Registration Nos. 333-17217 and 811-07953

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2020

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 146	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 148	☒

(Check appropriate box or boxes)

EQ ADVISORS TRUST

(formerly 787 Trust)

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (212) 554-1234

William T. MacGregor, Esq.

Executive Vice President, General Counsel and Secretary

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and address of agent for service)

Please send copies of all communications to:

Mark C. Amorosi , Esq.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

Title of Securities Being Registered: Class IA, Class IB and Class K Shares of Beneficial Interest

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a) of Rule 485
☐	75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Part A – Master Prospectus for certain portfolios, Prospectus for 1290 VT portfolios, and Prospectus for certain allocation portfolios of the Trust (collectively, the “Portfolios”)

Part B – Combined Statement of Additional Information for the Portfolios

Part C – Other Information

Signature Page

Exhibits

EQ Advisors TrustSM

Prospectus dated May 1, 2020

This Prospectus describes eighty-three (83) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA, Class IB and Class K shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Allocation Portfolios

EQ/AB Dynamic Aggressive Growth Portfolio†

EQ/AB Dynamic Growth Portfolio†

EQ/AB Dynamic Moderate Growth Portfolio

EQ/American Century Moderate Growth Allocation Portfolio†

EQ/AXA Investment Managers Moderate Allocation Portfolio†

EQ/First Trust Moderate Growth Allocation Portfolio†

EQ/Franklin Balanced Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio†

EQ/Goldman Sachs Moderate Growth Allocation Portfolio†

EQ/Invesco Moderate Allocation Portfolio†

EQ/Invesco Moderate Growth Allocation Portfolio†

EQ/JPMorgan Growth Allocation Portfolio†

EQ/Legg Mason Growth Allocation Portfolio†

EQ/Legg Mason Moderate Allocation Portfolio†

Equity Portfolios

ATM International Managed Volatility Portfolio††

ATM Large Cap Managed Volatility Portfolio††

ATM Mid Cap Managed Volatility Portfolio††

ATM Small Cap Managed Volatility Portfolio††

EQ/400 Managed Volatility Portfolio†

EQ/500 Managed Volatility Portfolio†

EQ/2000 Managed Volatility Portfolio†

EQ/AB Small Cap Growth Portfolio

EQ/American Century Mid Cap Value Portfolio†

EQ/BlackRock Basic Value Equity Portfolio

EQ/Capital Group Research Portfolio**

EQ/ClearBridge Large Cap Growth Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio†

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio†

EQ/Franklin Rising Dividends Portfolio†

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio†

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio†

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio**

EQ/Invesco International Growth Portfolio†

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio†

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio†,**

EQ/MFS Mid Cap Focused Growth Portfolio†,***

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio†

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/Templeton Global Equity Managed Volatility Portfolio+++

EQ/UBS Growth and Income Portfolio+++

Multimanager Aggressive Equity Portfolio

Multimanager Mid Cap Growth Portfolio+++

Multimanager Mid Cap Value Portfolio+++

Fixed Income Portfolios

EQ/AB Short Duration Government Bond Portfolio

EQ/Core Bond Index Portfolio

EQ/Franklin Strategic Income Portfolio†

EQ/Global Bond PLUS Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/Money Market Portfolio

EQ/PIMCO Global Real Return Portfolio†

EQ/PIMCO Real Return Portfolio†

EQ/PIMCO Total Return Portfolio†

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

Multimanager Core Bond Portfolio

Specialty/Sector Portfolios

EQ/Invesco Global Real Estate Portfolio†

EQ/MFS Technology Portfolio†

EQ/MFS Technology II Portfolio†,***,+++

EQ/MFS Utilities Series Portfolio†

EQ/T.Rowe Price Health Sciences Portfolio†

EQ/Wellington Energy Portfolio†,****

Multimanager Technology Portfolio

Please see the inside front cover page for the notes that correspond to the symbols that appear next to certain Portfolios’ names.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolios’ annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your variable life insurance contract and/or variable annuity certificate or contract (“contract”), from your financial intermediary, or from the Portfolios. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a contractholder, you may elect to receive the Portfolios’ shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolios’ shareholder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com.

The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IA/IB/K Master

(735479)

EQ Advisors Trust

You may elect to receive all future shareholder reports in paper free of charge. If you are a contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolios that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your contract (if you are a contractholder) or all Portfolios held with the fund complex (for other shareholders).

The following notes correspond to the symbols that appear next to certain Portfolios’ names on the outside front cover page.

*

Not all of these Portfolios may be available as an investment in your variable life or annuity product. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of EQ Advisors Trust and EQ Premier VIP Trust and may not be available directly as an investment under your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

**

Effective May 1, 2020, EQ/Capital Guardian Research Portfolio was renamed EQ/Capital Group Research Portfolio; EQ/MFS International Value Portfolio was renamed EQ/MFS International Intrinsic Value Portfolio; and EQ/Oppenheimer Global Portfolio was renamed EQ/Invesco Global Portfolio.

***

Effective November 29, 2019, EQ/Ivy Mid Cap Growth Portfolio was renamed EQ/MFS Mid Cap Focused Growth Portfolio, and EQ/Ivy Science and Technology Portfolio was renamed EQ/Science and Technology Portfolio. Effective January 15, 2020, EQ/Science and Technology Portfolio was renamed EQ/MFS Technology II Portfolio.

****	Effective November 18, 2019, EQ/Ivy Energy Portfolio was renamed EQ/Wellington Energy Portfolio.
†	The Trust offers only Class IB and Class K shares of this Portfolio.
††	The Trust offers only Class K shares of this Portfolio.
+++

Shareholders of the Portfolios have been asked to approve Agreements and Plans of Reorganization and Termination, whereby, effective early to mid-June 2020, the Multimanager Mid Cap Value Portfolio would be merged into the EQ/American Century Mid Cap Value Portfolio; the Multimanager Mid Cap Growth Portfolio would be merged into the EQ/Janus Enterprise Portfolio; the EQ/UBS Growth and Income Portfolio would be merged into the EQ/Capital Group Research Portfolio; the EQ/MFS Technology II Portfolio would be merged into the EQ/MFS Technology Portfolio; and the EQ/Templeton Global Equity Managed Volatility Portfolio would be merged into the 1290 VT SmartBeta Equity Portfolio.

EQ Advisors Trust

EQ Advisors Trust	Table of contents	3

4	Table of contents	EQ Advisors Trust

EQ/AB Dynamic Aggressive Growth Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AB Dynamic Aggressive Growth Portfolio	Class IB Shares	Class K Shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.19%	0.19%	*
Acquired Fund Fees and Expenses	0.11%	0.11%	*
Total Annual Portfolio Operating Expenses	1.30%	1.05%
Fee Waiver and/or Expense Reimbursement†	–0.10%	–0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$402	$703	$1,559
Class K Shares	$97	$324	$570	$1,274

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal conditions, the Portfolio will invest in a diversified range of securities and other financial instruments, including derivatives, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed income instruments of issuers located within and outside the United States, and currencies. By adjusting investment exposure among the various asset classes in the Portfolio, the Sub-Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. The Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or through other instruments, including derivatives.

The Portfolio’s equity investments will be allocated among discrete portions of the Portfolio that will invest in securities included in the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”), Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), Russell 2000® Index (“Russell 2000 Index”), MSCI EAFE Index, FTSE 100 Index, TOPIX Index, DJ EuroSTOXX 50 Index, and S&P/ASX 200 Index, respectively, and in other securities and instruments, such as derivatives, that provide exposure to these indexes. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the perform-

EQ Advisors Trust	About the investment portfolios	5

ance (before fees and expenses) of the relevant index. As of December 31, 2019, the market capitalization of companies in the S&P 500 Index, which consists of common stocks of 500 of the largest U.S. companies, ranged from $4.6 billion to $1,305 billion; in the S&P MidCap 400 Index, which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, from $1.1 billion to $19.4 billion; in the Russell 2000 Index, which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, from $12.7 million to $8.3 billion; in the MSCI EAFE Index, which measures the equity market performance of developed markets, excluding the U.S. and Canada, from $2.3 billion to $319.9 billion (approximately 918 constituents); in the FTSE 100 Index, which represents the performance of the 100 largest UK-domiciled blue chip companies, from $4.9 billion to $231.4 billion; in the TOPIX Index, which comprises all companies listed on the First Section of the Tokyo Stock Exchange, from $23.4 million to $231.2 billion (approximately 2080 constituents); in the DJ EuroSTOXX 50 Index, which represents the performance of the 50 largest companies in 11 Eurozone countries, from $20.9 billion to $235.1 billion; and in the S&P/ASX 200 Index, which represents the 200 largest and most liquid publicly listed companies in Australia, from $433.8 million to $128.9 billion. Each of these indices is weighted by market capitalization. The Sub-Adviser may allocate the Portfolio’s investments among these indices based on its assessment of risk in the equity markets relative to potential return. In addition, the Portfolio may obtain equity exposure by investing in preferred stocks, warrants and convertible securities of domestic and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Portfolio’s fixed income investments will consist primarily of investments in securities included in the Bloomberg Barclays U.S. Intermediate Government Bond Index and in other securities and instruments, such as derivatives, that provide exposure to this index. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of this index. The Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

The Portfolio uses a strategy that is commonly referred to as an indexing strategy. The Portfolio may use a replication technique or sampling approach to execute its indexing strategy. Circumstances under which the Sub-Adviser may use a sampling approach to execute the indexing strategy include when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to track the performance (before fees and expenses) of the relevant index; where the relevant index contains component securities too numerous to purchase or sell efficiently; or in instances when a component security becomes temporarily illiquid, unavailable, or less liquid. The quantity of holdings in the Portfolio will be based on a number of factors, including the asset size of the Portfolio. Each index sponsor has its own method for periodically rebalancing the index by adding, removing or rebalancing the index components to take into account market changes.

The Sub-Adviser will manage the Portfolio using a Dynamic Asset Allocation strategy, which involves making short-term adjustments to the Portfolio’s asset mix based on proprietary research on various risk and return factors. The approach seeks to minimize the effects of adverse equity market conditions, mitigate both extreme losses and outsized gains, and improve returns through lower volatility. Under normal market conditions, it is expected that the Portfolio’s asset allocation will be approximately 80% in equity securities (or financial instruments that provide investment exposure to such securities) and approximately 20% in fixed income securities (or financial instruments that provide investment exposure to such securities). The Portfolio’s equity investments may range from 0% to 90% of the Portfolio’s net assets depending on volatility. Likewise, the Portfolio’s fixed income investments may range from 10% to 100% of the Portfolio’s net assets depending on volatility. However, under normal market conditions the Portfolio’s net allocation to equity or fixed income securities will not increase or decrease by more than 7.5% of net assets in a day. When the Sub-Adviser determines that the risks in the equity markets have risen disproportionately to potential returns, the Portfolio will seek to reduce its equity exposure through the use of derivatives and investments in bonds or other fixed income securities, currencies and other financial instruments, or by reducing investments in equity securities. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In implementing the Dynamic Asset Allocation strategy, the Sub-Adviser may invest in derivatives, including futures, forwards and options, and other instruments rather than investing directly in equity or fixed income securities. These derivatives and other instruments may be used for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage the Portfolio’s exposure to certain asset classes. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Sub-Adviser will choose in each case based on considerations of cost and efficiency of access to the desired investment exposure. It is anticipated that the Portfolio’s de-

6	About the investment portfolios	EQ Advisors Trust

rivative instruments will consist primarily of exchange-traded futures and options contracts on securities and securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s holdings may be frequently adjusted to reflect the Sub-Adviser’s assessment of changing risks, which could result in high portfolio turnover. The Sub-Adviser believes that these adjustments also can frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Sub-Adviser decides to reduce (or eliminate) the Portfolio’s exposure to equity markets, the Sub-Adviser may choose to do so directly through securities transactions or indirectly through derivatives transactions.

The Portfolio may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Portfolio’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. Because the Sub-Adviser will use derivatives to manage the Portfolio’s exposure to different asset classes, the Portfolio’s use of derivatives may be substantial. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. In addition, the Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Sub-Adviser also may use exchange-traded funds (“ETFs”) in seeking to carry out the Portfolio’s investment strategies. The Portfolio also may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), the Portfolio’s investment manager.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market

EQ Advisors Trust	About the investment portfolios	7

declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive

8	About the investment portfolios	EQ Advisors Trust

to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is

EQ Advisors Trust	About the investment portfolios	9

traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will

10	About the investment portfolios	EQ Advisors Trust

grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

After the close of business on September 10, 2019, operations for Class K ceased and shares were fully redeemed.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

9.14% (2019 1st Quarter)	–10.85% (2018 4th Quarter)

EQ Advisors Trust	About the investment portfolios	11

Average Annual Total Returns

	One Year	Since Inception
EQ/AB Dynamic Aggressive Growth Portfolio — Class IB Shares (Inception Date: November 13, 2017)	19.86%	5.99%
EQ/AB Dynamic Aggressive Growth Index (reflects no deduction for fees, expenses, or taxes)	23.23%	8.60%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	13.27%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	3.03%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	November 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	November 2017

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Daniel J. Loewy, CFA®	Chief Investment Officer – Multi-Asset Solutions and Dynamic Asset Allocation; and Portfolio Manager of AllianceBernstein	November 2017
Brian T. Brugman	Portfolio Manager of AllianceBernstein	November 2017

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

12	About the investment portfolios	EQ Advisors Trust

EQ/AB Dynamic Growth Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AB Dynamic Growth Portfolio	Class IB Shares	Class K Shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.17%	0.17%	*
Acquired Fund Fees and Expenses	0.03%	0.03%	*
Total Annual Portfolio Operating Expenses	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$381	$660	$1,455
Class K Shares	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal conditions, the Portfolio will invest in a diversified range of securities and other financial instruments, including derivatives, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed income instruments of issuers located within and outside the United States, and currencies. By adjusting investment exposure among the various asset classes in the Portfolio, the Sub-Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. The Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or through other instruments, including derivatives.

The Portfolio’s equity investments will be allocated among discrete portions of the Portfolio that will invest in securities included in the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”), Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), Russell 2000® Index (“Russell 2000 Index”), MSCI EAFE Index, FTSE 100 Index, TOPIX Index, DJ EuroSTOXX 50 Index, and S&P/ASX 200 Index, respectively, and in other securities and instruments, such as derivatives, that provide exposure to these indexes. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of the relevant index. As of December 31, 2019, the market capitalization of companies in the S&P 500 Index, which consists of common stocks of 500 of the largest U.S. companies, ranged from $4.6 billion to $1,305 billion; in the S&P MidCap 400 Index, which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, from $1.1 billion to $19.4 billion; in the Russell 2000 Index, which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, from $12.7 million to $8.3 billion; in the MSCI EAFE Index, which measures the equity market performance of developed markets, excluding the U.S. and Canada, from $2.3 billion to $319.9 billion (approximately 918 constituents); in the FTSE 100 Index, which represents the performance of the 100 largest UK-domiciled blue chip companies, from $4.9 billion to $231.4 billion; in the TOPIX Index, which comprises all companies listed on the First Section of the Tokyo Stock Exchange, from $23.4 million to $231.2 billion (approximately 2080 constituents); in the DJ EuroSTOXX 50 Index, which represents the performance of

EQ Advisors Trust	About the investment portfolios	13

the 50 largest companies in 11 Eurozone countries, from $20.9 billion to $235.1 billion; and in the S&P/ASX 200 Index, which represents the 200 largest and most liquid publicly listed companies in Australia, from $433.8 million to $128.9 billion. Each of these indices is weighted by market capitalization. The Sub-Adviser may allocate the Portfolio’s investments among these indices based on its assessment of risk in the equity markets relative to potential return. In addition, the Portfolio may obtain equity exposure by investing in preferred stocks, warrants and convertible securities of domestic and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Portfolio’s fixed income investments will consist primarily of investments in securities included in the Bloomberg Barclays U.S. Intermediate Government Bond Index and in other securities and instruments, such as derivatives, that provide exposure to this index. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of this index. The Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

The Portfolio uses a strategy that is commonly referred to as an indexing strategy. The Portfolio may use a replication technique or sampling approach to execute its indexing strategy. Circumstances under which the Sub-Adviser may use a sampling approach to execute the indexing strategy include when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to track the performance (before fees and expenses) of the relevant index; where the relevant index contains component securities too numerous to purchase or sell efficiently; or in instances when a component security becomes temporarily illiquid, unavailable, or less liquid. The quantity of holdings in the Portfolio will be based on a number of factors, including the asset size of the Portfolio. Each index sponsor has its own method for periodically rebalancing the index by adding, removing or rebalancing the index components to take into account market changes.

The Sub-Adviser will manage the Portfolio using a Dynamic Asset Allocation strategy, which involves making short-term adjustments to the Portfolio’s asset mix based on proprietary research on various risk and return factors. The approach seeks to minimize the effects of adverse equity market conditions, mitigate both extreme losses and outsized gains, and improve returns through lower volatility. Under normal market conditions, it is expected that the Portfolio’s asset allocation will be approximately 70% in equity securities (or financial instruments that provide investment exposure to such securities) and approximately 30% in fixed income securities (or financial instruments that provide investment exposure to such securities). The Portfolio’s equity investments may range from 0% to 80% of the Portfolio’s net assets depending on volatility. Likewise, the Portfolio’s fixed income investments may range from 20% to 100% of the Portfolio’s net assets depending on volatility. When the Sub-Adviser determines that the risks in the equity markets have risen disproportionately to potential returns, the Portfolio will seek to reduce its equity exposure through the use of derivatives and investments in bonds or other fixed income securities, currencies and other financial instruments, or by reducing investments in equity securities. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In implementing the Dynamic Asset Allocation strategy, the Sub-Adviser may invest in derivatives, including futures, forwards and options, and other instruments rather than investing directly in equity or fixed income securities. These derivatives and other instruments may be used for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage the Portfolio’s exposure to certain asset classes. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Sub-Adviser will choose in each case based on considerations of cost and efficiency of access to the desired investment exposure. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities and securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s holdings may be frequently adjusted to reflect the Sub-Adviser’s assessment of changing risks, which could result in high portfolio turnover. The Sub-Adviser believes that these adjustments also can frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Sub-Adviser decides to reduce (or eliminate) the Portfolio’s exposure to equity markets, the Sub-Adviser may choose to do so directly through securities transactions or indirectly through derivatives transactions.

The Portfolio may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Portfolio’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. Because the Sub-Adviser will use derivatives to manage the Portfolio’s exposure to different asset classes, the Portfolio’s use of derivatives may be substantial. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and

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losses on the full contract price. In addition, the Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Sub-Adviser also may use exchange-traded funds (“ETFs”) in seeking to carry out the Portfolio’s investment strategies. The Portfolio also may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), the Portfolio’s investment manager.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market

EQ Advisors Trust	About the investment portfolios	15

segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries

16	About the investment portfolios	EQ Advisors Trust

or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also

EQ Advisors Trust	About the investment portfolios	17

subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In

18	About the investment portfolios	EQ Advisors Trust

addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

8.05% (2019 1st Quarter)	–9.37% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/AB Dynamic Growth Portfolio – Class IB Shares (Inception Date: May 1, 2015)	17.80%	5.05%
EQ/AB Dynamic Growth Index (reflects no deduction for fees, expenses, or taxes)	20.95%	7.23%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	12.11%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.88%

EQ Advisors Trust	About the investment portfolios	19

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2015

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Daniel J. Loewy, CFA®	Chief Investment Officer – Multi-Asset Solutions and Dynamic Asset Allocation; and Portfolio Manager of AllianceBernstein	May 2015
Brian T. Brugman	Portfolio Manager of AllianceBernstein	May 2016

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

20	About the investment portfolios	EQ Advisors Trust

EQ/AB Dynamic Moderate Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AB Dynamic Moderate Growth Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee*	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%**	0.15%	0.15%**
Total Annual Portfolio Operating Expenses	1.10%	1.10%	0.85%
*	Management Fee has been restated to reflect the current fee.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$112	$350	$606	$1,340
Class IB Shares	$112	$350	$606	$1,340
Class K Shares	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal conditions, the Portfolio will invest in a diversified range of securities and other financial instruments, including derivatives, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed income instruments of issuers located within and outside the United States, and currencies. By adjusting investment exposure among the various asset classes in the Portfolio, the Sub-Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. The Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or through other instruments, including derivatives.

The Portfolio’s equity investments will be allocated among discrete portions of the Portfolio that will invest in securities included in the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”), Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), Russell 2000® Index (“Russell 2000 Index”), MSCI EAFE Index, FTSE 100 Index, TOPIX Index, DJ EuroSTOXX 50 Index, and S&P/ASX 200 Index, respectively, and in other securities and instruments, such as derivatives, that provide exposure to these indexes. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of the relevant index. As of December 31, 2019, the market capitalization of companies in the S&P 500 Index, which consists of common stocks of 500 of the largest U.S. companies, ranged from $4.6 billion to $1,305 billion; in the S&P MidCap 400 Index, which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, from $1.1 billion to $19.4 billion; in the Russell 2000 Index, which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, from $12.7 million to $8.3 billion; in the MSCI EAFE Index, which measures the equity market performance of developed markets, excluding the U.S. and Canada, from $2.3 billion to $319.9 billion (approximately 921 constituents); in the FTSE 100 Index, which represents the performance of the 100 largest UK-domiciled blue chip companies, from $4.9 billion to $231.4 billion; in the TOPIX Index, which comprises all companies listed on the First Section of the Tokyo Stock Exchange, from

EQ Advisors Trust	About the investment portfolios	21

$23.4 million to $231.2 billion (approximately 2080 constituents); in the DJ EuroSTOXX 50 Index, which represents the performance of the 50 largest companies in 11 Eurozone countries, from $20.9 billion to $235.1 billion; and in the S&P/ASX 200 Index, which represents the 200 largest and most liquid publicly listed companies in Australia, from $433.8 million to $128.9 billion. Each of these indices is weighted by market capitalization. The Sub-Adviser may allocate the Portfolio’s investments among these indices based on its assessment of risk in the equity markets relative to potential return. In addition, the Portfolio may obtain equity exposure by investing in preferred stocks, warrants and convertible securities of domestic and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Portfolio’s fixed income investments will consist primarily of investments in securities included in the FTSE World Government Bond (“WGB”) Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index and in other securities and instruments, such as derivatives, that provide exposure to these indices. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of the relevant index. The FTSE WGB Index includes the most significant and liquid government bonds from markets globally that carry at least an investment grade rating. The Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

The Portfolio uses a strategy that is commonly referred to as an indexing strategy. The Portfolio may use a replication technique or sampling approach to execute its indexing strategy. Circumstances under which the Sub-Adviser may use a sampling approach to execute the indexing strategy include when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to track the performance (before fees and expenses) of the relevant index; where the relevant index contains component securities too numerous to purchase or sell efficiently; or in instances when a component security becomes temporarily illiquid, unavailable, or less liquid. The quantity of holdings in the Portfolio will be based on a number of factors, including the asset size of the Portfolio. Each index sponsor has its own method for periodically rebalancing the index by adding, removing or rebalancing the index components to take into account market changes.

The Sub-Adviser will manage the Portfolio using a Dynamic Asset Allocation strategy, which involves making short-term adjustments to the Portfolio’s asset mix based on proprietary research on various risk and return factors. The approach seeks to minimize the effects of adverse equity market conditions, mitigate both extreme losses and outsized gains, and improve returns through lower volatility. Under normal market conditions, it is expected that the Portfolio’s asset allocation will be approximately 60% in equity securities (or financial instruments that provide investment exposure to such securities) and approximately 40% in fixed income securities (or financial instruments that provide investment exposure to such securities). The Portfolio’s equity investments may range from 0% to 70% of the Portfolio’s net assets depending on volatility. Likewise, the Portfolio’s fixed income investments may range from 30% to 100% of the Portfolio’s net assets depending on volatility. When the Sub-Adviser determines that the risks in the equity markets have risen disproportionately to potential returns, the Portfolio will seek to reduce its equity exposure through the use of derivatives and investments in bonds or other fixed income securities, currencies and other financial instruments, or by reducing investments in equity securities. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In implementing the Dynamic Asset Allocation strategy, the Sub-Adviser may invest in derivatives, including futures, forwards, swaps and options, and other instruments rather than investing directly in equity or fixed income securities. These derivatives and other instruments may be used for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage the Portfolio’s exposure to certain asset classes. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Sub-Adviser will choose in each case based on considerations of cost and efficiency of access to the desired investment exposure. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities and securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s holdings may be frequently adjusted to reflect the Sub-Adviser’s assessment of changing risks, which could result in high portfolio turnover. The Sub-Adviser believes that these adjustments also can frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Sub-Adviser decides to reduce (or eliminate) the Portfolio’s exposure to equity markets, the Sub-Adviser may choose to do so directly through securities transactions or indirectly through derivatives transactions.

The Portfolio may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Portfolio’s use of derivatives will be consistent with its overall investment

22	About the investment portfolios	EQ Advisors Trust

strategy of obtaining and managing exposure to various asset classes. Because the Sub-Adviser will use derivatives to manage the Portfolio’s exposure to different asset classes, the Portfolio’s use of derivatives may be substantial. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. In addition, the Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Sub-Adviser also may use exchange-traded funds (“ETFs”) in seeking to carry out the Portfolio’s investment strategies. The Portfolio also may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), the Portfolio’s investment manager.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The

EQ Advisors Trust	About the investment portfolios	23

Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political

24	About the investment portfolios	EQ Advisors Trust

and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

EQ Advisors Trust	About the investment portfolios	25

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market

26	About the investment portfolios	EQ Advisors Trust

segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

Class IA shares and Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

7.08% (2019 1st Quarter)	–7.87% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
EQ/AB Dynamic Moderate Growth Portfolio – Class IB Shares (Inception Date: February 18, 2011)	15.80%	4.90%	5.46%
EQ/AB Dynamic Moderate Growth Index (reflects no deduction for fees, expenses, or taxes)	18.58%	6.67%	7.02%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	12.74%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.19%

EQ Advisors Trust	About the investment portfolios	27

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein, L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Daniel J. Loewy, CFA®	Chief Investment Officer – Multi-Asset Solutions and Dynamic Asset Allocation; and Portfolio Manager of AllianceBernstein	February 2011
Brian T. Brugman	Portfolio Manager of AllianceBernstein	May 2016

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

28	About the investment portfolios	EQ Advisors Trust

EQ/American Century Moderate Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/American Century Moderate Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.53%	0.72%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	1.65%	1.59%
Fee Waiver and/or Expense Reimbursement†	–0.45%	–0.64%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$476	$855	$1,917
Class K Shares	$97	$439	$805	$1,835

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. For the period February 1, 2019 (commencement of operations) through December 31, 2019, the Portfolio’s portfolio turnover rate was 56% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Sub-Adviser will allocate the Portfolio’s assets to achieve targeted exposures among equity investments and fixed income investments. The Portfolio’s current target allocation for long-term investments is approximately 60% of its net assets in equity investments and approximately 40% of its net assets in fixed income investments. The Portfolio employs a dynamic allocation approach and may from time to time make tactical increases or decreases beyond these target allocations based on a broad range of market and economic trends and qualitative and quantitative factors. This means at any time the Portfolio’s asset mix may differ from the target allocations.

The Portfolio’s equity allocation will be invested in the following equity asset categories: U.S. Large Cap Equity, U.S. Mid Cap Equity, U.S. Small Cap Equity, and International Equity (excluding emerging markets). The Portfolio’s current target is to invest approximately the following percentages of its net assets in instruments that provide exposure to these equity asset categories: U.S. Large Cap Equity (50%), U.S. Mid Cap Equity (3%), U.S. Small Cap Equity (3%), and International Equity (18%). The allocations among the equity asset categories may be changed by the Sub-Adviser without notice or shareholder approval. The Portfolio’s equity investments may

EQ Advisors Trust	About the investment portfolios	29

include exchange-traded funds (“ETFs”), common stocks, options, rights, warrants and other equity-related instruments, including, but not limited to, derivatives as described below. The Sub-Adviser will periodically rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. The Portfolio’s allocations to different market capitalizations will vary based on the Sub-Adviser’s tactical views and in response to changing market conditions. Securities in which the Portfolio may invest may be denominated in any currency.

The Portfolio’s fixed income allocation will be invested primarily (either directly or indirectly through other investments) in U.S. dollar-denominated corporate debt securities that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. The Portfolio’s investments in fixed income securities may include fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds. The Portfolio may also purchase or sell futures contracts on fixed income securities and enter into swap contracts in lieu of investing directly in fixed income securities themselves. In selecting the Portfolio’s investments in fixed income securities, the Sub-Adviser seeks to create a fixed income allocation with a risk and return profile similar to that of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which is an unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years.

The Portfolio may invest in instruments that provide exposure to the U.S. Treasuries asset class, such as U.S. Treasuries and U.S. Treasury futures contracts. The Portfolio’s allocation to such instruments will vary based on the Sub-Adviser’s tactical views and in response to changing market conditions.

The Sub-Adviser also will implement a volatility management strategy that seeks to reduce the Portfolio’s market risk exposure and overall volatility during periods of expected heightened market volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Sub-Adviser utilizes a momentum approach and seeks to de-risk the Portfolio ahead of target volatility. The Sub-Adviser’s volatility management strategy utilizes risk indicators that include both a short-term and an intermediate-term model designed to detect potential volatility. When the expected market volatility increases to a certain level as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its exposure to equity investments by shorting equity index futures or by investing in instruments that provide exposure to the U.S. Treasuries asset class or in cash or cash equivalents. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its target allocation and could be substantially less than 60% of the Portfolio’s net assets (and could be 0% or a net short position in equity investments). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objectives, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

30	About the investment portfolios	EQ Advisors Trust

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

The Sub-Adviser may consider the size of the Portfolio when deciding how to implement the investment strategy. For example, the Portfolio may invest primarily in ETFs and derivative instruments, rather than in individual securities, to gain broad exposure to a particular asset category.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the

EQ Advisors Trust	About the investment portfolios	31

risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

32	About the investment portfolios	EQ Advisors Trust

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such share-

EQ Advisors Trust	About the investment portfolios	33

holders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant upon information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

34	About the investment portfolios	EQ Advisors Trust

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2019
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2019

Sub-Adviser: American Century Investment Management, Inc. (“American Century” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Cleo Chang	Senior Vice President and Head of Investment Solutions of American Century	February 2019
Rich Weiss	Senior Vice President and Chief Investment Officer of Multi-Asset Strategies of American Century	February 2019
Radu C. Gabudean, Ph.D.	Vice President and Portfolio Manager of American Century	February 2019
Vidya Rajappa	Vice President and Portfolio Manager of American Century	February 2019
Rene Casis	Portfolio Manager of American Century	February 2019

EQ Advisors Trust	About the investment portfolios	35

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

36	About the investment portfolios	EQ Advisors Trust

EQ/AXA Investment Managers Moderate Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term total return while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AXA Investment Managers Moderate Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.91%	0.92%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Portfolio Operating Expenses	2.05%	1.81%
Fee Waiver and/or Expense Reimbursement†	–0.85%	–0.86%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$561	$1,025	$2,311
Class K Shares	$97	$486	$900	$2,056

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. For the period February 1, 2019 (commencement of operations) through December 31, 2019, the Portfolio’s portfolio turnover rate was 16% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Sub-Adviser will allocate the Portfolio’s assets to achieve targeted exposures among equity investments and fixed income investments. The Portfolio’s current target allocation for long-term investments is approximately 55% of its net assets in equity investments and approximately 45% of its net assets in fixed income investments. On a periodic basis, the Sub-Adviser may rebalance the Portfolio’s investments in response to changes in market value or other factors to maintain these target allocations. During periods before or after such rebalancing, the Portfolio may deviate from its target allocations.

The Portfolio’s equity allocation will be invested in the following equity asset categories: U.S. Large Cap Equity, U.S. Mid Cap Equity, U.S. Small Cap Equity, and International Equity (excluding emerging markets). The Portfolio’s current target is to invest approximately the following percentages of its equity allocation in instruments that provide exposure to these equity asset categories: U.S. Large Cap Equity (60%), U.S. Mid Cap Equity (10%), U.S. Small Cap Equity (7%), and International Equity (23%). The allocations among the equity asset categories may be changed by the Sub-Adviser without notice or shareholder approval. The Portfolio’s equity investments may include exchange-traded funds (“ETFs”), common stocks, options, rights, war-

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rants and other equity-related instruments, including, but not limited to, derivatives as described below. The Sub-Adviser will periodically rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. The Portfolio’s allocations to different market capitalizations may vary based on the Sub-Adviser’s tactical views and in response to changing market conditions. Securities in which the Portfolio may invest may be denominated in any currency.

Substantially all of the Portfolio’s fixed income allocation will be invested in ETFs and in instruments that provide exposure to the corporate debt asset category. The Portfolio’s fixed income allocation will be invested primarily (either directly or indirectly through other investments) in U.S. dollar-denominated corporate debt securities that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. The Portfolio’s investments in fixed income securities may include fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds. The Portfolio may also purchase or sell futures contracts on fixed income securities and enter into swap contracts in lieu of investing directly in fixed income securities themselves. In selecting the Portfolio’s investments in fixed income securities, the Sub-Adviser seeks to create a fixed income allocation with a risk and return profile similar to that of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which is an unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years.

The Sub-Adviser also will implement a volatility management strategy that seeks to reduce the Portfolio’s market risk exposure and overall volatility during periods of expected heightened market volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Sub-Adviser focuses on equity portfolio beta compared to the S&P 500 Index and equity portfolio correlation to the S&P 500 Index. The Sub-Adviser’s volatility management strategy is based on a measure of annualized historical volatility computed using daily arithmetic returns. When the expected market volatility increases to a certain level as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its exposure to equity investments by selling exposures that are derived using ETFs or, in the case where physical securities are held, selling physical securities, by shorting equity index futures, by shorting ETFs, or by investing up to 100% of its target equity allocation in cash, cash equivalents or U.S. Treasury notes. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its target allocation and could be substantially less than 55% of the Portfolio’s net assets (and could be 0% or a net short position in equity investments). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objectives, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity futures contracts as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

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From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

The Sub-Adviser may consider the size of the Portfolio when deciding how to implement the investment strategy. For example, the Portfolio may invest primarily in ETFs and derivative instruments, rather than in individual securities, to gain broad exposure to a particular asset category.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market val-

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ues of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s abil-

40	About the investment portfolios	EQ Advisors Trust

ity to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of

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which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant upon information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold

42	About the investment portfolios	EQ Advisors Trust

large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2019
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2019

Sub-Adviser: AXA Investment Managers, Inc. (“AXA IM” or the “Sub-Adviser”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Benoit Delabre	Portfolio Manager of AXA IM	February 2019
Laurent Rabatel	Portfolio Manager of AXA IM	February 2019
Nicolas Sadone	Portfolio Manager of AXA IM	February 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the ”Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The

EQ Advisors Trust	About the investment portfolios	43

AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

44	About the investment portfolios	EQ Advisors Trust

EQ/First Trust Moderate Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term total return while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/First Trust Moderate Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.61%	0.70%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total Annual Portfolio Operating Expenses	1.74%	1.58%
Fee Waiver and/or Expense Reimbursement†	–0.54%	–0.63%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$495	$893	$2,007
Class K Shares	$97	$437	$801	$1,825

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. For the period February 1, 2019 (commencement of operations) through December 31, 2019, the Portfolio’s portfolio turnover rate was 40% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing primarily in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) and other instruments, including derivatives as described below, that provide exposure to global equity and fixed income markets. Under normal market conditions, the Sub-Adviser will allocate the Portfolio’s assets to achieve targeted exposures among equity investments and fixed income investments. The Portfolio’s current target allocation for long-term investments is approximately 60% of its net assets in equity investments and approximately 40% of its net assets in fixed income investments, through investments in Underlying ETFs and other instruments. On a periodic basis, the Sub-Adviser may rebalance the Portfolio’s investments in response to changes in market value or other factors to maintain these target allocations. During periods before or after such rebalancing, the Portfolio may deviate from its target allocations.

The Portfolio’s equity allocation will be invested primarily in Underlying ETFs and other equity-related instruments, including derivatives as described below, that provide exposure to U.S. large, mid, and small cap stocks and foreign developed markets securities. The Portfolio’s current target is to invest approximately the following percentages of its net assets in Underlying ETFs and other equity-related instruments, including derivatives as described below, that provide exposure to

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the following equity asset categories: U.S. Large Cap Equity (25%), U.S. Mid Cap Equity (11.7%), U.S. Small Cap Equity (11.6%), and International Developed (11.7%). The allocations among the equity asset categories may be changed by the Sub-Adviser without notice or shareholder approval. The Sub-Adviser will periodically rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. The Portfolio’s allocations to different market capitalizations will vary based on the Sub-Adviser’s tactical views and in response to changing market conditions. The Underlying ETFs in which the Portfolio invests may be invested in securities denominated in any currency.

Substantially all of the Portfolio’s fixed income allocation will be invested in the corporate debt asset category. The Portfolio’s fixed income allocation will be invested primarily in Underlying ETFs and other fixed income-related instruments, including derivatives as described below, to create a fixed income allocation with a risk and return profile similar to that of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which is an unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years. An Underlying ETF’s investments may include fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds. The Portfolio may also purchase or sell futures contracts on ETFs and enter into swap contracts in lieu of investing in Underlying ETFs themselves.

The Sub-Adviser also will implement a volatility management strategy that seeks to reduce the Portfolio’s market risk exposure and overall volatility during periods of expected heightened market volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Sub-Adviser monitors the expected volatility of the Portfolio and the average expected volatility of the equity asset classes included within the Portfolio (U.S. Large Cap Equity, U.S. Mid Cap Equity, U.S. Small Cap Equity, and International Developed). When either of these two measures exceeds certain levels, as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its exposure to equity investments by shorting equity index futures or by investing up to 100% of its target equity allocation in cash or cash equivalents. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its target allocation and could be substantially less than 60% of the Portfolio’s net assets (and could be 0% or a net short position in equity investments). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objectives, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts and options on futures contracts and indexes as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in

46	About the investment portfolios	EQ Advisors Trust

non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Portfolio’s prospectus, and the prospectuses and statements of additional information for the Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Risks Related to Investments in Underlying ETFs: The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance.

EQ Advisors Trust	About the investment portfolios	47

The Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short

48	About the investment portfolios	EQ Advisors Trust

position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell secu-

EQ Advisors Trust	About the investment portfolios	49

rities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant upon information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management,

50	About the investment portfolios	EQ Advisors Trust

including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2019
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2019

Sub-Adviser: First Trust Advisors L.P. (“First Trust” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
John Gambla, CFA, FRM, PRM	Senior Portfolio Manager, Alternatives Investment Team of First Trust	February 2019
Rob Guttschow, CFA	Senior Portfolio Manager, Alternatives Investment Team of First Trust	February 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Franklin Balanced Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Franklin Balanced Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.64%	0.64%	0.64%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.05%	1.05%	0.80%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$334	$579	$1,283
Class IB Shares	$107	$334	$579	$1,283
Class K Shares	$82	$255	$444	$990

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets, and the Index Allocated Portion will consist of approximately 50% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets. In addition, the Portfolio invests in a mix of debt and equity securities and normally will invest at least 25% of its net assets in debt securities and at least 25% of its net assets in equity securities.

Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage and other asset-backed securities, debentures, zero coupon notes, and shorter term instruments. Equity securities include common stocks and preferred stocks. The Active Allocated Portion may shift its investments from one asset class to another based on the Sub-Adviser’s analysis of the best opportunity for the Portfolio in a given market.

The Active Allocated Portion seeks income by selecting investments such as corporate, foreign and U.S. treasury bonds, as well as stocks with dividend yields the Sub-Adviser believes are attractive. In searching for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries but from time to time, based on economic conditions the Active Allocated Portion may have significant investments in particular sectors, particularly healthcare and financials.

The Active Allocated Portion may invest up to 100% of its total assets in debt securities that are rated below investment

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grade, including a portion in defaulted securities. Securities below investment grade include those securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Global Ratings (“S&P”) or, if unrated, securities deemed by the Adviser or Sub-Adviser to be of comparable quality. Such securities are often referred to as “junk bonds.” The Active Allocated Portion may invest in convertible securities without regard to the ratings assigned by ratings services. If subsequent to its purchase a security is downgraded in rating or goes into default, the Sub-Adviser to the Active Allocated Portion will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.

The Active Allocated Portion also may invest in investment grade fixed income securities, asset- and mortgage-backed securities and, to a limited extent, loan participations and U.S. Government securities. The Active Allocated Portion also may invest up to 25% of its assets in foreign securities, including emerging markets securities.

The Active Allocated Portion may enter into interest rate and credit-related transactions involving derivative instruments, including interest rate, fixed income total return and credit default swaps and bond/interest rate futures contracts, as well as options on all such instruments. The use of these derivative transactions may allow the Active Allocated Portion to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks. These derivative instruments may be used for hedging purposes, to enhance the Active Allocated Portion’s returns or to obtain exposure to various market sectors.

In choosing investments, the Sub-Adviser to the Active Allocated Portion searches for undervalued or out-of-favor securities it believes offer current opportunities for income and significant growth in the future. The Sub-Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Sub-Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio is comprised of two strategies, one of which seeks to track the performance (before fees and expenses) of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”) with minimal tracking error, and a second component which seeks to invest in securities comprising the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“Intermediate Government/Credit Index”), which includes U.S. Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and investment grade corporate bonds with maturities of one to 10 years. Each such strategy is commonly referred to as an indexing strategy. Generally, the S&P 500 Index portion of the Index Allocated Portion uses a full replication technique, and the Intermediate Government/Credit Index portion of the Index Allocated Portion utilizes a sampling approach. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

The Portfolio also may use financial instruments such as futures and options to manage duration. Duration is a measure used to determine the sensitivity of a security’s price to interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses.

Up to 25% of the Portfolio’s assets may be invested in derivatives. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the

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Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

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Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio

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may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility, and it may be difficult to value such securities. The Portfolio may lose a substantial portion or all of its investment in such securities. If the issuer of a security held by the Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets

EQ Advisors Trust	About the investment portfolios	57

of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may

58	About the investment portfolios	EQ Advisors Trust

not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Non-Investment Grade Securities Risk: Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings Ltd. or below Baa by Moody’s Investors Service, Inc. or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower

EQ Advisors Trust	About the investment portfolios	59

may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including a volatility managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

8.03% (2019 1st Quarter)	–9.11% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Franklin Balanced Managed Volatility Portfolio – Class IA Shares	16.65%	5.63%	7.13%
EQ/Franklin Balanced Managed Volatility Portfolio – Class IB Shares	16.53%	5.63%	7.07%
EQ/Franklin Balanced Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	16.82%	5.88%	7.71%
50% Volatility Managed Index – Large Cap Core/50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	18.44%	7.07%	8.16%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	6.80%	2.57%	3.05%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2015
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

Sub-Adviser: Franklin Advisers, Inc. (“Franklin Advisers” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

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Name	Title	Date Began Managing the Portfolio
Edward D. Perks, CFA®	Executive Vice President and Chief Investment Officer of Franklin Advisers	August 2006
Todd Brighton, CFA®	Senior Vice President and Portfolio Manager of Franklin Advisers	February 2020
Brendan Circle	Vice President, Research Analyst and Portfolio Manager of Franklin Advisers	May 2019

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio tracking the S&P 500 Index are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio tracking the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index are:

Name	Title	Date Began Managing the Portfolio
Scott Radell	Managing Director and Portfolio Manager of BlackRock	June 2010
Karen Uyehara	Director and Portfolio Manager of BlackRock	May 2011

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	61

EQ/Goldman Sachs Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Goldman Sachs Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.35%	0.51%
Acquired Fund Fees and Expenses	0.11%	0.11%
Total Annual Portfolio Operating Expenses	1.51%	1.42%
Fee Waiver and/or Expense Reimbursement†	–0.31%	–0.47%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$447	$794	$1,775
Class K Shares	$97	$403	$732	$1,661

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. For the period February 1, 2019 (commencement of operations) through December 31, 2019, the Portfolio’s portfolio turnover rate was 45% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio will seek to invest approximately 70% of its assets in equity investments and approximately 30% of its assets in fixed income investments. On a periodic basis (typically monthly), the Sub-Adviser will rebalance the Portfolio’s investments in response to changes in market value or other factors to maintain these strategic allocations. During periods before or after such rebalancing, the Portfolio may deviate from its strategic allocations.

The Portfolio’s equity allocation will be invested in the following equity asset categories: US Large Cap Equity, US Mid Cap Equity, US Small Cap Equity, European Equity, United Kingdom Equity and Japanese Equity. Under normal market conditions, approximately half of the Portfolio’s equity allocation will be invested in instruments that provide exposure to US Large Cap Equity, with the remainder being allocated to the other equity asset categories in an approximate percentage range of 0%-20%, respectively. The allocations among the equity categories may be changed

62	About the investment portfolios	EQ Advisors Trust

by the Sub-Adviser without notice or shareholder approval. The Portfolio’s equity investments may include exchange-traded funds (“ETFs”), common and preferred stocks, options, rights, warrants, convertible securities and other equity-related instruments, including, but not limited to, derivatives as described below. The Sub-Adviser will periodically (typically monthly) rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. Securities may be issued by issuers located in any developed country, and may be denominated in any currency.

Substantially all of the Portfolio’s fixed income allocation will be invested in instruments that provide exposure to the corporate debt asset category. The Portfolio’s fixed income allocation will be invested primarily (either directly or indirectly through other investments) in U.S. dollar-denominated corporate debt securities that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. The Portfolio’s investments in fixed income securities may include ETFs, fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds. The Portfolio may also purchase or sell futures contracts on fixed income securities and ETFs, and enter into swap contracts in lieu of investing directly in fixed income securities themselves. In selecting the Portfolio’s investments in fixed income securities, the Sub-Adviser seeks to create a fixed income allocation with a risk and return profile similar to that of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which is an unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years.

The Sub-Adviser also will implement and monitor a volatility management strategy for the Portfolio that seeks to reduce the Portfolio’s overall volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. When the expected volatility of an equity asset category in which the Portfolio invests increases to a certain level as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its overall equity exposure by investing up to 100% of its target allocation, adjusted for the expected volatility of the asset category, in cash or cash equivalents or an offsetting position. An offsetting position may include closing existing long exchange-traded equity futures contracts, selling short exchange-traded equity futures contracts, selling equity exposures that are derived using ETFs or, in the case where physical securities are held, selling physical securities or selling exchange-traded equity index futures contracts. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its strategic allocation target and could be substantially less than 70% of the Portfolio’s assets (and could be 0% or a net short position in equity investments). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its strategic allocation target. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the strategic allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objective, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts and options on futures contracts and indices as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

The Portfolio may also enter into certain types of repurchase agreements. Under a repurchase agreement, the seller

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agrees to repurchase a security at a mutually agreed-upon time and price. In addition, the Portfolio may also invest in real estate investment trusts (“REITs”).

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

The Sub-Adviser may consider the size of the Portfolio when deciding how to implement the investment strategy. For example, the Portfolio may invest primarily in ETFs and derivative instruments, rather than in individual securities, to gain broad exposure to a particular asset category.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than

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the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa)

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are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ram-

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ifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant upon information data systems. In-

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accurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

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Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreements Risk: If the other party to a re-purchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to re-purchase the security in either situation and the market value of the security declines, the Portfolio may lose money.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	January 2019
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	January 2019

Sub-Adviser: Goldman Sachs Asset Management, L.P. (“Goldman Sachs” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Federico Gilly	Managing Director of Goldman Sachs, Co-Head of Research, Portfolio Management and Portfolio Construction for the Alternative Investment Strategies team within Goldman Sachs’ Quantitative Investment Strategies platform	May 2019
Matthew Schwab	Managing Director of Goldman Sachs, Co-Head of Research, Portfolio Management and Portfolio Construction for the Alternative Investment Strategies team within Goldman Sachs’ Quantitative Investment Strategies platform	January 2019
Oliver Bunn	Vice President of Goldman Sachs and Portfolio Manager in the Alternative Investment Strategies team within Goldman Sachs’ Quantitative Investment Strategies platform	January 2019

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AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Goldman Sachs Moderate Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.15%	0.15%	*
Acquired Fund Fees and Expenses	0.04%	0.04%	*
Total Annual Portfolio Operating Expenses	1.24%	0.99%
Fee Waiver and/or Expense Reimbursement†	–0.04%	–0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$389	$677	$1,496
Class K Shares	$97	$311	$543	$1,209

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 193% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio will seek to invest approximately 60% of its assets in equity investments and approximately 40% of its assets in fixed income investments. On a periodic basis (typically monthly), the Sub-Adviser will rebalance the Portfolio’s investments in response to changes in market value or other factors to maintain these strategic allocations. During periods before or after such rebalancing, the Portfolio may deviate from its strategic allocations.

The Portfolio’s equity allocation will be invested in the following equity asset categories: US Large Cap Equity, US Mid Cap Equity, US Small Cap Equity, European Equity, United Kingdom Equity and Japanese Equity. Under normal market conditions, approximately half of the Portfolio’s equity allocation will be invested in instruments that provide exposure to US Large Cap Equity, with the remainder being allocated to the other equity asset categories in an approximate percentage range of 0%-20%, respectively. The allocations among the equity categories may be changed by the Sub-Adviser without notice or shareholder approval. The Portfolio’s equity investments may include exchange-traded funds (“ETFs”), common and preferred stocks, options, rights, warrants, convertible securities and other equity-related instruments, including, but not limited to, derivatives as described below. The Sub-Adviser will periodically (typically monthly) rebalance

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the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. Securities may be issued by issuers located in any developed country, and may be denominated in any currency.

Substantially all of the Portfolio’s fixed-income allocation will be invested primarily in instruments that provide exposure to the U.S. Treasuries asset category, such as U.S. Treasuries and U.S. Treasury futures contracts, with an intermediate weighted average duration (generally, 7-10 years). The Portfolio’s investments in fixed income securities may include floating or variable rate obligations, zero coupon securities and pay-in-kind securities. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses.

The Sub-Adviser also will implement and monitor a volatility management strategy for the Portfolio that seeks to reduce the Portfolio’s overall volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. Higher volatility generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. When the expected volatility of an equity asset category in which the Portfolio invests increases to a certain level as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its overall equity exposure by investing up to 100% of its target allocation, adjusted for the expected volatility of the asset category, in cash or cash equivalents or an offsetting position. An offsetting position may include closing existing long exchange-traded equity futures contracts, selling short exchange-traded equity futures contracts, selling equity exposures that are derived using ETFs or, in the case where physical securities are held, selling physical securities or selling exchange-traded equity index futures contracts. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its strategic allocation target and could be substantially less than 60% of the Portfolio’s assets (and could be 0%). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its strategic allocation target. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the strategic allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objective, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts and options on futures contracts and indices as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

The Portfolio may also enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. In addition, the Portfolio may also invest in real estate investment trusts (“REITs”).

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

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government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in

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relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements;

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(d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting,

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a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreements Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Portfolio may lose money.

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Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

7.44% (2019 1st Quarter)	–7.26% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/Goldman Sachs Moderate Growth Allocation Portfolio – Class IB Shares (Inception Date: May 1, 2015)	17.57%	5.22%
60% MSCI World 100% Hedged to USD Index/40% Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index (new) (reflects no deduction for fees, expenses, or taxes)	20.40%	6.76%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	12.11%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.88%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2015

Sub-Adviser: Goldman Sachs Asset Management, L.P. (“Goldman Sachs” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Federico Gilly	Managing Director of Goldman Sachs, Co-Head of Research, Portfolio Management and Portfolio Construction for the Alternative Investment Strategies team within Goldman Sachs’ Quantitative Investment Strategies platform	May 2019

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Name	Title	Date Began Managing the Portfolio
Matthew Schwab	Managing Director of Goldman Sachs, Co-Head of Research Portfolio Management and Portfolio Construction for the Alternative Investment Strategies team within Goldman Sachs’ Quantitative Investment Strategies platform	April 2018
Oliver Bunn	Vice President of Goldman Sachs and Portfolio Manager in the Alternative Investment Strategies team within Goldman Sachs’ Quantitative Investment Strategies platform	April 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Invesco Moderate Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Invesco Moderate Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.17%	0.17%	*
Acquired Fund Fees and Expenses	0.03%	0.03%	*
Total Annual Portfolio Operating Expenses	1.25%	1.00%
Fee Waiver and/or Expense Reimbursement†	–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$392	$682	$1,507
Class K Shares	$97	$313	$548	$1,220

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in equity and fixed income securities, and derivatives and other instruments that have economic characteristics similar to such securities. Under normal circumstances, the Sub-Adviser will invest in a combination of individual securities, exchange-traded funds (“ETFs”) and futures contracts that provide exposure to global equity markets, including large, mid- and small-cap stocks, and U.S. Treasuries.

The Sub-Adviser targets an equity allocation of approximately 50% of its assets in U.S. and foreign large, mid and small cap stocks, as well as ETFs and futures contracts that provide exposure to such stocks. The Sub-Adviser weights each of the equity categories (Large Cap US, Mid Cap US, Small Cap US, and International Developed) according to the relative market capitalization of each category. The Sub-Adviser rebalances the equity portfolio as necessary to maintain weighting in proportion to market capitalization. Securities in which the Portfolio may invest may be denominated in any currency.

The Sub-Adviser targets a fixed-income allocation of approximately 50% of its assets in baskets of U.S. Treasuries, U.S. interest rate futures contracts, and ETFs to create a fixed income allocation with a risk and return profile similar to that of the Bloomberg Barclays U.S. Intermediate Government Bond Index, which is an unmanaged index consisting of all U.S. Treasury and agency securities with remaining maturities of one to ten years.

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On a periodic basis, the Sub-Adviser may rebalance the Portfolio’s equity and fixed income investments in response to changes in market value or other factors to maintain its target allocations. During periods before or after such rebalancing, the Portfolio may deviate from its target allocations.

The Sub-Adviser also will implement a volatility management strategy that seeks to manage the volatility level of the Portfolio’s annual returns. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. Higher volatility generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Sub-Adviser will monitor forecasted annualized volatility of the Portfolio’s returns, placing a greater weight on recent historic data. During periods of heightened forecasted volatility, the Sub-Adviser will attempt to lower volatility by closing existing long exchange-traded equity index futures contracts, selling equity exposures that are derived using ETFs or, in the case where physical securities are held, selling physical securities, or selling exchange-traded equity index futures contracts, in the effort to target a certain level of maximum annual volatility as determined by the Sub-Adviser based on its volatility management strategy. The Sub-Adviser may use these methods as often as daily to lower the Portfolio’s expected volatility level. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its target allocation and could be substantially less than 50% of the Portfolio’s assets (and could be 0%). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target maximum annual level. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objective, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds which may be affiliated with the Sub-Adviser, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance,

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particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Cash may be invested in institutional money market funds. An institutional money market fund does not maintain a stable $1.00 net asset value per share; rather the fund’s net asset value fluctuates with changes in the values of the securities in which the fund invests. An institutional money market fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may

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negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of

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exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may

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default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

6.37% (2019 1st Quarter)	–6.46% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/Invesco Moderate Allocation Portfolio – Class IB Shares (Inception Date: May 1, 2015)	14.35%	3.77%
50% Bloomberg Barclays U.S. Intermediate Government Bond Index/20% MSCI EAFE Index/3.5% S&P Midcap 400 Index/23% S&P 500 Index/3.5% Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	15.85%	5.34%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	12.11%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.88%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2015

Sub-Adviser: Invesco Advisers, Inc. (“Invesco” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Duy Nguyen, CFA®	Chief Investment Officer and Senior Portfolio Manager of Invesco	May 2015
Jacob Borbidge, CFA®	Portfolio Manager of Invesco	February 2016
Brian Schneider, CFA®	Portfolio Manager of Invesco	March 2016
Robert Young, CFA®	Portfolio Manager of Invesco	March 2016

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AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Invesco Moderate Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Invesco Moderate Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.51%	0.70%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	1.61%	1.55%
Fee Waiver and/or Expense Reimbursement†	–0.41%	–0.60%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$468	$837	$1,877
Class K Shares	$97	$431	$788	$1,795

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. For the period February 1, 2019 (commencement of operations) through December 31, 2019, the Portfolio’s portfolio turnover rate was 114% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in equity and fixed income securities, and derivatives and other instruments that have economic characteristics similar to such securities. Under normal circumstances, the Sub-Adviser will invest in a combination of individual securities, exchange-traded funds (“ETFs”) and futures contracts that provide exposure to global equity markets, including large, mid and small cap stocks, and corporate debt securities.

The Sub-Adviser targets an equity allocation of approximately 60% of its assets in U.S. and foreign large, mid and small cap stocks, as well as ETFs and futures contracts that provide exposure to such stocks. The Portfolio’s current target is to invest approximately the following percentages of its assets in instruments that provide exposure to the following equity asset categories: Large Cap US (20-35%), Mid Cap US (1-5%), Small Cap US (1-5%), and International Developed (20-30%). The allocations among the equity asset categories may be changed by the Sub-Adviser without notice or shareholder approval. The Sub-Adviser rebalances the equity portfolio as necessary to maintain weighting in proportion to market capitalization. Securities in which the Portfolio may invest may be denominated in any currency.

The Sub-Adviser targets a fixed income allocation of approximately 40% of its assets in baskets of corporate debt securities, swap contracts, and ETFs to create a fixed income allocation with a risk and return profile similar to that of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which is an unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility and

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financial companies, with maturities between 5 and 10 years. The Portfolio’s investments may include fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds.

On a periodic basis, the Sub-Adviser may rebalance the Portfolio’s equity and fixed income investments in response to changes in market value or other factors to maintain its target allocations. During periods before or after such rebalancing, the Portfolio may deviate from its target allocations.

The Sub-Adviser also will implement a volatility management strategy that seeks to manage the volatility level of the Portfolio’s annual returns. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Sub-Adviser will monitor forecasted annualized volatility of the Portfolio’s returns, placing a greater weight on recent historic data. The Sub-Adviser generates a portfolio volatility forecast based on equity price returns. During periods of heightened forecasted volatility, the Sub-Adviser will attempt to lower volatility by closing existing long exchange-traded equity index futures contracts, selling equity exposures that are derived using ETFs or, in the case where physical securities are held, selling physical securities, or selling exchange-traded equity index futures contracts, in the effort to target a certain level of maximum annual volatility as determined by the Sub-Adviser based on its volatility management strategy. The Sub-Adviser may use these methods as often as daily to lower the Portfolio’s expected volatility level. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its target allocation and could be substantially less than 60% of the Portfolio’s assets (and could be 0% or a net short position in equity investments). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target maximum annual level. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objective, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

The Sub-Adviser may consider the size of the Portfolio when deciding how to implement the investment strategy. For example, the Portfolio may invest primarily in ETFs and derivative instruments, rather than in individual securities, to gain broad exposure to a particular asset category.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

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Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay

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principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Cash may be invested in institutional money market funds. An institutional money market fund does not maintain a stable $1.00 net asset value per share; rather the fund’s net asset value fluctuates with changes in the values of the securities in which the fund invests. An institutional money market fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counter-party to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies

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or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers

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and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant upon information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

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Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2019
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2019

Sub-Adviser: Invesco Advisers, Inc. (“Invesco” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Duy Nguyen, CFA®	Chief Investment Officer and Senior Portfolio Manager of Invesco	February 2019
Jacob Borbidge, CFA®	Portfolio Manager of Invesco	February 2019
Brian Schneider, CFA®	Portfolio Manager of Invesco	February 2019
Robert Young, CFA®	Portfolio Manager of Invesco	February 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/JPMorgan Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/JPMorgan Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.20%	0.20%	*
Acquired Fund Fees and Expenses	0.05%	0.05%	*
Total Annual Portfolio Operating Expenses	1.30%	1.05%
Fee Waiver and/or Expense Reimbursement†	–0.10%	–0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$402	$703	$1,599
Class K Shares	$97	$324	$570	$1,274

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy:

Under normal market conditions, the Portfolio will invest primarily in a combination of exchange-traded funds (“ETFs”), futures contracts, and individual equity and fixed income securities that provide exposure to global equity markets and U.S. Treasuries. By adjusting investment exposure among the various equity and fixed income asset classes in the Portfolio, the Sub-Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. The Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or through other instruments, including derivatives.

Strategic Long-Term Asset Allocation. Under normal market conditions, it is expected that the Portfolio’s strategic long-term asset allocation will be approximately 65% in equity securities (or financial instruments that provide investment exposure to such securities) and approximately 35% in fixed income securities (or financial instruments that provide investment exposure to such securities), including cash equivalents. The actual percentage allocations at any time may vary. In monitoring and strategically adjusting the Portfolio’s exposures and weightings among the various asset classes, the Sub-Adviser draws on the quantitative analysis

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and qualitative insights produced by dedicated research and strategy teams that support the investment process.

Risk Managed Asset Allocation. The Sub-Adviser may decrease the Portfolio’s equity exposure to 20% or less of net assets, and may increase the Portfolio’s fixed income exposure to 80% or more of net assets, based on a quantitatively-driven risk management framework, described below. However, under normal market conditions, the Portfolio’s net allocation to equity or fixed income securities will not increase or decrease by more than 5% of net assets in a day.

Equity Asset Classes. The Portfolio’s equity allocation will be invested in the following equity asset classes: U.S. Large Cap Equity, U.S. Small Cap Equity, United Kingdom Equity, European Equity, and Japanese Equity. The Portfolio’s equity investments will be allocated among discrete portions of the Portfolio that will invest in securities included in the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), the Russell 2000 Index (“Russell 2000 Index”), the FTSE 100 Index, the DJ EuroSTOXX 50 Index, and the TOPIX Index, respectively, and in ETFs and futures contracts that provide exposure to these indexes and substantially similar indexes. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of the relevant index. As of December 31, 2019, the market capitalization of companies in the S&P 500 Index, which consists of common stocks of 500 of the largest U.S. companies, ranged from $4.6 billion to $1,305 billion; in the Russell 2000 Index, which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000 Index, from $12.7 million to $8.3 billion; in the FTSE 100 Index, which represents the performance of the 100 largest UK-domiciled blue chip companies, from $4.9 billion to $231.4 billion; in the DJ EuroSTOXX 50 Index, which represents the performance of the 50 largest companies in 11 Eurozone countries, from $20.9 billion to $235.1 billion; and in the TOPIX Index, which comprises all companies listed on the First Section of the Tokyo Stock Exchange, from $23.4 million to $231.2 billion (approximately 2080 constituents). Each of these indexes is weighted by market capitalization. The Sub-Adviser may allocate the Portfolio’s investments among these indices based on its assessment of risk in the equity markets relative to potential return.

Fixed Income Asset Class. The Portfolio’s fixed income allocation will be invested in the U.S. Treasuries asset class. The Portfolio’s fixed income investments will consist primarily of investments in securities included in the Bloomberg Barclays Intermediate U.S. Treasury Index and in ETFs and futures contracts that provide exposure to the index. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of the index. The Bloomberg Barclays Intermediate U.S. Treasury Index is a market-value weighted index that measures U.S. dollar-denominated, fixed rate, nominal debt issued by the U.S. Treasury with maturities of 1 to 9.9999 years to maturity.

Indexing Strategy. The Portfolio uses a strategy that is commonly referred to as an indexing strategy. The Portfolio may use a replication technique or sampling approach to execute its indexing strategy. Circumstances under which the Sub-Adviser may use a sampling approach to execute the indexing strategy include when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to track the performance (before fees and expenses) of the relevant index; where the relevant index contains component securities too numerous to purchase or sell efficiently; or in instances when a component security becomes temporarily illiquid, unavailable, or less liquid. The quantity of holdings in the Portfolio will be based on a number of factors, including the asset size of the Portfolio. Each index sponsor has its own method for periodically rebalancing the index by adding, removing or rebalancing the index components to take into account market changes.

Risk Management Framework. The risk management framework integrates quantitative momentum and volatility models and signals to make systematic adjustments to the Portfolio’s strategic long-term asset allocation in order to determine a risk managed asset allocation.

Momentum Indicators. Momentum is the tendency of investments to exhibit persistence in their performance. The Sub-Adviser uses momentum signals to identify adverse market environments. The Sub-Adviser believes that negative momentum indicates future periods of negative investment returns and increased volatility. When negative momentum deteriorates below a pre-set threshold determined by the Sub-Adviser based on its proprietary momentum-based model, the Sub-Adviser will reduce, sometimes significantly, the Portfolio’s exposure to the particular asset class exhibiting the negative momentum. To reduce the Portfolio’s exposure to a particular asset class, the Sub-Adviser will primarily use derivatives, but may also sell physical securities. The Sub-Adviser may reduce the Portfolio’s exposure to a particular asset class to 0% if the momentum indicator becomes sufficiently negative for that asset class. The Sub-Adviser will reestablish the Portfolio’s exposure to an asset class once the market environment improves and momentum strengthens to surpass a pre-set threshold determined by the Sub-Adviser based on its proprietary model.

Volatility Indicators. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in

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value. To implement volatility management, the Sub-Adviser will monitor forecasted annualized volatility of the Portfolio’s returns, placing a greater weight on recent historic data. When the forecasted volatility is expected to exceed a pre-set threshold determined by the Sub-Adviser based on its proprietary volatility-based model, the Sub-Adviser will attempt to reduce the volatility below the threshold. To attempt to reduce the volatility, the Sub-Adviser will primarily use derivatives, but may also sell physical securities. The Sub-Adviser may use these methods as often as daily to reduce the Portfolio’s expected volatility level. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially above or below the pre-set threshold. During such times, the Portfolio’s overall equity exposure may deviate significantly from its strategic asset allocation and could be substantially less than 65% of the Portfolio’s assets (and could be 0%). Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

Use of Derivative Instruments. The Portfolio may invest in derivative instruments, including futures contracts and other instruments, for a variety of purposes, including as a means to manage equity and fixed income exposure (including for purposes of implementing the risk management framework) without having to purchase or sell underlying investments. For example, when the level of market volatility is increasing, the Sub-Adviser may attempt to limit the Portfolio’s equity exposure by closing existing long exchange-traded futures contracts, selling exposures that are derived using ETFs, shorting or selling long futures positions on an index or, in the case where physical securities are held, selling exchange-traded futures contracts. The Portfolio may also invest in derivative instruments to seek enhanced returns from certain asset classes. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Sub-Adviser will choose in each case based on considerations of cost and efficiency of access to the desired investment exposure. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded equity index, U.S. Treasury and currency futures. The Portfolio may also invest in currency forwards. The Portfolio’s holdings may be frequently adjusted to reflect the Sub-Adviser’s assessment of changing risks, which could result in high portfolio turnover. The Sub-Adviser believes that these adjustments also can frequently be made efficiently and economically through the use of derivative strategies.

The Portfolio may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Portfolio’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. Because the Portfolio will use derivatives to obtain and manage the Portfolio’s exposure to different asset classes, the Portfolio’s use of derivatives may be substantial. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. In addition, the Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the risk management strategies, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: Although the Sub-Adviser’s risk management framework is intended to moderate the Portfolio’s volatility and thereby reduce the overall risk of investing in the Portfolio, it may not work as intended and may result in losses by the Portfolio or periods of underperformance, including during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. Because the characteristics of many securities change as markets change or time passes, the result of the risk management framework will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques (such as using futures to manage equity exposure) in an efficient

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manner. The result of the risk management framework also will be subject to the Sub-Adviser’s ability to correctly assess future market conditions as indicated by momentum signals. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the strategy in a timely manner or at all. The risk management framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions based on the models or signals may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The Sub-Adviser from time to time may make changes to its models or signals that do not require shareholder notice. Moreover, volatility management techniques may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, the use of derivatives in connection with the risk management framework may expose the Portfolio to different and potentially greater risks than if it had only invested in the underlying investments. Futures contracts and other instruments used in connection with the risk management framework are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives

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can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There

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is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

After the close of business on September 4, 2019, operations for Class K ceased and shares were fully redeemed.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

6.35% (2019 1st Quarter)	–8.16% (2018 4th Quarter)

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Average Annual Total Returns

	One Year	Since Inception
EQ/JPMorgan Growth Allocation Portfolio — Class IB Shares (Inception Date: November 13, 2017)	15.92%	5.58%
65% MSCI World (Net) Index (U.S. Dollar Hedged)/35% Bloomberg Barclays Intermediate U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	20.01%	7.92%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	13.27%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	3.03%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	November 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	November 2017

Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMorgan” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael Feser, CFA®	Managing Director of JPMorgan	November 2017
Grace Koo	Executive Director of JPMorgan	November 2017
Matthew Cummings, CFA®	Vice President of JPMorgan	November 2017

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the ”Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Legg Mason Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Legg Mason Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.57%	0.71%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	1.69%	1.58%
Fee Waiver and/or Expense Reimbursement†	–0.49%	–0.63%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$485	$872	$1,957
Class K Shares	$97	$437	$801	$1,825

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. For the period February 1, 2019 (commencement of operations) through December 31, 2019, the Portfolio’s portfolio turnover rate was 24% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Sub-Adviser will allocate the Portfolio’s assets to achieve targeted exposures among equity investments and fixed income investments. The Portfolio’s current target allocation for long-term investments is approximately 65% of its net assets in equity investments and approximately 35% of its net assets in fixed income investments. On a periodic basis, the Sub-Adviser may rebalance the Portfolio’s investments in response to changes in market value or other factors to maintain these target allocations. During periods before or after such rebalancing, the Portfolio may deviate from its target allocations.

The Portfolio’s equity allocation will be invested in the following equity asset categories: U.S. Large Cap Equity, U.S. Mid Cap Equity, U.S. Small Cap Equity, and International Equity (excluding emerging markets). The Portfolio’s current target is to invest approximately the following percentages of its net assets in instruments that provide exposure to these equity asset categories: U.S. Large Cap Equity (26%), U.S. Mid Cap Equity (11%), U.S. Small Cap Equity (5%), and International Equity (23%). The allocations among the equity asset categories may be changed by the Sub-Adviser without notice or shareholder approval. The Portfolio’s equity investments may include exchange-traded funds (“ETFs”), common and preferred stocks, options, rights, warrants, convertible securities and other equity-related instruments,

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including, but not limited to, derivatives as described below. The Sub-Adviser will periodically rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. Securities in which the Portfolio may invest may be denominated in any currency.

Substantially all of the Portfolio’s fixed income allocation will be invested in ETFs and in instruments that provide exposure to the corporate debt asset category. The Portfolio’s fixed income allocation will be invested primarily (either directly or indirectly through other investments) in U.S. dollar-denominated corporate debt securities that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. The Portfolio’s investments in fixed income securities may include fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds. The Portfolio may also purchase or sell futures contracts on fixed income securities and enter into swap contracts in lieu of investing directly in fixed income securities themselves. In selecting the Portfolio’s investments in fixed income securities, the Sub-Adviser seeks to create a fixed income allocation with a risk and return profile similar to that of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which is an unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years.

The Sub-Adviser also will implement a volatility management strategy that seeks to reduce the Portfolio’s market risk exposure and overall volatility during periods of expected heightened market volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Sub-Adviser’s analysis will emphasize short-term market movements while also considering market correlations over longer-term periods. When the expected market volatility increases to a certain level as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its exposure to equity investments by shorting equity index futures or by investing up to 100% of its target equity allocation in cash or cash equivalents. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its target allocation and could be substantially less than 65% of the Portfolio’s net assets (and could be 0% or a net short position in equity investments). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objectives, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in

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non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

The Sub-Adviser may consider the size of the Portfolio when deciding how to implement the investment strategy. For example, the Portfolio may invest primarily in ETFs and derivative instruments, rather than in individual securities, to gain broad exposure to a particular asset category.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to

EQ Advisors Trust	About the investment portfolios	105

make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

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Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract;

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(b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant upon information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size,

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which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2019
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2019

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Sub-Adviser: QS Investors, LLC (“QS Investors” or the “Sub-Adviser”), a wholly-owned subsidiary of Legg Mason, Inc.

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas Picciochi, CAIA®	Head of Multi-Asset Portfolio Management and Portfolio Manager of QS Investors	February 2019
Lisa Wang, CFA®	Portfolio Manager of QS Investors	August 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Legg Mason Moderate Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Legg Mason Moderate Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.18%	0.18%	*
Acquired Fund Fees and Expenses	0.07%	0.07%	*
Total Annual Portfolio Operating Expenses	1.30%	1.05%
Fee Waiver and/or Expense Reimbursement†	–0.10%	–0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$402	$703	$1,559
Class K Shares	$97	$324	$570	$1,274

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 305% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Sub-Adviser will allocate the Portfolio’s assets to achieve targeted exposures among equity investments and fixed income investments. The Portfolio’s current target allocation for long-term investments is approximately 55% of its net assets in equity investments and approximately 45% of its net assets in U.S. fixed income investments. The Portfolio may from time to time make tactical increases or decreases beyond these target allocations based on a broad range of market and economic trends and quantitative factors. This means at any time the Portfolio’s asset mix may be significantly different than the target allocations.

The Portfolio’s equity allocation will be invested in the following equity asset categories: U.S. Large Cap Equity, U.S. Mid Cap Equity, U.S. Small Cap Equity, and International Equity (excluding emerging markets). The Portfolio’s current target is to invest approximately the following percentages of its net assets in instruments that provide exposure to these equity asset categories: U.S. Large Cap Equity (22%), U.S. Mid Cap Equity (9%), U.S. Small Cap Equity (4%), and International Equity (20%). The allocations among the equity asset categories may be changed by the Sub-Adviser without notice or

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shareholder approval. The Portfolio’s equity investments may include exchange-traded funds (“ETFs”), common and preferred stocks, options, rights, warrants, convertible securities and other equity-related instruments, including, but not limited to, derivatives as described below. The Sub-Adviser will periodically rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. Securities in which the Portfolio may invest may be denominated in any currency.

Substantially all of the Portfolio’s fixed income allocation will be invested in ETFs and in instruments that provide exposure to the U.S. Treasuries asset category, such as U.S. Treasuries and U.S. Treasury futures contracts, with a short to intermediate weighted average duration (generally, 3-7 years). The Portfolio’s investments in fixed income securities may include floating or variable rate obligations, zero coupon securities and pay-in-kind securities. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses.

The Sub-Adviser also will implement a volatility management strategy that seeks to reduce the Portfolio’s market risk exposure and overall volatility during periods of expected heightened market volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Sub-Adviser’s analysis will emphasize short-term market movements while also considering market correlations over longer-term periods. When the expected market volatility increases to a certain level as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its exposure to equity investments by shorting equity futures or by investing up to 100% of its target equity allocation in cash or cash equivalents. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its target allocation and could be substantially less than 55% of the Portfolio’s net assets (and could be 0%). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objectives, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy or for the hedging of market risks. It is anticipated that the Portfolio’s derivative instruments will consist primarily of long and short positions on exchange-traded equity and fixed income futures contracts and options on futures contracts and securities indexes as well as currency forwards. The Portfolio also may utilize other types of derivatives and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments as margin or collateral for the Portfolio’s obligations under derivative transactions and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

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The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be main-

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tained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments

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in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the

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value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including,

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without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

After the close of business on November 20, 2017, operations for Class K ceased and shares of seed capital were fully redeemed.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

6.74% (2019 1st Quarter)	–7.08% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/Legg Mason Moderate Allocation Portfolio – Class IB Shares (Inception Date: February, 2016)	14.98%	6.59%
45% Bloomberg Barclays U.S. Treas Bond 3-7 Yrs/26.5% MSCI EAFE/7.5% S&P 400/17% S&P 500/4% Russell 2000 (reflects no deduction for fees, expenses, or taxes)	16.71%	8.23%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	16.78%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.72%

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WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	December 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	December 2015

Sub-Adviser: QS Investors, LLC (“QS Investors” or the “Sub-Adviser”), a wholly-owned subsidiary of Legg Mason, Inc.

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas Picciochi, CAIA®	Head of Multi-Asset Portfolio Management and Portfolio Manager of QS Investors	February 2016
Lisa Wang, CFA®	Portfolio Manager of QS Investors	August 2019
Russell Shtern, CFA®	Head of Global Equity Portfolio Management and Portfolio Manager of QS Investors	August 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ATM International Managed Volatility Portfolio – Class IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM International Managed Volatility Portfolio	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.17%*	0.17%
Total Annual Portfolio Operating Expenses	0.87%	0.62%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 year	3 years	5 years	10 years
Class IB Shares	$89	$278	$482	$1,073
Class K Shares	$63	$199	$346	$774

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of foreign companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 90% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East) (“MSCI EAFE Index”) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically are representative of the economic performance of the developed equity markets in Europe, Australasia and the Far East. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the MSCI EAFE Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on one or more of the MSCI EAFE Index, S&P/ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and Tokyo Stock Price Index (or TOPIX Index) and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or

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all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the investment adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also

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the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such

EQ Advisors Trust	About the investment portfolios	121

as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and

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may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2019 compared to the returns of a broad-based securities market index. The additional indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility-managed indexes. Past performance is not an indication of future performance.

Class IB shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses which would reduce the performance results.

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Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)

11.49% (2013 3rd Quarter)	–12.70% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
ATM International Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	21.62%	4.95%	5.62%
Volatility Managed Index – International II (reflects no deduction for fees or expenses)	22.01%	4.96%	6.60%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	22.97%	5.59%	6.95%
Volatility Managed Index – International Proxy II (reflects no deduction for fees, expenses, or taxes)	23.30%	5.22%	6.77%
MSCI EAFE® Index (reflects no deduction for fees or expenses)	22.01%	5.67%	7.04%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to AllianceBernstein is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other

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portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ATM Large Cap Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Large Cap Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.44%	0.44%	0.44%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%*	0.14%*	0.14%
Total Annual Portfolio Operating Expenses	0.83%	0.83%	0.58%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$85	$265	$460	$1,025
Class IB Shares	$85	$265	$460	$1,025
Class K Shares	$59	$186	$324	$726

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty (60) days’ written notice to the Portfolio’s shareholders. For this Portfolio, large-capitalization companies mean those companies with market capitalizations within the range of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”) at the time of purchase. As of December 31, 2019, the market capitalization of companies in this index ranged from $4.6 billion to $1,305 billion. The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 90% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 500 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the large-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market

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indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the investment adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. The Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by

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the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s

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ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager,

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or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year-to-year and by showing how the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. Past performance is not an indication of future performance.

Class IB shares have not commenced operations as of the date of this Prospectus. In addition, as of the close of business on April 13, 2015, Class IA shares ceased operations and are not currently offered.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)

12.91% (2019 1st Quarter)	–14.29% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
ATM Large Cap Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	30.06%	10.57%	13.61%
Volatility Managed Index – Large Cap Core II (reflects no deduction for fees, expenses, or taxes)	30.25%	11.11%	14.19%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	15.45%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

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Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to AllianceBernstein is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ATM Mid Cap Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Mid Cap Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.21%*	0.21%*	0.21%
Total Annual Portfolio Operating Expenses	0.91%	0.91%	0.66%
Fee Waiver and/or Expense Reimbursement†	–0.06%	–0.06%	–0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.85%	0.60%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.85% for Class IA and Class IB shares and 0.60% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$87	$284	$498	$1,114
Class IB Shares	$87	$284	$498	$1,114
Class K Shares	$61	$205	$362	$817

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty (60) days’ written notice to the Portfolio’s shareholders. For this Portfolio, mid-capitalization companies means those companies with market capitalizations within the range of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) at the time of purchase. As of December 31, 2019, the market capitalization of companies in this index ranged from $1.1 billion to $19.4 billion. The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of mid-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

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The Portfolio generally allocates approximately 90% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 400 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the mid-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 400 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts to the S&P 400 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the investment adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to

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correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise

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do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. Past performance is not an indication of future performance.

Class IB Shares have not commenced operations as of the date of this Prospectus. In addition, as of the close of business on April 13, 2015, Class IA shares ceased operations and are not currently offered.

The performance results do not reflect any Contract-related fees and expenses which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)

13.94% (2019 1st Quarter)	–17.91% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
ATM Mid Cap Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	25.29%	8.13%	11.74%
Volatility Managed Index – Mid Cap Core II (reflects no deduction for fees, expenses, or taxes)	25.46%	8.76%	11.75%
S&P MidCap 400® Index (reflects no deduction for fees, expenses, or taxes)	26.20%	9.03%	13.55%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011

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Name	Title	Date Began Managing the Portfolio
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to AllianceBernstein is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ATM Small Cap Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Small Cap Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%*	0.16%*	0.16%
Total Annual Portfolio Operating Expenses	0.86%	0.86%	0.61%
Fee Waiver and/or Expense Reimbursement†	–0.01%	–0.01%	–0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.85%	0.60%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.85% for Class IA and Class IB shares and 0.60% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$87	$273	$476	$1,060
Class IB Shares	$87	$273	$476	$1,060
Class K Shares	$61	$194	$339	$761

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty (60) days’ written notice to the Portfolio’s shareholders. For this Portfolio, small-capitalization companies means those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. As of December 31, 2019, the market capitalization of companies in this index ranged from $12.7 million to $8.3 billion. The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of small-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

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The Portfolio generally allocates approximately 90% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Russell 2000® Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the small-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the Russell 2000® Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the Russell 2000® Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the investment adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

Small-Cap Company Risk: Small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to

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correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than

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the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its

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performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. Past performance is not an indication of future performance.

Class IB shares have not commenced operations as of the date of this Prospectus. In addition, as of the close of business on April 13, 2015, Class IA shares ceased operations and are not currently offered.

The performance results do not reflect any Contract-related fees and expenses which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)

14.20% (2019 1st Quarter)	–20.62% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
ATM Small Cap Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	24.87%	7.63%	11.44%
Volatility Managed Index – Small Cap Core II (reflects no deduction for fees, expenses, or taxes)	24.06%	7.64%	10.96%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	25.52%	8.23%	13.03%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

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Name	Title	Date Began Managing the Portfolio
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to AllianceBernstein is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, inc.	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/400 Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/400 Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%*	0.16%	0.16%
Total Annual Portfolio Operating Expenses	0.86%	0.86%	0.61%
Fee Waiver and/or Expense Reimbursement†	–0.01%	–0.01%	–0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.85%	0.60%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.85% for Class IA and Class IB shares and 0.60% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$87	$273	$476	$1,060
Class IB Shares	$87	$273	$476	$1,060
Class K Shares	$61	$194	$339	$761

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of mid-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 90% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the mid-capitalization sector of the U.S. equity market. As of December 31, 2019, the market capitalization of companies in this index ranged from $1.1 billion to $19.4 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 400 Index and in other

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instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 400 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Investment Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the

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proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment

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objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient

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income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five, and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

As of the close of business on April 13, 2015, Class IA shares ceased operations and are not currently offered.

The performance results do not reflect any Contract-related fees and expenses which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

14.01% (2019 1st Quarter)	–21.53% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/400 Managed Volatility Portfolio – Class IB Shares	24.90%	7.93%	10.75%
EQ/400 Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	25.24%	8.19%	11.96%
Volatility Managed Index – Mid Cap Core (reflects no deduction for fees, expenses, or taxes)	25.71%	8.85%	11.89%
S&P MidCap 400® Index (reflects no deduction for fees, expenses, or taxes)	26.20%	9.03%	12.72%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

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Name	Title	Date Began Managing the Portfolio
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to AllianceBernstein is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/500 Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/500 Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee*	0.41%	0.41%	0.41%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%**	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.80%	0.80%	0.55%
*	Management Fee has been restated to reflect the current fee.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$82	$255	$444	$990
Class IB Shares	$82	$255	$444	$990
Class K Shares	$56	$176	$307	$689

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 90% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the large-capitalization sector of the U.S. equity market. As of December 31, 2019, the market capitalization of companies in this index ranged from $4.6 billion to $1,305 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of

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some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the investment adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. The Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In

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addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net

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asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member- or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its

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investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how changes in the Portfolio’s average annual total returns for the past one, five, and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

As of the close of business on April 13, 2015, Class IA shares ceased operations and are not currently offered.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

12.96% (2019 1st Quarter)	–15.38% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/500 Managed Volatility Portfolio – Class IB Shares	29.88%	10.43%	11.69%
EQ/500 Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	30.23%	10.71%	13.88%
Volatility Managed Index – Large Cap Core (reflects no deduction for fees, expenses, or taxes)	30.66%	11.31%	13.03%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

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Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the "Sub-Adviser")

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to AllianceBernstein is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the "Sub-Adviser")

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/2000 Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/2000 Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.44%	0.44%	0.44%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%*	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.83%	0.83%	0.58%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$85	$265	$460	$1,025
Class IB Shares	$85	$265	$460	$1,025
Class K Shares	$59	$186	$324	$726

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of small-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 90% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Russell 2000® Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the small-capitalization sector of the U.S. equity market. As of December 31, 2019, the market capitalization of companies in this index ranged from $12.7 million to $8.3 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the Russell 2000® Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the Russell 2000® Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility

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indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the investment adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

Small-Cap Company Risk: Small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce

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gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

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Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

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Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five, and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

As of the close of business on April 13, 2015, Class IA shares ceased operations and are not currently offered.

The performance results do not reflect any Contract-related fees and expenses which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

16.07% (2010 4th Quarter)	–23.14% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/2000 Managed Volatility Portfolio – Class IB Shares	24.41%	7.38%	10.09%
EQ/2000 Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	24.77%	7.64%	11.63%
Volatility Managed Index – Small Cap Core (reflects no deduction for fees, expenses, or taxes)	24.55%	7.84%	11.08%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	25.52%	8.23%	11.83%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Executive Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

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Name	Title	Date Began Managing the Portfolio
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the "Sub-Adviser")

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to AllianceBernstein is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the "Sub-Adviser")

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/AB Small Cap Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AB Small Cap Growth Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee*	0.51%	0.51%	0.51%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.91%	0.91%	0.66%
*	Management Fee has been restated to reflect the current fee.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$93	$290	$504	$1,120
Class IB Shares	$93	$290	$504	$1,120
Class K Shares	$67	$211	$368	$822

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes in securities of small capitalization companies with market capitalizations within the range of the Russell 2500™ Index at the time of purchase (market capitalization range of approximately $12.7 million to $20.0 billion as of December 31, 2019). The Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets, and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

The Active Allocated Portion invests primarily in U.S. common stocks and other equity securities issued by small capitalization companies that the Sub-Adviser believes to have favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies. The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance of the Russell 2000® Index (“Russell 2000”) with minimal tracking error. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000 (market capitalization range of approximately $12.7 million to $8.3 billion as of December 31, 2019) in a process known as “sampling.” This process selects stocks for the Index Allocated Portion so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. The Portfolio’s investments in equity securities of small-cap companies included in the Russell 2000 may include financial instruments that derive their value from such securities.

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The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Small-Cap and Mid-Cap Company Risk: Small-cap and mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities. In general, these risks are greater for small-cap companies than for mid-cap companies.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an

EQ Advisors Trust	About the investment portfolios	163

investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Special Situations Risk: The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

18.21% (2019 1st Quarter)	–21.47% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/AB Small Cap Growth Portfolio – Class IA Shares	27.79%	9.56%	13.26%
EQ/AB Small Cap Growth Portfolio – Class IB Shares	27.84%	9.56%	13.21%
EQ/AB Small Cap Growth Portfolio – Class K Shares (Inception Date: August 26, 2011)	28.07%	9.83%	14.00%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48%	9.34%	13.01%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

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Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Bruce Aronow	Senior Vice President, Portfolio Manager/Research Analyst of AllianceBernstein	May 2000
Samantha Lau	Senior Vice President, Portfolio Manager/Research Analyst of AllianceBernstein	April 2005
Wen-Tse Tseng	Senior Vice President and Portfolio Manager/Research Analyst of AllianceBernstein	May 2006

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	December 2008

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/American Century Mid Cap Value Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term capital growth. Income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/American Century Mid Cap Value Portfolio	Class IB Shares	Class K Shares
Management Fee	0.90%	0.90%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.16%	0.16%	**
Total Annual Portfolio Operating Expenses	1.31%	1.06%
Fee Waiver and/or Expense Reimbursement†	–0.31%	–0.31%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	0.75%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class IB shares and 0.75% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$102	$385	$688	$1,552
Class K Shares	$77	$306	$555	$1,266

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of medium size companies (or financial instruments that derive their value from such securities). For purposes of this Portfolio, the Sub-Adviser considers medium size companies to include those companies whose market capitalizations at the time of purchase are within the capitalization range of the companies in the Russell 3000® Index, excluding the largest 100 such companies. The Sub-Adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the companies in the Russell Midcap® Index. As of December 31, 2019, the market capitalizations of the companies in the Russell 3000® Index, excluding the largest 100 such companies, and the Russell Midcap® Index, ranged from approximately $12.7 million to $1,305 billion and approximately $788.1 million to $78.6 billion, respectively. The size of companies in an index changes with market conditions, which can result in changes to the market capitalization range of companies in an index.

The Sub-Adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The Sub-Adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Adviser attempts to purchase the stocks of these

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undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Sub-Adviser believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Sub-Adviser looks for companies with earnings, cash flows and/or assets that may not accurately reflect the companies’ value as determined by the Sub-Adviser. The Sub-Adviser also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The Portfolio may invest a portion of its assets in foreign securities when these securities meet the Sub-Adviser’s standards of selection. The Portfolio also may invest in securities issued in initial public offerings (“IPOs”).

The Sub-Adviser may sell stocks from the Portfolio’s portfolio if it believes a stock no longer meets the Sub-Adviser’s valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

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European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At times, the Portfolio may not be able to invest in securities issued in IPOs or invest to the extent desired. To the extent the Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. The impact of IPOs on the Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

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Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

13.20% (2019 1st Quarter)	3.04% (2019 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/American Century Mid Cap Value Portfolio – Class IB Shares (Inception Date: October 22, 2018)	28.77%	12.56%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	27.06%	11.29%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: American Century Investment Management, Inc. (“American Century” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kevin Toney, CFA	Chief Investment Officer-Global Value Equity, Senior Vice President and Senior Portfolio Manager of American Century	September 2018
Phillip N. Davidson, CFA	Senior Vice President and Executive Portfolio Manager of American Century	September 2018
Michael Liss, CFA, CPA	Vice President and Senior Portfolio Manager of American Century	September 2018
Brian Woglom, CFA	Vice President and Senior Portfolio Manager of American Century	September 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/BlackRock Basic Value Equity Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/BlackRock Basic Value Equity Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee*	0.57%	0.57%	0.57%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.94%	0.94%	0.69%
*	Management Fee has been restated to reflect the current fee.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$96	$300	$520	$1,155
Class IB Shares	$96	$300	$520	$1,155
Class K Shares	$70	$221	$384	$859

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Sub-Adviser believes are undervalued and therefore represent basic investment value. The Sub-Adviser places particular emphasis on companies with below-average price/cashflow ratios. The Sub-Adviser may also determine a company is undervalued if its stock price is down because of temporary factors from which the Sub-Adviser believes the company will recover. The Portfolio focuses its investments on companies with market capitalizations over $5 billion.

The Sub-Adviser believes that favorable changes in market prices are more likely to occur when:

•	stocks are out of favor;

•	company earnings are depressed;

•	price/earnings and price/cashflow ratios are relatively low;

•	investment expectations are limited; and/or

•	there is no general interest in a security or industry.

On the other hand, the Sub-Adviser believes that negative developments are more likely to occur when:

•	investment expectations are generally high;

•	stock prices are advancing or have advanced rapidly;

•	price/earnings and price/cashflow ratios have been inflated; and/or

•	an industry or security continues to become popular among investors.

The Sub-Adviser believes that stocks with relatively high price/earnings or price/cashflow ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings or price/cashflow ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

The Portfolio may sell a security if, for example, the stock price increases to the high end of the range of its historical valuation ratio ranges or if the Portfolio determines that the

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issuer no longer meets the criteria the Sub-Adviser has established for the purchase of such securities or if the Sub-Adviser thinks there is a more attractive investment opportunity in the same category. The Portfolio also may invest up to 25% of its total assets in securities issued by foreign companies.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value

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relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

12.44% (2011 4th Quarter)	–17.44% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/BlackRock Basic Value Equity Portfolio – Class IA Shares	23.41%	6.32%	9.82%
EQ/BlackRock Basic Value Equity Portfolio – Class IB Shares	23.46%	6.33%	9.76%
EQ/BlackRock Basic Value Equity Portfolio – Class K Shares (Inception Date: August 26, 2011)	23.76%	6.60%	12.02%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.80%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

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Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: BlackRock Investment Management, LLC. (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Carrie King	Managing Director of BlackRock, Inc.	May 2009
Joseph Wolfe, CFA®, CQF, FRM	Director of BlackRock, Inc.	March 2017
Tony DeSpirito	Managing Director of BlackRock, Inc.	November 2019
David Zhao	Managing Director of BlackRock, Inc.	November 2019
Franco Tapia, CFA®	Managing Director of BlackRock, Inc	November 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Capital Group Research Portfolio1 – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Capital Group Research Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.14%
Total Annual Portfolio Operating Expenses	1.03%	1.03%	0.79%
Fee Waiver and/or Expense Reimbursement†	–0.06%	–0.06%	–0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%	0.97%	0.72%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.97% for Class IA and IB shares and 0.72% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$99	$322	$563	$1,254
Class IB Shares	$99	$322	$563	$1,254
Class K Shares	$74	$245	$432	$971

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 32% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase. The Portfolio seeks to achieve long-term growth of capital through investments in a portfolio comprised primarily of equity securities; the Sub-Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated. The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) (i.e., foreign securities). In determining the domicile of an issuer, the Sub-Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

[1]	Effective May 1, 2020, EQ/Capital Guardian Research Portfolio was renamed EQ/Capital Group Research Portfolio.

EQ Advisors Trust	About the investment portfolios	175

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are

176	About the investment portfolios	EQ Advisors Trust

subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)

18.83% (2019 1st Quarter)	–13.72% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Capital Group Research Portfolio – Class IA Shares	32.89%	11.87%	13.75%
EQ/Capital Group Research Portfolio – Class IB Shares	32.89%	11.88%	13.70%
EQ/Capital Group Research Portfolio – Class K Shares (Inception Date: October 31, 2013)	33.24%	12.16%	12.36%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

EQ Advisors Trust	About the investment portfolios	177

Sub-Adviser: Capital International, Inc. (“Capital International” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Carlos Schonfeld	Co-research portfolio coordinator and Partner of the Capital International Investors division of Capital Research and Management Company, an affiliate of Capital International	April 2013
Todd Saligman	Co-research portfolio coordinator and Vice President of the Capital International Investors division of Capital Research and Management Company, an affiliate of Capital International	April 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

178	About the investment portfolios	EQ Advisors Trust

EQ/ClearBridge Large Cap Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/ClearBridge Large Cap Growth Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.04%	1.04%	0.79%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$106	$331	$574	$1,271
Class IB Shares	$106	$331	$574	$1,271
Class K Shares	$81	$252	$439	$978

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000® Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2019, the largest market capitalization of a company in the Index was approximately $1,305 billion and the median market capitalization of a company in the Index was approximately $11.0 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio still will be considered securities of large capitalization companies for purposes of the Portfolio’s 80% investment policy.

The Portfolio may invest up to 20% of its assets in equity securities of companies other than those with market capitalizations similar to companies in the Index (i.e., medium or small capitalization companies).

The Portfolio also may invest up to 10% of its net assets in foreign securities, either directly or through depositary receipts.

The portfolio managers emphasize individual security selection while diversifying the Portfolio’s investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the portfolio managers consider:

•	Favorable earnings prospects

•	Technological innovation

•	Industry dominance

•	Competitive products and services

•	Global scope

EQ Advisors Trust	About the investment portfolios	179

•	Long-term operating history

•	Consistent and sustainable long-term growth in dividends and earnings per share

•	Strong cash flow

•	High return on equity

•	Strong financial condition

•	Experienced and effective management

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are

180	About the investment portfolios	EQ Advisors Trust

subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Performance information for the periods prior to December 9, 2016 is that of the Portfolio when it engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

18.99% (2012 1st Quarter)	–19.41% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/ClearBridge Large Cap Growth Portfolio – Class IA Shares	31.99%	11.03%	12.52%
EQ/ClearBridge Large Cap Growth Portfolio – Class IB Shares	31.98%	11.04%	12.47%
EQ/ClearBridge Large Cap Growth Portfolio – Class K Shares (Inception Date: August 29, 2012)	32.30%	11.31%	13.53%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39%	14.63%	15.22%

EQ Advisors Trust	About the investment portfolios	181

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: ClearBridge Investments, LLC (“ClearBridge” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Peter Bourbeau	Managing Director and Portfolio Manager of ClearBridge	December 2016
Margaret Vitrano	Managing Director and Portfolio Manager of ClearBridge	December 2016

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as Alliance-Bernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

182	About the investment portfolios	EQ Advisors Trust

EQ/ClearBridge Select Equity Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/ClearBridge Select Equity Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.20%	0.20%	0.20%	*
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%*
Total Annual Portfolio Operating Expenses	1.16%	1.16%	0.91%
Fee Waiver and/or Expense Reimbursement†	–0.10%	–0.10%	–0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.06%	1.06%	0.81%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and Class IB shares and 0.80% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$108	$359	$629	$1,400
Class IB Shares	$108	$359	$629	$1,400
Class K Shares	$83	$280	$494	$1,110

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or financial instruments that derive their value from such securities). The Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

Under normal circumstances, the Active Allocated Portion invests primarily in publicly traded equity and equity-related securities of U.S. and non-U.S. companies or other instruments with similar economic characteristics. The Active Allocated

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Portion may invest in securities of issuers of any market capitalization. The Active Allocated Portion has no geographical limits on where it may invest — it may invest in both developed and emerging markets. The Active Allocated Portion may invest in securities issued through private placements.

While the Active Allocated Portion expects to invest primarily in equity and equity-related securities, the Active Allocated Portion may also invest in fixed income securities, including lower-rated, high yielding debt securities (commonly known as “junk” bonds), when the Sub-Adviser believes such securities will provide attractive total return opportunities.

The Sub-Adviser to the Active Allocated Portion uses a bottom-up investment methodology for equity securities selection that relies extensively on fundamental research to identify companies with strong growth prospects and/or attractive valuations. The Active Allocated Portion uses a focused approach of investing in a smaller number of issuers, which may result in significant exposure to certain industries or sectors. If market conditions warrant, the Active Allocated Portion may enter into short positions on securities, indexes or other instruments. The Active Allocated Portion may invest in futures, options, forward contracts, and swaps, among other derivative instruments. Derivatives and short positions may be used as a hedging technique in an attempt to manage risk in the portfolio, as a substitute for buying or selling securities, as a cash flow management technique, or as a means of enhancing returns.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these

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actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates

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and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illi-

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quid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Non-Investment Grade Securities Risk: Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility managed index. Past performance is not an indication of future performance.

Performance information for the periods prior to October 1, 2018 is that of the Portfolio when it followed different principal investment strategies and engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

After the close of business on October 2, 2018, operations for Class K ceased and shares were fully redeemed.

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Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

16.34% (2019 1st Quarter)	–16.16% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/ClearBridge Select Equity Managed Volatility Portfolio – Class IA Shares	33.66%	8.66%	10.17%
EQ/ClearBridge Select Equity Managed Volatility Portfolio – Class IB Shares	33.60%	8.66%	10.13%
Volatility Managed Index – Large Cap Core (reflects no deduction for fees, expenses, or taxes)	30.66%	11.31%	13.03%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2015
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

Sub-Adviser: ClearBridge Investments, LLC (“ClearBridge” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Aram E. Green	Managing Director and Portfolio Manager of ClearBridge	October 2018

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Common Stock Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Common Stock Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.32%	0.32%	0.32%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%*
Total Annual Portfolio Operating Expenses	0.69%	0.69%	0.44%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$70	$221	$384	$859
Class IB Shares	$70	$221	$384	$859
Class K Shares	$45	$141	$246	$555

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000® Index (“Russell 3000”). The Russell 3000 is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.

The Portfolio’s investments are selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Sub-Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yield. This strategy is commonly referred to as an indexing strategy. The Portfolio will concentrate its investments (i.e., invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries to approximately the same extent that the Russell 3000 is concentrated.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no

EQ Advisors Trust	About the investment portfolios	191

assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. The Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

13.85% (2019 1st Quarter)	–15.27% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Common Stock Index Portfolio – Class IA Shares	30.24%	10.53%	12.73%
EQ/Common Stock Index Portfolio – Class IB Shares	30.26%	10.53%	12.68%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	31.02%	11.24%	13.42%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

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AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Emerging Markets Equity PLUS Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Emerging Markets Equity PLUS Portfolio	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.39%	0.39%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Portfolio Operating Expenses	1.43%	1.18%
Fee Waiver and/or Expense Reimbursement†	–0.14%	–0.14%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.29%	1.04%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$131	$439	$768	$1,701
Class K Shares	$106	$361	$636	$1,419

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other investments that are tied economically to emerging market countries. Such equity securities may include common stocks, preferred stocks, depositary receipts, rights and warrants. For this Portfolio, an emerging market country is any country that the International Bank for Reconstruction and Development (commonly known as “The World Bank”) or similar major financial institution has determined to have a low or middle economy, or countries included in the MSCI Emerging Markets Index (“MSCI EM”). In addition, for this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics: (i) its principal securities trading market is an emerging market country; (ii) alone, or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio

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seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets. The assets of the Portfolio’s Index Allocated Portion may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio (“ETF Allocated Portion”). The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval.

In choosing investments for the Active Allocated Portion, the Sub-Adviser utilizes a proprietary screening process called Return Pattern Recognition® to identify securities that it believes are likely to outperform based on specific financial and market characteristics. Such characteristics include, but are not limited to, valuation measures, market trends, operating trends, growth measures and profitability measures. Once a company is identified during the screening process, the Sub-Adviser employs a fundamental analysis of factors such as the issuer’s management, financial condition and industry position to select investments. The Sub-Adviser seeks to allocate investments across different emerging market countries, sectors and industries. The Active Allocated Portion may invest in companies of any size. The Sub-Adviser may sell a security for a variety of reasons, such as the issuer’s prospects deteriorate, marginal contributions to risk of an individual security causes the overall risk profile of the Active Allocated Portion to exceed its minimal acceptable threshold or to make other investments believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio employs a stratified sampling approach to build a portfolio whose broad characteristics match those of the MSCI EM Index. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the MSCI EM Index, and the Portfolio may not track the performance of MSCI EM Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the MSCI EM Index are valued. The Index Allocated Portion also may invest in other instruments, such as exchange-traded funds, futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Portfolio may also use derivatives, such as foreign currency forward contracts, futures contracts, exchange-traded futures, options contracts on securities indices, and forwards to manage equity exposure, for hedging purposes to protect against losses or reduce volatility resulting from changes in interest rates, market indices or foreign exchange rates and to reduce the Portfolio’s exposure to changes in the value of foreign currencies relative to the U.S. dollar. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in the financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the secu-

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rities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed countries and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market con-

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ditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Cash may be invested in institutional money market funds. An institutional money market fund does not maintain a stable $1.00 net asset value per share; rather the fund’s net asset value fluctuates with changes in the values of the securities in which the fund invests. An institutional money market fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

11.99% (2017 1st Quarter)	–18.19% (2015 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
EQ/Emerging Markets Equity PLUS Portfolio – Class IB Shares (Inception Date: February 8, 2013)	18.07%	3.80%	1.47%
EQ/Emerging Markets Equity PLUS Portfolio – Class K Shares (Inception Date: February 8, 2013)	18.49%	4.06%	1.73%
MSCI Emerging Markets (Gross Dividends) IndexSM (reflects no deduction for fees, expenses, or taxes)	18.88%	6.01%	3.60%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2013

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Sub-Adviser: EARNEST Partners, LLC (“EARNEST” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Paul Viera	Chief Executive Officer and Partner of EARNEST	February 2013

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	February 2013
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	February 2013
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	February 2013

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Equity 500 Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Equity 500 Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.22%	0.22%	0.22%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.11%	0.11%	0.11%
Total Annual Portfolio Operating Expenses	0.58%	0.58%	0.33%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$59	$186	$324	$726
Class IB Shares	$59	$186	$324	$726
Class K Shares	$34	$106	$185	$418

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. For purposes of the Portfolio, equity securities in the S&P 500 Index may include financial instruments that derive their value from such securities.

The Sub-Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio will seek to hold all 500 securities in the S&P 500 Index in the exact weight each represents in that Index. This strategy is commonly referred to as an indexing strategy. The Portfolio will remain substantially fully invested in securities comprising the index even when prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio. The Portfolio will concentrate its investments (i.e., invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries to approximately the same extent that the S&P 500 Index is concentrated.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

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To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. The Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the

202	About the investment portfolios	EQ Advisors Trust

analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

13.44% (2019 1st Quarter)	–13.99% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Equity 500 Index Portfolio – Class IA Shares	30.69%	11.01%	12.91%
EQ/Equity 500 Index Portfolio – Class IB Shares	30.68%	11.01%	12.86%
EQ/Equity 500 Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	31.01%	11.27%	15.01%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein, L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	March 1994

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Fidelity Institutional AM® Large Cap Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Fidelity Institutional AM® Large Cap Portfolio	Class IB Shares	Class K Shares
Management Fee	0.54%	0.54%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.92%	0.67%
Fee Waiver and/or Expense Reimbursement†	–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%	0.62%
*	Expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.87% for Class IB shares and 0.62% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$89	$288	$504	$1,127
Class K Shares	$63	$209	$368	$830

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, large-cap companies are those companies with public stock market capitalizations within the range of companies constituting the Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”) at the time of investment. As of December 31, 2019, the market capitalizations of the companies in the S&P 500® Index ranged from approximately $4.6 billion to $1,305 billion. The size of companies in the index changes with market conditions, which can result in changes to the market capitalization range of companies in the index.

The Sub-Adviser invests the Portfolio’s assets in securities of companies whose value it believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short-term; and companies that are

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undervalued in relation to securities of other companies in the same industry. The Sub-Adviser normally invests the Portfolio’s assets primarily in common stocks. The Sub-Adviser may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

The Sub-Adviser allocates the Portfolio’s assets across different market sectors, using different portfolio managers to handle investments within each sector. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, communication services, and utilities. The Sub-Adviser expects the Portfolio’s sector allocations will approximate the sector weightings of the S&P 500® Index, a broadly diversified measure of the performance of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. While the Sub-Adviser may overweight or underweight one or more sectors from time to time, the Sub-Adviser expects the Portfolio’s returns to be driven primarily by the security selections of the portfolio managers of each sector.

The Sub-Adviser is not constrained by any particular investment style. At any given time, the Sub-Adviser may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Sub-Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

The Sub-Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively

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small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity,

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which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

13.91% (2019 1st Quarter)	0.56% (2019 3rd Quarter)

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Average Annual Total Returns

	One Year	Since Inception
EQ/Fidelity Institutional AM® Large Cap Portfolio – Class IB Shares (Inception Date: October 22, 2018)	31.09%	13.38%
EQ/Fidelity Institutional AM® Large Cap Portfolio – Class K Shares (Inception Date: October 22, 2018)	31.41%	13.66%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	16.09%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: FIAM LLC (“FIAM” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Robert Stansky	Head of FMR’s Stock Selector Large Cap Group; Co-Manager of FIAM	September 2018
Steven Kaye	Co-Manager (health care sector) of FIAM	September 2018
Brian Lempel	Co-Manager (information technology and communication services sectors) of FIAM	September 2018
John Mirshekari	Co-Manager (industrials sector) of FIAM	September 2018
Chip Perrone	Co-Manager (consumer discretionary sector) of FIAM	September 2018
Douglas Simmons	Co-Manager (utilities sector) of FIAM	September 2018
Pierre Sorel	Co-Manager (financials and real estate sectors) of FIAM	September 2018
Jody Simes	Co-Manager (materials sector) of FIAM	November 2019
Melissa Reilly	Co-Manager (consumer staples sector) of FIAM	December 2019
Ashley Fernandes, CFA®	Co-Manager (energy sector) of FIAM	December 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible

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under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Franklin Rising Dividends Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Franklin Rising Dividends Portfolio	Class IB Shares	Class K Shares
Management Fee	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.17%	0.17%	**
Total Annual Portfolio Operating Expenses	1.02%	0.77%
Fee Waiver and/or Expense Reimbursement†	–0.15%	–0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%	0.62%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.87% for Class IB shares and 0.62% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$89	$310	$549	$1,234
Class K Shares	$63	$231	$413	$940

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of financially sound companies that have paid consistently rising dividends. The Portfolio invests predominantly in equity securities, mostly common stocks. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years.

Under normal market conditions, the Portfolio invests at least 65% of its net assets in equity securities of companies that have:

•	consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;

•	increased dividends substantially (at least 100%) over the last 10 years;

•	reinvested earnings, paying out less than 65% of current earnings in dividends; and

•	either long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating organizations.

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The Portfolio typically invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria.

Although the Sub-Adviser searches for investments that it believes meet the criteria across all sectors, from time to time, based on economic conditions, the Portfolio may have significant positions in particular sectors. The Portfolio may invest in companies of any size, across the entire market capitalization spectrum. The Portfolio may invest up to 25% of its total assets in foreign securities.

The Sub-Adviser is a research driven, fundamental investor. As a “bottom-up” investor focusing primarily on individual securities, the Sub-Adviser looks for companies that it believes meet the criteria above and are fundamentally sound and attempts to acquire them at attractive prices. In following these criteria, the Portfolio does not necessarily focus on companies whose securities pay a high dividend rate but rather on companies that consistently increase their dividends.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Dividend Risk: There is no guarantee that the companies in which the Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless

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of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

14.93% (2019 1st Quarter)	1.88% (2019 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/Franklin Rising Dividends Portfolio – Class IB Shares (Inception Date: October 22, 2018)	29.77%	16.71%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	16.09%

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WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: Franklin Advisers, Inc. (“Franklin Advisers” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Nicholas P. B. Getaz, CFA	Co-Lead Portfolio Manager of Franklin Advisers	September 2018
Matt Quinlan	Co-Lead Portfolio Manager of Franklin Advisers	May 2019
Amritha Kasturirangan, CFA®	Vice President, Portfolio Manager/Research Analyst, Franklin Equity Group	October 2019
Nayan Sheth, CFA®	Vice President, Portfolio Manager/Research Analyst, Franklin Equity Group	October 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial

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intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Franklin Small Cap Value Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Franklin Small Cap Value Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	1.17%	1.17%	0.92%
Fee Waiver and/or Expense Reimbursement†	–0.06%	–0.06%	–0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%	1.11%	0.86%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.10% for Class IA and Class IB shares and 0.85% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$113	$366	$638	$1,415
Class IB Shares	$113	$366	$638	$1,415
Class K Shares	$88	$287	$503	$1,126

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 41% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion will consist of approximately 50% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000® Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As

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of December 31, 2019, the highest market capitalization in the Russell 2000 Index was $8.3 billion. In addition, securities of small-capitalization companies may include financial instruments that derive their value from the securities of such companies. The Portfolio may invest up to 10% of its assets in foreign securities and up to 10% of its assets in real estate investment trusts (“REITs”).

The Active Allocated Portion generally invests in equity securities such as common stocks that the Sub-Adviser to the Active Allocated Portion believes are currently undervalued and have potential for capital appreciation. The Sub-Adviser to the Active Allocated Portion believes that a stock price is undervalued when it is less than the price at which it would trade if the market reflected all factors relating to the company’s worth. The Active Allocated Portion may invest up to 20% of its assets in foreign securities, subject to the Portfolio’s overall limit of 10% of assets invested in foreign securities. It may also invest in REITs. The Active Allocated Portion, from time to time, may have significant positions in particular sectors, such as financial services companies, industrials and technology.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s

EQ Advisors Trust	About the investment portfolios	217

volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Small-Cap Company Risk: Small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as

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stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in

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foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In

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addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

16.70% (2010 4th Quarter)	–23.03% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Franklin Small Cap Value Managed Volatility Portfolio – Class IA Shares	25.53%	7.37%	10.15%
EQ/Franklin Small Cap Value Managed Volatility Portfolio – Class IB Shares	25.49%	7.36%	10.09%
EQ/Franklin Small Cap Value Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	25.74%	7.63%	11.84%
Volatility Managed Index – Small Cap Value (reflects no deduction for fees, expenses, or taxes)	23.00%	7.24%	10.46%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	10.56%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2015
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

Sub-Adviser: Franklin Mutual Advisers, LLC (“Franklin Mutual” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Steven B. Raineri	Vice President and Lead Portfolio Manager of Franklin Mutual	July 2012
Christopher Meeker, CFA®	Portfolio Manager and Research Analyst of Franklin Mutual	March 2015
Nicholas Karzon, CFA®	Portfolio Manager and Research Analyst of Franklin Mutual	December 2019

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Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Global Equity Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Global Equity Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.72%	0.72%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.19%	0.19%	0.19%
Total Annual Portfolio Operating Expenses	1.16%	1.16%	0.91%
Fee Waiver and/or Expense Reimbursement†	–0.06%	–0.06%	–0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.10%	0.85%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.10% for Class IA and Class IB shares and 0.85% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$112	$363	$633	$1,404
Class IB Shares	$112	$363	$633	$1,404
Class K Shares	$87	$284	$498	$1,114

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two or more investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. This Portfolio’s investments in equity securities may include common stocks, preferred stocks, warrants, depositary receipts, and other equity securities, and financial instruments that derive their value from such securities, including a variety of equity-related derivatives, which may include equity futures and equity index futures. The Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 70% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

Under normal circumstances, the Portfolio invests primarily in equity securities of U.S. and foreign companies, including emerging market equity securities. The Portfolio also may

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invest in equity securities of issuers located in North America and other developed countries.

For this Portfolio, an emerging market country is any country that the International Bank for Reconstruction and Development (commonly known as “The World Bank”) or similar major financial institution has determined to have a low or middle economy, or countries included in the MSCI Emerging Markets Index (“MSCI EM”). In addition, for this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

•	its principal securities trading market is in an emerging market country;

•

alone or on a consolidated basis, at least 50% of its annual revenues or profits are derived from goods produced, sales made or services performed in an emerging market country or has at least 50% of its assets in emerging markets countries; or

•	it is organized under the laws of, or has a principal office in, an emerging market country.

The Active Allocated Portion invests primarily in equity securities of U.S. and non-U.S. companies that, in the view of the Sub-Advisers, have good prospects for future growth. Other factors, such as country and regional factors, are considered by the Sub-Advisers. The Active Allocated Portion’s Sub-Advisers may sell a security for a variety of reasons, such as to make other investments believed by a Sub-Adviser to offer superior investment opportunities. The Active Allocated Portion may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

The Active Allocated Portion’s investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Sub-Adviser focuses on engaging company management around corporate governance practices as well as what the Sub-Adviser deems to be materially important environmental and/or social issues facing a company. The Sub-Adviser includes ESG issues as a part of the overall fundamental evaluation of a company, focusing on identifying the ESG issues most directly linked to key business drivers and engaging with company management. For example, the Sub-Adviser may engage with a company on issues such as, but not limited to, labor management, disclosing and/or reducing carbon emissions, improving worker safety, recycling, and privacy of data.

The Index Allocated Portion of the Portfolio is comprised of three strategies, which seek to track the performance (before fees and expenses) of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500”), the MSCI EAFE Index (“MSCI EAFE”), and the MSCI EM, respectively, each with minimal tracking error. The Index Allocated Portion’s assets will be allocated in approximately the following manner: 30-50% in each of the S&P 500 and MSCI EAFE and 10-30% in the MSCI EM. Each such strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

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Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s

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custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

ESG Considerations Risk: Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to the Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may

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impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the

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Portfolio’s investment strategies, including volatility managed indexes. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

15.18% (2010 3rd Quarter)	–18.88% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Global Equity Managed Volatility Portfolio – Class IA Shares	25.24%	7.33%	7.18%
EQ/Global Equity Managed Volatility Portfolio – Class IB Shares	25.31%	7.33%	7.13%
EQ/Global Equity Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	25.53%	7.60%	8.87%
Volatility Managed Index – Global Blend (reflects no deduction for fees, expenses, or taxes)	26.30%	8.28%	9.14%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	22.97%	5.59%	5.07%
Volatility Managed Index – Global Proxy Blend (reflects no deduction for fees, expenses, or taxes)	26.97%	8.44%	9.18%
MSCI AC World (Net) Index (reflects no deduction for fees or expenses)	26.60%	8.41%	8.79%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2015
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

Sub-Adviser: Morgan Stanley Investment Management, Inc. (“MSIM Inc.” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Ruchir Sharma	Managing Director of MSIM Inc.	August 2001
Paul Psaila	Managing Director of MSIM Inc.	August 1997
Eric Carlson	Managing Director of MSIM Inc.	October 2006
May Yu	Managing Director of Morgan Stanley Asia Limited, an affiliate of MSIM Inc.	July 2018
Amay Hattangadi	Managing Director of Morgan Stanley Investment Management Company, an affiliate of MSIM Inc.	July 2018

Sub-Adviser: Invesco Advisers, Inc. (“Invesco” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
John Delano, CFA®	Portfolio Manager of Invesco	May 2017

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Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Goldman Sachs Mid Cap Value Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Goldman Sachs Mid Cap Value Portfolio	Class IB Shares	Class K Shares
Management Fee	0.77%	0.77%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.20%	0.20%	**
Total Annual Portfolio Operating Expenses	1.22%	0.97%
Fee Waiver and/or Expense Reimbursement†	–0.13%	–0.13%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.09%	0.84%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.09% for Class IB shares and 0.84% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$111	$374	$658	$1,466
Class K Shares	$86	$296	$524	$1,178

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 81% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, mid-cap companies are those companies with public stock market capitalizations within the range of companies constituting the Russell Midcap® Value Index at the time of investment. As of December 31, 2019, the market capitalizations of the companies in the Russell Midcap® Value Index ranged from approximately $788.1 million to $44.9 billion. The size of companies in the index changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio invests in value opportunities, which the Sub-Adviser defines as companies with identifiable competitive advantages whose intrinsic values are not reflected in their stock prices. Although the Portfolio will invest primarily in publicly traded U.S. securities, including real estate investment trusts (“REITS”), it may invest up to 25% of its net assets in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies.

The Sub-Adviser’s equity investment process involves: (1) using multiple industry-specific valuation metrics to identify

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real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. The Sub-Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Sub-Adviser’s outlook based on subsequent events, the Sub-Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Sub-Adviser may sell a position in order to meet shareholder redemptions.

The Portfolio may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment (i.e., large- and small-cap companies) and in fixed income securities, such as government, corporate and bank debt obligations. The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition

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as well as general market, economic and political conditions and other factors.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental con-

EQ Advisors Trust	About the investment portfolios	233

ditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

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Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

14.23% (2019 1st Quarter)	3.03% (2019 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/Goldman Sachs Mid Cap Value Portfolio – Class IB Shares (Inception Date: October 22, 2018)	30.78%	15.33%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	27.06%	11.29%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: Goldman Sachs Asset Management, L.P. (“Goldman Sachs” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Sung Cho, CFA®	Managing Director of Goldman Sachs	September 2018
Adam Agress	Vice President of Goldman Sachs	September 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with

EQ Advisors Trust	About the investment portfolios	235

respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/International Core Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Core Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.59%	0.59%	0.59%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	1.04%	1.04%	0.79%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$106	$331	$574	$1,271
Class IB Shares	$106	$331	$574	$1,271
Class K Shares	$81	$252	$439	$978

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

The Active Allocated Portion invests primarily in equity securities of foreign companies, including emerging market securities, that, in the view of the Sub-Advisers, have good prospects for future growth. Other factors, such as country and regional factors, are considered by the Sub-Advisers. The Active Allocated Portion’s Sub-Advisers may sell a security for a variety of reasons, such as to make other investments believed by a Sub-Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the MSCI Europe, Australasia and Far East (“EAFE”) Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

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AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of foreign currency transactions, exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not

238	About the investment portfolios	EQ Advisors Trust

necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a

EQ Advisors Trust	About the investment portfolios	239

narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the

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Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In

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addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

18.00% (2010 3rd Quarter)	–22.97% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/International Core Managed Volatility Portfolio – Class IA Shares	22.50%	4.78%	3.96%
EQ/International Core Managed Volatility Portfolio – Class IB Shares	22.47%	4.77%	3.91%
EQ/International Core Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	22.71%	5.03%	5.44%
Volatility Managed Index – International (reflects no deduction for fees or expenses)	22.01%	5.20%	5.24%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	22.97%	5.59%	5.07%
Volatility Managed Index – International Proxy (reflects no deduction for fees, expenses, or taxes)	23.30%	5.51%	5.28%
MSCI EAFE Index (reflects no deduction for fees or expenses)	22.01%	5.67%	5.50%

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WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange-traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

Sub-Adviser: Federated Global Investment Management Corp. (“Federated” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Richard Winkowski	Senior Vice President and Senior Portfolio Manager of Federated	January 2016
Dariusz Czoch, CFA®	Vice President, Portfolio Manager and Senior Investment Analyst of Federated	January 2016

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
David Antonelli*	Vice Chairman and Portfolio Manager of MFS	June 2013
Kevin Dwan	Investment Officer and Portfolio Manager of MFS	June 2013
Matthew Barrett	Investment Officer and Portfolio Manager of MFS	March 2015
Brett Fleishman	Investment Officer and Institutional Portfolio Manager of MFS**	May 2019
*	Effective April 15, 2021, David Antonelli will no longer be a Portfolio Manager of the Portfolio.
**	An Institutional Portfolio Manager contributes to the day-to-day management of the Portfolio but does not generally determine which securities to purchase or sell.

Sub-Adviser: EARNEST Partners, LLC (“EARNEST” or the “Sub-Adviser”)

Portfolio Managers: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Paul Viera	Chief Executive Officer and Partner of EARNEST	May 2014

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining

EQ Advisors Trust	About the investment portfolios	243

shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

244	About the investment portfolios	EQ Advisors Trust

EQ/International Equity Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Equity Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.78%	0.78%	0.53%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$80	$249	$433	$966
Class IB Shares	$80	$249	$433	$966
Class K Shares	$54	$170	$296	$665

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the FTSE 100 Index (“FTSE 100”), TOPIX Index (“TOPIX”), DJ EuroSTOXX 50 Index (“EuroSTOXX 50”), and S&P/ASX 200 Index (“S&P/ASX 200”). The Portfolio will allocate its assets approximately 25% to securities in the FTSE 100, 25% to securities in the TOPIX, 40% to securities in the EuroSTOXX 50, and 10% to securities in the S&P/ASX 200. Actual allocations may vary by up to 3%. The FTSE 100 Index represents the performance of the 100 largest UK-domiciled blue chip companies. The TOPIX Index comprises all companies listed on the First Section of the Tokyo Stock Exchange (approximately 2000 companies). The DJ EuroSTOXX 50 Index index represents the performance of the 50 largest companies in 11 Eurozone countries. The S&P/ASX 200 Index represents the 200 largest and most liquid publicly listed companies in Australia. Each of these indices is weighted by market capitalization.

The Portfolio’s investments will be selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the companies represented in each index based on the Sub-Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yields. This strategy is commonly referred to as an indexing strategy.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

EQ Advisors Trust	About the investment portfolios	245

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole.

246	About the investment portfolios	EQ Advisors Trust

Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies and more closely reflects the securities in which the Portfolio invests. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

18.11% (2010 3rd Quarter)	–20.29% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/International Equity Index Portfolio – Class IA Shares	22.05%	5.01%	4.53%
EQ/International Equity Index Portfolio – Class IB Shares	22.19%	5.00%	4.48%
EQ/International Equity Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	22.48%	5.27%	6.46%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	22.97%	5.59%	5.07%
MSCI EAFE Index (reflects no deduction for fees or expenses)	22.01%	5.67%	5.50%

EQ Advisors Trust	About the investment portfolios	247

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2010

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

248	About the investment portfolios	EQ Advisors Trust

EQ/International Managed Volatility Portfolio – Class IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Managed Volatility Portfolio	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.16%	0.16%
Total Annual Portfolio Operating Expenses	0.86%	0.61%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$88	$274	$477	$1,061
Class K Shares	$62	$195	$340	$762

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 2% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of foreign companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 90% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East) (“MSCI EAFE Index”) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically are representative of the economic performance of the developed equity markets in Europe, Australasia and the Far East. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the MSCI EAFE Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on one or more of the MSCI EAFE Index, S&P/ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and Tokyo Stock Price Index (or TOPIX Index) and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may

EQ Advisors Trust	About the investment portfolios	249

increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the investment adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its

250	About the investment portfolios	EQ Advisors Trust

index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the

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Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five, and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility-managed indexes. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses which would reduce the performance results.

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Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

16.80% (2010 3rd Quarter)	–20.97% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/International Managed Volatility Portfolio – Class IB Shares	21.44%	4.70%	3.87%
EQ/International Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	21.69%	4.95%	5.80%
Volatility Managed Index – International (reflects no deduction for fees or expenses)	22.01%	5.20%	5.24%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	22.97%	5.59%	5.07%
Volatility Managed Index – International Proxy (reflects no deduction for fees, expenses, or taxes)	23.30%	5.51%	5.28%
MSCI EAFE® Index (reflects no deduction for fees or expenses)	22.01%	5.67%	5.50%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the "Sub-Adviser")

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to AllianceBernstein is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the "Sub-Adviser")

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter

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into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/International Value Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Value Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee*	0.59%	0.59%	0.59%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.18%	0.18%	0.18%
Total Annual Portfolio Operating Expenses	1.02%	1.02%	0.77%
*	Management Fee has been restated to reflect the current fee.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 year	3 years	5 years	10 years
Class IA Shares	$104	$325	$563	$1,248
Class IB Shares	$104	$325	$563	$1,248
Class K Shares	$79	$246	$428	$954

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval. These percentages are targets established by the Adviser; actual allocations may deviate from these targets. Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.

The Active Allocated Portion invests primarily in common stocks, but it also may invest in other equity securities, including preferred stocks and depositary receipts. The Active Allocated Portion seeks to invest in securities of foreign companies including companies in emerging market countries that have a market capitalization in excess of $5.0 billion at the time of purchase. The Active Allocated Portion also may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract. Forward currency transactions may involve currencies of the different countries in which the Active Allocated Portion may invest, and serve as hedges against possible variations in the exchange rate between these currencies.

The Sub-Adviser uses a value investment philosophy to identify companies that it believes have discounted stock prices compared to the companies’ intrinsic value. By “intrinsic value,” the Sub-Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. In assessing such companies, the Sub-Adviser looks for the following characteristics, although the companies selected may not have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings

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that are growing and are reasonably predictable; and (3) high level of company management ownership.

In making its investment decisions, the Sub-Adviser uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Sub-Adviser uses independent, in-house research to analyze each company. The Sub-Adviser usually sells a stock when the price approaches its estimated intrinsic value. Under normal circumstances, the Active Allocated Portion typically holds 35 to 65 stocks and invests in the securities of at least five countries outside of the United States.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index. This strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a replication technique, although in certain instances a sampling approach may be utilized. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the indexes without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. It is anticipated that the Adviser will utilize primarily exchange-traded futures and options contracts on securities indices, but the Adviser also may utilize other types of derivatives.

The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions

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based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting,

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auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

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Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on

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preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including a volatility managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Prior to February 1, 2011, this Portfolio consisted entirely of an actively managed Portfolio of equity securities. Performance information for the periods prior to December 17, 2018, is that of the Portfolio when it followed different principal investment strategies and engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. The table below includes the performance of an additional market index that more closely reflects the securities in which the Portfolio invests.

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)

19.59% (2010 3rd Quarter)	–22.09% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/International Value Managed Volatility Portfolio – Class IA Shares	22.66%	4.27%	3.67%
EQ/International Value Managed Volatility Portfolio – Class IB Shares	22.56%	4.27%	3.61%
EQ/International Value Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	22.98%	4.53%	5.47%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	22.97%	5.59%	5.07%
Volatility Managed Index – International Proxy (reflects no deduction for fees, expenses, or taxes)	23.30%	5.51%	5.28%
MSCI EAFE Index (reflects no deduction for fees or expenses)	22.01%	5.67%	5.50%

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WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in Underlying ETFs for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

Sub-Adviser: Harris Associates LP (“Harris” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
David G. Herro, CFA®	Partner, Deputy Chairman, Chief Investment Officer-International Equities and Portfolio Manager of Harris	December 2018
Michael L. Manelli, CFA®	Partner, Vice President, Senior International Investment Analyst and Portfolio Manager of Harris	December 2018

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within

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seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Invesco Comstock Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Invesco Comstock Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.06%	1.06%	0.81%
Fee Waiver and/or Expense Reimbursement†	–0.06%	–0.06%	–0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.00%	0.75%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class IA and IB shares and 0.75% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$331	$579	$1,289
Class IB Shares	$102	$331	$579	$1,289
Class K Shares	$77	$253	$444	$996

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of any market capitalization range, however, a substantial number of issuers are large capitalization issuers. The Portfolio may invest in other types of equity securities.

The Sub-Adviser emphasizes a value style of investing, seeking well established, undervalued companies believed by the Sub-Adviser to possess the potential for capital growth and income. The Sub-Adviser typically sells portfolio securities when (i) the target price of the investment has been realized and the Sub-Adviser no longer considers the company undervalued, (ii) a better value opportunity is identified, or (iii) research shows that the company is experiencing deteriorating fundamentals beyond the Sub-Adviser’s tolerable level and the trend is likely to be a long-term issue.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers and depositary receipts. With respect to investments in foreign issuers, the Portfolio may enter into foreign currency transactions, including currency forward transactions, which are a type of derivative. The Portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

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The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have

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adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

12.46% (2012 1st Quarter)	–17.14% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Invesco Comstock Portfolio – Class IA Shares	24.94%	7.30%	10.90%
EQ/Invesco Comstock Portfolio – Class IB Shares	25.00%	7.31%	10.84%
EQ/Invesco Comstock Portfolio – Class K Shares (Inception Date: October 29, 2013)	25.30%	7.57%	8.67%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.80%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Invesco Advisers, Inc. (“Invesco” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kevin C. Holt, CFA	Co-Lead Portfolio Manager of Invesco	April 2005
Devin E. Armstrong, CFA	Co-Lead Portfolio Manager of Invesco	July 2007
James N. Warwick	Portfolio Manager of Invesco	July 2007
Charles DyReyes, CFA	Portfolio Manager of Invesco	November 2015

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without

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obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (”AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Invesco Global Portfolio1 – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Invesco Global Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.85%	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%	*
Total Annual Portfolio Operating Expenses	1.25%	1.25%	1.00%
Fee Waiver and/or Expense Reimbursement†	–0.10%	–0.10%	–0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.15%	0.90%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IA and IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$117	$387	$677	$1,502
Class IB Shares	$117	$387	$677	$1,502
Class K Shares	$92	$308	$543	$1,216

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests primarily in equity securities of U.S. and foreign companies. The Portfolio can invest without limit in foreign securities, including depositary receipts, and can invest in any country, including countries with developing or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, countries in Western Europe and Japan. The Portfolio normally will invest a significant portion of its assets in foreign securities. The Portfolio may invest in companies of any size, however, it primarily invests in mid- and large-cap companies. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks and warrants.

The Portfolio is not required to allocate its investments in any set percentage in any particular countries. The Portfolio expects to invest in companies tied economically to a number of different countries and normally invests in companies in at least three countries (one of which may be the United States). From time to time, the Portfolio may increase the relative emphasis of investments in a particular industry.

[1]	Effective May 1, 2020, EQ/Oppenheimer Global Portfolio was renamed EQ/Invesco Global Portfolio.

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The Sub-Adviser primarily looks for quality companies, regardless of domicile, that have sustainable growth. The Sub-Adviser’s investment approach combines a thematic approach to idea generation with bottom-up, fundamental company analysis. The Sub-Adviser seeks to identify secular changes in the world and looks for pockets of durable change that the Sub-Adviser believes will drive global growth for the next decade. These large scale structural themes are referred to collectively as MANTRA®: Mass Affluence, New Technology, Restructuring, and Aging. The Sub-Adviser does not target a fixed allocation with regard to any particular theme, and may choose to focus on various sub-themes within each theme. Within each sub-theme, the Sub-Adviser employs fundamental company analysis to select investments for the Portfolio. The economic characteristics the Sub-Adviser seeks include a combination of high return on invested capital, good cash flow characteristics, high barriers to entry, dominant market share, a strong competitive position, talented management, and balance sheet strength that the Sub-Adviser believes will enable the company to fund its own growth. These criteria may vary. The Sub-Adviser also considers how industry dynamics, market trends and general economic conditions may affect a company’s earnings outlook.

The Sub-Adviser has a long-term investment horizon of typically three to five years. The Sub-Adviser also has a contrarian buy discipline; the Sub-Adviser buys high quality companies that fit its investment criteria when their valuations underestimate their long-term earnings potential. For example, a company’s stock price may dislocate from its fundamental outlook due to a short-term earnings glitch or negative, short-term market sentiment, which can give rise to an investment opportunity. The Sub-Adviser monitors individual issuers for changes in earnings potential or other effects of changing market conditions that may trigger a decision to sell a security.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial

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reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

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Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

16.43% (2019 1st Quarter)	–20.06% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Invesco Global Portfolio – Class IA Shares	31.09%	9.70%	10.03%
EQ/Invesco Global Portfolio – Class IB Shares	31.11%	9.69%	9.97%
MSCI All Country World (Net) Index (reflects no deduction for fees or expenses)	26.60%	8.41%	8.79%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Invesco Advisers, Inc. (“Invesco” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
John Delano, CFA®	Portfolio Manager of Invesco	May 2017

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Invesco International Growth Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Invesco International Growth Portfolio	Class IB Shares	Class K Shares
Management Fee	0.71%	0.71%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.21%	0.21%	**
Total Annual Portfolio Operating Expenses	1.17%	0.92%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$119	$372	$644	$1,420
Class K Shares	$94	$293	$509	$1,131

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in equity securities and depositary receipts of foreign issuers. The principal types of equity securities in which the Portfolio invests are common and preferred stock. Under normal circumstances, the Portfolio will provide exposure to investments that are economically tied to at least three different countries outside of the U.S. An issuer will be considered to be economically tied to a country outside of the U.S. if it is domiciled, derives a significant portion of its revenues from, or primarily trades in a market located outside of the U.S. The Portfolio may also invest up to 1.25 times the amount of the exposure to emerging markets countries in the MSCI All Country World ex-U.S. Growth Index. Emerging markets countries are those countries that are in the early stages of their industrial cycles. The Portfolio invests primarily in securities of issuers that are considered by the Sub-Adviser to have potential for earnings or revenue growth. The Portfolio’s common stock investments may also include China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).

The Portfolio invests primarily in the securities of large-capitalization issuers and may invest a significant amount of its net assets in the securities of mid-capitalization issuers. The Portfolio considers an issuer to be a large-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2019, the capitalization of companies in the Russell 1000® Index ranged from $788.1 million to $1,305 billion.

The Portfolio considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2019, the capitalization of companies in the Russell Midcap® Index ranged from $788.1 million to $78.6 billion.

The Portfolio can invest in derivative instruments, including forward foreign currency contracts and futures contracts. The Portfolio can use forward foreign currency contracts to hedge

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against adverse movements in the foreign currencies in which portfolio securities are denominated, if deemed appropriate by the Sub-Adviser. The Portfolio can use futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Sub-Adviser employs a disciplined investment strategy that emphasizes fundamental research. The fundamental research primarily focuses on identifying quality growth companies and is supported by quantitative analysis, portfolio construction and risk management. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The Sub-Adviser’s strategy primarily focuses on identifying issuers that it believes have sustainable earnings growth, efficient capital allocation, and compelling prices.

The Sub-Adviser may consider selling a security for several reasons, including when (1) its price changes such that the Sub-Adviser believes it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more attractive investment opportunity is identified.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less

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reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets. Investments in China A-shares are subject to trading restrictions, quota limitations, and clearing and settlement risks.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain

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open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the

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investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

14.00% (2019 1st Quarter)	–0.17% (2019 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/Invesco International Growth Portfolio – Class IB Shares (Inception Date: October 22, 2018)	28.21%	17.80%
Morgan Stanley Capital International (MSCI) ACWI ex U.S. Growth (Net) Index (reflects no deduction for fees, expenses, or taxes)	27.34%	17.35%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: Invesco Advisers, Inc. (“Invesco” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Clas Olsson	Portfolio Manager of Invesco	September 2018
Brent Bates, CFA	Portfolio Manager of Invesco	September 2018
Matthew Dennis, CFA	Portfolio Manager of Invesco	September 2018
Mark Jason, CFA	Portfolio Manager of Invesco	September 2018
Richard Nield, CFA	Portfolio Manager of Invesco	September 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Janus Enterprise Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Janus Enterprise Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.69%	0.69%	0.69%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.07%	1.07%	0.82%
Fee Waiver and/or Expense Reimbursement†	–0.02%	–0.02%	–0.02%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.05%	0.80%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and Class IB shares and 0.80% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$338	$588	$1,304
Class IB Shares	$107	$338	$588	$1,304
Class K Shares	$82	$260	$453	$1,012

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio will invest at least 50% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics). The Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and rights and warrants to purchase common stock. For this Portfolio, medium-sized companies are defined as companies with capitalizations at the time of investment within the range of companies included in the Russell Midcap® Growth Index. As of December 31, 2019, the market capitalization range of the Russell MidCap® Growth Index was $1.2 billion to $78.6 billion.

The Sub-Adviser applies a “bottom up” approach in choosing investments. In other words, the Sub-Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

The Portfolio may invest in securities of foreign issuers, including emerging market securities and depositary receipts. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may also invest in real estate investment trusts (“REITs”).

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The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions, or to hedge currency exposure relative to the Portfolio’s benchmark index.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose re-

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strictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to

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meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Performance information for the periods prior to December 9, 2016 is that of the Portfolio when it engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

18.40% (2019 1st Quarter)	–19.53% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Janus Enterprise Portfolio – Class IA Shares	36.48%	9.16%	11.02%
EQ/Janus Enterprise Portfolio – Class IB Shares	36.49%	9.16%	10.97%
EQ/Janus Enterprise Portfolio – Class K Shares (Inception Date: December 1, 2011)	36.82%	9.44%	10.67%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.47%	11.60%	14.24%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

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Sub-Adviser: Janus Capital Management LLC (“Janus” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Brian Demain, CFA®	Executive Vice President of Janus and Co-Portfolio Manager of the Portfolio	December 2016
Cody Wheaton, CFA®	Executive Vice President of Janus and Co-Portfolio Manager of the Portfolio	December 2016

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/JPMorgan Value Opportunities Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/JPMorgan Value Opportunities Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.98%	0.98%	0.73%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$100	$312	$542	$1,201
Class IB Shares	$100	$312	$542	$1,201
Class K Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 153% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. For this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. The Portfolio may invest up to 10% of its net assets in foreign securities.

The Sub-Adviser employs a value-oriented investment approach that seeks to identify attractive companies through fundamental research and discounted cash flow analysis. The Sub-Adviser seeks to identify relative value within sectors by combining company analysis of its research and portfolio management teams with market sentiment and macro-insights of the portfolio managers. The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may invest its uninvested cash in U.S. Treasury securities.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies

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tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

14.07% (2012 1st Quarter)	–18.98% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/JPMorgan Value Opportunities Portfolio –Class IA Shares	27.49%	8.56%	11.26%
EQ/JPMorgan Value Opportunities Portfolio –Class IB Shares	27.55%	8.57%	11.21%
EQ/JPMorgan Value Opportunities Portfolio –Class K Shares (Inception Date: December 1, 2011)	27.87%	8.84%	13.48%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.80%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMorgan” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Scott Blasdell	Managing Director of JPMorgan	May 2013

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Large Cap Core Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Core Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee*	0.47%	0.47%	0.47%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.91%	0.91%	0.66%
*	Management Fee has been restated to reflect the current fee.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$93	$290	$504	$1,120
Class IB Shares	$93	$290	$504	$1,120
Class K Shares	$67	$211	$368	$822

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). Large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”) (market capitalization range of approximately $4.6 billion - $1,305 billion as of December 31, 2019), Russell 1000® Index (market capitalization range of approximately $788.1 million - $1,305 billion as of December 31, 2019), Morningstar Large Core Index (market capitalization range of approximately $28.1 billion - $1,305 billion as of December 31, 2019).

The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

The Active Allocated Portion invests primarily in equity securities of companies that, in the view of the Sub-Advisers, have either above average growth prospects, or are selling at reasonable valuations, or both. The Sub-Advisers may sell a security for a variety of reasons, such as to make other investments believed by a Sub-Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P 500 Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index

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Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and

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completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant

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impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

13.66% (2019 1st Quarter)	–16.21% (2011 3rd Quarter)

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Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Large Cap Core Managed Volatility Portfolio — Class IA Shares	29.98%	10.34%	11.74%
EQ/Large Cap Core Managed Volatility Portfolio — Class IB Shares	29.98%	10.32%	11.69%
EQ/Large Cap Core Managed Volatility Portfolio — Class K Shares (Inception Date: August 26, 2011)	30.28%	10.61%	13.83%
Volatility Managed Index — Large Cap Core (reflects no deduction for fees, expenses, or taxes)	30.66%	11.31%	13.03%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange-traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

Sub-Adviser: Capital International, Inc. (“Capital International” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Carlos Schonfeld	Co-research portfolio coordinator and Partner of the Capital International Investors division of Capital Research and Management Company, an affiliate of Capital International	April 2013
Todd Saligman	Co-research portfolio coordinator and Vice President of the Capital International Investors division of Capital Research and Management Company, an affiliate of Capital International	April 2018

Sub-Adviser: Vaughan Nelson Investment Management (“Vaughan Nelson” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Scott J. Weber, CFA®	Senior Portfolio Manager of Vaughan Nelson	January 2016
Chris D. Wallis, CFA®, CPA	Chief Executive Officer and Chief Investment Officer of Vaughan Nelson	January 2016

Sub-Adviser: Thornburg Investment Management, Inc. (“Thornburg” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Robert MacDonald, CFA®	Portfolio Manager and Managing Director of Thornburg	May 2014

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Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Large Cap Growth Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000® Growth Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Growth Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.73%	0.73%	0.48%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$75	$233	$406	$906
Class IB Shares	$75	$233	$406	$906
Class K Shares	$49	$154	$269	$604

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000® Growth Index (“Russell 1000 Growth”). The Portfolio’s investments in equity securities in the Russell 1000 Growth may include financial instruments that derive their value from such securities. The Russell 1000 Growth measures the performance of the large-cap growth segment of the U.S. equity universe. As of December 31, 2019, the market capitalization of companies in the Russell 1000 Growth ranged from $1.2 billion to $1,305 billion.

The Sub-Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the Russell 1000 Growth in the exact weight each security represents in the Index. This strategy is commonly referred to as an indexing strategy. The Portfolio will remain substantially fully invested in securities comprising the index even when prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Portfolio may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the Portfolio is designed to track. The Portfolio will concentrate its investments (i.e., invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries to approximately the same extent that the Russell 1000 Growth is concentrated.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

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The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. The Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Non-Diversification Risk: To the extent that the Portfolio becomes non-diversified as necessary to approximate the composition of the index, the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or

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other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

15.85% (2019 1st Quarter)	–16.06% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Large Cap Growth Index Portfolio – Class IA Shares	35.27%	13.76%	14.52%
EQ/Large Cap Growth Index Portfolio – Class IB Shares	35.33%	13.76%	14.45%
EQ/Large Cap Growth Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	35.65%	14.05%	16.56%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39%	14.63%	15.22%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Large Cap Growth Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Growth Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.87%	0.87%	0.62%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$89	$278	$482	$1,073
Class IB Shares	$89	$278	$482	$1,073
Class K Shares	$63	$199	$346	$774

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Standard & Poor’s 500 Composite Stock Index (market capitalization range of approximately $4.6 billion - $1,305 billion as of December 31, 2019), Russell 1000® Index (market capitalization range of approximately $788.1 million - $1,305 billion as of December 31, 2019), Morningstar Large Core Index (market capitalization range of approximately $28.1 billion - $1,305 billion as of December 31, 2019).

The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

The Active Allocated Portion invests primarily in equity securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Sub-Advisers, in current market valuations. The Portfolio may invest up to 25% of its total assets in securities of foreign companies, including companies based in emerging market countries. A Sub-Adviser may sell a security for a variety of

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reasons, such as to make other investments believed by a Sub-Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000® Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other

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reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the

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volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the

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ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the

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Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

15.28% (2019 1st Quarter)	–15.28% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Large Cap Growth Managed Volatility Portfolio – Class IA Shares	33.73%	12.97%	13.29%
EQ/Large Cap Growth Managed Volatility Portfolio – Class IB Shares	33.74%	12.98%	13.25%
EQ/Large Cap Growth Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	34.04%	13.25%	15.54%
Volatility Managed Index – Large Cap Growth (reflects no deduction for fees, expenses, or taxes)	33.09%	12.77%	13.86%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39%	14.63%	15.22%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange-traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2007

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Name	Title	Date Began Managing the Portfolio
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

Sub-Adviser: Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Aziz V. Hamzaogullari, CFA®	Chief Investment Officer – Growth Equity Strategies	January 2016

Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Joseph Fath, CPA	Vice President of T. Rowe Price and Portfolio Manager	January 2014

Sub-Adviser: HS Management Partners, LLC (“HSMP” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Harry Segalas	Managing Partner and Chief Investment Officer of HSMP	December 2016

Sub-Adviser: Polen Capital Management, LLC (“Polen” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Dan Davidowitz, CFA®	Co-Head of Team, Portfolio Manager and Analyst of Polen	December 2016
Brandon Ladoff	Portfolio Manager and Director of Research of Polen	May 2019

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA

306	About the investment portfolios	EQ Advisors Trust

Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Large Cap Value Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Value Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.74%	0.74%	0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$76	$237	$411	$918
Class IB Shares	$76	$237	$411	$918
Class K Shares	$50	$157	$274	$616

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000® Value Index (“Russell 1000 Value”). The Portfolio’s investments in equity securities in the Russell 1000 Value may include financial instruments that derive their value from such securities. The Russell 1000 Value measures the performance of the large-cap value segment of the U.S. equity universe. As of December 31, 2019, the market capitalization of companies in the Russell 1000 Value ranged from $788.1 million to $558.2 billion.

The Sub-Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the Russell 1000 Value in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the Russell 1000 Value, and the Portfolio may not track the performance of the Russell 1000 Value perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Russell 1000 Value are valued. The Portfolio will concentrate its investments (i.e., invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries to approximately the same extent that the Russell 1000 Value is concentrated.

The Portfolio will remain substantially fully invested in securities comprising the index even when prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

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government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

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Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Class K shares were not operational for the period from April 14, 2015 through April 30, 2015. The returns of Class K were calculated assuming the shares were in operation for the entire period. Past performance is not an indication of future performance.

Performance information for the periods prior to November 19, 2018 is that of the Portfolio when it engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

12.84% (2011 4th Quarter)	–16.36% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Large Cap Value Index Portfolio – Class IA Shares	25.64%	7.56%	11.06%
EQ/Large Cap Value Index Portfolio – Class IB Shares	25.59%	7.56%	11.00%
EQ/Large Cap Value Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	25.91%	7.58%	13.00%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.80%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	November 2018
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	November 2018
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	November 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Large Cap Value Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Value Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.86%	0.86%	0.61%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$88	$274	$477	$1,061
Class IB Shares	$88	$274	$477	$1,061
Class K Shares	$62	$195	$340	$762

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Standard & Poor’s 500 Composite Stock Index (market capitalization range of approximately $4.6 billion - $1,305 billion as of December 31, 2019), Russell 1000® Index (market capitalization range of approximately $788.1 million - $1,305 billion as of December 31, 2019), Morningstar Large Core Index (market capitalization range of approximately $28.1 billion - $1,305 billion as of December 31, 2019). The Portfolio’s investments may include real estate investment trusts (“REITs”).

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

The Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the Sub-Advisers, are currently underpriced according to certain financial measurements,

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which may include price-to-earnings and price-to-book ratios and dividend income potential. These Sub-Advisers may sell a security for a variety of reasons, such as because it becomes overvalued, shows deteriorating fundamentals or to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and

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execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than,

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those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely

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affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the

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direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

11.78% (2013 1st Quarter)	–17.15% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Large Cap Value Managed Volatility Portfolio – Class IA Shares	25.45%	7.32%	10.17%
EQ/Large Cap Value Managed Volatility Portfolio – Class IB Shares	25.46%	7.32%	10.13%
EQ/Large Cap Value Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	25.74%	7.60%	12.26%
Volatility Managed Index – Large Cap Value (reflects no deduction for fees, expenses, or taxes)	28.19%	9.61%	12.16%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.80%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange-traded funds for the Portfolio’s ETF Allocated Portion are:

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Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	December 2008
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Joseph Gerard Paul*	Senior Vice President/Chief Investment Officer – US Value Equities at AllianceBernstein	October 2009
Cem Inal	Senior Vice President/Portfolio Manager at AllianceBernstein	March 2016
*	Effective December 31, 2020, Joseph Gerard Paul will no longer be a Portfolio Manager of the Portfolio.

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008
Joshua Lisser	Senior Vice Presient/Chief Investment Officer, Index Strategies of AllianceBernstein	December 2008
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	December 2008

Sub-Adviser: BlackRock Investment Management, LLC. (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Carrie King	Managing Director of BlackRock, Inc.	July 2013
Joseph Wolfe, CFA®, CQF, FRM	Director of BlackRock, Inc.	March 2017
Tony DeSpirito	Managing Director of BlackRock, Inc.	November 2019
David Zhao	Managing Director of BlackRock, Inc.	November 2019
Franco Tapia, CFA®	Managing Director of BlackRock, Inc	November 2019

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management. (“MFS” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Nevin Chitkara	Investment Officer and Portfolio Manager of MFS	May 2014
Steven Gorham*	Investment Officer and Portfolio Manager of MFS	May 2014
Kate Mead	Investment Officer and Institutional Portfolio Manager of MFS**	May 2019
Katherine Cannan	Investment Officer and Portfolio Manager of MFS	December 2019
*	Effective December 31, 2020, Steven Gorham will no longer be a Portfolio Manager of the Portfolio.
**	An Institutional Portfolio Manager contributes to the day-to-day management of the Portfolio but does not generally determine which securities to purchase or sell.

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into

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a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Lazard Emerging Markets Equity Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Lazard Emerging Markets Equity Portfolio	Class IB Shares	Class K Shares
Management Fee	1.00%	1.00%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.24%	0.24%	**
Total Annual Portfolio Operating Expenses	1.49%	1.24%
Fee Waiver and/or Expense Reimbursement†	–0.11%	–0.11%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.38%	1.13%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.38% for Class IB shares and 1.13% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$140	$460	$803	$1,770
Class K Shares	$115	$383	$670	$1,490

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies whose principal business activities are located in emerging market countries. The Portfolio invests primarily in common stocks of companies that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values. In addition to common stocks, such equity securities may include depositary receipts. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Sub-Adviser’s judgment and its analysis of market conditions. The Portfolio may invest in securities of companies across the capitalization spectrum, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

For this Portfolio, emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Portfolio also may lend its portfolio securities to earn additional income.

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Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in the financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of more developed countries and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers emerging market countries than in countries with more developed markets.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

12.19% (2019 4th Quarter)	–3.69% (2019 3rd Quarter)

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Average Annual Total Returns

	One Year	Since Inception
EQ/Lazard Emerging Markets Equity Portfolio – Class IB Shares (Inception Date: October 22, 2018)	18.79%	14.41%
Morgan Stanley Capital International (MSCI) Emerging Markets (Net Dividends) IndexSM (reflects no deduction for fees, expenses, or taxes)	18.42%	14.90%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: Lazard Asset Management LLC (“Lazard” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
James M. Donald	Portfolio Manager/Analyst on Lazard’s Emerging Markets Equity team	September 2018
Rohit Chopra	Portfolio Manager/Analyst on Lazard’s Emerging Markets Equity team	September 2018
Monika Shrestha	Portfolio Manager/Analyst on Lazard’s Emerging Markets Equity team	September 2018
John R. Reinsberg	Portfolio Manager/Analyst on Lazard’s Global Equity and International Equity teams	September 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Loomis Sayles Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Loomis Sayles Growth Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.13%	1.13%	0.88%
Fee Waiver and/or Expense Reimbursement†	–0.08%	–0.08%	–0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.05%	0.80%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and IB shares and 0.80% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$351	$615	$1,367
Class IB Shares	$107	$351	$615	$1.367
Class K Shares	$82	$273	$480	$1,077

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio will invest primarily in equity securities, including common stocks, convertible securities and warrants. The Portfolio focuses on stocks of large capitalization companies, but the Portfolio may invest in companies of any size. For this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio may invest up to 25% of its total assets in foreign securities listed on a domestic or foreign securities exchange, including American Depositary Receipts or European Depositary Receipts.

The Portfolio normally invests across a wide range of sectors and industries. The Sub-Adviser employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Sub-Adviser aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

The Portfolio will consider selling a portfolio investment when the Sub-Adviser believes an unfavorable structural change occurs within a given business or the markets in

EQ Advisors Trust	About the investment portfolios	325

which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the Sub-Adviser deems appropriate.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Focused Portfolio Risk: The Portfolio employs a strategy of investing in the securities of a limited number of companies. As a result, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A portfolio using such a focused investment strategy may experience greater performance volatility than a portfolio that is more broadly invested.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security

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held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Performance information for the periods prior to September 1, 2014 is that of the Portfolio when it engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period	Worst quarter (% and time period)

16.96% (2019 1st Quarter)	–12.84% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Loomis Sayles Growth Portfolio – Class IA Shares	31.33%	15.36%	13.45%
EQ/Loomis Sayles Growth Portfolio – Class IB Shares	31.44%	15.36%	13.39%
EQ/Loomis Sayles Growth Portfolio – Class K Shares (Inception Date: February 6, 2015)	31.78%		15.85%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.85%	14.23%	15.05%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President, and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Aziz V. Hamzaogullari, CFA®	Chief Investment Officer – Growth Equity Strategies	September 2014

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions,

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exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/MFS International Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/MFS International Growth Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee*	0.83%	0.83%	0.83%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.22%	1.22%	0.97%
Fee Waiver and/or Expense Reimbursement†	–0.07%	–0.07%	–0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.15%	0.90%
*	Management Fee has been restated to reflect the current fee.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IA and Class IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$117	$380	$664	$1,471
Class IB Shares	$117	$380	$664	$1,471
Class K Shares	$92	$302	$529	$1,183

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser normally allocates the Portfolio’s investments across different industries and sectors, but the Sub-Adviser may invest a significant percentage of the Portfolio’s assets in issuers in a single or small number of industries or sectors. The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes have above average earnings growth potential compared to other companies (i.e. growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. The Portfolio may invest in companies of any size.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other types of equity securities. These may include depositary receipts, preferred stocks and warrants. The Portfolio may engage in active and frequent trading in pursuing its principal investment strategies.

The Sub-Adviser uses an active bottom-up approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of

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individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The Sub-Adviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered. The Sub-Adviser may sell a security for a variety of reasons, such as to secure gains, to limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed countries.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “growth” style — to select investments. A particular style may be out of favor or

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may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the

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quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

For periods prior to the date Class IA shares commenced operations (September 26, 2008), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

15.68% (2010 3rd Quarter)	–19.66% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/MFS International Growth Portfolio – Class IA Shares	27.24%	9.24%	7.56%
EQ/MFS International Growth Portfolio – Class IB Shares	27.16%	9.25%	7.51%
EQ/MFS International Growth Portfolio – Class K Shares (Inception Date: August 26, 2011)	27.68%	9.54%	8.89%
MSCI ACWI ex U.S. Growth (Net) Index (reflects no deduction for fees or expenses)	27.34%	7.30%	6.24%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or the “Sub-Adviser”)

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Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
David Antonelli*	Vice Chairman and Portfolio Manager of MFS	January 2010
Kevin Dwan	Investment Officer and Portfolio Manager of MFS	January 2012
Matthew Barrett	Investment Officer and Portfolio Manager of MFS	March 2015
Brett Fleishman	Investment Officer and Institutional Portfolio Manager of MFS**	May 2019
*	Effective April 15, 2021, David Antonelli will no longer be a Portfolio Manager of the Portfolio.
**	An Institutional Portfolio Manager contributes to the day-to-day management of the Portfolio but does not generally determine which securities to purchase or sell.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/MFS International Intrinsic Value Portfolio1 – Class IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/MFS International Intrinsic Value Portfolio	Class IB Shares	Class K Shares
Management Fee*	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.14%	0.14%	**
Total Annual Portfolio Operating Expenses	1.24%	0.99%
Fee Waiver and/or Expense Reimbursement†	–0.09%	–0.09%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%
*	Management Fee has been restated to reflect the current fee.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$117	$385	$672	$1,492
Class K Shares	$92	$306	$538	$1,205

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests its assets primarily in foreign equity securities, including emerging market equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or the right to acquire an ownership interest) in a company or other issuer. An issuer will be considered to be an issuer of a foreign security if the issuer is domiciled, derives a significant portion of its revenues from, or primarily trades in a market located outside of the United States.

The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes are undervalued compared to their intrinsic value (value companies). The Sub-Adviser focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace, e.g., companies with cash flow in excess of their capital expenditures, conservative balance sheets, sustainable competitive advantages, high returns on capital, or the ability to weather economic downturns. These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies.

[1]	Effective May 1, 2020, EQ/MFS International Value Portfolio was renamed EQ/MFS International Intrinsic Value Portfolio.

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The Portfolio may invest its assets in securities of companies of any size. The Portfolio normally invests its assets across different industries, sectors, countries, and regions, but may invest a significant percentage of its assets in issuers in a single industry, sector, country, or region.

While the Portfolio may use derivatives for any investment purpose, to the extent the Portfolio uses derivatives, it expects to use derivatives primarily to increase or decrease currency exposure. Derivatives include futures, forward contracts, options, and swaps. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Sub-Adviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The Sub-Adviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market

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countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects

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greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which

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could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

12.25% (2019 1st Quarter)	–0.16% (2019 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/MFS International Intrinsic Value Portfolio – Class IB Shares (Inception Date: October 22, 2018)	25.88%	16.77%
Morgan Stanley Capital International (MSCI) EAFE® Value (Net) Index (reflects no deduction for fees or expenses)	16.09%	6.32%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

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Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Pablo De La Mata*	Investment Officer and Portfolio Manager of MFS	September 2018
Benjamin Stone	Investment Officer and Portfolio Manager of MFS	September 2018
Philip Evans	Investment Officer and Portfolio Manager of MFS	February 2020
Camille Humphries Lee	Investment Officer and Institutional Portfolio Manager of MFS**	May 2019
*	Effective April 15, 2022, Pablo De La Mata will no longer be a Portfolio Manager of the Portfolio.
**	An Institutional Portfolio Manager contributes to the day-to-day management of the Portfolio but does not generally determine which securities to purchase or sell.

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/MFS Mid Cap Focused Growth Portfolio1 – Class IB and K Shares

Investment Objective: Seeks to provide growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/MFS Mid Cap Focused Growth Portfolio	Class IB Shares	Class K Shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.14%	0.14%	**
Total Annual Portfolio Operating Expenses	1.24%	0.99%
Fee Waiver and/or Expense Reimbursement†	–0.14%	–0.14%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	0.85%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.10% for Class IB shares and 0.85% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$112	$380	$668	$1,488
Class K Shares	$87	$301	$533	$1,200

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 113% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-capitalization companies. For purposes of this Portfolio, mid-capitalization companies typically are companies with market capitalizations within the capitalization range of the companies in the Russell Midcap® Growth Index at the time of purchase. As of December 31, 2019, the market capitalizations of the companies in the Russell Midcap® Growth Index ranged from approximately $1.2 billion to $78.6 billion. The size of companies in the index changes with market conditions, which can result in changes to the market capitalization range of companies in the index.

The Portfolio normally invests primarily in equity securities, which include common stocks, equity interests in real estate investment trusts (REITS), and other securities that represent an ownership interest (or the right to acquire an ownership interest) in a company or other issuer, such as rights, warrants and depositary receipts. The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies that the Sub-Adviser believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

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[1]	Effective November 29, 2019, EQ/Ivy Mid Cap Growth Portfolio was renamed EQ/MFS Mid Cap Focused Growth Portfolio.

The Sub-Adviser generally invests the Portfolio’s assets in approximately 35 to 65 companies and may invest a significant percentage of the Portfolio’s assets in a single issuer or a small number of issuers. The Sub-Adviser normally invests the Portfolio’s assets across different industries and sectors, but the Sub-Adviser may invest a significant percentage of the Portfolio’s assets in issuers in a single or small number of industries or sectors, such as the information technology sector. The Sub-Adviser may invest the Portfolio’s assets in foreign securities.

The Sub-Adviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The Sub-Adviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Focused Portfolio Risk: The Portfolio employs a strategy of investing in the securities of a limited number of companies. As a result, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A portfolio using such a focused investment strategy may experience greater performance volatility than a portfolio that is more broadly invested.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Information Technology Sector Risk: Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions

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that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the

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quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Performance information for the periods prior to November 29, 2019 is that of the Portfolio when it followed different principal investment strategies and engaged a different Sub-Adviser.

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Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

21.07% (2019 1st Quarter)	0.30% (2019 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/MFS Mid Cap Focused Growth Portfolio – Class IB Shares (Inception Date: October 22, 2018)	36.33%	19.80%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.47%	20.69%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Eric Fischman	Investment Officer and Portfolio Manager of MFS	November 2019
Paul Gordon	Investment Officer and Portfolio Manager of MFS	November 2019
Nicholas Paul	Investment Officer and Institutional Portfolio Manager of MFS*	November 2019
*	An Institutional Portfolio Manager contributes to the day-to-day management of the Portfolio but does not generally determine which securities to purchase or sell.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within

EQ Advisors Trust	About the investment portfolios	345

seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

346	About the investment portfolios	EQ Advisors Trust

EQ/Mid Cap Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mid Cap Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.72%	0.72%	0.47%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$74	$230	$401	$894
Class IB Shares	$74	$230	$401	$894
Class K Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. For purposes of this Portfolio, equity securities in the S&P MidCap 400 Index may include financial instruments that derive their value from such securities. The Portfolio’s investments may include real estate investment trusts (“REITs”).

The Sub-Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the S&P MidCap 400 Index in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the S&P MidCap 400 Index, and the Portfolio may not track the performance of the S&P MidCap 400 Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the S&P MidCap 400 Index are valued. The Portfolio will concentrate its investments (i.e., invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries to approximately the same extent that the S&P MidCap 400 Index is concentrated.

The Portfolio will remain substantially fully invested in securities comprising the index even when prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

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The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change

348	About the investment portfolios	EQ Advisors Trust

dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Performance information for the periods prior to November 19, 2018, is that of the Portfolio when it engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

14.21% (2019 1st Quarter)	–20.02% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Mid Cap Index Portfolio – Class IA Shares	25.43%	8.30%	12.02%
EQ/Mid Cap Index Portfolio – Class IB Shares	25.37%	8.30%	11.96%
EQ/Mid Cap Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	25.72%	8.57%	13.06%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	26.20%	9.03%	12.72%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

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Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	November 2018
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	November 2018
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	November 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Mid Cap Value Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mid Cap Value Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee*	0.53%	0.53%	0.53%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.96%	0.96%	0.71%
*	Management Fee has been restated to reflect the current fee.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$98	$306	$531	$1,178
Class IB Shares	$98	$306	$531	$1,178
Class K Shares	$73	$227	$395	$883

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, medium market capitalization companies means those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Russell Midcap® Index (market capitalization range of approximately $788.1 million - $78.6 billion as of December 31, 2019), Morningstar Mid Core Index (market capitalization range of approximately $5.5 billion - $30.1 billion as of December 31, 2019), Standard & Poor’s MidCap 400 Index (market capitalization range of approximately $1.1 billion - $19.4 billion as of December 31, 2019). The Portfolio may invest up to 10% of its assets in foreign securities. The Portfolio’s investments may include real estate investment trusts (“REITs”).

The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

The Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the Sub-Advisers, are currently under-valued according to certain financial measurements, which may include price-to-earnings and

EQ Advisors Trust	About the investment portfolios	351

price-to-book ratios and dividend income potential. The Sub-Advisers may sell a security for a variety of reasons, such as it becomes overvalued, shows deteriorating fundamentals or to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell Midcap® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute

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volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held

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by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian

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bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of a volatility managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

13.75% (2019 1st Quarter)	–21.20% (2011 3rd Quarter)

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Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Mid Cap Value Managed Volatility Portfolio – Class IA Shares	26.63%	6.95%	10.55%
EQ/Mid Cap Value Managed Volatility Portfolio – Class IB Shares	26.61%	6.95%	10.51%
EQ/Mid Cap Value Managed Volatility Portfolio – Class K Shares (Inception Date: December 1, 2011)	26.92%	7.22%	12.11%
Volatility Managed Index – Mid Cap Value (reflects no deduction for fees, expenses, or taxes)	26.15%	8.16%	11.75%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	27.06%	7.62%	12.41%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange-traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2007
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

Sub-Adviser: Diamond Hill Capital Management, Inc. (“Diamond Hill” or the “Sub-Adviser”)

Portfolio Managers: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Chris Welch, CFA®	Portfolio Manager and Managing Director of Diamond Hill	July 2013

Sub-Adviser: Wellington Management Company LLP (“Wellington” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Gregory J. Garabedian	Senior Managing Director and Equity Portfolio Manager of Wellington	March 2018

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is

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responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Morgan Stanley Small Cap Growth Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Morgan Stanley Small Cap Growth Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	1.24%	0.99%
Fee Waiver and/or Expense Reimbursement†	–0.09%	–0.09%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$117	$385	$672	$1,492
Class K Shares	$92	$306	$538	$1,205

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 73% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies that, at the time of purchase, have market capitalizations within the range of companies in the Russell 2000® Index (“Russell 2000”) at the time of investment (as of December 31, 2019, the market capitalization of the companies in the Russell 2000 was between $12.7 million and $8.3 billion). The size of companies in the Russell 2000 changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in equity securities, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest up to 15% of its assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the

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Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

The Sub-Adviser to the Active Allocated Portion of the Portfolio emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Sub-Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Sub-Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Sub-Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Active Allocated Portion’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), limited partnership interests, limited liability company interests and other specialty securities having equity features. The Active Allocated Portion may invest in privately placed and restricted securities. The Active Allocated Portion may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Small-Cap Company Risk: Small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the

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credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

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Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater

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with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Class IB shares were not operational for the period from April 14, 2015 through April 30, 2015. The returns of Class IB were calculated assuming the shares were in operation for the entire period. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

25.00% (2019 1st Quarter)	–21.57% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
EQ/Morgan Stanley Small Cap Growth – Class IB Shares (Inception Date: April 21, 2014)	34.35%	10.21%	9.62%
EQ/Morgan Stanley Small Cap Growth – Class K Shares (Inception Date: April 21, 2014)	34.79%	10.43%	9.85%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48%	9.34%	9.90%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	April 2014

Sub-Adviser: Morgan Stanley Investment Management, Inc. (“MSIM” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Dennis Lynch	Managing Director of MSIM	April 2014
Sam Chainani	Managing Director of MSIM	April 2014
Jason Yeung	Managing Director of MSIM	April 2014
Armistead Nash	Managing Director of MSIM	April 2014
David Cohen	Managing Director of MSIM	April 2014
Alexander Norton	Executive Director of MSIM	April 2014

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Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the assets of the Index Allocated Portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	April 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Small Company Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index (“Russell 2000”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Small Company Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.25%	0.25%	0.25%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.63%	0.63%	0.38%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$64	$202	$351	$786
Class IB Shares	$64	$202	$351	$786
Class K Shares	$39	$122	$213	$480

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000® Index (“Russell 2000”). The Portfolio’s investments in equity securities of small-cap companies included in the Russell 2000 may include financial instruments that derive their value from such securities. As of December 31, 2019, the market capitalization range of the Russell 2000 was $12.7 million to $8.3 billion. The Sub-Adviser seeks to match the returns (before expenses) of the Russell 2000. This strategy is commonly referred to as an indexing strategy. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio’s liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio seeks to track the Russell 2000; therefore, the Sub-Adviser generally will not attempt to judge the merits of any particular security as an investment. The Portfolio will concentrate its investments (i.e., invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries to approximately the same extent that the Russell 2000 is concentrated.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

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The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Small-Cap Company Risk: Small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter,

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since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

15.59% (2010 4th Quarter)	–21.67% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Small Company Index Portfolio – Class IA Shares	25.25%	7.80%	11.40%
EQ/Small Company Index Portfolio – Class IB Shares	25.22%	7.81%	11.35%
EQ/Small Company Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	25.44%	8.06%	12.82%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	25.52%	8.23%	11.83%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	May 2006

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

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TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/T. Rowe Price Growth Stock Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/T. Rowe Price Growth Stock Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.72%	0.72%	0.72%	*
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.09%	1.09%	0.84%
Fee Waiver and/or Expense Reimbursement†	–0.09%	–0.09%	–0.09%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.00%	0.75%
*	Management Fee has been restated to reflect the current fee.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class IA and IB shares and 0.75% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$338	$592	$1,321
Class IB Shares	$102	$338	$592	$1,321
Class K Shares	$77	$259	$457	$1,029

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 30% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in equity securities of large-cap companies. For this Portfolio, large-cap companies are defined as those companies with market capitalization larger than the median market cap of companies in the Russell 1000® Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of December 31, 2019 was $5.8 billion, and is subject to change) at the time of purchase. The Sub-Adviser mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser generally looks for companies with an above-average rate of earnings growth and an attractive niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, the Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. The Portfolio may at times invest significantly in certain sectors, such as the information technology sector.

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While most assets are invested in U.S. common stocks, other securities may also be purchased, including warrants and preferred stocks, in keeping with portfolio objectives. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers, including those in emerging markets.

In pursuing the Portfolio’s investment objective, the Sub-Adviser has the discretion to purchase some securities, including warrants and preferred stocks, that do not meet its normal investment criteria, as described above, when it perceives an opportunity for substantial appreciation. These situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Information Technology Sector Risk: Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode

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or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Special Situations Risk: The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its

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investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Class IA shares did not pay 12b-1 fees prior to January 1, 2012. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

19.09% (2012 1st Quarter)	–14.76% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/T. Rowe Price Growth Stock Portfolio – Class IA Shares	31.11%	13.96%	14.66%
EQ/T. Rowe Price Growth Stock Portfolio – Class IB Shares	31.09%	13.95%	14.60%
EQ/T. Rowe Price Growth Stock Portfolio – Class K Shares (Inception Date: December 1, 2011)	31.43%	14.24%	16.60%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39%	14.63%	15.22%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Joseph Fath, CPA	Vice President of T. Rowe Price and Portfolio Manager	January 2014

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares

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of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Templeton Global Equity Managed Volatility Portfolio1 – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Templeton Global Equity Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.19%	0.19%	0.19%
Total Annual Portfolio Operating Expenses	1.14%	1.14%	0.89%
Fee Waiver and/or Expense Reimbursement†	–0.04%	–0.04%	–0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.10%	0.85%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.10% for Class IA and Class IB shares and 0.85% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$112	$358	$624	$1,383
Class IB Shares	$112	$358	$624	$1,383
Class K Shares	$87	$280	$489	$1,092

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or other financial instruments that derive their value from such securities). The Portfolio normally will invest a significant portion of its assets in foreign securities. The Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion will consist of approximately 50% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

[1]

Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the 1290 VT SmartBeta Equity Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC.

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Under normal circumstances, the Active Allocated Portion invests primarily in equity securities, including common stocks and preferred stocks, of companies located anywhere in the world, including emerging markets. The Active Allocated Portion may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities include bonds, notes and debentures. Although the Active Allocated Portion seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Active Allocated Portion may have significant positions in particular countries or sectors.

When choosing equity investments for the Active Allocated Portion, the Sub-Adviser to the portion applies a bottom-up value-oriented, long-term approach focusing on the market price of a company’s securities relative to the Sub-Adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value. The Sub-Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Sub-Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio is comprised of two strategies, which seek to track the performance (before fees and expenses) of the Standard & Poor’s 500® Composite Stock Index (the “S&P 500”) and the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”), respectively, each with minimal tracking error. The Index Allocated Portion’s assets will be allocated in approximately the following manner: 40-60% in each of the S&P 500 and MSCI EAFE. This strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio, but may remain sizable. Conversely, when the market volatility indicators decrease, the Adviser may increase equity exposure in the Portfolio such as by investing in futures contracts on an index. During periods of heightened market volatility, the Portfolio’s exposure to equity securities may remain sizable if, in the Adviser’s judgment, such exposure is warranted in order to produce better risk-adjusted returns over time. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or

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the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty,

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resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract;

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(b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction

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within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in

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the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

13.73% (2010 3rd Quarter)	–18.81% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years / Since Inception
EQ/Templeton Global Equity Managed Volatility Portfolio – Class IA Shares	20.85%	5.69%	7.24%
EQ/Templeton Global Equity Managed Volatility Portfolio – Class IB Shares	20.95%	5.71%	7.19%
EQ/Templeton Global Equity Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	21.25%	5.98%	9.16%
Volatility Managed Index – Global Blend (reflects no deduction for fees, expenses, or taxes)	26.30%	8.28%	9.14%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	22.97%	5.59%	5.07%
Volatility Managed Index – Global Proxy Blend (reflects no deduction for fees, expenses, or taxes)	26.97%	8.44%	9.18%
MSCI World (Net) Index (reflects no deduction for fees or expenses)	27.67%	8.74%	9.47%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2015
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2020

Sub-Adviser: Templeton Global Advisors Limited (“Templeton Global” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Peter M. Moeschter, CFA	Executive Vice President, Portfolio Manager, and Research Analyst for Templeton Global Equity Group	May 2019
Herbert Arnett, Jr.	Senior Vice President, Portfolio Manager and Research Analyst for Templeton Global	July 2019
Warren Pustam, CFA®	Portfolio Manager and Research Analyst for Templeton Global	July 2019
Christopher Peel, CFA®	Senior Vice President, Portfolio Manager and Research Analyst for Templeton Global	July 2019

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Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/UBS Growth and Income Portfolio1 – Class IA, IB and K Shares

Investment Objective: Seeks to achieve total return through capital appreciation with income as a secondary consideration.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/UBS Growth and Income Portfolio	Class IA Shares		Class IB Shares	Class K Shares
Management Fee	0.75%		0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.00%
Other Expenses	0.20%	*	0.20%	0.20%	*
Total Annual Portfolio Operating Expenses	1.20%		1.20%	0.95%
Fee Waiver and/or Expense Reimbursement†	–0.15%		–0.15%	–0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%		1.05%	0.80%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and IB shares and 0.80% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$366	$645	$1,441
Class IB Shares	$107	$366	$645	$1,441
Class K Shares	$82	$288	$511	$1,153

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 79% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. For this Portfolio, large capitalization companies include those companies with market capitalizations within the range of the Russell 1000 Index at the time of investment. As of December 31, 2019, the market capitalization of the Russell 1000 Index was $788.1 million to $1,305 billion. In seeking income, the Portfolio invests in stocks of dividend-paying companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other equity securities that the Sub-Adviser believes provide opportunities for capital growth.

The Sub-Adviser utilizes an investment style that focuses on identifying discrepancies between a security’s fundamental

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Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/Capital Group Research Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC.

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value (i.e., the Sub-Adviser’s assessment of what the security is worth) and its market price. In choosing investments, the Sub-Adviser utilizes a process that involves researching and evaluating companies for potential investment. The Sub-Adviser estimates the fundamental value of each stock under analysis based on economic, industry and company analysis and a company’s management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price and value characteristics. The Sub-Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Dividend Risk: There is no guarantee that the companies in which the Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, un-

EQ Advisors Trust	About the investment portfolios	383

authorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class IA shares and Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

18.70% (2019 1st Quarter)	–18.25% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/UBS Growth and Income Portfolio – Class IB Shares	36.85%	9.30%	11.62%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	31.43%	11.48%	13.54%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: UBS Asset Management (Americas) Inc. (“UBS AM” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas J. Digenan, CFA®	Managing Director and Head of U.S. Intrinsic Value Equities of UBS AM	April 2005
Ian McIntosh, CFA	Senior Portfolio Manager of UBS AM	September 2012

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA

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Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	385

Multimanager Aggressive Equity Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Aggressive Equity Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.57%	0.57%	0.57%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	0.98%	0.98%	0.73%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$100	$312	$542	$1,201
Class IB Shares	$100	$312	$542	$1,201
Class K Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. For purposes of this Portfolio, equity securities shall include common stocks, preferred stocks, and other equity securities, and financial instruments that derive their value from such securities. The Portfolio invests primarily in securities of large capitalization growth companies. For purposes of this Portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 3000® Growth Index (“Russell 3000 Growth”) at the time of investment (market capitalization range of approximately $12.7 million to $1,305 billion as of December 31, 2019). The Portfolio intends to invest primarily in common stocks, but may also invest in other equity securities that a Sub-Adviser believes provide opportunities for capital growth. The size of companies in the Russell 3000 Growth changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers, including emerging market securities and depositary receipts.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Adviser anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Adviser and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 3000 Growth with minimal tracking error. This strategy is commonly referred to as indexing strategy. Generally, the Index Allocated Portion utilizes a sampling construction process in which the Index Allocated Portion invests in a subset of the companies represented in the Russell 3000

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Growth based on the Sub-Adviser’s analysis of key risk factors and characteristics. Such factors and characteristics include industry weightings, market capitalizations, return variability and yield.

Each Active Allocated Portion invests primarily in equity securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Sub-Adviser, in current market valuations. The Active Allocated Portions may invest up to 25% of their total assets in securities of foreign companies, including companies based in developing countries. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. The Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may

EQ Advisors Trust	About the investment portfolios	387

erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with

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the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio had followed its current policies. For periods prior to June 2014, the performance shown below is that of the Portfolio’s predecessor, a series of EQ Premier VIP Trust that had a substantially identical investment objective, policies and strategies.

Calendar Year Annual Total Returns — Class IB

Best Quarter (% and time period)	Worst Quarter (% and time period)

16.22% (2012 1st Quarter)	–17.04% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
Multimanager Aggressive Equity Portfolio – Class IA	33.35%	13.28%	13.61%
Multimanager Aggressive Equity Portfolio – Class IB	33.35%	13.29%	13.55%
Multimanager Aggressive Equity Portfolio – Class K (Inception Date: August 26, 2011)	33.68%	13.50%	15.77%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.85%	14.23%	15.05%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2009

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Sub-Adviser: ClearBridge Investments, LLC (“ClearBridge” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Richard Freeman	Managing Director and Portfolio Manager of ClearBridge	January 2007
Evan Bauman	Managing Director and Portfolio Manager of ClearBridge	January 2007

Sub-Adviser: 1832 Asset Management U.S. Inc. (“1832 Asset Management” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Noah Blackstein	Vice President of 1832 Asset Management	September 2010

Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Taymour R. Tamaddon, CFA®	Vice President and Portfolio Manager of T. Rowe Price	January 2017

Sub-Adviser: Westfield Capital Management Company, L.P. (“Westfield” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
William A. Muggia	President, Chief Executive Officer and Chief Investment Officer of Westfield	September 2010
Richard D. Lee, CFA®	Managing Partner and Deputy Chief Investment Officer of Westfield	May 2018
Ethan J. Meyers, CFA®	Managing Partner and Director of Research of Westfield	September 2010
John M. Montgomery	Managing Partner, Portfolio Strategist and Chief Operating Officer of Westfield	September 2010

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

390	About the investment portfolios	EQ Advisors Trust

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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Multimanager Mid Cap Growth Portfolio1 – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Mid Cap Growth Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.26%	0.26%	0.26%
Total Annual Portfolio Operating Expenses	1.31%	1.31%	1.06%
Fee Waiver and/or Expense Reimbursement†	–0.21%	–0.21%	–0.21%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.10%	0.85%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.10% for Class IA and IB shares and 0.85% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$112	$395	$698	$1,561
Class IB Shares	$112	$395	$698	$1,561
Class K Shares	$87	$316	$564	$1,275

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this Portfolio, mid-capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500TM Index (“Russell 2500”) or the Russell Midcap® Index (“Russell Midcap”) at the time of investment (as of December 31, 2019, the market capitalization of the companies in the Russell 2500 was between $12.7 million and $20.0 billion and the market capitalization of the companies in the Russell Midcap was between $788.1 million and $78.6 billion). In addition, securities of mid-capitalization companies may include financial instruments that derive their value from the securities of such companies. The sizes of the companies in these indexes change with market conditions, which can result in changes to the market capitalization ranges of companies in the indexes. The Portfolio intends to invest primarily in

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[1]

Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/Janus Enterprise Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC.

common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Adviser anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Adviser and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2500TM Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion.

Each Active Allocated Portion utilizes an aggressive, growth-oriented investment style and invests primarily in equity securities of companies that, in the view of the Sub-Adviser, are either in or entering into the growth phase of their business cycle. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long

EQ Advisors Trust	About the investment portfolios	393

periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio had followed its current policies. For periods prior to June 2014, the performance shown below is that of the Portfolio’s predecessor, a series of EQ Premier VIP Trust that had a substantially identical investment objective, policies and strategies.

Calendar Year Annual Total Returns — Class IB

Best Quarter (% and time period)	Worst Quarter (% and time period)

20.35% (2019 1st Quarter)	–22.31% (2011 3rd Quarter)

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Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
Multimanager Mid Cap Growth Portfolio – Class IA	33.06%	10.79%	12.77%
Multimanager Mid Cap Growth Portfolio – Class IB	32.91%	10.77%	12.72%
Multimanager Mid Cap Growth Portfolio – Class K (Inception Date: August 26, 2011)	33.29%	11.06%	14.06%
Russell 2500TM Growth Index (reflects no deduction for fees, expenses, or taxes)	32.65%	10.84%	14.01%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Bruce Aronow	Senior Vice President and Portfolio Manager/Research Analyst of AllianceBernstein	December 2001
Samantha S. Lau	Senior Vice President and Portfolio Manager/Research Analyst of AllianceBernstein	December 2001
Wen-Tse Tseng	Senior Vice President and Portfolio Manager/Research Analyst of AllianceBernstein	May 2006

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, Inc.	May 2020

Sub-Adviser: Franklin Advisers, Inc. (“Franklin Advisers” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Michael McCarthy CFA®	Executive Vice President, Chief Investment Officer and Portfolio Manager of Franklin Advisers	May 2003
Bradley T. Carris, CFA®	Vice President, Portfolio Manager and Research Analyst of Franklin Advisers	May 2015

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Sub-Adviser: Wellington Management Company LLP (“Wellington” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Stephen Mortimer	Senior Managing Director and Equity Portfolio Manager of Wellington	July 2008

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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Multimanager Mid Cap Value Portfolio1 – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Mid Cap Value Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.27%	0.27%	0.27%
Total Annual Portfolio Operating Expenses	1.32%	1.32%	1.07%
Fee Waiver and/or Expense Reimbursement†	–0.22%	–0.22%	–0.22%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.10%	0.85%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.10% for Class IA and IB shares and 0.85% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$112	$397	$702	$1,571
Class IB Shares	$112	$397	$702	$1,571
Class K Shares	$87	$318	$569	$1,286

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this Portfolio, mid-capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500™ Index (“Russell 2500”) or the Russell Midcap® Index (“Russell Midcap”) at the time of investment (as of December 31, 2019, the market capitalization of the companies in the Russell 2500 was between $12.7 million and $20.0 billion and the market capitalization of the companies in the Russell Midcap was between $788.1 million and $78.6 billion). In addition, securities of mid-capitalization companies may include financial instruments that derive their value from the securities of such companies. The sizes of the companies in these indexes change with market conditions, which can result in

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[1]

Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/American Century Mid Cap Value Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC.

changes to the market capitalization ranges of companies in the indexes. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that an Adviser believes provide opportunities for capital growth. These include securities of real estate investment trusts.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Adviser anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Adviser and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2500™ Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion.

Each Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the Sub-Adviser, are currently undervalued according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. A Sub-Adviser may sell a security for a variety of reasons, such as because the Sub-Adviser believes that it has become overvalued or shows deteriorating fundamentals, or to invest in a company believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages

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and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the

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broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio had followed its current policies. For periods prior to June 2014, the performance shown below is that of the Portfolio’s predecessor, a series of EQ Premier VIP Trust that had a substantially identical investment objective, policies and strategies.

Calendar Year Annual Total Returns — Class IB

Best Quarter (% and time period)	Worst Quarter (% and time period)

14.22% (2010 4th Quarter)	–22.48% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
Multimanager Mid Cap Value Portfolio – Class IA	25.00%	6.03%	9.11%
Multimanager Mid Cap Value Portfolio – Class IB	24.96%	6.02%	9.05%
Multimanager Mid Cap Value Portfolio – Class K (Inception Date: August 26, 2011)	25.30%	6.30%	10.23%
Russell 2500™ Value Index (reflects no deduction for fees, expenses, or taxes)	23.56%	7.18%	11.25%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Alan Mason	Managing Director of BlackRock, Inc.	March 2014
Rachel M. Aguirre	Managing Director of BlackRock, Inc.	April 2016
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige	Director of BlackRock, inc.	May 2020

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Sub-Adviser: Diamond Hill Capital Management, Inc. (“Diamond Hill” or the “Sub-Adviser”)

Portfolio Managers: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Chris Welch, CFA®	Portfolio Manager and Managing Director of Diamond Hill	January 2011

Sub-Adviser: American Century Investment Management, Inc. (“American Century” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Kevin Toney, CFA	Chief Investment Officer-Global Value Equity, Senior Vice President and Senior Portfolio Manager of American Century	April 2019
Phillip N. Davidson, CFA	Senior Vice President and Executive Portfolio Manager of American Century	April 2019
Michael Liss, CFA, CPA	Vice President and Senior Portfolio Manager of American Century	April 2019
Brian Woglom, CFA	Vice President and Senior Portfolio Manager of American Century	April 2019

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/AB Short Duration Government Bond Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AB Short Duration Government Bond Portfolio	Class IA Shares		Class IB Shares	Class K Shares
Management Fee	0.44%		0.44%	0.44%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.00%
Other Expenses	0.12%	*	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.81%		0.81%	0.56%
Fee Waiver and/or Expense Reimbursement†	–0.01%		–0.01%	–0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%		0.80%	0.55%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.80% for Class IA and Class IB shares and 0.55% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 year	3 years	5 years	10 years
Class IA Shares	$82	$258	$449	$1,001
Class IB Shares	$82	$258	$449	$1,001
Class K Shares	$56	$178	$312	$700

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Futures (including a short position in a futures contract) and options contracts on debt securities and shares of other investment companies that invest substantially all of their assets in debt securities are examples of financial instruments that derive their value from debt securities.

The Portfolio may also purchase corporate bonds, notes, asset-backed securities, commercial mortgage-backed securities and other mortgage-related securities, inflation-protected securities, loan participations, zero-coupon bonds, pay-in-kind securities, and preferred stock. The Portfolio also may invest up to 10% of its total assets in foreign fixed-income securities in developed or emerging market countries.

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The Portfolio seeks to maintain an effective duration of up to two years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average time to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses.

In managing the Portfolio, the Sub-Adviser may use interest rate forecasting to guide the level of interest rate risk to accept at a given time. The Portfolio may moderately shorten its average duration when the Sub-Adviser expects interest rates to rise and modestly lengthen its average duration when the Sub-Adviser anticipates that interest rates will fall.

The Sub-Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Sub-Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

In addition, the U.S. Federal Reserve (the “Fed”) has spent hundreds of billions of dollars to keep credit flowing through short term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates. The Fed has signaled that it plans to maintain its interventions at an elevated level. Amid the Fed’s ongoing efforts, concerns about the markets’ dependence on the Fed’s daily doses of liquidity have grown.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility

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in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b)

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liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may

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pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Class K shares were not operational for the period from August 24, 2013 through November 18, 2013. The returns of Class K were calculated assuming the shares were in operation for the entire period. Past performance is not an indication of future performance.

Class IA Shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

0.82% (2019 1st Quarter)	–0.30% (2015 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
EQ/AB Short Duration Government Bond Portfolio – Class IB Shares (Inception Date: May 20, 2013)	2.63%	0.72%	0.38%
EQ/AB Short Duration Government Bond Portfolio – Class K Shares (Inception Date: May 20, 2013)	2.76%	0.96%	0.60%
ICE BofAML 1-Year U.S. Treasury Note Index (reflects no deduction for fees, expenses, or taxes)	2.93%	1.25%	0.99%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein, L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The individuals that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Shawn E. Keegan	Senior Vice President of AllianceBernstein	September 2012
Michael S. Canter	Senior Vice President of AllianceBernstein	February 2016
Douglas J. Peebles*	Senior Vice President of AllianceBernstein	September 2012
Janaki Rao	Senior Vice President, Portfolio Manager and Head of Agency Mortgage-Backed Securities Research of AllianceBernstein	May 2019
Dimitri Silva, CFA®	Vice President of AllianceBernstein	December 2019
*	Effective December 31, 2020, Douglas J. Peebles will no longer be a Portfolio Manager of the Portfolio.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within

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seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Core Bond Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Core Bond Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.31%	0.31%	0.31%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.11%	0.11%	0.11%
Total Annual Portfolio Operating Expenses	0.67%	0.67%	0.42%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 year	3 years	5 years	10 years
Class IA Shares	$68	$214	$373	$835
Class IB Shares	$68	$214	$373	$835
Class K Shares	$43	$135	$235	$530

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. The Portfolio also may invest up to 40% of its assets in exchange-traded funds (“ETFs”) that invest in securities included in the Intermediate Government Credit Index.

In seeking to achieve the Portfolio’s investment objective, the Sub-Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Credit Index. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Portfolio may not track the performance of the Intermediate Government Credit Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued. The Portfolio will concentrate its investments (i.e., invest 25% or more of its total assets) in securities of issuers in a particular industry or group of industries to approximately the same extent that the Intermediate Government Credit Index is concentrated.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to

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the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance.

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Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Prior to February 15, 2011, the Portfolio had a different investment objective and principal investment strategy.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)

3.35% (2010 2nd Quarter)	–2.21% (2016 4th Quarter)

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Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Core Bond Index Portfolio – Class IA Shares	6.24%	1.94%	2.45%
EQ/Core Bond Index Portfolio – Class IB Shares	6.23%	1.94%	2.41%
EQ/Core Bond Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	6.50%	2.19%	1.96%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	6.80%	2.57%	3.05%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Advisers are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	June 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	June 2011

Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael Brunell, CFA®	Vice President of SSGA FM	January 2009
Michael Przygoda, CFA®	Vice President of SSGA FM	May 2016
Orhan Imer, CFA®, Ph.D.	Vice President of SSGA FM	September 2017

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Franklin Strategic Income Portfolio – Class IB and K Shares

Investment Objective: Seeks a high level of current income. A secondary goal is long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Franklin Strategic Income Portfolio	Class IB Shares	Class K Shares
Management Fee	0.59%	0.59%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.28%	0.28%	*
Acquired Fund Fees and Expenses	0.03%	0.03%	*
Total Annual Portfolio Operating Expenses	1.15%	0.90%
Fee Waiver and/or Expense Reimbursement†	–0.22%	–0.22%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%	0.68%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.93% for Class IB shares and 0.68% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 year	3 years	5 years	10 years
Class IB Shares	$95	$344	$612	$1,378
Class K Shares	$69	$265	$477	$1,088

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 108% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests its assets primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities, inflation-indexed securities, convertible securities and municipal securities. The Portfolio shifts its investments among various classes of debt securities and at any given time may have a substantial amount of its assets invested in any class of debt or other income producing security.

The Portfolio may invest up to 100% of its assets in high yield, lower-quality debt securities (also known as “junk bonds”). The below-investment grade debt securities in which the Portfolio invests are generally rated at least Caa by Moody’s Investors Service, Inc. (“Moody’s”) or CCC by Standard & Poor’s Global Ratings (“S&P”) or are unrated securities the Adviser or the Sub-Adviser determines are of comparable quality.

Mortgage-backed securities may be fixed-rate or adjustable rate mortgage-backed securities (ARMS). The Portfolio may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions,

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the particular securities to be delivered are not identified at the trade date, but the delivered securities must meet specified terms and standards (such as yield, duration, and credit quality). The Portfolio may also invest a small portion of its assets directly in mortgage loans. The Portfolio may also invest in any class, or “tranche,” of collateralized debt obligations, which include collateralized loan obligations, excluding the “equity” tranche.

The Portfolio may invest in other investment companies, including exchange-traded funds, to gain exposure to certain asset classes.

For purposes of pursuing its investment goals, the Portfolio regularly enters into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts and currency options, and may enter into options on all such instruments. The Portfolio may also enter into interest rate and credit-related transactions involving derivative instruments, including interest rate, fixed income total return and credit default swaps and bond/interest rate futures contracts, as well as options on all such instruments. The use of these derivative transactions may allow the Portfolio to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks. These derivative instruments may be used for hedging purposes, to enhance Portfolio returns or to obtain exposure to various market sectors. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio uses an active allocation strategy to try to achieve its investment goals. The Sub-Adviser uses a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant

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impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Non-Investment Grade Securities Risk: Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments

EQ Advisors Trust	About the investment portfolios	415

tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Collateralized Debt Obligations Risk: Collateralized debt obligations (“CDOs”) involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The risks of an investment in a CDO also depend in part on the quality and type of the collateral and the class or “tranche” of the CDO in which the Portfolio invests. Normally, collateralized bond obligations, collateralized loan obligations, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid under the Portfolio’s liquidity policies. CDOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default particularly during periods of economic downturn; (c) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully

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understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CDOs also can be difficult to value, and the use of CDOs may result in losses to the Portfolio.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Dollar Roll and Sale-Buyback Transactions Risk: Dollar roll and sale-buyback transactions may increase the Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

LIBOR Risk: The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Portfolio’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of

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certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risks of Investing in Other Investment Companies: A Portfolio that invests in other investment companies, including ETFs, will indirectly bear fees and expenses paid by those investment companies, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio,

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therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives.

Sovereign Debt Securities Risk: Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Variable and Floating Rate Securities Risk: The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

4.40% (2019 1st Quarter)	0.80% (2019 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/Franklin Strategic Income Portfolio – Class IB Shares (Inception Date: October 22, 2018)	8.75%	6.15%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	9.47%

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WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: Franklin Advisers, Inc. (“Franklin Advisers” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Sonal Desai	Executive Vice President and Chief Investment Officer of Franklin Fixed Income Group	December 2018
Patricia O’Connor, CFA®	Vice President of Franklin Advisers	September 2018
Will Chong, CFA®	Vice President/Portfolio Manager of Franklin Templeton Fixed Income Group	October 2019
David Yuen, CFA®	Senior Vice President/Director of Quantitative Strategy/ Portfolio Manager of Franklin Templeton Fixed Income Group	October 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Global Bond PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital growth and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Global Bond PLUS Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.55%	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.21%	0.21%	0.21%
Total Annual Portfolio Operating Expenses	1.01%	1.01%	0.76%
Fee Waiver and/or Expense Reimbursement†	–0.06%	–0.06%	–0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.95%	0.70%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.95% for Class IA and Class IB shares and 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 year	3 years	5 years	10 years
Class IA Shares	$97	$316	$552	$1,231
Class IB Shares	$97	$316	$552	$1,231
Class K Shares	$72	$237	$416	$937

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 82% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 35-45% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 55-65% of the Portfolio’s net assets. Up to 20% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval. These percentages are targets established by the Adviser; actual allocations may deviate from these targets. The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio invests primarily in investment grade debt securities that are rated Baa or higher by Moody’s Investor Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Global Ratings

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(“S&P”) or Fitch Ratings Ltd. (“Fitch”) or, if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. The Portfolio normally will invest a significant portion of its assets in foreign securities and normally invests in at least three countries and may invest in the securities of issuers in emerging markets.

The Active Allocated Portion generally maintains a dollar-weighted average maturity of 5 to 14 years and a duration of 3½ to 10 years. Maturity measures the average final payable dates of debt instruments. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses.

The Sub-Adviser to the Active Allocated Portion makes its country selection and currency decisions for the Active Allocated Portion based on its own fundamental research and advanced analytical systems. In choosing investments, the Sub-Adviser to the Active Allocated Portion searches for the best values on securities that meet the Active Allocated Portion’s credit and maturity requirements. Bonds selected for inclusion in the Active Allocated Portion are continually monitored to assure they meet the Sub-Adviser to the Active Allocated Portion’s standards. The Sub-Adviser to the Active Allocated Portion may sell a security for a variety of reasons, such as to invest in an issuer believed to offer superior investment opportunities.

The Active Allocated Portion may invest up to 20% of its assets in foreign mortgage- and asset-based securities and/or foreign bank obligations. In addition, the Active Allocated Portion may invest up to 20% of its assets in investment grade fixed income securities or obligations of U.S. government entities or U.S. corporations.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“Intermediate Government Credit Index”) with, minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Intermediate Government Credit Index covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

The Sub-Adviser selects the Index Allocated Portion’s investments by a “sampling” strategy. Specifically, the Sub-Adviser invests in a representative sample of securities from each broad segment of the Intermediate Government Credit Index, such as government bonds and corporate issues that represent key index characteristics. The Index Allocated Portion also may invest in other instruments that provide comparable exposure to the index, such as futures and options contracts and other derivatives. Generally, the Index Allocated Portion attempts to have a correlation between its performance and that of the Intermediate Government Credit Index of approximately 0.95 before expenses.

The Portfolio may invest up to 30% of the Portfolio’s total assets in derivatives such as foreign currency forward contracts as a substitute for investing directly in securities or for hedging purposes. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the

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U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the vola-

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tility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly

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in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be

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incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

4.94% (2010 3rd Quarter)	–6.50% (2016 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years / Since Inception
EQ/Global Bond PLUS Portfolio – Class IA Shares	6.18%	1.15%	1.87%
EQ/Global Bond PLUS Portfolio – Class IB Shares	6.19%	1.15%	1.83%
EQ/Global Bond PLUS Portfolio – Class K Shares (Inception Date: August 26, 2011)	6.51%	1.41%	1.05%
Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	6.84%	2.30%	2.48%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection,

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monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) the selection of investments in exchange-traded funds for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	June 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	June 2011

Sub-Adviser: Wells Fargo Asset Management (International) Limited (“WFAM (International)” or the “Sub-Adviser”) and Wells Capital Management, Inc.

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Lauren van Biljon	Portfolio Manager of WFAM (International)	October 2018
Peter Wilson	Managing Director and Senior Portfolio Manager of WFAM (International)	May 2006
Michael Lee	Senior Portfolio Manager and Head of Trading of WFAM (International)	May 2019
Alex Perrin	Portfolio Manager of WFAM (International)	May 2019

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Scott Radell	Managing Director and Portfolio Manager of BlackRock, Inc.	June 2010
Karen Uyehara	Director and Portfolio Manager of BlackRock, Inc.	May 2011

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Intermediate Government Bond Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Intermediate Government Bond Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.31%	0.31%	0.31%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.68%	0.68%	0.43%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$69	$218	$379	$847
Class IB Shares	$69	$218	$379	$847
Class K Shares	$44	$138	$241	$542

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities. The Adviser may also invest up to 20% of the Portfolio’s assets in exchange-traded funds (“ETFs”) that invest in securities included in the Intermediate Government Bond Index. The Sub-Adviser may also purchase or sell futures contracts on fixed-income securities in lieu of investment directly in fixed-income securities themselves.

The Portfolio may not track the performance of the Intermediate Government Bond Index due to differences in individual securities holdings, expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

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The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Prior to February 15, 2011, the Portfolio had a different investment objective and investment strategy.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

3.05% (2011 3rd Quarter)	–1.82% (2016 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Intermediate Government Bond Portfolio – Class IA Shares	4.18%	1.24%	1.70%
EQ/Intermediate Government Bond Portfolio – Class IB Shares	4.11%	1.22%	1.64%
EQ/Intermediate Government Bond Portfolio – Class K Shares (Inception Date: August 26, 2011)	4.44%	1.49%	1.19%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

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WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	June 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	June 2011

Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael Brunell, CFA®	Vice President of SSGA FM	January 2009
Michael Przygoda, CFA®	Vice President of SSGA FM	May 2016
Orhan Imer, CFA®, Ph.D.	Vice President of SSGA FM	September 2017

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Money Market Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Money Market Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.34%	0.34%	0.34%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%	*
Total Annual Portfolio Operating Expenses	0.71%	0.71%	0.46%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$73	$227	$395	$883
Class IB Shares	$73	$227	$395	$883
Class K Shares	$47	$148	$258	$579

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests 99.5% or more of its total assets in:

•	debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities;

•	repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and

•	cash.

The Portfolio invests only in U.S. dollar-denominated securities and in instruments with a remaining maturity of 397 calendar days or less at the time of investment. Debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities, may include, among others, direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises.

A repurchase agreement is a transaction in which the Portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral (i.e., U.S. Treasury or U.S. government securities) at least equal in value or market price to the amount of the seller’s repurchase obligation. In evaluating whether to enter into a repurchase agreement, the Adviser and Sub-Adviser will carefully consider the creditworthiness of the seller.

As prevailing market conditions and the economic environment warrant, and at the discretion of the Adviser and Sub-Adviser, a percentage of the Portfolio’s total assets may be held in cash. During such periods, cash assets will be held in the Portfolio’s custody account. Without limitation, such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low or where no interest rate is paid at all, or when Treasuries are in short supply, or due to a dislocation in the Treasury or broader fixed income markets.

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The Portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life to maturity of 120 days or less, and uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value (“NAV”) per share price.

The Adviser or Sub-Adviser may, in its sole discretion, maintain a temporary defensive position with respect to the Portfolio. Although not required to do so, as a temporary defensive measure, the Adviser may waive or cause to be waived fees owed by the Portfolio, in attempting to maintain a stable $1.00 NAV per share.

The Portfolio intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. “Government money market funds” are exempt from rules that require money market funds to impose a liquidity fee and/or temporary redemption gates. While the Portfolio’s Board of Trustees may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time.

Principal Risks: You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investments at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s investment adviser and its affiliates have no legal obligation to provide financial support to the Portfolio, and you should not expect that the investment adviser or its affiliates will provide financial support to the Portfolio at any time.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. As a money market fund, the Portfolio is subject to specific rules that affect the manner in which the Portfolio and other money market funds are structured and operated and may impact the Portfolio’s expenses, operations, returns and liquidity.

Net Asset Value Risk: Although the Portfolio seeks to do so, it may not be able to maintain a stable $1.00 NAV per share at all times. The Portfolio’s shareholders should not rely on or expect the fund’s investment adviser or its affiliates to make a capital infusion, enter into a capital support agreement or take other actions to help the Portfolio to maintain a stable $1.00 share price. In the event that any money market fund fails to maintain a stable net asset value (or if there is a perceived threat that a money market fund is likely to fail to maintain a stable net asset value), money market funds in general, including the Portfolio, could face increased redemption pressures, which could jeopardize the stability of their net asset values. Certain other money market funds have in the past failed to maintain stable net asset values, and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. A low- or negative-interest rate environment may prevent the Portfolio from providing a positive yield, cause the Portfolio to pay Portfolio expenses out of Portfolio assets, or impair the Portfolio’s ability to maintain a stable $1.00 NAV per share. In addition, the purchase and redemption activity of a few large investors in the Portfolio may have a significant adverse effect on other shareholders.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Repurchase Agreement Risk: Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. The Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

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Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a repurchase agreement or other transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio. The Portfolio’s yield will vary; it is not fixed for a specific period. This is a disadvantage when interest rates are falling because the Portfolio would have to reinvest at lower interest rates. A decline in interest rates typically would lower the Portfolio’s yield. There is no assurance that the Portfolio will provide a certain level of income or that the Portfolio’s yield will remain positive.

Liquidity Risk: Although the Portfolio invests in a portfolio of high quality instruments, the Portfolio’s investments may become less liquid as a result of market developments or adverse investor perception.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

In addition, the U.S. Federal Reserve (the “Fed”) has spent hundreds of billions of dollars to keep credit flowing through short term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates. The Fed has signaled that it plans to maintain its interventions at an elevated level. Amid the Fed’s ongoing efforts, concerns about the markets’ dependence on the Fed’s daily doses of liquidity have grown.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Risk Associated with Portfolio Holding Cash: The Portfolio may maintain cash assets, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining cash assets could negatively affect the Portfolio’s current yield and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

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Prior to April 1, 2016, the Portfolio was not designated as a “government money market fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, and invested in certain types of securities that it is no longer permitted to hold. Consequently, the performance shown below may have been different if the current limitations on the Portfolio’s investments had been in effect prior to its conversion to a government money market fund.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

0.43% (2019 2nd Quarter)	0.00% (2016 2nd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Money Market Portfolio – Class IA Shares	1.52%	0.64%	0.33%
EQ/Money Market Portfolio – Class IB Shares	1.52%	0.64%	0.32%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	2.28%	1.07%	0.58%
The Portfolio’s 7-day yield as of December 31, 2019 was 0.90%.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Sub-Adviser: BNY Mellon Investment Adviser, Inc. (“BNY Mellon Investment Adviser” or the “Sub-Adviser”)

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial

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intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/PIMCO Global Real Return Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/PIMCO Global Real Return Portfolio	Class IB Shares	Class K Shares
Management Fee	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	1.08%	1.08%
Total Annual Portfolio Operating Expenses	1.93%	1.68%
Fee Waiver and/or Expense Reimbursement†	–0.18%	–0.18%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.75%	1.50%
*	Includes Interest Expense of 0.75% for Class IB shares and Class K shares.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class IB shares and 0.75% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$178	$589	$1,025	$2,239
Class K Shares	$153	$512	$896	$1,972

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 181% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., Treasury Inflation Protected Securities (“TIPS”)) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bonds’ principal or the interest income paid on the bonds is adjusted to track changes in an official inflation measure. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments, including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities, also known as “junk bonds” rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Global Rating (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality (except that within

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such 10% limitation, the Portfolio may invest in mortgage-related securities rated below B).

The Portfolio normally invests a significant portion of its net assets in issuers tied economically to a number of different countries and normally invests in issuers in at least three countries (one of which may be the United States). The Portfolio may invest, without limitation, in securities that are economically tied to emerging market countries. The Portfolio may also invest without limitation in foreign currency transactions, including currency forward transactions. The Portfolio is non-diversified, which means that it may invest a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified portfolio.

Subject to applicable law and any other restrictions described in the Portfolio’s Prospectus or Statement of Additional Information, the Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash, cash equivalent instruments or other liquid assets to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as contracts for derivative instruments) or by using other investment techniques (such as “sale-buyback” or “dollar roll” transactions). In sale-buyback and dollar roll transactions, the Portfolio sells a security to another party and simultaneously agrees to repurchase the same security (in the case of a sale-buyback) or a similar, but not the same, security (in the case of a dollar roll) on a specified date and predetermined price. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Portfolio may also invest up to 10% of its total assets in preferred securities. The Portfolio may also invest, to a limited extent, in loan participations. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Sub-Adviser manages the Portfolio’s duration based on the Sub-Adviser’s view of the market and interest rates. The Portfolio may invest in securities of any maturity. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. Effective duration, a common method of calculating duration, takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure effective duration, effective duration for real return bonds, which are based on real yields, are converted through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in nominal effective duration terms. Similarly, the effective duration of the Bloomberg Barclays World Government Inflation-Linked Index (hedged) will be calculated using the same conversion factors. The effective duration of the Portfolio normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Bloomberg Barclays World Government Inflation-Linked Index (hedged), as calculated by the Sub-Adviser, which as of December 31, 2019, as converted, was 12.07 years.

The Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase

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in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Non-Diversified Portfolio Risk: The Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose

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restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Sovereign Debt Securities Risk: Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security

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or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Dollar Roll and Sale-Buyback Transactions: Dollar roll and sale-buyback transactions may increase the Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Investment Grade Securities Risk. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and

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similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Non-Investment Grade Securities Risk. Bonds rated below BBB by S&P or Fitch or below Baa by Moody’s or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

4.15% (2016 3rd Quarter)	–2.73% (2015 2nd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
EQ/PIMCO Global Real Return Portfolio – Class IB Shares (Inception Date: February 8, 2013)	8.12%	3.41%	2.68%
EQ/PIMCO Global Real Return Portfolio – Class K Shares (Inception Date: February 8, 2013)	8.46%	3.66%	2.94%
Bloomberg Barclays World Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses, or taxes)	8.38%	4.08%	3.36%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”)

Portfolio Managers: The individuals that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Lorenzo Pagani, Ph.D.	Managing Director and Portfolio Manager of PIMCO	January 2019
David Brhel	Vice President and Portfolio Manager of PIMCO	December 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their

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shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/PIMCO Real Return Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/PIMCO Real Return Portfolio	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*,**	1.04%	1.04%	***
Total Annual Portfolio Operating Expenses	1.79%	1.54%
Fee Waiver and/or Expense Reimbursement†	–0.34%	–0.34%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	1.20%
*	Expenses have been restated to reflect current fees.
**	Includes Interest and Tax Expense of 0.70% for Class IB shares and Class K shares.
***	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.75% for Class IB shares and 0.50% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$148	$530	$938	$2,077
Class K Shares	$122	$453	$807	$1,806

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 224% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bonds’ principal or the interest income paid on the bonds is adjusted to track changes in an official inflation measure. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments, including bonds, debt securities, including variable and floating rate securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities, also known as “junk bonds,” rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Global Rating (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Adviser or the Sub-Adviser to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage-related securities rated below B).

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The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than one year remaining to maturity, which means the Portfolio may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

Subject to applicable law and any other restrictions described in the Portfolio’s Prospectus or Statement of Additional Information, the Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash, cash equivalent instruments or other liquid assets to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “sale-buyback” or “dollar roll” transactions). In sale-buyback and dollar roll transactions, the Portfolio sells a security to another party and simultaneously agrees to repurchase the same security (in the case of a sale-buyback) or a similar, but not the same, security (in the case of a dollar roll) on a specified date and pre-determined price. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may also invest up to 10% of its total assets in preferred securities.

The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. Effective duration, a common method of calculating duration, takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure effective duration, effective duration for real return bonds, which are based on real yields, are converted through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in nominal effective duration terms. Similarly, the effective duration of the Bloomberg Barclays U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of the Portfolio normally varies within three years (plus or minus) of the effective duration of the securities comprising the Bloomberg Barclays U.S. TIPS Index, as calculated by the Sub-Adviser, which as of December 31, 2019, as converted, was 7.36 years.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is

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perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may

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be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Dollar Roll and Sale-Buyback Transactions. Dollar roll and sale-buyback transactions may increase the Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets

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of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

LIBOR Risk: The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Portfolio’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

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Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Investment Grade Securities Risk: Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to

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move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Sovereign Debt Securities Risk: Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

Variable and Floating Rate Securities Risk: The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

3.47% (2019 1st Quarter)	0.97% (2019 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/PIMCO Real Return Portfolio – Class IB Shares (Inception Date: October 22, 2018)	8.42%	7.23%
Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index (reflects no deduction for fees, expenses, or taxes)	8.43%	7.74%

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WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Steve A. Rodosky	Managing Director and Portfolio Manager of PIMCO	January 2019
Daniel He	Senior Vice President and Portfolio Manager of PIMCO	December 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/PIMCO Total Return Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/PIMCO Total Return Portfolio	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses**,***	0.75%	0.75%	*
Total Annual Portfolio Operating Expenses	1.50%	1.25%
Fee Waiver and/or Expense Reimbursement†	–0.20%	–0.20%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.05%
*	Based on estimated amounts for the current fiscal year.
**	Includes Interest and Tax Expense of 0.55% for Class IB shares and Class K shares.
***	Expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.75% for Class IB shares and 0.50% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$132	$454	$800	$1,773
Class K Shares	$107	$377	$667	$1,494

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 430% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Portfolio invests primarily in investment-grade debt securities, but may invest up to 20% of its total assets in high yield securities, also known as “junk bonds,” as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Global Rating (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined by the Adviser or the Sub-Adviser.

The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to

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investment grade sovereign debt denominated in the local currency with less than one year remaining to maturity, which means the Portfolio may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Subject to applicable law and any other restrictions described in the Portfolio’s Prospectus or Statement of Additional Information, the Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash, cash equivalent instruments or other liquid assets to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “sale-buyback” or “dollar roll” transactions). In sale-buyback and dollar roll transactions, the Portfolio sells a security to another party and simultaneously agrees to repurchase the same security (in the case of a sale-buyback) or a similar, but not the same, security (in the case of a dollar roll) on a specified date and pre-determined price. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis (including on a “TBA” (to be announced) basis) and may engage in short sales. With TBA transactions, the particular securities to be delivered are not identified at the trade date, but the delivered securities must meet specified terms and standards (such as yield, duration, and credit quality). The Portfolio may also invest up to 10% of its total assets in preferred securities, convertible securities and other equity-related securities.

The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Bond Index, as calculated by the Sub-Adviser, which as of December 31, 2019 was 5.87 years.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other

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investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Non-Investment Grade Securities Risk: Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers

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traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Sovereign Debt Securities Risk: Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to

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greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Dollar Roll and Sale-Buyback Transactions. Dollar roll and sale-buyback transactions may increase the Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

LIBOR Risk: The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Portfolio’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not

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fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of

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deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Variable and Floating Rate Securities Risk: The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

3.12% (2019 2nd Quarter)	0.07% (2019 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/PIMCO Total Return Portfolio – Class IB Shares (Inception Date: October 22, 2018)	8.68%	8.63%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	9.47%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

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Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Scott A. Mather	CIO U.S. Core Strategies and Managing Director of PIMCO	September 2018
Mark Kiesel	CIO Global Credit and Managing Director of PIMCO	September 2018
Mohit Mittal	Managing Director and Portfolio Manager of PIMCO	December 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/PIMCO Ultra Short Bond Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/PIMCO Ultra Short Bond Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.49%	0.49%	0.49%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses*	0.38%	0.38%	0.38%
Total Annual Portfolio Operating Expenses	1.12%	1.12%	0.87%
Fee Waiver and/or Expense Reimbursement†,	–0.07%	–0.07%	–0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.05%	0.80%
*	Includes Interest Expense of 0.25% for Class IA shares, Class IB shares and Class K shares.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.80% for Class IA and Class IB shares and 0.55% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$349	$610	$1,357
Class IB Shares	$107	$349	$610	$1,357
Class K Shares	$82	$271	$475	$1,066

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 252% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Portfolio invests in a variety of fixed income investments, including securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. issuers, including corporate commercial paper; 144A bonds, mortgage-backed and other asset-backed securities; loan participations and assignments. The Sub-Adviser will seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships represent an attractive valuation. The average portfolio duration of this Portfolio will vary based on the Sub-Adviser’s forecast for interest rates and will normally not exceed one year, as calculated by the Sub-Adviser. Duration is a measure used to determine the

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sensitivity of a security’s price to interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive.

The Portfolio may invest, without limitation, in derivative instruments such as options, futures contracts or swap agreements. The Portfolio intends to use derivatives for a variety of purposes, including as a substitute for investing directly in securities, as a hedge against interest rate risk and to attempt to enhance returns. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by using investment techniques such as “sale-buyback” or “dollar roll” transactions. In sale-buyback and dollar roll transactions, the Portfolio sells a security to another party and simultaneously agrees to repurchase the same security (in the case of a sale-buyback) or a similar, but not the same, security (in the case of a dollar roll) on a specified date and predetermined price. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

The Portfolio may also invest up to 10% of its total assets in preferred securities. The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities. lf a security is downgraded, the Sub-Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interest of investors. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity.

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During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Variable and Floating Rate Securities Risk: The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Dollar Roll and Sale-Buyback Transactions Risk: Dollar roll and sale-buyback transactions may increase the Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by

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the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

LIBOR Risk: The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Portfolio’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

In addition, the U.S. Federal Reserve (the “Fed”) has spent hundreds of billions of dollars to keep credit flowing through short term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates. The Fed has signaled that it plans to maintain its interventions at an elevated level. Amid the Fed’s ongoing efforts, concerns about the markets’ dependence on the Fed’s daily doses of liquidity have grown.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used

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incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Class IA shares did not pay 12b-1 fees prior to January 1, 2012. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

0.81% (2019 1st Quarter)	–0.58% (2011 3rd Quarter)

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Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/PIMCO Ultra Short Bond Portfolio – Class IA Shares	2.63%	1.42%	0.97%
EQ/PIMCO Ultra Short Bond Portfolio – Class IB Shares	2.52%	1.42%	0.91%
EQ/PIMCO Ultra Short Bond Portfolio – Class K Shares (Inception Date: August 26, 2011)	2.89%	1.68%	1.25%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	2.28%	1.07%	0.58%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Pacific Investment Management Company, LLC. (“PIMCO” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Jerome Schneider	Managing Director of PIMCO	January 2011

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Quality Bond PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve high current income consistent with moderate risk to capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Quality Bond PLUS Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.39%	0.39%	0.39%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.19%	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.83%	0.83%	0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$85	$265	$460	$1,025
Class IB Shares	$85	$265	$460	$1,025
Class K Shares	$59	$186	$324	$726

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 181% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. For this Portfolio, debt securities include direct and indirect investments in debt securities and investments in other investment companies and financial instruments that derive their value from such securities. The Portfolio invests primarily (either directly or indirectly through other investments) in securities, including government, corporate and agency mortgage- and asset-backed securities, that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s) or BBB by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, fixed income securities that the Adviser or Sub-Adviser determines to be of comparable quality. Split rated securities, which are securities that receive different ratings from two or more rating agencies, will be considered to have the higher credit rating. The Portfolio also seeks to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody’s or S&P or Fitch). In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Sub-Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Sub-Adviser believes such an investment is appropriate under the circumstances. The Portfolio may also purchase or sell futures contracts on fixed-income securities in lieu of investment directly in fixed-income securities themselves. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Passive Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets and the Passive Allocated Portion consists of approximately 70% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.

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The Active Allocated Portion may invest in debt securities of U.S. and foreign issuers, including issuers located in emerging markets. The Active Allocated Portion’s investments may include government securities, corporate bonds, bonds of foreign issuers (including those denominated in foreign currencies or U.S. dollars), commercial and residential mortgage-backed securities, and asset-backed securities. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the Portfolio’s total assets. Securities are purchased for the Active Allocated Portion when a Sub-Adviser determines that they have the potential for above-average total return. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

The Passive Allocated Portion of the Portfolio will invest in debt securities that are included in the Bloomberg Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

Individual securities holdings may differ from the Intermediate Government Bond Index, and the Portfolio may not track the performance of the Intermediate Government Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it

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may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the

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Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that the

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Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Prior to September 1, 2012, the Portfolio had a different investment strategy.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

3.28% (2010 2nd Quarter)	–2.40% (2016 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Quality Bond PLUS Portfolio – Class IA Shares	5.60%	1.68%	1.94%
EQ/Quality Bond PLUS Portfolio – Class IB Shares	5.62%	1.69%	1.90%
EQ/Quality Bond PLUS Portfolio – Class K Shares (Inception Date: April 17, 2014)	5.86%	1.94%	2.07%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The individuals that are primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio and the Passive Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Douglas J. Peebles*	Chief Investment Officer – AllianceBernstein Fixed Income	May 2015
Michael S. Canter	Senior Vice President of AllianceBernstein	February 2016
Shawn E. Keegan	Senior Vice President of AllianceBernstein	May 2015
Janaki Rao	Senior Vice President, Portfolio Manager and Head of Agency Mortgage-Backed Securities Research of AllianceBernstein	May 2019
Dimitri Silva	Vice President of AllianceBernstein	December 2019
*	Effective December 31, 2020, Douglas J. Peebles will no longer be a Portfolio Manager of the Portfolio.

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Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”)

Portfolio Managers: The individuals that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Mark R. Kiesel	Managing Director and Portfolio Manager of PIMCO	January 2015
Scott A. Mather	Managing Director and Portfolio Manager of PIMCO	January 2015
Mohit Mittal	Managing Director and Portfolio Manager of PIMCO	December 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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Multimanager Core Bond Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Core Bond Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.55%	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses*	0.23%	0.23%	0.23%
Total Annual Portfolio Operating Expenses	1.03%	1.03%	0.78%
Fee Waiver and/or Expense Reimbursement†	–0.10%	–0.10%	–0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%	0.93%	0.68%
*	Includes Interest Expense of 0.03% for Class IA shares, Class IB shares and Class K shares.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.90% for Class IA and Class IB shares and 0.65% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$95	$318	$559	$1,250
Class IB Shares	$95	$318	$559	$1,250
Class K Shares	$69	$239	$423	$957

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 314% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The Portfolio invests primarily in U.S. government and corporate debt securities. The Portfolio may invest up to 20% of its net assets in non-investment grade securities (commonly known as “junk bonds”).

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) will generally allocate the Portfolio’s assets among four or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Adviser anticipates allocating approximately 25% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 75% of net assets among the Active Allocated

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Portions. These percentages are targets established by the Adviser and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses and including reinvestment of coupon payments) of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“Government/Credit Index”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Government/Credit Index covers U.S. dollar denominated, investment grade, fixed-rate securities, which include U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. Generally, the Index Allocated Portion uses a sampling technique.

The Active Allocated Portions may invest in debt securities of U.S. and foreign issuers, including issuers located in emerging markets. The Active Allocated Portions’ investments may include government securities, corporate bonds, bonds of foreign issuers (including those denominated in foreign currencies or U.S. dollars), commercial and residential mortgage-backed securities, floating or variable rate obligations, and asset-backed securities. The Active Allocated Portions also may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis (including on a “TBA” (to be announced) basis). With TBA transactions, the particular securities to be delivered are not identified at the trade date, but the delivered securities must meet specified terms and standards (such as yield, duration, and credit quality). Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the Portfolio’s total assets. The Active Allocated Portions may engage in active and frequent trading to achieve the Portfolio’s investment objective. Securities are purchased for the Active Allocated Portions when a Sub-Adviser determines that they have the potential for above-average total return. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

The Portfolio may purchase bonds of any maturity, but generally the Portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of three- to seven-year U.S. Treasury notes) and will generally have a comparable duration in the range of the Government/Credit Index (approximately 3.91 years as of December 31, 2019) and the Bloomberg Barclays U.S. Aggregate Bond Index (approximately 5.87 years as of December 31, 2019) as calculated by the Sub-Advisers. The Portfolio also may use financial instruments such as futures and options to manage duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses.

The Portfolio may invest in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of forward contracts, exchange-traded futures and options contracts on individual securities or securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income. Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to CDOs and may be subject to similar risks.

Non-Investment Grade Securities Risk: Bonds rated below BBB by S&P or Fitch or below Baa by Moody’s or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is

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unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Collateralized Debt Obligations Risk: Collateralized debt obligations (“CDOs”) involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The risks of an investment in a CDO also depend in part on the quality and type of the collateral and the class or “tranche” of the CDO in which the Portfolio invests. Normally, collateralized bond obligations,

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collateralized loan obligations, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid under the Portfolio’s liquidity policies. CDOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default, particularly during periods of economic downturn; (c) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CDOs also can be difficult to value, and the use of CDOs may result in losses to the Portfolio.

Dollar Roll and Sale Buyback Transactions Risk: Dollar roll and sale-buyback transactions may increase the Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

LIBOR Risk: The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Portfolio’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The

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Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption

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risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

For periods prior to June 2014, the performance shown below is that of the Portfolio’s predecessor, a series of EQ Premier VIP Trust that had a substantially identical investment objective, policies and strategies.

Calendar Year Annual Total Returns — Class IB

Best Quarter (% and time period)	Worst Quarter (% and time period)

3.14% (2010 2nd Quarter)	–2.52% (2013 2nd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
Multimanager Core Bond Portfolio – Class IA	7.33%	2.51%	3.18%
Multimanager Core Bond Portfolio – Class IB	7.42%	2.51%	3.13%
Multimanager Core Bond Portfolio – Class K (Inception Date: August 26, 2011)	7.71%	2.79%	2.69%
Bloomberg Barclays U.S. Aggregate Bond Index (new) (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	3.75%

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WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010

Sub-Adviser: BlackRock Financial Management, Inc. (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Akiva Dickstein	Managing Director of BlackRock, Inc.	May 2014
Bob Miller	Managing Director of BlackRock, Inc.	October 2011
David Rogal	Managing Director of BlackRock, Inc.	June 2017

Sub-Adviser: DoubleLine Capital LP (“DoubleLine” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Jeffrey E. Gundlach	Chief Executive Officer and Chief Investment Officer of DoubleLine	January 2015
Andrew Hsu	Portfolio Manager	May 2020

Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”)

Portfolio Managers: The individuals that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Mark R. Kiesel	Managing Director and Portfolio Manager of PIMCO	January 2015
Scott A. Mather	Managing Director and Portfolio Manager of PIMCO	January 2015
Mohit Mittal	Managing Director and Portfolio Manager of PIMCO	December 2019

Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Michael Brunell, CFA®	Vice President of SSGA FM	February 2009
Michael Przygoda, CFA®	Vice President of SSGA FM	May 2016
Orhan Imer, CFA®, Ph.D.	Vice President of SSGA FM	September 2017

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other

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portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Invesco Global Real Estate Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve total return through growth of capital and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Invesco Global Real Estate Portfolio	Class IB Shares	Class K Shares
Management Fee	0.73%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses**	0.22%	0.22%	*
Total Annual Portfolio Operating Expenses	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.
**	Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$381	$660	$1,455
Class K Shares	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 58% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of real estate and real estate-related issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio considers an issuer to be a real estate or real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These issuers include (i) real estate investment trusts (“REITs”) or other real estate operating issuers that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages. The Portfolio invests primarily in REITs and equity securities (including common and preferred stock, and convertible securities) of domestic and foreign issuers. The Portfolio’s common stock investments may also include China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).

The Portfolio may also invest in debt securities of domestic and foreign issuers. The Portfolio may invest up to 10% of its net assets in non-investment grade debt securities (commonly known as “junk bonds”) of real estate and real estate-related issuers.

Under normal circumstances, the Portfolio will provide exposure to investments that are economically tied to at least three different countries (one of which may be the United States), and at least 40%, unless market conditions are not deemed favorable, in which case at least 30%, of the Portfolio’s net assets will provide exposure to investments that are economically tied to countries other than the United States. An issuer will be considered to be economically tied to a country other than the United States if it is domiciled, derives a significant portion of its revenues from, or primarily trades in a market located outside of the United States. The Portfolio may invest up to 20% of its net assets in securities of issuers located in emerging markets countries (that is, those that are in the early stages of their industrial cycles).

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The Portfolio may invest in securities of issuers of all capitalization sizes. Real estate companies tend to have smaller asset bases compared with other market sectors, therefore, the Portfolio may hold a significant amount of securities of small- and mid-capitalization issuers. The Portfolio considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2019, the capitalization of companies in the Russell 2000® Index ranged from $12.7 million to $8.3 billion. The Portfolio considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2019, the capitalization of companies in the Russell Midcap® Index ranged from $788.1 million to $78.6 billion.

The Portfolio may engage in short sales of securities. The Portfolio may engage in short sales with respect to securities it owns or securities it does not own. Generally, the Portfolio will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns. The Portfolio will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Portfolio’s net assets.

The Portfolio can invest in derivative instruments, including forward foreign currency contracts. The Portfolio can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated, if deemed appropriate by the Sub-Adviser. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

When constructing the portfolio, the Sub-Adviser uses a fundamentals-driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review to identify securities with characteristics including (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions and execute their stated strategic plan, and (iii) attractive valuations relative to peer investment alternatives. The Sub-Adviser focuses on equity REITs and real estate operating issuers. Each qualified security in the investment universe is analyzed using fundamental real estate analysis and valuation review to identify securities that appear to have relatively favorable long-term prospects and attractive values. Some of the fundamental real estate factors that are considered include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, physical attributes, management depth and skill, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage ratios. The issuers that are believed to have the most attractive fundamental real estate attributes are then evaluated on the basis of relative value. Some of the valuation factors that are considered include: cash flow consistency and growth, dividend yield, dividend coverage and growth, and cash flow and assets to price multiples. The Sub-Adviser seeks to construct a portfolio with risk characteristics similar to the FTSE EPRA/NAREIT Global Index. The Sub-Adviser uses this index as a guide in structuring the portfolio, but the Portfolio is not an index fund.

The Sub-Adviser seeks to limit risk through various controls, such as diversifying the portfolio property types and geographic areas as well as by considering the relative liquidity of each security and limiting the size of any one holding.

The Sub-Adviser may consider selling a security for several reasons, including when (1) its relative valuation has fallen below desired levels, (2) its risk/return profile has changed significantly, (3) its fundamentals have changed, or (4) a more attractive investment opportunity is identified.

The Portfolio will concentrate its investments in the securities of domestic and foreign real estate and real estate-related companies.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall

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real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Sector Risk: To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more

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developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets. Investments in China A-shares are subject to trading restrictions, quota limitations, and clearing and settlement risks.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The

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downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Investment Grade Securities Risk: Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the

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use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

14.97% (2019 1st Quarter)	0.47% (2019 2nd Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/Invesco Global Real Estate Portfolio – Class IB Shares (Inception Date: October 22, 2018)	22.53%	17.22%
FTSE EPRA/NAREIT Global (Net) Index (reflects no deduction for fees, expenses, or taxes)	22.50%	16.91%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018

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Name	Title	Date Began Managing the Portfolio
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: Invesco Advisers, Inc. (“Invesco” or the “Sub-Adviser”)

Sub-Sub Adviser: Invesco Asset Management Ltd. (“IAML” or the “Sub-Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Joe Rodriguez, Jr.	Portfolio Manager (co-lead) of Invesco	September 2018
James Cowen	Portfolio Manager (co-lead) of IAML, an affiliate of Invesco	September 2018
Paul Curbo, CFA	Portfolio Manager (co-lead) of Invesco	September 2018
Ping-Ying Wang, CFA	Portfolio Manager (co-lead) of Invesco	September 2018
Mark Blackburn, CFA	Portfolio Manager of Invesco	September 2018
Grant Jackson, CFA	Portfolio Manager of Invesco	September 2018
Darin Turner	Portfolio Manager of Invesco	September 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/MFS Technology Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/MFS Technology Portfolio	Class IB Shares	Class K Shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.15%	0.15%	**
Total Annual Portfolio Operating Expenses	1.15%	0.90%
Fee Waiver and/or Expense Reimbursement†	–0.01%	–0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.14%	0.89%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.14% for Class IB shares and 0.89% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$116	$364	$632	$1,397
Class K Shares	$91	$286	$497	$1,107

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The Sub-Adviser considers an issuer to be principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements if at least 50% of any issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities. These issuers are in such fields as computer systems and software, networking and telecommunications, internet, business services, and electronics. The Portfolio may invest in securities of companies of any size and may invest in foreign securities, including emerging market securities. The Portfolio normally invests primarily in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or the right to acquire an ownership interest) in a company or other issuer, such as rights, warrants and depositary receipts.

The Portfolio is non-diversified, which means that it may invest a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified portfolio.

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In selecting investments for the Portfolio, the Sub-Adviser is not constrained to any particular investment style. The Sub-Adviser may invest the Portfolio’s assets in the stocks of companies that the Sub-Adviser believes to have above average earnings growth potential compared to other companies (growth companies) or the stocks of companies it believes are undervalued compared to their perceived worth (value companies) or in a combination of growth and value companies. However, companies that benefit from technological advancements and improvements often are growth companies. The stocks of growth companies tend to have prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Sub-Adviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The Sub-Adviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The Portfolio will concentrate its investments in the securities of issuers in the industries in the technology sector.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Technology Sector Risk: The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Non-Diversified Portfolio Risk: The Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Sector Risk: To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Cash Management Risk: The Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strat-

EQ Advisors Trust	About the investment portfolios	491

egy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a

492	About the investment portfolios	EQ Advisors Trust

significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

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Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

19.14% (2019 1st Quarter)	–2.22% (2019 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/MFS Technology Portfolio – Class IB Shares (Inception Date: October 22, 2018)	35.84%	17.85%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses, or taxes)	42.68%	23.00%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	16.09%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Matthew Sabel	Investment Officer and Portfolio Manager of MFS	September 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the

494	About the investment portfolios	EQ Advisors Trust

New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/MFS Technology II Portfolio1,2 – Class IB and K Shares

Investment Objective: Seeks to provide growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/MFS Technology II Portfolio	Class IB Shares	Class K Shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.17%	0.17%	**
Total Annual Portfolio Operating Expenses	1.27%	1.02%
Fee Waiver and/or Expense Reimbursement†	–0.12%	–0.12%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$117	$391	$685	$1,523
Class K Shares	$92	$313	$552	$1,237

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 117% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The Sub-Adviser considers an issuer to be principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological and scientific advances and improvements if at least 50% of any issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities. These issuers are in such fields as computer systems and software, networking and telecommunications, internet, business services, electronics, and

[1]

Effective November 29, 2019, EQ/Ivy Science and Technology Portfolio was renamed EQ/Science and Technology Portfolio, and effective January 15, 2020, EQ/Science and Technology Portfolio was renamed EQ/MFS Technology II Portfolio.

[2]

Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/MFS Technology Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC.

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healthcare. The Portfolio may invest in securities of companies of any size and may invest in foreign securities, including emerging market securities. The Portfolio normally invests primarily in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or the right to acquire an ownership interest) in a company or other issuer, such as rights, warrants and depositary receipts.

The Portfolio is non-diversified, which means that it may invest a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified portfolio.

In selecting investments for the Portfolio, the Sub-Adviser is not constrained to any particular investment style. The Sub-Adviser may invest the Portfolio’s assets in the stocks of companies that the Sub-Adviser believes to have above average earnings growth potential compared to other companies (growth companies) or the stocks of companies it believes are undervalued compared to their perceived worth (value companies) or in a combination of growth and value companies. However, companies that benefit from technological advancements and improvements often are growth companies. The stocks of growth companies tend to have prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Sub-Adviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability. The Sub-Adviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The Portfolio will concentrate its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Technology Sector Risk: The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Non-Diversified Portfolio Risk: The Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Sector Risk: To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly

EQ Advisors Trust	About the investment portfolios	497

in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have

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a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk. The Portfolio may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

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Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.

Performance information for the periods prior to November 29, 2019 is that of the Portfolio when it followed different principal investment strategies and engaged a different Sub-Adviser.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

21.25% (2019 1st Quarter)	–2.03% (2019 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/MFS Technology II Portfolio – Class IB Shares (Inception Date: October 22, 2018)	46.68%	24.17%
85% MSCI ACWI Information Technology (Net) Index/15% MSCI ACWI Health Care (Net) Index (reflects no deduction for fees, expenses, or taxes)	43.13%	24.35%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses, or taxes)	42.68%	23.00%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Matthew Sabel	Investment Officer and Portfolio Manager of MFS	November 2019

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other

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investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/MFS Utilities Series Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve total return.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/MFS Utilities Series Portfolio	Class IB Shares	Class K Shares
Management Fee	0.73%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.19%	0.19%
Total Annual Portfolio Operating Expenses	1.17%	0.92%
Fee Waiver and/or Expense Reimbursement†	–0.12%	–0.12%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	0.80%
*	Expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares and 0.80% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 year	3 years	5 years	10 years
Class IB Shares	$107	$360	$632	$1,410
Class K Shares	$82	$281	$498	$1,120

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 30% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of issuers in the utilities industry. The Sub-Adviser considers a company to be in the utilities industry if, at the time of investment, it determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Portfolio may invest in securities of companies of any size and may invest in U.S. and foreign securities, including emerging market securities. The Portfolio normally invests its assets across different countries and regions, but may invest a significant percentage of its assets in issuers in a single country or region. The Portfolio may invest a significant percentage of its assets in a single issuer or a small number of issuer. The Portfolio will concentrate its investments in the utilities industry. The Portfolio primarily invests in equity securities, but may also invest in debt instruments, including below investment grade quality debt instruments. Equity securities include common stocks, convertible securities, and other securities that represent an ownership interest (or the right to acquire an ownership

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interest) in a company or other issuer. Debt instruments include corporate bonds and other obligations to repay money borrowed.

The Sub-Adviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. The Sub-Adviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.

While the Portfolio may use derivatives for any investment purpose, to the extent the Portfolio uses derivatives, it expects to use derivatives primarily to increase or decrease currency exposure. Derivatives include futures, forward contracts, options, and swaps. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio will concentrate its investments in the utilities industry.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Utilities Concentration Risk: The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Sector Risk: To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

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Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than the countries with more developed markets.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may

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affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and de-

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rivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Focused Portfolio Risk: The Portfolio employs a strategy of investing in the securities of a limited number of companies. As a result, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A portfolio using such a focused investment strategy may experience greater performance volatility than a portfolio that is more broadly invested.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Investment Grade Securities Risk: Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient

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income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

12.16% (2019 1st Quarter)	1.64% (2019 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/MFS Utilities Series Portfolio – Class IB Shares (Inception Date: October 22, 2018)	24.69%	16.83%
EQ/MFS Utilities Series Portfolio – Class K Shares (Inception Date: October 22, 2018)	25.01%	17.11%
MSCI ACWI Utilities Index*	21.11%	21.24%
Dow Jones Global Utilities Index (reflects no deduction for fees, expenses, or taxes)	22.05%	17.38%
*	Effective May 1, 2020, the MSCI ACWI Utilities Index replaced the Dow Jones Global Utilities Index as the Portfolio’s benchmark because the MSCI ACWI Utilities Index better reflects the Portfolio’s investment universe.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Claud Davis	Investment Officer and Portfolio Manager of MFS	September 2018
J. Scott Walker	Investment Officer and Portfolio Manager of MFS	September 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts

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issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/T. Rowe Price Health Sciences Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/T. Rowe Price Health Sciences Portfolio	Class IB Shares	Class K Shares
Management Fee	0.95%	0.95%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.17%	0.17%	**
Total Annual Portfolio Operating Expenses	1.37%	1.12%
Fee Waiver and/or Expense Reimbursement†	–0.17%	–0.17%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 year	3 years	5 years	10 years
Class IB Shares	$122	$417	$734	$1,632
Class K Shares	$97	$339	$600	$1,348

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 40% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”). The Portfolio defines the health sciences industry broadly and divides it into four main areas: pharmaceutical companies; health care services companies; medical products and devices providers; and biotechnology firms. The Portfolio’s allocation among these four areas will vary depending on the relative potential the Sub-Adviser sees within each area and the outlook for the overall health sciences sector. While the Portfolio can invest in companies of any size, the majority of the Portfolio’s assets are expected to be invested in large- and mid-capitalization companies. The Portfolio is non-diversified, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified portfolio.

The Sub-Adviser will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Portfolio will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. However, when stock valuations

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seem unusually high, a “value” approach, which gives preference to seemingly undervalued companies, may be emphasized. The Portfolio generally seeks investments in companies that are developing new and effective medicines, as well as companies whose business models reduce costs or improve quality in health care systems.

In pursuing the Portfolio’s investment objective, the Sub-Adviser has the discretion to deviate from its normal investment criteria. These situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the Portfolio may invest in foreign stocks, including emerging market stocks, and options (which are derivative transactions) in keeping with the Portfolio’s objectives. The Portfolio may write call and put options primarily as a means of generating additional income. Normally, the Portfolio will own the securities on which it writes call or put options. The premium income received by writing covered calls can help reduce but not eliminate portfolio volatility.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio will concentrate its investments in the health sciences industry.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Health Sciences Companies Risk: Health sciences companies can be adversely affected by, among other things, intense competitive challenges; the need for government approval to offer products and services; product obsolescence; the failure of the issuer to develop new products; the expiration of patent rights; and legislative or regulatory changes, which can increase the cost of bringing new products to market and thereby reduce profits.

Sector Risk: To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier

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and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be

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exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Non-Diversified Portfolio Risk: The Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the Portfolio’s performance compared

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with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

19.07% (2019 4th Quarter)	–7.73% (2019 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/T. Rowe Price Health Sciences Portfolio – Class IB Shares (Inception Date: October 22, 2018)	28.31%	12.56%
Russell 3000® Health Care Index (reflects no deduction for fees, expenses, or taxes)	22.11%	11.84%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	16.09%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Ziad Bakri, MD, CFA®	Chairman of Investment Advisory Committee of T. Rowe Price	September 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by

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such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Wellington Energy Portfolio1 – Class IB and K Shares

Investment Objective: Seeks to provide capital growth and appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Wellington Energy Portfolio	Class IB Shares	Class K Shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.23%	0.23%	**
Total Annual Portfolio Operating Expenses	1.33%	1.08%
Fee Waiver and/or Expense Reimbursement†	–0.14%	–0.14%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.19%	0.94%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.19% for Class IB shares and 0.94% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$121	$408	$715	$1,589
Class K Shares	$96	$330	$582	$1,305

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources. These companies may include, but are not limited to, oil companies, oil and gas drilling, equipment and services companies, oil and gas exploration and production companies, oil and gas storage and transportation companies, oil and gas pipeline companies, refining and marketing companies, energy conservation companies, coal transporters, utilities, alternative energy companies and innovative energy technology companies. The Portfolio also may invest in securities of companies that are not within the energy sector that are engaged in the development of products and services to enhance energy efficiency for the users of those products and services.

The Sub-Adviser uses a bottom up approach, in which stocks are chosen based on the Sub-Adviser’s fundamental analysis and assessment of valuation. Although oil and gas

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[1]	Effective November 18, 2019, EQ/Ivy Energy Portfolio was renamed EQ/Wellington Energy Portfolio.

price expectations are considered, company-specific factors such as the quality of the companies’ assets, internal reinvestment opportunities, investment plans to capitalize on those opportunities, and quality of management are key inputs in the decision-making process. The Sub-Adviser also considers the supply and demand outlook across the various subindustries of the energy sector in an effort to identify the most attractive parts of the energy market in which to invest. When assessing valuation, the Sub-Adviser evaluates multiple metrics, including earnings, cash flows, and asset values. A security will be sold when the Sub-Adviser believes that an alternative investment provides more attractive risk/return characteristics or when the Sub-Adviser otherwise determines that a sale is appropriate. The Portfolio invests in a blend of value and growth companies domiciled throughout the world and invests in securities of companies across the capitalization spectrum, which may include companies that are offered in initial public offerings (IPOs). The Portfolio may invest up to 100% of its total assets in foreign securities, including up to 35% in emerging markets.

Many of the companies in which the Portfolio may invest have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various foreign markets through investments in these companies, potentially including companies domiciled or traded or doing business in emerging markets, even if the Portfolio is not invested directly in such markets.

The Portfolio will concentrate its investments in the energy industry.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Oil and Gas Sector Risk: The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs, and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). As a result, the value of these companies may fluctuate widely. Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Focused Portfolio Risk: The Portfolio employs a strategy of investing in the securities of a limited number of companies. As a result, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A portfolio using such a focused investment strategy may experience greater performance volatility than a portfolio that is more broadly invested.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to

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clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In

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addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At times, the Portfolio may not be able to invest in securities issued in IPOs or invest to the extent desired. To the extent the Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. The impact of IPOs on the Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

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Sector Risk: To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Performance information for the periods prior to November 18, 2019 is that of the Portfolio when it followed different principal investment strategies and engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

16.58% (2019 1st Quarter)	–14.12% (2019 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/Wellington Energy Portfolio – Class IB Shares (Inception Date: October 22, 2018)	1.04%	–27.26%
MSCI ACWI Energy Index*	12.80%	–4.02%
50% S&P 500 Energy Index/50% S&P 500 Equal Weight Energy Index (reflects no deduction for fees, expenses, or taxes)	12.91%	–10.40%
S&P Composite 1500® Energy Sector Index (reflects no deduction for fees, expenses, or taxes)	10.05%	–11.00%
*	Effective May 1, 2020, the MSCI ACWI Energy Index replaced the Portfolio’s current customized benchmark which is composed of 50% S&P 500 Energy Index and 50% S&P 500 Equal Weight Energy Index as the Portfolio’s benchmark because the MSCI ACWI Energy Index better reflects the Portfolio’s investment universe.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	September 2018

Sub-Adviser: Wellington Management Company LLP (“Wellington” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
G. Thomas Levering	Senior Managing Director, Partner, and Global Industry Analyst of Wellington	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may

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not enter into a sub-advisory agreement with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the affected portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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Multimanager Technology Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Technology Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee*	0.93%	0.93%	0.93%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	1.38%	1.38%	1.13%
Fee Waiver and/or Expense Reimbursement†	–0.13%	–0.13%	–0.13%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.25%	1.00%
*	Management Fee has been restated to reflect the current fee.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IA and Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 year	3 years	5 years	10 years
Class IA Shares	$127	$424	$743	$1,646
Class IB Shares	$127	$424	$743	$1,646
Class K Shares	$102	$346	$610	$1,363

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in internet products and services, computers, electronics, hardware and components, communications, software, e-commerce, information services, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. In addition, securities of companies in the technology sector may include financial instruments that derive their value from the securities of such companies. The Portfolio may invest in companies of any size and can invest in securities of both U.S. and foreign companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth.

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AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”), one or more other portions of the Portfolio will be actively managed (“Active Allocated Portions”), and another portion will invest in exchange-traded funds (“ETFs”) (“ETF Allocation Portion”). Under normal circumstances, the Adviser allocates approximately 30% of the Portfolio’s net assets to the Index Allocated Portion, approximately 50% of net assets among the Active Allocated Portions, and approximately 20% of net assets to the ETF Allocated Portion. These percentages are targets established by the Adviser; actual allocations to the Index Allocated and Active Allocated Portions may deviate from these targets by up to 20% of the Portfolio’s net assets and by up to 5% of the Portfolio’s net assets with respect to the ETF Allocated Portion, but any allocation to the ETF Allocated Portion generally shall not exceed 20% of the Portfolio’s net assets.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P North American Technology Sector Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in ETFs that seek to track the S&P North American Technology Sector Index to obtain comparable exposure as the index without buying the underlying securities comprising the index.

The Active Allocated Portions’ Sub-Advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

The ETF Allocated Portion invests in ETFs that meet the investment criteria of the Portfolio as a whole. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval. An investor in the Portfolio will bear the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion and, if applicable, the Index Allocated Portion.

The Portfolio will concentrate its investments in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries).

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Technology Sector Risk: The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the

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risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Multiple Sub-Adviser Risk: To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together

EQ Advisors Trust	About the investment portfolios	523

as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

For periods prior to June 2014, the performance shown below is that of the Portfolio’s predecessor, a series of EQ Premier VIP Trust that had a substantially identical investment objective, policies and strategies.

Performance information for the periods prior to November 19, 2018, is that of the Portfolio when it engaged a different Sub-Adviser.

Calendar Year Annual Total Returns — Class IB

Best Quarter (% and time period)	Worst Quarter (% and time period)

20.31% (2019 1st Quarter)	–18.27% (2018 4th Quarter)

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Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
Multimanager Technology Portfolio – Class IA	37.84%	17.84%	16.15%
Multimanager Technology Portfolio – Class IB	37.88%	17.83%	16.09%
Multimanager Technology Portfolio – Class K (Inception Date: August 29, 2012)	38.19%	18.13%	18.61%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses, or taxes)	42.68%	20.34%	17.55%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	31.43%	11.48%	13.54%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) the selection of investments in exchange-traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

Sub-Adviser: Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Huachen Chen, CFA®	Managing Director, Senior Analyst and Senior Portfolio Manager of AllianzGI U.S.	January 2002
Walter C. Price, CFA®	Managing Director, Senior Analyst and Senior Portfolio Manager of AllianzGI U.S.	January 2002
Michael Seidenberg	Director, Portfolio Manager and Analyst of AllianzGI U.S.	May 2020

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	November 2018
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	November 2018
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	November 2018

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Sub-Adviser: Wellington Management Company LLP (“Wellington” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
John F. Averill, CFA®	Senior Managing Director and Global Industry Analyst of Wellington	December 2003
Bruce L. Glazer	Senior Managing Director and Global Industry Analyst of Wellington	December 2003
Brian Barbetta	Senior Managing Director and Global Industry Analyst of Wellington	December 2017
Jeffrey S. Wantman	Senior Managing Director and Global Industry Analyst of Wellington	October 2019
Eunhak Bae	Senior Managing Director and Global Industry Analyst of Wellington	October 2019

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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2. More information on fees and expenses

Management Fees

Each Portfolio pays a fee to the Adviser for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Adviser received in 2019 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Adviser in 2019 in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers), as defined below, between the Adviser and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2019

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolios	All Classes	Class IA	Class IB	Class K
ATM International Managed Volatility	0.45%	N/A	N/A	0.00%
ATM Large Cap Managed Volatility	0.44%	N/A	N/A	0.00%
ATM Mid Cap Managed Volatility	0.45%	N/A	N/A	–0.06%
ATM Small Cap Managed Volatility	0.45%	N/A	N/A	–0.01%
EQ/400 Managed Volatility	0.45%	N/A	–0.01%	–0.01%
EQ/500 Managed Volatility	0.42%	N/A	0.00%	0.00%
EQ/2000 Managed Volatility	0.44%	N/A	0.00%	0.00%
EQ/AB Dynamic Aggressive Growth	0.75%	N/A	–0.10%	–0.11%
EQ/AB Dynamic Growth	0.75%	N/A	0.00%	–0.09%
EQ/AB Dynamic Moderate Growth	0.71%	N/A	0.00%	N/A
EQ/AB Short Duration Government Bond	0.44%	N/A	–0.01%	–0.01%
EQ/AB Small Cap Growth	0.52%	0.00%	0.00%	0.00%
EQ/American Century Mid Cap Value	0.90%	N/A	–0.33%	N/A
EQ/BlackRock Basic Value Equity	0.58%	0.00%	0.00%	0.00%
EQ/Capital Group Research	0.65%	–0.06%	–0.06%	–0.07%
EQ/ClearBridge Large Cap Growth	0.65%	0.00%	0.00%	0.00%
EQ/ClearBridge Select Equity Managed Volatility	0.70%	–0.10%	–0.10%	N/A
EQ/Common Stock Index	0.32%	0.00%	0.00%	N/A
EQ/Core Bond Index	0.31%	0.00%	0.00%	0.00%
EQ/Emerging Markets Equity PLUS	0.70%	N/A	–0.14%	–0.14%
EQ/Equity 500 Index	0.22%	0.00%	0.00%	0.00%
EQ/Fidelity Institutional AM® Large Cap	0.54%	N/A	–0.07%	–0.07%

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolios	All Classes	Class IA	Class IB	Class K
EQ/Franklin Balanced Managed Volatility	0.64%	0.00%	0.00%	0.00%
EQ/Franklin Rising Dividends	0.60%	N/A	–0.16%	N/A
EQ/Franklin Small Cap Value Managed Volatility	0.70%	–0.06%	–0.06%	–0.06%
EQ/Franklin Strategic Income	0.59%	N/A	–0.21%	N/A
EQ/Global Bond PLUS	0.55%	–0.06%	–0.06%	–0.06%
EQ/Global Equity Managed Volatility	0.72%	–0.06%	–0.06%	–0.06%
EQ/Goldman Sachs Mid Cap Value	0.77%	N/A	–0.15%	N/A
EQ/Goldman Sachs Moderate Growth Allocation	0.80%	N/A	–0.04%	N/A
EQ/Intermediate Government Bond	0.31%	0.00%	0.00%	0.00%
EQ/International Core Managed Volatility	0.59%	0.00%	0.00%	0.00%
EQ/International Equity Index	0.40%	0.00%	0.00%	0.00%
EQ/International Managed Volatility	0.45%	N/A	0.00%	0.00%
EQ/International Value Managed Volatility	0.60%	0.00%	0.00%	0.00%
EQ/Invesco Comstock	0.65%	–0.06%	–0.06%	–0.06%
EQ/Invesco Global	0.85%	–0.10%	–0.10%	N/A
EQ/Invesco Global Real Estate	0.73%	N/A	0.00%	N/A
EQ/Invesco International Growth	0.71%	N/A	0.00%	N/A
EQ/Invesco Moderate Allocation	0.80%	N/A	–0.05%	N/A
EQ/Janus Enterprise	0.69%	–0.02%	–0.02%	–0.02%
EQ/JPMorgan Growth Allocation	0.80%	N/A	–0.10%	–0.11%
EQ/JPMorgan Value Opportunities	0.60%	0.00%	0.00%	0.00%
EQ/Large Cap Core Managed Volatility	0.48%	0.00%	0.00%	0.00%
EQ/Large Cap Growth Index	0.35%	0.00%	0.00%	0.00%
EQ/Large Cap Growth Managed Volatility	0.45%	0.00%	0.00%	0.00%
EQ/Large Cap Value Index	0.35%	–0.01%	–0.01%	–0.01%
EQ/Large Cap Value Managed Volatility	0.45%	0.00%	0.00%	0.00%
EQ/Lazard Emerging Markets Equity	1.00%	N/A	–0.12%	N/A
EQ/Legg Mason Moderate Allocation	0.80%	N/A	–0.09%	N/A
EQ/Loomis Sayles Growth	0.75%	–0.08%	–0.08%	–0.08%
EQ/MFS International Growth	0.84%	–0.08%	–0.08%	–0.08%
EQ/MFS International Intrinsic Value	0.86%	N/A	–0.10%	N/A

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	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolios	All Classes	Class IA	Class IB	Class K
EQ/MFS Mid Cap Focused Growth	0.85%	N/A	–0.15%	N/A
EQ/MFS Technology	0.75%	N/A	–0.02%	N/A
EQ/MFS Technology II	0.85%	N/A	–0.13%	N/A
EQ/MFS Utilities Series	0.73%	N/A	–0.13%	–0.13%
EQ/Mid Cap Index	0.35%	0.00%	0.00%	0.00%
EQ/Mid Cap Value Managed Volatility	0.54%	0.00%	0.00%	0.00%
EQ/Money Market	0.34%	0.00%	0.00%	N/A
EQ/Morgan Stanley Small Cap Growth	0.80%	N/A	–0.09%	–0.09%
EQ/PIMCO Global Real Return	0.60%	N/A	–0.18%	–0.18%
EQ/PIMCO Real Return	0.50%	N/A	–0.36%	N/A
EQ/PIMCO Total Return	0.50%	N/A	–0.21%	N/A
EQ/PIMCO Ultra Short Bond	0.49%	–0.07%	–0.07%	–0.07%
EQ/Quality Bond PLUS	0.39%	0.00%	0.00%	0.00%
EQ/Small Company Index	0.25%	0.00%	0.00%	0.00%
EQ/T. Rowe Price Growth Stock	0.73%	–0.10%	–0.10%	–0.10%
EQ/Templeton Global Equity Managed Volatility	0.70%	–0.04%	–0.04%	–0.04%
EQ/UBS Growth and Income	0.75%	N/A	–0.15%	N/A
EQ/Wellington Energy	0.85%	N/A	–0.16%	N/A
Multimanager Aggressive Equity	0.57%	0.00%	0.00%	0.00%
Multimanager Core Bond	0.55%	–0.10%	–0.10%	–0.10%
Multimanager Mid Cap Growth	0.80%	–0.21%	–0.21%	–0.21%
Multimanager Mid Cap Value	0.80%	–0.22%	–0.22%	–0.22%
Multimanager Technology	0.94%	–0.14%	–0.14%	–0.14%

The following tables show the current contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the tables, which are subject to contractual management fee rates that changed during the last fiscal year.

Portfolio*	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/AB Dynamic Aggressive Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AB Dynamic Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AB Dynamic Moderate Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AB Small Cap Growth	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/American Century Mid Cap Value	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/American Century Moderate Growth Allocation**	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/AXA Investment Managers Moderate Allocation**	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/BlackRock Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Capital Group Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/ClearBridge Large Cap Growth	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/ClearBridge Select Equity Managed Volatility	0.700%	0.665%	0.635%	0.610%	0.560%
EQ/Emerging Markets Equity PLUS	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Fidelity Institutional AM® Large Cap	0.540%	0.500%	0.475%	0.450%	0.425%
EQ/First Trust Moderate Growth Allocation**	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Franklin Balanced Managed Volatility	0.650%	0.615%	0.585%	0.560%	0.510%
EQ/Franklin Rising Dividends	0.600%	0.550%	0.510%	0.490%	0.475%
EQ/Franklin Small Cap Value Managed Volatility	0.700%	0.665%	0.635%	0.610%	0.560%

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Portfolio*	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Global Bond PLUS	0.550%	0.530%	0.510%	0.490%	0.480%
EQ/Global Equity Managed Volatility	0.740%	0.720%	0.690%	0.665%	0.615%
EQ/Goldman Sachs Growth Allocation**	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Goldman Sachs Mid Cap Value	0.770%	0.750%	0.725%	0.680%	0.670%
EQ/Goldman Sachs Moderate Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/International Core Managed Volatility	0.600%	0.575%	0.550%	0.525%	0.475%
EQ/International Value Managed Volatility	0.600%	0.575%	0.550%	0.525%	0.475%
EQ/Invesco Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Invesco Global	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Invesco Global Real Estate	0.735%	0.700%	0.675%	0.650%	0.625%
EQ/Invesco International Growth	0.710%	0.700%	0.675%	0.650%	0.625%
EQ/Invesco Moderate Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Invesco Moderate Growth Allocation**	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Janus Enterprise	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/JPMorgan Growth Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Large Cap Core Managed Volatility	0.500%	0.475%	0.450%	0.425%	0.375%
EQ/Large Cap Growth Managed Volatility	0.500%	0.475%	0.450%	0.425%	0.375%
EQ/Large Cap Value Managed Volatility	0.500%	0.475%	0.450%	0.425%	0.375%
EQ/Lazard Emerging Markets Equity	1.000%	0.950%	0.925%	0.900%	0.875%
EQ/Legg Mason Growth Allocation**	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Legg Mason Moderate Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Loomis Sayles Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/MFS International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/MFS Mid Cap Focused Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/MFS Technology	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/MFS Technology II	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/MFS Utilities Series	0.730%	0.700%	0.670%	0.650%	0.625%
EQ/Mid Cap Value Managed Volatility	0.550%	0.525%	0.500%	0.475%	0.425%
EQ/Morgan Stanley Small Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%	0.340%	0.330%
EQ/T. Rowe Price Growth Stock	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/T. Rowe Price Health Sciences	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/Templeton Global Equity Managed Volatility	0.700%	0.665%	0.635%	0.610%	0.560%

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Portfolio*	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/UBS Growth and Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Wellington Energy	0.850%	0.800%	0.775%	0.750%	0.725%
Multimanager Aggressive Equity	0.580%	0.550%	0.525%	0.500%	0.475%
Multimanager Core Bond	0.550%	0.530%	0.510%	0.490%	0.480%
Multimanager Mid Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Mid Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Technology	0.950%	0.900%	0.875%	0.850%	0.825%
*	Effective October 1, 2019
**	For the period from February 1, 2019 (commencement of operations) through September 30, 2019, the contractual rate of the management fee (as a percentage of the Portfolio’s average daily net assets) was as follows: 0.800% on the first $1 billion, 0.750% on the next $1 billion, 0.725% on the next $3 billion, 0.700% on the next $5 billion, and 0.675% thereafter.

Portfolio*	First $750 Million	Next $750 Million	Thereafter
EQ/MFS International Intrinsic Value	0.860%	0.820%	0.700%
*	Effective October 1, 2019

Portfolios*	First $2 Billion	Next $4 Billion	Thereafter
EQ/Core Bond Index	0.350%	0.300%	0.275%
EQ/Intermediate Government Bond	0.350%	0.300%	0.275%
EQ/Small Company Index	0.250%	0.200%	0.175%
*	Effective October 1, 2019

Portfolio*	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
ATM International Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
ATM Large Cap Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
ATM Mid Cap Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
ATM Small Cap Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
EQ/400 Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
EQ/500 Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
EQ/2000 Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
EQ/International Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
*	Effective October 1, 2019

The Sub-Advisers are paid by the Adviser. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Adviser, without shareholder approval. However, any amendment to an investment management agreement between FMG LLC and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual or Annual Reports to Shareholders for the periods ended June 30 and December 31, respectively.

Administrative Fees

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program.

With respect to the EQ/AB Short Duration Government Bond Portfolio, EQ/ClearBridge Large Cap Growth Portfolio, EQ/Janus Enterprise Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Capital Group Research Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/lnternational Equity Index Portfolio, EQ/lntermediate

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Government Bond Portfolio, EQ/lnvesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/Invesco Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/UBS Growth and Income Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Invesco International Growth Portfolio, EQ/Wellington Energy Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology II Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/Franklin Strategic Income Portfolio, EQ/PIMCO Real Return Portfolio and EQ/PIMCO Total Return Portfolio (together with the 1290 VT Doubleline Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT SmartBeta Equity Portfolio, 1290 VT Socially Responsible Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio and 1290 VT Doubleline Dynamic Allocation Portfolio, which are offered in another prospectus) each, a “Single-Advised Portfolio”, for administrative services, in addition to the management fee, each Single-Advised Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the SingleAdvised Portfolios, subject to a minimum annual fee of $30,000 per Portfolio. The table below shows the SingleAdvised Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of these Portfolios:

0.100% of the first $30 billion;
0.0975% of the next $10 billion;
0.0950% of the next $5 billion; and
0.0800% thereafter

With respect to the EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and Multimanager Technology Portfolio (together with the 1290 VT Small Cap Value Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Convertible Securities Portfolio and 1290 VT High Yield Bond Portfolio, which are offered in another prospectus), each a “Hybrid Portfolio,” and the EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Legg Mason Moderate Allocation Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, and the ATM Portfolios (the “ATM Portfolios” are ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio), together with the Allocation Portfolios (the “Allocation Portfolios,” which are offered in another prospectus, are EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/All Asset Growth Allocation Portfolio, and EQ/Franklin Templeton Allocation Managed Volatility Portfolio), for administrative services, in addition to the management fee, each of the Portfolios pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the portfolios of the EQ Premier VIP Trust, which are also managed by FMG LLC and which are offered in another prospectus, are aggregated with the assets of the Portfolios referenced in this paragraph. The table below shows the

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asset-based administration fee rates based on aggregate average daily net assets of these Portfolios:

0.140% of the first $60 billion;
0.110% of the next $20 billion;
0.0875% of the next $20 billion; and
0.0800% thereafter

Expense Limitation Agreement

In the interest of limiting through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), as a percentage of average daily net assets, do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
EQ/Global Equity Managed Volatility Portfolio	1.10%	1.10%	0.85%
EQ/International Core Managed Volatility Portfolio	1.05%	1.05%	0.80%
EQ/International Equity Index Portfolio*,**	0.79%	0.79%	0.54%
EQ/International Value Managed Volatility Portfolio	1.05%	1.05%	0.80%
EQ/Large Cap Core Managed Volatility Portfolio	0.90%	0.90%	0.65%
EQ/Large Cap Growth Managed Volatility Portfolio	0.90%	0.90%	0.65%
EQ/Large Cap Value Managed Volatility Portfolio	0.90%	0.90%	0.65%
EQ/Mid Cap Value Managed Volatility Portfolio	1.00%	1.00%	0.75%
EQ/Franklin Balanced Managed Volatility Portfolio	1.05%	1.05%	0.80%
EQ/Franklin Small Cap Value Managed Volatility Portfolio	1.10%	1.10%	0.85%
EQ/Templeton Global Equity Managed Volatility Portfolio	1.10%	1.10%	0.85%
EQ/Emerging Markets Equity PLUS Portfolio	N/A	1.20%	0.95%
EQ/Global Bond PLUS Portfolio	0.95%	0.95%	0.70%
EQ/Quality Bond PLUS Portfolio	0.85%	0.85%	0.60%
ATM International Managed Volatility Portfolio	N/A	0.90%	0.65%
ATM Large Cap Managed Volatility Portfolio	0.85%	0.85%	0.60%
ATM Mid Cap Managed Volatility Portfolio	0.85%	0.85%	0.60%
ATM Small Cap Managed Volatility Portfolio	0.85%	0.85%	0.60%
EQ/2000 Managed Volatility Portfolio	0.85%	0.85%	0.60%
EQ/400 Managed Volatility Portfolio	0.85%	0.85%	0.60%
EQ/500 Managed Volatility Portfolio	0.85%	0.85%	0.60%
EQ/International Managed Volatility Portfolio	N/A	0.90%	0.65%
EQ/AB Dynamic Moderate Growth Portfolio*	1.20%	1.20%	0.95%
EQ/AB Short Duration Government Bond Portfolio	0.80%	0.80%	0.55%
EQ/AB Small Cap Growth Portfolio	1.00%	1.00%	0.75%
EQ/ClearBridge Large Cap Growth Portfolio	1.05%	1.05%	0.80%
EQ/Janus Enterprise Portfolio	1.05%	1.05%	0.80%
EQ/Loomis Sayles Growth Portfolio	1.05%	1.05%	0.80%
EQ/Morgan Stanley Small Cap Growth Portfolio	N/A	1.15%	0.90%
EQ/BlackRock Basic Value Equity Portfolio	0.95%	0.95%	0.70%
EQ/Capital Group Research Portfolio	0.97%	0.97%	0.72%
EQ/ClearBridge Select Equity Managed Volatility Portfolio	1.05%	1.05%	0.80%
EQ/Core Bond Index Portfolio	0.72%	0.72%	0.47%
EQ/Invesco Comstock Portfolio	1.00%	1.00%	0.75%
EQ/JPMorgan Value Opportunities Portfolio	1.00%	1.00%	0.75%
EQ/MFS International Growth Portfolio	1.15%	1.15%	0.90%

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	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
EQ/Invesco Global Portfolio	1.15%	1.15%	0.90%
EQ/PIMCO Global Real Return Portfolio	N/A	1.00%	0.75%
EQ/PIMCO Ultra Short Bond Portfolio	0.80%	0.80%	0.55%
EQ/T. Rowe Price Growth Stock Portfolio	1.00%	1.00%	0.75%
EQ/UBS Growth and Income Portfolio	1.05%	1.05%	0.80%
Multimanager Aggressive Equity Portfolio	1.00%	1.00%	0.75%
Multimanager Core Bond Portfolio	0.90%	0.90%	0.65%
Multimanager Mid Cap Growth Portfolio	1.10%	1.10%	0.85%
Multimanager Mid Cap Value Portfolio	1.10%	1.10%	0.85%
Multimanager Technology Portfolio	1.20%	1.20%	0.95%
EQ/AB Dynamic Growth Portfolio*	N/A	1.20%	0.95%
EQ/AB Dynamic Aggressive Growth Portfolio*	N/A	1.20%	0.95%
EQ/Goldman Sachs Moderate Growth Allocation Portfolio*	N/A	1.20%	0.95%
EQ/Invesco Moderate Allocation Portfolio*	N/A	1.20%	0.95%
EQ/JPMorgan Growth Allocation Portfolio*	N/A	1.20%	0.95%
EQ/Legg Mason Moderate Allocation Portfolio*	N/A	1.20%	0.95%
EQ/American Century Mid Cap Value Portfolio*	N/A	1.00%	0.75%
EQ/American Century Moderate Growth Allocation Portfolio*	N/A	1.20%	0.95%
EQ/AXA Investment Managers Moderate Allocation Portfolio*	N/A	1.20%	0.95%
EQ/Fidelity Institutional AM® Large Cap Portfolio*	N/A	0.87%	0.62%
EQ/First Trust Moderate Growth Allocation Portfolio*	N/A	1.20%	0.95%
EQ/Franklin Rising Dividends Portfolio*	N/A	0.87%	0.62%
EQ/Franklin Strategic Income Portfolio*	N/A	0.93%	0.68%
EQ/Goldman Sachs Growth Allocation Portfolio*	N/A	1.20%	0.95%
EQ/Goldman Sachs Mid Cap Value Portfolio*	N/A	1.09%	0.84%
EQ/Invesco Global Real Estate Portfolio*	N/A	1.27%	1.02%
EQ/Invesco International Growth Portfolio*	N/A	1.18%	0.93%
EQ/Invesco Moderate Growth Allocation Portfolio*	N/A	1.20%	0.95%
EQ/Wellington Energy Portfolio*	N/A	1.19%	0.94%
EQ/MFS Mid Cap Focused Growth Portfolio*	N/A	1.10%	0.85%
EQ/MFS Technology II Portfolio*	N/A	1.15%	0.90%
EQ/Lazard Emerging Markets Equity Portfolio*	N/A	1.38%	1.13%
EQ/Legg Mason Growth Allocation Portfolio*	N/A	1.20%	0.95%
EQ/MFS International Intrinsic Value Portfolio*	N/A	1.15%	0.90%
EQ/MFS Technology Portfolio*	N/A	1.14%	0.89%
EQ/MFS Utilities Series Portfolio*	N/A	1.05%	0.80%
EQ/PIMCO Real Return Portfolio*	N/A	0.75%	0.50%
EQ/PIMCO Total Return Portfolio*	N/A	0.75%	0.50%
EQ/T. Rowe Price Health Sciences Portfolio*	N/A	1.20%	0.95%
*	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in fund operating expenses.
**	Effective October 1, 2019

The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses.

Payments or waivers will increase returns and yield, and reimbursement of payments or waivers will decrease returns and yield.

The Adviser has entered into a voluntary expense limitation arrangement for the EQ/Money Market Portfolio under which it will waive fees or reimburse expenses of the Portfolio to enable the Portfolio to maintain a stable NAV of $1.00 per share.

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3. More information on strategies, risks, benchmarks and underlying ETFs

Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

Each of the following Portfolios has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “About the Investment Portfolios”: EQ/Global Equity Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/AB Short Duration Government Bond Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Equity 500 Index Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/International Equity Index Portfolio, EQ/Invesco Comstock Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Wellington Energy Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology II Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Growth Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/Mid Cap Index Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, EQ/ClearBridge Large Cap Growth Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Technology Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio and ATM International Managed Volatility Portfolio. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio. As applicable, to the extent a Portfolio invests in securities of other investment companies or investment vehicles (such as exchange-traded funds), it takes into consideration the investment policies of such investment companies and investment vehicles at the time of investment in determining compliance with its 80% policy.

Concentration Policies

EQ/Invesco Global Real Estate Portfolio will concentrate its investments in the securities of domestic and foreign real estate and real estate related companies. Under normal market conditions, EQ/Wellington Energy Portfolio will concentrate its investments in the energy industry. Under normal market conditions, EQ/MFS Technology II Portfolio will concentrate its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology. EQ/MFS Technology Portfolio will concentrate its investments in the securities of issuers in the industries in the technology sector as defined in the Portfolio’s prospectus. EQ/MFS Utilities Series Portfolio will concentrate its investments in the utilities industry as defined in the Portfolio’s prospectus. EQ/T. Rowe Price Health Sciences Portfolio will concentrate its investments in the health sciences industry as defined in the Portfolio’s prospectus. Multimanager Technology Portfolio will concentrate its investments in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries). Each Portfolio’s concentration policy is a fundamental policy and may not be changed without a shareholder vote.

The EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Small Company Index Portfolio and EQ/Core

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Bond Index Portfolio seek to achieve a total return before expenses that approximates the total return performance of a particular index, and will generally be concentrated in an industry or group of industries to the extent the index concentrates in a particular industry or group of industries.

Indexing Strategies

As described in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. Additional information about these indexes is provided in the section “Benchmarks and Other Indexes.” The following provides additional information regarding the management strategies employed by the Sub-Advisers of these Portfolios (or portions thereof) in pursuing these objectives.

The Sub-Adviser to a Portfolio (or portion thereof) that seeks to track the total return performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio (or portion). Rather, the Sub-Adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Portfolio (or portion thereof) based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

In addition, during any period when the Adviser or the Sub-Adviser to a Portfolio determines that it would be impracticable or uneconomical for a Portfolio to invest its assets in accordance with its primary investment policies (e.g., the Portfolio does not have sufficient assets to buy all of the securities in a particular broad-based index and to manage those assets in an efficient manner), the Portfolio may pursue its investment strategy by investing in other portfolios, as consistent with the Portfolio’s investment policies and strategies, including portfolios managed by the Adviser to the extent permitted by statute or regulation.

Tactical Strategies

As described in this Prospectus, the Adviser invests a portion of certain Portfolios’ assets in futures and options to manage each such Portfolio’s overall equity exposure. The following provides additional information regarding the Adviser’s implementation of these management strategies.

Each such Portfolio uses proprietary models to implement its tactical investment strategy. The level of the Portfolio’s exposure to a particular index generally is determined based on an assessment of market fundamentals and quantitative signals of market movement, including the level of volatility in the market as may be measured by the Chicago Board Options Exchange Volatility Index (the “VIX Index”) or another quantitative indicator of market volatility. The VIX Index is a measure of market expectations of near-term volatility based on the S&P 500 Index option prices. The Portfolio will decrease or increase its exposure to the relevant index based on thresholds of market volatility as measured by the VIX Index or another quantitative indicator of market volatility. These thresholds may be different for each Portfolio and may be changed from time to time without shareholder approval. The thresholds for each Portfolio may differ based on a variety of factors, including whether the particular Portfolio is offered on a stand alone basis as an investment option for Contract owners or as an investment option for other portfolios managed by the Adviser that invest in the Portfolio as part of an investment strategy to manage the overall volatility of the investing fund’s portfolio. During periods of extremely high market volatility, it is possible that a Portfolio could have zero or negative exposure to the relevant index. During periods of unusually low market volatility, it is possible that a Portfolio could have 100% or more exposure to the relevant index.

Allocation Strategies

Hybrid Portfolios

As described in this Prospectus, the Adviser allocates the assets of the Hybrid Portfolios among two or more portions of those Portfolios, each of which is managed using different yet complementary investment strategies.

Each allocation percentage for the Hybrid Portfolios is an asset allocation target established by FMG LLC intended to achieve the Hybrid Portfolio’s investment objective and may be changed without shareholder approval. Each portion of a Hybrid Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Hybrid Portfolio (e.g., in connection with asset allocation rebalancing

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transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of a Hybrid Portfolio as it deems appropriate. To the extent that a Hybrid Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategy.

Allocation Portfolios

As described in this Prospectus, by adjusting investment exposure among the various asset classes in certain of the allocation Portfolios, a Sub-Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. A Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or Underlying ETFs, as applicable, or through other instruments, including derivatives.

Active Management Strategies

With respect to Portfolios that utilize active management strategies, a Sub-Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “Investments, Risks and Performance” for each Portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also generally prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Underlying ETFs

As described in this Prospectus, the EQ/First Trust Moderate Growth Allocation Portfolio invests primarily in securities issued by the Underlying ETFs. Also as discussed in the Prospectus, the Sub-Adviser to the EQ/American Century Moderate Growth Allocation Portfolio, the Sub-Adviser to the EQ/AXA Investment Managers Moderate Allocation Portfolio and the Sub-Adviser to the EQ/Goldman Sachs Growth Allocation Portfolio may consider the size of the respective Portfolio when deciding how to implement the Portfolio’s investment strategy, and each Portfolio may invest primarily in ETFs (for purposes of this discussion, “Underlying ETFs”) and derivative instruments, rather than in individual securities, to gain broad exposure to a particular asset category.

Accordingly, each Portfolio’s performance depends upon a favorable allocation by the Sub-Adviser among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. In general, the Underlying ETFs are designed to provide investment results corresponding to an index of securities. Each Portfolio may also invest in actively managed Underlying ETFs. The Underlying ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some Underlying ETFs may have a limited operating history, and information may be lacking regarding the actual performance and trading liquidity of these Underlying ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which the Underlying ETFs trade will be met to continue listing on that

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exchange. If substantial market or other disruptions affecting the Underlying ETFs occur in the future, the liquidity and value of the assets of a Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected.

Generally, each Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. Each Portfolio may rely on these exemptive orders in investing in ETFs.

The table below lists the Underlying ETFs in which EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio and EQ/Goldman Sachs Growth Allocation Portfolio currently may invest. The list of Underlying ETFs may change from time to time at the discretion of the Sub-Adviser without notice or shareholder approval. A Portfolio will not necessarily invest in every Underlying ETF at one time. Additional information regarding the Underlying ETFs is included in their current prospectuses.

EQ/American Century Moderate Growth Allocation Portfolio

US Large Cap

iShares® Core S&P 500® ETF

SPDR® S&P 500® ETF Trust

Vanguard S&P 500 ETF

US Mid Cap

iShares® Core S&P Mid-Cap ETF

US Small Cap

iShares® Russell 2000 ETF

International Developed

iShares® Core MSCI EAFE ETF

Investment Grade

Vanguard Intermediate Term Corporate Bond ETF

EQ/AXA Investment Management Moderate Allocation Portfolio

US Large Cap

iShares® Core S&P 500 ETF

SPDR® S&P 500® ETF Trust

US Mid Cap

SPDR® S&P MidCap 400 ETF

US Small Cap

iShares® Russell 2000 ETF

International Developed

iShares® Core MSCI EAFE ETF

Investment Grade

iShares® iBoxx $ Investment Grade Corporate Bond ETF

Vanguard Intermediate Term Corporate Bond ETF

EQ/First Trust Moderate Growth Allocation Portfolio

US Large Cap

SPDR® S&P 500® ETF Trust

Vanguard S&P 500 ETF

US Mid Cap

iShares® Core S&P Mid-Cap ETF

US Small Cap

iShares® Russell 2000 ETF

International Developed

iShares® Core MSCI EAFE ETF

Investment Grade

iShares® iBoxx $ Investment Grade Corporate Bond ETF

Vanguard Intermediate Term Corporate Bond ETF

EQ/Goldman Sachs Growth Allocation Portfolio

US Large Cap

iShares® Core S&P 500 ETF

SPDR® S&P 500® ETF Trust

Vanguard S&P 500 ETF

Investment Grade

Vanguard Intermediate Term Corporate Bond ETF

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Additional Information about the Investment Strategies

The following provides additional information regarding the principal investment strategies discussed in the “About the Investment Portfolios — Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Bank Loans. A Portfolio may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Cash and Short-Term Investments. A Portfolio may hold cash or invest in short-term paper and other short-term investments as deemed appropriate by the investment manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

A Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Strategies — Securities of Other Investment Companies.”

On a day-to-day basis, each of the ATM Portfolios typically will hold a significant portion of its assets in shares of the EQ/Money Market Portfolio or other money market funds, U.S. government securities, short-term, high-quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its futures and other positions, to earn income for the Portfolio and to manage the Portfolio’s overall exposure to debt or equity securities.

Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities. Certain Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its senior debt obligations. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Currency. A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract

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agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives. A Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps, credit default swaps and contracts for difference) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments or other liquid assets, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities. Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange-Traded Funds (“ETFs”). A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. ETFs also may be actively managed. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities. A Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. Certain Portfolios may invest in foreign securities, including securities of companies in emerging

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markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.

Illiquid Investments. Each Portfolio may invest up to 15% of its net assets in illiquid investments, except the EQ/Money Market Portfolio, which may invest up to 5% of its net assets in illiquid investments. Illiquid investment means any investment the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Inflation-Indexed Bonds. A Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure for Treasury inflation-indexed bonds. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is taxable as ordinary income in the taxable year of the increase to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes, even though it does not receive cash representing the increase until the bond’s maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Bloomberg Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market, and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Inverse Floaters. Certain Portfolios may invest in inverse floaters. Inverse floaters are securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate or an alternative reference rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Investment Grade Securities. A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Sub-Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Large-Cap Companies. A Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Loan Participations and Assignments. Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap, Small-Cap and Micro-Cap Companies. Each Portfolio (other than the EQ/Money Market Portfolio) may

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invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities. A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Non-Investment Grade Securities. Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s or determined by the applicable Sub-Adviser to be of comparable quality) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade debt securities, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Options. A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks. A Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Real Estate Investment Trusts (“REITs”). Certain Portfolios may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate and are defined by the federal tax law. A REIT is not subject to federal corporate income tax, provided it complies with a number of Internal Revenue Code

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requirements, including distributing a significant portion of its net income to its shareholders. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided certain requirements are met.

Securities of Other Investment Companies. Certain Portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of those investment companies.

Short Sales. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a Portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a price lower than the price at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Swaps. A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio (except the Portfolios that seek to track the performance (before fees and expenses) of a particular securities market index) may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment objective. In addition, each Hybrid Portfolio may vary from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the

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coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Each Portfolio follows a distinct set of investment strategies. Consequently, each Portfolio may be subject to different risks. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “About the Investment Portfolios — Investments, Risks, and Performance — Principal Risks.” However, other factors may also affect a Portfolio’s investment results. There is no assurance that a Portfolio will achieve its investment objective(s) or that it will not lose value.

To the extent the EQ/First Trust Moderate Growth Allocation Portfolio invests in Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, or foreign securities), the performance of the Portfolio will be subject to the risks of investing in such securities or other instruments. The Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors. Some of the risks, including principal risks of investing in the Underlying ETFs, are discussed below. More information about the Underlying ETFs is available in their respective prospectuses. Because the EQ/First Trust Moderate Growth Allocation Portfolio invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments. In this section, the term “Portfolio” may include the EQ/First Trust Moderate Growth Allocation Portfolio, an Underlying ETF, or both.

Principal Investment Risks: As indicated in “About the Investment Portfolios — Investments, Risks, and Performance — Principal Risks,” a Portfolio may be subject to the following principal risks. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect a Portfolio’s performance.

Asset Allocation Risk: The investment performance of an allocation Portfolio depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause a Portfolio to lose value, may not produce the desired results, or may cause a Portfolio’s results to lag relevant benchmarks or other portfolios with similar investment objectives. For example, weighting equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, weighting debt securities too heavily during a period of stock market appreciation may result in lower total return.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, a Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Portfolio’s performance due to missed investment opportunities and may also subject a Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Collateralized Debt Obligations Risk: Collateralized debt obligations (“CDOs”) involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The risks of an investment in a CDO also depend in part on the quality and type of the collateral and the class or “tranche” of the CDO in which a Portfolio invests. Normally, collateralized bond obligations, collateralized loan obligations, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid under

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a Portfolio’s liquidity policies. CDOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default particularly during periods of economic downturn; (c) the possibility that a Portfolio may invest in CDOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CDOs also can be difficult to value, and the use of CDOs may result in losses to a Portfolio.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, but a Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. To the extent a Portfolio invests in convertible securities issued by small- or mid-cap companies, it also will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Credit Risk: A Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact a Portfolio’s investments or investment process.

Derivatives Risk: A derivative instrument is generally an investment contract the value of which depends upon (or is

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derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Examples of derivative instruments include, among others, futures contracts, options contracts, options on futures contracts, forward contracts, and swaps. Particular derivative instruments that a Portfolio may use are described under “Investments, Risks, and Performance — Principal Investment Strategies” in this Prospectus. The following provides a more general discussion of important risk factors (e.g., management risk, leveraging risk, liquidity risk, market and interest rate risk, counterparty and credit risk, and other risks) relating to all derivative instruments that a Portfolio may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.

Management Risk: Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Leveraging Risk: Derivatives may be leveraged such that a small investment can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and a Portfolio could lose more than the amount it invested. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. Some derivatives can have the potential for unlimited losses.

Liquidity Risk: It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. When a Portfolio uses derivatives, it likely will be required to provide margin or collateral and/or segregate cash or other liquid assets. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets also could limit a Portfolio’s ability to pursue other opportunities as they arise.

Market and Interest Rate Risk: Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Portfolio’s derivatives positions could lose value. Derivatives may not behave as anticipated by a Portfolio, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Portfolio investments.

Counterparty and Credit Risk: A Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual

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obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent a Portfolio has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.

Other Risks: Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful. Derivatives also may involve fees, commissions, or other costs that may reduce a Portfolio’s gains or exacerbate its losses from the derivatives.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Legislative and regulatory developments may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Such developments may also impact a Portfolio’s ability to invest, or remain invested, in certain derivatives and subject a Portfolio to additional recordkeeping and reporting requirements. For example, future regulations may require a Portfolio to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Portfolio’s derivatives transactions. The Adviser or a Sub-Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of a Portfolio. Legislation or regulation may also change the way in which a Portfolio itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

A discussion of additional risks associated with particular derivative instruments follows:

Futures Contract Risk: There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

Options Contract Risk: By writing put options, a Portfolio takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When a Portfolio writes a put option, it

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assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and a Portfolio is not able to close out its written put options, it may result in substantial losses to the Portfolio. By writing a call option, a Portfolio may be obligated to deliver instruments underlying an option at less than the market price. When a Portfolio writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that a Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Portfolio purchased the instrument and the strike price of the option. A Portfolio will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that a Portfolio has purchased is never exercised or closed out, the Portfolio will lose the amount of the premium it paid and the use of those funds.

Forward Contract Risk: There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Swaps Risk: Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Portfolio is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that a Portfolio is contractually entitled to receive. As a seller of a credit default swap, a Portfolio effectively adds economic leverage because, in addition to its total net assets, the Portfolio is subject to investment exposure on the entire notional amount of the contract. See “Leveraging Risk” above. Additionally, holding a position in a credit default swap could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Companies Risk: A Portfolio may invest in distressed debt securities, including loans, bonds and notes, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. A Portfolio may lose a substantial portion or all of its investment in such securities or it may be required to accept cash, securities or other property with a value less than the Portfolio’s original investment. Defaulted debt securities involve risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Dividend Risk: Dividends received on common stocks are not fixed but are paid at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which a Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates

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rise, the prices of such securities may fall. A sharp rise in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend.

Dollar Roll and Sale-Buyback Transactions: Dollar roll and sale-buyback transactions may increase a Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio.

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could result in a material adverse impact to a Portfolio’s holdings and the performance of a Portfolio. In addition, there is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in the fossil fuel industry and the prices of related commodities. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities generally have greater price volatility than fixed income securities.

ESG Considerations Risk: Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to a Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect a Portfolio’s exposure to certain sectors or types of investments and may impact a Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause a Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of a Portfolio’s ESG considerations will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues. A Portfolio may invest in companies that do not reflect the values and beliefs of any particular investor.

Exchange-Traded Funds (“ETFs”) Risk: A Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. A Portfolio does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.

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In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results.

Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio using such a focused investment strategy may experience greater performance volatility than a Portfolio that is more broadly invested.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, war or other political or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies

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are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures or intervene in the financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets. Investments in China A-shares are subject to trading restrictions, quota limitations, and clearing and settlement risks.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the

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desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. Withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant market disruption globally and introduce new legal and regulatory uncertainties.

The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. During a transition period that will extend to December 2020, and that can be extended for an additional period, the UK will have access to the EU single market and be subject to EU regulation. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of a Portfolio’s investments.

Geographic Concentration Risk: A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse economic, political, social, currency, or regulatory developments. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, fires, droughts or tsunamis and are economically sensitive to environmental events. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries.

International Fair Value Pricing Risk: A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that the use of fair value pricing will limit a Portfolio’s ability to implement its investment strategy (e.g., reduce the volatility of the Portfolio’s share price) or achieve its investment objective.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S.

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securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Trade Suspensions Risk: Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities or instruments, the Portfolio’s ability to liquidate its positions may be compromised and the Portfolio could incur significant losses.

Government Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and government sponsored enterprises (“GSEs”) (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)), are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or repayment of principal. This would result in losses to a Portfolio. Securities issued or guaranteed by GSEs are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio.

Health Sciences Companies Risk: Health sciences companies can be adversely affected by, among other things, intense competitive challenges; the need for government approval to offer products and services; product obsolescence; the failure of the issuer to develop new products; the expiration of patent rights; product liability or other litigation; price controls imposed by governments; reductions in government funding; and changes in legislation or government regulations, including uncertainty regarding health care reform and how it will be implemented.

Index Strategy Risk: A Portfolio (or a portion thereof) that employs an index strategy generally invests in all of the securities included in (or “replicates”) an index or invests in a representative sampling of such securities, regardless of market trends, to seek to track the performance of an unmanaged index of securities, whereas an actively managed Portfolio (or portion thereof) typically seeks to outperform a benchmark index. A Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent the companies represented in the index are concentrated in particular sectors or industries, a Portfolio will be subject to investment concentration risk. In addition, although the index strategy attempts to closely track the relevant index, a Portfolio may not invest in all of the securities in the index. Also, unlike index performance, a Portfolio’s performance will be reduced by its fees and expenses. Cash flow into and out of a Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match or achieve a high degree of correlation to that of the relevant index. Tracking error may cause a Portfolio’s

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performance to be less than expected. In addition, to the extent a Portfolio’s investments track the relevant index, the Portfolio may underperform other portfolios that invest more broadly.

To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, a Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

To the extent a Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index. A Portfolio’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development with respect to an issuer of securities held by the Portfolio could result in a greater decline in net asset value than would be the case if the Portfolio held all of the securities in the index.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Portfolio may have no income at all from such investments.

Information Technology Sector Risk: Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of a Portfolio.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At times, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities allocated to any one portfolio may decrease. To the extent a Portfolio with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on such a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as such a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of a Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price Thus, the sensitivity of a Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there

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can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.

A significant or rapid rise in interest rates could result in losses to a Portfolio. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics and may possess certain speculative characteristics.

Investment Style Risk: A Portfolio may use a particular style or set of styles — for example, growth or value investing styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Portfolio using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Portfolio also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Portfolio using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Large Shareholder Risk: A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of Portfolios

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for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to a Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that a Portfolio pays to engage in these practices are additional costs borne by the Portfolio and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Portfolio compared with what it would have been had the Portfolio not used leverage. There can be no assurance that a Portfolio’s use of any leverage will be successful. When a Portfolio utilizes certain of these practices, it must comply with certain asset segregation requirements, which at times may require the Portfolio to dispose of some of its holdings at an unfavorable time or price. The need to segregate assets also could limit a Portfolio’s ability to pursue its objectives or other opportunities as they arise.

LIBOR Risk: Trillions of dollars’ worth of financial products and contracts around the world, including some of the Portfolios’ investments, utilize the London Interbank Offered Rate (or “LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is produced daily by averaging the rates reported by a number of banks. LIBOR may be a significant factor in determining a Portfolio’s payment obligations under a derivative investment, the cost of financing to a Portfolio, or an investment’s value or return to a Portfolio, and may be used in other ways that affect a Portfolio’s investment performance. Current plans call for LIBOR to be phased out by the end of 2021. Financial industry groups have begun planning for a transition to the use of a different reference or benchmark rate, but there are obstacles to converting certain securities and transactions to a new reference or benchmark rate. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Portfolio’s performance or net asset value. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unreliable or is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio. Any pricing adjustments to a Portfolio’s investments resulting from an alternative reference or benchmark rate may also adversely affect the Portfolio’s performance and/or net asset value.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which a Portfolio may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and a Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. A Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under

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adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a similar investment at the same time as a Portfolio could decrease the liquidity of such an investment, especially during periods of market stress. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Rule 22e-4 under the Investment Company Act mandates certain liquidity risk management practices for open-end funds (excluding money market funds), including the Portfolios (other than EQ/Money Market Portfolio). Among other things, the rule requires open-end funds, including the Portfolios, to establish, and the Portfolios have established, a liquidity risk management program to assess, manage, and periodically review the Portfolios’ liquidity risk, based on certain factors specified in the rule. The program is intended to reduce liquidity risk, but it may not work as intended. Analyses, judgments and decisions made in connection with administering the program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the rule may increase a Portfolio’s expenses, may negatively affect a Portfolio’s yield and return potential, and may not reduce a Portfolio’s liquidity risk.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair a Portfolio’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

A Portfolio’s investments in loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer a Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a Portfolio’s Sub-Adviser may be required to rely exclusively on its own analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants (or “maintenance covenants”) that dictate certain minimum and maximum financial performance levels. Certain types of loans contain fewer maintenance covenants than traditional loans (or no maintenance covenants at all) and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Portfolio’s ability to reprice credit risk associated with the borrower and reduce a Portfolio’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Portfolio’s exposure to

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losses on these types of loans may be increased, especially during a downturn in the credit cycle.

A Portfolio may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. A Portfolio may also purchase a participation in a loan interest that is held by another party. When a Portfolio’s loan interest is a participation, the Portfolio may have less control over the exercise of remedies than the party selling the participation interest, and the Portfolio normally would not have any direct rights against the borrower. It is possible that a Portfolio could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Market Risk: A Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation, changes in interest rates or currency rates, lack of liquidity in the markets, or adverse investor sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Changes in value may be temporary or may last for extended periods. A Portfolio may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Furthermore, scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Portfolio investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

In addition, markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the

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performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

Certain money market funds are institutional money market funds, which means that the net asset value of the fund’s shares will “float”. A money market fund with a floating net asset value does not maintain a stable $1.00 net asset value per share; rather, its net asset value will fluctuate with changes in the values of the securities in which the fund invests. An institutional money market fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities may decrease the value of such securities, which could result in losses to a Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

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If a Portfolio purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.

Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.

Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During periods of market stress or high redemptions, a Portfolio may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.

Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks.

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Multiple Sub-Adviser Risk: The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect a Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of a Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of a Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

New Portfolio Risk: Certain Portfolios may be relatively new and small with limited operating history. A new Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long-term and a Portfolio may not be successful in implementing its respective investment strategies. Portfolio performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Portfolio is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new Portfolios. There can be no assurance that such Portfolios will grow to or maintain an economically viable size, which could result in a Portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Diversification Risk: To the extent that an index Portfolio becomes non-diversified as necessary to approximate the composition of its index, the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Non-Diversified Portfolio Risk: A non-diversified Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Non-Investment Grade Securities Risk: Bonds rated below BBB by S&P or Fitch or below Baa by Moody’s or, if unrated, determined by the investment manager to be of comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be

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subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative.

Oil and Gas Sector Risk: The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs, and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). As a result, the value of these companies may fluctuate widely. Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Portfolio Management Risk: A Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected, possibly for quite some time, which could adversely affect decision making for a Portfolio, as well as a Portfolio’s operations or performance. There can be no assurance that the use of these technologies will result in effective investment decisions for a Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return. A Portfolio that adopts new investment objectives or policies or portfolio management strategies, has a new or an additional Sub-Adviser, and/or undergoes a reorganization with another Portfolio may experience substantially increased portfolio turnover due to the differences between the Portfolio’s previous and current investment objectives and policies and portfolio management strategies.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market

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prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that a Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by a Portfolio may pay off principal more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Falling interest rates generally result in quicker payoffs as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the issuer of a security held by a Portfolio may pay off principal more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities and heighten interest rate risk. Additionally, a Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to a Portfolio. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which a Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Portfolio’s net asset value.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a Portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the

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direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on an investing Portfolio. Similar treatment may also apply to REIT-like entities under the laws of the countries in which they were formed. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Redemption risk also is greater to the extent that one or more investors control a large percentage of investments in a Portfolio, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreements Risk: Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risks Related to Investments in Underlying ETFs: A Portfolio that invests in Underlying ETFs will indirectly bear fees and expenses paid by those Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect a Portfolio’s performance. In addition, the Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. In addition, because each Underlying ETF is managed independently, the same security may be held by different Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary. A Portfolio does not control the investments of the Underlying ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The Underlying ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its

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investment in an Underlying ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results.

Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Sector Risk: To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending Risk: A Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to seek income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. government or its agencies, or a standby letter of credit issued by qualified banks. A Portfolio could lose money on its investment of cash collateral. To the extent that portfolio securities acquired with such collateral have decreased in value, it may result in a Portfolio realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into a Portfolio. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral) or in the recovery of the loaned securities or possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities. Securities loans are subject to termination by a Portfolio (lender) or a borrower at any time. If a Portfolio terminates a securities loan, it will forego any income on the loan after the termination. Loans will be made only to firms deemed by the Adviser to be of good standing and approved by the Board and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on

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which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Portfolio. When a Portfolio is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Sovereign Debt Securities Risk: Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt for a variety of reasons including, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt obligations may be collected and there may be few or no effective legal remedies for collecting on such debt. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Special Situations Risk: A Portfolio may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes a longer time to close than a Sub-Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Technology Sector Risk: The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of

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development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Utilities Concentration Risk: The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of the Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Variable and Floating Rate Securities Risk: The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or an alternative reference rate. Such a floor protects a Portfolio from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Portfolio may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in a Portfolio’s value to the extent that it invests in variable rate securities.

Volatility Management Risk: The Adviser (or a Sub-Adviser, as the case may be) from time to time may employ various volatility management techniques or make short-term adjustments to a Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing certain Portfolios. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when a Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser (or a Sub-Adviser). Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns. The result of a Portfolio’s volatility management strategy will be subject to the Adviser’s (or a Sub-Adviser’s) ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser (or a Sub-Adviser) to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of a Portfolio’s volatility management strategy also will be subject to the Adviser’s (or a Sub-Adviser’s) ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser (or a Sub-Adviser) may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser (or a Sub-Adviser) uses proprietary modeling tools to implement a Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose a Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser (or a Sub-Adviser) from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose a Portfolio to costs, such as increased portfolio transaction

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costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. When equity exposure is reduced, a lack of correlation between the changes in the value of the futures contracts or other instruments used in connection with the volatility management strategy and the value of a Portfolio’s other equity investments (if any) being hedged could result in losses. Any one or more of these factors may prevent a Portfolio from achieving the intended volatility management or could cause a Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in a Portfolio, may result in underperformance by a Portfolio. For example, if a Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. A Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used. In addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security a Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that a Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

General Investment Risks: Each Portfolio is subject to the following general risks. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect a Portfolio’s performance.

Asset Class Risk: A Portfolio is subject to the risk that the returns from the asset classes, or types of securities in which it invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cybersecurity and Operational Risk: A Portfolio and its service providers and your ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Portfolio or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Portfolio and its shareholders.

The occurrence of any of these problems could result in a loss of information, the inability to process Portfolio transactions or calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance

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costs or other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or Portfolio service providers to identify all of the cybersecurity or other operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, leading to significant loss of value. A Portfolio may incur substantial costs to prevent or address cybersecurity incidents in the future.

Insurance Fund Risk: The Portfolios are available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and modeling tools used to manage, a Portfolio (e.g., with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the modeling tools used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or modeling tools and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates may be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Recent Market Conditions Risk: An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused

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losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Portfolios invest, and on the overall performance of a Portfolio.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Portfolios invest, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser or a sub-adviser relies, and could otherwise disrupt the ability of a Portfolio’s service providers to perform essential tasks. Such impacts could impair a Portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Portfolio’s service providers, and negatively impact a Portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which certain Portfolios invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus and by price competition among key oil producing countries.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks

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have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a Portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Portfolio that uses the fund as an investment option for the Portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European

Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are subject to negotiation. During a transition period that will extend to December 2020, and that can be extended for an additional period, the United Kingdom will have access to the EU single market and be subject to EU regulation. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

Regulatory Risk: Each Portfolio is subject to a variety of laws and regulations that govern its operations. Each Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”), and certain Portfolios are also subject to regulation by the Commodity Futures Trading Commission (“CFTC”). Each Portfolio is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws or regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, may impact the Portfolio’s investment policies or strategies, or

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may reduce the attractiveness of an investment. A Portfolio also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward. A Portfolio also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser also is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and, with respect to Portfolios that employ derivatives investments to a greater extent, serves as a CPO. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs, which may be borne by a Portfolio and may affect the Portfolio’s returns.

Risk Management: The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sub-Adviser Selection Risk: A Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an Affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.

Valuation Risk: The price at which a Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before a Portfolio determines its net asset value. A Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

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Additional Information about Risks: Additional information that may be associated with a Portfolio’s principal risks but that may not be principal to a Portfolio’s investment strategies follows. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect a Portfolio’s performance.

Banking Industry Sector Risk: To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Concentration Risk: If an Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Counterparty Risk: A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Financial Services Sector Risk: To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Industrials Sector Risk: The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of a Portfolio.

Inverse Floaters Risk: Inverse floaters are securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters typically involve leverage, which can magnify a Portfolio’s losses; accordingly, the holder of an inverse floater could lose more than its principal investment.

Municipal Securities Risk: Municipal securities risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.

Quantitative Investing Risk: A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A Portfolio’s securities selection can be adversely affected if it relies

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on erroneous or outdated data or flawed models or computer systems. As a result, a Portfolio may have a lower return than if the Portfolio were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.

Risks of Investing in Other Investment Companies: A Portfolio that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular investment company will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the investment company, which will vary. A Portfolio does not control the investments of the other investment companies, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The other investment companies may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the investment company at a time and price that is unfavorable to the Portfolio.

Structured Securities Risk: Because structured securities of the type in which a Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. A Portfolio may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

Tax Risk: A Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Unseasoned Companies Risk: Unseasoned companies are companies that have been in operation for less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

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Benchmarks and other Indexes

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return is net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

A Portfolio’s investment performance will change over time with the value of its underlying investments, and recent performance may differ significantly from performance for the time periods shown in this Prospectus.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

The Adviser has created one or more custom benchmarks (identified below with an asterisk) to show how a Portfolio’s performance compares with the returns of a volatility managed index or indexes.

In addition, as discussed in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. The following provides additional information about these indexes, as well.

45% Bloomberg Barclays U.S. Treasury Bond 3-7 Year Index/26.5% MSCI EAFE® Index/7.5% S&P Midcap 400 Index/17% S&P 500® Index/4% Russell 2000® Index is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the Bloomberg Barclays U.S. Treasury Bond 3-7 Year Index at a weighting of 45%, the MSCI EAFE® Index at a weighting of 26.5%, the S&P Midcap 400 Index at a weighting of 7.5%, the S&P 500® Index at a weighting of 17%, and the Russell 2000® Index at a weighting of 4%.

50% Bloomberg Barclays U.S. Intermediate Government Bond Index/20% MSCI EAFE® Index/3.5% S&P Midcap 400 Index/23% S&P 500® Index/3.5% Russell 2000® Index is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 20%, the S&P Midcap 400 Index at a weighting of 3.5%, the S&P 500® Index at a weighting of 23% and the Russell 2000® Index at a weighting of 3.5%.

50% S&P 500 Energy Index/50% S&P 500 Equal Weight Energy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the S&P 500® Energy Index at a weighting of 50%

50% Volatility Managed Index-Large Cap Core / 50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index* is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Volatility Managed Index-Large Cap Core at a weighting of 50% and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 50%.

60% MSCI World 100% Hedged to USD Index/40% Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index is a hypothetical combination of unmanaged indexes. This composite or “blended” index combines the total return of the MSCI World 100% Hedged to USD Index at a weighting of 60% and the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index at a weighting of 40%.

85% MSCI ACWI Information Technology (Net) Index/15% MSCI ACWI Health Care (Net) Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI ACWI Information Technology (Net) Index at a weighting of 85% and the MSCI ACWI Health Care (Net) Index at a weighting of 15%.

The EQ/AB Dynamic Growth Index is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 30%, the MSCI EAFE® Index at a weighting of 21%, the S&P 400 Index at a weighting of 4%, the S&P 500® Index at a weighting of 41% and the Russell 2000® Index at a weighting of 4%.

The EQ/AB Dynamic Moderate Growth Index is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 18%, the S&P 400 Index at a weighting of 4%, the S&P 500® Index at a weighting of 34% and the Russell 2000® Index at a weighting of 4%.

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The EQ/AB Dynamic Aggressive Growth Index is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 20%, the MSCI EAFE® Index at a weighting of 24%, the S&P 400 Index at a weighting of 5%, the S&P 500® Index at a weighting of 46% and the Russell 2000® Index at a weighting of 5%.

Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed income markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index is an unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years.

Bloomberg Barclays U.S. Treasury Bond 3-7 Year Index is an unmanaged index of securities consisting of all U.S. Treasury securities that have remaining maturities of 3 to 7 years.

Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index. The US TIPS Index is a subset and the largest component of the Global Inflation-Linked Bond Index. US TIPS are not eligible for other Bloomberg Barclays nominal Treasury or broad-based aggregate bond indices. The US TIPS was launched in March 1997.

Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index is an unmanaged index of securities consisting of all U.S. Treasury securities that have remaining maturities of 7 to 10 years.

Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of one to 10 years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and investment grade corporate bonds with maturities of one to 10 years.

Bloomberg Barclays Intermediate U.S. Treasury Index is an unmanaged, market value weighted index that measures U.S. dollar-denominated, fixed rate, nominal debt issued by the U.S. Treasury that have a remaining maturity between one and 10 years.

Bloomberg Barclays World Government Inflation-linked Bond Index measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linked fund is likely and able to invest. To be included a market must have aggregate issuance of $4 billion or more and have minimum rating of A3/A- for G7 and eurozone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

DJ EuroSTOXX 50® Index, Europe’s leading blue-chip index for the eurozone, provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Dow Jones Global Utilities Index is a subset of the Dow Jones Global Index, which targets 95% coverage of markets that are open to foreign investors, and it represents the utilities industry as defined by ICB.

FTSE 100 Index is a market capitalization weighted index representing the performance of the 100 largest blue chip companies, listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening.

FTSE EPRA/NAREIT Global (Net) Index is designed to track the performance of listed real estate companies and REITS in both developed and emerging markets.

ICE BofAML 1-Year U.S. Treasury Note Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of one year.

ICE BofAML 3-Month U.S. Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

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International Proxy Index is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the DJ EuroSTOXX 50® Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%.

Morgan Stanley Capital International (MSCI) AC World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 24 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) ACWI ex U.S. Growth (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 22 developed markets (excluding the U.S.) and 23 emerging markets and has growth style characteristics.

Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International (MSCI) Emerging Markets (Gross Dividends) IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Morgan Stanley Capital International (MSCI) Emerging Markets (Net Dividends) IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudia Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Morgan Stanley Capital International (MSCI) World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

Morgan Stanley Capital International (MSCI) MSCI ACWI Energy Index includes large and mid cap securities across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. All securities in the index are classified in the Energy as per the Global Industry Classification Standard (GICS®).

Morgan Stanley Capital International (MSCI) MSCI ACWI Utilities Index captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries*. All securities in the index are classified in the Utilities sector as per the Global Industry Classification Standard (GICS®).

MSCI World 100% Hedged to USD Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries* and its local performance is calculated in 13 different currencies, including the Euro.

Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Index measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Index measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the

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total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Growth Index measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Index measures the performance of approximately 2,500 of the smallest companies in the Russell 3000® Index. It is market-capitalization weighted.

Russell 2500™ Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 3000® Health Care Index is an unmanaged index representative of companies involved in medical services or health care in the Russell 3000® Index.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Index measures the performance of approximately 800 of the smallest companies in the Russell 1000, which represents about 31% of the total market capitalization of the Russell 1000. It is market-capitalization weighted.

Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

S&P North American Technology Sector Index is a modified capitalization-weighted index composed of U.S. traded securities classified under the Global Industry Classification Standard (GICS®) technology (sector) and Internet retail (sub-industry).

Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index” or ”S&P 400 Index”) is a weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

S&P Composite 1500® Energy Index comprises those companies included in the S&P Composite 1500® Index that are classified as members of the GICS® energy sector.

S&P 500® Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

TOPIX Index is a free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

Volatility Managed Index — Global Blend* is a blend of the Volatility Managed Index-Large Cap Core and the Volatility Managed Index-International.

Volatility Managed Index — Global Proxy Blend* is a blend of the Volatility Managed Index-Large Cap Core and the Volatility Managed Index-International Proxy.

Volatility Managed Index — International* applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index — International II* applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — International described above, which generally would result in lower volatility.

Volatility Managed Index — International Proxy* applies a formula to the International Proxy Index adjusting the equity exposure of the International Proxy Index when certain volatility levels are reached.

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Volatility Managed Index — International Proxy II* applies a formula to the International Proxy adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core* applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core II* applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — LCC described above, which generally would result in lower volatility.

Volatility Managed Index — Mid Cap Core* (“VMI — MCC”) applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core II* applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — MCC described above, which generally would result in lower volatility.

Volatility Managed Index — Small Cap Core* (“VMI — SCC”) applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core II* applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — SCC described above, which generally would result in lower volatility.

Volatility Managed Index — Large Cap Growth* applies a formula to a blend of the S&P 500® Index and the Russell 1000® Growth Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Value* applies a formula to a blend of the S&P 500® Index and the Russell 1000® Value Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Value* applies a formula to a blend of the S&P 400 Index and the Russell Midcap® Value Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Value* applies a formula to a blend of the Russell 2000® Index and the Russell 2000® Value Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

“Blended” performance numbers assume a static mix of the indexes. The Adviser believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

EQ Advisors Trust	More information on strategies, risks, benchmarks and underlying ETFs	579

Information regarding the Underlying ETFs

The following is additional information regarding the Underlying ETFs in which EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Management Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio and EQ/Goldman Sachs Growth Allocation Portfolio currently may invest, including principal investment objectives, principal investment strategies and principal investment risks identified by the Underlying ETFs. If you would like more information about the Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional. The information below is derived from disclosures contained in each Underlying ETF’s Prospectus. The Adviser makes no representations regarding the accuracy or completeness of this information.

Each Portfolio’s Sub-Adviser may add new Underlying ETFs or replace existing Underlying ETFs without notice or shareholder approval.

Underlying ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risk

US Large Cap
SPDR® S&P 500® ETF Trust	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”).	The Fund seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index, with the weight of each stock in the portfolio substantially corresponding to the weight of such stock in the Index.	• Passive Strategy/Index Risk • Index Tracking Risk • Equity Investing Risk
Vanguard S&P 500 ETF	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor’s 500 Index (the “Index”), a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Investment Style Risk • ETF Risk
iShares® Core S&P 500® ETF Trust	Seeks to track the investment results of an index composed of large-capitalization U.S. equities.

The Fund employs an indexing investment approach designed to track the performance of the S&P 500® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk.

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

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Underlying ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risk

US Mid Cap
iShares® Core S&P Mid-Cap ETF	Seeks to track the investment results of an index composed of mid-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

SPDR® S&P MidCap 400 ETF	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P MidCap 400® IndexTM	The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the Index.	• Equity Investing and Market Risk • Passive Strategy/Index Risk • Index Tracking Risk • Mid-Capitalization Companies Risk

EQ Advisors Trust	Information regarding the underlying ETFs	581

Underlying ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risk

Small Cap
iShares® Russell 2000 ETF	Seeks to track the investment results of an index composed of small-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the Russell 2000® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Consumer Discretionary Sector Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

Underlying ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risk

International Developed
iShares® Core MSCI EAFE ETF	Seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.	The Fund employs an indexing approach to track the performance of the MSCI EAFE IMI Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

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Underlying ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risk

Investment Grade
iShares® iBoxx $ Investment Grade Corporate Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds.	The Fund employs an indexing approach designed to track the performance of the Markit iBoxx® USD Liquid Investment Grade Index (the “Index”), by generally investing at least 90% of its assets in component securities of the Index and at least 95% of its assets in investment-grade corporate bonds. The Fund may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents as well as bonds not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Cyber Security Risk

•  Financials Sector Risk

•  Geographic Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Tracking Error Risk

Vanguard Intermediate-Term Corporate Bond ETF	Seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity.	The fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index (the “Index”). The fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics.	• Interest Rate Risk • Credit Risk • Income Risk • Index Sampling Risk • Liquidity Risk • ETF Risk

EQ Advisors Trust	Information regarding the underlying ETFs	583

4. Management of the Trust

This section gives you information on the Trust, the Adviser and the Sub-Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among one hundred and nine (109) Portfolios, fifty-five (55) of which are authorized to issue Class IA, Class IB and Class K shares, fifty (50) of which are authorized to issue Class IB and Class K shares, and four (4) of which are authorized to issue Class K shares. This Prospectus describes the Class IA, Class IB and Class K shares of forty-three (43) Portfolios, the Class IB and Class K shares of thirty-six (36) Portfolios, and the Class K shares of four (4) Portfolios. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Trust’s Board of Trustees oversees generally the operations of the Portfolios. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, and accountants, who provide services to the Portfolios. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Portfolios that you should consider in determining whether to purchase Portfolio shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or a Portfolio and any shareholder, or to create any right in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Adviser

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Adviser to each Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to the EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, and ATM International Managed Volatility Portfolio. FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each of the other Portfolios offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles, and had approximately $116.5 billion in assets under management as of December 31, 2019. The Trust is part of a family of mutual funds advised by the Adviser which also includes EQ Premier VIP Trust and 1290 Funds.

The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Portfolios. The Adviser has supervisory responsibility for the management and investment of each Portfolio’s assets and develops the investment objectives and investment policies for the Portfolios. The Adviser also has full discretion to make all determinations with respect to the investment of a Portfolio’s assets. As further discussed below, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers. In addition, the Adviser is responsible for the management of certain Portfolios’ investments in ETFs.

With respect to the ATM and Hybrid Portfolios, in addition to its managerial responsibilities, the Adviser is responsible for determining the allocation of assets between actively and passively managed portions of the Portfolios, developing and overseeing the proprietary research model used to manage the portions of the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have

584	Management of the Trust	EQ Advisors Trust

been approved by the Trust’s Board of Trustees. With respect to the ATM Portfolios and certain of the Hybrid Portfolios, the Adviser also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of the Portfolios. With respect to certain of the Hybrid Portfolios, the Adviser also is responsible for advising the ETF Allocated Portions of the Portfolios (including selecting Underlying ETFs in which the Portfolios invest).

The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

The Adviser selects Sub-Advisers to manage a Portfolio’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers (if any) retained for other allocated portions of the Portfolio.

The Adviser plays an active role in monitoring each Portfolio’s (or portion thereof) and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with a Portfolio’s (or portion thereof’s) investment style and objectives.

Beyond performance analysis, the Adviser monitors significant changes that may impact a Sub-Adviser’s overall business. The Adviser monitors continuity in each Sub-Adviser’s operations and changes in investment personnel and senior management. The Adviser performs due diligence reviews with each Sub-Adviser no less frequently than annually.

The Adviser obtains detailed, comprehensive information concerning Portfolio (or portion thereof) and Sub-Adviser performance and Portfolio (or portion thereof) operations that is used to supervise and monitor the Sub-Advisers and Portfolio (or portion thereof) operations. The Adviser has a dedicated team responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which Portfolio (or portion thereof) performance is measured.

The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees. The Adviser also may allocate a Portfolio’s assets to additional Sub-Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Sub-Advisers. The Adviser recommends Sub-Advisers for a Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

If the Adviser hires, terminates or replaces a Sub-Adviser to a Portfolio or adjusts the asset allocation among Sub-Advisers in a Portfolio the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as a sub-adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Investments, Risks and Performance” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any Portfolio that has undergone Sub-Adviser changes and/or changes to the investment objective or policies of the Portfolio.

A committee of FMG LLC investment personnel is primarily responsible for (i) selecting, monitoring and overseeing each Portfolio’s Sub-Adviser(s); (ii) determining the allocation of assets between the actively and passively managed portions of and developing and overseeing the proprietary modeling tools used to manage the portions of the EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality

EQ Advisors Trust	Management of the Trust	585

Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Technology Portfolio, EQ/500 Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees; (iii) developing and overseeing the proprietary modeling tools used to manage the equity exposure of the EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio and (iv) managing the ETF Allocated Portion of and the modeling tools used to manage the ETF Allocated Portion of each of the EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Global Bond PLUS Portfolio, and Multimanager Technology Portfolio.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011, as a Vice President of FMG LLC since June 2016, and as Lead Director of AXA Equitable since October 2018. From October 2013 to September 2018 he was a Senior Director, and from November 2008 to September 2013 he was a Director, of AXA Equitable. He joined FMG LLC in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds managed by FMG LLC.

Miao Hu, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2016 and as a Vice President of FMG LLC since June 2016. She has served as a Director of Portfolio Analytics of FMG LLC since December 2014. She joined AXA Equitable as a Lead Manager in November 2013.

Kevin McCarthy has served as an Assistant Portfolio Manager of FMG LLC and a Director of AXA Equitable since December 2018. He served as a Lead Manager of AXA Equitable from August 2015 to November 2018. He is manager of the asset allocation strategy for funds of funds managed by FMG LLC. Prior to joining AXA Equitable, he was a Senior Quantitative Analyst at Aviva Investors from October 2013 to August 2015.

Information about each portfolio manager’s compensation, other accounts he or she manages, and his or her ownership of securities of the Portfolios is available in the Portfolios’ SAI.

The Adviser has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Trust’s Board of Trustees, to hire, terminate and replace Sub-Advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Adviser may not enter into a sub- advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act)

586	Management of the Trust	EQ Advisors Trust

(“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

The Sub-Advisers

Each Portfolio’s investments are selected by one or more Sub-Advisers, which act independently of one another. The following describes each Portfolio’s Sub-Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Portfolio is available in the SAI.

1832 Asset Management U.S. Inc. (“1832 Asset Management”), 1 Adelaide Street East, Toronto, Ontario, Canada M5C2V9, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. 1832 Asset Management is an indirect wholly owned subsidiary of The Bank of Nova Scotia (“Scotiabank”). Scotiabank is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries. Scotiabank is publicly traded on the Toronto and New York Stock Exchanges under the symbol BNS. As of December 31, 2019, 1832 Asset Management had approximately $646 million in assets under management.

Noah Blackstein is primarily responsible for the day-to-day management of an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. Mr. Blackstein is a Vice President of 1832 Asset Management and joined 1832 Asset Management in 1997 as a portfolio manager. His investment experience dates from 1993.

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein serves as Sub-Adviser to the EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/AB Short Duration Government Bond Portfolio, EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, and EQ/Small Company Index Portfolio. AllianceBernstein also serves as Sub-Adviser to the Active and Index Allocated Portions of the EQ/AB Small Cap Growth Portfolio, EQ/Large Cap Value Managed Volatility Portfolio and EQ/Quality Bond PLUS Portfolio. AllianceBernstein also serves as Sub-Adviser to the Index Allocated Portion of each of the EQ/Emerging Markets Equity PLUS Portfolio, Multimanager Aggressive Equity Portfolio, and Multimanager Technology Portfolio. AllianceBernstein also serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Mid Cap Growth Portfolio. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2019, AllianceBernstein had approximately $622.915 billion in assets under management.

AllianceBernstein’s Dynamic Allocation Portfolio Team (“ADAPT”) is responsible for the volatility management toolset used to manage the EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, and for portfolio construction. ADAPT relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. In implementing the Portfolio’s index-based strategy, ADAPT is supported by AllianceBernstein’s Passive Equity Investment Team. The Team is led by Daniel J. Loewy, CFA® and Brian T. Brugman.

Daniel J. Loewy, CFA® is Chief Investment Officer — Multi-Asset Solutions investment unit and a partner at AllianceBernstein. He is also Chief Investment Officer — Dynamic Asset Allocation and oversees all aspects of AllianceBernstein’s Dynamic Asset Allocation portfolios, including research, portfolio construction and new product design. Mr. Loewy, CIO and Director of Research-Dynamic Asset Allocation Strategies, joined AllianceBernstein in 1996 and has had portfolio management responsibilities for more than five years.

Brian T. Brugman is a Portfolio Manager on the Multi-Asset team, where he manages a range of tactical investment strategies incorporating traditional and alternative assets. He previously served as a senior quantitative analyst on the Dynamic Asset Allocation team, where he helped to research and design the group’s investment process and tool set. Mr. Brugman joined the firm in 2007 as a quantitative analyst focusing on the design and management of bespoke portable alpha and liability-driven investment solutions.

AllianceBernstein’s US Small/SMID Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts, manages and makes investment decisions for the Active Allocated Portion of the EQ/AB Small Cap Growth Portfolio and the Multimanager Mid Cap Growth Portfolio. The US Small/SMID Cap Growth Team relies heavily on its fundamental analysis and research. In

EQ Advisors Trust	Management of the Trust	587

addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The three members of the US Small/SMID Cap Growth Team with the most significant responsibility for the investment decisions for the Portfolio are: Bruce Aronow, Samantha Lau and Wen-Tse Tseng.

Bruce Aronow is Senior Vice President, Portfolio Manager/Research Analyst and serves as team leader for the Small/SMID Cap Growth Team. He is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Samantha Lau is Senior Vice President, Portfolio Manager/Research Analyst and is responsible for research and portfolio management for the Small/SMID Cap Growth technology sector. Ms. Lau joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Wen-Tse Tseng is Senior Vice President and Portfolio Manager/Research Analyst and is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector. Mr. Tseng joined AllianceBernstein in 2006.

AllianceBernstein’s Passive Equity Investment Team, which is responsible for the management of all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the EQ/International Equity Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, the EQ/Small Company Index Portfolio, the EQ/Large Cap Growth Index Portfolio, the EQ/Common Stock Index Portfolio, the EQ/Equity 500 Index Portfolio, Multimanager Technology Portfolio, the EQ/500 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio and ATM International Managed Volatility Portfolio. The Passive Equity Investment Team relies heavily on quantitative tools. The team also is responsible for the investment decisions for the Index Allocated Portion of each of the EQ/AB Small Cap Growth Portfolio, the EQ/Emerging Markets Equity PLUS Portfolio, the EQ/Large Cap Value Managed Volatility Portfolio and the Multimanager Aggressive Equity Portfolio.

Judith DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P MidCap, S&P Small Cap, Russell 2000, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts.

Joshua Lisser is Senior Vice President/Chief Investment Officer, Index Strategies and is a member of the Blend Solutions Team. He joined AllianceBernstein in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services.

Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Group and was appointed to Portfolio Manager-Index Strategies in 2009, focusing on custom index and structured equity products.

The North American Value Investment Policy Group, comprised of senior North American Value Investment Team members, manages and makes investment decisions for the Active Allocated Portion of the EQ/Large Cap Value Managed Volatility Portfolio. The North American Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Active Allocated Portion of the Portfolio. The members of the North American Value Investment Policy Group with the most significant responsibility for the investment decisions for the Active Allocated Portion of the Portfolio are: Joseph Gerard Paul, and Cem Inal.

Joseph Gerard Paul* has been Senior Vice President/CIO — US Value Equities since 2009. He also serves as CIO for Strategic Equities at AllianceBernstein. Mr. Paul has been with AllianceBernstein and Sanford C. Bernstein & Co., a predecessor company, since 1987.

Cem Inal has been Senior Vice President/Portfolio Manager at AllianceBernstein since 2014. He also serves as Senior Research Analyst and is the sector leader of the technology team. He has been with AllianceBernstein since 2003 and has 25 years of industry experience. Mr. Inal previously co-managed AllianceBernstein’s International Small Cap Value service from its inception in 2014 to 2016.

*	Effective December 31, 2020, Joseph Gerard Paul will no longer be a Portfolio Manager of the Portfolio.

The U.S. Core Fixed Income Team, comprised of senior Core Fixed Asset Team members, manages and makes investment decisions for the EQ/AB Short Duration Government Bond

588	Management of the Trust	EQ Advisors Trust

Portfolio and the Active Allocated Portion and the Passive Allocated Portion of the EQ/Quality Bond PLUS Portfolio. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. Members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S. Core Fixed Income accounts.

The management of and investment decisions for the EQ/AB Short Duration Government Bond Portfolio and the EQ/Quality Bond PLUS Portfolio are the joint and primary responsibility of Michael S. Canter, Shawn E. Keegan, Douglas J. Peebles, Janaki Rao and Dimitri Silva, CFA®

Michael S. Canter is Senior Vice President - Director - US Multi-Sector & Securitized Assets of AllianceBernstein. Dr. Canter joined AllianceBernstein in 2007 as a Senior Vice President and is currently the Director of US Multi-Sector and Securitized Assets. He is also the head of the Securitized Assets Research Group, which is responsible for AllianceBernstein’s investing efforts in agency mortgage-backed securities, non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities and other asset-backed securities.

Shawn E. Keegan is Senior Vice President, Portfolio Manager - Credit of AllianceBernstein. Mr. Keegan is a member of the Credit portfolio management team focusing on US and global portfolios. He is also a member of the US Multi-Sector and Canada Fixed Income portfolio management teams, for which he serves as credit specialist. Mr. Keegan joined AllianceBernstein in 1997 as a portfolio assistant.

Douglas J. Peebles* is Chief Investment Officer - AllianceBernstein Fixed Income. In addition, Mr. Peebles is co-chairman of the Interest Rates and Currencies Research Review team, which is responsible for setting interest-rate and currency policy for all fixed-income portfolios. In his role of CIO of Fixed Income, he focuses on AllianceBernstein’s fixed income investment processes, strategy and performance across portfolios globally. He is also responsible for supporting AllianceBernstein’s global distribution efforts and focusing on the firm’s strategic relationships. He is also the lead portfolio manager for AllianceBernstein’s Unconstrained Bond Strategy. Mr. Peebles joined the firm in 1987.

Janaki Rao is a Senior Vice President, Portfolio Manager and Head of Agency Mortgage-Backed Securities Research, where he oversees agency mortgage-backed securities (MBS) research, including fundamental and relative-value research. Before joining the firm in 2013, Mr. Rao spent seven years in the US Interest Rate Strategy Group at Morgan Stanley, where he was responsible for covering the agency MBS market.

Dimitri Silva, CFA® is a Vice President, Portfolio Manager and member of the US Multi-Sector, Global Multi-Sector and Fixed Income Absolute Return Teams at AllianceBernstein. He joined AllianceBernstein in 2007.

*	Effective December 31, 2020, Douglas J. Peebles will no longer be a Portfolio Manager of the Portfolios.

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) (formerly, RCM Capital Management LLC), 555 Mission St., San Francisco, CA 94105, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Technology Portfolio. AllianzGI U.S. is an indirect wholly owned subsidiary of Allianz SE, a European-based, multinational insurance and financial services holding company that is publicly traded. As of December 31, 2019, AllianzGI U.S. had approximately $122.3 billion in assets under management.

Huachen Chen, Walter C. Price and Michael Seidenberg are primarily responsible for the investment decisions for an Active Allocated Portion of the Multimanager Technology Portfolio.

Huachen Chen, CFA®, is a senior portfolio manager, senior analyst and a managing director with Allianz Global Investors, which he joined in 1984. He is co-lead portfolio manager of the Global Technology strategy. Mr. Chen has more than 30 years of investment-industry experience.

Walter C. Price, CFA®, is a senior portfolio manager, senior analyst and a managing director with Allianz Global Investors, which he joined in 1974. He is co-lead portfolio manager of the Global Technology strategy. Mr. Price has more than 40 years of investment-industry experience.

Michael Seidenberg is a portfolio manager, analyst and a director with Allianz Global Investors, which he joined in 2009. He is a member of the Global Technology team. Mr. Seidenberg has 17 years of investment-industry experience.

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-Adviser to the EQ/American Century Mid Cap Value Portfolio and the EQ/American Century Moderate Growth Allocation Portfolio and as Sub-Adviser to an Active Allocated Portion of the Multimanager Mid Cap Value Portfolio. American Century is a wholly-owed subsidiary of American Century Companies, Inc. As of December 31, 2019, American Century had approximately $178.1 billion in assets under management.

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Kevin Toney, Phillip N. Davidson, Michael Liss, and Brian Woglom are primarily responsible for the investment decisions for the EQ/American Century Mid Cap Value Portfolio and an Active Allocated Portion of the Multimanager Mid Cap Value Portfolio.

Kevin Toney is Chief Investment Officer - Global Value Equity, Senior Vice President and Senior Portfolio Manager. He joined American Century in 1999 and became a portfolio manager in 2006. He is a CFA charterholder.

Phillip N. Davidson is Senior Vice President and Executive Portfolio Manager. He joined American Century in 1993 as a portfolio manager. He is a CFA charterholder.

Michael Liss is Vice President and Senior Portfolio Manager. He joined American Century in 1998 and became a portfolio manager in 2004. He is a CFA charterholder and a CPA.

Brian Woglom is Vice President and Senior Portfolio Manager. He joined American Century in 2005. He became a senior investment analyst in 2008 and a portfolio manager in 2012. He is a CFA charterholder.

Cleo Chang, Rich Weiss, Radu C. Gabudean, Ph.D., Vidya Rajappa, and Rene Casis are primarily responsible for the investment decisions for the EQ/American Century Moderate Growth Allocation Portfolio.

Cleo Chang is Senior Vice President and Head of Investment Solutions. She has managed the Portfolio since 2018. She joined American Century Investments in 2015.

Richard Weiss is Chief Investment Officer — Multi-Asset Strategies, Senior Vice President and Senior Portfolio Manager. He has managed the Portfolio since 2018. Mr. Weiss joined American Century Investments in 2010. He also serves as a member of the Asset Allocation Committee.

Radu C. Gabudean, Ph.D. is Vice President and Portfolio Manager. He has managed the Portfolio since 2018. Dr. Gabudean joined American Century Investments in 2013.

Vidya Rajappa, CFA®, is Vice President and Portfolio Manager. She has managed the Portfolio since 2018. Ms. Rajappa joined American Century Investments in 2018. Previously, she served in roles as senior vice president of multi-asset solutions and senior vice president of global analytics at AllianceBernstein L.P. She is a CFA charterholder.

Rene Casis is a Portfolio Manager. He has managed the Portfolio since 2018. Mr. Casis joined American Century Investments in 2018. Before joining American Century in 2018, Mr. Casis was partner and head of trading with 55 Institutional LLC, where he was a member of the firm’s senior management team responsible for oversight of portfolio management and trading execution. Previously, Mr. Casis served as an investment strategist and senior portfolio manager for iShares at BlackRock. Prior to that, he was head of the Delta-1 trading desk at Barclays Capital and was a senior portfolio manager for the index portfolio management team at Barclays Global Investors.

AXA Investment Managers (“AXA IM”), 100 W. Putnam Avenue, 4th Floor, Greenwich, CT 06830, serves as Sub-Adviser to the EQ/AXA Investment Managers Moderate Allocation Portfolio. AXA IM is an indirect wholly-owned subsidiary of AXA Investment Managers, S.A., which is a wholly-owned subsidiary of The AXA Group. As of December 31, 2019, AXA IM had approximately $72.83 billion in assets under management.

Benoit Delabre, Laurent Rabatel and Nicolas Sadone are primarily responsible for the investment decisions for the EQ/AXA Investment Managers Moderate Allocation Portfolio.

Benoit Delabre joined AXA IM in January 2007 as a Portfolio Manager.

Laurent Rabatel joined AXA IM in December 2014 as a Portfolio Manager. Prior to joining AXA IM, he spent seven years with Lyxor Asset Management in Paris, France, as a structured products Portfolio Manager.

Nicolas Sadone joined AXA IM in January 2015 as a Portfolio Manager. Prior to joining AXA IM, he spent seven years with Barclays Wealth (2007-2014) in Paris, France, as a Risk Advisor on structured products and as a structured products Development Manager. He is also a CIIA holder.

BNY Mellon Investment Adviser, Inc. (“BNY Mellon Investment Adviser”), 240 Greenwich Street, New York, NY 10286, is the Sub-Adviser to the EQ/Money Market Portfolio. BNY Mellon (formerly, the Dreyfus Corporation) was founded in 1951 and currently manages approximately 141 domestic investment company portfolios. As of December 31, 2019, BNY Mellon Investment Adviser had approximately $236 billion in assets under management for such portfolios.

BlackRock Investment Management, LLC (“BIM”), 1 University Square Drive, Princeton, NJ 08540 manages the EQ/BlackRock Basic Value Equity Portfolio and serves as a Sub-Adviser to a portion of the Active Allocated Portion of the

590	Management of the Trust	EQ Advisors Trust

EQ/Large Cap Value Managed Volatility Portfolio. In addition, BlackRock serves as Sub-Adviser to the Index Allocated Portion of each of the EQ/Franklin Balanced Managed Volatility Portfolio, the EQ/Franklin Small Cap Value Managed Volatility Portfolio, the EQ/Global Equity Managed Volatility Portfolio, the EQ/Morgan Stanley Small Cap Growth Portfolio, the EQ/ClearBridge Select Equity Managed Volatility Portfolio, the EQ/Templeton Global Equity Managed Volatility Portfolio, the EQ/Global Bond PLUS Portfolio, the EQ/International Core Managed Volatility Portfolio, the EQ/International Value Managed Volatility Portfolio, the EQ/Large Cap Core Managed Volatility Portfolio, the EQ/Large Cap Growth Managed Volatility Portfolio, the EQ/Mid Cap Value Managed Volatility Portfolio, the Multimanager Mid Cap Growth Portfolio, the ATM International Managed Volatility Portfolio, the ATM Large Cap Managed Volatility Portfolio, the ATM Mid Cap Managed Volatility Portfolio, the ATM Small Cap Managed Volatility Portfolio, the EQ/400 Managed Volatility Portfolio, the EQ/500 Managed Volatility Portfolio, the EQ/2000 Managed Volatility Portfolio, and the EQ/International Managed Volatility Portfolio, and the Multimanager Mid Cap Value Portfolio. BIM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). BlackRock is a publicly-traded corporation (NYSE: BLK), independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BIM is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2019, BIM and its affiliates had approximately $7.429 trillion in investment company and other portfolio assets under management.

The Index Allocated Portion of each of the EQ/Franklin Balanced Managed Volatility Portfolio, the EQ/Morgan Stanley Small Cap Growth Portfolio, the EQ/Franklin Small Cap Value Managed Volatility Portfolio, the EQ/Large Cap Core Managed Volatility Portfolio, the EQ/Large Cap Growth Managed Volatility Portfolio, the EQ/Mid Cap Value Managed Volatility Portfolio, the EQ/ClearBridge Select Equity Managed Volatility Portfolio, the EQ/Global Equity Managed Volatility Portfolio, the EQ/International Core Managed Volatility Portfolio, the EQ/International Value Managed Volatility Portfolio, the EQ/Templeton Global Equity Managed Volatility Portfolio, the Multimanager Mid Cap Growth Portfolio, the Multimanager Mid Cap Value Portfolio, the EQ/500 Managed Volatility Portfolio, the EQ/400 Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio and ATM International Managed Volatility Portfolio is managed by Alan Mason, Amy Whitelaw, Jennifer Hsui, CFA®, Rachel M. Aguirre, and Suzanne Henige.

Alan Mason, Managing Director of BlackRock since 2009; Managing Director of BlackRock since 2016; Senior Equity Research Analyst and Portfolio Manager at Pzena Investment Management from 2006 to 2016.

Amy Whitelaw, Managing Director of BlackRock since 2013; Director of BlackRock from 2009 to 2012; Principal of BGI from 2000 to 2009.

Jennifer Hsui, CFA®, Managing Director of BlackRock since 2011; Director of BlackRock from 2009 to 2011; Principal of BGI from 2006 to 2009.

Rachel M. Aguirre, Managing Director of BlackRock since 2018; Director of BlackRock from 2012 to 2017; Vice President of BlackRock from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

Suzanne Henige, CFA, Director of BlackRock since 2016; Vice President of BlackRock from 2011 to 2015.

The Index Allocated Portion of the EQ/Franklin Balanced Managed Volatility Portfolio tracking the Intermediate Government Credit Index is managed by Scott Radell and Karen Uyehara. Mr. Radell and Ms. Uyehara also have joint and primary responsibility for managing the Index Allocated Portion of the EQ/Global Bond PLUS Portfolio.

Scott Radell Managing Director of BlackRock since 2009; Head of San Francisco Fixed Income Core PM within BlackRock’s Systematic Fixed Income Portfolio Management Group since 2009; Portfolio Manager of BGI from 2003 to 2009.

Karen Uyehara Director of BlackRock since 2010; Portfolio Manager of Western Asset Management Company from 2005 to 2010.

Carrie King, Joseph Wolfe, Tony DeSpirito, David Zhao and Franco Tapia, CFA® are the portfolio managers of the EQ/BlackRock Basic Value Equity Portfolio, and are jointly and primarily responsible for the investment decisions for the Portfolio. Mr. Wolfe and Ms. King also are portfolio managers to a portion of the Active Allocated Portion of the EQ/Large Cap Value Managed Volatility Portfolio. Mr. Wolfe is the senior portfolio manager and Ms. King is the associate portfolio manager.

Carrie King, Managing Director of BlackRock since 2010; Director of BlackRock from 2007 to 2010; Vice President of BlackRock in 2006.

EQ Advisors Trust	Management of the Trust	591

Joseph Wolfe, CFA®, CQF, FRM, Director of BlackRock since 2012; Head of Quantitative Active Research at Northern Trust from 2005 to 2012.

Tony DeSpirito, Managing Director of BlackRock since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.

David Zhao, Managing Director of BlackRock since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.

Franco Tapia, CFA®, Managing Director of BlackRock since 2016; Senior Equity Research Analyst and Portfolio Manager at Pzena Investment Management from 2006 to 2016.

BlackRock Financial Management, Inc. (“BFM”), 40 East 52nd Street, New York, NY 10022, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Core Bond Portfolio. BFM is an indirect wholly-owned subsidiary of BlackRock. As of December 31, 2019, BFM and its affiliates had approximately $7.429 trillion in investment company and other portfolio assets under management.

Bob Miller, Akiva Dickstein and David Rogal are primarily responsible for the investment decisions for an Active Allocated Portion of the Multimanager Core Bond Portfolio.

Akiva Dickstein, Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.

Bob Miller, Managing Director of BlackRock since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.

David Rogal, Managing Director of BlackRock since 2019; Director of BlackRock from 2014 to 2018; Vice President of BlackRock from 2011 to 2013.

Capital International, Inc. (“Capital International”), 333 S. Hope Street Los Angeles, CA 90071, serves as a Sub-Adviser to the EQ/Capital Group Research Portfolio and also serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Large Cap Core Managed Volatility Portfolio. Capital International has been providing investment management services since 1987. As of December 31, 2019, Capital International had $32.2 billion in assets under management.

Capital International’s research portfolios are comprised of a team of investment analysts who are responsible for making investment decisions for the portfolio within their individual area of coverage. Each of Capital International’s research portfolios has one or more Research Portfolio Coordinator(s). They are responsible for, among other things, facilitating the communication of investment ideas, monitoring cash flows and allocating the portfolio’s assets among the analysts. Capital International’s Equity Investment Committee oversees this process. Research Portfolio Coordinators also have analyst responsibilities within the research portfolio.

Todd Saligman and Carlos Schonfeld serve as research coordinators for the EQ/Capital Group Research Portfolio and are jointly and primarily responsible for the investment decisions for the EQ/Capital Group Research Portfolio. In addition, they serve as co-research portfolio coordinators for a portion of the Active Allocated Portion of the EQ/Large Cap Core Managed Volatility Portfolio and are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the EQ/Large Cap Core Managed Volatility Portfolio.

Todd Saligman is co-research portfolio coordinator and Vice President of the Capital International Investors division of Capital Research and Management Company (an affiliate of Capital International). Todd has 11 years of investment experience and has been with Capital for 7 years.

Carlos Schonfeld is co-research portfolio coordinator and Partner of the Capital International Investors division of Capital Research and Management Company (an affiliate of Capital International). Carlos has 22 years of investment experience and has been with Capital for 21 years.

ClearBridge Investments, LLC (“ClearBridge”), 620 Eighth Avenue, New York, NY 10018, serves as Sub-Adviser to the EQ/ClearBridge Large Cap Growth Portfolio. ClearBridge also serves as Sub-Adviser to the Active Allocated Portion of the EQ/ClearBridge Select Equity Managed Volatility Portfolio and to a portion of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. ClearBridge, an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors, is a wholly-owned subsidiary of Legg Mason, Inc. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2019, ClearBridge’s total assets under management were approximately $154.6 billion, including $24.9 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

592	Management of the Trust	EQ Advisors Trust

Peter Bourbeau and Margaret Vitrano are jointly and primarily responsible for the investment decisions for the EQ/ClearBridge Large Cap Growth Portfolio.

Peter Bourbeau, Portfolio Manager and Managing Director of ClearBridge. He joined ClearBridge or its predecessor in 1991 and has 29 years of investment industry experience.

Margaret Vitrano, Portfolio Manager and Managing Director of ClearBridge. She joined ClearBridge or its predecessor in 1997 and has 24 years of investment industry experience.

Aram E Green is primarily responsible for the investment decisions for the Active Allocated Portion of the EQ/ClearBridge Select Equity Managed Volatility Portfolio.

Aram E. Green is Managing Director and a Portfolio Manager of ClearBridge and has been employed at ClearBridge since 2006. Aram has more than nineteen years of investment industry experience.

Richard Freeman and Evan Bauman are responsible for the investment decisions for an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio.

Richard Freeman, Portfolio Manager and Managing Director of ClearBridge since 1983, has more than 44 years of securities business experience, 36 years of which have been with ClearBridge or its predecessors.

Evan Bauman, Portfolio Manager and Managing Director of ClearBridge, has been with ClearBridge or its predecessors since 1996. He has more than 24 years of investment industry experience.

Diamond Hill Capital Management, Inc. (“Diamond Hill”), 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Mid Cap Value Managed Volatility Portfolio and the Multimanager Mid Cap Value Portfolio. Diamond Hill, an Ohio corporation, is a wholly owned subsidiary of Diamond Hill Investment Group, Inc. As of December 31, 2019, Diamond Hill had approximately $23.4 billion in assets under management.

Chris Welch, CFA® serves as portfolio manager to a portion of the Active Allocated Portion of the EQ/Mid Cap Value Managed Volatility Portfolio and the Multimanager Mid Cap Value Portfolio. He is primarily responsible for the day-to-day management of a portion of the Active Allocated Portion of each Portfolio.

Chris Welch, CFA® currently serves as Portfolio Manager and Managing Director of Diamond Hill, positions he has held since 2005 and 2019 respectively.

DoubleLine Capital LP (“DoubleLine”), 333 S. Grand Avenue, Suite 1800, Los Angeles, CA 90071, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Core Bond Portfolio. DoubleLine is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and was organized in 2009. As of December 31, 2019, DoubleLine had approximately $148.7 billion in assets under management.

Jeffrey E. Gundlach and Andrew Hsu are jointly and primarily responsible for the investment decisions for an Active Allocated Portion of the Multimanager Core Bond Portfolio.

Jeffrey E. Gundlach is co-founder, Chief Executive Officer, and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer and Chief Investment Officer of DoubleLine since its inception in December 2009.

Andrew Hsu is Portfolio Manager of DoubleLine. Mr. Hsu has been Portfolio Manager since its inception in December 2009.

EARNEST Partners, LLC (“EARNEST”), 1180 Peachtree Street, NE, Suite 2300, Atlanta, GA 30309, is an employee-owned Atlanta-based investment adviser. EARNEST is owned approximately 87% by Westchester Limited, LLC and 13% by EP Partner Pool, LLC. EARNEST is the Sub-Adviser to the Active Allocated Portion of the EQ/Emerging Markets Equity PLUS Portfolio and a Sub-Adviser for a portion of the Active Allocated Portion of the EQ/International Core Managed Volatility Portfolio. As of December 31, 2019, EARNEST had approximately $26.2 billion in assets under management.

Paul Viera, Chief Executive Officer and Partner of EARNEST, is primarily responsible for the investment decisions for the Active Allocated Portion of the EQ/Emerging Markets Equity PLUS Portfolio and for a portion of the Active Allocated Portion of the EQ/International Core Managed Volatility Portfolio. Prior to founding EARNEST in 1998, he was a Vice President at Bankers Trust in both New York and London. He later joined Invesco where he became a Global Partner and senior member of its Investment Team. He has over 30 years of investment experience.

Federated Global Investment Management Corp. (“Federated”) 101 Park Avenue, New York, NY 10178, serves as Sub-Adviser to a portion of the Active Allocated Portion of the EQ/International Core Managed Volatility Portfolio. Federated Advisory Services Company, an affiliate of

EQ Advisors Trust	Management of the Trust	593

Federated, is located at 1001 Liberty Avenue, Pittsburgh PA 15222 and provides research, quantitative analysis, equity trading, transaction settlement and certain support services to Federated. Federated and its affiliated companies provide investment advice to high net worth individuals, institutions, investment companies, pooled investment vehicles, pension and profit sharing plans, government entities, insurance companies, charitable organizations and corporations. As of December 31, 2019, Federated and affiliated companies had approximately $575.9 billion in assets under management.

Richard Winkowski Jr. is Senior Vice President, Senior Portfolio Manager and is responsible for portfolio management in the global equity area. Mr. Winkowski joined Federated in 1998.

Dariusz Czoch, CFA®, is Vice President, Portfolio Manager, Senior Investment Analyst and is responsible for portfolio management and research in the global equity area. Mr. Czoch joined Federated in 2008.

FIAM LLC, 900 Salem Street, Smithfield, Rhode Island 02917, serves as Sub-Adviser to the EQ/Fidelity Institutional AM® Large Cap Portfolio. FIAM LLC is an indirectly held subsidiary of FMR LLC. As of December 31, 2019, FIAM LLC managed approximately $98.3 billion in assets.

Robert Stansky, Steven Kaye, Brian Lempel, John Mirshekari, Douglas Simmons, Pierre Sorel, Chip Perrone, Jody Simes, Melissa Reilly and Ashley Fernandes are primarily responsible for the investment decisions for the EQ/Fidelity Institutional AM® Large Cap Portfolio.

Robert Stansky is head of FMR’s Stock Selector Large Cap Group. Since joining Fidelity Investments in 1983, Mr. Stansky has worked as a research analyst and portfolio manager.

Steven Kaye is a member of FMR’s Stock Selector Large Cap Group (health care sector). Since joining Fidelity Investments in 1985, Mr. Kaye has worked as a research analyst, assistant director of equity research, and portfolio manager.

Brian Lempel is a member of FMR’s Stock Selector Large Cap Group (communication services and information technology sector). Since joining Fidelity Investments in 2004, Mr. Lempel has worked as a research analyst and portfolio manager.

John Mirshekari is a member of FMR’s Stock Selector Large Cap Group (industrials sector). Since joining Fidelity Investments in 2003, Mr. Mirshekari has worked as a research analyst and portfolio manager.

Douglas Simmons is a member of FMR’s Stock Selector Large Cap Group (utilities sectors). Since joining Fidelity Investments in 2003, Mr. Simmons has worked as a portfolio manager.

Pierre Sorel is a member of FMR’s Stock Selector Large CapGroup (financials and real estate sectors). Since joining Fidelity Investments in 1998, Mr. Sorel has worked as an equity research analyst and portfolio manager.

Chip Perrone is a member of FMR’s Stock Selector Large Cap Group (consumer discretionary sector). Since joining Fidelity Investments in 2007, Mr. Perrone has worked as a research analyst and portfolio manager.

Jody Simes is a member of FMG’s Stock Selector Large Cap Group (materials sector). Since joining Fidelity in 1993, Mr. Simes has worked as a fixed income trader, a research analyst and portfolio manager.

Melissa Reilly is a member of FMR’s Stock Selector Large Cap Group (consumer staples sector). Since joining Fidelity Investments in 2004, Ms. Reilly has worked as a chief investment officer and portfolio manager.

Ashley Fernandes, CFA® is a member of FMR’s Stock Selector Large Cap Group (energy sector). Since joining Fidelity Investments in 2008, Mr. Fernandes has worked as a global energy analyst, research analyst and portfolio manager.

First Trust Advisors L.P. (“First Trust”), 120 East Liberty Drive, Wheaton, Illinois 60187, serves as Sub-Adviser to the EQ/First Trust Moderate Growth Allocation Portfolio. As of December 31, 2019, First Trust had approximately $145.498 billion in assets under management and/or supervision.

John Gambla, CFA, FRM, PRM, and Rob A. Guttschow, CFA, are primarily responsible for the investment decisions for the EQ/First Trust Moderate Growth Allocation Portfolio.

John Gambla, CFA, FRM, PRM, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Mr. Gambla, has served in a variety of roles throughout his career including: portfolio management, research, business development and strategy development. He joined First Trust in July 2011.

594	Management of the Trust	EQ Advisors Trust

Rob Guttschow, CFA, is a senior portfolio manager for the Alternatives Investment Team at First Trust. He joined First Trust in July 2011.

Franklin Advisers, Inc. (“Franklin Advisers”), One Franklin Parkway, San Mateo, CA 94403-1906, is the Sub-Adviser to the Active Allocated Portion of the EQ/Franklin Balanced Managed Volatility Portfolio and the Multimanager Mid Cap Growth Portfolio. Franklin Advisers is also the Sub-Adviser to the EQ/Franklin Rising Dividends Portfolio and the EQ/Franklin Strategic Income Portfolio. Franklin Advisers is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2019, Franklin Advisers, together with its affiliates, had approximately $376.6 billion in assets under management.

The Active Allocated Portion of the EQ/Franklin Balanced Managed Volatility Portfolio is managed by a team of dedicated professionals focused on investments in debt and equity securities. The lead portfolio manager of the team is Edward D. Perks, CFA®. Mr. Perks has primary responsibility for the investments of the Portfolio. He has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Todd Brighton, CFA® and Brendan Circle are members of the team of professionals managing the Portfolio.

Edward D. Perks, CFA® is Executive Vice President and Chief Investment Officer of Franklin Templeton Multi-Asset Solutions. Prior thereto, he was Chief Investment Officer of Franklin. He joined Franklin Templeton Investments in 1992. He has had portfolio management responsibilities for more than five years.

Todd Brighton is a senior vice president and head of direct investment portfolio management for Franklin Templeton Multi-Asset Solutions. He joined Franklin Templeton Investments in 2000.

Brendan Circle, CFA, is a Vice President, Portfolio Manager and Research Analyst for Franklin Templeton Multi-Asset Solutions. In this role, Mr. Circle serves as a comanager of Franklin Income Fund and related portfolios. He also specializes in analyzing investment opportunities across the fixed income markets for the Multi-Asset Solutions team. Mr. Circle joined Franklin Templeton Investments in 2014. Prior to this current role, he served as a research analyst for the Franklin Templeton Fixed Income Group, focusing on high yield corporate bonds. Mr. Circle is a Chartered Financial Analyst (CFA) Charterholder, as well as a member of the CFA Institute and the CFA Society of San Francisco.

Michael McCarthy, CFA®, and Bradley T. Carris, CFA® are the members of the portfolio management team primarily responsible for the investment decisions for an Active Allocated Portion of the Multimanager Mid Cap Growth Portfolio. Members of the team work jointly to determine investment strategy and security selection for the Portfolio. Mr. McCarthy joined Franklin Advisers in 1992 and has had portfolio management responsibilities since he joined the firm.

Michael McCarthy, CFA®, Executive Vice President, Chief Investment Officer and Portfolio Manager of Franklin Advisers, joined Franklin Templeton Investments in 1992.

Bradley T. Carris, CFA®, Vice President, Portfolio Manager and Research Analyst with Franklin Equity Group, joined Franklin Templeton Investments in 2001. Mr. Carris specializes in research analysis of finance and bank industries while leading the financial and business services team.

Nicholas P. B. Getaz, CFA® and Matt Quinlan, CFA® are the members of the portfolio management team primarily responsible for the investment decisions for EQ/Franklin Rising Dividends Portfolio. Mr. Getaz and Mr. Quinlan work jointly to determine investment strategy and security selection for the Portfolio. Amritha Kasturirangan and Nayan Sheth also are members of the portfolio management team and provide support to the co-lead portfolio managers as needed.

Nicholas P. B. Getaz, CFA is Co-Lead Portfolio Manager of Franklin Advisers. He joined Franklin Templeton Investments in 2011.

Matt Quinlan, CFA® is a Vice President, Co-Lead Portfolio Manager and Research Analyst with the Franklin Equity Group. He joined Franklin Templeton Investments in 2005 as a research analyst and became a portfolio manager in 2007.

Amritha Kasturirangan, CFA®, is a Portfolio Manager and Research Analyst of Franklin Advisers. She joined Franklin Templeton Investments in 2009 and has been an analyst for the Rising Dividends strategy since April 2012.

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Nayan Sheth, CFA®, is a Portfolio Manager and Research Analyst of Franklin Advisers. He joined Franklin Templeton Investments in 2014 and has been an analyst for the Rising Dividends strategy since January 2014.

Patricia O’Connor, CFA, Dr. Sonal Desai, William Chong, CFA® and David Yuen, CFA® are co-lead portfolio managers and are jointly and primarily responsible for the day-to-day management of the EQ/Franklin Strategic Income Portfolio. They have equal authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time. Patricia O’Connor provides the Portfolio with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Patricia O’Connor, CFA is a Vice President of Franklin Advisers. She joined Franklin Templeton Investments in 1997.

Dr. Sonal Desai is Executive Vice President and Chief Investment Officer of Franklin Fixed Income Group. She joined Franklin Templeton Investments in 2009.

William Chong, CFA®, Vice President and Portfolio Manager for the Franklin Templeton Fixed Income Group, joined Franklin Templeton in 2008. Mr. Chong performs portfolio construction and implementation for multi-sector fixed income strategies.

David Yuen, CFA®, Senior Vice President and Director of Quantitative Strategy in the Franklin Templeton Fixed Income department, joined Franklin Templeton in 1988. Mr. Yuen develops portfolio strategies and investment processes with emphasis on sector allocation, portfolio construction, risk budgeting, attribution and relative value security selection procedures.

Franklin Mutual Advisers, LLC (“Franklin Mutual”), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Sub-Adviser to the Active Allocated Portion of the EQ/Franklin Small Cap Value Managed Volatility Portfolio. Franklin Mutual is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2019, Franklin Mutual, together with its affiliates, had approximately $48.7 billion in assets under management.

The Active Allocated Portion of the Portfolio is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers have responsibility for the investment decisions for the Portfolio and operate as a team to develop ideas and implement investment strategy for the Portfolio. The portfolio managers for the team include Steven B. Raineri, Christopher Meeker, CFA® and Nicholas Karzon, CFA®. Mr. Raineri is primarily responsible for the investments of the Portfolio.

Steven B. Raineri, lead portfolio manager of Franklin Mutual, joined Franklin Templeton Investments in 2005 serving in various capacities, including co-lead portfolio manager since 2007. He has more than 20 years of experience in the investment industry.

Christopher Meeker, CFA®, Portfolio Manager and Research Analyst of Franklin Mutual, joined Franklin Templeton Investments in September 2012.

Nicholas Karzon, CFA®, Nick Karzon is a research analyst and assistant portfolio manager for Franklin Mutual Series. He is an assistant portfolio manager for the Franklin Small Cap Value Fund. His research coverage includes US small-cap equities within the financial services, REIT and regulated utility sectors. He joined Franklin Templeton Investments in April 2014.

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, NY 10282, serves as the Sub-Adviser of the EQ/Goldman Sachs Moderate Growth Allocation Portfolio, the EQ/Goldman Sachs Growth Allocation Portfolio, and the EQ/Goldman Sachs Mid Cap Value Portfolio. As of December 31, 2019, GSAM had approximately $1.70 trillion in assets under supervision.

Federico Gilly, Matthew Schwab and Oliver Bunn are primarily responsible for the investment decisions for EQ/Goldman Sachs Growth Allocation Portfolio and EQ/Goldman Sachs Moderate Growth Allocation Portfolio.

Federico Gilly, Managing Director. Mr. Gilly is co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies (AIS) team within GSAM’s Quantitative Investment Strategies platform. He joined GSAM in 2000.

Matthew Schwab, Managing Director. Mr. Schwab is co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies (AIS) team within GSAM’s Quantitative Investment Strategies platform. He joined GSAM in 2007.

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Oliver Bunn, Vice President. Mr. Bunn is a portfolio manager on the Alternative Investment Strategies (AIS) team within Goldman Sachs Asset Management’s Quantitative Investment Strategies platform. He joined the firm in 2014 and is primarily focused on alternative risk premia and hedge fund beta strategies. Prior to this role, Oliver researched and developed equity strategy indices at Barclays.

Sung Cho and Adam Agress are primarily responsible for the investment decisions for the EQ/Goldman Sachs Mid Cap Value Portfolio.

Sung Cho, CFA, Managing Director, joined GSAM in 2004. He is a portfolio manager on the Fundamental Equity U.S. Equity Team, where he has broad research responsibilities across the U.S. Equity strategies. He became a portfolio manager in 2015.

Adam Agress, Vice President, has been a portfolio manager on the Fundamental Equity U.S. Equity Team since 2017, where he has broad research responsibilities.

Harris Associates LP (“Harris”), located at 111 S. Wacker Drive, Chicago, IL 60606, is the Sub-Adviser to the Active Allocated Portion of the EQ/International Value Managed Volatility Portfolio. Harris is an investment adviser that primarily provides discretionary investment advisory services to individuals and institutions, including registered investment companies. As of December 31, 2019, Harris’ total assets under management were approximately $120 billion.

David G. Herro and Michael L. Manelli are jointly and primarily responsible for the investment decisions for the Active Allocated Portion of the Portfolio.

David G. Herro, CFA® is a Partner, Deputy Chairman, Chief Investment Officer-International Equities and a Portfolio Manager of Harris. Mr. Herro has 34 years of investment industry experience and has been with Harris since 1992.

Michael L. Manelli, CFA® is a Partner, Vice President, a Senior International Investment Analyst and a Portfolio Manager of Harris. Mr. Manelli has 18 years of investment industry experience and has been with Harris since 2005.

HS Management Partners, LLC (“HSMP”), 640 Fifth Avenue, 18th Floor, New York, NY 10019, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio. HSMP is a 100% employee owned investment manager and was founded in 2007. As of December 31, 2019, HSMP had approximately $3.6 billion in assets under management.

Harry Segalas is the Managing Partner and Chief Investment Officer of HSMP. Harry Segalas founded the firm in 2007. Prior to that, he served as Chairman, CEO, and Chief Investment Officer of W.P. Stewart & Co., Inc. Mr. Segalas has over 38 years of financial industry experience.

Invesco Advisers, Inc. (“Invesco”), 1555 Peachtree Street, N.E., Atlanta, GA 30309, serves as the Sub-Adviser to the EQ/Invesco Global Real Estate Portfolio, the EQ/Invesco International Growth Portfolio, the EQ/Invesco Moderate Allocation Portfolio, the EQ/Invesco Moderate Growth Allocation Portfolio, the EQ/Invesco Comstock Portfolio, the EQ/Invesco Global Portfolio, and a portion of the Active Allocated Portion of the EQ/Global Equity Managed Volatility Portfolio. Invesco and its affiliates are indirect wholly-owned subsidiaries of Invesco Ltd., a publicly traded company, that through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2019, Invesco and its affiliates had over $1.226 billion in assets under management.

Kevin C. Holt, CFA, Devin E. Armstrong, CFA, James N. Warwick and Charles DyReyes, have joint and primary responsibility for the investment decisions for the EQ/Invesco Comstock Portfolio.

Kevin C. Holt CFA, (co-lead) has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was a Managing Director and Portfolio Manager with Van Kampen Asset Management (“VKAM”) since 1999 and a portfolio manager of the Portfolio since April 2005.

Devin E. Armstrong CFA, (co-lead) has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was Vice President and Portfolio Manager at VKAM since July 2007, and research analyst from August 2004 to July 2007. He has been a portfolio manager of the Portfolio since July 2007.

James N. Warwick has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was an Executive Director and Portfolio Manager at VKAM since May 2002 and a Portfolio Manager of the Portfolio since July 2007.

Charles DyReyes, CFA, Portfolio Manager, has been associated with Invesco and/or its affiliates since November 2015. From 2010 to 2015, he served as a senior equity analyst with Brandywine Global Investment Management. He has been a portfolio manager of the Portfolio since November 2015.

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Duy Nguyen, CFA®, Jacob Borbidge, CFA, Brian Schneider CFA, and Robert Young, CFA, have joint and primary responsibility for the investment decisions for the EQ/Invesco Moderate Allocation Portfolio and the EQ/Invesco Moderate Growth Allocation Portfolio.

Duy Nguyen, CFA®, is Chief Investment Officer and Portfolio Manager for the Invesco Solutions team at Invesco. Mr. Nguyen joined Invesco in 2000.

Jacob Borbidge, CFA, serves as a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since 2004. He has been a portfolio manager of the Portfolio since February 2016.

Brian Schneider, CFA, serves as a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since 1987. He has been a portfolio manager of the Portfolio since March 2016.

Robert Young, CFA, serves as a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since 2001. He has been a portfolio manager of the Portfolio since March 2016.

For EQ/Invesco Global Real Estate Portfolio, Invesco has entered into a sub-sub-advisory agreement, whereby Invesco may delegate certain of its investment advisory services to Invesco Asset Management Limited (“IAML”), an affiliated investment adviser located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom.

Day-to-day investment management decisions for EQ/Invesco Global Real Estate Portfolio will be made by Invesco. IAML is responsible for choosing certain types of real estate securities for EQ/Invesco Global Real Estate Portfolio.

A lead manager generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

Joe Rodriguez, Jr., James Cowen, Paul Curbo, CFA, Ping-Ying Wang, CFA, Mark Blackburn, CFA, Grant Jackson, CFA, and Darin Turner have joint and primary responsibility for the investment decisions for the EQ/Invesco Global Real Estate Portfolio.

Joe Rodriguez, Jr., (co-lead manager) Portfolio Manager of Invesco, has been associated with Invesco and/or its affiliates since 1990.

James Cowen, (co-lead manager) Portfolio Manager of IAML, has been a member of Invesco’s Real Estate Team since 2001. Mr. Cowen has been associated with Invesco and/or its affiliates since 2001.

Paul Curbo, CFA (co-lead manager) Portfolio Manager of Invesco, has been associated with Invesco and/or its affiliates since 1998.

Ping-Ying Wang, CFA (co-lead manager) Portfolio Manager of Invesco, has been associated with Invesco and/or its affiliates since 1998.

Mark Blackburn, CFA Portfolio Manager of Invesco, has been associated with Invesco and/or its affiliates since 1998.

Grant Jackson, CFA Portfolio Manager of Invesco, has been associated with Invesco and/or its affiliates since 2005.

Darin Turner, Portfolio Manager of Invesco, has been associated with Invesco and/or its affiliates since 2005.

Clas Olsson, Brent Bates, CFA, Matthew Dennis, CFA, Mark Jason, CFA, and Richard Nield, CFA, have joint and primary responsibility for the investment decisions for the EQ/Invesco International Growth Portfolio.

Clas Olsson, Portfolio Manager of Invesco, has been associated with Invesco and/or its affiliates since 1994.

Brent Bates, CFA, Portfolio Manager of Invesco, has been associated with Invesco and/or its affiliates since 1996.

Matthew Dennis, CFA, Portfolio Manager of Invesco, has been associated with Invesco and/or its affiliates since 2000.

Mark Jason, CFA, Portfolio Manager of Invesco, has been associated with Invesco and/or its affiliates since 2001.

Richard Nield, CFA, Portfolio Manager of Invesco, has been associated with Invesco and/or its affiliates since 2000.

John Delano, CFA, is primarily responsible for the investment decisions for the EQ/Invesco Global Portfolio and for a portion of the Active Allocated Portion of the EQ/Global Equity Managed Volatility Portfolio.

John Delano, CFA, is a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since May 2019. Prior to May 2019, he was Director of Equity Research of the Global Team, Senior Portfolio Manager and Vice President of OppenheimerFunds,

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Inc. (“Oppenheimer”). He was Vice President and Director of Equity Research, Global Team, of Oppenheimer since October 2010. Prior to that, he served as Director of Equity Research, Growth Team, of Oppenheimer since April 2007.

Janus Capital Management LLC, (“Janus”), 151 Detroit Street, Denver, CO 80206-4805, has been the Sub-Adviser to the EQ/Janus Enterprise Portfolio since December 2016. Janus (together with its predecessors) has served as investment adviser to Janus Funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as sub-adviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts. As of December 31, 2019, Janus had $374.8 billion in assets under management.

Brian Demain, CFA® and Cody Wheaton, CFA® are jointly responsible for the investment decisions for the EQ/Janus Enterprise Portfolio.

Brian Demain, CFA® is Executive Vice President and Portfolio Manager at Janus. Mr. Demain joined Janus in July 1999 as an equity research analyst. Mr. Demain has 20 years of financial industry experience.

Cody Wheaton, CFA® is Equity Research Analyst and Portfolio Manager at Janus. He joined Janus in 2001 as a research analyst.

J.P. Morgan Investment Management Inc. (“JPMorgan”) 383 Madison Avenue, New York, NY 10179, has served as Sub-Adviser of the EQ/JPMorgan Growth Allocation Portfolio and the EQ/JPMorgan Value Opportunities Portfolio since November 1, 2017 and December 13, 2005, respectively. JPMorgan is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. As of December 31, 2019, JPMorgan and its affiliates had approximately $1.98 trillion in assets under management.

Scott Blasdell, Managing Director, is a portfolio manager in the U.S. Equity Group responsible for Large Cap Value and REIT portfolios. Mr. Blasdell joined JPMorgan in 1999 and has been a member of the U.S. Disciplined Equity Team, managing large cap core and value strategies since 2008. He is also a C.F.A. charterholder.

Michael Feser, CFA®, Grace Koo and Matthew Cummings, CFA®, are the portfolio managers jointly and primarily responsible for the investment decisions of the EQ/JPMorgan Growth Allocation Portfolio.

Mr. Feser, CFA®, Managing Director, is a portfolio manager on the Multi-Asset Solutions team based in New York. In this role, Mr. Feser is responsible for managing portfolios and expanding the Multi-Asset Solutions team’s capabilities in the sub-advisory segment. A particular area of focus is the design and management of risk/volatility controlled investment strategies. In addition, Mr. Feser serves on JPMAM’s long-term capital markets assumptions committee, advises clients on investment strategy design and strategic asset allocation issues. An employee since 1994, Mr. Feser has more than two decades of markets, multi-asset and fixed income research and investment experience. He is a CFA charterholder and is Series 3, 7 and 63 licensed.

Ms. Koo, Executive Director, is a portfolio manager and quantitative research analyst in Multi-Asset Solutions, based in New York. Since joining the team in 2011, Ms. Koo has focused on the development of quantitative multi-asset portfolio strategies, global tactical asset allocation, dynamic asset allocation and Multi-Asset Solutions’ long-term capital market assumptions. Prior to joining the team, Ms. Koo was a strategist in the global asset allocation and alternative investments team for J.P. Morgan’s Investment Bank based in London.

Mr. Cummings, CFA®, Vice President, is a portfolio manager for J.P. Morgan Asset Management’s Multi-Asset Solutions team based in New York. An employee since 2008, Mr. Cummings is responsible for manager selection and portfolio construction. He focuses on portfolio management and the interpretation and implementation of tactical asset allocation strategy across multi-asset class portfolios, with a specific focus on target date, total return, and risk managed strategies. He is a CFA charterholder.

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112-6300, serves as Sub-Adviser to the EQ/Lazard Emerging Markets Equity Portfolio. Lazard is a wholly-owned subsidiary of Lazard Ltd. As of December 31, 2019, Lazard had $222.9 billion in discretionary assets under management.

James M. Donald, Rohit Chopra, Monika Shrestha, and John R. Reinsberg are jointly and primarily responsible for the investment decisions for the EQ/Lazard Emerging Markets Equity Portfolio.

James M. Donald, Managing Director of Lazard, is a portfolio manager/analyst on the Emerging Markets Equity team and Head of the Emerging Markets Group.

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Mr. Donald is a Chartered Financial Analyst Charterholder. He has been a portfolio manager since November 2001.

Rohit Chopra, Managing Director of Lazard, is a portfolio manager/analyst on the Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. He has been a portfolio manager since May 2007.

Monika Shrestha, Director of Lazard, is a portfolio manager/ analyst on the Emerging Markets Equity team, responsible for research coverage of companies in the financials sector. Ms. Shrestha began working in the investment field in 1997. She has been a portfolio manager since December 2014.

John R. Reinsberg, Deputy Chairman of Lazard, is responsible for oversight of International and Global strategies. He also is a portfolio manager/analyst on Lazard’s Global Equity and International Equity teams. Mr. Reinsberg began working in the investment field in 1981. He has been a portfolio manger since November 1997. In connection with his role, Mr. Reinsberg is ultimately responsible for overseeing the EQ/Lazard Emerging Markets Equity Portfolio but is not responsible for its day-to-day management.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, MA 02111, serves as Sub-Adviser to the EQ/Loomis Sayles Growth Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio. Loomis Sayles was founded in 1926, and is one of the oldest investment advisory firms in the United States. Loomis Sayles is a subsidiary of Natixis Investment Managers, LLC (“Natixis LLC”) which is part of Natixis Investment Managers, an international asset management group based in Paris, France. As of December 31, 2019, Loomis Sayles had $297.2 billion in assets under management.

Aziz V. Hamzaogullari, CFA® is the chief investment officer and founder of the Growth Equity Strategies Team, and portfolio manager at Loomis Sayles. He has 26 years of investment industry experience.

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), 111 Huntington Avenue, Boston, MA 02199, serves as the Sub-Adviser to the EQ/MFS International Intrinsic Value Portfolio, the EQ/MFS Mid Cap Focused Growth Portfolio, the EQ/MFS Technology Portfolio, the EQ/MFS Utilities Series Portfolio, the EQ/MFS International Growth Portfolio, the EQ/MFS Technology II Portfolio, and also as Sub-Adviser to a portion of the Active Allocated Portions of the EQ/International Core Managed Volatility Portfolio and the EQ/Large Cap Value Managed Volatility Portfolio. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2019, assets under management of the MFS organization were approximately $527 billion.

David Antonelli, Kevin Dwan, Matthew Barrett and Brett Fleishman are jointly and primarily responsible for the investment decisions for the EQ/MFS International Growth Portfolio and a portion of the Active Allocated Portion of the EQ/International Core Managed Volatility Portfolio. Brett Fleishman generally contributes to the day-to-day management of the EQ/MFS International Growth Portfolio and a portion of the Active Allocated Portion of the EQ/International Core Managed Volatility Portfolio through such means as participating in the research process and strategy discussions, communicating investment policy, assessing portfolio risk, and managing daily cash flows, but does not generally determine which securities to purchase or sell for the Portfolios.

David Antonelli* is a Vice Chairman and Portfolio Manager of MFS and has been employed in the investment area of MFS since 1991.

Kevin Dwan is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2005.

Matthew Barrett is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2001.

Brett Fleishman is an Investment Officer and Institutional Portfolio Manager of MFS and has been employed in the investment area of MFS since 2001.

*	Effective April 15, 2021, David Antonelli will no longer be a Portfolio Manager of the Portfolio.

Katherine Cannan, Nevin Chitkara, Steven Gorham and Kate Mead are jointly and primarily responsible for the investment decisions for a portion of the Active Allocated Portion of the EQ/Large Cap Value Managed Volatility Portfolio. Kate Mead generally contributes to the day-to-day management of a portion of the Active Allocated Portion of the EQ/Large Cap Value Managed Volatility

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Portfolio through such means as participating in the research process and strategy discussions, communicating investment policy, assessing portfolio risk, and managing daily cash flows, but does not generally determine which securities to purchase or sell for the Portfolio.

Katherine Cannan is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2013.

Nevin Chitkara is an Investment Officer and portfolio manager of MFS and has been employed in the investment area of MFS since 1997.

Steven Gorham* is an Investment Officer and portfolio manager of MFS and has been employed in the investment area of MFS since 1992.

Kate Mead is an Investment Officer and Institutional Portfolio Manager of MFS and has been employed in the investment area of MFS since 1997.

*	Effective December 31, 2020, Steven Gorham will no longer be a Portfolio Manager of the Portfolio.

Benjamin Stone, Pablo De La Mata, Philip Evans and Camille Humphries Lee are jointly and primarily responsible for the investment decisions for the EQ/MFS International Intrinsic Value Portfolio. Camille Humphries Lee generally contributes to the day-to-day management of the EQ/MFS International Intrinsic Value Portfolio through such means as participating in the research process and strategy discussions, communicating investment policy, assessing portfolio risk, and managing daily cash flows, but does not generally determine which securities to purchase or sell for the Portfolio.

Benjamin Stone is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2005.

Pablo De La Mata* is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2008.

Philip Evans is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2011.

Camille Humphries Lee is an Investment Officer and Institutional Portfolio Manager of MFS and has been employed in the investment area of MFS since 2000.

*	Effective April 15, 2022 Pablo De La Mata will no longer be a Portfolio Manager of the Portfolio.

Eric Fischman, Paul Gordon and Nicholas Paul are jointly and primarily responsible for the investment decisions for the EQ/MFS Mid Cap Focused Growth Portfolio. Nicholas Paul generally contributes to the day-to-day management of the EQ/MFS Mid Cap Focused Growth Portfolio through such means as participating in the research process and strategy discussions, communicating investment policy, assessing portfolio risk, and managing daily cash flows, but does not generally determine which securities to purchase or sell for the Portfolio.

Eric Fischman is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2000.

Paul Gordon is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2004.

Nicholas Paul is an Investment Officer and Institutional Portfolio Manager of MFS. Mr. Paul joined MFS in 2010. Prior to being named to his present position as an Institutional Portfolio Manager in 2018, Mr. Paul served as an investment product specialist for the firm.

Matthew Sabel is primarily responsible for the investment decisions for the EQ/MFS Technology Portfolio and the EQ/MFS Technology II Portfolio.

Matthew Sabel is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2009.

Claud Davis and J. Scott Walker are jointly and primarily responsible for the investment decisions for the EQ/MFS Utilities Series Portfolio.

Claud Davis is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 1994.

J. Scott Walker is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2008.

Morgan Stanley Investment Management, Inc. (“MSIM”), 522 Fifth Avenue, New York, NY 10036. MSIM, has been the Sub-Adviser to the Active Allocated Portion of each of the EQ/Morgan Stanley Small Cap Growth Portfolio and the EQ/Global Equity Managed Volatility Portfolio since the Portfolios commenced operations. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2019, MSIM had approximately $551.9 billion in assets under management.

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MSIM has entered into a sub-advisory agreement, whereby MSIM may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company (“MSIM Company”), an affiliate investment adviser located at 23 Church Street, 16-01 Capital Square, Singapore 04981.

Additionally, certain members of MSIM’s Global Emerging Markets portfolio management team are based in its Hong Kong offices. The Hong Kong-based members of the team are employed by Morgan Stanley Asia Limited (“MSAL”), an affiliated investment adviser of MSIM located at Level 46 International Commerce Centre 1 Austin Road West Kowloon, Hong Kong. The Hong Kong-based members are subject to the supervision of MSIM. In instances where personnel are not employed by an affiliate that is a U.S. registered adviser, MSIM relies on a line of Securities and Exchange Commission (“SEC”) no-action letters that permit “participating affiliates” to provide investment advisory services to funds advised by MSIM. Pursuant to the “participating affiliate” theory, MSIM and MSAL have entered into a service agreement governing the management and advisory services that MSAL provides in connection with MSIM’s management of the Portfolio. MSIM and MSAL have entered into a memorandum of understanding to ensure compliance with the SEC’s requirements for a participating affiliate. Accordingly, the service agreement and the memorandum of understanding are not required to be approved by the Board.

A portion of the Active Allocated Portion of the EQ/Global Equity Managed Volatility Portfolio is managed within MSIM’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the investment decisions for the Portfolio are: Ruchir Sharma, Paul Psaila, Eric Carlson, May Yu and Amay Hattangadi. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few investors who additionally specialize in an industry.

Ruchir Sharma, the lead portfolio manager, is a Managing Director of MSIM, and has been managing the EQ/Global Equity Managed Volatility Portfolio since 2001. He has been with MSIM in an investment management capacity since 1996.

Paul Psaila, a Managing Director of MSIM, has been managing the EQ/Global Equity Managed Volatility Portfolio since its inception and has been an investment management professional with MSIM since 1994.

Eric Carlson, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1997 and has been a member of the team managing the EQ/Global Equity Managed Volatility Portfolio since October 2006.

May Yu, a Managing Director of Morgan Stanley Asia Limited, an affiliate of MSIM, has been associated with MSIM in an investment management capacity since June 2013.

Amay Hattangadi, a Managing Director of MSIM Company, has been associated with MSIM Company or its affiliates in an investment management capacity since 1997.

The Counterpoint Global team is jointly and primarily responsible for the day-to-day management of the Active Allocated Portion of the EQ/Morgan Stanley Small Cap Growth Portfolio. The current members of the team include Dennis Lynch, Sam Chainani, Jason Yeung, Armistead Nash, David Cohen and Alexander Norton. Members of the team may change from time to time.

Dennis Lynch is a Managing Director with MSIM. He joined the firm in 1998 and has had portfolio management responsibilities for more than five years.

Sam Chainani is a Managing Director with MSIM. He joined the firm in 1996 and has had portfolio management responsibilities for more than five years.

Jason Yeung is a Managing Director with MSIM. He joined the firm in 2002 and has had portfolio management responsibilities for more than five years.

Armistead Nash is a Managing Director with MSIM. He joined the firm in 2002 and has had portfolio management responsibilities for more than five years.

David Cohen is a Managing Director with MSIM. He joined the firm in 1993 and has had portfolio management responsibilities for more than five years.

Alexander Norton is an Executive Director with MSIM. He joined the firm in 2000 and has had portfolio management responsibility for more than five years.

Pacific Investment Management Company, LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, CA 92660, is the Sub-Adviser to the EQ/PIMCO Total Return

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Portfolio, the EQ/PIMCO Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio and the EQ/PIMCO Global Real Return Portfolio. PIMCO also serves as the Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio and the Multimanager Core Bond Portfolio. PIMCO has provided investment counseling since 1971. PIMCO manages $1.91 trillion in assets, including $1.49 trillion in third-party client assets as of December 31, 2019.

Jerome M. Schneider is a managing director in the Newport Beach office and head of the short-term and funding desk. He joined PIMCO in 2008 and has 24 years of investment experience.

Mark R. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research and PIMCO’s actively managed equity business. He joined PIMCO in 1996 and previously served as PIMCO’s global head of investment grade corporate bonds and as a senior credit analyst. He has 27 years of investment.

Scott A. Mather is CIO U.S. Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Mr. Mather also oversees ESG portfolio integration in the U.S. Previously he was head of global portfolio management. He joined PIMCO in 1998 and has 25 years of investment experience.

Lorenzo Pagani, Ph.D., is a managing director and portfolio manager in the Munich office and head of the European rates desk. He is a member of the global bond and global real return portfolio management teams. Additionally, he is a member of the European Portfolio Committee, the Counterparty Risk Committee and the Best Execution Committee. He joined PIMCO in 2004.

Steve A. Rodosky is a managing director in the Newport Beach office and a portfolio manager for real return and U.S. long duration strategies. He joined PIMCO in 2001.

Mohit Mittal is a managing director and portfolio manager in the Newport Beach office, and a senior member of the liability driven investment and credit portfolio management teams. He manages multi-sector portfolios with added specialization in long credit, investment grade credit, total return and unconstrained bond portfolios. In addition, he is head of the U.S. investment grade, high yield and emerging market credit trading desks. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. He joined the firm in 2007.

David Brhel is a vice president in the Newport Beach office and a portfolio manager on the real return team. Prior to joining PIMCO in 2017, he managed the global inflation-linked portfolio at APG Asset Management. He has nine years of investment experience.

Daniel He is a senior vice president and portfolio manager in the Newport Beach office. He is a member of the liquid products group specializing in real return and mortgage-backed securities. Prior to joining PIMCO in 2011, he structured and traded derivative strategies for a global macro hedge fund. He has 14 years of investment experience.

Polen Capital Management, LLC (“Polen”), 1825 NW Corporate Boulevard, Suite 300, Boca Raton, FL 33431, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio. Polen is a registered investment adviser that was founded in 1979. In addition to serving as the Sub-Adviser to the Portfolio, Polen provides portfolio management services to individuals, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, state or municipal government agencies and other businesses. As of December 31, 2019, Polen had approximately $35 billion in assets under management.

Dan Davidowitz, CFA® Co-Head of Team, Portfolio Manager and Analyst at Polen. Mr. Davidowitz joined Polen in 2005.

Brandon Ladoff, Portfolio Manager and Director of Research at Polen. Mr. Ladoff joined Polen in 2013.

QS Investors, LLC, (“QS Investors”), 880 Third Avenue, 7th Floor, New York, NY 10022, serves as Sub-Adviser to the EQ/Legg Mason Moderate Allocation Portfolio and the EQ/Legg Mason Growth Allocation Portfolio. QS Investors is a wholly-owned subsidiary of Legg Mason, Inc., a global asset management company. As of December 31, 2019, QS Investors had approximately $18.68 billion assets under management.

Thomas Picciochi, CAIA® is Head of Multi-Asset Portfolio Management and is responsible for global tactical asset allocation (“GTAA”) and multi-asset portfolio

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management implementation at QS Investors. Mr. Picciochi has been Head of Multi-Asset Portfolio Management Implementation at QS Investors since 2010.

Lisa Wang, CFA®, joined QS Investors in 2014 as a member of the portfolio management group. Prior to joining QS Investors, Ms. Wang was an ETF market maker and portfolio trader at Deutsche Bank from 2011 to 2014.

Russell Shtern, CFA® is Head of Global Equity Portfolio Management. Prior to joining QS Investors in August 2010, Mr. Shtern was a portfolio manager for Diversification Based Investing, Equity and Tax Managed Equity, for Deutsche Asset Management’s Quantitative Strategies Group, from 2003 to 2010. During the three years prior to that, he supported the equity derivatives and global program trading desks at Deutsche Bank Securities.

SSGA Funds Management, Inc. (“SSGA FM”), One Iron Street, Boston, MA 02210, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidary of State Street Corporation. As of December 31, 2019, SSGA FM had approximately $586.30 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2019, SSGA had approximately $3.12 trillion in assets under management.

Portfolio managers Michael Brunell, CFA®, Michael Przygoda, CFA®, and Orhan Imer, CFA®, Ph.D., are jointly and primarily responsible for the investment decisions for the EQ/Core Bond Index Portfolio, the EQ/Intermediate Government Bond Portfolio and the Index Allocated portion of the Multimanager Core Bond Portfolio.

Michael Brunell, CFA®, is a Vice President of SSGA and a senior member of the Fixed Income portfolio management team. In his current role as part of the Fixed Income Beta Solutions Group, he heads the credit sector team and is responsible for developing, managing, and supporting various types of funds against a variety of conventional and custom bond index strategies. Prior to joining the investment team in 2004, Mr. Brunell had been responsible for managing the U.S. Fixed Income Operations Group at SSGA. Additionally he earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.

Michael Przygoda, CFA®, is a Vice President of SSGA and a Portfolio Manager in the Fixed Income Beta Solutions Group, managing a variety of securitized and custom aggregate bond strategies. Prior to joining the Fixed Income Beta Solutions Group in 2012, Mr. Przygoda worked as an MBS Trader and a portfolio analyst in the Government Solutions Team and previously managed the Active Fixed Income Operations Team. Mr. Przygoda has earned the Chartered Financial Analyst (CFA) designation and is a member of both CFA Society Boston, Inc. and the CFA Institute.

Orhan Imer, CFA®, Ph.D., is a Vice President of SSGA and a Senior Portfolio Manager for LDI & Multi-Sector Strategies within the Global Fixed Income, Cash and Currency Team. In his current role as part of the Fixed Income Beta Solutions Group, he is responsible for managing several fixed income funds and ETFs including Global Rates/Inflation, U.S. Core and Credit portfolios. He is a member of the firm’s Technical Committee which oversees all of SSGA’s quantitative investment research. Prior to joining SSGA in 2017, Mr. Imer held several roles during his tenure at Columbia Threadneedle Investments. Most recently, he was a senior portfolio manager and Head of LDI and Inflation Solutions with responsibilities for overall Fixed Income Strategy and Solutions for the Multi-Asset team. He was a portfolio manager on a diverse line-up of mutual funds and institutional strategies including Global Rates/Inflation, Real Return, and the firm’s flagship Global Macro and Risk Parity strategies. Previously, he worked as a senior quantitative strategist for the Investment Strategies Group at Bank of America/ Merrill Lynch. Before that, he was a senior financial engineer at Algorithmics (now part of IBM). He has also worked as a researcher at General Electric’s Global Research and has been a member of the investment community since 2005. He earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

Templeton Global Advisors Limited (“Templeton Global”), located in Lyford Cay, Nassau, Bahamas, is the Sub-Adviser to the Active Allocated Portion of the EQ/Templeton Global Equity Managed Volatility Portfolio. Templeton Global is a subsidiary of Franklin Resources Inc. The firm primarily provides its services to high net worth individuals, investment companies, pooled investment vehicles, pension and profit sharing plans, charitable organizations, corporations, state or municipal government entities, and insurance companies. As of December 31, 2019, Templeton Global had approximately $32.8 billion in assets under management.

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Peter M. Moeschter, CFA, is an executive vice president and a portfolio manager in the Templeton Global Equity Group with responsibility for institutional and retail clients with mandates of global and international equities. He has sector research coverage of global food and household products, utilities in Europe and the Americas, with country coverage of Germany, Switzerland, Austria, Belgium, the Netherlands, and Luxembourg. He is the sector team leader of global utilities. He joined Templeton Global in May 2019 and entered the financial services industry in 1992. He is a Chartered Financial Analyst (CFA) charterholder.

Herbert Arnett, Jr. is a senior vice president, portfolio manager and research analyst for the Templeton Global Equity Group. Mr. Arnett has global research responsibilities for large-cap and small-cap Media, Internet Software and Services, and US Telecoms. He serves as Coordinator for the Telecom Sector Team, and previously served as Coordinator for the Consumer Sector Team. Previously, Mr. Arnett was the lead Hedge Fund Trader with Templeton’s Global Equity Trading Group, where he traded European and North American markets. He joined Templeton Global in July 2019.

Warren W. Pustam, CFA®, is a research analyst for the Templeton Global Equity Group with global research responsibilities for diversified financials, capital markets and Latin American banks. Mr. Pustam also has country research coverage of Argentina, Brazil, Chile, Mexico, Colombia and Peru. He is a member of the Global Financials Sector Team and the Small Cap Team. He joined Templeton Global in July 2019 and entered the financial services industry in 2003. He is a Chartered Financial Analyst (CFA) charterholder and a Certified Public Accountant (CPA).

Christopher Peel, CFA®, is a senior vice president, portfolio manager and research analyst for the Templeton Global Equity Group. Over the last decade as a Templeton equity analyst, Mr. Peel has had research responsibility for a range of industries and countries including coverage of commercial services, software, IT services, energy equipment and services, integrated oils and the UK and Ireland. Mr. Peel currently has research responsibilities for Global Energy and is the Group coordinator for the Energy sector. He is a Chartered Financial Analyst (CFA) charterholder.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, is the Sub-Adviser to the EQ/T. Rowe Price Health Sciences Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio and the Multimanager Aggressive Equity Portfolio. T. Rowe Price was founded in 1937 and, as of December 31, 2019, T. Rowe Price and its affiliates had approximately $1.21 trillion in assets under management.

Joseph Fath, CPA® has primary responsibility for managing the EQ/T. Rowe Price Growth Stock Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio. Mr. Fath is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is also a member of the portfolio management team for the U.S. Large-Cap Growth Equity Strategy in the U.S. Equity Division. Mr. Fath has nineteen years of investment experience, seventh of which have been with T. Rowe Price. He joined the firm in 2002 as an analyst and, since 2008, has assisted other T. Rowe Price portfolio managers in managing the firm’s large-cap growth strategies.

Taymour R. Tamaddon, CFA®, a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., has primary responsibility for the security selection, research and trading for a portion of the Active Allocated Portion of Multimanager Aggressive Equity Portfolio. He is the lead portfolio manager and chairman of the Investment Advisory Committee for the US Large-Cap Growth Equity Strategy. Mr. Tamaddon joined T. Rowe Price in 2004 and has served as an equity research analyst and as a portfolio manager (beginning in 2013).

Ziad Bakri is primarily responsible for the investment decisions for the EQ/T. Rowe Price Health Sciences Portfolio.

Ziad Bakri, MD, CFA® Chairman of Investment Advisory Committee, has been chairman of the committee since 2016. Mr. Bakri joined the Firm in 2011 and his investment experience dates from 2005. Since joining the Firm, he has served as an investment analyst covering the healthcare sector.

Thornburg Investment Management, Inc. (“Thornburg”), 2300 North Ridgetop Road, Santa Fe, NM, 87506, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Large Cap Core Managed Volatility Portfolio. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2019, Thornburg had approximately $44 billion in assets under management.

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Robert MacDonald, CFA® is primarily responsible for the investment decisions for a portion of the Active Allocated Portion of the Portfolio.

Robert MacDonald, CFA®, joined Thornburg in October 2007 as an equity analyst and was later promoted to Associate Portfolio Manager, then Portfolio Manager. In 2015 he added Managing Director to his title.

UBS Asset Management (Americas) Inc. (UBS AM), 1285 Avenue of the Americas, New York, NY 10019. As of December 31, 2019, UBS AM had approximately $189.9 billion in assets under management. UBS AM, is an indirect, wholly owned subsidiary of UBS Group AG (“UBS”) and a member of the UBS Asset Management division, which had approximately $903.0 billion in assets under management as of December 31, 2019. UBS is an internationally diversified organization headquartered in Zurich with operations in many areas of the financial services industry.

Thomas J. Digenan, CFA® and Ian McIntosh, CFA are the portfolio managers jointly and primarily responsible for the investment decisions for the EQ/UBS Growth and Income Portfolio.

Thomas J. Digenan, CFA® is a Managing Director of UBS AM and since 2012, Head of U.S. Intrinsic Value Equities team. As the head of the investment management team, Mr. Digenan leads the portfolio construction process and reviews the overall composition of the Portfolio’s portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Digenan joined UBS AM as an investment professional in 1993. He was a U.S. Core/Value Equity Strategist from 2001 to 2012.

Ian McIntosh, CFA is a senior portfolio manager on the U.S. Core/Value Equities team. Mr. McIntosh works closely with Mr. Digenan on portfolio construction and ensuring the Portfolio investment objectives are met. Mr. McIntosh joined UBS AM as a portfolio manager in 2004.

Vaughan Nelson Investment Management (“Vaughan Nelson”), 600 Travis Street, Houston TX 7702, serves as Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Large Cap Core Managed Volatility Portfolio. Founded in 1970, Vaughan Nelson’s investment focus is on managing equity and fixed income portfolios. Vaughan Nelson provides investment advice to foundations, endowments, institutions, public funds, corporate pension funds, and families/individuals. As of December 31, 2019, Vaughan Nelson and its subsidiaries managed assets of approximately $13.1 billion.

Scott J. Weber, CFA® is Senior Portfolio Manager and is responsible for portfolio management and research of equity investments. Mr. Weber joined Vaughan Nelson in 2003.

Chris D. Wallis, CFA®, CPA, is Chief Executive Officer and Chief Investment Officer of Vaughan Nelson. Mr. Wallis joined Vaughan in 1999.

Wells Capital Management and its affiliate Wells Fargo Asset Management (International) Limited (“WFAM (International)”), 33 King William Street, London, England, United Kingdom, EC4R 9AT, serve as Sub-Advisers to the Active Allocated Portion of the EQ/Global Bond PLUS Portfolio. WFAM (International) provides investment advisory services for mutual funds, company retirement plans, foundations, endowments, trust companies and other institutional clients. As of December 31, 2019, assets under management for WFAM (International) was $7.2 billion.

Lauren van Biljon, Michael Lee, Alex Perrin and Peter Wilson have joint and primary responsibility for the investment decisions for the Active Allocated Portion of the EQ/Global Bond PLUS Portfolio.

Lauren van Biljon, Portfolio Manager. Ms. Van Biljon joined WFAM (International) in 2009 where she currently serves as Portfolio Manager for the Global Fixed Income team.

Michael Lee, Senior Portfolio Manager and Head of Trading of WFAM (International). Mr. Lee joined WFAM (International) in 1992, where he currently serves as a Director of Trading and Senior Portfolio Manager.

Alex Perrin, Portfolio Manager of WFAM International. Mr. Perrin joined WFAM (International) in 1992, where he currently serves as Head of Investments and Senior Portfolio Manager.

Peter Wilson is Managing Director and senior portfolio manager at WFAM (International). He joined WFAM (International) in 1989 and has been a portfolio manager for more than 25 years.

Wellington Management Company LLP (“Wellington”), 280 Congress Street, Boston, MA 02210, serves as Sub-Adviser to EQ/Wellington Energy Portfolio and as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Mid Cap Value Managed Volatility Portfolio, the Multimanager Mid Cap Growth Portfolio and the Multimanager Technology Portfolio. Wellington is a Delaware limited liability partnership and professional investment counseling firm which provides investment services to investment

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companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2019, Wellington had investment management authority with respect to approximately $1.2 trillion in assets.

Gregory J. Garabedian, Senior Managing Director and Equity Portfolio Manager, is responsible for the investment decisions for a portion of the Active Allocated Portion of the EQ/Mid Cap Value Managed Volatility Portfolio. Mr. Garabedian joined Wellington as an investment professional in 2006.

G. Thomas Levering®, Senior Managing Director, Partner and Global Industry Analyst, is responsible for the investment decisions for EQ/Wellington Energy Portfolio. Mr. Levering joined Wellington as an investment professional in 2000.

An Active Allocated Portion of the Multimanager Mid Cap Growth Portfolio is managed by Stephen Mortimer.

Stephen Mortimer, Senior Managing Director and Equity Portfolio Manager is primarily responsible for the investment decisions for the Wellington Allocated Portion of the Portfolio. Mr. Mortimer joined Wellington as an investment professional in 2001.

John F. Averill, CFA®, Brian Barbetta, Bruce L. Glazer, Jeffrey S. Wantman and Eunhak Bae are jointly and primarily responsible for the investment decisions for an Active Allocated Portion of the Multimanager Technology Portfolio.

John F. Averill, CFA®, Senior Managing Director and Global Industry Analyst, has been involved in portfolio management and securities analysis for the Portfolio since 2003. Mr. Averill joined Wellington as an investment professional in 1994.

Brian Barbetta is a Senior Managing Director and a Global Industry Analyst on the Technology Team at Wellington. His coverage includes the internet and video game software companies across all market caps. Mr. Barbetta joined Wellington in 2012.

Bruce L. Glazer, Senior Managing Director and Global Industry Analyst, has been involved in portfolio management and securities analysis for the Portfolio since 2003. Mr. Glazer joined Wellington as an investment professional in 1997.

Jeffrey S. Wantman, Senior Managing Director and Global Industry Analyst, is a member of the Technology Team. His coverage includes software companies across all market caps and geographies. Mr. Wantman joined Wellington in 2010.

Eunhak Bae, Senior Managing Director and Global Industry Analyst, is a member of the Technology Team. Her coverage includes the global semiconductor and semiconductor capital equipment sectors. Prior to joining Wellington in 2017, Ms. Bae was a partner and senior vice president at Primecap Management Company from 2001 to 2017.

Westfield Capital Management Company, L.P. (“Westfield”), One Financial Center, Boston, MA 02111, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. Westfield is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Westfield is majority employee owned. As of December 31, 2019, Westfield had approximately $14.5 billion in assets under management.

Investment decisions for the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio allocated to Westfield are made by consensus of the Investment Committee (the “Committee”), which is chaired by William A. Muggia. Although the Committee collectively acts as portfolio manager, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities of the Fund.

William A. Muggia is President, Chief Executive Officer and Chief Investment Officer. Mr. Muggia joined Westfield in 1994. He covers Healthcare and Energy, as well as provides overall market strategy.

Richard D. Lee, CFA® is a Managing Partner and Deputy Chief Investment Officer. He joined Westfield in 2004, and has been a member of Westfield’s Investment Committee since then. He covers Hardware and Semiconductors

Ethan J. Meyers, CFA®, is a Managing Partner and Director of Research. Mr. Meyers joined Westfield in 1999. He covers Consumer, Financials and Business Services.

John M. Montgomery is a Managing Partner, Portfolio Strategist, and Chief Operating Officer. Mr. Montgomery joined Westfield in 2006.

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Conflicts of Interest

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, Equitable Holdings, AXA S.A., and AllianceBernstein) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolios’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, investment advisory, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolios.

Certain Conflicts Related to the Use of Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will

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result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers.

The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

The aggregation of assets of multiple Portfolios or other funds or accounts for purposes of calculating breakpoints in advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower an advisory fee and possibly increase the management fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Portfolio if the termination may cause the advisory fee payable by the Adviser to increase on a Portfolio or other fund or account that aggregates its assets with the Portfolio.

The Adviser is a fiduciary for the shareholders of the Portfolios and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in this Prospectus.

Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Portfolio that it sub-advises and the Portfolio’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Portfolios, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Portfolio that it sub-advises and affect the Portfolio’s performance. Please see the Portfolios’ Statement of Additional Information for a further discussion of Sub-Adviser conflicts of interest.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser. The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also

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could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material.

Although the Adviser’s volatility management techniques, including the use of futures and options to manage equity exposure, are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. Market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute a volatility management strategy in a timely manner or at all. In addition, the Adviser and its insurance company Affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance.

A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect a Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio. The Adviser or its Affiliates may be subject to potential conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares.

The Portfolios may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Sub-Advisers that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”

Legal Proceedings

In November 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

In July 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated lawsuits in the United States District Court for the Southern District of New York (the “U.S. District Court”) and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suits”). The Retiree Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

610	Management of the Trust	EQ Advisors Trust

In August 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated separate lawsuits in the U.S. District Court and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suits”). The Noteholder Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suits, and the Noteholder Suits were consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding in the U.S. District Court (In re: Tribune Company Fraudulent Conveyance Litigation).

EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio) and AXA Mid Cap Value Managed Volatility Portfolio (now called EQ/Mid Cap Value Managed Volatility Portfolio) are named as defendants in one of the Noteholder Suits and one of the Retiree Suits. EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio), AXA Mid Cap Value Managed Volatility Portfolio (now called EQ/Mid Cap Value Managed Volatility Portfolio), AXA Large Cap Core Managed Volatility Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), Multimanager Large Cap Core Equity Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), EQ/Small Company Index II Portfolio (now called EQ/Small Company Index Portfolio), EQ/Common Stock Index II Portfolio (now called EQ/Common Stock Index Portfolio), and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio), AXA Large Cap Core Managed Volatility Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. Multimanager Large Cap Value Portfolio (now called EQ/Large Cap Value Managed Volatility Portfolio) is named as a defendant in one of the Noteholder Suits and is also named as a putative member of the proposed defendant class of shareholders in the Committee’s suit. The amounts paid to the above seven Portfolios in connection with the public tender offers were approximately: (i) EQ/Equity 500 Index Portfolio — $1,740,800; (ii) 1290 VT GAMCO Mergers & Acquisitions Portfolio — $1,122,000; (iii) EQ/Mid Cap Value Managed Volatility Portfolio — $3,655,000; (iv) EQ/Large Cap Core Managed Volatility Portfolio — $1,832,600; (v) EQ/Small Company Index Portfolio — $61,200; (vi) EQ/Common Stock Index Portfolio — $18,360; and (vii) EQ/Large Cap Value Managed Volatility Portfolio — $3,359,200.

The lawsuits do not allege any misconduct by the Trust or its Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree Suits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. As of the date of this Prospectus, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Adviser believes a loss is not probable.

EQ Advisors Trust	Management of the Trust	611

5. Fund distribution arrangements

The Trust offers three classes of shares on behalf of forty-three (43) Portfolios in this Prospectus: Class IA, Class IB and Class K shares. The Trust offers two classes of shares on behalf of thirty-six (36) Portfolios in this Prospectus: Class IB and K shares. The Trust offers one class of shares on behalf of four (4) Portfolios in this Prospectus: Class K shares. AXA Distributors, LLC (“AXA Distributors” or the “Distributor”) serves as the distributor for the Class IA, Class IB and Class K shares of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for a Portfolio’s Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class IA and Class IB shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, these fees for Class IA and IB shares will increase the cost of your investment and may cost you more than paying other types of charges.

The Distributor also may receive payments from certain Sub-Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings, seminar sponsorships, and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Sub-Advisers in connection with the distribution of the Contracts. These payments may provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers.

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolios, the Distributor or the Adviser (or one of their affiliates) make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”). These payments create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Portfolios or insurance products for which a Portfolio serves as an underlying investment. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The additional payments to such financial intermediaries are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor or the Adviser (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by you or the Portfolios as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in this Prospectus.

Payments by the Distributor and/or the Adviser (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios (collectively referred to as “subaccounting” services, and Contract owners and other investors as “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Portfolios (e.g., recordkeeping for insurance company separate accounts investing in the Portfolios); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments

612	Fund distribution arrangements	EQ Advisors Trust

between a master account and the Portfolios; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Portfolios, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

Such payments also may be made to provide additional compensation to financial intermediaries for various marketing support services, including, without limitation, providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services. The Distributor and its affiliates may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

The Distributor and its affiliates may make the payments described above in order to promote the sale of Portfolio shares and the retention of those investments by clients of insurance companies and other qualified investors. To the extent these financial intermediaries sell more shares of the Portfolios or retain shares of the Portfolios in their customers’ accounts, the Adviser, the Distributor and their affiliates may directly or indirectly benefit from the incremental management and other fees paid to the Adviser and the Distributor by the Portfolios with respect to those assets.

The Portfolios’ portfolio transactions are not used as a form of sales-related compensation to financial intermediaries that promote or sell shares of the Portfolios and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Portfolios’ portfolio transactions. The Adviser places, and each Sub-Adviser is required to place, each Portfolio’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Portfolio. To the extent that the Adviser or a Sub-Adviser determines that a financial intermediary can provide a Portfolio with the best net results, the Adviser or the Sub-Adviser may place the Portfolio’s portfolio transactions with the financial intermediary even though it sells or has sold shares of the Portfolio.

You can find further information in the SAI about the payments made by the Distributor, the Adviser, or their affiliates and the services provided by your financial intermediary. You can also ask your financial intermediary about any payments it receives from the Distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your financial intermediary provides, as well as about fees and/or commissions it charges. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Prospectus. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.

EQ Advisors Trust	Fund distribution arrangements	613

6. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios typically expect to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. Redemption methods also may include redeeming in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts. The Portfolios reserve the right to suspend or change the terms of purchasing shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios (or Underlying ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities (e.g., EQ/International Equity Index Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/MFS International Growth Portfolio, and EQ/Invesco Global Portfolio), in securities of small- and mid-cap companies (e.g., EQ/AB Small Cap Growth Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, iShares® Russell 2000 ETF), or in high-yield securities (EQ/Franklin Strategic Income Portfolio) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

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•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant Portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	615

7. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is normally determined on each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

•	Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•

Repurchase agreements and reverse repurchase agreements — valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps — utilize prices provided by approved pricing services.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined,

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such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.

EQ Advisors Trust	How portfolio shares are priced	617

8. Dividends and other distributions and tax consequences

Dividends and Other Distributions

Each Portfolio (other than the EQ/Money Market Portfolio and Multimanager Core Bond Portfolio) generally distributes most or all of its net investment income and net realized gains, if any, annually. The EQ/Money Market Portfolio normally declares and distributes dividends from its net investment income daily, and distributes its net realized gains, if any, annually. The Multimanager Core Bond Portfolio normally distributes dividends from its net investment income monthly and distributes its net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify (in the case of a Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal income tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that a Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to achieve (in the case of a Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Adviser and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the RIC requirements and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

618	Dividends and other distributions and tax consequences	EQ Advisors Trust

9. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates. As a general rule, for every 1% increase or decrease in interest rates, a bond’s price will change approximately 1% in the opposite direction for every year of duration. For example, if a bond has a duration of five years and interest rates increase by 1%, the bond’s price will decline by approximately 5%. Conversely, if a bond has a duration of five years and interest rates fall by 1%, the bond’s price will increase by approximately 5%. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. Typically, the longer the maturity or duration of a bond, the greater the effect a change in interest rates could have on the bond’s price. Thus, a bond portfolio’s sensitivity to interest rate risk will increase with any increase in the bond portfolio’s duration.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	619

10. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA, Class IB and Class K shares, as applicable. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA, Class IB and Class K shares, as applicable, of each Portfolio has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2019 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

EQ/AB Dynamic Aggressive Growth Portfolio

	Class IB						Class K
	Year Ended December 31,				November 13, 2017* to December 31, 2017		January 1, 2019 to September 10, 2019‡		Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
	2019		2018

Net asset value, beginning of period	$9.30		$10.24		$10.00		$9.30		$10.24		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.12		0.18		0.03		0.09		0.14		0.03

Net realized and unrealized gain (loss)	1.73		(1.00)		0.24		1.13		(0.94)		0.25

Total from investment operations	1.85		(0.82)		0.27		1.22		(0.80)		0.28

Less distributions:

Dividends from net investment income	(0.08)		(0.11)		(0.03)		—		(0.13)		(0.04)

Distributions from net realized gains	(0.15)		(0.01)		—		—		(0.01)		—

Total dividends and distributions	(0.23)		(0.12)		(0.03)		—		(0.14)		(0.04)

Net asset value, end of period	$10.92		$9.30		$10.24		$10.52		$9.30		$10.24

Total return (b)	19.86%		(8.07)%		2.73%		13.12%		(7.83)%		2.76%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$198,981		$82,748		$103		$—		$9,379		$10,176

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.09	%(j)	1.05	%(k)	1.13	%**(m)	0.83	%(j)	0.81	%(k)	0.88	%**(m)

Before waivers and reimbursements (a)(f)	1.19%		1.46%		3.04%		0.94%		1.38%		2.79%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)(x)	1.20%		1.75%		2.07	%(l)	1.29	%(l)	1.37%		2.33	%(l)

Before waivers and reimbursements (a)(f)(x)	1.09%		1.34%		0.16	%(l)	1.19	%(l)	0.80%		0.42	%(l)

Portfolio turnover rate^	56%		3%		0	%(z)	56%		3%		0	%(z)

620	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
‡	After the close of business on September 10, 2019 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.94% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class IB and 0.96% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	621

Financial Highlights (cont’d)

EQ/AB Dynamic Growth Portfolio

	Class IB										Class K
	Year Ended December 31,								May 1, 2015* to December 31, 2015		January 1, 2016 to February 21, 2016‡	May 1, 2015* to December 31, 2015
	2019		2018		2017		2016

Net asset value, beginning of period	$10.19		$11.12		$9.92		$9.60		$10.00		$9.60	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.13		0.11		0.07		0.01		0.04		(0.01)	0.05

Net realized and unrealized gain (loss)	1.68		(0.87)		1.38		0.38		(0.43)		(0.48)	(0.42)

Total from investment operations	1.81		(0.76)		1.45		0.39		(0.39)		(0.49)	(0.37)

Less distributions:

Dividends from net investment income	(0.10)		(0.11)		(0.10)		(0.03)		(0.01)		—	(0.03)

Distributions from net realized gains	(0.08)		(0.06)		(0.15)		(0.04)		—	#	—	—	#

Total dividends and distributions	(0.18)		(0.17)		(0.25)		(0.07)		(0.01)		—	(0.03)

Net asset value, end of period	$11.82		$10.19		$11.12		$9.92		$9.60		$9.11	$9.60

Total return (b)	17.80%		(6.92)%		14.70%		4.06%		(3.85)%		(5.10)%	(3.68)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$767,339		$602,294		$534,424		$338,891		$147,530		$—	$9,539

Ratio of expenses to average net assets:

After waivers (a)(f)	1.17	%(j)	1.16	%(j)	1.18	%(j)	1.16	%(j)	1.12%		0.89%	0.92%

Before waivers (a)(f)	1.17%		1.16%		1.18%		1.19%		1.31%		0.98%	1.39%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	1.17%		0.99%		0.70%		0.10%		0.65	%(l)	(0.80)%	0.70	%(l)

Before waivers (a)(f)	1.17%		0.99%		0.70%		0.07%		0.46	%(l)	(0.89)%	0.23	%(l)

Portfolio turnover rate^	5%		7%		11%		79%		13	%(z)	79%	13	%(z)

*	Commencement of Operations.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

622	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/AB Dynamic Moderate Growth Portfolio

	Class IB
	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$12.01		$13.04		$11.86		$11.64		$11.88

Income (loss) from investment operations:

Net investment income (loss) (e)	0.16		0.13		0.11		0.07		0.05

Net realized and unrealized gain (loss)	1.73		(0.89)		1.41		0.37		(0.11)

Total from investment operations	1.89		(0.76)		1.52		0.44		(0.06)

Less distributions:

Dividends from net investment income	(0.15)		(0.15)		(0.15)		(0.05)		(0.09)

Distributions from net realized gains	(0.37)		(0.12)		(0.19)		(0.17)		(0.09)

Total dividends and distributions	(0.52)		(0.27)		(0.34)		(0.22)		(0.18)

Net asset value, end of year	$13.38		$12.01		$13.04		$11.86		$11.64

Total return	15.80%		(5.84)%		12.91%		3.74%		(0.55)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,668,515		$2,367,497		$2,794,165		$2,524,981		$2,440,718

Ratio of expenses to average net assets:

After waivers (f)	1.11	%(j)	1.11	%(k)	1.11	%(m)	1.12	%(k)	1.11%

Before waivers (f)	1.11%		1.11%		1.11%		1.12%		1.12%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.24%		1.00%		0.84%		0.57%		0.46%

Before waivers (f)	1.24%		1.00%		0.84%		0.56%		0.44%

Portfolio turnover rate^	9%		12%		9%		34%		39%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.11% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.13% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12% for Class IB.

EQ Advisors Trust	Financial Highlights	623

Financial Highlights (cont’d)

EQ/American Century Moderate Growth Allocation Portfolio

	Class IB		Class K
	February 1, 2019* to December 31, 2019		February 1, 2019* to December 31, 2019

Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.20		0.20

Net realized and unrealized gain (loss)	1.32		1.34

Total from investment operations	1.52		1.54

Less distributions:

Dividends from net investment income	(0.12)		(0.14)

Distributions from net realized gains	(0.03)		(0.03)

Total dividends and distributions	(0.15)		(0.17)

Net asset value, end of period	$11.37		$11.37

Total return (b)	15.21%		15.45%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$25,730		$11,427

Ratio of expenses to average net assets:

After waivers (a)(f)	1.14	%(j)	0.88	%(j)

Before waivers (a)(f)	1.66%		1.60%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	2.03	%(l)	2.05	%(l)

Before waivers (a)(f)	1.52	%(l)	1.34	%(l)

Portfolio turnover rate^	56	%(z)	56	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

624	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/AXA Investment Managers Moderate Allocation Portfolio

	Class IB		Class K
	February 1, 2019* to December 31, 2019		February 1, 2019* to December 31, 2019

Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.22		0.21

Net realized and unrealized gain (loss)	1.18		1.22

Total from investment operations	1.40		1.43

Less distributions:

Dividends from net investment income	(0.15)		(0.18)

Distributions from net realized gains	—	#	—	#

Total dividends and distributions	(0.15)		(0.18)

Net asset value, end of period	$11.25		$11.25

Total return (b)	14.09%		14.33%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$8,546		$11,323

Ratio of expenses to average net assets:

After waivers (a)(f)	1.10	%(j)	0.86	%(j)

Before waivers (a)(f)	2.08%		1.84%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	2.21	%(l)	2.18	%(l)

Before waivers (a)(f)	1.20	%(l)	1.18	%(l)

Portfolio turnover rate^	16	%(z)	16	%(z)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	625

Financial Highlights (cont’d)

EQ/First Trust Moderate Growth Allocation Portfolio

	Class IB		Class K
	February 1, 2019* to December 31, 2019		February 1, 2019* to December 31, 2019

Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.20		0.20

Net realized and unrealized gain (loss)	1.16		1.18

Total from investment operations	1.36		1.38

Less distributions:

Dividends from net investment income	(0.12)		(0.14)

Distributions from net realized gains	(0.05)		(0.05)

Total dividends and distributions	(0.17)		(0.19)

Net asset value, end of period	$11.19		$11.19

Total return (b)	13.55%		13.80%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$24,218		$11,262

Ratio of expenses to average net assets:

After waivers (a)(f)	1.13	%(j)	0.87	%(j)

Before waivers (a)(f)	1.74%		1.58%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	2.04	%(l)	2.04	%(l)

Before waivers (a)(f)	1.44	%(l)	1.33	%(l)

Portfolio turnover rate^	40	%(z)	40	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

626	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Franklin Balanced Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.08	$11.32	$10.56	$9.80	$10.36	$10.09	$11.33	$10.56	$9.80	$10.36

Income (loss) from investment operations:

Net investment income (loss) (e)	0.28	0.28	0.27	0.26	0.23	0.28	0.28	0.28	0.26	0.23

Net realized and unrealized gain (loss)	1.39	(0.74)	0.78	0.76	(0.54)	1.38	(0.74)	0.78	0.76	(0.54)

Total from investment operations	1.67	(0.46)	1.05	1.02	(0.31)	1.66	(0.46)	1.06	1.02	(0.31)

Less distributions:

Dividends from net investment income	(0.30)	(0.34)	(0.29)	(0.26)	(0.25)	(0.30)	(0.34)	(0.29)	(0.26)	(0.25)

Distributions from net realized gains	(0.22)	(0.44)	—	—	—	(0.22)	(0.44)	—	—	—

Total dividends and distributions	(0.52)	(0.78)	(0.29)	(0.26)	(0.25)	(0.52)	(0.78)	(0.29)	(0.26)	(0.25)

Net asset value, end of year	$11.23	$10.08	$11.32	$10.56	$9.80	$11.23	$10.09	$11.33	$10.56	$9.80

Total return	16.65%	(4.29)%	9.97%	10.43%	(3.01)%	16.53%	(4.29)%	10.07%	10.43%	(3.01)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,966	$4,256	$16,485	$4,353	$3,657	$755,960	$726,831	$863,610	$858,742	$833,107

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	1.05%	1.04%	1.04%	1.04%	1.03%	1.05%	1.04%	1.04%	1.04%	1.03%

Before waivers and reimbursements (f)	1.05%	1.04%	1.04%	1.05%	1.03%	1.05%	1.04%	1.04%	1.05%	1.03%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	2.51%	2.45%	2.47%	2.49%	2.27%	2.50%	2.45%	2.49%	2.50%	2.27%

Before waivers and reimbursements (f)	2.51%	2.45%	2.47%	2.49%	2.27%	2.50%	2.45%	2.49%	2.49%	2.27%

Portfolio turnover rate^	20%	30%	21%	24%	27%	20%	30%	21%	24%	27%

EQ Advisors Trust	Financial Highlights	627

Financial Highlights (cont’d)

EQ/Franklin Balanced Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.08	$11.32	$10.56	$9.80	$10.36

Income (loss) from investment operations:

Net investment income (loss) (e)	0.30	0.31	0.30	0.28	0.26

Net realized and unrealized gain (loss)	1.39	(0.74)	0.78	0.77	(0.55)

Total from investment operations	1.69	(0.43)	1.08	1.05	(0.29)

Less distributions:

Dividends from net investment income	(0.33)	(0.37)	(0.32)	(0.29)	(0.27)

Distributions from net realized gains	(0.22)	(0.44)	—	—	—

Total dividends and distributions	(0.55)	(0.81)	(0.32)	(0.29)	(0.27)

Net asset value, end of year	$11.22	$10.08	$11.32	$10.56	$9.80

Total return	16.82%	(4.05)%	10.23%	10.72%	(2.76)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$358,625	$357,333	$417,480	$396,937	$431,785

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.80%	0.79%	0.79%	0.79%	0.78%

Before waivers and reimbursements (f)	0.80%	0.79%	0.79%	0.80%	0.78%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	2.75%	2.70%	2.74%	2.75%	2.52%

Before waivers and reimbursements (f)	2.75%	2.70%	2.74%	2.75%	2.52%

Portfolio turnover rate^	20%	30%	21%	24%	27%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

628	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Goldman Sachs Growth Allocation Portfolio

	Class IB		Class K
	February 1, 2019* to December 31, 2019		February 1, 2019* to December 31, 2019

Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.16		0.18

Net realized and unrealized gain (loss)	1.40		1.41

Total from investment operations	1.56		1.59

Less distributions:

Dividends from net investment income	(0.08)		(0.11)

Distributions from net realized gains	(0.18)		(0.18)

Total dividends and distributions	(0.26)		(0.29)

Net asset value, end of period	$11.30		$11.30

Total return (b)	15.62%		15.87%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$67,229		$11,471

Ratio of expenses to average net assets:

After waivers (a)(f)	1.09	%(j)	0.84	%(j)

Before waivers (a)(f)	1.44%		1.35%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	1.55	%(l)	1.80	%(l)

Before waivers (a)(f)	1.21	%(l)	1.30	%(l)

Portfolio turnover rate^	45	%(z)	45	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	629

Financial Highlights (cont’d)

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

	Class IB										Class K
	Year Ended December 31,								May 1, 2015* to December 31, 2015		January 1, 2016 to February 21, 2016‡	May 1, 2015* to December 31, 2015
	2019		2018		2017		2016

Net asset value, beginning of period	$9.95		$10.58		$10.22		$9.70		$10.00		$9.70	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.11		0.10		0.06		0.03		0.03		— #	0.04

Net realized and unrealized gain (loss)	1.63		(0.63)		0.99		0.55		(0.31)		(0.26)	(0.31)

Total from investment operations	1.74		(0.53)		1.05		0.58		(0.28)		(0.26)	(0.27)

Less distributions:

Dividends from net investment income	(0.11)		(0.10)		(0.05)		(0.03)		(0.02)		—	(0.03)

Distributions from net realized gains	(0.78)		—		(0.64)		(0.03)		—		—	—

Total dividends and distributions	(0.89)		(0.10)		(0.69)		(0.06)		(0.02)		—	—

Net asset value, end of period	$10.80		$9.95		$10.58		$10.22		$9.70		$9.44	$9.70

Total return (b)	17.57%		(5.05)%		10.39%		5.93%		(2.84)%		(2.68)%	(2.68)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$660,492		$504,549		$453,327		$291,951		$110,993		$—	$9,634

Ratio of expenses to average net assets:

After waivers (a)(f)	1.16	%(j)	1.13	%(j)	1.17	%(k)	1.22	%(m)	1.23%		0.97%	0.99%

Before waivers (a)(f)	1.20%		1.20%		1.20%		1.23%		1.33%		1.03%	1.44%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	1.05%		1.00%		0.52%		0.34%		0.50	%(l)	(0.06)%	0.64	%(l)

Before waivers (a)(f)	1.01%		0.93%		0.49%		0.32%		0.40	%(l)	(0.12)%	0.19	%(l)

Portfolio turnover rate^	193%		183%		219%		54%		40	%(z)	54%	40	%(z)

*	Commencement of Operations.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

630	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Invesco Moderate Allocation Portfolio

	Class IB										Class K
	Year Ended December 31,								May 1, 2015* to December 31, 2015		January 1, 2016 to February 21, 2016‡	May 1, 2015* to December 31, 2015
	2019		2018		2017		2016

Net asset value, beginning of period	$9.89		$10.53		$9.95		$9.64		$10.00		$9.64	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.11		0.09		0.03		—	#	0.01		— #	0.02

Net realized and unrealized gain (loss)	1.31		(0.61)		0.94		0.31		(0.36)		(0.22)	(0.36)

Total from investment operations	1.42		(0.52)		0.97		0.31		(0.35)		(0.22)	(0.34)

Less distributions:

Dividends from net investment income	(0.11)		(0.08)		(0.03)		—	#	(0.01)		—	(0.02)

Distributions from net realized gains	—		(0.04)		(0.36)		—		—		—	—

Total dividends and distributions	(0.11)		(0.12)		(0.39)		—	#	(0.01)		—	—

Net asset value, end of period	$11.20		$9.89		$10.53		$9.95		$9.64		$9.42	$9.64

Total return (b)	14.35%		(4.95)%		9.75%		3.26%		(3.52)%		(2.28)%	(3.36)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$305,532		$251,964		$231,464		$160,823		$65,818		$—	9,570

Ratio of expenses to average net assets:

After waivers (a)(f)	1.17	%(j)	1.17	%(j)	1.20	%(k)	1.23	%(m)	1.23%		0.98%	0.99%

Before waivers (a)(f)	1.22%		1.22%		1.23%		1.27%		1.44%		1.10%	1.56%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	1.04%		0.85%		0.31%		0.05%		0.15	%(l)	0.37%	0.32	%(l)

Before waivers (a)(f)	0.99%		0.80%		0.29%		—	%‡‡	(0.05	)%(l)	0.25%	(0.25	)%(l)

Portfolio turnover rate^	76%		90%		78%		378%		762	%(z)	378%	762	%(z)

*	Commencement of Operations.
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer operational, but are still registered.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	631

Financial Highlights (cont’d)

EQ/Invesco Moderate Growth Allocation Portfolio

	Class IB		Class K
	February 1, 2019* to December 31, 2019		February 1, 2019* to December 31, 2019

Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.13		0.17

Net realized and unrealized gain (loss)	1.24		1.22

Total from investment operations	1.37		1.39

Less distributions:

Dividends from net investment income	(0.09)		(0.11)

Distributions from net realized gains	(0.29)		(0.29)

Total dividends and distributions	(0.38)		(0.40)

Net asset value, end of period	$10.99		$10.99

Total return (b)	13.75%		14.00%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$30,019		$11,288

Ratio of expenses to average net assets:

After waivers (a)(f)	1.15	%(j)	0.90	%(j)

Before waivers (a)(f)	1.64%		1.58%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	1.34	%(l)	1.70	%(l)

Before waivers (a)(f)	0.85	%(l)	1.02	%(l)

Portfolio turnover rate^	114	%(z)	114	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

632	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/JPMorgan Growth Allocation Portfolio

	Class IB						Class K
	Year Ended December 31,				November 13, 2017* to December 31, 2017		January 1, 2019 to September 4, 2019‡		Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
	2019		2018

Net asset value, beginning of period	$9.60		$10.15		$10.00		$9.60		$10.15		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.10		0.10		0.01		0.08		0.09		0.02

Net realized and unrealized gain (loss)	1.43		(0.58)		0.16		0.83		(0.54)		0.15

Total from investment operations	1.53		(0.48)		0.17		0.91		(0.45)		0.17

Less distributions:

Dividends from net investment income	(0.08)		(0.05)		(0.02)		—		(0.08)		(0.02)

Distributions from net realized gains	(0.20)		(0.02)		—		—		(0.02)		—

Total dividends and distributions	(0.28)		(0.07)		(0.02)		—		(0.10)		(0.02)

Net asset value, end of period	$10.85		$9.60		$10.15		$10.51		$9.60		$10.15

Total return (b)	15.92%		(4.73)%		1.66%		9.48%		(4.48)%		1.69%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$165,453		$69,223		$102		$—		$9,619		$10,065

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.15	%(j)	1.15	%(j)	1.17	%**(k)	0.90	%(j)	0.90	%(j)	0.92	%**(k)

Before waivers and reimbursements (a)(f)	1.25%		1.55%		3.10%		1.01%		1.47%		2.85%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)(x)	0.91%		0.99%		0.92	%(l)	1.21	%(l)	0.91%		1.17	%(l)

Before waivers and reimbursements (a)(f)(x)	0.82%		0.59%		(1.02	)%(l)	1.11	%(l)	0.34%		(0.76	)%(l)

Portfolio turnover rate^	14%		62%		1	%(z)	14%		62%		1	%(z)

*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
‡	After the close of business on September 4, 2019 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class IB and 0.96% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	633

Financial Highlights (cont’d)

EQ/Legg Mason Growth Allocation Portfolio

	Class IB		Class K
	February 1, 2019* to December 31, 2019		February 1, 2019* to December 31, 2019

Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.22		0.21

Net realized and unrealized gain (loss)	1.18		1.21

Total from investment operations	1.40		1.42

Less distributions:

Dividends from net investment income	(0.13)		(0.15)

Distributions from net realized gains	(0.03)		(0.03)

Total dividends and distributions	(0.16)		(0.18)

Net asset value, end of period	$11.24		$11.24

Total return (b)	13.98%		14.22%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$24,154		$11,312

Ratio of expenses to average net assets:

After waivers (a)(f)	1.14	%(j)	0.88	%(j)

Before waivers (a)(f)	1.70%		1.59%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	2.25	%(l)	2.15	%(l)

Before waivers (a)(f)	1.69	%(l)	1.45	%(l)

Portfolio turnover rate^	24	%(z)	24	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB and 0.95% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

634	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Legg Mason Moderate Allocation Portfolio

	Class IB								Class K
	Year Ended December 31,						February 22, 2016* to December 31, 2016		January 1, 2017 to November 20, 2017‡		February 22, 2016* to December 31, 2016
	2019		2018		2017

Net asset value, beginning of period	$10.83		$11.67		$10.62		$10.00		$10.62		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.13		0.16		0.11		0.11		0.07		0.11

Net realized and unrealized gain (loss)	1.49		(0.85)		1.03		0.58		0.92		0.60

Total from investment operations	1.62		(0.69)		1.14		0.69		0.99		0.71

Less distributions:

Dividends from net investment income	(0.12)		(0.14)		(0.09)		(0.07)		—	#	(0.09)

Distributions from net realized gains	(0.70)		—		—		—		—		—

Return of capital	—		(0.01)		—		—		—		—

Total dividends and distributions	(0.82)		(0.15)		(0.09)		(0.07)		—		—

Net asset value, end of period	$11.63		$10.83		$11.67		$10.62		$11.61		$10.62

Total return (b)	14.98%		(5.96)%		10.74%		6.89%		9.33%		7.12%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$207,878		$162,945		$121,787		$51,581		$—		$10,603

Ratio of expenses to average net assets:

After waivers (a)(f)	1.14	%(j)	1.09	%(j)	1.11	%(k)	1.13	%(m)	0.87	%(k)	0.87	%(m)

Before waivers (a)(f)	1.23%		1.23%		1.26%		1.58%		1.02%		1.47%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	1.12%		1.38%		0.94%		1.16	%(l)	0.73%		1.20	%(l)

Before waivers (a)(f)	1.03%		1.24%		0.80%		0.71	%(l)	0.59%		0.61	%(l)

Portfolio turnover rate^	305%		506%		510%		400	%(z)	510%		400	%(z)

*	Commencement of Operations.
‡	After the close of business on November 20, 2017 operations for Class K ceased and shares of seed capital were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB and 0.98% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB and 1.00% for Class K.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	635

Financial Highlights (cont’d)

ATM International Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.17	$11.08	$9.11	$9.21	$9.60

Income (loss) from investment operations:

Net investment income (loss) (e)	0.25	0.24	0.21	0.22	0.16

Net realized and unrealized gain (loss)	1.73	(1.80)	2.02	(0.24)	(0.34)

Total from investment operations	1.98	(1.56)	2.23	(0.02)	(0.18)

Less distributions:

Dividends from net investment income	(0.28)	(0.23)	(0.25)	(0.08)	(0.03)

Distributions from net realized gains	(0.10)	(0.12)	(0.01)	—	(0.18)

Total dividends and distributions	(0.38)	(0.35)	(0.26)	(0.08)	(0.21)

Net asset value, end of year	$10.77	$9.17	$11.08	$9.11	$9.21

Total return	21.62%	(14.18)%	24.56%	(0.25)%	(1.80)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,716,381	$1,434,531	$1,699,057	$1,563,651	$1,798,451

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.62%	0.64%	0.64%	0.62%	0.62%

Before waivers and reimbursements (f)	0.62%	0.64%	0.64%	0.63%	0.62%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	2.46%	2.22%	2.08%	2.41%	1.66%

Before waivers and reimbursements (f)	2.46%	2.22%	2.08%	2.40%	1.66%

Portfolio turnover rate^	9%	10%	3%	4%	8%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

636	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

ATM Large Cap Managed Volatility Portfolio

	Class IA	Class K
	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.29	$12.94	$14.99	$13.27	$12.47	$13.29

Income (loss) from investment operations:

Net investment income (loss) (e)	0.02	0.24	0.21	0.20	0.19	0.16

Net realized and unrealized gain (loss)	0.23	3.62	(1.06)	2.57	1.22	(0.12)

Total from investment operations	0.25	3.86	(0.85)	2.77	1.41	0.04

Less distributions:

Dividends from net investment income	—	(0.27)	(0.22)	(0.21)	(0.20)	(0.17)

Distributions from net realized gains	—	(1.20)	(0.98)	(0.84)	(0.41)	(0.69)

Total dividends and distributions	—	(1.47)	(1.20)	(1.05)	(0.61)	(0.86)

Net asset value, end of year	$13.54	$15.33	$12.94	$14.99	$13.27	$12.47

Total return (b)	1.88%	30.06%	(6.20)%	21.08%	11.30%	0.51%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$—	$3,308,504	$2,942,140	$3,653,872	$3,515,198	$3,879,117

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	0.89%	0.58%	0.58%	0.58%	0.59%	0.59%

Before waivers and reimbursements (a)(f)	0.89%	0.58%	0.58%	0.58%	0.59%	0.59%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	0.46%	1.60%	1.36%	1.38%	1.45%	1.23%

Before waivers and reimbursements (a)(f)	0.46%	1.60%	1.36%	1.38%	1.45%	1.23%

Portfolio turnover rate^	10%	4%	4%	3%	3%	10%

‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	637

Financial Highlights (cont’d)

ATM Mid Cap Managed Volatility Portfolio

	Class IA	Class K
	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.74	$6.60	$8.31	$8.03	$7.25	$8.73

Income (loss) from investment operations:

Net investment income (loss) (e)	— #	0.08	0.08	0.06	0.07	0.05

Net realized and unrealized gain (loss)	0.47	1.59	(1.04)	1.16	1.38	(0.33)

Total from investment operations	0.47	1.67	(0.96)	1.22	1.45	(0.28)

Less distributions:

Dividends from net investment income	—	(0.09)	(0.09)	(0.08)	(0.08)	(0.06)

Distributions from net realized gains	—	(0.23)	(0.66)	(0.86)	(0.59)	(1.14)

Return of capital	—	—	— #	—	—	—

Total dividends and distributions	—	(0.32)	(0.75)	(0.94)	(0.67)	(1.20)

Net asset value, end of year	$9.21	$7.95	$6.60	$8.31	$8.03	$7.25

Total return (b)	5.38%	25.29%	(12.14)%	15.47%	20.02%	(3.08)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$—	$235,737	$172,193	$203,144	$200,381	$184,496

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	0.83%	0.60%	0.60%	0.60%	0.63%	0.64%

Before waivers and reimbursements (a)(f)	0.83%	0.66%	0.65%	0.64%	0.65%	0.64%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	0.02%	1.10%	1.00%	0.73%	0.96%	0.56%

Before waivers and reimbursements (a)(f)	0.02%	1.04%	0.95%	0.69%	0.94%	0.56%

Portfolio turnover rate^	35%	23%	22%	16%	16%	35%

‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

638	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

ATM Small Cap Managed Volatility Portfolio

	Class IA	Class K
	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.40	$10.21	$12.86	$12.22	$10.59	$12.42

Income (loss) from investment operations:

Net investment income (loss) (e)	— #	0.12	0.13	0.10	0.10	0.06

Net realized and unrealized gain (loss)	0.66	2.41	(1.57)	1.59	2.09	(0.66)

Total from investment operations	0.66	2.53	(1.44)	1.69	2.19	(0.60)

Less distributions:

Dividends from net investment income	—	(0.13)	(0.13)	(0.12)	(0.11)	(0.06)

Distributions from net realized gains	—	(0.54)	(1.07)	(0.93)	(0.45)	(1.17)

Return of capital	—	—	(0.01)	—	—	—

Total dividends and distributions	—	(0.67)	(1.21)	(1.05)	(0.56)	(1.23)

Net asset value, end of year	$13.06	$12.07	$10.21	$12.86	$12.22	$10.59

Total return (b)	5.32%	24.87%	(11.83)%	14.08%	20.71%	(4.74)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$—	$1,211,498	$860,280	$1,001,317	$959,878	$888,430

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	0.87%	0.60%	0.60%	0.60%	0.61%	0.61%

Before waivers and reimbursements (a)(f)	0.87%	0.61%	0.60%	0.61%	0.62%	0.61%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	(0.11)%	1.00%	0.95%	0.77%	0.94%	0.45%

Before waivers and reimbursements (a)(f)	(0.11)%	0.99%	0.95%	0.76%	0.93%	0.44%

Portfolio turnover rate^	29%	19%	21%	13%	14%	29%

‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	639

Financial Highlights (cont’d)

EQ/400 Managed Volatility Portfolio

	Class IA	Class IB
	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of year	$20.75	$18.06	$22.57	$21.37	$18.75	$20.61

Income (loss) from investment operations:

Net investment income (loss) (e)	0.01	0.17	0.18	0.11	0.16	0.10

Net realized and unrealized gain (loss)	1.13	4.32	(2.80)	3.10	3.54	(0.76)

Total from investment operations	1.14	4.49	(2.62)	3.21	3.70	(0.66)

Less distributions:

Dividends from net investment income	—	(0.19)	(0.20)	(0.15)	(0.16)	(0.10)

Distributions from net realized gains	—	(0.59)	(1.68)	(1.86)	(0.92)	(1.10)

Return of capital	—	—	(0.01)	—	—	—

Total dividends and distributions	—	(0.78)	(1.89)	(2.01)	(1.08)	(1.20)

Net asset value, end of year	$21.89	$21.77	$18.06	$22.57	$21.37	$18.75

Total return	5.49%	24.90%	(12.26)%	15.26%	19.68%	(3.13)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$—	$388,635	$345,511	$449,715	$432,612	$394,461

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.87%	0.85%	0.85%	0.85%	0.85%	0.86%

Before waivers and reimbursements (f)	0.87%	0.86%	0.85%	0.85%	0.86%	0.86%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	0.24%	0.83%	0.79%	0.48%	0.79%	0.48%

Before waivers and reimbursements (f)	0.24%	0.83%	0.79%	0.48%	0.78%	0.48%

Portfolio turnover rate^	20%	21%	15%	16%	19%	20%

640	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/400 Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$18.22	$22.76	$21.54	$18.89	$20.76

Income (loss) from investment operations:

Net investment income (loss) (e)	0.23	0.24	0.16	0.21	0.16

Net realized and unrealized gain (loss)	4.36	(2.84)	3.12	3.57	(0.78)

Total from investment operations	4.59	(2.60)	3.28	3.78	(0.62)

Less distributions:

Dividends from net investment income	(0.24)	(0.24)	(0.20)	(0.21)	(0.15)

Distributions from net realized gains	(0.59)	(1.68)	(1.86)	(0.92)	(1.10)

Return of capital	—	(0.02)	—	—	—

Total dividends and distributions	(0.83)	(1.94)	(2.06)	(1.13)	(1.25)

Net asset value, end of year	$21.98	$18.22	$22.76	$21.54	$18.89

Total return	25.24%	(12.05)%	15.50%	20.00%	(2.90)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$291,741	$209,756	$254,882	$274,935	$238,681

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.60%	0.61%

Before waivers and reimbursements (f)	0.61%	0.60%	0.60%	0.61%	0.61%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.10%	1.04%	0.72%	1.04%	0.74%

Before waivers and reimbursements (f)	1.09%	1.04%	0.72%	1.03%	0.74%

Portfolio turnover rate^	21%	15%	16%	19%	20%

‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	641

Financial Highlights (cont’d)

EQ/500 Managed Volatility Portfolio

	Class IA	Class IB
	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of year	$19.32	$21.68	$23.87	$20.40	$18.72	$19.18

Income (loss) from investment operations:

Net investment income (loss) (e)	0.04	0.36	0.27	0.25	0.23	0.19

Net realized and unrealized gain (loss)	0.33	6.10	(1.65)	3.97	1.84	(0.13)

Total from investment operations	0.37	6.46	(1.38)	4.22	2.07	0.06

Less distributions:

Dividends from net investment income	—	(0.40)	(0.27)	(0.26)	(0.24)	(0.18)

Distributions from net realized gains	—	(0.48)	(0.54)	(0.49)	(0.15)	(0.34)

Total dividends and distributions	—	(0.88)	(0.81)	(0.75)	(0.39)	(0.52)

Net asset value, end of year	$19.69	$27.26	$21.68	$23.87	$20.40	$18.72

Total return (b)	1.92%	29.88%	(6.04)%	20.75%	11.04%	0.37%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$—	$212,697	$179,216	$218,739	$202,834	$191,919

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	0.83%	0.81%	0.81%	0.82%	0.82%	0.83%

Before waivers and reimbursements (a)(f)	0.83%	0.81%	0.81%	0.82%	0.83%	0.84%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	0.70%	1.41%	1.11%	1.10%	1.20%	0.99%

Before waivers and reimbursements (a)(f)	0.70%	1.41%	1.11%	1.10%	1.19%	0.99%

Portfolio turnover rate^	4%	4%	10%	4%	4%	4%

642	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/500 Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$21.84	$24.04	$20.54	$18.85	$19.31

Income (loss) from investment operations:

Net investment income (loss) (e)	0.42	0.34	0.30	0.28	0.24

Net realized and unrealized gain (loss)	6.16	(1.66)	4.01	1.85	(0.13)

Total from investment operations	6.58	(1.32)	4.31	2.13	0.11

Less distributions:

Dividends from net investment income	(0.46)	(0.34)	(0.32)	(0.29)	(0.23)

Distributions from net realized gains	(0.48)	(0.54)	(0.49)	(0.15)	(0.34)

Total dividends and distributions	(0.94)	(0.88)	(0.81)	(0.44)	(0.57)

Net asset value, end of year	$27.48	$21.84	$24.04	$20.54	$18.85

Total return	30.23%	(5.79)%	21.03%	11.31%	0.63%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$9,283,867	$7,846,963	$8,686,557	$7,591,743	$6,915,188

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.56%	0.56%	0.57%	0.57%	0.58%

Before waivers and reimbursements (f)	0.56%	0.56%	0.57%	0.58%	0.59%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.66%	1.37%	1.35%	1.44%	1.26%

Before waivers and reimbursements (f)	1.66%	1.37%	1.35%	1.44%	1.26%

Portfolio turnover rate^	4%	10%	4%	4%	4%

‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	643

Financial Highlights (cont’d)

EQ/2000 Managed Volatility Portfolio

	Class IA	Class IB
	January 1, 2015 to April 13, 2015‡	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of year	$18.93	$17.43	$21.40	$20.03	$17.02	$18.81

Income (loss) from investment operations:

Net investment income (loss) (e)	0.01	0.15	0.15	0.11	0.12	0.06

Net realized and unrealized gain (loss)	0.97	4.09	(2.59)	2.62	3.37	(1.03)

Total from investment operations	0.98	4.24	(2.44)	2.73	3.49	(0.97)

Less distributions:

Dividends from net investment income	—	(0.17)	(0.16)	(0.13)	(0.12)	(0.06)

Distributions from net realized gains	—	(0.87)	(1.36)	(1.23)	(0.36)	(0.76)

Return of capital	—	—	(0.01)	—	—	—

Total dividends and distributions	—	(1.04)	(1.53)	(1.36)	(0.48)	(0.82)

Net asset value, end of year	$19.91	$20.63	$17.43	$21.40	$20.03	$17.02

Total return	5.18%	24.41%	(11.91)%	13.90%	20.49%	(5.09)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$—	$556,136	$496,605	$634,474	$628,298	$590,553

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.87%	0.83%	0.83%	0.84%	0.84%	0.85%

Before waivers and reimbursements (f)	0.87%	0.83%	0.83%	0.84%	0.85%	0.85%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	0.13%	0.75%	0.66%	0.55%	0.69%	0.29%

Before waivers and reimbursements (f)	0.13%	0.75%	0.66%	0.55%	0.68%	0.29%

Portfolio turnover rate^	20%	18%	19%	16%	18%	20%

644	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/2000 Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$17.54	$21.54	$20.16	$17.12	$18.92

Income (loss) from investment operations:

Net investment income (loss) (e)	0.20	0.21	0.17	0.17	0.11

Net realized and unrealized gain (loss)	4.13	(2.62)	2.63	3.40	(1.05)

Total from investment operations	4.33	(2.41)	2.80	3.57	(0.94)

Less distributions:

Dividends from net investment income	(0.22)	(0.22)	(0.19)	(0.17)	(0.10)

Distributions from net realized gains	(0.87)	(1.36)	(1.23)	(0.36)	(0.76)

Return of capital	—	(0.01)	—	—	—

Total dividends and distributions	(1.09)	(1.59)	(1.42)	(0.53)	(0.86)

Net asset value, end of year	$20.78	$17.54	$21.54	$20.16	$17.12

Total return	24.77%	(11.72)%	14.12%	20.86%	(4.87)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,313,780	$2,707,319	$2,870,504	$2,490,931	$1,980,593

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.58%	0.58%	0.59%	0.59%	0.60%

Before waivers and reimbursements (f)	0.58%	0.58%	0.59%	0.60%	0.60%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.00%	0.93%	0.80%	0.95%	0.56%

Before waivers and reimbursements (f)	1.00%	0.93%	0.80%	0.94%	0.56%

Portfolio turnover rate^	18%	19%	16%	18%	20%

‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	645

Financial Highlights (cont’d)

EQ/AB Small Cap Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.68	$20.35	$18.11	$17.21	$19.95	$14.33	$18.88	$16.91	$16.15	$18.86

Income (loss) from investment operations:

Net investment income (loss) (e)	0.01	0.01	0.01	0.05	(0.02)	0.01	0.01	0.01	0.05	(0.02)

Net realized and unrealized gain (loss)	4.31	(1.39)	4.04	2.11	(0.58)	3.94	(1.27)	3.77	1.97	(0.55)

Total from investment operations	4.32	(1.38)	4.05	2.16	(0.60)	3.95	(1.26)	3.78	2.02	(0.57)

Less distributions:

Dividends from net investment income	(0.02)	(0.01)	(0.05)	(0.06)	—	(0.02)	(0.01)	(0.05)	(0.06)	—

Distributions from net realized gains	(1.73)	(3.28)	(1.76)	(1.20)	(2.14)	(1.73)	(3.28)	(1.76)	(1.20)	(2.14)

Total dividends and distributions	(1.75)	(3.29)	(1.81)	(1.26)	(2.14)	(1.75)	(3.29)	(1.81)	(1.26)	(2.14)

Net asset value, end of year	$18.25	$15.68	$20.35	$18.11	$17.21	$16.53	$14.33	$18.88	$16.91	$16.15

Total return	27.79%	(7.91)%	22.68%	12.61%	(2.91)%	27.84%	(7.89)%	22.69%	12.55%	(2.92)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$522,416	$442,831	$521,011	$468,126	$448,501	$778,399	$657,055	$764,841	$684,307	$681,187

Ratio of expenses to average net assets (f)	0.92%	0.92%	0.94%	0.95%	0.94%	0.92%	0.92%	0.94%	0.95%	0.94%

Ratio of net investment income (loss) to average net assets (f)	0.05%	0.07%	0.06%	0.30%	(0.08)%	0.05%	0.07%	0.06%	0.30%	(0.08)%

Portfolio turnover rate^	42%	46%	40%	37%	38%	42%	46%	40%	37%	38%

646	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/AB Small Cap Growth Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.69	$20.35	$18.11	$17.22	$19.96

Income (loss) from investment operations:

Net investment income (loss) (e)	0.05	0.07	0.06	0.09	0.03

Net realized and unrealized gain (loss)	4.31	(1.39)	4.04	2.11	(0.59)

Total from investment operations	4.36	(1.32)	4.10	2.20	(0.56)

Less distributions:

Dividends from net investment income	(0.06)	(0.06)	(0.10)	(0.11)	(0.04)

Distributions from net realized gains	(1.73)	(3.28)	(1.76)	(1.20)	(2.14)

Total dividends and distributions	(1.79)	(3.34)	(1.86)	(1.31)	(2.18)

Net asset value, end of year	$18.26	$15.69	$20.35	$18.11	$17.22

Total return	28.07%	(7.60)%	22.95%	12.83%	(2.66)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$633,203	$632,384	$776,673	$678,247	$669,892

Ratio of expenses to average net assets (f)	0.67%	0.67%	0.69%	0.70%	0.69%

Ratio of net investment income (loss) to average net assets (f)	0.30%	0.32%	0.31%	0.55%	0.16%

Portfolio turnover rate^	42%	46%	40%	37%	38%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	647

Financial Highlights (cont’d)

EQ/American Century Mid Cap Value Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$18.26		$20.52

Income (loss) from investment operations:

Net investment income (loss) (e)	0.33		0.09

Net realized and unrealized gain (loss)	4.92		(2.24)

Total from investment operations	5.25		(2.15)

Less distributions:

Dividends from net investment income	(0.38)		(0.09)

Distributions from net realized gains	(0.02)		—

Return of capital	—		(0.02)

Total dividends and distributions	(0.40)		(0.11)

Net asset value, end of period	$23.11		$18.26

Total return (b)	28.77%		(10.50)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$347,837		$261,736

Ratio of expenses to average net assets:

After waivers (a)(f)	0.99	%(j)	1.00	%(j)

Before waivers (a)(f)	1.32%		1.33%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	1.54%		2.29	%(l)

Before waivers (a)(f)	1.21%		1.95	%(l)

Portfolio turnover rate^	42%		11	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

648	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/BlackRock Basic Value Equity Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2019	2018	2017		2016	2015		2019	2018	2017		2016	2015

Net asset value, beginning of year	$20.32	$24.69	$23.16		$19.90	$21.52		$20.37	$24.75	$23.22		$19.95	$21.57

Income (loss) from investment operations:

Net investment income (loss) (e)	0.44	0.40	0.28		0.29	0.29		0.44	0.40	0.28		0.29	0.29

Net realized and unrealized gain (loss)	4.28	(2.25)	1.59		3.29	(1.63)		4.30	(2.26)	1.59		3.31	(1.63)

Total from investment operations	4.72	(1.85)	1.87		3.58	(1.34)		4.74	(1.86)	1.87		3.60	(1.34)

Less distributions:

Dividends from net investment income	(0.45)	(0.41)	(0.34)		(0.32)	(0.28)		(0.45)	(0.41)	(0.34)		(0.33)	(0.28)

Distributions from net realized gains	(1.13)	(2.11)	—		—	—		(1.13)	(2.11)	—		—	—

Total dividends and distributions	(1.58)	(2.52)	(0.34)		(0.32)	(0.28)		(1.58)	(2.52)	(0.34)		(0.33)	(0.28)

Net asset value, end of year	$23.46	$20.32	$24.69		$23.16	$19.90		$23.53	$20.37	$24.75		$23.22	$19.95

Total return	23.41%	(7.99)%	8.09	%(dd)	17.99%	(6.19	)%(bb)	23.46%	(8.01)%	8.07	%(dd)	18.00%	(6.17	)%(bb)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$161,168	$143,367	$170,805		$164,610	$144,862		$1,067,720	$899,385	$1,025,850		$1,004,707	$872,607

Ratio of expenses to average net assets:

After waivers (f)	0.95%	0.92%	0.95%		0.95%	0.95%		0.95%	0.92%	0.95%		0.95%	0.95%

Before waivers (f)	0.95%	0.95%	0.95%		0.95%	0.95%		0.95%	0.95%	0.95%		0.95%	0.95%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.91%	1.61%	1.19%		1.39%	1.35	%(cc)	1.90%	1.60%	1.19%		1.38%	1.35	%(cc)

Before waivers (f)	1.91%	1.58%	1.19%		1.39%	1.35	%(cc)	1.90%	1.58%	1.19%		1.38%	1.35	%(cc)

Portfolio turnover rate^	47%	36%	43%		34%	49%		47%	36%	43%		34%	49%

EQ Advisors Trust	Financial Highlights	649

Financial Highlights (cont’d)

EQ/BlackRock Basic Value Equity Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$20.31	$24.69	$23.15		$19.90	$21.51

Income (loss) from investment operations:

Net investment income (loss) (e)	0.50	0.46	0.34		0.34	0.34

Net realized and unrealized gain (loss)	4.29	(2.25)	1.60		3.30	(1.62)

Total from investment operations	4.79	(1.79)	1.94		3.64	(1.28)

Less distributions:

Dividends from net investment income	(0.51)	(0.48)	(0.40)		(0.39)	(0.33)

Distributions from net realized gains	(1.13)	(2.11)	—		—	—

Total dividends and distributions	(1.64)	(2.59)	(0.40)		(0.39)	(0.33)

Net asset value, end of year	$23.46	$20.31	$24.69		$23.15	$19.90

Total return	23.76%	(7.78)%	8.39	%(dd)	18.24%	(5.90	)%(bb)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$451,221	$447,298	$568,814		$724,922	$748,345

Ratio of expenses to average net assets:

After waivers (f)	0.70%	0.67%	0.70%		0.70%	0.70%

Before waivers (f)	0.70%	0.70%	0.70%		0.70%	0.70%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.17%	1.86%	1.44%		1.65%	1.60	%(cc)

Before waivers (f)	2.17%	1.83%	1.44%		1.65%	1.60	%(cc)

Portfolio turnover rate^	47%	36%	43%		34%	49%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.33)% for Class IA, (6.31)% for Class IB and (6.04)% for Class K.
(cc)	Includes income resulting from a litigation payment. Without this income, the ratio would have been 1.21% for Class IA, 1.21% for Class IB and 1.46% for Class K.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 7.96% for Class IA, 7.98% for Class IB and 8.26% for Class K.

650	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Capital Group Research Portfolio

	Class IA									Class IB
	Year Ended December 31,									Year Ended December 31,
	2019		2018	2017		2016		2015		2019		2018	2017		2016		2015

Net asset value, beginning of year	$22.27		$26.69	$22.66		$21.07		$20.81		$22.30		$26.72	$22.68		$21.10		$20.83

Income (loss) from investment operations:

Net investment income (loss) (e)	0.17	##	0.14	0.16	####	0.16	###	0.10		0.17	##	0.14	0.16	####	0.16	###	0.10

Net realized and unrealized gain (loss)	7.06		(1.20)	5.58		1.62		0.29		7.07		(1.20)	5.59		1.62		0.30

Total from investment operations	7.23		(1.06)	5.74		1.78		0.39		7.24		(1.06)	5.75		1.78		0.40

Less distributions:

Dividends from net investment income	(0.15)		(0.16)	(0.16)		(0.19)		(0.13)		(0.15)		(0.16)	(0.16)		(0.20)		(0.13)

Distributions from net realized gains	(3.17)		(3.20)	(1.55)		—		—		(3.17)		(3.20)	(1.55)		—		—

Total dividends and distributions	(3.32)		(3.36)	(1.71)		(0.19)		(0.13)		(3.32)		(3.36)	(1.71)		(0.20)		(0.13)

Net asset value, end of year	$26.18		$22.27	$26.69		$22.66		$21.07		$26.22		$22.30	$26.72		$22.68		$21.10

Total return	32.89%		(4.81)%	25.39	%(dd)	8.46%		1.87	%(bb)	32.89%		(4.81)%	25.41	%(dd)	8.40%		1.92	%(bb)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$41,519		$37,013	$42,155		$38,797		$39,601		$381,178		$316,075	$359,765		$308,617		$310,665

Ratio of expenses to average net assets:

After waivers (f)	0.97%		0.97%	0.97%		0.97%		0.97%		0.97%		0.97%	0.97%		0.97%		0.97%

Before waivers (f)	1.03%		1.04%	1.04%		1.04%		1.04%		1.03%		1.04%	1.04%		1.04%		1.04%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.66	%(aa)	0.52%	0.61	%(ee)	0.74	%(cc)	0.47%		0.66	%(aa)	0.52%	0.60	%(ee)	0.74	%(cc)	0.47%

Before waivers (f)	0.59	%(aa)	0.45%	0.54	%(ee)	0.67	%(cc)	0.40%		0.59	%(aa)	0.45%	0.54	%(ee)	0.68	%(cc)	0.40%

Portfolio turnover rate^	32%		31%	28%		20%		31%		32%		31%	28%		20%		31%

EQ Advisors Trust	Financial Highlights	651

Financial Highlights (cont’d)

EQ/Capital Group Research Portfolio

	Class K
	Year Ended December 31,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$22.21		$26.64	$22.61		$21.03		$20.76

Income (loss) from investment operations:

Net investment income (loss) (e)	0.24	##	0.21	0.22	####	0.22	###	0.15

Net realized and unrealized gain (loss)	7.05		(1.21)	5.58		1.61		0.30

Total from investment operations	7.29		(1.00)	5.80		1.83		0.45

Less distributions:

Dividends from net investment income	(0.22)		(0.23)	(0.22)		(0.25)		(0.18)

Distributions from net realized gains	(3.17)		(3.20)	(1.55)		—		—

Total dividends and distributions	(3.39)		(3.43)	(1.77)		(0.25)		(0.18)

Net asset value, end of year	$26.11		$22.21	$26.64		$22.61		$21.03

Total return	33.24%		(4.61)%	25.74	%(dd)	8.70%		2.19	%(bb)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$6,424		$4,285	$4,081		$3,425		$2,901

Ratio of expenses to average net assets:

After waivers (f)	0.72%		0.72%	0.72%		0.72%		0.72%

Before waivers (f)	0.79%		0.79%	0.79%		0.79%		0.79%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.91	%(aa)	0.77%	0.85	%(ee)	1.01	%(cc)	0.71%

Before waivers (f)	0.84	%(aa)	0.71%	0.79	%(ee)	0.94	%(cc)	0.64%

Portfolio turnover rate^	32%		31%	28%		20%		31%

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.19 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.17 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.11, $0.11 and $0.17 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.19% lower.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.73% for Class IA, 1.78% for Class IB and 2.04% for Class K.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.19%, 0.19% and 0.20% lower for Class IA, Class IB and Class K, respectively.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 25.25% for Class IA, 25.27% for Class IB and 25.55% for Class K.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.18% lower.

652	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/ClearBridge Large Cap Growth Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019	2018		2017	2016	2015	2019	2018		2017	2016	2015

Net asset value, beginning of year	$10.89	$11.95		$10.77	$10.73	$11.38	$10.52	$11.57		$10.47	$10.43	$11.09

Income (loss) from investment operations:

Net investment income (loss) (e)	— #	0.02	##	0.01	— #	(0.05)	— #	0.02	##	0.01	— #	(0.05)

Net realized and unrealized gain (loss)	3.45	0.01		2.65	0.09	0.18	3.33	0.02		2.57	0.09	0.17

Total from investment operations	3.45	0.03		2.66	0.09	0.13	3.33	0.04		2.58	0.09	0.12

Less distributions:

Dividends from net investment income	— #	(0.02)		(0.01)	—	—	— #	(0.02)		(0.01)	—	—

Distributions from net realized gains	(0.83)	(1.07)		(1.47)	(0.05)	(0.78)	(0.83)	(1.07)		(1.47)	(0.05)	(0.78)

Total dividends and distributions	(0.83)	(1.09)		(1.48)	(0.05)	(0.78)	(0.83)	(1.09)		(1.48)	(0.05)	(0.78)

Net asset value, end of year	$13.51	$10.89		$11.95	$10.77	$10.73	$13.02	$10.52		$11.57	$10.47	$10.43

Total return	31.99%	(0.38)%		25.59%	0.84%	1.34%	31.98%	(0.30)%		25.56%	0.87%	1.28%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$13,833	$11,286		$12,084	$12,944	$14,616	$359,458	$304,627		$343,495	$321,626	$380,798

Ratio of expenses to average net assets (f)	1.04%	1.04%		1.04%	1.04%	1.03%	1.04%	1.04%		1.04%	1.04%	1.03%

Ratio of net investment income (loss) to average net assets (f)	0.02%	0.18	%(aa)	0.08%	(0.01)%	(0.41)%	0.02%	0.17	%(aa)	0.07%	(0.02)%	(0.41)%

Portfolio turnover rate^	20%	18%		16%	78%	101%	20%	18%		16%	78%	101%

EQ Advisors Trust	Financial Highlights	653

Financial Highlights (cont’d)

EQ/ClearBridge Large Cap Growth Portfolio

	Class K
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$11.04	$12.09		$10.88	$10.81	$11.44

Income (loss) from investment operations:

Net investment income (loss) (e)	0.04	0.06	##	0.04	0.02	(0.02)

Net realized and unrealized gain (loss)	3.49	0.01		2.68	0.10	0.17

Total from investment operations	3.53	0.07		2.72	0.12	0.15

Less distributions:

Dividends from net investment income	(0.03)	(0.05)		(0.04)	—	—

Distributions from net realized gains	(0.83)	(1.07)		(1.47)	(0.05)	(0.78)

Total dividends and distributions	(0.86)	(1.12)		(1.51)	(0.05)	(0.78)

Net asset value, end of year	$13.71	$11.04		$12.09	$10.88	$10.81

Total return	32.30%	(0.03)%		25.87%	1.12%	1.51%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$9,641	$7,588		$7,820	$6,445	$7,509

Ratio of expenses to average net assets (f)	0.79%	0.79%		0.79%	0.79%	0.78%

Ratio of net investment income (loss) to average net assets (f)	0.27%	0.44	%(aa)	0.32%	0.23%	(0.16)%

Portfolio turnover rate^	20%	18%		16%	78%	101%

#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.01, $0.01 and $0.04 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.12% lower.

654	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/ClearBridge Select Equity Managed Volatility Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019	2018	2017		2016	2015	2019	2018	2017		2016	2015

Net asset value, beginning of year	$5.59	$14.68	$13.78		$12.44	$13.00	$5.57	$14.66	$13.76		$12.42	$12.98

Income (loss) from investment operations:

Net investment income (loss) (e)	0.02	0.14	0.20	##	0.20	0.19	0.02	0.14	0.20	##	0.20	0.19

Net realized and unrealized gain (loss)	1.85	(1.70)	1.73		1.44	(0.50)	1.84	(1.70)	1.73		1.44	(0.51)

Total from investment operations	1.87	(1.56)	1.93		1.64	(0.31)	1.86	(1.56)	1.93		1.64	(0.32)

Less distributions:

Dividends from net investment income	(0.02)	(0.54)	(0.16)		(0.30)	(0.25)	(0.02)	(0.54)	(0.16)		(0.30)	(0.24)

Distributions from net realized gains	(0.10)	(6.99)	(0.87)		—	—	(0.10)	(6.99)	(0.87)		—	—

Total dividends and distributions	(0.12)	(7.53)	(1.03)		(0.30)	(0.25)	(0.12)	(7.53)	(1.03)		(0.30)	(0.24)

Net asset value, end of year	$7.34	$5.59	$14.68		$13.78	$12.44	$7.31	$5.57	$14.66		$13.76	$12.42

Total return	33.66%	(10.10)%	14.17%		13.14%	(2.38)%	33.60%	(10.11)%	14.19%		13.16%	(2.39)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$4,700	$3,251	$2,864		$2,580	$2,770	$204,686	$165,307	$207,105		$200,159	$202,063

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	1.05%	1.05%	1.05%		1.09%	1.10%	1.05%	1.05%	1.05%		1.09%	1.10%

Before waivers and reimbursements (f)	1.15%	1.12%	1.11%		1.12%	1.11%	1.15%	1.12%	1.11%		1.12%	1.11%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	0.34%	0.97%	1.35	%(aa)	1.57%	1.43%	0.34%	0.97%	1.34	%(aa)	1.57%	1.44%

Before waivers and reimbursements (f)	0.24%	0.90%	1.29	%(aa)	1.54%	1.43%	0.24%	0.90%	1.28	%(aa)	1.54%	1.44%

Portfolio turnover rate^	19%	44%*	13%		13%	24%	19%	44%*	13%		13%	24%

EQ Advisors Trust	Financial Highlights	655

Financial Highlights (cont’d)

EQ/ClearBridge Select Equity Managed Volatility Portfolio

	Class K
	January 1, 2018 to October 2, 2018‡	Year Ended December 31,
		2017		2016	2015

Net asset value, beginning of year	$14.68	$13.78		$12.44	$13.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.17	0.23	##	0.23	0.22

Net realized and unrealized gain (loss)	0.81	1.73		1.44	(0.50)

Total from investment operations	0.98	1.96		1.67	(0.28)

Less distributions:

Dividends from net investment income	— #	(0.19)		(0.33)	(0.28)

Distributions from net realized gains	(0.18)	(0.87)		—	—

Total dividends and distributions	(0.18)	(1.06)		(0.33)	(0.28)

Net asset value, end of year	$15.48	$14.68		$13.78	$12.44

Total return (b)	6.69%	14.44%		13.43%	(2.13)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$—	$420,554		$414,906	$427,073

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	0.80%	0.80%		0.84%	0.85%

Before waivers and reimbursements (a)(f)	0.86%	0.86%		0.87%	0.86%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	1.49%	1.59	%(aa)	1.82%	1.69%

Before waivers and reimbursements (a)(f)	1.43%	1.52	%(aa)	1.79%	1.69%

Portfolio turnover rate^	44%*	13%		13%	24%

*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 25%.

‡	After the close of business on October 2, 2018 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.17, $0.17 and $0.20 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.20% lower.

656	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Common Stock Index Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019	2018	2017	2016	2015		2019	2018	2017	2016	2015

Net asset value, beginning of year	$29.85	$33.88	$28.47	$25.88	$26.27		$29.67	$33.69	$28.31	$25.73	$26.13

Income (loss) from investment operations:

Net investment income (loss) (e)	0.47	0.43	0.40	0.36	0.36		0.47	0.43	0.40	0.36	0.36

Net realized and unrealized gain (loss)	8.49	(2.28)	5.43	2.66	(0.38)		8.44	(2.27)	5.40	2.65	(0.38)

Total from investment operations	8.96	(1.85)	5.83	3.02	(0.02)		8.91	(1.84)	5.80	3.01	(0.02)

Less distributions:

Dividends from net investment income	(0.51)	(0.47)	(0.42)	(0.43)	(0.37)		(0.51)	(0.47)	(0.42)	(0.43)	(0.38)

Distributions from net realized gains	(1.63)	(1.71)	—	—	—		(1.63)	(1.71)	—	—	—

Total dividends and distributions	(2.14)	(2.18)	(0.42)	(0.43)	(0.37)		(2.14)	(2.18)	(0.42)	(0.43)	(0.38)

Net asset value, end of year	$36.67	$29.85	$33.88	$28.47	$25.88		$36.44	$29.67	$33.69	$28.31	$25.73

Total return	30.24%	(5.82)%	20.49%	11.66%	(0.03	)%(aa)	30.26%	(5.82)%	20.50%	11.69%	(0.07	)%(aa)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$4,482,210	$3,776,306	$4,418,531	$4,016,297	$3,937,549		$1,608,682	$1,337,315	$1,549,446	$1,391,888	$1,355,527

Ratio of expenses to average net assets (f)	0.69%	0.70%	0.70%	0.71%	0.71%		0.69%	0.70%	0.70%	0.71%	0.71%

Ratio of net investment income (loss) to average net assets (f)	1.35%	1.25%	1.28%	1.35%	1.37%		1.35%	1.25%	1.28%	1.35%	1.37%

Portfolio turnover rate^	3%	3%	3%	3%	4%		3%	3%	3%	3%	4%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (0.15)% for Class IA and (0.18)% for Class IB.

EQ Advisors Trust	Financial Highlights	657

Financial Highlights (cont’d)

EQ/Emerging Markets Equity PLUS Portfolio

	Class IB					Class K
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.62	$10.38	$8.01	$7.36	$9.05	$8.61	$10.38	$8.00	$7.35	$9.05

Income (loss) from investment operations:

Net investment income (loss) (e)	0.17	0.14	0.11	0.05	0.04	0.19	0.16	0.12	0.07	0.07

Net realized and unrealized gain (loss)	1.38	(1.71)	2.59	0.66	(1.68)	1.40	(1.71)	2.62	0.66	(1.70)

Total from investment operations	1.55	(1.57)	2.70	0.71	(1.64)	1.59	(1.55)	2.74	0.73	(1.63)

Less distributions:

Dividends from net investment income	(0.15)	(0.13)	(0.09)	(0.05)	(0.05)	(0.18)	(0.16)	(0.12)	(0.07)	(0.07)

Distributions from net realized gains	—	(0.06)	(0.24)	—	—	—	(0.06)	(0.24)	—	—

Return of capital	—	—	—	(0.01)	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.15)	(0.19)	(0.33)	(0.06)	(0.05)	(0.18)	(0.22)	(0.36)	(0.08)	(0.07)

Net asset value, end of year	$10.02	$8.62	$10.38	$8.01	$7.36	$10.02	$8.61	$10.38	$8.00	$7.35

Total return	18.07%	(15.21)%	33.93%	9.70%	(18.09)%	18.49%	(15.07)%	34.41%	9.99%	(17.99)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$26,516	$21,221	$20,656	$9,929	$6,493	$39,926	$33,360	$38,119	$31,477	$30,023

Ratio of expenses to average net assets:

After waivers (f)	1.20%	1.20%	1.20%	1.23%	1.25%	0.95%	0.95%	0.95%	0.98%	1.00%

Before waivers (f)	1.34%	1.35%	1.39%	1.47%	1.45%	1.09%	1.10%	1.15%	1.22%	1.21%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.84%	1.40%	1.15%	0.68%	0.43%	2.08%	1.61%	1.23%	0.87%	0.84%

Before waivers (f)	1.69%	1.25%	0.96%	0.45%	0.23%	1.93%	1.46%	1.04%	0.64%	0.63%

Portfolio turnover rate^	9%	8%	37%	16%	25%	9%	8%	37%	16%	25%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

658	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Equity 500 Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$40.40	$44.17	$37.31	$34.49	$35.46	$40.19	$43.94	$37.12	$34.32	$35.29

Income (loss) from investment operations:

Net investment income (loss) (e)	0.73	0.65	0.59	0.56	0.58	0.73	0.64	0.58	0.56	0.58

Net realized and unrealized gain (loss)	11.62	(2.73)	7.24	3.32	(0.32)	11.55	(2.70)	7.21	3.30	(0.32)

Total from investment operations	12.35	(2.08)	7.83	3.88	0.26	12.28	(2.06)	7.79	3.86	0.26

Less distributions:

Dividends from net investment income	(0.76)	(0.67)	(0.60)	(0.57)	(0.58)	(0.76)	(0.67)	(0.60)	(0.57)	(0.58)

Distributions from net realized gains	(0.96)	(1.02)	(0.37)	(0.49)	(0.65)	(0.96)	(1.02)	(0.37)	(0.49)	(0.65)

Total dividends and distributions	(1.72)	(1.69)	(0.97)	(1.06)	(1.23)	(1.72)	(1.69)	(0.97)	(1.06)	(1.23)

Net asset value, end of year	$51.03	$40.40	$44.17	$37.31	$34.49	$50.75	$40.19	$43.94	$37.12	$34.32

Total return	30.69%	(4.93)%	21.02%	11.24%	0.81%	30.68%	(4.91)%	21.02%	11.22%	0.81%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,304,967	$1,842,197	$2,019,882	$1,732,371	$1,600,811	$3,777,876	$2,970,740	$3,264,301	$2,766,809	$2,493,237

Ratio of expenses to average net assets (f)	0.58%	0.58%	0.60%	0.61%	0.61%	0.58%	0.58%	0.60%	0.61%	0.61%

Ratio of net investment income (loss) to average net assets (f)	1.55%	1.42%	1.43%	1.59%	1.63%	1.55%	1.42%	1.43%	1.59%	1.62%

Portfolio turnover rate^	4%	3%	3%	5%	5%	4%	3%	3%	5%	5%

EQ Advisors Trust	Financial Highlights	659

Financial Highlights (cont’d)

EQ/Equity 500 Index Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$40.37	$44.14	$37.27	$34.46	$35.46

Income (loss) from investment operations:

Net investment income (loss) (e)	0.85	0.76	0.69	0.65	0.67

Net realized and unrealized gain (loss)	11.62	(2.73)	7.25	3.32	(0.35)

Total from investment operations	12.47	(1.97)	7.94	3.97	0.32

Less distributions:

Dividends from net investment income	(0.88)	(0.78)	(0.70)	(0.67)	(0.67)

Distributions from net realized gains	(0.96)	(1.02)	(0.37)	(0.49)	(0.65)

Total dividends and distributions	(1.84)	(1.80)	(1.07)	(1.16)	(1.32)

Net asset value, end of year	$51.00	$40.37	$44.14	$37.27	$34.46

Total return	31.01%	(4.69)%	21.34%	11.50%	0.99%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$354,605	$298,994	$341,989	$284,729	$275,928

Ratio of expenses to average net assets (f)	0.33%	0.33%	0.35%	0.36%	0.36%

Ratio of net investment income (loss) to average net assets (f)	1.80%	1.67%	1.68%	1.84%	1.88%

Portfolio turnover rate^	4%	3%	3%	5%	5%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable

660	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Fidelity Institutional AM® Large Cap Portfolio

	Class IB				Class K
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018		Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$30.69		$34.69		$31.56		$35.67

Income (loss) from investment operations:

Net investment income (loss) (e)	0.32		0.07		0.41		0.09

Net realized and unrealized gain (loss)	9.21		(3.99)		9.49		(4.10)

Total from investment operations	9.53		(3.92)		9.90		(4.01)

Less distributions:

Dividends from net investment income	(0.35)		(0.08)		(0.44)		(0.10)

Net asset value, end of period	$39.87		$30.69		$41.02		$31.56

Total return (b)	31.09%		(11.31)%		31.41%		(11.26)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$810,059		$655,008		$1,958		$4,373

Ratio of expenses to average net assets:

After waivers (a)(f)	0.87	%(j)	0.87	%(j)	0.62	%(j)	0.62	%(j)

Before waivers (a)(f)	0.94%		0.95%		0.69%		0.70%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	0.90%		1.12	%(l)	1.13%		1.37	%(l)

Before waivers (a)(f)	0.84%		1.03	%(l)	1.06%		1.28	%(l)

Portfolio turnover rate^	72%		88	%(z)	72%		88	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.87% for Class IB and 0.62% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	661

Financial Highlights (cont’d)

EQ/Franklin Rising Dividends Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$24.99		$27.02

Income (loss) from investment operations:

Net investment income (loss) (e)	0.32		0.07

Net realized and unrealized gain (loss)	7.11		(2.02)

Total from investment operations	7.43		(1.95)

Less distributions:

Dividends from net investment income	(0.33)		(0.08)

Distributions from net realized gains	(0.10)		—

Total dividends and distributions	(0.43)		(0.08)

Net asset value, end of period	$31.99		$24.99

Total return (b)	29.77%		(7.24)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$188,172		$136,618

Ratio of expenses to average net assets:

After waivers (a)(f)	0.87	%(j)	0.87	%(j)

Before waivers (a)(f)	1.03%		1.09%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	1.10%		1.38	%(l)

Before waivers (a)(f)	0.94%		1.16	%(l)

Portfolio turnover rate^	4%		5	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.87% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

662	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Franklin Small Cap Value Managed Volatility Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019	2018	2017		2016	2015	2019	2018	2017		2016	2015

Net asset value, beginning of year	$13.25	$17.56	$17.32		$13.91	$14.92	$13.27	$17.58	$17.33		$13.93	$14.94

Income (loss) from investment operations:

Net investment income (loss) (e)	0.13	0.09	0.07	##	0.02	0.03	0.13	0.09	0.07	##	0.02	0.03

Net realized and unrealized gain (loss)	3.23	(2.18)	1.92		3.45	(1.01)	3.23	(2.18)	1.93		3.44	(1.01)

Total from investment operations	3.36	(2.09)	1.99		3.47	(0.98)	3.36	(2.09)	2.00		3.46	(0.98)

Less distributions:

Dividends from net investment income	(0.14)	(0.10)	(0.09)		(0.06)	(0.03)	(0.14)	(0.10)	(0.09)		(0.06)	(0.03)

Distributions from net realized gains	(0.89)	(2.12)	(1.66)		—	—	(0.89)	(2.12)	(1.66)		—	—

Total dividends and distributions	(1.03)	(2.22)	(1.75)		(0.06)	(0.03)	(1.03)	(2.22)	(1.75)		(0.06)	(0.03)

Net asset value, end of year	$15.58	$13.25	$17.56		$17.32	$13.91	$15.60	$13.27	$17.58		$17.33	$13.93

Total return	25.53%	(12.86)%	11.72%		24.92%	(6.54)%	25.49%	(12.83)%	11.77%		24.82%	(6.53)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,439	$2,337	$3,545		$3,712	$3,249	$138,508	$119,355	$160,058		$166,454	$138,752

Ratio of expenses to average net assets:

After waivers (f)	1.10%	1.10%	1.10%		1.13%	1.13%	1.10%	1.10%	1.10%		1.13%	1.13%

Before waivers (f)	1.16%	1.15%	1.14%		1.15%	1.13%	1.16%	1.15%	1.14%		1.15%	1.13%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.86%	0.53%	0.42	%(aa)	0.15%	0.19%	0.86%	0.53%	0.42	%(aa)	0.16%	0.19%

Before waivers (f)	0.80%	0.48%	0.38	%(aa)	0.13%	0.19%	0.80%	0.48%	0.38	%(aa)	0.13%	0.19%

Portfolio turnover rate^	41%	36%	26%		23%	31%	41%	36%	26%		23%	31%

EQ Advisors Trust	Financial Highlights	663

Financial Highlights (cont’d)

EQ/Franklin Small Cap Value Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$13.25	$17.56	$17.31		$13.91	$14.92

Income (loss) from investment operations:

Net investment income (loss) (e)	0.17	0.14	0.12	##	0.06	0.06

Net realized and unrealized gain (loss)	3.22	(2.18)	1.92		3.44	(1.00)

Total from investment operations	3.39	(2.04)	2.04		3.50	(0.94)

Less distributions:

Dividends from net investment income	(0.18)	(0.15)	(0.13)		(0.10)	(0.07)

Distributions from net realized gains	(0.89)	(2.12)	(1.66)		—	—

Total dividends and distributions	(1.07)	(2.27)	(1.79)		(0.10)	(0.07)

Net asset value, end of year	$15.57	$13.25	$17.56		$17.31	$13.91

Total return	25.74%	(12.61)%	12.05%		25.17%	(6.30)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$178,960	$119,209	$139,469		$138,729	$127,379

Ratio of expenses to average net assets:

After waivers (f)	0.85%	0.85%	0.85%		0.88%	0.88%

Before waivers (f)	0.91%	0.91%	0.89%		0.90%	0.88%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.12%	0.79%	0.67	%(aa)	0.40%	0.43%

Before waivers (f)	1.06%	0.74%	0.62	%(aa)	0.38%	0.43%

Portfolio turnover rate^	41%	36%	26%		23%	31%

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.05, $0.05 and $0.09 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.14% lower.

664	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Global Equity Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.92	$18.72	$15.00	$14.49	$14.89	$14.88	$18.68	$14.97	$14.46	$14.86

Income (loss) from investment operations:

Net investment income (loss) (e)	0.22	0.19	0.16	0.16	0.16	0.22	0.19	0.16	0.16	0.16

Net realized and unrealized gain (loss)	3.53	(2.40)	3.75	0.49	(0.42)	3.53	(2.40)	3.74	0.49	(0.42)

Total from investment operations	3.75	(2.21)	3.91	0.65	(0.26)	3.75	(2.21)	3.90	0.65	(0.26)

Less distributions:

Dividends from net investment income	(0.23)	(0.20)	(0.19)	(0.14)	(0.14)	(0.23)	(0.20)	(0.19)	(0.14)	(0.14)

Distributions from net realized gains	(0.50)	(1.39)	—	—	—	(0.50)	(1.39)	—	—	—

Total dividends and distributions	(0.73)	(1.59)	(0.19)	(0.14)	(0.14)	(0.73)	(1.59)	(0.19)	(0.14)	(0.14)

Net asset value, end of year	$17.94	$14.92	$18.72	$15.00	$14.49	$17.90	$14.88	$18.68	$14.97	$14.46

Total return	25.24%	(12.14)%	26.09%	4.48%	(1.74)%	25.31%	(12.17)%	26.08%	4.48%	(1.75)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$39,856	$34,859	$43,029	$37,523	$39,462	$1,382,004	$1,227,363	$1,556,409	$1,377,314	$1,479,410

Ratio of expenses to average net assets:

After waivers (f)	1.10%	1.14%	1.15%	1.15%	1.14%	1.10%	1.14%	1.15%	1.15%	1.14%

Before waivers (f)	1.16%	1.15%	1.15%	1.17%	1.14%	1.16%	1.15%	1.15%	1.17%	1.14%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.31%	1.05%	0.92%	1.13%	1.07%	1.31%	1.05%	0.91%	1.13%	1.07%

Before waivers (f)	1.25%	1.03%	0.91%	1.11%	1.06%	1.25%	1.04%	0.91%	1.11%	1.07%

Portfolio turnover rate^	10%	13%	10%	15%	14%	10%	13%	10%	15%	14%

EQ Advisors Trust	Financial Highlights	665

Financial Highlights (cont’d)

EQ/Global Equity Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.92	$18.72	$15.00	$14.49	$14.89

Income (loss) from investment operations:

Net investment income (loss) (e)	0.26	0.24	0.20	0.20	0.20

Net realized and unrealized gain (loss)	3.54	(2.41)	3.75	0.49	(0.42)

Total from investment operations	3.80	(2.17)	3.95	0.69	(0.22)

Less distributions:

Dividends from net investment income	(0.28)	(0.24)	(0.23)	(0.18)	(0.18)

Distributions from net realized gains	(0.50)	(1.39)	—	—	—

Total dividends and distributions	(0.78)	(1.63)	(0.23)	(0.18)	(0.18)

Net asset value, end of year	$17.94	$14.92	$18.72	$15.00	$14.49

Total return	25.53%	(11.90)%	26.38%	4.74%	(1.49)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$672,566	$594,488	$753,780	$680,568	$590,114

Ratio of expenses to average net assets:

After waivers (f)	0.85%	0.89%	0.90%	0.90%	0.89%

Before waivers (f)	0.91%	0.90%	0.90%	0.92%	0.89%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.56%	1.28%	1.17%	1.39%	1.30%

Before waivers (f)	1.50%	1.27%	1.16%	1.37%	1.30%

Portfolio turnover rate^	10%	13%	10%	15%	14%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

666	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Goldman Sachs Mid Cap Value Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$15.11		$16.69

Income (loss) from investment operations:

Net investment income (loss) (e)	0.13		0.03

Net realized and unrealized gain (loss)	4.51		(1.57)

Total from investment operations	4.64		(1.54)

Less distributions:

Dividends from net investment income	(0.14)		(0.04)

Distributions from net realized gains	(0.30)		—

Total dividends and distributions	(0.44)		(0.04)

Net asset value, end of period	$19.31		$15.11

Total return (b)	30.78%		(9.26)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$105,893		$84,612

Ratio of expenses to average net assets:

After waivers (a)(f)	1.09	%(j)	1.09	%(j)

Before waivers (a)(f)	1.24%		1.31%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	0.70%		1.03	%(l)

Before waivers (a)(f)	0.56%		0.81	%(l)

Portfolio turnover rate^	81%		16	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.09% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	667

Financial Highlights (cont’d)

EQ/International Core Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.45	$11.32	$9.11	$9.11	$9.53	$9.46	$11.33	$9.12	$9.12	$9.54

Income (loss) from investment operations:

Net investment income (loss) (e)	0.20	0.18	0.16	0.16	0.14	0.20	0.18	0.16	0.16	0.14

Net realized and unrealized gain (loss)	1.92	(1.86)	2.23	(0.13)	(0.55)	1.92	(1.86)	2.23	(0.13)	(0.55)

Total from investment operations	2.12	(1.68)	2.39	0.03	(0.41)	2.12	(1.68)	2.39	0.03	(0.41)

Less distributions:

Dividends from net investment income	(0.22)	(0.19)	(0.18)	(0.03)	(0.01)	(0.22)	(0.19)	(0.18)	(0.03)	(0.01)

Distributions from net realized gains	(0.20)	—	—	—	—	(0.20)	—	—	—	—

Total dividends and distributions	(0.42)	(0.19)	(0.18)	(0.03)	(0.01)	(0.42)	(0.19)	(0.18)	(0.03)	(0.01)

Net asset value, end of year	$11.15	$9.45	$11.32	$9.11	$9.11	$11.16	$9.46	$11.33	$9.12	$9.12

Total return	22.50%	(14.89)%	26.25%	0.29%	(4.35)%	22.47%	(14.88)%	26.22%	0.29%	(4.34)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$20,554	$17,831	$21,841	$19,301	$21,358	$1,090,386	$988,129	$1,273,795	$1,114,970	$1,222,810

Ratio of expenses to average net assets:

After waivers (f)	1.01%	1.03%	1.04%	1.03%	1.01%	1.01%	1.03%	1.04%	1.03%	1.01%

Before waivers (f)	1.01%	1.03%	1.04%	1.04%	1.02%	1.01%	1.03%	1.04%	1.04%	1.02%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.87%	1.68%	1.50%	1.76%	1.44%	1.88%	1.68%	1.50%	1.76%	1.45%

Before waivers (f)	1.87%	1.68%	1.50%	1.75%	1.44%	1.88%	1.68%	1.50%	1.76%	1.45%

Portfolio turnover rate^	10%	10%	7%	14%	11%	10%	10%	7%	14%	11%

668	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/International Core Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.48	$11.35	$9.13	$9.14	$9.53

Income (loss) from investment operations:

Net investment income (loss) (e)	0.23	0.21	0.18	0.18	0.17

Net realized and unrealized gain (loss)	1.91	(1.86)	2.24	(0.14)	(0.55)

Total from investment operations	2.14	(1.65)	2.42	0.04	(0.38)

Less distributions:

Dividends from net investment income	(0.24)	(0.22)	(0.20)	(0.05)	(0.01)

Distributions from net realized gains	(0.20)	—	—	—	—

Total dividends and distributions	(0.44)	(0.22)	(0.20)	(0.05)	(0.01)

Net asset value, end of year	$11.18	$9.48	$11.35	$9.13	$9.14

Total return	22.71%	(14.61)%	26.59%	0.43%	(4.03)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$433,444	$397,870	$470,129	$410,363	$458,112

Ratio of expenses to average net assets:

After waivers (f)	0.76%	0.78%	0.79%	0.78%	0.76%

Before waivers (f)	0.76%	0.78%	0.79%	0.79%	0.77%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.12%	1.93%	1.75%	2.02%	1.70%

Before waivers (f)	2.12%	1.93%	1.75%	2.01%	1.70%

Portfolio turnover rate^	10%	10%	7%	14%	11%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	669

Financial Highlights (cont’d)

EQ/International Equity Index Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019		2018	2017	2016	2015	2019		2018	2017	2016	2015

Net asset value, beginning of year	$8.30		$10.05	$8.37	$8.42	$8.82	$8.16		$9.90	$8.24	$8.29	$8.69

Income (loss) from investment operations:

Net investment income (loss) (e)	0.25		0.24	0.22	0.22	0.22	0.25		0.24	0.22	0.21	0.21

Net realized and unrealized gain (loss)	1.58		(1.75)	1.72	(0.04)	(0.40)	1.56		(1.74)	1.70	(0.03)	(0.40)

Total from investment operations	1.83		(1.51)	1.94	0.18	(0.18)	1.81		(1.50)	1.92	0.18	(0.19)

Less distributions:

Dividends from net investment income	(0.27)		(0.24)	(0.26)	(0.23)	(0.22)	(0.27)		(0.24)	(0.26)	(0.23)	(0.21)

Net asset value, end of year	$9.86		$8.30	$10.05	$8.37	$8.42	$9.70		$8.16	$9.90	$8.24	$8.29

Total return	22.05%		(15.12)%	23.16%	2.16%	(2.05)%	22.19%		(15.25)%	23.29%	2.15%	(2.12)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$637,098		$555,230	$691,902	$584,652	$609,682	$848,443		$741,350	$923,965	$773,661	$815,348

Ratio of expenses to average net assets:

After waivers (f)	0.78	%(j)	0.81%	0.79%	0.79%	0.78%	0.78	%(j)	0.81%	0.79%	0.79%	0.78%

Before waivers (f)	0.78%		0.81%	0.79%	0.79%	0.78%	0.78%		0.81%	0.79%	0.79%	0.78%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.75%		2.47%	2.35%	2.63%	2.39%	2.75%		2.47%	2.34%	2.63%	2.38%

Before waivers (f)	2.75%		2.47%	2.35%	2.63%	2.39%	2.75%		2.47%	2.34%	2.63%	2.38%

Portfolio turnover rate^	5%		8%	6%	8%	6%	5%		8%	6%	8%	6%

670	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/International Equity Index Portfolio

	Class K
	Year Ended December 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$8.29		$10.05	$8.36	$8.41	$8.82

Income (loss) from investment operations:

Net investment income (loss) (e)	0.28		0.26	0.25	0.24	0.25

Net realized and unrealized gain (loss)	1.58		(1.76)	1.72	(0.04)	(0.42)

Total from investment operations	1.86		(1.50)	1.97	0.20	(0.17)

Less distributions:

Dividends from net investment income	(0.29)		(0.26)	(0.28)	(0.25)	(0.24)

Net asset value, end of year	$9.86		$8.29	$10.05	$8.36	$8.41

Total return	22.48%		(14.98)%	23.59%	2.42%	(1.91)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$174,705		$207,478	$238,014	$247,099	$246,719

Ratio of expenses to average net assets:

After waivers (f)	0.53	%(j)	0.56%	0.54%	0.54%	0.53%

Before waivers (f)	0.53%		0.56%	0.54%	0.54%	0.53%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.99%		2.70%	2.67%	2.88%	2.71%

Before waivers (f)	2.98%		2.70%	2.67%	2.88%	2.71%

Portfolio turnover rate^	5%		8%	6%	8%	6%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.78% for Class IA, 0.78% for Class IB and 0.53% for Class K.

EQ Advisors Trust	Financial Highlights	671

Financial Highlights (cont’d)

EQ/International Managed Volatility Portfolio

	Class IB					Class K
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.55	$13.82	$11.45	$11.61	$12.27	$11.61	$13.89	$11.51	$11.67	$12.30

Income (loss) from investment operations:

Net investment income (loss) (e)	0.28	0.26	0.24	0.24	0.14	0.31	0.29	0.27	0.26	0.17

Net realized and unrealized gain (loss)	2.19	(2.24)	2.53	(0.26)	(0.44)	2.20	(2.24)	2.54	(0.25)	(0.44)

Total from investment operations	2.47	(1.98)	2.77	(0.02)	(0.30)	2.51	(1.95)	2.81	0.01	(0.27)

Less distributions:

Dividends from net investment income	(0.31)	(0.25)	(0.28)	(0.14)	— #	(0.34)	(0.29)	(0.31)	(0.17)	— #

Distributions from net realized gains	(0.03)	(0.04)	(0.12)	—	(0.36)	(0.03)	(0.04)	(0.12)	—	(0.36)

Total dividends and distributions	(0.34)	(0.29)	(0.40)	(0.14)	(0.36)	(0.37)	(0.33)	(0.43)	(0.17)	(0.36)

Net asset value, end of year	$13.68	$11.55	$13.82	$11.45	$11.61	$13.75	$11.61	$13.89	$11.51	$11.67

Total return	21.44%	(14.43)%	24.23%	(0.13)%	(2.40)%	21.69%	(14.19)%	24.47%	0.13%	(2.15)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$111,644	$102,960	$130,219	$121,275	$125,995	$2,290,095	$1,934,588	$2,192,977	$1,838,658	$1,647,776

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.86%	0.88%	0.88%	0.87%	0.87%	0.61%	0.63%	0.63%	0.62%	0.62%

Before waivers and reimbursements (f)	0.86%	0.88%	0.88%	0.87%	0.87%	0.61%	0.63%	0.63%	0.62%	0.62%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	2.18%	1.95%	1.82%	2.09%	1.14%	2.42%	2.19%	2.06%	2.32%	1.39%

Before waivers and reimbursements (f)	2.18%	1.95%	1.82%	2.09%	1.14%	2.42%	2.19%	2.06%	2.31%	1.38%

Portfolio turnover rate^	2%	5%	5%	5%	3%	2%	5%	5%	5%	3%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

672	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/International Value Managed Volatility Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019		2018	2017	2016	2015	2019		2018	2017	2016	2015

Net asset value, beginning of year	$11.44		$13.98	$11.54	$11.51	$11.90	$11.45		$13.98	$11.54	$11.51	$11.90

Income (loss) from investment operations:

Net investment income (loss) (e)	0.30	#	0.23	0.21	0.21	0.20	0.30	#	0.23	0.21	0.21	0.20

Net realized and unrealized gain (loss)	2.28		(2.53)	2.49	(0.13)	(0.58)	2.27		(2.52)	2.49	(0.13)	(0.58)

Total from investment operations	2.58		(2.30)	2.70	0.08	(0.38)	2.57		(2.29)	2.70	0.08	(0.38)

Less distributions:

Dividends from net investment income	(0.30)		(0.24)	(0.26)	(0.05)	(0.01)	(0.30)		(0.24)	(0.26)	(0.05)	(0.01)

Distributions from net realized gains	(0.29)		—	—	—	—	(0.29)		—	—	—	—

Total dividends and distributions	(0.59)		(0.24)	(0.26)	(0.05)	(0.01)	(0.59)		(0.24)	(0.26)	(0.05)	(0.01)

Net asset value, end of year	$13.43		$11.44	$13.98	$11.54	$11.51	$13.43		$11.45	$13.98	$11.54	$11.51

Total return	22.66%		(16.53)%	23.41%	0.74%	(3.17)%	22.56%		(16.46)%	23.41%	0.74%	(3.17)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$20,054		$17,659	$22,439	$19,635	$20,886	$667,985		$593,864	$768,470	$693,243	$748,925

Ratio of expenses to average net assets:

After waivers (f)	1.03%		1.01%	1.05%	1.02%	1.01%	1.03%		1.01%	1.04%	1.02%	1.01%

Before waivers (f)	1.03%		1.02%	1.05%	1.02%	1.01%	1.03%		1.02%	1.04%	1.02%	1.01%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.36	%(g)	1.72%	1.57%	1.88%	1.61%	2.38	%(g)	1.72%	1.59%	1.88%	1.60%

Before waivers (f)	2.36	%(g)	1.70%	1.57%	1.87%	1.61%	2.38	%(g)	1.70%	1.59%	1.87%	1.60%

Portfolio turnover rate^	16%		42%*	4%	6%	12%	16%		42%*	4%	6%	12%

EQ Advisors Trust	Financial Highlights	673

Financial Highlights (cont’d)

EQ/International Value Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$11.47		$14.01	$11.57	$11.54	$11.90

Income (loss) from investment operations:

Net investment income (loss) (e)	0.33	#	0.27	0.24	0.24	0.23

Net realized and unrealized gain (loss)	2.30		(2.54)	2.49	(0.13)	(0.58)

Total from investment operations	2.63		(2.27)	2.73	0.11	(0.35)

Less distributions:

Dividends from net investment income	(0.34)		(0.27)	(0.29)	(0.08)	(0.01)

Distributions from net realized gains	(0.29)		—	—	—	—

Total dividends and distributions	(0.63)		(0.27)	(0.29)	(0.08)	(0.01)

Net asset value, end of year	$13.47		$11.47	$14.01	$11.57	$11.54

Total return	22.98%		(16.26)%	23.64%	0.99%	(2.92)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$379,225		$202,659	$242,342	$221,234	$252,048

Ratio of expenses to average net assets:

After waivers (f)	0.78%		0.76%	0.79%	0.77%	0.76%

Before waivers (f)	0.78%		0.77%	0.79%	0.77%	0.76%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.58	%(g)	1.96%	1.84%	2.13%	1.86%

Before waivers (f)	2.58	%(g)	1.95%	1.84%	2.13%	1.86%

Portfolio turnover rate^	16%		42%*	4%	6%	12%

#	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.27, $0.27, and $0.30 for Class IA, Class IB and Class K, respectively.
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 22%.

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.24% lower.

674	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Invesco Comstock Portfolio

	Class IA								Class IB
	Year Ended December 31,								Year Ended December 31,
	2019	2018	2017		2016		2015		2019	2018	2017		2016		2015

Net asset value, beginning of year	$15.24	$18.53	$15.82		$13.79		$15.05		$15.25	$18.54	$15.83		$13.80		$15.06

Income (loss) from investment operations:

Net investment income (loss) (e)	0.32	0.27	0.21		0.27	##	0.18		0.32	0.26	0.21		0.27	##	0.18

Net realized and unrealized gain (loss)	3.45	(2.51)	2.64		2.13		(1.12)		3.46	(2.50)	2.64		2.13		(1.12)

Total from investment operations	3.77	(2.24)	2.85		2.40		(0.94)		3.78	(2.24)	2.85		2.40		(0.94)

Less distributions:

Dividends from net investment income	(0.35)	(0.28)	(0.14)		(0.37)		(0.32)		(0.35)	(0.28)	(0.14)		(0.37)		(0.32)

Distributions from net realized gains	(0.78)	(0.77)	—		—		—		(0.78)	(0.77)	—		—		—

Total dividends and distributions	(1.13)	(1.05)	(0.14)		(0.37)		(0.32)		(1.13)	(1.05)	(0.14)		(0.37)		(0.32)

Net asset value, end of year	$17.88	$15.24	$18.53		$15.82		$13.79		$17.90	$15.25	$18.54		$15.83		$13.80

Total return	24.94%	(12.40)%	18.01	%(cc)	17.37%		(6.19	)%(aa)	25.00%	(12.39)%	18.00	%(cc)	17.36%		(6.18	)%(aa)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$58,726	$47,930	$46,356		$40,192		$39,420		$157,298	$133,585	$159,018		$144,933		$136,196

Ratio of expenses to average net assets:

After waivers (f)	1.00%	1.00%	1.00%		1.00%		1.00%		1.00%	1.00%	1.00%		1.00%		1.00%

Before waivers (f)	1.06%	1.04%	1.06%		1.07%		1.07%		1.06%	1.05%	1.06%		1.07%		1.07%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.87%	1.43%	1.27%		1.93	%(bb)	1.25%		1.87%	1.42%	1.27%		1.93	%(bb)	1.24%

Before waivers (f)	1.81%	1.39%	1.21%		1.86	%(bb)	1.18%		1.81%	1.38%	1.21%		1.85	%(bb)	1.17%

Portfolio turnover rate^	24%	18%	14%		18%		17%		24%	18%	14%		18%		17%

EQ Advisors Trust	Financial Highlights	675

Financial Highlights (cont’d)

EQ/Invesco Comstock Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$15.20	$18.49	$15.78		$13.76		$15.02

Income (loss) from investment operations:

Net investment income (loss) (e)	0.36	0.31	0.25		0.31	##	0.22

Net realized and unrealized gain (loss)	3.45	(2.50)	2.64		2.12		(1.12)

Total from investment operations	3.81	(2.19)	2.89		2.43		(0.90)

Less distributions:

Dividends from net investment income	(0.39)	(0.33)	(0.18)		(0.41)		(0.36)

Distributions from net realized gains	(0.78)	(0.77)	—		—		—

Total dividends and distributions	(1.17)	(1.10)	(0.18)		(0.41)		(0.36)

Net asset value, end of year	$17.84	$15.20	$18.49		$15.78		$13.76

Total return	25.30%	(12.19)%	18.33	%(cc)	17.63%		(5.96	)%(aa)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$28,167	$25,056	$29,789		$30,642		$28,260

Ratio of expenses to average net assets:

After waivers (f)	0.75%	0.75%	0.75%		0.75%		0.75%

Before waivers (f)	0.81%	0.80%	0.81%		0.82%		0.82%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.12%	1.67%	1.52%		2.18	%(bb)	1.50%

Before waivers (f)	2.06%	1.63%	1.46%		2.11	%(bb)	1.43%

Portfolio turnover rate^	24%	18%	14%		18%		17%

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.23, $0.23 and $0.27 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (6.39)% for Class IA, (6.39)% for Class IB and (6.16)% for Class K.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.29% lower.
(cc)	Includes a litigation payment. Without this payment, the total return would have been 17.57% for Class IA, 17.55% for Class IB and 17.88% for Class K.

676	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Invesco Global Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.50	$19.72	$14.61	$14.73	$14.31	$16.49	$19.71	$14.61	$14.72	$14.31

Income (loss) from investment operations:

Net investment income (loss) (e)	0.07	0.11	0.05	0.09	0.06	0.07	0.10	0.05	0.08	0.05

Net realized and unrealized gain (loss)	5.06	(2.74)	5.16	(0.09)	0.40	5.06	(2.73)	5.15	(0.07)	0.40

Total from investment operations	5.13	(2.63)	5.21	— #	0.46	5.13	(2.63)	5.20	0.01	0.45

Less distributions:

Dividends from net investment income	(0.07)	(0.07)	(0.10)	(0.12)	(0.04)	(0.07)	(0.07)	(0.10)	(0.12)	(0.04)

Distributions from net realized gains	—	(0.52)	—	—	—	—	(0.52)	—	—	—

Total dividends and distributions	(0.07)	(0.59)	(0.10)	(0.12)	(0.04)	(0.07)	(0.59)	(0.10)	(0.12)	(0.04)

Net asset value, end of year	$21.56	$16.50	$19.72	$14.61	$14.73	$21.55	$16.49	$19.71	$14.61	$14.72

Total return	31.09%	(13.45)%	35.67%	(0.02)%	3.22%	31.11%	(13.46)%	35.60%	0.05%	3.15%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$72,102	$61,264	$78,260	$49,643	$53,805	$265,641	$190,308	$198,822	$138,783	$134,638

Ratio of expenses to average net assets:

After waivers (f)	1.15%	1.19%	1.20%	1.23%	1.25%	1.15%	1.19%	1.20%	1.23%	1.25%

Before waivers (f)	1.25%	1.33%	1.37%	1.39%	1.39%	1.25%	1.33%	1.37%	1.39%	1.39%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.36%	0.55%	0.27%	0.61%	0.39%	0.34%	0.50%	0.26%	0.59%	0.36%

Before waivers (f)	0.26%	0.40%	0.09%	0.45%	0.25%	0.24%	0.36%	0.09%	0.44%	0.22%

Portfolio turnover rate^	20%	18%	13%	18%	17%	20%	18%	13%	18%	17%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	677

Financial Highlights (cont’d)

EQ/Invesco International Growth Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$32.57		$34.38

Income (loss) from investment operations:

Net investment income (loss) (e)	0.47		0.06

Net realized and unrealized gain (loss)	8.70		(1.80)

Total from investment operations	9.17		(1.74)

Less distributions:

Dividends from net investment income	(0.65)		(0.07)

Distributions from net realized gains	(0.69)		—

Total dividends and distributions	(1.34)		(0.07)

Net asset value, end of period	$40.40		$32.57

Total return (b)	28.21%		(5.06)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$195,501		$161,052

Ratio of expenses to average net assets:

After waivers (a)(f)	1.18	%(j)	1.18	%(j)

Before waivers (a)(f)	1.18%		1.20%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	1.23%		0.92	%(l)

Before waivers (a)(f)	1.23%		0.90	%(l)

Portfolio turnover rate^	35%		9	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

678	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Janus Enterprise Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2019		2018	2017	2016		2015	2019		2018	2017	2016		2015

Net asset value, beginning of year	$16.72		$18.05	$15.73	$16.45		$17.87	$16.47		$17.80	$15.53	$16.24		$17.65

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.01)		(0.02)	(0.02)	(0.01	)###	(0.14)	(0.01)		(0.02)	(0.02)	(0.01	)###	(0.14)

Net realized and unrealized gain (loss)	6.08		(0.25)	4.28	(0.70)		(0.85)	5.99		(0.25)	4.23	(0.69)		(0.84)

Total from investment operations	6.07		(0.27)	4.26	(0.71)		(0.99)	5.98		(0.27)	4.21	(0.70)		(0.98)

Less distributions:

Dividends from net investment income	—	#	—	—	—		—	—	#	—	—	—		—

Distributions from net realized gains	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Total dividends and distributions	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Net asset value, end of year	$21.44		$16.72	$18.05	$15.73		$16.45	$21.10		$16.47	$17.80	$15.53		$16.24

Total return	36.48	%(cc)	(1.79)%	27.88%	(4.34)%		(5.48)%	36.49	%(cc)	(1.81)%	27.92%	(4.33)%		(5.49)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$87,386		$70,224	$75,784	$64,274		$75,683	$963,278		$756,220	$812,885	$685,996		$801,749

Ratio of expenses to average net assets:

After waivers (f)	1.05%		1.07%	1.08%	1.08%		1.07%	1.05%		1.07%	1.08%	1.08%		1.07%

Before waivers (f)	1.07%		1.07%	1.08%	1.08%		1.07%	1.07%		1.07%	1.08%	1.08%		1.07%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	(0.04)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%	(0.04)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%

Before waivers (f)	(0.06)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%	(0.06)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%

Portfolio turnover rate^	10%		13%	12%	34%		21%	10%		13%	12%	34%		21%

EQ Advisors Trust	Financial Highlights	679

Financial Highlights (cont’d)

EQ/Janus Enterprise Portfolio

	Class K
	Year Ended December 31,
	2019		2018	2017	2016		2015

Net asset value, beginning of year	$17.03		$18.32	$15.90	$16.59		$17.97

Income (loss) from investment operations:

Net investment income (loss) (e)	0.04		0.03	0.03	0.02	###	(0.10)

Net realized and unrealized gain (loss)	6.20		(0.26)	4.33	(0.70)		(0.85)

Total from investment operations	6.24		(0.23)	4.36	(0.68)		(0.95)

Less distributions:

Dividends from net investment income	(0.05)		—	—	—		—

Distributions from net realized gains	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Total dividends and distributions	(1.40)		(1.06)	(1.94)	(0.01)		(0.43)

Net asset value, end of year	$21.87		$17.03	$18.32	$15.90		$16.59

Total return	36.82	%(cc)	(1.54)%	28.22%	(4.12)%		(5.23)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$47,603		$37,503	$39,406	$32,139		$37,430

Ratio of expenses to average net assets:

After waivers (f)	0.80%		0.82%	0.83%	0.83%		0.82%

Before waivers (f)	0.82%		0.82%	0.83%	0.83%		0.82%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.20%		0.13%	0.15%	0.16	%(bb)	(0.56)%

Before waivers (f)	0.19%		0.13%	0.15%	0.16	%(bb)	(0.56)%

Portfolio turnover rate^	10%		13%	12%	34%		21%

#	Per share amount is less than $0.005.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.06) and $(0.02) for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.31%, 0.30% and 0.31% lower for Class IA, Class IB and Class K, respectively.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 36.29% for Class IA, 36.29% for Class IB and 36.63% for Class K.

680	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/JPMorgan Value Opportunities Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2019	2018	2017		2016	2015		2019	2018	2017		2016	2015

Net asset value, beginning of year	$15.01	$19.58	$18.56		$15.41	$15.88		$15.05	$19.63	$18.60		$15.44	$15.92

Income (loss) from investment operations:

Net investment income (loss) (e)	0.21	0.20	0.17		0.18	0.17		0.21	0.20	0.17		0.18	0.17

Net realized and unrealized gain (loss)	3.91	(3.09)	3.05		3.14	(0.53)		3.93	(3.10)	3.06		3.15	(0.54)

Total from investment operations	4.12	(2.89)	3.22		3.32	(0.36)		4.14	(2.90)	3.23		3.33	(0.37)

Less distributions:

Dividends from net investment income	(0.22)	(0.19)	(0.17)		(0.17)	(0.11)		(0.22)	(0.19)	(0.17)		(0.17)	(0.11)

Distributions from net realized gains	(0.24)	(1.49)	(2.03)		—	—		(0.24)	(1.49)	(2.03)		—	—

Total dividends and distributions	(0.46)	(1.68)	(2.20)		(0.17)	(0.11)		(0.46)	(1.68)	(2.20)		(0.17)	(0.11)

Net asset value, end of year	$18.67	$15.01	$19.58		$18.56	$15.41		$18.73	$15.05	$19.63		$18.60	$15.44

Total return	27.49%	(15.38)%	17.70	%(bb)	21.51%	(2.26	)%(aa)	27.55%	(15.39)%	17.72	%(bb)	21.53%	(2.31	)%(aa)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$23,296	$16,030	$16,806		$18,548	$12,276		$282,436	$205,941	$212,854		$146,512	$113,919

Ratio of expenses to average net assets:

After waivers (f)	0.98%	0.98%	0.98%		0.99%	1.00%		0.98%	0.98%	0.98%		0.99%	1.00%

Before waivers (f)	0.98%	0.98%	0.98%		0.99%	1.00%		0.98%	0.98%	0.98%		0.99%	1.00%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.20%	1.04%	0.84%		1.09%	1.10%		1.19%	1.04%	0.84%		1.09%	1.10%

Before waivers (f)	1.20%	1.04%	0.84%		1.09%	1.10%		1.19%	1.04%	0.84%		1.09%	1.10%

Portfolio turnover rate^	153%	151%	120%		188%	174%		153%	151%	120%		188%	174%

EQ Advisors Trust	Financial Highlights	681

Financial Highlights (cont’d)

EQ/JPMorgan Value Opportunities Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$15.00	$19.58	$18.55		$15.40	$15.88

Income (loss) from investment operations:

Net investment income (loss) (e)	0.25	0.24	0.21		0.22	0.24

Net realized and unrealized gain (loss)	3.92	(3.09)	3.06		3.14	(0.57)

Total from investment operations	4.17	(2.85)	3.27		3.36	(0.33)

Less distributions:

Dividends from net investment income	(0.26)	(0.24)	(0.21)		(0.21)	(0.15)

Distributions from net realized gains	(0.24)	(1.49)	(2.03)		—	—

Total dividends and distributions	(0.50)	(1.73)	(2.24)		(0.21)	(0.15)

Net asset value, end of year	$18.67	$15.00	$19.58		$18.55	$15.40

Total return	27.87%	(15.19)%	18.04	%(bb)	21.83%	(2.07	)%(aa)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$353,985	$350,611	$447,308		$409,832	$243,311

Ratio of expenses to average net assets:

After waivers (f)	0.73%	0.73%	0.73%		0.74%	0.75%

Before waivers (f)	0.73%	0.73%	0.73%		0.74%	0.75%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.43%	1.28%	1.08%		1.35%	1.56%

Before waivers (f)	1.43%	1.28%	1.08%		1.35%	1.56%

Portfolio turnover rate^	153%	151%	120%		188%	174%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (2.45)% for Class IA, (2.50)% for Class IB and (2.26)% for Class K.
(bb)	Includes a litigation payment. Without this payment, the total return would have been 17.46% for Class IA, 17.48% for Class IB and 17.79% for Class K.

682	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Core Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.37	$11.04	$9.75	$9.06	$9.25	$9.37	$11.04	$9.75	$9.06	$9.26

Income (loss) from investment operations:

Net investment income (loss) (e)	0.14	0.11	0.10	0.10	0.08	0.14	0.11	0.10	0.10	0.09

Net realized and unrealized gain (loss)	2.66	(0.75)	2.03	0.79	(0.04)	2.66	(0.75)	2.03	0.79	(0.06)

Total from investment operations	2.80	(0.64)	2.13	0.89	0.04	2.80	(0.64)	2.13	0.89	0.03

Less distributions:

Dividends from net investment income	(0.15)	(0.11)	(0.11)	(0.10)	(0.09)	(0.15)	(0.11)	(0.11)	(0.10)	(0.09)

Distributions from net realized gains	(0.76)	(0.92)	(0.73)	(0.10)	(0.14)	(0.76)	(0.92)	(0.73)	(0.10)	(0.14)

Total dividends and distributions	(0.91)	(1.03)	(0.84)	(0.20)	(0.23)	(0.91)	(1.03)	(0.84)	(0.20)	(0.23)

Net asset value, end of year	$11.26	$9.37	$11.04	$9.75	$9.06	$11.26	$9.37	$11.04	$9.75	$9.06

Total return	29.98%	(6.44)%	21.96%	9.78%	0.45%	29.98%	(6.44)%	21.96%	9.78%	0.34%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$5,265	$4,362	$4,842	$4,211	$4,308	$1,627,605	$1,429,796	$1,758,123	$1,632,833	$1,694,587

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.87%	0.87%	0.88%	0.88%	0.88%	0.87%	0.87%	0.88%	0.88%	0.88%

Before waivers and rembersement (f)	0.87%	0.87%	0.88%	0.89%	0.88%	0.87%	0.87%	0.88%	0.89%	0.88%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.27%	1.01%	0.97%	1.11%	0.90%	1.26%	1.00%	0.97%	1.10%	0.92%

Before waivers and rembersement (f)	1.27%	1.01%	0.97%	1.10%	0.90%	1.26%	1.00%	0.97%	1.10%	0.92%

Portfolio turnover rate^	14%	16%	17%	16%	31%	14%	16%	17%	16%	31%

EQ Advisors Trust	Financial Highlights	683

Financial Highlights (cont’d)

EQ/Large Cap Core Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.37	$11.04	$9.75	$9.06	$9.25

Income (loss) from investment operations:

Net investment income (loss) (e)	0.16	0.14	0.13	0.13	0.11

Net realized and unrealized gain (loss)	2.66	(0.75)	2.03	0.79	(0.05)

Total from investment operations	2.82	(0.61)	2.16	0.92	0.06

Less distributions:

Dividends from net investment income	(0.17)	(0.14)	(0.14)	(0.13)	(0.11)

Distributions from net realized gains	(0.76)	(0.92)	(0.73)	(0.10)	(0.14)

Total dividends and distributions	(0.93)	(1.06)	(0.87)	(0.23)	(0.25)

Net asset value, end of year	$11.26	$9.37	$11.04	$9.75	$9.06

Total return	30.28%	(6.19)%	22.24%	10.06%	0.70%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$828,137	$748,561	$942,266	$885,836	$887,254

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.62%	0.62%	0.63%	0.63%	0.63%

Before waivers and reimbursements (f)	0.62%	0.62%	0.63%	0.64%	0.63%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.51%	1.25%	1.22%	1.35%	1.17%

Before waivers and reimbursements (f)	1.51%	1.25%	1.22%	1.35%	1.17%

Portfolio turnover rate^	14%	16%	17%	16%	31%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

684	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Growth Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.29	$14.58	$11.81	$11.81	$12.48	$12.87	$14.15	$11.48	$11.50	$12.18

Income (loss) from investment operations:

Net investment income (loss) (e)	0.10	0.10	0.10	0.11	0.11	0.10	0.10	0.10	0.11	0.11

Net realized and unrealized gain (loss)	4.55	(0.36)	3.35	0.64	0.47	4.41	(0.35)	3.25	0.62	0.46

Total from investment operations	4.65	(0.26)	3.45	0.75	0.58	4.51	(0.25)	3.35	0.73	0.57

Less distributions:

Dividends from net investment income	(0.10)	(0.10)	(0.10)	(0.12)	(0.11)	(0.10)	(0.10)	(0.10)	(0.12)	(0.11)

Distributions from net realized gains	(1.16)	(0.93)	(0.58)	(0.63)	(1.14)	(1.16)	(0.93)	(0.58)	(0.63)	(1.14)

Total dividends and distributions	(1.26)	(1.03)	(0.68)	(0.75)	(1.25)	(1.26)	(1.03)	(0.68)	(0.75)	(1.25)

Net asset value, end of year	$16.68	$13.29	$14.58	$11.81	$11.81	$16.12	$12.87	$14.15	$11.48	$11.50

Total return	35.27%	(2.24)%	29.27%	6.32%	4.84%	35.33%	(2.24)%	29.24%	6.29%	4.85%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$98,735	$67,106	$70,140	$49,353	$42,712	$1,440,121	$1,145,248	$1,253,336	$1,013,708	$1,013,947

Ratio of expenses to average net assets:

After waivers (f)	0.73%	0.74%	0.72%	0.73%	0.72%	0.73%	0.74%	0.72%	0.73%	0.72%

Before waivers (f)	0.73%	0.74%	0.72%	0.73%	0.72%	0.73%	0.74%	0.72%	0.73%	0.72%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.64%	0.64%	0.75%	0.95%	0.87%	0.63%	0.63%	0.75%	0.95%	0.87%

Before waivers (f)	0.64%	0.64%	0.75%	0.95%	0.87%	0.63%	0.63%	0.75%	0.95%	0.87%

Portfolio turnover rate^	15%	13%	13%	13%	17%	15%	13%	13%	13%	17%

EQ Advisors Trust	Financial Highlights	685

Financial Highlights (cont’d)

EQ/Large Cap Growth Index Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.29	$14.58	$11.81	$11.81	$12.48

Income (loss) from investment operations:

Net investment income (loss) (e)	0.14	0.14	0.14	0.14	0.14

Net realized and unrealized gain (loss)	4.56	(0.36)	3.35	0.65	0.48

Total from investment operations	4.70	(0.22)	3.49	0.79	0.62

Less distributions:

Dividends from net investment income	(0.14)	(0.14)	(0.14)	(0.16)	(0.15)

Distributions from net realized gains	(1.16)	(0.93)	(0.58)	(0.63)	(1.14)

Total dividends and distributions	(1.30)	(1.07)	(0.72)	(0.79)	(1.29)

Net asset value, end of year	$16.69	$13.29	$14.58	$11.81	$11.81

Total return	35.65%	(1.99)%	29.55%	6.59%	5.11%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$58,629	$68,699	$83,483	$100,219	$173,240

Ratio of expenses to average net assets:

After waivers (f)	0.48%	0.48%	0.47%	0.48%	0.47%

Before waivers (f)	0.48%	0.48%	0.47%	0.48%	0.47%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.87%	0.90%	1.01%	1.21%	1.11%

Before waivers (f)	0.87%	0.90%	1.01%	1.21%	1.11%

Portfolio turnover rate^	15%	13%	13%	13%	17%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

686	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Growth Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$29.30	$33.16	$27.83	$27.43	$27.67	$28.46	$32.30	$27.17	$26.79	$27.05

Income (loss) from investment operations:

Net investment income (loss) (e)	0.14	0.17	0.15	0.15	0.08	0.14	0.16	0.15	0.14	0.08

Net realized and unrealized gain (loss)	9.67	(0.92)	7.93	1.36	1.01	9.39	(0.89)	7.73	1.35	0.99

Total from investment operations	9.81	(0.75)	8.08	1.51	1.09	9.53	(0.73)	7.88	1.49	1.07

Less distributions:

Dividends from net investment income	(0.15)	(0.17)	(0.16)	(0.16)	(0.08)	(0.15)	(0.17)	(0.16)	(0.16)	(0.08)

Distributions from net realized gains	(2.89)	(2.94)	(2.59)	(0.95)	(1.25)	(2.89)	(2.94)	(2.59)	(0.95)	(1.25)

Total dividends and distributions	(3.04)	(3.11)	(2.75)	(1.11)	(1.33)	(3.04)	(3.11)	(2.75)	(1.11)	(1.33)

Net asset value, end of year	$36.07	$29.30	$33.16	$27.83	$27.43	$34.95	$28.46	$32.30	$27.17	$26.79

Total return	33.73%	(2.96)%	29.21%	5.48%	4.03%	33.74%	(2.97)%	29.18%	5.53%	4.05%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$61,670	$49,705	$56,352	$46,671	$48,031	$4,351,634	$3,695,987	$4,353,543	$3,810,472	$4,104,762

Ratio of expenses to average net assets:

After waivers (f)	0.85%	0.84%	0.85%	0.85%	0.84%	0.85%	0.84%	0.85%	0.85%	0.84%

Before waivers (f)	0.85%	0.84%	0.85%	0.86%	0.85%	0.85%	0.84%	0.85%	0.86%	0.85%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.41%	0.49%	0.47%	0.53%	0.27%	0.41%	0.48%	0.47%	0.53%	0.27%

Before waivers (f)	0.41%	0.49%	0.47%	0.53%	0.27%	0.41%	0.48%	0.47%	0.53%	0.27%

Portfolio turnover rate^	17%	20%	19%	25%	41%	17%	20%	19%	25%	41%

EQ Advisors Trust	Financial Highlights	687

Financial Highlights (cont’d)

EQ/Large Cap Growth Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$29.31	$33.17	$27.83	$27.42	$27.67

Income (loss) from investment operations:

Net investment income (loss) (e)	0.23	0.26	0.23	0.21	0.15

Net realized and unrealized gain (loss)	9.67	(0.92)	7.93	1.39	1.01

Total from investment operations	9.90	(0.66)	8.16	1.60	1.16

Less distributions:

Dividends from net investment income	(0.23)	(0.26)	(0.23)	(0.24)	(0.16)

Distributions from net realized gains	(2.89)	(2.94)	(2.59)	(0.95)	(1.25)

Total dividends and distributions	(3.12)	(3.20)	(2.82)	(1.19)	(1.41)

Net asset value, end of year	$36.09	$29.31	$33.17	$27.83	$27.42

Total return	34.04%	(2.71)%	29.53%	5.79%	4.26%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$646,853	$609,544	$713,793	$679,517	$856,613

Ratio of expenses to average net assets:

After waivers (f)	0.60%	0.59%	0.60%	0.60%	0.59%

Before waivers (f)	0.60%	0.59%	0.60%	0.61%	0.60%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.66%	0.74%	0.72%	0.78%	0.52%

Before waivers (f)	0.66%	0.74%	0.72%	0.77%	0.51%

Portfolio turnover rate^	17%	20%	19%	25%	41%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

688	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Value Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.90	$9.26	$8.63	$7.76	$8.51	$7.88	$9.23	$8.60	$7.74	$8.49

Income (loss) from investment operations:

Net investment income (loss) (e)	0.19	0.17	0.16	0.15	0.16	0.19	0.17	0.16	0.15	0.16

Net realized and unrealized gain (loss)	1.83	(0.96)	0.95	1.14	(0.54)	1.82	(0.95)	0.95	1.12	(0.54)

Total from investment operations	2.02	(0.79)	1.11	1.29	(0.38)	2.01	(0.78)	1.11	1.27	(0.38)

Less distributions:

Dividends from net investment income	(0.21)	(0.18)	(0.17)	(0.16)	(0.16)	(0.21)	(0.18)	(0.17)	(0.15)	(0.16)

Distributions from net realized gains	(0.51)	(0.39)	(0.31)	(0.26)	(0.21)	(0.51)	(0.39)	(0.31)	(0.26)	(0.21)

Total dividends and distributions	(0.72)	(0.57)	(0.48)	(0.42)	(0.37)	(0.72)	(0.57)	(0.48)	(0.41)	(0.37)

Net asset value, end of year	$9.20	$7.90	$9.26	$8.63	$7.76	$9.17	$7.88	$9.23	$8.60	$7.74

Total return	25.64%	(8.90)%	12.92%	16.57%	(4.46)%	25.59%	(8.82)%	12.96%	16.47%	(4.47)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$74,512	$55,404	$65,263	$59,200	$57,074	$625,230	$520,013	$611,171	$572,415	$506,067

Ratio of expenses to average net assets:

After waivers (f)	0.73%	0.74%	0.73%	0.73%	0.73%	0.73%	0.74%	0.73%	0.73%	0.73%

Before waivers (f)	0.74%	0.74%	0.73%	0.73%	0.73%	0.74%	0.74%	0.73%	0.73%	0.73%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.13%	1.89%	1.78%	1.87%	1.90%	2.12%	1.89%	1.78%	1.88%	1.86%

Before waivers (f)	2.12%	1.89%	1.78%	1.87%	1.90%	2.12%	1.89%	1.78%	1.88%	1.86%

Portfolio turnover rate^	16%	16%	13%	18%	19%	16%	16%	13%	18%	19%

EQ Advisors Trust	Financial Highlights	689

Financial Highlights (cont’d)

EQ/Large Cap Value Index Portfolio

	Class K
	Year Ended December 31,				May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡
	2019	2018	2017	2016

Net asset value, beginning of year	$7.87	$9.22	$8.59	$7.73	$8.49		$8.58

Income (loss) from investment operations:

Net investment income (loss) (e)	0.21	0.20	0.18	0.17	0.13		0.05

Net realized and unrealized gain (loss)	1.82	(0.96)	0.95	1.13	(0.50)		(0.02)

Total from investment operations	2.03	(0.76)	1.13	1.30	(0.37)		0.03

Less distributions:

Dividends from net investment income	(0.23)	(0.20)	(0.19)	(0.18)	(0.18)		—

Distributions from net realized gains	(0.51)	(0.39)	(0.31)	(0.26)	(0.21)		—

Total dividends and distributions	(0.74)	(0.59)	(0.50)	(0.44)	(0.39)		—

Net asset value, end of year	$9.16	$7.87	$9.22	$8.59	$7.73		$8.61

Total return (b)	25.91%	(8.59)%	13.24%	16.79%	(4.34)%		0.35%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$146	$116	$127	$112	$96		$—

Ratio of expenses to average net assets:

After waivers (a)(f)	0.48%	0.49%	0.48%	0.48%	0.48%		0.48%

Before waivers (a)(f)	0.49%	0.49%	0.48%	0.48%	0.48%		0.48%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	2.37%	2.15%	2.03%	2.13%	2.36	%(l)	1.73	%(l)

Before waivers (a)(f)	2.37%	2.15%	2.03%	2.13%	2.36	%(l)	1.73	%(l)

Portfolio turnover rate^	16%	16%	13%	18%	19%		19%

**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

690	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Value Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.80	$19.01	$16.94	$14.93	$15.83	$15.76	$18.96	$16.90	$14.89	$15.79

Income (loss) from investment operations:

Net investment income (loss) (e)	0.32	0.31	0.26	0.24	0.24	0.32	0.31	0.26	0.24	0.23

Net realized and unrealized gain (loss)	3.67	(2.13)	2.09	2.04	(0.88)	3.66	(2.12)	2.08	2.04	(0.87)

Total from investment operations	3.99	(1.82)	2.35	2.28	(0.64)	3.98	(1.81)	2.34	2.28	(0.64)

Less distributions:

Dividends from net investment income	(0.36)	(0.48)	(0.28)	(0.26)	(0.26)	(0.36)	(0.48)	(0.28)	(0.26)	(0.26)

Distributions from net realized gains	(1.13)	(0.91)	—	—	—	(1.13)	(0.91)	—	—	—

Return of capital	—	—	—	(0.01)	—	—	—	—	(0.01)	—

Total dividends and distributions	(1.49)	(1.39)	(0.28)	(0.27)	(0.26)	(1.49)	(1.39)	(0.28)	(0.27)	(0.26)

Net asset value, end of year	$18.30	$15.80	$19.01	$16.94	$14.93	$18.25	$15.76	$18.96	$16.90	$14.89

Total return	25.45%	(9.96)%	13.90%	15.28%	(4.03)%	25.46%	(9.94)%	13.87%	15.32%	(4.05)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,054,423	$912,284	$1,107,955	$1,068,915	$1,027,281	$2,869,388	$2,578,700	$3,242,869	$3,210,026	$3,164,043

Ratio of expenses to average net assets:

After waivers (f)	0.85%	0.84%	0.85%	0.85%	0.84%	0.85%	0.84%	0.85%	0.85%	0.84%

Before waivers (f)	0.85%	0.84%	0.85%	0.86%	0.85%	0.85%	0.84%	0.85%	0.86%	0.85%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.81%	1.64%	1.44%	1.57%	1.51%	1.81%	1.64%	1.44%	1.57%	1.50%

Before waivers (f)	1.81%	1.64%	1.44%	1.57%	1.50%	1.81%	1.63%	1.44%	1.57%	1.50%

Portfolio turnover rate^	20%	19%	18%	21%	25%	20%	19%	18%	21%	25%

EQ Advisors Trust	Financial Highlights	691

Financial Highlights (cont’d)

EQ/Large Cap Value Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.80	$19.01	$16.94	$14.93	$15.82

Income (loss) from investment operations:

Net investment income (loss) (e)	0.37	0.36	0.30	0.28	0.27

Net realized and unrealized gain (loss)	3.67	(2.13)	2.10	2.04	(0.87)

Total from investment operations	4.04	(1.77)	2.40	2.32	(0.60)

Less distributions:

Dividends from net investment income	(0.41)	(0.53)	(0.33)	(0.30)	(0.29)

Distributions from net realized gains	(1.13)	(0.91)	—	—	—

Return of capital	—	—	—	(0.01)	—

Total dividends and distributions	(1.54)	(1.44)	(0.33)	(0.31)	(0.29)

Net asset value, end of year	$18.30	$15.80	$19.01	$16.94	$14.93

Total return	25.74%	(9.72)%	14.16%	15.58%	(3.72)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$590,317	$552,422	$680,418	$824,484	$846,398

Ratio of expenses to average net assets:

After waivers (f)	0.60%	0.59%	0.60%	0.60%	0.59%

Before waivers (f)	0.60%	0.59%	0.60%	0.61%	0.60%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.05%	1.89%	1.68%	1.82%	1.74%

Before waivers (f)	2.05%	1.89%	1.68%	1.81%	1.74%

Portfolio turnover rate^	20%	19%	18%	21%	25%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

692	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Lazard Emerging Markets Equity Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$19.20		$19.44

Income (loss) from investment operations:

Net investment income (loss) (e)	0.46		0.02	##

Net realized and unrealized gain (loss)	3.13		(0.23)

Total from investment operations	3.59		(0.21)

Less distributions:

Dividends from net investment income	(0.55)		(0.03)

Distributions from net realized gains	(0.24)		—

Total dividends and distributions	(0.79)		(0.03)

Net asset value, end of period	$22.00		$19.20

Total return (b)	18.79%		(1.06)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$420,324		$350,341

Ratio of expenses to average net assets:

After waivers (a)(f)	1.38	%(j)	1.37	%(j)

Before waivers (a)(f)	1.50%		1.44%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	2.21%		0.59	%(l)(aa)

Before waivers (a)(f)	2.08%		0.52	%(l)(aa)

Portfolio turnover rate^	22%		0	%(z)

*	Commencement of Operations.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.01 for Class IB.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.38% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.08% lower.

EQ Advisors Trust	Financial Highlights	693

Financial Highlights (cont’d)

EQ/Loomis Sayles Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.45	$8.54	$6.52	$6.25	$5.67	$7.49	$8.58	$6.55	$6.28	$5.70

Income (loss) from investment operations:

Net investment income (loss) (e)	— #	0.01	— #	0.02	0.01	— #	0.01	— #	0.02	0.01

Net realized and unrealized gain (loss)	2.32	(0.21)	2.25	0.41	0.65	2.34	(0.21)	2.26	0.41	0.65

Total from investment operations	2.32	(0.20)	2.25	0.43	0.66	2.34	(0.20)	2.26	0.43	0.66

Less distributions:

Dividends from net investment income	— #	(0.01)	(0.01)	(0.02)	(0.01)	— #	(0.01)	(0.01)	(0.02)	(0.01)

Distributions from net realized gains	(0.52)	(0.88)	(0.22)	(0.14)	(0.07)	(0.52)	(0.88)	(0.22)	(0.14)	(0.07)

Total dividends and distributions	(0.52)	(0.89)	(0.23)	(0.16)	(0.08)	(0.52)	(0.89)	(0.23)	(0.16)	(0.08)

Net asset value, end of year	$9.25	$7.45	$8.54	$6.52	$6.25	$9.31	$7.49	$8.58	$6.55	$6.28

Total return	31.33%	(3.03)%	34.50%	6.88%	11.58%	31.44%	(3.01)%	34.50%	6.85%	11.52%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$81,449	$65,569	$65,170	$42,741	$28,288	$321,838	$258,438	$275,133	$200,399	$179,251

Ratio of expenses to average net assets:

After waivers (f)	1.05%	1.05%	1.05%	1.08%	1.12%	1.05%	1.05%	1.05%	1.08%	1.12%

Before waivers (f)	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%	1.13%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	— %‡‡	0.11%	0.04%	0.29%	0.19%	— %‡‡	0.12%	0.04%	0.30%	0.20%

Before waivers (f)	(0.07)%	0.04%	(0.04)%	0.24%	0.19%	(0.07)%	0.04%	(0.03)%	0.25%	0.19%

Portfolio turnover rate^	7%	9%	6%	11%	11%	7%	9%	6%	11%	11%

694	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Loomis Sayles Growth Portfolio

	Class K
	Year Ended December 31,				February 9, 2015* to December 31, 2015
	2019	2018	2017	2016

Net asset value, beginning of period	$7.45	$8.54	$6.51	$6.25	$5.71

Income (loss) from investment operations:

Net investment income (loss) (e)	0.02	0.03	0.02	0.04	0.03

Net realized and unrealized gain (loss)	2.33	(0.21)	2.26	0.40	0.60

Total from investment operations	2.35	(0.18)	2.28	0.44	0.63

Less distributions:

Dividends from net investment income	(0.02)	(0.03)	(0.03)	(0.04)	(0.02)

Distributions from net realized gains	(0.52)	(0.88)	(0.22)	(0.14)	(0.07)

Total dividends and distributions	(0.54)	(0.91)	(0.25)	(0.18)	(0.09)

Net asset value, end of period	$9.26	$7.45	$8.54	$6.51	$6.25

Total return (b)	31.78%	(2.77)%	35.01%	6.99%	11.08%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$261,754	$254,494	$338,898	$292,053	$323,106

Ratio of expenses to average net assets:

After waivers (a)(f)	0.80%	0.80%	0.80%	0.83%	0.86%

Before waivers (a)(f)	0.88%	0.88%	0.88%	0.88%	0.88%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	0.26%	0.37%	0.30%	0.56%	0.48	%(l)

Before waivers (a)(f)	0.18%	0.29%	0.22%	0.51%	0.47	%(l)

Portfolio turnover rate^	7%	9%	6%	11%	11%

*	Commencement of Operations.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

EQ Advisors Trust	Financial Highlights	695

Financial Highlights (cont’d)

EQ/MFS International Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.74	$8.32	$6.57	$6.52	$6.65	$6.76	$8.33	$6.58	$6.53	$6.66

Income (loss) from investment operations:

Net investment income (loss) (e)	0.09	0.07	0.06	0.06	0.04	0.09	0.07	0.06	0.06	0.04

Net realized and unrealized gain (loss)	1.73	(0.82)	2.04	0.07	(0.02)	1.73	(0.81)	2.04	0.07	(0.02)

Total from investment operations	1.82	(0.75)	2.10	0.13	0.02	1.82	(0.74)	2.10	0.13	0.02

Less distributions:

Dividends from net investment income	(0.10)	(0.07)	(0.06)	(0.07)	(0.06)	(0.10)	(0.07)	(0.06)	(0.07)	(0.06)

Distributions from net realized gains	(0.24)	(0.76)	(0.29)	(0.01)	(0.09)	(0.24)	(0.76)	(0.29)	(0.01)	(0.09)

Total dividends and distributions	(0.34)	(0.83)	(0.35)	(0.08)	(0.15)	(0.34)	(0.83)	(0.35)	(0.08)	(0.15)

Net asset value, end of year	$8.22	$6.74	$8.32	$6.57	$6.52	$8.24	$6.76	$8.33	$6.58	$6.53

Total return	27.24%	(9.43)%	32.11%	1.95%	0.23%	27.16%	(9.28)%	32.06%	1.95%	0.23%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$42,215	$32,071	$29,947	$25,282	$24,379	$346,565	$253,137	$262,212	$187,210	$179,695

Ratio of expenses to average net assets:

After waivers (f)	1.15%	1.19%	1.20%	1.22%	1.23%	1.15%	1.19%	1.20%	1.22%	1.23%

Before waivers (f)	1.23%	1.22%	1.23%	1.23%	1.23%	1.23%	1.22%	1.23%	1.23%	1.23%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.17%	0.87%	0.74%	0.97%	0.63%	1.17%	0.88%	0.75%	0.95%	0.65%

Before waivers (f)	1.09%	0.83%	0.72%	0.96%	0.63%	1.09%	0.85%	0.73%	0.94%	0.65%

Portfolio turnover rate^	7%	20%	12%	20%	27%	7%	20%	12%	20%	27%

696	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/MFS International Growth Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.74	$8.32	$6.57	$6.52	$6.65

Income (loss) from investment operations:

Net investment income (loss) (e)	0.11	0.09	0.08	0.08	0.06

Net realized and unrealized gain (loss)	1.74	(0.82)	2.04	0.06	(0.03)

Total from investment operations	1.85	(0.73)	2.12	0.14	0.03

Less distributions:

Dividends from net investment income	(0.12)	(0.09)	(0.08)	(0.08)	(0.07)

Distributions from net realized gains	(0.24)	(0.76)	(0.29)	(0.01)	(0.09)

Total dividends and distributions	(0.36)	(0.85)	(0.37)	(0.09)	(0.16)

Net asset value, end of year	$8.23	$6.74	$8.32	$6.57	$6.52

Total return	27.68%	(9.18)%	32.41%	2.21%	0.48%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$859,248	$974,562	$1,217,098	$1,039,625	$1,006,718

Ratio of expenses to average net assets:

After waivers (f)	0.90%	0.94%	0.95%	0.97%	0.98%

Before waivers (f)	0.98%	0.97%	0.98%	0.98%	0.98%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.47%	1.14%	1.03%	1.23%	0.89%

Before waivers (f)	1.39%	1.11%	1.00%	1.22%	0.89%

Portfolio turnover rate^	7%	20%	12%	20%	27%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	697

Financial Highlights (cont’d)

EQ/MFS International Intrinsic Value Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$24.58		$25.69

Income (loss) from investment operations:

Net investment income (loss) (e)	0.20		(0.01)

Net realized and unrealized gain (loss)	6.16		(1.10)

Total from investment operations	6.36		(1.11)

Less distributions:

Dividends from net investment income	(0.20)		—

Distributions from net realized gains	(0.07)		—

Total dividends and distributions	(0.27)		—

Net asset value, end of period	$30.67		$24.58

Total return (b)	25.88%		(4.32)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$1,003,910		$783,554

Ratio of expenses to average net assets:

After waivers (a)(f)	1.15	%(j)	1.15	%(j)

Before waivers (a)(f)	1.25%		1.29%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	0.70%		(0.22	)%(l)

Before waivers (a)(f)	0.60%		(0.36	)%(l)

Portfolio turnover rate^	14%		1	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

698	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/MFS Mid Cap Focused Growth Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$11.06		$12.14

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.05)		—	#

Net realized and unrealized gain (loss)	4.06		(1.08)

Total from investment operations	4.01		(1.08)

Less distributions:

Dividends from net investment income	—	#	—	#

Distributions from net realized gains	(0.05)		—

Total dividends and distributions	(0.05)		—	#

Net asset value, end of period	$15.02		$11.06

Total return (b)	36.33%		(8.89)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$347,190		$245,206

Ratio of expenses to average net assets:

After waivers (a)(f)	1.10	%(j)	1.10	%(j)

Before waivers (a)(f)	1.25%		1.31%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	(0.33)%		(0.11	)%(l)

Before waivers (a)(f)	(0.48)%		(0.32	)%(l)

Portfolio turnover rate^	113	%(h)	7	%(z)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 22%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	699

Financial Highlights (cont’d)

EQ/Mid Cap Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.31	$15.35	$14.65	$12.97	$13.47	$12.10	$15.11	$14.44	$12.79	$13.29

Income (loss) from investment operations:

Net investment income (loss) (e)	0.13	0.14	0.11	0.16	0.11	0.13	0.14	0.11	0.15	0.11

Net realized and unrealized gain (loss)	2.98	(1.86)	2.12	2.42	(0.49)	2.92	(1.83)	2.09	2.40	(0.49)

Total from investment operations	3.11	(1.72)	2.23	2.58	(0.38)	3.05	(1.69)	2.20	2.55	(0.38)

Less distributions:

Dividends from net investment income	(0.14)	(0.15)	(0.12)	(0.15)	(0.12)	(0.14)	(0.15)	(0.12)	(0.15)	(0.12)

Distributions from net realized gains	(0.60)	(1.17)	(1.41)	(0.75)	—	(0.60)	(1.17)	(1.41)	(0.75)	—

Total dividends and distributions	(0.74)	(1.32)	(1.53)	(0.90)	(0.12)	(0.74)	(1.32)	(1.53)	(0.90)	(0.12)

Net asset value, end of year	$14.68	$12.31	$15.35	$14.65	$12.97	$14.41	$12.10	$15.11	$14.44	$12.79

Total return	25.43%	(11.69)%	15.46%	19.89%	(2.81)%	25.37%	(11.68)%	15.47%	19.92%	(2.86)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$123,215	$103,087	$119,960	$107,344	$78,134	$1,864,800	$1,557,718	$1,862,819	$1,674,669	$1,443,070

Ratio of expenses to average net assets:

After waivers (f)	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%

Before waivers (f)	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.94%	0.93%	0.69%	1.14%	0.78%	0.94%	0.93%	0.69%	1.13%	0.78%

Before waivers (f)	0.94%	0.93%	0.69%	1.14%	0.78%	0.94%	0.93%	0.69%	1.13%	0.78%

Portfolio turnover rate^	17%	18%	18%	20%	20%	17%	18%	18%	20%	20%

700	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Mid Cap Index Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.31	$15.35	$14.65	$12.97	$13.47

Income (loss) from investment operations:

Net investment income (loss) (e)	0.17	0.18	0.14	0.19	0.14

Net realized and unrealized gain (loss)	2.97	(1.86)	2.13	2.43	(0.49)

Total from investment operations	3.14	(1.68)	2.27	2.62	(0.35)

Less distributions:

Dividends from net investment income	(0.17)	(0.19)	(0.16)	(0.19)	(0.15)

Distributions from net realized gains	(0.60)	(1.17)	(1.41)	(0.75)	—

Total dividends and distributions	(0.77)	(1.36)	(1.57)	(0.94)	(0.15)

Net asset value, end of year	$14.68	$12.31	$15.35	$14.65	$12.97

Total return	25.72%	(11.46)%	15.73%	20.20%	(2.56)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$27,665	$25,337	$33,189	$32,131	$27,291

Ratio of expenses to average net assets:

After waivers (f)	0.47%	0.47%	0.47%	0.47%	0.47%

Before waivers (f)	0.47%	0.47%	0.47%	0.47%	0.47%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.19%	1.17%	0.93%	1.38%	1.04%

Before waivers (f)	1.18%	1.17%	0.93%	1.38%	1.04%

Portfolio turnover rate^	17%	18%	18%	20%	20%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	701

Financial Highlights (cont’d)

EQ/Mid Cap Value Managed Volatility Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019	2018	2017		2016	2015	2019	2018	2017		2016	2015

Net asset value, beginning of year	$13.96	$17.87	$17.15		$14.74	$15.41	$13.82	$17.71	$17.00		$14.62	$15.28

Income (loss) from investment operations:

Net investment income (loss) (e)	0.17	0.17	0.16	##	0.13	0.10	0.17	0.17	0.16	##	0.13	0.10

Net realized and unrealized gain (loss)	3.52	(2.44)	1.91		2.47	(0.65)	3.48	(2.42)	1.90		2.44	(0.64)

Total from investment operations	3.69	(2.27)	2.07		2.60	(0.55)	3.65	(2.25)	2.06		2.57	(0.54)

Less distributions:

Dividends from net investment income	(0.22)	(0.19)	(0.17)		(0.14)	(0.12)	(0.22)	(0.19)	(0.17)		(0.14)	(0.12)

Distributions from net realized gains	(0.95)	(1.44)	(1.18)		(0.05)	—	(0.95)	(1.44)	(1.18)		(0.05)	—

Return of capital	—	(0.01)	—		—	—	—	(0.01)	—		—	—

Total dividends and distributions	(1.17)	(1.64)	(1.35)		(0.19)	(0.12)	(1.17)	(1.64)	(1.35)		(0.19)	(0.12)

Net asset value, end of year	$16.48	$13.96	$17.87		$17.15	$14.74	$16.30	$13.82	$17.71		$17.00	$14.62

Total return	26.63%	(13.32)%	12.32%		17.69%	(3.54)%	26.61%	(13.33)%	12.37%		17.62%	(3.52)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$212,355	$187,420	$237,396		$228,814	$214,698	$1,673,340	$1,468,507	$1,899,153		$1,901,200	$1,807,950

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.94%	0.93%	0.94%		0.94%	0.94%	0.94%	0.93%	0.94%		0.94%	0.94%

Before waivers and rembersement (f)	0.94%	0.93%	0.94%		0.95%	0.94%	0.94%	0.93%	0.94%		0.95%	0.94%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.05%	0.97%	0.91	%(aa)	0.86%	0.64%	1.05%	0.97%	0.90	%(aa)	0.86%	0.64%

Before waivers and rembersement (f)	1.05%	0.97%	0.91	%(aa)	0.86%	0.64%	1.05%	0.97%	0.90	%(aa)	0.85%	0.64%

Portfolio turnover rate^	19%	25%	19%		23%	38%	19%	25%	19%		23%	38%

702	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Mid Cap Value Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$13.96	$17.87	$17.15		$14.74	$15.41

Income (loss) from investment operations:

Net investment income (loss) (e)	0.21	0.21	0.21	##	0.17	0.14

Net realized and unrealized gain (loss)	3.52	(2.44)	1.91		2.48	(0.65)

Total from investment operations	3.73	(2.23)	2.12		2.65	(0.51)

Less distributions:

Dividends from net investment income	(0.26)	(0.23)	(0.22)		(0.19)	(0.16)

Distributions from net realized gains	(0.95)	(1.44)	(1.18)		(0.05)	—

Return of capital	—	(0.01)	—		—	—

Total dividends and distributions	(1.21)	(1.68)	(1.40)		(0.24)	(0.16)

Net asset value, end of year	$16.48	$13.96	$17.87		$17.15	$14.74

Total return	26.92%	(13.09)%	12.59%		17.99%	(3.30)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$15,922	$13,404	$18,903		$18,505	$15,896

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.69%	0.68%	0.69%		0.69%	0.69%

Before waivers and reimbursements (f)	0.69%	0.68%	0.69%		0.70%	0.69%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.30%	1.21%	1.15	%(aa)	1.12%	0.89%

Before waivers and reimbursements (f)	1.30%	1.21%	1.15	%(aa)	1.11%	0.89%

Portfolio turnover rate^	19%	25%	19%		23%	38%

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.14, $0.14 and $0.19 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.10% lower.

EQ Advisors Trust	Financial Highlights	703

Financial Highlights (cont’d)

EQ/Morgan Stanley Small Cap Growth Portfolio

	Class IB								Class K
	Year Ended December 31,				May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		Year Ended December 31,
	2019	2018	2017	2016					2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.76	$10.89	$9.74	$9.14	$10.27		$10.06		$8.86	$10.97	$9.78	$9.15	$10.08

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.01)	(0.04)	(0.05)	(0.02)	(0.05)		(0.02)		0.02	(0.02)	(0.02)	— #	(0.05)

Net realized and unrealized gain (loss)	2.99	(0.33)	2.38	0.82	(0.76)		0.63		3.03	(0.33)	2.39	0.83	(0.56)

Total from investment operations	2.98	(0.37)	2.33	0.80	(0.81)		0.61		3.05	(0.35)	2.37	0.83	(0.61)

Less distributions:

Dividends from net investment income	—	—	—	—	—		—		(0.02)	— #	—	— #	—

Distributions from net realized gains	(1.35)	(1.76)	(1.18)	(0.20)	(0.32)		—		(1.35)	(1.76)	(1.18)	(0.20)	(0.32)

Total dividends and distributions	—	—	—	—	—		—		(1.37)	(1.76)	(1.18)	(0.20)	(0.32)

Net asset value, end of year	$10.39	$8.76	$10.89	$9.74	$9.14		$10.67		$10.54	$8.86	$10.97	$9.78	$9.15

Total return (b)	34.35%	(4.77)%	24.14%	8.77%	(7.82)%		(6.06)%		34.79%	(4.56)%	24.45%	9.09%	(5.98)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$162	$118	$124	$100	$92		$—		$328,235	$263,372	$291,296	$255,614	$253,255

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.15%	1.15%	1.15%	1.18%	1.21%		1.23%		0.90%	0.90%	0.90%	0.93%	0.96%

Before waivers and reimbursements (a)(f)	1.24%	1.23%	1.24%	1.24%	1.21%		1.23%		0.99%	0.98%	0.98%	0.99%	0.96%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	(0.10)%	(0.38)%	(0.42)%	(0.25)%	(0.67	)%(l)	(0.69	)%(l)	0.15%	(0.13)%	(0.17)%	— %‡‡	(0.44)%

Before waivers and reimbursements (a)(f)	(0.19)%	(0.46)%	(0.50)%	(0.31)%	(0.67	)%(l)	(0.69	)%(l)	0.06%	(0.21)%	(0.25)%	(0.06)%	(0.45)%

Portfolio turnover rate^	73%	62%	51%	41%	38%		38%		73%	62%	51%	41%	38%

**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

704	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Small Company Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.43	$11.86	$11.36	$10.10	$11.70	$9.44	$11.87	$11.36	$10.11	$11.70

Income (loss) from investment operations:

Net investment income (loss) (e)	0.10	0.10	0.11	0.10	0.09	0.10	0.10	0.11	0.10	0.09

Net realized and unrealized gain (loss)	2.26	(1.38)	1.46	1.98	(0.65)	2.26	(1.38)	1.47	1.97	(0.64)

Total from investment operations	2.36	(1.28)	1.57	2.08	(0.56)	2.36	(1.28)	1.58	2.07	(0.55)

Less distributions:

Dividends from net investment income	(0.11)	(0.11)	(0.12)	(0.11)	(0.09)	(0.11)	(0.11)	(0.12)	(0.11)	(0.09)

Distributions from net realized gains	(0.70)	(1.04)	(0.95)	(0.71)	(0.95)	(0.70)	(1.04)	(0.95)	(0.71)	(0.95)

Return of capital	(0.01)	—	—	—	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.82)	(1.15)	(1.07)	(0.82)	(1.04)	(0.82)	(1.15)	(1.07)	(0.82)	(1.04)

Net asset value, end of year	$10.97	$9.43	$11.86	$11.36	$10.10	$10.98	$9.44	$11.87	$11.36	$10.11

Total return	25.25%	(11.34)%	13.96%	20.63%	(4.63)%	25.22%	(11.33)%	14.05%	20.51%	(4.54)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$113,909	$102,582	$114,942	$109,797	$82,776	$1,016,600	$846,806	$1,013,833	$934,933	$823,229

Ratio of expenses to average net assets (f)	0.63%	0.64%	0.63%	0.63%	0.62%	0.63%	0.64%	0.63%	0.63%	0.62%

Ratio of net investment income (loss) to average net assets (f)	0.92%	0.84%	0.90%	0.99%	0.77%	0.92%	0.84%	0.90%	0.97%	0.77%

Portfolio turnover rate^	14%	15%	18%	15%	17%	14%	15%	18%	15%	17%

EQ Advisors Trust	Financial Highlights	705

Financial Highlights (cont’d)

EQ/Small Company Index Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.43	$11.85	$11.35	$10.10	$11.70

Income (loss) from investment operations:

Net investment income (loss) (e)	0.13	0.13	0.14	0.13	0.09

Net realized and unrealized gain (loss)	2.25	(1.37)	1.46	1.97	(0.62)

Total from investment operations	2.38	(1.24)	1.60	2.10	(0.53)

Less distributions:

Dividends from net investment income	(0.14)	(0.14)	(0.15)	(0.14)	(0.12)

Distributions from net realized gains	(0.70)	(1.04)	(0.95)	(0.71)	(0.95)

Return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.85)	(1.18)	(1.10)	(0.85)	(1.07)

Net asset value, end of year	$10.96	$9.43	$11.85	$11.35	$10.10

Total return	25.44%	(11.01)%	14.24%	20.83%	(4.38)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$69,453	$54,023	$60,084	$49,944	$44,370

Ratio of expenses to average net assets (f)	0.38%	0.39%	0.38%	0.38%	0.37%

Ratio of net investment income (loss) to average net assets (f)	1.18%	1.09%	1.15%	1.22%	1.02%

Portfolio turnover rate^	14%	15%	18%	15%	17%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

706	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/T. Rowe Price Growth Stock Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019	2018		2017	2016	2015	2019	2018		2017	2016	2015

Net asset value, beginning of year	$42.80	$47.14		$38.42	$38.58	$36.32	$42.25	$46.58		$38.00	$38.17	$35.95

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.10)	(0.01	)##	(0.03)	(0.07)	(0.15)	(0.10)	(0.01	)##	(0.03)	(0.07)	(0.15)

Net realized and unrealized gain (loss)	13.37	(0.47)		12.82	0.59	3.84	13.19	(0.46)		12.68	0.58	3.80

Total from investment operations	13.27	(0.48)		12.79	0.52	3.69	13.09	(0.47)		12.65	0.51	3.65

Less distributions:

Distributions from net realized gains	(1.24)	(3.86)		(4.07)	(0.68)	(1.43)	(1.24)	(3.86)		(4.07)	(0.68)	(1.43)

Net asset value, end of year	$54.83	$42.80		$47.14	$38.42	$38.58	$54.10	$42.25		$46.58	$38.00	$38.17

Total return	31.11%	(1.61)%		33.35%	1.35%	10.22%	31.09%	(1.60)%		33.35%	1.34%	10.22%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$227,232	$165,111		$167,855	$112,254	$104,350	$1,264,017	$942,026		$917,062	$661,719	$647,977

Ratio of expenses to average net assets:

After waivers (f)	1.00%	1.00%		1.03%	1.08%	1.10%	1.00%	1.00%		1.03%	1.08%	1.10%

Before waivers (f)	1.10%	1.11%		1.12%	1.13%	1.13%	1.10%	1.11%		1.12%	1.13%	1.13%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	(0.20)%	(0.02	)%(aa)	(0.06)%	(0.18)%	(0.38)%	(0.20)%	(0.01	)%(aa)	(0.06)%	(0.18)%	(0.38)%

Before waivers (f)	(0.30)%	(0.12	)%(aa)	(0.15)%	(0.23)%	(0.41)%	(0.30)%	(0.12	)%(aa)	(0.15)%	(0.23)%	(0.41)%

Portfolio turnover rate^	30%	45%		56%	44%	38%	30%	45%		56%	44%	38%

EQ Advisors Trust	Financial Highlights	707

Financial Highlights (cont’d)

EQ/T. Rowe Price Growth Stock Portfolio

	Class K
	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$43.67	$47.95		$38.93	$38.99	$36.60

Income (loss) from investment operations:

Net investment income (loss) (e)	0.02	0.11	##	0.08	0.03	(0.05)

Net realized and unrealized gain (loss)	13.66	(0.48)		13.01	0.59	3.87

Total from investment operations	13.68	(0.37)		13.09	0.62	3.82

Less distributions:

Dividends from net investment income	—	(0.05)		—	—	—

Distributions from net realized gains	(1.24)	(3.86)		(4.07)	(0.68)	(1.43)

Total dividends and distributions	(1.24)	(3.91)		(4.07)	(0.68)	(1.43)

Net asset value, end of year	$56.11	$43.67		$47.95	$38.93	$38.99

Total return	31.43%	(1.36)%		33.69%	1.59%	10.50%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$222,399	$198,399		$249,133	$220,473	$88,004

Ratio of expenses to average net assets:

After waivers (f)	0.75%	0.75%		0.78%	0.83%	0.85%

Before waivers (f)	0.85%	0.86%		0.87%	0.88%	0.88%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.04%	0.21	%(aa)	0.18%	0.09%	(0.13)%

Before waivers (f)	(0.06)%	0.11	%(aa)	0.10%	0.04%	(0.16)%

Portfolio turnover rate^	30%	45%		56%	44%	38%

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.05) and $0.06 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.11% lower.

708	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Templeton Global Equity Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.65	$13.99	$11.69	$11.18	$11.49	$10.65	$13.99	$11.69	$11.18	$11.49

Income (loss) from investment operations:

Net investment income (loss) (e)	0.21	0.18	0.17	0.16	0.12	0.21	0.18	0.17	0.16	0.12

Net realized and unrealized gain (loss)	1.99	(1.79)	2.32	0.43	(0.43)	2.00	(1.79)	2.32	0.43	(0.43)

Total from investment operations	2.20	(1.61)	2.49	0.59	(0.31)	2.21	(1.61)	2.49	0.59	(0.31)

Less distributions:

Dividends from net investment income	(0.22)	(0.40)	(0.19)	(0.08)	— #	(0.22)	(0.40)	(0.19)	(0.08)	— #

Distributions from net realized gains	(0.79)	(1.33)	—	—	—	(0.79)	(1.33)	—	—	—

Total dividends and distributions	(1.01)	(1.73)	(0.19)	(0.08)	— #	(1.01)	(1.73)	(0.19)	(0.08)	— #

Net asset value, end of year	$11.84	$10.65	$13.99	$11.69	$11.18	$11.85	$10.65	$13.99	$11.69	$11.18

Total return	20.85%	(12.16)%	21.30%	5.26%	(2.68)%	20.95%	(12.16)%	21.30%	5.26%	(2.68)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,406	$2,449	$3,263	$3,005	$3,279	$313,598	$290,065	$370,269	$327,678	$348,348

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	1.10%	1.12%	1.13%	1.13%	1.12%	1.10%	1.12%	1.13%	1.13%	1.12%

Before waivers and reimbursements (f)	1.14%	1.12%	1.13%	1.13%	1.12%	1.14%	1.12%	1.13%	1.13%	1.12%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.82%	1.34%	1.27%	1.48%	1.04%	1.81%	1.34%	1.28%	1.48%	1.04%

Before waivers and reimbursements (f)	1.79%	1.34%	1.27%	1.47%	1.04%	1.77%	1.34%	1.28%	1.47%	1.04%

Portfolio turnover rate^	13%	18%	10%	13%	13%	13%	18%	10%	13%	13%

EQ Advisors Trust	Financial Highlights	709

Financial Highlights (cont’d)

EQ/Templeton Global Equity Managed Volatility Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.64	$13.99	$11.69	$11.18	$11.48

Income (loss) from investment operations:

Net investment income (loss) (e)	0.24	0.22	0.20	0.19	0.15

Net realized and unrealized gain (loss)	2.00	(1.81)	2.32	0.43	(0.42)

Total from investment operations	2.24	(1.59)	2.52	0.62	(0.27)

Less distributions:

Dividends from net investment income	(0.25)	(0.43)	(0.22)	(0.11)	(0.03)

Distributions from net realized gains	(0.79)	(1.33)	—	—	—

Total dividends and distributions	(1.04)	(1.76)	(0.22)	(0.11)	(0.03)

Net asset value, end of year	$11.84	$10.64	$13.99	$11.69	$11.18

Total return	21.25%	(12.00)%	21.58%	5.53%	(2.35)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$394,890	$359,476	$468,605	$439,067	$449,565

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.85%	0.87%	0.88%	0.88%	0.87%

Before waivers and reimbursements (f)	0.89%	0.88%	0.88%	0.88%	0.87%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	2.06%	1.59%	1.54%	1.72%	1.29%

Before waivers and reimbursements (f)	2.02%	1.58%	1.54%	1.71%	1.29%

Portfolio turnover rate^	13%	18%	10%	13%	13%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

710	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/UBS Growth and Income Portfolio

	Class IB
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.70	$10.13	$8.91	$8.35	$9.81

Income (loss) from investment operations:

Net investment income (loss) (e)	0.05	0.03	0.03	0.07	0.06

Net realized and unrealized gain (loss)	2.78	(1.30)	1.86	0.77	(0.21)

Total from investment operations	2.83	(1.27)	1.89	0.84	(0.15)

Less distributions:

Dividends from net investment income	(0.05)	(0.04)	(0.03)	(0.07)	(0.06)

Distributions from net realized gains	(0.26)	(1.12)	(0.64)	(0.21)	(1.25)

Total dividends and distributions	(0.31)	(1.16)	(0.67)	(0.28)	(1.31)

Net asset value, end of year	$10.22	$7.70	$10.13	$8.91	$8.35

Total return	36.85%	(13.48)%	21.37%	10.16%	(1.46)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$110,520	$85,426	$110,996	$93,896	$95,012

Ratio of expenses to average net assets:

After waivers (f)	1.05%	1.05%	1.05%	1.05%	1.05%

Before waivers (f)	1.20%	1.19%	1.18%	1.20%	1.19%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.49%	0.34%	0.28%	0.80%	0.57%

Before waivers (f)	0.34%	0.20%	0.15%	0.65%	0.44%

Portfolio turnover rate^	79%	47%	65%	61%	54%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	711

Financial Highlights (cont’d)

Multimanager Aggressive Equity Portfolio

	Class IA								Class IB
	Year Ended December 31,								Year Ended December 31,
	2019		2018	2017		2016	2015		2019		2018	2017		2016	2015

Net asset value, beginning of year	$54.88		$61.46	$47.22		$45.89	$44.20		$53.77		$60.34	$46.36		$45.06	$43.40

Income (loss) from investment operations:

Net investment income (loss) (e)	0.49		0.10	0.09		0.23	0.07		0.48		0.10	0.08		0.23	0.07

Net realized and unrealized gain (loss)	17.64		0.14	14.24		1.35	1.70		17.28		0.15	13.99		1.32	1.66

Total from investment operations	18.13		0.24	14.33		1.58	1.77		17.76		0.25	14.07		1.55	1.73

Less distributions:

Dividends from net investment income	(0.51)		(0.09)	(0.09)		(0.25)	(0.08)		(0.51)		(0.09)	(0.09)		(0.25)	(0.07)

Distributions from net realized gains	(5.79)		(6.73)	—		—	—		(5.79)		(6.73)	—		—	—

Total dividends and distributions	(6.30)		(6.82)	(0.09)		(0.25)	(0.08)		(6.30)		(6.82)	(0.09)		(0.25)	(0.07)

Net asset value, end of year	$66.71		$54.88	$61.46		$47.22	$45.89		$65.23		$53.77	$60.34		$46.36	$45.06

Total return	33.35	%(cc)	(0.22)%	30.34	%(bb)	3.44%	4.00	%(aa)	33.35	%(cc)	(0.20)%	30.35	%(bb)	3.43%	4.00	%(aa)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,210,068		$991,788	$1,085,470		$914,837	$977,594		$107,518		$85,486	$88,662		$74,656	$81,898

Ratio of expenses to average net assets:

After waivers (f)	0.98%		0.98%	0.99%		1.00%	0.98%		0.98%		0.98%	0.99%		1.00%	0.98%

Before waivers (f)	0.98%		0.98%	0.99%		1.00%	0.98%		0.98%		0.98%	0.99%		1.00%	0.98%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.75%		0.15%	0.16%		0.52%	0.16%		0.75%		0.16%	0.16%		0.51%	0.16%

Before waivers (f)	0.75%		0.15%	0.16%		0.52%	0.16%		0.75%		0.16%	0.16%		0.51%	0.16%

Portfolio turnover rate^	56%		45%	47%		63%	65%		56%		45%	47%		63%	65%

712	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

Multimanager Aggressive Equity Portfolio

	Class K
	Year Ended December 31,
	2019		2018	2017		2016	2015

Net asset value, beginning of year	$54.71		$61.29	$47.08		$45.76	$44.20

Income (loss) from investment operations:

Net investment income (loss) (e)	0.66		0.27	0.22		0.35	0.19

Net realized and unrealized gain (loss)	17.60		0.14	14.21		1.34	1.56

Total from investment operations	18.26		0.41	14.43		1.69	1.75

Less distributions:

Dividends from net investment income	(0.68)		(0.26)	(0.22)		(0.37)	(0.19)

Distributions from net realized gains	(5.79)		(6.73)	—		—	—

Total dividends and distributions	(6.47)		(6.99)	(0.22)		(0.37)	(0.19)

Net asset value, end of year	$66.50		$54.71	$61.29		$47.08	$45.76

Total return	33.68	%(cc)	0.05%	30.66	%(bb)	3.69%	3.97	%(aa)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$8,537		$6,201	$6,560		$4,681	$5,162

Ratio of expenses to average net assets:

After waivers (f)	0.73%		0.73%	0.74%		0.75%	0.73%

Before waivers (f)	0.73%		0.73%	0.74%		0.75%	0.73%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.02%		0.41%	0.41%		0.77%	0.41%

Before waivers (f)	1.02%		0.41%	0.41%		0.77%	0.41%

Portfolio turnover rate^	56%		45%	47%		63%	65%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.82% for Class IA, 3.81% for Class IB and 3.79% for Class K.
(bb)	Includes a litigation payment. Without this payment, the total return would have been 29.90% for Class IA, 29.89% for Class IB and 30.23% for Class K.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 33.27% for Class IA, 33.27% for Class IB and 33.60% for Class K.

EQ Advisors Trust	Financial Highlights	713

Financial Highlights (cont’d)

Multimanager Mid Cap Growth Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019	2018	2017		2016	2015	2019	2018	2017		2016	2015

Net asset value, beginning of year	$8.50	$10.42	$8.88		$8.50	$9.47	$7.96	$9.85	$8.43		$8.08	$9.04

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.04)	(0.04)	(0.03)		(0.01)	(0.05)	(0.04)	(0.04)	(0.02)		(0.01)	(0.05)

Net realized and unrealized gain (loss)	2.83	(0.46)	2.38		0.60	(0.11)	2.64	(0.43)	2.25		0.57	(0.10)

Total from investment operations	2.79	(0.50)	2.35		0.59	(0.16)	2.60	(0.47)	2.23		0.56	(0.15)

Less distributions:

Distributions from net realized gains	(0.83)	(1.42)	(0.81)		(0.21)	(0.81)	(0.83)	(1.42)	(0.81)		(0.21)	(0.81)

Net asset value, end of year	$10.46	$8.50	$10.42		$8.88	$8.50	$9.73	$7.96	$9.85		$8.43	$8.08

Total return	33.06%	(5.78)%	26.69	%(aa)	6.78%	(1.58)%	32.91%	(5.80)%	26.69	%(aa)	6.76%	(1.53)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$13,918	$11,159	$12,688		$12,253	$12,799	$138,052	$119,104	$124,755		$110,295	$114,846

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	1.10%	1.10%	1.10%		1.13%	1.15%	1.10%	1.10%	1.10%		1.13%	1.15%

Before waivers and reimbursements (f)	1.31%	1.31%	1.31%		1.36%	1.31%	1.31%	1.31%	1.31%		1.36%	1.31%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	(0.40)%	(0.35)%	(0.26)%		(0.14)%	(0.52)%	(0.41)%	(0.35)%	(0.26)%		(0.14)%	(0.52)%

Before waivers and reimbursements (f)	(0.61)%	(0.57)%	(0.47)%		(0.36)%	(0.68)%	(0.61)%	(0.56)%	(0.47)%		(0.36)%	(0.68)%

Portfolio turnover rate^	47%	55%	41%		49%	44%	47%	55%	41%		49%	44%

714	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

Multimanager Mid Cap Growth Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$8.71	$10.62	$9.02		$8.63	$9.57

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.02)	(0.01)	—	#	0.01	(0.03)

Net realized and unrealized gain (loss)	2.90	(0.48)	2.41		0.59	(0.10)

Total from investment operations	2.88	(0.49)	2.41		0.60	(0.13)

Less distributions:

Distributions from net realized gains	(0.83)	(1.42)	(0.81)		(0.21)	(0.81)

Net asset value, end of year	$10.76	$8.71	$10.62		$9.02	$8.63

Total return	33.29%	(5.57)%	26.95	%(aa)	7.07%	(1.24)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$69,814	$53,509	$50,040		$45,875	$37,231

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.85%	0.85%	0.85%		0.88%	0.90%

Before waivers and reimbursements (f)	1.06%	1.06%	1.06%		1.11%	1.06%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	(0.15)%	(0.10)%	(0.01)%		0.11%	(0.27)%

Before waivers and reimbursements (f)	(0.36)%	(0.31)%	(0.22)%		(0.11)%	(0.43)%

Portfolio turnover rate^	47%	55%	41%		49%	44%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a litigation payment. Without this income, the total return would have been 25.96% for Class IA, 25.92% for Class IB and 26.23% for Class K.

EQ Advisors Trust	Financial Highlights	715

Financial Highlights (cont’d)

Multimanager Mid Cap Value Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2019		2018	2017	2016	2015		2019		2018	2017	2016	2015

Net asset value, beginning of year	$13.40		$16.97	$15.64	$13.26	$14.15		$13.10		$16.62	$15.33	$13.00	$13.87

Income (loss) from investment operations:

Net investment income (loss) (e)	0.15		0.10	0.09	0.08	0.07		0.15		0.10	0.08	0.08	0.07

Net realized and unrealized gain (loss)	3.18		(2.19)	1.37	2.45	(0.86)		3.10		(2.14)	1.34	2.40	(0.84)

Total from investment operations	3.33		(2.09)	1.46	2.53	(0.79)		3.25		(2.04)	1.42	2.48	(0.77)

Less distributions:

Dividends from net investment income	(0.20)		(0.11)	(0.13)	(0.15)	(0.10)		(0.20)		(0.11)	(0.13)	(0.15)	(0.10)

Distributions from net realized gains	(1.21)		(1.37)	—	—	—		(1.21)		(1.37)	—	—	—

Total dividends and distributions	(1.41)		(1.48)	(0.13)	(0.15)	(0.10)		(1.41)		(1.48)	(0.13)	(0.15)	(0.10)

Net asset value, end of year	$15.32		$13.40	$16.97	$15.64	$13.26		$14.94		$13.10	$16.62	$15.33	$13.00

Total return	25.00%		(12.78)%	9.32%	19.08%	(5.57	)%(aa)	24.96%		(12.75)%	9.25%	19.06%	(5.55	)%(aa)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$10,021		$8,380	$10,133	$12,713	$11,590		$91,980		$82,737	$104,235	$117,604	$103,513

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	1.10%		1.10%	1.10%	1.13%	1.15%		1.10%		1.10%	1.10%	1.13%	1.15%

Before waivers and reimbursements (f)	1.32%		1.31%	1.30%	1.30%	1.29%		1.32%		1.31%	1.30%	1.30%	1.29%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	0.98%		0.58%	0.53%	0.57%	0.52%		0.98%		0.58%	0.54%	0.57%	0.52%

Before waivers and reimbursements (f)	0.76%		0.37%	0.33%	0.40%	0.38%		0.76%		0.37%	0.33%	0.40%	0.37%

Portfolio turnover rate^	48	%(h)	34%	28%	42%	34%		48	%(h)	34%	28%	42%	34%

716	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

Multimanager Mid Cap Value Portfolio

	Class K
	Year Ended December 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$13.40		$16.97	$15.64	$13.26	$14.15

Income (loss) from investment operations:

Net investment income (loss) (e)	0.19		0.14	0.13	0.12	0.11

Net realized and unrealized gain (loss)	3.17		(2.19)	1.37	2.45	(0.87)

Total from investment operations	3.36		(2.05)	1.50	2.57	(0.76)

Less distributions:

Dividends from net investment income	(0.23)		(0.15)	(0.17)	(0.19)	(0.13)

Distributions from net realized gains	(1.21)		(1.37)	—	—	—

Total dividends and distributions	(1.44)		(1.52)	(0.17)	(0.19)	(0.13)

Net asset value, end of year	$15.32		$13.40	$16.97	$15.64	$13.26

Total return	25.30%		(12.55)%	9.58%	19.39%	(5.33	)%(aa)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$77,710		$62,236	$77,153	$81,322	$66,237

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.85%		0.85%	0.85%	0.88%	0.90%

Before waivers and reimbursements (f)	1.07%		1.06%	1.05%	1.05%	1.04%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.24%		0.83%	0.78%	0.82%	0.75%

Before waivers and reimbursements (f)	1.02%		0.62%	0.58%	0.66%	0.61%

Portfolio turnover rate^	48	%(h)	34%	28%	42%	34%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 25%.

(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.71)% for Class IA, (5.70)% for Class IB and (5.47)% for Class K.

EQ Advisors Trust	Financial Highlights	717

Financial Highlights (cont’d)

EQ/AB Short Duration Government Bond Portfolio

	Class IB					Class K
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.80	$9.82	$9.85	$9.84	$9.89	$9.86	$9.87	$9.90	$9.90	$9.92

Income (loss) from investment operations:

Net investment income (loss) (e)	0.17	0.12	0.04	(0.01)	(0.03)	0.20	0.15	0.06	0.02	— #

Net realized and unrealized gain (loss)	0.09	(0.01)	(0.02)	0.03	(0.02)	0.07	(0.01)	(0.02)	0.01	(0.02)

Total from investment operations	0.26	0.11	0.02	0.02	(0.05)	0.27	0.14	0.04	0.03	(0.02)

Less distributions:

Dividends from net investment income	(0.18)	(0.13)	(0.05)	(0.01)	—	(0.20)	(0.15)	(0.07)	(0.03)	—

Net asset value, end of year	$9.88	$9.80	$9.82	$9.85	$9.84	$9.93	$9.86	$9.87	$9.90	$9.90

Total return	2.63%	1.12%	0.19%	0.20%	(0.51)%	2.76%	1.47%	0.44%	0.35%	(0.20)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$486,821	$515,609	$534,027	$592,703	$662,903	$1,059,567	$887,570	$955,827	$974,617	$977,667

Ratio of expenses to average net assets:

After waivers (f)	0.80%	0.81%	0.82%	0.82%	0.82%	0.55%	0.56%	0.57%	0.57%	0.57%

Before waivers (f)	0.81%	0.81%	0.82%	0.82%	0.82%	0.56%	0.56%	0.57%	0.57%	0.57%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.75%	1.24%	0.38%	(0.05)%	(0.30)%	2.01%	1.49%	0.63%	0.20%	(0.04)%

Before waivers (f)	1.75%	1.24%	0.38%	(0.05)%	(0.30)%	2.01%	1.49%	0.63%	0.20%	(0.04)%

Portfolio turnover rate^	37%	48%	47%	63%	53%	37%	48%	47%	63%	53%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

718	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Core Bond Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.67	$9.84	$9.85	$9.87	$9.97	$9.69	$9.85	$9.87	$9.88	$9.99

Income (loss) from investment operations:

Net investment income (loss) (e)	0.19	0.18	0.16	0.15	0.15	0.19	0.18	0.16	0.15	0.15

Net realized and unrealized gain (loss)	0.41	(0.16)	(0.01)	(0.02)	(0.10)	0.41	(0.15)	(0.02)	(0.01)	(0.11)

Total from investment operations	0.60	0.02	0.15	0.13	0.05	0.60	0.03	0.14	0.14	0.04

Less distributions:

Dividends from net investment income	(0.19)	(0.19)	(0.16)	(0.15)	(0.15)	(0.19)	(0.19)	(0.16)	(0.15)	(0.15)

Net asset value, end of year	$10.08	$9.67	$9.84	$9.85	$9.87	$10.10	$9.69	$9.85	$9.87	$9.88

Total return	6.24%	0.20%	1.50%	1.35%	0.51%	6.23%	0.30%	1.40%	1.45%	0.41%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$58,959	$63,477	$68,684	$74,665	$80,568	$1,872,813	$1,876,715	$2,015,642	$2,010,611	$2,104,528

Ratio of expenses to average net assets (f)	0.67%	0.67%	0.69%	0.70%	0.71%	0.67%	0.67%	0.69%	0.70%	0.71%

Ratio of net investment income (loss) to average net assets (f)	1.88%	1.83%	1.58%	1.50%	1.45%	1.88%	1.83%	1.58%	1.50%	1.46%

Portfolio turnover rate^	29%	36%	28%	25%	23%	29%	36%	28%	25%	23%

EQ Advisors Trust	Financial Highlights	719

Financial Highlights (cont’d)

EQ/Core Bond Index Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.67	$9.83	$9.85	$9.86	$9.97

Income (loss) from investment operations:

Net investment income (loss) (e)	0.21	0.20	0.18	0.18	0.17

Net realized and unrealized gain (loss)	0.42	(0.15)	(0.02)	(0.01)	(0.10)

Total from investment operations	0.63	0.05	0.16	0.17	0.07

Less distributions:

Dividends from net investment income	(0.22)	(0.21)	(0.18)	(0.18)	(0.18)

Net asset value, end of year	$10.08	$9.67	$9.83	$9.85	$9.86

Total return	6.50%	0.55%	1.66%	1.71%	0.66%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$5,801,355	$5,696,650	$6,271,807	$6,200,038	$6,099,108

Ratio of expenses to average net assets (f)	0.42%	0.42%	0.44%	0.45%	0.46%

Ratio of net investment income (loss) to average net assets (f)	2.13%	2.08%	1.83%	1.75%	1.71%

Portfolio turnover rate^	29%	36%	28%	25%	23%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

720	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Franklin Strategic Income Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$10.22		$10.42

Income (loss) from investment operations:

Net investment income (loss) (e)	0.39		0.07

Net realized and unrealized gain (loss)	0.50		(0.20)

Total from investment operations	0.89		(0.13)

Less distributions:

Dividends from net investment income	(0.44)		(0.07)

Distributions from net realized gains	(0.15)		—

Total dividends and distributions	(0.59)		(0.07)

Net asset value, end of period	$10.52		$10.22

Total return (b)	8.75%		(1.22)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$117,337		$111,157

Ratio of expenses to average net assets:

After waivers (a)(f)	0.91	%(j)	0.88	%(j)

Before waivers (a)(f)	1.12%		1.12%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	3.61%		3.69	%(l)

Before waivers (a)(f)	3.39%		3.45	%(l)

Portfolio turnover rate^	108%		22	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.93% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	721

Financial Highlights (cont’d)

EQ/Global Bond PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.85	$9.12	$8.72	$8.85	$9.22	$8.83	$9.10	$8.70	$8.83	$9.20

Income (loss) from investment operations:

Net investment income (loss) (e)	0.17	0.18	0.15	0.14	0.15	0.17	0.18	0.15	0.14	0.15

Net realized and unrealized gain (loss)	0.38	(0.33)	0.25	(0.08)	(0.51)	0.38	(0.33)	0.25	(0.08)	(0.51)

Total from investment operations	0.55	(0.15)	0.40	0.06	(0.36)	0.55	(0.15)	0.40	0.06	(0.36)

Less distributions:

Dividends from net investment income	(0.07)	(0.12)	— #	(0.17)	— #	(0.07)	(0.12)	— #	(0.17)	— #

Distributions from net realized gains	(0.07)	—	—	(0.02)	(0.01)	(0.07)	—	—	(0.02)	(0.01)

Return of capital	—	— #	—	—	—	—	— #	—	—	—

Total dividends and distributions	(0.14)	(0.12)	— #	(0.19)	(0.01)	(0.14)	(0.12)	— #	(0.19)	(0.01)

Net asset value, end of year	$9.26	$8.85	$9.12	$8.72	$8.85	$9.24	$8.83	$9.10	$8.70	$8.83

Total return	6.18%	(1.60)%	4.63%	0.71%	(3.84)%	6.19%	(1.60)%	4.64%	0.70%	(3.85)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$11,412	$12,088	$13,053	$15,114	$15,670	$66,228	$66,598	$71,850	$71,048	$76,454

Ratio of expenses to average net assets:

After waivers (f)	0.95%	0.95%	0.95%	0.98%	1.00%	0.95%	0.95%	0.95%	0.98%	1.00%

Before waivers (f)	1.01%	1.00%	1.00%	1.00%	1.00%	1.01%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.88%	1.97%	1.70%	1.51%	1.63%	1.88%	1.97%	1.70%	1.51%	1.63%

Before waivers (f)	1.82%	1.92%	1.64%	1.49%	1.63%	1.82%	1.92%	1.65%	1.49%	1.63%

Portfolio turnover rate^	82%	45%	44%	44%	71%	82%	45%	44%	44%	71%

722	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Global Bond PLUS Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.91	$9.19	$8.77	$8.90	$9.24

Income (loss) from investment operations:

Net investment income (loss) (e)	0.20	0.20	0.18	0.16	0.17

Net realized and unrealized gain (loss)	0.38	(0.34)	0.24	(0.07)	(0.50)

Total from investment operations	0.58	(0.14)	0.42	0.09	(0.33)

Less distributions:

Dividends from net investment income	(0.09)	(0.14)	— #	(0.20)	— #

Distributions from net realized gains	(0.07)	—	—	(0.02)	(0.01)

Return of capital	—	— #	—	—	—

Total dividends and distributions	(0.16)	(0.14)	— #	(0.22)	(0.01)

Net asset value, end of year	$9.33	$8.91	$9.19	$8.77	$8.90

Total return	6.51%	(1.40)%	4.83%	0.97%	(3.51)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$196,490	$186,968	$210,307	$220,473	$231,834

Ratio of expenses to average net assets:

After waivers (f)	0.70%	0.70%	0.70%	0.73%	0.75%

Before waivers (f)	0.76%	0.75%	0.75%	0.75%	0.75%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.13%	2.22%	1.95%	1.76%	1.87%

Before waivers (f)	2.06%	2.17%	1.90%	1.74%	1.87%

Portfolio turnover rate^	82%	45%	44%	44%	71%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	723

Financial Highlights (cont’d)

EQ/Intermediate Government Bond Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.13	$10.18	$10.23	$10.28	$10.31	$10.07	$10.12	$10.17	$10.22	$10.25

Income (loss) from investment operations:

Net investment income (loss) (e)	0.16	0.13	0.09	0.07	0.06	0.15	0.13	0.09	0.07	0.06

Net realized and unrealized gain (loss)	0.26	(0.05)	(0.04)	(0.03)	(0.02)	0.26	(0.05)	(0.04)	(0.03)	(0.02)

Total from investment operations	0.42	0.08	0.05	0.04	0.04	0.41	0.08	0.05	0.04	0.04

Less distributions:

Dividends from net investment income	(0.16)	(0.13)	(0.09)	(0.07)	(0.06)	(0.16)	(0.13)	(0.09)	(0.07)	(0.06)

Distributions from net realized gains	—	—	(0.01)	(0.02)	(0.01)	—	—	(0.01)	(0.02)	(0.01)

Total dividends and distributions	(0.16)	(0.13)	(0.10)	(0.09)	(0.07)	(0.16)	(0.13)	(0.10)	(0.09)	(0.07)

Net asset value, end of year	$10.39	$10.13	$10.18	$10.23	$10.28	$10.32	$10.07	$10.12	$10.17	$10.22

Total return	4.18%	0.81%	0.42%	0.39%	0.43%	4.11%	0.82%	0.42%	0.39%	0.43%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$88,801	$92,532	$136,657	$147,299	$148,253	$325,835	$330,469	$360,908	$387,701	$399,876

Ratio of expenses to average net assets (f)	0.67%	0.67%	0.69%	0.70%	0.70%	0.67%	0.67%	0.69%	0.70%	0.70%

Ratio of net investment income (loss) to average net assets (f)	1.50%	1.27%	0.85%	0.68%	0.59%	1.50%	1.27%	0.85%	0.68%	0.59%

Portfolio turnover rate^	59%	70%	44%	54%	39%	59%	70%	44%	54%	39%

724	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Intermediate Government Bond Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.13	$10.17	$10.23	$10.28	$10.31

Income (loss) from investment operations:

Net investment income (loss) (e)	0.18	0.15	0.11	0.10	0.09

Net realized and unrealized gain (loss)	0.27	(0.03)	(0.05)	(0.03)	(0.02)

Total from investment operations	0.45	0.12	0.06	0.07	0.07

Less distributions:

Dividends from net investment income	(0.19)	(0.16)	(0.11)	(0.10)	(0.09)

Distributions from net realized gains	—	—	(0.01)	(0.02)	(0.01)

Total dividends and distributions	(0.19)	(0.16)	(0.12)	(0.12)	(0.10)

Net asset value, end of year	$10.39	$10.13	$10.17	$10.23	$10.28

Total return	4.44%	1.16%	0.57%	0.65%	0.69%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$7,052,553	$7,705,387	$7,583,418	$7,589,592	$7,312,497

Ratio of expenses to average net assets (f)	0.42%	0.42%	0.44%	0.45%	0.45%

Ratio of net investment income (loss) to average net assets (f)	1.75%	1.53%	1.10%	0.93%	0.84%

Portfolio turnover rate^	59%	70%	44%	54%	39%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	725

Financial Highlights (cont’d)

EQ/Money Market Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2019	2018	2017		2016		2015	2019	2018	2017		2016		2015

Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.02	0.01	—	#	—	#	—	0.02	0.01	—	#	—	#	—

Net realized and unrealized gain (loss)	— #	— #	—	#	—	#	— #	— #	— #	—	#	—	#	— #

Total from investment operations	0.02	0.01	—	#	—	#	— #	0.02	0.01	—	#	—	#	— #

Less distributions:

Dividends from net investment income	(0.02)	(0.01)	—	#	—	#	—	(0.02)	(0.01)	—	#	—	#	—

Distributions from net realized gains	— #	—	—	#	—	#	— #	— #	—	—	#	—	#	— #

Total dividends and distributions	(0.02)	(0.01)	—	#	—	#	— #	(0.02)	(0.01)	—	#	—	#	— #

Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Total return	1.52%	1.27%	0.40%		0.00	%‡‡	0.00%	1.52%	1.27%	0.40%		0.00	%‡‡	0.00%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$304,525	$294,561	$296,707		$373,961		$379,177	$968,182	$885,669	$890,913		$1,011,864		$826,877

Ratio of expenses to average net assets:

After waivers	0.71%	0.57%	0.46%		0.32%		0.14%	0.71%	0.57%	0.46%		0.32%		0.14%

Before waivers	0.71%	0.71%	0.71%		0.72%		0.71%	0.71%	0.71%	0.71%		0.72%		0.71%

Ratio of net investment income (loss) to average net assets:

After waivers	1.50%	1.26%	0.39%		—	%‡‡	—%	1.50%	1.26%	0.40%		—	%‡‡	—%

Before waivers	1.50%	1.11%	0.14%		(0.40)%		(0.57)%	1.50%	1.11%	0.15%		(0.40)%		(0.57)%

‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
(e)	Net investment income (loss) per share is based on average shares outstanding.

726	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/PIMCO Global Real Return Portfolio

	Class IB					Class K
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.47	$9.84	$9.69	$9.26	$9.67	$9.51	$9.89	$9.71	$9.28	$9.67

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.01)	0.08	0.12	0.09	0.04	0.02	0.10	0.14	0.12	0.05

Net realized and unrealized gain (loss)	0.78	(0.21)	0.16	0.85	(0.27)	0.79	(0.21)	0.17	0.85	(0.26)

Total from investment operations	0.77	(0.13)	0.28	0.94	(0.23)	0.81	(0.11)	0.31	0.97	(0.21)

Less distributions:

Dividends from net investment income	(0.35)	(0.24)	(0.10)	(0.49)	(0.13)	(0.38)	(0.27)	(0.10)	(0.52)	(0.13)

Distributions from net realized gains	(0.01)	—	—	(0.02)	(0.05)	(0.01)	—	—	(0.02)	(0.05)

Return of capital	—	—	(0.03)	—	—	—	—	(0.03)	—	—

Total dividends and distributions	(0.36)	(0.24)	(0.13)	(0.51)	(0.18)	(0.39)	(0.27)	(0.13)	(0.54)	(0.18)

Net asset value, end of year	$9.88	$9.47	$9.84	$9.69	$9.26	$9.93	$9.51	$9.89	$9.71	$9.28

Total return	8.12%	(1.32)%	2.86%	10.35%	(2.36)%	8.46%	(1.17)%	3.16%	10.63%	(2.15)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$75,148	$63,475	$56,357	$38,725	$25,420	$31,471	$28,342	$28,568	$31,346	$28,098

Ratio of expenses to average net assets:

After waivers and reimbursements (f)(g)	1.75%	1.54%	1.29%	1.31%	1.12%	1.50%	1.29%	1.04%	1.05%	0.87%

Before waivers and reimbursements (f)(g)	1.93%	1.64%	1.52%	1.49%	1.36%	1.68%	1.39%	1.26%	1.22%	1.11%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	(0.10)%	0.81%	1.21%	0.92%	0.42%	0.16%	1.05%	1.45%	1.17%	0.48%

Before waivers and reimbursements (f)	(0.29)%	0.72%	0.98%	0.74%	0.18%	(0.02)%	0.95%	1.23%	0.99%	0.23%

Portfolio turnover rate^	181%	66%	127%	108%	66%	181%	66%	127%	108%	66%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)

Includes interest expense of 0.75%, 0.54%, 0.29% and 0.12% for the years ended 2019, 2018, 2017 and 2015 respectively for each class. For the year ended 2016, includes interest expense of 0.31% and 0.30% for Class IB and Class K, respectively.

EQ Advisors Trust	Financial Highlights	727

Financial Highlights (cont’d)

EQ/PIMCO Real Return Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$11.83		$11.87

Income (loss) from investment operations:

Net investment income (loss) (e)	0.13		0.03

Net realized and unrealized gain (loss)	0.87		—	#

Total from investment operations	1.00		0.03

Less distributions:

Dividends from net investment income	(0.25)		(0.05)

Distributions from net realized gains	(0.14)		(0.02)

Total dividends and distributions	(0.39)		(0.07)

Net asset value, end of period	$12.44		$11.83

Total return (b)	8.42%		0.30%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$80,323		$86,212

Ratio of expenses to average net assets:

After waivers (a)(f)	1.45	%**(j)	1.38	%**(k)

Before waivers (a)(f)	1.81	%**	1.68	%**

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	1.09%		1.47	%(l)

Before waivers (a)(f)	0.72%		1.17	%(l)

Portfolio turnover rate^	224%		25	%(z)

*	Commencement of Operations.
**	Includes Interest Expense of 0.63% and Interest and Tax Expense of 0.70%, for the periods ended December 31, 2018 and 2019, respectively.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.45% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.38% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

728	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/PIMCO Total Return Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$10.57		$10.51

Income (loss) from investment operations:

Net investment income (loss) (e)	0.29		0.05

Net realized and unrealized gain (loss)	0.63		0.12

Total from investment operations	0.92		0.17

Less distributions:

Dividends from net investment income	(0.22)		(0.07)

Distributions from net realized gains	(0.27)		(0.04)

Total dividends and distributions	(0.49)		(0.11)

Net asset value, end of period	$11.00		$10.57

Total return (b)	8.68%		1.62%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$293,239		$252,833

Ratio of expenses to average net assets:

After waivers (a)(f)	1.30	%**(j)	1.39	%**(k)

Before waivers (a)(f)	1.51	%**	1.60	%**

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	2.62%		2.68	%(l)

Before waivers (a)(f)	2.41%		2.47	%(l)

Portfolio turnover rate^	430%		122	%(z)

*	Commencement of Operations.
**	Includes Interest Expense of 0.64% and Interest and Tax Expense of 0.55%, for the periods ended December 31, 2018 and 2019, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.30% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.39% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	729

Financial Highlights (cont’d)

EQ/PIMCO Ultra Short Bond Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2019	2018	2017	2016	2015		2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.82	$9.93	$9.87	$9.77	$9.85		$9.84	$9.94	$9.88	$9.79	$9.86

Income (loss) from investment operations:

Net investment income (loss) (e)	0.22	0.19	0.12	0.07	0.04		0.22	0.19	0.12	0.08	0.04

Net realized and unrealized gain (loss)	0.04	(0.10)	0.07	0.13	(0.07)		0.03	(0.09)	0.07	0.11	(0.06)

Total from investment operations	0.26	0.09	0.19	0.20	(0.03)		0.25	0.10	0.19	0.19	(0.02)

Less distributions:

Dividends from net investment income	(0.23)	(0.20)	(0.13)	(0.10)	(0.05)		(0.23)	(0.20)	(0.13)	(0.10)	(0.05)

Net asset value, end of year	$9.85	$9.82	$9.93	$9.87	$9.77		$9.86	$9.84	$9.94	$9.88	$9.79

Total return	2.63%	0.88%	1.90%	2.05%	(0.33)%		2.52%	0.98%	1.90%	1.95%	(0.23)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$50,808	$43,413	$40,725	$43,821	$43,565		$126,849	$129,330	$123,839	$124,562	$129,652

Ratio of expenses to average net assets:

After waivers (f)	1.05%**	0.86%**	0.86%**	0.89%**	0.86	%**	1.05%**	0.86%**	0.86%**	0.89%**	0.86	%**

Before waivers (f)	1.12%**	0.88%**	0.87%**	0.91%**	0.86	%**	1.12%**	0.88%**	0.87%**	0.91%**	0.86	%**

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.19%	1.87%	1.18%	0.76%	0.42	%(aa)	2.18%	1.87%	1.18%	0.76%	0.42	%(aa)

Before waivers (f)	2.12%	1.85%	1.17%	0.75%	0.42	%(aa)	2.12%	1.85%	1.17%	0.75%	0.42	%(aa)

Portfolio turnover rate^	252%	77%	73%	115%	119%		252%	77%	73%	115%	119%

730	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/PIMCO Ultra Short Bond Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.82	$9.93	$9.87	$9.77	$9.85

Income (loss) from investment operations:

Net investment income (loss) (e)	0.24	0.21	0.14	0.10	0.07

Net realized and unrealized gain (loss)	0.04	(0.10)	0.07	0.13	(0.08)

Total from investment operations	0.28	0.11	0.21	0.23	(0.01)

Less distributions:

Dividends from net investment income	(0.25)	(0.22)	(0.15)	(0.13)	(0.07)

Net asset value, end of year	$9.85	$9.82	$9.93	$9.87	$9.77

Total return	2.89%	1.14%	2.15%	2.31%	(0.08)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,174,686	$1,193,758	$1,233,099	$1,206,521	$1,435,249

Ratio of expenses to average net assets:

After waivers (f)	0.80%**	0.61%**	0.61%**	0.64%**	0.61	%**

Before waivers (f)	0.87%**	0.63%**	0.62%**	0.66%**	0.61	%**

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.44%	2.11%	1.43%	1.01%	0.67	%(aa)

Before waivers (f)	2.37%	2.09%	1.42%	0.99%	0.66	%(aa)

Portfolio turnover rate^	252%	77%	73%	115%	119%

**	Includes Interest Expense of 0.01%, 0.04%, 0.01%, 0.01% and 0.25% for the years ended December 31, 2015, 2016, 2017, 2018 and 2019, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)

Includes income resulting from litigation payment. Without this income, the ratios would have been 0.33% after waivers and 0.33% before waivers for Class IA and Class IB and 0.58% after waivers and 0.57% before waivers for Class K.

EQ Advisors Trust	Financial Highlights	731

Financial Highlights (cont’d)

EQ/Quality Bond PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.34	$8.48	$8.46	$8.47	$8.54	$8.31	$8.44	$8.43	$8.43	$8.51

Income (loss) from investment operations:

Net investment income (loss) (e)	0.15	0.13	0.09	0.09	0.07	0.15	0.13	0.09	0.09	0.07

Net realized and unrealized gain (loss)	0.32	(0.12)	0.03	— #	(0.05)	0.32	(0.11)	0.02	0.01	(0.06)

Total from investment operations	0.47	0.01	0.12	0.09	0.02	0.47	0.02	0.11	0.10	0.01

Less distributions:

Dividends from net investment income	(0.14)	(0.15)	(0.10)	(0.10)	(0.09)	(0.14)	(0.15)	(0.10)	(0.10)	(0.09)

Net asset value, end of year	$8.67	$8.34	$8.48	$8.46	$8.47	$8.64	$8.31	$8.44	$8.43	$8.43

Total return	5.60%	0.08%	1.45%	1.09%	0.28%	5.62%	0.20%	1.34%	1.20%	0.16%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$182,842	$180,841	$208,996	$143,640	$152,879	$907,886	$958,785	$1,062,882	$1,137,174	$1,269,949

Ratio of expenses to average net assets (f)	0.83%	0.84%	0.80%	0.81%	0.81%	0.83%	0.84%	0.80%	0.81%	0.81%

Ratio of net investment income (loss) to average net assets (f)	1.76%	1.58%	1.11%	1.04%	0.87%	1.76%	1.58%	1.11%	1.04%	0.87%

Portfolio turnover rate^	181%	204%	184%	129%	120%	181%	204%	184%	129%	120%

732	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Quality Bond PLUS Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.34	$8.47	$8.46	$8.46	$8.54

Income (loss) from investment operations:

Net investment income (loss) (e)	0.17	0.15	0.12	0.11	0.10

Net realized and unrealized gain (loss)	0.32	(0.11)	0.01	0.01	(0.06)

Total from investment operations	0.49	0.04	0.13	0.12	0.04

Less distributions:

Dividends from net investment income	(0.16)	(0.17)	(0.12)	(0.12)	(0.12)

Net asset value, end of year	$8.67	$8.34	$8.47	$8.46	$8.46

Total return	5.86%	0.45%	1.59%	1.46%	0.42%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$509,918	$384,658	$412,848	$328,949	$307,098

Ratio of expenses to average net assets (f)	0.58%	0.59%	0.55%	0.56%	0.55%

Ratio of net investment income (loss) to average net assets (f)	2.01%	1.83%	1.36%	1.30%	1.15%

Portfolio turnover rate^	181%	204%	184%	129%	120%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	733

Financial Highlights (cont’d)

Multimanager Core Bond Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.56	$9.86	$9.78	$9.74	$9.91	$9.58	$9.88	$9.80	$9.76	$9.94

Income (loss) from investment operations:

Net investment income (loss) (e)	0.23	0.22	0.18	0.18	0.16	0.23	0.22	0.18	0.19	0.16

Net realized and unrealized gain (loss)	0.46	(0.26)	0.11	0.08	(0.14)	0.47	(0.26)	0.11	0.07	(0.15)

Total from investment operations	0.69	(0.04)	0.29	0.26	0.02	0.70	(0.04)	0.29	0.26	0.01

Less distributions:

Dividends from net investment income	(0.21)	(0.26)	(0.21)	(0.21)	(0.19)	(0.21)	(0.26)	(0.21)	(0.21)	(0.19)

Distributions from net realized gains	(0.08)	—	—	(0.01)	—	(0.08)	—	—	(0.01)	—

Total dividends and distributions	(0.29)	(0.26)	(0.21)	(0.22)	(0.19)	(0.29)	(0.26)	(0.21)	(0.22)	(0.19)

Net asset value, end of year	$9.96	$9.56	$9.86	$9.78	$9.74	$9.99	$9.58	$9.88	$9.80	$9.76

Total return	7.33%	(0.37)%	2.95%	2.64%	0.21%	7.42%	(0.37)%	2.94%	2.63%	0.11%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$27,944	$28,429	$29,623	$33,551	$34,482	$269,676	$253,339	$281,820	$279,239	$288,464

Ratio of expenses to average net assets:

After waivers (f)	0.93%**	0.96%**	0.90%	0.94%	0.96%	0.93%**	0.96%**	0.90%	0.94%	0.96%

Before waivers (f)	1.03%**	1.06%**	1.00%	1.00%	0.97%	1.03%**	1.06%**	1.00%	1.00%	0.97%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.35%	2.30%	1.85%	1.86%	1.59%	2.35%	2.30%	1.84%	1.86%	1.59%

Before waivers (f)	2.24%	2.20%	1.74%	1.80%	1.58%	2.24%	2.20%	1.74%	1.80%	1.58%

Portfolio turnover rate^	314%	312%	359%	298%	379%	314%	312%	359%	298%	379%

734	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

Multimanager Core Bond Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.56	$9.86	$9.78	$9.74	$9.91

Income (loss) from investment operations:

Net investment income (loss) (e)	0.26	0.24	0.21	0.21	0.18

Net realized and unrealized gain (loss)	0.47	(0.26)	0.10	0.07	(0.14)

Total from investment operations	0.73	(0.02)	0.31	0.28	0.04

Less distributions:

Dividends from net investment income	(0.24)	(0.28)	(0.23)	(0.23)	(0.21)

Distributions from net realized gains	(0.08)	—	—	(0.01)	—

Total dividends and distributions	(0.32)	(0.28)	(0.23)	(0.24)	(0.21)

Net asset value, end of year	$9.97	$9.56	$9.86	$9.78	$9.74

Total return	7.71%	(0.12)%	3.20%	2.89%	0.44%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$608,354	$423,776	$458,937	$398,084	$363,652

Ratio of expenses to average net assets:

After waivers (f)	0.68%**	0.71%**	0.65%	0.69%	0.71%

Before waivers (f)	0.78%**	0.81%**	0.75%	0.75%	0.72%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.59%	2.55%	2.09%	2.11%	1.84%

Before waivers (f)	2.48%	2.45%	1.99%	2.05%	1.83%

Portfolio turnover rate^	314%	312%	359%	298%	379%

**	Includes Interest Expense of 0.06% and 0.03% for the years ended December 31, 2018 and 2019, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	735

Financial Highlights (cont’d)

EQ/Invesco Global Real Estate Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$14.96		$15.23

Income (loss) from investment operations:

Net investment income (loss) (e)	0.34		0.07

Net realized and unrealized gain (loss)	2.98		(0.25)

Total from investment operations	3.32		(0.18)

Less distributions:

Dividends from net investment income	(0.74)		(0.09)

Distributions from net realized gains	(0.80)		—

Total dividends and distributions	(1.54)		(0.09)

Net asset value, end of period	$16.74		$14.96

Total return (b)	22.53%		(1.24)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$229,987		$196,349

Ratio of expenses to average net assets:

After waivers (a)(f)	1.21	%(j)	1.28	%**(k)

Before waivers (a)(f)	1.21%		1.28%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	2.00%		2.23	%(l)

Before waivers (a)(f)	2.00%		2.23	%(l)

Portfolio turnover rate^	58%		8	%(z)

*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.21% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.28% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

736	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/MFS Technology Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$16.46		$18.36

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.13)		(0.02)

Net realized and unrealized gain (loss)	6.03		(1.88)

Total from investment operations	5.90		(1.90)

Net asset value, end of period	$22.36		$16.46

Total return (b)	35.84%		(10.35)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$268,121		$188,253

Ratio of expenses to average net assets:

After waivers (a)(f)	1.14	%(j)	1.14	%(j)

Before waivers (a)(f)	1.16%		1.21%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	(0.67)%		(0.49	)%(l)

Before waivers (a)(f)	(0.69)%		(0.56	)%(l)

Portfolio turnover rate^	29%		5	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	737

Financial Highlights (cont’d)

EQ/MFS Technology II Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$25.60		$28.96

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.14)		(0.01)

Net realized and unrealized gain (loss)	12.07		(3.35)

Total from investment operations	11.93		(3.36)

Less distributions:

Dividends from net investment income	—	#	—

Distributions from net realized gains	(0.75)		—

Total dividends and distributions	(0.75)		—

Net asset value, end of period	$36.78		$25.60

Total return (b)	46.68%		(11.60)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$177,654		$125,681

Ratio of expenses to average net assets:

After waivers (a)(f)	1.15	%(j)	1.15	%(j)

Before waivers (a)(f)	1.28%		1.35%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	(0.44)%		(0.14	)%(l)

Before waivers (a)(f)	(0.58)%		(0.34	)%(l)

Portfolio turnover rate^	117	%(h)	2	%(z)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 37%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

738	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/MFS Utilities Series Portfolio

	Class IB				Class K
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018		Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$28.70		$29.84		$29.20		$30.36

Income (loss) from investment operations:

Net investment income (loss) (e)	0.66		0.12		0.75		0.14

Net realized and unrealized gain (loss)	6.40		(1.11)		6.52		(1.14)

Total from investment operations	7.06		(0.99)		7.27		(1.00)

Less distributions:

Dividends from net investment income	(0.81)		(0.15)		(0.89)		(0.16)

Distributions from net realized gains	(0.20)		—		(0.20)		—

Total dividends and distributions	(1.01)		(0.15)		(1.09)		(0.16)

Net asset value, end of period	$34.75		$28.70		$35.38		$29.20

Total return (b)	24.69%		(3.35)%		25.01%		(3.31)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$206,297		$169,124		$53		$43

Ratio of expenses to average net assets:

After waivers (a)(f)	1.05	%(j)	1.05	%(j)	0.80	%(j)	0.80	%(j)

Before waivers (a)(f)	1.18%		1.19%		0.93%		0.94%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	1.99%		2.11	%(l)	2.24%		2.36	%(l)

Before waivers (a)(f)	1.86%		1.97	%(l)	2.11%		2.23	%(l)

Portfolio turnover rate^	30%		10	%(z)	30%		10	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.05% for Class IB and 0.80% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	739

Financial Highlights (cont’d)

EQ/T.Rowe Price Health Sciences Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$40.98		$45.62

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.18)		(0.04)

Net realized and unrealized gain (loss)	11.78		(4.60)

Total from investment operations	11.60		(4.64)

Net asset value, end of period	$52.58		$40.98

Total return (b)	28.31%		(10.17)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$186,093		$158,054

Ratio of expenses to average net assets:

After waivers (a)(f)	1.20	%(j)	1.20	%(j)

Before waivers (a)(f)	1.39%		1.44%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	(0.39)%		(0.43	)%(l)

Before waivers (a)(f)	(0.58)%		(0.68	)%(l)

Portfolio turnover rate^	40%		8	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

740	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Wellington Energy Portfolio

	Class IB
	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018

Net asset value, beginning of period	$3.86		$5.72

Income (loss) from investment operations:

Net investment income (loss) (e)	0.02		—	#

Net realized and unrealized gain (loss)	0.02		(1.86)

Total from investment operations	0.04		(1.86)

Less distributions:

Dividends from net investment income	(0.02)		—	#

Return of capital	(0.02)		—

Total dividends and distributions	(0.04)		—	#

Net asset value, end of period	$3.86		$3.86

Total return (b)	1.04%		(32.44)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$77,209		$72,376

Ratio of expenses to average net assets:

After waivers (a)(f)	1.19	%(j)	1.19	%(j)

Before waivers (a)(f)	1.35%		1.36%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	0.40%		0.45	%(l)

Before waivers (a)(f)	0.24%		0.28	%(l)

Portfolio turnover rate^	69	%(h)	5	%(z)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 17%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.19% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	741

Financial Highlights (cont’d)

Multimanager Technology Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$24.48	$26.79	$20.83	$20.09	$20.35	$23.58	$25.92	$20.21	$19.51	$19.81

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.10)	(0.11)	(0.07)	— #	(0.05)	(0.09)	(0.11)	(0.06)	— #	(0.05)

Net realized and unrealized gain (loss)	9.26	0.98	8.19	1.80	1.29	8.92	0.95	7.93	1.76	1.25

Total from investment operations	9.16	0.87	8.12	1.80	1.24	8.83	0.84	7.87	1.76	1.20

Less distributions:

Dividends from net investment income	— #	—	— #	— #	—	— #	—	— #	— #	—

Distributions from net realized gains	(2.78)	(3.18)	(2.16)	(1.06)	(1.50)	(2.78)	(3.18)	(2.16)	(1.06)	(1.50)

Total dividends and distributions	(2.78)	(3.18)	(2.16)	(1.06)	(1.50)	(2.78)	(3.18)	(2.16)	(1.06)	(1.50)

Net asset value, end of year	$30.86	$24.48	$26.79	$20.83	$20.09	$29.63	$23.58	$25.92	$20.21	$19.51

Total return	37.84%	2.34%	39.12%	8.96%	6.29%	37.88%	2.30%	39.09%	8.97%	6.26%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$28,567	$23,255	$22,066	$17,010	$16,132	$1,228,141	$975,006	$1,019,644	$778,933	$786,566

Ratio of expenses to average net assets:

After waivers (f)	1.20%	1.24%	1.25%	1.25%	1.28%	1.20%	1.24%	1.25%	1.25%	1.28%

Before waivers (f)	1.34%	1.35%	1.36%	1.37%	1.35%	1.34%	1.35%	1.36%	1.37%	1.35%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	(0.32)%	(0.36)%	(0.26)%	0.02%	(0.23)%	(0.32)%	(0.37)%	(0.25)%	0.02%	(0.23)%

Before waivers (f)	(0.46)%	(0.48)%	(0.36)%	(0.10)%	(0.30)%	(0.46)%	(0.48)%	(0.36)%	(0.10)%	(0.30)%

Portfolio turnover rate^	52%	52%	51%	64%	67%	52%	52%	51%	64%	67%

742	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

Multimanager Technology Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$24.97	$27.28	$21.13	$20.36	$20.55

Income (loss) from investment operations:

Net investment income (loss) (e)	(0.02)	(0.04)	— #	0.06	— #

Net realized and unrealized gain (loss)	9.46	0.99	8.31	1.83	1.31

Total from investment operations	9.44	0.95	8.31	1.89	1.31

Less distributions:

Dividends from net investment income	(0.08)	(0.08)	— #	(0.06)	—

Distributions from net realized gains	(2.78)	(3.18)	(2.16)	(1.06)	(1.50)

Total dividends and distributions	(2.86)	(3.26)	(2.16)	(1.12)	(1.50)

Net asset value, end of year	$31.55	$24.97	$27.28	$21.13	$20.36

Total return	38.19%	2.55%	39.47%	9.21%	6.57%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$21,835	$15,384	$12,735	$5,960	$5,468

Ratio of expenses to average net assets:

After waivers (f)	0.95%	0.99%	1.00%	1.00%	1.03%

Before waivers (f)	1.09%	1.10%	1.10%	1.12%	1.10%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	(0.07)%	(0.12)%	(0.02)%	0.28%	0.02%

Before waivers (f)	(0.21)%	(0.23)%	(0.12)%	0.16%	(0.05)%

Portfolio turnover rate^	52%	52%	51%	64%	67%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	743

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.equitable-funds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI, which is available on the Portfolios’ website.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2020 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2020

This Prospectus describes seventeen (17) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA, Class IB and Class K shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Portfolios

1290 VT Equity Income Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT Low Volatility Global Equity Portfolio†

1290 VT Micro Cap Portfolio†

1290 VT Small Cap Value Portfolio†

1290 VT SmartBeta Equity Portfolio†

1290 VT Socially Responsible Portfolio

Fixed Income Portfolios

1290 VT DoubleLine Opportunistic Bond Portfolio†

1290 VT High Yield Bond Portfolio†

Allocation Portfolios

1290 VT DoubleLine Dynamic Allocation Portfolio†

1290 VT Moderate Growth Allocation Portfolio†

Specialty/Sector Portfolios

1290 VT Convertible Securities Portfolio†

1290 VT Energy Portfolio†

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT Multi-Alternative Strategies Portfolio†

1290 VT Natural Resources Portfolio†

1290 VT Real Estate Portfolio†

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolios’ annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your variable life insurance contract and/or variable annuity certificate or contract (“contract”), from your financial intermediary, or from the Portfolios. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a contractholder, you may elect to receive the Portfolios’ shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolios’ shareholder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com.

You may elect to receive all future shareholder reports in paper free of charge. If you are a contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolios that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your contract (if you are a contractholder) or all Portfolios held with the fund complex (for other shareholders).

*

Not all of these Portfolios may be available as an investment in your variable life or annuity product. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of EQ Advisors Trust and EQ Premier VIP Trust and may not be available directly as an investment under your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

†	The Trust offers only Class IB and Class K shares of this Portfolio.

The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(777795)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

1. About the Investment Portfolios

1290 VT Equity Income Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks a combination of growth and income to achieve an above-average and consistent total return.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Equity Income Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.13%	1.13%	0.88%
Fee Waiver and/or Expense Reimbursement†	(0.18)%	(0.18)%	(0.18)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.95%	0.70%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.95% for Class IA and IB shares and 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$97	$341	$605	$1,359
Class IB Shares	$97	$341	$605	$1,359
Class K Shares	$72	$263	$470	$1,068

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large- and mid-capitalization companies. Large- and mid-capitalization companies mean those companies with market capitalizations within the range of the Russell 1000® Value Index (market capitalization range of approximately $788.1 million - $558.2 billion as of December 31, 2019).

The Portfolio invests primarily in common stocks, but it may also invest in other equity securities that the Sub-Adviser believes provide opportunities for capital growth and

EQ Advisors Trust	About the investment portfolios	3

income. The Portfolio may invest up to 20% of its assets in foreign securities, including securities of issuers located in developed and developing economies.

The Sub-Adviser generally considers stocks for the Portfolio that not only currently pay a dividend, but also have a consistent history of paying cash dividends. The Sub-Adviser also generally seeks stocks that have long established histories of dividend increases in an effort to ensure that the growth of the dividend stream of the Portfolio’s holdings will be greater than that of the market as a whole. The Sub-Adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, using fundamental analysis. The Sub-Adviser seeks to identify companies that are undervalued and temporarily out-of-favor for reasons it can identify and understand.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Dividend Risk: There is no guarantee that the companies in which the Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and

4	About the investment portfolios	EQ Advisors Trust

evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Class IA shares did not pay 12b-1 fees prior to January 1, 2012. Past performance is not an indication of future performance.

Performance information for periods prior to January 26, 2018, is that of the Portfolio when it engaged a different Sub-Adviser and had different investment policies and strategies.

EQ Advisors Trust	About the investment portfolios	5

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

12.65% (2012 1st Quarter)	–15.26% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
1290 VT Equity Income Portfolio – Class IA Shares	24.30%	7.13%	10.68%
1290 VT Equity Income Portfolio – Class IB Shares	24.10%	7.12%	10.59%
1290 VT Equity Income Portfolio – Class K Shares (Inception Date: August 26, 2011)	24.59%	7.40%	12.36%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.80%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Lewis Ropp	Portfolio Manager of Barrow Hanley	January 2018
Brian Quinn, CFA®	Portfolio Manager of Barrow Hanley	January 2018
Brad Kinkelaar	Portfolio Manager of Barrow Hanley	September 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

6	About the investment portfolios	EQ Advisors Trust

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	7

1290 VT GAMCO Small Company Value Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to maximize capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT GAMCO Small Company Value Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee*	0.69%	0.69%	0.69%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.06%	1.06%	0.81%
*	Management Fee has been restated to reflect the current fee.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$108	$337	$585	$1,294
Class IB Shares	$108	$337	$585	$1,294
Class K Shares	$83	$259	$450	$1,002

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 2% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. For this Portfolio, small capitalization companies are companies with market capitalizations of $2.0 billion or less at the time of investment.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Sub-Adviser believes provide opportunities for capital growth, such as preferred stocks and warrants. The Portfolio also may invest in foreign securities.

The Sub-Adviser utilizes a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios. In choosing investments, the Sub-Adviser utilizes a process of fundamental analysis that involves researching and evaluating individual companies for potential investment by the Portfolio. The Sub-Adviser uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” or what an informed investor would pay for the company. This approach will often lead the Portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The Sub-Adviser may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals, or to invest in a company believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

8	About the investment portfolios	EQ Advisors Trust

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Small-Cap Company Risk: Small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its

EQ Advisors Trust	About the investment portfolios	9

securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Class IA shares did not pay 12b-1 fees prior to January 1, 2012. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

16.24% (2010 4th Quarter)	–20.22% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
1290 VT GAMCO Small Company Value Portfolio – Class IA Shares	23.35%	7.04%	11.82%
1290 VT GAMCO Small Company Value Portfolio – Class IB Shares	23.35%	7.04%	11.76%
1290 VT GAMCO Small Company Value Portfolio – Class K Shares (Inception Date: August 26, 2011)	23.65%	7.31%	12.39%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	10.56%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

10	About the investment portfolios	EQ Advisors Trust

Sub-Adviser: GAMCO Asset Management, Inc. (“GAMCO” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of the Value Portfolios of GAMCO	June 1996

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	11

1290 VT Low Volatility Global Equity Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Low Volatility Global Equity Portfolio	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.84%	0.85%
Acquired Fund Fees and Expenses	0.22%	0.22%
Total Annual Portfolio Operating Expenses	1.81%	1.57%
Fee Waiver and/or Expense Reimbursement†	(0.91)%	(0.92)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.65%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.90% for Class IB shares and 0.65% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$92	$481	$895	$2,052
Class K Shares	$66	$405	$768	$1,789

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio will invest in equity securities through investments in exchange-traded securities of other investment companies and investment vehicles (“exchange-traded funds” or “ETFs”). The Portfolio invests primarily in ETFs that, in turn, invest substantially all of their assets in equity securities that are believed to have lower absolute volatility than the markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets. The Portfolio may invest in ETFs that invest in securities of companies of any size in developed and emerging markets throughout the world. Under normal market conditions, the Portfolio expects to invest in ETFs such that no less than approximately 40% (or 30%, if market conditions are not deemed favorable by the Portfolio’s management) of the Portfolio’s net assets will be indirectly invested in foreign securities. Under normal market conditions, the Portfolio will allocate its assets among at least three countries (one of which may be the United States). The

12	About the investment portfolios	EQ Advisors Trust

Portfolio invests its assets in ETFs in accordance with weightings determined by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), the Portfolio’s investment manager.

ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. ETFs may also be actively managed. The ETFs in which the Portfolio may invest are referred to herein as the “Underlying ETFs”.

The Adviser uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Portfolio. The first stage involves a strategic asset allocation that is intended to achieve a desired risk/return profile for the Portfolio, while providing broad exposure to U.S. and foreign securities. In this stage, the Adviser decides what portion of the Portfolio’s assets should be invested in various geographic regions and market capitalization segments based on an evaluation of the potential return characteristics and risks of the particular asset classes in which the Portfolio may invest. Currently, the Portfolio intends to invest (through ETFs) approximately 50% of its assets in U.S. securities. Among U.S. securities, the Portfolio intends to maintain approximately 30% exposure to large-cap issuers and 20% to mid- and small-cap issuers. The Portfolio intends to invest (through ETFs) the remaining 50% of its assets in foreign securities, including maintaining approximately 15% exposure to securities of companies in emerging market countries. These percentages can deviate by up to 15% of the Portfolio’s assets. The Adviser may adjust these strategic asset allocations from time to time.

The second stage of this process involves the selection of Underlying ETFs within each of the geographic regions and market capitalization segments identified as a result of the first stage of the investment process. The Adviser seeks to select a combination of Underlying ETFs that together provide the targeted geographic and market capitalization exposure for the Portfolio. In selecting the Underlying ETFs, the Adviser also seeks to construct a diversified portfolio of ETFs that provides exposure to various methodologies used to reduce volatility. Individual ETF weights are based on a variety of factors, including the Underlying ETF’s exposure to the desired geographic region or market cap segment, investment objective(s), total return, portfolio holdings, volatility, expenses and liquidity.

For purposes of complying with the Portfolio’s investment policies, the Adviser will identify Underlying ETFs in which to invest by reference to such Underlying ETFs’ investment policies at the time of investment. An Underlying ETF that changes its investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the policy. The Adviser may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

In this section, the term “Portfolio” may include the Portfolio, an underlying ETF, or both.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between

EQ Advisors Trust	About the investment portfolios	13

the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Volatility Risk: The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Portfolio may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Portfolio’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Risks Related to Investments in Underlying ETFs: The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: Mid-cap, small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap and micro-cap companies than for mid-cap companies.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new

14	About the investment portfolios	EQ Advisors Trust

competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

10.03% (2019 1st Quarter)	–7.10% (2018 4th Quarter)

EQ Advisors Trust	About the investment portfolios	15

Average Annual Total Returns

	One Year	Five Years	Since Inception
1290 VT Low Volatility Global Equity Portfolio — Class IB Shares (Inception Date: October 28, 2013)	19.98%	8.20%	7.98%
1290 VT Low Volatility Global Equity Portfolio — Class K Shares (Inception Date: October 28, 2013)	20.26%	8.47%	8.25%
MSCI ACWI Minimum Volatility Index (reflects no deduction for fees, expenses, or taxes)	21.05%	9.18%	9.20%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	26.60%	8.41%	7.94%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	October 2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2017
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

16	About the investment portfolios	EQ Advisors Trust

1290 VT Micro Cap Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Micro Cap Portfolio	Class IB Shares	Class K Shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.26%	0.25%
Total Annual Portfolio Operating Expenses	1.36%	1.10%
Fee Waiver and/or Expense Reimbursement†	(0.21)%	(0.20)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$117	$410	$725	$1,617
Class K Shares	$92	$330	$587	$1,322

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of micro-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, micro-cap companies are those companies with market capitalizations that are either under $1 billion or are within the range of companies in the Russell Microcap® Index (“Russell Microcap”) at the time of purchase (as of December 31, 2019, the market capitalization of the companies in the Russell Microcap was between $6.6 million and $3.7 billion). The size of companies in the Russell Microcap changes with changes in market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest in U.S. and foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the

EQ Advisors Trust	About the investment portfolios	17

Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

The Active Allocated Portion invests primarily in equity securities of micro-cap companies that the Sub-Adviser believes have the potential for more rapid growth than the overall economy. Equity securities may include any interests that represent equity ownership in a company, such as common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, other instruments convertible or exercisable into the foregoing, and other investments with similar economic characteristics. The Sub-Adviser to the Active Allocated Portion evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management, and seeks to invest its portion of the Portfolio’s assets in companies that generally exhibit faster-than-average gains in earnings and that the portfolio management team expects to continue profit growth at a high level. Although the Sub-Adviser seeks to diversify the Active Allocated Portion across many industries and sectors, its assets may, from time to time, be overweighted or underweighted to certain industries and sectors relative to its benchmark index. Securities of foreign companies, including emerging market companies, may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depository Receipts (“ADRs”) and other similar depositary receipts. The Sub-Adviser to the Active Allocated Portion may sell a security when it believes the security is less likely to benefit from the current market and economic environment or shows signs of deteriorating fundamentals, among other reasons.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell Microcap with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Small-Cap and Micro-Cap Company Risk: Small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities. In general, these risks are greater for micro-cap companies than for small-cap companies.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

18	About the investment portfolios	EQ Advisors Trust

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

EQ Advisors Trust	About the investment portfolios	19

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Class IB shares were not operational for the period from April 14, 2015 through April 30, 2015. The returns of Class IB were calculated assuming the shares were in operation for the entire period. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

18.17% (2019 1st Quarter)	–22.61% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
1290 VT Micro Cap Portfolio – Class IB Shares (Inception Date: April 21, 2014)	29.32%	10.06%	10.17%
1290 VT Micro Cap Portfolio – Class K Shares (Inception Date: April 21, 2014)	29.67%	10.27%	10.37%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	22.43%	6.57%	6.70%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	April 2014

Sub-Adviser: Lord, Abbett & Co. LLC (“Lord Abbett” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
F. Thomas O’Halloran, J.D., CFA®	Partner and Portfolio Manager of Lord Abbett	April 2014
Matthew R. DeCicco, CFA®	Managing Director and Portfolio Manager of Lord Abbett	March 2015
Vernon T. Bice, CMT	Portfolio Manager of Lord Abbett	May 2019

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	April 2014
Rachel M. Aguirre	Managing Director of BlackRock	April 2016
Amy Whitelaw	Managing Director of BlackRock	May 2019

20	About the investment portfolios	EQ Advisors Trust

Name	Title	Date Began Managing the Portfolio
Jennifer Hsui, CFA®	Managing Director of BlackRock	May 2019
Suzanne Henige, CFA®	Director of BlackRock	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	21

1290 VT Small Cap Value Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Small Cap Value Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.20%	0.20%
Total Annual Portfolio Operating Expenses	1.25%	1.00%
Fee Waiver and/or Expense Reimbursement†	(0.10)%	(0.10)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$117	$387	$677	$1,502
Class K Shares	$92	$308	$543	$1,216

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies with market capitalizations within the range of companies in the Russell 2000® Index (“Russell 2000”) at the time of investment (as of December 31, 2019, the market capitalization of the companies in the Russell 2000 was between $12.7 million and $8.3 billion). The size of companies in the Russell 2000 changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in equity securities, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies. The Portfolio’s investments may include real estate investment trusts (“REITs”).

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively

22	About the investment portfolios	EQ Advisors Trust

managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

The Sub-Adviser to the Active Allocated Portion of the Portfolio believes that favorable investment opportunities are available through companies that exhibit a number of the following characteristics: are selling below their perceived intrinsic value, have limited or no institutional ownership, have had short-term earnings shortfalls, have had a recent initial public offering but have not attracted significant analyst coverage, are selling at or below book or replacement value, and have price to earnings ratios that are less than one half of their projected growth rate. The Sub-Adviser focuses on undervalued and special situation small capitalization equities (including common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks, such as depositary receipts) that the Sub-Adviser believes have the potential for rewarding long-term investment results. The Sub-Adviser also may invest in exchange traded funds (“ETFs”) and may invest in convertible and non-convertible debt securities rated below investment grade (also known as “junk bonds”) or unrated securities that the Sub-Adviser has determined to be of comparable quality. The Sub-Adviser selects securities from companies that are engaged in a number of industries, including the media, financial services, retailing, manufacturing and consumer products, and utilities industries. The Sub-Adviser considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Sub-Adviser also looks at the amount of capital a company spends on research and development. Sell decisions are generally triggered by either adequate value being achieved, as determined by the Sub-Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger also may occur if the Sub-Adviser discovers a new investment opportunity that it believes is more compelling and represents a better risk reward profile than other investments held by the Active Allocated Portion.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.

The Portfolio may hold a significant portion of its assets in cash or cash equivalents as part of its investment strategy.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Index Strategy Risk: The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Small-Cap Company Risk: Small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities.

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant

EQ Advisors Trust	About the investment portfolios	23

portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Cash Management Risk: The Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not

24	About the investment portfolios	EQ Advisors Trust

match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the

EQ Advisors Trust	About the investment portfolios	25

intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Special Situations Risk: The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

26	About the investment portfolios	EQ Advisors Trust

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Class IB shares were not operational for the period from April 14, 2015 through April 30, 2015. The returns of Class IB were calculated assuming the shares were in operation for the entire period. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

19.24% (2019 1st Quarter)	–24.35% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
1290 VT Small Cap Value Portfolio – Class IB Shares (Inception Date: April 21, 2014)	25.84%	7.34%	6.55%
1290 VT Small Cap Value Portfolio – Class K Shares (Inception Date: April 21, 2014)	26.06%	7.58%	6.79%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	6.87%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	April 2014

Sub-Adviser: Horizon Kinetics Asset Management LLC (“Horizon” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Murray Stahl	Chairman, Chief Executive Officer and Chief Investment Officer of Horizon	April 2014
Matthew Houk	Co-Portfolio Manager of Horizon	April 2014

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection,

EQ Advisors Trust	About the investment portfolios	27

research and trading for the assets of the Index Allocated Portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	April 2014
Rachel M. Aguirre	Managing Director of BlackRock	April 2016
Amy Whitelaw	Managing Director of BlackRock	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock	May 2019
Suzanne Henige, CFA®	Director of BlackRock	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

28	About the investment portfolios	EQ Advisors Trust

1290 VT SmartBeta Equity Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT SmartBeta Equity Portfolio	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.53%	0.54%
Total Annual Portfolio Operating Expenses	1.48%	1.24%
Fee Waiver and/or Expense Reimbursement†	(0.33)%	(0.34)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$117	$436	$777	$1,740
Class K Shares	$92	$360	$648	$1,470

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities of U.S. companies and foreign companies in developed markets. The Portfolio may invest in large, mid and small capitalization companies and will be broadly diversified across companies and industries. Equity securities in which the Portfolio may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments.

The Sub-Adviser believes that investing in equity markets using a traditional indexing approach exposes the investor to general market risk, including concentration in the largest capitalization securities in the applicable index, volatility and unpredictable earnings that, over a market cycle, do not necessarily provide optimal returns. In the Sub-Adviser’s view, market return, or “beta,” can be achieved with less exposure to general market risk. The Sub-Adviser’s SmartBeta Equity strategy seeks to achieve, over a full market cycle, above-market returns with less volatility compared to the equity markets as a whole. Generally, a full market cycle consists of a period of increasing stock prices and strong performance (a bull market) followed by a period of weak performance and falling prices (a bear market), and a return to a bull market.

EQ Advisors Trust	About the investment portfolios	29

The Sub-Adviser’s strategy differs from a traditional indexing approach under which a portfolio generally invests in all or a representative sample of the securities in the applicable index and weights those securities according to their market capitalization weightings. In constructing the portfolio, the Sub-Adviser begins with a universe of global developed market equity securities. The Sub-Adviser then uses computer-aided quantitative analysis to identify securities for investment. This is accomplished through the application of proprietary filters which interact to analyze individual issuer data for such risk factors as lower earnings quality, higher price volatility, speculation and distress. Those securities that pass the filters are assigned a preliminary weighting in the portfolio. The Sub-Adviser next applies a proprietary diversification methodology which is designed to produce a weighting scheme that reduces concentration risk by applying a greater level of diversification to the largest securities (by market capitalization) that progressively lessens with smaller capitalization companies. The Sub-Adviser also integrates Environmental, Social and Governance (“ESG”) considerations into its portfolio construction process based on the Sub-Adviser’s proprietary ESG framework and scoring that seeks to optimize the ESG portfolio while substantially retaining the desired risk/return thereof. In constructing the portfolio, the Sub-Adviser evaluates each company and considers various ESG factors, including a company’s environmental impact, carbon footprint and water intensity, and assesses the potential impact of corporate controversies. The Sub-Adviser may apply this investment selection process to invest in emerging market equity securities. The Sub-Adviser may sell a security for a variety of reasons, such as if its fundamentals no longer meet the Sub-Adviser’s criteria, to secure gains, limit losses, or redeploy assets into securities believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Quantitative Investing Risk: The success of the Portfolio’s investment strategy depends largely on the effectiveness of the Portfolio’s quantitative model for screening securities for investment by the Portfolio. The portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. The Portfolio’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Portfolio may have a lower return than if it were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

30	About the investment portfolios	EQ Advisors Trust

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

ESG Considerations Risk: Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to the Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Investment Strategy Risk: The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A Portfolio comprised of stocks intended to reduce exposure to uncompensated risk may not necessarily be less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Portfolio investments may exhibit higher volatility than expected or underperform the markets. The Portfolio’s strategy may result in the Portfolio underperforming the general securities markets, particularly during periods of strong positive market performance.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world

EQ Advisors Trust	About the investment portfolios	31

stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Prior to January 1, 2018, the Portfolio did not integrate ESG filters into its portfolio construction process.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

11.76% (2019 1st Quarter)	–10.26% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
1290 VT SmartBeta Equity Portfolio – Class IB Shares (Inception Date: October 28, 2013)	26.90%	9.21%	9.11%
1290 VT SmartBeta Equity Portfolio – Class K Shares (Inception Date: October 28, 2013)	27.20%	9.48%	9.38%
MSCI World (Net) Index (reflects no deduction for fees, expenses, or taxes)	27.67%	8.74%	8.45%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013

32	About the investment portfolios	EQ Advisors Trust

Sub-Adviser: AXA Rosenberg Investment Management LLC (“Rosenberg Equities” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Anubhuti Gupta CFA®	Head of Investment, APAC	September 2018
Gideon Smith, CFA®	Chief Investment Officer	October 2013
Cameron Gray	Global Head of Portfolio Management	May 2015
Harry Prabandham	Head of Multi-Factor Strategies	May 2015

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	33

1290 VT Socially Responsible Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Socially Responsible Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.19%	0.19%	0.19%	*
Total Annual Portfolio Operating Expenses	0.94%	0.94%	0.69%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$96	$300	$520	$1,155
Class IB Shares	$96	$300	$520	$1,155
Class K Shares	$70	$221	$384	$859

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio seeks to track the investment results of the MSCI KLD 400 Social Index (the “Underlying Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. As of December 31, 2019, the Underlying Index consisted of 402 companies identified by MSCI Inc. (the “Index Provider” or “MSCI”) from the universe of companies included in the MSCI USA IMI Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange and the NASDAQ Stock Market. MSCI analyzes each eligible company’s ESG performance using proprietary ratings covering ESG criteria, as described in more detail below. Companies that MSCI determines have significant involvement in the following businesses are not eligible for the Underlying Index: alcohol, tobacco, gambling, nuclear weapons, controversial weapons, conventional weapons, civilian firearms, nuclear power, adult entertainment and genetically modified organisms.

The Underlying Index may include large-, mid- or small-capitalization companies. The components of the Underlying Index are likely to change over time.

The Underlying Index uses company ratings and research provided by MSCI ESG Research to determine eligibility. The following description is as of the date of this Prospectus and is subject to change as determined from time to time by MSCI:

•

The Underlying Index uses research to identify companies that demonstrate an ability to manage their ESG risks and opportunities. MSCI identifies key ESG issues that hold the greatest potential risk or opportunity for each industry sector:

Environment	Social	Governance
Carbon Emissions	Labor Management	Corporate Governance (Board Diversity; Executive Pay; Ownership and Control; Accounting)
Product Carbon Footprint	Human Capital Development	Corruption & Instability

34	About the investment portfolios	EQ Advisors Trust

Environment	Social	Governance
Financing Environmental Impact	Health and Safety	Financial System Instability
Climate Change Vulnerability	Supply Chain Labor Standards	Business Ethics
Water Stress	Product Safety and Quality	Anti-Competitive Practices
Biodiversity and Land Use	Chemical Safety	Tax Transparency
Raw Material Sourcing	Financial Product Safety
Toxic Emissions and Waste	Privacy and Data Security
Packaging Material and Waste	Responsible Investment
Electronic Waste	Health and Demographic Risk
Opportunities in Clean Tech	Controversial Sourcing
Opportunities in Green Building	Opportunities in Nutrition and Health
Opportunities in Renewable Energy	Access to Communications
Access to Finance
Access to Healthcare

MSCI analysts calculate the size of a company’s exposure to each key issue based on an analysis of a company’s business, then take into account the extent to which a company has developed strategies and demonstrated a strong track record of performance in managing its specific level of risks or opportunities. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their sector peers. The companies in each sector undergo an annual review and are updated on a rolling basis as well as in response to major events.

•

The Underlying Index uses research to identify those companies that are involved in very serious controversies involving the ESG impact of their operations or products and services. The MSCI research covers five categories of impact: environment, customers, human rights and community, labor rights and supply chain, and governance. Companies are scored based on an evaluation framework designed to be consistent with international norms such as those expressed in declarations of the United Nations and its agencies. Companies deemed to be involved in the most severe controversies related to the ESG impact of their operations or products and services are excluded from the Underlying Index.

The selection universe for the Underlying Index is large-, mid- and small-capitalization companies in the MSCI USA IMI Index. The Underlying Index targets a minimum of 200 large- and mid-capitalization constituents. The composition of the Underlying Index is reviewed on a quarterly basis. At each quarterly review, constituents are deleted if they are deleted from the MSCI USA IMI Index, if they fail the exclusion screens, or if their ESG ratings or scores fall below minimum standards. Additions are made to restore the number of constituents to 400. All eligible securities of each issuer are included in the Underlying Index, so the Underlying Index may have more than 400 securities. The Underlying Index is rebalanced at the regular reviews in May, August, November and February.

The Sub-Adviser uses a “passive” or indexing approach to try to achieve the Portfolio’s investment objective. Unlike many investment companies, the Portfolio does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Generally, the Sub-Adviser uses a replication indexing strategy to manage the Portfolio, although in certain instances the Sub-Adviser may use a representative sampling indexing strategy to manage the Portfolio. “Replication” is an indexing strategy that involves holding each security in the Underlying Index in approximately the same weight that the security represents in the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Portfolio may or may not hold all of the securities in the Underlying Index.

The Portfolio generally invests at least 90% of its total assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Portfolio may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds, including affiliated money market funds, as well as in securities not included in the Underlying Index, but which the Sub-Adviser believes will help the Portfolio track the Underlying Index. The Portfolio seeks to track the investment results of the Underlying Index before fees and expenses of the Portfolio.

The Portfolio will concentrate its investments (i.e., invest 25% or more of its total assets) in securities of issuers in a

EQ Advisors Trust	About the investment portfolios	35

particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

The Portfolio may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

ESG Considerations Risk: Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to the Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Technology Sector Risk: The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of

36	About the investment portfolios	EQ Advisors Trust

market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap Company Risk: Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Small-Cap Company Risk: Small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.

EQ Advisors Trust	About the investment portfolios	37

Prior to August 1, 2011, this Portfolio consisted entirely of an actively managed portfolio of equity securities. Performance information for the periods prior to December 9, 2016 is that of the Portfolio when it engaged a different Sub-Adviser and tracked a different underlying index.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

15.88% (2012 1st Quarter)	–15.16% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
1290 VT Socially Responsible Portfolio – Class IA Shares	30.24%	10.63%	12.84%
1290 VT Socially Responsible Portfolio – Class IB Shares	30.21%	10.62%	12.78%
MSCI KLD 400 Social Index (reflects no deduction for fees, expenses, or taxes)	31.63%	11.58%	13.08%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39%	14.63%	15.22%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	August 2012
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	August 2012

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	December 2016
Jennifer Hsui, CFA®	Managing Director of BlackRock	December 2016
Amy Whitelaw	Managing Director of BlackRock	May 2019
Rachel M. Aguirre	Managing Director of BlackRock	December 2016
Suzanne Henige, CFA®	Director of BlackRock	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with

38	About the investment portfolios	EQ Advisors Trust

respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	39

1290 VT DoubleLine Opportunistic Bond Portfolio – Class IB and K Shares

Investment Objective: Seeks to maximize current income and total return.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT DoubleLine Opportunistic Bond Portfolio	Class IB Shares	Class K Shares
Management Fee	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.15%	0.15%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	1.02%	0.77%
Fee Waiver and/or Expense Reimbursement†,*	(0.07)%	(0.07)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.70%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.95% for Class IB shares and 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current Expense Limitation Arrangement.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$97	$318	$556	$1,241
Class K Shares	$72	$239	$421	$948

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities. For purposes of this investment policy, fixed income securities include direct and indirect investments in fixed income securities and investments in other investment companies and financial instruments that derive their value from such securities. The Portfolio’s investments in fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; floating or variable rate obligations (including inverse floater collateralized mortgage obligations); bank loans; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers and U.S. dollar-denominated securities of non-U.S. issuers; securities issued by municipalities; collateralized loan obligations and other securities bearing fixed interest rates of any maturity.

The Portfolio may invest up to 40% of its assets in below investment grade securities (commonly known as “junk bonds”). Such investments may include debt obligations of distressed companies, including companies that are close to or in default. The Sub-Adviser allocates investments in below investment grade securities broadly by industry and

40	About the investment portfolios	EQ Advisors Trust

issuer in an attempt to reduce the impact on the Portfolio of negative events affecting an industry or issuer. Securities below investment grade include those securities rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB+ or lower by Fitch Ratings Ltd. (“Fitch”) or by Standard & Poor’s Global Ratings (“S&P”) or, if unrated, deemed to be of comparable quality by the Adviser or Sub-Adviser. The Portfolio may invest in mortgage-backed or other asset-backed securities of any credit rating or credit quality without regard to the 40% limitation described above.

The Portfolio may also invest in inverse floaters, interest-only and principal-only securities. In addition, the Portfolio may invest in senior bank loans and assignments, including through investments in other investment companies advised by the Sub-Adviser.

The Sub-Adviser actively manages the Portfolio’s asset class exposure using a top-down approach, which involves using fundamental research regarding the investment characteristics of each sector (such as risk, volatility, relative valve, and the potential for growth and income), as well as the Sub-Adviser’s outlook for the economy and financial markets as a whole. Primary sectors include government/municipals, high yield, global developed credit, international sovereign debt, emerging markets, and mortgage- and asset-backed. The Sub-Adviser will gradually rotate portfolio assets among sectors in various markets using a long-term approach to attempt to maximize return. Individual securities within asset classes are selected using a bottom up approach, which involves an analysis of each individual issuer’s creditworthiness.

The Sub-Adviser uses a controlled risk approach in managing the Portfolio, which includes consideration of:

•	Security selection within a given asset class

•	Relative performance of the various market sectors and asset classes

•	The rates offered by bonds at different maturities

•	Fluctuations in the overall level of interest rates

The Sub-Adviser also monitors the duration of the securities held by the Portfolio to seek to mitigate exposure to interest rate risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. Under normal circumstances, the Sub-Adviser seeks to maintain an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years. The duration of the Portfolio’s investments may vary materially from its target, from time to time, and there is no assurance that the duration of the Portfolio’s investments will meet its target.

Portfolio securities may be sold at any time. Sales may occur when the Sub-Adviser perceives deterioration in the credit fundamentals of the issuer, believes there are negative macro political considerations that may affect the issuer, determines to take advantage of a better investment opportunity, or the individual security has reached the Sub-Adviser’s sell target. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Collateralized Debt Obligations Risk: Collateralized debt obligations (“CDOs”) involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The risks of an investment in a CDO also depend in part on the quality and type of the collateral and the class or “tranche” of the CDO in which the Portfolio invests. Normally, collateralized bond obligations, collateralized loan obligations, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid under the Portfolio’s liquidity policies. CDOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default, particularly during periods of economic downturn; (c) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce

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disputes with the issuer or unexpected investment results. CDOs also can be difficult to value, and the use of CDOs may result in losses to the Portfolio.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income. Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations and may be subject to similar risks.

Non-Investment Grade Securities Risk: Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities

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of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated, or close to default. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility, and it may be difficult to value such securities. The Portfolio may lose a substantial portion or all of its investment in such securities. If the issuer of a security held by the Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults.

Inverse Floaters Risk: Inverse floaters are securities with a floating or variable rate of interest. Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and

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maturity. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. Inverse floaters typically involve leverage, which can magnify the Portfolio’s losses.

LIBOR Risk: The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Portfolio’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or

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market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risks of Investing in Other Investment Companies: A Portfolio that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Variable and Floating Rate Securities Risk: The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market

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interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

3.32% (2019 1st Quarter)	–2.00% (2016 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 VT DoubleLine Opportunistic Bond Portfolio – Class IB Shares (Inception Date: May 1, 2015)	8.18%	2.88%
1290 VT DoubleLine Opportunistic Bond Portfolio – Class K Shares (Inception Date: May 1, 2015)	8.33%	3.13%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	2.99%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2015

Sub-Adviser: DoubleLine Capital LP (“DoubleLine” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Jeffrey E. Gundlach	Co-Founder, Chief Executive Officer and Chief Investment Officer of DoubleLine	May 2015
Jeffrey Sherman	Deputy Chief Investment Officer and Portfolio Manager of DoubleLine	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

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The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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1290 VT High Yield Bond Portfolio – Class IB and K Shares

Investment Objective: Seeks to maximize current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT High Yield Bond Portfolio	Class IB Shares	Class K Shares
Management Fee	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	1.12%	0.87%
Fee Waiver and/or Expense Reimbursement†	(0.07)%	(0.07)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	0.80%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class IB shares and 0.75% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$107	$349	$610	$1,357
Class K Shares	$82	$271	$475	$1,066

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bank loans, bonds, loan participations, notes and debentures are examples of debt securities. It is expected that the Portfolio will invest primarily in high-yield corporate bonds. Securities below investment grade include those securities rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB+ or lower by Fitch Ratings Ltd. (“Fitch”) or by Standard & Poor’s Global Ratings (“S&P”) or, if unrated, deemed to be of comparable quality by the Adviser or the Sub-Adviser. The below investment grade securities in which the Portfolio invests are generally rated at least Ca by Moody’s or at least CC by Fitch or S&P or, if unrated, deemed to be of comparable quality by the Adviser or the Sub-Adviser. The Portfolio may continue to hold securities that are downgraded below these ratings subsequent to purchase. The Portfolio does not normally invest in securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. Split rated securities, which are securities that receive different ratings from two or more rating agencies, will be considered to have the

48	About the investment portfolios	EQ Advisors Trust

lower credit rating. The Portfolio may invest in debt securities issued by small-, mid- and large- capitalization companies. The Portfolio may invest up to 25% of its net assets in debt securities of issuers located outside the United States, including emerging markets issuers and U.S. dollar-denominated securities of non-U.S. issuers. Certain debt instruments in which the Portfolio may invest may be structured as pay-in-kind securities. The Portfolio may invest in privately placed and restricted securities.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and the other portion of the Portfolio invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 90% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Active Allocated Portion will invest in high yield corporate debt securities as well as floating rate loans, and participations in and assignments of loans. The Active Allocated Portion may invest in securities of any maturity because the Sub-Advisers to the Active Allocated Portion place greater emphasis on credit risk in selecting securities than either maturity or duration. Maturity measures the average final payable dates of debt instruments. Duration is a measure used to determine the sensitivity of a security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses.

The ETF Allocated Portion will generally invest in the following ETFs: the iShares iBoxx $ High Yield Corporate Bond Fund and the SPDR® Bloomberg Barclays High Yield Bond ETF. These ETFs seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a fixed-income securities benchmark index. An investor in the Portfolio will bear both the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Non-Investment Grade Securities Risk: Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the

EQ Advisors Trust	About the investment portfolios	49

investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

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Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the

EQ Advisors Trust	About the investment portfolios	51

global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale

52	About the investment portfolios	EQ Advisors Trust

unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

6.71% (2019 1st Quarter)	–4.09% (2015 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
1290 VT High Yield Bond Portfolio – Class IB Shares (Inception Date: February 8, 2013)	12.94%	4.95%	4.78%
1290 VT High Yield Bond Portfolio – Class K Shares (Inception Date: February 8, 2013)	13.23%	5.19%	5.03%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses, or taxes)	14.41%	6.13%	5.72%

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WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) the selection of investments in ETFs for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2013
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	February 2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

Sub-Adviser: AXA Investment Managers, Inc. (“AXA IM” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Carl Whitbeck, CFA®	Global Head of High Yield and US Active Fixed Income at AXA IM	February 2013
Robert Houle, CFA®	US High Yield Portfolio Manager/Analyst at AXA IM	March 2018

Sub-Adviser: Post Advisory Group, LLC. (“Post” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Schuyler Hewes	Managing Director – Portfolio Manager of Post	May 2014
David Kim	Deputy Chief Investment Officer of Post, Post Board Member	May 2014
Jeffrey Stroll	Chief Investment Officer of Post, Post Board Member	May 2014
Dan Ross	Managing Director – Portfolio Manager of Post	October 2014
Iris Shin	Managing Director – Portfolio Manager of Post	May 2019
James Wolf	Managing Director – Portfolio Manager of Post	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after

54	About the investment portfolios	EQ Advisors Trust

tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	55

1290 VT DoubleLine Dynamic Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve total return from long-term capital appreciation and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT DoubleLine Dynamic Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.36%	0.28%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	1.41%	1.08%
Fee Waiver and/or Expense Reimbursement†	(0.21)%	(0.13)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$426	$751	$1,673
Class K Shares	$97	$331	$583	$1,305

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 67% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio will invest in a diversified range of securities and other financial instruments, including derivatives, which provide investment exposure to equity and fixed income investments. The Portfolio will maintain a strategic, or typical, allocation of approximately 60% of its net assets to equity securities (or financial instruments that provide investment exposure to such securities) and approximately 40% of its net assets to fixed income securities (or financial instruments that provide investment exposure to such securities). The Portfolio employs a dynamic asset allocation strategy by periodically shifting allocations among asset classes and market sectors based on market opportunities. The Portfolio will tactically shift portfolio weightings among, and within, each asset class both to take advantage of changing market opportunities for capital appreciation and in response to changing market risk conditions. The Portfolio’s asset allocation will be based on an assessment of short- and long-term macroeconomic themes and an analysis of sector fundamentals and relative valuation.

The Portfolio’s equity allocation may range from 40% to 70% of the Portfolio’s net assets, and the Portfolio’s fixed income allocation may range from 30% to 60% of the

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Portfolio’s net assets. The Portfolio may gain or adjust exposure to each asset class through investments in individual securities or through other instruments, including derivatives. The Portfolio may invest in companies of any size and may invest without limit in foreign securities, including emerging market securities.

Equity Allocation. The Portfolio’s equity allocation will occur between two equity tranches within the asset class: an actively-managed strategy (“Active Allocated Portion”) that seeks to outperform a particular benchmark, and a systematic strategy (“Index Allocated Portion”) that seeks to track the performance of a particular index. Within the Portfolio’s equity allocation, the Portfolio may shift the respective weighting for each of the equity tranches within a range of approximately 33% to 67% of the Portfolio’s net assets allocated to equity, with the Active Allocated Portion and the Index Allocated Portion each comprising potentially as little as one-third or potentially as much as two-thirds of the Portfolio’s total equity allocation.

The Portfolio’s equity allocation will consist primarily of common stocks, preferred stocks, securities convertible into common or preferred stock, rights or warrants to purchase common or preferred stock, and securities of other investment companies and exchange-traded funds (“ETFs”). The Portfolio may also invest in foreign companies, including in the form of American Depositary Receipts, American Depositary Shares, and other similar securities.

Equity Allocation — Active Allocated Portion. The Active Allocated Portion will consist of a diversified portfolio of approximately 35-50 stocks across a range of market capitalizations and sectors, which is actively managed to outperform its benchmark, the S&P 500 Index. The Portfolio will actively manage the Active Allocated Portion using a fundamentals-focused, bottom-up approach, which involves analyzing various attributes of a company, in order to identify attractively priced investment opportunities. The Portfolio uses quantitative and qualitative criteria to screen hundreds or thousands of potential investments for favorable characteristics. Companies identified through this screening process are then subjected to in-depth fundamental analysis to arrive at an assessment of the expected future investment returns and the attendant risks associated with a particular stock, considering such factors as sustainable competitive advantage, management team quality and incentives, capital efficiency of the business model, and other variables affecting a company’s prospective investment returns. Those stocks affording the most attractive relative risk-reward profile will be included as investments, subject to portfolio-level considerations, such as correlation of risks across investment holdings, sector exposures or individual stock weightings. The Portfolio may invest in companies that do not have publicly-traded securities but that the Portfolio determines represent attractive investment opportunities, such as companies that are relatively newly-formed or that may be contemplating an initial public offering in the future.

Equity Allocation — Index Allocated Portion. With respect to the Index Allocated Portion, the Portfolio will use derivatives, or a combination of derivatives, ETFs and/or direct investments, to provide a return that tracks closely the performance of the Shiller Barclays CAPE® US Sector TR USD Index (the “Index”). The Index aims to identify undervalued sectors in the large-cap equity market based on a modified CAPE® (Cyclically Adjusted Price Earnings) ratio, which is designed to assess longer term equity valuations by using an inflation adjusted earnings horizon. The Index allocates an equal weight to four U.S. sectors that are undervalued, as determined by the modified CAPE® ratio. Each U.S. sector is represented by a sector ETF. Each month, the Index ranks ten U.S. sectors based on the modified CAPE® ratio and a twelve-month price momentum factor. The Index selects the five U.S. sectors that are the most undervalued according to the modified CAPE® ratio. Only four of these five undervalued sectors, however, end up in the Index for a given month, as the sector with the worst twelve-month price momentum among the five selected sectors is eliminated.

The Portfolio may enter into swap transactions, primarily total return swaps, or futures transactions designed to provide a return approximating the Index’s return. The pricing of any swap transaction will reflect a number of factors that will cause the return on the swap transaction to underperform the Index. The Portfolio expects to use only a small percentage of its assets to attain the desired exposure to the Index because of the structure of the derivatives. As a result, certain derivatives along with other investments will create investment leverage in the Portfolio’s portfolio. In certain cases in which such derivatives may be unavailable or the pricing of those derivatives may be unfavorable, the Portfolio may attempt to replicate the Index’s return by purchasing some or all of the securities comprising the Index.

Fixed Income Allocation. The Portfolio’s fixed income allocation will consist of fixed income instruments including, but not limited to, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations, foreign and domestic corporate obligations (including foreign hybrid securities); commercial and residential mortgage-backed securities; asset-backed securities; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers; bank loans and assignments; inverse floaters and interest-only and principal-only securities; inflation-indexed bonds; and other securities bearing fixed or variable interest rates of any maturity.

The Portfolio may invest in fixed income securities of any credit quality, including below investment grade securities

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(commonly known as “junk bonds”). Securities rated below investment grade include those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB+ or lower by Fitch Ratings Ltd. (“Fitch”) or Standard & Poor’s Global Ratings (“S&P”) or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined by AXA Equitable Funds Management Group, LLC (the “Adviser”) or the Sub-Adviser to be of comparable quality. The Portfolio may also invest to a limited extent in debt obligations of distressed companies, including companies that are close to or in default when, for example, the Sub-Adviser believes the restructured enterprise valuations or liquidation valuations may exceed current market values. The Portfolio may invest in mortgage-backed or other asset-backed securities of any credit rating or credit quality.

The Sub-Adviser will actively manage asset class exposure within the fixed income allocation using “bottom up” securities selection, and will attempt to exploit inefficiencies within the subsectors of the fixed income market. The Sub-Adviser uses a controlled risk approach in managing the Portfolio’s fixed income investments, which includes consideration of:

•	Security selection within a given asset class

•	Relative performance of the various market sectors and asset classes

•	The rates offered by bonds at different maturities

•	Fluctuations in the overall level of interest rates

Under normal market conditions, the weighted average effective duration of the Portfolio’s fixed income allocation will be no less than two years and no more than eight years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the duration of the Portfolio’s fixed income portfolio adjusted for the anticipated effect of interest rate changes on pre-payment rates. The effective duration of the Portfolio’s fixed income investments may vary materially from its target, from time to time, and there is no assurance that the duration of the Portfolio’s fixed income investments will meet its target. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses.

Other Investments. In implementing its dynamic allocation investment strategy, the Portfolio may invest in derivatives, including futures, forwards, swaps and options, and other instruments rather than investing directly in equity or fixed income securities. These derivatives and other instruments may be used for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage the Portfolio’s exposure to certain asset classes. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Portfolio also may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. The Sub-Adviser will choose in each case based on considerations of cost and efficiency of access to the desired investment exposure.

The Portfolio may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Portfolio’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. Because the Sub-Adviser will use derivatives to manage the Portfolio’s exposure to different asset classes, the Portfolio’s use of derivatives may be substantial. The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. In addition, the Portfolio’s investments in derivatives may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio may invest in other investment companies, including ETFs, in seeking to carry out the Portfolio’s investment strategies. Such investments may include investment companies sponsored or managed by the Sub-Adviser and its affiliates. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser and its affiliates. The Portfolio’s holdings may be frequently adjusted to reflect the Sub-Adviser’s assessment of changing risks, which could result in high portfolio turnover.

The Portfolio may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

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The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics and may possess certain speculative characteristics.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in

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sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the

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Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Counterparty Risk: The Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or nonperformance by, another party to a transaction.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated, or close to default. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility, and it may be difficult to value such securities. The Portfolio may lose a substantial portion or all of its investment in such securities. If the issuer of a security held by the Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: The Portfolio (or a portion thereof) may use a synthetic replication process to implement its index strategy, in which the Portfolio relies on derivatives such as swaps and futures designed to provide a return approximating the Index’s return. These derivatives are agreements

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between the Portfolio and a counterparty to pay the Portfolio the return of the index, subjecting the Portfolio to counterparty risk. There is the risk that (i) the performance of derivatives related to an index may not correlate with the performance of the Index and will be reduced by transaction costs or other aspects of the transaction’s pricing; (ii) the Portfolio may not be able to find counterparties willing to enter into derivative transactions whose returns are based on the return of the Index or find parties who are willing to do so at an acceptable cost or level of risk to the Portfolio; and (iii) errors may arise in carrying out the Index’s methodology, or the Index provider may incorrectly report information concerning the Index. Additionally, in cases where derivatives may be unavailable, the Portfolio may attempt to replicate the Index’s return by purchasing some or all of the securities comprising the Index. If the Portfolio invests directly in the securities comprising the Index, those assets will be unavailable for other investments. The Portfolio may not invest in all of the securities in the Index. Therefore, there can be no assurance that the performance of the index strategy will match that of the Index.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Inverse Floaters Risk: Inverse floaters are securities with a floating or variable rate of interest. Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floaters typically involve leverage, which can magnify the Portfolio’s losses.

Investment Style Risk: The Portfolio may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Large-Cap Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss

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or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: Mid-cap, small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap and micro-cap companies than for mid-cap companies.

Newly Repositioned Portfolio Risk: The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Investment Grade Securities Risk: Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates,

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may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher Portfolio expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risks of Investing in Other Investment Companies: A Portfolio that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with

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the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio invests. Past performance is not an indication of future performance.

Performance information for the periods prior to the Portfolio’s repositioning on May 1, 2017 is that of the Portfolio when it was managed by FMG LLC as a fund-of-funds and had different investment policies and strategies.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

8.30% (2019 1st Quarter)	–7.44% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
1290 VT DoubleLine Dynamic Allocation Portfolio — Class IB Shares (Inception Date: August 29, 2012)	18.14%	5.35%	5.91%
1290 VT DoubleLine Dynamic Allocation Portfolio — Class K Shares (Inception Date: August 29, 2012)	18.41%	5.61%	6.17%
60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	22.18%	8.37%	9.70%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	14.30%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	2.69%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	August 2012
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	August 2012

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Sub-Adviser: DoubleLine Capital LP (“DoubleLine” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jeffrey E. Gundlach	Co-Founder, Chief Executive Officer and Chief Investment Officer of DoubleLine	May 2017
R. Brendt Stallings, CFA®	Portfolio Manager of DoubleLine	May 2017
Jeffrey Sherman	Deputy Chief Investment Officer and Portfolio Manager of DoubleLine	May 2020
Emidio Checcone	Portfolio Manager of DoubleLine	May 2020

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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1290 VT Moderate Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Moderate Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.75%	0.92%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	1.77%	1.69%
Fee Waiver and/or Expense Reimbursement†	(0.67)%	(0.84)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	0.85%
*	Expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.10% for Class IB shares and 0.85% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$112	$492	$897	$2,028
Class K Shares	$87	$451	$839	$1,928

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. For the period February 1, 2019 (commencement of operations) through December 31, 2019, the Portfolio’s portfolio turnover rate was 50% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing primarily in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) and/or futures contracts that provide exposure to equity and fixed income markets. The Portfolio’s current target allocation for long-term investments is approximately 60% of its assets in equity investments and approximately 40% of its assets in fixed income investments, through investments in Underlying ETFs and/or futures contracts. The Portfolio may from time to time make tactical increases or decreases beyond these target allocations based on momentum factors to determine the relative attractiveness of equity and fixed income asset classes. This means at any time the Portfolio’s asset mix may differ from the target allocations. Momentum is the tendency of investments to exhibit persistence in their performance. When momentum deteriorates, the Adviser may reduce the Portfolio’s exposure to a particular asset class.

The Adviser targets an equity allocation of approximately 60% of its assets in Underlying ETFs and/or futures contracts that provide exposure to U.S. large, mid and small cap stocks and foreign developed markets securities. The Portfolio’s current target is to invest approximately the following

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percentages of its assets in Underlying ETFs and/or futures contracts that provide exposure to the following equity asset categories: U.S. Large Cap (35%), U.S. Mid Cap (5%), U.S. Small Cap (2%), and International Developed (18%). The allocations among the equity asset categories may be changed by the Adviser without notice or shareholder approval. The Adviser will periodically rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. The Underlying ETFs in which the Portfolio invests may be invested in securities denominated in any currency.

The Adviser targets a fixed income allocation of approximately 40% of its assets in Underlying ETFs that invest in corporate debt securities and U.S. interest rate futures contracts, to create a fixed income allocation with a risk and return profile similar to that of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which is an unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years. An Underlying ETF’s investments may include fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds.

The Adviser selects the Underlying ETFs in which to invest the Portfolio’s assets. The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

In selecting Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying ETF could be assigned to more than one asset category, the Adviser may, in its discretion, assign an Underlying ETF to one or more asset categories. For purposes of complying with the Portfolio’s investment policies, the Adviser will identify Underlying ETFs in which to invest by reference to such Underlying ETFs’ investment policies at the time of investment. An Underlying ETF that changes its investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the policy. The Adviser may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.

The Adviser also employs a volatility management strategy that seeks to manage the volatility level of the Portfolio’s returns. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Adviser will monitor realized volatility of the Portfolio’s returns, placing a greater weight on recent historic data. During periods of heightened realized volatility, the Adviser will attempt to lower volatility by selling Underlying ETFs, by closing existing long exchange-traded equity index futures contracts or by investing up to 100% of its target allocation to that category in cash or cash equivalents. During periods of heightened realized volatility, the Portfolio may deviate significantly from its target asset allocation. During such times, the Portfolio’s allocation to equity investments may decrease to 0% and its allocation to fixed income investments and cash instruments may increase to 100%; however, its equity allocation may remain sizeable. In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or

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in connection with market events and conditions and other circumstances as determined by the Adviser. The Portfolio may maintain sizeable equity exposure during times of heightened volatility if in the Adviser’s judgment such equity exposure is warranted to produce better risk-adjusted returns over time. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objectives, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Portfolio’s Prospectus, and the prospectuses and statements of additional information for the Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The

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result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Risks Related to Investments in Underlying ETFs: The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

Asset Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent

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positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so;

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and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and

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its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

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WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, research and monitoring of the Portfolio’s investments are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2019
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2019
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	February 2019
Miao Hu, CFA®, CAIA	Vice President and Assistant Portfolio Manager of FMG LLC	February 2019
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	February 2019

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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1290 VT Convertible Securities Portfolio – Class IB and K Shares

Investment Objective: Seeks a high level of total return.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Convertible Securities Portfolio	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.64%	0.64%
Acquired Fund Fees and Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.71%	1.46%
Fee Waiver and/or Expense Reimbursement†,*	(0.56)%	(0.56)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
*	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current Expense Limitation Arrangement.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$117	$484	$876	$1,973
Class K Shares	$92	$407	$744	$1,698

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. The Portfolio will be broadly diversified across companies and industries. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into common stock of the same or a different issuer. By investing in convertible securities, the Portfolio seeks the opportunity to participate in the capital appreciation of the underlying common stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility.

The Portfolio’s convertible securities may include investment grade securities (i.e., those securities that are rated at least BBB or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”)), below investment grade securities (commonly know as “junk bonds”) (i.e., those securities that are rated BB or lower by S&P or Fitch or Ba or lower by Moody’s) or securities that are not rated by a securities rating organization. Many convertible securities are rated below investment grade and the Portfolio may invest up to 80% of its assets in securities that are rated below investment grade or those that are not rated but

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deemed to be of comparable quality by the Adviser or the Sub-Adviser. The below investment grade securities in which the Portfolio invests are generally rated at least CC by S&P or Fitch or at least Ca by Moody’s or, if unrated, deemed to be of comparable quality by the Adviser or the Sub-Adviser. The Portfolio may continue to hold securities that are downgraded below these ratings subsequent to purchase. The Portfolio does not normally invest in securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Portfolio may retain the common stock issued upon conversion to permit its orderly sale or for other purposes.

The Portfolio may invest in privately placed and restricted securities. The Portfolio may invest up to 15% of its net assets in illiquid securities and up to 10% of its net assets in securities of foreign issuers.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and the other portion of the Portfolio invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 70% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 30% of the Portfolio’s net assets. These percentages can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Active Allocated Portion of the Portfolio invests primarily in convertible securities of U.S. companies of any size; however, the Sub-Adviser may, from time to time, focus investments in small- and mid-capitalization companies. In choosing investments for the Portfolio, the Sub-Adviser to the Active Allocated Portion utilizes a quantitative screening process to identify convertible securities for potential investment. Once a security is identified, the Sub-Adviser evaluates the security’s characteristics such as structure, terms and liquidity, as well as quantitative factors such as fair value, expected equity participation, total return profile and implied credit spreads. The Sub-Adviser then engages in an in-depth analysis of those securities that satisfy prior screens including analysis of such factors as the issuer’s management, financial condition and competitive position to select investments. The Sub-Adviser may sell a security for a variety of reasons, including unexpected results (e.g., decrease in price) or changes in the credit assessment of the company (e.g., credit ratings) or to invest in other securities believed to offer superior investment opportunities. The Portfolio may engage in active and frequent trading to achieve its investment objective.

The ETF Allocated Portion invests in exchange-traded funds (“ETFs”) that, in turn, invest in convertible securities. The ETF Allocated Portion currently invests in the SPDR® Barclays Convertible Securities ETF. The SPDR® Barclays Convertible Securities ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks U.S. convertible securities markets with outstanding issue sizes greater than $350 million. The Portfolio may invest in other ETFs that track convertible securities markets. An investor in the Portfolio will bear both the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion.

Under normal circumstances, up to 20% of the Portfolio’s net assets may be invested in other securities including: (1) common stock, non-convertible preferred stock and other equity instruments; (2) non-convertible debt securities; and (3) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. To the extent the

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Portfolio invests in convertible securities issued by small- or mid-cap companies, it also will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Non-Investment Grade Securities Risk: Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility, and it may be difficult to value such securities. The Portfolio may lose a substantial portion or all of its investment in such securities. If the issuer of a security held by the Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of

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the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Large-Cap Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks,

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including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

12.33% (2019 1st Quarter)	–10.76% (2018 4th Quarter)

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Average Annual Total Returns

	One Year	Five Years	Since Inception
1290 VT Convertible Securities Portfolio – Class IB Shares (Inception Date: October 28, 2013)	23.93%	7.14%	7.64%
1290 VT Convertible Securities Portfolio – Class K Shares (Inception Date: October 28, 2013)	24.27%	7.42%	7.92%
ICE BofA US Convertible Index (reflects no deduction for fees, expenses, or taxes)	23.15%	8.48%	9.03%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Adviser, (ii) allocating assets among the Portfolio’s Allocated Portions, and (iii) the selection of investments in ETFs for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	October 2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

Sub-Adviser: Palisade Capital Management, L.L.C. (“Palisade” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
William W. Lee	Managing Director and Senior Portfolio Manager, Convertible Securities of Palisade	October 2013
Mitchell Leung, CFA®	Senior Vice President and Associate Portfolio Manager, Convertible Securities of Palisade	March 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

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TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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1290 VT Energy Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Energy Portfolio	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	1.99%	2.10%
Acquired Fund Fees and Expenses	0.34%	0.34%
Total Annual Portfolio Operating Expenses	3.08%	2.94%
Fee Waiver and/or Expense Reimbursement†	(2.14)%	(2.25)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.94%	0.69%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.90% for Class IB shares and 0.65% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
*	Includes Tax Expense of 0.04% for Class IB shares and Class K shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$96	$749	$1,428	$3,242
Class K Shares	$70	$697	$1,349	$3,100

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies in the energy sector through investments in exchange-traded securities of other investment companies and investment vehicles (“exchange-traded funds” or “ETFs”). The energy sector includes companies engaged in such activities as exploring, developing, mining, refining, producing, distributing, transporting, and dealing in conventional and alternative sources of energy; making and servicing component products for such activities; and energy research and development. The Portfolio may invest in ETFs that invest in equity securities of companies of any size in developed and emerging markets throughout the world. The Portfolio invests its assets in ETFs in accordance with weightings determined by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), the Portfolio’s investment manager.

ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector,

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country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. ETFs may also be actively managed. The ETFs in which the Portfolio may invest are referred to herein as the “Underlying ETFs.”

The Adviser uses a two-stage allocation process to create an investment portfolio of ETFs for the Portfolio. The first stage involves a strategic allocation that is intended to achieve a desired risk/return profile for the Portfolio, while providing broad exposure to the energy sector. In this stage, the Adviser decides what portion of the Portfolio’s assets should be invested in various industries within the energy sector and in which geographic regions based on an evaluation of the potential return characteristics and risks of the particular energy industries and geographic regions. Currently, the Portfolio intends to invest (through ETFs) approximately 90% of its assets in traditional energy industries (e.g., oil and gas) and 10% of its assets in alternative energy industries (e.g., solar and wind). The Portfolio also intends to invest (through ETFs) approximately 90% of its assets in U.S. securities and 10% of its assets in foreign securities, including securities of companies in emerging market countries. These percentages can deviate by up to 15% of the Portfolio’s assets. The Adviser may adjust these strategic allocations from time to time.

The second stage of this process involves the selection of Underlying ETFs to provide exposure to the energy industries and geographic regions identified as a result of the first stage of the investment process. The Adviser seeks to select a combination of Underlying ETFs that together provide the targeted energy industry and geographic exposure for the Portfolio. In selecting the Underlying ETFs, the Adviser also seeks to construct a diversified portfolio of ETFs that use a variety of indexing methodologies within the energy sector. Individual ETF weights are based on a variety of factors, including the Underlying ETF’s exposure to the desired energy industry or geographic region, investment objective(s), total return, portfolio holdings, volatility, expenses and liquidity.

For purposes of complying with the Portfolio’s investment policies, the Adviser will identify Underlying ETFs in which to invest by reference to such Underlying ETFs’ investment policies at the time of investment. An Underlying ETF that changes its investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the policy. The Adviser may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser.

The Portfolio will concentrate its investments in companies engaged in activities in the energy group of industries.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk: Mid-cap, small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap and micro-cap companies than for mid-cap companies.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Risks Related to Investments in Underlying ETFs: The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

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Commodity Risk: Investments in certain issuers, especially resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause the Portfolio’s holdings to lose value. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, domestic and foreign political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. The prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices.

Large-Cap Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Oil and Gas Sector Risk: The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). As a result, the value of these companies may fluctuate widely. Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

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An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

17.16% (2019 1st Quarter)	–26.99% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
1290 VT Energy Portfolio — Class IB Shares (Inception Date: October 28, 2013)	10.59%	–4.82%	–6.23%
1290 VT Energy Portfolio — Class K Shares (Inception Date: October 28, 2013)	10.87%	–4.57%	–5.99%
Energy Select Sector Index (reflects no deduction for fees, expenses, or taxes)	12.09%	–1.75%	–2.43%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	12.61%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	October 2013
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2017
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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1290 VT GAMCO Mergers & Acquisitions Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT GAMCO Mergers & Acquisitions Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.90%	0.90%	0.90%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.16%	0.16%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	1.34%	1.34%	1.09%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$136	$425	$734	$1,613
Class IB Shares	$136	$425	$734	$1,613
Class K Shares	$111	$347	$601	$1,329

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 184% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests primarily in arbitrage opportunities by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate re-organizations and in equity securities of companies that the Sub-Adviser believes are likely acquisition targets within 12 to 18 months. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Sub-Adviser determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Portfolio may purchase (if it does not already hold) or increase its investment in the selling company’s securities, offering the Portfolio the possibility of generous returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted. The Portfolio may hold a significant portion of its assets in cash or cash equivalents in anticipation of arbitrage opportunities.

The Portfolio may invest in companies of any size and from time to time may invest in companies with small, mid, and large market capitalizations. The Portfolio generally invests in securities of U.S. companies, but also may invest up to 20% of its assets in foreign securities, including those in emerging markets.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Sub-Adviser believes provide opportunities for capital appreciation, such as preferred stocks and warrants. It is expected that the Portfolio will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the Portfolio may have a portfolio turnover rate of 150% or more.

In choosing investments, the Sub-Adviser searches for the best values on securities that it believes have the potential to achieve the Portfolio’s investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Sub-Adviser considers, among other things, consolidation trends within particular industries,

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whether a particular industry or company is undergoing a fundamental change or restructuring, the Sub-Adviser’s assessment of the “private market value” of individual companies and the potential for an event or catalyst to occur that enhances a company’s underlying value. The “private market value” of a company is the value that the Sub-Adviser believes informed investors would be willing to pay to acquire the entire company. The Sub-Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Sub-Adviser’s assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Sub-Adviser seeks to acquire target companies at a rate of return that provides compensation for assuming deal completion risk. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Portfolio, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Sub-Adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

The Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. Generally, these securities offer less potential for gains than other types of securities.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Special Situations Risk: The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Cash Management Risk: The Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Cash may be invested in institutional money market funds. An institutional money market fund does not maintain a stable $1.00 net asset value per share; rather the fund’s net asset value fluctuates with changes in the values of the securities in which the fund invests. An institutional money market fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses

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if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Focused Portfolio Risk: The Portfolio may employ a strategy of investing in the securities of a limited number of companies. As a result, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A portfolio using such a focused investment strategy may experience greater performance volatility than a portfolio that is more broadly invested.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Large-Cap Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and

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unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the Portfolio’s perfomance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Class IA shares did not pay 12b-1 fees prior to January 1, 2012. Past performance is not an indication of future performance.

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The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

7.01% (2010 3rd Quarter)	–6.07% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
1290 VT GAMCO Mergers & Acquisitions Portfolio – Class IA Shares	8.62%	3.89%	4.86%
1290 VT GAMCO Mergers & Acquisitions Portfolio – Class IB Shares	8.67%	3.89%	4.81%
1290 VT GAMCO Mergers & Acquisitions Portfolio – Class K Shares (Inception Date: August 26, 2011)	8.89%	4.13%	4.90%
S&P Long-Only Merger Arbitrage Index (reflects no deduction for fees, expenses, or taxes)	6.09%	3.99%	4.08%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: GAMCO Asset Management, Inc. (“GAMCO” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of Value Portfolios of GAMCO	May 2003

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

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TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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1290 VT Multi-Alternative Strategies Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Multi-Alternative Strategies Portfolio	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	2.13%	1.72%
Acquired Fund Fees and Expenses	0.62%	0.62%
Total Annual Portfolio Operating Expenses	3.50%	2.84%
Fee Waiver and/or Expense Reimbursement†	(1.83)%	(1.42)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.67%	1.42%
*	Includes Tax Expense of 0.02% for Class IB shares and Class K shares.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.65% for Class IB shares and 1.40% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$170	$904	$1,660	$3,653
Class K Shares	$145	$746	$1,373	$3,064

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. Under normal market conditions, the Portfolio allocates substantially all of its assets to Underlying ETFs that invest primarily in non-traditional (alternative) asset categories and strategies. The Portfolio seeks to invest its assets among the Underlying ETFs to achieve a diversified exposure across multiple alternative asset categories and strategies. The Portfolio’s weightings in these alternative asset categories and strategies are determined by AXA Equitable Funds Management Group, LLC (the “Adviser” or “FMG LLC”), the Portfolio’s investment adviser.

The alternative asset categories and strategies of the Underlying ETFs in which the Portfolio currently expects to invest are as follows:

Absolute Return	Managed Futures
Commodities	Long/Short Equity
Real Return	Precious and Base Metals
Global Real Estate	Multi-Strategies
Event Driven	Convertible Securities
Currency

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The Adviser may allocate the Portfolio’s assets to additional alternative asset categories and strategies in the future.

Alternative investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many alternative investment strategies are designed to help reduce the role of overall market direction in determining return.

The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

The Adviser selects the Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying ETF could be assigned to more than one asset category (e.g., commodities and precious and base metals), the Adviser may, in its discretion, assign an Underlying ETF to one or more asset categories.

For purposes of complying with the Portfolio’s investment policies, the Adviser will identify Underlying ETFs in which to invest by reference to such Underlying ETFs’ investment policies at the time of investment. An Underlying ETF that changes its investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the policy. The Adviser may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Portfolio’s Prospectus, and the prospectuses and statements of additional information for the Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

Alternative Investment Risk: To the extent the Portfolio invests in Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to the Portfolio.

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Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Risks Related to Investments in Underlying ETFs: The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Credit Risk: The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations,

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which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Commodity Risk: Investments in certain issuers, especially resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause the Portfolio’s holdings to lose value. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, domestic and foreign political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. The prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs, and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Counterparty Risk: The Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to

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maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Investment Grade Securities Risk: Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the

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Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Non-Investment Grade Securities Risk: Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may

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occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Special Situations Risk: The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

4.41% (2019 1st Quarter)	–3.62% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 VT Multi-Alternative Strategies Portfolio — Class IB Shares (Inception Date: November 13, 2017)	7.72%	1.96%
1290 VT Multi-Alternative Strategies Portfolio — Class K Shares (Inception Date: November 13, 2017)	7.99%	2.22%
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	2.28%	2.03%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	November 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	November 2017
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	November 2017
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	November 2017
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	May 2019

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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1290 VT Natural Resources Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Natural Resources Portfolio	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.82%	0.82%
Total Annual Portfolio Operating Expenses	1.57%	1.32%
Fee Waiver and/or Expense Reimbursement†	(0.67)%	(0.67)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.65%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.90% for Class IB shares and 0.65% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$92	$430	$792	$1,811
Class K Shares	$66	$352	$659	$1,532

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of domestic and foreign companies within the natural resources sector or in other securities or instruments the value of which is related to the market value of some natural resources asset. Such equity securities may include common stocks, preferred stocks, depositary receipts, rights and warrants. The Portfolio normally invests in companies that are involved directly or indirectly in the exploration, development, production or distribution of natural resources. This includes companies that provide services to use, or may benefit from, developments in the natural resources sector or companies that develop, design or provide products and services significant to a country’s or region’s infrastructure and its future evolution. For these purposes “natural resources” generally include: energy (such as utilities, producers/developers, refiners, service/drilling), alternative energy (such as hydrogen, wind, solar), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, pulp, paper), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water). The Portfolio is non-diversified, which means that it may

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invest a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified portfolio.

The Portfolio seeks to track the performance (before fees and expenses) of the MSCI World Commodity Producers Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Portfolio uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Portfolio. The Portfolio also may invest in other instruments, such as exchange-traded funds (“ETFs”) or futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Portfolio will concentrate its investments in the natural resources group of industries.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Non-Diversified Portfolio Risk: The Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to

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those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost

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of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

13.79% (2019 1st Quarter)	–20.33% (2015 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
1290 VT Natural Resources Portfolio – Class IB Shares (Inception Date: February 8, 2013 )	11.20%	0.57%	–0.95%
1290 VT Natural Resources Portfolio – Class K Shares (Inception Date: February 8, 2013 )	11.48%	0.83%	–0.70%
MSCI World Commodity Producers (Net) Index (reflects no deduction for fees, expenses, or taxes)	11.64%	0.98%	–0.61%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2013

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	February 2013
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	February 2013
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	February 2013

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without

106	About the investment portfolios	EQ Advisors Trust

obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts to and other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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1290 VT Real Estate Portfolio – Class IB and K Shares

Investment Objective: Seeks to provide long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Real Estate Portfolio	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	0.00%
Other Expenses	0.73%	0.72%
Total Annual Portfolio Operating Expenses	1.48%	1.22%
Fee Waiver and/or Expense Reimbursement†	(0.58)%	(0.57)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.65%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.90% for Class IB shares and 0.65% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$92	$411	$753	$1,719
Class K Shares	$66	$331	$615	$1,427

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies in the real estate industry, including real estate investment trusts (“REITs”) and derivative instruments that provide exposure to the real estate industry. For purposes of this Portfolio, “equity securities” may include common stocks, preferred stocks, depositary receipts, and rights and warrants. REITs are companies that own interests in real estate or in real estate-related loans or other interests and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. The Portfolio also may invest in preferred stocks of issuers in real estate-related industries, which have the potential to generate capital appreciation and/or income. The Portfolio retains the ability to invest in real estate companies of any market capitalization.

The Portfolio seeks to track the performance (before fees and expenses) of the FTSE EPRA/NAREIT Developed Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Portfolio uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Portfolio. The Portfolio also may invest in other

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instruments, such as exchange-traded funds (“ETFs”), or futures and options contracts, that provide comparable exposure to the index without buying the underlying securities comprising the index.

The index tracks the performance of listed real estate companies or REITs in North America, Europe and Asia, including some countries that may be considered emerging markets. The index is rebalanced and reconstituted quarterly. The Portfolio will make changes to its portfolio holdings when changes are made by the index provider in the composition of the index.

The Portfolio may also invest without limitation in foreign currency transactions, including currency forward transactions, which are a type of derivative.

The Portfolio will concentrate its investments in the real estate group of industries.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental

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instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

Sector Risk: To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty

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in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not

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paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance. Prior to February 22, 2016, a portion of the Portfolio was operated using an active management strategy.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

14.56% (2019 1st Quarter)	–7.69% (2015 2nd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
1290 VT Real Estate Portfolio – Class IB Shares (Inception Date: February 8, 2013)	21.75%	5.40%	5.95%
1290 VT Real Estate Portfolio – Class K Shares (Inception Date: February 8, 2013)	22.08%	5.67%	6.22%
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses, or taxes)	23.06%	6.53%	7.20%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2013

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	February 2013
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	February 2013
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	February 2013

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the

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Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of EQ Premier VIP Trust and certain annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts, and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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2. More information on fees and expenses

Management Fees

Each Portfolio pays a fee to the Adviser for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Adviser received in 2019 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Adviser in 2019 in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers), as defined below, between the Adviser and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2019

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolio	All Classes	Class IA	Class IB	Class K
1290 VT Convertible Securities	0.70%	N/A	–0.49%	–0.49%
1290 VT DoubleLine Dynamic Allocation	0.75%	N/A	–0.20%	–0.12%
1290 VT DoubleLine Opportunistic Bond	0.60%	N/A	–0.04%	–0.04%
1290 VT Energy	0.50%	N/A	–2.13%	–2.23%
1290 VT Equity Income	0.75%	–0.18%	–0.18%	–0.18%
1290 VT GAMCO Mergers & Acquisitions	0.90%	0.00%	0.00%	0.00%
1290 VT GAMCO Small Company Value	0.70%	0.00%	0.00%	0.00%
1290 VT High Yield	0.60%	N/A	–0.07%	–0.07%
1290 VT Low Volatility Global Equity	0.50%	N/A	–0.91%	–0.92%
1290 VT Micro Cap	0.85%	N/A	–0.21%	–0.20%
1290 VT Multi-Alternative Strategies	0.50%	N/A	–1.84%	–1.42%
1290 VT Natural Resources	0.50%	N/A	–0.67%	–0.67%
1290 VT Real Estate	0.50%	N/A	–0.58%	–0.57%
1290 VT Small Cap Value	0.80%	N/A	–0.10%	–0.10%
1290 VT SmartBeta Equity	0.70%	N/A	–0.33%	–0.34%
1290 VT Socially Responsible	0.50%	N/A	0.00%	0.00%

The following table shows the current contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the table, which are subject to contractual management fee rates that changed during the last fiscal year.

Portfolio*	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Convertible Securities	0.700%	0.680%	0.660%	0.640%	0.630%
1290 VT DoubleLine Dynamic Allocation	0.750%	0.700%	0.675%	0.650%	0.625%
1290 VT Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
1290 VT GAMCO Mergers & Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
1290 VT GAMCO Small Company Value	0.750%	0.700%	0.675%	0.650%	0.625%
1290 VT High Yield Bond	0.600%	0.580%	0.560%	0.540%	0.530%
1290 VT Micro Cap	0.850%	0.800%	0.775%	0.750%	0.725%
1290 VT Moderate Growth Allocation**	0.700%	0.650%	0.625%	0.600%	0.575%
1290 VT Small Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
1290 VT SmartBeta Equity	0.700%	0.650%	0.625%	0.600%	0.575%
*	Effective October 1, 2019
**	For the period from February 1, 2019 (commencement of operations) through September 30, 2019, the contractual rate of the management fee (as a percentage of the Portfolio’s average daily net assets) was as follows: 0.700% on the first $1 billion, 0.650% on the next $1 billion, 0.625% on the next $3 billion, 0.600% on the next $5 billion, and 0.575% thereafter.

The Sub-Advisers are paid by the Adviser. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Adviser, without shareholder approval. However, any amendment to an investment management agreement between FMG LLC and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management

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and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual or Annual Reports to Shareholders for the periods ended June 30 and December 31, respectively.

Administrative Fees

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program.

With respect to 1290 VT DoubleLine Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT SmartBeta Equity Portfolio, 1290 VT Socially Responsible Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio and 1290 VT DoubleLine Dynamic Allocation Portfolio (together with EQ/AB Short Duration Government Bond Portfolio, EQ/ClearBridge Large Cap Growth Portfolio, EQ/Janus Enterprise Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Capital Group Research Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/lnternational Equity Index Portfolio, EQ/lntermediate Government Bond Portfolio, EQ/lnvesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/Invesco Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, and EQ/UBS Growth and Income Portfolio, which are offered in another prospectus, and together with EQ/American Century Mid Cap Value Portfolio, EQ/Fidelity Institutional AMSM Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Invesco International Growth Portfolio, EQ/Wellington Energy Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Technology II Portfolio, EQ/MFS Utilities Series Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/Franklin Strategic Income Portfolio, EQ/PIMCO Real Return Portfolio and EQ/PIMCO Total Return Portfolio, which are offered in another prospectus), each, a “Single-Advised Portfolio,’’ for administrative services, in addition to the management fee, each Single-Advised Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $30,000 per Portfolio. The table below shows the Single-Advised Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of these Portfolios:

0.100% of the first $30 billion;
0.0975% of the next $10 billion;
0.0950% of the next $5 billion; and
0.0800% thereafter

With respect to 1290 VT Micro Cap Portfolio, 1290 VT Convertible Securities Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Moderate Growth Allocation Portfolio, and 1290 VT Small Cap Value Portfolio (together with EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and Multimanager Technology Portfolio (each, a “Hybrid Portfolio”), EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Legg Mason Moderate Allocation Portfolio, and the ATM Portfolios (the “ATM Portfolios” are ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio and EQ/International Managed Volatility Portfolio), which are offered in another prospectus), and together with the Allocation

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Portfolios (the “Allocation Portfolios,” which are offered in another prospectus, are EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/All Asset Growth Allocation Portfolio and EQ/Franklin Templeton Allocation Managed Volatility Portfolio), for administrative services, in addition to the management fee, each of the Portfolios pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the portfolios of the EQ Premier VIP Trust, which are also managed by FMG LLC and which are offered in another prospectus, are aggregated with the assets of the Portfolios referenced in this paragraph. The table below shows the asset-based administration fee rates based on aggregate average daily net assets of these Portfolios:

0.140% of the first $60 billion;
0.110% of the next $20 billion;
0.0875% of the next $20 billion; and
0.0800% thereafter

Expense Limitation Agreement

In the interest of limiting through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
1290 VT DoubleLine Opportunistic Bond**	N/A	0.95%*	0.70%*
1290 VT DoubleLine Dynamic Allocation	N/A	1.20%*	0.95%*
1290 VT Convertible Securities**	N/A	1.15%*	0.90%*
1290 VT GAMCO Small Company Value	1.10%	1.10%	0.85%
1290 VT Small Cap Value	N/A	1.15%	0.90%
1290 VT Equity Income	0.95%	0.95%	0.70%
1290 VT Energy	N/A	0.90%*	0.65%*
1290 VT High Yield Bond	N/A	1.00%	0.75%
1290 VT Low Volatility Global Equity	N/A	0.90%*	0.65%*
1290 VT Micro Cap	N/A	1.15%	0.90%
1290 VT Moderate Growth Allocation	N/A	1.10%*	0.85%*
1290 VT Multi-Alternative Strategies	N/A	1.65%*	1.40%*
1290 VT Natural Resources	N/A	0.90%	0.65%
1290 VT Real Estate	N/A	0.90%	0.65%
1290 VT SmartBeta Equity	N/A	1.15%	0.90%
1290 VT Socially Responsible	1.15%	1.15%	0.90%
*	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.
**	Effective October 1, 2019

The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses. The Adviser’s selection of Underlying ETFs may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

Payments or waivers will increase returns and yield, and reimbursement of payments or waivers will decrease returns and yield.

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3. More information on strategies, risks, benchmarks and Underlying ETFs

Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

Each Portfolio, except the 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Socially Responsible Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT Moderate Growth Allocation Portfolio and 1290 VT DoubleLine Dynamic Allocation Portfolio, has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “About the Investment Portfolios”. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio. As applicable, to the extent a Portfolio invests in securities of other investment companies or investment vehicles (such as exchange-traded funds), it takes into consideration the investment policies of such investment companies and investment vehicles at the time of investment in determining compliance with its 80% policy.

Concentration Policies

The 1290 VT Energy Portfolio will concentrate its investments in companies engaged in activities in the energy group of industries. The 1290 VT Natural Resources Portfolio will concentrate its investments in the natural resources group of industries. The 1290 VT Real Estate Portfolio will concentrate its investments in the real estate group of industries. Each Portfolio’s concentration policy is a fundamental policy and may not be changed without a shareholder vote.

The 1290 VT Socially Responsible Portfolio, 1290 VT Natural Resources Portfolio and 1290 VT Real Estate Portfolio seek to achieve a total return before expenses that approximates the total return performance of a particular index, and will generally be concentrated in an industry or group of industries to the extent the index concentrates in a particular industry or group of industries.

Underlying ETFs

The 1290 VT Low Volatility Global Equity Portfolio, the 1290 VT Moderate Growth Allocation Portfolio, the 1290 VT Energy Portfolio, and the 1290 VT Multi-Alternative Strategies Portfolio (“the ETF Portfolios”) invest primarily in securities issued by the Underlying ETFs. Accordingly, each ETF Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. In general, the Underlying ETFs are designed to provide investment results corresponding to an index of securities. The ETF Portfolios may also invest in actively managed Underlying ETFs. The Underlying ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some Underlying ETFs may have a limited operating history, and information may be lacking regarding the actual performance and trading liquidity of these Underlying ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which the Underlying ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting the Underlying ETFs occur in the future, the liquidity and value of the assets of each of these ETF Portfolios, and thus the value of these ETF Portfolios’ shares, also could be substantially and adversely affected.

Generally, the ETF Portfolios’ investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the ETF Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The ETF Portfolios may rely on these exemptive orders in investing in ETFs.

The Underlying ETFs in which the ETF Portfolios currently may invest are listed below. This list may change from time to time at the discretion of the Adviser. The ETF Portfolios will not necessarily invest in every Underlying ETF at one time. Additional information regarding the Underlying ETFs is included in their current prospectuses.

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1290 VT Low Volatility Global Equity Portfolio

Domestic Equity

iShares® Core S&P Total U.S. Stock Market ETF

iShares® Edge MSCI Min Vol USA ETF

iShares® Edge MSCI Min Vol USA Small-Cap ETF

Invesco® S&P 500® Low Volatility ETF

Invesco® S&P 500® High Dividend Low Volatility ETF

Invesco® S&P MidCap Low Volatility ETF

Invesco® S&P SmallCap High Dividend Low Volatility ETF

Invesco® S&P SmallCap Low Volatility ETF

SPDR® SSGA US Large Cap Low Volatility Index ETF

SPDR® SSGA US Small Cap Low Volatility Index ETF

Vanguard S&P 500 ETF

Emerging Equity

iShares® Core MSCI Emerging Markets ETF

iShares® Edge MSCI Min Vol Emerging Markets ETF

Invesco® S&P Emerging Markets Low Volatility ETF

Vanguard FTSE Emerging Markets ETF

Global Equity

iShares® Edge MSCI Min Vol Global ETF

International Developed Equity

iShares® Core MSCI EAFE ETF

iShares® Edge MSCI Min Vol EAFE ETF

Invesco® S&P International Developed Low Volatility ETF

Invesco® S&P International Developed High Dividend Low Volatility ETF

Vanguard FTSE Developed Markets ETF

1290 VT Multi-Alternative Strategies Portfolio

Absolute Return

ProShares Hedge Replication ETF

Commodities

iShares® MSCI Global Agriculture Producers ETF

Invesco® DB Agriculture Fund

Invesco® DB Commodity Index Tracking Fund

Invesco® DB Energy Fund

iShares® Commodities Select Strategy ETF

Convertible Securities

SPDR® Bloomberg Barclays Convertible Securities ETF

iShares® Convertible Bond ETF

Currency

Invesco® DB G10 Currency Harvest Fund

Global Real Estate

Vanguard Global ex-U.S. Real Estate Index Fund

iShares® Core U.S. REIT ETF

Managed Futures

WisdomTree® Managed Futures Strategy Fund

JPMorgan Managed Futures Strategy ETF

ProShares Managed Futures Strategy ETF

Event Driven

IQ Merger Arbitrage ETF

JPMorgan Event Driven ETF

ProShares Merger ETF

Multi-Strategies

JPMorgan Diversified Alternatives ETF

Precious and Base Metals

Invesco® DB Base Metals Fund

Invesco® DB Gold Fund

Invesco® DB Precious Metals Fund

Invesco® DB Silver Fund

SPDR® S&P Metals & Mining ETF

Real Return

iShares® TIPS Bond ETF

Vanguard Short-Term Inflation-Protected Securities ETF

Long/Short Equity

JPMorgan Long/Short ETF

ProShares RAFI Long/Short

WisdomTree® Dynamic Long/Short U.S. Equity Fund

1290 VT Energy Portfolio

The Energy Select Sector SPDR® Fund

iShares® U.S. Energy ETF

iShares® U.S. Oil Equipment & Services ETF

iShares® Global Clean Energy ETF

iShares® MSCI Global Energy Producers ETF

iShares® Global Energy ETF

iShares® North American Natural Resources ETF

iShares® U.S. Oil & Gas Exploration & Production ETF

Invesco® CleantechTM ETF

Invesco® DB Energy Fund

Invesco® DB Oil Fund

Invesco® Dynamic Energy Exploration & Production ETF

Invesco® DWA Energy Momentum ETF

Invesco® Dynamic Oil & Gas Services ETF

Invesco® Global Clean Energy ETF

Invesco® S&P SmallCap Energy ETF

Invesco® WilderHill Clean Energy ETF

SPDR® S&P Global Natural Resources ETF

SPDR® S&P Oil & Gas Equipment & Services ETF

SPDR® S&P Oil & Gas Exploration & Production ETF

Vanguard Energy ETF

1290 VT Moderate Growth Allocation Portfolio

US Large Cap

iShares® Core S&P 500 ETF

Vanguard 500 Index Fund ETF

Vanguard Large-Cap Index Fund ETF

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US Mid Cap

iShares® Core S&P Mid-Cap ETF

Vanguard Mid-Cap Index Fund ETF

US Small Cap

iShares® Core S&P Small-Cap ETF

iShares® Russell 2000 ETF

Vanguard Small-Cap Index Fund ETF

International Developed

iShares® MSCI EAFE ETF

iShares® Core MSCI EAFE ETF

SPDR® Portfolio Developed World ex-US ETF

Investment Grade

iShares® iBoxx $ Investment Grade Corporate Bond ETF

Vanguard Intermediate-Term Corporate Bond ETF

Vanguard Total Corporate Bond ETF

SPDR Portfolio Corporate Bond ETF

Short-Term Treasury

SPDR Bloomberg Barclays 1-3 Month T-Bill ETF

iShares Short Treasury Bond ETF

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BIT”). Neither BIT nor the iShares® Funds make any representations regarding the advisability of investing in any of the funds listed above.

Invesco® is a registered trademark of Invesco Capital Management LLC (“Invesco”). Neither Invesco nor the Invesco® Funds make any representations regarding the advisability of investing in any of the funds listed above.

SPDR® is used under license from Standard & Poor’s Financial Services LLC (“S&P”), a division of S&P Global. S&P makes no representation or warranty regarding the advisability of investing in any of the funds listed above.

Indexing Strategies

As discussed in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by the Sub-Advisers of these Portfolios (or portions thereof) in pursuing these objectives.

The Sub-Adviser to a Portfolio or portion thereof that seeks to track the total return performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio or portion. Rather, the Sub-Adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for a Portfolio or portion thereof based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

In addition, during any period when the Adviser or the Sub-Adviser to a Portfolio determines that it would be impracticable or uneconomical for a Portfolio to invest its assets in accordance with its primary investment policies (e.g., the Portfolio does not have sufficient assets to buy all of the securities in a particular broad-based index and to manage those assets in an efficient manner), the Portfolio may pursue its investment strategy by investing in other portfolios, as consistent with the Portfolio’s investment policies and strategies, including portfolios managed by the Adviser to the extent permitted by statute or regulation.

Allocation Strategies

Hybrid Portfolios

As described in this Prospectus, the Adviser allocates the assets of the Hybrid Portfolios among two or more portions of those Portfolios, each of which is managed using different yet complementary investment strategies.

Each allocation percentage for the Hybrid Portfolios is an asset allocation target established by FMG LLC intended to achieve the Hybrid Portfolio’s investment objective and may be changed without shareholder approval. Each Portion of a Hybrid Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Hybrid Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of a Hybrid Portfolio as it deems appropriate. To the extent that a Hybrid Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategy.

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Allocation Portfolio

As described in this Prospectus, by adjusting investment exposure among the various asset classes in the 1290 VT Moderate Growth Allocation Portfolio, the Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. The 1290 VT Moderate Growth Allocation Portfolio may gain or adjust exposure to each asset class either through transactions in Underlying ETFs or through other instruments, including derivatives.

Active Management Strategies

With respect to Portfolios that utilize active management strategies, a Sub-Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “Investments, Risks and Performance” for each Portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also generally prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Information about the Investment Strategies

The following provides additional information regarding the principal investment strategies discussed in the “About the Investment Portfolios — Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Alternative Investments. Under normal market conditions, the 1290 VT Multi-Alternative Strategies Portfolio allocates substantially all of its assets to Underlying ETFs that invest primarily in alternative asset categories and strategies. Alternative investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments use a different approach to investing than do traditional investments. This approach may involve, for example, seeking excess returns that are not tied to traditional investment benchmarks (e.g., absolute return and real return strategies); taking both long and short positions on securities believed to be significantly under- or over-priced (e.g., long/short equity); taking both long and short positions in futures contracts (e.g., managed futures); seeking to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, or other special situations (e.g., merger arbitrage); or using derivatives or hedging strategies. This approach also may involve investing in a variety of alternative strategies (e.g., multi strategies). Many alternative investment strategies are designed to help reduce the role of overall market direction in determining return.

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Bank Loans. A Portfolio may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Cash and Short-Term Investments. A Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of, as applicable, being allocated to an Underlying ETF) as deemed appropriate by the investment manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

A Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Strategies — Securities of Other Investment Companies.”

Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities. Certain Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its senior debt obligations. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Currency. A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives. A Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the

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likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps, credit default swaps and contracts for difference) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments or other liquid assets, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Enhanced Convertible Securities. In addition to “plain vanilla” convertible securities, the 1290 VT Convertible Securities Portfolio may invest in a number of different structures that have been created to fit the characteristics of specific investors and issuers. Examples of these features include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer’s perspective, enhanced structures are designed to meet balance sheet criteria, maximize interest/dividend payment deductibility and reduce equity dilution. Examples of enhanced convertible securities include, but are not limited to, mandatory convertible securities, “equity-linked” securities, and convertible trust preferred.

Equity Securities. Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange-Traded Funds (“ETFs”). A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. ETFs also may be actively managed. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities. A Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

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Futures. A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which a Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because a Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, a Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.

Illiquid Investments. Each Portfolio may invest up to 15% of its net assets in illiquid investments. Illiquid investment means any investment the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Inflation-Indexed Bonds. A Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure for Treasury inflation-indexed bonds. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is taxable as ordinary income in the taxable year of the increase to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes, even though it does not receive the principal until maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective

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(nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Bloomberg Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on Portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Inverse Floaters. Certain Portfolios may invest in inverse floaters. Inverse floaters are securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate or an alternative reference rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities.

Investment Grade Securities. A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Sub-Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, and may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Large-Cap Companies. A Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Loan Participations and Assignments. Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap, Small-Cap and Micro-Cap Companies. A Portfolio may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities. A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein

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but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Non-Investment Grade Securities. Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s or determined by the applicable Sub-Adviser to be of comparable quality) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade debt securities, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value.

Options. A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in a Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, a Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks. A Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Real Estate Investment Trusts (“REITs”). Certain Portfolios may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate and are defined by the Federal tax laws. A REIT is not subject to Federal corporate income tax, provided it complies with a number of Internal Revenue Code requirements, including distributing a significant portion of its net income to shareholders. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided certain requirements are met.

Securities of Other Investment Companies. Certain Portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of those investment companies.

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Short Sales. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a Portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, a Portfolio will make a profit by purchasing the security in the open market at a price lower than the price at which it sold the security. If the price of the security rises, a Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Swaps. A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio (except the Portfolios that seek to track the performance (before fees and expenses) of a particular securities market index) may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment objective. In addition, each Hybrid Portfolio may vary from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Each Portfolio follows a distinct set of investment strategies. Consequently, each Portfolio may be subject to different risks. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “About the Investment Portfolios — Investments, Risks, and Performance — Principal Risks.” However, other factors may also affect a Portfolio’s investment results. There is no assurance that a Portfolio will achieve its investment objective(s) or that it will not lose value.

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To the extent an ETF Portfolio invests in Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, foreign securities, or alternative investments), the performance of the ETF Portfolio will be subject to the risks of investing in such securities or other instruments. The Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors. Some of the risks, including principal risks of investing in the Underlying ETFs, are discussed below. More information about the Underlying ETFs is available in their respective prospectuses. Because each ETF Portfolio invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments. In this section, the term “Portfolio” may include an ETF Portfolio, an Underlying ETF, or both.

Principal Investment Risks: As indicated in “About the Investment Portfolios – Investments, Risks, and Performance — Principal Risks,” a Portfolio may be subject to the following principal risks. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect a Portfolio’s performance.

Asset Allocation Risk: The investment performance of an allocation Portfolio depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause a Portfolio to lose value, may not produce the desired results, or may cause a Portfolio’s results to lag relevant benchmarks or other portfolios with similar investment objectives. For example, weighting equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, weighting debt securities too heavily during a period of stock market appreciation may result in lower total return.

Alternative Investment Risk: To the extent a Portfolio invests in Underlying ETFs that invest in non-traditional (alternative) investments, the Portfolio will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (stocks, bonds, and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, and are generally more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. In addition, the performance of alternative investments may be more dependent on the Adviser’s experience and skill than the performance of traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to a Portfolio.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, a Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Portfolio’s performance due to missed investment opportunities and may also subject a Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Collateralized Debt Obligations Risk: Collateralized debt obligations (“CDOs”) involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The risks of an investment in a CDO also depend in part on the quality and type of the collateral and the class or “tranche” of the CDO in which a Portfolio invests. Normally, collateralized bond obligations, collateralized loan obligations, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid under a Portfolio’s liquidity policies. CDOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default, particularly during periods of economic downturn; (c) the possibility that a Portfolio

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may invest in CDOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CDOs also can be difficult to value, and the use of CDOs may result in losses to a Portfolio.

Commodity Risk: Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, domestic and foreign political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. The frequency, duration and magnitude of such changes cannot be predicted. The prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments, which may impair the ability of a Portfolio to sell or realize the full value of such investments in the event of the need to liquidate such investments.

Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may adversely affect a Portfolio’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, but a Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. To the extent a Portfolio invests in convertible securities issued by small- or mid-cap companies, it also will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can

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make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Counterparty Risk: A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Credit Risk: A Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events, and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact a Portfolio’s investments or investment process.

Derivatives Risk: A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Examples of derivative instruments include, among others, futures contracts, options contracts, options on futures contracts, forward contracts, and swaps. Particular derivative instruments that a Portfolio may use are described under “Investments, Risks, and Performance — Principal Investment Strategies” in this Prospectus. The following provides a more general discussion of important risk factors (e.g., management risk, leveraging risk, liquidity risk, market and interest rate risk, counterparty and credit risk, and other risks) relating to all derivative instruments that a Portfolio may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.

Management Risk: Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Leveraging Risk: Derivatives may be leveraged such that a small investment can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and a Portfolio could lose more than the amount it invested. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in

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derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. Some derivatives can have the potential for unlimited losses.

Liquidity Risk: It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. When a Portfolio uses derivatives, it likely will be required to provide margin or collateral and/or segregate cash or other liquid assets. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets also could limit a Portfolio’s ability to pursue other opportunities as they arise.

Market and Interest Rate Risk: Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Portfolio’s derivatives positions could lose value. Derivatives may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Portfolio investments.

Counterparty and Credit Risk: A Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent a Portfolio has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.

Other Risks: Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful. Derivatives also may involve fees, commissions, or other costs that may reduce a Portfolio’s gains or exacerbate its losses from the derivatives.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Legislative and regulatory developments may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise

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adversely impact the performance and value of derivatives. Such developments may also impact a Portfolio’s ability to invest, or remain invested, in certain derivatives and subject a Portfolio to additional recordkeeping and reporting requirements. For example, future regulations may require a Portfolio to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Portfolio’s derivatives transactions. The Adviser or a Sub-Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of a Portfolio. Legislation or regulation may also change the way in which a Portfolio itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

A discussion of additional risks associated with particular derivative instruments follows:

Futures Contract Risk: There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

Options Contract Risk: By writing put options, a Portfolio takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When a Portfolio writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and a Portfolio is not able to close out its written put options, it may result in substantial losses to the Portfolio. By writing a call option, a Portfolio may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, a Portfolio must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. When a Portfolio writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that a Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Portfolio purchased the instrument and the strike price of the option. A Portfolio will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that a Portfolio has purchased is never exercised or closed out, the Portfolio will lose the amount of the premium it paid and the use of those funds.

Forward Contract Risk: There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Swaps Risk: Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Portfolio is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that a Portfolio is contractually entitled to receive. As a seller of a credit default swap, a Portfolio effectively adds economic leverage because, in addition to its total net assets, the Portfolio is subject to investment exposure on the entire notional amount of the contract. See “Leveraging Risk” above. Additionally, holding a position in a credit default swap could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

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Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Companies Risk: A Portfolio may invest in distressed debt securities, including loans, bonds and notes, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. A Portfolio may lose a substantial portion or all of its investment in such securities or it may be required to accept cash, securities or other property with a value less than the Portfolio’s original investment. Defaulted debt securities involve risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Dividend Risk: Dividends received on common stocks are not fixed but are paid at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which a Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. A sharp rise in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend.

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could result in a material adverse impact to a Portfolio’s holdings and the performance of a Portfolio. In addition, there is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in the fossil fuel industry and the prices of related commodities. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities generally have greater price volatility than fixed income securities.

ESG Considerations Risk: Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to a Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect a Portfolio’s

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exposure to certain sectors or types of investments and may impact a Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause a Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of a Portfolio’s ESG considerations will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues. A Portfolio may invest in companies that do not reflect the values and beliefs of any particular investor.

Exchange-Traded Funds (“ETFs”) Risk: A Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. A Portfolio does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results.

Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio using such a focused investment strategy may experience greater performance volatility than a Portfolio that is more broadly invested.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital,

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resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, war or other political or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures or intervene in the financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging market country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on

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foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. Withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant market disruption globally and introduce new legal and regulatory uncertainties.

The United Kingdom (the “UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. During a transition period that will extend to December 2020, and that can be extended for an additional period, the UK will have access to the EU single market and be subject to EU regulation. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of a Portfolio’s investments.

Geographic Concentration Risk: A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse economic, political, social, currency, or regulatory developments. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, fires,

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droughts or tsunamis and are economically sensitive to environmental events. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries.

International Fair Value Pricing Risk: A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Portfolio’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that the use of fair value pricing will limit a Portfolio’s ability to implement its investment strategy (e.g., reduce the volatility of the Portfolio’s share price) or achieve its investment objective.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Trade Suspensions Risk: Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities or instruments, the Portfolio’s ability to liquidate its positions may be compromised and the Portfolio could incur significant losses.

Government Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and government sponsored enterprises (“GSEs”) (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)), are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or repayment of principal. This would result in losses to a Portfolio. Securities issued or guaranteed by GSEs are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and repayment of principal

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on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio.

Index Strategy Risk: A Portfolio (or a portion thereof) that employs an index strategy generally invests in all of the securities included in (or “replicates”) an index or invests in a representative sampling of such securities, regardless of market trends, to seek to track the performance of an unmanaged index of securities, whereas an actively managed Portfolio (or portion thereof) typically seeks to outperform a benchmark index. A Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent the companies represented in the index are concentrated in particular sectors or industries, a Portfolio will be subject to investment concentration risk. In addition, although the index strategy attempts to closely track the relevant index, a Portfolio may not invest in all of the securities in the index. Also, unlike index performance, a Portfolio’s performance will be reduced by its fees and expenses. Cash flow into and out of a Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match or achieve a high degree of correlation to that of the relevant index. Tracking error may cause a Portfolio’s performance to be less than expected. In addition, to the extent a Portfolio’s investments track the relevant index, the Portfolio may underperform other portfolios that invest more broadly.

To the extent a Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index. A Portfolio’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development with respect to an issuer of securities held by the Portfolio could result in a greater decline in net asset value than would be the case if the Portfolio held all of the securities in the index.

To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, a Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Portfolio may have no income at all from such investments.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of a Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of a Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.

A significant or rapid rise in interest rates could result in losses to a Portfolio. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates.

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Inverse Floaters Risk: Inverse floaters are securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. Inverse floaters typically involve leverage, which can magnify a Portfolio’s losses; accordingly, the holder of an inverse floater could lose more than its principal investment.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics and may possess certain speculative characteristics.

Investment Strategy Risk: The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A Portfolio comprised of stocks intended to reduce exposure to uncompensated risk may not necessarily be less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Portfolio investments may exhibit higher volatility than expected or underperform the markets. A Portfolio’s strategy may result in the Portfolio underperforming the general securities markets, particularly during periods of strong positive market performance.

Investment Style Risk: A Portfolio may use a particular style or set of styles, for example, growth or value investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Portfolio using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Portfolio also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Portfolio using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

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Large Shareholder Risk: A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to a Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that a Portfolio pays to engage in these practices are additional costs borne by the Portfolio and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Portfolio compared with what it would have been had the Portfolio not used leverage. There can be no assurance that a Portfolio’s use of any leverage will be successful. When a Portfolio utilizes certain of these practices, it must comply with certain asset segregation requirements, which at times may require the Portfolio to dispose of some of its holdings at an unfavorable time or price. The need to segregate assets also could limit a Portfolio’s ability to pursue its objectives or other opportunities as they arise.

LIBOR Risk: Trillions of dollars’ worth of financial products and contracts around the world, including some of the Portfolios’ investments, utilize the London Interbank Offered Rate (or “LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is produced daily by averaging the rates reported by a number of banks. LIBOR may be a significant factor in determining a Portfolio’s payment obligations under a derivative investment, the cost of financing to a Portfolio, or an investment’s value or return to a Portfolio, and may be used in other ways that affect a Portfolio’s investment performance. Current plans call for LIBOR to be phased out by the end of 2021. Financial industry groups have begun planning for a transition to the use of a different reference or benchmark rate, but there are obstacles to converting certain securities and transactions to a new reference or benchmark rate. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Portfolio’s performance or net asset value. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unreliable or is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio. Any pricing adjustments to a Portfolio’s investments resulting from an alternative reference or benchmark rate may also adversely affect the Portfolio’s performance and/or net asset value.

Liquidity Risk: From time to time, there may be little or no active trading market for a particular investment in which a Portfolio may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular

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industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and a Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. A Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a similar investment at the same time as a Portfolio could decrease the liquidity of such an investment, especially during periods of market stress. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Rule 22e-4 under the Investment Company Act mandates certain liquidity risk management practices for open-end funds (excluding money market funds), including the Portfolios. Among other things, the rule requires open-end funds, including the Portfolios, to establish, and the Portfolios have established, a liquidity risk management program to assess, manage, and periodically review the Portfolios’ liquidity risk, based on certain factors specified in the rule. The program is intended to reduce liquidity risk, but it may not work as intended. Analyses, judgments and decisions made in connection with administering the program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the rule may increase a Portfolio’s expenses, may negatively affect a Portfolio’s yield and return potential, and may not reduce a Portfolio’s liquidity risk.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair a Portfolio’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

A Portfolio’s investments in loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer a Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which a Portfolio may invest may be

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made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a Portfolio’s Sub-Adviser may be required to rely exclusively on its own analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants (or “maintenance covenants”) that dictate certain minimum and maximum financial performance levels. Certain types of loans contain fewer maintenance covenants than traditional loans (or no maintenance covenants at all) and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Portfolio’s ability to reprice credit risk associated with the borrower and reduce a Portfolio’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Portfolio’s exposure to losses on these types of loans may be increased, especially during a downturn in the credit cycle.

A Portfolio may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. A Portfolio may also purchase a participation in a loan interest that is held by another party. When a Portfolio’s loan interest is a participation, the Portfolio may have less control over the exercise of remedies than the party selling the participation interest, and the Portfolio normally would not have any direct rights against the borrower. It is possible that a Portfolio could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Market Risk: A Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation, changes in interest rates or currency rates, lack of liquidity in the markets, or adverse investor sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Changes in value may be temporary or may last for extended periods. A Portfolio may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual

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companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Furthermore, scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Portfolio investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

In addition, markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

Certain money market funds are institutional money market funds, which means that the net asset value of the fund’s shares will “float”. A money market fund with a floating net asset value does not maintain a stable $1.00 net asset value per share; rather, its net asset value will fluctuate with changes in the values of the securities in which the fund invests. An institutional money market fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

Mortgage-Related and Other Asset-Backed Securities Risk:

Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and

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defaults by the issuers of mortgage-related and other asset-backed securities may decrease the value of such securities, which could result in losses to a Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

If a Portfolio purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.

Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.

Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During

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periods of market stress or high redemptions, a Portfolio may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.

Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks.

Natural Resources Sector Risk. The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

New Portfolio Risk: Certain Portfolios may be relatively new and small with limited operating history. A new Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long-term and a Portfolio may not be successful in implementing its respective investment strategies. Portfolio performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Portfolio is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new Portfolios. There can be no assurance that such Portfolios will grow to or maintain an economically viable size, which could result in a Portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Diversified Portfolio Risk: A non-diversified Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Non-Investment Grade Securities Risk: Bonds rated below BBB by S&P or Fitch or below Baa by Moody’s or, if unrated, determined by the investment manager to be of comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. The credit rating of a below investment grade

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security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative.

Oil and Gas Sector Risk: The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs, and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). As a result, the value of these companies may fluctuate widely. Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Portfolio Management Risk: A Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected, possibly for quite some time, which could adversely affect decision making for a Portfolio, as well as a Portfolio’s operations or performance. There can be no assurance that the use of these technologies will result in effective investment decisions for a Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return. A Portfolio that adopts new investment objectives or policies or portfolio management strategies, has a new or an additional Sub-Adviser, and/or undergoes a reorganization with another Portfolio may experience substantially increased portfolio turnover due to the differences between the Portfolio’s previous and current investment objectives and policies and portfolio management strategies.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that a Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the issuer of a security held by a Portfolio may pay off principal more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Falling interest rates generally result in quicker payoffs as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the issuer of a security held by a Portfolio may pay off principal more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities and heighten interest

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rate risk. Additionally, a Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to a Portfolio. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which a Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Portfolio’s net asset value.

Quantitative Investing Risk: A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A Portfolio’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, A Portfolio may have a lower return than if the Portfolio were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a Portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may

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have adverse consequences on an investing Portfolio. Similar treatment may also apply to REIT-like entities under the laws of the countries in which they were formed. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Redemption risk also is greater to the extent that one or more investors control a large percentage of investments in a Portfolio, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risks of Investing in Other Investment Companies: A Portfolio that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular investment company will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the investment company, which will vary. A Portfolio does not control the investments of the other investment companies, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The other investment companies may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the investment company at a time and price that is unfavorable to the Portfolio.

Risks Related to Investments in Underlying ETFs: A Portfolio that invests in Underlying ETFs will indirectly bear fees and expenses paid by those Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect a Portfolio’s performance. In addition, the Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. In addition, because each Underlying ETF is managed independently, the same security may be held by different Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary. A Portfolio does not control the investments of the Underlying ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The Underlying ETFs may change their investment objectives or policies without

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the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results.

Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Sector Risk: To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending Risk: A Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to seek income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. government or its agencies, or a standby letter of credit issued by qualified banks. A Portfolio could lose money on its investment of cash collateral. To the extent that portfolio securities acquired with such collateral have decreased in value, it may result in a Portfolio realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into a Portfolio. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral) or in the recovery of the loaned securities, or possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities. Securities loans are subject to termination by a Portfolio (lender) or a borrower at any time. If a Portfolio terminates a securities loan, it will forego any income on the loan after the termination. Loans will be made only to firms deemed by the Adviser to be of good standing and approved by the Board and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between

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the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Portfolio. When a Portfolio is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Special Situations Risk: A Portfolio may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes a longer time to close than a Sub-Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Technology Sector Risk: The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Variable and Floating Rate Securities Risk: The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or an alternative reference rate. Such a floor protects

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a Portfolio from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Portfolio may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in a Portfolio’s value to the extent that it invests in variable rate securities.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to a Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing certain Portfolios. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when a Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns. The result of a Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of a Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement a Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose a Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose a Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. When equity exposure is reduced, a lack of correlation between the changes in the value of the futures contracts or other instruments used in connection with the volatility management strategy and the value of a Portfolio’s other equity investments (if any) being hedged could result in losses. Any one or more of these factors may prevent a Portfolio from achieving the intended volatility management or could cause a Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in a Portfolio, may result in underperformance by a Portfolio. For example, if a Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. A Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used. In addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies.

Volatility Risk. The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that a

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Portfolio may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, a Portfolio’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Additional Information about Risks: Additional information that may be associated with a Portfolio’s principal risks but that may not be principal to a Portfolio’s investment strategies follows. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect a Portfolio’s performance.

Banking Industry Sector Risk: To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Concentration Risk: If an Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Financial Services Sector Risk: To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Industrials Sector Risk: The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of a Portfolio.

Information Technology Sector Risk: Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of a Portfolio.

Infrastructure Sector Risk. Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources,

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technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products. In addition, infrastructure companies may be adversely affected by government regulation or world events (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social or labor unrest, or violence) in the regions in which the companies operate. Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. In addition, the failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure companies may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes, fires, and terrorist acts. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At times, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities allocated to any one portfolio may decrease. To the extent a Portfolio with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on such a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as such a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Listed Private Equity Company Risk: Listed private equity companies include publicly traded vehicles whose purpose is to invest in privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investing in less mature privately held companies involves greater risk than investing in well-established, publicly-traded companies.

Multiple Sub-Adviser Risk: The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect a Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of a Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of a Portfolio. Because each Sub-Adviser directs the trading for its own portion of a Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Repurchase Agreements Risk: Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a

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repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Structured Securities Risk: Because structured securities of the type in which a Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. A Portfolio may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

Sub-Adviser Selection Risk: A Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an Affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.

Tax Risk. A Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Unseasoned Companies Risk: Unseasoned companies are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Utilities Sector Risk: The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of the Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security a Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that a Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

General Investment Risks: Each Portfolio is subject to the following general risks. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect a Portfolio’s performance.

Asset Class Risk: A Portfolio is subject to the risk that the returns from the asset classes, or types of securities, in which it invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cybersecurity and Operational Risk: A Portfolio and its service providers, and your ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Portfolio or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Portfolio and its shareholders.

The occurrence of any of these problems could result in a loss of information, the inability to process Portfolio transactions or calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or Portfolio service providers to identify all of the cybersecurity or other operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, leading to significant loss of value. A Portfolio may incur substantial costs to prevent or address cybersecurity incidents in the future.

Insurance Fund Risk: The Portfolios are available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and modeling tools used to manage, a Portfolio (e.g., with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the modeling tools used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or modeling tools and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more

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predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates may be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Recent Market Conditions Risk: An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Portfolios invest, and on the overall performance of a Portfolio.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Portfolios invest, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus

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initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser or a sub-adviser relies, and could otherwise disrupt the ability of a Portfolio’s service providers to perform essential tasks. Such impacts could impair a Portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Portfolio’s service providers, and negatively impact a Portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which certain Portfolios invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus and by price competition among key oil producing countries.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a Portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Portfolio that uses the fund as an investment option for the Portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European

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Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are subject to negotiation. During a transition period that will extend to December 2020, and that can be extended for an additional period, the United Kingdom will have access to the EU single market and be subject to EU regulation. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

Regulatory Risk: Each Portfolio is subject to a variety of laws and regulations that govern its operations. Each Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”) and is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws or regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, may impact the Portfolio’s investment policies or strategies, or may reduce the attractiveness of an investment. A Portfolio also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward. A Portfolio also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations.

Risk Management: The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Valuation Risk: The price at which a Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets

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on which they are traded but before a Portfolio determines its net asset value. A Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

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Benchmarks

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return is net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

A Portfolio’s investment performance will change over time with the value of its underlying investments, and recent performance may differ significantly from performance for the time periods shown in this Prospectus.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

ICE BofA US Convertible Index (formerly known as the BofA Merrill Lynch All U.S. Convertibles Index) consists of U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofA US High Yield Index (formerly known as the BofA Merrill Lynch U.S. High Yield Master II Index) tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

ICE BofA 3-Month U.S. Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

Energy Select Sector Index is a highly liquid sector benchmark which tracks the Global Industry Classification Standard (GICS®) Energy sector of the S&P 500® Index.

FTSE EPRA/NAREIT Developed Index is designed to measure the performance of listed real estate companies and REITs worldwide.

Morgan Stanley Capital International (MSCI) KLD 400 Social Index is a capitalization weighted index of 400 US securities that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts.

Morgan Stanley Capital International (MSCI) AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 26 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility Index (formerly known as Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (USD) (Net) Index) aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 26 emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index.

Morgan Stanley Capital International (MSCI) World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

MSCI World Commodity Producers (Net) Index is a free float-adjusted market capitalization weighted index designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-

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to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell Microcap® Index measures the performance of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap, which represents less than 3% of the U.S. equity market. It is market-capitalization weighted.

Standard & Poor’s Long-Only Merger Arbitrage Index seeks to model a risk arbitrage strategy that exploits commonly observed price changes associated with mergers. The index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the S&P 500® Index at a weighting of 60% and the Bloomberg Barclays U.S. Aggregate Bond Index at a weighting of 40%.

“Blended” performance numbers assume a static mix of the indexes. The Adviser believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

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Information Regarding the Underlying ETFs

The tables below provide information regarding the Underlying ETFs in which the 1290 VT Energy Portfolio, the 1290 VT Low Volatility Global Equity Portfolio, the 1290 VT Multi-Alternative Strategies Portfolio and the 1290 VT Moderate Growth Allocation Portfolio currently may invest, including principal investment objectives, principal investment strategies and principal investment risks identified by the Underlying ETFs. If you would like more information about the Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional. The information below is derived from disclosures contained in each Underlying ETF’s Prospectus. The Adviser makes no representations regarding the accuracy or completeness of this information.

The Adviser may add new Underlying ETFs or replace existing Underlying ETFs without notice or shareholder approval. The Adviser’s selection of Underlying ETFs may have a positive or negative impact on its revenues and/or profits.

Below is a list of the Underlying ETFs in which the 1290 VT Multi-Alternative Strategies Portfolio and 1290 VT Low Volatility Global Equity Portfolio currently may invest.

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

ABSOLUTE RETURN
ProShares Hedge Replication ETF	Seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model-Exchange Series.	The fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Merrill Lynch Factor Model-Exchange Series (“Benchmark”). The Benchmark, established by Merrill Lynch International, seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index.

•  Risks Associated with the Use of Derivatives

•  Benchmark Performance Risk

•  Correlation Risk

•  Counterparty Risk

•  Debt Instrument Risk

•  Early Close/Late Close/Trading Halt Risk

•  Equity and Market Risk

•  Exposure to Foreign Currency Risk

•  Foreign Investments/Emerging Market Risk

•  Liquidity Risk

•  Long/Short Risk

•  Market Price Variance Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

•  Short Sale Exposure Risk

•  Tax Risk

•  Valuation Risk

•  Large-Cap Company Investment Risk

•  U.S. Treasury Market Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

COMMODITIES
iShares® MSCI Global Agriculture Producers ETF	Seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture.	The fund seeks to track the investment results of the MSCI ACWI Select Agriculture Producers Investable Market Index (“Index”), which has been developed by MSCI Inc. to measure the combined performance of equity securities of companies primarily engaged in the business of agriculture in both developed and emerging markets. The fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the fund. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index.

•  Agricultural Production Industry Risk

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Materials Sector Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Agriculture and Livestock

•  Risk of Investing in Developed Countries

•  Risk of Investing in Russia

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Small-Capitalization Companies Risk

•  Small Fund Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco DB Agriculture Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Diversified Agriculture Index Excess ReturnTM over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Diversified Agriculture Index Excess Return, which is comprised of one or more underlying commodities and is intended to reflect the agricultural sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Commodity Index Tracking Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess Return, over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Diversified Commodity Index Excess Return, which is a rules-based index composed of futures contracts on 14 of the most heavily traded and important physical commodities in the world.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Energy Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Energy Index Excess ReturnTM over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Energy Index Excess Return, which is intended to reflect the energy sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Commodities Select Strategy ETF	Seeks total return by providing investors with broad commodity exposure.	The fund seeks to achieve its investment objective by investing in a combination of exchange-traded commodity futures contracts, exchange-traded options on commodity-related futures contracts and exchange-cleared commodity-related swaps, thereby obtaining exposure to the commodities markets. The fund is a actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Cash Management Risk

•  Commodity-Linked Derivatives Risk

•  Commodity Regulatory Risk

•  Commodity Risk

•  Concentration Risk

•  Counterparty Risk

•  Credit Risk

•  Cyber Security Risk

•  Derivatives Risk

•  Energy Sector Risk

•  Futures Contract Risk

•  Geographic Risk

•  Illiquid Investment Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Metals and Mining Industry Risk

•  Money Market Instruments Risk

•  National Closed Market Trading Risk

•  Operational Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Agriculture and Livestock

•  Risk of Investing in Developed Countries

•  Risk of Investing in the United States

•  Risk of Swap Agreements

•  Subsidiary Risk

•  Tax Risk

•  Valuation Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

CONVERTIBLE SECURITIES
SPDR® Bloomberg Barclays Convertible Securities ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible securities markets.	Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg Barclays US Convertible Liquid Bond Index (“Index”) and in securities that the fund’s adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Index is designed to represent the market of U.S. convertible securities, such as convertible bonds and convertible preferred stock.

•  Below Investment-Grade Securities Risk

•  Consumer Staples Sector Risk

•  Convertible Securities Risk

•  Debt Securities Risk

•  Income Risk

•  Index Strategy/Index Tracking Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Preferred Securities Risk

•  Restricted Securities Risk

•  Technology Sector Risk

•  Unconstrained Sector Risk

•  Valuation Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

iShares® Convertible Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated convertible securities, specifically cash pay bonds, with outstanding issue sizes greater than $250 million.	The fund seeks to track the investment results of the Bloomberg Barclays U.S. Convertible Cash Pay Bond >$250MM Index (the “Underlying Index”). The Underlying Index is a subset of the Bloomberg Barclays U.S. Convertibles: Cash Pay Bonds Index, which is one of the four classes of the Bloomberg Barclays U.S. Convertibles Index (i.e., cash pay, zero coupon, preferred and mandatory convertible bonds) and measures the performance of the U.S. dollar-denominated convertibles market. The Underlying Index is market capitalization-weighted and consists of only cash pay convertible bonds.

•  Agency Debt Risk

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Call Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Convertible Securities Risk

•  Credit Risk

•  Cyber Security Risk

•  High Yield Securities Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Privately-Issued Securities Risk

•  Risk of Investing in the
United States

•  Securities Lending Risk

•  Technology Sector Risk

•  Tracking Error Risk

•  Consumer Cyclical Industry Risk

•  Illiquid Investments Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

CURRENCY
Invesco DB G10 Currency Harvest Fund	Seeks to track changes, whether positive or negative, in the level of the Deutsche Bank G10 Currency Future Harvest Index® — Excess Return (“Index”), over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund invests in futures contracts in an attempt to track its Index. The Index is designed to reflect the return from investing on a 2:1 leveraged basis in long currency futures positions for certain currencies associated with relatively high yielding interest rates and in short currency futures positions for certain currencies associated with relatively low yielding interest rates.

•  Authorized Participant Concentration Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  Currency Risk

•  ETFs Risk

•  Foreign Exchange Related Products Risk

•  Futures Trading Volatility Risk

•  Interest Rate Risk

•  Leveraged Trading Risk

•  Liquidity Risk

•  Market Trading Risk

•  Passive Investment Risk

•  Tracking Error Risk

•  Not a Registered Investment Company

•  Regulatory Risk

DOMESTIC EQUITY
iShares® Core S&P Total U.S. Stock Market ETF	Seeks to track the investment results of a broad-based index composed of U.S. equities.	The fund employs an indexing investment approach designed to track the performance of the S&P Total Market Index™ (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Edge MSCI Min Vol USA ETF	Seeks to track the investment results of the MSCI USA Minimum Volatility (USD) Index, which is composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.	The fund employs an indexing investment approach designed to track the performance of the MSCI USA Minimum Volatility (USD) Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the fund. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  Volatility Risk

•  Technology Sector Risk

iShares® Edge MSCI Min Vol USA Small-Cap ETF	Seeks to track the investment results of the MSCI USA Small Cap Minimum Volatility (USD) Index, which is composed of small-capitalization U.S. equities that, in the aggregate, have lower volatility characteristics relative to the small-capitalization U.S. equity market.	The fund employs an indexing investment approach designed to track the performance of the MSCI USA Small Cap Minimum Volatility (USD) Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the fund. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index.

•  Asset Class Risk

•  Assets Under Management Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Operational Risk

•  Passive Investment Risk

•  Real Estate Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

•  Volatility Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco S&P 500® Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Index.	The fund generally will invest at least 90% of its total assets in the securities that comprise the S&P 500 Low Volatility Index (“Index”). S&P Dow Jones Indices LLC (“S&P DJI”) selects 100 securities from the S&P 500 Index for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by S&P DJI. The fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

•  Equity Risk

•  Industry Concentration Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Issuer-Specific Changes

•  Utilities Sector Risk

•  Operational Risk

Invesco S&P 500® High Dividend Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility High Dividend Index.	The fund generally will invest at least 90% of its total assets in securities that comprise the S&P 500® Low Volatility High Dividend Index (“Index”). S&P Dow Jones Indices LLC (“S&P DJI”) identifies from the S&P 500® Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector with the S&P 500® Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 50 securities with the lowest volatility over the past 12 months. The fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

•  High Dividend Paying Securities Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Market Risk

•  Market Trading Risk

•  Index Risk

•  Authorized Participant Concentration Risk

•  Issuer-Specific Changes

•  Operational Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco S&P MidCap Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Low Volatility Index.	The fund generally will invest at least 90% of its total assets in the securities that comprise the S&P MidCap 400® Low Volatility Index (“Index”). S&P Dow Jones Indices LLC (“S&P DJI”) selects for inclusion in the Index the 80 securities that it has determined have the lowest volatility over the past 12 months out of the 400 medium capitalization range securities that are contained in the S&P MidCap 400® Index. S&P DJI weights the 80 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

•  Equity Risk

•  Mid-Capitalization Company Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Real Estate Sector Risk

•  Issuer-Specific Changes

•  Operational Risk

Invesco S&P SmallCap High Dividend Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600 Low Volatility High Dividend Index.	The Fund generally will invest at least 90% of its total assets in securities that comprise the S&P SmallCap 600 Low Volatility High Dividend Index (“Index”). The Index is composed of 60 securities in the S&P SmallCap 600® Index that historically have provided high dividend yields with lower volatility. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Index reflects a concentration in that industry or group of industries.

•  Authorized Participant Concentration Risk

•  Equity Risk

•  High Dividend Paying Securities Risk

•  Index Risk

•  Industry Concentration Risk

•  Financials Sector Risk

•  Issuer-Specific Changes

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversified Fund Risk

•  Small Capitalization Company Risk

•  Large Shareholder Risk

•  Operational Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco S&P SmallCap Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility Index.	The fund generally will invest at least 90% of its total assets in the securities that comprise the S&P SmallCap 600® Low Volatility Index (“Index”). S&P Dow Jones Indices LLC (“S&P DJI”) selects for inclusion in the Index the 120 securities that it has determined have the lowest volatility over the past 12 months out of the 600 small capitalization range securities that are contained in the Index. S&P DJI weights the 120 securities within the Index based on the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

•  Equity Risk

•  Financials Sector Risk

•  Small Capitalization Company Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Issuer-Specific Changes

•  Operational Risk

SPDR® SSGA US Large Cap Low Volatility Index ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a large cap, low volatility index.	The fund employs a sampling strategy, which means it may purchase a subset of the securities in the SSGA US Large Cap Low Volatility Index (“Index”), in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. Additionally, the fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

•  Equity Investing Risk

•  Financial Sector Risk

•  Indexing Strategy/Index Tracking Risk

•  Large-Capitalization Securities Risk

•  Low Volatility Risk

•  Market Risk

•  Non-Diversification Risk

•  Technology Sector Risk

•  Unconstrained Sector Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® SSGA US Small Cap Low Volatility Index ETF	Seeks to provide investment results, that before fees and expenses, correspond generally to the total return performance of a small cap, low volatility index.	The fund employs a sampling strategy, which means that it is not required to purchase all of the securities represented in the SSGA US Small Cap Low Volatility Index (“Index”). Instead, the fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. Under normal market conditions the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. Additionally, the fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

•  Equity Investing Risk

•  Financial Sector Risk

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Low Volatility Risk

•  Market Risk

•  Non-Diversification Risk

•  Small-Capitalization Securities Risk

•  Unconstrained Sector Risk

•  Valuation Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

Vanguard S&P 500 ETF	Seeks to track the performance of the S&P 500 Index, which measures the investment return of large-capitalization stocks.	The fund employs an indexing investment approach designed to track the performance of the S&P 500 Index (“Index”), a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• ETF Risk • Stock Market Risk • Investment Style Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

EMERGING EQUITY
iShares® Core MSCI Emerging Markets ETF	Seeks to track the investment results of an Index composed of large-, mid- and small-capitalization emerging market equities.	The fund employs an indexing investment approach designed to track the performance of the MSCI Emerging Markets Investable Market Index (“Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The fund’s adviser uses a representative sampling index strategy to manage the fund. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Emerging Markets

•  Risk of Investing in India

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Treaty/Tax Risk

•  Valuation Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Edge MSCI Min Vol Emerging Markets ETF	Seeks to track the investment results of the MSCI Emerging Markets Minimum Volatility (USD) Index, which is composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets.	The fund employs an indexing investment approach designed to track the performance of the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Emerging Markets

•  Risk of Investing in India

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Treaty/Tax Risk

•  Valuation Risk

•  Volatility Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco S&P Emerging Markets Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P BMI Emerging Markets Low Volatility Index™.	The fund will invest at least 90% of its total assets in the securities of companies that comprise the S&P BMI Emerging Markets Low Volatility Index™ (“Index”). The Index is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging Plus LargeMidCap Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI”) determines which securities are the least volatile over the past 12 months of companies in the S&P Emerging Plus LargeMidCap Index for inclusion in the Index. The fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

•  Foreign Investment Risk

•  Emerging Markets Investment Risk

•  Equity Risk

•  Mid-Capitalization Company Risk

•  Industry Concentration Risk

•  Financials Sector Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Valuation Risk

•  Valuation Time Risk

•  Non-Correlation Risk

•  Index Risk

•  Issuer-Specific Changes

•  Portfolio Turnover Risk

•  Geographic Concentration Risk

•  Operational Risk

•  Taiwan Investment Risk

Vanguard FTSE Emerging Markets ETF	Seeks to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index, which measures the investment return of stocks issued by companies located in emerging market countries.	The fund employs an indexing investment approach designed to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index (“Index”), a market-capitalization-weighted index that is made up of approximately 4,018 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world. The fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics.	• Stock Market Risk • Emerging Markets Risk • Country/Regional Risk • Currency Risk • China A-Shares Risk • Index Sampling Risk • ETF Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

EVENT DRIVEN
IQ Merger Arbitrage ETF	Seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Merger Arbitrage Index.	The fund employs a “passive management” — or indexing —investment approach designed to track the performance of the IQ Merger Arbitrage Index (“Index”). The Index seeks to employ a systematic investment process designed to identify opportunities in companies whose equity securities trade in developed markets, including the U.S., and which are involved in announced mergers, acquisitions and other buyout-related transactions.

•  Authorized Participant Concentration Risk

•  Derivatives Risk

•  Index Risk

•  Merger Arbitrage Risk

•  Small and/or Mid-Capitalization Companies Risk

•  Operational Risk

•  Portfolio Turnover Risk

•  Non-Diversified Risk

•  Short Sales Risk

•  Market Risk

•  Issuer Risk

•  Passive Management Risk

•  Trading Price Risk

•  Foreign Securities Risk

•  Currency Risk

•  Equity Securities Risk

•  Foreign Securities Valuation Risk

•  Cyber Security Risk

•  Focused Investment Risk

JPMorgan Event Driven ETF	Seeks to provide long-term total return.	The fund seeks to achieve its investment objective by employing an event-driven investment strategy, primarily investing in companies that the fund’s adviser believes will be impacted by pending or anticipated corporate or special situation events. The fund seeks to capture the price difference between a security’s market price and the anticipated value post-event, based on the assumption that an event or catalyst will affect future pricing. The fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets. Under normal market conditions, the fund’s adviser currently expects that a significant portion of the fund’s exposure will be attained through the use of derivatives in addition to its exposure through direct investments.

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Event Driven Strategy Risk

•  Foreign Securities Risk

•  General Market Risk

•  Geographic Focus Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Model and Data Risk

•  Short Positions Risk

•  Smaller Company Risk

•  Government Securities Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ProShares Merger ETF	Seeks investment results, before fees and expenses, that track the performance of the S&P Merger Arbitrage Index.	The fund is designed to track the performance of the S&P Merger Arbitrage Index (“Index”) and provide exposure to a global merger arbitrage strategy. The Index, and by extension the fund, seeks to produce consistent, positive returns in virtually all market environments.

•  Risks Associated with the Use of Derivatives

•  Correlation Risk

•  Counterparty Risk

•  Early Close/Late Close/Trading Halt Risk

•  Equity and Market Risk

•  Foreign Investments Risk

•  Index Performance Risk

•  Large-Cap Company Investment Risk

•  Liquidity Risk

•  Long/Short Risk

•  Market Price Variance Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

•  Risks Related to Foreign Currencies and the Fund’s Currency Hedging Strategy

•  Risks Related to the Merger Arbitrage Strategy

•  Short Sale Exposure Risk

•  Tax Risk

•  Valuation Risk

•  Information Technology Industry Risk

GLOBAL EQUITY
iShares® Edge MSCI Min Vol Global ETF	Seeks to track the investment results of the MSCI ACWI Minimum Volatility (USD) Index, which is composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets.	The fund employs an indexing investment approach designed to track the performance of the MSCI ACWI Minimum Volatility (USD) Index (“Index”). The fund invests in a representative sample of securities that collectively has an investment profile similar to that of the Index. The fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund’s performance track the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

•  Volatility Risk

•  Financials Sector Risk

•  Risk of Investing in Russia

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

GLOBAL REAL ESTATE
iShares® Core U.S. REIT ETF	Seeks to track the investment results of an index composed of U.S. real estate equities.	The fund seeks to track the investment results of the FTSE NAREIT Equity REITs Index (the “Underlying Index”), which measures the performance of U.S. listed equity real estate investment trusts (“REITs”), excluding infrastructure REITs, mortgage REITs, and timber REITs. The fund’s adviser uses a representative sampling indexing strategy to manage the fund. The fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Underlying Index, but which the fund’s adviser believes will help the fund track the Underlying Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Real Estate Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  Dividend Risk

Vanguard Global ex-U.S. Real Estate Index Fund	Seeks to track the performance of a benchmark index that measures the investment return of international real estate stocks.	The fund employs an indexing investment approach designed to track the performance of the S&P Global ex-U.S. Property Index (“Index”), a float-adjusted, market-capitalization-weighted index that measures the equity market performance of international real estate stocks in both developed and emerging markets. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs) and certain real estate management and development companies (REMDs). The fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index	• Industry Concentration Risk • Investment Style Risk • Stock Market Risk • Country/Regional Risk • Currency Risk • Derivatives Risk • ETF Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INTERNATIONAL DEVELOPED EQUITY
iShares® Core MSCI EAFE ETF	Seeks to track the investment results of the MSCI EAFE IMI Index, which is composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.	The fund employs an indexing approach to track the performance of the MSCI EAFE IMI Index (“Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Edge MSCI Min Vol EAFE ETF	Seeks to track the investment results of the MSCI EAFE Minimum Volatility (USD) Index, which is composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada.	The fund employs an indexing investment approach designed to track the performance of the MSCI EAFE Minimum Volatility (USD) Index (“Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the fund’s adviser believes will help the fund track the Index. The fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Calculation Methodology Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

•  Volatility Risk

Invesco S&P International Developed Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P BMI International Developed Low Volatility Index™.	The fund will invest at least 90% of its total assets in the securities of companies that comprise the S&P BMI International Developed Low Volatility Index™ (“Index”). The Index is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI”) determines which securities are the least volatile over the past 12 months of companies in the S&P Developed ex US and South Korea LargeMidCap Index for inclusion in the Index. The fund generally invests in all of the securities comprising its (Index in proportion to their weightings in the Index.

•  Foreign Investment Risk

•  Equity Risk

•  Mid-Capitalization Company Risk

•  Industry Concentration Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Valuation Risk

•  Valuation Time Risk

•  Non-Correlation Risk

•  Index Risk

•  Issuer-Specific Changes

•  Geographic Concentration Risk

•  Financials Sector Risk

•  Operational Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco S&P International Developed High Dividend Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P EPAC Ex-Korea Low Volatility High Dividend Index.	The Fund generally will invest at least 90% of its total assets in securities that comprise the S&P EPAC Ex-Korea Low Volatility High Dividend Index (the “Index”). The index is composed of 100 securities in the S&P EPAC Ex-Korea LargeMidCap Index that historically have provided high dividend yields with lower volatility. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Index reflects a concentration in that industry or group of industries.

•  Authorized Participant Concentration Risk

•  Currency Risk

•  Equity Risk

•  Foreign Investment Risk

•  High Dividend Paying Securities Risk

•  Index Risk

•  Industry Concentration Risk

•  Issuer-Specific Changes

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Company Risk

•  Non-Correlation Risk

•  Non-Diversified Fund Risk

•  Valuation Risk

•  Valuation Time Risk

•  Geographic Concentration Risk

•  Operational Risk

Vanguard FTSE Developed Markets ETF	Seeks to track the performance of the FTSE Developed All Cap ex US Index, which measures the investment return of stocks issued by companies located in Canada and the major markets of Europe and the Pacific region.	The fund employs an indexing investment approach designed to track the performance of the FTSE Developed All Cap ex US Index (“Index”), a market-capitalization-weighted index that is made up of approximately 3,885 common stocks of large-, mid-, and small-cap companies located in Canada and the major markets of Europe and the Pacific region. The fund attempts to replicate the performance of the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• ETF Risk • Stock Market Risk • Country/Regional Risk • Investment Style Risk • Currency Risk

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Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

LONG/SHORT EQUITY
JPMorgan Long/Short ETF	Seeks to provide long-term total return.	The fund seeks to profit from the relative returns of equity securities by maintaining long and short positions. Under normal market conditions, the fund employs the Equity Long/Short strategy to access certain return factors. The strategy involves simultaneously investing in equities (i.e., investing long) that the adviser believes are attractive based on relevant return factors and taking short positions in equity securities that the fund’s adviser believes are unattractive based on relevant return factors. The fund generally will maintain a total net long market exposure under normal market conditions, meaning that the fund’s aggregate exposure will be greater to instruments that the adviser expects to outperform. The fund’s adviser will make use of derivatives, including swaps, futures, options and forward contracts, in implementing its strategy.

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Foreign Securities Risk

•  General Market Risk

•  Geographic Focus Risk

•  Government Securities Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Long/Short Strategy and Return Factors Risk

•  Model and Data Risk

•  Short Positions Risk

•  Smaller Company Risk

•  Sovereign Debt Risk

ProShares RAFI Long/Short ETF	Seeks investment results, before fees and expenses, that track the performance of the FTSETM RAFI US 1000 Long/Short Total Return Index.	The fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the FTSETM RAFI US 1000 Long/Short Total Return Index (“Index”). The Index allocates an aggregate equal dollar amount to both long and short equity positions each time the Index rebalances.

•  Risks Associated with the Use of Derivatives

•  Long/Short Risk

•  Correlation Risk

•  Counterparty Risk

•  Early Close/Late Close/Trading Halt Risk

•  Equity and Market Risk

•  Index Performance Risk

•  Large-Cap Company Investment Risk

•  Liquidity Risk

•  Market Price Variance Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

•  Short Sale Exposure Risk

•  Tax Risk

•  Valuation Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
WisdomTree® Dynamic Long/Short U.S. Equity Fund	Seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Long/Short U.S. Equity Index (the “Index”).	Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Fund generally will hold long positions (and may hold short positions) in a manner similar to the Index, although the Fund’s exposure to short positions is expected to be obtained through derivatives, such as futures contracts and swaps.

•  Investment Risk

•  Market Risk

•  Shares of the Fund May Trade at Prices Other Than NAV

•  Counterparty and Issuer Credit Risk

•  Cyber Security Risk

•  Derivatives Risk

•  Geopolitical Risk

•  Hedging Risk

•  Index and Data Risk

•  Information Technology Sector Risk

•  Investment Style Risk

•  Issuer-Specific Risk

•  Large-Capitalization Investing Risk

•  Mid-Capitalization Investing Risk

•  Non-Correlation Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

•  Short Sales Risk

MANAGED FUTURES
WisdomTree® Managed Futures Strategy Fund	Seeks to provide investors with positive total returns in rising or falling markets.	The Fund is managed using a quantitative, rules-based strategy designed to provide returns that correspond to the performance of the WisdomTree Managed Futures Index. The fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity and currency-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of the listed commodity, currency and financial futures contracts described in the fund’s prospectus.

•  Investment Risk

•  Market Risk

•  Shares of the Fund May Trade at Prices Other Than NAV

•  Benchmark Risk

•  Cash Redemption Risk

•  Commodity Risk

•  Counterparty and Issuer Credit Risk

•  Currency Exchange Rate Risk

•  Cyber Security Risk

•  Derivatives Risk

•  Interest Rate Risk

•  Issuer-Specific Risk

•  Liquidity Risk

•  Management Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

•  Repurchase Agreement Risk

•  Short Sales Risk

•  Subsidiary Investment Risk

•  Tax Risk

•  Volatility Risk

•  Active Management Risk

182	Information Regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
JPMorgan Managed Futures Strategy ETF	Seeks to provide long-term total return.	The fund seeks to achieve its investment objective by investing globally to exploit opportunities across a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities based on the fund’s adviser’s assessment of their attractiveness. Under normal market conditions, the fund employs the Managed Futures strategy to access certain return factors, which include but are not limited to, Momentum and Carry Trades. The fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets, debt securities (including below investment grade or high yield securities), commodities and currencies (including in emerging markets).

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Commodity Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Foreign Securities and Emerging Markets Risk

•  General Market Risk

•  Geographic Focus Risk

•  Government Securities Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Interest Rate Risk

•  Managed Futures Strategies and Return Factors Risks

•  Model and Data Risk

•  Non-Diversified Fund Risk

•  Rolling Futures Contract Risk

•  Short Positions Risk

•  Smaller Company Risk

•  Sovereign Debt Risk

•  Subsidiary and Tax Risk

ProShares Managed Futures Strategy ETF	Seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets.	The fund is an actively managed exchange traded fund and uses the S&P Strategic Futures Index (“Benchmark”) as a performance benchmark. While the fund generally will seek exposure to the commodity and financial markets included in the Benchmark, the fund is not an index tracking ETF and will seek to enhance its performance by actively selecting investments with varying maturities from the underlying components of the Benchmark. Under normal market conditions, the fund invests in a portfolio of commodity futures contracts and currency and U.S. Treasury futures contracts (collectively, “Futures Contracts”). The fund will also hold cash or cash equivalents such as U.S. Treasury securities or other high credit quality, short-term fixed-income or similar securities for direct investment or as collateral for Futures Contracts. The fund may also invest up to 100% of its assets in any of these types of cash or cash equivalent instruments.

•  Risks Associated with the Use of Futures Contracts

•  Active Management Risk

•  Commodity and Currency Risk

•  Commodity Market Risk

•  Counterparty Risk

•  Early Close/Late Close/Trading Halt Risk

•  Foreign Currency Risk

•  General Risks Related to Commodities, Foreign Currencies and Fixed Income Futures

•  Interest Rate Risk

•  Liquidity Risk

•  Long/Short Risk

•  Market Price Variance Risk

•  Monthly Repositioning Risk

•  Non-Diversification Risk

•  Portfolio Turnover Risk

•  Risks Related to a Managed Futures Strategy

•  Rolling Futures Contract Risk

•  Short Sale Exposure Risk

•  Subsidiary Investment Risk

•  Tax Risk

•  Valuation Risk

•  U.S. Treasury Market Risk

EQ Advisors Trust	Information Regarding the Underlying ETFs	183

Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

MULTI-STRATEGIES
JPMorgan Diversified Alternatives ETF	Seeks to provide long-term total return.	The fund seeks to achieve its investment objective by allocating assets across several different investment strategies, including traditional and alternative investment strategies, such as those utilized by certain hedge funds. The strategies identified by the fund’s adviser fall into the following broad categories: Equity Long/Short, Event Driven and Macro/Managed Futures strategies. The fund will invest its assets based on a systematic investment process for securities selection and asset allocation. The fund seeks to provide positive total returns over time while maintaining a relatively low correlation with traditional markets. The fund will invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations), debt securities (including below investment grade and unrated debt securities), commodities and currencies (including in emerging markets). The fund may use both long and short positions (achieved primarily through the use of derivative instruments).

•  Alternative Strategies and Return Factors Risks

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Commodity Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Foreign Securities and Emerging Markets Risk

•  General Market Risk

•  Geographic Focus Risk

•  Government Securities Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Interest Rate Risk

•  Model and Data Risk

•  Rolling Futures Contract Risk

•  Short Positions Risk

•  Smaller Company Risk

•  Sovereign Debt Risk

•  Subsidiary and Tax Risk

•  Value Investing Risk

PRECIOUS AND BASE METALS
Invesco DB Base Metals Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Industrial Metals Index Excess Return® over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Industrial Metals Index Excess Return®, which is intended to reflect the base metals sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

184	Information Regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco DB Gold Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Gold Index Excess Return® over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Gold Index Excess Return®, which is intended to reflect the changes in the market value of gold.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Precious Metals Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Precious Metals Index Excess Return plus the interest income from the fund’s holdings of primarily US Treasury securities less the fund’s expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Precious Metals Index Excess Return, which is a rules-based index composed of futures contracts on two of the most important precious metals — gold and silver.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

EQ Advisors Trust	Information Regarding the Underlying ETFs	185

Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco DB Silver Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Silver Index Excess Return™ over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Silver Index Excess Return™, which is intended to reflect the changes in the market value of silver.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

SPDR® S&P Metals & Mining ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the metals and mining segment of a U.S. total market composite index.	In seeking to track the performance of the S&P Metals & Mining Select Industry Index (“Index”), the fund employs a sampling strategy, which means that the fund is not required to purchase all of the securities represented in the Index. Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index.

•  Concentration Risk

•  Equity Investing Risk

•  Indexing Strategy/Index Tracking Risk

•  Market Risk

•  Materials Sector Risk

•  Metals and Mining Companies Risk

•  Non-Diversification Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

REAL RETURN
iShares® TIPS Bond ETF	Seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds.	The fund seeks to track the investment results of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The fund generally invests at least 90% of its assets in the bonds of the Underlying Index and at least 95% of its assets in U.S. government bonds.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  U.S. Treasury Obligation Risk

186	Information Regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Short-Term Inflation-Protected Securities Index Fund ETF	The fund seeks to track the performance of a benchmark index that measures the investment return of inflation-protected public obligations of the U.S. Treasury with remaining maturities of less than 5 years.	The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index. The Index is a market-capitalization-weighted index that includes all inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than 5 years. The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. The fund maintains a dollar-weighted average maturity consistent with that of the target index, which generally does not exceed 3 years.	• Income Fluctuations Risk • Real Interest Rate Risk • ETF Risk

Below is a list of the Underlying ETFs in which the 1290 VT Energy Portfolio currently may invest.

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Energy Select Sector SPDR® Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Energy Select Sector Index.	The Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Energy Select Sector Index. The Index includes securities of companies from the following industries: oil, gas and consumable fuels; and energy equipment and services. The Fund employs a replication strategy in seeking to track the performance of the Index.

•  Index Strategy/Index Tracking Risk

•  Energy Sector Risk

•  Equity Investing Risk

•  Non-Diversification Risk

•  Large-Capitalization Securities Risk

•  Market Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

EQ Advisors Trust	Information Regarding the Underlying ETFs	187

Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Global Clean Energy ETF	Seeks to track the investment results of an index composed of global equities in the clean energy sector	The Fund generally will invest at least 90% of its assets in the component securities of the S&P Global Clean Energy Index™ and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Clean Energy Sub-Industry Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Developed Countries

•  Risk of Investing in Emerging Markets

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Utilities Sector Risk

•  Valuation Risk

•  Large-Capitalization Companies Risk

•  Thematic Investing Risk

188	Information Regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Global Energy ETF	Seeks to track the investment results of an index composed of global equities in the energy sector.	The Fund generally invests at least 90% of its assets in securities of the S&P Global 1200 Energy Sector Index™ and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

EQ Advisors Trust	Information Regarding the Underlying ETFs	189

Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Global Energy Producers ETF	Seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of energy exploration and production.	The Fund generally will invest at least 90% of its assets in the component securities of the MSCI ACWI Select Energy Producers Investable Market Index (“the Index”) and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Energy Exploration and Production Industry Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Russia

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Small Fund Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

190	Information Regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® North American Natural Resources ETF	Seeks to track the investment results of an index composed of North American equities in the natural resources sector.	The Fund generally invests at least 90% of its assets in securities of the S&P North American Natural Resources Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Materials Sector Risk

•  Natural Resources Industry Risk

•  North American Economic Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Risk of Investing in Canada

iShares® U.S. Energy ETF	Seeks to track the investment results of an index composed of U.S. equities in the energy sector.	The Fund generally invests at least 90% of its assets in securities of the Dow Jones U.S. Oil & Gas Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Oil and Gas Industry Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

EQ Advisors Trust	Information Regarding the Underlying ETFs	191

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® U.S. Oil & Gas Exploration & Production ETF	Seeks to track the investment results of an index composed of U.S. equities in the oil and gas exploration and production sector.	The Fund generally invests at least 90% of its assets in securities of the Dow Jones U.S. Select Oil Exploration & Production Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Energy Exploration and Production Industry Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Oil and Gas Industry Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

iShares® U.S. Oil Equipment & Services ETF	Seeks to track the investment results of an index composed of U.S. equities in the oil equipment and services sector.	The Fund generally invests at least 90% of its assets in securities of the Dow Jones U.S. Select Oil Equipment & Services Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Oil and Gas Industry Risk

•  Oil and Gas Equipment and Services Sub-Industry Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  Mid-Capitalization Companies Risk

192	Information Regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco® Cleantech™ ETF	Seeks to track the investment results (before fees and expenses) of The Cleantech Index™.	The Fund generally will invest at least 90% of its total assets in securities of clean technology companies that comprise The Cleantech Index™ (the “Index”) and American depositary receipts and global depositary receipts based on the stocks in the index. The Index is designed to track the performance of publicly traded cleantech companies. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

•  Cleantech Sector Risk

•  Foreign Investment Risk

•  ADR & GDR Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Small and Mid-Capitalization Company Risk

•  Issuer-Specific Changes Risk

•  Industrials Sector Risk

Invesco® DB Energy Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Energy Index Excess ReturnTM over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over the expenses of the Fund.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Energy Index Excess Return, which is intended to reflect the energy sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

Invesco® DB Oil Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Crude Oil Index Excess Return™ over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over the expenses of the Fund.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Crude Oil Index Excess Return, which is intended to reflect the changes in the market value of crude oil.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

EQ Advisors Trust	Information Regarding the Underlying ETFs	193

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco® DWA Energy Momentum ETF	Seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Energy Technical Leaders Index.	The Fund generally will invest at least 90% of its total assets in the securities of energy companies that comprise the Dorsey Wright® Energy Technical Leaders Index. The Index is composed of at least thirty securities of companies in the energy sector with powerful relative strength or “momentum” characteristics. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

•  Energy Sector Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Momentum Investing Risk

•  Authorized Participant Concentration Risk

•  Issuer-Specific Changes Risk

•  Portfolio Turnover Risk

Invesco® Dynamic Energy Exploration & Production ETF	Seeks to track the investment results (before fees and expenses) of the Dynamic Energy Exploration & Production IntellidexSM Index.	The Fund generally will invest at least 90% of its total assets in the common stocks of companies engaged in energy exploration and production that comprise the Dynamic Energy Exploration & Production IntellidexSM Index. The Index is composed of common stocks of thirty U.S. companies involved in the exploration and production of natural resources used to produce energy. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

•  Energy Exploration and Production Industry Risk

•  Equity Risk

•  Index Risk

•  Industry Concentration Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Non-Correlation Risk

•  Non-Diversified Fund Risk

•  Small and Mid-Capitalization Company Risk

•  Issuer-Specific Changes Risk

•  Portfolio Turnover Risk

Invesco® Dynamic Oil & Gas Services ETF	Seeks to track the investment results (before fees and expenses) of the Dynamic Oil Services IntellidexSM Index.	The Fund generally will invest at least 90% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas that comprise the Dynamic Oil Services IntellidexSM Index. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

•  Oil and Gas Services Industry Risk

•  Energy Sector Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Authorized Participant Concentration Risk

•  Market Trading Risk

•  Small and Mid-Capitalization Company Risk

•  Non-Diversified Fund Risk

•  Issuer-Specific Changes Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco® Global Clean Energy ETF	Seeks to track the investment results (before fees and expenses) of the WilderHIll New Energy Global Innovation Index.	The Fund will invest at least 90% of its total assets in the securities of companies engaged in the business of the advancement of cleaner energy and conservation that comprise the WilderHIll New Energy Global Innovation Index (the “Index”), as well as American depositary receipts and global depositary receipts that represent the securities in the Index. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

•  ADR and GDR Risk

•  Equity Risk

•  Clean Energy Industry Risk

•  Industry Concentration Risk

•  Foreign Investment Risk

•  Emerging Markets Investment Risk

•  Geographic Concentration Risk

•  Utilities Sector Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Small and Mid-Capitalization Company Risk

•  Currency Risk

•  Non-Correlation Risk

•  Index Risk

•  Issuer-Specific Changes Risk

•  Valuation Time Risk

•  Valuation Risk

•  Operational Risk

Invesco® S&P SmallCap Energy ETF	Seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Energy Index.	The Fund generally will invest at least 90% of its total assets in the securities of small capitalization U.S. energy companies that comprise the S&P SmallCap 600® Capped Energy Index (the “Index”). The Index is comprised of companies that are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services and pipelines. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

•  Energy Sector Risk

•  Small Capitalization Company Risk

•  Equity Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Issuer-Specific Changes

•  Operational Risk

Invesco® WilderHill Clean Energy ETF	Seeks to track the investment results (before fees and expenses) of the WilderHill Clean Energy Index.	The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the WilderHill Clean Energy Index. The Index is composed of the stocks of about 38 companies that are publicly traded in the United States and that are engaged in the business of the advancement of cleaner energy and conservation. The Fund generally invests in all of the components of the Index in proportion to their weightings in the Index.

•  Clean Energy Industry Risk

•  Equity Risk

•  Industry Concentration Risk

•  Information Technology Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Authorized Participant Concentration Risk

•  Small and Mid-Capitalization Company Risk

•  Issuer-Specific Changes Risk

EQ Advisors Trust	Information Regarding the Underlying ETFs	195

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® S&P Global Natural Resources ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks publicly-traded companies in natural resources and/or commodities businesses.	The Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Global Natural Resources Index (the “Index”) and in depositary receipts (including American Depositary Receipts or Global Depositary Receipts) based on securities comprising the Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Agriculture Companies Risk

•  Concentration Risk

•  Currency Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Energy Sector Risk

•  Equity Investing Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

•  Geographic Focus Risk

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Market Risk

•  Metals and Mining Companies Risk

•  Natural Resources and Commodities Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Valuation Risk

SPDR® S&P Oil & Gas Equipment & Services ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index.	The Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Oil & Gas Equipment & Services Select Industry Index (the “Index”). The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Indexing Strategy/Index Tracking Risk

•  Oil and Gas Companies Risk

•  Energy Sector Risk

•  Equity Investing Risk

•  Market Risk

•  Non-Diversification Risk

•  Concentration Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

SPDR® S&P Oil & Gas Exploration & Production ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index.	The Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Oil & Gas Exploration & Production Select Industry Index (the “Index”). The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Energy Sector Risk

•  Indexing Strategy/Index Tracking Risk

•  Sector Risk

•  Equity Investing Risk

•  Market Risk

•  Non-Diversification Risk

•  Concentration Risk

•  Oil and Gas Companies Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Energy ETF	Seeks to track the performance of a benchmark index that measures the investment return of energy stocks.	The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Index (IMI)/Energy 25/50 by investing all, or substantially all, of its assets in the stocks that make up that Index, in order to hold each stock in approximately the same proportion as its weighting in the Index. The Index is comprised of stocks of large, mid-size and small U.S. companies in the energy sector.	• Investment Style Risk • Non-Diversification Risk • Sector Risk • Stock Market Risk • ETF Risk

Below is a list of the Underlying ETFs in which the 1290 VT Moderate Growth Allocation Portfolio currently may invest.

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk

US LARGE CAP
iShares® Core S&P 500 ETF	Seeks to track the investment results of an index composed of large-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the S&P 500® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk.

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

EQ Advisors Trust	Information Regarding the Underlying ETFs	197

Information Regarding the Underlying ETFs (continued)

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk
Vanguard 500 Index Fund ETF	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s 500 Index (the “Index”), a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Investment Style Risk • ETF Risk
Vanguard Large-Cap Index Fund ETF	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Index (the “Index”), a broadly diversified index of large U.S. companies representing approximately the top 85% of the U.S. market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Investment Style Risk • ETF Risk

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Information Regarding the Underlying ETFs (continued)

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk

US MID CAP
iShares® Core S&P Mid-Cap ETF	Seeks to track the investment results of an index composed of mid-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

Vanguard Mid-Cap Index Fund ETF	Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Fund employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index (the “Index”), a broadly diversified index of stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Investment Style Risk • ETF Risk

EQ Advisors Trust	Information Regarding the Underlying ETFs	199

Information Regarding the Underlying ETFs (continued)

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk

US SMALL CAP
iShares® Core S&P Small-Cap ETF	Seeks to track the investment results of an index composed of small-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the S&P SmallCap 600® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

iShares® Russell 2000 ETF	Seeks to track the investment results of an index composed of small-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the Russell 2000® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

•  Consumer Discretionary Sector Risk

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Information Regarding the Underlying ETFs (continued)

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk
Vanguard Small-Cap Index Fund ETF	Seeks to track the performance of an index, which measures the investment return of small-capitalization stocks.	The Fund employs an indexing investment approach designed to track the performance of the CRSP US Small-Cap Index (the “Index”), a broadly diversified index of stocks of small U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Investment Style Risk • ETF Risk

INTERNATIONAL DEVELOPED
iShares® MSCI EAFE ETF	Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.	The Fund employs an indexing approach to track the performance of the MSCI EAFE Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

EQ Advisors Trust	Information Regarding the Underlying ETFs	201

Information Regarding the Underlying ETFs (continued)

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk
iShares® Core MSCI EAFE ETF	Seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.	The Fund employs an indexing approach to track the performance of the MSCI EAFE IMI Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

SPDR® Portfolio Developed World ex-US ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the developed world (ex-US) equity markets.	In seeking to track the performance of the S&P Developed Ex-U.S. BMI Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in depositary receipts based on securities comprising the Index. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

•  Currency Risk

•  Depositary Receipts Risk

•  Equity Investing Risk

•  Financial Sector Risk

•  Geographic Focus Risk

•  Indexing Strategy/Index Tracking Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Unconstrained Sector Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

•  Industrial Sector Risk

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Information Regarding the Underlying ETFs (continued)

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk

INVESTMENT GRADE
iShares® iBoxx $ Investment Grade Corporate Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds.	The Fund employs an indexing approach designed to track the performance of the Markit iBoxx® USD Liquid Investment Grade Index (the “Index”), by generally investing at least 90% of its assets in component securities of the Index and at least 95% of its assets in investment-grade corporate bonds. The Fund may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents as well as bonds not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Cyber Security Risk

•  Financials Sector Risk

•  Geographic Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Tracking Error Risk

Vanguard Intermediate-Term Corporate Bond ETF	Seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity.	The fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index (the “Index”). The fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics.	• Interest Rate Risk • Credit Risk • Income Risk • Index Sampling Risk • Liquidity Risk • ETF Risk

EQ Advisors Trust	Information Regarding the Underlying ETFs	203

Information Regarding the Underlying ETFs (continued)

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk
Vanguard Total Corporate Bond ETF	Seeks to track the performance of a broad, market-weighted corporate bond index.	The fund is a fund of funds and employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Corporate Bond Index (the “Index”), which measure the investment-grade, fixed-rate, taxable corporate bond market. The fund intends to obtain its exposure to the bond held in the Index by investing all, or substantially all, of its assets in a mix of Vanguard bond index ETFs, rather than in individual securities held in the Index. Each of the underlying funds seeks to track the performance of an index that represents a subset of the Index.	• Interest Rate Risk • Credit Risk • Income Risk • Liquidity Risk • Index Sampling Risk • ETF Risk
SPDR Portfolio Corporate Bond ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield information of an index that tracks the U.S. corporate bond market.	The Fund generally invests substantially all, but at least 80%, or its total assets in the securities comprising the Bloomberg Barclays US Corporate Bond Index (the “Index”) and in securities that the Fund’s adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Index is designed to measure the performance of the investment grade corporate bond market.

•  Counterparty Risk

•  Debt Securities Risk

•  Derivatives Risk

•  Financial Sector Risk

•  Income Risk

•  Indexing Strategy/Index Tracking Risk

•  Industrial Sector Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Restricted Securities Risk

•  Valuation Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

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Information Regarding the Underlying ETFs (continued)

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk

SHORT-TERM TREASURY
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market.

In seeking to track the performance of the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the fund’s adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments.

•  Debt Securities Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

•  Income Risk

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Market Risk

•  Securities Lending Risk

•  U.S. Treasury Obligations Risk

•  Valuation Risk

iShares Short Treasury Bond ETF	Seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities one year or less.

The Fund seeks to track the investment results of the ICE Short US Treasury Securities Index (the “Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of less than or equal to one year. The Fund generally invests at least 90% of its assets in the bonds of the

Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Index, but which the fund’s adviser believes will help the Fund track the Index. The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  U.S. Treasury Obligations Risk

EQ Advisors Trust	Information Regarding the Underlying ETFs	205

4. Management of the Trust

This section gives you information on the Trust, the Adviser and the Sub-Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among one hundred and nine (109) Portfolios, fifty-five (55) of which are authorized to issue Class IA, Class IB and Class K shares, fifty (50) of which are authorized to issue Class IB and Class K shares, and four (4) of which are authorized to issue Class K shares. This Prospectus describes the Class IA, Class IB and Class K shares of four (4) Portfolios, and the Class IB and Class K shares of thirteen (13) Portfolios. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Trust’s Board of Trustees oversees generally the operations of the Portfolios. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, and accountants, who provide services to the Portfolios. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Portfolios that you should consider in determining whether to purchase Portfolio shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or a Portfolio and any shareholder, or to create any right in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Adviser

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Adviser to each Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended. FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Portfolios offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles, and had approximately $116.5 billion in assets under management as of December 31, 2019. The Trust is part of a family of mutual funds advised by FMG LLC which also includes EQ Premier VIP Trust and 1290 Funds.

The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Portfolios. The Adviser has supervisory responsibility for the management and investment of each Portfolio’s assets and develops the investment objectives and investment policies for the Portfolios. The Adviser also has full discretion to make all determinations with respect to the investment of a Portfolio’s assets. As further discussed below, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers.

With respect to the 1290 VT Small Cap Value Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT High Yield Bond Portfolio and 1290 VT Convertible Securities Portfolio, in addition to its managerial responsibilities, the Adviser is responsible for determining the allocation of assets between actively and passively managed portions of the Portfolios, developing and overseeing the proprietary research model used to manage the portions of the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees. With respect to the 1290 VT High Yield Bond Portfolio and 1290 VT Convertible Securities Portfolio, the Adviser also is responsible for advising the ETF Allocated Portions of the Portfolios (including selecting ETFs in which the Portfolios invest).

With respect to the 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio and 1290 VT Moderate Growth Allocation Portfolio, in addition to its managerial responsibilities, the Adviser is responsible for determining the strategic asset allocation for the Portfolios and the selection of Underlying ETFs in which the Portfolios invest. The Adviser will make these determinations and engage in periodic rebalancing of each Portfolio’s investments.

With respect to the 1290 VT Multi-Alternative Strategies Portfolio, in addition to its managerial responsibilities, the Adviser is responsible for determining the asset allocation for the Portfolio and will periodically establish specific percentage targets for each asset category and strategy in which the Portfolio invests. In addition, the Adviser will identify the specific Underlying ETFs to be held by the Portfolio.

The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

The Adviser selects Sub-Advisers to manage a Portfolio’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and

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style and correlation with other Sub-Advisers (if any) retained for other allocated portions of the Portfolio.

The Adviser plays an active role in monitoring each Portfolio (or portion thereof) and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with a Portfolio’s (or portion thereof’s) investment style and objectives.

Beyond performance analysis, the Adviser monitors significant changes that may impact a Sub-Adviser’s overall business. The Adviser monitors continuity in each Sub-Adviser’s operations and changes in investment personnel and senior management. The Adviser performs due diligence reviews with each Sub-Adviser no less frequently than annually.

The Adviser obtains detailed, comprehensive information concerning Portfolio (or portion thereof) and Sub-Adviser performance and Portfolio (or portion thereof) operations that is used to supervise and monitor the Sub-Advisers and Portfolio (or portion thereof) operations. The Adviser has a dedicated team responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which Portfolio (or portion thereof) performance is measured.

The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees. The Adviser also may allocate a Portfolio’s assets to additional Sub-Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate a Portfolio’s assets among a Portfolio’s current Sub-Advisers. The Adviser recommends Sub-Advisers for a Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

If the Adviser hires, terminates or replaces a Sub-Adviser to a Portfolio or adjusts the asset allocation among Sub-Advisers in a Portfolio, the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as a sub-adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Investments, Risks and Performance” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any Portfolio that has undergone Sub-Adviser changes and/or changes to the investment objective or policies of the Portfolio.

A committee of FMG LLC investment personnel is primarily responsible for (i) selecting, monitoring and overseeing a Portfolio’s Sub-Adviser(s); (ii) determining the allocation of assets between the actively and passively managed portions of and developing and overseeing the proprietary research model used to manage the portions of the 1290 VT Small Cap Value Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT High Yield Bond Portfolio and 1290 VT Convertible Securities Portfolio, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees; (iii) managing the ETF Allocated Portion of and the models used to manage the ETF Allocated Portion of each of the 1290 VT High Yield Bond Portfolio and 1290 VT Convertible Securities Portfolio; and (iv) the day-to-day management of the 1290 VT Low Volatility Global Equity Portfolio, 1290 VT Energy Portfolio, 1290 VT Moderate Growth Allocation Portfolio and 1290 VT Multi-Alternative Strategies Portfolio.

Kenneth T. Kozlowski, CFP®, CLU, ChFC has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011, as a Vice President of FMG LLC since June 2016, and as Lead Director of AXA Equitable since October 2018. From October 2013 to September 2018 he was a Senior Director, and from November 2008 to September 2013 he was a Director, of AXA Equitable. He joined FMG LLC in October 2004 as a Fund Administrator and

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was involved in the implementation of the asset allocation strategy for the funds of funds managed by FMG LLC.

Miao Hu, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2016 and as a Vice President of FMG LLC since June 2016. She has served as a Director of Portfolio Analytics of FMG LLC since December 2014. She joined AXA Equitable as a Lead Manager in November 2013.

Kevin McCarthy has served as an Assistant Portfolio Manager of FMG LLC and a Director of AXA Equitable since December 2018. He served as a Lead Manager of AXA Equitable from August 2015 to November 2018. He is manager of the asset allocation strategy for funds of funds managed by FMG LLC. Prior to joining AXA Equitable, he was a Senior Quantitative Analyst at Aviva Investors from October 2013 to August 2015.

Information about each portfolio manager’s compensation, other accounts he or she manages, and his or her ownership of securities of the Portfolios is available in the Portfolios’ SAI.

The Adviser has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Trust’s Board of Trustees, to hire, terminate and replace Sub-Advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

The Sub-Advisers

Certain Portfolios’ investments are selected by one or more Sub-Advisers, which act independently of one another. The following describes each Portfolio’s Sub-Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Portfolio is available in the SAI.

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein serves as Sub-Adviser to the 1290 VT Natural Resources Portfolio and the 1290 VT Real Estate Portfolio. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2019, AllianceBernstein had approximately $622.91 billion in assets under management.

AllianceBernstein’s Passive Equity Investment Team, which is responsible for management of all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the 1290 VT Natural Resources Portfolio and the 1290 VT Real Estate Portfolio. The Passive Equity Investment Team relies heavily on quantitative tools.

Judith DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P MidCap, S&P Small Cap, Russell 2000, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts.

Joshua Lisser is Senior Vice President/Chief Investment Officer, Index Strategies and is a member of the Blend Solutions Team. He joined AllianceBernstein in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining the firm, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies.

Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Group and was appointed to Portfolio Manager, Index Strategies in 2009, focusing on custom index and structured equity products. Prior to joining AllianceBernstein, he was a marketing associate at Doubleday Broadway Publishing Group, a division of Random House.

AXA Investment Managers, Inc. (“AXA IM”), 100 West Putnam Ave, 4th Floor, Greenwich, Connecticut 06830, serves as the Sub-Adviser to a portion of the Active Allocated Portion of the 1290 VT High Yield Bond Portfolio. AXA IM is an indirect wholly-owned subsidiary of AXA Investment Managers, S.A., which is a wholly-owned subsidiary of The AXA Group. As of December 31, 2019, AXA IM had approximately $72.83 billion in assets under management.

Carl Whitbeck, CFA® Global Head of High Yield and US Active Fixed Income at AXA IM is primarily responsible for the day-to-day management of the 1290 High Yield Bond Fund. Mr. Whitbeck joined AXA IM in 2002 as a US high yield analyst. Since joining AXA IM, he has served in various capacities within the US High Yield team, including research analyst, head of research as well as portfolio manager for US High Yield portfolios and several Global High Yield portfolios.

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Robert Houle, CFA® is a U.S. High Yield Portfolio Manager/Analyst at AXA IM. Prior to joining AXA IM in 2005 as a U.S. high yield analyst, Mr. Houle was a trader at Lehman Brothers.

AXA Rosenberg Investment Management LLC (“Rosenberg Equities”), 4 Orinda Way, Bldg. E, Orinda, California 94563, serves as the Sub-Adviser to the 1290 VT SmartBeta Equity Portfolio. Rosenberg Equities is a wholly-owned subsidiary of AXA Rosenberg Group LLC, which is an indirect wholly-owned subsidiary of AXA Investment Managers SA. As of December 31, 2019, Rosenberg Equities had approximately $20.54 billion in assets under management.

Gideon Smith, CFA® is Chief Investment Officer of Rosenberg Equities. Since joining Rosenberg Equities in 1998, he has held a number of positions including Europe Chief Investment Officer, Director of Client Services and Head of Strategy Engineering for Europe.

Anubhuti Gupta, CFA® is Head of Investment, APAC. Prior to this, she was the Head of Portfolio Management for the Asia region from 2018 to 2019 and Pan Asia Deputy Chief Investment Officer at Rosenberg Equities from 2015 to 2018. Ms. Gupta joined Rosenberg Equities in 2005 as a Portfolio Manager.

Cameron Gray, Global Head of Portfolio Management, currently manages Sustainable Equity strategies and also is a key contributor to integral projects on investment process and design. Mr. Gray joined Rosenberg Equities in 2007 as a portfolio manager.

Harry Prabandham is Head of Multi-Factor Strategies. Mr. Prabandham joined Rosenberg Equities in 2007 as a portfolio manager in the strategy engineering group. He has a background in both computer programming and quantitative financial modeling.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, is the Sub-Adviser to the 1290 VT Equity Income Portfolio. Barrow Hanley is a global, diversified, asset management company with $51.7 billion of assets under management as of December 31, 2019.

Lewis Ropp has been a Portfolio Manager at Barrow Hanley since 2011 and was an Equity Analyst at Barrow Hanley from 2001 to 2011.

Brian Quinn, CFA, has been a Portfolio Manager at Barrow Hanley since 2012 and was an Equity Analyst at Barrow Hanley from 2005 to 2012.

Brad Kinkelaar has been a Portfolio Manager at Barrow Hanley since 2018.

BlackRock Investment Management, LLC (“BIM”), 1 University Square Drive, Princeton, NJ 08540, serves as Sub-Adviser to the 1290 VT Socially Responsible Portfolio and also serves as Sub-Adviser to the Index Allocated Portion of the 1290 VT Small Cap Value Portfolio and the 1290 VT Micro Cap Portfolio. BIM is an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”). BlackRock is a publicly-traded corporation (NYSE: BLK), independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BIM is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2019, BIM and its affiliates had approximately $7.429 trillion in investment company and other portfolio assets under management.

Alan Mason, Jennifer Hsui, CFA®, Amy Whitelaw, Rachel M. Aguirre, and Suzanne Henige, CFA® serve as portfolio managers to the 1290 VT Socially Responsible Portfolio.

The Index Allocated Portion of the 1290 VT Small Cap Value Portfolio and the 1290 VT Micro Cap Portfolio are managed by Alan Mason, Rachel M. Aguirre, Amy Whitelaw, Jennifer Hsui, CFA®, and Suzanne Henige, CFA®.

Alan Mason, Managing Director of BlackRock since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 1996 to 2008.

Jennifer Hsui, CFA®, Managing Director of BlackRock since 2011; Director of BlackRock from 2009 to 2011; Principal of BGI from 2006 to 2009.

Amy Whitelaw, Managing Director of BlackRock since 2013; Director of BlackRock from 2009 to 2012; Principal of BGI from 2000 to 2009.

Rachel M. Aguirre, Managing Director of BlackRock since 2018; Director of BlackRock from 2012 to 2017; Vice President of BlackRock from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

Suzanne Henige, CFA®, Director of BlackRock since 2016; Vice President of BlackRock from 2011 to 2015.

DoubleLine Capital LP (“DoubleLine”), 333 S. Grand Avenue, Suite 1800, Los Angeles, CA 90071, serves as Sub-Adviser to the 1290 VT DoubleLine Opportunistic Bond Portfolio and the 1290 VT DoubleLine Dynamic Allocation Portfolio. DoubleLine is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and was organized in 2009. As of December 31, 2019, DoubleLine had approximately $148.7 billion in assets under management.

Jeffrey E. Gundlach and Jeffrey Sherman are primarily responsible for the investment decisions for the 1290 VT DoubleLine Opportunistic Bond Portfolio.

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Jeffrey E. Gundlach, R. Brendt Stallings, CFA®, Jeffrey Sherman, and Emidio Checcone are responsible for the investment decisions for the 1290 VT DoubleLine Dynamic Allocation Portfolio.

Jeffrey E. Gundlach is co-founder, Chief Executive Officer, and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer and Chief Investment Officer of DoubleLine since its inception in December 2009.

R. Brendt Stallings, CFA® is a Portfolio Manager in the Macro-Asset Allocation Group at DoubleLine. Mr. Stallings has been a Portfolio Manager of DoubleLine since 2013. He was previously associated with TCW where Mr. Stallings was a Group Managing Director, Senior Portfolio Manager and co-head of the TCW Small- and Mid-Cap Growth Equities team. He is a Director of Inglewood Park Cemetery where he also serves as a Trustee of its endowment and is a Trustee of the Turning Point School.

Jeffrey Sherman is Deputy Chief Investment Officer at DoubleLine. He also serves as lead Portfolio Manager for multi-sector and derivative-based strategies. Prior to joining DoubleLine in 2009, he was a Senior Vice President at TCW where he worked as a portfolio manager and quantitative analyst.

Emidio Checcone, Portfolio Manager, joined DoubleLine in 2014. Prior to DoubleLine, he worked at Huber Capital Management, where he was a Principal and Portfolio Manager, and PRIMECAP Management Company, where he was a Principal and Financial Analyst.

GAMCO Asset Management Inc. (“GAMCO”), One Corporate Center, Rye, New York 10580, is the Sub-Adviser to the 1290 VT GAMCO Mergers & Acquisitions Portfolio and the 1290 VT GAMCO Small Company Value Portfolio. As of December 31, 2019, GAMCO’s total assets under management for all clients were $36.5 billion.

Mario J. Gabelli serves as the Chief Executive Officer and Chief Investment Officer of the Value Portfolios for GAMCO and is responsible for the day-to-day management of the Portfolios. He has over 50 years of experience in the investment industry.

Horizon Kinetics Asset Management LLC (“Horizon”), 470 Park Avenue South, New York, New York 10016, serves as Sub-Adviser to the Active Allocated Portion of the 1290 VT Small Cap Value Portfolio. Horizon is a wholly-owned subsidiary of Horizon Kinetics LLC. As of December 31, 2019, Horizon had $5.3 billion in assets under management.

Murray Stahl is primarily responsible for the investment decisions for an Active Allocated Portion of the 1290 VT Small Cap Value Portfolio. Mr. Stahl currently serves as Chairman, Chief Executive Officer and Chief Investment Officer of Horizon. Mr. Stahl, a co-founder of Horizon, has over thirty years of investing experience and, in addition to overseeing the Horizon Research Team, is Chairman of Horizon’s Investment Committee, which is responsible for portfolio management decisions. Mr. Stahl has full authority over all aspects of the Active Allocated Portion of the 1290 VT Small Cap Value Portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and management of daily cash balances in accordance with anticipated investment management requirements.

Matthew Houk’s primary responsibility is to assist Mr. Stahl in communicating Horizon’s investment strategy and research to clients. In addition, Mr. Houk is responsible for conducting and authoring research and is also a Co-Portfolio Manager of several mutual funds managed by Horizon. Mr. Houk joined the firm in 2008 and prior to that, was with Goldman, Sachs & Co. from 2005 to 2008.

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, NJ 07302-3973, serves as Sub-Adviser to the Active Allocated Portion of the 1290 VT Micro Cap Portfolio. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes. As of December 31, 2019, Lord Abbett had approximately $205.2 billion in assets under management, including $1.1 billion for which Lord Abbett provides investment models to manage account sponsors.

F. Thomas O’Halloran, J.D., CFA®, Matthew R. DeCicco, CFA® and Vernon T. Bice, CMT are jointly and primarily responsible for the investment decisions for the Active Allocated Portion of the 1290 VT Micro Cap Portfolio.

F. Thomas O’Halloran, J.D., CFA® is a Partner and Portfolio Manager of Lord Abbett, and is the lead portfolio manager of Lord Abbett’s small cap growth, micro cap growth and growth equity strategies. He joined Lord Abbett in 2001 as a research analyst for Lord Abbett’s small and micro cap growth equity strategy and was named Partner in 2003. Mr. O’Halloran has been in the investment business since 1987.

Matthew R. DeCicco, CFA® is a Managing Director and Portfolio Manager of the micro cap growth strategy. He joined Lord Abbett in 1999, has been a member of the team since 2007, and assumed his current role in 2015.

Vernon T. Bice, CMT is responsible for contributing to the management for the firm’s micro cap growth, small cap growth, and growth equity strategies. He plays a key role in technical analysis, drawing on his deep experience to provide insights to the portfolio

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management team. Mr. Bice joined Lord Abbett in 2011. His prior experience includes serving as Portfolio Analyst at Bank of America; Research Analyst at BNY Institutional Asset Management; and Investment Associate at UBS. He has worked in the financial services industry since 2001.

Palisade Capital Management, L.L.C. (“Palisade”), One Bridge Plaza, Fort Lee, NJ 07024, serves as the Sub-Adviser to the Active Alllocated Portion of the 1290 VT Convertible Securities Portfolio. Palisade manages institutional and private accounts with total assets under management of approximately $3.8 billion as of December 31, 2019.

William W. Lee is Managing Director and Senior Portfolio Manager of Convertible Securities of Palisade. Prior to joining Palisade in 2006, he was a portfolio manager at Loxias Fund Management, a capital structure arbitrage hedge fund. He was a director in the mergers and acquisitions group at Sony Corporation of America, an investment banking associate at Lehman Brothers and an equity analyst at Delphi Management.

Mitchell Leung, CFA® is a Senior Vice President and Associate Portfolio Manager, Convertible Securities of Palisade. Prior to his promotion to Associate Portfolio Manager in November 2016, Mr. Leung was Senior Vice President for Palisade’s convertible securities strategies. Prior to joining Palisade in July 2011, he was a derivatives trader at Twenty-First Securities, and prior thereto, a senior proprietary trader in convertible securities at Wachovia.

Post Advisory Group, LLC (“Post”), 2049 Century Park East Suite 3050, Los Angeles CA 90067, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the 1290 VT High Yield Bond Portfolio. Post is majority-owned by Principal Global Investors Holding Company US LLC, a wholly owned subsidiary of Principal Financial Services, Inc., itself a subsidiary of Principal Financial Group, Inc. (“Principal”) and minority-owned by Nippon Life Insurance Company. As of December 31, 2019, Post had $17.892 billion in assets under management.

Schuyler Hewes, David Kim, Jeffery Stroll, Dan Ross, Iris Shin and James Wolf are primarily and jointly responsible for the investment decisions for a portion of the Active Allocated Portion of the 1290 VT High Yield Bond Portfolio.

Schuyler Hewes, Managing Director, Portfolio Manager, joined Post in 2012 from Apollo Investment Management, where he was a principal focusing on high yield bonds and mezzanine securities. Prior to Apollo, Mr. Hewes was a director at UBS, where he worked on a variety of leveraged finance, M&A and restructuring transactions. Previously, he worked as a financial analyst in the Los Angeles office of Donaldson, Lufkin & Jenrette.

David Kim, Deputy Chief Investment Officer, Post Board Member, joined Post in 2005 from Credit Suisse First Boston (formerly the Los Angeles office of Donaldson, Lufkin & Jenrette), where he worked as a financial analyst for two years.

Jeffrey Stroll, Chief Investment Officer, Post Board Member, joined Post in 2012 from Marathon Asset Management, where he was a vice president focused on distressed debt and high yield bonds. Prior to Marathon, he worked at Oaktree Capital Management, where he analyzed and recommended investments for the firm’s credit opportunities fund. Mr. Stroll began his career in the restructuring services group at Deloitte & Touche, where he worked on assignments advising debtors and creditors of financially distressed companies in out-of-court and Chapter 11 restructurings.

Dan Ross, Managing Director, Portfolio Manager, joined Post in 2013 from Alliantgroup, a privately held portfolio company of Evercore Capital Partners that provides tax consulting services, where he served as Chief Financial Officer. Previously, he was a managing director at Evercore Partners, where he spent 8 years focused primarily on private equity investing. Prior to that, he worked as a private equity associate at TPG Capital and as a financial analyst in the Los Angeles office of Donaldson, Lufkin & Jenrette.

Iris Shin, Managing Director, Portfolio Manager, joined Post in 2013 from Glenview Capital Management, where she was a senior analyst focused on fixed income and special situations investing. Prior to Glenview, Iris worked as a private equity associate at Leonard Green & Partners. Previously, she worked as a financial analyst at Credit Suisse First Boston (formerly the Los Angeles office of Donaldson, Lufkin & Jenrette).

James Wolf, Managing Director, Portfolio Manager, joined Post in 2019 from MacKay Shields LLC, where for 12 years he was a managing director in the High Yield Group. Prior to MacKay Shields, he worked at First Albany Capital and prior to that at RBC Capital Markets, Bear Stearns, UBS Securities, and Alex Brown & Sons.

Conflicts of Interest

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, Equitable Holdings, AXA S.A., and AllianceBernstein) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as

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well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolios’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, investment advisory, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolios.

Certain Conflicts Related to the Use of Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers.

The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to

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conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

The aggregation of assets of multiple Portfolios or other funds or accounts for purposes of calculating breakpoints in advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower an advisory fee and possibly increase the management fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Portfolio if the termination may cause the advisory fee payable by the Adviser to increase on a Portfolio or other fund or account that aggregates its assets with the Portfolio.

The Adviser is a fiduciary for the shareholders of the Portfolios and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in this Prospectus.

Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Portfolio that it sub-advises and the Portfolio’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Portfolios, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Portfolio that it sub-advises and affect the Portfolio’s performance. Please see the Portfolios’ Statement of Additional Information for a further discussion of Sub-Adviser conflicts of interest.

Certain Conflicts Related to the Funds of Funds Structure

The Adviser’s selection of Underlying ETFs may have a positive or negative impact on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying ETFs.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interest of that Portfolio and that is consistent with its investment objective, policies, and strategies.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser. The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material.

A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect a Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase

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in the Portfolio’s expense ratio. The Adviser or its Affiliates may be subject to potential conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares.

The Portfolios may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Underlying ETFs and Sub-Advisers that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”.

Legal Proceedings

In November 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

In July 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated lawsuits in the United States District Court for the Southern District of New York (the “U.S. District Court”) and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suits”). The Retiree Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

In August 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated separate lawsuits in the U.S. District Court and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suits”). The Noteholder Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suits, and the Noteholder Suits were consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding in the U.S. District Court (In re: Tribune Company Fraudulent Conveyance Litigation).

EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio) and AXA Mid Cap Value Managed Volatility Portfolio (now called EQ/Mid Cap Value Managed Volatility Portfolio) are named as defendants in one of the Noteholder Suits and one of the Retiree Suits. EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio), AXA Mid Cap Value Managed Volatility Portfolio (now called EQ/Mid Cap Value Managed Volatility Portfolio), AXA Large Cap Core Managed Volatility Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), Multimanager Large Cap Core Equity Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), EQ/Small Company Index II Portfolio (now called EQ/Small Company Index Portfolio), EQ/Common Stock Index II Portfolio (now called EQ/Common Stock Index Portfolio), and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio), AXA Large Cap Core Managed Volatility Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. Multimanager Large Cap Value Portfolio (now called EQ/Large Cap Value Managed Volatility Portfolio) is named as a defendant in one of the Noteholder Suits and is also named as a putative member of the proposed defendant class of shareholders in the Committee’s suit. The amounts paid to the above seven Portfolios in connection with the public tender offers were approximately: (i) EQ/Equity 500 Index

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Portfolio — $1,740,800; (ii) 1290 VT GAMCO Mergers & Acquisitions Portfolio — $1,122,000; (iii) EQ/Mid Cap Value Managed Volatility Portfolio — $3,655,000; (iv) EQ/Large Cap Core Managed Volatility Portfolio — $1,832,600; (v) EQ/Small Company Index Portfolio — $61,200; (vi) EQ/Common Stock Index Portfolio — $18,360; and (vii) EQ/Large Cap Value Managed Volatility Portfolio — $3,359,200.

The lawsuits do not allege any misconduct by the Trust or its Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree Suits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. As of the date of this Prospectus, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Adviser believes a loss is not probable.

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5. Fund distribution arrangements

The Trust offers three classes of shares on behalf of four (4) Portfolios in this Prospectus: Class IA, Class IB and Class K shares. The Trust offers two classes of shares on behalf of thirteen (13) Portfolios in this Prospectus: Class IB and K shares. AXA Distributors, LLC (“AXA Distributors” or the “Distributor”) serves as the distributor for the Class IA, Class IB and Class K shares of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for a Portfolio’s Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class IA and Class IB shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, these fees for Class IA and IB shares will increase the cost of your investment and may cost you more than paying other types of charges.

The Distributor also may receive payments from certain Sub-Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings, seminar sponsorships, and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Sub-Advisers in connection with the distribution of the Contracts. These payments may provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers.

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolios, the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”). These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Portfolios or insurance products for which a Portfolio serves as an underlying investment. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The additional payments to such financial intermediaries are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor or the Adviser (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by you or the Portfolios as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in this Prospectus.

Payments by the Distributor and/or the Adviser (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios (collectively referred to as “subaccounting” services, and Contract owners and other investors as “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Portfolios (e.g., recordkeeping for insurance company separate accounts investing in the Portfolios); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Portfolios; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Portfolios, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

Such payments also may be made to provide additional compensation to financial intermediaries for various marketing support services, including, without limitation, providing

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periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services. The Distributor and its affiliates may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

The Distributor and its affiliates may make the payments described above in order to promote the sale of Portfolio shares and the retention of those investments by clients of insurance companies and other qualified investors. To the extent these financial intermediaries sell more shares of the Portfolios or retain shares of the Portfolios in their customers’ accounts, the Adviser, the Distributor and their affiliates may directly or indirectly benefit from the incremental management and other fees paid to the Adviser and the Distributor by the Portfolios with respect to those assets.

The Portfolios’ portfolio transactions are not used as a form of sales-related compensation to financial intermediaries that promote or sell shares of the Portfolios and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Portfolios’ portfolio transactions. The Adviser places, and each Sub-Adviser is required to place, each Portfolio’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Portfolio. To the extent that the Adviser or a Sub-Adviser determines that a financial intermediary can provide a Portfolio with the best net results, the Adviser or the Sub-Adviser may place the Portfolio’s portfolio transactions with the financial intermediary even though it sells or has sold shares of the Portfolio.

You can find further information in the SAI about the payments made by the Distributor, the Adviser, or their affiliates and the services provided by your financial intermediary. You can also ask your financial intermediary about any payments it receives from the Distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your financial intermediary provides, as well as about fees and/or commissions it charges. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Prospectus. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.

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6. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios typically expect to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. Redemption methods also may include redeeming in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts. The Portfolios reserve the right to suspend or change the terms of purchasing shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios (or Underlying ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities (e.g., 1290 VT Low Volatility Global Equity Portfolio), in securities of small- and mid-cap companies (e.g., 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Small Cap Value Portfolio), or in high-yield securities (e.g.,1290 VT High Yield Bond Portfolio) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•	The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk

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that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant Portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

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7. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is normally determined on each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 pm Eastern Time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 pm Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•

Repurchase agreements and reverse repurchase agreements — valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps — utilize prices provided by approved pricing services.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events

220	How portfolio shares are priced	EQ Advisors Trust

or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.

EQ Advisors Trust	How portfolio shares are priced	221

8. Dividends and other distributions and tax consequences

Dividends and Other Distributions

Each Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify (in the case of a Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal income tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that a Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to achieve (in the case of a Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Adviser and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the RIC requirements and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

222	Dividends and other distributions and tax consequences	EQ Advisors Trust

9. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates. As a general rule, for every 1% increase or decrease in interest rates, a bond’s price will change approximately 1% in the opposite direction for every year of duration. For example, if a bond has a duration of five years and interest rates increase by 1%, the bond’s price will decline by approximately 5%. Conversely, if a bond has a duration of five years and interest rates fall by 1%, the bond’s price will increase by approximately 5%. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. Typically, the longer the maturity or duration of a bond, the greater the effect a change in interest rates could have on the bond’s price. Thus, a bond portfolio’s sensitivity to interest rate risk will increase with any increase in the bond portfolio’s duration.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	223

10. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA, Class IB and Class K shares, as applicable. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA, Class IB and Class K shares of each Portfolio, as applicable, has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2019 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

1290 VT Equity Income Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$3.71	$6.09	$5.76	$5.79	$6.59	$3.74	$6.12	$5.79	$5.81	$6.61

Income (loss) from investment operations:

Net investment income (loss) (e)	0.09	0.11	0.09	0.10	0.09	0.09	0.11	0.10	0.10	0.09

Net realized and unrealized gain (loss)	0.81	(0.72)	0.80	0.65	(0.22)	0.81	(0.72)	0.79	0.66	(0.22)

Total from investment operations	0.90	(0.61)	0.89	0.75	(0.13)	0.90	(0.61)	0.89	0.76	(0.13)

Less distributions:

Dividends from net investment income	(0.10)	(0.12)	(0.09)	(0.11)	(0.10)	(0.10)	(0.12)	(0.09)	(0.11)	(0.10)

Distributions from net realized gains	(0.06)	(1.65)	(0.47)	(0.67)	(0.57)	(0.06)	(1.65)	(0.47)	(0.67)	(0.57)

Total dividends and distributions	(0.16)	(1.77)	(0.56)	(0.78)	(0.67)	(0.16)	(1.77)	(0.56)	(0.78)	(0.67)

Net asset value, end of year	$4.45	$3.71	$6.09	$5.76	$5.79	$4.48	$3.74	$6.12	$5.79	$5.81

Total return	24.30%	(11.69)%	15.78%	12.93%	(1.69)%	24.10%	(11.62)%	15.70%	13.06%	(1.68)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$35,150	$33,493	$41,988	$41,067	$38,863	$166,132	$144,780	$176,995	$162,969	$154,966

Ratio of expenses to average net assets:

After waivers (f)	0.95%	0.99%	1.00%	1.00%	1.03%	0.95%	0.99%	1.00%	1.00%	1.03%

Before waivers (f)	1.13%	1.13%	1.13%	1.13%	1.12%	1.13%	1.13%	1.13%	1.13%	1.12%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.17%	1.89%	1.56%	1.72%	1.46%	2.17%	1.89%	1.56%	1.72%	1.46%

Before waivers (f)	1.98%	1.75%	1.43%	1.59%	1.37%	1.99%	1.75%	1.43%	1.59%	1.37%

Portfolio turnover rate^	56%	106%*	41%	49%	66%	56%	106%*	41%	49%	66%

224	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

1290 VT Equity Income Portfolio

	Class K
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$3.71	$6.09	$5.76	$5.79	$6.59

Income (loss) from investment operations:

Net investment income (loss) (e)	0.10	0.13	0.11	0.12	0.11

Net realized and unrealized gain (loss)	0.81	(0.72)	0.80	0.65	(0.22)

Total from investment operations	0.91	(0.59)	0.91	0.77	(0.11)

Less distributions:

Dividends from net investment income	(0.11)	(0.14)	(0.11)	(0.13)	(0.12)

Distributions from net realized gains	(0.06)	(1.65)	(0.47)	(0.67)	(0.57)

Total dividends and distributions	(0.17)	(1.79)	(0.58)	(0.80)	(0.69)

Net asset value, end of year	$4.45	$3.71	$6.09	$5.76	$5.79

Total return	24.59%	(11.45)%	16.05%	13.22%	(1.44)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$337,568	$342,603	$419,957	$456,807	$520,261

Ratio of expenses to average net assets:

After waivers (f)	0.70%	0.74%	0.75%	0.75%	0.79%

Before waivers (f)	0.88%	0.88%	0.88%	0.88%	0.87%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	2.42%	2.14%	1.81%	1.98%	1.70%

Before waivers (f)	2.24%	2.00%	1.68%	1.85%	1.61%

Portfolio turnover rate^	56%	106%*	41%	49%	66%

*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 31%.

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	225

Financial Highlights (cont’d)

1290 VT GAMCO Small Company Value Portfolio

	Class IA									Class IB
	Year Ended December 31,									Year Ended December 31,
	2019		2018		2017		2016	2015		2019		2018		2017		2016	2015

Net asset value, beginning of year	$50.02		$62.82		$58.54		$49.26	$55.58		$50.12		$62.94		$58.64		$49.34	$55.67

Income (loss) from investment operations:

Net investment income (loss) (e)	0.33	###	0.35	##	0.37	#####	0.23	0.21	####	0.33	###	0.35	##	0.37	#####	0.23	0.21	####

Net realized and unrealized gain (loss)	11.33		(9.97)		8.84		11.23	(3.43)		11.35		(9.99)		8.86		11.25	(3.44)

Total from investment operations	11.66		(9.62)		9.21		11.46	(3.22)		11.68		(9.64)		9.23		11.48	(3.23)

Less distributions:

Dividends from net investment income	(0.35)		(0.35)		(0.38)		(0.27)	(0.23)		(0.35)		(0.35)		(0.38)		(0.27)	(0.23)

Distributions from net realized gains	(1.55)		(2.83)		(4.55)		(1.91)	(2.87)		(1.55)		(2.83)		(4.55)		(1.91)	(2.87)

Total dividends and distributions	(1.90)		(3.18)		(4.93)		(2.18)	(3.10)		(1.90)		(3.18)		(4.93)		(2.18)	(3.10)

Net asset value, end of year	$59.78		$50.02		$62.82		$58.54	$49.26		$59.90		$50.12		$62.94		$58.64	$49.34

Total return	23.35%		(15.57)%		16.08%		23.27%	(5.69	)%(bb)	23.35%		(15.57)%		16.09%		23.28%	(5.70	)%(bb)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$234,644		$207,870		$259,242		$229,444	$182,257		$2,459,672		$2,079,297		$2,578,261		$2,327,234	$1,979,091

Ratio of expenses to average net assets (f)	1.07%		1.07%		1.07%		1.08%	1.08%		1.07%		1.07%		1.07%		1.08%	1.08%

Ratio of net investment income (loss) to average net assets (f)	0.57	%(cc)	0.57	%(aa)	0.61	%(ee)	0.45%	0.39	%(dd)	0.57	%(cc)	0.57	%(aa)	0.61	%(ee)	0.44%	0.39	%(dd)

Portfolio turnover rate^	2%		6%		10%		5%	3%		2%		6%		10%		5%	3%

226	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

1290 VT GAMCO Small Company Value Portfolio

	Class K
	Year Ended December 31,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$50.01		$62.83		$58.53		$49.25	$55.58

Income (loss) from investment operations:

Net investment income (loss) (e)	0.47	###	0.51	##	0.53	#####	0.36	0.35	####

Net realized and unrealized gain (loss)	11.33		(9.99)		8.85		11.25	(3.45)

Total from investment operations	11.80		(9.48)		9.38		11.61	(3.10)

Less distributions:

Dividends from net investment income	(0.49)		(0.51)		(0.53)		(0.42)	(0.36)

Distributions from net realized gains	(1.55)		(2.83)		(4.55)		(1.91)	(2.87)

Total dividends and distributions	(2.04)		(3.34)		(5.08)		(2.33)	(3.23)

Net asset value, end of year	$59.77		$50.01		$62.83		$58.53	$49.25

Total return	23.65%		(15.36)%		16.39%		23.59%	(5.47	)%(bb)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$532,290		$529,887		$631,932		$568,055	$497,922

Ratio of expenses to average net assets (f)	0.82%		0.82%		0.82%		0.83%	0.83%

Ratio of net investment income (loss) to average net assets (f)	0.82	%(cc)	0.82	%(aa)	0.86	%(ee)	0.69%	0.64	%(dd)

Portfolio turnover rate^	2%		6%		10%		5%	3%

##	Includes income resulting from a special dividends. Without these dividends, the per share income amounts would be $0.24, $0.24 and $0.40 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.24, $0.24 and $0.39 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividends. Without these dividends, the per share income amounts would be $0.17, $0.17 and $0.31 for Class IA, Class IB and Class K, respectively.
#####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.23, $0.23 and $0.38 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.18% lower.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been (5.73)% for Class IA, (5.74)% for Class IB and (5.51)% for Class K.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.15% lower.
(dd)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.08% lower.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.24%, 0.23%, and 0.24% lower for Class IA, Class IB and Class K, respectively.

EQ Advisors Trust	Financial Highlights	227

Financial Highlights (cont’d)

1290 VT Low Volatility Global Equity Portfolio

	Class IB								Class K
	Year Ended December 31,								Year Ended December 31,
	2019		2018		2017		2016	2015	2019		2018		2017		2016	2015

Net asset value, beginning of year	$10.97		$11.76		$10.21		$9.91	$10.41	$10.97		$11.76		$10.21		$9.91	$10.41

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.36		0.32		0.22		0.27	0.16	0.41		0.33		0.29		0.28	0.17

Net realized and unrealized gain (loss)	1.83		(0.72)		1.66		0.58	(0.20)	1.81		(0.70)		1.62		0.60	(0.19)

Total from investment operations	2.19		(0.40)		1.88		0.85	(0.04)	2.22		(0.37)		1.91		0.88	(0.02)

Less distributions:

Dividends from net investment income	(0.33)		(0.29)		(0.30)		(0.25)	(0.17)	(0.36)		(0.32)		(0.33)		(0.28)	(0.19)

Distributions from net realized gains	(0.04)		(0.10)		(0.03)		(0.30)	(0.26)	(0.04)		(0.10)		(0.03)		(0.30)	(0.26)

Return of capital	—		—		—		—	(0.03)	—		—		—		—	(0.03)

Total dividends and distributions	(0.37)		(0.39)		(0.33)		(0.55)	(0.46)	(0.40)		(0.42)		(0.36)		(0.58)	(0.48)

Net asset value, end of year	$12.79		$10.97		$11.76		$10.21	$9.91	$12.79		$10.97		$11.76		$10.21	$9.91

Total return	19.98%		(3.58)%		18.45%		8.60%	(0.35)%	20.26%		(3.34)%		18.74%		8.89%	(0.09)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,733		$3,268		$2,520		$2,729	$2,594	$9,534		$7,235		$6,904		$2,358	$3,094

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.68	%(j)	0.68	%(j)	0.76	%(k)	0.95%	0.95%	0.43	%(j)	0.43	%(j)	0.49	%(k)	0.70%	0.70%

Before waivers and reimbursements (f)	1.59%		1.77%		1.65%		2.31%	2.44%	1.35%		1.48%		1.43%		1.99%	2.14%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)(x)	2.95%		2.72%		1.98%		2.60%	1.47%	3.31%		2.78%		2.59%		2.66%	1.64%

Before waivers and reimbursements (f)(x)	2.05%		1.64%		1.09%		1.24%	(0.02)%	2.40%		1.73%		1.65%		1.37%	0.20%

Portfolio turnover rate^	9%		2%		34%		15%	15%	9%		2%		34%		15%	15%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.65% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.92% for Class IB and 0.65% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

228	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

1290 VT Micro Cap Portfolio

	Class IB								Class K
	Year Ended December 31,				May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		Year Ended December 31,
	2019	2018	2017	2016					2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.97	$11.53	$9.91	$8.95	$10.96		$10.76		$8.99	$11.57	$9.94	$8.97	$10.77

Income (loss) from investment operations:

Net investment income (loss) (e)	0.01	— #	(0.01)	(0.02)	(0.04)		(0.01)		0.03	0.03	0.02	— #	(0.03)

Net realized and unrealized gain (loss)	2.59	(0.44)	2.51	0.98	(0.77)		0.74		2.61	(0.46)	2.52	0.99	(0.57)

Total from investment operations	2.60	(0.44)	2.50	0.96	(0.81)		0.73		2.64	(0.43)	2.54	0.99	(0.60)

Less distributions:
Dividends from net investment income	— #	—	— #	—	—		—		(0.03)	(0.03)	(0.03)	(0.01)	—

Distributions from net realized gains	(1.08)	(2.11)	(0.88)	—	(1.20)		—		(1.08)	(2.11)	(0.88)	—	(1.20)
Return of capital	—	(0.01)	—	—	—		—		—	(0.01)	—	(0.01)	—

Total dividends and distributions	(1.08)	(2.12)	(0.88)	—	(1.20)		—		(1.11)	(2.15)	(0.91)	(0.02)	(1.20)

Net asset value, end of year	$10.49	$8.97	$11.53	$9.91	$8.95		$11.49		$10.52	$8.99	$11.57	$9.94	$8.97

Total return (b)	29.32%	(4.75)%	25.59%	10.73%	(7.42)%		6.78%		29.67%	(4.68)%	25.90%	11.00%	(5.60)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,414	$326	$129	$103	$93		$—		$155,846	$129,922	$145,266	$125,290	$121,451

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.15%	1.15%	1.15%	1.25%	1.30%		1.30%		0.90%	0.90%	0.90%	1.00%	1.05%

Before waivers and reimbursements (a)(f)	1.36%	1.33%	1.35%	1.38%	1.35%		1.33%		1.10%	1.08%	1.10%	1.13%	1.09%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)	0.05%	(0.01)%	(0.08)%	(0.26)%	(0.56	)%(l)	(0.41	)%(l)	0.24%	0.23%	0.17%	(0.01)%	(0.29)%

Before waivers and reimbursements (a)(f)	(0.16)%	(0.19)%	(0.28)%	(0.40)%	(0.61	)%(l)	(0.44	)%(l)	0.04%	0.05%	(0.04)%	(0.15)%	(0.33)%

Portfolio turnover rate^	69%	60%	58%	103%	123%		123%		69%	60%	58%	103%	123%

**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

EQ Advisors Trust	Financial Highlights	229

Financial Highlights (cont’d)

1290 VT Small Cap Value Portfolio

	Class IB								Class K
	Year Ended December 31,				May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡		Year Ended December 31,
	2019	2018	2017	2016					2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.89	$10.55	$9.84	$8.55	$10.00		$9.79		$8.88	$10.54	$9.83	$8.54	$9.79

Income (loss) from investment operations:

Net investment income (loss) (e)	0.04	0.07	0.05	0.06	0.03		—	#	0.06	0.10	0.08	0.07	0.05

Net realized and unrealized gain (loss)	2.23	(1.25)	1.19	2.02	(1.10)		0.41		2.22	(1.25)	1.18	2.03	(0.90)

Total from investment operations	2.27	(1.18)	1.24	2.08	(1.07)		0.41		2.28	(1.15)	1.26	2.10	(0.85)

Less distributions:

Dividends from net investment income	(0.06)	(0.04)	(0.02)	(0.03)	—		—	#	(0.07)	(0.06)	(0.04)	(0.04)	(0.02)

Distributions from net realized gains	(0.45)	(0.40)	(0.51)	(0.50)	(0.36)		—		(0.45)	(0.40)	(0.51)	(0.50)	(0.36)

Return of capital	(0.03)	(0.04)	—	(0.26)	(0.02)		—		(0.04)	(0.05)	—	(0.27)	(0.02)

Total dividends and distributions	(0.54)	(0.48)	(0.53)	(0.79)	(0.38)		—		(0.56)	(0.51)	(0.55)	(0.81)	(0.40)

Net asset value, end of year	$10.62	$8.89	$10.55	$9.84	$8.55		$10.20		$10.60	$8.88	$10.54	$9.83	$8.54

Total return (b)	25.84%	(11.44)%	12.80%	24.19%	(10.63)%		4.19%		26.06%	(11.20)%	13.08%	24.54%	(8.58)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$7,831	$3,220	$1,957	$418	$166		$—		$287,972	$258,476	$324,305	$173,256	$149,286

Ratio of expenses to average net assets:

After waivers (a)(f)	1.15%	1.15%	1.15%	1.18%	1.22%		1.25%		0.90%	0.90%	0.90%	0.93%	0.98%

Before waivers (a)(f)	1.25%	1.23%	1.26%	1.27%	1.24%		1.25%		1.00%	0.98%	1.01%	1.02%	0.99%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	0.37%	0.66%	0.52%	0.61%	0.41	%(l)	0.15	%(l)	0.61%	0.88%	0.74%	0.82%	0.48%

Before waivers (a)(f)	0.27%	0.58%	0.42%	0.52%	0.39	%(l)	0.15	%(l)	0.51%	0.80%	0.64%	0.73%	0.48%

Portfolio turnover rate^	14%	18%	23%	23%	17%		17%		14%	18%	23%	23%	17%

**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

230	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

1290 VT SmartBeta Equity Portfolio

	Class IB					Class K
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.65	$13.04	$11.16	$10.67	$10.70	$11.65	$13.04	$11.15	$10.67	$10.70

Income (loss) from investment operations:

Net investment income (loss) (e)	0.16	0.17	0.15	0.15	0.14	0.20	0.20	0.19	0.18	0.16

Net realized and unrealized gain (loss)	2.97	(0.92)	2.26	0.48	(0.02)	2.96	(0.92)	2.26	0.47	(0.01)

Total from investment operations	3.13	(0.75)	2.41	0.63	0.12	3.16	(0.72)	2.45	0.65	0.15

Less distributions:

Dividends from net investment income	(0.16)	(0.16)	(0.16)	(0.14)	(0.13)	(0.19)	(0.19)	(0.19)	(0.17)	(0.16)

Distributions from net realized gains	(0.20)	(0.48)	(0.37)	— #	(0.02)	(0.20)	(0.48)	(0.37)	— #	(0.02)

Total dividends and distributions	(0.36)	(0.64)	(0.53)	(0.14)	(0.15)	(0.39)	(0.67)	(0.56)	(0.17)	(0.18)

Net asset value, end of year	$14.42	$11.65	$13.04	$11.16	$10.67	$14.42	$11.65	$13.04	$11.15	$10.67

Total return	26.90%	(6.03)%	21.65%	5.93%	1.10%	27.20%	(5.80)%	22.04%	6.20%	1.36%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$21,947	$13,044	$10,478	$7,439	$6,347	$10,387	$7,905	$8,280	$7,013	$6,709

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	1.15%	1.15%	1.16%	1.23%	1.25%	0.90%	0.90%	0.92%	0.98%	1.00%

Before waivers and reimbursements (f)	1.48%	1.61%	1.72%	1.79%	1.92%	1.24%	1.35%	1.46%	1.53%	1.65%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.21%	1.28%	1.23%	1.35%	1.24%	1.48%	1.54%	1.50%	1.61%	1.50%

Before waivers and reimbursements (f)	0.88%	0.82%	0.68%	0.79%	0.58%	1.15%	1.09%	0.96%	1.06%	0.84%

Portfolio turnover rate^	29%	47%	42%	27%	28%	29%	47%	42%	27%	28%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	231

Financial Highlights (cont’d)

1290 VT Socially Responsible Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.20	$12.14	$11.85	$11.11	$12.56	$10.98	$11.91	$11.66	$10.94	$12.39

Income (loss) from investment operations:

Net investment income (loss) (e)	0.12	0.12	0.13	0.13	0.13	0.12	0.12	0.13	0.13	0.13

Net realized and unrealized gain (loss)	3.26	(0.61)	2.14	0.97	(0.10)	3.19	(0.60)	2.10	0.95	(0.10)

Total from investment operations	3.38	(0.49)	2.27	1.10	0.03	3.31	(0.48)	2.23	1.08	0.03

Less distributions:

Dividends from net investment income	(0.12)	(0.12)	(0.12)	(0.13)	(0.13)	(0.12)	(0.12)	(0.12)	(0.13)	(0.13)

Distributions from net realized gains	(0.22)	(0.33)	(1.86)	(0.23)	(1.35)	(0.22)	(0.33)	(1.86)	(0.23)	(1.35)

Total dividends and distributions	(0.34)	(0.45)	(1.98)	(0.36)	(1.48)	(0.34)	(0.45)	(1.98)	(0.36)	(1.48)

Net asset value, end of year	$14.24	$11.20	$12.14	$11.85	$11.11	$13.95	$10.98	$11.91	$11.66	$10.94

Total return	30.24%	(4.37)%	20.45%	9.96%	0.47%	30.21%	(4.37)%	20.44%	9.94%	0.49%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,816	$3,158	$3,626	$3,402	$3,678	$175,337	$137,180	$146,723	$127,050	$127,494

Ratio of expenses to average net assets (f)	0.94%	0.93%	0.94%	0.95%	0.93%	0.94%	0.93%	0.94%	0.95%	0.93%

Ratio of net investment income (loss) to average net assets (f)	0.91%	0.98%	1.08%	1.16%	1.01%	0.91%	0.98%	1.07%	1.16%	1.01%

Portfolio turnover rate^	12%	10%	13%	15%	52%	12%	10%	13%	15%	52%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

232	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

1290 VT DoubleLine Opportunistic Bond Portfolio

	Class IB								Class K
	Year Ended December 31,						May 1, 2015* to December 31, 2015		Year Ended December 31,						May 1, 2015* to December 31, 2015
	2019		2018		2017	2016			2019		2018		2017	2016

Net asset value, beginning of period	$9.64		$10.03		$9.81	$9.61	$10.00		$9.65		$10.03		$9.81	$9.61	$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.31		0.27		0.23	0.25	0.17		0.34		0.30		0.25	0.28	0.18

Net realized and unrealized gain (loss)	0.48		(0.37)		0.16	0.21	(0.39)		0.46		(0.36)		0.16	0.21	(0.38)

Total from investment operations	0.79		(0.10)		0.39	0.46	(0.22)		0.80		(0.06)		0.41	0.49	(0.20)

Less distributions:

Dividends from net investment income	(0.30)		(0.29)		(0.16)	(0.26)	(0.17)		(0.32)		(0.32)		(0.18)	(0.29)	(0.19)

Distributions from net realized gains	—		—		(0.01)	—	—		—		—		(0.01)	—	—

Total dividends and distributions	(0.30)		(0.29)		(0.17)	(0.26)	(0.17)		(0.32)		(0.32)		(0.19)	(0.29)	(0.19)

Net asset value, end of period	$10.13		$9.64		$10.03	$9.81	$9.61		$10.13		$9.65		$10.03	$9.81	$9.61

Total return (b)	8.18%		(0.96)%		3.93%	4.83%	(2.20)%		8.33%		(0.61)%		4.19%	5.10%	(2.03)%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$47,029		$34,500		$28,366	$10,304	$2,364		$428,345		$297,879		$271,210	$60,950	$57,967

Ratio of expenses to average net assets:

After waivers (a)(f)	0.96	%(j)	0.98	%(k)	1.04%	1.06%	1.08%		0.71	%(j)	0.73	%(k)	0.79%	0.82%	0.84%

Before waivers (a)(f)	1.00%		1.00%		1.07%	1.11%	1.26%		0.75%		0.75%		0.82%	0.88%	1.04%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	3.06%		2.74%		2.23%	2.52%	2.54	%(l)	3.32%		2.98%		2.49%	2.84%	2.67	%(l)

Before waivers (a)(f)	3.03%		2.73%		2.20%	2.47%	2.36	%(l)	3.28%		2.96%		2.45%	2.78%	2.47	%(l)

Portfolio turnover rate^	57%		62%		120%	76%	79	%(z)	57%		62%		120%	76%	79	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.98% for Class IB and 0.73% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.01% for Class IB and 0.76% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	233

Financial Highlights (cont’d)

1290 VT High Yield Bond Portfolio

	Class IB					Class K
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.94	$9.67	$9.53	$8.99	$9.87	$8.93	$9.66	$9.52	$8.98	$9.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.48	0.50	0.49	0.52	0.56	0.50	0.53	0.52	0.54	0.59
Net realized and unrealized gain (loss)	0.67	(0.70)	0.12	0.53	(0.86)	0.68	(0.71)	0.12	0.53	(0.88)

Total from investment operations	1.15	(0.20)	0.61	1.05	(0.30)	1.18	(0.18)	0.64	1.07	(0.29)

Less distributions:
Dividends from net investment income	(0.49)	(0.53)	(0.47)	(0.51)	(0.58)	(0.52)	(0.55)	(0.50)	(0.53)	(0.60)

Net asset value, end of year	$9.60	$8.94	$9.67	$9.53	$8.99	$9.59	$8.93	$9.66	$9.52	$8.98

Total return	12.94%	(2.23)%	6.46%	11.67%	(3.02)%	13.23%	(1.99)%	6.73%	11.97%	(2.87)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$41,122	$28,369	$26,553	$19,555	$13,208	$176,238	$163,753	$177,784	$165,224	$133,870
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.04%	1.05%	1.07%	1.08%	0.75%	0.79%	0.80%	0.82%	0.84%
Before waivers (f)	1.07%	1.07%	1.08%	1.09%	1.09%	0.82%	0.82%	0.83%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	4.92%	5.20%	4.95%	5.49%	5.58%	5.18%	5.44%	5.20%	5.74%	5.86%
Before waivers (f)	4.85%	5.16%	4.93%	5.47%	5.58%	5.11%	5.41%	5.18%	5.73%	5.86%

Portfolio turnover rate^	47%	41%	61%	72%	98%	47%	41%	61%	72%	98%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

234	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

1290 VT DoubleLine Dynamic Allocation Portfolio

	Class IB										Class K
	Year Ended December 31,										Year Ended December 31,
	2019		2018		2017		2016		2015		2019		2018		2017		2016		2015

Net asset value, beginning of year	$10.60		$11.51		$11.10		$10.45		$11.07		$10.60		$11.51		$11.10		$10.45		$11.07

Income (loss) from investment operations:

Net investment income (loss) (e)	0.20		0.18		0.06	(x)	0.16	(x)	0.09	(x)	0.23		0.21		0.14	(x)	0.15	(x)	0.10	(x)

Net realized and unrealized gain (loss)	1.71		(0.63)		1.00		0.74		(0.50)		1.71		(0.63)		0.95		0.78		(0.48)

Total from investment operations	1.91		(0.45)		1.06		0.90		(0.41)		1.94		(0.42)		1.09		0.93		(0.38)

Less distributions:

Dividends from net investment income	(0.24)		(0.19)		(0.07)		(0.16)		(0.09)		(0.27)		(0.22)		(0.10)		(0.19)		(0.12)

Distributions from net realized gains	(0.39)		(0.27)		(0.58)		(0.09)		(0.12)		(0.39)		(0.27)		(0.58)		(0.09)		(0.12)

Total dividends and distributions	(0.63)		(0.46)		(0.65)		(0.25)		(0.21)		(0.66)		(0.49)		(0.68)		(0.28)		(0.24)

Net asset value, end of year	$11.88		$10.60		$11.51		$11.10		$10.45		$11.88		$10.60		$11.51		$11.10		$10.45

Total return	18.14%		(4.10)%		9.53%		8.62%		(3.70)%		18.41%		(3.86)%		9.79%		8.89%		(3.46)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$51,439		$41,616		$44,809		$34,882		$24,703		$882		$11,891		$12,637		$979		$1,179

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	1.16	%(j)	1.19	%(k)	1.05%		0.64%		0.65%		0.91	%(j)	0.94	%(k)	0.81%		0.39%		0.40%

Before waivers and reimbursements (f)	1.36%		1.28%		1.61%		1.01%		1.31%		1.03%		1.03%		1.49%		0.77%		1.06%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.69%		1.57%		0.50	%(x)	1.49	%(x)	0.83	%(x)	2.00%		1.82%		1.19	%(x)	1.40	%(x)	0.87	%(x)

Before waivers and reimbursements (f)	1.49%		1.49%		(0.06	)%(x)	1.11	%(x)	0.17	%(x)	1.87%		1.74%		0.52	%(x)	1.02	%(x)	0.21	%(x)

Portfolio turnover rate^	67%		83%		175	%(h)	15%		25%		67%		83%		175	%(h)	15%		25%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)	Change in investment strategy resulted in lower portfolio turnover.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.24% for Class IB and 0.99% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

EQ Advisors Trust	Financial Highlights	235

Financial Highlights (cont’d)

1290 VT Moderate Growth Allocation Portfolio

	Class IB		Class K
	February 1, 2019* to December 31, 2019		February 1, 2019* to December 31, 2019

Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.25		0.23

Net realized and unrealized gain (loss)	1.14		1.19

Total from investment operations	1.39		1.42

Less distributions:

Dividends from net investment income	(0.13)		(0.15)

Distributions from net realized gains	(0.10)		(0.10)

Total dividends and distributions	(0.23)		(0.25)

Net asset value, end of period	$11.16		$11.17

Total return (b)	13.86%		14.21%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$19,469		$5,594

Ratio of expenses to average net assets:

After waivers (a)(f)	1.04	%(j)	0.77	%(j)

Before waivers (a)(f)	1.84%		1.76%

Ratio of net investment income (loss) to average net assets:

After waivers (a)(f)	2.48	%(l)	2.39	%(l)

Before waivers (a)(f)	1.65	%(l)	1.38	%(l)

Portfolio turnover rate^	50	%(z)	50	%(z)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class IB and 0.85% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

236	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

1290 VT Convertible Securities Portfolio

	Class IB									Class K
	Year Ended December 31,									Year Ended December 31,
	2019		2018		2017		2016		2015	2019		2018		2017		2016		2015

Net asset value, beginning of year	$10.06		$11.03		$10.20		$9.84		$10.69	$10.04		$11.01		$10.18		$9.82		$10.67

Income (loss) from investment operations:

Net investment income (loss) (e)	0.15		0.25		0.24		0.20		0.19	0.18		0.27		0.25		0.22		0.21

Net realized and unrealized gain (loss)	2.24		(0.70)		1.21		0.55		(0.53)	2.24		(0.69)		1.23		0.56		(0..53)

Total from investment operations	2.39		(0.45)		1.45		0.75		(0.34)	2.42		(0.42)		1.48		0.78		(0.32)

Less distributions:

Dividends from net investment income	(0.34)		(0.26)		(0.34)		(0.30)		(0.34)	(0.37)		(0.29)		(0.37)		(0.32)		(0.36)

Distributions from net realized gains	(0.30)		(0.26)		(0.28)		—		(0.16)	(0.30)		(0.26)		(0.28)		—		(0.16)

Return of capital	—		—		—		(0.09)		(0.01)	—		—		—		(0.10)		(0.01)

Total dividends and distributions	(0.64)		(0.52)		(0.62)		(0.39)		(0.51)	(0.67)		(0.55)		(0.65)		(0.42)		(0.53)

Net asset value, end of year	$11.81		$10.06		$11.03		$10.20		$9.84	$11.79		$10.04		$11.01		$10.18		$9.82

Total return	23.93%		(4.22)%		14.28%		7.62%		(3.29)%	24.27%		(3.98)%		14.58%		7.91%		(3.05)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$12,255		$9,403		$7,637		$5,572		$6,922	$15,331		$11,526		$11,402		$11,093		$10,951

Ratio of expenses to average net assets:

After waivers (f)	1.10	%(j)	1.19	%***(k)	1.18	%(m)	1.22	%(m)	1.32%**	0.85	%(j)	0.94	%***(k)	0.93	%(m)	0.97	%(m)	1.07%**

Before waivers (f)	1.59%		1.67%		1.72%		1.70%		1.78%	1.34%		1.41%		1.46%		1.45%		1.53%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	1.35%		2.23%		2.11%		1.98%		1.77%	1.61%		2.40%		2.29%		2.24%		2.01%

Before waivers (f)	0.86%		1.75%		1.58%		1.50%		1.32%	1.12%		1.93%		1.76%		1.76%		1.56%

Portfolio turnover rate^	35%		32%		35%		33%		47%	35%		32%		35%		33%		47%

**	Includes Tax Expense of 0.02%.
***	Includes Tax Expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.22% for Class IB and 0.97% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.31% for Class IB and 1.06% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.30% for Class IB and 1.05% for Class K.

EQ Advisors Trust	Financial Highlights	237

Financial Highlights (cont’d)

1290 VT Energy Portfolio

	Class IB								Class K
	Year Ended December 31,								Year Ended December 31,
	2019		2018		2017		2016	2015	2019		2018		2017		2016	2015

Net asset value, beginning of year	$5.42		$7.13		$7.44		$6.13	$8.30	$5.42		$7.13		$7.44		$6.13	$8.30

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.14		0.15		0.11	0.12	0.28		0.16		0.15		0.12	0.12
Net realized and unrealized gain (loss)	0.33		(1.72)		(0.30)		1.31	(2.18)	0.30		(1.72)		(0.28)		1.32	(2.16)

Total from investment operations	0.57		(1.58)		(0.15)		1.42	(2.06)	0.58		(1.56)		(0.13)		1.44	(2.04)

Less distributions:
Dividends from net investment income	(0.14)		(0.13)		(0.15)		(0.11)	(0.11)	(0.15)		(0.15)		(0.17)		(0.13)	(0.13)
Return of capital	—		—		(0.01)		—	— #	—		—		(0.01)		—	— #

Total dividends and distributions	(0.14)		(0.13)		(0.16)		(0.11)	(0.11)	(0.15)		(0.15)		(0.18)		(0.13)	(0.13)

Net asset value, end of year	$5.85		$5.42		$7.13		$7.44	$6.13	$5.85		$5.42		$7.13		$7.44	$6.13

Total return	10.59%		(22.28)%		(1.90)%		23.17%	(24.77)%	10.87%		(22.05)%		(1.67)%		23.48%	(24.59)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,718		$3,310		$4,109		$3,715	$2,367	$1,718		$1,133		$1,355		$2,242	$2,626
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.61	%**(j)	0.57	%(k)	0.69	%(m)	0.95%	0.95%	0.37	%**(j)	0.32	%(k)	0.49	%(m)	0.70%	0.70%
Before waivers and reimbursements (f)	2.74%		2.60%		2.40%		2.40%	2.62%	2.60%		2.33%		2.03%		2.07%	2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	4.10%		1.93%		2.28%		1.64%	1.54%	4.79%		2.19%		2.14%		1.79%	1.63%
Before waivers and reimbursements (f)(x)	1.97%		(0.10)%		0.57%		0.20%	(0.13)%	2.56%		0.18%		0.60%		0.42%	0.07%

Portfolio turnover rate^	7%		11%		20%		38%	22%	7%		11%		20%		38%	22%

**	Includes Tax Expense of 0.04%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.94% for Class IB and 0.69% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.65% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.70% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

238	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

1290 VT GAMCO Mergers & Acquisitions Portfolio

	Class IA										Class IB
	Year Ended December 31,										Year Ended December 31,
	2019		2018		2017		2016		2015		2019		2018		2017		2016		2015

Net asset value, beginning of year	$11.84		$13.00		$12.95		$12.65		$12.95		$11.77		$12.93		$12.88		$12.59		$12.89

Income (loss) from investment operations:

Net investment income (loss) (e)	0.48	#####	0.17	##	0.01	####	0.01	###	—	#	0.49	#####	0.17	##	0.01	####	0.01	###	—	#

Net realized and unrealized gain (loss)	0.53		(0.79)		0.77		0.96		0.30		0.52		(0.79)		0.77		0.95		0.30

Total from investment operations	1.01		(0.62)		0.78		0.97		0.30		1.01		(0.62)		0.78		0.96		0.30

Less distributions:

Dividends from net investment income	(0.51)		(0.19)		—	#	—	#	—		(0.51)		(0.19)		—	#	—	#	—

Distributions from net realized gains	(0.04)		(0.35)		(0.73)		(0.67)		(0.60)		(0.04)		(0.35)		(0.73)		(0.67)		(0.60)

Return of capital	(0.17)		—		—		—		—		(0.17)		—		—		—		—

Total dividends and distributions	(0.72)		(0.54)		(0.73)		(0.67)		(0.60)		(0.72)		(0.54)		(0.73)		(0.67)		(0.60)

Net asset value, end of year	$12.13		$11.84		$13.00		$12.95		$12.65		$12.06		$11.77		$12.93		$12.88		$12.59

Total return	8.62%		(4.85)%		6.14	%(gg)	7.69	%(dd)	2.42	%(bb)	8.67%		(4.88)%		6.17	%(gg)	7.65	%(dd)	2.43	%(bb)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$11,656		$11,854		$13,541		$14,951		$13,834		$179,897		$181,045		$205,054		$210,957		$223,093

Ratio of expenses to average net assets (f)	1.31%		1.31%		1.32%		1.33%		1.31%		1.31%		1.31%		1.32%		1.33%		1.31%

Ratio of net investment income (loss) to average net assets (f)	3.89	%(hh)	1.33	%(aa)	0.07	%(ff)	0.04	%(ee)	(0.01	)%(cc)	3.96	%(hh)	1.35	%(aa)	0.07	%(ff)	0.05	%(ee)	(0.02	)%(cc)

Portfolio turnover rate^	184%		175%		138%		198%		199%		184%		175%		138%		198%		199%

EQ Advisors Trust	Financial Highlights	239

Financial Highlights (cont’d)

1290 VT GAMCO Mergers & Acquisitions Portfolio

	Class K
	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$11.95		$13.12		$13.06		$12.75		$13.02

Income (loss) from investment operations:

Net investment income (loss) (e)	0.54	#####	0.21	##	0.04	####	0.04	###	0.03

Net realized and unrealized gain (loss)	0.52		(0.81)		0.79		0.97		0.30

Total from investment operations	1.06		(0.60)		0.83		1.01		0.33

Less distributions:

Dividends from net investment income	(0.54)		(0.22)		(0.04)		(0.03)		—

Distributions from net realized gains	(0.04)		(0.35)		(0.73)		(0.67)		(0.60)

Return of capital	(0.18)		—		—		—		—

Total dividends and distributions	(0.76)		(0.57)		(0.77)		(0.70)		(0.60)

Net asset value, end of year	$12.25		$11.95		$13.12		$13.06		$12.75

Total return	8.89%		(4.64)%		6.42	%(gg)	7.98	%(dd)	2.64	%(bb)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$20,863		$19,942		$20,653		$22,410		$21,227

Ratio of expenses to average net assets (f)	1.06%		1.05%		1.07%		1.08%		1.06%

Ratio of net investment income (loss) to average net assets (f)	4.29	%(hh)	1.58	%(aa)	0.32	%(ff)	0.30	%(ee)	0.24	%(cc)

Portfolio turnover rate^	184%		175%		138%		198%		199%

#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.07, $0.07 and $0.11 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.01), $(0.01) and $0.02 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.01), $(0.01) and $0.03 for Class IA, Class IB and Class K, respectively.
#####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.04, $0.05, and $0.09 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.77% lower.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been 2.01% for Class IA, 2.02% for Class IB and 2.23% for Class K.
(cc)	Includes income resulting from litigation payment. Without this income, the ratios would have been (0.22)% for Class IA, (0.23)% for Class IB and 0.03% for Class K.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been 7.44% for Class IA, 7.40% for Class IB and 7.73% for Class K.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.15%, 0.15% and 0.16% lower for Class IA, Class IB and Class K, respectively.
(ff)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.12% lower.
(gg)	Includes a litigation payment. Without this payment, the total return would have been 5.57% for Class IA, 5.60% for Class IB and 5.85% for Class K.
(hh)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 3.56% lower.

240	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

1290 VT Multi-Alternative Strategies Portfolio

	Class IB						Class K
	Year Ended December 31,				November 13, 2017* to December 31, 2017		Year Ended December 31,				November 13, 2017* to December 31, 2017
	2019		2018				2019		2018

Net asset value, beginning of period	$9.53		$10.05		$10.00		$9.53		$10.05		$10.00

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.25		0.19		0.04		0.16		0.20		0.05

Net realized and unrealized gain (loss)	0.48		(0.60)		0.05		0.60		(0.58)		0.04

Total from investment operations	0.73		(0.41)		0.09		0.76		(0.38)		0.09

Less distributions:

Dividends from net investment income	(0.20)		(0.10)		(0.04)		(0.23)		(0.13)		(0.04)

Distributions from net realized gains	—		(0.01)		—		—		(0.01)		—

Total dividends and distributions	(0.20)		(0.11)		(0.04)		(0.23)		(0.14)		(0.04)

Net asset value, end of period	$10.06		$9.53		$10.05		$10.06		$9.53		$10.05

Total return (b)	7.72%		(4.06)%		0.85%		7.99%		(3.82)%		0.88%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$625		$111		$101		$5,134		$4,755		$4,942

Ratio of expenses to average net assets:

After waivers and reimbursements (a)(f)	1.04	%***(j)	1.04	%(k)	1.07	%**(m)	0.80	%***(j)	0.79	%(k)	0.82	%**(m)

Before waivers and reimbursements (a)(f)	2.88%		3.53%		4.19%		2.22%		3.20%		3.94%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (a)(f)(x)	2.50%		1.90%		3.34	%(l)	1.60%		1.99%		3.59	%(l)

Before waivers and reimbursements (a)(f)(x)	0.66%		(0.58)%		0.23	%(l)	0.17%		(0.42)%		0.48	%(l)

Portfolio turnover rate^	4%		5%		0	%(z)	4%		5%		0	%(z)

*	Commencement of Operations.
**	Includes Tax Expense of 0.05%.
***	Includes Tax Expense of 0.02%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.67% for Class IB and 1.42% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.65% for Class IB and 1.40% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.70% for Class IB and 1.45% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	241

Financial Highlights (cont’d)

1290 VT Natural Resources Portfolio

	Class IB						Class K
	Year Ended December 31,						Year Ended December 31,
	2019		2018	2017	2016	2015	2019		2018	2017	2016	2015

Net asset value, beginning of year	$7.25		$8.69	$7.95	$6.27	$8.77	$7.25		$8.69	$7.95	$6.27	$8.77

Income (loss) from investment operations:

Net investment income (loss) (e)	0.39	#	0.22	0.19	0.17	0.24	0.41	#	0.24	0.21	0.19	0.26

Net realized and unrealized gain (loss)	0.41		(1.44)	0.76	1.68	(2.51)	0.41		(1.44)	0.76	1.68	(2.51)

Total from investment operations	0.80		(1.22)	0.95	1.85	(2.27)	0.82		(1.20)	0.97	1.87	(2.25)

Less distributions:

Dividends from net investment income	(0.38)		(0.22)	(0.21)	(0.17)	(0.23)	(0.40)		(0.24)	(0.23)	(0.19)	(0.25)

Net asset value, end of year	$7.67		$7.25	$8.69	$7.95	$6.27	$7.67		$7.25	$8.69	$7.95	$6.27

Total return	11.20%		(14.14)%	12.10%	29.48%	(25.76)%	11.48%		(13.90)%	12.36%	29.81%	(25.57)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$7,075		$5,834	$6,284	$5,680	$2,097	$14,353		$12,443	$16,359	$17,352	$13,197

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.90%		0.90%	0.90%	0.90%	0.93%	0.65%		0.65%	0.65%	0.65%	0.68%

Before waivers and reimbursements (f)	1.57%		1.46%	1.52%	1.61%	1.84%	1.32%		1.20%	1.28%	1.35%	1.63%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	5.04	%(g)	2.54%	2.41%	2.32%	3.01%	5.19	%(g)	2.79%	2.66%	2.68%	3.33%

Before waivers and reimbursements (f)	4.37	%(g)	1.98%	1.79%	1.62%	2.11%	4.52	%(g)	2.24%	2.03%	1.97%	2.38%

Portfolio turnover rate^	10%		10%	13%	18%	56%	10%		10%	13%	18%	56%

#	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.28 and $0.29 for Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 1.52% lower.

242	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

1290 VT Real Estate Portfolio

	Class IB					Class K
	Year Ended December 31,					Year Ended December 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.03	$11.03	$10.45	$10.17	$10.46	$10.06	$11.06	$10.47	$10.20	$10.46

Income (loss) from investment operations:

Net investment income (loss) (e)	0.23	0.31	0.27	0.22	0.14	0.25	0.34	0.29	0.24	0.15

Net realized and unrealized gain (loss)	1.94	(0.89)	0.80	0.27	(0.36)	1.95	(0.89)	0.81	0.27	(0.34)

Total from investment operations	2.17	(0.58)	1.07	0.49	(0.22)	2.20	(0.55)	1.10	0.51	(0.19)

Less distributions:

Dividends from net investment income	(0.53)	(0.34)	(0.38)	(0.07)	(0.06)	(0.54)	(0.37)	(0.40)	(0.10)	(0.06)

Distributions from net realized gains	(0.07)	—	(0.09)	(0.14)	(0.01)	(0.07)	—	(0.09)	(0.14)	(0.01)

Return of capital	(0.02)	(0.08)	(0.02)	—	—	(0.03)	(0.08)	(0.02)	—	—

Total dividends and distributions	(0.62)	(0.42)	(0.49)	(0.21)	(0.07)	(0.64)	(0.45)	(0.51)	(0.24)	(0.07)

Net asset value, end of year	$11.58	$10.03	$11.03	$10.45	$10.17	$11.62	$10.06	$11.06	$10.47	$10.20

Total return	21.75%	(5.46)%	10.22%	4.67%	(2.02)%	22.08%	(5.21)%	10.56%	4.81%	(1.73)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$15,893	$12,114	$13,416	$12,294	$9,155	$15,792	$14,269	$15,743	$18,263	$18,619

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.90%	0.90%	0.90%	0.91%	1.13%**	0.65%	0.65%	0.65%	0.66%	0.88%**

Before waivers and reimbursements (f)	1.48%	1.40%	1.31%	1.41%	1.58%**	1.22%	1.15%	1.07%	1.16%	1.33%**

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)	1.96%	2.84%	2.46%	2.11%	1.36%	2.19%	3.09%	2.68%	2.30%	1.46%

Before waivers and reimbursements (f)	1.38%	2.34%	2.05%	1.61%	0.91%	1.62%	2.59%	2.26%	1.79%	1.02%

Portfolio turnover rate^	27%	15%	30%	57%	55%	27%	15%	30%	57%	55%

**	Includes Interest Expense of 0.03% for the year ended December 31, 2015.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	243

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.equitable-funds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI, which is available on the Portfolios’ website.

To order a free copy of the Portfolios’ SAI and/or Annual and Semi-Annual Report, or to request other information about a Portfolio or make other shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2020 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2020

This prospectus describes nine (9) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA, Class IB and Class K shares offered by the Trust on behalf of the Portfolios that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This prospectus contains information you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

Strategic Allocation Series Portfolios

EQ/Ultra Conservative Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Balanced Strategy Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Growth Strategy Portfolio

EQ/Aggressive Growth Strategy Portfolio†

Other Allocation Portfolios

EQ/All Asset Growth Allocation Portfolio**

EQ/Franklin Templeton Allocation Managed Volatility Portfolio***

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolios’ annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your variable life insurance contract and/or variable annuity certificate or contract (“contract”), from your financial intermediary, or from the Portfolios. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a contractholder, you may elect to receive the Portfolios’ shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolios’ shareholder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com.

You may elect to receive all future shareholder reports in paper free of charge. If you are a contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolios that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your contract (if you are a contractholder) or all Portfolios held with the fund complex (for other shareholders).

*

Not all of these Portfolios may be available as an investment in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

**	Effective May 1, 2020, the All Asset Growth – Alt 20 Portfolio was renamed EQ/All Asset Growth Allocation Portfolio.
***

Shareholders of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/Aggressive Growth Strategy Portfolio.

†	The Trust offers only Class IB and Class K shares of this Portfolio.

The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Strategic Alloc

Class IA/IB/K

(794677)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

1. Goals, Strategies, & Risks

EQ/Ultra Conservative Strategy Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Ultra Conservative Strategy Portfolio	Class IA Shares		Class IB Shares	Class K Shares
Management Fee	0.10%		0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.00%
Other Expenses	0.18%	*	0.18%	0.18%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.44%	*	0.44%	0.44%	*
Total Annual Portfolio Operating Expenses	0.97%		0.97%	0.72%
Fee Waiver and/or Expense Reimbursement†	(0.02)%		(0.02)%	(0.02)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%		0.95%	0.70%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.95% for Class IA and Class IB shares and 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$97	$307	$534	$1,188
Class IB Shares	$97	$307	$534	$1,188
Class K Shares	$72	$228	$399	$893

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the Example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 107% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”). Under normal market conditions, it is expected that the Portfolio will invest approximately 90% of its assets in fixed income investments and approximately 10% of its assets in equity investments through investments in Underlying Portfolios.

EQ Advisors Trust	EQ/Ultra Conservative Strategy Portfolio	3

EQ/Ultra Conservative Strategy Portfolio (continued)

The fixed income asset class may include investment grade securities, mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

The Adviser may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus, and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Asset Transfer Program Risk — The Portfolio is used in connection with certain benefit programs under Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”). The Contracts provide that AXA Equitable can automatically transfer Contract value between the Portfolio and other portfolios managed by the Adviser and the general account of AXA Equitable through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect Contract value from declines due to market volatility, and thereby limit AXA Equitable’s exposure to risk on certain guaranteed benefits under the Contracts. This mathematical process may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. For instance, the Portfolio’s investment performance could be adversely affected if the mathematical process requires the Adviser to purchase and sell securities at inopportune times or otherwise limits the Adviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolio compared to other similar funds.

•

Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage

4	EQ/Ultra Conservative Strategy Portfolio	EQ Advisors Trust

equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

•

Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

EQ Advisors Trust	EQ/Ultra Conservative Strategy Portfolio	5

EQ/Ultra Conservative Strategy Portfolio (continued)

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

•

Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

•

Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

•

Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

•

ETFs Risk — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision

6	EQ/Ultra Conservative Strategy Portfolio	EQ Advisors Trust

and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•

Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•	Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed

EQ Advisors Trust	EQ/Ultra Conservative Strategy Portfolio	7

EQ/Ultra Conservative Strategy Portfolio (continued)

securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

•

Portfolio Turnover Risk — High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

•

Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes,

8	EQ/Ultra Conservative Strategy Portfolio	EQ Advisors Trust

such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

Class IA shares and Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

2.38% (2019 1st Quarter)	–1.27% (2013 2nd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
EQ/Ultra Conservative Strategy Portfolio — Class IB Shares (Inception Date: September 28, 2011)	6.03%	1.78%	1.86%
EQ/Ultra Conservative Strategy Index (reflects no deduction for fees, expenses, or taxes)	7.44%	2.84%	2.91%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	15.71%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	1.66%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	August 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	August 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	August 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with certain benefit programs under Contracts issued by AXA Equitable.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Procedures for purchasing and redeeming Portfolio shares are governed by the applicable separate account through which you invest. In certain limited circumstances, Portfolio shares may be redeemed as

EQ Advisors Trust	EQ/Ultra Conservative Strategy Portfolio	9

EQ/Ultra Conservative Strategy Portfolio (continued)

part of an exchange on a specified delayed basis. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Conservative Strategy Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks a high level of current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Conservative Strategy Portfolio	Class IA Shares		Class IB Shares	Class K Shares
Management Fee	0.10%		0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.00%
Other Expenses	0.15%	*	0.15%	0.15%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.46%	*	0.46%	0.46%	*
Total Annual Portfolio Operating Expenses	0.96%		0.96%	0.71%
Fee Waiver and/or Expense Reimbursement†	(0.01)%		(0.01)%	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%		0.95%	0.70%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.95% for Class IA and Class IB shares and 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2021. The Adviser may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$97	$305	$530	$1,177
Class IB Shares	$97	$305	$530	$1,177
Class K Shares	$72	$226	$394	$882

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the Example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”). The Portfolio invests approximately 80% of its assets in fixed income investments and approximately 20% of its assets in equity investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities, mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The equity

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EQ/Conservative Strategy Portfolio (continued)

asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

The Adviser may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus, and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

•

Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

•

Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility

12	EQ/Conservative Strategy Portfolio	EQ Advisors Trust

management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

•

Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying

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EQ/Conservative Strategy Portfolio (continued)

Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

•

Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

•

Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

•

ETFs Risk — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events

14	EQ/Conservative Strategy Portfolio	EQ Advisors Trust

and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•

Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain

EQ Advisors Trust	EQ/Conservative Strategy Portfolio	15

EQ/Conservative Strategy Portfolio (continued)

collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

•

Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors

16	EQ/Conservative Strategy Portfolio	EQ Advisors Trust

to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

Class IA shares and Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

4.07% (2010 3rd Quarter)	–2.74% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Conservative Strategy Portfolio — Class IB Shares	8.97%	2.84%	3.35%
EQ/Conservative Strategy Index (reflects no deduction for fees, expenses, or taxes)	9.26%	3.55%	4.16%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2009
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and

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EQ/Conservative Strategy Portfolio (continued)

payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

18	EQ/Conservative Strategy Portfolio	EQ Advisors Trust

EQ/Conservative Growth Strategy Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks current income and growth of capital, with greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Conservative Growth Strategy Portfolio	Class IA Shares		Class IB Shares	Class K Shares
Management Fee	0.10%		0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.00%
Other Expenses	0.16%	*	0.16%	0.16%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.49%	*	0.49%	0.49%	*
Total Annual Portfolio Operating Expenses	1.00%		1.00%	0.75%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$318	$552	$1,225
Class IB Shares	$102	$318	$552	$1,225
Class K Shares	$77	$240	$417	$930

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the Example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”). The Portfolio invests approximately 60% of its assets in fixed income investments and approximately 40% of its assets in equity investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities, below investment grade securities (also known as high yield or “junk” bonds), mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce

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EQ/Conservative Growth Strategy Portfolio (continued)

the Portfolio’s overall risk, it may result in periods of underperformance. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

The Adviser may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus, and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

•

Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

•

Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things,

20	EQ/Conservative Growth Strategy Portfolio	EQ Advisors Trust

on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

•

Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

•

Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

•

Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value.

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EQ/Conservative Growth Strategy Portfolio (continued)

Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

•

ETFs Risk — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of

22	EQ/Conservative Growth Strategy Portfolio	EQ Advisors Trust

securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•

Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower

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EQ/Conservative Growth Strategy Portfolio (continued)

than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

•

Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

•

Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in

24	EQ/Conservative Growth Strategy Portfolio	EQ Advisors Trust

the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

Class IA shares and Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

6.10% (2019 1st Quarter)	–6.78% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Conservative Growth Strategy Portfolio — Class IB Shares	13.40%	4.35%	5.06%
EQ/Conservative Growth Strategy Index (reflects no deduction for fees, expenses, or taxes)	13.76%	5.12%	6.12%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2009
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of

EQ Advisors Trust	EQ/Conservative Growth Strategy Portfolio	25

EQ/Conservative Growth Strategy Portfolio (continued)

underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

26	EQ/Conservative Growth Strategy Portfolio	EQ Advisors Trust

EQ/Balanced Strategy Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Balanced Strategy Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.51%	0.51%	0.51%	*
Total Annual Portfolio Operating Expenses	1.00%	1.00%	0.75%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$318	$552	$1,225
Class IB Shares	$102	$318	$552	$1,225
Class K Shares	$77	$240	$417	$930

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the Example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”). The Portfolio invests approximately 50% of its assets in equity investments and approximately 50% of its assets in fixed income investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities, below investment grade securities (also known as high yield or “junk” bonds), mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce

EQ Advisors Trust	EQ/Balanced Strategy Portfolio	27

EQ/Balanced Strategy Portfolio (continued)

the Portfolio’s overall risk, it may result in periods of underperformance. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

The Adviser may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus, and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

•

Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

•

Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things,

28	EQ/Balanced Strategy Portfolio	EQ Advisors Trust

on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

•

Risks Related to Investments in Underlying Portfolios —The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

•

Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

•

Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value.

EQ Advisors Trust	EQ/Balanced Strategy Portfolio	29

EQ/Balanced Strategy Portfolio (continued)

Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

•

ETFs Risk — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of

30	EQ/Balanced Strategy Portfolio	EQ Advisors Trust

securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•

Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower

EQ Advisors Trust	EQ/Balanced Strategy Portfolio	31

EQ/Balanced Strategy Portfolio (continued)

than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

•

Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

•

Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in

32	EQ/Balanced Strategy Portfolio	EQ Advisors Trust

the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

7.18% (2019 1st Quarter)	–8.74% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Balanced Strategy Portfolio — Class IA Shares	15.65%	5.09%	5.95%
EQ/Balanced Strategy Portfolio — Class IB Shares	15.70%	5.11%	5.91%
EQ/Balanced Strategy Index (reflects no deduction for fees, expenses, or taxes)	16.22%	6.00%	7.17%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2009
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of

EQ Advisors Trust	EQ/Balanced Strategy Portfolio	33

EQ/Balanced Strategy Portfolio (continued)

underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

34	EQ/Balanced Strategy Portfolio	EQ Advisors Trust

EQ/Moderate Growth Strategy Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Moderate Growth Strategy Portfolio	Class IA Shares		Class IB Shares	Class K Shares
Management Fee	0.09%		0.09%	0.09%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.00%
Other Expenses	0.14%	*	0.14%	0.14%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.52%	*	0.52%	0.52%	*
Total Annual Portfolio Operating Expenses	1.00%		1.00%	0.75%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$318	$552	$1,225
Class IB Shares	$102	$318	$552	$1,225
Class K Shares	$77	$240	$417	$930

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the Example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”). The Portfolio invests approximately 60% of its assets in equity investments and approximately 40% of its assets in fixed income investments through investments in Underlying Portfolios.

The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The fixed income asset class may include investment grade securities, below investment grade securities (also known as high yield or “junk” bonds), mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the

EQ Advisors Trust	EQ/Moderate Growth Strategy Portfolio	35

EQ/Moderate Growth Strategy Portfolio (continued)

Portfolio’s overall risk, it may result in periods of underperformance. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

The Adviser may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus, and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

•

Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

•

Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things,

36	EQ/Moderate Growth Strategy Portfolio	EQ Advisors Trust

on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

•

Risks Related to Investments in Underlying Portfolios —The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

•

Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

•

Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value.

EQ Advisors Trust	EQ/Moderate Growth Strategy Portfolio	37

EQ/Moderate Growth Strategy Portfolio (continued)

Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

•

ETFs Risk — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of

38	EQ/Moderate Growth Strategy Portfolio	EQ Advisors Trust

securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•

Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to

EQ Advisors Trust	EQ/Moderate Growth Strategy Portfolio	39

EQ/Moderate Growth Strategy Portfolio (continued)

prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

•

Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

•

Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

40	EQ/Moderate Growth Strategy Portfolio	EQ Advisors Trust

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

Class IA shares and Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

8.38% (2019 1st Quarter)	–10.54% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Moderate Growth Strategy Portfolio — Class IB Shares	18.00%	5.85%	6.74%
EQ/Moderate Growth Strategy Index (reflects no deduction for fees, expenses, or taxes)	18.48%	6.74%	8.10%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2009
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for

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EQ/Moderate Growth Strategy Portfolio (continued)

federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Growth Strategy Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Growth Strategy Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee**	0.09%	0.09%	0.09%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.53%	0.53%	0.53%	*
Total Annual Portfolio Operating Expenses	1.00%	1.00%	0.75%
*	Based on estimated amounts for the current fiscal year.
**	Management Fee has been restated to reflect the current fee.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$318	$552	$1,225
Class IB Shares	$102	$318	$552	$1,225
Class K Shares	$77	$240	$417	$930

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the Example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”). The Portfolio invests approximately 70% of its assets in equity investments and approximately 30% of its assets in fixed income investments through investments in Underlying Portfolios.

The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The fixed income asset class may include investment grade securities, below investment grade securities (also known as high yield or “junk” bonds), mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the

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EQ/Growth Strategy Portfolio (continued)

Portfolio’s overall risk, it may result in periods of underperformance. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

The Adviser may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus, and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

•

Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

•

Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser

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from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

•

Risks Related to Investments in Underlying Portfolios —  The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

•

Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

•

Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s

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EQ/Growth Strategy Portfolio (continued)

exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

•

ETFs Risk — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in

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futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•

Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest

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EQ/Growth Strategy Portfolio (continued)

rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

•

Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

•

Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset

48	EQ/Growth Strategy Portfolio	EQ Advisors Trust

classes in which the Portfolio may invest. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

9.45% (2019 1st Quarter)	–12.54% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Growth Strategy Portfolio — Class IA Shares	20.23%	6.58%	7.61%
EQ/Growth Strategy Portfolio — Class IB Shares	20.21%	6.57%	7.56%
EQ/Growth Strategy Index (reflects no deduction for fees, expenses, or taxes)	20.79%	7.48%	9.04%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2009
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

EQ Advisors Trust	EQ/Growth Strategy Portfolio	49

EQ/Growth Strategy Portfolio (continued)

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Aggressive Growth Strategy Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Aggressive Growth Strategy Portfolio	Class IB Shares	Class K Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.14%	0.14%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.55%	0.55%	*
Total Annual Portfolio Operating Expenses	1.04%	0.79%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$106	$331	$574	$1,271
Class K Shares	$81	$252	$439	$978

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the Example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and sub-advised by one or more investment sub-advisers (“Sub-Adviser”). The Portfolio invests approximately 80% of its assets in equity investments and approximately 20% of its assets in fixed income investments through investments in Underlying Portfolios.

The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The fixed income asset class may include investment grade securities, below investment grade securities (also known as high yield or “junk” bonds), mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the

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EQ/Aggressive Growth Strategy Portfolio (continued)

Portfolio’s overall risk, it may result in periods of underperformance. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

The Adviser may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus, and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

•

Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

•

Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the

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tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used.

•

Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

•

Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

•

Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in

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EQ/Aggressive Growth Strategy Portfolio (continued)

more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

•

ETFs Risk — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will

54	EQ/Aggressive Growth Strategy Portfolio	EQ Advisors Trust

default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•

Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt

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EQ/Aggressive Growth Strategy Portfolio (continued)

(such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

•

Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

•

Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

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Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one- and five-year and since inception periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

10.53% (2019 1st Quarter)	–12.29% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception
EQ/Aggressive Growth Strategy Portfolio — Class IB Shares (Inception Date: April 12, 2012)	22.51%	7.30%	9.09%
EQ/Aggressive Growth Strategy Index (reflects no deduction for fees, expenses, or taxes)	23.32%	8.32%	10.05%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.92%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	1.65%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2012
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	April 2012
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	April 2012
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of

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EQ/Aggressive Growth Strategy Portfolio (continued)

underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/All Asset Growth Allocation Portfolio1 – Class IA, IB and K Shares

Investment Objective: Seeks long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/All Asset Growth Allocation Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses*	0.74%	0.74%	0.74%
Total Annual Portfolio Operating Expenses	1.29%	1.29%	1.04%
*	Includes interest and tax expense of 0.03% incurred indirectly from acquired funds

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$131	$409	$708	$1,556
Class IB Shares	$131	$409	$708	$1,556
Class K Shares	$106	$331	$574	$1,271

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange-traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) and exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”). The Adviser, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Adviser and the Trust’s Board of Trustees without shareholder approval.

Alternative investments are different than traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments may include, for example, convertible securities, investments in certain industries or sectors (e.g., infrastructure), Underlying ETFs that invest in commodities and other instruments that derive their value from natural resources, the 1290 VT Natural Resources Portfolio, the 1290 VT Real Estate Portfolio and other instruments that derive their value from real

[1]	Effective May 1, 2020, the All Asset Growth – Alt 20 Portfolio was renamed EQ/All Asset Growth Allocation Portfolio.

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EQ/All Asset Growth Allocation Portfolio (continued)

estate, and the 1290 VT GAMCO Mergers & Acquisitions Portfolio.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes. The Portfolio also may invest in Underlying Portfolios and Underlying ETFs that invest in inflation-indexed bonds, which are fixed income securities that are structured to provide protection against inflation.

Subject to the asset allocation target set forth above, the Adviser also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, real estate investment trusts (“REITs”), investment grade bonds and high yield bonds (also known as “junk bonds”)). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally invests its assets in a combination of Underlying Portfolios or Underlying ETFs that results in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. The Adviser may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category. The REITs, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers.

Asset Class
Range of Equity	55%
Large Cap Equity Securities	20%
Micro/Small/Mid Cap Equity Securities	15%
Foreign/Emerging Markets Securities	20%
Range of Alternative Investments	20%
REITs	5%
Other Alternatives	15%
Range of Fixed Income	25%
Investment Grade Bonds	23%
High Yield Bonds	2%

The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Adviser has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ and Underlying ETFs’ investments; please see the “Information Regarding the Underlying Portfolios and Underlying ETFs” section of the Portfolio’s Prospectus, and the Prospectuses and Statements of Additional Information for the Underlying Portfolios and Underlying ETFs for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

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Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Alternative Investment Risk — To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative

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investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to the Portfolio.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs — The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying Portfolios and Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs, as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios’ and Underlying ETFs’ investment programs may not be complementary, which could adversely affect a Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios and Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

•

Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the Underlying Portfolios, but not the Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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EQ/All Asset Growth Allocation Portfolio (continued)

•

Commodity ETF Risk — Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

•

Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Energy Sector Risk — The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

•	Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less

62	EQ/All Asset Growth Allocation Portfolio	EQ Advisors Trust

liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

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Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

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Infrastructure Sector Risk — Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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EQ/All Asset Growth Allocation Portfolio (continued)

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Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk  — Mid-cap, small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap and micro-cap companies than for mid-cap companies.

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Natural Resources Sector Risk — The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•	Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager

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and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

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Real Estate Investing Risk — Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

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Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition,

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EQ/All Asset Growth Allocation Portfolio (continued)

significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

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Securities Lending Risk — The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

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Special Situations Risk — The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-, five- and ten-year (or since inception) periods through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Class IA shares did not pay 12b-1 fees prior to January 1, 2012. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

10.59% (2010 3rd Quarter)	–13.30% (2011 3rd Quarter)

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Average Annual Total Returns

	One Year	Five Years	Ten Years/Since Inception
EQ/All Asset Growth Allocation Portfolio — Class IA Shares	19.14%	6.07%	6.96%
EQ/All Asset Growth Allocation Portfolio — Class IB Shares	19.14%	6.08%	6.91%
EQ/All Asset Growth Allocation Portfolio — Class K Shares (Inception Date: August 29, 2012)	19.41%	6.34%	7.13%
EQ/All Asset Growth Allocation Index (reflects no deduction for fees, expenses, or taxes)	17.74%	6.14%	7.34%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	6.80%	2.57%	3.05%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2005
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day when the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Franklin Templeton Allocation Managed Volatility Portfolio1 – Class IA, IB and K Shares

Investment Objective: Primarily seeks capital appreciation and secondarily seeks income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Franklin Templeton Allocation Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.05%	0.05%	0.05%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.74%	0.74%	0.74%	*
Total Annual Portfolio Operating Expenses	1.18%	1.18%	0.93%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 year	3 years	5 years	10 years
Class IA Shares	$120	$375	$649	$1,432
Class IB Shares	$120	$375	$649	$1,432
Class K Shares	$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the Example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the EQ/Franklin Balanced Managed Volatility Portfolio and the EQ/Templeton Global Equity Managed Volatility Portfolio (together, the “Franklin Templeton Portfolios”) and the EQ/500 Managed Volatility Portfolio (together with the Franklin Templeton Portfolios, the “Underlying Portfolios”), each of which is a separate portfolio managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”). The Portfolio’s assets will be allocated on approximately an equal basis (33 1/3%) among each of the Underlying Portfolios.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Adviser has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio’s investment objectives. Each of the Franklin Templeton Portfolios is managed by the Adviser and sub-advised by Franklin Advisers, Inc. (EQ/Franklin Balanced Managed Volatility Portfolio) or Templeton Global Advisors Limited (EQ/Templeton Global Equity Managed Volatility Portfolio), each of which sub-advises the portion of a Franklin Templeton Portfolio’s assets that is actively managed, and another sub-adviser that sub-advises the portion of each Franklin Templeton Portfolio’s assets that seeks to track the performance (before fees and expenses) of an index or indices with minimal tracking error, which is commonly referred to as an indexing strategy. The EQ/500 Managed Volatility Portfolio is managed by the Adviser and

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Shareholders of the Portfolio have been asked to approve an Agreement and Plan of Reorganization and Termination, whereby, effective early to mid-June 2020, the Portfolio would be merged into the EQ/Aggressive Growth Strategy Portfolio, a series of EQ Advisors Trust, also managed by FMG LLC.

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sub-advised by two sub-advisers, one of which utilizes an indexing strategy for the portfolio and the other of which is responsible for the selection, research and trading of futures and options to manage the portfolio’s equity exposure. The Adviser reserves the right to add new underlying portfolios or replace existing underlying portfolios without shareholder approval. The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The EQ/Franklin Balanced Managed Volatility Portfolio seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. This portfolio’s assets normally are allocated among two distinct portions: one portion is actively managed (the “Active Allocated Portion”) and one portion seeks to track the performance (before fees and expenses) of a particular index or indices (the “Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities, including convertible securities. Debt securities in which the Active Allocated Portion may invest include investment grade and below investment grade fixed income securities (also known as high yield or “junk” bonds and which may be illiquid), asset- and mortgage-backed securities, and, to a limited extent, loan participations and government securities. The Index Allocated Portion is allocated among two sub-portions, which seek to track the performance (before fees and expenses) of the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”) and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, respectively. The portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

The EQ/Templeton Global Equity Managed Volatility Portfolio seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the portfolio. The portfolio’s assets normally are allocated among two distinct portions: an Active Allocated Portion and an Index Allocated Portion. Under normal circumstances, the Active Allocated Portion invests primarily in equity securities of companies located anywhere in the world, including emerging markets. The Index Allocated Portion is comprised of two strategies, which seek to track the performance (before fees and expenses) of the S&P 500 Index and the Morgan Stanley Capital International EAFE Index, respectively. The portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

The EQ/500 Managed Volatility Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the portfolio. The portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the portfolio based on the level of volatility in the market. The Index Allocated Portion seeks to track the performance (before fees and expenses) of the S&P 500 Index. The portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index. The other portion of the portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the portfolio’s equity exposure.

A portfolio’s investments in derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the portfolio’s gain or loss.

Detailed information about the Underlying Portfolios is available in each Underlying Portfolio’s Prospectus.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the “Information Regarding the Underlying Portfolios” section of the Portfolio’s Prospectus, and the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks are listed first, followed by additional risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•	Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial

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EQ/Franklin Templeton Allocation Managed Volatility Portfolio (continued)

condition as well as general market, economic and political conditions and other factors.

•

Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

•

Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Volatility Management Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns

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that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used. In addition, volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Underlying Portfolio as an investment option in their products.

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Risks Related to Investments in Underlying Portfolios — The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

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Affiliated Portfolio Risk — The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

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Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

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Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other

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EQ/Franklin Templeton Allocation Managed Volatility Portfolio (continued)

investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Distressed Companies Risk — Debt obligations of distressed companies typically are unrated, lower-rated or close to default. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility, and it may be difficult to value such securities. The Portfolio may lose a substantial portion or all of its investment in such securities. If the issuer of a security held by the Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults.

•

Foreign Securities Risk — Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk: Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk: Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market

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countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Index Strategy Risk — The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index.

•

Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

•

Liquidity Risk — From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a

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EQ/Franklin Templeton Allocation Managed Volatility Portfolio (continued)

reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

•

Loan Risk — Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

•

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

•

Mid-Cap and Small-Cap Company Risk — Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to

74	EQ/Franklin Templeton Allocation Managed Volatility Portfolio	EQ Advisors Trust

prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

•

Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

•

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

•

Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

•

Special Situations Risk — The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the

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EQ/Franklin Templeton Allocation Managed Volatility Portfolio (continued)

past one, five and ten years through December 31, 2019 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest and the returns of a volatility managed index. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

10.28% (2010 3rd Quarter)	–14.81% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Franklin Templeton Allocation Managed Volatility Portfolio — Class IA Shares	22.24%	6.44%	8.00%
EQ/Franklin Templeton Allocation Managed Volatility Portfolio — Class IB Shares	22.25%	6.44%	7.95%
66% Volatility Managed Index–Large Cap Core/ 17% Volatility Managed Index–International/ 17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	24.99%	8.88%	10.10%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	6.80%	2.57%	3.05%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2007
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of FMG LLC	May 2016

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal tax regulations. Class K shares of the Portfolio are sold only to certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day when the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for

76	EQ/Franklin Templeton Allocation Managed Volatility Portfolio	EQ Advisors Trust

federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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2. The Portfolios at a Glance

Strategic Allocation Series Portfolios

The Strategic Allocation Series Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Strategic Allocation Series Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are seven Strategic Allocation Series Portfolios — EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio and EQ/Aggressive Growth Strategy Portfolio. Each Strategic Allocation Series Portfolio pursues its investment objective by investing in Underlying Portfolios, which are managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”). The chart below illustrates each Strategic Allocation Series Portfolio according to its relative emphasis on seeking income and seeking growth of capital:

Strategic Allocation Series Portfolios	Income	Growth of Capital
EQ/Ultra Conservative Strategy Portfolio	High	Low
EQ/Conservative Strategy Portfolio	High	Low
EQ/Conservative Growth Strategy Portfolio	Medium to High	Low to Medium
EQ/Balanced Strategy Portfolio	Medium	Medium to High
EQ/Moderate Growth Strategy Portfolio	Low	Medium to High
EQ/Growth Strategy Portfolio	Low	High
EQ/Aggressive Growth Strategy Portfolio	Low	High

The Adviser, under the oversight of the Board of Trustees (the “Board”), has established an asset allocation target for each Strategic Allocation Series Portfolio. This target is the approximate percentage of each Strategic Allocation Series Portfolio’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying Portfolios in which the Strategic Allocation Series Portfolio invests. These asset allocation targets may be changed without shareholder approval.

The Adviser establishes the asset allocation targets for each asset class and identifies the specific Underlying Portfolios in which to invest using its proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes and the Underlying Portfolios, as well as its outlook for the economy and financial markets. The Adviser may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. The Adviser may sell a Strategic Allocation Series Portfolio’s holdings in an Underlying Portfolio in order to invest in another Underlying Portfolio believed to offer superior investment opportunities. The Adviser does not intend to engage in active and frequent trading on behalf of the Strategic Allocation Series Portfolios, although large-scale asset flows into and out of the EQ/Ultra Conservative Strategy Portfolio in connection with the asset transfer program may, from time to time, result in the Adviser’s engaging in active and frequent trading on behalf of that Portfolio. The following chart describes the current asset allocation targets among the asset classes for each Strategic Allocation Series Portfolio.

Asset Class*	EQ/Ultra Conservative Strategy	EQ/Conservative Strategy	EQ/Conservative Growth Strategy	EQ/Balanced Strategy	EQ/Moderate Growth Strategy	EQ/Growth Strategy	EQ/Aggressive Growth Strategy
Percentage of Equities	10%	20%	40%	50%	60%	70%	80%
Percentage of Fixed Income	90%	80%	60%	50%	40%	30%	20%
*	The target allocations may include securities of both U.S. and foreign issuers.

Actual allocations can deviate from the amounts shown above by up to 15% for each asset class with respect to each Strategic Allocation Series Portfolio. Each Strategic Allocation Series Portfolio also may deviate temporarily from its asset allocation targets for defensive purposes. In addition, each Strategic Allocation Series Portfolio may deviate from its asset allocation targets as a result of appreciation or depreciation of the holdings of the Underlying Portfolios in which it invests. The Strategic Allocation Series Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, the Adviser will

78	The Portfolios at a Glance	EQ Advisors Trust

rebalance each Strategic Allocation Series Portfolio’s holdings periodically to bring the Portfolio’s asset allocation back into alignment with its asset allocation target. Second, the Adviser will not allocate any new investment dollars to any Underlying Portfolio that primarily holds securities of a particular asset class whose maximum percentage has been exceeded. Third, the Adviser will allocate new investment dollars on a priority basis to Underlying Portfolios that primarily hold securities of a particular asset class whose minimum percentage has not been achieved.

A Strategic Allocation Series Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, a Strategic Allocation Series Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Strategic Allocation Series Portfolio may deviate significantly from its asset allocation targets. Although a Strategic Allocation Series Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Strategic Allocation Series Portfolio’s overall risk, it may result in periods of underperformance, even during periods when the market is rising.

The Strategic Allocation Series Portfolios also may, from time to time, hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Adviser and for temporary defensive purposes to respond to adverse market, economic or political conditions. During such times, the Adviser may reduce the equity allocation of a Strategic Allocation Series Portfolio to zero. Should a Strategic Allocation Series Portfolio take this action, it may not achieve its investment objective. The Strategic Allocation Series Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

In order to give you a better understanding of the types of Underlying Portfolios in which the Strategic Allocation Series Portfolios currently may invest, the table below lists the Underlying Portfolios, divided by asset class, based on each Underlying Portfolio’s primary securities holdings. Each of the Underlying Portfolios is advised by FMG LLC and may be sub-advised by one or more investment sub-advisers, which may include affiliates of FMG LLC. FMG LLC’s selection of Underlying Portfolios may have a positive or negative impact on its revenues and/or profits. You should be aware that in addition to the fees directly associated with a Strategic Allocation Series Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to FMG LLC, and in certain instances, advisory fees paid by FMG LLC to its affiliates. Additional information regarding the Underlying Portfolios is included in the prospectuses for those portfolios dated May 1, 2020, as supplemented from time to time. The Strategic Allocation Series Portfolios will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees. The Underlying Portfolios in which the Strategic Allocation Series Portfolios may invest may be changed from time to time without notice or shareholder approval.

Fixed Income

EQ/AB Short Duration Government Bond Portfolio

EQ/Core Bond Index Portfolio

EQ/Global Bond PLUS Portfolio

EQ/Intermediate Government Bond Portfolio

Equities

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

Equities (cont.)

EQ/International Core Managed Volatility Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/International Equity Index Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Mid Cap Index Portfolio

EQ/Small Company Index Portfolio

You should note that the Underlying Portfolios may already be available directly as an investment option in your Contract and that an investor in a Strategic Allocation Series Portfolio bears both the expenses of the Strategic Allocation Series Portfolio as

EQ Advisors Trust	The Portfolios at a Glance	79

well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a Strategic Allocation Series Portfolio instead of in the Strategic Allocation Series Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Adviser.

EQ/All Asset Growth Allocation Portfolio

The Adviser, under the oversight of the Board, has established an asset allocation target for the EQ/All Asset Growth Allocation Portfolio. This target is the approximate percentage of the EQ/All Asset Growth Allocation Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the EQ/All Asset Growth Allocation Portfolio invests. Each Underlying Portfolio is managed by the Adviser. Subject to this asset allocation target, the Adviser also has established target investment percentages for each asset category in which the EQ/All Asset Growth Allocation Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (i.e., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)). Each target investment percentage is an approximate percentage of the EQ/All Asset Growth Allocation Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. The asset allocation target and target investment percentages may be changed without shareholder approval.

The Adviser establishes the asset allocation target for the asset classes and the target investment percentages for each asset category and selects the Underlying Portfolios and Underlying ETFs in which the EQ/All Asset Growth Allocation Portfolio may invest using a proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories, Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Adviser’s selection of Underlying Portfolios or Underlying ETFs may have a positive or negative impact on its revenues and/or profits. You should be aware that in addition to fees directly associated with the EQ/All Asset Growth Allocation Portfolio, you will also indirectly bear the fees of the Underlying Portfolios and Underlying ETFs, which, with respect to the Underlying Portfolios, include management and administration fees paid to the Adviser, and in certain instances, advisory fees paid by the Adviser to its affiliates.

The EQ/All Asset Growth Allocation Portfolio may deviate from its asset allocation target and target investment percentages as a result of appreciation or depreciation of the equity securities holdings, alternative investment holdings, or fixed income securities holdings of the Underlying Portfolios or Underlying ETFs in which it invests. The EQ/All Asset Growth Allocation Portfolio has adopted certain policies to reduce the likelihood of such an occurrence. First, the Adviser will rebalance the EQ/All Asset Growth Allocation Portfolio’s holdings as deemed necessary to bring its asset allocation back into alignment with its target allocations. Second, the Adviser will not allocate any new investment dollars to any Underlying Portfolio or Underlying ETF that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, the Adviser will allocate new investment dollars on a priority basis to Underlying Portfolios or Underlying ETFs that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

The following is a list of the Underlying Portfolios and Underlying ETFs in which the EQ/All Asset Growth Allocation Portfolio currently may invest, generally divided by asset category, based on each Underlying Portfolio’s and Underlying ETF’s primary holdings. The list of Underlying Portfolios and Underlying ETFs in which the EQ/All Asset Growth Allocation Portfolio may invest may change from time to time at the discretion of the Adviser without notice or shareholder approval. The EQ/All Asset Growth Allocation Portfolio will not necessarily invest in every Underlying Portfolio or Underlying ETF at one time. Additional information regarding the Underlying Portfolios (except the 1290 Diversified Bond Fund, 1290 GAMCO Small/Mid Cap Value Fund, and 1290 Multi-Alternative Strategies Fund) is included in the prospectuses for those portfolios dated May 1, 2020, as supplemented from time to time. Additional information regarding the 1290 Diversified Bond Fund, 1290 GAMCO Small/Mid Cap Value Fund, and 1290 Multi-Alternative Strategies Fund is included in the prospectuses for those portfolios dated March 1, 2020, as supplemented from time to time. The EQ/All Asset Growth Allocation Portfolio will purchase Class K shares or

80	The Portfolios at a Glance	EQ Advisors Trust

Class I shares, as applicable, of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees. Additional information regarding the Underlying ETFs is included in their current prospectuses.

Fixed Income

High Yield Bonds

1290 VT High Yield Bond*

SPDR® Bloomberg Barclays High Yield Bond ETF

Investment Grade Bonds

1290 Diversified Bond*

1290 VT DoubleLine Opportunistic Bond*

EQ/AB Short Duration Government Bond*

EQ/Core Bond Index*

EQ/Global Bond PLUS*

EQ/Intermediate Government Bond*

EQ/Money Market*

Investment Grade Bonds (cont.)

EQ/PIMCO Global Real Return*

EQ/PIMCO Ultra Short Bond*

EQ/Quality Bond PLUS*

iShares® Core Total USD Bond Market ETF

iShares® TIPS Bond ETF

iShares® J.P. Morgan USD Emerging Markets Bond ETF

iShares® iBoxx® $ Investment Grade Corporate Bond ETF

Multimanager Core Bond*

SPDR® Bloomberg Barclays International Treasury Bond ETF

SPDR® FTSE International Government Inflation-Protected Bond ETF

Vanguard Total Bond Market ETF

Equities

Foreign/Emerging Markets Securities

EQ/International Equity Index*

EQ/MFS International Growth*

EQ/Invesco Global*

EQ/Emerging Markets Equity PLUS*

iShares® China Large-Cap ETF

iShares® Latin America 40 ETF

iShares® MSCI Emerging Markets ETF

iShares® MSCI EAFE Small-Cap ETF

SPDR® S&P® Emerging Asia Pacific ETF

SPDR® S&P® Emerging Markets Small Cap ETF

Vanguard FTSE All-World ex-U.S. ETF

Vanguard FTSE All-World ex-U.S. Small Cap ETF

Vanguard FTSE Developed Markets ETF

Vanguard FTSE Emerging Markets ETF

Vanguard Total World Stock ETF

Global Equity Securities

1290 VT SmartBeta Equity*

1290 VT Low Volatility Global Equity*

Large Cap Equity Securities

1290 VT Equity Income*

EQ/ClearBridge Large Cap Growth*

EQ/Loomis Sayles Growth*

EQ/BlackRock Basic Value Equity*

EQ/Capital Group Research*

EQ/Common Stock Index*

EQ/Equity 500 Index*

EQ/Invesco Comstock*

EQ/JPMorgan Value Opportunities*

EQ/Large Cap Growth Index*

EQ/Large Cap Value Index*

EQ/T. Rowe Price Growth Stock*

Multimanager Aggressive Equity*

SPDR® S&P® 500 ETF

Vanguard High Dividend Yield ETF

Vanguard Total Stock Market ETF

EQ Advisors Trust	The Portfolios at a Glance	81

Micro/Small/Mid Cap Equity Securities

1290 GAMCO Small/Mid Cap Value*

1290 VT GAMCO Small Company Value*

1290 VT Micro Cap*

EQ/AB Small Cap Growth*

EQ/Janus Enterprise*

EQ/Morgan Stanley Small Cap Growth*

EQ/Mid Cap Index*

EQ/Small Company Index*

Multimanager Mid Cap Growth*

Multimanager Mid Cap Value*

Alternative Investments

Domestic Real Estate Investment Trusts (“REITs”)

iShares® Cohen & Steers REIT ETF

iShares® Core US REIT ETF

Global/International REITs

1290 VT Real Estate*

iShares® International Developed Property ETF

SPDR® Dow Jones Global Real Estate ETF

SPDR® Dow Jones International Real Estate ETF

Vanguard Global ex-U.S. Real Estate ETF

Other Alternatives

1290 Multi-Alternative Strategies*

1290 VT Convertible Securities*

1290 VT Energy*

1290 VT GAMCO Mergers & Acquisitions*

1290 VT Natural Resources*

Consumer Discretionary Select Sector SPDR Fund

Consumer Staples Select Sector SPDR Fund

Energy Select Sector SPDR Fund

Financial Select Sector SPDR Fund

Health Care Select Sector SPDR Fund

Industrial Select Sector SPDR Fund

iShares® Gold Trust

iShares® U.S. Utilities ETF

Other Alternatives (cont.)

iShares® Emerging Markets Infrastructure ETF

iShares® Global Clean Energy ETF

iShares® Global Energy ETF

iShares® Global Infrastructure ETF

iShares® Global Timber & Forestry ETF

iShares® MSCI Global Agriculture Producers ETF

iShares® MSCI Global Gold Miners ETF

iShares® North American Natural Resources ETF

iShares® Silver Trust

iShares® U.S. Oil & Gas Exploration & Production ETF

JPMorgan Diversified Alternatives ETF

JPMorgan Event Driven ETF

JPMorgan Managed Futures Strategy ETF

Materials Select Sector SPDR Fund

Invesco® DB Agriculture Fund

Invesco® DB Base Metals Fund

Invesco® DB Commodity Index Tracking Fund

Invesco® DB Energy Fund

Invesco® DB G10 Currency Harvest Fund

Invesco® DB Gold Fund

Invesco® DB Oil Fund

Invesco® DB Precious Metals Fund

Invesco® DB Silver Fund

SPDR® S&P® Metals and Mining ETF

Technology Select Sector SPDR Fund

Utilities Select Sector SPDR Fund

*	Underlying Portfolio managed by FMG LLC.

You should note that the Underlying Portfolios (but not the Underlying ETFs) may already be available directly as an investment option in your Contract and that an investor in the EQ/All Asset Growth Allocation Portfolio bears both the expenses of the EQ/All Asset Growth Allocation Portfolio as well as the indirect expenses associated with the Underlying Portfolios and the Underlying ETFs. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of the EQ/All Asset Growth Allocation Portfolio instead of in the EQ/All Asset Growth Allocation Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract and none of the Underlying ETFs are available directly as investment options in your Contract. In addition, an investor who chooses to invest directly in the

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Underlying Portfolios and/or the Underlying ETFs would not receive the asset allocation and rebalancing services provided by the Adviser.

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

The Adviser is responsible for allocating the EQ/Franklin Templeton Allocation Managed Volatility Portfolio’s assets among three Underlying Portfolios: EQ/Franklin Balanced Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio and EQ/Templeton Global Equity Managed Volatility Portfolio. The EQ/Franklin Templeton Allocation Managed Volatility Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Adviser will periodically rebalance the EQ/Franklin Templeton Allocation Managed Volatility Portfolio’s holdings as deemed necessary to bring its asset allocation back into alignment with its fixed percentage allocations.

You should note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the EQ/Franklin Templeton Allocation Managed Volatility Portfolio bears both the expenses of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the EQ/Franklin Templeton Allocation Managed Volatility Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Adviser.

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3. More About Investment Strategies, Risks & Benchmarks

More About Investment Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without prior notice or shareholder approval. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

Underlying Portfolios and Underlying ETFs

Each Portfolio invests primarily in Underlying Portfolios or Underlying ETFs or both. Accordingly, each Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios are other mutual funds that are managed by the Adviser and sub-advised by one or more investment sub-advisers, which may include affiliates of the Adviser. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an index-based ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks, bonds or other instruments as the index it tracks (or it may hold a representative sample of such instruments). Accordingly, an index-based ETF is designed so that its performance will correspond closely with that of the index it tracks. ETFs also may be actively managed.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which a Portfolio relies to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolios may rely on these exemptive orders when investing in certain ETFs.

Additional Information About the Investment Strategies

The following provides additional information regarding the principal investment strategies of the Portfolios as discussed in “Goals, Strategies & Risks — Investments, Risks, and Performance — Principal Investment Strategy” and provides information regarding additional investment strategies that the Portfolios may employ. Each strategy may apply to all of the Portfolios. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Cash and Short-Term Investments. A Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio or Underlying ETF) as deemed appropriate by the investment manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

A Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act.

Generally, these securities offer less potential for gains than other types of securities.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

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Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, each Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. Each Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Each Portfolio follows a distinct set of investment strategies. Consequently, each Portfolio may be subject to different risks. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “Goals, Strategies & Risks — Investments, Risks, and Performance — Principal Risks.” However, other factors may also affect each Portfolio’s investment results. There is no assurance that a Portfolio will achieve its investment objective(s) or that it will not lose value.

To the extent a Portfolio invests in Underlying Portfolios or Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, foreign securities, or alternative investments), the performance of the Portfolio will be subject to the risks of investing in such securities or other instruments.

The Underlying Portfolios and Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying Portfolios and Underlying ETFs may emphasize different market sectors. Some of the risks, including principal risks of investing in the Underlying Portfolios and Underlying ETFs, as applicable, are discussed below. More information about the Underlying Portfolios and Underlying ETFs is available in their respective prospectuses.

In each of the risk categories below, risks are described in alphabetical order and not in order of importance or potential exposure.

General Risks of the Portfolios and the Underlying Portfolios and the Underlying ETFs

Each Portfolio and each of the Underlying Portfolios and Underlying ETFs may be subject to certain general investment risks, as discussed below. In this section, unless otherwise indicated, the term “Portfolio” may include a Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above:

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Adviser will have the authority to select and substitute the Underlying Portfolios. The Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or

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could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser also may be subject to conflicts of interest in selecting shares of Underlying Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Asset Allocation Risk. The investment performance of an allocation Portfolio depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause a Portfolio to lose value, may not produce the desired results, or may cause a Portfolio’s results to lag relevant benchmarks or other portfolios with similar investment objectives. For example, weighting equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, weighting debt securities too heavily during a period of stock market appreciation may result in lower total return.

Cash Management Risk. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, a Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Portfolio’s performance due to missed investment opportunities and may also subject a Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Concentration Risk. If an Underlying Portfolio or Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Counterparty Risk: A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Cybersecurity and Operational Risk. A Portfolio and its service providers, and your ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Portfolio or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Portfolio and its shareholders.

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The occurrence of any of these problems could result in a loss of information, the inability to process Portfolio transactions or calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or Portfolio service providers to identify all of the cybersecurity or other operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, leading to significant loss of value. A Portfolio may incur substantial costs to prevent or address cybersecurity incidents in the future.

Derivatives Risk. A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Examples of derivative instruments include, among others, futures contracts, options contracts, options on futures contracts, forward contracts, and swaps. The following provides a more general discussion of important risk factors (e.g., management risk, leveraging risk, liquidity risk, market and interest rate risk, counterparty and credit risk, and other risks) relating to all derivative instruments that a Portfolio may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.

Management Risk: Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Leveraging Risk: Derivatives may be leveraged such that a small investment can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and a Portfolio could lose more than the amount it invested. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. Some derivatives can have the potential for unlimited losses.

Liquidity Risk: It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could

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make such derivatives more difficult for the Portfolio to value accurately. When a Portfolio uses derivatives, it likely will be required to provide margin or collateral and/or segregate cash or other liquid assets. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets also could limit a Portfolio’s ability to pursue other opportunities as they arise.

Market and Interest Rate Risk: Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Portfolio’s derivatives positions could lose value. Derivatives may not behave as anticipated by a Portfolio, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Portfolio investments.

Counterparty and Credit Risk: A Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent a Portfolio has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.

Other Risks: Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful. Derivatives also may involve fees, commissions, or other costs that may reduce a Portfolio’s gains or exacerbate its losses from the derivatives.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Legislative and regulatory developments may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Such

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developments may also impact a Portfolio’s ability to invest, or remain invested, in certain derivatives and subject a Portfolio to additional recordkeeping and reporting requirements. For example, future regulations may require a Portfolio to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Portfolio’s derivatives transactions. The Adviser or a Sub-Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of a Portfolio. Legislation or regulation may also change the way in which a Portfolio itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

A discussion of additional risks associated with particular derivative instruments follows:

Futures Contract Risk: There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

Options Contract Risk: By writing put options, a Portfolio takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When a Portfolio writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and a Portfolio is not able to close out its written put options, it may result in substantial losses to the Portfolio. By writing a call option, a Portfolio may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, a Portfolio must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. When a Portfolio writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that a Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Portfolio purchased the instrument and the strike price of the option. A Portfolio will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that a Portfolio has purchased is never exercised or closed out, the Portfolio will lose the amount of the premium it paid and the use of those funds.

Forward Contract Risk: There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Swaps Risk: Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Portfolio is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that a Portfolio is contractually entitled to receive. As a seller of a credit default swap, a Portfolio effectively adds

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economic leverage because, in addition to its total net assets, the Portfolio is subject to investment exposure on the entire notional amount of the contract. See “Leveraging Risk” above. Additionally, holding a position in a credit default swap could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Index Strategy Risk. A Portfolio (or a portion thereof) that employs an index strategy generally invests in all of the securities included in (or “replicates”) an index or invests in a representative sampling of such securities, regardless of market trends, to seek to track the performance of an unmanaged index of securities, whereas an actively managed Portfolio (or portion thereof) typically seeks to outperform a benchmark index. A Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent the companies represented in the index are concentrated in particular sectors or industries, a Portfolio will be subject to investment concentration risk. In addition, although the index strategy attempts to closely track the relevant index, a Portfolio may not invest in all of the securities in the index. Also, unlike index performance, a Portfolio’s performance will be reduced by its fees and expenses. Cash flow into and out of a Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match or achieve a high degree of correlation to that of the relevant index. Tracking error may cause a Portfolio’s performance to be less than expected. In addition, to the extent a Portfolio’s investments track the relevant index, the Portfolio may underperform other portfolios that invest more broadly.

To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, a Portfolio may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.

To the extent a Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index. A Portfolio’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development with respect to an issuer of securities held by the Portfolio could result in a greater decline in net asset value than would be the case if the Portfolio held all of the securities in the index.

Insurance Fund Risk. The Portfolios are available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and modeling tools used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the modeling tools used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or modeling tools and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment

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styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates may be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Investment Style Risk. A Portfolio may use a particular style or set of styles, for example, growth or value investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Portfolio using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Portfolio also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Portfolio using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk. A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance, and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or

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could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to a Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that a Portfolio pays to engage in these practices are additional costs borne by the Portfolio and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Portfolio compared with what it would have been had the Portfolio not used leverage. There can be no assurance that a Portfolio’s use of any leverage will be successful. When a Portfolio utilizes certain of these practices, it must comply with certain asset segregation requirements, which at times may require the Portfolio to dispose of some of its holdings at an unfavorable time or price. The need to segregate assets also could limit a Portfolio’s ability to pursue its objectives or other opportunities as they arise.

Liquidity Risk. From time to time, there may be little or no active trading market for a particular investment in which a Portfolio may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and a Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. A Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a similar investment at the same time as a Portfolio could decrease the liquidity of such an investment, especially during periods of market stress. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Rule 22e-4 under the Investment Company Act mandates certain liquidity risk management practices for open-end funds (excluding money market funds), including the Portfolios. Among other things, the rule requires open-end funds, including the Portfolios, to establish, and the Portfolios have established, a liquidity risk management program to assess, manage, and periodically review the Portfolios’ liquidity risk, based on certain factors specified in the rule. The program is

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intended to reduce liquidity risk, but it may not work as intended. Analyses, judgments and decisions made in connection with administering the program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the rule may increase a Portfolio’s expenses, may negatively affect a Portfolio’s yield and return potential, and may not reduce a Portfolio’s liquidity risk.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair a Portfolio’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Market Risk. A Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation, changes in interest rates or currency rates, lack of liquidity in the markets, or adverse investor sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Changes in value may be temporary or may last for extended periods. A Portfolio may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Furthermore, scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Portfolio investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

In addition, markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data,

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software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Sub-Adviser Risk. The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect a Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of a Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of a Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

New Portfolio Risk. Certain Portfolios may be relatively new and small with limited operating history. A new Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long-term and a Portfolio may not be successful in implementing its respective investment strategies. Portfolio performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Portfolio is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new Portfolios. There can be no assurance that such Portfolios will grow to or maintain an economically viable size, which could result in a Portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Diversified Portfolio Risk. A non-diversified Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Portfolio Management Risk. A Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected, possibly for quite some time, which could

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adversely affect decision making for a Portfolio, as well as a Portfolio’s operations or performance. There can be no assurance that the use of these technologies will result in effective investment decisions for a Portfolio.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return. A Portfolio that adopts new investment objectives or policies or portfolio management strategies, has a new or an additional Sub-Adviser, and/or undergoes a reorganization with another Portfolio may experience substantially increased portfolio turnover due to the differences between the Portfolio’s previous and current investment objectives and policies and portfolio management strategies.

Recent Market Conditions Risk. An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Portfolios invest, and on the overall performance of a Portfolio.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Portfolios invest, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money,

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and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of a Portfolio’s service providers to perform essential tasks. Such impacts could impair a Portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Portfolio’s service providers, and negatively impact a Portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which certain Portfolios invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus and by price competition among key oil producing countries.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a Portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Portfolio that uses the fund as an investment option for the Portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

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The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are subject to negotiation. During a transition period that will extend to December 2020, and that can be extended for an additional period, the United Kingdom will have access to the EU single market and be subject to EU regulation. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

Redemption Risk. A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Redemption risk also is greater to the extent that one or more investors control a large percentage of investments in a Portfolio, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations that govern its operations. Each Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”) and is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws or regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, may impact the Portfolio’s investment policies or strategies, or may reduce the attractiveness of an investment. A Portfolio also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward. A Portfolio also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations.

Repurchase Agreements Risk. Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would

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look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risk Management. The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs. A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses paid by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs, as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios’ and Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios and Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. In addition, because each Underlying Portfolio and Underlying ETF is managed independently, the same security may be held by different Underlying Portfolios and Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary. A Portfolio does not control the investments of the Underlying Portfolios or Underlying ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The Underlying Portfolios and Underlying ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying Portfolio or Underlying ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the

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indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results.

Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Sector Risk. To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending Risk. A Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to seek income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. government or its agencies, or a standby letter of credit issued by qualified banks. A Portfolio could lose money on its investment of cash collateral. To the extent that portfolio securities acquired with such collateral have decreased in value, it may result in a Portfolio realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into a Portfolio. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral) or in the recovery of the loaned securities, or possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities. Securities loans are subject to termination by a Portfolio (lender) or a borrower at any time. If a Portfolio terminates a securities loan, it will forego any income on the loan after the termination. Loans will be made only to firms deemed by the Adviser to be of good standing and approved by the Board and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Position Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately

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anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Portfolio. When a Portfolio is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Sub-Adviser Selection Risk. A Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an Affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.

Tax Risk. A Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Valuation Risk. The price at which a Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Portfolio shares on days when the

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Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before a Portfolio determines its net asset value. A Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Volatility Management Risk. A Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, a Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, a Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, a Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. When equity exposure is reduced, a lack of correlation between the changes in the value of the futures contracts or other instruments used in connection with the volatility management strategy and the value of an Underlying Portfolio’s other equity investments (if any) being hedged could result in losses. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, a Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus a Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore a Portfolio’s performance, may be lower than the performance of similar funds where volatility management techniques are not used. In

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addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as an Underlying Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which an Underlying Portfolio invests, directly or indirectly, and could have an adverse impact on an Underlying Portfolio’s performance, and therefore a Portfolio’s performance. Consistent with its fiduciary duties, the Adviser seeks to implement each Underlying Portfolio’s investment program in a manner that is in the best interests of the Underlying Portfolio and that is consistent with the Underlying Portfolio’s investment objective, policies and strategies.

Risks of Equity Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that emphasize investments in equity securities or other equity instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities or other equity instruments.

As a general matter, the EQ/Aggressive Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Moderate Strategy Portfolio, EQ/Balanced Strategy Portfolio and EQ/All Asset Growth Allocation Portfolio will be subject to the risks of investing in equity securities to a greater extent than the EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio and EQ/Ultra Conservative Strategy Portfolio.

The risks of investing in equity securities or other equity instruments may include:

Convertible Securities Risk. A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, but a Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. To the extent a Portfolio invests in convertible securities issued by small- or mid-cap companies, it also will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Dividend Risk. Dividends received on common stocks are not fixed but are paid at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which a Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of

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such securities may fall. A sharp rise in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend.

Equity Risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities generally have greater price volatility than fixed-income securities.

Exchange-Traded Funds (“ETFs”) Risk. A Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. A Portfolio does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results.

Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Financial Services Sector Risk. To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

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Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio using such a focused investment strategy may experience greater performance volatility than a Portfolio that is more broadly invested.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At times, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities allocated to any one portfolio may decrease. To the extent a Portfolio with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on such a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as such a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Mid-Cap, Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Real Estate Investing Risk. Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

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Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a Portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on an investing Portfolio. Similar treatment may also apply to REIT-like entities under the laws of the countries in which they were formed. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Special Situations Risk. A Portfolio may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes a longer time to close than a Sub-Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Unseasoned Companies Risk. Unseasoned companies are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Volatility Risk. The Underlying ETFs selected by the Adviser may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that a Portfolio may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, a Portfolio’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high. In addition, volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer a Portfolio as an investment option in their products.

Risks of Fixed Income Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that invest primarily in

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debt securities. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds or other debt instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as described in each Underlying Portfolio’s or Underlying ETF’s investment strategies. In addition to bonds, debt securities also include money market instruments.

As a general matter, the EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio and EQ/Balanced Strategy Portfolio will be subject to the risks of investing in fixed income securities to a greater extent than the EQ/Aggressive Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio and EQ/All Asset Growth Allocation Portfolio.

The risks of investing in fixed income securities or other fixed income instruments may include:

Banking Industry Sector Risk. To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Credit Risk. A Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events, and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact a Portfolio’s investments or investment process.

Distressed Companies Risk. A Portfolio may invest in distressed debt securities, including loans, bonds and notes, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. A Portfolio may lose a substantial portion or all of its investment in such securities or it may be required to accept cash, securities or other property with a value less than the Portfolio’s original investment. Defaulted debt securities involve risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

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Inflation-Indexed Bonds Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Portfolio may have no income at all from such investments.

Interest Rate Risk. Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of a Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of a Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.

A significant or rapid rise in interest rates could result in losses to a Portfolio. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates.

Inverse Floaters Risk. Inverse floaters are securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. Inverse floaters typically involve leverage, which can magnify a Portfolio’s losses; accordingly, the holder of an inverse floater could lose more than its principal investment.

Investment Grade Securities Risk. Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

LIBOR Risk. Trillions of dollars’ worth of financial products and contracts around the world, including some of the Portfolios’ investments, utilize the London Interbank Offered Rate (or “LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is produced daily by averaging the rates

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reported by a number of banks. LIBOR may be a significant factor in determining a Portfolio’s payment obligations under a derivative investment, the cost of financing to a Portfolio, or an investment’s value or return to a Portfolio, and may be used in other ways that affect a Portfolio’s investment performance. Current plans call for LIBOR to be phased out by the end of 2021. Financial industry groups have begun planning for a transition to the use of a different reference or benchmark rate, but there are obstacles to converting certain securities and transactions to a new reference or benchmark rate. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Portfolio’s performance or net asset value. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unreliable or is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio. Any pricing adjustments to a Portfolio’s investments resulting from an alternative reference or benchmark rate may also adversely affect the Portfolio’s performance and/or net asset value.

Loan Risk. Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

A Portfolio’s investments in loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer a Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a Portfolio’s Sub-Adviser may be required to rely exclusively on its own analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants (or “maintenance covenants”) that dictate certain minimum and maximum financial performance levels. Certain types of loans contain fewer maintenance covenants than traditional loans (or no maintenance covenants at all) and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Portfolio’s ability to reprice credit risk associated with the borrower and reduce a Portfolio’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Portfolio’s exposure to losses on these types of loans may be increased, especially during a downturn in the credit cycle.

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A Portfolio may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. A Portfolio may also purchase a participation in a loan interest that is held by another party. When a Portfolio’s loan interest is a participation, the Portfolio may have less control over the exercise of remedies than the party selling the participation interest, and the Portfolio normally would not have any direct rights against the borrower. It is possible that a Portfolio could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

Certain money market funds are institutional money market funds, which means that the net asset value of the fund’s shares will “float”. A money market fund with a floating net asset value does not maintain a stable $1.00 net asset value per share; rather, its net asset value will fluctuate with changes in the values of the securities in which the fund invests. An institutional money market fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

Mortgage-Related and Other Asset-Backed Securities Risk. Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities may decrease the value of such securities, which could result in losses to a Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

If a Portfolio purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the

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values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.

Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.

Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During periods of market stress or high redemptions, a Portfolio may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.

Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks.

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Non-Investment Grade Securities Risk. Bonds rated below BBB by S&P or Fitch or below Baa by Moody’s or, if unrated, determined by the investment manager to be of comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative.

Prepayment Risk and Extension Risk. Prepayment risk is the risk that the issuer of a security held by a Portfolio may pay off principal more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Falling interest rates generally result in quicker payoffs as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the issuer of a security held by a Portfolio may pay off principal more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities and heighten interest rate risk. Additionally, a Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Sovereign Debt Securities Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt for a variety of reasons including, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt obligations may be collected and there may be few or no effective legal remedies for collecting on such debt. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Variable and Floating Rate Securities Risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or an alternative

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reference rate. Such a floor protects a Portfolio from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Portfolio may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in a Portfolio’s value to the extent that it invests in variable rate securities.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk.  When-issued and delayed delivery securities and forward commitments involve the risk that the security a Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that a Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk. A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each Portfolio may invest a varying portion of its assets in Underlying Portfolios or Underlying ETFs that invest primarily in foreign securities or other foreign instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of foreign securities.

The risks of investing in foreign securities and other foreign instruments may include:

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, war or other political or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short

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periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures or intervene in the financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging market country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, uncertainties

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regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. Withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant market disruption globally and introduce new legal and regulatory uncertainties.

The United Kingdom (the “UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. During a transition period that will extend to December 2020, and that can be extended for an additional period, the UK will have access to the EU single market and be subject to EU regulation. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of a Portfolio’s investments.

Geographic Concentration Risk. A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse economic, political, social, currency, or regulatory developments. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, fires, droughts or tsunamis and are economically sensitive to environmental events. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries.

International Fair Value Pricing Risk. A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Portfolio’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that the use of fair value pricing will limit a Portfolio’s ability to implement its investment strategy (e.g., reduce the volatility of the Portfolio’s share price) or achieve its investment objective.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States Foreign settlement and clearance procedures and trade regulations also may

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involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Trade Suspensions Risk. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities or instruments, the Portfolio’s ability to liquidate its positions may be compromised and the Portfolio could incur significant losses.

Risks of Alternative Investments

The EQ/All Asset Growth Allocation Portfolio may invest in certain Underlying Portfolios and Underlying ETFs that invest in alternative investments. Therefore, as an investor in the EQ/All Asset Growth Allocation Portfolio, the return on your investment will be based, to the extent of the EQ/All Asset Growth Allocation Portfolio’s investment, on the risks and rewards of alternative investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and, as a result, may have different characteristics and risks than do traditional investments. Alternative investments may be less liquid, particularly in periods of stress, more complex and less transparent, and may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect. The following is a more detailed description of the primary risks of investing in alternative investments. In addition to the risks specific to alternative investments, the Underlying Portfolios and Underlying ETFs that invest in alternative investments may be subject to the risks associated with equity, fixed income and foreign investments, certain of which are discussed earlier in this Prospectus. Certain risks discussed below also may apply to Underlying Portfolios and Underlying ETFs that do not invest in alternative investments. An Underlying Portfolio and Underlying ETF may be subject to certain additional risks as discussed in its prospectus.

Commodity ETF Risk. Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Commodity Risk. Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, domestic and foreign political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. The frequency, duration and magnitude of such changes cannot be predicted. The prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments, which may impair the ability of a Portfolio to sell or realize the full value of such investments in the event of the need to liquidate such investments. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be

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affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may adversely affect a Portfolio’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.

Energy Sector Risk. The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could result in a material adverse impact to a Portfolio’s holdings and the performance of a Portfolio. In addition, there is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in the fossil fuel industry and the prices of related commodities. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Increases in Hedging Activity Risk. An increase in hedging activity by producers of a commodity could cause a decline in world prices of that commodity, negatively impacting the price of a fund investing in that commodity.

Infrastructure Sector Risk. Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products. In addition, infrastructure companies may be adversely affected by government regulation or world events (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social or labor unrest, or violence) in the regions in which the companies operate. Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. In addition, the failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure companies may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes, fires, and terrorist acts.

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Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Natural Resources Sector Risk. The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs, and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). As a result, the value of these companies may fluctuate widely. Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Precious Metals Risk. Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

Sales of Gold by the Official Sector Risk. A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of an Underlying ETF that invests in gold will be adversely affected.

Utilities Sector Risk. The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs

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and delays associated with compliance with environmental and safety regulations; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of the Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

More Information about Risks Associated with the Asset Transfer Program

The Contracts provide that AXA Equitable can automatically transfer Contract value to the EQ/Ultra Conservative Strategy Portfolio from other portfolios managed by the Adviser through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect Contract value from declines due to market volatility, and thereby limit AXA Equitable’s exposure to risk on certain guaranteed benefits under the Contracts. The timing and amount of any transfer of Contract value under AXA Equitable’s process will depend on several factors including market movements.

These asset reallocations may result in large-scale asset flows into and out of the EQ/Ultra Conservative Strategy Portfolio. These inflows and outflows could negatively affect the EQ/Ultra Conservative Strategy Portfolio’s net asset value and performance and could cause the EQ/Ultra Conservative Strategy Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for the EQ/Ultra Conservative Strategy Portfolio if it experiences outflows and needs to sell securities at a time when interest rates are rising and the prices of fixed-income securities are declining. These inflows and outflows also could negatively affect the EQ/Ultra Conservative Strategy Portfolio’s ability to meet shareholder redemption requests or could limit the EQ/Ultra Conservative Strategy Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. In addition, these inflows and outflows could increase the EQ/Ultra Conservative Strategy Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause the EQ/Ultra Conservative Strategy Portfolio’s actual expenses to increase, or could result in the EQ/Ultra Conservative Strategy Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the EQ/Ultra Conservative Strategy Portfolio’s expense ratio.

As a result of large-scale asset flows into and out of the EQ/Ultra Conservative Strategy Portfolio, the Underlying Portfolios also may experience large-scale inflows and outflows. These inflows and outflows could negatively affect an Underlying Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser also may be subject to conflicts of interest in selecting shares of Underlying Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase an Underlying Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Underlying Portfolio’s expense ratio. Because the EQ/Ultra Conservative Strategy Portfolio bears its proportionate share of the transaction costs of an Underlying Portfolio, increased Underlying Portfolio expenses may indirectly negatively affect the performance of the EQ/Ultra Conservative Strategy Portfolio.

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Benchmarks

The performance of the Portfolios as shown in the section “Goals, Strategies & Risks” is compared to that of broad-based securities markets indexes and/or a hypothetical composite index. Each Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

A Portfolio’s investment performance will change over time with the value of its underlying investments, and recent performance may differ significantly from performance for the time periods shown in this Prospectus.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

Certain of the Portfolios’ benchmarks (identified below with an asterisk) were created by the Adviser to show how a Portfolio’s performance compares with the returns of a volatility managed index.

There is no guarantee that the Portfolios will outperform these or any benchmarks.

66% VMI–LCC / 17% VMI-International / 17% BIG/C* is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Volatility Managed Index-Large Cap Core at a weighting of 66%, the Volatility Managed Index-International at a weighting of 17% and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 17%.

The EQ/Aggressive Growth Strategy Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 17%, the MSCI EAFE® Index at a weighting of 13%, the S&P MidCap 400® Index at a weighting of 13%, the S&P 500® Index at a weighting of 41%, the Russell 2000® Index at a weighting of 13% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 3%.

The EQ/Balanced Strategy Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 42%, the MSCI EAFE® Index at a weighting of 8%, the S&P MidCap 400® Index at a weighting of 8%, the S&P 500® Index at a weighting of 26%, the Russell 2000® Index at a weighting of 8% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 8%.

The EQ/Conservative Growth Strategy Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 7%, the S&P MidCap 400® Index at a weighting of 7%, the S&P 500® Index at a weighting of 19%, the Russell 2000® Index at a weighting of 7% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 10%.

The EQ/Conservative Strategy Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the MSCI EAFE® Index at a weighting of 3%, the S&P MidCap 400® Index at a weighting of 3%, the S&P 500® Index at a weighting of 11%, the Russell 2000® Index at a weighting of 3% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 14%.

The EQ/Growth Strategy Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 12%, the S&P MidCap 400® Index at a weighting of 12%, the S&P 500® Index at a weighting of 34%, the Russell 2000® Index at a weighting of 12% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 5%.

The EQ/Moderate Growth Strategy Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 33%, the MSCI EAFE® Index at a weighting of 10%, the S&P MidCap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 30%, the Russell 2000® Index at a weighting of 10% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 7%.

The EQ/Ultra Conservative Strategy Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 90%, the MSCI EAFE® Index at a weighting of 1.5%, the S&P

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MidCap 400® Index at a weighting of 1.5%, the S&P 500® Index at a weighting of 5.5%, and the Russell 2000® Index at a weighting of 1.5%.

The EQ/All Asset Growth Allocation Index† is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 20%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 17%, the Russell 2000® Index at a weighting of 8%, the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 15%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”) is an unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and investment grade corporate bonds with maturities of one to ten years.

ICE BofA 3-Month U.S. Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

FTSE NAREIT All Equity REITs Index measures the performance of all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. A REIT is a company that owns, and in most cases, operates income-producing real estate.

Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index”) is a weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

Volatility Managed Index-International* (“VMI-International”) applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index-Large Cap Core* (“VMI-LCC”) applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

†	“Blended” performance numbers assume a static mix of the indexes. The Adviser believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

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4. Information Regarding the Underlying Portfolios and Underlying ETFs

The following is additional information regarding certain of the Underlying Portfolios and Underlying ETFs. If you would like more information about the Underlying Portfolios and Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional or, with respect to the affiliated Underlying Portfolios, by accessing the documents online or contacting the affiliated Underlying Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

www.equitable-funds.com

1290 Funds

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-888-310-0416

www.1290funds.com

The Adviser may add new Underlying Portfolios and Underlying ETFs or replace existing Underlying Portfolios and Underlying ETFs without notice or shareholder approval. The Adviser’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative impact on its revenues and/or profits. The information below is derived from disclosures contained in each Underlying Portfolio’s and Underlying ETF’s Prospectus. With respect to the unaffiliated Underlying Portfolios and Underlying ETFs, the Adviser makes no representations regarding the accuracy or completeness of this information.

Strategic Allocation Series Portfolios

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

FIXED INCOME
EQ/AB Short Duration Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.	The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio may also invest up to 10% of its total assets in foreign fixed-income securities in developed or emerging market countries. The Portfolio seeks to maintain an effective duration of up to two years under normal market conditions.

•  Government Securities Risk

•  Interest Rate Risk

•  Market Risk

•  Credit Risk

•  Derivatives Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

•  Short Position Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“Intermediate Government/Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government/Credit Index.	Under normal market conditions the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government/Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. The Portfolio also may invest up to 40% of its assets in exchange-traded funds that invest in securities included in the Intermediate Government/Credit Index.

•  Index Strategy Risk

•  ETFs Risk

•  Investment Grade Securities Risk

•  Government Securities Risk

•  Interest Rate Risk

•  Credit Risk

•  Liquidity Risk

•  Market Risk

•  Portfolio Management Risk

•  Redemption Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion is actively managed by a Sub-Adviser, and one portion of the Portfolio seeks to track the performance (before fees and expenses) of a particular index. The Portfolio may also invest up to 20% of its assets in exchange-traded funds that meet the investment criteria of the Portfolio. The Portfolio normally will invest a significant portion of its assets in foreign securities and normally invests in at least three countries and may invest in the securities of issuers in emerging markets. The Portfolio may invest up to 30% of its assets in derivatives such as foreign currency forward contracts as a substitute for investing directly in securities or for hedging purposes.

•  Index Strategy Risk

•  Foreign Securities Risk

•  Investment Grade Securities Risk

•  Interest Rate Risk

•  Government Securities Risk

•  Credit Risk

•  Derivatives Risk

•  ETFs Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Intermediate Government Bond Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities. The Portfolio also may invest up to 20% of its assets in ETFs that invest in securities included in the Intermediate Government Bond Index.

•  Index Strategy Risk

•  ETFs Risk

•  Government Securities Risk

•  Interest Rate Risk

•  Market Risk

•  Credit Risk

•  Investment Grade Securities Risk

•  Portfolio Management Risk

•  Redemption Risk

•  Securities Lending Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

EQUITIES
ATM International Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of foreign companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Index Strategy Risk

•  Foreign Securities Risk

•  Large-Cap Company Risk

•  Equity Risk

•  Volatility Management Risk

•  Cash Management Risk

•  Derivatives Risk

•  ETFs Risk

•  Futures Contract Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Large Cap Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-capitalization companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of large-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Index Strategy Risk

•  Sector Risk

•  Large-Cap Company Risk

•  Equity Risk

•  Volatility Management Risk

•  Cash Management Risk

•  Derivatives Risk

•  ETFs Risk

•  Futures Contract Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Securities Lending Risk

•  Short Position Risk

ATM Mid Cap Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-capitalization companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of mid-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Index Strategy Risk

•  Mid-Cap Company Risk

•  Equity Risk

•  Volatility Management Risk

•  Cash Management Risk

•  Derivatives Risk

•  ETFs Risk

•  Futures Contract Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Small Cap Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of small-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Index Strategy Risk

•  Small-Cap Company Risk

•  Equity Risk

•  Volatility Management Risk

•  Cash Management Risk

•  Derivatives Risk

•  ETFs Risk

•  Futures Contract Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

EQ/400 Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of mid-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Index Strategy Risk

•  Mid-Cap Company Risk

•  Equity Risk

•  Volatility Management Risk

•  Cash Management Risk

•  Derivatives Risk

•  ETFs Risk

•  Futures Contract Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

EQ/500 Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of large-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Index Strategy Risk

•  Sector Risk

•  Large-Cap Company Risk

•  Equity Risk

•  Volatility Management Risk

•  Cash Management Risk

•  Derivatives Risk

•  ETFs Risk

•  Futures Contract Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Securities Lending Risk

•  Short Position Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/2000 Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of small-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Index Strategy Risk

•  Small-Cap Company Risk

•  Equity Risk

•  Volatility Management Risk

•  Cash Management Risk

•  Derivatives Risk

•  ETFs Risk

•  Futures Contract Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

EQ/International Core Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio invests primarily in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of foreign currency transactions, exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Volatility Management Risk

•  Index Strategy Risk

•  Foreign Securities Risk

•  Equity Risk

•  ETFs Risk

•  Derivatives Risk

•  Leveraging Risk

•  Short Position Risk

•  Cash Management Risk

•  Depositary Receipts Risk

•  Futures Contract Risk

•  Geographic Concentration Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of foreign companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Volatility Management Risk

•  Index Strategy Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Equity Risk

•  Derivatives Risk

•  Leveraging Risk

•  Short Position Risk

•  Cash Management Risk

•  Depositary Receipts Risk

•  ETFs Risk

•  Geographic Concentration Risk

•  Market Risk

•  Political/Economic Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Settlement Risk

•  Transaction Costs Risk

EQ/International Value Managed Volatility Portfolio	Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and one portion seeks to track the performance of a particular index. The Active Allocated Portion seeks to invest in securities of foreign companies, including companies in emerging market countries that have a market capitalization in excess of $1 billion at the time of purchase. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Volatility Management Risk

•  Index Strategy Risk

•  Foreign Securities Risk

•  Investment Style Risk

•  Derivatives Risk

•  Leveraging Risk

•  Short Position Risk

•  Cash Management Risk

•  Depositary Receipts Risk

•  Equity Risk

•  ETFs Risk

•  Futures Contract Risk

•  Large-Cap Company Risk

•  Market Risk

•  Portfolio Management Risk

•  Preferred Stock Risk

•  Sector Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Core Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Volatility Management Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  ETFs Risk

•  Futures Contract Risk

•  Derivatives Risk

•  Leveraging Risk

•  Short Position Risk

•  Cash Management Risk

•  Equity Risk

•  Market Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Growth Managed Volatility Portfolio	Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Volatility Management Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Sector Risk

•  Investment Style Risk

•  Futures Contract Risk

•  Derivatives Risk

•  Leveraging Risk

•  Short Position Risk

•  Cash Management Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Market Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Value Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Volatility Management Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Investment Style Risk

•  Futures Contract Risk

•  Derivatives Risk

•  Leveraging Risk

•  Short Position Risk

•  Cash Management Risk

•  Equity Risk

•  ETFs Risk

•  Market Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Real Estate Investing Risk

•  Sector Risk

•  Securities Lending Risk

EQ/Mid Cap Value Managed Volatility Portfolio	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance of a particular index and one portion invests in exchange-traded funds. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Volatility Management Risk

•  Index Strategy Risk

•  Mid-Cap Company Risk

•  Investment Style Risk

•  ETFs Risk

•  Futures Contract Risk

•  Derivatives Risk

•  Leveraging Risk

•  Short Position Risk

•  Cash Management Risk

•  Equity Risk

•  Foreign Securities Risk

•  Market Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Real Estate Investing Risk

•  Sector Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Common Stock Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index (“Russell 3000”), including reinvestment of dividends, at a risk level consistent with that of the Russell 3000.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000. The Portfolio’s investments are selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Sub-Adviser’s analysis of key risk factors and other characteristics.	• Index Strategy Risk • Sector Risk • Large-Cap Company Risk • Mid-Cap and Small-Cap Company Risk • Equity Risk • Derivatives Risk • Market Risk • Portfolio Management Risk • Securities Lending Risk
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio will seek to hold all 500 securities in the S&P 500 Index in the exact weight each represents in that index.	• Index Strategy Risk • Sector Risk • Large-Cap Company Risk • Equity Risk • Derivatives Risk • Market Risk • Portfolio Management Risk • Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Equity Index Portfolio	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index (“composite index”), including reinvestment of dividends, at a risk level consistent with that of the composite index.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the composite index. The Portfolio’s investments will be selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the companies represented in each index based on the Sub-Adviser’s analysis of key risk factors and other characteristics.	• Index Strategy Risk • Foreign Securities Risk • Geographic Concentration Risk • Large-Cap Company Risk • Equity Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
EQ/Large Cap Growth Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index (“Russell 1000 Growth”), including reinvestment of dividends, at a risk level consistent with the Russell 1000 Growth.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth. The Portfolio seeks to hold all securities in the Russell 1000 Growth in the exact weight each security represents in that index.	• Index Strategy Risk • Investment Style Risk • Sector Risk • Large-Cap Company Risk • Equity Risk • Market Risk • Non-Diversification Risk • Portfolio Management Risk • Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Value Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index (“Russell 1000 Value”), including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value. The Portfolio seeks to hold all securities in the Russell 1000 Value in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized.	• Index Strategy Risk • Investment Style Risk • Sector Risk • Large-Cap Company Risk • Equity Risk • Market Risk • Portfolio Management Risk • Securities Lending Risk
EQ/Mid Cap Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.	The Sub-Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. The Portfolio seeks to hold all securities in the S&P MidCap 400 Index in the exact weight each represents in the S&P MidCap 400 Index, although in certain instances a sampling approach may be utilized.	• Index Strategy Risk • Mid-Cap Company Risk • Equity Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Sub-Adviser seeks to match the returns (before expenses) of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000 using a process known as ”optimization”. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Index Strategy Risk • Small-Cap Company Risk • Equity Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

EQ/All Asset Growth Allocation Portfolio

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

FIXED INCOME — HIGH YIELD BONDS
1290 VT High Yield Bond Portfolio	Seeks to maximize current income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. The Portfolio may invest up to 25% of its net assets in debt securities of issuers located outside the United States, including emerging markets issuers and U.S. dollar-denominated securities of non-U.S. issuers. The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and the other portion invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 90% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages can deviate from the amounts shown above by up to 15% of the Portfolio’s assets.

•  Non-Investment Grade Securities Risk

•  Credit Risk

•  ETFs Risk

•  Liquidity Risk

•  Sector Risk

•  Loan Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Privately Placed and Other Restricted Securities Risk

•  Redemption Risk

•  Securities Lending Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® Bloomberg Barclays High Yield Bond ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.	The Fund employs a sampling strategy designed to track the performance of the Bloomberg Barclays High Yield Very Liquid Index (“Index”) by investing substantially all, but at least 80% of its total assets in the securities comprising the Index and in securities that the Fund’s adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index.

•  Below Investment Grade Securities Risk

•  Counterparty Risk

•  Debt Securities Risk

•  Derivatives Risk

•  Income Risk

•  Indexing Strategy/Index Tracking Risk

•  Industrial Sector Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Restricted Securities Risk

•  Valuation Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

FIXED INCOME — INVESTMENT GRADE BONDS
1290 Diversified Bond	Seeks to maximize total return consisting of income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements. The Fund invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage-backed securities, of any maturity. Under normal circumstances, it is expected that the average portfolio duration of the Fund will be within 5 years of the duration of the benchmark. As of December 31, 2019, the average duration of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was 5.87 years.

•  Credit Risk

•  Interest Rate Risk

•  Investment Grade Securities

•  Non-Investment Grade Securities Risk

•  Derivatives Risk

•  Leveraging Risk

•  Foreign Securities Risk

•  Hedging Risk

•  Cash Management Risk

•  Collateralized Loan Obligations Risk

•  Dollar Roll and Sale-Buyback Transactions Risk

•  Futures Contract Risk

•  Government Securities Risk

•  Inflation-Indexed Bonds Risk

•  Large Shareholder Risk

•  Liquidity Risk

•  Loan Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Pre-Payment Risk and Extension Risk

•  Privately Placed and Other Restricted Securities Risk

•  Redemption Risk

•  Sector Risk

•  Securities Lending Risk

•  Variable and Floating Rate Securities Risk

•  When-Issued and Delayed Delivery Securities and Forward Commitment Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	137

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 VT DoubleLine Opportunistic Bond Portfolio	Seeks to maximize current income and total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; floating or variable rate obligations (including inverse floater collateralized mortgage obligations); bank loans; fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers and U.S. issuers; securities issued by municipalities; collateralized loan obligations and other securities bearing fixed interest rates of any maturity. The Portfolio may invest up to 40% of its assets in below investment grade securities (commonly known as “junk bonds”).

•  Credit Risk

•  Collateralized Debt Obligations Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Non-Investment Grade Securities Risk

•  Investment Grade Securities Risk

•  Prepayment Risk and Extension Risk

•  Government Securities Risk

•  Interest Rate Risk

•  Distressed Companies Risk

•  Foreign Securities Risk

•  Inverse Floaters Risk

•  LIBOR Risk

•  Liquidity Risk

•  Loan Risk

•  Market Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Privately Placed and Other Restricted Securities Risk

•  Redemption Risk

•  Risks of Investing in Other Investment Companies

•  Sector Risk

•  Securities Lending Risk

•  Variable and Floating Rate Securities Risk

EQ/AB Short Duration Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.	The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio may also invest up to 10% of its total assets in foreign fixed-income securities in developed or emerging market countries. The Portfolio seeks to maintain an effective duration of up to two years under normal market conditions.

•  Government Securities Risk

•  Interest Rate Risk

•  Market Risk

•  Credit Risk

•  Derivatives Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Portfolio Management Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

•  Short Position Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

138	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Index (“Intermediate Government/Credit Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government/Credit Index.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government/Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. The Portfolio also may invest up to 40% of its assets in exchange-traded funds that invest in securities included in the Intermediate Government/Credit Index.

•  Index Strategy Risk

•  ETFs Risk

•  Investment Grade Securities Risk

•  Government Securities Risk

•  Interest Rate Risk

•  Credit Risk

•  Liquidity Risk

•  Market Risk

•  Portfolio Management Risk

•  Redemption Risk

•  Securities Lending Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	139

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser and one portion of the Portfolio seeks to track the performance (before fees and expenses) of a particular index. The Portfolio may also invest up to 20% of its assets in exchange-traded funds that meet the investment criteria of the Portfolio. The Portfolio normally will invest a significant portion of its assets in foreign securities and normally invests in at least three countries and may invest in securities of issuers in emerging markets. The Portfolio may invest up to 30% of its assets in derivatives such as foreign currency forward contracts as a substitute for investing directly in securities or for hedging purposes.

•  Index Strategy Risk

•  Foreign Securities Risk

•  Investment Grade Securities Risk

•  Interest Rate Risk

•  Government Securities Risk

•  Credit Risk

•  Derivatives Risk

•  ETFs Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

140	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Intermediate Government Bond Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities. The Portfolio also may invest up to 20% of its assets in ETFs that invest in securities included in the Intermediate Government Bond Index.

•  Index Strategy Risk

•  ETFs Risk

•  Government Securities Risk

•  Interest Rate Risk

•  Market Risk

•  Credit Risk

•  Investment Grade Securities Risk

•  Portfolio Management Risk

•  Redemption Risk

•  Securities Lending Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

The Portfolio invests 99.5% or more of its total assets in: debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities; repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and cash. The Portfolio maintains a dollarweighted average portfolio maturity of 60 days or less, a dollar-weighted average life to maturity of 120 days or less, and uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value per share price.

•  Money Market Risk

•  Net Asset Value Risk

•  Government Securities Risk

•  Repurchase Agreement Risk

•  Credit Risk

•  Interest Rate Risk

•  Liquidity Risk

•  Market Risk

•  Portfolio Management Risk

•  Risk Associated with Portfolio Holding Cash

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	141

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Global Real Return Portfolio	Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., Treasury Inflation Protected Securities (“TIPS”)) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio normally invests a significant portion of its net assets in instruments that are economically tied to foreign (non-U.S.) countries.

•  Interest Rate Risk

•  Credit Risk

•  Focused Portfolio Risk

•  Derivatives Risk

•  Foreign Securities Risk

•  Sovereign Debt Securities Risk

•  Inflation-Indexed Bonds Risk

•  Government Securities Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Short Position Risk

•  Cash Management Risk

•  Dollar Roll and Sale-Buyback Transactions

•  Equity Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Non-Investment Grade Securities Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Preferred Stock Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Securities Lending Risk

•  When-Issued and Delayed Delivery Securities and Forward Commitments Risk

142	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Ultra Short Bond Portfolio	Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The average portfolio duration of this Portfolio will vary based on the Sub-Adviser’s forecast for interest rates and will normally not exceed one year, as calculated by the Sub-Adviser.

•  Credit Risk

•  Investment Grade Securities Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Variable and Floating Rate Securities Risk

•  Derivatives Risk

•  Liquidity Risk

•  Government Securities Risk

•  Interest Rate Risk

•  Leveraging Risk

•  LIBOR Risk

•  Loan Risk

•  Market Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Prepayment Risk and Extension Risk

•  Redemption Risk

•  Sector Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Quality Bond PLUS Portfolio	Seeks to achieve high current income consistent with moderate risk to capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings or investment purposes, in debt securities. The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance of a particular index.

•  Index Strategy Risk

•  Interest Rate Risk

•  Government Securities Risk

•  Investment Grade Securities Risk

•  Derivatives Risk

•  Foreign Securities Risk

•  Credit Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Prepayment Risk and Extension Risk

•  Privately Placed and Other Restricted Securities Risk

•  Redemption Risk

•  Securities Lending Risk

•  When-Issued and Delayed Delivery Securities and Forward Commitments Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

144	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Core Total USD Bond Market ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield.	The Fund employs an indexing approach to track the performance of the Bloomberg Barclays U.S. Universal Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in the component securities of the Index and may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Cyber Security Risk

•  Extension Risk

•  High Portfolio Turnover Risk

•  High Yield Securities Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Prepayment Risk

•  Risk of Investing in Russia

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  U.S. Treasury Obligations Risk

•  Valuation Risk

•  Illiquid Investments Risk

•  U.S. Agency Mortgage-Backed Securities Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® TIPS Bond ETF	Seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds.	The Fund seeks to track the investment results of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L (“Index”)), which measures the performance of the inflation-protected public obligations of the U.S. Treasury. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The Fund generally invests at least 90% of its assets in the bonds of the Index and at least 95% of its assets in U.S. Government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by the Fund’s adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the
United States

•  Securities Lending Risk

•  Tracking Error Risk

•  U.S. Treasury Obligations Risk

146	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® J.P. Morgan USD Emerging Markets Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds.	The Fund generally invests at least 90% of its assets in the component securities of the J.P. Morgan EMBI® Global Core Index (“Index”). The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s investment adviser believes will help the Fund track the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Custody Risk

•  Cyber Security Risk

•  Geographic Risk

•  High Yield Securities Risk

•  Illiquid Investments Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-U.S. Agency Debt Risk

•  Non-U.S. Issuers Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Emerging Markets

•  Risk of Investing in Russia

•  Security Risk

•  Sovereign and Quasi-Sovereign Obligations Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

•  Privately Issued Securities Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® iBoxx $ Investment Grade Corporate Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds.	The Fund employs an indexing approach designed to track the performance of the Markit iBoxx® USD Liquid Investment Grade Index (the “Index”), by generally investing at least 90% of its assets in component securities of the Index and at least 95% of its assets in investment-grade corporate bonds. The Fund may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents as well as bonds not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Cyber Security Risk

•  Financials Sector Risk

•  Geographic Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Tracking Error Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Core Bond Portfolio	Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” The Portfolio invests primarily in U.S. government and corporate debt securities. The Portfolio’s assets generally are allocated by the Adviser among four or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies; one portion of the Portfolio seeks to track the performance (before fees and expenses and including reinvestment of coupon payments) of a particular index and the other portions of the Portfolio are actively managed. The Portfolio may invest up to 20% of its net assets in non-investment grade securities (commonly known as “junk bonds”). The Portfolio also may invest in derivatives, which will consist primarily of forward contracts, exchange-traded futures and options contracts on individual securities or securities indices, but the Portfolio also may utilize other types of derivatives.

•  Interest Rate Risk

•  Credit Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Non-Investment Grade Securities Risk

•  Index Strategy Risk

•  Derivatives Risk

•  Foreign Securities Risk

•  Investment Grade Securities Risk

•  Cash Management Risk

•  Collateralized Debt Obligations Risk

•  Dollar Roll and Sale Buyback Transactions Risk

•  Futures Contract Risk

•  Leveraging Risk

•  LIBOR Risk

•  Liquidity Risk

•  Market Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Prepayment Risk and Extension Risk

•  Privately Placed and Other Restricted Securities Risk

•  Redemption Risk

•  Securities Lending Risk

•  Government Securities Risk

•  When-Issued and Delayed Delivery Securities and Forward Commitments Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® Bloomberg Barclays International Treasury Bond ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of investment grade countries outside the United States.	Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg Barclays Global Treasury Ex-US Capped Index (“Index”) and in securities that the Fund’s investment adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund employs a sampling strategy, which means that it is not required to purchase all of the securities represented in the Index.

•  Counterparty Risk

•  Currency Risk

•  Debt Securities Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Geographic Focus Risk — Europe and Japan

•  Income Risk

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Sovereign Debt Obligations Risk

•  Valuation Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

SPDR® FTSE International Government Inflation-Protected Bond ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the global bond market outside the United States.	Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the FTSE International Inflation-Linked Securities Select Index (the “Index”) and in securities that the Fund’s investment adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Counterparty Risk

•  Currency Risk

•  Debt Securities Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Geographic Focus Risk — (Europe/United Kingdom)

•  Income Risk

•  Indexing Strategy/Index Tracking Risk

•  Inflation-Indexed Securities Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Sovereign Debt Obligations Risk

•  Valuation Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Total Bond Market ETF	Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, which is a broad, market-weighted bond index.	The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (“Index”). This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities — all with maturities of more than 1 year. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index.	• Call Risk • Credit Risk • ETF Risk • Extension Risk • Income Risk • Index Sampling Risk • Interest Rate Risk • Liquidity Risk • Prepayment Risk

EQUITIES - FOREIGN/EMERGING MARKETS SECURITIES
EQ/International Equity Index Portfolio	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index; and 10% S&P/ASX 200 Index (“composite index”), including reinvestment of dividends, at a risk level consistent with that of the composite index.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the composite index. The Portfolio’s investments will be selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the companies represented in each index based on the Sub-Adviser’s analysis of key risk factors and other characteristics.	• Index Strategy Risk • Foreign Securities Risk • Geographic Concentration Risk • Large-Cap Company Risk • Equity Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/MFS International Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e. growth companies).

•  Foreign Securities Risk

•  Investment Style Risk

•  Sector Risk

•  Mid-Cap and Small-Cap Company Risk

•  Large-Cap Company Risk

•  Equity Risk

•  Market Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Regulatory Risk

•  Securities Lending Risk

EQ/Invesco Global Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests primarily in equity securities of U.S. and foreign companies. The Portfolio can invest without limit in foreign securities, including depositary receipts, and can invest in any country, including countries with developing or emerging markets. The Sub-Adviser primarily looks for quality companies, regardless of domicile, that have sustainable growth.

•  Foreign Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Equity Risk

•  Portfolio Management Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Sector Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Emerging Markets Equity PLUS	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other investments that are tied economically to emerging market countries. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”), and one portion seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets.

•  Index Strategy Risk

•  Emerging Markets Risks

•  Foreign Securities Risk

•  ETFs Risk

•  Equity Risk

•  Derivatives Risk

•  Cash Management Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Management Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares China Large-Cap ETF	Seeks to track the investment results of an index composed of large-capitalization Chinese equities that trade on the Hong Kong Stock Exchange.	The Fund seeks to track the investment results of the FTSE China 50 Index (“Index”), which is designed to measure the performance of the largest companies in the Chinese equity market that trade on the Hong Kong Stock Exchange and are available to international investors. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s investment adviser believes will help the Fund track the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Nationalization Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Emerging Markets

•  Securities Lending Risk

•  Tracking Error Risk

•  Valuation Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Latin America 40 ETF	Seeks to track the investment results of an index composed of 40 of the largest Latin American equities.	The Fund seeks to track the investment results of the S&P Latin America 40™ (“Index”), which is comprised of selected equities trading on the exchanges of five Latin American countries. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Materials Sector Risk

•  National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Brazil

•  Risk of Investing in Emerging Markets

•  Risk of Investing in Latin America

•  Risk of Investing in Mexico

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

•  Energy Sector Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares MSCI Emerging Markets ETF	Seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Emerging Markets Index (“Index”) and in depositary receipts representing such securities. The Index is designed to measure equity market performance in the global emerging markets. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest the remainder of its assets in other securities, including securities not in the Index, but which the Fund’s investment adviser believes will help the Fund track the Index, and in other investments, including futures contracts, options on futures contracts, other types of options and swaps related to the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Emerging Markets

•  Risk of Investing in India

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Treaty/Tax Risk

•  Valuation Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI EAFE Small-Cap ETF	Seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada.	The Fund generally will invest at least 90% of its assets in the component securities of the MSCI EAFE Small Cap Index (“Index”) and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index.

•  Asset Class Risk

•  Authorized Participation Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® S&P® Emerging Asia Pacific ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the emerging markets of the Asia Pacific region.	Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Asia Pacific Emerging BMI Index (“Index”) and in depositary receipts (including American Depositary Receipts or Global Depositary Receipts) based on securities comprising the Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Currency Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Equity Investing Risk

•  Financial Sector Risk

•  Geographic Focus Risk — China, India, Pacific Region, Taiwan

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Technology Sector Risk

•  Unconstrained Sector Risk

•  Valuation Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

•  Consumer Discretionary Sector Risk

•  Risks of Investing in China A Shares

SPDR® S&P® Emerging Markets Small Cap ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the small capitalization segment of global emerging market countries.	Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Emerging Markets Under USD2 Billion Index (“Index”) and in depositary receipts (including American Depositary Receipts or Global Depositary Receipts) based on securities comprising the Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Consumer Discretionary Sector Risk

•  Currency Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Equity Investing Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

•  Geographic Focus Risk (China, Taiwan)

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Small-Capitalization Securities Risk

•  Technology Sector Risk

•  Unconstrained Sector Risk

•  Valuation Risk

•  Risks of Investing in China A Shares

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard FTSE All-World ex-U.S. ETF	Seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside of the United States.	The Fund employs an indexing investment approach designed to track the performance of the FTSE All-World ex US Index, a float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets, excluding the United States.	• Stock Market Risk • Country/Regional Risk • Emerging Markets Risk • Currency Risk • ETF Risk
Vanguard FTSE All-World ex-U.S. Small-Cap ETF	Seeks to track the performance of a benchmark index that measures the investment return of stocks of international small-cap companies.	The Fund employs an indexing investment approach designed to track the performance of the FTSE Global Small Cap ex US Index, a float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international small-capitalization stocks.	• Stock Market Risk • Country/Regional Risk • Emerging Markets Risk • Currency Risk • Index Sampling Risk • Investment Style Risk • ETF Risk
Vanguard FTSE Developed Markets ETF	Seeks to track the performance of the FTSE Developed All Cap ex US Index.	The Fund employs an indexing investment approach designed to track the performance of the FTSE Developed All Cap ex US Index (“Index”), a market-capitalization-weighted index that is made up of approximately 3,885 common stocks of large-, mid-, and small-cap companies located in Canada and the major markets of Europe and the Pacific region. The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Country/regional Risk • Investment Style Risk • Currency Risk • ETF Risk • Market Risk • Trading Halt Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard FTSE Emerging Markets ETF	Seeks to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index, which measures the investment return of stocks issued by companies located in emerging market countries.	The Fund employs an indexing investment approach designed to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index (“Index”), a market-capitalization-weighted index that is made up of approximately 4,018 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics.	• Stock Market Risk • Emerging Markets Risk • Country/Regional Risk • Currency Risk • China A-Shares Risk • Index Sampling Risk • ETF Risk
Vanguard Total World Stock ETF	Seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world.	The Fund employs an indexing investment approach designed to track the performance of the FTSE Global All Cap Index (“Index”), a float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-, mid-, and small-capitalization stocks of companies located around the world. The Fund attempts to sample the Index by investing all, or substantially all, of its assets in common stocks in the Index and by holding a representative sample of securities that resembles the full Index in terms of key risk factors and other characteristics.	• Stock Market Risk • Country/Regional Risk • Emerging Markets Risk • Currency Risk • Index Sampling Risk • ETF Risk

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Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

GLOBAL EQUITIES
1290 VT SmartBeta Equity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities of U.S. companies and foreign companies in developed markets. The Portfolio may invest in large, mid and small capitalization companies and will be broadly diversified across companies and industries. The Sub-Adviser’s SmartBeta™ Equity strategy seeks to achieve, over a full market cycle, above-market returns with less volatility compared to the equity markets as a whole.

•  Quantitative Investing Risk

•  Sector Risk

•  Foreign Securities Risk

•  Mid-Cap and Small-Cap
Company Risk

•  ESG Considerations Risk

•  Equity Risk

•  Emerging Markets Risk

•  Investment Strategy Risk

•  Large-Cap Company Risk

•  Market Risk

•  Portfolio Management Risk

•  Securities Lending Risk

1290 VT Low Volatility Global Equity Portfolio	Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio will invest in equity securities through investments in exchange-traded securities of other investment companies and investment vehicles (“exchange-traded funds” or “ETFs”). The Portfolio invests primarily in ETFs that, in turn, invest substantially all of their assets in equity securities that are believed to have lower absolute volatility than the markets in which the ETF invests.

•  Equity Risk

•  Foreign Securities Risk

•  Volatility Risk

•  ETFs Risk

•  Mid-Cap, Small-Cap and Micro-Cap Company Risk

•  Large-Cap Company Risk

•  Market Risk

•  Portfolio Management Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

LARGE CAP EQUITY SECURITIES
1290 VT Equity Income Portfolio	Seeks a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies. The Portfolio invests primarily in common stocks, but it may also invest in other equity securities that the Sub-Adviser believes provide opportunities for capital growth and income.

•  Dividend Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Market Risk

•  Sector Risk

•  Equity Risk

•  Foreign Securities Risk

•  Mid-Cap Company Risk

•  Portfolio Management Risk

•  Securities Lending Risk

EQ/ClearBridge Large Cap Growth Portfolio	Seeks to achieve long-term capital growth.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000® Index (the “Index”).

•  Large-Cap Company Risk

•  Investment Style Risk

•  Sector Risk

•  Equity Risk

•  Market Risk

•  Foreign Securities Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Management Risk

•  Securities Lending Risk

EQ/Loomis Sayles Growth Portfolio	Seeks to achieve capital appreciation.	Under normal conditions, the Portfolio will invest primarily in equity securities of large capitalization companies, but the Portfolio may invest in companies of any size. The Portfolio normally invests across a wide range of sectors and industries. The Portfolio may invest up to 25% of its total assets in foreign securities listed on a domestic or foreign securities exchange including American Depositary Receipts or European Depositary Receipts.

•  Equity Risk

•  Market Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Sector Risk

•  Focused Portfolio Risk

•  Mid-Cap and Small-Cap Company Risk

•  Convertible Securities Risk

•  Foreign Securities Risk

•  Portfolio Management Risk

•  Securities Lending Risk

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Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/BlackRock Basic Value Equity Portfolio	Seeks to achieve capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Sub-Adviser believes are undervalued and therefore represent basic investment value. The Portfolio focuses its investments on companies with market capitalizations over $5 billion.	• Investment Style Risk • Equity Risk • Large-Cap Company Risk • Market Risk • Sector Risk • Foreign Securities Risk • Mid-Cap Company Risk • Portfolio Management Risk • Securities Lending Risk
EQ/Capital Group Research Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase.	• Large-Cap Company Risk • Equity Risk • Sector Risk • Portfolio Management Risk • Market Risk • Foreign Securities Risk • Mid-Cap and Small-Cap Company Risk • Securities Lending Risk
EQ/Common Stock Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index (“Russell 3000”), including reinvestment of dividends, at a risk level consistent with that of the Russell 3000.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000. The Portfolio’s investments are selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Sub-Adviser’s analysis of key risk factors and other characteristics.	• Index Strategy Risk • Sector Risk • Large-Cap Company Risk • Mid-Cap and Small-Cap Company Risk • Derivatives Risk • Equity Risk • Market Risk • Portfolio Management Risk • Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio will seek to hold all 500 securities in the S&P 500 Index in the exact weight each represents in that Index.	• Index Strategy Risk • Sector Risk • Large-Cap Company Risk • Equity Risk • Derivatives Risk • Market Risk • Portfolio Management Risk • Securities Lending Risk
EQ/Invesco Comstock Portfolio	Seeks to achieve capital growth and income	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of any capitalization range, however, a substantial number of issuers are large capitalization issuers. The Sub-Adviser emphasizes a value style of investing, seeking well established, undervalued companies believed by the Sub-Adviser to possess the potential for capital growth and income.

•  Large-Cap Company Risk

•  Investment Style Risk

•  Sector Risk

•  Equity Risk

•  Market Risk

•  Derivatives Risk

•  Foreign Securities Risk

•  Mid-Cap and Small-cap Company Risk

•  Portfolio Management Risk

•  Real Estate Investing Risk

•  Securities Lending Risk

EQ/JPMorgan Value Opportunities Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. For this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. The Sub-Adviser employs a value-oriented investment approach that seeks to identify attractive companies through fundamental research and discounted cash flow analysis.

•  Investment Style Risk

•  Mid-Cap Company Risk

•  Sector Risk

•  Equity Risk

•  Large-Cap Company Risk

•  Foreign Securities Risk

•  Market Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Government Securities Risk

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Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Growth Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000 Growth Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000® Growth Index. The Portfolio seeks to hold all securities in the Russell 1000® Growth Index in the exact weight each security represents in that Index.	• Index Strategy Risk • Investment Style Risk • Sector Risk • Large-Cap Company Risk • Equity Risk • Market Risk • Non-Diversification Risk • Portfolio Management Risk • Securities Lending Risk
EQ/Large Cap Value Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends at a risk level consistent with the Russell 1000 Value Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000® Value Index. The Portfolio seeks to hold all securities in the Russell 1000® Value Index in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized.	• Index Strategy Risk • Investment Style Risk • Sector Risk • Large-Cap Company Risk • Equity Risk • Market Risk • Non-Diversification Risk • Portfolio Management Risk • Securities Lending Risk
EQ/T. Rowe Price Growth Stock Portfolio	Seeks to achieve long-term capital appreciation and secondarily, income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in equity securities of large-cap companies. For this Portfolio, large-cap companies are defined as those companies with market capitalizations larger than the median market cap of companies in the Russell 1000® Growth Index at the time of purchase. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers, including those in emerging markets.

•  Large-Cap Company Risk

•  Information Technology Sector Risk

•  Investment Style Risk

•  Sector Risk

•  Foreign Securities Risk

•  Equity Risk

•  Market Risk

•  Portfolio Management Risk

•  Securities Lending Risk

•  Special Situations Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Aggressive Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in securities of large capitalization growth companies with market capitalization within the range of the Russell 3000® Growth Index at the time of investment. The Portfolio’s assets generally are allocated by the Adviser among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies; one portion of the Portfolio seeks to track the performance (before fees and expenses) of a particular index and the other portions of the Portfolio are actively managed.

•  Index Strategy Risk

•  Sector Risk

•  Equity Risk

•  Mid-Cap and Small-Cap Company Risk

•  Foreign Securities Risk

•  Large-Cap Company Risk

•  Market Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Regulatory Risk

•  Securities Lending Risk

SPDR® S&P 500 ETF	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.	The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the S&P 500® Index (“Index”) with the weight of each stock in the portfolio substantially corresponding to the weight of such stock in the Index.	• Passive Strategy/Index Risk • Index Tracking Risk • Equity Investing Risk
Vanguard High Dividend Yield ETF	Seeks to track the performance of a benchmark index that measures the investment return of common stocks of companies that are characterized by high dividend yield.	The Fund employs an indexing investment approach designed to track the performance of the FTSE High Dividend Yield Index (“Index”), which consists of common stocks of companies that pay dividends that generally are higher than average. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Investment Style Risk • Asset Concentration Risk • ETF Risk

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Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Total Stock Market ETF	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	The Fund employs an indexing investment approach designed to track the performance of the CRSP US Total Market Index (“Index”), which represents approximately 100% of the investable U.S. stock market and includes large-, mid-, small-, and micro-cap stocks regularly traded on the New York Stock Exchange and Nasdaq. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics.	• Stock Market Risk • Index Sampling Risk • ETF Risk

MICRO/SMALL/MID CAP EQUITY SECURITIES
1290 GAMCO Small/Mid Cap Value	Seeks to maximize capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small- and mid-capitalization companies. For the Fund, small-capitalization companies generally are companies with a market capitalization less than $3 billion at the time of investment, and mid-capitalization companies generally are companies with a market capitalization between $3 billion and $12 billion at the time of investment. The Fund also may invest up to 20% of its net assets in foreign securities.

•  Equity Risk

•  Mid-Cap and Small-Cap Company Risk

•  Investment Style Risk

•  Sector Risk

•  Foreign Securities Risk

•  Large Shareholder Risk

•  Market Risk

•  Portfolio Management Risk

•  Preferred Stock Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 VT GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. For this Portfolio small capitalization companies are companies with market capitalizations of $2.0 billion or less at the time of investment. The Portfolio also may invest in foreign securities. The Sub-Adviser utilizes a value-oriented investment style.	• Small-Cap Company Risk • Investment Style Risk • Mid-Cap Company Risk • Sector Risk • Equity Risk • Foreign Securities Risk • Market Risk • Portfolio Management Risk • Securities Lending
1290 VT Micro Cap Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of micro-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, micro-cap companies are those companies with market capitalizations that are either under $1 billion or are within the range of companies in the Russell Microcap® Index at the time of purchase. The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index.

•  Index Strategy Risk

•  Small-Cap and Micro-Cap Company Risk

•  Sector Risk

•  Investment Style Risk

•  Equity Risk

•  Foreign Securities Risk

•  Market Risk

•  Portfolio Management Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/AB Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies with market capitalizations within the range of the Russell 2500TM Index at the time of purchase. The Portfolio’s assets normally are allocated between two portions, each of which is managed using a different but complementary investment strategy. One portion is actively managed by a Sub-Adviser (“Active Allocated Portion”) and the other portion seeks to track the performance of a particular index or indices. The Active Allocated Portion invests primarily in U.S. common stocks and other equity type securities issued by small-capitalization companies that the Sub-Adviser believes to have favorable growth prospects.

•  Index Strategy Risk

•  Small-Cap and Mid-Cap Company Risk

•  Investment Style Risk

•  Equity Risk

•  Sector Risk

•  Market Risk

•  Portfolio Management Risk

•  Securities Lending Risk

•  Special Situations Risk

EQ/Janus Enterprise Portfolio	Seeks to achieve capital growth.	Under normal market conditions, the Portfolio invests at least 50% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics). The Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and rights and warrants to purchase common stock. For this Portfolio, medium-sized companies are defined as companies with capitalizations at the time of investment within the range of companies included in the Russell MidCap® Growth Index.

•  Mid-Cap Company Risk

•  Sector Risk

•  Investment Style Risk

•  Equity Risk

•  Foreign Securities Risk

•  Derivatives Risk

•  Market Risk

•  Portfolio Management Risk

•  Real Estate Investing Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Morgan Stanley Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalization (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies that, at the time of purchase, have market capitalizations within the range of companies in the Russell 2000® Index at the time of investment. The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index.

•  Index Strategy Risk

•  Small-Cap Company Risk

•  Investment Style Risk

•  Sector Risk

•  Equity Risk

•  Convertible Securities Risk

•  Derivatives Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Market Risk

•  Portfolio Management Risk

•  Preferred Stock Risk

•  Privately Placed and Other Restricted Securities Risk

•  Securities Lending Risk

EQ/Mid Cap Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.	The Sub-Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. The Portfolio seeks to hold all securities in the S&P MidCap 400 Index in the exact weight each represents in the S&P MidCap 400 Index, although in certain instances a sampling approach may be utilized.	• Index Strategy Risk • Mid-Cap Company Risk • Equity Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Sub-Adviser seeks to match the returns (before expenses) of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Index Strategy Risk • Small-Cap Company Risk • Equity Risk • Market Risk • Portfolio Management Risk • Sector Risk • Securities Lending Risk
Multimanager Mid Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this Portfolio, mid-capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500™ Index or the Russell Midcap® Index at the time of investment. The Portfolio’s assets normally are allocated by the Adviser among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies; one portion of the Portfolio seeks to track the performance (before fees and expenses) of a particular index and the other portions of the Portfolio are actively managed.

•  Index Strategy Risk

•  Mid-Cap and Small-Cap Company Risk

•  Investment Style Risk

•  Sector Risk

•  Equity Risk

•  Market Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Mid Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this Portfolio, mid-capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500™ Index or the Russell Midcap® Index at the time of investment. The Portfolio’s assets normally are allocated by the Adviser among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies; one portion of the Portfolio seeks to track the performance (before fees and expenses) of a particular index and the other portions of the Portfolio are actively managed.

•  Index Strategy Risk

•  Investment Style Risk

•  Mid-Cap and Small-Cap Company Risk

•  Equity Risk

•  Real Estate Investing Risk

•  Market Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

ALTERNATIVE INVESTMENTS — DOMESTIC REAL ESTATE INVESTMENT TRUSTS (“REITs”)
iShares® Cohen & Steers REIT ETF	Seeks to track the investment results of an index composed of U.S. real estate investment trusts (“REITs”).	The Fund seeks to track the investment results of the Cohen & Steers Realty Majors Index (“Index”), which consists of REITs. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-Diversification Risk

•  Operational Risk

•  Passive Investment Risk

•  Real Estate Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

iShares® Core U.S. REIT ETF	Seeks to track the investment results of an index composed of U.S. real estate equities.	The Fund seeks to track the investment results of the FTSE Nareit Equity REITS Index (the “Underlying Index”), which measures the performance of U.S. listed equity real estate investment trusts (“REITs”), excluding infrastructure REITs, mortgage REITs, and timber REITs. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund generally will invest at least 90% of its assets in the component securities of the Underlying Index and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Underlying Index, but which the Fund’s adviser believes will help the Fund track the Underlying Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Real Estate Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  Dividend Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

ALTERNATIVE INVESTMENTS — GLOBAL/INTERNATIONAL REITs
1290 VT Real Estate Portfolio	Seeks to provide long-term capital appreciation and current income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies in the real estate industry, including REITs, and derivative instruments that provide exposure to the real estate industry. The Portfolio also may invest in preferred stocks as well as convertible securities of issuers in real estate-related industries, which have the potential to generate capital appreciation and/or income. The Portfolio retains the ability to invest in real estate companies of any market capitalization. The Portfolio seeks to track the performance (before fees and expenses) of the FTSE EPRA/NAREIT Developed Index with minimal tracking error.

•  Real Estate Investing Risk

•  Index Strategy Risk

•  Foreign Securities Risk

•  Sector Risk

•  Market Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Management Risk

•  Preferred Stock Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® International Developed Property ETF	Seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets.	The Fund seeks to track the investment results of the S&P Developed ex-U.S. Property IndexTM (“Index”), which is a free float-adjusted, market capitalization-weighted index that defines and measures the investable universe of publicly-traded property companies domiciled in developed countries outside of the United States. The Fund generally invests at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index (i.e., depositary receipts representing such securities). The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Real Estate Investment Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

•  Valuation Risk

•  Structural Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® Dow Jones Global Real Estate ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the global real estate market.	In seeking to track the performance of the Dow Jones Global Select Real Estate Securities Indexsm (“Index”), the Fund employs a sampling strategy, which means the Fund is not required to purchase all of the securities represented in the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in depositary receipts (including American Depositary Receipts or Global Depositary Receipts) based on securities comprising the Index. The Index is a measure of the types of global real estate securities that represent the ownership and operation of commercial or residential real estate.

•  Concentration Risk

•  Currency Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Equity Investing Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

•  Geographic Focus Risk

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Real Estate Sector Risk

•  REIT Risk

•  Valuation Risk

SPDR® Dow Jones International Real Estate ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the international real estate market.	In seeking to track the performance of the Dow Jones Global ex-U.S. Select Real Estate Securities Indexsm (“Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in depositary receipts (including American Depositary Receipts or Global Depositary Receipts) based on securities comprising the Index. The Index is a float-adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in countries excluding the United States.

•  Concentration Risk

•  Currency Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Equity Investing Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

•  Geographic Focus Risk — Europe and Japan

•  Indexing Strategy/Index Tracking Risk

•  Liquidity Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Real Estate Sector Risk

•  REIT Risk

•  Valuation Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Global ex-U.S. Real Estate ETF	Seeks to track the performance of a benchmark index that measures the investment return of international real estate stocks.	The Fund employs an indexing investment approach designed to track the performance of the S&P Global ex-U.S. Property Index (“Index”), a float-adjusted, market-capitalization-weighted index that measures the equity market performance of international real estate stocks in both developed and emerging markets. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs) and certain real estate management and development companies (REMDs). The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Industry Concentration Risk • Investment Style Risk • Stock Market Risk • Country/Regional Risk • Currency Risk • Derivatives Risk • ETF Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

ALTERNATIVE INVESTMENTS — OTHER ALTERNATIVES
1290 Multi-Alternative Strategies	Seeks long-term growth of capital.	The Fund pursues its investment objective by investing in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. Under normal market conditions, the Fund allocates substantially all of its assets to Underlying ETFs that invest primarily in non-traditional (alternative) asset categories and strategies and seeks to achieve a diversified exposure across multiple alternative asset categories and strategies. The alternative asset categories and strategies of the Underlying ETFs in which the Fund currently expects to invest are as follows: Absolute Return, Commodities, Real Return, Global Real Estate, Event Driven, Currency, Managed Futures, Long/Short Equity, Precious and Base Metals, Multi Strategies, and Convertible Securities.

•  Alternative Investment Risk

•  Equity Risk

•  Inflation-Indexed Bonds Risk

•  Liquidity Risk

•  Risks Related to Investments in Underlying ETFs

•  Short Position Risk

•  Credit Risk

•  Interest Rate Risk

•  Commodity Risk

•  Convertible Securities Risk

•  Counterparty Risk

•  Derivatives Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Investment Grade Securities Risk

•  Large-Cap Company Risk

•  Large Shareholder Risk

•  Leveraging Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Non-Investment Grade Securities Risk

•  Portfolio Management Risk

•  Prepayment Risk and Extension Risk

•  Real Estate Investing Risk

•  Special Situations Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 VT Convertible Securities Portfolio	Seeks a high level of total return.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. By investing in convertible securities, the Portfolio seeks the opportunity to participate in the capital appreciation of the underlying common stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility. The Portfolio’s assets normally are allocated between two portions; one portion is actively managed (“Active Allocated Portion”), and the other portion invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 70% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 30% of the Portfolio’s net assets.

•  Convertible Securities Risk

•  Credit Risk

•  Non-Investment Grade Securities Risk

•  Mid-Cap and Small-Cap Company Risk

•  Sector Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Distressed Companies Risk

•  Equity Risk

•  ETFs Risk

•  Foreign Securities Risk

•  Large-Cap Company Risk

•  Liquidity Risk

•  Market Risk

•  Portfolio Management Risk

•  Portfolio Turnover Risk

•  Prepayment Risk and Extension Risk

•  Privately Placed and Other Restricted Securities Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 VT Energy Portfolio	Seeks long-term capital appreciation.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies in the energy sector through investments in exchange-traded securities of other investment companies and investment vehicles (“exchange-traded funds” or “ETFs”). The energy sector includes companies engaged in such activities as exploring, developing, mining, refining, producing, distributing, transporting, and dealing in conventional and alternative sources of energy; making and servicing component products for such activities; and energy research and development. The Portfolio may invest in ETFs that invest in equity securities of companies of any size in developed and emerging markets throughout the world.

•  Equity Risk

•  Energy Sector Risk

•  Mid-Cap, Small-Cap and Micro-Cap Company Risk

•  Foreign Securities Risk

•  ETFs Risk

•  Commodity Risk

•  Large-Cap Company Risk

•  Market Risk

•  Natural Resources Sector Risk

•  Oil and Gas Sector Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

1290 VT GAMCO Mergers & Acquisitions Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests primarily in arbitrage opportunities by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations and in equity securities of companies that the Sub-Adviser believes are likely acquisition targets within 12-18 months. The Portfolio may hold a significant portion of its assets in cash or cash equivalents in anticipation of arbitrage opportunities.

•  Special Situations Risk

•  Cash Management Risk

•  Portfolio Turnover Risk

•  Portfolio Management Risk

•  Credit Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Large-Cap Company Risk

•  Market Risk

•  Mid-Cap and Small-Cap Company Risk

•  Money Market Risk

•  Preferred Stock Risk

•  Sector Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
1290 VT Natural Resources Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of domestic and foreign companies within the natural resources sector or in other securities or instruments the value of which is related to the market value of some natural resources asset. The Portfolio normally invests in companies that are involved directly or indirectly in the exploration, development, production or distribution of natural resources. The Portfolio seeks to track the performance (before fees and expenses) of the MSCI World Commodity Producers Index with minimal tracking error.

•  Natural Resources Sector Risk

•  Index Strategy Risk

•  Focused Portfolio Risk

•  Energy Sector Risk

•  Foreign Securities Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Liquidity Risk

•  Market Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

Consumer Discretionary Select Sector SPDR Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Discretionary Select Sector Index (“Index”).	In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Index includes securities of companies from the following industries: retail (specialty, multiline, internet and direct marketing); hotels, restaurants and leisure; textiles, apparel and luxury goods; household durables; automobiles; auto components; distributors; leisure products; and diversified consumer services.

•  Consumer Discretionary Sector Risk

•  Equity Investing Risk

•  Indexing Strategy/Index Tracking Risk

•  Large-Capitalization Securities Risk

•  Market Risk

•  Non-Diversification Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Consumer Staples Select Sector SPDR Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Staples Select Sector Index (“Index”).	In seeking to track the performance of the Index, the fund employs a replication strategy, which means the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Index includes securities of companies from the following industries: food and staples retailing; household products; food products; beverages; tobacco; and personal products.

•  Consumer Staples Sector Risk

•  Equity Investing Risk

•  Indexing Strategy/Index Tracking Risk

•  Large-Capitalization Securities Risk

•  Market Risk

•  Non-Diversification Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

Energy Select Sector SPDR Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Energy Select Sector Index (“Index”).	In seeking to track the performance of the Index, the Fund employs a replication strategy, which means the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Index includes securities of companies from the following industries: oil, gas and consumable fuels; and energy equipment and services.

•  Energy Sector Risk

•  Equity Investing Risk

•  Indexing Strategy/Index Tracking Risk

•  Large-Capitalization Securities Risk

•  Market Risk

•  Non-Diversification Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Financial Select Sector SPDR Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Financial Select Sector Index (“Index”).	In seeking to track the performance of the Index, the Fund employs a replication strategy, which means the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Index includes securities of companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance.

•  Equity Investing Risk

•  Financial Sector Risk

•  Indexing Strategy/Index Tracking Risk

•  Large-Capitalization Securities Risk

•  Market Risk

•  Non-Diversification Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

Health Care Select Sector SPDR Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Health Care Select Sector Index (“Index”).	In seeking to track the performance of the Index, the Fund employs a replication strategy, which means the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Index includes securities of companies from the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology.

•  Equity Investing Risk

•  Health Care Sector Risk

•  Indexing Strategy/Index Tracking Risk

•  Large-Capitalization Securities Risk

•  Market Risk

•  Non-Diversification Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Industrial Select Sector SPDR Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Industrial Select Sector Index (“Index”).	In seeking to track the performance of the Index, the Fund employs a replication strategy, which means the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Index includes securities of companies from the following industries: aerospace and defense; industrial conglomerates; marine; transportation infrastructure; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products.

•  Equity Investing Risk

•  Indexing Strategy/Index Tracking Risk

•  Industrial Sector Risk

•  Large-Capitalization Securities Risk

•  Market Risk

•  Non-Diversification Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

iShares® Gold Trust	Seeks to reflect generally the performance of gold less the trust’s expenses and liabilities.	The trust is not actively managed. It does not engage in any activities designed to obtain a profit from, or to ameliorate losses caused by, changes in the price of gold. The trust receives gold deposited with it in exchange for the creation of baskets of shares, sells gold as necessary to cover the trust expenses and other liabilities and delivers gold in exchange for baskets of shares surrendered to it for redemption.

•  Commodity Price Volatility Risk

•  Exchange Traded Funds Risk

•  General Investment Risks

•  Liquidity Risk

•  Increases in Hedging Activity Risk

•  Non Investment Grade Risk

•  Not a registered investment company

•  Sales by the Official Sector Risk

•  Regulatory Risk

184	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® U.S. Utilities ETF	Seeks to track the investment results of an index composed of U.S. equities in the utilities sector.	The Fund seeks to track the investment results of the Dow Jones U.S. Utilities Index (“Index”), which measures the performance of the utilities sector of the U.S. equity market. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-Diversification Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error risk

•  Utilities Sector Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	185

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Emerging Markets Infrastructure ETF	Seeks to track the investment results of an index composed of 30 of the largest emerging market equities in the infrastructure industry.	The Fund seeks to track the investment results of the S&P Emerging Markets Infrastructure Index™ (Index”), which is designed to track the performance of 30 of the largest publicly listed companies in the infrastructure industry in emerging markets. All of the securities included in the Index are issued by utility, energy and transportation infrastructure companies. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Infrastructure Industry Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Emerging Markets

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Security Risk

•  Small Fund Risk

•  Structural Risk

•  Tracking Error Risk

•  Utilities Sector Risk

•  Valuation Risk

•  Thematic Investing Risk

186	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Global Clean Energy ETF	Seeks to track the investment results of an index composed of global equities in the clean energy sector.	The Fund seeks to track the investment results of the S&P Global Clean Energy Index™ (“Index”), which is designed to track the performance of approximately 30 of what are expected to be the most liquid and tradable securities of global companies involved in clean energy related businesses. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Clean Energy Sub-Industry Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Developed Countries

•  Risk of Investing in Emerging Markets

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Utilities Sector Risk

•  Valuation Risk

•  Large-Capitalization Companies Risk

•  Thematic Investing Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	187

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Global Energy ETF	Seeks to track the investment results of an index composed of global equities in the energy sector.	The Fund seeks to track the investment results of the S&P Global 1200 Energy Sector Index™ (“Index”), which measures the performance of companies that S&P Dow Jones Indices LLC deems to be part of the energy sector of the economy and which it believes are important to global markets. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

188	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Global Infrastructure ETF	Seeks to track the investment results of an index composed of developed market equities in the infrastructure industry.	The Fund seeks to track the investment results of the S&P Global Infrastructure Index™ (“Index”), which is designed to track the performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Infrastructure Industry Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Utilities Sector Risk

•  Valuation Risk

•  Industrials Sector Risk

•  Thematic Investing Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	189

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Global Timber & Forestry ETF	Seeks to track the investment results of an index composed of global equities in or related to the timber and forestry industry.	The Fund seeks to track the investment results of the S&P Global Timber & Forestry Index™ (“Index”), which is comprised of approximately 25 of the largest publicly-traded companies engaged in the ownership, management or upstream supply chain of forests and timberlands. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Materials Sector Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Natural Resources Industry Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Real Estate Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Timber and Forestry Industry Risk

•  Tracking Error Risk

•  Valuation Risk

•  Calculation Methodology Risk

•  Large-Capitalization Companies Risk

190	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Global Agriculture Producers ETF	Seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture.	The Fund seeks to track the investment results of the MSCI ACWI Select Agriculture Producers Investable Market Index (“Index”), which has been developed by MSCI Inc. to measure the combined performance of equity securities of companies primarily engaged in the business of agriculture in both developed and emerging markets. The Fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index.

•  Agricultural Production Industry Risk

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Materials Sector Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Agriculture and Livestock

•  Risk of Investing in Developed Countries

•  Risk of Investing in Russia

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Small-Capitalization Companies Risk

•  Small Fund Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	191

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Global Gold Miners ETF	Seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining.	The Fund seeks to track the investment results of the MSCI ACWI Select Gold Miners Investable Market Index (“Index”), which targets a minimum of 30 companies in developed and emerging markets that are involved in the business of gold mining. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Geographic Risk

•  Gold Mining Sub-Industry Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Materials Sector Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Canada

•  Risk of Investing in Developed Countries

•  Securities Lending Risk

•  Security Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

•  Valuation Risk

192	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® North American Natural Resources ETF	Seeks to track the investment results of an index composed of North American equities in the natural resources sector.	The Fund seeks to track the investment results of the S&P North American Natural Resources Sector Index (Index”), which measures the performance of U.S.-traded stocks of natural resource-related companies in the United States and Canada. The Index includes companies in the following categories: producers of oil, gas and consumable fuels; providers of energy equipment and services; metals and mining companies; manufacturers of paper and forest products; and producers of construction materials, containers and packaging. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Materials Sector Risk

•  Natural Resources Industry Risk

•  North American Economic Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Risk of Investing in Canada

iShares® Silver Trust	Seeks to reflect generally the performance of the price of silver before payment of the Trust’s expenses and liabilities.	The Trust is not actively managed. The Trust receives silver deposited with it in exchange for the creation of baskets of shares, sells silver as necessary to cover the Trust expenses and other liabilities and delivers silver in exchange for baskets of shares surrendered to it for redemption.

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Commodity Price Volatility Risk

•  Liquidity Risk

•  Market Trading Risk

•  Not a Registered Investment Company

•  Passive Investment Risk

•  Tracking Error Risk

•  Regulatory Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	193

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® U.S. Oil & Gas Exploration & Production ETF	Seeks to track the investment results of an index composed of U.S. equities in the oil and gas exploration and production sector.	The Fund seeks to track the investment results of the Dow Jones U.S. Select Oil Exploration & Production Index (“Index”), which measures the performance of the oil exploration and production sector of the U.S. equity market. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing securities in that index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Energy Exploration and Production Industry Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Oil and Gas Industry Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

194	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
JPMorgan Diversified Alternatives ETF	Seeks to provide long-term total return.	The fund seeks to achieve its investment objective by allocating assets across several different investment strategies, including traditional and alternative investment strategies, such as those utilized by certain hedge funds. The strategies identified by the fund’s adviser fall into the following broad categories: Equity Long/Short, Event Driven and Macro/Managed Futures Strategies. The fund will invest its assets based on a systematic investment process for securities selection and asset allocation. The fund seeks to provide positive total returns over time while maintaining a relatively low correlation with traditional markets. The fund will invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations), debt securities (including below investment grade and unrated debt securities), commodities and currencies (including in emerging markets). The fund may use both long and short positions (achieved primarily through the use of derivative instruments).

•  Alternative Strategies and Return Factors Risks

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Commodity Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Foreign Securities and Emerging Markets Risk

•  General Market Risk

•  Geographic Focus Risk

•  Government Securities Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Interest Rate Risk

•  Model and Data Risk

•  Rolling Futures Contract Risk

•  Short Positions Risk

•  Smaller Company Risk

•  Sovereign Debt Risk

•  Subsidiary and Tax Risk

•  Value Investing Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	195

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
JPMorgan Event Driven ETF	Seeks to provide long-term total return.	The fund seeks to achieve its investment objective by employing an event-driven investment strategy, primarily investing in companies that the fund’s adviser believes will be impacted by pending or anticipated corporate or special situation events. The fund seeks to capture the price difference between a security’s market price and the anticipated value post-event, based on the assumption that an event or catalyst will affect future pricing. The fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets. Under normal market conditions, the fund’s adviser currently expects that a significant portion of the fund’s exposure will be attained through the use of derivatives in addition to its exposure through direct investments.

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Event Driven Strategy Risk

•  Foreign Securities Risk

•  General Market Risk

•  Geographic Focus Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Model and Data Risk

•  Short Positions Risk

•  Smaller Company Risk

•  Government Securities Risk

196	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
JPMorgan Managed Futures Strategy ETF	Seeks to provide long-term total return.	The fund seeks to achieve its investment objective by investing globally to exploit opportunities across a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities based on the fund’s adviser’s assessment of their attractiveness. Under normal market conditions, the fund employs the Managed Futures strategy to access certain return factors, which include but are not limited to, Momentum and Carry Trades. The fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets, debt securities (including below investment grade or high yield securities), commodities and currencies (including in emerging markets).

•  Authorized Participant Concentration Risk

•  Cash Transactions Risk

•  Commodity Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Market Risk

•  ETF Shares Trading Risk

•  Foreign Securities and Emerging Markets Risk

•  General Market Risk

•  Geographic Focus Risk

•  Government Securities Risk

•  High Portfolio Turnover Risk

•  Illiquidity Risk

•  Industry and Sector Focus Risk

•  Interest Rate Risk

•  Managed Futures Strategies and Return Factors Risks

•  Model and Data Risk

•  Non-Diversified Fund Risk

•  Rolling Futures Contract Risk

•  Short Positions Risk

•  Smaller Company Risk

•  Sovereign Debt Risk

•  Subsidiary and Tax Risk

Materials Select Sector SPDR Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Materials Select Sector Index (“Index”).	In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Index includes securities of companies form the following industries: chemicals; metals and mining; paper and forest products; containers and packaging; and construction materials.

•  Equity Investing Risk

•  Indexing Strategy/Index Tracking Risk

•  Large-Capitalization Securities Risk

•  Market Risk

•  Materials Sector Risk

•  Non-Diversification Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	197

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco DB Agriculture Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Diversified Agriculture Index Excess ReturnTM over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Diversified Agriculture Index Excess Return, which is comprised of one or more underlying commodities and is intended to reflect the agricultural sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Base Metals Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Industrial Metals Index Excess Return® over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Industrial Metals Index Excess Return®, which is intended to reflect the base metals sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

198	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco DB Commodity Index Tracking Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess Return, over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Diversified Commodity Index Excess Return, which is a rules-based index composed of futures contracts on 14 of the most heavily traded and important physical commodities in the world.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Energy Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Energy Index Excess ReturnTM over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Energy Index Excess Return, which is intended to reflect the energy sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	199

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco DB G10 Currency Harvest Fund	Seeks to track changes, whether positive or negative, in the level of the Deutsche Bank G10 Currency Future Harvest Index® — Excess Return (“Index”), over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	The fund invests in futures contracts in an attempt to track its Index. The Index is designed to reflect the return from investing on a 2:1 leveraged basis in long currency futures positions for certain currencies associated with relatively high yielding interest rates and in short currency futures positions for certain currencies associated with relatively low yielding interest rates.

•  Authorized Participant Concentration Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  Currency Risk

•  ETFs Risk

•  Foreign Exchange Related Products Risk

•  Futures Trading Volatility Risk

•  Interest Rate Risk

•  Leveraged Trading Risk

•  Liquidity Risk

•  Market Trading Risk

•  Passive Investment Risk

•  Tracking Error Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Gold Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Gold Index Excess Return® over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Gold Index Excess Return®, which is intended to reflect the changes in the market value of gold.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco® DB Oil Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Crude Oil Index Excess Return™ over time, plus the excess, if any, of the fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over the expenses of the fund.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Crude Oil Index Excess Return™, which is intended to reflect the changes in the market value of crude oil.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

Invesco DB Precious Metals Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Precious Metals Index Excess Return plus the interest income from the fund’s holdings of primarily US Treasury securities less the fund’s expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Precious Metals Index Excess Return, which is a rules-based index composed of futures contracts on two of the most important precious metals — gold and silver.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	201

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Invesco DB Silver Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Silver Index Excess Return™ over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Silver Index Excess Return™, which is intended to reflect the changes in the market value of silver.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

•  Regulatory Risk

SPDR® S&P Metals & Mining ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the metals and mining segment of a U.S. total market composite index.	In seeking to track the performance of the S&P Metals & Mining Select Industry Index (“Index”), the fund employs a sampling strategy, which means that the fund is not required to purchase all of the securities represented in the Index. Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index.

•  Concentration Risk

•  Equity Investing Risk

•  Indexing Strategy/Index Tracking Risk

•  Market Risk

•  Materials Sector Risk

•  Metals and Mining Companies Risk

•  Non-Diversification Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

202	Information Regarding the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Technology Select Sector SPDR Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Technology Select Sector Index (“Index”).	In seeking to track the performance of the Index, the Fund employs a replication strategy, which means the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Index includes securities of companies from the following industries: technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electronic equipment, instruments and components.

•  Equity Investing Risk

•  Indexing Strategy/Index Tracking Risk

•  Large-Capitalization Securities Risk

•  Market Risk

•  Non-Diversification Risk

•  Technology Sector Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

Utilities Select Sector SPDR Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Utilities Select Sector Index (“Index”).	In seeking to track the performance of the Index, the Fund employs a replication strategy, which means the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Index includes securities of companies from the following industries: electric utilities; water utilities; multi-utilities; independent power and renewable electricity producers; and gas utilities.

•  Equity Investing Risk

•  Indexing Strategy/Index Tracking Risk

•  Large-Capitalization Securities Risk

•  Market Risk

•  Non-Diversification Risk

•  Utilities Sector Risk

•  Fluctuation of Net Asset Value, Share Premiums and Discounts Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	203

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Franklin Balanced Managed Volatility Portfolio	Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion is actively managed (“Active Allocated Portion”) and one portion seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities. The Index Allocated Portion is comprised of two strategies, one of which seeks to track the performance (before fees and expenses) of the S&P 500 Index and a second component which seeks to invest in securities comprising the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, respectively. The Portfolio also may invest in derivatives such as futures and options.

•  Volatility Management Risk

•  Index Strategy Risk

•  Government Securities Risk

•  Investment Grade Securities Risk

•  Sector Risk

•  Futures Contract Risk

•  Derivatives Risk

•  Leveraging Risk

•  Short Position Risk

•  Cash Management Risk

•  Convertible Securities Risk

•  Credit Risk

•  Distressed Companies Risk

•  Equity Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Large-Cap Company Risk

•  Liquidity Risk

•  Market Risk

•  Mortgage-Related and Other Asset-Backed Securities Risk

•  Multiple Sub-Adviser Risk

•  Non-Investment Grade Securities Risk

•  Portfolio Management Risk

•  Securities Lending Risk

•  Zero-Coupon and Pay-in-Kind Securities Risk

EQ/500 Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of large-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Index Strategy Risk

•  Sector Risk

•  Large-Cap Company Risk

•  Equity Risk

•  Volatility Management Risk

•  Cash Management Risk

•  Derivatives Risk

•  ETFs Risk

•  Futures Contract Risk

•  Leveraging Risk

•  Market Risk

•  Portfolio Management Risk

•  Securities Lending Risk

•  Short Position Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Templeton Global Equity Managed Volatility Portfolio	Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or other financial instruments that derive their value from such securities). The Portfolio’s assets are normally allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and the other portion seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion invests primarily in equity securities, including common stocks and preferred stocks, of companies located anywhere in the world, including emerging markets. The Index Allocated Portion is comprised of two strategies, which seek to track the performance (before fees and expenses) of the S&P 500 Index and the Morgan Stanley Capital International EAFE Index, respectively, each with minimal tracking error. The Portfolio may invest up to 25% of its assets in derivatives, which will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives.

•  Index Strategy Risk

•  Foreign Securities Risk

•  Equity Risk

•  Derivatives Risk

•  Volatility Management Risk

•  Cash Management Risk

•  Credit Risk

•  Futures Contract Risk

•  Interest Rate Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Market Risk

•  Mid-Cap Company Risk

•  Portfolio Management Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios and Underlying ETFs	205

5. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among one hundred and nine (109) portfolios, fifty-five (55) of which are authorized to issue Class IA, Class IB and Class K shares, fifty (50) of which are authorized to issue Class IB and Class K shares, and four (4) of which are authorized to issue Class K shares. This prospectus describes the Class IA, Class IB and Class K shares of eight (8) Portfolios, and the Class IB and Class K shares of one (1) Portfolio. Each Portfolio has its own investment objectives, investment strategies and risks, which have been previously described in this Prospectus.

The Trust’s Board of Trustees oversees generally the operations of the Portfolios. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, and accountants, who provide services to the Portfolios. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Portfolios that you should consider in determining whether to purchase Portfolio shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or a Portfolio and any shareholder, or to create any right in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Adviser

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”), 1290 Avenue of the Americas, New York, New York 10104, manages each Portfolio. FMG LLC is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Portfolios offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). AXA Equitable is a wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. FMG LLC serves as the investment manager to mutual funds and other pooled investment vehicles and, as of December 31, 2019, had approximately $116.5 billion in assets under management. The Trust is part of a family of mutual funds advised by FMG LLC which also includes EQ Premier VIP Trust and 1290 Funds.

The Adviser has a variety of responsibilities for the general management and administration of the Trust and the day-to-day management of each Portfolio. In addition to its managerial responsibilities, the Adviser is responsible for determining the asset allocation range for each Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board.

Within the asset allocation range for each Strategic Allocation Series Portfolio, the Adviser will periodically establish specific percentage targets for each asset class and identify the specific Underlying Portfolios to be held by a Strategic Allocation Series Portfolio, including the portion of each Portfolio’s assets to invest in the volatility management strategy. Percentage targets are established and Underlying Portfolios are identified using the Adviser’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes and Underlying Portfolios, as well as the Adviser’s outlook for the economy and financial markets. The Adviser also will rebalance each Strategic Allocation Series Portfolio’s holdings through its selection of Underlying Portfolios as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its asset allocation range.

Within the asset allocation range for the EQ/All Asset Growth Allocation Portfolio, the Adviser will periodically establish specific percentage targets for each asset category and identify each Underlying Portfolio and Underlying ETF to be held by the EQ/All Asset Growth Allocation Portfolio, using the Adviser’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories, and Underlying Portfolios and Underlying ETFs, as well as the Adviser’s outlook for the economy and financial markets. The Adviser also will rebalance the EQ/All Asset Growth Allocation Portfolio’s holdings through its selection of Underlying Portfolios and Underlying ETFs as deemed necessary to bring the asset allocation of the Portfolio back into alignment

206	Management of the Trust	EQ Advisors Trust

with its asset allocation range and target investment percentages.

The Adviser will rebalance the EQ/Franklin Templeton Allocation Managed Volatility Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation.

Kenneth T. Kozlowski, CFP®, CLU, ChFC; Alwi Chan, CFA®; Xavier Poutas, CFA®, and Miao Hu, CFA® are responsible for the day-to-day management of the Portfolios.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for each Portfolio since its inception.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011, as a Vice President of FMG LLC since June 2016, and as Lead Director of AXA Equitable since October 2018. From October 2013 to September 2018 he was a Senior Director, and from November 2008 to September 2013 he was a Director, of AXA Equitable. He joined FMG LLC in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds managed by FMG LLC.

Miao Hu, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2016 and as a Vice President of FMG LLC since June 2016. She has served as a Director of Portfolio Analytics of FMG LLC since December 2014. She joined AXA Equitable as a Lead Manager in November 2013.

Information about the portfolio manager’s compensation, other accounts they manage and their ownership of securities in the Portfolios is available in the Trust’s SAI.

The Adviser provides day-to-day management of the Portfolios. The Adviser has the ability to hire investment sub-advisers (“Sub-Advisers”) to provide research, stock selection, and trading services for the Portfolios, although the Portfolios do not currently have Sub-Advisers. The Adviser may also hire Sub-Advisers to provide research, stock selection, and trading services for an Underlying Portfolio. The Adviser is responsible for overseeing such Sub-Advisers and for recommending their hiring, termination and replacement to the Underlying Portfolio’s Board of Trustees. The Adviser has been granted relief by the SEC to hire, terminate and replace Sub-Advisers of the Portfolios and the Underlying Portfolios and to amend advisory agreements without obtaining shareholder approval, subject to the approval of the Trust’s Board. In addition, the Adviser has the ability to allocate a Portfolio’s or Underlying Portfolio’s assets to additional Sub-Advisers, subject to approval of the Trust’s Board. The Adviser also has discretion to allocate a Portfolio’s or an Underlying Portfolio’s assets among its current Sub-Advisers. If a new Sub-Adviser is retained for a Portfolio or an Underlying Portfolio, the shareholders of the Portfolio or Underlying Portfolio would receive notice of such action. However, the Adviser may not enter into an advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio’s or Underlying Portfolio’s shareholders.

Management Fees

Each Portfolio pays a fee to the Adviser for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Adviser received in 2019 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Adviser in 2019 in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers), as defined below, between the Adviser and the Trust with respect to the Portfolios.

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Management Fees Paid by the Portfolios in 2019

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolios	All Classes	Class IA	Class IB	Class K
EO/Ultra Conservative Strategy	0.10%	N/A	–0.02%	N/A
EQ/Conservative Strategy	0.10%	N/A	–0.02%	N/A
EQ/Conservative Growth Strategy	0.10%	N/A	0.00%	N/A
EQ/Balanced Strategy	0.10%	0.00%	0.00%	N/A
EQ/Moderate Growth Strategy	0.09%	N/A	0.00%	N/A
EQ/Growth Strategy	0.10%	0.00%	0.00%	N/A
EQ/Aggressive Growth Strategy	0.10%	N/A	0.00%	N/A
EQ/All Asset Growth Allocation	0.10%	0.00%	0.00%	0.00%
EQ/Franklin Templeton Allocation Managed Volatility	0.05%	0.00%	0.00%	N/A

The following table shows the current contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the table, which are subject to contractual management fee rates that changed during the last fiscal year.

Portfolios*	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
EQ/Aggressive Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Balanced Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Conservative Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Moderate Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EO/Ultra Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
*	Effective October 1, 2019

A discussion of the basis of the decision by the Board to approve the investment management agreement with respect to the Portfolios is available in the Trust’s Semi-Annual or Annual Reports to shareholders for the periods ended June 30 and December 31, respectively.

Administrative Fees

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program. With respect to EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/All Asset Growth Allocation Portfolio and EQ/Franklin Templeton Allocation Managed Volatility Portfolio (the “Allocation Portfolios”), together with EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and Multimanager Technology Portfolio (which are offered in another prospectus) and 1290 VT Small Cap Value Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Convertible Securities Portfolio and 1290 VT High Yield Bond Portfolio (which are offered in another prospectus), each a “Hybrid Portfolio,” and EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/JPMorgan

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Growth Allocation Portfolio, EQ/Legg Mason Moderate Allocation Portfolio, and the ATM Portfolios (the “ATM Portfolios” are ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio and EQ/International Managed Volatility Portfolio) (which are offered in another prospectus), for administrative services, in addition to the management fee, each of the Portfolios pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the portfolios of the EQ Premier VIP Trust, which are also managed by FMG LLC and which are offered in another prospectus, are aggregated with the assets of the Portfolios referenced in this paragraph. The table below shows the asset-based administration fee rates based on aggregate average daily net assets of these Portfolios:

0.140% of the first $60 billion;
0.110% of the next $20 billion;
0.0875% of the next $20 billion; and
0.0800% thereafter

As noted in the prospectuses for the Underlying Portfolios, FMG LLC and, in certain cases, its affiliates serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with each Portfolio. In this connection, the Adviser’s selection of Underlying Portfolios may have a positive or negative impact on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolios listed in the following table, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios so that the annual operating expenses (including acquired fund fees and expenses) of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

	Total Expenses Limited to (% of daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
EQ/Ultra Conservative Strategy	0.95%	0.95%	0.70%
EQ/Conservative Strategy	0.95%	0.95%	0.70%
EQ/Conservative Growth Strategy	1.00%	1.00%	0.75%
EQ/Balanced Strategy	1.05%	1.05%	0.80%
EQ/Moderate Growth Strategy	1.10%	1.10%	0.85%
EQ/Growth Strategy	1.10%	1.10%	0.85%
EQ/Aggressive Growth Strategy	N/A	1.15%	0.90%
EQ/All Asset Growth Allocation Portfolio	1.35%	1.35%	1.10%
EQ/Franklin Templeton Allocation Managed Volatility	1.20%	1.20%	0.95%

The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses. The Adviser’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

Payments or waivers will increase returns and yield, and reimbursement of payments or waivers will decrease returns and yield.

Conflicts of Interest

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, Equitable Holdings, AXA S.A, and AllianceBernstein L.P.) and

EQ Advisors Trust	Management of the Trust	209

their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolios’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolios.

Certain Conflicts Related to the Funds of Funds Structure

In managing a Portfolio that invests in Underlying Portfolios and/or Underlying ETFs (that is, a “fund of funds”), the Adviser will have the authority to select and substitute the Underlying Portfolios and Underlying ETFs. The Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its Affiliates) earn fees for managing and administering the Underlying Portfolios, but not the Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because its profitability with respect to and/or the fees payable to it by some of the Underlying Portfolios are higher than its profitability with respect to and/or the fees payable by other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, certain of its Affiliates are responsible for sub-advising, the Underlying Portfolios.

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Because the Adviser’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative impact on its (or its Affiliates’) revenues and/or profits, the Adviser has an incentive to select affiliated Underlying Portfolios for inclusion in a fund of funds, even though there may be unaffiliated Underlying Portfolios and/or Underlying ETFs that may be more appropriate for inclusion in the fund of funds or that have superior historical returns. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with affiliated or unaffiliated Sub-Advisers to Underlying Portfolios and Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying Portfolios and Underlying ETFs.

A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. The Adviser may be subject to conflicts of interest in selecting shares of Underlying Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, the Adviser may have an incentive to continue to invest a Portfolio’s assets in an underperforming Underlying Portfolio to protect the Underlying Portfolio from large-scale outflows, even when the portfolio managers believe that such an investment is not in the best interests of the Portfolio.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser. The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material.

A Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. Market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute a volatility management strategy in a timely manner or at all. In addition, the Adviser and its insurance company Affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as an Underlying Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which an Underlying Portfolio invests, directly or indirectly, and could

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have an adverse impact on an Underlying Portfolio’s performance, and therefore a Portfolio’s performance.

A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect a Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio. The Adviser or its Affiliates may be subject to potential conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares.

The Portfolios may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Underlying Portfolios and Underlying ETFs that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”

Legal Proceedings

In November 2010, the Trust and several of its portfolios (the “Named Portfolios”) (but not the Portfolios described in this Prospectus) were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and the Named Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit (“Committee Suit”) was consolidated with a number of related lawsuits filed by Tribune noteholders (“Noteholder Suits”) and retiree participants in certain Tribune-defined compensation plans (“Retiree Suits”) around the United States into a single multi-district litigation proceeding in the United States District Court for the Southern District of New York (the “U.S. District Court”) (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust or the Named Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree Suits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. As of the date of this Prospectus, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Trust cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Named Portfolios, the payment of such judgments or settlements could have an adverse effect on each Named Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Named Portfolios, as the Adviser believes a loss is not probable.

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6. Portfolio Services

Buying and Selling Shares

Each Strategic Allocation Series Portfolio (except the EQ/Aggressive Growth Strategy Portfolio), the EQ/All Asset Growth Allocation Portfolio and the EQ/Franklin Templeton Allocation Managed Volatility Portfolio offers Class IA, Class IB and Class K shares. The EQ/Aggressive Growth Strategy Portfolio offers Class IB and Class K shares. All shares are purchased and sold at their net asset value without any sales load. The Portfolios are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is received and accepted by a Portfolio or its designated agent. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios typically expect to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. Redemption methods also may include redeeming in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The Portfolios reserve the right to suspend or change the terms of purchasing shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g., EQ/International Equity Index Portfolio, EQ/MFS International Growth Portfolio, EQ/International Value Managed Volatility Portfolio, and iShares® MSCI Emerging Markets ETF), the securities of small- and mid-capitalization companies (e.g., EQ/Janus Enterprise Portfolio and EQ/AB Small Cap Growth Portfolio) or high yield securities (e.g., 1290 VT High Yield Bond Portfolio and SPDR® Bloomberg Barclays High Yield Bond ETF), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

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The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to Portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of the EQ/Ultra Conservative Strategy Portfolio or shares of other portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

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Selling Restrictions

The table below describes restrictions placed on selling shares of any Portfolio described in this Prospectus.

Restriction	Situation
A Portfolio may suspend the right of redemption or postpone payment for more than 7 days:

•  When the New York Stock Exchange is closed (other than a weekend/holiday).

•  When trading is restricted by the SEC.

•  When the SEC declares that an emergency exists.

•  Any other period permitted by the SEC.

A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is normally determined each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent

•

A Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios that may invest heavily in foreign securities which sometimes trade on days when a Portfolio’s shares are not priced.

Shares of the Underlying Portfolios are valued at their net asset value. Generally other portfolio securities and other assets of the Portfolios as well as the portfolio securities and assets of the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

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•

Options — for exchange-traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Repurchase agreements and reverse repurchase agreements — valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instruments.

•	Swaps — utilize prices provided by approved pricing services.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Trust’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.

Dividends and Other Distributions

Each Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify (in the case of a Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal

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income tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that a Portfolio invests in foreign securities or holds foreign currencies, that Portfolio could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to achieve (in the case of a Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Adviser and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the RIC requirements and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Fund Distribution Arrangements

The Portfolios are distributed by AXA Distributors, LLC (the “Distributor”), an affiliate of FMG LLC. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Portfolios’ Class IA shares and Class IB shares. Under the Distribution Plan, Class IA shares and Class IB shares are charged a distribution and/or service (12b-1) fee to compensate the Distributor for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by the Distributor or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for a Portfolio’s Class IA shares and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets of the Portfolio attributable to Class IA shares and Class IB shares. Because these fees are paid out of the respective Portfolio’s assets on an ongoing basis, over time, these fees for Class IA shares and Class IB shares will increase the cost of your investment and may cost you more than paying other types of charges.

The Distributor may receive payments from certain Sub-Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Sub-Advisers in connection with the distribution of the Contracts. These payments may provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers.

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolios, the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”). These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Portfolios or insurance products for which a Portfolio serves as an underlying investment. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

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The additional payments to such financial intermediaries are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor or the Adviser (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by you or the Portfolios as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in this Prospectus.

Payments by the Distributor and/or the Adviser (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios (collectively referred to as “subaccounting” services, and Contract owners and other investors as “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Portfolios (e.g., recordkeeping for insurance company separate accounts investing in the Portfolios); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Portfolios; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Portfolios, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

Such payments also may be made to provide additional compensation to financial intermediaries for various marketing support services, including, without limitation, providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services. The Distributor and its affiliates may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

The Distributor and its affiliates may make the payments described above in order to promote the sale of Portfolio shares and the retention of those investments by clients of insurance companies and other qualified investors. To the extent these financial intermediaries sell more shares of the Portfolios or retain shares of the Portfolios in their customers’ accounts, the Adviser, the Distributor and their affiliates may directly or indirectly benefit from the incremental management and other fees paid to the Adviser and the Distributor by the Portfolios with respect to those assets.

The Portfolios’ portfolio transactions are not used as a form of sales-related compensation to financial intermediaries that promote or sell shares of the Portfolios and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Portfolios’ portfolio transactions. The Adviser places each Portfolio’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Portfolio. To the extent that the Adviser determines that a financial intermediary can provide a Portfolio with the best net results, the Adviser may place the Portfolio’s portfolio transactions with the financial intermediary even though it sells or has sold shares of the Portfolio.

218	Portfolio Services	EQ Advisors Trust

You can find further information in the SAI about the payments made by the Distributor, the Adviser, or their affiliates and the services provided by your financial intermediary. You can also ask your financial intermediary about any payments it receives from the Distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your financial intermediary provides, as well as about fees and/or commissions it charges. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Prospectus. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.

EQ Advisors Trust	Portfolio Services	219

7. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA, Class IB and Class K shares, as applicable. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA, Class IB and Class K shares of each Portfolio, as applicable, has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2019 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

EQ/Ultra Conservative Strategy Portfolio

	Class IB
	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$9.67		$9.83		$9.77		$10.23		$10.31

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.09		0.26		0.05		0.02		0.12

Net realized and unrealized gain (loss)	0.49		(0.29)		0.15		0.13		(0.12)

Total from investment operations	0.58		(0.03)		0.20		0.15		—	#

Less distributions:

Dividends from net investment income	(0.12)		(0.11)		(0.07)		(0.04)		(0.06)

Distributions from net realized gains	(0.17)		(0.02)		(0.07)		(0.57)		(0.02)

Total dividends and distributions	(0.29)		(0.13)		(0.14)		(0.61)		(0.08)

Net asset value, end of year	$9.96		$9.67		$9.83		$9.77		$10.23

Total return	6.03%		(0.36)%		1.97%		1.39%		(0.02)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$469,971		$1,084,793		$136,471		$244,461		$51,200

Ratio of expenses to average net assets:

After waivers and reimbursements (f)	0.51	%(j)	0.52	%(j)	0.49	%(j)	0.48	%(j)	0.48	%(j)

Before waivers and reimbursements (f)	0.53%		0.53%		0.57%		0.56%		1.00%

Ratio of net investment income (loss) to average net assets:

After waivers and reimbursements (f)(x)	0.90%		2.65%		0.48%		0.20%		1.14%

Before waivers and reimbursements (f)(x)	0.88%		2.64%		0.40%		0.12%		0.62%

Portfolio turnover rate^	107%		28%		66%		452%		208%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

220	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Conservative Strategy Portfolio

	Class IB
	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$11.58		$12.17		$11.92		$11.72		$11.85

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.18		0.13		0.10		0.09		0.08

Net realized and unrealized gain (loss)	0.86		(0.30)		0.41		0.24		(0.09)

Total from investment operations	1.04		(0.17)		0.51		0.33		(0.01)

Less distributions:

Dividends from net investment income	(0.19)		(0.15)		(0.13)		(0.10)		(0.10)

Distributions from net realized gains	(0.07)		(0.27)		(0.13)		(0.03)		(0.02)

Total dividends and distributions	(0.26)		(0.42)		(0.26)		(0.13)		(0.12)

Net asset value, end of year	$12.36		$11.58		$12.17		$11.92		$11.72

Total return	8.97%		(1.41)%		4.31%		2.79%		(0.15)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$761,618		$671,127		$814,155		$910,732		$819,735

Ratio of expenses to average net assets:

After waivers (f)	0.48	%(k)	0.48	%(k)	0.46	%(k)	0.45	%(k)	0.45	%(k)

Before waivers (f)	0.50%		0.51%		0.52%		0.52%		0.52%

Ratio of net investment income (loss) to average net assets:

After waivers (f)(x)	1.48%		1.10%		0.82%		0.78%		0.65%

Before waivers (f)(x)	1.46%		1.06%		0.77%		0.72%		0.58%

Portfolio turnover rate^	17%		10%		9%		14%		8%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

EQ Advisors Trust	Financial Highlights	221

Financial Highlights (cont’d)

EQ/Conservative Growth Strategy Portfolio

	Class IB
	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$13.45		$14.40		$13.63		$13.15		$13.43

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.20		0.15		0.13		0.11		0.08

Net realized and unrealized gain (loss)	1.60		(0.62)		0.95		0.55		(0.14)

Total from investment operations	1.80		(0.47)		1.08		0.66		(0.06)

Less distributions:

Dividends from net investment income	(0.22)		(0.18)		(0.17)		(0.12)		(0.13)

Distributions from net realized gains	(0.20)		(0.30)		(0.14)		(0.06)		(0.09)

Total dividends and distributions	(0.42)		(0.48)		(0.31)		(0.18)		(0.22)

Net asset value, end of year	$14.83		$13.45		$14.40		$13.63		$13.15

Total return	13.40%		(3.29)%		7.97%		5.02%		(0.48)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,558,521		$1,375,253		$1,602,383		$1,530,025		$1,387,077

Ratio of expenses to average net assets:

After waivers (f)	0.51	%(j)	0.50	%(j)	0.49	%(j)	0.48	%(j)	0.48	%(j)

Before waivers (f)	0.51%		0.50%		0.51%		0.52%		0.52%

Ratio of net investment income (loss) to average net assets:

After waivers (f)(x)	1.38%		1.06%		0.89%		0.83%		0.57%

Before waivers (f)(x)	1.38%		1.06%		0.87%		0.79%		0.53%

Portfolio turnover rate^	15%		10%		8%		12%		5%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

222	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Balanced Strategy Portfolio

	Class IA										Class IB
	Year Ended December 31,										Year Ended December 31,
	2019		2018		2017		2016		2015		2019		2018		2017		2016		2015

Net asset value, beginning of year	$14.33		$15.48		$14.41		$13.79		$14.14		$14.35		$15.50		$14.43		$13.81		$14.15

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.21		0.07		0.13		0.11		0.05		0.21		0.16		0.13		0.11		0.07

Net realized and unrealized gain (loss)	2.03		(0.70)		1.29		0.71		(0.15)		2.04		(0.79)		1.29		0.71		(0.16)

Total from investment operations	2.24		(0.63)		1.42		0.82		(0.10)		2.25		(0.63)		1.42		0.82		(0.09)

Less distributions:

Dividends from net investment income	(0.24)		(0.19)		(0.20)		(0.12)		(0.14)		(0.24)		(0.19)		(0.20)		(0.12)		(0.14)

Distributions from net realized gains	(0.29)		(0.33)		(0.15)		(0.08)		(0.11)		(0.29)		(0.33)		(0.15)		(0.08)		(0.11)

Total dividends and distributions	(0.53)		(0.52)		(0.35)		(0.20)		(0.25)		(0.53)		(0.52)		(0.35)		(0.20)		(0.25)

Net asset value, end of year	$16.04		$14.33		$15.48		$14.41		$13.79		$16.07		$14.35		$15.50		$14.43		$13.81

Total return	15.65%		(4.16)%		9.86%		5.97%		(0.68)%		15.70%		(4.15)%		9.84%		5.96%		(0.61)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$79		$73		$193		$188		$189		$3,614,859		$3,218,857		$3,656,023		$3,406,193		$3,133,325

Ratio of expenses to average net assets (f)	0.49	%(j)	0.50	%(k)	0.52	%(m)	0.52	%(n)	0.51	%(n)	0.49	%(j)	0.50	%(k)	0.52	%(m)	0.52	%(n)	0.51	%(n)

Ratio of net investment income (loss) to average net assets (f)	1.34%		0.44%		0.85%		0.75%		0.34%		1.36%		1.06%		0.88%		0.81%		0.52%

Portfolio turnover rate^	14%		10%		8%		13%		4%		14%		10%		8%		13%		4%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class IA and 1.00% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.01% for Class IA and 1.01% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IA and 1.04% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.05% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

EQ Advisors Trust	Financial Highlights	223

Financial Highlights (cont’d)

EQ/Moderate Growth Strategy Portfolio

	Class IB
	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$15.63		$17.11		$15.69		$14.89		$15.32

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.23		0.18		0.15		0.13		0.08

Net realized and unrealized gain (loss)	2.57		(1.05)		1.70		0.92		(0.20)

Total from investment operations	2.80		(0.87)		1.85		1.05		(0.12)

Less distributions:

Dividends from net investment income	(0.26)		(0.21)		(0.23)		(0.14)		(0.16)

Distributions from net realized gains	(0.41)		(0.40)		(0.20)		(0.11)		(0.15)

Total dividends and distributions	(0.67)		(0.61)		(0.43)		(0.25)		(0.31)

Net asset value, end of year	$17.76		$15.63		$17.11		$15.69		$14.89

Total return	18.00%		(5.17)%		11.82%		7.01%		(0.76)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$7,333,348		$6,621,253		$7,534,635		$6,928,949		$6,425,583

Ratio of expenses to average net assets (f)	0.48	%(j)	0.49	%(k)	0.50	%(m)	0.51	%(n)	0.51	%(n)

Ratio of net investment income (loss) to average net assets (f)	1.32%		1.02%		0.90%		0.83%		0.49%

Portfolio turnover rate^	12%		9%		8%		13%		3%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.01% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.03% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

224	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Growth Strategy Portfolio

	Class IA										Class IB
	Year Ended December 31,										Year Ended December 31,
	2019		2018		2017		2016		2015		2019		2018		2017		2016		2015

Net asset value, beginning of year	$16.60		$18.23		$16.40		$15.43		$15.93		$16.62		$18.25		$16.42		$15.44		$15.95

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.25		0.18		0.16		0.13		0.07		0.25		0.19		0.17		0.14		0.08

Net realized and unrealized gain (loss)	3.10		(1.27)		2.10		1.11		(0.22)		3.10		(1.28)		2.09		1.11		(0.24)

Total from investment operations	3.35		(1.09)		2.26		1.24		(0.15)		3.35		(1.09)		2.26		1.25		(0.16)

Less distributions:

Dividends from net investment income	(0.29)		(0.22)		(0.27)		(0.15)		(0.18)		(0.29)		(0.22)		(0.27)		(0.15)		(0.18)

Distributions from net realized gains	(0.35)		(0.32)		(0.16)		(0.12)		(0.17)		(0.35)		(0.32)		(0.16)		(0.12)		(0.17)

Total dividends and distributions	(0.64)		(0.54)		(0.43)		(0.27)		(0.35)		(0.64)		(0.54)		(0.43)		(0.27)		(0.35)

Net asset value, end of year	$19.31		$16.60		$18.23		$16.40		$15.43		$19.33		$16.62		$18.25		$16.42		$15.44

Total return	20.23%		(6.08)%		13.75%		8.07%		(0.95)%		20.21%		(6.07)%		13.74%		8.13%		(1.01)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,419		$1,294		$1,528		$1,370		$1,292		$5,574,271		$4,727,029		$5,201,255		$4,423,238		$3,906,802
Ratio of expenses to average net assets (f)	0.48	%(j)	0.49	%(k)	0.50	%(m)	0.51	%(n)	0.52	%(o)	0.48	%(j)	0.49	%(k)	0.50	%(m)	0.51	%(n)	0.52	%(o)
Ratio of net investment income (loss) to average net assets (f)	1.33%		0.95%		0.92%		0.83%		0.43%		1.33%		1.01%		0.95%		0.88%		0.50%

Portfolio turnover rate^	11%		10%		5%		15%		2%		11%		10%		5%		15%		2%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.01% for Class IA and 1.01% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.03% for Class IA and 1.03% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IA and 1.04% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.07% for Class IA and 1.07% for Class IB.
(o)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.08% for Class IA and 1.08% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

EQ Advisors Trust	Financial Highlights	225

Financial Highlights (cont’d)

EQ/Aggressive Growth Strategy Portfolio

	Class IB
	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$13.49		$14.93		$13.22		$12.33		$12.77

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.20		0.15		0.14		0.12		0.07

Net realized and unrealized gain (loss)	2.83		(1.17)		1.92		1.01		(0.21)

Total from investment operations	3.03		(1.02)		2.06		1.13		(0.14)

Less distributions:

Dividends from net investment income	(0.24)		(0.18)		(0.23)		(0.13)		(0.16)

Distributions from net realized gains	(0.24)		(0.24)		(0.12)		(0.11)		(0.14)

Total dividends and distributions	(0.48)		(0.42)		(0.35)		(0.24)		(0.30)

Net asset value, end of year	$16.04		$13.49		$14.93		$13.22		$12.33

Total return	22.51%		(6.97)%		15.63%		9.15%		(1.14)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$4,321,787		$3,434,710		$3,578,052		$2,709,357		$2,236,468

Ratio of expenses to average net assets (f)	0.49	%(j)	0.49	%(k)	0.50	%(m)	0.51	%(n)	0.51	%(n)

Ratio of net investment income (loss) to average net assets (f)	1.34%		1.01%		1.01%		0.96%		0.56%

Portfolio turnover rate^	8%		6%		3%		20%		2%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.05% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.08% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

226	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/All Asset Growth Allocation Portfolio

	Class IA								Class IB
	Year Ended December 31,								Year Ended December 31,
	2019		2018		2017		2016	2015	2019		2018		2017		2016	2015

Net asset value, beginning of year	$18.50		$21.16		$18.90		$17.84	$19.30	$18.55		$21.21		$18.95		$17.88	$19.34

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.33		0.26		0.21		0.23	0.14	0.34		0.26		0.18		0.21	0.12

Net realized and unrealized gain (loss)	3.18		(1.82)		2.79		1.48	(0.90)	3.18		(1.82)		2.82		1.51	(0.88)

Total from investment operations	3.51		(1.56)		3.00		1.71	(0.76)	3.52		(1.56)		3.00		1.72	(0.76)

Less distributions:

Dividends from net investment income	(0.35)		(0.38)		(0.31)		(0.25)	(0.16)	(0.35)		(0.38)		(0.31)		(0.25)	(0.16)

Distributions from net realized gains	(0.80)		(0.72)		(0.43)		(0.40)	(0.54)	(0.80)		(0.72)		(0.43)		(0.40)	(0.54)

Total dividends and distributions	(1.15)		(1.10)		(0.74)		(0.65)	(0.70)	(1.15)		(1.10)		(0.74)		(0.65)	(0.70)

Net asset value, end of year	$20.86		$18.50		$21.16		$18.90	$17.84	$20.92		$18.55		$21.21		$18.95	$17.88

Total return	19.14%		(7.60)%		15.91%		9.55%	(3.94)%	19.14%		(7.58)%		15.87%		9.59%	(3.93)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$28,759		$27,529		$31,514		$18,358	$14,722	$307,078		$273,992		$313,159		$253,966	$247,650

Ratio of expenses to average net assets:

After waivers (f)	0.55	%(j)	0.56	%(k)	0.59	%(m)	0.58%	0.57%	0.55	%(j)	0.56	%(k)	0.59	%(m)	0.58%	0.57%

Before waivers (f)	0.55%		0.56%		0.63%		0.59%	0.57%	0.55%		0.56%		0.62%		0.59%	0.57%

Ratio of net investment income (loss) to average net assets:

After waivers (f)(x)	1.62%		1.23%		1.01%		1.26%	0.71%	1.65%		1.24%		0.90%		1.11%	0.62%

Before waivers (f)(x)	1.62%		1.23%		0.98%		1.25%	0.71%	1.65%		1.24%		0.86%		1.10%	0.62%

Portfolio turnover rate^	11%		12%		15%		11%	14%	11%		12%		15%		11%	14%

EQ Advisors Trust	Financial Highlights	227

Financial Highlights (cont’d)

EQ/All Asset Growth Allocation Portfolio

	Class K
	Year Ended December 31,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$18.46		$21.12		$18.86		$17.80	$19.26

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.39		0.30		0.24		0.27	0.20

Net realized and unrealized gain (loss)	3.16		(1.81)		2.81		1.48	(0.92)

Total from investment operations	3.55		(1.51)		3.05		1.75	(0.72)

Less distributions:

Dividends from net investment income	(0.40)		(0.43)		(0.36)		(0.29)	(0.20)

Distributions from net realized gains	(0.80)		(0.72)		(0.43)		(0.40)	(0.54)

Total dividends and distributions	(1.20)		(1.15)		(0.79)		(0.69)	(0.74)

Net asset value, end of year	$20.81		$18.46		$21.12		$18.86	$17.80

Total return	19.41%		(7.36)%		16.22%		9.84%	(3.72)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,993		$2,058		$2,591		$1,470	$1,191

Ratio of expenses to average net assets:

After waivers (f)	0.30	%(j)	0.31	%(k)	0.34	%(m)	0.33%	0.32%

Before waivers (f)	0.30%		0.31%		0.37%		0.34%	0.32%

Ratio of net investment income (loss) to average net assets:

After waivers (f)(x)	1.90%		1.42%		1.20%		1.45%	1.06%

Before waivers (f)(x)	1.90%		1.42%		1.17%		1.44%	1.06%

Portfolio turnover rate^	11%		12%		15%		11%	14%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.26% for Class IA, 1.26% for Class IB and 1.01% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.28% for Class IA, 1.28% for Class IB and 1.03% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.31% for Class IA, 1.31% for Class IB and 1.06% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

228	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

	Class IA								Class IB
	Year Ended December 31,								Year Ended December 31,
	2019		2018		2017		2016	2015	2019		2018		2017		2016	2015

Net asset value, beginning of year	$7.99		$11.77		$10.59		$9.90	$10.37	$7.99		$11.77		$10.59		$9.90	$10.37

Income (loss) from investment operations:

Net investment income (loss) (e)(x)	0.14		0.22		0.16		0.16	0.14	0.15		0.23		0.16		0.16	0.12

Net realized and unrealized gain (loss)	1.61		(1.24)		1.43		0.78	(0.42)	1.60		(1.25)		1.43		0.78	(0.40)

Total from investment operations	1.75		(1.02)		1.59		0.94	(0.28)	1.75		(1.02)		1.59		0.94	(0.28)

Less distributions:

Dividends from net investment income	(0.18)		(0.26)		(0.20)		(0.17)	(0.13)	(0.18)		(0.26)		(0.20)		(0.17)	(0.13)

Distributions from net realized gains	(0.46)		(2.50)		(0.21)		(0.08)	(0.06)	(0.46)		(2.50)		(0.21)		(0.08)	(0.06)

Total dividends and distributions	(0.64)		(2.76)		(0.41)		(0.25)	(0.19)	(0.64)		(2.76)		(0.41)		(0.25)	(0.19)

Net asset value, end of year	$9.10		$7.99		$11.77		$10.59	$9.90	$9.10		$7.99		$11.77		$10.59	$9.90

Total return	22.24%		(8.70)%		14.97%		9.47%	(2.74)%	22.25%		(8.70)%		14.97%		9.47%	(2.74)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$5,134		$5,507		$7,420		$7,636	$8,293	$1,091,871		$1,029,961		$1,265,249		$1,213,760	$1,267,147

Ratio of expenses to average net assets:

After waivers (f)	0.44	%(j)	0.43	%(k)	0.43	%(m)	0.40%	0.40%	0.44	%(j)	0.43	%(k)	0.43	%(m)	0.40%	0.40%

Before waivers (f)	0.44%		0.45%		0.46%		0.47%	0.46%	0.44%		0.45%		0.46%		0.47%	0.46%

Ratio of net investment income (loss) to average net assets:

After waivers (f)(x)	1.56%		1.92%		1.39%		1.60%	1.30%	1.70%		1.98%		1.44%		1.61%	1.19%

Before waivers (f)(x)	1.56%		1.90%		1.36%		1.53%	1.24%	1.70%		1.96%		1.41%		1.55%	1.13%

Portfolio turnover rate^	8%		44	%(h)	7%		4%	4%	8%		44	%(h)	7%		4%	4%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the underlying investment in EQ/ClearBridge Select Equity Managed Volatility Portfolio (formerly AXA/Mutual Large Cap Equity Managed Volatility Portfolio). Excluding such transactions, the portfolio turnover rate would have been 8%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class IA and 1.18% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IA and 1.23% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IA and 1.25% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

EQ Advisors Trust	Financial Highlights	229

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.equitable-funds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI, which is available on the Portfolios’ website.

To order a free copy of the Portfolios’ SAI and/or Annual or Semi-Annual Report, or to request other information about a Portfolio or make other shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

Strategic Allocation Series Portfolios

EQ/Ultra Conservative Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Balanced Strategy Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Growth Strategy Portfolio

EQ/Aggressive Growth Strategy Portfolio

Other Allocation Portfolios

EQ/All Asset Growth Allocation Portfolio

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

(Investment Company Act File No. 811-07953)

© 2020 EQ Advisors Trust

EQ ADVISORS TRUSTSM

Class IA, Class IB and Class K Shares

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2020

1290 VT Convertible Securities Portfolio+

1290 VT DoubleLine Dynamic Allocation Portfolio+

1290 VT DoubleLine Opportunistic Bond Portfolio+

1290 VT Energy Portfolio+

1290 VT Equity Income Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio+

1290 VT Low Volatility Global Equity Portfolio+

1290 VT Micro Cap Portfolio+

1290 VT Moderate Growth Allocation Portfolio+

1290 VT Multi-Alternative Strategies Portfolio+

1290 VT Natural Resources Portfolio+

1290 VT Real Estate Portfolio+

1290 VT Small Cap Value Portfolio+

1290 VT SmartBeta Equity Portfolio+

1290 VT Socially Responsible Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

ATM International Managed Volatility Portfolio++

ATM Large Cap Managed Volatility Portfolio++

ATM Mid Cap Managed Volatility Portfolio++

ATM Small Cap Managed Volatility Portfolio++

EQ/400 Managed Volatility Portfolio+

EQ/500 Managed Volatility Portfolio+

EQ/2000 Managed Volatility Portfolio+

EQ/AB Dynamic Aggressive Growth Portfolio+

EQ/AB Dynamic Growth Portfolio+

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/Aggressive Growth Strategy Portfolio+

EQ/All Asset Growth Allocation Portfolio*

EQ/American Century Mid Cap Value Portfolio+

EQ/American Century Moderate Growth Allocation Portfolio+

EQ/AXA Investment Managers Moderate Allocation Portfolio+

EQ/Balanced Strategy Portfolio

EQ/BlackRock Basic Value Equity Portfolio

EQ/Capital Group Research Portfolio*

EQ/ClearBridge Large Cap Growth Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio+

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio+

EQ/First Trust Moderate Growth Allocation Portfolio+

EQ/Franklin Balanced Managed Volatility Portfolio

EQ/Franklin Rising Dividends Portfolio+

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Franklin Strategic Income Portfolio+

EQ/Franklin Templeton Allocation Managed Volatility Portfolio+++

EQ/Global Bond PLUS Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio+

EQ/Goldman Sachs Mid Cap Value Portfolio+

EQ/Goldman Sachs Moderate Growth Allocation Portfolio+

EQ/Growth Strategy Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio+

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Real Estate Portfolio+

EQ/Invesco Global Portfolio*

EQ/Invesco International Growth Portfolio+

EQ/Invesco Moderate Allocation Portfolio+

EQ/Invesco Moderate Growth Allocation Portfolio+

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Growth Allocation Portfolio+

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio+

EQ/Legg Mason Growth Allocation Portfolio+

EQ/Legg Mason Moderate Allocation Portfolio+

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio*,+

EQ/MFS Mid Cap Focused Growth Portfolio**,+

EQ/MFS Technology Portfolio+

EQ/MFS Technology II Portfolio**,+,+++

EQ/MFS Utilities Series Portfolio+

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio+

EQ/PIMCO Global Real Return Portfolio+

EQ/PIMCO Real Return Portfolio+

EQ/PIMCO Total Return Portfolio+

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T.Rowe Price Growth Stock Portfolio

EQ/T.Rowe Price Health Sciences Portfolio+

EQ/Templeton Global Equity Managed Volatility Portfolio+++

EQ/UBS Growth and Income Portfolio+++

EQ/Ultra Conservative Strategy Portfolio

EQ/Wellington Energy Portfolio***,+

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Mid Cap Growth Portfolio+++

Multimanager Mid Cap Value Portfolio+++

Multimanager Technology Portfolio

Please see the inside front cover page for the notes that correspond to the symbols that appear next to certain Portfolios’ names.

MASTER

(794576)

The following notes correspond to the symbols that appear next to certain Portfolios’ names on the outside front cover page.

*

Effective May 1, 2020, EQ/Capital Guardian Research Portfolio was renamed EQ/Capital Group Research Portfolio; EQ/MFS International Value Portfolio was renamed EQ/MFS International Intrinsic Value Portfolio; EQ/Oppenheimer Global Portfolio was renamed EQ/Invesco Global Portfolio; and All Asset Growth — Alt 20 Portfolio was renamed EQ/All Asset Growth Allocation Portfolio.

**

Effective November 29, 2019, EQ/Ivy Mid Cap Growth Portfolio was renamed EQ/MFS Mid Cap Focused Growth Portfolio, and EQ/Ivy Science and Technology Portfolio was renamed EQ/Science and Technology Portfolio. Effective January 15, 2020, EQ/Science and Technology Portfolio was renamed EQ/MFS Technology II Portfolio.

***	Effective November 18, 2019, EQ/Ivy Energy Portfolio was renamed EQ/Wellington Energy Portfolio.
+	The Trust offers only Class IB and Class K shares of this Portfolio.
++	The Trust offers only Class K shares of this Portfolio.
+++

Shareholders of the Portfolios have been asked to approve Agreements and Plans of Reorganization and Termination, whereby, effective early to mid-June 2020, the Multimanager Mid Cap Value Portfolio would be merged into the EQ/American Century Mid Cap Value Portfolio; the Multimanager Mid Cap Growth Portfolio would be merged into the EQ/Janus Enterprise Portfolio; the EQ/UBS Growth and Income Portfolio would be merged into the EQ/Capital Group Research Portfolio; the EQ/MFS Technology II Portfolio would be merged into the EQ/MFS Technology Portfolio; the EQ/Templeton Global Equity Managed Volatility Portfolio would be merged into the 1290 VT SmartBeta Equity Portfolio; and the EQ/Franklin Templeton Allocation Managed Volatility Portfolio would be merged into the EQ/Aggressive Growth Strategy Portfolio.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses for the EQ Advisors Trust (“Trust”) dated May 1, 2020, as they may be supplemented from time to time (each a “Prospectus” and together the “Prospectuses”), which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll-free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.

The Trust’s audited financial statements for the year ended December 31, 2019, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders (available without charge, upon request by calling toll-free 1-877-222-2144), filed electronically with the Securities and Exchange Commission (“SEC”) on March 3, 2020 (File No. 811-07953), are incorporated by reference and made a part of this document.

DESCRIPTION OF THE TRUST

EQ Advisors Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 31, 1996 under the name “787 Trust.” The Trust changed its name to “EQ Advisors Trust” effective November 25, 1996. (See “Other Information.”)

AXA Equitable Funds Management Group, LLC (the “Adviser” or “FMG LLC”) serves as the investment adviser for the Trust.

This SAI contains information with respect to shares of the one-hundred and nine (109) portfolios of the Trust listed below (each a “Portfolio” and together the “Portfolios”). Fifty-five (55) of the Portfolios are authorized to issue Class IA, Class IB and Class K shares, fifty (50) of the Portfolios offer only Class IB and Class K shares and four (4) of the Portfolios offer only Class K shares. Each of the Portfolios is diversified except for the 1290 VT Natural Resources Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Technology II Portfolio, EQ/PIMCO Global Real Return Portfolio, and EQ/T. Rowe Price Health Sciences Portfolio, each of which is non-diversified. The Trust’s Board of Trustees (“Board”) is permitted to create additional portfolios or classes. The assets of the Trust received for the issue or sale of shares of each of its Portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio of the Trust are charged with the liabilities and expenses attributable to such Portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its Portfolios or classes.

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Dynamic Allocation Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Energy Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 VT Micro Cap Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity Portfolio

1290 VT Socially Responsible Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/All Asset Growth Allocation Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/AXA Investment Managers Moderate Allocation Portfolio

EQ/Balanced Strategy Portfolio

EQ/BlackRock Basic Value Equity Portfolio

EQ/Capital Group Research Portfolio

EQ/ClearBridge Large Cap Growth Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio

EQ/First Trust Moderate Growth Allocation Portfolio

EQ/Franklin Balanced Managed Volatility Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Franklin Strategic Income Portfolio

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

EQ/Global Bond PLUS Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

EQ/Growth Strategy Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Real Estate Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco International Growth Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Growth Allocation Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/Legg Mason Growth Allocation Portfolio

EQ/Legg Mason Moderate Allocation Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Technology II Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T.Rowe Price Growth Stock Portfolio

EQ/T.Rowe Price Health Sciences Portfolio

EQ/Templeton Global Equity Managed Volatility Portfolio

EQ/UBS Growth and Income Portfolio

EQ/Ultra Conservative Strategy Portfolio

EQ/Wellington Energy Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Technology Portfolio

Class K shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IA and Class IB shares are offered at net asset value and are subject to fees imposed under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plans”). Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class bears its “Class Expenses”; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Board under the Trust’s multiple-class plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor, as defined later in this SAI, for the Class IA and Class IB shares pursuant to the Rule 12b-1 Distribution Plans.

The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, “Contracts”) issued or to be issued by AXA Equitable or other affiliated or unaffiliated insurance companies and, to the extent permitted by applicable law, to tax-qualified retirement plans (“Retirement Plans”), other series of the Trust and series of EQ Premier VIP Trust, a separate registered investment company managed by the Adviser that currently sells its shares to such accounts and plans. Shares of each Portfolio also may be sold to any other person who may hold such shares and not preclude a separate account that invests in the Portfolio from using a certain “look-through” rule set forth in the Internal Revenue Code of 1986, as amended (“Code”), and the regulations thereunder (described in the section of this SAI entitled “Taxation”). Class K shares of the Portfolios are sold only to other Portfolios of the Trust, portfolios of EQ Premier VIP Trust, and certain group annuity and Retirement Plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or the 401(k) plan sponsored by AXA Equitable (the “Equitable Plan”) or other Retirement Plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or the Equitable Plan or other Retirement Plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other Retirement Plan might withdraw its investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Board will monitor the Portfolios for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and other Retirement Plans and will take whatever remedial action may be necessary.

Each Portfolio (except for the 1290 VT Natural Resources Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Technology II Portfolio, EQ/PIMCO Global Real Return Portfolio, and EQ/T. Rowe Price Health Sciences Portfolio) is classified as a “diversified” portfolio under the 1940 Act. Currently under the 1940 Act, a diversified portfolio may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the portfolio’s total assets would be invested in the securities of any one issuer or the portfolio would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified portfolio may invest more than 5% of its total assets in the securities of one issuer. Repurchase agreements will not be considered to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company. The 1940 Act provides that a portfolio may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the portfolio.

The EQ/Large Cap Growth Index Portfolio may become “non-diversified,” as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the Portfolio is designed to track. The Portfolio will continue to track its benchmark index even if it becomes non-diversified as a result, and the Portfolio will not seek shareholder approval to change its classification from diversified to non-diversified under such circumstances.

Money market funds (including the EQ/Money Market Portfolio) are subject to the requirements of Rule 2a-7 under the 1940 Act, including issuer diversification requirements. These requirements are complex, but generally, immediately after the acquisition of any security, a money market fund other than a single state fund must not have invested more than (1) 5% of its total assets in securities issued by the issuer of the security and (2) 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand feature or guarantee (a tax exempt fund need only comply with this 10% requirement with respect to 85% of its assets). The requirements outlined above are subject to a number of qualifications and exceptions.

TRUST INVESTMENT POLICIES

Fundamental Restrictions

Each Portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of such Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio.

Set forth below are each of the fundamental restrictions adopted by each of the Portfolios.

Each Portfolio will not:

(1)

issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(2)

borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(3)

engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(4)

concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief; except that

a.	the 1290 VT Energy Portfolio will concentrate its investments in companies engaged in activities in the energy group of industries.

b.	the 1290 VT Natural Resources Portfolio will concentrate its investments in the natural resources group of industries.

c.	the 1290 VT Real Estate Portfolio will concentrate its investments in the real estate group of industries.

d.	the EQ/Invesco Global Real Estate Portfolio will concentrate its investments in the securities of domestic and foreign real estate and real estate-related companies.

e.	the EQ/MFS Technology Portfolio will concentrate its investments in the securities of issuers in the industries in the technology sector as defined in the Portfolio’s prospectus.

f.	the EQ/MFS Technology II Portfolio will concentrate its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology.

g.	the EQ/MFS Utilities Series Portfolio will concentrate its investments in the utilities industry as defined in the Portfolio’s prospectus.

h.	the EQ/T. Rowe Price Health Sciences Portfolio will concentrate its investments in the health sciences industry as defined in the Portfolio’s prospectus.

i.	the EQ/Wellington Energy Portfolio will concentrate its investments in the energy industry.

j.

the Multimanager Technology Portfolio will concentrate its investments in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries).

(5)

purchase or sell real estate, except that the Portfolio may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Portfolio may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.

(6)

purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.

(7)

make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Notations Regarding the Portfolios’ Fundamental Restrictions

Each Portfolio’s fundamental restrictions are written and will be interpreted broadly. From time to time, the Securities and Exchange Commission (“SEC”) and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, each Portfolio’s fundamental restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of a Portfolio’s fundamental restrictions could change in the future.

The following notations are not considered to be part of a Portfolio’s fundamental restrictions and are subject to change without shareholder approval.

Senior Securities and Borrowing (notations regarding the fundamental restrictions set forth in (1) and (2) above)

“Senior securities” generally are obligations that have a priority over a portfolio’s shares with respect to the distribution of portfolio assets or the payment of dividends. Borrowings are viewed as involving the creation of a senior security. Under the 1940 Act, an open-end fund currently may not issue senior securities, except that a portfolio is permitted to borrow money in an amount not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, and except that a portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes, such as clearance of portfolio transactions and share redemptions. Any Portfolio borrowings that come to exceed these amounts will be reduced in accordance with applicable law. SEC staff guidance and interpretations, however, permit a portfolio, provided certain conditions are met, to engage in a number of types of transactions that might otherwise be considered to create senior securities. For purposes of each Portfolio’s fundamental restrictions, provided such conditions are met, short sale transactions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of other financial contracts or derivative instruments such as swaps, options, futures, forward and spot currency contracts and collateral and segregation arrangements with respect thereto, and deposits of margin will not be deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Underwriting (notations regarding the fundamental restriction set forth in (3) above)

A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an “underwriter” under certain federal securities laws. Although it is not believed that the application of the federal securities laws so described would cause the Portfolios to be engaged in the business of underwriting, the fundamental restriction will be interpreted not to prevent the Portfolios from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a Portfolio may be considered to be within the technical definition of an underwriter under the federal securities laws or is otherwise engaged in the underwriting business to the extent permitted under applicable law.

Concentration (notations with respect to the fundamental restriction set forth in (4) above)

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a portfolio’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries constitutes concentration. The fundamental restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or obligations the interest on which is excludable from gross income for federal income tax purposes issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing. Private activity municipal securities are not included within the exclusion for political subdivisions. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Portfolios’ shareholder reports. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. Each Portfolio may invest in securities of other investment companies or investment vehicles that may concentrate their assets in one or more industries. Each Portfolio may consider the concentration of such investment companies and investment vehicles in determining compliance with the fundamental restriction. In addition, each of the 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT Socially Responsible Portfolio, EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Small Company Index Portfolio and EQ/Core Bond Index Portfolio seeks to achieve a total return before expenses that approximates the total return performance of a particular index and will generally be concentrated in an industry or group of industries to the extent the index concentrates in a particular industry or group of industries.

Commodities (notations with respect to the fundamental restriction set forth in (6) above)

The 1940 Act generally does not prohibit a portfolio from investing in commodities or commodity-related instruments. A portfolio is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. Each Portfolio may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments. Each Portfolio may, consistent with the fundamental restriction, transact in securities of exchange-traded funds (“ETFs”) or similar instruments that provide exposure to physical commodities. A Portfolio will not qualify as a “regulated investment company” under Section 851(a) of the Code (a “RIC”) in any taxable year, however, for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, a Portfolio may need to limit its purchases of commodity-related investments that generate non-qualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it would not otherwise do so. A Portfolio would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC.

Loans (notations with respect to the fundamental restriction set forth in (7) above)

The fundamental restriction allows each Portfolio to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. For purposes of the fundamental restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan. In addition, the fundamental restriction would allow each Portfolio to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow each Portfolio to temporarily lend cash to another portfolio, subject to certain conditions of the exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing portfolio to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending portfolio to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. While the Portfolios have not applied for interfund lending relief, they may do so in the future.

Non-Fundamental Restrictions

The following investment restrictions generally apply to each Portfolio (unless otherwise indicated) but are not fundamental. They may be changed for any Portfolio by the Board and without a vote of that Portfolio’s shareholders.

A Portfolio will not purchase any security if, as a result, more than 15% of its net assets (5% for the EQ/Money Market Portfolio) would be invested in illiquid securities as such term is defined by Rule 22e-4 of the 1940 Act. If, through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 15% of its net assets (5% for the EQ/Money Market Portfolio) were invested in illiquid securities, the Portfolio, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation within a reasonable period of time.

Each Portfolio, except the 1290 VT DoubleLine Opportunistic Bond Portfolio and Multimanager Core Bond Portfolio, will not invest more than 15% of its net assets in collateralized debt obligations or non-agency collateralized mortgage obligations. Each of the 1290 VT DoubleLine Opportunistic Bond Portfolio and Multimanager Core Bond Portfolio may invest in such instruments as a principal strategy, including in an amount greater than 15% of its net assets.

If shares of a Portfolio are purchased by another portfolio in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Portfolio are held by such portfolio, the Portfolio will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

A Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

In addition, the following non-fundamental restriction applies to the EQ/Money Market Portfolio: The EQ/Money Market Portfolio will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities; (ii) repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and (iii) cash.

The 1290 VT Convertible Securities Portfolio, 1290 VT DoubleLine Opportunistic Bond Portfolio, 1290 VT Energy Portfolio, 1290 VT Equity Income Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Low Volatility Global Equity Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Short Duration Government Bond Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/ClearBridge Large Cap Growth Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Equity 500 Index Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/International Equity Index Portfolio, EQ/Invesco Comstock Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Growth Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Technology II Portfolio, EQ/MFS Utilities Series Portfolio, EQ/Mid Cap Index Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/Wellington Energy Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio and Multimanager Technology Portfolio each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment, as more fully set forth in the Prospectuses. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio to the extent required by SEC rules.

Certain of the Portfolios have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Portfolios’ Prospectuses). Pursuant to the discretion of FMG LLC and a Portfolio’s sub-adviser(s), if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. These conditions may impact the markets or economy broadly or may be more focused in impacting particular industries, groups or parties, including impacting the Trust alone. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

INVESTMENT STRATEGIES AND RISKS

In addition to a Portfolio’s principal investment strategies and principal risks discussed in its Prospectus, a Portfolio may engage in other types of investment strategies and may be subject to additional risks as further described below. Because the following is a combined description of investment strategies and risks for all the Portfolios, certain strategies or risks described below may not apply to particular Portfolios. A Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law, by the Portfolio’s own investment policies and restrictions listed in the Prospectus, or under the “Fundamental Restrictions” in this SAI. However, no Portfolio is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Portfolio. Unless otherwise stated herein, all investment policies of the Portfolios may be changed by the Board without shareholder approval or notice. In addition, each Portfolio may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders. A Portfolio that operates under a “fund of funds” structure, as described below, may have exposure to these investment strategies, instruments or practices, and their associated risks, either directly or indirectly through an underlying investment. Please refer to each Portfolio’s prospectus and investment restrictions for the policies and strategies pertinent to a particular Portfolio.

The EQ/All Asset Growth Allocation Portfolio operates under a “fund of funds” structure under which the Portfolio invests substantially all of its assets in securities of other investment companies managed by the Adviser (“Underlying Portfolios”) and exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”). EQ/Franklin Templeton Allocation Managed Volatility Portfolio and each Strategic Allocation Portfolio operates under a “fund of funds” structure under which the Portfolio invests substantially all of its assets in Underlying Portfolios. Each of 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio, 1290 VT Moderate Growth Allocation Portfolio, 1290 VT Multi-Alternative Strategies Portfolio and EQ/First Trust Moderate Growth Allocation Portfolio operates under a “fund of funds” structure under which the Portfolio invests substantially all of its assets in Underlying ETFs. Each of these Portfolios may also invest in other instruments as set forth in its Prospectus and as permitted by applicable law. In addition to bearing directly the fees and expenses associated with a Portfolio, an investor in one of these Portfolios will bear indirectly the fees and expenses of the Underlying Portfolios and/or Underlying ETFs in which the Portfolio invests. In addition, the performance of each of these Portfolios is directly related to the ability of the Underlying Portfolios and/or Underlying ETFs to meet their respective investment objectives, as well as the Adviser’s allocation among the Underlying Portfolios and/or Underlying ETFs. Accordingly, the investment performance of each of these Portfolios will be influenced by the investment strategies of, and the risks and fees associated with, the Underlying Portfolios and/or Underlying ETFs in direct proportion to the amount of assets the Portfolio allocates to the Underlying Portfolios and/or Underlying ETFs utilizing such strategies. A summary of the investment objectives, strategies and risks of certain of the Underlying Portfolios and/or Underlying ETFs in which these Portfolios may invest is included in the relevant Prospectuses for the Trust dated May 1, 2020. A description of typical investment strategies or instruments that may apply to the Underlying Portfolios and/or Underlying ETFs is included in the section below. In this section, the term “a Portfolio” or “Portfolios” may include a Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above. The relevant Prospectuses and this SAI for the Trust (1940 Act File No. 811-07953) contain additional information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of 1290 Funds, please see the prospectus and statement of additional information of 1290 Funds (1940 Act File No. 811-22959) dated March 1, 2020, as may be supplemented from time to time. For additional information about the Underlying ETFs, please see their respective prospectuses and statements of additional information, which are required to be filed electronically with the SEC and may be obtained from its website (www.sec.gov) and, in many cases, are available from the respective websites associated with the Underlying ETFs.

Asset-Backed Securities.    Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities can also be collateralized by a single asset (e.g., a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Portfolio purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Portfolio.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Sub-Advisers will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bonds.    Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. In addition, significant securities market disruptions related to outbreaks of the corona virus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns.

Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. If interest rates move sharply in a manner not anticipated by a Portfolio’s management, the Portfolio’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Duration is a measure of a bond’s price sensitivity to a change in its yield. The change in the value of a fixed income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has a 5-year duration and its yield rises 1%, the bond’s value is likely to fall about 5%. Similarly, if a bond portfolio has a 5-year average duration and the yield on each of the bonds held by the portfolio rises 1%, the portfolio’s value is likely to fall about 5%. For portfolios with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer.

Collateralized Debt Obligations.    Collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CBOs, CLOs and other CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.

For CBOs, CLOs and other CDOs, the cash flows from the trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust, CLO trust or trust of another CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO can be significant and depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws.

As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities; but, an active dealer market may exist for CDOs allowing them to qualify as Rule 144A (under the Securities Act of 1933, as amended (“1933 Act”)) transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default or be downgraded if rated by a rating agency; (iii) the Portfolios may invest in tranches of CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved by a Portfolio could be significantly different from return predicted by financial models; and (vi) the lack of a readily available secondary market for CDOs.

Convertible Securities.    Certain of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible fixed income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by interest rate changes, with investment values declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Investments by certain of the Portfolios in convertible debt securities are not subject to any ratings restrictions, although each Sub-Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Portfolio should invest and/or continue to hold the securities.

Contingent Convertible Securities.    Contingent convertible securities (“CoCos”) have equity and debt characteristics. A CoCo is typically issued by a non-U.S. bank and, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.

With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting a Portfolio to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

CoCos are subject to the credit, interest rate, high yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that a Portfolio may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that a Portfolio will receive return of principal on CoCos.

Credit and Liquidity Enhancements.    Certain of the Portfolios may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a Portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a Portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a Portfolio to use them when the Portfolio wishes to do so.

Cybersecurity Issues.    With the increased use of technologies such as the Internet to conduct business, each Portfolio is susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a Portfolio’s Adviser, Sub-Adviser(s), third-party service providers or counterparties. The Portfolios attempt to mitigate such risks; however, it is not possible to identify all of the risks that may affect a Portfolio.

In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by a Portfolio’s Adviser, Sub-Adviser(s) and other service providers (including, but not limited to, Portfolio accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Portfolios invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. While the Portfolios have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. There is also a risk that cyber attacks are not detected. Furthermore, the Portfolios cannot control the cybersecurity plans and systems put in place by service providers to the Portfolios and issuers in which the Portfolios invest. In certain situations, a Portfolio, the Adviser, a Sub-Adviser, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Portfolio from fully implementing its cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. The Portfolios and their shareholders could be negatively impacted as a result.

Depositary Receipts.    Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution that evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts may be less liquid or may trade at a lower price than the securities of the underlying issuer. For purposes of a Portfolio’s investment policies, the Portfolio’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    A Portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A Portfolio may use derivatives for hedging and efficient portfolio management purposes. Derivative Instruments may allow a Portfolio’s portfolio managers to better manage exposures to certain asset classes, as well as more efficiently gain access to asset classes as they seek to implement a Portfolio’s investment strategy or achieve its investment objective. Consistent with a Portfolio’s investment objectives, policies and procedures, a Portfolio may, for example, purchase and sell structured notes and hybrid securities, purchase and write call and put options on securities (including straddles), securities indexes and currencies, complex ETFs, collateralized debt obligations, and enter into futures contracts and use options on futures contracts (including straddles). A Portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a Portfolio’s use of these instruments will place at risk a smaller portion of its assets. Further information about these instruments and the risks involved in their use is included under the description of each of these instruments below.

A Portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio manager is incorrect in his or her judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, a Portfolio may have lower net income and a net loss on the investment. Losses on certain instruments are potentially unlimited.

For purposes of its investment policies and restrictions, a Portfolio may value Derivative Instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying its investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in 2010, initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; rules for derivatives clearing and trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Although many of the implementing regulations mandated by the Dodd-Frank Act have been finalized, the various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act.

The statutory provisions of the Dodd-Frank Act significantly changed in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act.

Certain swaps have been and other swaps may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing clearing mandates for all standardized swaps. The banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The CFTC also has provided regulatory relief so that the minimum transfer amount for margin postings can be measured at the account level rather than the entity level, which may be useful if the Portfolios employ multiple account managers to trade their portfolios.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”). In late 2019, the SEC proposed a new rule governing funds’ use of derivatives requiring, among other things, that a portfolio entering into derivatives transactions, comply with an absolute or relative value-at-risk limitation and implement a derivatives risk management program, unless the portfolio’s derivatives usage is maintained at limited levels. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict a Portfolios’ ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements).

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Portfolios, have been excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. To qualify for an exclusion under CFTC Regulation 4.5, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Portfolio must satisfy a marketing test, which requires, among other things, that a Portfolio not hold itself out as a vehicle for trading commodity interests.

The Adviser is registered with the SEC as an investment adviser under the 1940 Act. The Adviser also is registered with the CFTC as a CPO under the Commodity Exchange Act, as amended. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. The Adviser serves as CPO for certain of the Portfolios and claims an exclusion (under CFTC Regulation 4.5) from the definition of a CPO with respect to others as described in the Prospectuses. With respect to those Portfolios for which the Adviser claims an exclusion, it intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to each Portfolio. Complying with the trading limitations may restrict the Adviser’s ability to use Derivative Instruments as part of these Portfolios’ investment strategies. Although the Adviser expects to be able to execute each of these Portfolio’s investment strategies within the limitations, a Portfolio’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain Derivative Instruments, may make the use of Derivative Instruments by the Portfolios more costly, and may otherwise adversely impact the performance and value of Derivative Instruments.

Equity Securities.    Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stocks also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential of an investment in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The value of an equity security may also be affected by changes in financial markets that are relatively unrelated to the issuing company or its industry, such as changes in interest rates or currency exchange rates. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    Eurodollar bank obligations are U.S. dollar- denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks, including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in event-linked bonds that meet the credit quality requirements for the Portfolio.

Floaters and Inverse Floaters.    Floaters and inverse floaters are securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, but a Portfolio will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, certain of the Portfolios may invest in inverse floating rate obligations which are securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”) or an alternative reference rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    Certain of the Portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities and by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Certain Portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Portfolio’s Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Sub-Advisers to the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Portfolios will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. For example, a Portfolio may use foreign currency options and forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another. However, a Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, a Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts in which a Portfolio may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Portfolio enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Portfolio may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency. Although foreign exchange forwards settled on a physical basis are generally not classified as swaps, these transactions must be reported to a swap data repository under the Dodd-Frank Act. In addition, swap dealers must observe business conduct standards under the Dodd-Frank Act for such transactions, and all foreign exchange forward contracts are subject to the prohibitions on fraud and manipulation under the Dodd-Frank Act.

Forward contracts in which a Portfolio may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs are classified as swaps and regulated as such under the Dodd-Frank Act. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, currently some NDFs are centrally cleared and are exchange-traded on swap execution facilities and designated contract markets. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see “Swaps.”

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    Certain of the Portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Those Portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered “covered” if, so long as the Portfolio is obligated as the writer of the put, it segregates, either on the records of the Adviser, the applicable Sub-Adviser or with the Portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered “covered” only if the Portfolio segregates, either on the records of the Adviser, the applicable Sub-Adviser or with the Portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over-the-Counter Options on Foreign Currency Transactions.    Certain of the Portfolios may engage in OTC options on foreign currency transactions. The Sub-Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. OTC options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. Certain of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Sub-Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by federal income tax considerations (see the section of this SAI entitled “Taxation”).

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Except for the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Total Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/Quality Bond PLUS Portfolio, the 1290 VT Real Estate Portfolio and the Multimanager Core Bond Portfolio, a Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio (except for the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Total Return Portfolio, EQ/PIMCO Real Return Portfolio, the EQ/Quality Bond PLUS Portfolio, the 1290 VT Real Estate Portfolio and the Multimanager Core Bond Portfolio) will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. However, options on foreign currency traded on a national securities exchange are not classified as swaps and are regulated by the SEC. For information concerning the risks associated with swaps please see “Swaps.”

Foreign Securities.    Certain of the Portfolios may invest in foreign securities or engage in certain types of transactions related to foreign securities, such as Depositary Receipts, Eurodollar and Yankee dollar obligations, and foreign currency transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this SAI.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.

The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, a Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and less well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession. Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways.

Emerging Market Securities.    Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries are grappling with severe inflation or recession, high levels of national debt, fluctuations in currency exchange rates and government instability. Investments in countries that have begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.

Certain emerging market countries may experience (i) less developed securities markets with low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for emerging market securities; (ii) less organized settlement systems for trading securities, resulting in delayed settlements of trades and reduced liquidity for emerging market securities; (iii) uncertain national policies, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (v) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (vi) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Many of these countries are also sensitive to world commodity prices. Emerging market economies may develop unevenly or may never fully develop.

The assessment of investment opportunities in certain emerging market securities markets may be more difficult in light of limitations on available information and different accounting, auditing and financial reporting standards. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms have not yet established a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes politic al or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and currencies. Additionally, Russia may attempt to assert its influence in the region through economic or even military measures. The United States and the European Union (the “EU”) have imposed economic sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, either by issuer, sector, or the Russian markets as a whole, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. In such circumstances, a Portfolio may be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of Portfolio assets could result in a Portfolio receiving substantially lower prices for its securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. As a result, a Portfolio’s performance may be adversely affected.

Some Eastern Europe countries may have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition that does not recognize rights in private property. Credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital, especially their continued dependence on the Western European zone for credit and trade, which may have a negative effect on a Portfolio’s investments in the region.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose additional risk, particularly to foreign investors.

Because of the relatively recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a Portfolio could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Portfolio suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Portfolio to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Russia continues to face significant economic challenges, including weak levels of investment and a sluggish recovery in external demand, that has been exacerbated following the 2008 global financial crisis. Over the long term, Russia faces challenges including a shrinking workforce, a high level of corruption, and difficulty in accessing capital for smaller, non-energy companies and poor infrastructure in need of large investments.

European Securities.    The EU’s Economic and Monetary Union (“EMU”), which is comprised of EU members that have adopted the euro currency, requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

The European financial markets continue to experience volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Responses to financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have unintended consequences. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by an EU country of its sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which may not produce the desired results and could increase political or social instability. Some European countries continue to suffer from high unemployment rates.

On January 31, 2020, the United Kingdom (“UK”) left the EU (commonly referred to as “Brexit”). There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. During a transition period due to last until December 31, 2020, the UK will still have access to the EU single market and be subject to EU legislation, although it will no longer be able to shape new EU laws. The transition period can be extended once, but the decision to do so must be made before July 1, 2020. If no agreement is reached by the end of the transition period, the UK will trade with the EU under World Trade Organization rules. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. As a result of the political divisions within the UK and between the UK and the EU, and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly adversely impacted, which may result in increased volatility and illiquidity and potentially lower economic growth in markets in the UK, Europe and globally. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known.

Additional EU members could decide to abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.

Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Portfolio.

Latin America

Inflation.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.     Certain Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Portfolio invests and, therefore, the value of Portfolio shares.

Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may affect negatively the country or the reputation of companies domiciled in a certain country. For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, the implications of the recently negotiated United States-Mexico-Canada Agreement, the successor to NAFTA, are yet to be determined. This uncertainty may have an adverse impact on Mexico’s economic outlook and the value of a Portfolio’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation.

Dependence on Exports and Economic Risk.    Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The 2008 global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of mild recovery, such recovery, if sustained, may remain gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.

Sovereign Debt.    A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a Portfolio’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The region is still experiencing the effects of the 2008 global financial crisis, which significantly lowered the region’s exports and foreign investments. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. Although the economies of many countries in the region are showing signs of recovery from the crisis, such recovery, if sustained, may be gradual. Furthermore, any such recovery may be limited or hindered by the reduced demand for exports and lack of available capital for investment resulting from the European crisis and weakened global economy. The economies of certain Asian countries depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India are especially large debtors to commercial banks and foreign governments.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio’s assets denominated in those currencies. Certain developing economies in the Asia Pacific region are characterized by frequent currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Asia Pacific region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Portfolio’s investments.

Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Chinese Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a Portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States, despite the United States’ signing a partial trade agreement with China. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a Portfolio.

Although China adopted a plan in 2019 designed to encourage foreign investment in Chinese financial systems, China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. As demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the Chinese government’s response to the protests, there continues to be a great deal of political unrest, which may result in economic disruption.

China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

China A-Shares.    China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Each license permits investment in A-shares only up to a specified quota.

Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A portfolio cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a portfolio invests in A-Shares directly, a portfolio may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a portfolio, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a portfolio’s intended scope of investment.

The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion. Although the relevant QFII/RQFII regulations have recently been revised to relax the limitation on repatriation of capital, it is a very new development and therefore subject to uncertainties as to whether and how it will be implemented in practice.

Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program, though such securities may lose their eligibility at any time. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain portfolios may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a portfolio’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a portfolio will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a portfolio from investing in A-shares on a timely basis, which could affect a portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a portfolio. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. In addition, there is no assurance that the necessary systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Forward Commitments, When-Issued and Delayed Delivery Securities.    Certain of the Portfolios may invest in forward commitments, including “TBA” (to be announced), when-issued and delayed delivery securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received. A Portfolio is required, however, to designate the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. The availability of liquid assets for this purpose and the effect of asset segregation on a Portfolio’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the Portfolio may purchase forward commitments, when-issued and delayed delivery securities. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Portfolio’s other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Portfolio or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although a Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction. In general, a Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

A Portfolio may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust the Portfolio’s overall exposure, and to enhance the Portfolio’s return. Purchases made in an effort to enhance a Portfolio’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio’s payment obligation).

Hybrid Instruments.    Certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. A Portfolio that invests in hybrid instruments is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a Portfolio’s share price and income level.

Various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States; the SEC, which regulates the offer and sale of securities by and to persons in the United States; or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    The inability of a Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a Portfolio’s ability to raise cash for redemptions or other purposes. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities generally are considered illiquid unless the

Adviser or Sub-Adviser determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Portfolio may be subject to legal restrictions, which could be costly to the Portfolio.

A Portfolio may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.

Rule 144A is designed to facilitate trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Portfolio’s illiquidity. A Portfolio might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities, loans and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

To the extent that a Portfolio acquires shares of an Underlying Portfolio in accordance with Section 12(d)(1)(F) of the 1940 Act, the Underlying Portfolio is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period less than 30 days. Shares held by a Portfolio in excess of 1% of an Underlying Portfolio’s outstanding securities therefore may, under certain circumstances, be considered not readily marketable securities, which, together with other such securities, are subject to the Portfolios’ restrictions on investments in illiquid securities.

Inflation-Indexed Securities.    Certain Portfolios may invest in inflation-indexed securities issued by the U.S. Treasury and others. Inflation-indexed securities are debt securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics (see “U.S. Government Securities” below). Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.

In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.

In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a Portfolio holds an inflation-indexed security, the Portfolio may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a Portfolio generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, each Portfolio that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirement.

Insured Bank Obligations.    The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Adviser determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    Certain of the Portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the total outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the total outstanding voting shares of any registered closed-end investment company. Certain exceptions to these limitations are provided by the 1940 Act and the rules, regulations, and exemptive orders thereunder. The EQ/All Asset Growth Allocation Portfolio, EQ/Franklin Templeton Allocation Managed Volatility Portfolio, 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio and the Strategic Allocation Portfolios invest substantially all of their assets in the securities of other investment companies in reliance on exemptions under the 1940 Act that allow the Portfolios to invest in other investment companies in excess of the limits described above. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of a Portfolio’s investment. Further, the securities of other investment companies may be leveraged. As a result, a Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose a Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities will be diminished.

Passive Foreign Investment Companies.    Certain Portfolios may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly (through the Portfolio) bear similar expenses of such investment funds. PFICs in which a Portfolio may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain adverse federal income tax consequences (see the section of this SAI entitled “Taxation”).

Exchange-Traded Funds (“ETFs”).    Certain of the Portfolios may invest in ETFs and other pooled investment vehicles. These are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange and that hold a portfolio of securities or other financial instruments. An index-based ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. A Portfolio could purchase an index-based ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits on investments in other investment companies described above, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio and 1290 VT Multi-Alternative Strategies Portfolio invest substantially all of their assets in ETFs. The risks of owning an index-based ETF generally reflect the risks of owning the underlying securities it is designed to track although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an index-based ETF may fail to closely track the index, if any, that it is designed to replicate. ETFs may also be actively managed. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETFs manager’s expectations regarding particular securities or markets are not met. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Investment Grade Securities.    Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s Global Ratings (“S&P”), or BBB or higher by Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or the Sub-Adviser to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by the Adviser or the Sub-Adviser) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the Adviser or the Sub-Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of a Portfolio.

Non-Investment Grade Securities or “Junk Bonds.”    Non-investment grade securities are securities rated Ba or lower by Moody’s or BB or lower by S&P or Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or a Sub-Adviser to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.

Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a Portfolio’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the Portfolio’s investment objective will be more dependent on the Adviser’s or Sub-Adviser’s analysis than would be the case if the Portfolio were investing in higher rated securities.

Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a Portfolio’s investment in such securities. If a Portfolio experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio’s expenses can be spread and possibly reducing the Portfolio’s rate of return.

In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a Portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for the Adviser or Sub-Adviser to value accurately certain portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust’s Board. It is the policy of the Adviser and each Portfolio’s Sub-Adviser(s) not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with their own independent and ongoing review of credit quality.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, the Tax Cuts and Jobs Act includes a provision limiting the deductibility of “business interest” expense, and from time to time, Congress has considered legislation to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a Portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the Adviser or applicable Sub-Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Commodity-Linked Notes.    Commodity-linked notes are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are linked to the return of an index that is representative of the commodities market or a segment thereof. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. As such, commodity-linked notes are also subject to counterparty risk. Commodity-linked notes may be leveraged. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make them more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. Investments therein can also have adverse federal income tax consequences.

Exchange-Traded Notes (ETNs).    ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indices, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. A Portfolio’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a Portfolio must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk. Investments in ETNs may also have adverse federal income tax consequences. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Portfolio characterizes and treats ETNs and the net income and net realized gains therefrom for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing of recognition and character of net income and net realized gains from ETNs.

LIBOR Rate Risk.    Many debt securities, Derivative Instruments and other financial instruments, including some of the Portfolios’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is ongoing, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loans, Loan Participations, Assignments, and Other Direct Debt Instruments.    Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as corporations and governments. Corporate and sovereign loans typically are structured and negotiated by a group of financial institutions and other investors that provide capital to the borrowers. In return, the borrowers pay interest and repay the loan’s principal. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans and other direct debt instruments may pay fixed rates of interest or may pay floating interest rates that are reset periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate (LIBOR) plus a premium, a particular bank’s prime rate, the 90-day Treasury Department Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. Corporate loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Unlike corporate loans, which are often secured, sovereign loans are typically unsecured. A Portfolio may invest in secured and unsecured loans.
A Portfolio may acquire a loan (1) directly at the time of the loan’s closing, (2) through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (2) through an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement.

Participation Interests.    In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. A Portfolio’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, a Portfolio will usually have a contractual relationship only with the selling institution and not the underlying borrower. A Portfolio normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Portfolio; thus, a Portfolio will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, a Portfolio would not likely have any rights against the borrower directly. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In addition, a Portfolio generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, a Portfolio might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, a Portfolio may be subject to delays, expenses and risks that are greater than those that exist when the Portfolio is an original lender or assignee.

Assignments.    When a Portfolio purchases a loan by assignment, the Portfolio typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, a Portfolio typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Creditworthiness.    A Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with loans will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). In evaluating the creditworthiness of borrowers, the Adviser or Sub-Adviser may consider, and may rely in part, on analyses performed by others. Because loan interests may not be rated by independent rating agencies, the decision to invest in a particular loan may depend heavily on the credit analysis of the borrower by the Adviser, Sub-Adviser or the original lending institution. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser or Sub-Adviser will rely on its own credit analysis of the borrower and not solely on a lending institution’s credit analysis of the borrower. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, a Portfolio assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, a Portfolio might incur costs and delays in realizing payment and suffer a loss of principal or interest. If a participating lender becomes insolvent, a Portfolio may be treated as a general creditor of that lender. As a general creditor, a Portfolio may not benefit from a right of set off that the lender has against the borrower. A Portfolio acquiring a participation interest will evaluate the creditworthiness of the participating lender or other intermediary participant selling the participation interest.

Agents.    Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, a Portfolio normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, a Portfolio might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. A Portfolio may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Collateral.    Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the collateral from a secured loan in which a Portfolio invests can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, a Portfolio will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that a Portfolio will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, a Portfolio potentially might be held liable as a co-lender. In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the lending agent. Some loans are unsecured. If the borrower defaults on an unsecured loan, a Portfolio will be a general creditor and will not have rights to any specific assets of the borrower.

Liquidity.    Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, and there may not be an active trading market for some loans. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The lack of a liquid secondary market may have an adverse impact on a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of Portfolio shares, to meet the Portfolio’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, transactions in loan investments may take a significant amount of time to settle (i.e., more than seven days and up to several weeks or longer). Accordingly, the proceeds from the sale of a loan investment may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. To the extent that the Adviser or Sub-Adviser determines that any such investments are illiquid, they will be subject to the Portfolios’ restrictions on investments in illiquid securities.

Prepayment Risk.    The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. Due to prepayment, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Portfolio derives interest income will be reduced. The effect of prepayments on a Portfolio’s performance may be mitigated by the receipt of prepayment fees, and the Portfolio’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

Borrower Covenants.    Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants that dictate certain minimum and maximum financial performance levels. Covenants that require the borrower to maintain certain financial metrics during the life of the loan (such as maintaining certain levels of cash flow and limiting leverage) are known as “maintenance covenants.” These covenants are included to permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached, allowing the lender to renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses. “Covenant lite” loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Portfolio’s ability to reprice credit risk associated with the borrower and reduce a Portfolio’s ability to restructure a problematic loan and mitigate potential loss. A Portfolio may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans with the usual covenants. As a result, a Portfolio’s exposure to losses on covenant lite loans may be increased, especially during a downturn in the credit cycle.

Available Information.    Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans and certain other forms of direct indebtedness may not be considered “securities” under the federal securities laws, and therefore purchasers of such instruments (such as a Portfolio) may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser’s or Sub-Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio

Fees and Expenses.    A Portfolio may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling loans. The fee component may include any, or a combination of, the following elements: assignment fees, arrangement fees, nonuse fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing. In addition, a Portfolio may incur expenses associated with researching and analyzing potential loan investments, including legal fees.

Leveraged Buy-Out Transactions.    Loans purchased by a Portfolio may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Obligations to Make Future Advances.    Certain of the loans and other direct indebtedness acquired by a Portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Master Limited Partnerships.    Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP. Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Mortgage-Backed or Mortgage-Related Securities.    Mortgage-related securities (i.e., mortgage-backed securities) (“MBS”) represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private MBS may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac also securitize reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time they are securitized. For example, in Fannie Mae’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in a mortgage backed securities trust guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to the length of time the loan has been performing, the type of loan (single family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations into the future. In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entity guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by GSEs or special purpose entities), and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.

There remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the GSEs is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Under the direction of the FHFA, Fannie Mae and Freddie Mac entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (UMBS) (the Single Security Initiative). Under the Single Security Initiative, Fannie Mae and Freddie Mac started issuing UMBS in June 2019. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or a Freddie Mac CMO or held for investment. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Unlike MBS issued or guaranteed by the U.S. Government or one of the GSEs, MBS issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private MBS may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The value of MBS may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, statutory and/or regulatory tax and/or other changes may adversely affect the mortgage securities market as a whole. Privately issued MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. MBS have yield and maturity characteristics corresponding to the underlying assets. Certain MBS may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain MBS include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

MBS are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable MBS. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the MBS in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension could increase the inherent volatility of a Portfolio. This is known as extension risk. If the life of a MBS is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in MBS notwithstanding any direct or indirect governmental or agency guarantee.

MBS are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the MBS in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped MBS that represent a participation in, or are secured by, mortgage loans. Some MBS, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

Stripped MBS are created when a U.S. Government agency or a financial institution separates the interest and principal components of a MBS and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped MBS are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying MBS, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped MBS may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped MBS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped MBS. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped MBS may be more volatile and less liquid than that for other MBS, potentially limiting the Portfolios’ ability to buy or sell those securities at any particular time.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, the Portfolio may invest in various tranches of CMO bonds, including support bonds.

Certain Portfolios may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Portfolio, the Adviser or any Sub-Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Dollar Rolls.    Certain of the Portfolios may enter into mortgage dollar rolls in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, a Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser’s or Sub-Adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which a Portfolio enters into a transaction is not obligated to return the same securities as those originally sold by the Portfolio, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. If the dealer files for bankruptcy or becomes insolvent, a Portfolio’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which would increase costs and may increase a Portfolio’s realized net gains that must be distributed to its shareholders. All cash proceeds from dollar roll transactions will be invested in instruments that are permissible investments for a Portfolio. A Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash or other liquid securities in an amount not less than the forward purchase price. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the risks of investing in illiquid securities as well as to a Portfolio’s overall limitations on investments in illiquid securities.

Municipal Securities.    Certain of the Portfolios may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is excludable from gross income for federal income tax purposes (“excludable interest”). Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons, including: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds (“PABs”) are also considered municipals if the interest thereon is excludable interest (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). PABs are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. PABs are ordinarily dependent on the credit quality of a private user, not the public issuer.

The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces — such as declines in real estate prices or general business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Budgetary constraints may cause municipal securities to be more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Portfolio’s investments in municipal securities.

The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Portfolio’s holdings in municipal securities.

Options and Futures Transactions.    Certain of the Portfolios may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. A Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures trading. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an option and the resulting inability to close a futures position or option prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Following is a description of specific Options and Futures Transactions. For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

Futures Transactions.    Futures contracts (a potentially high-risk investment) enable a Portfolio to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are listed for trading by boards of trade that have been designated “contracts markets” by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts) would be required to designate the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The minimum margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. An individual broker, known as a futures commission merchant (“FCM”), may require a greater amount of margin for a particular customer depending upon an assessment of creditworthiness. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the maintenance margin level, the FCM will issue a margin call to restore the account to the initial margin level. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will transfer the excess to a Portfolio. These subsequent payments called “variation margin,” to and from the FCM, may be required to be made on a daily or even intraday basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Portfolio expects to earn interest income on its accounts that exceeds the margin level required by the FCM. However, any such income may be limited or minimal in a low interest rate environment.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    Certain of the Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

A Portfolio will write only options on futures contracts that are “covered.” A Portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, a Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options Transactions.    Certain of the Portfolios may also write and purchase put and call options. An option (another potentially high-risk security) is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the asset underlying the option at a predetermined price, often at any time during the term of the option for American options or only at expiration for European options. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option.

Certain of the Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. Additionally, these limitations do not apply to the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/PIMCO Global Real Return Portfolio, the EQ/PIMCO Real Return Portfolio, the EQ/PIMCO Total Return Portfolio, the 1290 VT Real Estate Portfolio, and Multimanager Core Bond Portfolio.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities a Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.

Unlike the situation in which a Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase or sale transaction, the Portfolio realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, a Portfolio realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by a Portfolio. When an underlying security is sold from a Portfolio’s securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a Portfolio writes a put option, it will “cover” the position as required by the 1940 Act. A Portfolio may “cover” a put option by, for example, maintaining the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash or other liquid assets having a value equal to or greater than the exercise price of the option.

A Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    A Portfolio may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security. A Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that a Portfolio intends to purchase pending their ability to invest in an orderly manner in those securities. A Portfolio may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Interest Rate Futures Contracts. Interest rate futures contracts are exchange-traded contracts for which the underlying reference asset is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The underlying reference asset for a U.S. Treasury futures contract is a U.S. Treasury security. The underlying reference asset for a Eurodollar futures contract is LIBOR; Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

Interest rate futures contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Portfolio’s portfolio. However, since the market for interest rate futures contracts may generally be more liquid than the cash market for individual bonds, the use of interest rate futures contracts as a hedging technique allows the Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value, or NAV, of the Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

Securities Index Futures Contracts.    A securities index futures contract is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. Purchases or sales of securities index futures contracts may be used in an attempt to increase a Portfolio’s total investment return or to protect a Portfolio’s current or intended investments from broad fluctuations in securities prices. Additionally, through the use of index futures, a Portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a Portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a Portfolio security) that may result from increases or decreases in positions already held by a Portfolio. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

A broad-based security index will generally have at least ten component issues, while a narrow-based security index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.

Securities Index Options.    A Portfolio may write covered put and call options and purchase call and put options on securities indices for the purpose of increasing the Portfolio’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities or securities it intends to purchase. Each Portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as a Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio’s Adviser or Sub-Adviser, expected to replicate substantially the movement of the index or indices upon which the options written by the Portfolio are based. A put option on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

Securities index options are subject to exclusive SEC jurisdiction.

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index (a subset of the S&P 500 Index). Indices may also be based on an industry or market segment such as the NYSE Arca Oil and Gas Index or the NASDAQ Computer Index.

Over-the-Counter Options.    Certain of the Portfolios may engage in OTC put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write OTC options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios may be subject to the risk that firms participating in such transactions will fail to meet their obligations. Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. In instances in which a Portfolio has entered into agreements with respect to the OTC options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the OTC option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain OTC options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see “Swaps.”

Limitations on Purchase and Sale of Options, Futures Contracts and Options on Futures Contracts.    A Portfolio may invest in futures and options for hedging purposes, as well as non-hedging purposes, to the extent permitted in the Prospectuses and SAI. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the Portfolio will generally seek to, but is not required to, hold the securities underlying such futures contracts or options. In the case of index futures and related options, a Portfolio may, but is not required to, own securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. A liquid secondary market for particular options, whether traded OTC or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded OTC. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indices on which options are written. There are a number of factors which may prevent derivatives or other strategies used by a Portfolio from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of a Portfolio’s fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Portfolio and the determination of the net asset value of the Portfolio’s shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Portfolio invests; (iv) a Portfolio having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Portfolio (due to share purchases or redemptions, for example), potentially resulting in the Portfolio being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Portfolio’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or a Portfolio’s Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to the Adviser’s or a Sub-Adviser’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio’s portfolio might decline. If this were to occur, a Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectuses, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. If a Portfolio has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a Portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    A Portfolio may also seek to enhance returns or hedge against a change in the value of a currency through use of currency futures or currency options. Hedging against a change in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of the Adviser or a Portfolio’s Sub-Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the prevailing market conditions. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

Participatory Notes.    A Portfolio may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio relies on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. A Portfolio’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Portfolio’s percentage limitation on investments in illiquid securities.

Preferred Stocks.    Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.

Precious Metals Risk.    Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

Real Estate Industry Investing.    Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in real estate laws zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolio’s investments.

Real Estate Investment Trusts.    Certain of the Portfolios may invest in real estate investment trusts (“REITs”). The 1290 VT Real Estate Portfolio and the EQ/Invesco Global Real Estate Portfolio may invest up to 100% of its net assets in real estate companies, including REITs.

REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. A REIT is not taxed on net income and net realized gains that it distributes to its owners if it complies with statutory and regulatory federal income tax requirements relating to its management, organization, ownership, assets and income and with a statutory requirement that it distribute to its owners at least 90% of the sum of its REIT taxable income and certain other income for each taxable year. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided that certain requirements are met. Failure by a REIT or REIT-like structure to meet such requirements may have adverse consequences on a Portfolio that invests therein. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A shareholder in a Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only its proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and, with respect to domestic REITs, the possibility of failing (1) to qualify for tax-free “pass-through” under the Code of net investment income and net realized gains distributed to shareholders and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”

Recent Market Conditions.    An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Portfolios invest, and on the overall performance of a Portfolio.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Portfolios invest, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of a Portfolio’s service providers to perform essential tasks. Such impacts could impair a Portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Portfolio’s service providers, and negatively impact a Portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which certain Portfolios invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus and by price competition among key oil producing countries. The energy sector has experienced significant volatility in recent periods, including a historic drop in the price of crude oil and natural gas prices, and may continue to experience relatively high volatility for a prolonged period.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a Portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Portfolio that uses the fund as an investment option for the Portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are subject to negotiation. During a transition period that will extend to December 2020, and that can be extended for an additional period, the United Kingdom will have access to the EU single market and be subject to EU regulation. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

Repurchase Agreements. A repurchase agreement is a transaction in which a Portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in the Portfolio’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of a repurchase agreement, a Portfolio, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Portfolio and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the Adviser and the Sub-Advisers to present minimal credit risks. A Portfolio generally will not enter into a repurchase agreement maturing in more than seven days. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

Reverse Repurchase Agreements, Dollar Rolls and Sale-Buyback Transactions.    Certain of the Portfolios may enter into reverse repurchase agreements and dollar rolls with brokers, dealers, domestic and foreign banks and/or other financial institutions. In addition, a Portfolio may also enter into sale-buyback transactions and other economically similar transactions. Reverse repurchase agreements, dollar rolls and sale-buyback transactions may be viewed as the borrowing of money by a Portfolio. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the term of the agreement, a Portfolio retains ownership of the security and will continue to receive any principal and interest payments on the underlying security. A Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect a Portfolio’s net asset value.

In “dollar roll” transactions, a Portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” for more information.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Portfolio’s forward commitment to repurchase the subject security.

At the time a Portfolio enters into a reverse repurchase agreement, dollar roll or sale-buyback, it will maintain the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements, dollar rolls and sale-buybacks represent a form of leverage and their use by a Portfolio may increase the Portfolio’s volatility. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In addition, when a Portfolio invests the proceeds it receives in a reverse repurchase agreement, dollar roll or sale-buyback, there is a risk that those investments may decline in value. Reverse repurchase agreements, dollar rolls and sale-buybacks also involve the risk that the buyer of the securities sold by a Portfolio might be unable or unwilling to deliver them when the Portfolio seeks to repurchase, which may result in losses to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale buy-back files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the Portfolio.

A Portfolio’s investment of the proceeds of reverse repurchase agreements, dollar rolls and sale-buybacks may be viewed as creating leverage in the Portfolio and as such involve leverage risk.

Sectors.    From time to time, based on market or economic conditions, a Portfolio may have significant positions in one or more sectors of the market. To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or subsectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Portfolio’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Communication Services Sector.    The communication services sector, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the sector such as the shift from wired to wireless communications. In September 2018, the communication services sector was redefined to also include media, entertainment and select internet-related companies. Media and entertainment companies can be subject to the risk that their content may not be purchased or subscribed to. Internet-related companies may be subject to greater regulatory oversight given increased cyberattack risk and privacy concerns. Additionally, internet-related companies may not achieve investor expectations for higher growth levels, which can result in stock price declines.

Consumer Discretionary Sector.    The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Consumer Staples Sector.    The consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.

Energy Sector.    The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and natural gas prices, and may continue to experience relatively high volatility for a prolonged period. To the extent that energy markets continue to experience these adverse conditions, this will adversely affect the ability of MLPs and energy companies in which certain Portfolios invest to sustain their historical distribution levels, which in turn, may adversely affect such Portfolios.

The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector may fluctuate widely and could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. The Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife, natural disasters or other catastrophes. Any such event could result in a material adverse impact to a Portfolio’s holdings and the performance of a Portfolio. In addition, there is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in the fossil fuel industry and the prices of related commodities. Energy companies also may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. In addition, since the terrorist attacks in the United States on September 11, 2001, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure and production, transmission, and distribution facilities, might be future targets of terrorist activity.

Financials Sector.    The financials sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.

Health Care Sector.    The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations.

Industrials Sector.    The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Information Technology Sector.    The information technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Materials Sector.    The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Utilities Sector.    The utilities sector can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.

Time and Demand Deposits.    Time deposits are interest-bearing, non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). In addition, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.

Securities Lending.    The Portfolios, except for the EQ/JPMorgan Growth Allocation Portfolio and EQ/JPMorgan Value Opportunities Portfolio, may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, a Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. A Portfolio has the right to terminate a loan at any time. If a Portfolio terminates a loan, it will forgo any income on the loan after the termination. A Portfolio does not have the right to vote on securities while they are on loan, but the Portfolio’s Adviser or Sub-Adviser may attempt to terminate loans in time to vote those proxies the Adviser or the Sub-Adviser has determined are material to the Portfolio’s interests. A Portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A lending Portfolio will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, a Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay a Portfolio a loan premium fee. Should the borrower of securities fail financially, a Portfolio may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Additional risks include the possible decline of the value of the securities acquired with cash collateral. This risk is increased when a Portfolio’s loans are concentrated with a single borrower or a limited number of borrowers. A Portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles. A Portfolio may participate in securities lending programs operated by financial institutions that act as lending agents. A lending agent will receive a percentage of the total earnings of a Portfolio derived from lending the Portfolio’s securities.

Short Sales.    The Portfolios, except for the EQ/Invesco Global Portfolio, may enter into a short sale. A “short sale” is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Portfolio. Until the security is replaced, a Portfolio is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the Sub-Adviser (or by the Portfolio’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolios will incur transaction costs in effecting short sales.

A Portfolio generally will engage only in covered short sales. In a covered short sale, a Portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser or Sub-Adviser determines to be liquid in accordance with procedures established by the Portfolio’s Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Portfolio replaces the borrowed security.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with a short sale. There can be no assurance that a Portfolio will be able to close out a short position at any particular time or an acceptable price.

Short-Term Investments.    Short-term investments include investments in various types of U.S. government securities and high-quality, short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which certain of the Portfolios may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The Portfolios may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

Small Company Securities and Micro-Cap Company Securities.    Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

Certain of the Portfolios also may invest in the securities of micro-cap companies. Micro-cap companies represent the smallest sector companies based on market capitalization. Micro-cap companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-cap companies also may be more susceptible to setbacks or economic downturns. Micro-cap securities are generally subject to the same risks as small-cap securities. However, micro-cap securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.

Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require the Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Adviser’s or Sub-Adviser’s judgment, such disposition is not desirable.

Structured Products. The Portfolios may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Portfolio.

Credit-Linked Securities.    Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Structured Notes.    Structured notes are derivative debt instruments, the terms of which may be “structured” by the purchaser and the borrower issuing the note. The amount of principal repayment and/or interest payments on structured notes is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. In addition, the terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes. The possible lack of a liquid secondary market for structured notes and the resulting inability of a Portfolio to sell a structured note could expose the Portfolio to losses and could make structured notes more difficult for the Portfolio to value accurately.

Swaps.    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. A “standard” swap contract is an agreement between two parties to exchange the return generated by one asset for the return (or differential in rate of return) generated by another asset. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

With respect to swaps, if the underlying reference asset is a broad-based security index (generally, an index of securities having at least 10 component issues), the instrument will generally be classified as a swap, which means that it is fully subject to CFTC jurisdiction. If the underlying reference asset is a narrow-based security index (generally, an index of securities having nine or fewer component issues), the instrument will generally be classified as a “security-based swap,” which is subject to the antifraud, anti-manipulation and insider trading jurisdiction of the SEC. However, if the parties to the transaction or a third-party created the underlying index, and the transaction’s governing documents permit substitution of the component stocks comprising the index, the index would always be deemed narrow-based, even if it had 10 or more component securities at all times, and even if no actual substitution of component stocks were made. If the underlying reference asset is a narrow-based security index, the instrument will be classified as a security-based swap and subject only to the full jurisdiction of the SEC.

Swap agreements historically have been individually negotiated and most swap agreements are currently traded over the counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. As noted above, regulators have adopted regulations governing margin on uncleared swaps. Although margin posting requirements may vary depending on the size of a portfolio and other factors, the initial margin required for uncleared swaps is likely to exceed the amount required under the rules of a clearinghouse and by a clearing member FCM, because the timeframe that initial margin on uncleared swaps is designed to cover is longer than for cleared swaps.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Portfolio. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

A Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Thus, a Portfolio’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by, for example, designating the segregation, either on the records of the Portfolio’s Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash, receivables or liquid assets, the Adviser believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to a Portfolio’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, a Portfolio will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. A Portfolio may enter into swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, a Portfolio may only enter into swap transactions where its Adviser or Sub-Adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Adviser.

Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearinghouse default, the risk of loss with respect to swaps is limited to the net amount of payments a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Prospectuses and this SAI), swap agreements generally are valued by the Portfolio at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity that involves investment techniques and risks (such as counterparty risk) different from those associated with ordinary portfolio securities transactions. If a Portfolio’s Adviser or Sub-Adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. The Dodd-Frank Act changed the way the U.S. swap market is supervised and regulated. Developments in the swaps market, including under final implementing regulations adopted under the Dodd-Frank Act will adversely affect a Portfolio’s ability to enter into certain swaps in the OTC market (and require that certain of such instruments be exchange-traded and centrally-cleared). Dodd-Frank Act developments also could adversely affect a Portfolio’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed above, regulations have been adopted by the CFTC and banking regulators that require a Portfolio to post margin on OTC swaps, and would eventually require posting of initial margin if the Portfolio has a “material swaps exposure,” and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Portfolio’s swap investments, which could adversely affect Portfolio investors.

A Portfolio may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, interest rate swaps, caps, floors, swaptions, credit default swaps, and contracts for difference.

Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Portfolio or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

Inflation swaps into which a Portfolio may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other party pays a compounded fixed rate.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Portfolio may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

A Portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and ten years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, a Portfolio generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, a Portfolio generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a Portfolio would effectively add leverage because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” is intended to ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit a Portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio may value the credit default swap at its notional amount in applying certain of the Portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions.

A contract for difference (“CFD”) offers exposure to price changes in an underlying security (e.g., a single security, stock basket or index) without ownership of such security, typically by providing investors the ability to trade on margin. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

By entering into a CFD, a Portfolio could incur losses because it would face many of the same types of risks as owning the underlying instrument directly. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin, and this may be on short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Portfolio would be liable. As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, in which case the value of the contract, and of a Portfolio’s shares, may be reduced.

U.S. Government Securities.    U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (e.g., securities issued by Fannie Mae or Freddie Mac); and securities issued or guaranteed by government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). As a result of market influences, yields of short-term U.S. Treasury debt instruments are near historic lows. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. government may be unable to pay debts when due.

U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the Consumer Price Index for all Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the taxable year the increase occurs, even though holders do not receive cash representing the increase at that time.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. A further downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could result in higher interest rates for individual and corporate borrowers, cause disruptions in bond markets and have a substantial negative effect on the U.S. economy.

Variable Rate Notes.    The commercial paper obligations which certain of the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

Warrants.    Certain of the Portfolios may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative than certain other types of investments.

Zero-Coupon Bonds and Payment In-Kind Bonds.    Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”), generally pay interest only at maturity rather than at intervals during the life of the security, and are redeemed at face value when they mature. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero-coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds do not pay current interest in cash, a Portfolio that invests in them is nonetheless required annually to accrue as interest income a portion of the OID on zero-coupon bonds and to include in gross income the “interest” on payment-in-kind bonds for federal income tax purposes and generally to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, a Portfolio that invests in such bonds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Adviser or a Sub-Adviser, or when one Sub-Adviser replaces another, necessitating changes in the Portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, within and outside the control of a Portfolio, the Adviser and a Sub-Adviser, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, changes in a Sub-Adviser’s investment outlook and/or changes in the Sub-Adviser managing a Portfolio, as well as changes in roll transaction volume. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Portfolio and shareholders. A Portfolio’s Adviser or Sub-Adviser will consider the economic effects of portfolio turnover but generally will not treat a Portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when the Adviser or the Sub-Adviser believes investment considerations warrant such sale or purchase. Decisions to buy and sell securities for a Portfolio are made by the Adviser or a Sub-Adviser, as applicable, independently. Thus, one Sub-Adviser could decide to sell a security when another Sub-Adviser decides to purchase the same security, thereby increasing a Portfolio’s portfolio turnover rate. Portfolio turnover may vary greatly from year to year as well as within a particular year. EQ/AB Dynamic Aggressive Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Franklin Templeton Allocation Managed Volatility

Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Ultra Conservative Strategy Portfolio, and 1290 VT Equity Income Portfolio experienced significant variation in their portfolio turnover rates over the fiscal years ended December 31, 2018 and December 31, 2019. With respect to EQ/AB Dynamic Aggressive Growth Portfolio, the variation was primarily a result of a significant increase in the Portfolio’s assets in 2019. With respect to each of EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, and 1290 VT Equity Income Portfolio, the variation was primarily a result of the transition of each Portfolio to a new sub-adviser in 2018. With respect to EQ/Franklin Templeton Allocation Managed Volatility Portfolio, the variation was primarily a result of the replacement of an underlying investment option in 2018. With respect to EQ/MFS Mid Cap Focused Growth Portfolio, the variation was primarily a result of the transition of the Portfolio to a new sub-adviser in 2019. With respect to EQ/PIMCO Global Real Return Portfolio, the variation was primarily a result of the impact of geopolitical uncertainty on global markets and the Federal Reserve Board’s interest rate policy changes. With respect to EQ/PIMCO Ultra Short Bond Portfolio, the variation was primarily a result of the Federal Reserve Board’s interest rate policy changes. With respect to EQ/Ultra Conservative Strategy Portfolio, the variation was primarily a result of a significant decrease in the Portfolio’s assets in 2019. The portfolio turnover rates for a Portfolio are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the Portfolio’s Prospectus.

A Portfolio may engage in roll-timing strategies where the Portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable a Portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Portfolio may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneously with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Certain investment restrictions, which normally apply at the time of investment, do not apply to Roll Transactions. A Portfolio will test for compliance at the time of the Portfolio’s initial entry into a position, but percentage limitations and absolute prohibitions may not be applicable to a Portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to govern the disclosure of the portfolio holdings of each series of the Trust. It is the policy of the Trust to protect the confidentiality of material, non-public information about a Portfolio’s portfolio holdings and to prevent the selective disclosure of such information. Each Portfolio will publicly disclose its holdings in accordance with regulatory requirements in filings with the SEC, including (i) the annual and semi-annual reports to shareholders, which are transmitted to shareholders within 60 days after the end of each fiscal year and fiscal half-year, respectively, for which the reports are made, and filed with the SEC on Form N-CSR within ten days after the reports are transmitted to shareholders; (ii) monthly portfolio holdings reports on Form N-PORT, which are filed with the SEC within 60 days after the end of each fiscal quarter (a Portfolio’s complete portfolio holdings as of its first and third fiscal quarter ends are made publicly available 60 days after the end of each quarter); and (iii) for EQ/Money Market Portfolio, monthly schedules of portfolio holdings on Form N-MFP, which are filed with the SEC within five business days after month end. Reports on Forms N-CSR, N-PORT and N-MFP are available on the SEC’s website at http://www.sec.gov. The Trust’s annual and semi-annual reports to shareholders are also available without charge on its website at www.axa-equitablefunds.com.

The Trust generally makes publicly available on its website (www.axa-equitablefunds.com) portfolio holdings information for each Portfolio as follows:

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All Portfolios: Each Portfolio will disclose its top portfolio holdings (typically, the Portfolio’s top fifteen (15) holdings) on a quarterly basis. Copies of such information are also available upon request to the Trust. Except as noted below, all such information generally is released with a 30-day lag time, meaning the top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 30th day following such quarter-end.

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Fund-of-Funds Portfolios: Each fund-of-funds Portfolio that invests in affiliated funds will disclose the Portfolio’s complete portfolio holdings information on a monthly basis. Copies of such information are also available upon request to the Trust. Except as noted below, all such information generally is released with a 30-day lag time, meaning the portfolio holdings information as of the end of the month generally is not released until the 30th day following such month-end.

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EQ/Money Market Portfolio: In accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, for a period of not less than six months, beginning no later than the fifth business day of the month, the Portfolio will disclose complete portfolio holdings information as of the last business day or subsequent calendar day of the preceding month. Copies of such information are also available upon request to the Trust.

The Trust, through the Adviser, may provide non-public portfolio holdings information to certain third-parties prior to the release of such information to the public as described above. The Adviser currently has ongoing arrangements with the Trust’s Administrator (FMG LLC), Sub-Administrator and Custodian (JPMorgan Chase Bank, N.A.), a provider of execution management services (Neovest, Inc.), certain third-party data services (Thomson Reuters Vestek, Bloomberg PLC), mutual fund evaluation services (Broadridge Financial Solutions, Inc. and Morningstar, Inc.) and consultants (Rocaton Investment Advisors, LLC). Each of these third parties receives portfolio holdings information at month end, with the exception of FMG LLC, JPMorgan Chase Bank, N.A., Neovest, Inc. and Thomson Reuters Vestek, which receive such information daily. Each of these third parties, either by explicit agreement or by virtue of its respective duties to the Trust, is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Portfolio to service providers that have contracted to provide services to the Trust, and other organizations, which may include, but are not limited to: AXA Equitable Life Insurance Company; the Adviser; the Sub-Advisers; transition managers; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the transfer agent; counsel to the Portfolios or the non-interested trustees of the Trust (K&L Gates LLP and Morgan, Lewis & Bockius LLP, respectively); regulatory authorities and courts; the Investment Company Institute; pricing services (Pricing Direct Inc., ICE Data Services, Investment Technology Group, Inc., Bank of America Merrill Lynch, Bloomberg L.P, Thomson Reuters Markets PLC, MarkIt Group Limited); peer analysis services; performance review services (eVestment Alliance); back office services (Sungard Financial, The Bank of New York Mellon Corporation, FIS Global); research tool/quote system (Thomson Reuters); trade execution management and/or analysis (Elkins McSherry Inc., FX Transparency, LLC); data consolidator (Electra); trade order management services (Investment Technology Group Inc., Macgregor XIP, Charles River); books and records vendor; GIPS auditor; marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking; accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The Abernathy MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Financial Recovery Technologies); compliance services (TerraNua); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over the counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC (a division of The McGraw-Hill Companies), Moody’s Investor Service, Inc.); index providers; consulting firms (Ernst & Young, ACA Compliance); data providers (InvestorForce); broker-dealers who provide execution or research services to the Portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (Donnelley Financial Solutions); proxy voting services (Riskmetrics Group, Inc., Broadridge Financial Solutions, Inc., Glass Lewis & Co., Institutional Shareholder Services, Inc.); marketing services (Primelook, Inc.); 401(k) administrator (Hewitt Associates); tax services (Wolters Kluwer Financial Services, Deloitte, KPMG); and liquidity risk management services (State Street Bank and Trust Company, BlackRock, Inc.). The Sub-Advisers may contract with additional third parties to provide services to the Trust. The entities to which each Portfolio voluntarily provides portfolio holdings information, either by explicit agreement or by virtue of their respective duties to each Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such information is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG LLC’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Portfolios and their shareholders, that there is a legitimate business purpose for such disclosure, and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media.

FMG LLC is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG LLC’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Adviser or any other person in connection with their disclosure of portfolio holdings information.

FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Adviser, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board of Trustees (the “Board”) has approved the Policy and determined that it is in the best interest of the Portfolios. The Board must also approve any material change to the Policy. The Board oversees implementation of the Policy and receives from the Trust’s Chief Compliance Officer quarterly reports regarding any violations of the Policy or exceptions to the Policy that were granted by FMG LLC’s Legal and Compliance Group.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information. The registered investment companies in the fund complex include the Trust, EQ Premier VIP Trust and 1290 Funds. All of the Trustees are also Trustees of the two other registered investment companies in the fund complex.

The Trustees

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee

Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas, New York, NY, 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; Chairman of the Board from September 2004 through September 30, 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable.	145	None

Independent Trustees
Mark A. Barnard c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From April 2017 to present	Retired. From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director – Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	145	None.

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Thomas W. Brock c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1947)	Trustee	From January 2016 to present	Retired. From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	145	From 2016 to present, Chair, and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); from 2012 to 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).
Michael B. Clement c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1957)	Trustee	From January 2019 to present	From 2011 to present, Professor of Accounting, most recently was appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President – Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President – Capital Planning and Analysis, and from 1982 to 1986, Manager – Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	145	None.
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1951)	Trustee	From January 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	145	From 2015 to present, Director, BioSig Technologies, Inc.; from 2015 to present, Director, Wilmington Funds; from 2011 to 2012, Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; and from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups.

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1945)	Trustee	From March 1997 to present	Retired. From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	145	None
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Trustee	From January 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	145	From 2015 to present, Director, Blue Key Services LLC; from 2012 to present, Director, Achaean Financial Group; and from 2011 to 2012, Director, US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1951)	Trustee	From April 2017 to present	Retired. From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director – Global Consulting, Russell Investment Group.	145	None.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Chairman of the Board	From May 2000 to present, Independent Trustee; from September 2011 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board.	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	145	From 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund, Blackstone/GSO Long-Short Credit Income Fund, Blackstone/GSO Strategic Credit Fund; and from 2017 to present, Trustee, Blackstone/GSO Floating Rate Enhanced Income Fund.

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Kathleen Stephansen c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1954)	Trustee	From January 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor-Henderson Institute Center for Macroeconomics, Boston Consulting Group; from 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	145	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1946)	Trustee	From January 2012 to present	Retired. From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	145	None.

*	Affiliated with the Adviser and/or the Distributor.
**

Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.

†

The registered investment companies in the fund complex include the Trust, EQ Premier VIP Trust and 1290 Funds. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, except for 1290 Funds for which he serves as Trustee and Chief Executive Officer. Mr. Schpero serves as Chairman of the Board for each such company.

Qualifications and Experience of the Trustees

In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of each Portfolio’s shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Trustee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the Trust and other registered investment companies, including other registered investment companies in the fund complex.

Independent Trustees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to his election to the Board of Trustees of the Trust, Mr. Barnard had served as a consultant to the Boards of Trustees of the Trust and another registered investment company in the fund complex since April 1, 2016.

Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms and multiple years of service on the boards of public companies and organizations and investment companies, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, multiple years of service on the board of a real estate investment trust, and over one year of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to his election to the Board of Trustees of the Trust, Mr. Clement had served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex since September 1, 2018.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, and has multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Gloria D. Reeg — Ms. Reeg has a background in the financial services industry, senior management and investment experience with investment management firms, a national foundation, and endowment and retirement assets for a top-ranked research hospital, multiple years of service on the board of a national foundation, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to her election to the Board of Trustees of the Trust, Ms. Reeg had served as a consultant to the Boards of Trustees of the Trust and another registered investment company in the fund complex since January 1, 2016.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, senior management experience with a large financial services firm, and over one year of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to her election to the Board of Trustees of the Trust, Ms. Stephansen had served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex since September 1, 2018.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Board Structure.    The Board currently is comprised of 11 Trustees, 10 of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Effective as of October 1, 2017, the Board appointed Gary S. Schpero, who formerly served as Lead Independent Trustee, to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.

The Board holds six regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees), discussed in more detail in the “Committees of the Board” section of this SAI. All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust and the other registered investment companies in the fund complex, the number of Trustees overseeing the Trust and the other registered investment companies in the fund complex, and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight.    The management of various risks relating to the administration and operation of the Trust and its Portfolios is the responsibility of the Adviser and the other service providers, including any Sub-Advisers, retained by the Trust or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Portfolios and the Trust and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address certain risks. Under the overall supervision of the Board, the Adviser and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address certain risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board recognizes that not all risks that may affect the Portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, CCO and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Portfolios, as well as reports from the Valuation Committee (discussed below in the section “Purchase, Redemption and Pricing of Shares”) regarding the valuation of those investments. Additionally, the Board meets regularly with the Director of Risk with respect to the Adviser’s risk management framework, risk monitoring and reporting. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Sub-Advisers to the Portfolios, as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. Most of the Portfolios’ operations are carried out by various service providers; the Board’s oversight of the risk management processes of those service providers, including processes to address business continuity, cybersecurity and other operational issues, is inherently limited.

Committees of the Board

The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held 5 meetings during the fiscal year ended December 31, 2019. Ms. Williams serves as the Chair of the Audit Committee.

The Governance Committee’s functions are to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight of the Trust’s CCO; and review the independence of counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Adviser to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Governance Committee will not consider nominees as Trustees recommended by Contract owners. The Governance Committee held 5 meetings during the fiscal year ended December 31, 2019. Mr. Komisarjevsky serves as the Chair of the Governance Committee.

The Investment Committee’s function is to assist the Board in its oversight of Portfolio investment operations and performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Portfolio performance and interfacing with personnel at the Adviser and the Sub-Advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, meet individually and engage in extensive discussions, along with management representatives and outside legal counsel, with Sub-Advisers during in-person presentations made throughout the year. The Investment Committee held 5 meetings during the fiscal year ended December 31, 2019. Messrs. McMeekin, Brock, and Foley serve as the co-Chairs of the Investment Committee.

Compensation of the Trustees

For services to the Trust and EQ Premier VIP Trust, each Independent Trustee receives an annual retainer of $390,000, payable quarterly, which covers all regular, committee, and special meetings. In addition, the Chairman of the Board receives an annual retainer of $155,000; the Chair of the Audit Committee receives an annual retainer of $35,000; the Chair of the Governance Committee receives an annual retainer of $35,000; and each of the co-Chairs of the Investment Committee receives an annual retainer of $35,000. Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings.

Trustee Compensation

for the Year Ended December 31, 20191

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]

Interested Trustee

Steven M. Joenk	$0	$0	$0	$0

Independent Trustees

Mark A. Barnard	$320,861	$0	$0	$377,000

Thomas W. Brock	$333,819	$0	$0	$392,000

Michael B. Clement	$320,861	$0	$0	$377,167

Donald E. Foley	$344,395	$0	$0	$404,500

Christopher P.A. Komisarjevsky	$350,807	$0	$0	$412,000

H. Thomas McMeekin	$344,395	$0	$0	$404,500

Gloria D. Reeg	$320,861	$0	$0	$377,000

Gary S. Schpero	$440,655	$0	$0	$517,000

Kathleen Stephansen	$320,861	$0	$0	$377,167

Caroline L. Williams	$350,807	$0	$0	$412,000

1	The compensation reported in this table reflects the compensation arrangements in effect during the year ended December 31, 2019.

2	The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as a Trustee of 145 series of three (3) trusts in the fund complex.

Mr. Kenneth Walker retired from his position as a Trustee of the Trust effective June 30, 2019, and is not shown in the table above. For his service as a Trustee for a portion of the last fiscal year ended December 31, 2019, Mr. Walker received $168,749 in aggregate compensation from the Trust, and total compensation from the Trust, EQ Premier VIP Trust and 1290 Funds of $199,000. Mr. Walker is serving as a consultant to the Independent Trustees through June 30, 2020. For his consultancy services for the period from July 1, 2019 through December 31, 2019, Mr. Walker received a consultant fee in the amount of $169,213 from the Trust, $28,287 from EQ Premier VIP Trust, and $500 from 1290 Funds.

As of December 31, 2019, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Adviser, Sub-Advisers or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the Trust did not beneficially own shares of any Portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities

as of December 31, 2019

Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies*

Interested Trustee
Steven M. Joenk	1290 VT GAMCO Small Company Value Portfolio I E	E

Independent Trustees
Mark A. Barnard	None	C
Thomas W. Brock	None	C
Michael B. Clement	None	A
Donald E. Foley	None	C
Christopher P. A. Komisarjevsky	None	D
H. Thomas McMeekin	None	C
Gloria D. Reeg	None	D
Gary S. Schpero	None	C
Kathleen Stephansen	None	C
Caroline L. Williams	None	C

*	This column reflects information regarding ownership of equity securities issued by portfolios in the Trust, EQ Premier VIP Trust, and 1290 Funds.

A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; E = over $100,000

The Independent Trustees are not permitted to invest directly in shares issued by portfolios of the Trust because the shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, or other affiliated or unaffiliated insurance companies; to The AXA Equitable 401(k) Plan; and to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations. Mr. Joenk owns shares of one or more of the Portfolios indirectly through a Contract.

The Trust’s Officers

No officer of the Trust, other than the Chief Compliance Officer, receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer

Trustee from September

2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; and Chairman of the Board from September 2004 through September 2017.

From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable.
William MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1975)	Chief Legal Officer, Senior Vice President and Secretary	Senior Vice President and Secretary from August 2018 to present; Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable; Executive Vice President, General Counsel and Secretary of the Adviser; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of the Adviser; from May 2008 to July 2015, Lead Director and Associate Counsel of AXA Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	Vice President from June 2010 to June 2016; Senior Vice President and Chief Investment Officer from June 2016 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	Vice President from June 2007 to present; Deputy Chief Investment Officer from June 2016 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Equitable.
Joseph J. Paolo*** 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti- Money Laundering Compliance Officer	Chief Compliance Officer from May 2007 to present, Vice President and Anti- Money Laundering Compliance Officer from November 2005 to present	From June 2007 to present, Chief Compliance Officer of FMG LLC; from May 2011 to present, Senior Vice President of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to May 2019, Senior Director and from June 2019 to present, Lead Director of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Senior Vice President	From September 2019 to present	From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of FMG LLC; from June 2014 to March 2017, Vice President of FMG LLC; from April 2017 to present, Lead Director and from October 2013 to March 2017, Senior Director of AXA Equitable; from October 2011 to October 2013, Assistant Vice President of AXA Equitable.
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	From August 2019 to present, Senior Director of AXA Equitable; from January 2016 to July 2019, Director of Prudential Financial; from October 2006 to December 2015, Vice President of BlackRock.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of FMG LLC; from April 2014 to August 2016, Senior Vice President, Zealot Networks; from September 2008 to April 2012, Vice President of FMG LLC.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From July 1999 to present	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to June 2016, member of the Board of Directors of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Equitable.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	From May 2016 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of FMG LLC; from November 2013 to December 2014, Lead Manager and from December 2014 to present, Director of Portfolio Analytics of FMG LLC.
Thomas Lewis 1290 Avenue of the Americas, New York, New York 10104 (1987)	Vice President	From September 2019 to present	From July 2019 to present, Vice President of FMG LLC; from July 2013 to March 2014, Senior Manager, from April 2014 to May 2015, Lead Manager, from June 2015 to December 2018, Director, and from January 2019 to present, Senior Director of AXA Equitable.
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	From December 2018 to present, Assistant Portfolio Manager and a Director of AXA Equitable; from August 2015 to November 2018, Lead Manager of AXA Equitable; from October 2013 to August 2015, Senior Quantitative Analyst at Aviva Investors.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of FMG LLC; from November 2008 to August 2013, Director, from September 2013 to September 2018, Senior Director, and from October 2018 to present, Lead Director of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley Tobin 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President — Director of Risk	From March 2019 to present	From January 2019 to present, Vice President of FMG LLC; from January 2019 to Present, Director, Risk Management, AXA Equitable; from March 2007 to January 2017, Vice President, Investment Management, Prudential Financial, Inc.; from March 2005 to January 2017, Vice President, AST Investment Services, Inc.; from March 2016 to January 2017, Vice President, Prudential Investments LLC.
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Maureen E. Kane, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1962)	Vice President and Assistant Secretary	From March 2019 to present	From February 2019 to present, Lead Director and Associate General Counsel of AXA Equitable; from July 2014 to February 2019, Managing Director and Managing Counsel of The Bank of New York Mellon.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York, 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present	From September 2018 to present, Senior Director and Counsel of AXA Equitable; and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	From February 2019 to present, Director and from March 2013 to January 2019, Pricing and Valuation-Compliance of FMG LLC and Senior Manager of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From December 2018 to present, Senior Director and from February 2009 to November 2018, Director of AXA Equitable; from April 2015 to present, Vice President of FMG LLC.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present

From April 2018 to present, Director and Assistant Secretary and from July 2004 to March 2018, Lead Manager/Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.

Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	From March 2020 to present, Lead Manager/Legal Assistant and from July 2013 to February 2020, Senior Manager/ Legal Assistant of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From June 2019 to present	From April 2019 to present, Lead Manager – Legal Assistant of AXA Equitable; from November 2016 to March 2018, Compliance Associate at Manifold Fund Advisors, from 2009 to 2015, R&D scientist at Actavis.
Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From July 2019 to present	From June 2019 to present, Lead Manager-Senior Legal Assistant of AXA Equitable; and from August 2015 to May 2019, Senior Paralegal at Gemini Fund Services.

*

The officers in the table above hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Premier VIP Trust, and 1290 Funds.

**	Each officer is elected on an annual basis.
***

During the fiscal year ended December 31, 2019, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he serves in that capacity, compensation in the amount of $75,000, of which the Trust paid $64,023.

As of March 31, 2020, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the Trust.

Control Persons and Principal Holders of Securities

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of a substantial majority of the Trust’s shares as of March 31, 2020. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

See Appendix D to this SAI for a list of control persons and principal holders of securities of each Portfolio.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

FMG LLC currently serves as the investment adviser for each Portfolio. Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), Morgan Stanley Investment Management Inc. (“MSIM”), BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Financial Management, Inc. (“BlackRock Financial”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Wells Fargo Asset Management (International) Limited (“WFAM (International)”), AllianceBernstein, L.P. (“AllianceBernstein”), Capital International, Inc. f/k/a Capital Guardian Trust Company (“Capital International”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), GAMCO Asset Management Inc. (“GAMCO”), Pacific Investment Management Company, LLC (“PIMCO”), UBS Asset Management (Americas) Inc. (“UBS AM”), BNY Mellon Investment Adviser, Inc. f/k/a The Dreyfus Corporation (“BNY Mellon”), Lord, Abbett & Co. LLC (“Lord Abbett”), Franklin Advisers, Inc. (“Franklin Advisers”), Harris Associates L.P. (“Harris”), Franklin Mutual Advisers, LLC (“Franklin Mutual”), Templeton Global Advisors Limited (“Templeton Global”), American Century Investment Management, Inc. (“American Century”), FIAM LLC (“FIAM LLC”), Lazard Asset Management LLC (“Lazard”), Wellington Management Company LLP (“Wellington Management”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), SSGA Funds Management, Inc. (“SSGA FM”), Wells Capital Management Inc. (“WellsCap”), Invesco Advisers, Inc. (“Invesco”), EARNEST Partners, LLC (“EARNEST”), AXA Investment Managers, Inc. (“AXA IM”), AXA Rosenberg Investment Management LLC (“Rosenberg Equities”), Palisade Capital Management, L.L.C. (“Palisade”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), Post

Advisory Group, LLC (“Post”), Thornburg Investment Management, Inc. (“Thornburg”), Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), ClearBridge Investments, LLC (“ClearBridge”), 1832 Asset Management U.S. Inc. f/k/a Scotia Institutional Asset Management US, Ltd. (“1832 Asset Management”), Westfield Capital Management Company, L.P. (“Westfield”), Horizon Kinetics Asset Management LLC f/k/a Horizon Asset Management LLC (“HKAM”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), DoubleLine Capital L.P. (“DoubleLine”), Goldman Sachs Asset Management, L.P. (“GSAM”), Federated Global Investment Management Corp. (“Federated”), QS Investors, LLC (“QS Investors”), Vaughan Nelson Investment Management (“Vaughan Nelson”), Janus Capital Management LLC (“Janus”), HS Management Partners, LLC (“HSMP”), First Trust Advisors L.P. (“First Trust”) and Polen Capital Management, LLC (“Polen”) (each a “Sub-Adviser,” and together the “Sub-Advisers”) serve as investment sub-advisers to one or more of the Portfolios, as described more fully in the Prospectuses.

FMG LLC is a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. The principal offices of FMG LLC, AXA Equitable and Equitable Holdings are located at 1290 Avenue of the Americas, New York, New York 10104.

The Adviser serves as the investment adviser of the Trust pursuant to an Investment Advisory Agreement with respect to the Portfolios (an “Advisory Agreement”). Subject to the general supervision and control of the Trustees of the Trust, under the Advisory Agreement, the Adviser will provide a continuous investment program for each Portfolio and will determine what securities and other investments will be purchased, retained, sold or loaned by each Portfolio and what portion of such assets will be invested or held uninvested as cash in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s governing documents and such Portfolio’s then-current Prospectus and SAI. The Advisory Agreement also provides that the Adviser will monitor the implementation of each Portfolio’s investment program and assess each Portfolio’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Trustees of the Trust or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Portfolios; (ii) make recommendations to the Trustees of the Trust regarding the investment program of the Trust and its Portfolios, including any changes to Portfolio investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Trustees of the Trust; and (iv) prepare and provide reports to the Trustees of the Trust on the impact of such strategic initiatives on the Trust and its Portfolios. Additionally, the Advisory Agreement provides that the Adviser, unless and until otherwise directed by the Trustees of the Trust, will exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization. Under the Advisory Agreement, the Adviser will be responsible for effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions for each Portfolio. In the selection of brokers or dealers and the placement of orders for the purchase and sale of portfolio investments for each Portfolio, the Adviser will use its best efforts to obtain for each Portfolio the best execution available.

The Advisory Agreement also provides that the Adviser will furnish to the Trustees of the Trust such statistical information and periodic and special reports as the Trustees may reasonably request, and will apprise the Trustees of the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio). The Advisory Agreement also provides that, in accordance with procedures and methods established by the Trustees of the Trust, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price from a party independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available. The Advisory Agreement also provides that the Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, custodian and foreign custodians, transfer agent and pricing agents, and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information. The Advisory Agreement also provides that the Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-Adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and prospectuses, prospectus supplements, and SAIs; all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others; all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities; and all tax returns.

The Advisory Agreement also permits, subject always to the direction and control of the Trustees of the Trust, the Adviser to delegate any of its duties with respect to one or more Portfolios to a Sub-Adviser. Under the Advisory Agreement, the Adviser has, with respect to each Sub-Advised Portfolio, (i) overall supervisory responsibility for the general management and investment of a Portfolio’s assets; (ii) full discretion to select new or additional Sub-Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Sub-Advisory Agreements with Sub-Advisers; and (iv) full discretion to terminate and replace any Sub-Adviser. In connection with the Adviser’s responsibilities under the Advisory Agreement, the Adviser will oversee the performance of delegated functions by each Sub-Adviser, assess each Portfolio’s investment focus, and furnish the Trustees of the Trust with periodic reports concerning the performance of delegated responsibilities by the Sub-Adviser. The Adviser will also allocate and reallocate the assets of a Portfolio, or a portion thereof, to be managed by one or more Sub-Advisers for such Portfolio and coordinate the activities of all Sub-Advisers. In addition, the Adviser will monitor each Sub-Adviser’s implementation of the investment program established by the Adviser with respect to any Portfolio (or portions of any Portfolio) under the management of such Sub-Adviser. The Adviser will also cause the appropriate Sub-Adviser (i) to furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request, (ii) to furnish to the Board such periodic and special reports as the Board may reasonably request; and (iii) to apprise the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose. In addition, the Adviser will take reasonable steps to ensure that the appropriate Sub-Adviser furnishes to third-party data reporting services all currently available standardized performance information and other customary data. The Adviser will also be responsible for compensating the Sub-Adviser in the manner specified in the Sub-Advisory Agreement.

With respect to EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, the EQ Managed Volatility Portfolios, and certain Hybrid Portfolios, the Adviser also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of each Portfolio.

With respect to the EQ/All Asset Growth Allocation Portfolio, the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, the 1290 VT Energy Portfolio, the 1290 VT Low Volatility Global Equity Portfolio, the 1290 VT Multi-Alternative Strategies Portfolio, the 1290 VT Moderate Growth Allocation Portfolio, the Strategic Allocation Portfolios, the ETF Allocated Portions of the 1290 VT High Yield Bond Portfolio and 1290 VT Convertible Securities Portfolio and certain portions of the Hybrid Portfolios, the Adviser will: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios and Underlying ETFs, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) apprise the Trust of developments materially affecting the Portfolios; and (iv) carry out the directives of the Board.

Under the Advisory Agreement, the Adviser also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions

•

related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; or

•	related to the investment advisory services to be provided by any Sub-Adviser pursuant to a sub-advisory agreement with the Adviser (“Sub-Advisory Agreement”).

The Advisory Agreement also requires the Adviser (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Adviser or its affiliates.

The Advisory Agreement also specifically provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust under such Agreement.

After an initial two year period, the continuance of the Advisory Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by the Trust’s Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for such purpose. The Advisory Agreement with respect to each Portfolio may be terminated at any time, without the payment of any penalty, (i) by the Trust upon the vote of a majority of the Trustees, including a majority of the Independent Trustees, or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Adviser or (ii) by the Adviser upon sixty (60) days’ written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Adviser for its services. The Adviser and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios as set forth in the Prospectuses (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectuses) of each Portfolio are limited to the extent described in the “Management of the Trust-Expense Limitation Agreement” section of the Prospectuses.

In addition to the management fees, the Trust pays all expenses not assumed by the Adviser or by a Sub-Adviser, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, statements of additional information, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates; the costs of printing registration statements; custodian’s fees; filing fees; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below under “The Distributor,” the Class IA and Class IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of such shares.

The tables below show the fees paid by each Portfolio to the Adviser during the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, respectively. During the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, the Adviser received $553,138, $40,742 and $247,494, respectively, in reimbursement for the 85, 102 and 109 portfolios, respectively, comprising the Trust during those years.

FISCAL YEAR ENDED DECEMBER 31, 2017

Portfolio*	Management Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
1290 VT Convertible Securities	$123,808	$93,726	$242	$29,840
1290 VT DoubleLine Dynamic Allocation	$287,716	$55,916	$212,182	$19,618
1290 VT DoubleLine Opportunistic Bond	$1,133,615	$21,155	$46,859	$1,065,601
1290 VT Energy	$26,078	$86,517	$81	$—
1290 VT Equity Income	$4,677,937	$810,278	$9,146	$3,858,513
1290 VT GAMCO Mergers & Acquisitions	$2,189,660	$—	$—	$2,189,660
1290 VT GAMCO Small Company Value	$22,895,657	$—	$—	$22,895,657
1290 VT High Yield Bond	$1,157,059	$31,526	$20,155	$1,105,378
1290 VT Low Volatility Global Equity	$47,402	$87,047	$76	$—
1290 VT Micro Cap	$1,134,124	$181,381	$90,025	$862,718
1290 VT Multi-Alternative Strategies**	$3,285	$52,782	$—	$—
1290 VT Natural Resources	$107,156	$133,966	$286	$—
1290 VT Real Estate	$145,936	$120,682	$378	$24,876
1290 VT SmartBeta Equity	$115,507	$70,803	$19,719	$24,985
1290 VT Small Cap Value	$2,085,261	$260,766	$13,800	$1,810,695
1290 VT Socially Responsible	$704,507	$—	$—	$704,507
EQ/All Asset Growth Allocation	$315,288	$12,920	$90,716	$211,652
ATM International Managed Volatility	$7,497,702	$—	$—	$7,497,702
ATM Large Cap Managed Volatility	$15,686,515	$—	$—	$15,686,515
ATM Mid Cap Managed Volatility	$902,779	$57,756	$27,481	$817,542
ATM Small Cap Managed Volatility	$4,352,431	$34,868	$28,031	$4,289,532
EQ/400 Managed Volatility	$3,230,417	$9,030	$6,244	$3,215,143
EQ/500 Managed Volatility	$35,763,188	$—	$—	$35,763,188
EQ/2000 Managed Volatility	$14,415,366	$—	$—	$14,415,366
EQ/Aggressive Growth Strategy	$3,064,082	$—	$—	$3,064,082
EQ/Balanced Strategy	$3,960,394	$—	$—	$3,960,394
EQ/Conservative Growth Strategy	$1,574,538	$267,883	$21,656	$1,285,000
EQ/Conservative Strategy	$859,461	$435,173	$12,449	$411,839
EQ/Global Equity Managed Volatility	$16,315,734	$—	$80,857	$16,234,877
EQ/Growth Strategy	$4,614,362	$—	$—	$4,614,362
EQ/International Core Managed Volatility	$10,028,174	$—	$—	$10,028,174
EQ/International Managed Volatility	$9,786,793	$—	$—	$9,786,793
EQ/International Value Managed Volatility	$6,016,349	$—	$—	$6,016,349
EQ/Large Cap Core Managed Volatility	$12,726,162	$—	$—	$12,726,162
EQ/Large Cap Growth Managed Volatility	$22,338,597	$—	$—	$22,338,597
EQ/Large Cap Value Managed Volatility	$22,766,072	$—	$—	$22,766,072
EQ/Mid Cap Value Managed Volatility	$11,576,442	$—	$—	$11,576,442
EQ/Moderate Growth Strategy	$6,831,730	$—	$—	$6,831,730
EQ/Ultra Conservative Strategy	$164,569	$130,957	$2,901	$30,710
EQ/AB Dynamic Aggressive Growth**	$10,030	$67,811	$—	$—
EQ/AB Dynamic Growth	$3,219,949	$—	$2,477	$3,217,472

Portfolio*	Management Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
EQ/AB Dynamic Moderate Growth	$18,978,255	$—	$—	$18,978,255
EQ/AB Short Duration Government Bond	$6,864,770	$—	$—	$6,864,770
EQ/AB Small Cap Growth	$10,469,097	$—	$—	$10,469,097
EQ/ClearBridge Large Cap Growth	$2,275,338	$—	$—	$2,275,338
EQ/Franklin Balanced Managed Volatility	$8,195,964	$—	$—	$8,195,964
EQ/Franklin Small Cap Value Managed Volatility	$2,092,814	$93,460	$39,476	$1,959,878
EQ/Franklin Templeton Allocation Managed Volatility	$629,692	$264,251	$132,428	$233,013
EQ/Goldman Sachs Moderate Growth Allocation	$2,964,530	$—	$46,006	$2,918,524
EQ/Invesco Moderate Allocation	$1,563,844	$10,699	$38,581	$1,514,564
EQ/Janus Enterprise	$6,032,251	$—	$—	$6,032,251
EQ/JPMorgan Growth Allocation**	$10,638	$67,982	$—	$—
EQ/Legg Mason Moderate Allocation	$760,719	$74,701	$61,397	$624,621
EQ/Loomis Sayles Growth	$4,690,684	$329,848	$149,908	$4,210,928
EQ/Morgan Stanley Small Cap Growth	$2,189,912	$163,305	$68,693	$1,957,914
EQ/Templeton Global Equity Managed Volatility	$5,715,974	$—	$—	$5,715,974
EQ/BlackRock Basic Value Equity	$10,275,467	$—	$16,443	$10,259,024
EQ/Capital Group Research	$2,527,788	$250,271	$5,099	$2,272,417
EQ/ClearBridge Select Equity Managed Volatility	$4,378,655	$264,323	$138,312	$3,976,020
EQ/Common Stock Index	$18,745,063	$—	$—	$18,745,063
EQ/Core Bond Index	$26,635,947	$—	$—	$26,635,947
EQ/Emerging Markets Equity PLUS	$360,120	$64,536	$36,345	$259,239
EQ/Equity 500 Index	$12,038,195	$—	$—	$12,038,195
EQ/Global Bond PLUS	$1,669,610	$107,172	$56,661	$1,505,777
EQ/Intermediate Government Bond	$26,129,996	$—	$—	$26,129,996
EQ/International Equity Index	$7,098,178	$—	$—	$7,098,178
EQ/Invesco Comstock	$1,431,178	$128,927	$3,054	$1,299,197
EQ/JPMorgan Value Opportunities	$3,694,018	$—	$—	$3,694,018
EQ/Large Cap Growth Index	$4,567,775	$—	$—	$4,567,775
EQ/Large Cap Value Index	$2,270,228	$—	$—	$2,270,228
EQ/MFS International Growth	$12,013,383	$240,200	$140,990	$11,632,193
EQ/Mid Cap Index	$6,681,933	$—	$—	$6,681,933
EQ/Money Market	$4,280,660	$—	$—	$4,280,660
EQ/Invesco Global	$2,208,230	$278,509	$120,043	$1,809,678
EQ/PIMCO Global Real Return	$468,320	$132,894	$43,658	$291,768
EQ/PIMCO Ultra Short Bond	$6,839,234	$171,630	$19,539	$6,648,065
EQ/Quality Bond PLUS	$6,340,575	$—	$—	$6,340,575
EQ/Small Company Index	$2,817,746	$—	$—	$2,817,746
EQ/T.Rowe Price Growth Stock	$8,874,144	$257,456	$744,298	$7,872,390
EQ/UBS Growth and Income	$795,271	$136,721	$1,368	$657,182
Multimanager Aggressive Equity	$6,356,784	$—	$—	$6,356,784
Multimanager Core Bond	$4,065,364	$507,416	$235,816	$3,322,132
Multimanager Mid Cap Growth	$1,410,572	$242,200	$133,082	$1,035,290

Portfolio*	Management Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
Multimanager Mid Cap Value	$1,566,554	$265,851	$130,449	$1,170,254
Multimanager Technology	$9,109,600	$1,000,930	$12,382	$8,096,288

*

The EQ/American Century Mid Cap Value Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Franklin Strategic Income Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Invesco International Growth Portfolio, EQ/Wellington Energy Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology II Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, and 1290 VT Moderate Growth Allocation Portfolio are not included in the table because they had no operations in 2017.

**	No management fees were paid by the 1290 VT Multi-Alternative Strategies Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio or EQ/JPMorgan Growth Allocation Portfolio prior to November 13, 2017.

FISCAL YEAR ENDED DECEMBER 31, 2018

Portfolio†	Management Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
1290 VT Convertible Securities	$148,331	$100,628	$39,788	$7,915
1290 VT DoubleLine Dynamic Allocation	$426,928	$2,581	$45,861	$378,486
1290 VT DoubleLine Opportunistic Bond	$1,997,726	$—	$77,879	$1,919,847
1290 VT Energy	$26,907	$108,885	$—	$—
1290 VT Equity Income	$4,574,245	$593,660	$271,726	$3,708,859
1290 VT GAMCO Mergers & Acquisitions	$2,078,832	$—	$—	$2,078,832
1290 VT GAMCO Small Company Value	$23,746,674	$—	$—	$23,746,674
1290 VT High Yield Bond	$1,237,703	$18,089	$47,154	$1,172,460
1290 VT Low Volatility Global Equity	$50,394	$106,657	$—	$—
1290 VT Micro Cap	$1,308,957	$277,579	$—	$1,031,378
1290 VT Multi-Alternative Strategies	$25,033	$120,634	$—	$—
1290 VT Natural Resources	$107,951	$119,645	$—	$—
1290 VT Real Estate	$139,809	$139,839	$—	$—
1290 VT SmartBeta Equity	$141,980	$92,217	$—	$49,763
1290 VT Small Cap Value	$2,675,151	$268,799	$—	$2,406,352
1290 VT Socially Responsible	$762,256	$—	$—	$762,256
EQ/All Asset Growth Allocation	$336,423	$—	$—	$336,423
ATM International Managed Volatility	$7,102,780	$—	$—	$7,102,780
ATM Large Cap Managed Volatility	$15,162,776	$—	$—	$15,162,776
ATM Mid Cap Managed Volatility	$880,144	$93,453	$—	$786,691

Portfolio†	Management Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
ATM Small Cap Managed Volatility	$4,476,811	$30,137	$—	$4,446,674
EQ/400 Managed Volatility	$3,064,976	$17,275	$—	$3,047,701
EQ/500 Managed Volatility	$37,339,024	$—	$—	$37,339,024
EQ/2000 Managed Volatility	$15,706,036	$—	$—	$15,706,036
EQ/Aggressive Growth Strategy	$3,611,102	$—	$—	$3,611,102
EQ/Balanced Strategy	$3,466,551	$—	$—	$3,466,551
EQ/Conservative Growth Strategy	$1,546,500	$—	$—	$1,546,500
EQ/Conservative Strategy	$751,889	$248,166	$—	$503,723
EQ/Global Equity Managed Volatility	$15,510,330	$—	$285,111	$15,225,219
EQ/Growth Strategy	$5,002,046	$—	$—	$5,002,046
EQ/International Core Managed Volatility	$9,618,740	$—	$—	$9,618,740
EQ/International Managed Volatility	$9,857,242	$—	$—	$9,857,242
EQ/International Value Managed Volatility	$5,737,647	$—	$150,000	$5,587,647
EQ/Large Cap Core Managed Volatility	$12,191,354	$—	$—	$12,191,354
EQ/Large Cap Growth Managed Volatility	$22,814,966	$—	$—	$22,814,966
EQ/Large Cap Value Managed Volatility	$21,433,038	$—	$120,927	$21,312,111
EQ/Mid Cap Value Managed Volatility	$10,861,219	$—	$—	$10,861,219
EQ/Moderate Growth Strategy	$6,949,942	$—	$—	$6,949,942
EQ/Ultra Conservative Strategy	$277,104	$18,008	$—	$259,096
EQ/AB Dynamic Aggressive Growth	$353,285	$208,337	$—	$144,947
EQ/AB Dynamic Growth	$4,455,046	$—	$—	$4,455,046
EQ/AB Dynamic Moderate Growth	$19,339,242	$—	$—	$19,339,242
EQ/AB Short Duration Government Bond	$6,357,674	$—	$32,814	$6,324,860
EQ/AB Small Cap Growth	$10,922,503	$—	$—	$10,922,503
EQ/ClearBridge Large Cap Growth	$2,378,598	$—	$—	$2,378,598
EQ/Franklin Balanced Managed Volatility	$7,879,886	$—	$—	$7,879,886
EQ/Franklin Small Cap Value Managed Volatility	$2,041,994	$160,260	$—	$1,881,734
EQ/Franklin Templeton Allocation Managed Volatility	$601,765	$267,178	$—	$334,587
EQ/Goldman Sachs Moderate Growth Allocation	$3,956,124	$134,066	$200,205	$3,621,853
EQ/Invesco Moderate Allocation	$1,996,017	$78,655	$38,568	$1,878,794
EQ/Janus Enterprise	$6,775,305	$—	$58,998	$6,716,307
EQ/JPMorgan Growth Allocation	$318,679	$176,745	$—	$141,934
EQ/Legg Mason Moderate Allocation	$1,193,399	$151,816	$62,100	$979,483
EQ/Loomis Sayles Growth	$4,956,057	$509,166	$—	$4,446,891
EQ/Morgan Stanley Small Cap Growth	$2,459,881	$243,767	$—	$2,216,114
EQ/Templeton Global Equity Managed Volatility	$5,432,504	$—	$46,206	$5,386,298
EQ/American Century Mid Cap Value*	$487,923	$213,815	$—	$274,108
EQ/BlackRock Basic Value Equity	$9,922,943	$—	$430,642	$9,492,301
EQ/Capital Group Research	$2,649,175	$270,835	$—	$2,378,340
EQ/ClearBridge Select Equity Managed Volatility	$3,559,662	$319,317	$—	$3,240,345
EQ/Common Stock Index	$18,616,778	$—	$—	$18,616,778
EQ/Core Bond Index	$25,104,219	$—	$—	$25,104,219
EQ/Emerging Markets Equity PLUS	$410,583	$87,153	$—	$323,430

Portfolio†	Management Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
EQ/Equity 500 Index	$12,365,154	$—	$—	$12,365,154
EQ/Fidelity Institutional AM® Large Cap*	$739,199	$148,274	$—	$590,925
EQ/Franklin Rising Dividends*	$167,579	$90,926	$—	$76,653
EQ/Franklin Strategic Income*	$128,718	$82,013	$—	$46,705
EQ/Global Bond PLUS	$1,548,888	$147,675	$—	$1,401,213
EQ/Goldman Sachs Mid Cap Value*	$134,954	$68,330	$—	$66,624
EQ/Intermediate Government Bond	$24,633,346	$—	$—	$24,633,346
EQ/International Equity Index	$6,993,480	$—	$—	$6,993,480
EQ/Invesco Comstock	$1,531,384	$106,287	$—	$1,425,097
EQ/Invesco Global	$2,654,241	$329,134	$79,403	$2,245,704
EQ/Invesco Global Real Estate*	$289,170	$2,595	$—	$286,575
EQ/Invesco International Growth*	$227,787	$37,197	$—	$190,589
EQ/Wellington Energy*	$141,823	$58,043	$—	$83,780
EQ/MFS Mid Cap Focused Growth*	$426,747	$134,698	$—	$292,050
EQ/MFS Technology II*	$218,355	$81,317	$—	$137,038
EQ/JPMorgan Value Opportunities	$4,004,448	$—	$—	$4,004,448
EQ/Large Cap Growth Index	$5,080,179	$—	$—	$5,080,179
EQ/Large Cap Value Index	$2,275,563	$—	$1,871	$2,273,692
EQ/Lazard Emerging Markets Equity*	$691,640	$82,887	$—	$608,753
EQ/MFS International Growth	$11,590,599	$260,178	$245,043	$11,085,378
EQ/MFS International Intrinsic Value*	$1,335,518	$243,384	$—	$1,092,134
EQ/MFS Technology*	$286,903	$56,383	$—	$230,520
EQ/MFS Utilities Series*	$243,879	$78,670	$—	$165,209
EQ/Mid Cap Index	$6,959,289	$—	$5,497	$6,953,792
EQ/Money Market	$3,854,149	$—	$—	$3,854,149
EQ/PIMCO Global Real Return	$536,493	$86,830	$—	$449,663
EQ/PIMCO Real Return*	$84,231	$90,526	$—	$—
EQ/PIMCO Total Return*	$243,189	$143,559	$—	$99,630
EQ/PIMCO Ultra Short Bond	$6,946,770	$127,575	$216,279	$6,602,916
EQ/Quality Bond PLUS	$6,335,102	$—	$—	$6,335,102
EQ/Small Company Index	$3,003,621	$—	$—	$3,003,621
EQ/T.Rowe Price Growth Stock	$10,481,500	$1,028,027	$486,272	$8,967,201
EQ/T. Rowe Price Health Sciences*	$310,934	$109,930	$—	$201,004
EQ/UBS Growth and Income	$799,465	$146,441	$—	$653,025
Multimanager Aggressive Equity	$7,102,074	$—	$—	$7,102,074
Multimanager Core Bond	$4,131,301	$721,700	$—	$3,409,601
Multimanager Mid Cap Growth	$1,642,625	$437,223	$—	$1,205,402
Multimanager Mid Cap Value	$1,442,453	$378,768	$—	$1,063,685
Multimanager Technology	$10,908,340	$831,591	$444,258	$9,632,491

*

No management fees were paid by the EQ/American Century Mid Cap Value Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Franklin Strategic Income Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Invesco International Growth Portfolio, EQ/Wellington Energy Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology II Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio, or EQ/T. Rowe Price Health Sciences Portfolio prior to October 22, 2018.

†

The EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, and 1290 VT Moderate Growth Allocation Portfolio are not included in the table because they had no operations in 2018.

FISCAL YEAR ENDED DECEMBER 31, 2019

Portfolio	Management Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
1290 VT Convertible Securities	$171,379	$120,096	$—	$51,283
1290 VT DoubleLine Dynamic Allocation	$421,615	$105,668	$—	$315,947
1290 VT DoubleLine Opportunistic Bond	$2,451,528	$144,731	$—	$2,306,797
1290 VT Energy	$25,111	$108,432	$—	$—
1290 VT Equity Income	$3,939,748	$964,712	$—	$2,975,036
1290 VT GAMCO Mergers & Acquisitions	$1,930,992	$—	$—	$1,930,992
1290 VT GAMCO Small Company Value	$21,855,124	$—	$—	$21,855,124
1290 VT High Yield Bond	$1,257,329	$145,966	$—	$1,111,363
1290 VT Low Volatility Global Equity	$60,874	$110,821	$—	$—
1290 VT Micro Cap	$1,259,663	$301,914	$—	$957,749
1290 VT Moderate Growth Allocation*	$83,108	$107,559	$—	$—
1290 VT Multi-Alternative Strategies	$26,607	$77,327	$—	$—
1290 VT Natural Resources	$101,562	$135,849	$—	$—
1290 VT Real Estate	$150,164	$173,352	$—	$—
1290 VT SmartBeta Equity	$186,175	$88,977	$—	$97,198
1290 VT Small Cap Value	$2,298,226	$275,460	$—	$2,022,766
1290 VT Socially Responsible	$821,545	$—	$—	$821,545
EQ/All Asset Growth Allocation	$328,136	$—	$—	$328,136
ATM International Managed Volatility	$7,424,857	$—	$—	$7,424,857
ATM Large Cap Managed Volatility	$14,276,871	$—	$—	$14,276,871
ATM Mid Cap Managed Volatility	$977,066	$120,987	$—	$856,079
ATM Small Cap Managed Volatility	$4,937,265	$79,863	$—	$4,857,402
EQ/400 Managed Volatility	$2,822,533	$44,347	$—	$2,778,186
EQ/500 Managed Volatility	$38,057,170	$—	$—	$38,057,170
EQ/2000 Managed Volatility	$15,653,217	$—	$—	$15,653,217
EQ/Aggressive Growth Strategy	$3,828,166	$—	$—	$3,828,166
EQ/American Century Moderate Growth Allocation*	$153,803	$123,264	$—	$30,539
EQ/AXA Investment Managers Moderate Allocation*	$102,181	$129,397	$—	$—
EQ/Balanced Strategy	$3,381,597	$—	$—	$3,381,597
EQ/Conservative Growth Strategy	$1,504,773	$—	$—	$1,504,773
EQ/Conservative Strategy	$736,451	$124,065	$—	$612,386
EQ/First Trust Moderate Growth Allocation*	$146,870	$125,658	$—	$21,212
EQ/Global Equity Managed Volatility	$14,522,828	$1,195,570	$—	$13,327,258
EQ/Goldman Sachs Growth Allocation*	$279,042	$140,548	$—	$138,494
EQ/Growth Strategy	$5,012,815	$—	$—	$5,012,815
EQ/International Core Managed Volatility	$8,820,954	$—	$—	$8,820,954
EQ/International Managed Volatility	$10,112,457	$—	$—	$10,112,457
EQ/International Value Managed Volatility	$5,750,575	$—	$—	$5,750,575

Portfolio	Management Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
EQ/Invesco Moderate Growth Allocation*	$160,960	$119,655	$—	$41,305
EQ/Large Cap Core Managed Volatility	$11,316,320	$—	$—	$11,316,320
EQ/Large Cap Growth Managed Volatility	$21,783,461	$—	$—	$21,783,461
EQ/Large Cap Value Managed Volatility	$19,763,105	$—	$—	$19,763,105
EQ/Legg Mason Growth Allocation*	$150,331	$124,462	$—	$25,869
EQ/Mid Cap Value Managed Volatility	$9,845,903	$—	$—	$9,845,903
EQ/Moderate Growth Strategy	$6,704,498	$—	$—	$6,704,498
EQ/Ultra Conservative Strategy	$622,934	$117,248	$—	$505,686
EQ/AB Dynamic Aggressive Growth	$1,108,782	$152,098	$—	$956,684
EQ/AB Dynamic Growth	$5,210,437	$—	$—	$5,210,437
EQ/AB Dynamic Moderate Growth	$18,409,228	$—	$—	$18,409,228
EQ/AB Short Duration Government Bond	$6,701,119	$105,871	$—	$6,595,248
EQ/AB Small Cap Growth	$9,964,687	$—	$—	$9,964,687
EQ/ClearBridge Large Cap Growth	$2,369,852	$—	$—	$2,369,852
EQ/Franklin Balanced Managed Volatility	$7,168,426	$—	$—	$7,168,426
EQ/Franklin Small Cap Value Managed Volatility	$2,020,944	$169,560	$—	$1,851,384
EQ/Franklin Templeton Allocation Managed Volatility	$541,738	$—	$—	$541,738
EQ/Goldman Sachs Moderate Growth Allocation	$4,726,699	$271,354	$—	$4,455,345
EQ/Invesco Moderate Allocation	$2,267,551	$133,950	$—	$2,133,601
EQ/Janus Enterprise	$7,099,744	$174,165	$—	$6,925,579
EQ/JPMorgan Growth Allocation	$999,335	$119,593	$—	$879,742
EQ/Legg Mason Moderate Allocation	$1,507,380	$173,787	$—	$1,333,593
EQ/Loomis Sayles Growth	$4,806,761	$490,243	$—	$4,316,518
EQ/Morgan Stanley Small Cap Growth	$2,547,985	$275,724	$—	$2,272,261
EQ/Templeton Global Equity Managed Volatility	$4,835,114	$265,324	$—	$4,569,790
EQ/American Century Mid Cap Value	$2,809,083	$1,004,589	$—	$1,804,494
EQ/BlackRock Basic Value Equity	$9,268,111	$1,760	$—	$9,266,351
EQ/Capital Group Research	$2,648,756	$264,874	$—	$2,383,881
EQ/ClearBridge Select Equity Managed Volatility	$1,361,694	$196,138	$—	$1,165,556
EQ/Common Stock Index	$18,191,176	$—	$—	$18,191,176
EQ/Core Bond Index	$23,666,728	$—	$—	$23,666,728
EQ/Emerging Markets Equity PLUS	$418,241	$86,462	$—	$331,779
EQ/Equity 500 Index	$12,741,351	$—	$—	$12,741,351
EQ/Fidelity Institutional AM® Large Cap	$4,027,077	$516,296	$—	$3,510,781
EQ/Franklin Rising Dividends	$996,477	$258,091	$—	$738,386
EQ/Franklin Strategic Income	$684,458	$251,548	$—	$432,910
EQ/Global Bond PLUS	$1,512,977	$176,943	$—	$1,336,034
EQ/Goldman Sachs Mid Cap Value	$752,620	$143,738	$—	$608,882
EQ/Intermediate Government Bond	$23,537,713	$—	$—	$23,537,713
EQ/International Equity Index	$6,302,562	$68,245	$—	$6,234,317
EQ/Invesco Comstock	$1,494,594	$127,679	$—	$1,366,915
EQ/Invesco Global Real Estate	$1,623,659	$—	$—	$1,623,659
EQ/Invesco International Growth	$1,280,536	$—	$—	$1,280,536
EQ/Wellington Energy	$666,498	$125,184	$—	$541,314

Portfolio	Management Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
EQ/MFS Mid Cap Focused Growth	$2,638,676	$466,316	$—	$2,172,360
EQ/MFS Technology II	$1,323,809	$184,119	$27,035	$1,112,655
EQ/JPMorgan Value Opportunities	$3,719,030	$—	$—	$3,719,030
EQ/Large Cap Growth Index	$5,136,805	$—	$—	$5,136,805
EQ/Large Cap Value Index	$2,279,559	$—	$22,326	$2,257,233
EQ/Lazard Emerging Markets Equity	$3,821,012	$483,279	$—	$3,337,733
EQ/MFS International Growth	$10,354,189	$983,426	$—	$9,370,763
EQ/MFS International Intrinsic Value	$7,789,240	$953,581	$—	$6,835,659
EQ/MFS Technology	$1,779,451	$53,791	$—	$1,725,660
EQ/MFS Utilities Series	$1,401,724	$250,167	$—	$1,151,557
EQ/Mid Cap Index	$6,693,197	$—	$65,583	$6,627,614
EQ/Money Market	$4,091,244	$—	$—	$4,091,244
EQ/Invesco Global	$2,559,456	$313,203	$—	$2,246,253
EQ/PIMCO Global Real Return	$601,775	$184,351	$—	$417,424
EQ/PIMCO Real Return	$419,943	$305,610	$—	$114,333
EQ/PIMCO Total Return	$1,373,866	$576,715	$—	$797,151
EQ/PIMCO Ultra Short Bond	$6,690,033	$908,444	$—	$5,781,589
EQ/Quality Bond PLUS	$6,286,409	$—	$—	$6,286,409
EQ/Small Company Index	$2,825,555	$—	$—	$2,825,555
EQ/T.Rowe Price Growth Stock	$11,335,610	$1,533,141	$—	$9,802,469
EQ/T. Rowe Price Health Sciences	$1,663,540	$331,142	$—	$1,332,398
EQ/UBS Growth and Income	$759,100	$148,524	$—	$610,576
Multimanager Aggressive Equity	$7,126,352	$—	$—	$7,126,352
Multimanager Core Bond	$4,519,089	$865,404	$—	$3,653,685
Multimanager Mid Cap Growth	$1,684,303	$434,880	$—	$1,249,423
Multimanager Mid Cap Value	$1,364,381	$376,498	$—	$987,883
Multimanager Technology	$11,211,269	$1,715,717	$12,091	$9,483,461

*

No management fees were paid by the EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, or 1290 VT Moderate Growth Allocation Portfolio prior to February 1, 2019.

The Sub-Advisers

The Adviser has entered into one or more Sub-Advisory Agreements with respect to certain Portfolios with the Sub-Advisers identified in the Prospectuses. The Sub-Advisory Agreements obligate the Sub-Advisers to: (i) make investment decisions on behalf of their respective Portfolios (or portions thereof); (ii) place orders for the purchase and sale of investments for their respective Portfolios (or portions thereof) with brokers or dealers selected by the Adviser and/or the Sub-Advisers; and (iii) perform certain related administrative functions in connection therewith.

As discussed in the Prospectuses, a discussion of the basis of the decision by the Trust’s Board to approve the Sub-Advisory Agreements with the Sub-Advisers is available in the Trust’s Annual or Semi-Annual Reports to Shareholders.

The Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios.

The Adviser recommends Sub-Advisers for the Portfolios to the Trustees based upon the Adviser’s continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

The Adviser has received from the SEC an exemptive order (“Multi-Manager Order”) that permits the Adviser, subject to certain conditions, to enter into sub-advisory agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval.

Pursuant to the terms of the Multi-Manager Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular sub-advisory agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the sub-advisory agreements would cause an automatic termination of the agreement. The Adviser also may allocate a Portfolio’s assets to additional sub-advisers subject to approval of the Trust’s Board. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation payable thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of sub-advisory agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

The Adviser reserves the right, subject to approval of the Trust’s Board, to appoint more than one Sub-Adviser to manage the assets of each Portfolio. When a Portfolio has more than one Sub-Adviser, the assets of each Portfolio are allocated by the Adviser among the Sub-Advisers selected for the Portfolio.

Each Sub-Adviser has discretion, subject to oversight by the Trustees and the Adviser, to purchase and sell portfolio assets, consistent with each Portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Adviser.

Generally, no Sub-Adviser provides any services to any Portfolio except sub-advisory and related administrative and recordkeeping services as directed by the Adviser. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

The Adviser may also be subject to potential conflicts of interest in recommending or selecting of Sub-Advisers, or choosing ETF investments, where applicable, to the extent it invests in ETFs sponsored by Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to the Affiliated Sub-Adviser. The Adviser or its affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Trust’s Portfolios serve as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectuses. In addition, the appointment of each Sub-Adviser is subject to approval of the Trust’s Board, including a majority of the Trust’s Independent Trustees.

During the years ended December 31, 2017, December 31, 2018 and December 31, 2019, respectively, the Adviser paid the following fees to the Sub-Advisers with respect to the Portfolios listed below pursuant to the Sub-Advisory Agreements:

	Sub-Advisory Fee Paid
Portfolio	2017	2018	2019
1290 VT Convertible Securities	$50,145	$59,193	$68,616
1290 VT DoubleLine Dynamic Allocation	$133,483	$203,295	$201,702
1290 VT DoubleLine Opportunistic Bond	$448,581	$754,420	$954,879
1290 VT Equity Income*	$1,397,660	$1,346,396	$1,051,129
1290 VT GAMCO Mergers & Acquisitions	$1,023,200	$973,702	$908,283
1290 VT GAMCO Small Company Value	$10,730,948	$11,084,276	$10,288,002
1290 VT High Yield Bond	$663,718	$717,944	$728,487
1290 VT Micro Cap	$660,485	$762,171	$727,922
1290 VT Natural Resources	$4,287	$4,316	$4,063
1290 VT Real Estate	$5,838	$5,591	$6,009
1290 VT Small Cap Value	$756,194	$902,178	$780,205
1290 VT SmartBeta Equity	$33,220	$36,497	$47,900
1290 VT Socially Responsible	$28,183	$30,484	$32,883
ATM International Managed Volatility	$476,394	$449,759	$474,473
ATM Large Cap Managed Volatility	$1,019,067	$984,358	$930,796
ATM Mid Cap Managed Volatility	$57,603	$55,854	$62,412
ATM Small Cap Managed Volatility	$278,134	$284,682	$315,993
EQ/400 Managed Volatility	$228,360	$215,406	$200,028
EQ/500 Managed Volatility	$2,662,564	$2,798,679	$2,907,728
EQ/2000 Managed Volatility	$1,038,205	$1,131,890	$1,137,118
EQ/AB Dynamic Aggressive Growth	$4,031	$141,706	$444,120
EQ/AB Dynamic Growth*	$1,291,240	$1,786,689	$2,087,748
EQ/AB Dynamic Moderate Growth	$8,062,992	$8,172,007	$7,781,243
EQ/AB Short Duration Government Bond	$999,012	$938,365	$991,414
EQ/AB Small Cap Growth	$5,363,064	$5,806,740	$5,368,502
EQ/American Century Mid Cap Value**	$—	$235,954	$1,340,718
EQ/American Century Moderate Growth Allocation†	$—	$—	$43,335
EQ/AXA Investment Managers Moderate Allocation†	$—	$—	$33,292
EQ/BlackRock Basic Value Equity	$5,692,762	$4,079,166	$4,235,221
EQ/Capital Group Research	$1,526,050	$1,599,059	$1,609,158
EQ/ClearBridge Large Cap Growth	$1,225,453	$1,273,233	$1,271,267
EQ/ClearBridge Select Equity Managed Volatility	$1,658,037	$1,310,585	$447,944
EQ/Common Stock Index	$2,839,154	$2,936,830	$2,866,909
EQ/Core Bond Index	$1,343,743	$1,332,902	$1,254,684
EQ/Emerging Markets Equity PLUS	$136,354	$155,691	$159,642
EQ/Equity 500 Index	$1,763,862	$1,904,397	$1,964,227
EQ/Fidelity Institutional AM® Large Cap**	$—	$416,719	$2,270,633
EQ/First Trust Moderate Growth Allocation†	$—	$—	$40,462
EQ/Franklin Balanced Managed Volatility	$2,608,823	$2,476,093	$2,279,118
EQ/Franklin Rising Dividends**	$—	$88,435	$525,179
EQ/Franklin Small Cap Value Managed Volatility	$947,587	$906,734	$906,628
EQ/Franklin Strategic Income**	$—	$60,598	$321,649
EQ/Global Bond PLUS	$379,190	$361,016	$351,561
EQ/Global Equity Managed Volatility	$4,617,510	$3,817,587	$3,519,774
EQ/Goldman Sachs Mid Cap Value**	$—	$70,009	$391,226

	Sub-Advisory Fee Paid
Portfolio	2017	2018	2019
EQ/Goldman Sachs Growth Allocation†	$—	$—	$94,478
EQ/Goldman Sachs Moderate Growth Allocation	$1,036,534	$1,349,579	$1,612,080
EQ/Intermediate Government Bond	$1,318,308	$1,307,260	$1,247,594
EQ/International Core Managed Volatility	$2,758,370	$2,661,294	$2,417,239
EQ/International Equity Index	$355,085	$349,502	$315,276
EQ/International Managed Volatility	$694,706	$696,559	$721,271
EQ/International Value Managed Volatility	$1,805,948	$1,623,555	$1,781,725
EQ/Invesco Comstock	$881,113	$941,925	$920,144
EQ/Invesco Global Real Estate**	$—	$176,999	$994,373
EQ/Invesco International Growth**	$—	$142,821	$796,840
EQ/Invesco Moderate Allocation*	$488,768	$623,644	$708,846
EQ/Invesco Moderate Growth Allocation†	$—	$—	$50,380
EQ/Wellington Energy**	$—	$80,715	$369,477
EQ/MFS Mid Cap Focused Growth**	$—	$190,080	$1,105,314
EQ/MFS Technology II**	$—	$124,766	$718,875
EQ/Janus Enterprise	$3,267,241	$3,637,964	$3,825,793
EQ/JPMorgan Growth Allocation*	$3,325	$99,556	$312,385
EQ/JPMorgan Value Opportunities	$1,911,060	$2,051,662	$1,960,617
EQ/Large Cap Core Managed Volatility	$3,500,162	$3,355,999	$3,110,105
EQ/Large Cap Growth Index	$652,908	$725,579	$734,267
EQ/Large Cap Growth Managed Volatility	$5,897,341	$6,012,989	$5,853,427
EQ/Large Cap Value Index	$104,815	$103,114	$107,106
EQ/Large Cap Value Managed Volatility	$6,564,262	$5,908,614	$5,562,086
EQ/Lazard Emerging Markets Equity**	$—	$436,526	$1,979,759
EQ/Legg Mason Growth Allocation†	$—	$—	$47,063
EQ/Legg Mason Moderate Allocation	$237,782	$372,853	$471,140
EQ/Loomis Sayles Growth	$2,190,570	$2,312,096	$2,244,462
EQ/MFS International Growth	$5,844,586	$5,640,747	$5,079,213
EQ/MFS International Intrinsic Value**	$—	$693,732	$4,009,932
EQ/MFS Technology**	$—	$186,286	$1,146,765
EQ/MFS Utilities Series**	$—	$133,559	$768,338
EQ/Mid Cap Index	$293,942	$300,856	$299,994
EQ/Mid Cap Value Managed Volatility	$3,449,826	$3,258,116	$2,956,720
EQ/Money Market	$503,875	$451,282	$480,463
EQ/Morgan Stanley Small Cap Growth	$841,253	$969,978	$1,003,377
EQ/Invesco Global	$940,607	$1,156,769	$1,217,698
EQ/PIMCO Global Real Return	$195,142	$223,514	$250,765
EQ/PIMCO Real Return**	$—	$42,114	$210,003
EQ/PIMCO Total Return**	$—	$121,606	$687,001
EQ/PIMCO Ultra Short Bond	$2,100,585	$2,134,455	$2,053,449
EQ/Quality Bond PLUS	$1,418,446	$1,438,397	$1,439,339
EQ/Small Company Index	$563,620	$600,402	$565,338
EQ/T. Rowe Price Growth Stock	$3,760,089	$4,110,628	$4,474,625
EQ/T. Rowe Price Health Sciences**	$—	$196,085	$1,051,367
EQ/Templeton Global Equity Managed Volatility*	$1,649,746	$1,572,836	$1,401,334
EQ/UBS Growth and Income	$315,013	$315,748	$302,701
Multimanager Aggressive Equity	$2,128,542	$2,370,156	$2,369,267
Multimanager Core Bond	$1,529,723	$1,543,976	$1,692,879
Multimanager Mid Cap Growth	$478,947	$560,230	$577,616

	Sub-Advisory Fee Paid
Portfolio	2017	2018	2019
Multimanager Mid Cap Value	$480,119	$444,280	$399,382
Multimanager Technology	$2,973,752	$3,560,828	$3,650,600

*

No sub-advisory fees were paid to AllianceBernstein with respect to EQ/AB Dynamic Aggressive Growth Portfolio prior to November 13, 2017. No sub-advisory fees were paid to JPMorgan with respect to EQ/JPMorgan Growth Allocation Portfolio prior to November 13, 2017. No sub-advisory fees were paid to Barrow Hanley with respect to 1290 VT Equity Income Portfolio prior to January 26, 2018. Prior to January 26, 2018, sub-advisory fees were paid to Boston Advisors, LLC with respect to 1290 VT Equity Income Portfolio. No sub-advisory fees were paid to Templeton with respect to EQ/Templeton Global Equity Managed Volatility Portfolio prior to January 1, 2018. Prior to January 1, 2018, sub-advisory fees were paid to Templeton Investment Counsel, LLC with respect to EQ/Templeton Global Equity Managed Volatility Portfolio.

**

No sub-advisory fees were paid with respect to the EQ/American Century Mid Cap Value Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Franklin Strategic Income Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Invesco International Growth Portfolio, EQ/Wellington Energy Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology II Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio, and EQ/T. Rowe Price Health Sciences Portfolio prior to October 22, 2018. No sub-advisory fees were paid to MFS with respect to EQ/MFS Mid Cap Focused Growth Portfolio or EQ/MFS Technology II Portfolio prior to November 29, 2019; prior to November 29, 2019, sub-advisory fees were paid to Ivy Investment Management Company (“IICO”). No sub-advisory fees were paid to Wellington Management with respect to EQ/Wellington Energy Portfolio prior to November 18, 2019; prior to November 18, 2019, sub-advisory fees were paid to IICO.

†

No sub-advisory fees were paid with respect to the EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, and 1290 VT Moderate Growth Allocation Portfolio prior to February 1, 2019.

The following table discloses, with respect to each Portfolio’s Sub-Adviser(s), information about persons who control the Sub-Adviser.

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/AXA Investment Managers Moderate Allocation	AXA IM is an indirect, wholly-owned subsidiary of AXA Investment Managers SA, a global investment management company headquartered in Paris, France.
1290 VT SmartBeta Equity	Rosenberg Equities is a wholly-owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Rosenberg Group is an indirect, wholly-owned subsidiary of AXA Investment Managers SA. AXA Group directly and indirectly owns substantially all of AXA Investment Managers SA’s equity and ownership interests.

1290 VT Natural Resources

1290 VT Real Estate

EQ/AB Dynamic Aggressive Growth

EQ/AB Dynamic Growth

EQ/AB Dynamic Moderate Growth

EQ/AB Short Duration Government Bond

EQ/AB Small Cap Growth

EQ/Common Stock Index

EQ/Equity 500 Index

EQ/International Equity Index

EQ/Large Cap Growth Index

EQ/Small Company Index

EQ/Large Cap Value Index

EQ/Mid Cap Index

AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/BlackRock Basic Value Equity 1290 VT Socially Responsible	BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors, Inc. (“BlackRock Advisors”). BlackRock Advisors is a wholly-owned subsidiary of BlackRock Inc. (“BlackRock”). BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
1290 VT Equity Income	BHMS is an affiliate of BrightSphere Investment Group Inc., a publicly-held company traded on the New York Stock Exchange.
EQ/American Century Mid Cap Value EQ/American Century Moderate Growth Allocation	American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
EQ/Capital Group Research	Capital International, Inc. is a wholly-owned subsidiary of Capital Group International, Inc. that is owned by Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc. and provides investment management services to institutional investors and governmental entities, a registered investment company and other pooled investment vehicles exempt from registration.
EQ/ClearBridge Large Cap Growth	ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company.
EQ/ClearBridge Select Equity Managed Volatility	ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
1290 VT Convertible Securities	Palisade is a registered investment adviser and a limited liability company. Palisade is 100% employee controlled.
1290 VT DoubleLine Opportunistic Bond 1290 VT DoubleLine Dynamic Allocation	DoubleLine is a registered investment adviser, organized as a Delaware limited partnership. Jeffrey E. Gundlach, DoubleLine’s Chief Executive Officer and Chief Investment Officer, and Philip A. Barach, DoubleLine’s President, each own significant percentages of DoubleLine and are deemed to be control persons.
EQ/Fidelity Institutional AM® Large Cap	FIAM LLC is an indirectly held subsidiary of FMR LLC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
EQ/First Trust Moderate Growth Allocation	First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Portfolio subject to the policies of the Board of Trustees.
EQ/Global Bond PLUS	WFAM (International) and WellsCap are indirect, wholly-owned subsidiaries of Wells Fargo & Company, a publicly held financial holding company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
EQ/Franklin Small Cap Value Managed Volatility	Franklin Mutual is an indirect, wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Resources.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Franklin Balanced Managed Volatility	Franklin Advisers is a wholly-owned subsidiary of Resources, a publicly owned company engaged in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Resources.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
EQ/Franklin Rising Dividends EQ/Franklin Strategic Income	Franklin Advisers is a wholly-owned subsidiary of Franklin Resources Inc., a publicly owned company engaged in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Resources.
EQ/Templeton Global Equity Managed Volatility	Templeton Global Advisors Limited is an indirect, wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Resources.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
EQ/Goldman Sachs Growth Allocation EQ/Goldman Sachs Moderate Growth Allocation EQ/Goldman Sachs Mid Cap Value	GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC.
1290 VT Small Cap Value	HKAM is a wholly-owned subsidiary of Horizon Kinetics LLC. Horizon Kinetics LLC is parent company to one U.S. registered investment adviser, HKAM, and two limited purpose broker-dealers.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
EQ/Janus Enterprise	Janus is an indirect subsidiary of Janus Henderson Group plc (“JHG”), a publicly-traded independent asset management firm, which was formed in May 2017 from the merger of Janus’ then-parent company, Janus Capital Group Inc., with Henderson Group plc.
EQ/Legg Mason Growth Allocation EQ/Legg Mason Moderate Allocation	QS Investors is a wholly-owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company.
EQ/Loomis Sayles Growth	Loomis Sayles is a subsidiary of Natixis Investment Managers, L.P. (“Natixis LP”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
1290 VT Micro Cap	Lord Abbett is owned by its members.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
EQ/Morgan Stanley Small Cap Growth	MSIM is a subsidiary of Morgan Stanley, a publicly held financial services company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
1290 VT GAMCO Mergers & Acquisitions 1290 VT GAMCO Small Company Value	GAMCO is a wholly-owned subsidiary of GAMCO Investors, Inc. (“GBL”). Mr. Mario J. Gabelli may be deemed a controlling person of GAMCO because of his controlling interest in GBL, the parent company of GAMCO, a financial services company.

EQ/Invesco Comstock

EQ/Invesco Global

EQ/Invesco Global Equity Managed Volatility

EQ/Invesco Global Real Estate

EQ/Invesco International Growth

EQ/Invesco Moderate Allocation

EQ/Invesco Moderate Growth Allocation

Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly-traded company, that through its subsidiaries, engages in the business of investment management on an international basis.

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/JPMorgan Growth Allocation EQ/JPMorgan Value Opportunities	JPMorgan is a registered investment adviser and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company.
EQ/Lazard Emerging Markets Equity	Lazard is a wholly-owned subsidiary of Lazard Ltd.
EQ/MFS International Growth EQ/MFS International Intrinsic Value EQ/MFS Mid Cap Focused Growth EQ/MFS Technology EQ/MFS Technology II EQ/MFS Utilities Series	MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.
EQ/Money Market	BNY Mellon is an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly-traded financial services company.
EQ/PIMCO Ultra Short Bond EQ/PIMCO Global Real Return EQ/PIMCO Real Return EQ/PIMCO Total Return	PIMCO is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.
EQ/Core Bond Index EQ/Intermediate Government Bond	SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc. which itself is a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.
EQ/T. Rowe Price Growth Stock EQ/T.Rowe Price Health Sciences	T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
EQ/UBS Growth and Income	UBS AM is an indirect, wholly owned subsidiary of UBS Group AG, and a member of the UBS Asset Management division. UBS AM is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.
EQ/Wellington Energy Portfolio	Wellington Management is a Delaware limited liability partnership whose sole business is investment management.

EQ/500 Managed Volatility

EQ/400 Managed Volatility

EQ/2000 Managed Volatility

EQ/International Managed Volatility

ATM Large Cap Managed Volatility

ATM Mid Cap Managed Volatility

ATM Small Cap Managed Volatility

ATM International Managed Volatility

AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
EQ/Emerging Markets Equity PLUS	EARNEST is owned approximately 87% by Westchester Limited, LLC and 13% by EP Partner Pool, LLC.
AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.
EQ/Global Equity Managed Volatility	MSIM is a subsidiary of Morgan Stanley, a publicly-held financial services company.
Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly-traded company, that through its subsidiaries, engages in the business of investment management on an international basis.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
1290 VT High Yield Bond	AXA IM is an indirect, wholly-owned subsidiary of AXA Investment Managers SA, a global investment management company headquartered in Paris, France
Post is majority owned by Principal Global Investors Holding Company US LLC, a member of the Principal Financial Group, and Nippon Life Insurance Company owns a minority stake.
EQ/International Core Managed Volatility	Federated is a wholly-owned subsidiary of Federated Hermes, Inc., a publicly traded provider of investment management products and related financial services.
MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.
EARNEST is owned approximately 87% by Westchester Limited, LLC and 13% by EP Partner Pool, LLC.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/International Value Managed Volatility	Harris is a wholly-owned subsidiary of Natixis Investment Managers, LLC, which is an indirect subsidiary of Natixis Investment Managers (“Natixis IM”), an international asset management group based in Paris, France. Natixis IM is in turn owned by Natixis, a French investment banking and financial services firm that is principally owned by BPCE, France’s second largest banking group.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
EQ/Large Cap Core Managed Volatility	Vaughan Nelson is a subsidiary of Natixis Investment Managers, L.P. (formerly Natixis Global Asset Management, L.P.) (“Natixis LP”), which is part of Natixis Investment Managers (formerly Natixis Global Asset Management) an international asset management group based in Paris, France. Natixis Investment Managers is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
Capital International, Inc. is a wholly-owned subsidiary of Capital Group International, Inc. that is owned by Capital Research and Management Company, a wholly-owned subsidiary of The Capital Group Companies, Inc. and provides investment management services to institutional investors and governmental entities, a registered investment company and other pooled investment vehicles exempt from registration.
Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
EQ/Large Cap Growth Managed Volatility	Loomis Sayles is a subsidiary of Natixis Investment Managers, L.P. (“Natixis L.P.”), which is a part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
HSMP was established in 2007. Four partners (Harry Segalas, Managing Partner and Chief Investment Officer; David Altman, Partner and Director of Research; Greg Nejmeh, Partner and President; and Bart Buxbaum, Partner and Director of Client Service) independently capitalized the firm. Harry Segalas and David Altman each owns over 25% of the firm but no one partner owns a majority stake.
Polen is controlled by Chief Executive Officer Stan Moss, and Co-Head of Team, Portfolio Manager & Analyst Dan Davidowitz.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
EQ/Large Cap Value Managed Volatility	AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.
MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
EQ/Mid Cap Value Managed Volatility	Wellington Management is a Delaware limited liability partnership whose sole business is investment management.
Diamond Hill, an Ohio corporation, is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly traded investment adviser.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Quality Bond PLUS	AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.
PIMCO is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.
Multimanager Aggressive Equity	AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.
ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company.
1832 Asset Management is an indirect wholly-owned subsidiary of The Bank of Nova Scotia.
T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
Westfield is 100% majority employee owned.
Multimanager Core Bond

BlackRock Financial is an indirect wholly-owned subsidiary of BlackRock.

BlackRock is a publicly-traded corporation (NYSE: BLK), independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

PIMCO is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.
SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.
DoubleLine is a registered investment adviser, organized as a Delaware limited partnership.
Multimanager Mid Cap Growth	AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
Franklin Advisers Inc. is a wholly-owned subsidiary of Franklin Resources, a publicly-owned company engaged in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Resources.
Wellington Management is a Delaware limited liability partnership whose sole business is investment management.
Multimanager Mid Cap Value	BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
Diamond Hill, an Ohio corporation, is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly traded investment adviser.
American Century is wholly owned by American Century Companies Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
Multimanager Technology	AllianzGI U.S. (formerly, RCM Capital Management LLC) is an indirect wholly-owned subsidiary of Allianz SE, a European-based, multinational insurance and financial services holding company that is publicly traded.
AllianceBernstein, a limited partnership organized under the laws of the State of Delaware, is a majority-owned subsidiary of Equitable Holdings, Inc., the holding company for a diversified financial services organization.
Wellington Management is a Delaware limited liability partnership whose sole business is investment management.

Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios to the extent applicable is attached in Appendix B.

Personal Trading Policies

The Trust, the Adviser and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. Each Sub-Adviser also has adopted a code of ethics under Rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio for which a Sub-Adviser serves as an investment sub-adviser. The Codes of Ethics of the Trust, the Adviser, the Distributor and the Sub-Advisers have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement, FMG LLC (in this capacity, the “Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each Portfolio of the Trust pays the Administrator an annual fee payable monthly as follows:

•

With respect to 1290 VT DoubleLine Opportunistic Bond Portfolio, 1290 VT DoubleLine Dynamic Allocation Portfolio, EQ/AB Short Duration Government Bond Portfolio, EQ/ClearBridge Large Cap Growth Portfolio, EQ/Janus Enterprise Portfolio, EQ/Loomis Sayles Growth Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/BlackRock Basic Value Equity Portfolio, 1290 VT Equity Income Portfolio, 1290 VT Socially Responsible Portfolio, EQ/Capital Group Research Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, EQ/International Equity Index Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/Invesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/Invesco Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/UBS Growth and Income Portfolio, 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Invesco International Growth Portfolio, EQ/Wellington Energy Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology II Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/Franklin Strategic Income Portfolio, EQ/PIMCO Real Return Portfolio and EQ/PIMCO Total Return Portfolio, each Portfolio pays the Administrator its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $30,000 per Portfolio. The table below shows these Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of these Portfolios:

0.100% of the first $30 billion;
0.0975% of the next $10 billion;
0.0950% of the next $5 billion; and
0.0800% thereafter

•

With respect to EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, 1290 VT Small Cap Value Portfolio, 1290 VT Micro Cap Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, 1290 VT Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, 1290 VT High Yield Bond Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Technology Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Legg Mason Moderate Allocation Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio and EQ/International Managed Volatility Portfolio and with respect to EQ/All Asset Growth Allocation Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, and EQ/Franklin Templeton Allocation Managed Volatility, (the “Allocation Portfolios”), each pays the Administrator its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of these Allocation Portfolios are aggregated with the assets of the portfolios of EQ Premier VIP Trust, which are also managed by the Adviser. The table below shows these Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of these Portfolios:

0.140% of the first $60 billion;
0.110% of the next $20 billion;
0.0875% of the next $20 billion; and
0.0800% thereafter

Pursuant to a sub-administration arrangement, the Administrator has contracted with JPMorgan Chase Bank, N.A. to provide the Trust with certain sub-administrative services, including assisting with monitoring of portfolio compliance and portfolio accounting support services, subject to the supervision of the Administrator. The Administrator pays JPMorgan Chase Bank, N.A. a fee for these services.

During the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, respectively, the Portfolios paid the following fees to the Administrator for administrative services.

	Administration Fee
Portfolio*	2017	2018	2019
1290 VT Convertible Securities	$32,510	$32,503	$32,530
1290 VT DoubleLine Dynamic Allocation	$53,047	$55,293	$53,719
1290 VT DoubleLine Opportunistic Bond	$185,364	$323,376	$390,361
1290 VT Energy	$30,010	$30,000	$30,012
1290 VT Equity Income	$612,329	$592,544	$501,970
1290 VT GAMCO Mergers & Acquisitions	$238,852	$224,389	$205,028
1290 VT GAMCO Small Company Value	$3,184,240	$3,274,266	$2,966,968

	Administration Fee
Portfolio*	2017	2018	2019
1290 VT High Yield Bond	$237,580	$249,690	$258,106
1290 VT Low Volatility Global Equity	$30,000	$30,001	$30,006
1290 VT Micro Cap	$164,356	$186,393	$182,553
1290 VT Moderate Growth Allocation††	$—	$—	$29,810
1290 VT Multi-Alternative Strategies+	$3,946	$30,000	$30,002
1290 VT Natural Resources	$30,024	$30,000	$30,021
1290 VT Real Estate	$30,012	$30,000	$30,002
1290 VT SmartBeta Equity	$30,015	$30,003	$30,025
1290 VT Small Cap Value	$320,658	$404,717	$353,921
1290 VT Socially Responsible	$138,314	$148,085	$156,995
EQ/All Asset Growth Allocation	$438,347	$448,818	$404,189
ATM International Managed Volatility	$2,052,798	$1,910,415	$2,032,403
ATM Large Cap Managed Volatility	$4,388,054	$4,175,780	$3,992,996
ATM Mid Cap Managed Volatility	$247,226	$236,731	$267,419
ATM Small Cap Managed Volatility	$1,191,733	$1,204,127	$1,351,372
EQ/400 Managed Volatility	$884,688	$824,360	$772,541
EQ/500 Managed Volatility	$10,312,200	$10,702,492	$11,228,858
EQ/2000 Managed Volatility	$4,022,101	$4,330,756	$4,391,924
EQ/Aggressive Growth Strategy	$4,380,052	$4,984,889	$4,898,700
EQ/Balanced Strategy	$4,930,065	$4,780,930	$4,303,202
EQ/Conservative Growth Strategy	$2,189,991	$2,062,700	$1,853,397
EQ/Conservative Strategy	$1,195,683	$1,003,559	$907,003
EQ/Global Equity Managed Volatility	$2,795,305	$2,602,445	$2,472,865
EQ/Growth Strategy	$6,711,540	$6,992,302	$6,486,989
EQ/International Core Managed Volatility	$2,071,728	$1,972,033	$1,839,723
EQ/International Managed Volatility	$2,690,433	$2,665,029	$2,785,785
EQ/International Value Managed Volatility	$1,235,836	$1,157,878	$1,183,865
EQ/Large Cap Core Managed Volatility	$3,249,098	$3,115,952	$2,924,180
EQ/Large Cap Growth Managed Volatility	$6,018,040	$6,152,576	$5,956,063
EQ/Large Cap Value Managed Volatility	$6,142,507	$5,749,055	$5,370,319
EQ/Mid Cap Value Managed Volatility	$2,629,832	$2,453,734	$2,260,357
EQ/Moderate Growth Strategy	$10,093,641	$9,853,272	$8,792,957
EQ/Ultra Conservative Strategy	$229,090	$361,487	$768,062
EQ/AB Dynamic Aggressive Growth	$4,277	$57,088	$181,947
EQ/AB Dynamic Growth+	$525,202	$719,080	$855,608
EQ/AB Dynamic Moderate Growth	$3,281,335	$3,288,514	$3,189,621
EQ/AB Short Duration Government Bond	$1,508,878	$1,402,194	$1,457,374
EQ/AB Small Cap Growth	$2,382,932	$2,529,860	$2,345,437
EQ/ClearBridge Large Cap Growth	$343,634	$355,519	$348,380
EQ/Franklin Balanced Managed Volatility	$1,580,506	$1,488,741	$1,372,839
EQ/Franklin Small Cap Value Managed Volatility	$368,444	$353,074	$355,598
EQ/Franklin Templeton Allocation Managed Volatility	$1,751,636	$1,606,249	$1,334,660
EQ/Goldman Sachs Growth Allocation††	$—	$—	$42,848
EQ/Goldman Sachs Moderate Growth Allocation	$456,169	$598,649	$727,571
EQ/Invesco Moderate Allocation	$240,685	$302,036	$349,075
EQ/Invesco Moderate Growth Allocation††	$—	$—	$29,849
EQ/Janus Enterprise	$845,895	$940,546	$975,554
EQ/JPMorgan Growth Allocation+	$4,276	$48,281	$153,730
EQ/Legg Mason Growth Allocation††	$—	$—	$29,802
EQ/Legg Mason Moderate Allocation	$116,992	$180,603	$232,043

	Administration Fee
Portfolio*	2017	2018	2019
EQ/Loomis Sayles Growth	$613,887	$642,016	$612,409
EQ/Morgan Stanley Small Cap Growth	$337,235	$372,180	$392,292
EQ/Templeton Global Equity Managed Volatility	$1,006,050	$945,996	$850,901
EQ/American Century Mid Cap Value**	$—	$51,800	$298,221
EQ/American Century Moderate Growth Allocation††	$—	$—	$29,839
EQ/AXA Investment Managers Moderate Allocation††	$—	$—	$29,774
EQ/BlackRock Basic Value Equity	$1,744,652	$1,664,412	$1,530,159
EQ/Capital Group Research	$381,743	$395,949	$389,385
EQ/ClearBridge Select Equity Managed Volatility	$770,798	$615,186	$239,584
EQ/Common Stock Index	$5,571,486	$5,707,949	$5,475,769
EQ/Core Bond Index	$8,139,931	$7,984,702	$7,354,719
EQ/Emerging Markets Equity PLUS	$63,353	$70,995	$73,598
EQ/Equity 500 Index	$5,114,700	$5,520,037	$5,615,495
EQ/Fidelity Institutional AM® Large Cap**	$—	$130,793	$713,046
EQ/First Trust Moderate Growth Allocation††	$—	$—	$29,813
EQ/Franklin Rising Dividends**	$—	$26,686	$158,676
EQ/Franklin Strategic Income**	$—	$20,849	$110,850
EQ/Global Bond PLUS	$374,096	$340,864	$338,832
EQ/Goldman Sachs Mid Cap Value**	$—	$16,746	$93,392
EQ/Intermediate Government Bond	$7,973,557	$7,817,524	$7,310,211
EQ/International Equity Index	$1,741,944	$1,698,885	$1,505,592
EQ/Invesco Comstock	$216,143	$228,866	$219,717
EQ/Invesco Global Real Estate**	$—	$37,596	$211,080
EQ/Invesco International Growth**	$—	$30,656	$172,332
EQ/Wellington Energy**	$—	$15,938	$74,941
EQ/MFS Mid Cap Focused Growth**	$—	$47,970	$296,597
EQ/MFS Technology II**	$—	$24,546	$148,801
EQ/JPMorgan Value Opportunities	$604,353	$648,381	$592,295
EQ/Large Cap Growth Index	$1,281,071	$1,410,048	$1,402,337
EQ/Large Cap Value Index	$636,757	$631,596	$622,332
EQ/Lazard Emerging Markets Equity**	$—	$66,090	$365,119
EQ/MFS International Growth	$1,412,667	$1,346,909	$1,180,773
EQ/MFS International Intrinsic Value**	$—	$148,393	$867,749
EQ/MFS Technology**	$—	$36,553	$226,687
EQ/MFS Utilities Series**	$—	$31,926	$183,466
EQ/Mid Cap Index	$1,874,343	$1,936,733	$1,827,417
EQ/Money Market	$1,236,697	$1,095,763	$1,147,756
EQ/Invesco Global	$228,138	$278,297	$287,707
EQ/PIMCO Global Real Return	$76,616	$86,835	$95,826
EQ/PIMCO Real Return**	$—	$16,099	$80,261
EQ/PIMCO Total Return**	$—	$46,481	$262,529
EQ/PIMCO Ultra Short Bond	$1,374,748	$1,382,236	$1,308,101
EQ/Quality Bond PLUS	$1,965,435	$1,954,184	$1,978,713
EQ/Small Company Index	$1,106,425	$1,167,304	$1,080,003
EQ/T.Rowe Price Growth Stock	$1,174,219	$1,385,151	$1,484,405
EQ/T. Rowe Price Health Sciences**	$—	$31,273	$167,337
EQ/UBS Growth and Income	$104,088	$103,581	$96,710
Multimanager Aggressive Equity	$1,353,392	$1,496,924	$1,532,933
Multimanager Core Bond	$910,602	$909,192	$1,013,112

	Administration Fee
Portfolio*	2017	2018	2019
Multimanager Mid Cap Growth	$217,226	$248,531	$259,318
Multimanager Mid Cap Value	$241,356	$218,239	$210,085
Multimanager Technology	$1,181,940	$1,399,833	$1,470,127

+	No administrative fees were paid by 1290 VT Multi-Alternative Strategies Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio or EQ/JPMorgan Growth Allocation Portfolio prior to November 13, 2017.

††

No administration fees were paid by the EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, or 1290 VT Moderate Growth Allocation Portfolio prior to February 1, 2019.

*	The Portfolios’ administrative fee structure was changed on September 1, 2017 and October 1, 2018, respectively.

**

No administration fees were paid by the EQ/American Century Mid Cap Value Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Franklin Strategic Income Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Invesco International Growth Portfolio, EQ/Wellington Energy Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology II Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio, or EQ/T. Rowe Price Health Sciences Portfolio prior to October 22, 2018.

The Distributor

The Trust has distribution agreements with AXA Distributors (also referred to as the “Distributor”), by which AXA Distributors serves as the Distributor for the Trust’s Class IA shares, Class IB shares and Class K shares. AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable and an affiliate of FMG LLC, and its address is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to the Class IA, Class IB and Class K shares of the Portfolios (“Distribution Agreements”) have been approved by the Trust’s Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) by vote of either a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.

The Trust has adopted Rule 12b-1 Distribution Plans in the manner prescribed under Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Distribution Plans, each Portfolio is authorized to pay the Distributor an annual distribution fee of up to 0.25% of each Portfolio’s average daily net assets attributable to Class IA and Class IB shares. There is no distribution plan with respect to Class K shares and the Portfolios pay no distribution fees with respect to those shares.

The Board considered various factors in connection with its decision as to whether to approve the Rule 12b-1 Distribution Plans, including: (i) the nature and causes of the circumstances which make approval or continuation of the Rule 12b-1 Distribution Plans necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plans would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plans to any other person relative to those of the Trust; (v) the effect of the Rule 12b-1

Distribution Plans on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Rule 12b-1 Distribution Plans to other distribution efforts of the Trust. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolios and attracting new investors and assets to the Portfolios to the benefit of the Portfolios and their respective Contract owners, (2) facilitate distribution of the Portfolios’ shares and (3) maintain the competitive position of the Portfolios in relation to other Portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Rule 12b-1 Distribution Plans or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that the Rule 12b-1 Distribution Plans are reasonably likely to benefit the Trust and the shareholders of the Portfolios. As such, the Trustees, including such Independent Trustees, approved each Rule 12b-1 Distribution Plan and its continuance.

Pursuant to the Rule 12b-1 Distribution Plans, the Trust compensates the Distributor from assets attributable to the Class IA and Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IA and Class IB shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IA and Class IB shares.

The Rule 12b-1 Distribution Plans are of a type known as a “compensation” plan because payments are made for expenses incurred and services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Distribution Plans and in connection with their annual consideration of the Rule 12b-1 Distribution Plans’, renewal. The Distributor’s expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IA and Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IA and Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IA and Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IA and Class IB shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IA and Class IB shares.

The Distributor does not receive any underwriting discounts or commissions, compensation on redemptions and repurchases, or brokerage commissions from the Trust.

AXA Equitable and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributor also may receive payments from Sub-Advisers of the Trust’s Portfolios, which may include Underlying Portfolios in which the Portfolios invest, and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Portfolios.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

The Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement that is entered into by the Trust with the Distributor of the Class IA and Class IB shares in connection with the Rule 12b-1 Distribution Plans will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreements must be approved by the Trust’s Board or a majority of outstanding voting securities (as defined in the 1940 Act), and a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreements. In addition, the Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement may be terminated as to Class IA and Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IA and Class IB shares of the Portfolio, as applicable, or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement. The Rule 12b-1 Distribution Plans also provide that they may not be amended to increase materially the amount (up to 0.25% of Class IA or Class IB average daily net assets annually) that may be spent for distribution of Class IA or Class IB shares of any Portfolio without the approval of Class IA or Class IB shareholders of that Portfolio.

The table below shows the amount paid by the Class IA and Class IB shares of each listed Portfolio to the Distributor pursuant to the Rule 12b-1 Distribution Plans for the fiscal year ended December 31, 2019.

Portfolio	Class IA Distribution Fee Paid to AXA Distributors	Class IB Distribution Fee Paid to AXA Distributors	Total Distribution Fees
1290 VT Convertible Securities	$—	$27,622	$27,622
1290 VT Doubleline Dynamic Allocation	$—	$117,787	$117,787
1290 VT Doubleline Opportunistic Bond	$—	$102,249	$102,249
1290 VT Energy	$—	$9,105	$9,105
1290 VT Equity Income	$85,047	$396,306	$481,353
1290 VT GAMCO Mergers & Acquisitions	$29,754	$455,521	$485,275
1290 VT GAMCO Small Company Value	$574,606	$5,870,151	$6,444,757
1290 VT High Yield Bond	$—	$87,572	$87,572
1290 VT Low Volatility Global Equity	$—	$8,837	$8,837
1290 VT Micro Cap	$—	$2,125	$2,125
1290 VT Moderate Growth Allocation*	$—	$17,726	$17,726
1290 VT Multi-Alternative Strategies	$—	$850	$850
1290 VT Natural Resources	$—	$16,845	$16,845
1290 VT Real Estate	$—	$36,589	$36,589
1290 VT Small Cap Value	$—	$14,067	$14,067
1290 VT SmartBeta Equity	$—	$43,305	$43,305
1290 VT Socially Responsible	$9,053	$401,720	$410,773
EQ/All Asset Growth Allocation	$72,172	$741,032	$813,204
EQ/400 Managed Volatility	$—	$947,958	$947,958
EQ/500 Managed Volatility	$—	$503,485	$503,485
EQ/2000 Managed Volatility	$—	$1,354,747	$1,354,747
EQ/AB Dynamic Aggressive Growth	$—	$351,797	$351,797

Portfolio	Class IA Distribution Fee Paid to AXA Distributors	Class IB Distribution Fee Paid to AXA Distributors	Total Distribution Fees
EQ/AB Dynamic Growth	$—	$1,736,905	$1,736,905
EQ/AB Dynamic Moderate Growth	$—	$6,473,937	$6,473,937
EQ/AB Short Duration Government Bond	$—	$1,246,600	$1,246,600
EQ/AB Small Cap Growth	$1,266,991	$1,881,814	$3,148,805
EQ/Aggressive Growth Strategy	$—	$9,943,835	$9,943,835
EQ/American Century Mid Cap Value	$—	$780,300	$780,300
EQ/American Century Moderate Growth Allocation*	$—	$23,780	$23,780
EQ/AXA Investment Managers Moderate Allocation*	$—	$7,761	$7,761
EQ/Balanced Strategy	$191	$8,733,957	$8,734,148
EQ/BlackRock Basic Value Equity	$386,519	$2,492,862	$2,879,381
EQ/Capital Group Research	$100,520	$905,185	$1,005,705
EQ/ClearBridge Large Cap Growth	$32,143	$857,223	$889,366
EQ/ClearBridge Select Equity Managed Volatility	$10,874	$475,443	$486,317
EQ/Common Stock Index	$10,566,403	$3,760,251	$14,326,654
EQ/Conservative Growth Strategy	$—	$3,761,959	$3,761,959
EQ/Conservative Strategy	$—	$1,841,141	$1,841,141
EQ/Core Bond Index	$148,430	$4,693,609	$4,842,039
EQ/Emerging Markets Equity PLUS	$—	$59,895	$59,895
EQ/Equity 500 Index	$5,285,658	$8,569,308	$13,854,966
EQ/Fidelity Institutional AM® Large Cap	$—	$1,860,657	$1,860,657
EQ/First Trust Moderate Growth Allocation*	$—	$21,773	$21,773
EQ/Franklin Balanced Managed Volatility	$10,714	$1,878,256	$1,888,970
EQ/Franklin Rising Dividends	$—	$415,197	$415,197
EQ/Franklin Small Cap Value Managed Volatility	$6,152	$328,792	$334,944
EQ/Franklin Strategic Income	$—	$290,024	$290,024
EQ/Franklin Templeton Allocation Managed Volatility	$13,540	$2,695,072	$2,708,612
EQ/Global Bond PLUS	$29,555	$166,628	$196,183
EQ/Global Equity Managed Volatility	$95,582	$3,310,376	$3,405,958
EQ/Goldman Sachs Growth Allocation*	$—	$62,804	$62,804
EQ/Goldman Sachs Mid Cap Value	$—	$244,356	$244,356
EQ/Goldman Sachs Moderate Growth Allocation	$—	$1,477,091	$1,477,091
EQ/Growth Strategy	$3,346	$13,163,707	$13,167,053
EQ/Intermediate Government Bond	$227,655	$825,743	$1,053,398
EQ/International Core Managed Volatility	$48,455	$2,635,163	$2,683,618
EQ/International Equity Index	$1,507,279	$2,007,997	$3,515,276
EQ/International Managed Volatility	$—	$274,457	$274,457
EQ/International Value Managed Volatility	$47,396	$1,595,867	$1,643,263
EQ/Invesco Comstock	$136,193	$370,419	$506,612
EQ/Invesco Global	$171,333	$581,445	$752,778
EQ/Invesco Global Real Estate	$—	$552,263	$552,263
EQ/Invesco International Growth	$—	$450,891	$450,891
EQ/Invesco Moderate Allocation	$—	$708,608	$708,608
EQ/Invesco Moderate Growth Allocation*	$—	$26,134	$26,134
EQ/Janus Enterprise	$201,813	$2,241,254	$2,443,067
EQ/JPMorgan Growth Allocation	$—	$294,909	$294,909
EQ/JPMorgan Value Opportunities	$49,971	$620,690	$670,661
EQ/Large Cap Core Managed Volatility	$12,452	$3,907,217	$3,919,669
EQ/Large Cap Growth Index	$222,223	$3,312,969	$3,535,192
EQ/Large Cap Growth Managed Volatility	$142,942	$10,320,936	$10,463,878

Portfolio	Class IA Distribution Fee Paid to AXA Distributors	Class IB Distribution Fee Paid to AXA Distributors	Total Distribution Fees
EQ/Large Cap Value Index	$171,277	$1,456,651	$1,627,928
EQ/Large Cap Value Managed Volatility	$2,495,916	$6,934,571	$9,430,487
EQ/Lazard Emerging Markets Equity	$—	$955,250	$955,250
EQ/Legg Mason Growth Allocation*	$—	$22,820	$22,820
EQ/Legg Mason Moderate Allocation	$—	$471,056	$471,056
EQ/Loomis Sayles Growth	$190,718	$752,040	$942,758
EQ/MFS International Growth	$93,991	$768,099	$862,090
EQ/MFS International Intrinsic Value	$—	$2,270,485	$2,270,485
EQ/MFS Mid Cap Focused Growth	$—	$776,079	$776,079
EQ/MFS Technology	$—	$593,150	$593,150
EQ/MFS Technology II	$—	$389,354	$389,354
EQ/MFS Utilities Series	$—	$479,919	$479,919
EQ/Mid Cap Index	$292,766	$4,419,198	$4,711,964
EQ/Mid Cap Value Managed Volatility	$510,634	$4,038,833	$4,549,467
EQ/Moderate Growth Strategy	$—	$17,846,310	$17,846,310
EQ/Money Market	$740,243	$2,262,647	$3,002,890
EQ/Morgan Stanley Small Cap Growth	$—	$371	$371
EQ/PIMCO Global Real Return	$—	$174,563	$174,563
EQ/PIMCO Real Return	$—	$209,972	$209,972
EQ/PIMCO Total Return	$—	$686,933	$686,933
EQ/PIMCO Ultra Short Bond	$128,924	$313,223	$442,147
EQ/Quality Bond PLUS	$457,302	$2,330,096	$2,787,398
EQ/Small Company Index	$276,651	$2,391,840	$2,668,491
EQ/T. Rowe Price Growth Stock	$514,235	$2,830,757	$3,344,992
EQ/T.Rowe Price Health Sciences	$—	$437,773	$437,773
EQ/Templeton Global Equity Managed Volatility	$6,106	$761,032	$767,138
EQ/UBS Growth and Income	$—	$253,033	$253,033
EQ/Ultra Conservative Strategy	$—	$1,557,347	$1,557,347
EQ/Wellington Energy	$—	$196,028	$196,028
Multimanager Aggressive Equity	$2,845,363	$247,330	$3,092,693
Multimanager Core Bond	$69,204	$654,989	$724,193
Multimanager Mid Cap Growth	$33,017	$330,509	$363,526
Multimanager Mid Cap Value	$23,530	$225,256	$248,786
Multimanager Technology	$66,433	$2,869,612	$2,936,045

*

No distribution fees were paid by the EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, or 1290 VT Moderate Growth Allocation Portfolio prior to February 1, 2019.

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolios to the Distributor for the purpose of compensating certain financial intermediaries and for other purposes (described above in the section entitled, “The Distributor”), the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”).

As described in the Prospectus and in more detail below, the Adviser and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Portfolios and/or support services that benefit Contract owners, plan participants or other investors who purchase through financial intermediaries, to reimburse certain expenses related to processing sales of Portfolio shares and to pay incentives to market the Portfolios, to cooperate with the Distributor’s or financial intermediaries’ promotional efforts or in recognition of financial intermediaries’ marketing support, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by the Portfolios, Contract owners, plan participants or other investors who purchase through financial intermediaries as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in the Portfolios’ Prospectuses.

Subaccounting and Other Payments.    Payments by the Adviser and/or the Distributor (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios and participants in retirement plans (collectively referred to as “subaccounting” and Contract owners and participants, “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Trust (e.g., insurance company separate accounts investing in the Trust); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Trust; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Trust, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

In accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Marketing Support Payments.    Payments by the Adviser and/or the Distributor (and their affiliates) to financial intermediaries also may include payments for marketing support services, including: providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of Contract owners that allocate contract value indirectly to one or more Portfolios, plan participants or other investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services.

Other Payments.    From time to time, the Distributor or the Adviser (or an affiliate) at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Portfolio shares. Such payments may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for financial intermediary representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by financial intermediary representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips.

Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Payment Amounts.    The payments to financial intermediaries as described above generally are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Adviser or Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Adviser or Distributor (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. Such payments may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The Adviser or Distributor or its affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial intermediaries at any time without notice. For more specific information about any revenue sharing and/or subaccounting payments made to your financial intermediary, investors should contact their investment professionals.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolios of the Trust may be charged securities brokers’ commissions, transfer taxes, and similar fees relating to securities transactions. The Adviser and the Sub-Advisers of the Portfolios, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. The Adviser and the Sub-Advisers may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.

Investment company securities (including securities of the Underlying Portfolios, but not including securities of ETFs) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the primary market.

Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of the Portfolios’ portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is generally no stated brokerage commission paid by a Portfolio for a fixed-income security, the price paid by a Portfolio to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed commission or mark-up.

The Adviser and Sub-Advisers of the Portfolios may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Adviser or Sub-Advisers. The research services include economic, market, industry and company research material.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), and by policies adopted by the Trustees, the Adviser and Sub-Advisers, as appropriate, may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Adviser and Sub-Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Adviser or the relevant Sub-Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts for which it exercises investment discretion and that the services provided by a broker provide the Adviser or the Sub-Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Portfolio for any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Adviser and the Sub-Advisers or their affiliates may choose to execute futures transactions electronically.

Certain Sub-Advisers may also receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, the Sub-Adviser’s other clients and the Sub-Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

Certain Sub-Advisers may obtain third-party research from broker-dealers or non-broker dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a Sub-Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Adviser and Sub-Advisers, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Portfolios’ brokerage commissions may not benefit the Portfolios, while research services paid for with the brokerage commissions of other clients may benefit the Portfolios. The receipt of research services from brokers will tend to reduce the Adviser’s and Sub-Advisers’ expenses in managing the Portfolios.

Securities or other investments held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Adviser or a Sub-Adviser serves as an investment adviser, or held by the Adviser or a Sub-Adviser for its own account. Because of different investment objectives or other factors, a particular security or other investment may be bought by the Adviser or a Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or a Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

When the Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In general, the Adviser and the Sub-Advisers, as appropriate, will make allocations among accounts with the same or similar investment objective based upon a variety of factors which may include, among other things, the account’s available cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

During the years ended December 31, 2017, December 31, 2018 and December 31, 2019, respectively, the listed Portfolios paid the amounts indicated in brokerage commissions:

	Brokerage Commissions Paid†
Portfolio^	2017	2018	2019
1290 VT Convertible Securities	$319	$280	$121
1290 VT DoubleLine Dynamic Allocation	$6,453	$6,095	$3,535
1290 VT Doubleline Opportunistic Bond	$—	$1	$—
1290 VT Energy	$616	$539	$595
1290 VT Equity Income	$213,650	$268,849	$235,786
1290 VT GAMCO Mergers & Acquisitions	$209,750	$167,135	$266,417
1290 VT GAMCO Small Company Value	$511,150	$352,997	$260,118
1290 VT High Yield Bond	$492	$271	$158
1290 VT Low Volatility Global Equity	$1,468	$342	$434
1290 VT Micro Cap	$93,728	$108,976	$158,814
1290 VT Moderate Growth Allocation*	$—	$—	$2,621
1290 VT Multi-Alternative Strategies	$1,122	$88	$278
1290 VT Natural Resources	$1,747	$970	$1,146
1290 VT Real Estate	$3,720	$1,558	$3,257
1290 VT Small Cap Value	$45,067	$26,901	$25,595
1290 VT SmartBeta Equity	$2,306	$3,358	$2,795
1290 VT Socially Responsible	$1,669	$1,741	$2,448
EQ/All Asset Growth Allocation	$1,596	$1,060	$1,026
ATM International Managed Volatility	$101,004	$122,687	$117,994
ATM Large Cap Managed Volatility	$90,894	$116,546	$94,566
ATM Mid Cap Managed Volatility	$8,413	$9,881	$13,490
ATM Small Cap Managed Volatility	$61,237	$83,213	$144,194
EQ/400 Managed Volatility	$29,887	$26,478	$36,811
EQ/500 Managed Volatility	$161,103	$257,839	$229,389
EQ/2000 Managed Volatility	$226,254	$292,997	$350,190
EQ/AB Dynamic Aggressive Growth	$1,152	$9,435	$18,759
EQ/AB Dynamic Growth	$44,898	$66,476	$53,359
EQ/AB Dynamic Moderate Growth	$178,948	$258,529	$169,720
EQ/AB Short Duration Government Bond	$10,830	$12,606	$18,604
EQ/AB Small Cap Growth	$662,619	$577,165	$523,956

	Brokerage Commissions Paid†
Portfolio^	2017	2018	2019
EQ/American Century Mid Cap Value**	$—	$19,897	$79,367
EQ/American Century Moderate Growth Allocation*	$—	$—	$2,465
EQ/AXA Investment Managers Moderate Allocation*	$—	$—	$9,424
EQ/BlackRock Basic Value Equity	$747,237	$452,812	$661,476
EQ/Capital Group Research	$68,483	$56,775	$75,374
EQ/ClearBridge Large Cap Growth	$50,400	$30,914	$35,149
EQ/ClearBridge Select Equity Managed Volatility	$50,504	$193,134	$35,297
EQ/Common Stock Index	$76,609	$80,700	$74,380
EQ/Emerging Markets Equity PLUS	$20,591	$14,490	$14,974
EQ/Equity 500 Index	$27,780	$29,948	$35,311
EQ/Fidelity Institutional AM® Large Cap**	$—	$307,787	$382,957
EQ/First Trust Moderate Growth Allocation*	$—	$—	$4,024
EQ/Franklin Balanced Managed Volatility	$98,209	$180,055	$64,891
EQ/Franklin Rising Dividends**	$—	$2,245	$6,250
EQ/Franklin Small Cap Value Managed Volatility	$69,217	$95,640	$107,707
EQ/Franklin Strategic Income**	$—	$1,075	$2,938
EQ/Global Equity Managed Volatility	$577,496	$387,109	$251,398
EQ/Goldman Sachs Growth Allocation*	$—	$—	$3,549
EQ/Goldman Sachs Mid Cap Value**	$—	$15,378	$72,993
EQ/Goldman Sachs Moderate Growth Allocation	$20,953	$37,316	$27,529
EQ/International Core Managed Volatility	$299,585	$368,506	$392,736
EQ/International Equity Index	$92,345	$98,699	$88,700
EQ/International Managed Volatility	$95,486	$127,946	$91,641
EQ/International Value Managed Volatility	$99,717	$379,822	$148,797
EQ/Invesco Comstock	$73,176	$67,001	$84,318
EQ/Invesco Global	$42,187	$54,351	$54,946
EQ/Invesco Global Real Estate**	$—	$32,608	$238,030
EQ/Invesco International Growth**	$—	$63,581	$175,360
EQ/Invesco Moderate Allocation	$10,105	$20,019	$16,301
EQ/Invesco Moderate Growth Allocation*	$—	$—	$4,049
EQ/Wellington Energy**	$—	$9,648	$51,293
EQ/MFS Mid Cap Focused Growth**	$—	$13,814	$138,222
EQ/MFS Technology II**	$—	$1,705	$95,359
EQ/Janus Enterprise	$126,714	$133,865	$97,588
EQ/JPMorgan Growth Allocation	$1,353	$11,494	$19,321
EQ/JPMorgan Value Opportunities	$462,648	$601,354	$628,446
EQ/Large Cap Core Managed Volatility	$376,010	$381,666	$262,510
EQ/Large Cap Growth Index	$9,076	$9,905	$8,529
EQ/Large Cap Growth Managed Volatility	$447,216	$447,119	$348,281
EQ/Large Cap Value Index	$9,822	$11,584	$4,025
EQ/Large Cap Value Managed Volatility	$444,963	$366,599	$356,145
EQ/Lazard Emerging Markets Equity**	$—	$182,841	$121,729
EQ/Legg Mason Growth Allocation*	$—	$—	$3,963
EQ/Legg Mason Moderate Allocation	$4,155	$4,674	$19,337
EQ/Loomis Sayles Growth	$67,678	$74,356	$68,032
EQ/MFS International Growth	$365,575	$228,537	$158,098
EQ/MFS International Intrinsic Value**	$—	$8,032	$88,422
EQ/MFS Technology**	$—	$4,151	$24,446
EQ/MFS Utilities Series**	$—	$14,058	$46,215
EQ/Mid Cap Index	$55,242	$55,139	$54,959

	Brokerage Commissions Paid†
Portfolio^	2017	2018	2019
EQ/Mid Cap Value Managed Volatility	$251,787	$274,821	$232,186
EQ/Morgan Stanley Small Cap Growth	$170,772	$147,025	$127,511
EQ/PIMCO Global Real Return	$3,959	$3,871	$8,022
EQ/PIMCO Real Return**	$—	$1,290	$5,744
EQ/PIMCO Total Return**	$—	$4,269	$16,965
EQ/PIMCO Ultra Short Bond	$66,908	$166,840	$120,291
EQ/Quality Bond PLUS	$30,826	$33,726	$31,059
EQ/Small Company Index	$70,641	$22,827	$56,953
EQ/T. Rowe Price Growth Stock	$302,372	$232,594	$147,221
EQ/T. Rowe Price Health Sciences**	$—	$6,041	$34,227
EQ/Templeton Global Equity Managed Volatility	$164,239	$225,419	$151,225
EQ/UBS Growth and Income	$78,856	$47,314	$63,058
Multimanager Aggressive Equity	$389,998	$319,326	$409,863
Multimanager Core Bond	$41,638	$65,598	$42,349
Multimanager Mid Cap Growth	$67,147	$67,872	$63,959
Multimanager Mid Cap Value	$38,365	$31,799	$21,099
Multimanager Technology	$495,949	$456,479	$532,783

^

The Strategic Allocation Portfolios, 1290 VT DoubleLine Opportunistic Bond Portfolio, EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/Core Bond Index, EQ/Global Bond PLUS Portfolio, EQ/Intermediate Government Bond Portfolio and EQ/Money Market Portfolio are not included in the table above because they did not pay brokerage commissions during the periods indicated.

*

No brokerage commissions were paid by the EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, or 1290 VT Moderate Growth Allocation Portfolio prior to February 1, 2019.

**

No brokerage commissions were paid by the EQ/American Century Mid Cap Value Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Franklin Strategic Income Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Invesco International Growth Portfolio, EQ/Wellington Energy Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology II Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio, or EQ/T. Rowe Price Health Sciences Portfolio prior to October 22, 2018.

†

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Adviser, changes in transaction costs and market conditions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates, including Sanford C. Bernstein & Co., LLC, Sub-Advisers, brokers who are affiliates of such Sub-Advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the Sub-Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Adviser or Sub-Advisers or their respective affiliates, unless pursuant to an exemption from the SEC. The Trust relies on exemptive relief from the SEC that permits a portion of a Portfolio that has multiple portions advised by different Sub-Advisers and/or the Adviser to engage in principal and brokerage transactions with an Adviser (or an affiliate of that Adviser) to another portion of the same Portfolio, subject to certain conditions. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser and brokers that are affiliates of a Sub-Adviser to a Portfolio for which that Sub-Adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or Sub-Advisers or their respective affiliates.

During the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019, respectively, the following Portfolios paid the amounts indicated to the affiliated broker-dealers of the Adviser or affiliates of the Sub-Advisers to each Portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2017

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
1290 VT GAMCO Mergers & Acquisitions	G. Research	$153,365	73.12%	66.29%
1290 VT GAMCO Small Company Value	G. Research	$426,232	83.39%	73.46%
EQ/Franklin Small Cap Value Managed Volatility	Sanford C. Bernstein & Co., Inc.	$1,517	2.19%	1.18%
EQ/Global Equity Managed Volatility	Morgan Stanley & Co., Inc.	$15,972	2.77%	0.32%
	Sanford C. Bernstein & Co., LLC	$2,926	0.51%	0.21%
EQ/International Value Managed Volatility	Sanford C. Bernstein & Co., LLC	$4,267	4.28%	0.65%
EQ/Large Cap Core Managed Volatility	Sanford C. Bernstein & Co., LLC	$19,804	5.27%	1.25%
EQ/Large Cap Growth Managed Volatility	Sanford C. Bernstein & Co., LLC	$36,985	8.27%	1.47%
EQ/Mid Cap Value Managed Volatility	Sanford C. Bernstein & Co., LLC	$3,616	1.44%	0.06%
EQ/ClearBridge Large Cap Growth	Sanford C. Bernstein & Co., LLC	$865	1.72%	0.45%
EQ/Loomis Sayles Growth	Sanford C. Bernstein & Co., LLC	$120	0.18%	0.10%
EQ/Morgan Stanley Small Cap Growth	Sanford C. Bernstein & Co., LLC	$5,396	3.16%	2.88%
	Bank of America Corp – BIDS	$1,234	0.72%	5.69%
EQ/ClearBridge Select Equity Managed Volatility	Sanford C. Bernstein & Co., LLC	$3,318	6.57%	0.31%
EQ/Invesco Comstock	Invesco Capital Markets Inc.	$3,510	4.80%	5.52%
	Sanford C. Bernstein & Co., LLC	$4,944	6.76%	6.22%
EQ/Invesco Global	Sanford C. Bernstein & Co., LLC	$1,894	4.49%	4.43%
EQ/T. Rowe Price Growth Stock	Sanford C. Bernstein & Co., LLC	$11,036	3.65%	4.49%
EQ/UBS Growth and Income	UBS AG	$13,536	17.17%	10.10%
Multimanager Aggressive Equity	Sanford C. Bernstein & Co., LLC	$2,503	0.64%	0.79%

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
Multimanager Mid Cap Growth	Sanford C. Bernstein & Co., LLC	$141	0.21%	0.15%
Multimanager Mid Cap Value	Sanford C. Bernstein & Co., LLC	$2,533	6.60%	4.68%
Multimanager Technology	Sanford C. Bernstein & Co., LLC	$659	0.13%	0.11%

†

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.

FISCAL YEAR ENDED DECEMBER 31, 2018

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
1290 VT Equity Income	Sanford C. Bernstein & Co., Inc.	$1,776	0.66%	0.27%
1290 VT GAMCO Mergers & Acquisitions	G. Research	$68,872	41.21%	45.16%
1290 VT GAMCO Small Company Value	G. Research	$212,697	60.25%	61.41%
EQ/American Century Mid Cap Value	Sanford C. Bernstein & Co., Inc.	$2,896	14.56%	14.92%
EQ/ClearBridge Large Cap Growth	Sanford C. Bernstein & Co., Inc.	$30	0.00%	0.00%
EQ/Fidelity Institutional® AM Large Cap	Sanford C. Bernstein & Co., Inc.	$218	0.07%	0.07%
EQ/Franklin Small Cap Value Managed Volatility	Sanford C. Bernstein & Co., Inc.	$9,456	9.89%	5.07%
EQ/Franklin Strategic Income	Sanford C. Bernstein & Co., Inc.	$250	23.26%	1.78%
EQ/Global Equity Managed Volatility	Morgan Stanley & Co., Inc.	$134	0.03%	0.00%
	Sanford C. Bernstein & Co., Inc.	$2,095	0.54%	0.17%
EQ/International Value Managed Volatility	Sanford C. Bernstein & Co., Inc.	$14,344	3.78%	1.22%
EQ/Invesco Comstock	Sanford C. Bernstein & Co., Inc.	$740	1.10%	5.25%
	Invesco Capital Markets Inc	$7,385	11.02%	11.11%
EQ/Invesco Global Real Estate	Sanford C. Bernstein & Co., Inc.	$35	0.11%	0.17%
EQ/Invesco International Growth	Sanford C. Bernstein & Co., Inc.	$2,376	3.74%	3.33%
EQ/Invesco Moderate Allocation	Invesco Capital Markets, Inc.	$11	0.05%	0.01%
EQ/Wellington Energy	Sanford C. Bernstein & Co., Inc.	$87	0.90%	6.78%
EQ/MFS Mid Cap Focused Growth	Sanford C. Bernstein & Co., Inc.	$359	2.60%	10.56%
EQ/MFS Technology II	Sanford C. Bernstein & Co., Inc.	$204	11.94%	42.84%
EQ/Large Cap Core Managed Volatility	Sanford C. Bernstein & Co., Inc.	$17,608	4.61%	0.81%

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
EQ/Large Cap Growth Managed Volatility	Sanford C. Bernstein & Co., Inc.	$33,869	7.57%	1.18%
EQ/Loomis Sayles Growth	Sanford Bernstein & Co.	$85	0.11%	0.17%
EQ/Mid Cap Value Managed Volatility	Sanford Bernstein & Co.	$750	0.27%	0.09%
EQ/Morgan Stanley Small Cap Growth	Bank of America Corp.	$279	0.19%	0.23%
	Sanford C. Bernstein & Co., Inc.	$5,642	3.84%	2.51%
EQ/ClearBridge Select Equity Managed Volatility	Sanford C. Bernstein & Co., Inc.	$4,975	2.58%	0.56%
EQ/Invesco Global	Sanford C. Bernstein & Co., Inc.	$1,472	2.71%	3.55%
EQ/T.Rowe Price Growth Stock	Sanford C. Bernstein & Co., Inc.	$7,312	3.14%	2.34%
EQ/T.Rowe Price Health Sciences	Sanford C. Bernstein & Co., Inc.	$5	0.08%	0.20%
Multimanager Aggressive Equity	Sanford C. Bernstein & Co., Inc.	$2,655	0.83%	0.94%
Multimanager Mid Cap Growth	Sanford C. Bernstein & Co., Inc.	$117	0.17%	0.19%
Multimanager Mid Cap Value	Sanford C. Bernstein & Co., Inc.	$1,682	5.29%	3.53%
Multimanager Technology	Sanford C. Bernstein & Co., Inc.	$223	0.05%	0.16%

†

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.

FISCAL YEAR ENDED DECEMBER 31, 2019

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
1290 VT GAMCO Mergers & Acquisitions Portfolio	G. Research	$151,331	56.80%	71.76%
1290 VT GAMCO Small Company Value Portfolio	G. Research	$190,985	73.42%	82.92%
EQ/American Century Mid Cap Value Portfolio	Sanford C. Bernstein & Co., LLC	$11,687	14.72%	13.39%
EQ/American Century Moderate Growth Allocation Portfolio	Sanford C. Bernstein & Co., LLC	$791	32.09%	29.05%
EQ/ClearBridge Large Cap Growth Portfolio	Sanford C. Bernstein & Co., LLC	$429	1.22%	0.38%
EQ/Clearbridge Select Equity Managed Volatility Portfolio	Sanford C. Bernstein & Co., LLC	$688	1.95%	0.60%

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
EQ/Fidelity Institutional AM® Large Cap Portfolio	National Financial Services LLC	$62,932	16.43%	22.82%
EQ/Franklin Rising Dividends Portfolio	Sanford C. Bernstein & Co., LLC	$19	0.30%	0.41%
EQ/Franklin Small Cap Value Managed Volatility Portfolio	Sanford C. Bernstein & Co., LLC	$15,231	14.14%	9.26%
EQ/Global Equity Managed Volatility Portfolio	Sanford C. Bernstein & Co., LLC	$1,783	0.71%	0.22%
EQ/Goldman Sachs Mid Cap Value Portfolio	BTIG LLC	$13	0.02%	0.06%
EQ/Goldman Sachs Mid Cap Value Portfolio	Liquidnet, Inc.	$1,575	2.16%	2.43%
EQ/Goldman Sachs Mid Cap Value Portfolio	Sanford C. Bernstein & Co., LLC	$1,729	2.37%	2.26%
EQ/International Value Managed Volatility Portfolio	Sanford C. Bernstein & Co., LLC	$127	0.09%	0.04%
EQ/Invesco Comstock Portfolio	Invesco Capital Markets, Inc.	$3,065	3.64%	6.87%
EQ/Invesco Comstock Portfolio	Sanford C. Bernstein & Co., LLC	$1,976	2.34%	2.65%
EQ/Invesco Global Real Estate Portfolio	Sanford C. Bernstein & Co., LLC	$492	0.21%	0.26%
EQ/Invesco International Growth Portfolio	Sanford C. Bernstein & Co., LLC	$5,130	2.93%	2.27%
EQ/Invesco Moderate Allocation Portfolio	Invesco Capital Markets, Inc.	$11	0.07%	0.00%
EQ/Janus Enterprise Portfolio	Sanford C. Bernstein & Co., LLC	$756	0.77%	0.01%
EQ/Large Cap Core Managed Volatility Portfolio	Sanford C. Bernstein & Co., LLC	$13,669	5.21%	0.72%
EQ/Large Cap Growth Managed Volatility Portfolio	Sanford C. Bernstein & Co., LLC	$15,678	4.50%	0.82%
EQ/Legg Mason Moderate Allocation Portfolio	Sanford C. Bernstein & Co., LLC	$1	0.01%	0.00%
EQ/Loomis Sayles Growth Portfolio	Sanford C. Bernstein & Co., LLC	$32	0.05%	0.05%
EQ/MFS Mid Cap Focused Growth Portfolio	Sanford C. Bernstein & Co., LLC	$1,561	0.00%	0.00%
EQ/Mid Cap Value Managed Volatility Portfolio	Sanford C. Bernstein & Co., LLC	$577	0.25%	0.10%
EQ/Morgan Stanley Small Cap Growth Portfolio	Sanford C. Bernstein & Co., LLC	$2,025	1.59%	0.84%

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
EQ/Invesco Global Portfolio	Sanford C. Bernstein & Co., LLC	$1,763	3.21%	4.48%
EQ/MFS Technology II Portfolio	Sanford C. Bernstein & Co., LLC	$938	0.97%	1.95%
EQ/T.Rowe Price Growth Stock Portfolio	Sanford C. Bernstein & Co., LLC	$4,274	2.90%	2.19%
EQ/T.Rowe Price Health Sciences Portfolio	Sanford C. Bernstein & Co., LLC	$409	1.19%	1.27%
EQ/Wellington Energy Portfolio	Sanford C. Bernstein & Co., LLC	$2,080	4.06%	3.42%
Multimanager Aggressive Equity Portfolio	Sanford C. Bernstein & Co., LLC	$3,493	0.85%	0.78%
Multimanager Mid Cap Growth Portfolio	Sanford C. Bernstein & Co., LLC	$48	0.07%	0.24%
Multimanager Mid Cap Value Portfolio	Sanford C. Bernstein & Co., LLC	$1,727	8.18%	4.00%
Multimanager Technology Portfolio	Sanford C. Bernstein & Co., LLC	$390	0.07%	0.11%

†

Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2019, the following Portfolios directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the Portfolios paid the brokerage commissions indicated:

Portfolio	Transaction Amount		Related Brokerage Commission Paid
1290 VT DoubleLine Dynamic Allocation		$5,579,739		$2,634
1290 VT Equity Income		$353,267,056		$156,571
1290 VT Micro Cap		$107,739		$65,337
EQ/AB Dynamic Aggressive Growth		$18,931,956		$1,133
EQ/AB Dynamic Growth		$21,983,427		$1,182
EQ/AB Dynamic Moderate Growth	$	N/A	$	N/A
EQ/AB Small Cap Growth		$890,877,386		$190,775
EQ/American Century Mid Cap Value		$150,187,697		$35,730
EQ/BlackRock Basic Value Equity		$892,193,087		$434,797
EQ/Capital Group Research	$	N/A	$	N/A
EQ/ClearBridge Large Cap Growth		$104,811,873		$26,374
EQ/ClearBridge Select Equity Managed Volatility		$35,201,381		$13,354
EQ/Emerging Markets Equity PLUS		$3,852,940		$8,400
EQ/Fidelity Institutional AM® Large Cap		$897,282,972		$181,943
EQ/Franklin Balanced Managed Volatility		$69,632,062		$27,764
EQ/Franklin Rising Dividends		$19,760,939		$4,009
EQ/Franklin Small Cap Value Managed Volatility		$112,117,869		$31,197
EQ/Global Equity Managed Volatility		$196,873,321		$86,262
EQ/Goldman Sachs Mid Cap Value		$150,609,696		$71,315

Portfolio	Transaction Amount	Related Brokerage Commission Paid
EQ/International Core Managed Volatility	$244,526,961		$305,116
EQ/International Value Managed Volatility	$170,969,790		$17,967
EQ/Invesco Comstock	$64,497,694		$57,610
EQ/Invesco Global	$64,097,161		$21,311
EQ/Invesco Global Real Estate	$54,821,949		$56,397
EQ/Invesco International Growth	$44,907,967		$78,893
EQ/Janus Enterprise	$253,781,370		$81,996
EQ/JPMorgan Growth Allocation	$52,856,388	$	N/A
EQ/JPMorgan Value Opportunities	$1,878,166,981		$209,421
EQ/Large Cap Core Managed Volatility	$268,745,264		$82,862
EQ/Large Cap Growth Managed Volatility	$686,484,892		$153,848
EQ/Large Cap Value Managed Volatility	$580,814,389		$164,356
EQ/Lazard Emerging Markets Equity	$111,384,019		$68,521
EQ/Loomis Sayles Growth	$159,468,869		$40,736
EQ/MFS International Growth	$234,881,167	$	N/A
EQ/MFS International Intrinsic Value	$116,880,647	$	N/A
EQ/MFS Mid Cap Focused Growth	$59,484,249		$31,061
EQ/MFS Technology	$94,164,990		$10,421
EQ/MFS Utilities Series	$77,445,894		$9,552
EQ/Mid Cap Value Managed Volatility	$306,939,240		$58,451
EQ/Morgan Stanley Small Cap Growth	$173,145,728		$28,647
EQ/Science and Technology	$51,911,515		$24,530
EQ/T. Rowe Price Growth Stock	$380,238,450		$21,737
EQ/T. Rowe Price Health Sciences	$73,133,875		$4,827
EQ/Templeton Global Equity Managed Volatility	$161,835,738		$66,561
EQ/UBS Growth and Income	$65,323		$35,323
EQ/Wellington Energy	$26,805,172		$38,252
Multimanager Aggressive Equity	$383,460,797		$301,375
Multimanager Mid Cap Growth	$106,903,516		$21,671
Multimanager Mid Cap Value	$26,261,386		$9,245
Multimanager Technology	$1,171,009,605		$539,485

Investments in Regular Broker-Dealers

As of December 31, 2019, the following Portfolios owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security	Value (000)
EQ/AB Dynamic Moderate Growth Portfolio	Barclays Capital, Inc.	E	$1,661
	BNP Paribas Securities Corp.	E	$2,947
	Citigroup Global Markets Inc.	E	$8,071
	Credit Agricole Securities (USA) Inc.	E	$926
	Credit Suisse Securities (USA) LLC	E	$1,400
	Goldman Sachs & Co. LLC	E	$3,327
	J.P. Morgan Securities LLC	E	$19,931
	Morgan Stanley & Co. LLC	E	$2,870
	UBS Securities LLC	E	$1,972

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security	Value (000)

1290 VT SmartBeta Equity Portfolio	Citigroup Global Markets Inc.	E	$88
	J.P. Morgan Securities LLC	E	$70
	Morgan Stanley & Co. LLC	E	$77

EQ/Equity 500 Index Portfolio	Citigroup Global Markets Inc.	E	$42,853
	Goldman Sachs & Co. LLC	E	$17,680
	J.P. Morgan Securities LLC	E	$105,845
	Morgan Stanley & Co. LLC	E	$15,245

EQ/JPMorgan Value Opportunities Portfolio	Citigroup Global Markets Inc.	E	$15,359
	Morgan Stanley & Co. LLC	E	$17,861

EQ/BlackRock Basic Value Equity Portfolio	Citigroup Global Markets Inc.	E	$60,311
	Goldman Sachs & Co. LLC	E	$4,185
	J.P. Morgan Securities LLC	E	$75,627
	Morgan Stanley & Co. LLC	E	$18,630

EQ/Core Bond Index Portfolio	Barclays Capital, Inc.	D	$13,054
	BNP Paribas Securities Corp.	D	$3,805
	Citigroup Global Markets Inc.	D	$49,075
	Credit Suisse Securities (USA) LLC	D	$10,271
	Goldman Sachs & Co. LLC	D	$39,137
	J.P. Morgan Securities LLC	D	$60,193
	Jefferies LLC	D	$1,728
	Morgan Stanley & Co. LLC	D	$43,450

EQ/Small Company Index Portfolio	Citigroup Global Markets Inc.	E	$58

EQ/Capital Group Research Portfolio	J.P. Morgan Securities LLC	E	$6,198

EQ/Mid Cap Index Portfolio	Jefferies LLC	E	$5,873

EQ/Common Stock Index Portfolio	Citigroup Global Markets Inc.	E	$34,319
	Goldman Sachs & Co. LLC	E	$14,279
	J.P. Morgan Securities LLC	E	$84,313
	Jefferies LLC	E	$1,066
	Morgan Stanley & Co. LLC	E	$11,552

EQ/International Equity Index Portfolio	Barclays Capital, Inc.	E	$6,697
	BNP Paribas Securities Corp.	E	$24,286

1290 VT Equity Income Portfolio	J.P. Morgan Securities LLC	E	$10,954

EQ/PIMCO Ultra Short Bond Portfolio	Citigroup Global Markets Inc.	D	$17,891
	Credit Suisse Securities (USA) LLC	D	$13,979
	Goldman Sachs & Co. LLC	D	$16,149
	J.P. Morgan Securities LLC	D	$25,121
	Merrill Lynch, Pierce, Fenner & Smith Inc.	D	$30
	Morgan Stanley & Co. LLC	D	$20,049

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security	Value (000)

EQ/Invesco Comstock Portfolio	Citigroup Global Markets Inc.	E	$12,852
	Goldman Sachs & Co. LLC	E	$3,329
	J.P. Morgan Securities LLC	E	$8,587
	Morgan Stanley & Co. LLC	E	$4,934

EQ/Large Cap Value Index Portfolio	Citigroup Global Markets Inc.	E	$8,465
	Goldman Sachs & Co. LLC	E	$3,582
	J.P. Morgan Securities LLC	E	$21,109
	Jefferies LLC	E	$270
	Morgan Stanley & Co. LLC	E	$2,912

EQ/Invesco Global Portfolio	Citigroup Global Markets Inc.	E	$8,907
	Credit Suisse Securities (USA) LLC	E	$4,161
	Goldman Sachs & Co. LLC	E	$961
	UBS Securities LLC	E	$629

EQ/AB Short Duration Government Bond Portfolio	BNP Paribas Securities Corp.	D	$1,470
	Citigroup Global Markets Inc.	D	$8,617
	Credit Agricole Securities (USA) Inc.	D	$2,227
	Goldman Sachs & Co. LLC	D	$16,809
	J.P. Morgan Securities LLC	D	$3,881
	Morgan Stanley & Co. LLC	D	$7,353
	UBS Securities LLC	D	$5,482

EQ/PIMCO Global Real Return Portfolio	Barclays Capital, Inc.	D	$264
	Citigroup Global Markets Inc.	D	$214
	Credit Suisse Securities (USA) LLC	D	$634
	Goldman Sachs & Co. LLC	D	$97
	J.P. Morgan Securities LLC	D	$324

EQ/500 Managed Volatility Portfolio	Citigroup Global Markets Inc.	E	$56,420
	Goldman Sachs & Co. LLC	E	$23,676
	J.P. Morgan Securities LLC	E	$141,435
	Morgan Stanley & Co. LLC	E	$20,342

ATM Large Cap Managed Volatility Portfolio	Citigroup Global Markets Inc.	E	$19,550
	Goldman Sachs & Co. LLC	E	$8,217
	J.P. Morgan Securities LLC	E	$49,020
	Morgan Stanley & Co. LLC	E	$7,049

EQ/2000 Managed Volatility Portfolio	Citigroup Global Markets Inc.	E	$436

ATM Small Cap Managed Volatility Portfolio	Citigroup Global Markets Inc.	E	$169

EQ/400 Managed Volatility Portfolio	Jefferies LLC	E	$1,818

ATM Mid Cap Managed Volatility Portfolio	Jefferies LLC	E	$622

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security	Value (000)
EQ/International Managed Volatility Portfolio	Barclays Capital, Inc.	E	$5,966
	BNP Paribas Securities Corp.	E	$9,650
	Credit Agricole Securities (USA) Inc.	E	$2,422
	Credit Suisse Securities (USA) LLC	E	$5,011
	UBS Securities LLC	E	$7,057

ATM International Managed Volatility Portfolio	Barclays Capital, Inc.	E	$4,279
	BNP Paribas Securities Corp.	E	$6,950
	Credit Agricole Securities (USA) Inc.	E	$1,760
	Credit Suisse Securities (USA) LLC	E	$3,609
	UBS Securities LLC	E	$5,082

Multimanager Aggressive Equity Portfolio	Citigroup Global Markets Inc.	E	$2,461

EQ/Quality Bond PLUS Portfolio	Barclays Capital, Inc.	D	$6,571
	BNP Paribas Securities Corp.	D	$415
	Citigroup Global Markets Inc.	D	$7,743
	Credit Agricole Securities (USA) Inc.	D	$1,413
	Credit Suisse Securities (USA) LLC	D	$6,496
	Goldman Sachs & Co. LLC	D	$13,078
	J.P. Morgan Securities LLC	D	$10,332
	Jefferies LLC	E	$1
	Merrill Lynch, Pierce, Fenner & Smith Inc.	D	$19
	Morgan Stanley & Co. LLC	D	$5,401
	UBS Securities LLC	D	$5,806

EQ/International Value Managed Volatility Portfolio	Barclays Capital, Inc.	E	$2,636
	BNP Paribas Securities Corp.	E	$17,404
	Credit Suisse Securities (USA) LLC	E	$11,412

EQ/Global Equity Managed Volatility Portfolio	Barclays Capital, Inc.	E	$1,668
	BNP Paribas Securities Corp.	E	$2,709
	Citigroup Global Markets Inc.	E	$12,870
	Credit Agricole Securities (USA) Inc.	E	$680
	Credit Suisse Securities (USA) LLC	E	$5,410
	Goldman Sachs & Co. LLC	E	$2,717
	J.P. Morgan Securities LLC	E	$10,780
	Morgan Stanley & Co. LLC	E	$1,550
	UBS Securities LLC	E	$2,577

EQ/Large Cap Value Managed Volatility Portfolio	Citigroup Global Markets Inc.	E	$63,372
	Goldman Sachs & Co. LLC	E	$24,888
	J.P. Morgan Securities LLC	E	$129,156
	Jefferies LLC	E	$1,003
	Morgan Stanley & Co. LLC	E	$17,587

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security	Value (000)
Multimanager Mid Cap Value Portfolio	Citigroup Global Markets Inc.	E	$7
	Jefferies LLC	E	$179

Multimanager Core Bond Portfolio	Barclays Capital, Inc.	D	$4,121
	BNP Paribas Securities Corp.	D	$681
	Citigroup Global Markets Inc.	D	$15,295
	Credit Agricole Securities (USA) Inc.	D	$764
	Credit Suisse Securities (USA) LLC	D	$11,574
	Goldman Sachs & Co. LLC	D	$7,949
	J.P. Morgan Securities LLC	D	$15,417
	Jefferies LLC	D	$19
	Merrill Lynch, Pierce, Fenner & Smith Inc.	D	$11
	Morgan Stanley & Co. LLC	D	$9,357
	UBS Securities LLC	D	$2,949

EQ/Global Bond PLUS Portfolio	Barclays Capital, Inc.	D	$413
	BNP Paribas Securities Corp.	D	$135
	Citigroup Global Markets Inc.	D	$1,062
	Credit Suisse Securities (USA) LLC	D	$468
	Goldman Sachs & Co. LLC	D	$847
	J.P. Morgan Securities LLC	D	$1,344
	Jefferies LLC	D	$54
	Morgan Stanley & Co. LLC	D	$941

EQ/Franklin Balanced Managed Volatility Portfolio	Barclays Capital, Inc.	D	$472
	Barclays Capital, Inc.	E	$3,331
	BNP Paribas Securities Corp.	D	$318
	Citigroup Global Markets Inc.	D	$7,671
	Citigroup Global Markets Inc.	E	$1,192
	Credit Suisse Securities (USA) LLC	D	$265
	Goldman Sachs & Co. LLC	D	$2,991
	Goldman Sachs & Co. LLC	E	$501
	J.P. Morgan Securities LLC	D	$6,423
	J.P. Morgan Securities LLC	E	$14,167
	Jefferies LLC	D	$109
	Morgan Stanley & Co. LLC	D	$2,127
	Morgan Stanley & Co. LLC	E	$1,861

EQ/Franklin Small Cap Value Managed Volatility Portfolio	Citigroup Global Markets Inc.	E	$17

EQ/ClearBridge Select Equity Managed Volatility Portfolio	Citigroup Global Markets Inc.	E	$543
	Goldman Sachs & Co. LLC	E	$228
	J.P. Morgan Securities LLC	E	$1,362
	Morgan Stanley & Co. LLC	E	$196

EQ/Invesco Moderate Allocation Portfolio	Citigroup Global Markets Inc.	E	$689
	Goldman Sachs & Co. LLC	E	$271
	J.P. Morgan Securities LLC	E	$1,616
	Morgan Stanley & Co. LLC	E	$233

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security	Value (000)
EQ/Templeton Global Equity Managed Volatility Portfolio	Barclays Capital, Inc.	E	$4,593
	BNP Paribas Securities Corp.	E	$9,529
	Citigroup Global Markets Inc.	E	$8,086
	Credit Agricole Securities (USA) Inc.	E	$2,640
	Credit Suisse Securities (USA) LLC	E	$332
	Goldman Sachs & Co. LLC	E	$410
	J.P. Morgan Securities LLC	E	$2,449
	Morgan Stanley & Co. LLC	E	$352
	UBS Securities LLC	E	$2,236

EQ/International Core Managed Volatility Portfolio	Barclays Capital, Inc.	E	$4,561
	BNP Paribas Securities Corp.	E	$6,563
	Credit Agricole Securities (USA) Inc.	E	$868
	Credit Suisse Securities (USA) LLC	E	$6,041
	UBS Securities LLC	E	$2,570

EQ/Mid Cap Value Managed Volatility Portfolio	Jefferies LLC	E	$1,129

EQ/Large Cap Core Managed Volatility Portfolio	Citigroup Global Markets Inc.	E	$21,539
	Goldman Sachs & Co. LLC	E	$3,413
	J.P. Morgan Securities LLC	E	$36,559
	Morgan Stanley & Co. LLC	E	$2,929

EQ/AB Dynamic Growth Portfolio	Barclays Capital, Inc.	E	$374
	BNP Paribas Securities Corp.	E	$607
	Citigroup Global Markets Inc.	E	$2,445
	Credit Agricole Securities (USA) Inc.	E	$153
	Credit Suisse Securities (USA) LLC	E	$313
	Goldman Sachs & Co. LLC	E	$1,000
	J.P. Morgan Securities LLC	E	$5,806
	Morgan Stanley & Co. LLC	E	$836
	UBS Securities LLC	E	$445

1290 VT DoubleLine Opportunistic Bond Portfolio	Barclays Capital, Inc.	D	$552
	Citigroup Global Markets Inc.	D	$7,130
	Credit Suisse Securities (USA) LLC	D	$2,547
	Goldman Sachs & Co. LLC	D	$3,750
	J.P. Morgan Securities LLC	D	$2,064
	Morgan Stanley & Co. LLC	D	$2,000
	UBS Securities LLC	D	$2,785

1290 VT Micro Cap Portfolio	Citigroup Global Markets Inc.	E	$52

1290 VT Small Cap Value Portfolio	Citigroup Global Markets Inc.	E	$36

EQ/Goldman Sachs Moderate Growth Allocation Portfolio	Citigroup Global Markets Inc.	E	$1,350
	J.P. Morgan Securities LLC	E	$3,332
	Morgan Stanley & Co. LLC	E	$481

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security	Value (000)
1290 VT DoubleLine Dynamic Allocation Portfolio	Citigroup Global Markets Inc.	D	$675
	Citigroup Global Markets Inc.	E	$433
	Credit Suisse Securities (USA) LLC	D	$873
	Goldman Sachs & Co. LLC	D	$94
	J.P. Morgan Securities LLC	D	$233
	Morgan Stanley & Co. LLC	D	$94

1290 VT Real Estate Portfolio	UBS Securities LLC	E	$30
	Citigroup Global Markets Inc.	E	$415
	Goldman Sachs & Co. LLC	E	$179
	J.P. Morgan Securities LLC	E	$1,012
	Morgan Stanley & Co. LLC	E	$147

EQ/MFS International Intrinsic Value Portfolio	UBS Securities LLC	E	$7,008

EQ/PIMCO Real Return Portfolio	Barclays Capital, Inc.	D	$159
	Citigroup Global Markets Inc.	D	$379
	Credit Suisse Securities (USA) LLC	D	$177
	Goldman Sachs & Co. LLC	D	$226
	J.P. Morgan Securities LLC	D	$441
	Merrill Lynch, Pierce, Fenner & Smith Inc.	D	$8
	Morgan Stanley & Co. LLC	D	$8

EQ/PIMCO Total Return Portfolio	Barclays Capital, Inc.	D	$4,050
	BNP Paribas Securities Corp.	D	$1,482
	Citigroup Global Markets Inc.	D	$2,450
	Credit Suisse Securities (USA) LLC	D	$3,256
	Goldman Sachs & Co. LLC	D	$5,695
	J.P. Morgan Securities LLC	D	$6,937
	Merrill Lynch, Pierce, Fenner & Smith Inc.	D	$79
	Morgan Stanley & Co. LLC	D	$2,421
	UBS Securities LLC	D	$1,779

EQ/Fidelity Institutional AM® Large Cap Portfolio	Citigroup Global Markets Inc.	E	$7,414
	Morgan Stanley & Co. LLC	E	$3,037

EQ/Franklin Strategic Income Portfolio	Citigroup Global Markets Inc.	D	$1,001
	Credit Suisse Securities (USA) LLC	D	$184
	Goldman Sachs & Co. LLC	D	$1,052
	J.P. Morgan Securities LLC	D	$702
	Morgan Stanley & Co. LLC	D	$853

EQ/Legg Mason Moderate Allocation Portfolio	Citigroup Global Markets Inc.	E	$306
	Goldman Sachs & Co. LLC	E	$126
	J.P. Morgan Securities LLC	E	$772
	Morgan Stanley & Co. LLC	E	$108

Portfolios:	Broker or Dealer (or Parent Company)	Type of Security	Value (000)
EQ/Invesco Moderate Growth Allocation Portfolio	Barclays Capital, Inc.	D	$209
	Citigroup Global Markets Inc.	D	$418
	Citigroup Global Markets Inc.	E	$89
	Goldman Sachs & Co. LLC	D	$291
	Goldman Sachs & Co. LLC	E	$36
	J.P. Morgan Securities LLC	D	$478
	J.P. Morgan Securities LLC	E	$220
	Morgan Stanley & Co. LLC	D	$374
	Morgan Stanley & Co. LLC	E	$31

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Adviser. With respect to each Portfolio or allocated portion of a Portfolio for which a Sub-Adviser provides portfolio management (i.e., each Portfolio except the EQ/All Asset Growth Allocation Portfolio, 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/Franklin Templeton Allocation Managed Volatility Portfolio, the Strategic Allocation Portfolios, and the ETF and fund of funds allocated portions, as applicable, of certain Portfolios) (each, a “Sub-Advised Portfolio”), the Adviser views proxy voting as a function that is incidental and integral to portfolio management, and it has in turn delegated the proxy voting responsibilities with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser. The primary focus of the Trust’s proxy voting procedures as they relate to a Sub-Advised Portfolio, therefore, is to seek to ensure that each Sub-Adviser has adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. Under certain circumstances, for example, when a Sub-Adviser notifies the Adviser that it is unable or unwilling to assume responsibility to vote a proxy for a Sub-Advised Portfolio, due to a potential material conflict of interest of the Sub-Adviser or otherwise, the Adviser has deemed it appropriate to assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio instead of delegating that responsibility to the Sub-Adviser. Under these circumstances, the Adviser’s Proxy Voting Committee will vote such proxies in the best interest of the relevant Sub-Advised Portfolio and its shareholders.

The Adviser is responsible for proxy voting for the EQ/All Asset Growth Allocation Portfolio, 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/Franklin Templeton Allocation Managed Volatility Portfolio, the Strategic Allocation Portfolios, and the ETF and fund of funds allocated portions, as applicable, of certain Portfolios (each, a “Fund of Funds Portfolio”). The Adviser will vote a Fund of Funds Portfolio’s shares in other investment companies managed by the Adviser (“Underlying Portfolios”) either for or against approval of a proposal, or as an abstention, in the same proportion as the vote of all other security holders of the applicable Underlying Portfolio, whether or not the proposal presents an issue as to which the Adviser or its affiliates could be deemed to have a conflict of interest. The Adviser will vote a Fund of Funds Portfolio’s shares in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”), as applicable, in the best interest of the relevant Fund of Funds Portfolio and its shareholders.

The Adviser may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations or carry out the actual voting process as deemed necessary. If the Adviser becomes aware that a proposal may present an issue as to which the Adviser, the Distributor or their affiliates could be deemed to have a material conflict of interest, the issue will be reviewed by the Trust’s CCO, who may take actions deemed appropriate. If the Trust’s CCO determines that an affiliated person of the Adviser has a potential material conflict, that affiliated person will not participate in the voting decision.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at http://www.axa-equitablefunds.com

(go to “EQ Advisors Trust Portfolios” and click on “Proxy Voting Records”) and (2) on the SEC’s website at http://www.sec.gov. See Appendix C to this SAI for the Trust’s Proxy Voting Policies and Procedures. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to a Portfolio’s portfolio securities is included in Appendix C to this SAI.

CONFLICTS OF INTEREST

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, AXA S.A., Equitable Holdings, and AllianceBernstein L.P.) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolios’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, investment advisory, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts. The Adviser and its Affiliates also face conflicts of interest when the Portfolio selects affiliated service providers because services provided by an affiliated service provider may not be equal to services that could be provided by an unaffiliated service provider.

The Adviser also may have a financial incentive to implement (or not to implement) certain changes to the Portfolios. For example, the Adviser may, from time to time, recommend a Portfolio combination or other restructuring. The Adviser will benefit to the extent that a restructuring results in a Portfolio’s having a higher net management fee and/or administration fee payable to the Adviser and/or a Portfolio’s being sub-advised by an Affiliate of the Adviser. In addition, the profits derived from the fees payable to the Adviser by a Portfolio after a restructuring may be higher than the profits derived from the fees payable to the Adviser by the Portfolio prior to the restructuring. The Adviser will further benefit to the extent that a Portfolio restructuring eliminates or reduces the Adviser’s obligations under an expense limitation arrangement currently in effect for a Portfolio. In addition, in certain cases, the Adviser and/or its Affiliates may own a significant amount of shares of a Portfolio representing the Adviser’s and/or its Affiliates’ investment of seed money to facilitate the investment operations of the Portfolio. A Portfolio restructuring may increase the size of a Portfolio such that the Adviser and/or its Affiliates could redeem shares held in the Portfolio representing such seed money investments. Redeeming seed money from a Portfolio may enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. In addition, since the Adviser pays fees to a Sub-Adviser from the management fee that it earns from a Portfolio, the Adviser will benefit to the extent that a Portfolio restructuring leads to changes to an advisory fee that result in an increase in the amount of the management fee retained by the Adviser. Any recommendation to the Trust’s Board of Trustees concerning a Portfolio combination or other restructuring is subject to the Adviser’s fiduciary duty to act in the best interests of an affected Portfolio and its shareholders.

In addition, subject to applicable law, the Adviser or its Affiliates may, from time to time and without notice to the Portfolios’ shareholders, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Portfolios in various capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, the Adviser and/or its Affiliates may have business dealings or arrangements with entities that are significant investors in, or have business relationships with, or provide services to Equitable Holdings, the Adviser’s publicly traded indirect parent company, and these entities may try to influence the Adviser’s and/or its Affiliates’ existing or other business dealings or arrangements. Furthermore, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolios. The Adviser and/or an Affiliate will have an interest in obtaining fees or other compensation in connection with such activities that are favorable to it, and any fees or other compensation (which could include advisory fees, underwriting or placement fees, financing or commitment fees, and brokerage and other transaction fees) will not be shared with the Portfolios.

The Adviser and/or its Affiliates also derive ancillary benefits from providing investment advisory, investment sub-advisory, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios, and providing such services to the Portfolios may enhance the Adviser’s and/or its Affiliates’ relationships with various parties, facilitate additional business development, and enable the Adviser and/or its Affiliates to obtain additional business and generate additional revenue.

Subject to applicable law and regulations, a Portfolio may enter into transactions in which the Adviser and/or its Affiliates, or companies that are deemed to be affiliates of the Portfolio (including other Portfolios of the Trust), may have an interest that potentially conflicts with the interests of the Portfolio. Such transactions create an opportunity for the Adviser and/or an Affiliate to engage in self-dealing. The Adviser and its Affiliates face a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions, as well as with respect to valuation, pricing, and other terms. Any such transactions are executed in accordance with the provisions of Rule 17a-7 and Rule 17e-1, as applicable, under the 1940 Act. Applicable law and regulations also may prevent a Portfolio from engaging in transactions with an affiliate of the Portfolio, which may include the Adviser and/or its Affiliates, or from participating in an investment opportunity in which an affiliate of the Portfolio participates.

The Adviser and/or an Affiliate also faces conflicts of interest if a Portfolio purchases securities during the existence of an underwriting syndicate of which an Affiliate is a member because the Affiliate typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of the Portfolio’s purchase of securities. Any such purchases are executed in accordance with the provisions of Rule 10f-3 under the 1940 Act.

In addition, as a result of the Adviser’s Affiliates acting in multiple commercial capacities, the Affiliates, from time to time, may come into possession of information about certain markets and investments that, if known to the Adviser or, as applicable, an affiliated Sub-Adviser, could cause the Adviser or, as applicable, the affiliated Sub-Adviser to seek to dispose of, retain, or increase interests in investments held by a Portfolio, acquire certain positions on behalf of a Portfolio, or take other actions. The Adviser or, as applicable, an affiliated Sub-Adviser generally will not have access, or will have limited access, to such information, even when it would be relevant to its management of a Portfolio. Such Affiliates can trade differently from the Portfolios potentially based on information not available to the Adviser or, as applicable, an affiliated Sub-Adviser. If the Adviser or, as applicable, an affiliated Sub-Adviser acquires or is deemed to acquire material non-public information regarding an issuer, it will be restricted from purchasing or selling securities of that issuer for its clients, including a Portfolio, until the information has been publicly disclosed or is no longer deemed material. (As discussed below, such an issuer could include an Underlying Portfolio.)

Certain Conflicts Related to the Use of Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers.

The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

The aggregation of assets of multiple Portfolios or other funds or accounts for purposes of calculating breakpoints in advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower an advisory fee and possibly increase the management fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Portfolio if the termination may cause the advisory fee payable by the Adviser to increase on a Portfolio or other fund or account that aggregates its assets with the Portfolio.

The Adviser is a fiduciary for the shareholders of the Portfolios and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus. In addition, the appointment and continued service of a

Sub-Adviser are subject to the approval of the Trust’s Board of Trustees. Moreover, the Adviser may not enter into a sub-advisory agreement with an Affiliate, such as AllianceBernstein, unless the sub-advisory agreement with the Affiliate, including compensation, is also approved by the affected Portfolio’s shareholders (in the case of a new Portfolio, the initial sole shareholder of the Portfolio, typically the Adviser or an Affiliate, may provide this approval).

Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Portfolio that it sub-advises and the Portfolio’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Portfolios, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Portfolio that it sub-advises and affect the Portfolio’s performance. A Sub-Adviser and/or its affiliates also may derive ancillary benefits from providing investment advisory services to a Portfolio, and providing such services to a Portfolio may enhance the Sub-Adviser’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable the Sub-Adviser and/or its affiliates to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of Sub-Adviser conflicts of interest.

Certain Conflicts Related to the Funds of Funds Structure

In managing a Portfolio that invests in Underlying Portfolios and/or Underlying ETFs (that is, a “fund of funds”), the Adviser will have the authority to select and substitute the Underlying Portfolios and Underlying ETFs. The Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its Affiliates) earn fees for managing and administering the Underlying Portfolios, but not the Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because its profitability with respect to and/or the fees payable to it by some of the Underlying Portfolios are higher than its profitability with respect to and/or the fees payable by other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, certain of its Affiliates are responsible for sub-advising, the Underlying Portfolios.

Because the Adviser’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative impact on its (or its Affiliates’) revenues and/or profits, the Adviser has an incentive to select affiliated Underlying Portfolios for inclusion in a fund of funds, even though there may be unaffiliated Underlying Portfolios and/or Underlying ETFs that may be more appropriate for inclusion in the fund of funds or that have superior historical returns. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with affiliated or unaffiliated Sub-Advisers to Underlying Portfolios and Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying Portfolios and Underlying ETFs. In addition, one or more Affiliates may invest (e.g., through its general account or separate accounts) in ETFs that are also held by the Portfolios, which may influence the Adviser’s ETF investment decisions. The Adviser’s selection of Underlying Portfolios and Underlying ETFs also may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser also may be subject to conflicts of interest in selecting shares of Underlying Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. In addition, the Adviser may have an incentive to continue to invest a Portfolio’s assets in an underperforming Underlying Portfolio to protect the Underlying Portfolio from large-scale outflows, even when the portfolio managers believe that such an investment is not in the best interests of the Portfolio. The Adviser also may have an incentive not to invest a Portfolio’s assets in certain Underlying Portfolios, even when the portfolio managers believe that doing so may be in the best interests of the Portfolio, to reserve potential limited capacity for other preferred investors.

In the ordinary course of business, the Adviser and/or its Affiliates may from time to time provide seed money to an Underlying Portfolio that is newly-formed or has a relatively small asset level to facilitate investment operations and/or maintain a competitive expense ratio. The Adviser could have an incentive to allocate a Portfolio’s assets to an Underlying Portfolio to which the Adviser and/or its Affiliates have provided seed money to help increase the Underlying Portfolio’s asset level. The Adviser also could have an incentive to allocate a Portfolio’s assets to an Underlying Portfolio to reduce or eliminate the need for the Adviser and/or its Affiliates to provide seed money or reduce the length of time such seed money is needed. Redeeming seed money from an Underlying Portfolio may enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits.

The portfolio managers of a Portfolio that invests in Underlying Portfolios may have access to the holdings of, and may acquire non-public information (e.g., strategy changes, Sub-Adviser changes, or significant or anticipated redemptions) regarding, the Underlying Portfolios in connection with their official duties, including in connection with serving as portfolio managers of one or more Underlying Portfolios. The portfolio managers therefore face conflicts of interest in the timing and amount of allocations to Underlying Portfolios, as well as in the selection of Underlying Portfolios.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company Affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract.

In managing certain Portfolios, the Adviser from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. In addition, certain other Portfolios may invest from time to time in Underlying Portfolios managed by the Adviser that employ such volatility management techniques. Although the Adviser’s volatility management techniques are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. Market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute a volatility management strategy in a timely manner or at all. In addition, the Adviser and its insurance company Affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio (or an Underlying Portfolio, as the case may be). Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio (or an Underlying Portfolio) invests, directly or indirectly, and could have an adverse impact on a Portfolio’s (or an Underlying Portfolio’s) performance.

A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance, and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its Affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

The Portfolios may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Underlying Portfolios and Underlying ETFs and Sub-Advisers that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in the Prospectus.

Certain Conflicts Related to the Adviser and its Affiliates Acting for Multiple Clients

The Adviser and certain of its Affiliates manage or advise other funds and accounts that have investment objectives and strategies that are similar to those of the Portfolios and/or that engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance. For example, when another fund or account managed or advised by the Adviser or an Affiliate implements a portfolio decision or strategy ahead of, or at the same time as, similar portfolio decisions or strategies for one or more Portfolios, market impact, liquidity constraints, or other factors could result in a Portfolio receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or a Portfolio could otherwise be disadvantaged. The Adviser and certain of its Affiliates also manage or advise other funds and accounts that have investment objectives and strategies that differ from, or may be contrary to, those of the Portfolios. Other funds and accounts may buy or sell positions while a Portfolio is undertaking the same or a different, including potentially opposite, strategy, which could disadvantage or adversely affect a Portfolio. A position taken by the Adviser and/or its Affiliates on behalf of one or more other funds or accounts may be contrary to a position taken on behalf of a Portfolio or may be adverse to a company or issuer in which a Portfolio has invested. For example, the Adviser and/or its Affiliates may advise other funds or accounts with respect to different parts of the capital structure of the same issuer, or with respect to classes of securities that are subordinate or senior to securities, in which a Portfolio invests. As a result, the Adviser and/or its Affiliates may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of other funds and accounts with respect to a particular issuer in which one or more Portfolios have invested. In addition, the Adviser may pursue, or refrain from pursuing, on behalf of one or more of the Portfolios, class action litigation that may be adverse to the interests of certain of the Adviser’s Affiliates.

A Portfolio’s performance will usually differ from the performance of other funds or accounts that are also managed or advised by the Adviser or its Affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. The Adviser and certain of its Affiliates may give advice to, or take actions with respect to, other funds or accounts that may compete or conflict with advice the Adviser may give to, or actions the Adviser may take with respect to, the Portfolios. In addition, when the Adviser and/or its Affiliates seek to buy or sell the same security or instrument on behalf of more than one fund or account, including a Portfolio, the Adviser and/or its Affiliates may have an incentive to allocate more favorable trades to certain funds or accounts, including a Portfolio. (For additional information about the Adviser’s trade aggregation and allocation policies, please see the section of the SAI entitled “Brokerage Allocation and Other Strategies.”) It is possible that a Portfolio could sustain losses during periods in which one or more other funds or accounts that are managed or advised by the Adviser or its Affiliates achieve significant gains. The opposite result is also possible.

In addition, the Adviser or, as applicable, an affiliated Sub-Adviser may restrict the investment policies or the design of a Portfolio or its investment decisions and activities on behalf of a Portfolio in various circumstances, including as a result of regulatory or other restrictions applicable to one or more Affiliates, internal policies designed to comply with such restrictions, and/or potential reputational risk in connection with funds or accounts (including the Portfolios). For example, if the Adviser and/or its Affiliates come into possession of material non-public information regarding other funds or accounts that are also managed or advised by the Adviser or its Affiliates, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Portfolios.: In addition, potential conflicts of interest exist when the Adviser and/or its Affiliates maintain certain overall limitations on investments in securities or other instruments due to, among other things, investment restrictions imposed on the Adviser and/or its Affiliates by law, regulation (for example, banking or insurance regulations), mechanisms imposed by certain issuers (for example, poison pills), or the Adviser’s and/or its Affiliates’ own internal policies (including, for example, for risk management purposes). Certain of these restrictions may impose limits on the aggregate amount of investments that may be made by affiliated investors. In these circumstances, the Adviser or, as applicable, an affiliated Sub-Adviser may be precluded from purchasing securities or other instruments (that it might otherwise purchase) for a Portfolio if the purchase would cause the Portfolio and its affiliated investors to exceed an applicable limit, or the Adviser or, as applicable, an affiliated Sub-Adviser may be required to sell securities or other instruments (that it might otherwise prefer that a Portfolio hold) in order to comply with such a limit. In addition, aggregate investment limitations could cause dispersion among funds and accounts managed or advised by the Adviser and/or its Affiliates with similar investment objectives and strategies.

Shareholders also should be aware that the Trust’s Chief Executive Officer and other principal officers are also principals and/or employees of the Adviser and/or its Affiliates, and these principals and employees have obligations to such other entities and/or their clients, and may come into possession of information, that could give rise to a potentially conflicting division of loyalties and/or responsibilities, which could have an adverse effect on a Portfolio and could benefit the Adviser and/or its Affiliates. For example, the Trust’s Chief Executive Officer serves (among other executive positions) as Chief Investment Officer for AXA Equitable and certain other Affiliates, and certain of the Trust’s other principal officers hold executive positions, including in operations, legal, and compliance, with the Adviser and/or its Affiliates. For additional information about the principal occupations of the Trust’s Chief Executive Officer and other principal officers (including positions held with the Adviser and/or its Affiliates), please see the section of the SAI entitled “Management of the Trust.”

Certain Conflicts Related to the Joint Use of Vendors and Other Service Providers

Certain service providers to the Portfolios (including sub-advisers, accountants, custodians, attorneys, lenders, bankers, brokers, consultants and investment or commercial banking firms) provide goods and services to, or have business, personal, financial or other relationships with, the Adviser and/or its Affiliates. Such service providers may be clients of the Adviser and/or its Affiliates, sources of investment opportunities, co-investors or commercial counterparties or entities in which the Adviser and/or its Affiliates have an investment or other interest. In addition, certain employees of the Adviser and/or its Affiliates and/or the Trustees of the Trust could have immediate family members or other relatives or friends employed by or serving as board members of such service providers. These relationships could have the appearance of affecting or potentially influencing the Adviser in deciding whether to select or recommend such service providers to perform services for the Portfolios or terminate such service providers.

Certain Conflicts Related to Proxy Voting

The Adviser and the Sub-Advisers have implemented policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of their clients, including the Portfolios, and to help ensure that such decisions are made in accordance with their fiduciary obligations to their clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions made by the Adviser and/or the Sub- Advisers in respect of securities held by the Portfolios may have the effect of favoring the interests of the Adviser and/or its Affiliates and/or the Sub-Advisers and/or funds or accounts other than the Portfolios; provided, that the Adviser and/or the Sub-Advisers believe such voting decisions to be in accordance with their fiduciary obligations. In addition, it is possible that the Adviser’s Affiliates may invest in the same securities held by the Portfolios. The Adviser’s Affiliates may have different proxy voting policies and procedures and, as a result, the Adviser may vote differently than its Affiliates. Please see Appendix C to this SAI for the Trust’s Proxy Voting Policies and Procedures. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to a Portfolio’s portfolio securities is included in Appendix C to this SAI.

Certain Conflicts Related to Securities Lending

Certain securities loan termination practices have the potential to benefit corporate shareholders and could have an adverse impact on a lending Portfolio. During the time a portfolio security is on loan, if the issuer of the security makes an interest or dividend payment, the borrower pays the lending Portfolio a substitute payment equal to any interest or dividends the lending Portfolio would have received directly from the issuer of the security had the Portfolio not loaned the security. When a lending Portfolio receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the Portfolio to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for: (i) treatment as “qualified dividend income” in the hands of individuals, or (ii) the dividends-received deduction in the hands of corporate shareholders. Please see the section of the SAI entitled “Taxation”. The Adviser has implemented processes to ensure that a Portfolio does not engage in securities loan termination practices that would cause the Portfolio to terminate a securities loan – and forgo any income on the loan after the termination – in anticipation of a dividend payment.

Certain Conflicts Related to Personal Securities Transactions

The Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, the Trustees of the Trust, and a Sub-Adviser and its affiliates face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Portfolio, which could have an adverse effect on a Portfolio. In addition, the Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, the Trustees of the Trust, and a Sub-Adviser and its affiliates may acquire material non-public information regarding individual securities in connection with their official duties. The Trust, the Adviser, each Sub-Adviser, and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest.

Certain Conflicts Related to the Valuation of the Portfolios’ Investments

There is an inherent conflict of interest where the Adviser or its Affiliates value, or provide any assistance in connection with the valuation, of the Portfolios’ investments and the Adviser or its Affiliates are receiving a fee based on the value of such investments. Overvaluing certain positions held by the Portfolios will inflate the value of the investments as well as the performance record of the Portfolios, which would likely increase the fees payable to the Adviser and/or its Affiliates. As a result, there may be circumstances where the Adviser has an incentive to determine valuations that are higher than the actual fair value of investments.

Certain Conflicts Related to Trade Errors and Other Operational Mistakes

Trade errors and other operational mistakes occasionally occur in connection with the Adviser’s or an Affiliate’s management of funds and accounts, including the Portfolios. Trade errors and other operational mistakes can result from a variety of situations, including situations involving portfolio management (e.g., inadvertent violation of investment restrictions), trading, processing, or other functions (e.g., miscommunication of information, such as wrong number of shares, wrong price, wrong account, calling a transaction a buy rather than a sell and vice versa, etc.). The Adviser’s policies and procedures generally do not require perfect implementation of investment management decisions or trading, processing, or other functions performed by the Adviser. Therefore, depending on the facts and circumstances, not all mistakes will be considered compensable to an impacted fund or account, including a Portfolio. The Adviser or an

Affiliate, including an affiliated Sub-Adviser, could face a potential conflict of interest when the Adviser identifies a trade error or other operational mistake that is considered compensable to an impacted Portfolio and the Adviser or an Affiliate, including an affiliated Sub-Adviser, is responsible for compensating the Portfolio.

The Adviser’s policies and procedures require that all trade errors affecting a Portfolio’s account be resolved promptly and fairly. Further, any transaction relating to the disposition of a trading error in which the Adviser’s own interests are placed before those of a Portfolio is prohibited. The Adviser will not use Portfolio assets to correct a trading error.

Certain Conflicts Related to Brokerage Transactions, including with Affiliates

To the extent permitted by applicable law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or its Affiliates, including Sanford C. Bernstein & Co., LLC, Sub-Advisers, brokers who are affiliates of such Sub-Advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the Sub-Advisers. A Portfolio’s portfolio managers may be able to select or influence the Sub-Advisers’ selection of the brokers that are used to execute securities transactions for the Portfolio. The Adviser’s and/or its Affiliates’ other existing or potential business relationships, including with Sub-Advisers, or other financial or personal relationships, could create an incentive for a Portfolio’s portfolio managers, in the selection process, to favor certain brokers, including affiliated brokers. The Adviser and the Portfolios’ Sub-Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. Any such transactions with an affiliated broker are executed in accordance with the provisions of Rule 17e-1 under the 1940 Act. For additional information about brokerage transactions, including with affiliates, please see the section of this SAI entitled “Brokerage Allocation and Other Strategies.”

Certain Conflicts Related to Distributions of Assets Other Than Cash

With respect to redemptions from the Portfolios, the Portfolios may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming shareholders (which, in certain cases, could be funds-of-funds) and remaining shareholders.

Certain Conflicts Related to Gifts and Entertainment, Political Contributions, and Outside Business Activities

The code of ethics adopted by the Trust, the Adviser, and the Distributor contains a policy to address the conflicts of interest related to the giving or receipt of gifts and/or entertainment to or from clients, intermediaries, current or potential Sub-Advisers, or current or potential service providers or third-party vendors to the Portfolios or the Adviser or its Affiliates, which could have the appearance of affecting or may potentially affect the judgment of covered persons or the manner in which they conduct business. The policy requires the reporting and/or pre-clearance of gifts, meals and entertainment given or received that exceeds certain thresholds. The Adviser also has adopted a policy that prohibits covered persons from making any direct or indirect political contribution to any political party, elected official or candidate with the intention of soliciting or maintaining investment advisory business for the Adviser. Further, given the nature of the Adviser’s business, its duties to its clients and the role of investment advisory professionals generally, covered persons who engage in outside business activities may face numerous conflicts of interest. Outside business activities include, but are not limited to, service as an officer, employee or member of the board of another organization that is not affiliated with the Adviser, consulting engagements, and public and charitable positions. To avoid such conflicts, covered persons must receive pre-approval from the compliance department prior to pursuing any outside business activities. Actual and potential conflicts of interest are analyzed during the pre-clearance and pre-approval processes.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a Portfolio will be issued to a shareholder upon receipt of consideration.

The net asset value of the shares of each class of each Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

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The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated in a manner or pursuant to procedures that the Board considers fair and equitable.

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The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, charges and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated in a manner or pursuant to procedures that the Board considers fair and equitable.

The value of each Portfolio is normally determined at the close of business on each “business day.” Generally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading (usually 4:00 p.m. Eastern Time). In the event of an emergency or other disruption in trading on the NYSE, the value of each Portfolio would still normally be determined as of 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The Board has approved pricing procedures governing the method by which Portfolio securities are valued for purposes of determining the net asset values for the Portfolios. While the Board has primary responsibility to shareholders for ensuring that appropriate valuation methods are used to value the assets of the Trust, the Board has delegated certain valuation functions for the Portfolios to the Administrator. The Portfolios may rely on pricing services or broker quotes to obtain the current market value of securities for which market quotations are readily available. Accordingly, the pricing procedures authorize the Administrator to engage the services of one or more independent pricing services approved by the Board to assist in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Administrator monitors the performance of these services on an ongoing basis.

Generally, the assets of each Portfolio and Underlying Portfolio, are valued as follows:

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Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

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Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of the Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.

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U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such securities are generally valued at a bid price estimated by a broker.

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Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

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Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

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Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

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Exchange traded options are valued at their last sales price or, if not available, previous day’s sales price or current day’s bid price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

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Repurchase agreements and reverse repurchase agreements are valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps are valued utilizing prices provided by an approved pricing service.

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Shares of the Underlying Portfolios held by the EQ/All Asset Growth Allocation Portfolio, the EQ/Franklin Templeton Allocation Managed Volatility Portfolio and the Strategic Allocation Portfolios, as well as shares of open end mutual funds (other than ETFs) held by any other Portfolio or an Underlying Portfolio, will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

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Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of trading market.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the EQ/Money Market Portfolio will be able to do so.

Pricing services may use, without limitation, a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Portfolio may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Portfolio’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

To assist the Board with its pricing responsibilities, the Trust’s Valuation Committee evaluates pricing services for selection by the Board and monitors pricing service reliability and price quality. In this connection, the Valuation Committee, with the assistance of the Administrator, conducts ongoing monitoring and oversight of each pricing service. In certain instances, the Valuation Committee may determine that a reported valuation is unreliable, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation. When such circumstances arise, the Administrator is responsible for coordinating with the pricing services, the Valuation Committee and, when applicable, the various Sub-Advisers to facilitate valuation.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Valuation Committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method adopted by the Trust’s Board that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

The Trust also reserves the right to redeem its shares in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts.

TAXATION

Each Portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each Portfolio will qualify (in the case of a Portfolio that had not completed a taxable year at the date of this SAI) or continue to qualify each taxable year to be treated as a RIC (that is, a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Code). By doing so, a Portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify or continue to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Qualifying Income”), and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Subchapter M Diversification Requirements” and, together with the Income Requirement, “Other Requirements”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.

If a Portfolio failed to qualify for treatment as a RIC for any taxable year  —  either (1) by failing to satisfy the Distribution Requirement, even if it satisfied all the Other Requirements, or (2) by failing to satisfy one or more of the Other Requirements and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements  —  (a) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (b) each “segregated asset account” (i.e, insurance company separate account) (“Separate Account”) invested in the Portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (c) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income, except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain  — a maximum of 15% for a single shareholder with taxable income not exceeding $441,450 ($496,600 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2020 and will be adjusted for inflation annually thereafter); those dividends also would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of Chapter 1, Subtitle A, of the Code (“Subchapter L”) requires that each Separate Account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each Portfolio intends to continue to do, then a Separate Account will be able to “look through” that Portfolio, and in effect treat a pro rata portion of the Portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio (that qualifies for treatment as a RIC) in which a Portfolio invests also satisfies those requirements, a Separate Account investing in that Portfolio will effectively treat a pro rata portion of the Underlying Portfolio’s assets as its own for those purposes. The same treatment will not apply, however, with respect to any ETF (even one that also is treated as a RIC) in which a Portfolio invests, which instead will be treated for those purposes as a single investment.

Because the Trust is used to fund Contracts, each Portfolio and Underlying Portfolio must meet the diversification requirements imposed by Subchapter L and the regulations thereunder (“Subchapter L Diversification Requirements”) on Separate Accounts (which are in addition to the Subchapter M Diversification Requirements) or those Contracts will fail to qualify as life insurance policies or annuity contracts for federal tax purposes. (As used in the balance of this “Taxation” section (other than the last paragraph thereof), the word “Portfolio” includes each Underlying Portfolio and each Underlying ETF that is treated as a RIC.) In general, for a Portfolio (and, therefore, any Separate Account that invests therein) to meet the Subchapter L Diversification Requirements, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for these purposes, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the Subchapter L Diversification Requirements is tested on the last day of each calendar year (which is each Portfolio’s taxable year) quarter. If a Portfolio has satisfied those requirements for the first quarter of its first taxable year, it will have a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.

Many technical rules govern the computation of a Portfolio’s investment company taxable income (or income and deductions, in the case of an ETF that is a grantor trust and not a RIC, such as an ETF that invests primarily in commodities) and net capital gain. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio that invests in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance.

Certain Portfolios may invest in the stock of PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any

“excess distribution” it receives on the stock of a PFIC and of any gain from disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in its gross income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF did not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Portfolio may elect to “mark to market” its stock in certain PFICs. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Certain Portfolios may acquire (1) zero-coupon bonds issued with OID, (2) payment-in-kind bonds, and/or (3) TIPS or other inflation-indexed securities on which principal is adjusted based on changes in the Consumer Price Index. A Portfolio must include in its gross income the OID that accrues on OID securities, bonds it receives as “interest” on payment-in-kind bonds, and the amount of any principal increases on inflation-indexed securities during the taxable year, even if it receives no corresponding payment on them during the year. Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, it might be required in a particular tax year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from a Portfolio’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. A Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Certain Portfolios operate under a “fund of funds” structure, under which they invest in securities issued by, among other things, one or more Underlying Portfolios (which term, as used in this paragraph, includes Underlying ETFs that are RICs) (see the section of this SAI entitled “Investment Strategies and Risks”). Accordingly, such a Portfolio’s income will consist of distributions from the Underlying Portfolio(s) in which it invests and net gains realized from the disposition of Underlying Portfolio shares. If an Underlying Portfolio qualifies for treatment as a RIC, (1) dividends paid to a Portfolio from the Underlying Portfolio’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Portfolio as ordinary income to the extent of the Underlying Portfolio’s current and accumulated earnings and profits (as calculated for federal tax purposes) and (2) distributions paid to a Portfolio from the Underlying Portfolio’s net capital gain will be taxable to the Portfolio as long-term capital gains, regardless of how long the Portfolio has held the Underlying Portfolio’s shares. (As noted above, the Portfolio will be able to avoid having to pay entity-level federal income tax on these dividends and other distributions by distributing the amount thereof to its shareholders.) If a Portfolio purchases shares of an Underlying Portfolio within 30 days before or after redeeming other shares of that Underlying Portfolio at a loss (whether pursuant to a rebalancing of the Portfolio’s portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis in the newly purchased shares.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and shareholders are determined by the Trustees as set forth in the Trust’s Second Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Third Amended and Restated By-laws. Every shareholder of the Trust, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration of Trust. Some of the more significant provisions of the Declaration of Trust are described below.

Shareholder Liability.    Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and permits notice of such disclaimer to be given in each written obligation made or issued by the Trustees or by any officers or officer by or on behalf of the Trust, a series, the Trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from a Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of that Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that the Adviser believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

Classes of Shares.    The Declaration of Trust provides that the Board may establish portfolios and classes in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the portfolios and classes. The Board may change any of those features, terminate any portfolio or class, combine portfolios with other portfolios of the Trust, combine one or more classes of a portfolio with another class in that portfolio or convert the shares of one class into shares of another class.

A share of each class of a Portfolio represents an identical interest in that Portfolio’s investment portfolio and has the same rights, privileges and preferences. Each class may differ, however, with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege and/or conversion features, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. Due to the differing expenses of the classes, however, dividends and liquidation proceeds on Class IA, Class IB and Class K shares will differ.

Voting Rights.    The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. Trustees may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders.

Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the series of the Trust as a group may elect all of the Trustees of the Trust. The shares of each Portfolio will be voted in the aggregate, except when a separate vote of each Portfolio is required by law or when a matter involves the termination of a Portfolio or any other action that the Board has determined will affect only the interests of one or more Portfolio or class. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing by consent of the Board or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Derivative and Direct Actions.    Prior to bringing a derivative action, the Declaration of Trust requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration of Trust details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration of Trust. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders representing, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, at least 5% of all shares issued or outstanding, or of the Portfolios or classes to which such action relates if it does not relate to all Portfolios and classes.

The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of any Portfolio or class thereof unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Portfolio or class, generally. A shareholder bringing a direct claim must be a shareholder of the Portfolio or class against which the direct action is brought at the time of the injury complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The Declaration of Trust also requires that direct or derivative actions by shareholders against the Trust be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and that the right to jury trial be waived to the fullest extent permitted by law.

Amendments to the Declaration of Trust.    A shareholder vote is required for any amendment that would affect shareholders’ right to vote (i) for the election or removal of Trustees as provided in the Declaration of Trust, and (ii) with respect to such additional matters relating to the Trust as may be required by applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC, or as the Board may consider necessary or desirable. The Board may otherwise restate, amend, or supplement the Declaration of Trust without shareholder approval.

Availability of Net Asset Values.    Each business day, the Portfolios’ net asset values are transmitted electronically to shareholders (e.g., insurance companies, tax-qualified retirement plans and other eligible investors) and/or are available to shareholders upon request.

Additional Information.    No Portfolio is sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of any Portfolio or any other person or entity regarding the advisability of investing in investment companies generally or in any Portfolio particularly or the ability of any index to track corresponding stock market performance. Indices are determined, composed and calculated by third parties without regard to any Portfolio or the issuer or owners of a Portfolio or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of any Portfolio or any other person or entity into consideration in determining, composing or calculating indices. Further, no third party index provider has any obligation or liability to the issuer or owners of any Portfolio or any other person or entity in connection with the administration, marketing or offering of a Portfolio.

Third party index providers shall obtain information for inclusion in or for use in the calculation of indices from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the issuer of the Portfolios, owners of the Portfolios, or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 New York Plaza, Floor 15, New York, New York 10004-2413 serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services for the Trust. Services provided by AXA Equitable include, but are not limited to, the following: (i) maintenance of master accounts with the Trust (e.g., insurance company separate accounts investing in the Trust); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Trust; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Trust, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios; and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

Securities Lending Agent

Chase serves as securities lending agent for certain Portfolios and in that role administers the Portfolios’ securities lending program pursuant to the terms of a securities lending agreement entered into between the Trust, on behalf of the Portfolios, and Chase (“Securities Lending Agreement”).

The services provided by Chase include: (1) lending available securities to approved borrowers; (2) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (3) receiving and holding collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (4) marking loaned securities and collateral to their market value each business day; (5) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (6) investing cash collateral in permitted investments according to the guidelines outlined in the Securities Lending Agreement; (7) ensuring that all dividends and other distributions paid with respect to loaned securities are credited to a Portfolio’s relevant account; (8) at the termination of the loan, returning the collateral to the borrower upon the return of the loaned securities; and (9) establishing and maintaining records and providing periodic statements related to a Portfolio’s securities lending activities.

Chase is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. See Appendix E for a table setting forth, for the year ended December 31, 2019, the gross income received by a Portfolio from securities lending activities, the fees and/or other compensation paid by a Portfolio for securities lending activities, and the net income earned by a Portfolio from securities lending activities.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the Trust.

Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, 02110, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended December 31, 2019, including the financial highlights, have been audited by PwC, an independent registered public accounting firm to the Trust, as indicated in its report with respect thereto, and appear in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 3, 2020, (File No. 811-07953), and are incorporated by reference and made a part of this document.

APPENDIX A

RATINGS OF CORPORATE DEBT SECURITIES

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

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Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

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Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation.

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Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

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The D rating is used when a short-term obligation is in payment default or in breach of an imputed promise. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or supporting institutions rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or supporting institutions rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or supporting institutions rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or supporting institutions rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

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Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

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Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•	RD typically applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

S&P’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

•

Bonds rated BB are less vulnerable to nonpayment than other speculative issues but face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

•

Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

•

Bonds rated CCC are currently vulnerable to nonpayment and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

•

Bonds rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

•	Bonds rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

•

Bonds rated D are in payment default or in breach of an imputed promise. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•

BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time. However, business or financial flexibility exists that supports the servicing of financial commitments.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are currently being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX B

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Equitable Funds Management Group, LLC (the “Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets Billion	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/All Asset Growth Allocation Portfolio

Kenneth Kozlowski	144	$163.73	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.73	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.23	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.49	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT DoubleLine Dynamic Allocation Portfolio

Kenneth Kozlowski	144	$164.02	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.02	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT Moderate Growth Allocation Portfolio

Kenneth Kozlowski	144	$164.05	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.05	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.54	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.80	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$18.19	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

ATM International Managed Volatility Portfolio

Kenneth Kozlowski	144	$162.35	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.35	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$91.85	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$70.11	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

ATM Large Cap Managed Volatility Portfolio

Kenneth Kozlowski	144	$160.76	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$160.76	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$90.26	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$68.52	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

ATM Mid Cap Managed Volatility Portfolio

Kenneth Kozlowski	144	$163.83	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.83	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.33	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.59	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets Billion	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

ATM Small Cap Managed Volatility Portfolio

Kenneth Kozlowski	144	$162.35	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.86	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$92.36	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$70.61	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/400 Managed Volatility Portfolio

Kenneth Kozlowski	144	$163.39	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.39	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$92.89	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.15	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/500 Managed Volatility Portfolio

Kenneth Kozlowski	144	$154.57	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$154.57	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$84.07	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$62.33	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/2000 Managed Volatility Portfolio

Kenneth Kozlowski	144	$160.20	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$160.20	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$89.70	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$67.95	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Aggressive Growth Strategy Portfolio

Kenneth Kozlowski	144	$159.75	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$159.75	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$89.25	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$67.50	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/American Century Moderate Growth Allocation Portfolio

Kenneth Kozlowski	144	$164.03	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.03	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/AXA Investment Managers Moderate Allocation Portfolio

Kenneth Kozlowski	144	$164.05	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.05	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Balanced Strategy Portfolio

Kenneth Kozlowski	144	$160.46	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$160.46	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$89.95	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$68.21	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets Billion	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Conservative Growth Strategy Portfolio

Kenneth Kozlowski	144	$162.51	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.54	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$92.01	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$70.27	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Conservative Strategy Portfolio

Kenneth Kozlowski	144	$163.31	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.31	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$92.81	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.06	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/First Trust Moderate Growth Allocation Portfolio

Kenneth Kozlowski	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Global Equity Managed Volatility Portfolio

Kenneth Kozlowski	144	$161.98	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$161.98	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$91.47	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$69.73	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Goldman Sachs Growth Allocation Portfolio

Kenneth Kozlowski	144	$163.99	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.99	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Growth Strategy Portfolio

Kenneth Kozlowski	144	$158.50	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$158.50	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$87.99	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$66.25	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/International Core Managed Volatility Portfolio

Kenneth Kozlowski	144	$162.53	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.53	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$92.02	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$70.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$16.67	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/International Managed Volatility Portfolio

Kenneth Kozlowski	144	$161.67	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$161.67	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$91.17	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$69.42	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets Billion	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/International Value Managed Volatility Portfolio

Kenneth Kozlowski	144	$163.00	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.00	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$92.50	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$70.76	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$17.15	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Invesco Moderate Growth Allocation Portfolio

Kenneth Kozlowski	144	$164.03	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.03	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Large Cap Core Managed Volatility Portfolio

Kenneth Kozlowski	144	$161.61	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$161.61	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$91.11	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$69.36	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$15.75	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Large Cap Growth Managed Volatility Portfolio

Kenneth Kozlowski	144	$159.01	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$159.01	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$88.51	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$66.76	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$13.15	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Large Cap Value Managed Volatility Portfolio

Kenneth Kozlowski	144	$159.56	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$159.56	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$89.05	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$67.31	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$13.70	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Legg Mason Growth Allocation Portfolio

Kenneth Kozlowski	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Mid Cap Value Managed Volatility Portfolio

Kenneth Kozlowski	144	$162.17	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.17	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$91.67	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$69.92	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$16.31	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets Billion	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Moderate Growth Strategy Portfolio

Kenneth Kozlowski	144	$156.74	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$156.74	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$86.23	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$64.49	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT Natural Resources Portfolio

Kenneth Kozlowski	144	$164.05	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.05	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT Real Estate Portfolio

Kenneth Kozlowski	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT SmartBeta Equity Portfolio

Kenneth Kozlowski	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Ultra Conservative Strategy Portfolio

Kenneth Kozlowski	144	$163.60	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.60	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.10	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.36	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/AB Dynamic Aggressive Growth Portfolio

Kenneth Kozlowski	144	$163.87	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.87	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/AB Dynamic Growth Portfolio

Kenneth Kozlowski	144	$163.30	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.30	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/AB Dynamic Moderate Growth Portfolio

Kenneth Kozlowski	144	$161.40	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$161.40	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/ClearBridge Large Cap Growth Portfolio

Kenneth Kozlowski	144	$163.69	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.69	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT DoubleLine Opportunistic Bond Portfolio

Kenneth Kozlowski	144	$163.60	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.60	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Franklin Balanced Managed Volatility Portfolio

Kenneth Kozlowski	144	$162.95	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.95	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$92.45	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$70.71	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets Billion	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Franklin Small Cap Value Managed Volatility Portfolio

Kenneth Kozlowski	144	$163.75	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.75	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.25	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.51	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

Kenneth Kozlowski	144	$162.97	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.97	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$92.47	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$70.73	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

Kenneth Kozlowski	144	$163.41	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.41	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT Small Cap Value Portfolio

Kenneth Kozlowski	144	$163.78	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.78	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Invesco Moderate Allocation Portfolio

Kenneth Kozlowski	144	$163.77	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.77	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Janus Enterprise Portfolio

Kenneth Kozlowski	144	$162.97	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.97	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/JPMorgan Growth Allocation Portfolio

Kenneth Kozlowski	144	$163.91	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.91	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Legg Mason Moderate Allocation Portfolio

Kenneth Kozlowski	144	$163.86	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.86	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Loomis Sayles Growth Portfolio

Kenneth Kozlowski	144	$163.41	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.41	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT Micro Cap Portfolio

Kenneth Kozlowski	144	$163.91	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.91	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Morgan Stanley Small Cap Growth Portfolio

Kenneth Kozlowski	144	$163.74	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.74	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets Billion	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Templeton Global Equity Managed Volatility Portfolio

Kenneth Kozlowski	144	$163.36	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.36	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$92.86	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.11	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/AB Short Duration Government Bond Portfolio

Kenneth Kozlowski	144	$162.52	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.52	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/AB Small Cap Growth Portfolio

Kenneth Kozlowski	144	$162.14	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.14	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/BlackRock Basic Value Equity Portfolio

Kenneth Kozlowski	144	$162.39	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.39	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT Equity Income Portfolio

Kenneth Kozlowski	144	$163.53	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.53	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT Socially Responsible Portfolio

Kenneth Kozlowski	144	$163.89	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.89	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Capital Group Research Portfolio

Kenneth Kozlowski	144	$163.64	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.64	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/ClearBridge Select Equity Managed Volatility Portfolio

Kenneth Kozlowski	144	$163.86	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.86	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.36	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.62	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy*	24	$16.28	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Common Stock Index Portfolio

Kenneth Kozlowski	144	$157.98	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$157.98	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT Convertible Securities Portfolio

Kenneth T. Kozlowski	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.04	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.54	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.80	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$18.19	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets Billion	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Core Bond Index Portfolio

Kenneth Kozlowski	144	$156.34	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$156.34	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Emerging Markets Equity PLUS Portfolio

Kenneth Kozlowski	144	$164.00	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.00	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT Energy Portfolio

Kenneth T. Kozlowski	144	$164.07	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.07	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.56	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.82	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$18.21	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Equity 500 Index Portfolio

Kenneth Kozlowski	144	$157.63	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$157.63	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT GAMCO Mergers & Acquisitions Portfolio

Kenneth Kozlowski	144	$163.86	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.86	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT GAMCO Small Company Value Portfolio

Kenneth Kozlowski	144	$160.84	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$160.84	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Global Bond PLUS Portfolio

Kenneth Kozlowski	144	$163.80	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.80	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT High Yield Bond Portfolio

Kenneth Kozlowski	144	$163.85	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.85	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.35	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.61	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$18.00	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Intermediate Government Bond Portfolio

Kenneth Kozlowski	144	$156.60	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$156.60	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/International Equity Index Portfolio

Kenneth Kozlowski	144	$162.41	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.41	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Invesco Comstock Portfolio

Kenneth Kozlowski	144	$163.83	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.83	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/JPMorgan Value Opportunities Portfolio

Kenneth Kozlowski	144	$163.41	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.41	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets Billion	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Large Cap Growth Index Portfolio

Kenneth Kozlowski	144	$162.47	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.47	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Large Cap Value Index Portfolio

Kenneth Kozlowski	144	$163.37	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.37	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT Low Volatility Global Equity Portfolio

Kenneth T. Kozlowski	144	$164.06	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.06	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.55	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.81	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$18.20	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MFS International Growth Portfolio

Kenneth Kozlowski	144	$162.82	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.82	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Mid Cap Index Portfolio

Kenneth Kozlowski	144	$162.05	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.05	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Money Market Portfolio

Kenneth Kozlowski	144	$162.80	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.80	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Invesco Global Portfolio

Kenneth Kozlowski	144	$163.73	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.73	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/PIMCO Global Real Return Portfolio

Kenneth Kozlowski	144	$163.96	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.96	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/PIMCO Ultra Short Bond Portfolio

Kenneth Kozlowski	144	$162.72	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.72	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Quality Bond PLUS Portfolio

Kenneth Kozlowski	144	$162.47	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.47	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Small Company Index Portfolio

Kenneth Kozlowski	144	$162.87	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.87	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/T. Rowe Price Growth Stock Portfolio

Kenneth Kozlowski	144	$162.36	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.36	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets Billion	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/UBS Growth and Income Portfolio

Kenneth Kozlowski	144	$163.96	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.96	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT Multi-Alternative Strategies Portfolio

Kenneth Kozlowski	144	$164.07	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$164.07	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$93.56	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$71.82	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$18.21	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Multimanager Aggressive Equity Portfolio

Kenneth Kozlowski	144	$162.74	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.74	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Multimanager Core Bond Portfolio

Kenneth Kozlowski	144	$163.16	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.16	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Multimanager Mid Cap Growth Portfolio

Kenneth Kozlowski	144	$163.85	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.85	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Multimanager Mid Cap Value Portfolio

Kenneth Kozlowski	144	$163.89	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.89	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Multimanager Technology Portfolio

Kenneth Kozlowski	144	$162.79	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$162.79	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Xavier Poutas	63	$92.29	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Miao Hu	58	$70.55	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Kevin McCarthy	23	$16.94	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/American Century Mid Cap Value Portfolio

Kenneth Kozlowski	144	$163.72	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.72	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Fidelity Institutional AM® Large Cap Portfolio

Kenneth Kozlowski	144	$163.26	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.26	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Franklin Rising Dividends Portfolio

Kenneth Kozlowski	144	$163.88	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.88	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Franklin Strategic Income Portfolio

Kenneth Kozlowski	144	$163.95	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.95	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets Billion	Number of Accounts	Total Assets Million	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Goldman Sachs Mid Cap Value Portfolio

Kenneth Kozlowski	144	$163.96	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.96	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Invesco Global Real Estate Portfolio

Kenneth Kozlowski	144	$163.84	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.84	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Invesco International Growth Portfolio

Kenneth Kozlowski	144	$163.88	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.88	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Wellington Energy Portfolio

Kenneth Kozlowski	144	$163.99	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.99	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MFS Mid Cap Focused Growth Portfolio

Kenneth Kozlowski	144	$163.72	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.72	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MFS Technology II Portfolio

Kenneth Kozlowski	144	$163.89	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.89	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Lazard Emerging Markets Equity Portfolio

Kenneth Kozlowski	144	$163.65	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.65	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MFS International Intrinsic Value Portfolio

Kenneth Kozlowski	144	$163.07	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.07	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MFS Technology Portfolio

Kenneth Kozlowski	144	$163.80	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.80	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MFS Utilities Series Portfolio

Kenneth Kozlowski	144	$163.86	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.86	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/PIMCO Real Return Portfolio

Kenneth Kozlowski	144	$163.99	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.99	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/PIMCO Total Return Portfolio

Kenneth Kozlowski	144	$163.78	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.78	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

EQ/T. Rowe Price Health Sciences Portfolio

Kenneth Kozlowski	144	$163.88	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

Alwi Chan	144	$163.88	6	$365.61	0	N/A	0	N/A	0	N/A	0	N/A

*	Information for Kevin McCarthy is as of February 29, 2020

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Portfolios.

In addition, registered investment companies for which the Portfolio Managers serve as portfolio managers are generally structured as “funds of funds,” which invest in other registered investment companies for which the Adviser serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFs”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fees that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on an individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his or her management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation for the fiscal year completed December 31, 2019

Because the Portfolio Managers serve as officers and employees of the Adviser and their respective roles are not limited to serving as the portfolio managers of the Portfolios and other accounts they manage, their compensation is based on the Adviser’s compensation program as it applies to the firm’s officers in general. The Adviser’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

EQ/All Asset Growth Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

1290 VT DoubleLine Dynamic Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

1290 VT Moderate Growth Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

ATM International Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

ATM Large Cap Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

ATM Mid Cap Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

ATM Small Cap Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

EQ/400 Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

EQ/500 Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

EQ/2000 Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

EQ/Aggressive Growth Strategy Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

EQ/American Century Moderate Growth Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/AXA Investment Managers Moderate Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Balanced Strategy Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

EQ/Conservative Growth Strategy Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

EQ/Conservative Strategy Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

EQ/First Trust Moderate Growth Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Global Equity Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

EQ/Goldman Sachs Growth Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Growth Strategy Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

EQ/International Core Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

EQ/International Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

EQ/International Value Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

EQ/Invesco Moderate Growth Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Large Cap Core Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

EQ/Large Cap Growth Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

EQ/Large Cap Value Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

EQ/Legg Mason Growth Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

EQ/Mid Cap Value Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

EQ/Moderate Growth Strategy Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

1290 VT Natural Resources Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT Real Estate Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT SmartBeta Equity Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Ultra Conservative Strategy Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

EQ/AB Dynamic Aggressive Growth Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/AB Dynamic Growth Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/AB Dynamic Moderate Growth Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/ClearBridge Large Cap Growth Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT DoubleLine Opportunistic Bond Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Franklin Balanced Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

EQ/Franklin Small Cap Value Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT Small Cap Value Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Invesco Moderate Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Janus Enterprise Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/JPMorgan Growth Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Legg Mason Moderate Allocation Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Loomis Sayles Growth Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT Micro Cap Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Morgan Stanley Small Cap Growth Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Templeton Global Equity Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

EQ/AB Short Duration Government Bond Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/AB Small Cap Growth Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

EQ/BlackRock Basic Value Equity Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT Equity Income Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT Socially Responsible Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Capital Group Research Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/ClearBridge Select Equity Managed Volatility Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy*	X

EQ/Common Stock Index Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT Convertible Securities Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

EQ/Core Bond Index Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Emerging Markets Equity PLUS Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT Energy Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

EQ/Equity 500 Index Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT GAMCO Mergers & Acquisitions Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

1290 VT GAMCO Small Company Value Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Global Bond PLUS Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT High Yield Bond Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

EQ/Intermediate Government Bond Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/International Equity Index Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Invesco Comstock Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/JPMorgan Value Opportunities Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Large Cap Growth Index Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Large Cap Value Index Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT Low Volatility Global Equity Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

EQ/MFS International Growth Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Mid Cap Index Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Money Market Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

EQ/Invesco Global Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/PIMCO Global Real Return Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/PIMCO Ultra Short Bond Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Quality Bond PLUS Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Small Company Index Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/T. Rowe Price Growth Stock Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/UBS Growth and Income Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

1290 VT Multi-Alternative Strategies Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

Multimanager Aggressive Equity Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Multimanager Core Bond Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Multimanager Mid Cap Growth Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Multimanager Mid Cap Value Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Multimanager Technology Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Xavier Poutas	X

Miao Hu	X

Kevin McCarthy	X

EQ/American Century Mid Cap Value Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

EQ/Fidelity Institutional AM® Large Cap Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Franklin Rising Dividends Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Franklin Strategic Income Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Goldman Sachs Mid Cap Value Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Invesco Global Real Estate Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Invesco International Growth Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Wellington Energy Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/MFS Mid Cap Focused Growth Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/MFS Technology II Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/Lazard Emerging Markets Equity Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/MFS International Intrinsic Value Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/MFS Technology Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/MFS Utilities Series Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/PIMCO Real Return Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/PIMCO Total Return Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

EQ/T. Rowe Price Health Sciences Portfolio

Kenneth Kozlowski	X

Alwi Chan	X

*	Information for Kevin McCarthy is as of February 29, 2020

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

1832 Asset Management U.S. Inc. (“1832 Asset Management” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets

Multimanager Aggressive Equity Portfolio

Noah Blackstein	0	N/A	15	$3.6	1	$0.2	0	N/A	6	$2.7	0	N/A

1832 ASSET MANAGEMENT U.S. INC.

Description of any Material Conflicts

As is typical for many money managers, potential conflicts of interest may arise related to a portfolio manager’s management of multiple accounts relating to: where not all accounts are able to participate in a desired IPO or another limited opportunity, the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, the side by side management of accounts with performance based fees and accounts with fixed fees, and a variety of other circumstances. In all cases, however, 1832 Asset Management U.S. Inc. (“1832 Asset Management”) believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. The Form ADV, Part 2 of 1832 Asset Management also contains a description of some of its policies and procedures in this regard.

Compensation Information as of December 31, 2019

Compensation by 1832 Asset Management is designed to attract and retain high-caliber professional employees. The compensation arrangements for members of the investment team promote the interests of 1832 Asset Management’s clients by providing a structure that contributes to retention of key investment professionals and by providing appropriate incentives for long term performance results.

Compensation arrangements, both fixed and variable, are as follows:

Base Salaries

Investment professionals are provided with base salaries which 1832 Asset Management believes to be in line with or above industry standards and the appropriate human resources agencies are consulted to ensure that these levels are maintained.

Bonuses

Portfolio manager bonuses primarily consist of a variable compensation component and a discretionary component. The bonus weighting is typically two thirds variable and one third discretionary.

The variable component is based on performance metrics which may include quartile rankings, performance relative to benchmark, and various risk management measures over various periods of time. As part of the bonus compensation structure for the portfolio managers, typically one third is retained and vests over a 3 year period. Of the amount retained, a minimum of 50% is invested in a portfolio manager’s own funds.

The discretionary component of portfolio managers’ bonuses is based on a review of their contribution to the investment team for investment insights and recommendations as well as their contribution to sales and marketing efforts.

Other considerations include level of assets under management and profitability of the firm.

Stock Purchase Program

Subject to service time requirements, up to 6% of an employee’s salary to a maximum of $6,000 may be used to purchase the stock of the publicly-listed parent company, The Bank of Nova Scotia (Ticker: BNS), and the contribution will be matched 60% by the firm.

Performance Based Fees

Some funds managed by 1832 Asset Management, but not the Multimanager Aggressive Equity Portfolio, incur performance based fees and the portfolio manager shares in a portion of such fees.

Ownership of Shares of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000

Multimanager Aggressive Equity Portfolio

Noah Blackstein	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

American Century Investment Management, Inc. (“American Century” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/American Century Mid Cap Value Portfolio

Kevin Toney, CFA	18	$30.251B	5	$2.832B	4	$914.786M	0	N/A	0	N/A	0	N/A

Phillip N. Davidson, CFA	23	$33.229B	6	$3.751B	5	$915.989M	0	N/A	0	N/A	0	N/A

Michael Liss, CFA, CPA	18	$30.251B	5	$2.832B	4	$914.786M	0	N/A	0	N/A	0	N/A

Brian Woglom, CFA	23	$33.229B	6	$3.751B	5	$915.989M	0	N/A	0	N/A	0	N/A

EQ/American Century Moderate Growth Allocation Portfolio

Cleo Chang	1	$271.047M	N/A	N/A	N/A	N/A	0	N/A	0	N/A	0	N/A

Rich Weiss	19	$22.920B	38	$12.454B	1	$6.186M	0	N/A	0	N/A	0	N/A

Radu C. Gabudean	19	$22.920B	38	$12.454B	1	$6.186M	0	N/A	0	N/A	0	N/A

Vidya Rajappa	19	$22.920B	38	$12.454B	1	$6.186M	0	N/A	0	N/A	0	N/A

Rene Casis	3	$394.592M	N/A	N/A	N/A	N/A	0	N/A	0	N/A	0	N/A

Multimanager Mid Cap Value Portfolio

Kevin Toney, CFA	18	$30.251B	5	$2.832B	4	$914.786M	0	N/A	0	N/A	0	N/A

Phillip N. Davidson, CFA	23	$33.229B	6	$3.751B	5	$915.989M	0	N/A	0	N/A	0	N/A

Michael Liss, CFA, CPA	18	$30.251B	5	$2.832B	4	$914.786M	0	N/A	0	N/A	0	N/A

Brian Woglom, CFA	23	$33.229B	6	$3.751B	5	$915.989M	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors Funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.

Compensation as of December 31, 2019

American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of December 31, 2019, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century Investments mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century Investments mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century Investments mutual funds. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group).

A second factor in the bonus calculation relates to the performance of a number of American Century Investments funds managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed income, and multi-asset strategies. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.

A portion of portfolio managers’ bonuses may also be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/American Century Mid Cap Value Portfolio

Kevin Toney, CFA	X

Phillip N. Davidson, CFA	X

Michael Liss, CFA, CPA	X

Brian Woglom, CFA	X

EQ/American Century Moderate Growth Allocation Portfolio

Cleo Chang	X

Rich Weiss	X

Radu C. Gabudean	X

Vidya Rajappa	X

Rene Casis	X

Multimanager Mid Cap Value Portfolio

Kevin Toney, CFA	X

Phillip N. Davidson, CFA	X

Michael Liss, CFA, CPA	X

Brian Woglom, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Investment Managers, Inc. (“AXA IM” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets

1290 VT High Yield Bond Portfolio

Carl Whitbeck	1	$38.93	13	$11.12	34	$3.01	0	N/A	1	$101.4	0	N/A

Robert Houle	1	$38.93	8	$5.40	12	$1.40	0	N/A	0	N/A	0	N/A

EQ/AXA Investment Managers Moderate Allocation Portfolio

Benoit Delabre	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Laurent Rabatel	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Nicolas Sadone	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Description of any Material Conflicts

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Portfolio. At times, those responsibilities could potentially conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by AXA Investment Managers, Inc. (the “Sub-Adviser”) have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Portfolio, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. In addition, although the Sub-Adviser does not invest in securities for its own account, it does, however, manage certain client accounts and funds which include investments by affiliated subsidiaries of the AXA Group. Clients should be aware that AXA Group investments in these accounts and funds (including the Portfolio) may be deemed to create a conflict of interest for the Sub-Adviser, as there could be an incentive for the Sub-Adviser to allocate investment opportunities to these accounts and funds at the expense of other advisory clients.

In addition, certain AXA IM employees have disclosed to the firm that they have family members that are employed by third party services that support AXA IM and its business. AXA IM manages these conflicts through a comprehensive set of disclosure requirements, as well as through a combination of periodic testing oversight, financial analysis and internal reporting procedures.

Compensation for the year completed December 31, 2019

As part of its staff retention strategy, AXA IM has adopted a competitive compensation policy which is linked to both overall performance and individual achievements. Professional development also serves as a key retention tool. The financial compensation package is composed of a fixed salary, based mainly on qualifications and experience, and a discretionary bonus. “Bonus payments can be structured with a combination of cash immediately payable and vesting programs that are tied to the performance of the overall investment strategy to which the Portfolio belongs as well as overall firm performance.” In this manner, the company can influence short term, medium term and long term value creation for both parties. Total compensation is benchmarked against industry standards to ensure we retain our highly competent team members.

We constantly monitor the employment market in our area for talented investment professionals with an eye for both new investment talent as well as market-competitive compensation packages. As an additional retention strategy for certain key individuals in the US high yield team, contractual arrangements have also been secured

Feedback from the market indicates that we are offering competitive compensation. AXA IM consistently attempts to align employee compensation with overall firm goals. Incentive pools are based on several factors, but focus on the following categories:

•	Employee performance with respect to objectives and responsibilities set

•	Employee contribution to overall firm performance

•	Investment strategy performance

•	Overall firm profitability

Retention strategies for our team members are multifaceted. AXA IM believes compensation should be viewed as a total reward approach. In addition to industry competitive compensation structures as detailed above, AXA IM’s retention strategies include career development and international mobility opportunities, an appropriate work-life balance, and benefit programs that are viewed as investments in a team member (e.g., employee stock purchase program, health club reimbursement, corporate discounts, etc.). For our investment staff at AXA IM their incentive compensation is specifically guided depending on their roles within the firm, as described below.

Portfolio Managers or Strategists

The performance of our portfolio managers is assessed at mid-year and year-end against stated objectives set at the start of the year with a senior manager. The criteria taken into consideration are:

•	Their role in the investment process

•	Overall client satisfaction relating to portfolios under management as measured by overall client dialogue and retention for external clients)

Credit Analysts

The performance of our analysts is judged on their ability to translate information into practical recommendations for the portfolio managers. The criteria taken into consideration are:

•	Quality of industry and issuer coverage

•	Ability to react swiftly to market information

•	Speed with which information is integrated into recommendations

Traders

The performance of our traders is judged on their ability to deliver trading solutions that enhance performance for our clients. The criteria taken into consideration are:

•	Trade execution and access to liquidity in the market

•	Synthesis and dissemination of important information flow to the investment team, and

•	Ability to deliver qualitative and quantitative analysis

Ownership of Shares of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

1290 VT High Yield Bond Portfolio

Carl Whitbeck	X

Robert Houle	X

EQ/AXA Investment Managers Moderate Allocation Portfolio

Benoit Delabre	X

Laurent Rabatel	X

Nicolas Sadone	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Rosenberg Investment Management LLC. (“Rosenberg Equities” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accouts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 VT SmartBeta Equity Portfolio

Gideon Smith	1	$28.14M	4	$846.4M	27	$6.49B	0	N/A	0	N/A	0	N/A

Anubhuti Gupta	1	$28.14M	10	$935.5M	13	$2.35B	0	N/A	0	N/A	0	N/A

Cameron Gray	1	$28.14M	4	$846.4M	27	$6.49B	0	N/A	0	N/A	0	N/A

Harry Prabandham	1	$28.14M	6	$4.88B	27	$4.96B	0	N/A	1	$88.00M	0	N/A

Description of any Material Conflicts

Rosenberg Equities is committed to conducting its business in accordance with best international practice, and within the laws of the countries in which it operates, in a manner that manages conflicts of interest appropriately and seeks to avoid conflict of interests. These practices are essential for maintaining the reputation, client confidence, and the regulatory licenses upon which the business of Rosenberg Equities depends. Senior management considers potential conflicts with evolving business practices and has processes to manage them.

Participation in Clients Account — Rosenberg Equities does not invest securities for our own account. However, as we may manage accounts and/or funds for our affiliates, clients should be aware that this may be deemed to create a conflict of interest for Rosenberg Equities since there could be an incentive for Rosenberg Equities to allocate investment opportunities to these accounts and/or funds at the expense of other advisory clients. Other potential conflicts may include placing trades for affiliated accounts before or after trades for other accounts to take advantage of or avoid market impact. The models constructed by Rosenberg Equities apply the same analytical process by strategy, regardless of fee structure, for all portfolios managed by its affiliated investment advisers. The actual construction of portfolios is subject to settings maintained for each account by the portfolio management teams to meet the specifics of their investment mandates.

Trading Practices — We have implemented procedures to ensure that our trading, allocation, and directed brokerage policies are impartial and fair. Our trade allocation process integrates each account’s demand for a particular trade, as determined by Rosenberg Equities’ investment models, with allocation algorithms designed to allocate the trades fairly among accounts. Trades are generally allocated pro-rata based on each account’s respective demand for a trade, which may change based on the investment models’ output. The allocation algorithms are designed to treat all accounts equally, regardless of the fee arrangement for the account (i.e., asset-based or performance fee-based), or the type of client (e.g., investment company accounts are treated the same as separate accounts or private fund accounts). Each account shall receive the average unit price and bear its pro-rata share of the transaction costs. If the full position that the optimizer recommends for purchase or sale (from the aggregation of individual account recommendations) is not executed, the partial position is allocated across accounts in proportion to each account’s recommended position. As part of the allocation process, an allocation may be adjusted manually to keep the accounts within their respective high and low limits for cash by readjusting trade allocations if necessary. Manual re-allocations are overseen by the Head of Global Trading as well as Portfolio Managers and Compliance to ensure fair and equitable allocation.

We do not utilize soft dollars to purchase soft dollar eligible services. In evaluating directed brokerage arrangements, best execution will be the determinant of whether a trade goes to a certain broker or not; thus Rosenberg Equities cannot guarantee a fixed dollar amount of commission will be paid to a specific directed broker.

Personal Trading — While we permit our employees to engage in personal securities transactions, as a company we recognize that these transactions may raise potential conflicts. This is particularly true when they involve securities owned by or considered for purchase or sale for a client accounts. We address potential conflicts of interest in our Code by requiring, that with regard to investments and investment opportunities, our employees first obligation is to our clients. Employees must conduct their personal securities transactions in a manner that does not interfere with any client’s portfolio transactions or take inappropriate advantage of an employee’s relationship with clients.

Our Code and Personal Trading Policy establishes specific procedures to preclude conflicts of interest and to ensure fair treatment for our clients. Rosenberg Equities uses a personal trading application to provide an automated and streamlined mechanism for managing employees’ personal trading practices. Employees cannot buy or sell covered securities without pre-clearance. Integrated within the application is an automated cross-check of the requested covered security against real-time model recommendations to be traded that day in client accounts. Employees covered by the Policy are required to certify quarterly compliance with applicable regulatory requirements and compliance policies.

Performance Fee Structure — Unfair Allocation — We manage accounts from which we receive asset based management fees, performance-based management fees, or a combination of both types of fees. Because performance-based fees have the potential to generate more revenue for us than asset-based fees, there is a conflict of interest which could cause Rosenberg Equities or our supervised persons to favor accounts, i.e., preferential allocation of investment opportunities that have a higher fee rate or cause such accounts to be invested differently than they might otherwise have been. To reduce the incentive to favor one account over another, Rosenberg Equities has systematic processes using investment models and allocation algorithms designed to mitigate conflicts.

Portfolio Manager actions to change portfolio construction parameters that impact the portfolio may be considered an investment action. Investment actions are integral to standard investment oversight to help ensure the intention of the models is reflected in the client’s portfolio positioning and the portfolio risk profile is appropriate for market conditions. Depending upon the potential impact and risk, investment actions taken by portfolio managers will have different requirements for approval, notification and oversight.

In addition, supervised investment personnel receive a salary and are eligible to participate in Rosenberg Equities success through discretionary bonus awards that are tied to both individual and overall performance against objectives. Compensation for investment professionals is not directly derived from an individual account’s predetermined or specified level of performance. Allocations of variable remuneration pools to investment personnel consider a range of factors such as profitability, investment performance, risk and compliance factors and other qualitative performance achievements.

Compensation for the year completed December 31, 2019 – Rosenberg Equities’ remuneration program for investment and research professionals is designed to be competitive and effective in order to attract and retain high caliber employees and is also designed to reflect their ability to generate long-term investment success for our clients. Investment and research professionals do not receive direct compensation based upon the investment returns of any individual client account. In conjunction with our parent entity AXA IM, Rosenberg Equities applies a “pay-for-performance” approach to remuneration, incorporating adjustments for risk considerations, to recognize employees who contribute the greatest value to the firm and the managed funds, considering performance, behavior experience and critical skills. In addition to attracting and retaining the best skills and talents, the intent of this approach is to also foster employee engagement and to strengthen leadership while ensuring corporate responsibility that will provide the best results to Rosenberg Equities’ clients over the long term, which in turn will ultimately strengthen the firm through higher client and asset retention.

AXA IM’s Remuneration Committee is responsible for determining and reviewing the AXA IM remuneration guidelines, as well as reviewing the annual remuneration of senior executives of the AXA IM Group.

Investment and research professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary remuneration: Employee base is a fixed salary dependent on organisational responsibility, professional experience and individual capability to perform the duties of the role

(ii)

Discretionary Incentive Plan — Total Variable Remuneration: Annual variable remuneration pools are determined globally based on AXA IM overall profitability, taking into account current and future risks. Allocations of variable remuneration pools to investment functions consider a range of factors such as profitability, investment performance, risk and compliance factors and other qualitative performance achievements. In determining individual variable remuneration levels, Managers consider annual team and individual performance which is assessed as a combination of specific quantitative and qualitative performance factors. Individual leadership is also taken into account, as well as adherence to risk and compliance policies. AXA IM and Rosenberg Equities believe in rewarding not only ‘what’ is achieved but also ‘how’ it is achieved and aims to truly differentiate individual and team performance through the level of TVP awarded to individuals. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance.

Variable remuneration is structured to reward

•	short term value creation for clients and Rosenberg Equities/AXA IM through cash variable remuneration based on annual performance;

•	medium term value creation for clients and Rosenberg Equities/AXA IM through the Deferred Incentive Plan (DIP) which is structured over a four year vesting period;

•	long term value creation for clients and Rosenberg Equities/AXA IM through AXA IM Performance Shares which are structured over a four year vesting period and ten year period overall;

•	long term value creation for the AXA Group through the AXA Long Term Incentive (LTI) Program (made up of AXA Performance Shares).

Effective from the performance year 2015 (awards made in the first quarter of 2016), AXA IM and Rosenberg Equities has been operating an automatic deferral policy applicable to all employees earning more than a specified minimum threshold of total variable pay and/or who are considered to be an “Identified Employee” due to their being assessed as having a material impact on a regulated AXA IM/ Rosenberg Equities Entity’s risk profile or the risk profiles of the Funds that it manages. For employees subject to the automatic deferral policy, a minimum level of deferred remuneration will be awarded as a proportion of the employee’s total variable remuneration.

(iii)

Employee benefits — Rosenberg Equities provides market-competitive benefit packages to employees in each of our geographic locations. Non-financial awards are also provided to employees and include access to learning and development programs, career development, opportunity for international assignments and work-life balance programs.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,00,000	Over $1,000,000

1290 VT SmartBeta Equity Portfolio

Gideon Smith	X

Anubhuti Gupta	X

Cameron Gray	X

Harry Prabandham	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AllianceBernstein L.P. (“AllianceBernstein” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the
	accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)

ATM International Managed Volatility Portfolio

Judith DeVivo	28	$22,596	32	$5,867	327	$41,521	0	N/A	0	N/A	1	$244

ATM Large Cap Managed Volatility Portfolio

Judith DeVivo	28	$22,157	32	$5,867	327	$41,521	0	N/A	0	N/A	1	$244

ATM Mid Cap Managed Volatility Portfolio

Judith DeVivo	28	$22,986	32	$5,867	327	$41,521	0	N/A	0	N/A	1	$244

ATM Small Cap Managed Volatility Portfolio

Judith DeVivo	28	$22,734	32	$5,867	327	$41,521	0	N/A	0	N/A	1	$244

EQ/400 Managed Volatility Portfolio

Judith DeVivo	28	$23,049	32	$5,867	327	$41,521	0	N/A	0	N/A	1	$244

EQ/500 Managed Volatility Portfolio

Judith DeVivo	28	$23,049	32	$5,867	327	$41,521	0	N/A	0	N/A	1	$244

EQ/2000 Managed Volatility Portfolio

Judith DeVivo	28	$23,049	32	$5,867	327	$41,521	0	N/A	0	N/A	1	$244

EQ/International Managed Volatility Portfolio

Judith DeVivo	28	$23,049	32	$5,867	327	$41,521	0	N/A	0	N/A	1	$244

EQ/Large Cap Value Managed Volatility Portfolio

Joseph Gerald Paul+	10	$10,071	10	$662	27,758	$16,374	0	N/A	0	N/A	0	N/A

Cem Inal	3	$972	2	$15	3,187	$2,027	0	N/A	0	N/A	0	N/A

Judith DeVivo	28	$20,382	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Joshua Lisser	29	$23,049	32	$5,867	327	$41,521	0	N/A	0	N/A	1	$244

Ben Sklar	27	$23,008	32	$5,867	323	$41,376	0	N/A	0	N/A	1	$244

1290 VT Natural Resources Portfolio

Judith DeVivo	28	$23,030	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Joshua Lisser	29	$23,049	32	$5,867	327	$41,521	0	N/A	0	N/A	1	$244

Ben Sklar	27	$23,008	32	$5,867	323	$41,376	0	N/A	0	N/A	1	$244

EQ/AB Dynamic Aggressive Growth Portfolio

Daniel J. Loewy	67	$12,358	205	$36,618	66	$18,212	0	N/A	0	N/A	0	N/A

Brian Brugman	54	$11,026	0	$24	30	$8,113	0	N/A	0	N/A	0	N/A

EQ/AB Dynamic Growth Portfolio

Daniel J. Loewy	65	$11,788	205	$36,618	66	$18,212	0	N/A	0	N/A	0	N/A

Brian Brugman	52	$10,456	0	$24	30	$8,113	0	N/A	0	N/A	0	N/A

EQ/AB Dynamic Moderate Growth Portfolio

Daniel J. Loewy	64	$9,884	205	$36,618	66	$18,212	0	N/A	0	N/A	0	N/A

Brian Brugman	51	$8,553	0	$24	30	$8,113	0	N/A	0	N/A	0	N/A

AllianceBernstein L.P. (“AllianceBernstein” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31,
	2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)

EQ/AB Short Duration Government Bond Portfolio

Michael S. Canter	30	$8,125	29	$5,090	101	$5,566	0	N/A	0	N/A	3	$468

Shawn E. Keegan	1	$212	35	$53,626	128	$43,200	0	N/A	0	N/A	3	$5,296

Douglas J. Peebles++	32	$15,166	68	$9,937	68	$21,362	0	N/A	0	N/A	1	$1,260

Janaki Rao	30	$8,125	29	$5,090	101	$5,566	0	N/A	0	N/A	3	$468

Dimitri Silva, CFA®	71	$19,050	94	$6,604	138	$20,386	0	N/A	0	N/A	3	$1,497

EQ/AB Small Cap Growth Portfolio

Bruce Aronow	24	$7,250	31	$359	23	$3,686	0	N/A	0	N/A	2	$943

Samantha Lau	22	$5,994	31	$359	22	$3,107	0	N/A	0	N/A	2	$575

Wen-Tse Tseng	22	$5,994	31	$359	22	$3,107	0	N/A	0	N/A	2	$575

Joshua Lisser	29	$23,049	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

EQ/Common Stock Index Portfolio

Judith DeVivo	28	$16,950	32	$5,867	328	$41,765	0	N/A	0	NA	1	$244

EQ/Emerging Markets Equity PLUS Portfolio

Judith DeVivo	28	$23,003	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Joshua Lisser	28	$23,003	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Ben Sklar	27	$22,988	32	$5,867	324	$41,619	0	N/A	0	N/A	1	$244

EQ/Equity 500 Index Portfolio

Judith DeVivo	28	$16,604	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

EQ/International Equity Index Portfolio

Judith DeVivo	28	$21,544	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

EQ/Large Cap Growth Index Portfolio

Judith DeVivo	28	$21,449	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

EQ/Quality Bond Plus Portfolio

Michael S. Canter	30	$9,505	29	$5,090	101	$5,566	0	N/A	0	N/A	3	$468

Shawn E. Keegan	1	$212	35	$53,626	128	$43,200	0	N/A	0	N/A	3	$5,296

Douglas J. Peebles++	32	$15,166	68	$9,937	68	$21,362	0	N/A	0	N/A	1	$1,260

Janaki Rao	30	$9,505	29	$5,090	101	$5,566	0	N/A	0	N/A	3	$468

Dimitri Silva, CFA®	71	$20,430	94	$6,604	138	$20,386	0	N/A	0	N/A	3	$1,497

1290 VT Real Estate Portfolio

Judith DeVivo	28	$23,022	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Joshua Lisser	28	$23,022	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Ben Sklar	27	$23,008	32	$5,867	324	$41,619	0	N/A	0	N/A	1	$244

EQ/Large Cap Value Index Portfolio

Judith DeVivo	28	$24,473	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Joshua Lisser	28	$22,473	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Ben Sklar	27	$22,458	32	$5,867	324	$41,619	0	N/A	0	N/A	1	$244

AllianceBernstein L.P. (“AllianceBernstein” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31,
	2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)

EQ/Mid Cap Index Portfolio

Judith DeVivo	28	$21,362	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Joshua Lisser	28	$21,362	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Ben Sklar	27	$21,347	32	$5,867	324	$41,619	0	N/A	0	N/A	1	$244

Multimanager Technology Portfolio

Judith DeVivo	28	$22,749	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Joshua Lisser	28	$22,749	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Ben Sklar	27	$22,735	32	$5,867	324	$41,619	0	N/A	0	N/A	1	$244

EQ/Small Company Index Portfolio

Judith DeVivo	28	$21,848	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Multimanager Aggressive Equity Portfolio

Judith DeVivo	28	$22,374	32	$5,867	328	$41,765	0	N/A	0	N/A	1	$244

Multimanager Mid Cap Growth Portfolio

Bruce Aronow	24	$8,171	31	$359	23	$3,686	0	N/A	0	N/A	2	$943

Samantha S. Lau	22	$6,915	31	$359	22	$3,107	0	N/A	0	N/A	2	$575

Wen-Tse Tseng	22	$6,915	31	$359	22	$3,107	0	N/A	0	N/A	2	$575

+	Effective December 31, 2020, Joseph Gerard Paul will no longer be a Portfolio Manager of the Portfolio.

++	Effective December 31, 2020, Douglas J. Peebles will no longer be a Portfolio Manager of the Portfolio.

Description of any Material Conflicts

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation for the fiscal year completed December 31, 2019

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)

Fixed base salary:    This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus:    AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.[1]

(iv)

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan:    The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

ATM International Managed Volatility Portfolio

Judith DeVivo	X

ATM Large Cap Managed Volatility Portfolio

Judith DeVivo	X

ATM Mid Cap Managed Volatility Portfolio

Judith DeVivo	X

ATM Small Cap Managed Volatility Portfolio

Judith DeVivo	X

EQ/400 Managed Volatility Portfolio

Judith DeVivo	X

EQ/500 Managed Volatility Portfolio

Judith DeVivo	X

EQ/2000 Managed Volatility Portfolio

Judith DeVivo	X

EQ/International Managed Volatility Portfolio

Judith DeVivo	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Large Cap Value Managed Volatility Portfolio

Joseph Gerald Paul	X

Cem Inal	X

Judith DeVivo	X

Joshua Lisser	X

Ben Sklar	X

1290 VT Natural Resources Portfolio

Judith DeVivo	X

Joshua Lisser	X

Ben Sklar	X

EQ/AB Dynamic Aggressive Growth Portfolio

Daniel J. Loewy	X

Brian Brugman	X

EQ/AB Dynamic Growth Portfolio

Daniel J. Loewy	X

Brian Brugman	X

EQ/AB Dynamic Moderate Growth Portfolio

Daniel J. Loewy	X

Brian Brugman	X

EQ/AB Short Duration Government Bond Portfolio

Michael S. Canter	X

Shawn E. Keegan	X

Doug Peebles	X

Janaki Rao	X

Dimitri Silva, CFA®	X

EQ/AB Small Cap Growth Portfolio

Bruce Aronow	X

Samantha Lau	X

Wen-Tse Tseng	X

Joshua Lisser	X

EQ/Common Stock Index Portfolio

Judith DeVivo	X

EQ/Emerging Markets Equity PLUS Portfolio

Judith DeVivo	X

Joshua Lisser	X

Ben Sklar	X

EQ/Large Cap Value Index Portfolio

Judith DeVivo	X

Joshua Lisser	X

Ben Sklar	X

EQ/Mid Cap Index Portfolio

Judith DeVivo	X

Joshua Lisser	X

Ben Sklar	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

Multimanager Technology Portfolio

Judith DeVivo	X

Joshua Lisser	X

Ben Sklar	X

EQ/Equity 500 Index Portfolio

Judith DeVivo	X

EQ/International Equity Index Portfolio

Judith DeVivo	X

EQ/Large Cap Growth Index Portfolio

Judith DeVivo	X

EQ/Quality Bond PLUS Portfolio

Michael S. Canter	X

Shawn Keegan	X

Douglas Peebles	X

Janaki Rao	X

Dimitri Silva, CFA®	X

1290 VT Real Estate Portfolio

Judith DeVivo	X

Joshua Lisser	X

Ben Sklar	X

EQ/Small Company Index Portfolio

Judith DeVivo	X

Multimanager Aggressive Equity Portfolio

Judith DeVivo	X

Multimanager Mid Cap Growth Portfolio

Bruce Aronow	X

Samantha S. Lau	X

Wen-Tse Tseng	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019*						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets	Number of Accounts	Total assets	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets

Multimanager Technology Portfolio

Huachen Chen	5	$3.175	3	$2.365	0	N/A	0	N/A	1	$775	0	N/A

Walter C. Price	5	$3.175	3	$2.365	0	N/A	0	N/A	1	$775	0	N/A

Michael Seidenberg	5	$3.159	3	$2.330	0	N/A	0	N/A	1	$802	0	N/A

*	Information for Michael Seidenberg is as of February 29, 2020

ALLIANZ GLOBAL INVESTORS U.S. LLC

Description of any Material Conflicts

Like other investment professionals with multiple clients, a portfolio manager for a Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms.

AllianzGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Portfolio. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Portfolio. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Portfolio’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts. In addition, a Portfolio’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Portfolio. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolio) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Compensation Information as of December 31, 2019

Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation, cliff vests (i.e., vests fully) three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation, cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (Investment Professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There exist a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation scheme.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

Ownership of Shares of the Portfolio as of December 31, 2019*

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000

Multimanager Technology Portfolio

Huachen Chen	X

Walter C. Price	X

Michael Seidenberg	X

*	Information for Michael Seidenberg is as of February 29, 2020

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

BlackRock Financial Management, Inc. (“BlackRock” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Multimanager Core Bond Portfolio

Akiva Dickstein	12	$12.26 Billion	12	$4.79 Billion	108	$64.15 Billion	0	N/A	6	$3.62 Billion	107	$63.16 Billion

Bob Miller	15	$64.35 Billion	18	$16.68 Billion	16	$5.02 Billion	0	N/A	3	$88.36 Million	14	$4.91 Billion

David Rogal	10	$64.86 Billion	10	$15.22 Billion	2	$428.5 Million	0	N/A	2	$72.20 Million	2	$428.5 Million

BLACKROCK FINANCIAL MANAGEMENT, INC.

Description of any Material Conflicts

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein, Miller and Rogal may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein and Rogal may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation — Messrs. Dickstein, Miller and Rogal

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks

Akiva Dickstein	A combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Bob Miller David Rogal	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred

BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Ownership of Shares of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000

Multimanager Core Bond Portfolio

Akiva Dickstein	X

Bob Miller	X

David Rogal	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

BlackRock Investment Management, LLC (“BlackRock” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/BlackRock Basic Value Equity Portfolio

Carrie King	7	$3.15 Billion	4	$909.6 Million	1	$4.84 Million	0	N/A	1	$219.5 Million	1	$4.84 Million

Joseph Wolfe	9	$4.20 Billion	9	$3.12 Billion	0	N/A	0	N/A	3	$745.4 Million	0	N/A

Tony DeSpirito	15	$28.99 Billion	8	$3.39 Billion	2	$330.4 Million	0	N/A	2	$206.0 Million	2	$330.4 Million

David Zhao	14	$28.25 Billion	8	$3.39 Billion	2	$330.4 Million	0	N/A	2	$206.0 Million	2	$330.4 Million

Franco Tapia, CFA®	14	$28.25 Billion	8	$3.39 Billion	2	$330.4 Million	0	N/A	2	$206.0 Million	2	$330.4 Million

EQ/Large Cap Value Managed Volatility Portfolio

Carrie King	7	$4.38 Billion	4	$909.6 Million	1	$4.84 Million	0	N/A	1	$219.5 Million	1	$4.84 Million

Joseph Wolfe	9	$5.43 Billion	9	$3.12 Billion	0	N/A	0	N/A	3	$745.4 Million	0	N/A

Tony DeSpirito	15	$28.99 Billion	8	$3.39 Billion	2	$330.4 Million	0	N/A	2	$206.0 Million	2	$330.4 Million

David Zhao	14	$28.25 Billion	8	$3.39 Billion	2	$330.4 Million	0	N/A	2	$206.0 Million	2	$330.4 Million

Franco Tapia, CFA®	14	$28.25 Billion	8	$3.39 Billion	2	$330.4 Million	0	N/A	2	$206.0 Million	2	$330.4 Million

Description of any material conflicts

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation — Ms. King and Messrs. DeSpirito, Tapia, Wolfe and Zhao

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are: 50% SNP500NR2/50% SP5100OW Index; BDJ Option Overwriting Strategy Composite Index; FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P 500 Net Dividends Reinvested Index (Net USD); S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP); and SNP500 — CII_EQ Overwrite Benchmark Strategy.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

EQ/BlackRock Basic Value Equity Portfolio

Carrie King	X

Joseph Wolfe	X

Tony DeSpirito	X

David Zhao	X

Franco Tapia, CFA®	X

EQ/Large Cap Value Managed Volatility Portfolio

Carrie King	X

Joseph Wolfe	X

Tony DeSpirito	X

David Zhao	X

Franco Tapia, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

BlackRock Investment Management, LLC (“BlackRock” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019*						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investments Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

ATM International Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$128.9 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

ATM Large Cap Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$127.9 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.44 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

ATM Mid Cap Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.9 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

ATM Small Cap Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.2 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

BlackRock Investment Management, LLC (“BlackRock” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019*						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investments Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/400 Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.4 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

EQ/500 Managed Volatility Portfolio

Alan Mason	335	$1.48 Trillion	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$121.6 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.44 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.48 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

EQ/2000 Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	$0	0	$0	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$126.7 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.44 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	$0	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

EQ/Global Equity Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.3 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	$0	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

BlackRock Investment Management, LLC (“BlackRock” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019*						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investments Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/International Core Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.2 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	$0	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

EQ/International Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	$0	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$127.9 Billion	1	$596.2 Million	0	$0	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.44 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	$0	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

EQ/International Value Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.3 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

EQ/Large Cap Core Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.3 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

BlackRock Investment Management, LLC (“BlackRock” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019*						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investments Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Large Cap Growth Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$127.2 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

EQ/Mid Cap Value Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.0 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

EQ/Franklin Balanced Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.7 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

Karen Uyehara	40	$223.9 Billion	39	$89.08 Billion	50	$81.28 Billion	0	N/A	0	N/A	41	$38.67 Billion

Scott Radell	107	$407.9 Billion	24	$14.03 Billion	10	$7.00 Billion	0	N/A	5	$34.13 Billion	9	$5.86 Billion

EQ/Franklin Small Cap Value Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.9 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

BlackRock Investment Management, LLC (“BlackRock” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019*						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investments Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 VT Small Cap Value Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.9 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

1290 VT Micro Cap Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$130.0 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

EQ/Morgan Stanley Small Cap Growth Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.9 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

EQ/ClearBridge Select Equity Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.9 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

BlackRock Investment Management, LLC (“BlackRock” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019*						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investments Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Templeton Global Equity Managed Volatility Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.9 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

EQ/Global Bond PLUS Portfolio

Scott Radell	107	$408.0 Billion	24	$14.03 Billion	10	$7.00 Billion	0	N/A	5	$34.13 Billion	9	$5.86 Billion

Karen Uyehara	40	$224.0 Billion	39	$89.08 Billion	50	$81.28 Billion	0	N/A	0	N/A	41	$38.67 Billion

Multimanager Mid Cap Growth Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.9 Billion	1	$596.2 Million	0	$0	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

Multimanager Mid Cap Value Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.9 Billion	1	$596.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.45 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

1290 VT Socially Responsible Portfolio

Alan Mason	335	$1.49 Trillion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Suzanne Henige	82	$129.9 Billion	1	$671.0 Million	0	N/A	0	N/A	0	N/A	0	N/A

Rachel M. Aguirre	332	$1.44 Trillion	162	$651.3 Billion	136	$597.0 Billion	0	N/A	11	$10.35 Billion	110	$203.7 Billion

Amy Whitelaw	343	$1.49 Trillion	107	$34.84 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Jennifer Hsui	325	$1.48 Trillion	57	$74.87 Billion	36	$29.03 Billion	0	N/A	1	$955.2 Million	25	$24.20 Billion

*	Information for Suzanne Henige is as of February 29, 2020

Description of any material conflicts

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. Uyehara and Messrs. Dickstein, Miller and Radell may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Uyehara and Messrs. Dickstein, Miller and Radell may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation — Mses. Aguirre, Henige, Hsui and Whitelaw and Mr. Mason

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Aguirre, Henige, Hsui and Whitelaw and Mr. Mason is not measured against a specific benchmark.

Discretionary Incentive Compensation — Ms. Uyehara and Messrs. Dickstein, Miller, Radell and Rogal

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks

Akiva Dickstein	A combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Bob Miller Karen Uyehara	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Scott Radell	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.

David Rogal	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Ownership of Securities of the Portfolios as of December 31, 2019*

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

ATM International Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

ATM Large Cap Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

ATM Mid Cap Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

ATM Small Cap Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

EQ/400 Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

EQ/500 Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

EQ/2000 Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

EQ/Global Equity Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

EQ/International Core Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

EQ/International Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

EQ/International Value Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

EQ/Large Cap Core Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

EQ/Large Cap Growth Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

EQ/Mid Cap Value Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

EQ/Franklin Balanced Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

Karen Uyehara	X

Scott Radell	X

EQ/Franklin Small Cap Value Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

1290 VT Small Cap Value Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

1290 VT Micro Cap Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

EQ/Morgan Stanley Small Cap Growth Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

EQ/ClearBridge Select Equity Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

EQ/Templeton Global Equity Managed Volatility Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

EQ/Global Bond PLUS Portfolio

Scott Radell	X

Karen Uyehara	X

Multimanager Mid Cap Growth Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

Multimanager Mid Cap Value Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

1290 VT Socially Responsible Portfolio

Alan Mason	X

Suzanne Henige	X

Rachel M. Aguirre	X

Amy Whitelaw	X

Jennifer Hsui	X

*	Information for Suzanne Henige is as of February 29, 2020

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets (million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (million)

1290 VT Equity Income Portfolio

Lewis Ropp[1]	4	$1,168	1	$141.8	51	$5,491	0	N/A	0	N/A	1	$351.4

Brian Quinn, CFA[2]	3	$895.2	1	$15.8	7	$1,053	0	N/A	0	N/A	0	N/A

Brad Kinkelaar[3]	4	$988.2	1	$157.6	8	$1,613	1	$33.1	0	N/A	0	N/A

1	Mr. Ropp is a member of various other equity value teams managing 120 other accounts and $14.1 billion.

2	Mr. Quinn is a member of various other equity value teams managing 32 other accounts and $5.9 billion.

3	Mr. Kinkelaar is a member of various other equity value teams managing 41 other accounts and $10.7 billion.

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account including mutual fund or private commingled fund accounts. Barrow Hanley manages potential conflicts between funds and/or types of accounts through trade allocation policies and procedures, internal review processes, and oversight by directors and independent third parties, to ensure that no client/account, regardless of type or fee structure, is intentionally favored or disfavored at the expense of another. Barrow Hanley’s investment management and trading policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities or issuer.

Compensation as of December 31, 2019

The compensation of our investment professionals is tied to their overall contribution to the success of Barrow Hanley. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are rated on their value added to the overall investment process and to performance, as well as their contributions in other areas, such as meetings with clients and consultants. Compensation is not tied to a published or private benchmark. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance.

The final key component of compensation that is shared by most of our key employees, including all portfolio managers and the majority of our analysts, is economic ownership in Barrow Hanley through a limited partnership that owns a 24.9% equity interest in Barrow Hanley. Equity owners receive, on a quarterly basis, a share of the Firm’s profits, which are, to a great extent, related to the performance of the entire investment team.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000

1290 VT Equity Income Portfolio

Lewis Ropp	X

Brian Quinn, CFA	X

Brad Kinkelaar	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Capital International, Inc. (“Capital International” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]		Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]

	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)

EQ/Capital Group Research Portfolio

Todd Saligman	1	$0.3	0	N/A	2	$3.4	0	N/A	0	N/A	0	N/A

Carlos Schonfeld	1	$0.3	0	N/A	2	$3.4	0	N/A	0	N/A	0	N/A

EQ/Large Cap Core Managed Volatility Portfolio

Todd Saligman	1	$0.4	0	N/A	2	$3.4	0	N/A	0	N/A	0	N/A

Carlos Schonfeld	1	$0.4	0	N/A	2	$3.4	0	N/A	0	N/A	0	N/A

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[4]

Reflects other professionally managed accounts held at Capital International or companies affiliated with Capital International. Personal brokerage accounts of portfolio manager and their families are not reflected.

Description of any Material Conflicts

Capital International has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital International believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Compensation for the fiscal year completed December 31, 2019

Investment analysts are paid competitive salaries, a bonus that is directly tied to individual investment results and may participate in our profit sharing plan. Analysts also receive a subjective bonus that is based on their contribution to the research process. The relative mix of compensation represented by salary, bonuses and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. The investment bonus is calculated by comparing total investment returns to relevant benchmarks over one-, three-, five- and eight-year periods. Increasing weight is placed on each successive measurement period to encourage a long-term approach. For investment analysts, benchmarks include both appropriate industry indices reflecting their areas of expertise and relevant market measures.

Research Portfolio Coordinators are compensated in the manner described above in their role as analyst. For each Portfolio, the relevant benchmarks for the Research Portfolio Coordinators include the S&P 500 Index, a median of a customized US Core Equity Competitive Universe compiled from eVestment Alliance, a customized Growth and Income Funds Index based on the Lipper Growth and Income Index.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Capital Group Research Portfolio

Todd Saligman	X

Carlos Schonfeld	X

EQ/Large Cap Core Managed Volatility Portfolio

Todd Saligman	X

Carlos Schonfeld	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

ClearBridge Investments, LLC (“ClearBridge” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)	Number of Accounts	Total Assets (billion)

Multimanager Aggressive Equity Portfolio

Evan Bauman	6	$8.6	2	$1.1	67,999	$23.1	0	N/A	0	N/A	0	N/A

Richard Freeman	8	$11.4	2	$1.3	68,000	$23.1	0	N/A	0	N/A	0	N/A

EQ/ClearBridge Large Cap Growth Portfolio

Peter Bourbeau	11	$19.8	5	$3.5	80,407	$26.9	0	N/A	0	N/A	0	N/A

Margaret Vitrano	11	$19.8	5	$3.5	80,407	$26.9	0	N/A	0	N/A	0	N/A

EQ/ClearBridge Select Equity Managed Volatility Portfolio

Aram Green	6	$9.5	3	$0.05	1,195	$0.5	1	$2.93	0	N/A	0	N/A

CLEARBRIDGE INVESTMENTS, LLC

Description of any Material Conflicts

Potential conflicts of interest may arise when a Portfolio’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the Portfolios will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential Conflicts of Interest.    Potential conflicts of interest may arise when the Portfolios’ portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Portfolios’ portfolio managers.

The subadviser and the Portfolios have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the Portfolios will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities.    If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the Portfolios, are treated equitably.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers.    In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Compensation Information as of December 31, 2019

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation.    Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.
Discretionary compensation.    In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•

ClearBridge’s Deferred Incentive Plan (CDIP) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock — a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance.    A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

Ownership of Shares of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000

Multimanager Aggressive Equity Portfolio

Evan Bauman	X

Richard Freeman	X

EQ/ClearBridge Large Cap Growth Portfolio

Peter Bourbeau	X

Margaret Vitrano	X

EQ/ClearBridge Select Equity Managed Volatility Portfolio

Aram Green	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Diamond Hill Capital Management, Inc. (“Diamond Hill” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Mid Cap Value Managed Volatility Portfolio

Chris Welch, CFA®	6	$3,766	1	$214,568	18	$299,531	0	N/A	0	N/A	0	N/A

Multimanager Mid Cap Value Portfolio

Chris Welch, CFA	6	$3,766	1	$214,568	18	$299,531	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Each of the Portfolio Managers is also responsible for managing other account portfolios in addition to the respective Portfolios in which they manage. Management of other accounts in addition to the Portfolios can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time a portfolio manager may spend on other accounts vs. the respective Portfolios in which they manage. The Sub-Adviser has implemented specific policies and procedures to address any potential conflicts.

Performance Based Fees.    The Sub-Adviser manages certain accounts for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”). As of result of the performance based fee component, the Sub-Adviser may receive additional revenue related to the Performance Fee Accounts. None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.

Trade Allocation.    The Sub-Adviser manages numerous accounts in addition to the Portfolios. When a Portfolio and another of the Sub-Adviser’s clients seek to purchase or sell the same security at or about the same time, the Sub-Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a Portfolio because of increased volume of the transaction. However, when another of the Sub-Adviser’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the Sub-Adviser has adopted a trade allocation policy in which all trade orders occurring simultaneously among any of the Portfolios and one or more other accounts where the Sub-Adviser has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through the Sub-Adviser’s portfolio management software. When a trade is partially filled, the number of filled shares is allocated on a pro-rata basis to the appropriate client accounts. Discretionary trades are not segmented by investment product.

Personal Security Trading by the Portfolio Manager.    The sub-adviser has adopted a Code of Ethics designed to: (1) demonstrate the sub-adviser’s duty at all times to place the interest of clients first; (2) align the interests of the Portfolio Managers with clients, and (3) mitigate inherit conflicts of interest associated with personal securities transactions. The Code of Ethics prohibits all employees of the sub-adviser, including the Portfolio Managers, from purchasing any individual equity or fixed income securities that are eligible to be purchased in a client account. The Code of Ethics also prohibits the purchase of third party mutual funds in the primary Morningstar categories with which the sub-advisor competes. As a result, each of the Portfolio Managers are significant owners in the Diamond Hill strategies, thus aligning their interest with clients.

Best Execution and Research Services. The Adviser has controls in place for monitoring execution in our clients’ portfolio transactions, including reviewing trades for best execution. Certain broker-dealers that Diamond Hill uses to execute client trades are also clients of Diamond Hill and/or refer clients to Diamond Hill creating a conflict of interest. To mitigate this conflict we adopted a policy that prohibits us from considering any factor other than best execution when a client trade is placed with a broker-dealer.

Receipt of research from brokers who execute client trades involves conflicts of interest. Since Diamond Hill uses client brokerage commissions to obtain research, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, Diamond Hill has an incentive to select or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the most favorable execution. Diamond Hill attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.

Compensation for the fiscal year completed December 31, 2019

All of the portfolio managers, and research analysts, are paid by the sub-adviser a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of shareholders, all portfolio managers also participate in an annual cash and equity incentive compensation program that is based on:

•	The long-term pre-tax investment performance of the Portfolio(s) that they manage,

•	The Sub-Adviser’s assessment of the investment contribution they make to Funds they do not manage,

•	The Sub-Adviser’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and

•	The Sub-Adviser’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities.

Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis).

Incentive compensation is paid annually from an incentive pool that is determined based on several factors including investment results in client portfolios, revenues, employee performance, and industry operating margins. Incentive compensation is subject to review and oversight by the compensation committee of the Sub-Adviser’s parent firm, Diamond Hill Investment Group, Inc. (the “Company”). The compensation committee is comprised of independent outside members of the board of directors. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match. The Sub-Adviser also offers a Deferred Compensation Plan, whereby each portfolio manager may voluntarily elect to defer a portion of their incentive compensation. Any deferral on incentive compensation must be invested in Diamond Hill Funds for the entire duration of the deferral.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000

EQ/Mid Cap Value Managed Volatility Portfolio

Chris Welch, CFA®	X

Multimanager Mid Cap Value Portfolio

Chris Welch, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

DoubleLine Capital LP (“DoubleLine” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019*						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

1290 VT DoubleLine Dynamic Allocation Portfolio

Jeffrey E. Gundlach	36	$108.7B	19	$9.4B	75	$25.6B	0	N/A	2	$2.5B	2	$986.6M

R. Brendt Stallings, CFA®	2	$114.9M	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Jeffrey Sherman	23	$43,731B	8	$3,290B	18	$11,216B	0	N/A	0	N/A	0	N/A

Emidio Checcone	1	$60,789M	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

1290 VT DoubleLine Opportunistic Bond Portfolio

Jeffrey E. Gundlach	36	$108.7B	19	$9.4B	75	$25.6B	0	N/A	2	$2.5B	2	$986.6M

Jeffrey Sherman	23	$43,731B	8	$3,290B	18	$11,216B	0	N/A	0	N/A	0	N/A

Multimanager Core Bond Portfolio

Jeffrey E. Gundlach	36	$108.7B	19	$9.4B	75	$25.6B	0	N/A	2	$2.5B	2	$986.6M

Andrew Hsu	4	$56,564B	4	$918,917	19	$11,216B	0	N/A	0	N/A	0	N/A

*	Information for Jeffrey Sherman, Emidio Checcone and Andrew Hsu is as of February 29, 2020

Description of any Material Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolios, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Sub-Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, be managed (benchmarked) against the same index the Portfolios track, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio managers’ management of the Portfolios. Because of their position with the Portfolios, the portfolio managers know the size, timing and possible market impact of the Portfolios’ trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Portfolios.

Investment Opportunities.    A potential conflict of interest may arise as a result of the portfolio managers’ management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolios and other accounts managed by the portfolio managers, but securities may not be available in sufficient quantities for both the Portfolios and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolios and another account. The Sub-Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Sub-Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Sub-Adviser’s investment outlook, cash availability and a series of other factors. The Sub-Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Portfolios’ investment opportunities may also arise when the Portfolios and other clients of the Sub-Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Portfolios owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Sub-Adviser or result in the Sub-Adviser receiving material, non-public information, or the Sub-Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Portfolios’ investment opportunities. Additionally, if the Sub-Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Portfolios or other clients. When making investment decisions where a conflict of interest may arise, the Sub-Adviser will endeavor to act in a fair and equitable manner between the Portfolios and other clients; however, in certain instances the resolution of the conflict may result in the Sub-Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Portfolios.

Investors in the Portfolios may also be advisory clients of the Sub-Adviser or a Portfolio may invest in a product managed or sponsored or otherwise affiliated with the Sub-Adviser. Accordingly, the Sub-Adviser may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Portfolios, may render advice to the Portfolios that provides a direct or indirect benefit to the Sub-Adviser or an affiliate of the Sub-Adviser or may manage or advise a product in which the Portfolios is invested in such a way that would not be beneficial to the Fund. For example, the Sub-Adviser may advise a client who has invested in the Portfolios to redeem its investment in the Portfolios, which may cause the Portfolios to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. The Sub-Adviser could also, for example, make decisions with respect to a structured product managed or sponsored by the Sub-Adviser in a manner that could have adverse effects on investors in the product, including, potentially, the Portfolios. The Sub-Adviser currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of certain of the Portfolios, to another investment advisor which itself makes that advice available to a number of unaffiliated registered representatives, who then may provide identical or similar recommendations to their clients.

Related parties of the Sub-Adviser may provide initial funding to or otherwise invest in a Portfolio. The Sub-Adviser could face a conflict if an account it advises is invested in the Portfolios and that account’s interests diverge from those of the Portfolios. When a related party provides “seed capital” or other capital for the Fund, it may do so with the intention of redeeming all or part of its interest in the Portfolios at a future point in time or when it deems that sufficient additional capital has been invested in the Portfolios. The timing of a redemption by a related party could benefit the related party. For example, the related party may choose to redeem its shares at a time when a Portfolio’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by a related party, is that investors remaining in the Portfolios will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities.    The portfolio managers, the Sub-Adviser and its related parties engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Sub-Adviser and its related parties may engage in activities where the interests of certain divisions of the Sub-Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Portfolios.

Possible Future Activities.    The Sub-Adviser and its related parties may expand the range of services that it provides over time. Except as provided herein, the Sub-Adviser and its related parties will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Sub-Adviser and its related parties have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Portfolios. These clients may themselves represent appropriate investment opportunities for the Portfolios or may compete with the Portfolios for investment opportunities.

Performance Fees and Personal Investments.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolios. The Sub-Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and performance fee based accounts on a fair and equitable basis over time.

Compensation as of December 31, 2019

The overall objective of the compensation program for the portfolio managers employed by DoubleLine is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward DoubleLine’s portfolio managers for their contributions to the success of their clients and DoubleLine. The DoubleLine Portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in DoubleLine.

Salary.    Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio managers’ compensation.

Discretionary Bonus/Guaranteed Minimums.    Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to the portfolio managers’ contribution to the success of DoubleLine.

Other Plans and Compensation Vehicles.    Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to the portfolio managers.

Summary.    As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.

Ownership of Securities of the Portfolios as of December 31, 2019*

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,000-$1,000,000	over $1,000,000

1290 VT DoubleLine Dynamic Allocation Portfolio

Jeffrey E. Gundlach	X

R. Brendt Stallings, CFA®	X

Jeffrey Sherman	X

Emidio Checcone	X

1290 VT DoubleLine Opportunistic Bond Portfolio

Jeffrey E. Gundlach	X

Jeffrey Sherman	X

Multimanager Core Bond Portfolio

Jeffrey E. Gundlach	X

Andrew Hsu	X

*	Information for Jeffrey Sherman, Emidio Checcone and Andrew Hsu is as of February 29, 2020

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EARNEST Partners, LLC (“EARNEST” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/International Core Managed Volatility Portfolio

Paul Viera	7	$3,662	29	$2,970	149	$12,360	0	N/A	0	N/A	6	$1,309

EQ/Emerging Markets Equity PLUS Portfolio

Paul Viera	7	$3,662	29	$2,970	149	$12,360	0	N/A	0	N/A	6	$1,309

Description of any Material Conflicts

The Sub-Adviser may be responsible for managing one or more Funds in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. The Sub-Adviser may manage other client accounts which may have higher fee arrangements than the Portfolios and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

The Sub-Adviser seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that the Sub-Adviser believes to be fair and equitable. The Sub-Adviser has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, the Sub-Adviser manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that the Sub-Adviser believes to be fair and equitable.

Compensation as of December 31, 2019

Sub-Adviser personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Sub-Adviser also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio manager(s). The firm is employee-owned.

Ownership of Shares of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/International Core Managed Volatility Portfolio

Paul Viera	X

EQ/Emerging Markets Equity PLUS Portfolio

Paul Viera	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Federated Global Investment Management Corp. (“Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2019.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/International Core Managed Volatility Portfolio (“Fund”)

Richard Winkowski	1	$1.1 billion	3	$327.9 million	3	$444.5 thousand	0	$0	0	$0	4	$281.0 million

Dariusz Czoch, CFA	2	$1.2 billion	0	$0	0	$0	0	$0	0	$0	3	$177.7 million

Description of any Material Conflicts

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Federated’s portfolio managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s designated peer Group of comparable accounts and versus the Fund’s benchmark (i.e., Morgan Stanley Capital International Europe, Australasia and Far East Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, the portfolio managers are also the portfolio managers for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures.

The allocation or weighting given to the performance of the Fund or other accounts for which the portfolio managers are responsible when their compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account may be categorized into multiple IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. Although the performance of each account is considered in calculating the annual incentive amount, the weighting of the IPP group weightings may differ. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Ownership of Securities of the Fund as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,000-$1,000,000	over $1,000,000

EQ/International Core Managed Volatility Portfolio

Richard Winkowski	X

Dariusz Czoch, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

FIAM LLC (“FIAM LLC” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/Fidelity Institutional AM® Large Cap Portfolio

Robert Stansky	8	$70,052	0	N/A	0	N/A	1	$2,177	0	N/A	0	N/A

Melissa Reilly	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Ashley Fernandes, CFA®	1	$1,680	1	$2	0	N/A	0	N/A	0	N/A	0	N/A

Steven Kaye	6	$5,115	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Brian Lempel	7	$13,226	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

John Mirshekari	12	$5,177	1	$30	0	N/A	5	$850	0	N/A	0	N/A

Chip Perrone	5	$1,731	12	$1,795	5	$819	1	$30	0	N/A	0	N/A

Douglas Simmons	14	$5,578	0	N/A	1	$1,220	3	$1,511	0	N/A	0	N/A

Jody Simes	13	$2,869	12	$1,783	4	$817	1	$212	0	N/A	0	N/A

Pierre Sorel	12	$13,897	0	N/A	0	N/A	3	$1,999	0	N/A	0	N/A

Robert Stansky is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for his services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pretax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of the portfolio manager’s bonus that is linked to the investment performance of EQ/Fidelity Institutional AM® Large Cap is based on the fund’s pre-tax investment performance measured against the S&P 500® Index, and the fund’s pre-tax investment performance within the Morningstar® Large Blend Category. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Melissa Reilly is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for her services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager’s bonus is based on several components. The components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and(ii) the investment performance of other FMR equity funds and accounts, and (iii) the general management in the role as Chief Investment Officer. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of EQ/Fidelity Institutional AM® Large Cap is based on the fund’s pre-tax investment performance measured against the S&P 500® Index, the fund’s pre-tax investment performance within the Morningstar® Large Blend Category, and the pre-tax investment performance of the portion of the fund’s assets managed by each co-manager measured against the S&P 500 Consumer Staples Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Ashley Fernandes is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for her services. Steven Kaye is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for his services. Brian Lempel is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for his services. John Mirshekari is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for his services. Douglas Simmons is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for his services. Pierre Sorel is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for his services. Jody Simes is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for his services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of EQ/Fidelity Institutional AM® Large Cap is based on the fund’s pre-tax investment performance measured against the S&P 500® Index, the fund’s pre-tax investment performance within the Morningstar® Large Blend Category, and the pre-tax investment performance of the portion of the fund’s assets managed by each co-manager measured against the benchmark index identified in the table below.

Co-Manager / Benchmark Index(es)

Ashley Fernandes / S&P 500® Energy Index

Steven Kaye / S&P 500® Health Care Index

Jody Simes / S&P 500 Materials Index

Brian Lempel / S&P 500® Information Technology Index and S&P 500® Communications Services Index

John Mirshekari / S&P 500® Industrials Index

Douglas Simmons / S&P 500® Utilities Index

Pierre Sorel / S&P 500® Financials Index; S&P 500® GICS Real Estate Sector Index

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Chip Perrone is co-manager of EQ/Fidelity Institutional AM® Large Cap and receives compensation for his services. As of December 31, 2019, portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FIAM or an affiliate or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) measurement of their % positive impact resulting from their rated securities across a defined set of portfolios, and (iii) the investment performance of other funds and accounts of FIAM or its affiliates managed by the portfolio manager. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group, if applicable. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management. The portion of the portfolio manager’s bonus that is linked to the investment performance of EQ/Fidelity Institutional AM® Large Cap is based on the fund’s pre-tax investment performance measured against S&P 500® Index, and the fund’s pre-tax investment performance within the Morningstar® Large Blend Category. An additional portion of Mr. Perrone’s bonus is based on the pre-tax investment performance of the portion of the fund’s assets he manages measured against the S&P 500® Consumer Discretionary Index. The portfolio manager’s bonus also is compensated under equity based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM LLC and its affiliates.

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Fidelity Institutional AM® Large Cap Portfolio

Robert Stansky	X

Steven Kaye	X

Brian Lempel	X

John Mirshekari	X

Chip Perrone	X

Douglas Simmons	X

Pierre Sorel	X

Melissa Reilly	X

Ashley Fernandes, CFA®	X

Jody Simes	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

First Trust Advisors L.P. (“First Trust” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/First Trust Moderate Growth Allocation Portfolio

John Gambla	10	$688,619	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Rob Guttschow	10	$688,619	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

None of the accounts managed by the portfolio managers pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the portfolio managers’ management of the Portfolio’s investments and the investments of the other accounts managed by the portfolio managers. However, because the investment strategy of the Portfolio and the investment strategies of many of the other accounts managed by the portfolio managers are based on fairly mechanical investment processes, the portfolio managers may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Portfolio and other accounts managed by the portfolio managers generally result in the clients investing in readily available securities, the Advisor believes that there should not be material conflicts in the allocation of investment opportunities between the Portfolio and other accounts managed by the portfolio managers.

Compensation as of December 31, 2019

The compensation structure for each portfolio manager is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for the portfolio managers are not based upon criteria such as performance of the Portfolio or the value of assets included in the Portfolio’s portfolio.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/First Trust Moderate Growth Allocation Portfolio

John Gambla	X

Rob Guttschow	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Franklin Advisers, Inc. (“Franklin Advisers” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets (Million)	Number of Accts.	Total Assets (Million)	Number of Accts.	Total Assets (Million)	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets

EQ/Franklin Balanced Managed Volatility Portfolio

Edward D. Perks, CFA®	9	$88,669	5	$1,781	2	$3.1	0	N/A	0	N/A	0	N/A

Brendan Circle	4	$86,608	4	$1,781	0	N/A	0	N/A	0	N/A	0	N/A

Todd Brighton	9	$88,533	5	$1,976	0	N/A	0	N/A	0	N/A	0	N/A

Multimanager Mid Cap Growth Portfolio

Michael McCarthy, CFA®	3	$6,622	3	$371.5	3	$94.8	0	N/A	0	N/A	0	N/A

Bradley T. Carris, CFA®	1	$2,775	0	N/A	1	$20.3	0	N/A	0	N/A	0	N/A

EQ/Franklin Rising Dividends Portfolio

Nicholas P.B. Getaz	5	$24,280	2	$922.0	0	N/A	0	N/A	0	N/A	0	N/A

Matt Quinlan	12	$113,920	5	$2,646	0	N/A	0	N/A	0	N/A	0	N/A

Amritha Kasturirangan, CFA®	3	$23,838	3	$946.2	0	N/A	0	N/A	0	N/A	0	N/A

Nayan Sheth, CFA®	3	$23,838	3	$946.2	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Franklin Strategic Income Portfolio

Sonal Desai	9	$13,505	12	$3,249	0	N/A	0	N/A	0	N/A	0	N/A

Patricia O’Connor	3	$4,981	7	$3,231	2	$634.4	0	N/A	0	N/A	0	N/A

Will Chong, CFA®	2	$4,927	4	$1,446	0	N/A	0	N/A	0	N/A	0	N/A

David Yuen, CFA®	12	$15,517	6	$2,127	4	$937.5	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Conflicts.     The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2019

Compensation.    The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Each portfolio manager’s compensation consists of the following three elements:

Base salary    Each portfolio manager is paid a base salary.

Annual bonus     Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that 64 is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.    Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pretax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.    The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Franklin Balanced Managed Volatility Portfolio

Edward D. Perks, CFA®	X

Brendan Circle	X

Todd Brighton	X

Multimanager Mid Cap Growth Portfolio

Michael McCarthy, CFA®	X

Bradley T. Carris, CFA®	X

EQ/Franklin Rising Dividends Portfolio

Nicholas P.B. Getaz	X

Matt Quinlan	X

Amritha Kasturirangan, CFA®	X

Nayan Sheth, CFA®	X

EQ/Franklin Strategic Income Portfolio

Sonal Desai	X

Patricia O’Connor	X

Will Chong, CFA®	X

David Yuen, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Franklin Mutual Advisers, LLC (“Franklin Mutual” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets

EQ/Franklin Small Cap Value Managed Volatility Portfolio

Steven B. Raineri	4	$4,244M	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Christopher Meeker, CFA®	3	$4,114M	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Nicholas Karzon, CFA®	2	$3,775M	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Conflicts.    The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2019

Compensation.    The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary    Each portfolio manager is paid a base salary.

Annual bonus    Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.    Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.    The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation    Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Franklin Small Cap Value Managed Volatility Portfolio

Steven B. Raineri	X

Christopher Meeker, CFA®	X

Nicholas Karzon, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

GAMCO Asset Management Inc. (“GAMCO” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)

1290 VT GAMCO Small Company Value Portfolio

Mario J. Gabelli	24	$16.6	11	$1.1	985	$8.1	6	$5.7	8	$0.9	1	$0.2

1290 VT GAMCO Mergers & Acquisitions Portfolio

Mario J. Gabelli	24	$19.6	11	$1.1	985	$8.1	6	$5.7	8	$0.9	1	$0.2

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention.    Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities.    If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Portfolios may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies.    At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers.    Because of the portfolio manager’s position with an affiliated broker/dealer and his indirect majority ownership interest in such affiliate, he may have an incentive to use the affiliate to execute portfolio transactions for the Portfolios even if using the affiliate is not in the best interest of the Portfolios.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Sub-Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Sub-Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Sub-Adviser’s compensation (and expenses) for the Portfolios are marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Sub-Adviser and its affiliates. The Sub-Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Sub-Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed December 31, 2019

Mr. Gabelli receives compensation from his employer, GAMCO Investors, Inc., based on the fees received from subadvisory assets. These fees fluctuate with the asset level of the Portfolios. Mr. Gabelli receives incentive-based variable compensation from his employer based on a percentage of net revenues received by the Sub-Adviser for managing Fund(s). Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund(s). Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Four closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Sub-Adviser will only receive its investment advisory fee attributable to the liquidation value of particular series of preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Sub-Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Sub-Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options. Mr. Gabelli elected to waive his full compensation for the January 1, 2019 through March 31, 2019 and September 1, 2019 through November 30, 2019.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

1290 VT GAMCO Mergers & Acquisitions Portfolio

Mario J. Gabelli	X

1290 VT GAMCO Small Company Value Portfolio

Mario J. Gabelli	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Goldman Sachs Asset Management, L.P. (“GSAM” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)

EQ/Goldman Sachs Growth Allocation Portfolio

Matthew Schwab	6	$6,153	8	$3,164	10	$6,219	0	N/A	0	N/A	0	N/A

Oliver Bunn	4	$4,494	2	$820	0	N/A	0	N/A	0	N/A	0	N/A

Federico Gilly	6	$6,153	8	$3,164	10	$6,219	0	N/A	0	N/A	0	N/A

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

Matthew Schwab	6	$6,153	8	$3,164	10	$6,219	0	N/A	0	N/A	0	N/A

Oliver Bunn	4	$4,494	2	$820	0	N/A	0	N/A	0	N/A	0	N/A

Federico Gilly	6	$6,153	8	$3,164	10	$6,219	0	N/A	0	N/A	0	N/A

EQ/Goldman Sachs Mid Cap Value Portfolio

Sung Cho	3	$2,190	3	$3,971	1	$139	0	N/A	0	N/A	0	N/A

Adam Agress	2	$1,711	0	N/A	1	$139	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own account or for the accounts of their customers, and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and the issuers in which the Fund may directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As manager of the Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with the Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs, and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when the Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.

Compensation as of December 31, 2019

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation — In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Shares of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000

EQ/Goldman Sachs Growth Allocation Portfolio

Matthew Schwab	X

Oliver Bunn	X

Federico Gilly	X

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

Matthew Schwab	X

Oliver Bunn	X

Federico Gilly	X

EQ/Goldman Sachs Mid Cap Value Portfolio

Sung Cho	X

Adam Agress	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Harris Associates LP (“Harris” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other
	accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/International Value Managed Volatility Portfolio

David G. Herro	13	$44,142.95	32	$16,555.31	41	$12,334.12	0	0	3	$824.4	1	$146.2

Michael L. Manelli	10	$40,299.4	18	$11,126.91	22	$5,549.11	0	0	3	$824.4	1	$146.2

Description of any Material Conflicts

Conflicts may arise when Harris manages the Fund(s) and has discretionary authority over other accounts. Specifically, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Portfolio, based on the specific investment objectives, guidelines, restrictions and circumstances. It is Harris’ policy to allocate investment opportunities to each account, including the Portfolio, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Portfolio, will generally participate on a pro rata basis.

Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. Harris seeks to anticipate circumstances that could cause a conflict between the firm and its employees on the one hand and the firm’s clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.

Compensation for the fiscal year completed December 31, 2019

Each of Harris’ portfolio managers are compensated solely by Harris, the sub-adviser. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the accounts or the amount of assets under management. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Barclays Bond Index), MSCI World Index, MSCI World ex U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is also measured over short and long-term periods, including one year, three years, five years, ten years, and since an account’s inception or since the portfolio manager has been managing the account, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. Mr. Herro and Mr. Manelli also serve as research analysts. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/International Value Managed Volatility Portfolio

David G. Herro	X

Michael L. Manelli	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Horizon Kinetics Asset Management LLC (“HKAM” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

1290 VT Small Cap Value Portfolio

Matthew Houk	4	$368.54	N/A	N/A	5	$0.52	N/A	N/A	N/A	N/A	2	$2.98

Murray Stahl	10	$1,421.04	1	$32.81	805	$1,373.10	N/A	N/A	18	$487.00	63	$48.96

HORIZON KINETICS ASSET MANAGEMENT LLC

Description of any Material Conflicts

As an investment adviser, Horizon Kinetics Asset Management LLC (“HKAM”) has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. Accordingly, HKAM has adopted policies and procedures reasonably designed to ensure compliance with applicable securities regulations.

As it relates to employee trading, the Firm has adopted a Code of Ethics (the “Code”), which, among other things, governs the manner in which employees may engage in personal securities transactions. In general, such transactions may raise a potential conflict of interest when an employee trades in a security that is also being traded in client accounts or which is the subject of a research report being generated by the Firm. In such instances, the Firm may restrict or limit the amount of shares that employees may trade. The Firm utilizes My Compliance Office, enterprise grade compliance software, to ensure employee trades are made consistent with the procedures in the Code.

The Firm manages a variety of investment products and strategies. In general, Firm’s investment professionals have day-to-day responsibility for managing multiple types of pooled products and accounts, some of which may charge a performance or incentive fee while others may not. Moreover, many funds and accounts may employ common investment objectives and strategies. As a result, conflicts of interest may arise. The Firm has thus adopted policies and procedures designed to ensure that all clients are fairly and equitably allocated investment opportunities regardless of fee structure and that trades in the same security for multiple funds or accounts are allocated and aggregated in a fair and equitable (generally pro rata) manner.

In addition to providing investment advisory services, the Firm authors research reports and makes such reports available on a subscription basis to institutional clients. As these situations may present conflicts of interest, the Firm has adopted policies and procedures, which generally restrict or limit trading in employee, proprietary and client accounts during certain periods of time. To the extent an account is prohibited from trading in certain securities, the performance may not be what it would have been if the account was permitted to engage in such transactions.

Compensation Information as of December 31, 2019

Non-owner Portfolio Managers are compensated with salary and incentive compensation. Salary is typically a function of the skill and experience of the individual portfolio manager. Incentive compensation is typically designed to align the interests of the portfolio manager with that of Fund investors and the overall firm. Portfolio Managers who are owners of the firm participate in the overall profitability of the firm through distributions.

Ownership of Shares of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,00,000	over $1,000,000

1290 VT Small Cap Value Portfolio

Matthew Houk	X

Murray Stahl	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

HS Management Partners, LLC. (“HSMP” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other
	accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2019.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Large Cap Growth Managed Volatility Portfolio

Harry Segalas	0	N/A	32	$407.8	274	$2,899.7	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

HSMP offers one investment strategy (HSMP Concentrated Quality Growth Equity strategy). Under its sole investment strategy, HSMP manages investment advisory accounts for various types of clients in addition to the EQ/Large Cap Growth Managed Volatility Portfolio (the “Portfolio”), such as: individuals and high net-worth individuals; institutions, corporations and charitable organizations; benefit and pension plans; other registered and private funds; and HSMP’s employees, owners and their family members (collectively, the “Other Accounts”). Under its sole investment strategy, HSMP also provides non-discretionary investment recommendations in the form of model portfolios for use in multimanager products; such model portfolios contain the securities and weights that HSMP recommends, but HSMP does not exercise final investment discretion or trade the accounts. Actual and potential conflicts of interest arise or may arise in connection with the management of the Portfolio’s investments on one hand, alongside the management of the Other Accounts’ investments or the provision of model portfolios on the other. The following are examples of such material actual and potential conflicts of interest. Please refer to HSMP’s Form ADV for more information about HSMP’s strategy and business.

Managing the Portfolio and the Other Accounts, and providing model portfolios, under the same investment strategy. Considering that HSMP has one sole portfolio manager and one sole investment strategy, the securities and weightings that HSMP buys/sells for the Portfolio will likely be the same as, or very closely aligned to, the securities and weightings that HSMP buys/sells for the Other Accounts and the securities and weightings that HSMP recommends in model portfolios. Therefore, it is likely or possible that the Portfolio and the Other Accounts will compete in the market against each other and also against the model portfolio recipients to buy/sell the same securities in the same or opposite side, which can impact the pricing and liquidity of the securities, adversely or favorably to the Portfolio and/or the Other Accounts and/or the model portfolio recipients, depending on the particular circumstances surrounding an order. All this represents a conflict of interest in that it creates incentive for HSMP to favor its Other Accounts (particularly in the case of the accounts of HSMP’s partners, employees and their family members) over the Portfolio and/or over the model portfolio recipients. HSMP aims to mitigate this conflict though the implementation of its trading and allocation guidelines as noted below, and by complying with the operational procedures for the submission of model portfolios (but it should be noted that HSMP has no control over the implementation or trading of model portfolios).

Participation or interest in client transactions. As previously noted, the Other Accounts (which include those of HSMP’s employees, owners and their family members) will typically hold in the same or similar percentage weights, and will typically purchase/sell, securities that are eligible to be and will likely be held and purchased/sold by the Portfolio, and where trades are aggregated, the Other Accounts will generally participate alongside the Portfolio in the same transactions on an aggregated basis. All this gives rise to a conflict of interest in that it creates an incentive for HSMP to favor the Other Accounts (particularly in the case of the accounts of HSMP’s partners, employees and their family members) over the Portfolio. HSMP aims to mitigate this conflict through the implementation of its trading and allocation guidelines, which require that trade orders specify in writing the identity of the client or trading group and primarily focus on the agreed investment guidelines and restrictions, the size and type of account, the target percentage holdings, and the available account cash, among other similar factors, regardless of employment or family relationship status.

Charging different advisory fee rates. HSMP’s investment advisory fees are based on a percentage of an account’s assets under management or under advisement in the case of model portfolios (the accounts of HSMP’s employees, owners and their spouses and children are not charged an advisory fee). Although HSMP does not charge performance-based fees to any client, client accounts (even similar client accounts) can be billed different advisory fees for several reasons in addition to account size; for example, accounts can have a negotiated rate and/or be aggregated to benefit from a lower fee tier. Charging different advisory fees to client accounts, either because of their fee schedule or because of their size, poses a conflict of interest in that it provides HSMP a financial incentive to favor those clients or relationships that pay HSMP the most in advisory fees. HSMP aims to mitigate this conflict through the implementation of its investment strategy and brokerage practices, which endeavor to treat all accounts fairly over time without regard to differences in advisory fees or other benefits that might flow to HSMP, and by complying with the operational procedures for the submission of model portfolios (but it should be noted that HSMP has no control over the implementation or trading of model portfolios).

Soft dollars, broker dealer selection, and active management (turnover rate). HSMP benefits from clients’ trading commissions (including the Portfolio’s commissions) because it uses them to obtain soft-dollar products and services for which it would otherwise have to pay with its own money. In addition, HSMP does not allocate soft-dollar benefits to client accounts proportionately to the soft-dollar credits that each account generates, and some accounts with commission recapture or directed brokerage (including the accounts of our employees, owners and their family members) do not contribute to the payment of the soft-dollar products and services that HSMP obtains although they also benefit from them. All this creates the incentive for HSMP to select broker-dealers based on the soft-dollar benefits they provide to HSMP and to cause clients (particularly those who contribute to soft dollars including the Portfolio) to engage in more securities transactions than would otherwise be optimal for them in order to generate a larger amount of commissions. Moreover, if a product or service is used for mixed purposes (meaning some components are soft-dollar eligible and some are not), HSMP faces a conflict of interest to the extent that it has an economic incentive to use the product or service for non-eligible purposes even though it is paid with soft dollars. To alleviate these conflicts of interest, HSMP only accepts soft-dollar benefits in accordance with the requirements of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934.

Proxy voting. A conflict of interest in the voting of proxy can arise, for example, if a company soliciting a proxy is an existing client or is in the process of executing an investment advisory agreement with HSMP, or if the member of HSMP’s investment team exercising proxy voting functions owns stock of the company soliciting the proxy. This can create the incentive to vote proxy in a way that favors such existing or potential client or said employee, instead of voting proxy based on the interests of HSMP’s clients including the Portfolio. To alleviate these conflicts of interest, HSMP has instituted proxy voting guidelines that HSMP believes help maintain voting impartiality; for example, HSMP affords substantial weight in making proxy voting decisions to the recommendations made by a company’s Board of Directors, and depending on the nature of the conflict, the employee involved in the conflict may not be part of the proxy voting decision and the voting decision may have to be ratified by HSMP’s Proxy Voting Committee.

Outside activities of HSMP’s employees (including its partners). HSMP’s employees can engage in certain activities outside of HSMP, such as having personal securities accounts and engaging in personal transactions, giving political contributions, being members of boards, and accepting/giving gifts and entertainment from/to persons/entities that do business with HSMP. All this present the opportunity for an employee to improperly place his/her personal interests ahead of client interests or benefit a client with whom the employee has a personal or business relationship over other clients (including the Portfolio). This could be the case if, for example, an employee engages in trading practices that can negatively impact client accounts or influences HSMP to use broker-dealers or other third-party service providers because of some personal benefit the employee receives. We aim to mitigate these conflicts through our Code of Ethics, which requires employees to report personal securities transactions and holdings as applicable, obtain pre-approval prior to conducting certain trades or becoming members of the Board of Directors of publicly traded companies, report certain outside business activities, gifts and entertainment and political contributions, and report and refrain from trading on material nonpublic information, among other requirements.

Compensation as of December 31, 2019

Harry W. Segalas (Managing Partner and Chief Investment Officer of HSMP) is the portfolio manager. As a Partner, Harry’s remuneration is based on a percentage of the profits of HSMP, and in addition, HSMP makes an annual contribution to his health savings account, a mandatory safe harbor contribution to his HSMP 401(k) account, and may make an annual profit sharing contribution to his HSMP 401(k) account. HSMP’s primary source of operating revenue is management fees.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000

EQ/Large Cap Growth Managed Volatility Portfolio

Harry Segalas	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Invesco Advisers, Inc. (“Invesco” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts  of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
	December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/Invesco Moderate Allocation Portfolio

Duy Nguyen, CFA®	26	$4,723.3	7	$518.9	7,821[1]	$538.6[1] (million)	0	N/A	0	N/A	0	N/A

Jacob Borbidge, CFA	26	$4,723.3	0	N/A	7,821[1]	$538.6[1] (million)	0	N/A	0	N/A	0	N/A

Brian Schneider, CFA	4	$1,239.4	6	$1,452.5	0	N/A	0	N/A	0	N/A	0	N/A

Robert Young, CFA	3	$814.0	3	$412.1	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Invesco Moderate Growth Allocation Portfolio

Duy Nguyen, CFA®	26	$4,986.8	7	$518.9	7,821[1]	$538.6[1] (million)	0	N/A	0	N/A	0	N/A

Jacob Borbidge, CFA	26	$4,986.8	0	N/A	7,821[1]	$538.6[1] (million)	0	N/A	0	N/A	0	N/A

Brian Schneider, CFA	4	$1,502.8	6	$1,452.5	0	N/A	0	N/A	0	N/A	0	N/A

Robert Young, CFA*	3	$1,077.4	3	$412.1	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Invesco Comstock Portfolio

Kevin C. Holt, CFA	6	$18,271.2	1	$71.9	4,727[1]	$870.8[1] (million)	0	N/A	0	N/A	0	N/A

Devin E. Armstrong, CFA	6	$18,271.2	0	N/A	4,727[1]	$870.8[1] (million)	0	N/A	0	N/A	0	N/A

James N. Warwick	6	$18,271.2	0	N/A	4,727[1]	$870.8[1] (million)	0	N/A	0	N/A	0	N/A

Charles DyReyes, CFA	6	$18,271.2	0	N/A	4,727[1]	$870.8[1] (million)	0	N/A	0	N/A	0	N/A

EQ/Invesco Global Real Estate Portfolio

Joe Rodriguez, Jr.	11	$6,081.9	2	$1,017.4	27	$8,729.3 (million)	0	N/A	0	N/A	0	N/A

James Cowen	10	$5,953.7	2	$1,017.4	27	$8,729.3 (million)	0	N/A	0	N/A	0	N/A

Paul Curbo, CFA	11	$6,081.9	2	$1,017.4	27	$8,729.3 (million)	0	N/A	0	N/A	0	N/A

Ping-Ying Wang, CFA	11	$6,081.9	2	$1,017.4	27	$8,729.3 (million)	0	N/A	0	N/A	0	N/A

Mark Blackburn, CFA	11	$6,081.9	2	$1,017.4	27	$8,729.3 (million)	0	N/A	0	N/A	0	N/A

Grant Jackson, CFA	11	$6,081.9	2	$1,017.4	27	$8,729.3 (million)	0	N/A	0	N/A	0	N/A

Darin Turner	11	$6,081.9	2	$1,017.4	27	$8,729.3 (million)	0	N/A	0	N/A	0	N/A

Invesco Advisers, Inc. (“Invesco” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts  of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
	December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/Invesco International Growth Portfolio

Clas Olsson	5	$8,865.4	9	$4,291.8	5,532[1]	$3,103.6 (million)	0	N/A	0	N/A	0	N/A

Brent Bates, CFA	6	$10,621.9	3	$3,079.3	5,531[1]	$2,784.6[1] (million)	0	N/A	0	N/A	0	N/A

Matthew Dennis, CFA	6	$9,327.0	6	$3,211.1	5,531[1]	$2,784.6[1] (million)	0	N/A	0	N/A	0	N/A

Mark Jason, CFA	7	$11,083.5	5	$3,154.1	5,531[1]	$2,784.6[1] (million)	0	N/A	0	N/A	0	N/A

Richard Nield, CFA	5	$8,865.4	9	$4,291.8	5,500[1]	$2,766.5[1] (million)	0	N/A	0	N/A	0	N/A

EQ/Invesco Global Portfolio

John Delano, CFA®	8	$20,000.3	2	$261.7	1	$129.5 (million)	0	N/A	0	N/A	0	N/A

EQ/Global Equity Managed Volatility Portfolio

John Delano, CFA®	8	$20,016.0	2	$261.7	1	$129.5 (million)	0	N/A	0	N/A	0	N/A

1

These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Invesco Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the fund(s), consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Invesco Fund(s) in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund(s) or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation for the fiscal year completed December 31, 2019

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity, and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary.    Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus.    The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]

Invesco[2] Invesco Listed Real Estate Assets Division[2]	One-, Three- and Five-year performance against Fund peer group.

1	Rolling time periods based on calendar year-end.

2	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred/Long-Term Compensation.    Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements.    Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Invesco Moderate Allocation Portfolio

Duy Nguyen, CFA®	X

Jacob Borbidge, CFA	X

Brian Schneider, CFA	X

Robert Young, CFA	X

EQ/Invesco Moderate Growth Allocation Portfolio

Duy Nguyen, CFA®	X

Jacob Borbidge, CFA	X

Brian Schneider, CFA	X

Robert Young, CFA*	X

EQ/Invesco Comstock Portfolio

Kevin C. Holt, CFA	X

Devin E. Armstrong, CFA	X

James N. Warwick	X

Charles DyReyes, CFA	X

EQ/Invesco Global Real Estate Portfolio

Joe Rodriguez, Jr.	X

James Cowen	X

Paul Curbo, CFA	X

Ping-Ying Wang, CFA	X

Mark Blackburn, CFA	X

Grant Jackson, CFA	X

Darin Turner	X

EQ/Invesco International Growth Portfolio

Clas Olsson	X

Brent Bates, CFA	X

Matthew Dennis, CFA	X

Mark Jason, CFA	X

Richard Nield, CFA	X

EQ/Invesco Global Portfolio

John Delano, CFA®	X

EQ/Global Equity Managed Volatility Portfolio

John Delano, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Janus Capital Management LLC. (“Janus” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2019.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Janus Enterprise Portfolio

Brian Demain, CFA	6	$26,237	0	N/A	7	$1,924	0	N/A	0	N/A	0	N/A

Cody Wheaton, CFA	6	$26,237	0	N/A	7	$1,924	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus Capital or an affiliate serves as subadviser, separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than a Fund or may have a performance-based management fee. As such, fees earned by Janus Capital or an affiliate may vary among these accounts. Janus Capital or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Certain portfolio managers also have roles as research analysts for Janus Henderson and receive compensation with respect to the analyst role. Certain portfolio managers also have roles with an affiliate of Janus Capital and provide advice on behalf of Janus Capital through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus Capital. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities, resulting in the potential for the Fund to be disadvantaged if, for example, one or more accounts outperform the Fund. A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for a Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Fund.

Janus Capital believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus Capital generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Janus Capital monitors performance of accounts with similar strategies for any performance dispersion. Janus Capital (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus Capital’s (and its affiliates’) best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital and the Subadvisers.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Personal Code of Ethics.

Janus Capital is the adviser to the Funds and the Janus Capital “funds of funds,” which are funds that invest primarily in other Janus Henderson funds. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” among such Funds. For example, the Janus Capital “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus Capital the opportunity to recoup expenses it previously waived or reimbursed for a Fund, or to reduce the amount of seed capital investment needed by Janus Capital for the Janus Henderson funds.

Compensation Information

The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2019.

The portfolio managers and co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation:

Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation:

A portfolio manager’s variable compensation is discretionary and is determined by Janus Henderson management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Deferrals/Firm Ownership:

Variable compensation is typically deferred according to a progressive schedule. As part of a portfolio manager’s compensation package, a portion of variable compensation is paid in the form of long-term incentive awards which typically include Janus Henderson restricted stock, although in some cases deferrals are made in mutual funds for regulatory reasons.

Performance fees:

The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. The firm shares performance fees, on a discretionary basis, with portfolio managers of the relevant funds. This provides further alignment between overall fund/firm performance and individual reward. Individual allocations are also subject to mandatory deferral mechanisms.

Individuals with significant ownership may also elect to have some of their deferral delivered in funds. Individuals’ awards, if any, are discretionary and given based on company, department, and individual performance.

Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000

EQ/Janus Enterprise Portfolio

Brian Demain, CFA	X

Cody Wheaton, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

J.P. Morgan Investment Management, Inc. (“JPMorgan” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of

December 31, 2019

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/JPMorgan Value Opportunities Portfolio

Scott Blasdell	2	$3 billion	4	$897 million	7	$881 million	0	N/A	0	N/A	0	N/A

EQ/JPMorgan Growth Allocation Portfolio

Michael Feser	11	$24 billion	2	$903 million	1	$278 million	0	N/A	0	N/A	0	N/A

Grace Koo	9	$21 billion	1	$59 million	0	N/A	0	N/A	0	N/A	0	N/A

Matthew Cummings	7	$17 billion	0	N/A	9	$9 billion	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Portfolio from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Portfolio’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Sub-Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Sub-Adviser or its affiliates so that fair and equitable allocation will occur over time.

Compensation for the fiscal year completed December 31, 2019

JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% is allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/JPMorgan Value Opportunities Portfolio

Scott Blasdell	X

EQ/JPMorgan Growth Allocation Portfolio

Michael Feser	X

Grace Koo	X

Matthew Cummings	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Lazard Asset Management LLC (“Lazard” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Million)

EQ/Lazard Emerging Markets Equity Portfolio

James M. Donald	13	$14.1	14	$6.5	126	$16.0	1	$4.1	0	N/A	1	$610.3

Rohit Chopra	8	$9.6	13	$5.8	57	$11.2	0	N/A	0	N/A	1	$610.3

Monika Shrestha	8	$9.6	13	$5.8	57	$11.2	0	N/A	0	N/A	1	$610.3

John R. Reinsberg	15	$11.5	13	$2.1	82	$15.6	0	N/A	0	N/A	2	$443.9

Description of any Material Conflicts

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Portfolio may invest or that may pursue a strategy similar to the Portfolio’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Portfolio is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Portfolio and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Portfolio. In addition, the Portfolio is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolio, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Portfolio. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Portfolio.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolio.

5. The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Portfolio.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if the Portfolio’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Portfolio to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Portfolio, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Compensation as of December 31, 2019

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Portfolio may invest or pursue a strategy similar to the Portfolio’s strategies. Portfolio managers responsible for managing the Portfolio may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Lazard Emerging Markets Equity Portfolio

James M. Donald	X

Rohit Chopra	X

Monika Shrestha	X

John R. Reinsberg	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Loomis, Sayles & Company, L.P. (“Loomis Sayles” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets

EQ/Loomis Sayles Growth Portfolio

Aziz V. Hamzaogullari, CFA®	31	$27.4	25	$9.8	135	$23.2	0	N/A	2	$777.2	0	N/A

EQ/Large Cap Growth Managed Volatility Portfolio

Aziz V. Hamzaogullari, CFA®	31	$27.6	25	$9.8	135	$23.2	0	N/A	2	$777.2	0	N/A

Description of any Material Conflicts

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolios and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Portfolios, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

Compensation Information as of December 31, 2019

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in long-term incentive plans (annual and post-retirement payouts), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He is compensated according to the overall performance of the strategy and a portion of the revenue is delivered in compensation if certain revenue thresholds and performance hurdles are met. He also receives performance based compensation as portfolio manager for a private investment fund. The firm’s Chief Investment Officer and senior management review the components annually.

In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee’s behalf, but the employee must be here on the vesting dates in order to receive the deferred bonus.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,000-$1,000,000	over $1,000,000

EQ/Loomis Sayles Growth Portfolio

Aziz V. Hamzaogullari, CFA®	X

EQ/Large Cap Growth Managed Volatility Portfolio

Aziz V. Hamzaogullari, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Lord, Abbett & Co. LLC (“Lord Abbett” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category,

as of December 31, 2019

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Million)

1290 VT Micro Cap Portfolio

F. Thomas O’Halloran, J.D., CFA	9	$6,330	1	$37,700	16	$993,300	0	N/A	0	N/A	0	N/A

Matthew R. DeCicco, CFA	10	$6,334	1	$37,700	16	$993,300	0	N/A	0	N/A	0	N/A

Vernon T. Bice, CMT	9	$6,330	1	$37,700	16	$993,300	0	N/A	0	N/A	0	N/A

LORD, ABBETT & CO. LLC

Description of any Material Conflicts

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of Lord Abbett’s portions of the 1290 VT Micro Cap Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Portfolio. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Portfolio and the investments of the other accounts in the table referenced above.

Compensation Information as of December 31, 2019

When used in this section, the term “Fund” refers to the portions of the 1290 VT Micro Cap Portfolio managed by Lord Abbett’s portfolio managers, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by portfolio managers. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Portfolio’s peer groups (as defined from time to time by third party investment research companies), as well as the Portfolio’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s Assets Under Management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior deferred compensation plan. Depending on the employees level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit sharing plan are entirely invested in Lord Abbett-sponsored funds.

Ownership of Shares of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000

1290 VT Micro Cap Portfolio

F. Thomas O’Halloran, J.D., CFA	X

Matthew R. DeCicco, CFA	X

Vernon T. Bice	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

MFS Investment Management (“MFS” or “Sub-Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
December 31, 2019

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/International Core Managed Volatility Portfolio

David Antonelli++	8	$22.7 Billion	10	$5.2 Billion	26	$9.5 Billion	0	N/A	0	N/A	0	N/A

Kevin Dwan	4	$14.1 Billion	5	$4.1 Billion	11	$5.2 Billion	0	N/A	0	N/A	0	N/A

Matthew Barrett	4	$14.1 Billion	6	$4.1 Billion	12	$6.7 Billion	0	N/A	0	N/A	0	N/A

Brett Fleishman**	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/Large Cap Value Managed Volatility Portfolio

Katherine Cannan	18	$81.0 Billion	8	$6.6 Billion	39	$19.7 Billion	0	N/A	0	N/A	0	N/A

Nevin P. Chitkara	11	$66.0 Billion	2	$3.3 Billion	18	$9.5 Billion	0	N/A	0	N/A	0	N/A

Steven R. Gorham+++	17	$81.0 Billion	8	$6.6 Billion	39	$19.7 Billion	0	N/A	0	N/A	0	N/A

Kate Mead**	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MFS International Growth Portfolio

David Antonelli++	8	$21.6 Billion	10	$5.2 Billion	26	$9.5 Billion	0	N/A	0	N/A	0	N/A

Kevin Dwan	4	$13.0 Billion	5	$4.1 Billion	11	$5.2 Billion	0	N/A	0	N/A	0	N/A

Matthew Barrett	4	$13.0 Billion	6	$4.1 Billion	12	$6.7 Billion	0	N/A	0	N/A	0	N/A

Brett Fleishman**	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MFS International Intrinsic Value Portfolio

Pablo de La Mata++++	7	$35.7 Billion	2	$797.4 Million	10	$3.7 Billion	1	$202.3 Million	0	N/A	0	N/A

Benjamin Stone	7	$35.7 Billion	2	$797.2 Million	10	$3.7 Billion	1	$202.3 Million	0	N/A	0	N/A

Philip Evans	0	N/A	1	$165.7 Million	1	$119.7 Million	0	N/A	0	N/A	0	N/A

Camille Humphries Lee**	5	$35.0 Billion	2	$187.4 Million	1	$136.4 Million	0	N/A	0	N/A	0	N/A

EQ/MFS Mid Cap Focused Growth Portfolio

Eric Fischman	10	$41.5 Billion	3	$325.5 Million	21	$5.0 Billion	0	N/A	0	N/A	0	N/A

Paul Gordon	10	$41.5 Billion	3	$325.5 Million	21	$5.0 Billion	0	N/A	0	N/A	0	N/A

Nicholas Paul**	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

EQ/MFS Technology Portfolio

Matthew Sabel	4	$1.9 Billion	0	N/A	1	$65.5 Million	0	N/A	0	N/A	0	N/A

EQ/MFS Technology II Portfolio

Matthew Sabel	4	$1.9 Billion	0	N/A	1	$65.5 Million	0	N/A	0	N/A	0	N/A

MFS Investment Management (“MFS” or “Sub-Adviser”)

Portfolio Manager

Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
December 31, 2019

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/MFS Utilities Series Portfolio

Claud Davis	2	$4.8 Billion	0	N/A	4	$399.4 Million	0	N/A	0	N/A	0	N/A

Scott Walker	2	$4.8 Billion	0	N/A	2	$29.2 Million	0	N/A	0	N/A	0	N/A

*	Excludes the Portfolio.
**	Institutional Portfolio Manager
++	Effective April 15, 2021, David Antonelli will no longer be a Portfolio Manager of the Portfolio.
+++	Effective December 31, 2020, Steven Gorham will no longer be a Portfolio Manager of the Portfolio.
++++	Effective April 15, 2022, Pablo De La Mata will no longer be a Portfolio Manager of the Portfolio.

With respect to the accounts identified in the table above, Pablo de la Mata manages 1 other account totaling $202.3 million and Benjamin Stone manages 1 other account with assets totaling $202.3 million, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Description of any Material Conflicts

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolios and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a Portfolio’s investments. Investments selected for funds or accounts other than the Portfolios may outperform investments selected for the Portfolios.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation for the fiscal year completed December 31, 2019

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2019, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager except Mses. Kate Mead and Camille Humphries Lee and Messrs. Brett Fleishman and Nick Paul, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2019, the following benchmarks were used to measure the following portfolio managers’ performance for the following Funds:

Fund	Portfolio Manager	Benchmark(s)
EQ/MFS International Growth Portfolio	David Antonelli	MSCI All Country World (ex-US) Growth Index (net div)
	Kevin Dwan	MSCI All Country World (ex-US) Growth Index (net div)
	Matthew Barrett	MSCI All Country World (ex-US) Growth Index (net div)
EQ/International Core Managed Volatility Portfolio	David Antonelli	MSCI All Country World (ex-US) Growth Index (net div)
	Kevin Dwan	MSCI All Country World (ex-US) Growth Index (net div)
	Matthew Barrett	MSCI All Country World (ex-US) Growth Index (net div)
EQ/Large Cap Value Managed Volatility Portfolio	Nevin Chitkara	Russell 1000® Value Index
	Steven Gorham	Russell 1000® Value Index
	Katherine Cannan	Russell 1000 Value Index
EQ/MFS International Intrinsic Value Portfolio	Pablo de La Mata	MSCI EAFE (Europe, Australasia, Far East) Value Index (net div)
	Benjamin Stone	MSCI EAFE (Europe, Australasia, Far East) Value Index (net div)
	Philip Evans	MSCI EAFE (Europe, Australasia, Far East) Value Index (net div)
EQ/MFS Technology Portfolio	Matthew Sabel	Standard & Poor’s North American Technology Sector Index
EQ/MFS Utilities Series Portfolio	Claud Davis	Standard & Poor’s 500 Utilities Index
	Scott Walker	Standard & Poor’s 500 Utilities Index
EQ/MFS Mid Cap Focused Growth Portfolio	Eric Fischman	Russell Midcap Growth Index®
	Paul Gordon	Russell Midcap Growth Index®
EQ/MFS Technology II Portfolio	Matthew Sabel	Standard & Poor’s North American Technology Sector Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

With respect to Mses. Kate Mead and Camille Humphries Lee and Messrs. Brett Fleishman and Nick Paul, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefits plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/International Core Managed Volatility Portfolio

David Antonelli	X

Kevin Dwan	X

Matthew Barrett	X

Brett Fleishman	X

EQ/Large Cap Value Managed Volatility Portfolio

Katherine Cannan	X

Nevin P. Chitkara	X

Steven R. Gorham	X

Kate Mead	X

EQ/MFS International Growth Portfolio

David Antonelli	X

Kevin Dwan	X

Matthew Barrett	X

Brett Fleishman	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/MFS International Intrinsic Value Portfolio

Pablo de La Mata	X

Benjamin Stone	X

Philip Evans	X

Camille Humphries Lee	X

EQ/MFS Mid Cap Focused Growth Portfolio

Eric Fischman	X

Paul Gordon	X

Nicholas Paul	X

EQ/MFS Technology Portfolio

Matthew Sabel	X

EQ/MFS Technology II Portfolio

Matthew Sabel	X

EQ/MFS Utilities Series Portfolio

Claud Davis	X

Scott Walker	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Morgan Stanley Investment Management, Inc. (“Morgan Stanley” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts  of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
	December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Global Equity Managed Volatility Portfolio

Ruchir Sharma	6	$1,825	7	$4,576	15	$3,857	0	N/A	0	N/A	5	$1,535B

Paul Psaila	4	$1,506	8	$4,866	15	$3,857	0	N/A	0	N/A	4	$1,491B

Eric Carlson	4	$1,506	8	$4,866	15	$3,857	0	N/A	0	N/A	4	$1,491B

May Yu	6	$2,055	7	$4,602	21	$8,611	0	N/A	0	N/A	6	$1,785B

Amay Hattangadi	5	$1,820	7	$4,602	15	$7,754	0	N/A	0	N/A	5	$1,508B

EQ/Morgan Stanley Small Cap Growth Portfolio

Dennis Lynch	22	$19,654	17	$13,957	17	$3,800	0	N/A	0	N/A	2	$527,123M

Sam Chainani	21	$19,645	16	$13,952	16	$3,692	0	N/A	0	N/A	2	$527,123M

Jason Yeung	21	$19,645	16	$13,952	16	$3,692	0	N/A	0	N/A	2	$527,123M

Armistead Nash	21	$19,645	16	$13,952	16	$3,692	0	N/A	0	N/A	2	$527,123M

David Cohen	21	$19,645	16	$13,952	16	$3,692	0	N/A	0	N/A	2	$527,123M

Alexander Norton	21	$19,645	16	$13,952	16	$3,692	0	N/A	0	N/A	2	$527,123M

POTENTIAL CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘standstill’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an Investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the Adviser may not be provided access to material nonpublic information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by a Fund, and the Adviser may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities in North America, Europe and elsewhere. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be opportunities that fall within its investment objectives.

It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with our portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing, and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting, or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. A Fund may be precluded from participating in a transaction with or relating to the company being sold under these circumstances.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on a Fund’s behalf.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as may be required by applicable law.

Transactions with Affiliates. The Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Adviser will not purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process with Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as a deferred cash award under the Investment Management Alignment Plan (IMAP), as an equity-based award or as a deferred incentive compensation award under another Firm compensation plan. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee (“CMDS”) of the Morgan Stanley Board of Directors.

Base salary compensation.    Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Incentive compensation.    In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•	Cash Bonus.

•	Deferred Compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Deferred incentive awards granted under IMAP are notionally invested in referenced funds advised by the Sub-Adviser or its affiliates. Portfolio managers must notionally invest at least 25% of their IMAP award in a combination of the designated funds managed by the PM that are included in the IMAP notional investment menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are cancellable in the event the employee terminates employment prior to the vesting date (other than for reasons of death, disability, retirement and involuntary termination not involving a cancellation event). Prior to distribution, deferred compensation awards are also subject to cancellation and clawback in the event the employee engages in certain proscribed behavior, including, without limitation, if the employee engages in “cause” (i.e., any act or omission that constitutes a breach of obligation to the Firm, including failure to comply with internal compliance, ethics or risk management standards and failure or refusal to perform duties satisfactorily, including supervisory and management duties) and if the employee takes any action, or fails to take any action (including with respect to direct supervisory responsibilities) where such action or omissions: causes a restatement of the Firm’s consolidated financial results; constitutes a violation of the Firm’s Global Risk Management Principles, Policies and Standards; or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eligibility for, and the amount of any, incentive compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
•	Revenue and profitability of the Firm
•	Return on equity and risk factors of both the business units and Morgan Stanley
•	Assets managed by the portfolio manager
•	External market conditions
•	New business development and business sustainability
•	Contribution to client objectives
•	Team, product and/or Investment Management performance
•	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which is measured against the applicable benchmark(s) over one, three and five year periods).
•	Individual contribution and performance

The Firm has a Global Incentive Compensation Discretion Policy, approved by the CMDS. This policy sets forth standards for the appropriate exercise of managerial discretion in determining the level of incentive compensation to be awarded to an employee. This policy specifically provides that all managers must consider whether an employee managed risk appropriately and effectively managed and supervised the risk control practices of his or her employee reports during the performance year. For the Firm’s material risk takers, managers are required to document their decision making process for discretionary compensation. Managers are trained on these requirements annually and are required to certify compliance with the applicable requirements. The Policy is reviewed at least annually, and updated as needed.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Global Equity Managed Volatility Portfolio

Ruchir Sharma	X

Paul Psaila	X

Eric Carlson	X

May Yu	X

Amay Hattangadi	X

EQ/Morgan Stanley Small Cap Growth Portfolio

Dennis Lynch	X

Sam Chainani	X

Jason Yeung	X

Armistead Nash	X

David Cohen	X

Alexander Norton	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Pacific Investment Management Company LLC (“PIMCO” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of

December 31, 2019

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/PIMCO Ultra Short Bond Portfolio

Jerome Schneider	20	$92,527	10	$17,539	37	$26,999	0	N/A	0	N/A	2	$2,116

EQ/PIMCO Global Real Return Portfolio

Lorenzo Pagani, Ph.D.	12	$17,729	38	$34,094	48	$22,659	0	N/A	14	$18,176	20	$4,987

David Brhel	1	$106.78	7	$4,664	8	$10,273	0	N/A	1	$233.29	3	$1,078

EQ/Quality Bond PLUS Portfolio

Mark R. Kiesel	23	$144,981	53	$79,844	101	$71,691	0	N/A	10	$23,441	9	$7,527

Scott A. Mather	22	$110,733	15	$11,509	94	$41,334	0	N/A	0	N/A	5	$2,385

Mohit Mittal	28	$121,195	22	$28,719	133	$86,549	0	N/A	4	$3,957	5	$957.34

Multimanager Core Bond Portfolio

Mark R. Kiesel	23	$144,981	53	$79,844	101	$71,691	0	N/A	10	$23,441	9	$7,527

Scott A. Mather	22	$110,733	15	$11,509	94	$41,334	0	N/A	0	N/A	5	$2,385

Mohit Mittal	28	$121,195	22	$28,719	133	$86,549	0	N/A	4	$3,957	5	$957.34

EQ/PIMCO Total Return Portfolio

Mark R. Kiesel	23	$144,981	53	$79,844	101	$71,691	0	N/A	10	$23,441	9	$7,527

Scott A. Mather	22	$110,733	15	$11,509	94	$41,334	0	N/A	0	N/A	5	$2,385

Mohit Mittal	28	$121,195	22	$28,719	133	$86,549	0	N/A	4	$3,957	5	$957.34

EQ/PIMCO Real Return Portfolio

Steve A. Rodosky	25	$36,238	6	$1,022	30	$9,095	0	N/A	0	N/A	5	$1,282

Daniel He	12	$20,725	1	$219.5	3	$898.6	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolios. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolios) that invest in the Portfolios in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Portfolio Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities.    A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Portfolios or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A, attached as Exhibit B.

Compensation for the fiscal year completed December 31, 2019

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary — Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus — Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation — Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan.    Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/PIMCO Ultra Short Bond Portfolio

Jerome Schneider	X

EQ/PIMCO Global Real Return Portfolio

Lorenzo Pagani, Ph.D.	X

David Brhel	X

EQ/Quality Bond PLUS Portfolio

Mark R. Kiesel	X

Scott A. Mather	X

Mohit Mittal	X

Multimanager Core Bond Portfolio

Mark R. Kiesel	X

Scott A. Mather	X

Mohit Mittal	X

EQ/PIMCO Total Return Portfolio

Mark Kiesel	X

Scott A. Mather	X

Mohit Mittal	X

EQ/PIMCO Real Return Portfolio

Steve A. Rodosky	X

Daniel He	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Palisade Capital Management, L.L.C. (“Palisade” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total assets	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets

1290 VT Convertible Securities Portfolio

William W. Lee	1	$26.3	2	$227.0	33	$601.2	0	N/A	2	$227.0	0	N/A

Mitchell Leung	1	$26.3	0	N/A	2	$360.5	0	N/A	0	N/A	0	N/A

Description of any material conflicts

Like every investment adviser, Palisade is confronted with conflicts of interest when providing investment management services to multiple accounts with different fee structures. Palisade receives both asset-based and performance-based fees for managing other accounts in the same strategy as the Portfolio. Palisade has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, and the allocation of investment opportunities.

Palisade generally employs a “block” trading and pro-rata allocation procedure to avoid conflicts between similarly managed accounts. Palisade reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, Palisade’s procedures relating to the allocation of investment opportunities require that similarly managed accounts participate in investment opportunities pro rata based on asset size, using equivalent investment weightings, giving consideration to client restrictions, liquidity requirements, and available cash in the accounts, and require that, to the extent orders are aggregated, the client orders are price-averaged. Finally, Palisade’s procedures require the objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. These areas are monitored by Palisade’s Chief Compliance Officer and the entire Palisade compliance department.

Palisade has a Conflicts of Interest Committee to address any potential conflicts among its investment portfolios. Whenever a portfolio manager, analyst, or trader has a question concerning a conflict regarding allocation of investment opportunities, such conflict is directed to a member of the Committee. The available members of the Committee can meet or conference quickly to resolve such issues.

Compensation for the fiscal year completed December 31, 2019

Palisade’s Convertible Securities Portfolio Managers’ compensation is comprised of the following components:

•	Base Salary. Each Portfolio Manager is paid a fixed base salary.

•	Incentive Compensation. The Convertible Securities team’s incentive compensation pool is based on three factors:

1.	First, the current year fee income paid to Palisade from all of its Convertible Securities, Hedged Convertibles, and Short Duration Convertible Bond clients.

2.	Second, the performance of the Convertible Securities strategy against the strategy’s benchmark index (i.e., the ICE BofA All US Convertibles Index) over both one- and three-year periods; and

3.

Third, 30% of the annual incentive compensation is deferred for all of the members of the Convertible Securities team, and this deferred amount is invested in Palisade’s Hedged Convertibles strategy to directly align the team’s interests with those of Palisade’s clients. This deferred bonus vests 50% per year for two years and is forfeited should a team member terminate his or her employment with Palisade.

By tying incentive compensation to the revenues generated by the Convertible Securities team, the interests of the investment professionals on the Convertible Securities team are directly aligned with those of Palisade’s clients. Strong performance should yield increased assets and revenue, which in turn will translate into additional potential reward for the team. Further, tying incentive compensation to performance vs. the benchmark over both one- and three- year periods ensures that the team’s objectives are aligned with those of Palisade’s clients over longer time periods.

Discretionary Bonuses. Portfolio Managers may receive additional discretionary bonuses tied to the performance of Palisade, the team, and/or the individual.

In 2013, Palisade initiated a Unit Appreciation Rights (UAR) Plan, whereby key employees of Palisade, including the Convertible Securities Portfolio Managers, participate in the UAR Plan. This plan provides an opportunity for each participating employee to share in the appreciation of Palisade’s equity value over time, similar to a stock option plan in a publicly traded company.

All employees are eligible for Palisade’s 401(k) plan, as well as group life, health and disability insurance programs.

Ownership of Shares of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,00,000	over $1,000,000

1290 VT Convertible Securities Portfolio

William W. Lee	X

Mitchell Leung	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Polen Capital Management, LLC (“Polen” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of
	December, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Million)

EQ/Large Cap Growth Managed Volatility Portfolio

Dan Davidowitz	3	$5.524	8	$2.721	1669	$24.942	0	N/A	0	N/A	2	$372.398

Brandon Ladoff	3	$5.524	8	$2.721	1669	$24.942	0	N/A	0	N/A	2	$372.398

Description of any Material Conflicts

Polen Capital manages, at the same time, accounts that are charged a performance-based fee and accounts that are charged a fee only based on assets under management (referred to as “side-by-side” management). As a result, Polen Capital has an incentive to favor accounts for which Polen Capital receives a performance-based fee because such accounts could generate higher compensation. As part of its duties to its clients, Polen Capital endeavors at all times to treat clients fairly without advantaging any client over another or benefiting itself to the detriment of advisory clients.

Polen Capital has in place Ethics Rules (the “Rules”), which are comprised of the Code of Ethics and Insider Trading policies and procedures. The Rules are designed to ensure that its personnel (i) observe applicable legal (including compliance with applicable state and federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of its clients first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to its clients; (v) conduct all personal trading consistent with the Rules and in such a manner as to avoid any actual, potential or perceived conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Rules also establish policies regarding other matters such as outside employment, the giving or receiving of gifts, and safeguarding portfolio holdings information.

Polen Capital client accounts generally invest in many of the same securities. Certain related persons of Polen Capital own and/or otherwise have interests in such securities directly for their own accounts and/or as investors in the funds to which Polen Capital serves as investment manager. In order to avoid conflicts of interest, the Chief Compliance Officer or another designated employee of Polen Capital must pre-approve certain transactions by related persons, and review personal trading by Polen Capital’s related persons on a quarterly or more frequent basis. Polen Capital may occasionally purchase or sell the same security for more than one account on the same trading day. In order to avoid favoring one account over another and/or the personal accounts of related persons, Polen Capital averages the prices of all non-directed trades in the same security at the same broker on the same day when making allocations to each account.

Polen Capital does not have any arrangement that contractually or financially obligates the firm regarding the amount of brokerage commissions directed to a particular broker. However, Polen Capital does accept proprietary research and technology services from broker-dealers and this may be a factor in determining broker-dealer selection. Polen Capital believes that such research and services are generally made available to all institutional investors doing meaningful business with such broker-dealers. Polen Capital does not separately compensate broker-dealers for these services. If Polen Capital determines to purchase any research or technology services, it pays for them using its own resources.

Compensation as of December 31, 2019

The following are all components of compensation for both investment and non-investment personnel of Polen Capital:

•	Competitive base salary — Polen Capital uses compensation surveys as well as relative peer comparisons and McLagan data during recruiting to ensure base salaries are competitive.

•

401 (k) / Profit Sharing Plan — At the end of each calendar year, Polen Capital allocates a discretionary amount to fund the profit sharing plan, which invests in our mutual funds alongside our clients and strengthens our alignment with clients. The size of the allocation is correlated with Polen Capital’s profits. Individual allocations are formulaic based on plan documents / ERISA rules. Profit sharing vests over a five-year period.

•	Individual bonuses — An annual bonus pool is funded based on competitive market analysis. Individual bonuses then are determined based upon a balanced scorecard methodology.

•

Firm bonuses — Each year, the Firm sets goals related to client retention and growth. When the Firm’s goals are achieved, the Firm allocates additional bonus pool funds to all employees who are not commission based or equity participants.

•	Equity owners and phantom equity (long-term incentive plan) participants receive their pro rata allocation of annual profits.

Proxy Voting Policy

The Company will accept discretionary authority over a client’s proxy if the Company has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Company will not be voting proxies or the client does not retain voting authority. At this time, the Company does accept proxy voting authority for client accounts.

The Company also serves as investment adviser to certain investment companies under the FundVantage Trust. FundVantage will prepare and file the Form N-PX with the SEC annually no later than August 31, containing the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30.

The Company utilizes a third party service provider (Institutional Shareholder Services or “ISS”) for proxy voting matters. A Portfolio Manager has been delegated the authority for monitoring corporate actions, ensuring that voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The delegate will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

In voting proxies, the Company’s votes will generally follow the recommendations of ISS. The Company will rely on ISS to maintain proxy statements and records of proxy votes cast. The Company will obtain an undertaking from ISS to provide a copy of the documents promptly upon request.

The CCO will maintain a list of those companies which issue publicly traded securities and with which the Company (or its affiliates) have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between the Company and its clients. Examples of such a relationship include:

•	Companies affiliated with directors, or immediate family members of directors of the Company or of affiliates of the Company;

•	Companies affiliated with officers, or immediate family members of officers of the Company or of affiliates of the Company; and

•

Companies that maintain significant business relationships with the Company or of affiliates of the Company, or with which the Company or an affiliate of the Company is actively seeking a significant business relationship.

In addition, any proxy vote that would result in increased compensation to the Company or an affiliate due to increased or additional fees or other charges to be paid by the client as a result would also be considered a vote where the Company has a conflict of interest. The person responsible for the particular vote (i.e., a Portfolio Manager) will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Company’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. The CCO will perform one the following duties as a result:

1.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Company’s conflict, and obtaining consent before voting;

2.	Employ ISS to advise in the voting of the proxy;

3.	Employ ISS to vote the proxy on behalf of the Company and its clients; or

4.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The CCO will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Company to resolve the conflict of interest, and the vote(s) as a result.

In addition, the CCO or his designee will conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

ISS Due Diligence

On an annual basis the CCO, or his designee, will conduct due diligence on ISS to ascertain, among other things: 1) whether ISS has the capacity and competency to adequately analyze proxy issues; 2) the adequacy and quality of the proxy advisory firm’s staffing and personnel; 3) the robustness of its policies and procedures regarding its ability to ensure that its proxy voting recommendations are based on current and accurate information; and 4) any conflicts of interest and any other considerations that the Company believes would be appropriate in considering the nature and quality of the services provided by ISS. This may be done by downloading and reviewing ISS Due Diligence materials at http://www.issgovernance.com/compliance/due-diligence-materials/

Recordkeeping

The following records will be kept by the Company:

1.	a copy of the Policy

2.	a copy of each proxy statement received with respect to client portfolio securities

3.	a record of each proxy vote cast by the Company on behalf of a client

4.	a copy of any document prepared by the Company that was material to the proxy voting decision

5.	a copy of each written client request for information regarding how the Company voted proxies on behalf of clients and any written response by the Company to any client requests

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000

EQ/Large Cap Growth Managed Volatility Portfolio

Dan Davidowitz	X

Brandon Ladoff	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Post Advisory Group, LLC (“Post” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019*						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

1290 VT High Yield Bond Portfolio

Schuyler Hewes	2	$2,303.2	12	$3,129.3	29	$12,363.6	0	N/A	1	$28.8	2	$1,473.4

David Kim	2	$2,303.2	12	$3,129.3	29	$12,363.6	0	N/A	1	$28.8	2	$1,473.4

Jeffery Stroll	2	$2,303.2	12	$3,129.3	29	$12,363.6	0	N/A	1	$28.8	2	$1,473.4

Dan Ross	2	$2,303.2	12	$3,129.3	29	$12,363.6	0	N/A	1	$28.8	2	$1,473.4

Iris Shin	2	$2,303.2	12	$3,129.3	29	$12,363.6	0	N/A	1	$28.8	2	$1,473.4

James Wolf	2	$2,204.6	12	$3,131.5	30	$12,253.6	0	N/A	1	$28.0	2	$1,458.4

*	Information for James Wolf is as of February 29, 2020

Conflicts of Interest

Post Advisory Group, LLC (“Post”) advises client portfolios and funds, whose accounts may purchase or sell the same securities. In addition, Post may organize other domestic or offshore funds, which may be managed by Post and which may have investment objectives substantially similar to its other client accounts. Post may also manage funds and accounts that may purchase or sell the same securities. In managing such funds and accounts, a conflict of interest may arise where the financial or other benefits available to a portfolio manager or Post differ among the funds and/or accounts under management. For example, the structure of an investment adviser’s management fee, such as a higher annual fee or performance-based fee arrangement, may create an incentive for Post to recommend investments which may be riskier or more speculative than those which would be recommended under a different fee arrangement. Such fee arrangements also may create an incentive to favor higher fee paying accounts over other accounts in the allocation of investment opportunities. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or the adviser and/or its affiliates have a financial interest. Post has policies and procedures in place that are designed to treat clients fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities amongst accounts and funds.

Potential conflicts of interest may exist in instances in which Post determines that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts managed by Post may hold or sell the security in accordance with those accounts’ investment objectives, strategies and restrictions. To the extent permitted by applicable law, Post may aggregate the trade orders of certain managed accounts.

Post’s policies and procedures are intended to result in fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transaction costs that may be incurred in doing so. Post’s policies and procedures are also intended to be consistent with its duty to seek the best execution obtainable under the circumstances for all accounts under its management.

Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities of the accounts under Post’s management. Post’s Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

Compensation for the fiscal year completed December 31, 2019

We believe Post’s compensation package is highly competitive versus similar high yield asset management firms. Compensation is comprised of base salary, cash and deferred bonus as well as profit-based incentive programs. Incentive compensation is determined based on the overall performance of the firm as well as the individual’s value added contribution to the firm.

Post does not offer incentives to our professionals based on the size of assets under management. Post believes that everyone should be motivated to the same goal: the successful investment of our clients’ funds. All employees are eligible to participate in incentive compensation programs and Post’s Board of Directors determines the amount allocated to each individual.

Ownership of Securities of the Portfolio as of December 31, 2019*

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

1290 VT High Yield Bond Portfolio

Schuyler Hewes	X

David Kim	X

Jeffery Stroll	X

Dan Ross	X

Iris Shin	X

James Wolf	X

*	Information for James Wolf is as of February 29, 2020

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

QS Investors, LLC (“QS Investors” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Million)

EQ/Legg Mason Growth Allocation Portfolio

Thomas Picciochi	30	$8.89	32	$5.05	35	$0.64	0	N/A	0	N/A	1	$77.98

Lisa Wang, CFA®	30	$8.89	32	$5.05	35	$0.64	0	N/A	0	N/A	1	$77.98

EQ/Legg Mason Moderate Allocation Portfolio

Thomas Picciochi	30	$8.72	32	$5.05	35	$0.64	0	N/A	0	N/A	1	$77.98

Russel Shtern, CFA®	13	$3.07	5	$0.34	5	$0.28	0	N/A	0	N/A	0	N/A

Lisa Wang, CFA®	30	$8.72	32	$5.05	35	$0.64	0	N/A	0	N/A	1	$77.98

Description of any Material Conflicts

QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.

Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by QS Investors methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

In multi-asset strategies where QS Investors is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by QS Investors, affiliated managers and/or unaffiliated managers, QS Investors may have financial or other incentives to advise that client assets be directed to funds or accounts managed by QS Investors instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.

QS Investors has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, in regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. In regard to conflicts associated with fund/manager selection, QS Investors employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by QS Investors) are subject to review and pre-approval by certain management and compliance personnel.
Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.

Compensation as of December 31, 2019

QS Compensation

Compensation for all QS Investors’ investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:

•	Competitive base salaries; and

•

Individual discretionary bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development, and the overall performance of the Firm.

•	Corporate profit sharing

Ownership of Shares of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

EQ/Legg Mason Growth Allocation Portfolio

Thomas Picciochi	X

Lisa Wang, CFA®	X

EQ/Legg Mason Moderate Allocation Portfolio

Thomas Picciochi	X

Russel Shtern, CFA®	X

Lisa Wang, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

SSGA Funds Management, Inc. (“SSGA FM” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
	December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Core Bond Index Portfolio

Michael Brunell, CFA®*	29	$57.05	108	$86.78	143	$68.12	0	N/A	0	N/A	0	N/A

Michael Przygoda, CFA®*	29	$57.05	108	$86.78	143	$68.12	0	N/A	0	N/A	0	N/A

Orhan Imer, CFA®, Ph.D.*	29	$57.05	108	$86.78	143	$68.12	0	N/A	0	N/A	0	N/A

EQ/Intermediate Government Bond Portfolio

Michael Brunell, CFA®*	29	$57.05	108	$86.78	143	$68.12	0	N/A	0	N/A	0	N/A

Michael Przygoda, CFA®*	29	$57.05	108	$86.78	143	$68.12	0	N/A	0	N/A	0	N/A

Orhan Imer, CFA®, Ph.D.*	29	$57.05	108	$86.78	143	$68.12	0	N/A	0	N/A	0	N/A

Multimanager Core Bond Portfolio

Michael Brunell, CFA®*	29	$57.05	108	$86.78	143	$68.12	0	N/A	0	N/A	0	N/A

Michael Przygoda, CFA®*	29	$57.05	108	$86.78	143	$68.12	0	N/A	0	N/A	0	N/A

Orhan Imer, CFA®, Ph.D.*	29	$57.05	108	$86.78	143	$68.12	0	N/A	0	N/A	0	N/A

*	Please note that the assets are managed on a team basis. This table refers to accounts of the Fixed Income Beta Solutions Group of SSGA.

Description of any Material Conflicts

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolios. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation for the fiscal year completed December 31, 2019

SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company’s success.

•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm’s unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Core Bond Index Portfolio

Michael Brunell, CFA®	X

Michael Przygoda, CFA®	X

Orhan Imer, CFA®, Ph.D.	X

EQ/Intermediate Government Bond Portfolio

Michael Brunell, CFA®	X

Michael Przygoda, CFA®	X

Orhan Imer, CFA®, Ph.D.	X

Multimanager Core Bond Portfolio

Michael Brunell, CFA®	X

Michael Przygoda, CFA®	X

Orhan Imer, CFA®, Ph.D.	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of
other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category
	as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Large Cap Growth Managed Volatility Portfolio

Joseph Fath, CPA®	12	$78.539	6	$18.348	8	$2.639	0	N/A	0	N/A	0	N/A

EQ/T. Rowe Price Growth Stock Portfolio

Joseph Fath, CPA®	12	$77.306	6	$18.348	8	$2.639	0	N/A	0	N/A	0	N/A

Multimanager Aggressive Equity Portfolio

Taymour R. Tamaddon, CFA	6	$24.840	24	$11.995	42	$11.187	0	N/A	0	N/A	0	N/A

EQ/T. Rowe Price Health Sciences Portfolio

Ziad Bakri	6	$16.674	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any material conflicts

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations) offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds (and vice versa), and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe

Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Compensation for the fiscal year completed December 31, 2019

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan and T. Rowe Price International, as appropriate), evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplement savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Ownership of Securities of the Portfolios as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/T. Rowe Price Growth Stock Portfolio

Joseph Fath, CPA®	X

EQ/Large Cap Growth Managed Volatility Portfolio

Joseph Fath, CPA®	X

Multimanager Aggressive Equity Portfolio

Taymour R. Tamaddon, CFA	X

EQ/T. Rowe Price Health Sciences Portfolio

Ziad Bakri	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Templeton Global Advisors Limited (“Templeton” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets (Million)	Number of Accts.	Total Assets (Million)	Number of Accts.	Total Assets (Million)	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets (Million)

EQ/Templeton Global Equity Managed Volatility Portfolio

Peter Moeschter	6	$21,066.4	11	$10,868.5	2	$295.9	0	N/A	0	N/A	2	$57.0

Herbert Arnett, Jr.	8	$21,221.1	5	$1,678.2	0	N/A	0	N/A	0	N/A	0	N/A

Warren Pustam, CFA®	5	$21,473.0	5	$1,503.8	0	N/A	0	N/A	0	N/A	0	N/A

Christopher Peel, CFA®	7	$21,083.1	3	$672.6	1	$117.8	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Conflicts.     The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2019

Compensation.    The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary — Each portfolio manager is paid a base salary.

Annual bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock 43 (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.    Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•

Research.    Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation    Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Templeton Global Equity Managed Volatility Portfolio

Peter Moeschter	X

Herbert Arnett, Jr.	X

Warren Pustam, CFA®	X

Christopher Peel, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Thornburg Investment Management, Inc. (“Thornburg” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Large Cap Core Managed Volatility Portfolio

Robert MacDonald CFA®	3	$1,381	1	$26	217	$372	0	N/A	0	N/A	0	N/A

Description of any material conflicts

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the Portfolio’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg Investment Management, Inc. has informed the Portfolio that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the Portfolio’s investments and the portfolio manager’s management of other accounts. Thornburg Investment Management, Inc. has also informed the Portfolio that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation for the fiscal year completed December 31, 2019

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, multiple year historical total return of accounts managed by the portfolio manager, including the Portfolio, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the Portfolio and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends, such benefits accrue from the overall financial performance of the investment manager.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Large Cap Core Managed Volatility Portfolio

Robert MacDonald CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

UBS Asset Management (Americas) Inc. (“UBS AM” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of

December 31, 2019

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/UBS Growth and Income Portfolio[1]

Ian McIntosh	1	$323,3	7	$536,5	0	N/A	0	N/A	0	N/A	0	N/A

Thomas J. Digenan	3	$451,0	8	$1,00	55	$2,04	0	N/A	0	N/A	0	N/A

1	The EQ/UBS Growth and Income Portfolio has been excluded from the above accounts and asset figures.

Description of any Material Conflicts

Conflicts:

POTENTIAL CONFLICTS OF INTEREST. UBS AM’s management of the Portfolio and other accounts could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Portfolio. A portfolio manager and his or her team manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS Group AG (“UBS”), the parent company of UBS AM, is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Portfolio, are engaged in businesses and have interests other than that of managing the Portfolio. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Portfolio. To address these potential conflicts, UBS and UBS AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent clients from being disadvantaged.

UBS AM may purchase or sell, or recommend for purchase or sale, for the Portfolio or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position;

(iv) for which its affiliates make a market; or (v) in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to the Portfolio or its other clients, or purchase for the Portfolio or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS AM may rely on certain affiliates to execute trades for the Portfolio or its other accounts. For each security transaction effected by a UBS affiliate, UBS AM may compensate and such UBS affiliate may retain such compensation for effecting the transaction, and UBS AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Portfolio. UBS and one or more Client Accounts may buy or sell positions while the Portfolio is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Portfolio.

Compensation for the fiscal year completed December 31, 2019

UBS Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award that is correlated with investment performance.

Fixed component (base salary and benefits):

•	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•	The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

•	Determined annually on a discretionary basis.

•

Based on the individual’s financial and non-financial contribution — as assessed through a rigorous performance assessment process — as well as on the performance of their respective function, of UBS Asset Management and of UBS as a whole.

•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•	Deferred amounts are then delivered via two deferral vehicles — 75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•

AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. Deferred awards under the AM EOP are granted in the form of Notional Funds. The Notional Funds are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Asset Management. This enhances the alignment of investment professionals’ and other employees’ interests with those of clients.

•

The DCCP was introduced for performance year 2012 onwards as a key component of UBS’s compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

The DCCP aligns the interests of UBS Asset Management’s key employees with the interests of external investors and, alongside the AM EOP, ensures an appropriate balance between client and other stakeholder alignment.

For UBS Asset Management’s Equities, Fixed Income, Investment Solutions and Passive investment areas:

From January 1, 2015, UBS Asset Management introduced a new Key Performance Indicator (KPI)-led model for each business area, aligning business steering logic with strategic priorities. For UBS Asset Management’s investment areas, sustainable investment performance is a major component of the KPI model.

Portfolio managers’ performance awards are subject to detailed KPIs, mainly focused on investment performance of relevant client portfolios and funds, and also including some other factors such as risk management and client focus. Investment performance is assessed annually over rolling one, three and five years against benchmark, performance target and peers. This ensures that the interests of portfolio managers are aligned with those of clients. In addition, UBS Asset Management evaluates its passive strategies in terms of how closely the performance of the strategies tracks their respective benchmarks over time.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Of all amounts deferred, 75% is granted in the AM EOP. Within the AM EOP, 50% of the Notional Funds amount is allocated to a core balanced fund aligned to a diversified range of internally managed funds. The other 50% is aligned to the most representative fund managed by/contributed to by the investment professional to further align their interests with those of clients and other stakeholders.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/UBS Growth and Income Portfolio

Ian McIntosh	X

Thomas J. Digenan	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Vaughan Nelson Investment Management (“Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Large Cap Core Managed Volatility Portfolio

Scott J. Weber, CFA	5	$567.4M	2	$27.9M	149	$2.78B	0	N/A	0	N/A	17	$174.3M

Chris D. Wallis, CFA, CPA	10	$2.50B	2	$27.9M	304	$6.50B	0	N/A	0	N/A	19	$751.6M

Description of any Material Conflicts

Certain accounts have the ability to engage in shorts and options which can potentially create a conflict of interest if these types of transactions are undertaken in a security which the firm holds long for other clients. Vaughan Nelson has developed rules and reports in the Charles River Development (CRD) compliance system to assist in identifying, researching and documenting the basis on which the affected accounts are undertaking its use of shorts or options.

The firm votes proxies for those clients which have delegated this responsibility to the firm. A situation could arise where the firm is required to vote a proxy for a publicly traded company which is a strategy holding and also client. In such a scenario, Vaughan Nelson defers to the recommendation provided by ISS when voting the proxy if not addressed in our proxy voting guidelines in order to avoid a conflict of interest. The firm’s compliance department is involved in voting each proxy in order to help identify any conflicts of interests.

Vaughan Nelson uses soft dollars to pay for proprietary research and 3rd party research services which benefit the Portfolio. A conflict of interest may arise if the firm is paying unjustifiably high commissions in order to obtain the research and/or services and failing to obtain best execution for the clients. The firm’s compliance department reviews the use of soft dollars to ensure it falls under the parameters of 28(e) and that it is disclosed in the firm’s Form ADV.

Vaughan Nelson manages eighteen performance fee accounts. A conflict of interest may arise if the firm is seen favoring the account with regards to allocating preferred investment decisions or the timing of the trades for the account. The performance fee accounts are traded along with all other accounts in the same investment strategy; trading as part of a large block of accounts which minimizes any potential preferential treatment.

Compensation

The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success. Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:

•	Performance of the strategy managed (both absolute and relative to peers)

•	Amount of revenue derived from the strategy managed

•	Contribution to the development and execution of the firm’s investment philosophy and process

•	Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the federal income tax limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Portfolio and any other accounts managed.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000

EQ/Large Cap Core Managed Volatility Portfolio

Scott J. Weber, CFA	X

Chris D. Wallis, CFA, CPA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Wells Fargo Asset Management (International) Limited and Wells Capital Management, Inc. (“Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of

December 31, 2019

							Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/Global Bond PLUS Portfolio

Lauren van Biljon	5	$290.4	3	$307.9	9	$4,257.5	0	N/A	0	—	3	$989

Peter Wilson	4	$270.4	3	$307.9	9	$4,257.5	0	N/A	0	—	3	$989

Michael Lee	7	$411.2	3	$307.9	9	$4,257.5	0	N/A	0	—	3	$989

Alex Perrin	8	$431.1	3	$307.9	9	$4,257.5	0	N/A	0	—	3	$989

Description of any Material Conflicts

Wells Capital Management/ Wells Fargo Asset Management (International) Limited (Formerly First International Advisors, LLC) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management/ Wells Fargo Asset Management (International) Limited has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation for the fiscal year completed December 31, 2019

WFAM (International). The compensation structure for WFAM (International) Portfolio Managers includes a competitive fixed base salary plus variable incentives (WFAM (International) utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Ownership of Securities of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Global Bond PLUS Portfolio

Lauren van Biljon	X

Peter Wilson	X

Michael Lee	X

Alex Perrin	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Wellington Management Company LLP (“Wellington Management” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of

December 31, 2019*

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Mid Cap Value Managed Volatility Portfolio

Gregory J. Garabedian	6	$2.6B	3	$299M	6	$1.5B	0	N/A	1	$6.9M	2	$125M

EQ/Wellington Energy Portfolio

G. Thomas Levering	15	$5,911B	44	$2,186B	59	$1,617B	1	$5,005B	17	$1,329B	12	$363M

Multimanager Mid Cap Growth Portfolio

Stephen Mortimer	14	$13B	8	$329M	3	$712M	0	N/A	3	$49M	1	$105M

Multimanager Technology Portfolio

John F. Averill	5	$341M	31	$1.7B	55	$2.0B	0	N/A	7	$358M	4	$273M

Bruce L. Glazer	12	$631M	39	$1.6B	82	$1.5B	0	N/A	10	$854M	13	$282M

Brian Barbetta	8	$903M	20	$923M	52	$805M	0	N/A	5	$621M	7	$122M

Jeffrey S. Wantman	8	$535M	18	$480M	75	$1.1B	0	N/A	4	$292M	11	$210M

Eunhak Bae	8	$458M	19	$349M	74	$926M	0	N/A	5	$187M	11	$163M

*	Information for G. Thomas Levering is as of February 29, 2020

Description of any Material Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolios’ manager listed in the prospectus who is primarily responsible for the portfolio management of the Portfolios (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Portfolio Manager makes investment decisions for each account, including the Portfolios, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Portfolios and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Portfolios.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Portfolios, or make investment decisions that are similar to those made for the Portfolios, both of which have the potential to adversely impact the Portfolios depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly the Portfolio Manager may purchase the same security for the Portfolios and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Portfolios’ holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Averill, Barbetta, Garabedian, Glazer, Levering, Mortimer, Wantman, and Ms Bae also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation for the fiscal year completed December 31, 2019

Wellington Management receives a fee based on the assets under management of the Portfolios as set forth in the Investment Subadvisory Agreement between Wellington Management and AXA Equitable Funds Management Group, LLC on behalf of the Portfolios. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Portfolios. The following information relates to the fiscal year ended December 31, 2019.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolios managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Portfolios is linked to the gross pre-tax performance of the Portfolios managed by the Portfolio Manager, compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by each Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Averill, Barbetta, Garabedian, Glazer, Levering, Mortimer, Wantman and Ms. Bae are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period

EQ/Mid Cap Value Managed Volatility Portfolio	Russell 2500 Value Index

Multimanager Mid Cap Growth Portfolio	Russell Mid Cap Growth Index

Multimanager Technology Portfolio	S&P North American Tech Sector® Index

EQ/Wellington Energy Portfolio	50% S&P 500 Energy Index/50% S&P 500 Energy Equal Weighted Index

Ownership of Securities of the Portfolios as of December 31, 2019*

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Mid Cap Value Managed Volatility Portfolio

Gregory J. Garabedian	X

EQ/Wellington Energy Portfolio

G. Thomas Levering	X

Multimanager Mid Cap Growth Portfolio

Stephen Mortimer	X

Multimanager Technology Portfolio

John F. Averill	X

Bruce L. Glazer	X

Brian Barbetta	X

Jeffrey S. Wantman	X

Eunhak Bae	X

*	Information for G. Thomas Levering is as of February 29, 2020

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Westfield Capital Management Company, L.P. (“Westfield” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category,

as of December 31, 2019

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

Multimanager Aggressive Equity Portfolio

William A. Muggia	9	$3,506	7	$1,043	286	$9,741	0	N/A	1	$28	25	$2,690

Ethan J. Meyers, CFA	8	$3,365	4	$988	232	$8,365	0	N/A	0	N/A	22	$1,932

John M. Montgomery	8	$3,365	4	$988	232	$8,365	0	N/A	0	N/A	22	$1,932

Richard D. Lee, CFA	8	$3,365	4	$988	232	$8,365	0	N/A	0	N/A	22	$1,932

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

Description of any Material Conflicts

•

The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.

•

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

•

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.

•

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.

•

Because of our interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

•

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.

•

Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.

•

Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.

•

In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.

Compensation Information as of December 31, 2019

Members of the Investment Committee may be eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•

Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•

Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client services initiatives, as well as longevity at the firm. Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

•

Investment Committee members may receive a portion of the performance-based fees earned from a client account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.

Ownership of Shares of the Portfolio as of December 31, 2019

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000

Multimanager Aggressive Equity Portfolio

William A. Muggia	X

Ethan J. Meyers	X

John M. Montgomery	X

Richard D. Lee	X

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

EQ ADVISORS TRUST

EQ PREMIER VIP TRUST

1290 FUNDS

(individually, a “Trust” and collectively, the “Trusts”)

I.	TRUSTS’ POLICY STATEMENT

Each Trust is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interest of the Trust. The following policies and procedures have been established to implement each Trust’s proxy voting program (the “Program”).

II.	TRUSTS’ PROXY VOTING PROGRAM

AXA Equitable Funds Management Group, LLC and AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers (collectively, “FMG LLC”) serves as the investment adviser to each series of the Trusts (each, a “Portfolio”, and together, the “Portfolios”). Each Trust has delegated proxy voting responsibility with respect to each Portfolio to FMG LLC. FMG LLC, through its Proxy Voting Committee, is responsible for monitoring and administering the Program.

A. Sub-Advised Portfolios

FMG LLC is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide portfolio management services including the day-to-day research and stock selection for each sub-advised Portfolio or an allocated portion of a Portfolio (a “Sub-Advised Portfolio”). FMG LLC views proxy voting as a function that is incidental and integral to the portfolio management services provided by Sub-Advisers. Therefore, except as described in Section III below, FMG LLC, in turn, delegates proxy voting responsibility with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser. The primary focus of the Trusts’ Program as it relates to the Sub-Advised Portfolios, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time and need not be identical.

B. “Fund-of-Funds Portfolios”

FMG LLC provides the day-to-day portfolio management services to certain Portfolios, or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by FMG LLC (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or exchange-traded funds (“Underlying ETFs”) (referred to collectively as the “Fund-of-Funds Portfolios”). Accordingly, FMG LLC retains proxy voting responsibility with respect to each Fund-of-Funds Portfolio and votes proxies in accordance with the policies and procedures set forth in Section III below.

III.	FMG LLC’S PROXY VOTING POLICIES AND PROCEDURES

FMG LLC has a fiduciary duty to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders. FMG LLC believes that its proxy voting policies and procedures represent the voting positions most likely to support a Portfolio’s and its shareholders’ best interests across a range of sectors and contexts.

A.

Underlying Affiliated Portfolios. FMG LLC will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or abstain, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio (whether or not the proposal presents an issue as to which FMG LLC or its affiliates could be deemed to have a conflict of interest).

B.

Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios. With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.C below, the following guidelines generally will apply:

1.

The decision whether, and if so, how to vote a proxy will be made by FMG LLC based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

FMG LLC may enlist the services of an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process, as further described in Section III.D below.

3.

FMG LLC’s policy is to vote all proxies, except under circumstances in which FMG LLC has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

a.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, at its discretion. In most cases, FMG LLC will not take steps to see that loaned securities are voted. However, if FMG LLC determines that a proxy vote is materially important to the relevant Portfolio, FMG LLC will make a good faith effort to recall the loaned security in order to vote.

b.

If an issuer is based in a country that requires “share blocking”[1], FMG LLC may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case FMG LLC may not vote the proxy.

c.	FMG LLC may abstain or vote against ballot issues where FMG LLC has not received sufficient information to make an informed decision.

4.	FMG LLC will include a description of these procedures in each Trust’s Registration Statement.

5.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ Chief Compliance Officer (“CCO”) or other member of FMG LLC’s Legal and Compliance Department.

6.	FMG LLC will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.

Sub-Advised Portfolios; No Delegation. Under certain circumstances FMG LLC may assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio. For example, if a Sub-Adviser notifies FMG LLC that it is unable or unwilling to assume responsibility for voting a proxy for a Sub-Advised Portfolio (e.g., if voting such proxy presents a potential material conflict of interest for the Sub-Adviser), FMG LLC will vote such proxy in accordance with these procedures.

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

D.	FMG LLC will be required to maintain proxy voting policies and procedures that satisfy the following elements:

1.

Written Policies and Procedures: FMG LLC must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to each Trust copies of such policies and procedures.

2.

Conflicts of Interest: If FMG LLC becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of FMG LLC’s Legal and Compliance Department. If the CCO and/or the Legal and Compliance Department determines that an affiliated person of FMG LLC has a potential material conflict, that affiliated person will not participate in the voting decision.

•

Potential material conflicts may arise between the interests of a Portfolio and FMG LLC or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which FMG LLC or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•	Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s).

•

AXA Equitable Life Insurance Company (“AXA Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s). It is possible that FMG LLC may vote differently than AXA Equitable.

3.

Voting Guidelines: FMG LLC may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process as deemed necessary. Currently, FMG LLC subscribes to the corporate governance and proxy research services of International Shareholder Services (“ISS”), a provider of proxy voting services. ISS provides voting recommendations based on established guidelines and practices. The ISS U.S. Proxy Voting Guidelines (the “ISS Guidelines”) are attached hereto as Appendix A. Based on its review of the ISS Guidelines, FMG LLC has determined generally to instruct ISS to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.C above consistent with the ISS Guidelines. However, FMG LLC’s use of the ISS Guidelines is not intended to constrain FMG LLC’s consideration of any proxy proposal, and so there may be times when FMG LLC deviates from the ISS Guidelines. FMG LLC reserves the right not to vote in accordance with the ISS recommendation if it determines that it is not in the best interest of a Portfolio and its Shareholders to do so. In addition, if FMG LLC becomes aware of a conflict of interest between ISS and an issuer subject to a proxy vote, FMG LLC will consider the recommendation of the issuer and instruct ISS to vote the proxy based on what FMG LLC believes to be in the best interest of the Portfolio and its shareholders.

The Proxy Voting Committee will maintain records regarding FMG LLC’s determination generally to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios as described in Section III.C above consistent with the ISS Guidelines, and that determination will be reviewed periodically.

The following guidelines describe FMG LLC’s general positions on common proxy issues for Underlying Unaffiliated Funds and Underlying ETFs:

•	Election of Directors: FMG LLC generally votes in favor of slates recommended by the board of directors.

•	Fee Increases: FMG LLC generally votes against proposals to increase fees.

•

Changes to the investment strategy, investment objective or fundamental investment restrictions, and proposed mergers: FMG LLC generally votes against changes that would impact adversely the allocation model of a Fund-of-Funds Portfolio.

The FMG Compliance Department will conduct a due diligence review of any proxy voting service (“Proxy Service”) engaged by FMG LLC to assess (1) the adequacy and quality of the Proxy Service’s staffing, personnel and technology, and whether the Proxy Service has the capacity and competence to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate and complete information; (2) whether the Proxy Service has the ability to execute proxy votes in accordance with FMG LLC’s instructions; (3) whether the Proxy Service has adequately disclosed to FMG LLC the methodologies it uses in formulating its voting recommendations, including its process for obtaining current and accurate information relevant to matters included in its research and on which it makes recommendations, the nature of any third-party information sources that the Proxy Service uses as a basis for its voting recommendations, and how and when the Proxy Service would expect to engage with issuers and third parties; (4) the effectiveness of the Proxy Service’s process for seeking timely input from issuers; and (5) the adequacy of the Proxy Service’s policies and procedures for identifying, disclosing and addressing actual and potential conflicts of interest. FMG LLC will require the Proxy Service to update FMG LLC on an ongoing basis regarding (1) any business changes relevant to its capacity and competence to provide independent proxy voting advice or carry out voting instructions, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems. The due diligence review will be conducted at least annually and may be conducted by on-site visit or written questionnaire. In the event that FMG LLC becomes aware of factual errors, incompleteness or methodological weaknesses in the Proxy Service’s analysis, it will assess whether this materially affected the research or recommendations used by FMG LLC and the Proxy Service’s efforts to correct any material deficiencies in its analysis or methodology.

4.

Record Retention and Inspection: FMG LLC will maintain all documentation associated with its proxy voting decisions. FMG LLC Compliance is responsible for verifying that such documentation is properly maintained in accordance with the Trusts’ procedures and applicable laws and regulations.

IV.	FMG LLC’S DUE DILIGENCE AND COMPLIANCE PROGRAM

FMG LLC will conduct a due diligence review of each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio and on at least an annual basis thereafter. As part of its ongoing due diligence and compliance responsibilities, with respect to the Sub-Advised Portfolios, FMG LLC will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.

V.	SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts and FMG LLC, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D. Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will consider, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility. The Sub-Adviser’s policies and procedures also should describe the considerations it will take into account if it retains a Proxy Service to assist it in discharging its proxy voting duties and its process for conducting due diligence on, and overseeing, services provided by a Proxy Service.

E. Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to the Trusts and FMG LLC such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts or FMG LLC may reasonably request.

VI.	DISCLOSURE OF TRUSTS’ PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

FMG LLC, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. FMG LLC (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

VII.	PROXY VOTING COMMITTEE

FMG LLC’s Proxy Voting Committee is responsible for monitoring and administering the Program. The Proxy Voting Committee is composed of FMG LLC’s CCO, officers of FMG LLC and/or members of the Fund Administration, Investment Management Services, and Legal and Compliance Departments of FMG LLC, or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

VIII.	REPORTS TO TRUSTS’ BOARD OF TRUSTEES

FMG LLC will periodically (but no less frequently than annually) report to the Board of Trustees with respect to each Trust’s implementation of the Program, including summary information with respect to: 1) the proxy voting record of the Sub-Advisers with respect to the Sub-Advised Portfolios’ portfolio securities: 2) the proxy voting record of FMG LLC with respect to the Fund-of-Funds Portfolios or Allocated Portions; and 3) the proxy voting record of FMG LLC with respect to the portfolio securities of any Sub-Advised Portfolio for which FMG LLC has assumed proxy voting responsibility. In addition, if a material conflict of interest was reported to the CCO and/or the FMG LLC Legal and Compliance Department during the previous quarter and it was determined that a material conflict of interest did exist, FMG LLC will report such material conflict of interest to the Board of Trustees at the next quarterly meeting. FMG LLC will also provide the Board of Trustees with any other information requested by the Board.

The CCO’s annual written compliance report to the Board of Trustees will contain a summary of material changes to these policies and procedures during the period covered by the report.

Adopted by EQ Advisors Trust (“EQAT”) Board of Trustees: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: July 11, 2007

Adopted by 1290 Funds Board of Trustees: June 10, 2014

Effective: June 10, 2014

Adopted by EQ Premier VIP Trust (“VIP”) Board of Trustees: March 17, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: December 10, 2014

Policies of EQAT and 1290 Funds Combined: July 14, 2014

Revised: April 12-13, 2017

Policies of EQAT, VIP and 1290 Funds Combined: July 18-20, 2017

Revised: September 26, 2019

Appendix A

UNITED STATES

Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2020

Published November 18, 2019

UNITED STATES PROXY VOTING GUIDELINES

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Coverage

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly — traded U.S. — incorporated companies that are held in our institutional investor clients’ portfolios and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. — incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

•

U.S. Domestic Issuers — which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies — are generally covered under standard U.S. policy guidelines.

•

Foreign Private Issuers (FPIs) — which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) — are covered under a combination of policy guidelines:

•

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports; and

•	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases — including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets — items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

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1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS Classification of Directors — U.S.

1.	Executive Director

1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Former CEO/Interim Officer

2.3.	Former CEO of the company. 3, [4]

2.4.	Former CEO of an acquired company within the past five years.[4]

2.5.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Non-CEO Executives

2.6.	Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.

2.7.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.8.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.9.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.10.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.11.

Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

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2.12.

Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.13.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.14.

Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.15.	Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.16.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.17.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.18.	Founder[11] of the company but not currently an employee.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19 : “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

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3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

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10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[4].

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
[4]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. Mitigating factors include:

•	Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;

•	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or

•	Other relevant factors as applicable.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

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•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

•

The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders’ ability to amend bylaws.

Problematic Capital Structure — Newly Public Companies: For newly public companies6, generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have

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unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.

Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.

Problematic Governance Structure — Newly Public Companies: For newly public companies6, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

•	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

[6]	Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[7]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access[8], thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

[8]	A proxy access right that meets the recommended guidelines.

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Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

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Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•	The scope and rationale of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;

•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•	Evidence that the board has failed to oversee and address material risks facing the company;

•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

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Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement — the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

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Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

•	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

•	The company’s ownership structure and historical voting turnout;

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•	Whether the board could amend bylaws adopted by shareholders; and

•	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

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Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

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•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

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•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

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•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[9] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

[9]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

•

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

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Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.

C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

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Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

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•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

•	The number of authorized shares will be proportionately reduced; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

•	Stock exchange notification to the company of a potential delisting;

•	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

•	The company’s rationale; or

•	Other factors as applicable.

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Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

•	Greenmail,

•	The use of buybacks to inappropriately manipulate incentive compensation metrics,

•	Threats to the company’s long-term viability, or

•	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

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Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer — discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues — company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues — change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest — arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

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Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

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Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

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•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium.

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the

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SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction — How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 perecnt of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements — Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) — Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

•	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

•

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

•	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be

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added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

•	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

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5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.

At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation — Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

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•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices10, this analysis considers the following:

1.	Peer Group[11] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[12] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation to fixed or discretionary pay;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

[10]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[11]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[12]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[13] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups);

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

[13]	ISS research reports include realizable pay for S&P1500 companies.

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•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Full acceleration of equity awards granted shortly before the change in control;

•	Acceleration of performance awards above the target level of performance without compelling rationale;

•	Excessive cash severance (generally >3x base salary and bonus);

•	Excise tax gross-ups triggered and payable;

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

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General Recommendation: Vote case-by-case on certain equity-based compensation plans[14] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’s recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a sufficient claw-back policy;

•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it — for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing — for non-listed companies);

[14]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.15

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

[15]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

•	Cancel underwater options in exchange for stock awards; or

•	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

•	Severity of the pay-for-performance misalignment;

•	Whether problematic equity grant practices are driving the misalignment; and/or

•	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

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Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Addresses administrative features only; or

•

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

•

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

•

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value

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of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans — Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans — Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation;

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase when there is a company matching contribution.

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Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in- the-money” over the near term;

•	Rationale for the re-pricing — was the stock price decline beyond management’s control?;

•	Is this a value-for-value exchange?;

•	Are surrendered stock options added back to the plan reserve?;

•	Timing — repricing should occur at least one year out from any precipitous drop in company’s stock price;

•	Option vesting — does the new option vest immediately or is there a black-out period?;

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

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Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense; and

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•	An assessment of the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

•

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

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•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants — Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage/ratio of net shares required to be retained;

•	The time period required to retain the shares;

•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•	Whether the company has any other policies aimed at mitigating risk taking by executives;

•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

•	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

•	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

•	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

•	The level of shareholder support for the company’s pay programs.

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Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

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Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan;

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: : Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company.

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Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

•	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

•	The frequency and timing of the company’s share buybacks;

•	The use of per-share metrics in incentive plans;

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•	The effect of recent buybacks on incentive metric results and payouts; and

•	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not poviding tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

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Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

7.	Social and Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

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•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

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Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

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Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report;

•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

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•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

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•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

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Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

•	The scope and structure of the proposal;

•	The company’s current level of disclosure on renewable energy use and GHG emissions; and

•	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

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•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race, or Ethnicity Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company’s pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and

•	Whether the company’s reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

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•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

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Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

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Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

•	The scope and prescriptive nature of the proposal;

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

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•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

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•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

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Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which the fund invests;

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•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

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Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

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•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

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•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

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Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

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1832 Asset Management U.S., Inc.

PROXY VOTING GUIDELINES

1832 Asset Management U.S., Inc. (“1832 Asset Management”), in its capacity as an investment advisor, provides investment management and administrative services to investment companies, trusts, estates, individuals, pension plans and corporations (collectively the “Funds”).

1832 Asset Management is a subsidiary of the Bank of Nova Scotia (“BNS”). BNS is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries.

The purpose of this document is to outline the general guidelines used by 1832 Asset Management for voting proxies received from companies held in Funds managed by 1832 Asset Management.

Subject to compliance with the provisions from time to time of applicable securities and corporate legislation, rules, regulations and policies, 1832 Asset Management, in its capacity as investment advisor, acting on each Fund’s behalf, has the right and obligation to vote proxies relating to the issuers of each Fund’s portfolio securities. In certain circumstances, 1832 Asset Management may delegate this function to the Fund’s portfolio advisor or sub-advisor as part of such advisor’s discretionary authority to manage the Fund’s assets. In all cases, 1832 Asset Management, or the portfolio advisor or the sub-advisor, voting proxies on behalf of a Fund must do so in a manner consistent with the best interests of the Fund and its securityholders. The proxy voting guidelines described below form an important part of 1832 Asset Management fiduciary duty to maximize the long-term value of each Fund for the benefit of its securityholders. While the 1832 Asset Management proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances, and retain the right to vote proxies as deemed appropriate.

Our fundamental policy is that 1832 Asset Management will vote with management of an issuer on routine business matters, otherwise a Fund will not own or maintain a position in the security of that issuer. Examples of routine business applicable to an issuer are voting on the size, nomination and election of the board of directors as well as the appointment of auditors. All other matters that are special or non-routine are assessed on a case-by-case basis with a focus on the potential impact of the vote on the value of the particular investment of the Fund.

Special or non-routine matters are brought to the attention of the portfolio manager(s) of the applicable Fund, and, after assessment, the portfolio manager(s) will direct that such matters be voted in a way that he or she believes will better protect or enhance the value of the investment for the Fund. Without limiting the generality of the foregoing, examples of non-routine business that require assessment on a case-by-case basis before voting the proxies of the issuer are: stock-based compensation plans, executive severance compensation arrangements, shareholders rights plans, corporate restructuring plans, going private transactions in connection with leveraged buyouts, lock-up arrangements, crown jewel defenses, supermajority approval proposals, stakeholder or shareholder proposals etc. The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund and its securityholders.

Some of the Funds may hold common shares of BNS or other related entities. There is the potential for a conflict of interest between the interests of the Funds and the interests of 1832 or its employees in connection with the exercise of voting rights of the Funds attached to the shares of BNS or other related entities. There is also the potential for a conflict of interest in connection with the exercise of the Funds’ voting rights attached to the shares of another issuer, where the outcome of the vote may directly impact the price of the shares of BNS or other related entities.

Where proxy voting could give rise to a conflict of interest or perceived conflict of interest, in order to balance the interests of the Funds in voting proxies with the desire to avoid the perception of a conflict of interest, 1832 has instituted procedures to help ensure that a Fund’s proxy is voted:

•	in accordance with the business judgment of the portfolio manager, uninfluenced by considerations other than the best interests of the Fund; and

•	free from any influence by BNS and without taking into account any consideration relevant to BNS or any of its associates or affiliates.

The procedures for voting issuers’ proxies where there may be a conflict of interest include escalation of the issue to members of the Independent Review Committee, all of whom are independent of 1832, for its consideration and recommendation, although the responsibility for deciding how to vote a Fund’s proxies and for exercising the vote remains with 1832.

1832 Asset Management’s fundamental policy to vote proxies on behalf of a Fund in a manner consistent with the best interests of the Fund and its securityholders will always guide any proxy voting decision. If 1832 Asset Management, on behalf of a Fund, votes against management of an issuer on any particular proposal, whether routine or non-routine, and the Fund continues to own the security of such issuer, documentation of that vote is required along with an explanation to be kept on file. In situations where a portfolio manager decides to vote securities held in his or her Fund differently from another portfolio manager(s) who holds the same security on behalf of another Fund, rationale for the differing vote is documented and kept on file. Factors such as an individual Fund’s investment objectives and strategies may lead to different judgments and conclusions by different portfolio managers about the expected impact of proxy proposals. On occasion, a portfolio manager may abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting the proxy of that issuer is outweighed by the cost. Such instances require that a detailed explanation be kept on file. All such documentation will be submitted to the Portfolio Administrator for filing and record keeping.

1832 Asset Management will not vote proxies received for issuers of securities that are no longer held in a Fund. 1832 Asset Management, on behalf of a Fund, may vote any of the securities a Fund holds in any of its affiliates or associates. However, 1832 Asset Management, in its sole discretion, may arrange for securityholders of a Fund to vote their share of those securities.

Where 1832 Asset Management provides sub advisory investment management services to a registered investment company, 1832 Asset Management will work with the fund’s manager to identify the proxy reports the Fund’s board requires, as well as the frequency of those reports. 1832 Asset Management will also work with the fund manager to assist in facilitating all required regulatory reporting surrounding proxy voting.

Inquiries should be directed to the Compliance Department, 28th Floor, 1 Adelaide Street East, Toronto Ontario, M5C2V9.

American Century Investments

PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A.	General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B.	Specific Proxy Matters

1.	Routine Matters

a.	Election of Directors

(1)

Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)

Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

(5)

Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)

Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

2.	Compensation Matters

a.	Executive Compensation

(1)

Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)

Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•

Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

c.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

g.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

k.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.	Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.	Other Matters

a.	Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.

Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.

Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C.	Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.

D.	Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

Proxy Voting and Governance Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and this policy statement to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

Our Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in “Voting Transparency”, can be found on our Internet site (www.abglobal.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or theCommittee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Compensation Proposals: Executive and Employee Compensation Plans, Policies and Reports

In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. In all cases,

however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

-	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

-	Compensation costs should be managed in the same way as any other expense;

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Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

-	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS’s recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client’s position and is contrary to ISS’s recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.abglobal.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

ALLIANZ GLOBAL INVESTORS U.S. LLC. PROXY VOTING GUIDELINES SUMMARY

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI U.S. seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI U.S. has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines set forth AllianzGI U.S.’s policies and procedures with regards to proxy voting and reflect AllianzGI U.S.’s general voting positions on specific corporate governance issues. For the purpose of voting proxies for all accounts of AllianzGI U.S., AllianzGI U.S. uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI U.S. are considered “associated persons” as that term is defined in the Advisers Act. AllianzGI U.S. has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider offers a variety of proxy-related services to assist in AllianzGI U.S.’s handling of proxy voting responsibilities.

The Proxy Guidelines also provide for oversight of the proxy voting process by a proxy committee comprised of senior representatives from various functions within the organization (“Proxy Committee”). The Proxy Guidelines summarize AllianzGI U.S.’s standard positions on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI U.S. will vote shares on such issues. Under certain circumstances, AllianzGI U.S. may not vote proxies in accordance with the standard positions denoted in the Proxy Guidelines, for example if: (1) the Proxy Guidelines do not cover potential voting issues, (2) AllianzGI U.S. determines there may be a potential material conflict between AllianzGI U.S.’s interest and those of a client with respect to proxy voting and (3) the Proxy Committee has determined that voting otherwise would be in the best interests of AllianzGI U.S.’s clients. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In certain circumstances, a client may request in writing that AllianzGI U.S. vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI U.S. will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI U.S. will generally refrain from voting proxies on securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI U.S. cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI U.S. may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country. AllianzGI U.S. will not be responsible for voting of proxies that AllianzGI U.S. has not been notified on a timely basis by the client’s custodian.

In accordance with the Proxy Guidelines, AllianzGI U.S. may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. In addition, AllianzGI U.S. may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI U.S., timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI U.S. may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI U.S.’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Investment Managers

Rosenberg Equities

Proxy Policy and Procedures

Last updated August 2019

Department: Compliance

THIS DOCUMENT IS CLASSIFIED **CONFIDENTIAL**
The recipient will not divulge any such information to any other party. Any reproduction of this information, in whole or in part, is prohibited without prior written consent of the sender

INVESTMENT MANAGERS

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1.	INTRODUCTION

1.1	DEFINITION

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers that exercise voting authority with respect to client securities are required by various regulatory agencies to:

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Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients

•	Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities

•	Describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients

•	Maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

1.2	OBJECTIVES

The objectives of this policy are to:

•	Vote clients’ proxy proposals in the best interest of clients

•	Arrange for proxies of its clients to be voted in accordance with the AXA IM Corporate Governance and Voting Policy (the “AXA IM CG Policy”)

•	Avoid and/or disclose any potential conflicts of interests

1.3.	SCOPE

Within the AXA Investment Managers Group, the Rosenberg business (collectively referred to as “Rosenberg Equities”) provides investment management services based on fundamental equity analysis using quantitative methods. Research, modelling and investment implementation activities are fully integrated firm-wide and our investment processes are applied globally and implemented by our investment teams in the US, as well as advisor affiliates in London and Singapore under our participating affiliate agreement.

This policy applies to employees of AXA Rosenberg Investment Management LLC (“Rosenberg Equities US”) and AXA IM Asia (“Singapore”) responsible for providing investment implementation services and support to Rosenberg Equities. Regional proxy policies that apply to AXA IM UK employees reflecting local regulatory requirements can be found on ONE and on the Rosenberg Equities SharePoint. Rosenberg Equities affiliates are subject to similar principle based requirements under the AXA IM Standards.

This policy acts as a guide to the requirements and expectations of Rosenberg Equities when voting proxy proposals on its clients’ behalf.

Where local regulatory requirements prescribe practices that are different from what is contained in this Policy, employees should consult with Compliance and adhere to the most restrictive policy or standard as determined by Compliance.

2.	DETAILED DESCRIPTION

Rosenberg Equities will, when requested in writing, vote proxies for client accounts. Clients always have the right to vote proxies themselves. Clients can exercise this right by instructing AXA IM’s Client Group team in

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writing how to vote proxies in their account which we will do on a best efforts basis. Such proxy instructions or client specific guidelines will be shared with the AXA IM Corporate Governance Team and our third party Service Provider ISS for implementation.

In the cases where we are asked to vote proxies, it is our policy and the policy of the other international investment adviser affiliates to vote proxy proposals (proxies) on behalf of our clients in a manner which is reasonably anticipated to further the best economic interests of our clients and consistent with the goal of enhancing shareholder value.

Rosenberg Equities has adopted a Proxy policy as well as AXA IM’s Corporate Governance and Voting Policy (“AXA IM Voting Policy”). Certain administrative responsibilities for voting proxies of its clients have been delegated to the Corporate Governance team within an AXA IM advisory affiliate (“AXA IM CG team”). The AXA IM CG team developed customized guidelines to assist in performing their duties on behalf of the Rosenberg Expertise. Currently, the AXA IM CG team retains the services of Institutional Shareholder Services Inc. (“ISS” or “Service Provider”), a third party proxy research and voting service, to assist in coordinating and voting proxies with respect to client securities in accordance with Rosenberg Equities Proxy Policy and the AXA IM Voting Policy.

As a fully-owned subsidiary of AXA IM, and by adopting the AXA IM Voting Policy, Rosenberg Equities can leverage AXA IM’s extensive expertise and resources committed to corporate governance issues. In addition, Rosenberg Equities will have a representative participate on the AXA IM Corporate Governance Committee.

AXA IM’s approach to corporate governance — namely their proxy voting and shareholder engagement work — derives from their strongly held belief that company management, directors and investors all have critical yet unique roles to play in sustaining the health of financial markets and ensuring the efficient allocation of capital. AXA IM developed their Voting Policy to help guide them in performing their duties on behalf of Rosenberg Equities. ISS votes are subject to review and approval by the AXA IM CG team, and AXA IM CG team retains the right to override any vote from the customized guidelines where it deems appropriate, in accordance with its proxy voting policy. Currently all US client accounts are being voted according to the customized Corporate Governance Voting Policy.

Rosenberg Equities policies include the responsibility to arrange for proxies of those clients who have delegated proxy voting responsibility to proxy voting service providers, to resolve conflicts of interest prior to voting proxies through a defined process or disclose such potential conflicts of interest, to make information available to clients about the voting of proxies for their portfolio, and to maintain relevant and required records.

For those advisory clients who did not delegate or who have expressly retained proxy voting responsibility, Rosenberg Equities has no authority and will not vote any proxies for the portfolios of those clients. However, with respect to clients that are subject to ERISA, Rosenberg Equities is presumed to retain voting discretion unless explicitly reserved by a named fiduciary of the ERISA plan to itself or to another fiduciary.

NOTE: If the plan document or investment management agreement does not require Rosenberg Equities to vote proxies, but does not expressly preclude it from doing so, Rosenberg Equities would have the exclusive responsibility for voting proxies. However, if the documents expressly preclude it from voting proxies, the responsibility would lie exclusively with the trustee (although, as indicated above, the trustee may be subject to the direction of a named fiduciary.

2.1	PROXY VOTING PROCEDURES

Voting Procedures

AXA Investment Managers has retained a third-party service provider (the “Service Provider”) to assist the Rosenberg Expertise and AXA IM in coordinating and voting proxies with respect to client securities and is

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responsible for the management of that relationship. After it is deemed that Rosenberg Equities will vote proxies on behalf of a client, Rosenberg Equities will instruct Northern Trust to notify the custodian and instruct the Service Provider of this delegation, thereby enabling the Service Provider to automatically receive proxy information.

The Service Provider will:

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Maintain a record of each vote cast by Rosenberg Equities on behalf of a client, the policy/instructions followed when determining how to cast the vote, and any proposals that were not voted for which the client was entitled to vote.

•	Determine which accounts managed by Rosenberg Equities hold the security to which the proxy relates

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Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Rosenberg Equities must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer before the vote takes place.

The Operations team is responsible for the account set up instructions with ISS and Northern Trust when a new account is on boarded that has instructed the firm to vote proxies and will liaise with the AXA IM CG team when issues surface about account set up or deletions involving the Proxy Exchange ISS Platform

The Operations team is responsible for notifying the CG team when new accounts board/depart and will periodically update the client list for the AXA IM CG team and will advise on special requirements on any Rosenberg funds as needed

If a client determines that Rosenberg Equities should no longer be responsible for voting their proxies, it will discontinue to vote proxies on their behalf unless we receive a written statement from the client explicitly instructing us to vote the proxies we receive on their behalf (if the ex-date is during the time Rosenberg Equities was responsible for proxy voting).

Procedures for Implementing the AXA IM Corporate Governance & Proxy Voting Policy Oversight

Members of the AXA IM CG team have worked with the Service Provider to develop a customized approach to applying the AXA IM CG Policy and continue to interact with the Service Provider as particular proxy voting issues arise during the year. Furthermore this team monitors the Service Provider to ensure that proxies are being voted in accordance with the Rosenberg Equities Proxy Policy and the AXA IM Corporate Governance and Voting Policy.

Rosenberg Equities will periodically monitor the AXA IM CG team and Service Provider to assure that the proxies are being properly voted and appropriate records are being retained.

Procedures for Non-Standard Proxy Voting

Where a client has directed Rosenberg Equities to vote a proxy or proxies for its account in a specific way, it will vote these proxies on a best-effort basis. In the absence of specific voting guidelines from the client, generally policy is to vote proxies in accordance with the AXA IM Corporate Governance and Voting Policy and to abstain from voting a proxy if we are required to make an affirmative representation of a client’s ownership percentage of a particular issuer.

Procedures for Voting Proxies for Registered Investment Company Clients

AXA IM Client Group Team can coordinate with the CG team to provide voting records required by a registered investment company in order to file their Form N-PX. This includes proxies voted for the registered investment company clients that are advised or sub-advised by Rosenberg Equities, if requested.

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Procedures for Client Requests for Information

Client request for information regarding proxy voting records should be forwarded to the relevant AXA IM Client Group Team) or local equivalent. In response to a request, the AXA IM Client Group Team will work with the AXA IM CG team to provide the client with the information requested. The AXA IM Client Group Team should maintain records of client requests provided.

2.2	DISCLOSURE/CLIENT REPORTING

Rosenberg Equities reports its proxy voting policy and procedures in its Disclosure Documents. Additionally, clients may also request information regarding how Rosenberg Equities voted their proxies and may request a copy of its policy. Employees will follow the procedures outlined above.

2.3	CONFLICTS OF INTEREST

Rosenberg Equities realizes that situations may occur whereby an actual or apparent conflict of interest arises. For example, Rosenberg Equities may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. Its duty is to vote proxies in the best interest of its clients. By voting in accordance with the AXA IM Voting Policy, Rosenberg Equities generally avoids conflicts of interest because it votes pursuant to a predetermined policy which has been established by the AXA IM CG team and implemented by ISS on their voting platform, which is an independent third party.

Nevertheless, when votes are cast in accordance with Rosenberg Equities Proxy Policy, the AXA IM Voting Policy, corporate governance principles in the relevant market, and in a manner that we believe to be consistent with our fiduciary obligations, actual proxy voting decisions made may have the effect of favouring or harming the interests of other clients, AXA or its affiliates.

It is our policy and practice to vote US contracted client accounts pursuant to AXA IM’s custom voting guidelines, which are a predetermined policy, or in cases where a voting guideline is not established, the proxy item will be voted directly by ISS. For accounts contracted outside the US, where potential conflicts of interest have been identified, recommendations to vote in support of management resolutions contrary to AXA IM’s regular voting guidelines or Policy position will be escalated to the AXA IM Corporate Governance Committee. Any decision by the Committee to vote contrary to the Policy position in these cases will be supported by a written record

If a potential or actual conflict of interest were to arise during our voting process that is resolved outside the predetermined guidelines for a US client, Rosenberg Equities US may choose to disclose the circumstances of any such conflict to client(s) and forward the proxy materials to the client to vote or take other action pursuant to our internal conflicts process as may be appropriate under the particular circumstances. However, this is not our current practice at this time.

The AXA IM CG team does not take voting decisions on behalf of third party clients who hold AXA shares. Decisions on AXA shareholder meetings have been contracted out to a third party service provider and their recommendations are implemented for all third party clients holding AXA shares

Material conflicts may exist in situations where Rosenberg Equities is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Rosenberg Equities or an affiliated person of Rosenberg Equities also manages money for an employee group.

Additional material conflicts may exist if an executive of Rosenberg Equities or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

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•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.

Material conflicts based on business relationships or dealings of affiliates of Rosenberg Equities will only be considered to the extent that the AXA IM Governance team has actual knowledge of such business relationships. Whether a relationship creates a material conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence AXA IM Governance team or Rosenberg Equities with respect to voting, the value of the relationship can create a material conflict.

The AXA IM CG team is responsible for documenting processes for how votes will be determined when there is a conflict present, managing conflicts across affiliates and for escalating potential conflicts to the AXA IM Corporate Governance Committee for further consideration.

ERISA ISSUES

As an ERISA fiduciary, AXA Rosenberg may consider only those factors that relate to the economic value of an ERISA plan’s investment in voting proxies on behalf of such ERISA plans. If the cost of voting (including the cost of research, if necessary, to determine how to vote) is likely to exceed the economic benefit of voting, Rosenberg Equities has an obligation to refrain from voting. It is our policy to leverage our custom predetermined voting policy on behalf of our ERISA plans to minimize conflicts as well as the cost of research.

The US Department of Labor has issued Interpretive Bulletins essentially prohibiting the promotion of policy or political issues through proxy voting, investment policies or shareholder activism unless they are likely to enhance the economic value of an ERISA plan’s investments. Where Rosenberg Equities exercises its authority on behalf of an ERISA plan in an attempt to further legislative, regulatory, or public policy issues, it must be prepared to articulate a clear basis for concluding that the proxy vote, investment policy or the activity intended to monitor or influence the management of the corporation is more likely than not to enhance the economic value of the ERISA plan’s investment before doing so.

If Rosenberg Equities is managing a pooled investment vehicle that holds assets of more than one ERISA plan, there is a possibility of being subject to conflicting proxy voting policies. If compliance with one plan’s policy would violate ERISA § 404(a) as regards to another plan’s policy (e.g., by being imprudent or not solely in the economic interest of the plan), Rosenberg Equities should ignore the policy and vote in accordance with ERISA. However, if the conflicting policies do not violate ERISA, Rosenberg Equities would generally be required to vote the proxies in accordance with each plan’s interest in the pooled investment vehicle.

2.4	PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Rosenberg Equities generally believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (that is, not being able to sell the shares during this period). Accordingly, if share blocking is required, Rosenberg Equities will generally abstain from voting these shares unless there is a compelling reason to the contrary as determined by the CIO and CCO.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that prevent Rosenberg Equities from voting those proxies. For example, Rosenberg Equities (or its Service Providers) may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Rosenberg Equities (or its Service Providers) to provide local agents

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with a power of attorney prior to implementing the Service Provider’s voting instructions. Although it is our policy to try to vote all proxies for securities held in client accounts for which it has proxy voting authority, in the case of non-US issuers, Rosenberg Equities will vote proxies on a best-effort basis.

2.5	OVERSIGHT RESPONSIBILITIES

Rosenberg Equities Proxy Oversight Sub-Committee (“Sub-Committee”) is responsible for implementing and monitoring this Policy and its procedures. The Sub-Committee has specific oversight responsibilities for services provided by AXA IM and their oversight of / Service Provider. Specifically the Sub-Committee is responsible for:

•	Annual review of proxy voting records and management reports on behalf of Rosenberg Equities clients such as missed votes, votes against management, refer matters

•	AXA IM due diligence written review and quality of service

•	Annual review and approval of the Proxy Policy as well as AXA IM’s Voting Policy and Guidelines

•	Directing corporate governance team involving non-routine voting issues or events as requested (i.e., M&A, capital distribution)

•	Review of Rosenberg Equities material conflicts identified, reported and resolved by AXA IM GC team

2.6	RECORD MAINTENANCE AND RETENTION

Rosenberg Equities shall keep copies of all policies and procedures required by applicable record keeping rules including Rule 206(4)-6. Rosenberg Equities intends to satisfy this requirement for certain records by relying on the Service Provider and AXA IM

The Sub-Committee Chair will maintain copies of the documents reviewed to satisfy its monitoring responsibilities including Rosenberg Equities voting records and copies of client reports issued annually.

The Service Provider shall keep a copy of each proxy received, a record of each vote cast by Rosenberg Equities on behalf of a client, the policy/instructions followed when determining how to cast the vote, and any proposals that were not voted for which the client was entitled to vote.

The Service Provider and/or AXA IM CG team shall keep a copy of any document created by AXA IM that was material to making a non-routine decision how to vote proxies on behalf of a client or that memorializes the basis for that non-routine decision; as well as a copy of any instruction given to the Service Provider as to how to vote a proposal in a particular manner.

AXA Investment Managers or the AXA IM Client Group Team shall keep a copy of each written client request for information on how it voted proxies on behalf of the client, and a copy of any written response by AXA Investment Managers to any (written or oral) client request for information on how Rosenberg Equities voted proxies on behalf of the requesting client.

AXA IM CG team is responsible for maintaining documentation for all Rosenberg Equities votes cast in which there are no relevant pre-determined guidelines by AXA IM or the independent service provider. AXA IM should document rationale or methodology for evaluating issues manually and casting votes cast in accordance with AXA IM governance views. All US accounts are voted in accordance with the custom guidelines.

ERISA ACCOUNTS

In order to facilitate the monitoring required by named fiduciaries under ERISA §404(a), accurate records must be maintained regarding the proxy voting decisions made by AXA IM and Rosenberg Equities,

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including, where appropriate, cost-benefit analyses that may have been performed. The records enable the named fiduciary to monitor the voting procedure but also the actions taken in individual proxy voting situations.

However, our current voting practice for all US and ERISA accounts would be to vote in accordance with AXA IM’s custom voting guidelines unless otherwise directed by the client.

2.7	ANNUAL REVIEW/PERIODIC TESTING

This policy may be revised as needed to accommodate any changes in practices consistent with applicable regulations. Compliance, with the assistance of the business unit(s), will review this policy annually pursuant to regulatory requirements requiring Rosenberg Equities to have written policies and procedures in place to detect and prevent violations of securities laws and to review policies at least annually to ensure that they remain adequate and effective.

Compliance will perform periodic testing of this policy to determine the operating effectiveness in accordance with annual risk-based compliance monitoring plans.

3.	RELATED POLICIES

Rosenberg Equities Record Retention Policy and Procedure

AXA IM Responsible Investment Corporate Governance and Voting Policy

AXA IM Stewardship Policy

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AXA IM Stewardship Policy

20 years

INVESTMENT MANAGERS

AXA Investment Managers (AXA IM) has a long-standing commitment to good corporate governance. We recognise that as agents of the owners of companies we have a fiduciary obligation to monitor companies, exercise our clients rights as owners and engage with portfolio companies in a responsible way.

We aim to align our voting and engagement practices with best practice in the markets in which we operate. In France we comply with the disclosure requirements of the Autorité des Marchés Financiers and in the UK we align our practices with the Financial Reporting Council’s UK Stewardship Code.

The purpose of this particular document is to discuss AXA IM’s adherence to the 7 Principles of The UK Stewardship Code. The information provided is also applicable to our investment monitoring activities in general.

Principle 1

Discharging our Stewardship Responsibilities

AXA IM believes that monitoring of investments made on our clients’ behalf is a fundamental aspect of the service that we provide to our clients and is a duty that our investment teams discharge as part of their day-to-day activities. AXA IM has established a Corporate Governance Committee which is charged with upholding good standards of corporate governance in investee companies. The Corporate Governance Committee is chaired by Jean-Louis Laforge, Chief Investment Officer, AXA Investment Managers Paris. The Committee includes representatives of investment teams, who bring their hands-on investment perspective to the Committee’s deliberations, and members of the Responsible Investment team.

The Corporate Governance Committee reviews the Corporate Governance & Voting Policy and Guidelines applied on behalf of our clients.

The Committee oversees the implementation of these policies, relevant engagement activities and the voting decisions reached on behalf of clients who have given AXA IM full discretion to vote on their behalf.

Principle 2

Conflicts of Interest

AXA IM’s Conflicts of Interests Management Policy establishes the general framework for the management of potential conflicts of interest within our firm.

In relation to our stewardship activities, we have adopted a set of guidelines to identify circumstances which may give rise to conflicts of interests. These guidelines include relationships with listed affiliates such as our parent company, AXA S.A., key clients and significant suppliers. We manage conflicts within our voting activities using the following approach. Firstly, voting decisions are taken prior to any reference or discussions with clients who have not delegated voting rights to the Corporate Governance Committee or have their own Policy. This is to ensure that decisions are free from outside influence.

We aim to align our voting and engagement practices with best pratice in the markets in which we operate

In addition, where potential con11icts of interest have been identified, recommendations to vote in support of management resolutions contrary to our regular Policy position will be escalated to the Corporate Governance Committee. Any decision by the Committee to vote contrary to the Policy position in these cases will be supported by a written record.

An independent voting advisory service has been appointed to take voting decisions on behalf of our third-party clients at the general meetings of our parent company, AXA SA.

Principle 3

Monitoring Investee Companies

AXA IM portfolio managers and analysts monitor the companies in which we are invested using a range of internal and external resources. Our portfolio managers and analysts hold regular discussions with the board and management of investee companies during which they discuss issues of relevance to the long-term performance of investee companies.

We also hold meetings with the Chairman and non-executive directors of companies in which our clients have significant holdings These meetings typically focus on the Board’s discharge of its corporate governance responsibilities and cover a range of topics including strategy and performance, leadership, remuneration and environmental, social and governance issues impacting on the company. In the UK, these meetings involve the participation of relevant fund managers, analysts and members of the Responsible Investment (RI) team. These meetings afford us the opportunity to discuss and clarify emerging concerns with the Board.

In addition, our RI team monitor the policy and practices of companies on environmental, social and governance issues which is shared with our investment teams.

Companies and their advisors may seek to obtain our involvement to potential corporate transactions or other situations which will lead to the dissemination of sensitive non-public information. Such requests should be directed to relevant Portfolio Managers and Research Analysts. In cases where we agree to become ‘insiders’ the individual concerned and in some cases, the whole business unit or AXA IM may be prohibited from executing any transactions in the securities of the company concerned.

Principle 4

Escalation

AXA IM views engagement as a useful tool to encourage constructive discussions between investors and companies. Our preference is for engagement to be conducted on a confidential basis between investors and company representatives.

WhWhere we have concerns that have not been or cannot be adequately addressed in our regular interactions with company representatives, we may start a period of focused engagement with the board chairman or the senior non-executive director, if it is not appropriate to contact the chairman on the particular issue of concern.

However, where direct engagement is not progressing we will consider a range of other options which may include:

•	Writing to the full board through the office of the Company Secretary to ensure that our concerns have been properly tabled

•	Collaborating with other investors

•	Voting against relevant resolutions at general meetings

•	Submitting shareholder resolutions at general meetings

•	Requisitioning an EGM

•	Issuing a press statement or other public statement on the issue, although this is not our preferred option and will normally be taken in extreme circumstances.

Principle 5

Acting Collectively With Other Investors When Appropriate

AXA IM acts in collaboration with other investors where we believe that collective action by institutions with mutual interests will enhance our engagement efforts.

When determining whether to support collaborative engagement we will take account of the following factors including: the issue of concern, our holdings in the company, alignment of views amongst the investor group and the likelihood of success of the collective engagement. In particular we are active within the Investment Association (UK), the Association Financiere de Gestion (France) and participate in collaborative engagement with other signatories to the Principles of Responsible Investment.

Principle 6

Voting

We believe that voting at company meetings is an important part of the dialogue between a company and its shareholders and a fundamental aspect of our fiduciary duty to our clients. Considered voting is at the core of our corporate governance activity. Our Corporate Governance & Voting Policy provides the basis for our voting activities and highlights the important principles of corporate governance which we believe protects our clients’ long term interests in investee companies.

Our objective is to vote globally in line with our clients’ investment footprint. However, we do not exercise votes in markets that practice share blocking or adopt requirements which make it impractical to vote.

We consult a range of research from recognised proxy voting organisations. These organisations provide research, analysis and voting advice on the resolutions proposed at general meetings. Voting decisions are taken by AXA IM based on fundamental principles of good corporate governance, while taking account of the company’s particular circumstances and best practice standards pertinent to the relevant market, including the UK Corporate Governance Code, the AFEP-MEDEF Code of Corporate Governance (France) and the Association Francaise de Gestion Financiére Corporate Governance Recommendations (France).

We will vote against or abstain on resolutions which we do not believe uphold good standards of corporate governance or are not in our clients’ long-term interests. We agree that it is good practice to inform Boards for the reasons for not supporting management resolutions. We primarily discharge this obligations through our public Voting Records which includes a voting rationale for all votes against and abstentions on management resolutions. In addition, we will notify UK companies where we do not support resolutions proposed by management.

A number of clients have decided to participate in stock lending programmes. Stock lending aids market liquidity and allow clients to maximise revenues from their holdings. However, the attendant transfer of voting rights along with the lent shares means that additional scrutiny is required to ensure that lent shares are not put to purposes that are detrimental to the long-term interests of the shareowner. Shares will not be lent where the objective of such activities is to vote at general meetings.

We will recall shares in advance of general meetings in the following circumstances:

•	where we wish to register our full voting interests, even if the issues are not deemed to be controversial;

•	where we have engaged or are engaging actively with a company;

•

where companies are seeking shareholder approval for transformational transactions such as mergers and acquisitions, face hostile actions including takeover bids, where shareholders have requisitioned general meetings or put items on the agenda which we consider to be detrimental to our clients’ interests or where we wish to support such items; or

•	where the issue at stake represents a serious threat to shareholder rights or interests.

Code, the AFEP-MEDEF Code of Corporate Governance (France) and the Association Francaise de Gestion Financiére Corporate Governance Recommendations (France).

Voting Advisory Services	Services
Insurers’ Institutional Voting Information Service (IVIS) www.ivis.co.uk	Voting research and alerts on UK companies

Institutional Shareholder Services –	Global voting research and recommendations

www.issgovernance.com

Proxinvest www.proxinvest.com	Voting research and alerts on French companies

Principle 7

Reporting

Our Voting Records are accessible to the public and detail how we voted at General Meetings of companies held on our clients’ behalf. In addition, we publish an RI Annual Review and Stewardship Report which include information on responsible investment issues, engagement with companies and aggregated voting records for the relevant year.

We also provide our clients with detailed quarterly reports on voting and engagement activities upon request.

Information on AXA IM’s Responsible Investment activities is available on our dedicated RI website. Our stewardship activities are reviewed as part of our Compliance Monitoring Programme. Our Corporate Governance Committee keeps under review the necessity for an independent opinion on engagement and voting processes.

Engagement Contacts

Jean-Louis Laforge
Chief Investment Officer, AXA IM Paris
jean-louis.laforge@axa-im.com

Jim Stride
Managing Director, Head of UK Equities
jim.stride@axa-im.com

Matt Christensen
Global Head of Responsible Investment
matt.christensen@axa-im.com

Shade Duffy
Head of Corporate Governance
shade.duffy@axa-im.com

This document is for informational purposes only and does not constitute, on AXA Investment Managers Paris part, an offer to buy or sell or a solicitation or investment advice. AXA Investment Managers Paris disclaims any and all liability relation to a decision based on or for reliance on this information.

www.axa-im.co.uk

Corporate Governance & Voting Policy

AXA INVESTMENT MANAGERS

CONTENT

04 COMPANY BOARDS

08 REMUNERATION

12 REPORTING & AUDIT

14 SHAREHOLDER RIGHTS

18 MERGERS & ACQUISITIONS

20 ENVIRONMENTAL AND SOCIAL ISSUES

22 IMPLEMENTATION

2 • AXA INVESTMENT MANAGERS - CORPORATE GOVERNANCE & VOTING POLICY

PREAMBLE

The effective governance of individual corporations by directors and the attentiveness of institutional investors, as the primary owners of public companies, are required to produce sustainable performance that serves the best interests of all marketplace stakeholders. Accordingly, we believe that institutional investors have an obligation to exercise their rights as owners and engage with portfolio companies in a responsible way.

As an investor with a widely diversified portfolio and long-term horizons, we can best enhance our investment performance and reduce unwanted risk exposures by focusing both our investment and portfolio monitoring activities on generation of sustainable shareholder value at portfolio companies. We consider this to be part of the fiduciary duty for a fund manager like AXA IM with our large size and diversified exposure.

Therefore, we have developed this Policy to help guide us in performing our duties and to communicate the principles which underpin this aspect of our responsible investment activity to the marketplace.

This policy provides the foundation for AXA IM's proxy voting and company engagement activities, as well as for participation in related public policy discussions.

We believe that the principles included in this policy provide a robust framework for the proper governance of companies. However, in applying these principles, we are cognisant of the fact that companies are dynamic and a "one size fits all" approach is not appropriate. Our preferred approach is to resolve any issues of concern through dialogue and to attain a proper understanding of each company's particular circumstances.

CORPORATE GOVERNANCE & VOTING POLICY - AXA INVESTMENT MANAGERS • 3

COMPANY BOARDS

We consider the Board to be the cornerstone of good corporate governance as it is the decision-making body charged with overseeing a company's affairs on behalf of its owners. In some countries this will be a unitary board where executive and non-executive directors are members of a single decision making body. Others follow a 'supervisory model' where a supervisory board composed of non-executive directors oversee a management board made up of key executives.

Under both unitary and supervisory board structures, directors have, either by law or in defacto terms, fiduciary responsibility for acting in the best interests of the company and are accountable to the shareholders as a whole.

› Board Balance

The interests of shareholders are best served where the Board is structured in a manner to ensure that there is an appropriate diversity of skills, knowledge and experience amongst the directors on the board which is suitable for the requirements of the business. The Board should also be structured to ensure that there is a balance of power and authority such that no particular individual or group has unfettered powers of decision over the company's affairs. The potential for such concentration of powers can occur in several instances including where the positions of Chairman and Chief Executive Officer are held by one person; where the majority of non-executive directors are affiliated to management; or where the Board is dominated by the representatives of a major shareholder(s).
The risk of such arrangements is that the interest of the particular individual or group is substituted for that of the company and the directors may not exercise their stewardship responsibilities objectively.

› Non-Executive Directors

The key role of non-executive directors is to ensure that management concentrate on optimising long-term shareholder value. The detachment of non-executive directors from the day-to-day management of the company means that they have the capacity to look at the interests of the company as a whole over the longer term.

It is vital that non-executive directors are truly engaged with the business and able to bring a long-term perspective to deliberations so that management decisions are not dominated by short-term considerations.

Non-executive directors must exercise effective oversight of the executives in relation to their achievement of strategy and targets as well as managing situations where there may be real or potential conflicts between the interests of management and those of shareholders.

We consider that the role of non-executive directors includes:

- contributing to the right strategy for the company;
- considering material risk issues, including environmental and social issues impacting the company;
- participating in Board discussions on major issues of business development;
- appraising the performance of key executives, including the Chief Executive;
- monitoring results and pressing for appropriate corrective action when necessary;
- ensuring that the company has the right executive leadership and appropriate succession plans;
- safeguarding shareholders' funds by using the ability to challenge management and initiate change when necessary;
- ensuring effective company communication with shareholders; and
- carrying out specific corporate governance functions, principally via Board committees which deal with real or apparent conflicts of interests in the areas of financial reporting, remuneration and nomination of new members to the Board.

Market integrity also requires that key participants exercise their responsibilities with diligence and honesty. Events of the last decade have highlighted the ramifications to companies, investors and society of inattention to these basic principles.

› Independence

Boards have to manage the company's relationship with a wide range of interests including the executives, significant shareholders, employees, suppliers and regulators. Oftentimes, these stakeholders have directors representing their interest on the Board. Notwithstanding the particular interest they represent, directors have a fiduciary duty to act in the best interest of the collective shareholder body and to exercise independent judgement when deliberating on the company's affairs.

Due to inherent conflicts that may occur, we require that there should be a significant number of directors on the Board who are independent in a strict sense. Such independent directors provide assurance that the interests of a particular group are not allowed to dominate the affairs of a company. We expect Boards to align with national norms or best practice on independent director participation on board.
An independent director is one who is free from relationships or circumstances which could affect, or appear to affect, the director's judgement. No checklist of descriptive

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CORPORATE GOVERNANCE & VOTING POLICY - AXA INVESTMENT MANAGERS • 5

characteristics will suffice to capture whether a director is likely to behave in an independent fashion. Nevertheless, factors we believe may affect a director's judgement and therefore independence include where the director:

- is a former employee of the company within the last five years;
- has (had within the last three years) a material business relationship with the company or is a representative of such interests;
- receives additional remuneration from the company other than in the capacity of a director;
- has close family ties with any of the company's directors, senior employees or company's advisers;
- holds cross directorships with an executive director;
- is or represents a significant shareholder; and
- has served on the Board for a significant length of time, from 9 years to 12 years depending on market practice.

› Shareholder representatives

We are not in favour of direct proportionality between the holdings of major shareholders and the number of representatives they are allowed to nominate to the Board. Major shareholder(s) representatives should not be allowed to dominate the Board simply by virtue of the holdings they represent.

To guard against the domination of the Board by a particular group, a significant number of directors should be independent and, at a minimum, we expect national norms for independent directors to be respected.

› Board composition and diversity

The Board should comprise a range of directors who, individually and collectively, understand the company's strategy; can contribute their knowledge and expertise to the development of its businesses; understand the environment in which it operates; have a knowledge of the markets where it conducts its businesses; are aware of the risks associated with the strategy; and have insights into the different stakeholders, including regulators, customers, shareholders and wider society, whose views impact on the company or whose support is necessary for its continued success.

We believe that this requirement naturally points to the need for a diversity of skills, knowledge, experience, gender and nationality amongst the directors on the Board.

› Chairman and CEO

Our general preference is that companies separate the roles of Chief Executive Officer (CEO) and Chairman; with the CEO responsible for leading executives in implementing Board strategy and the Chairman leading the Board's supervision of executive performance. Where these functions are combined there would be no independent person charged with leading the Board's discharge of its oversight responsibilities.

A company's decision to combine these positions will be reviewed on the merits, taking account of the company's circumstances and whether there are checks and balances to mitigate against power being concentrated in the hands of one individual. To guard against this risk, companies who have combined the Chairman/CEO functions should appoint a Senior Independent Director to lead non-executive directors on matters where the Chairman/CEO is conflicted and act as an additional contact point for shareholders. In addition, where roles are combined, we would expect that qualified and experienced independent non-executive directors compose at least 50% of the Board, even in markets where corporate governance norms accept a lower level of board independence.

A decision to combine these functions should be subject to periodic reviews to ensure that it continues to be in the interest of the company and its shareholders.

› Nominations Committee

We are not in favour of direct proportionality between the holdings of major shareholders and the number of representatives they are allowed to nominate to the Board. Major shareholder(s) representatives should not be allowed to dominate the Board simply by virtue of the holdings they represent. To guard against the domination of the Board by a particular group, a significant number of directors should be independent and, at a minimum, we expect national norms for independent directors to be respected.

BOARDS

We may withhold support from director elections in the following instances:

INFORMATION

- Insufficient information on the Board or where biographical details on proposed directors are not provided.

INDEPENDENCE

- The nominee is not considered to be independent; the number of independent directors on the Board is less than the number recommended by the local best practice standard, or independent directors constitute less than one-third of the board;
- The nominee is a non-independent director on an audit, remuneration or nomination committee which does not have the required number of independent director.

COMMITMENT TO THE BOARD

- The number of directorships held by the nominee is excessive and/or the director has not devoted sufficient time to the company during the relevant year;
- Concerns about a director(s) execution of their responsibilities;
- To signal concerns about the company's governance or performance.

BOARD STRUCTURE

- The position of Chairman and Chief Executive are held by one person and the risk is not mitigated by a Senior Independent Director and a majority independent Board;
- Where a Board has not established audit, remuneration or nomination committees;
- Composition of the Board does not reflect necessary diversity.

ELECTION

- Directors do not stand for election by shareholders on a regular basis;
- The election of several directors is bundled into one resolution.

6 • AXA INVESTMENT MANAGERS - CORPORATE GOVERNANCE & VOTING POLICY

CORPORATE GOVERNANCE & VOTING POLICY - AXA INVESTMENT MANAGERS • 7

REMUNERATION

Boards, through the Remuneration Committee, are responsible for adopting remuneration policies and practices that promote the success of companies in creating value for the longer term. The policies and practices should be demonstrably aligned with corporate objectives and business strategy and reviewed regularly. It is necessary to ensure that remuneration policies encourage high standards of performance, aligning the interest of management with those of long-term shareholders. Levels of remuneration should be sufficient to attract, motivate and retain management of a high calibre but should not be excessive by the standards of employment conditions within the company, sector or the executive's country of residence.

When setting executive pay, the Remuneration Committee and Board should consider pay and employment conditions for the general workforce. We generally do not support increases to the pay and conditions for senior executives that are out of line with the pay conditions proposed for the general workforce.

Remuneration arrangements should not entitle executives to rewards when this is not justified by performance.

› Remuneration disclosure

We expect companies to provide full and comprehensive information on the company's remuneration policy and practices in the Annual Report. The information provided should cover all the elements of remuneration, including salary, annual bonus, benefits, share-based compensation, pensions and details of executive service contracts including notice periods and compensation payable on termination. This information should be provided on an individual basis.
There is a growing trend for transparency and accountability by the Board in its oversight of executive remuneration on shareholders' behalf. Many jurisdictions provide shareholders with the opportunity to vote on the remuneration policy and its application during the year at the general meeting. We welcome this trend towards accountability and encourage all companies to adopt this practice.

› Performance related remuneration

Annual bonuses and grants of options or conditional shares to executives should be subject to defined and relevant performance criteria which should be disclosed to shareholders.

It is the responsibility of the Remuneration Committee, working with the Audit Committee, to ensure that rewards reflect performance against target.

› Annual bonus

Annual bonuses reward performance during the relevant business year. Both individual and corporate performance targets are relevant and should be tailored to the requirements of the business. Such targets should be reviewed in line with the evolution of the company's strategy.
We do not support the payment of bonuses that reward executives for executing transactions (such as mergers or acquisitions) irrespective of their future financial implications for the company.

› Long-term share schemes

Share-based incentives link reward to performance over the longer term. Their purpose is to motivate executives to create sustainable shareholder value. The receipt of rewards under these schemes should therefore be based on disclosed and challenging performance conditions measured over a period appropriate to the strategic objectives of the company.
Company performance should be judged over a period that is aligned with the Company's strategy. The minimum period should be no shorter than three years and we actively support longer performance periods that are in tune with the company's longer-term strategy.

All new share-based incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. Their operation, rationale and cost should be fully explained so that shareholders can make an informed judgement.

The operation of share incentive schemes represents a cost to shareholders. The operation of such schemes should not lead to dilution of shareholder equity in excess of the limits acceptable to shareholders.

We support initiatives to encourage executives to hold shares in the company equivalent to at least one year's salary. This further aligns the interest of the executive with those of the company and its shareholders. Many companies require executives to retain awards accruing to them under long-term share schemes until they meet the share ownership requirement.

› Termination benefits

Companies should align service contract terms with best practice in their relevant markets and in any case should not exceed the equivalent of 24 months compensation. Boards and remuneration committees should ensure that any compensation paid cannot be viewed as a reward for failure.

› Claw-back policy

The Board should consider means of reclaiming rewards where performance achievements are subsequently found to have been significantly

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CORPORATE GOVERNANCE & VOTING POLICY - AXA INVESTMENT MANAGERS • 9

misstated so that bonuses and other incentives should not have been paid.

› Remuneration Committee

The Remuneration Committee is responsible for determining the Board's policy and practices on executive remuneration. The role of the Committee includes ensuring that the remuneration policy and practices are aligned with the strategies adopted by the Board to optimise shareholder value.

The Committee should directly retain and supervise any external consultant used to develop remuneration policies. Preferably, the consultant should not provide other services to or be supervised by management.

REMUNERATION

We may withhold support from remuneration proposals in the following instances:

DISCLOSURE
- Poor disclosure of remuneration policy and practices;
- Incomplete disclosure of performance metrics underpinning performance-related remuneration.

VARIABLE REMUNERATION
- Performance targets which are not relevant or challenging;
- Executive options granted at a discount i.e. priced below prevailing market price;
- Performance conditions do not include relevant environmental and social metrics for relevant sectors
- The performance period for a long-term scheme is shorter than three years
- Repricing of 'underwater' stock options;
- The company engages in option award backdating;
- Excessive dilution of shareholder equity through the issuance of shares for share incentive schemes;
- Rewards granted are not justified by the Company's performance.

TERMINATION PAYMENTS
- Compensation payable on termination is excessive or not in line with market practice;
- Contains gratuitous retirement payments or unearned retirement sweeteners not provided to employees generally;
- Allows triggering of change in control payouts without loss of job or substantial diminution of duties;
- Enhanced compensation on change of control of the company.

SPECIFIC REMUNERATION ISSUES
- Remuneration is based on inappropriate peer comparisons;
- Pay for senior executives is out of line with pay conditions for the general workforce.

ELECTION
- Directors do not stand for election by shareholders on a regular basis;
- The election of several directors is bundled into one resolution.

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REPORTING & AUDIT

› Corporate reporting

In a well-functioning market which enables investors to perform their fiduciary role vis a vis clients' assets, it is critical that investment decisions which impact the allocation of capital be based on full and accurate information.

We support the adoption of an **'Integrated Reporting'** approach taking account of how a Company's strategy, governance, performance and prospects, in the context of its external environment, lead to the creation of value over the short, medium and long term.

The Board should provide an integrated report that puts historical performance into context, and portrays the risks, opportunities and prospects for the company in the future, helping investors understand a company's strategic objectives and its progress towards meeting them. Such disclosures should:

- be linked to the company's business model
- be genuinely informative and include forward-looking elements where this will enhance understanding
- describe the company's strategy, and associated risks and opportunities, and explain the board's role in assessing and overseeing strategy and the management of risks and opportunities.
- be accessible and appropriately integrated with other information that enables investors to obtain a picture of the whole company
- include environmental, social and governance related information that is material to the company's strategy and performance
- use key performance indicators that are linked to strategy and facilitate comparisons
- use objective metrics where they apply and evidence-based estimates where they do not
- be strengthened where possible by independent assurance that is carried out annually having regard to established disclosure standards.

Full company accounts, audited by independent external auditors, should be presented to a company's annual general meeting for shareholders' approval.

› Audit committee

The Audit Committee is responsible for exercising oversight of the company's process for internal controls and financial reporting. Acting independently from management, it has a particular role to ensure that the interests of shareholders are protected in relation to financial reporting.
The Committee is responsible for overseeing and providing assurances to shareholders on the integrity, objectivity and independence of the external audit process. The Audit Committee should comprise independent directors only.

› Audit firm / Audit partner rotation

There are now developments in many markets supporting audit firm or audit partner rotation as a means to improve the independence and objectivity of the audit process. We support periodic rotation as a further means to enhance the integrity and reliability of the external audit process.

› Non-audit fees

The Audit Committee should pay particular attention to the provision of non-audit services by the external auditor and the risks that the provision of such services may compromise the integrity of external audit.

REPORTING & AUDIT

We may withhold support from approval of Reports & Accounts and audit-related resolutions in the following instances:

DISCLOSURE
- Non provision of the audited accounts in a timely manner:
- Concerns about the integrity of the information reported
- Non-reporting of material ESG performance, particularly in high risk sectors and or where sectorial peers are able to report;

AUDIT INTEGRITY
- Where an executive director is a member of the Audit Committee
- Non-audit fees are significantly higher than audit fees and no reasonable explanation is provided
- The Audit firm has been in place for a number of years and no retendering of audit services has been conducted by the Company or there has been no audit partner rotation for a significant number of years.

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SHAREHOLDER RIGHTS

The ownership of shares in a company entitles shareholders to corresponding rights in the company. We expect Boards to protect and facilitate the exercise of shareholders' ownership rights. This includes giving shareholders reasonable notice of all matters in respect of which they are required to take action in the exercise of voting rights, or which they may elect to take action on.

Major changes to the core businesses of a corporation and other corporate changes which may in substance or effect, dilute the equity or erode the economic interests or share ownership rights of existing shareholders, including mergers, acquisitions, disposals, and issuance of equity should not be made without prior shareholder approval.

We are fundamentally opposed to measures that seek to restrict, undermine, dilute or limit the exercise of ownership rights. In particular, we are concerned about restrictions which seek to limit the rights of minority shareholders to the benefit of management or a particular shareholder(s).

Barriers to the exercise of shareholders' rights come in different forms. These include restrictions on shareholders' voting rights; dilution of economic interests through excessive issuance of shares; and provisions which aim to limit the right of shareholders to influence a company's governance, or their ability to consider transformational transactions such as mergers, acquisitions or disposals.

› Voting rights

In a shareholder democracy, the shareholder vote at general meeting is the principal manner through which shareholders can influence a company's governance and its strategic direction. Due to its fundamental importance, we believe that shareholders should have voting rights in direct proportion to their economic interest (and risk exposure) in a company. This is normally expressed as the one share, one vote principle. We are therefore opposed to:

- measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;
- proposals that cap shareholders' voting rights once ownership of a certain percentage of shares is reached;
- multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;
- supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;
- voting schemes that do not provide for confidentiality of a shareholders' vote during the election;
- unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights.

› Anti-takeover provisions

The Board has an important role in ensuring that the company is properly valued during change of control transactions. However, we have concerns about anti-takeover devices that have the effect of discouraging transactions that may be attractive to shareholders or which limit shareholders' ability to voice their opinion on a change of control transaction. Many of these devices serve to entrench management and do not allow shareholders the opportunity to judge the performance and prospects of the company under its management relative to the proposal from the bidder. Devices that cause concerns include:

- poison pills which deter takeovers by granting the board the ability to issue additional dilutive shares in the event of a bid;
- transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;
- proposed repurchase of the company's shares during a bid period at a price that is significantly higher than the fair market value of the shares; and
- blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid.

› Pre-emption rights

Issuance of new shares presents a risk of dilution to shareholders' economic interests. It is established practice in many jurisdictions to grant shareholders the right to approve the issuance of new shares to guard against inappropriate dilution of their economic interest in a company.

The issuance of new shares may be on a pre-emptive basis (new shares are offered to existing shareholders in proportion to their holdings in the company) or on a non pre-emptive basis (where the pre-emption rights of shareholders are excluded).

We are vigilant in reviewing resolutions to issue new shares, particularly if such requests are in excess of the norms in the relevant market. Factors we will take into consideration in reaching a decision include:

- the level of dilution of value and control for existing shareholders;

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- the strength of the business case: in order to make a reasoned assessment shareholders need to receive a clear explanation of the purpose to which the capital raised will be put and the benefits to be gained - for example in terms of product development or the opportunity cost of not raising new finance to exploit new commercial opportunities - and how the financing or proposed future financing fits in with the life-cycle and financial needs of the company;
- the size and stage of development of the company and the sector within which it operates;
- the stewardship and governance of the company. If the company has a track record of generating shareholder value, clear planning and good communications, this may give shareholders additional confidence in its judgement; and
- availability of financing options that do not involve the issue of new shares.

SHAREHOLDER RIGHTS

We may withhold support from approval resolutions that impact on shareholder rights in the following instances:

VOTING RIGHTS

- measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;
- proposals that cap shareholders' voting rights once ownership of a certain percentage of shares is reached;
- multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;
- supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;
- unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights;

ANTI-TAKEOVER PROVISIONS

- poison pills which deter takeovers by granting the Board to ability to issue additional dilutive shares in the event of a bid;
- transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;
- proposed repurchase of the company's shares during a bid period at a price that is significantly higher than the fair market value of the shares;
- blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid;

PRE-EMPTION RIGHTS

- proposed issuance of new shares with or without pre-emptive rights that are either in excess of the market norms or are not justified.

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MERGERS & ACQUISITIONS

Mergers and Acquisitions require that we closely evaluate the expected long-term success of the transaction and may require a balancing of interests on both sides of the transaction.

When evaluating a transaction, factors we take into consideration will include:

- short-term and long-term valuations, taking the company's strategic potential into consideration;
- ability of the acquirer to successfully implement the acquisition and integrate the companies;
- strategic fit of the companies and ESG factors bearing on future success;
- views of significant shareholders;
- impact of the transaction on customers and other stakeholders;
- competitive landscape for the relevant entities before and after the transaction;
- leverage embedded into the transaction and leverage after completion;
- degree of management remuneration misalignment with shareholder interests, including change in control, bonus, consulting and incentive award payments;
- advisor conflicts resulting from success fees, investment banking opportunities and future interests in the surviving entity;
- fairness of the process, such as whether there was a fair auction, alternatives were considered and the deal was evaluated by an independent committee with independent advisors;
- market reaction to announcement of the transaction;
- corporate governance profile of any surviving entity in which we will retain an interest;
- human capital impact of the transaction taking account of the consequences for employees and communities.

Fund managers retain discretion to instruct votes on change of control transactions in line with the interests of their clients.

MERGERS & ACQUISITIONS

We may withhold support from change of control transactions including mergers and acquisitions

- Where our fund managers believe that the transaction is not in the long-term interests of shareholders.
- Favourable terms are offered to majority shareholders to the detriment of our clients

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ENVIRONMENTAL AND SOCIAL ISSUES

We believe that, companies which operate without due regard to the environmental and social impact of their activities are unlikely to deliver sustainable long-term shareholder value and a company's management of relevant environmental and social issues is a lead indicator of success or failure.

We expect companies to align their policies and practices with the Principles of the UN Global Compact on Human Rights, Labour, Environment and Ethical Behaviour.

› Reporting on Environmental and Social issues

The company's management of material environmental and social factors (E&S) should be integrated into its regular reporting to enable a full and proper evaluation of the company's long-term prospects. Directors and senior managers have a critical role in guiding investors as to which factors are material to that particular company. We support the adoption of an **'Integrated Reporting'** approach taking account of how a Company's strategy, governance, performance and prospects, in the context of its external environment, lead to the creation of value over the short, medium and long term.

We also encourage companies to participate in the disclosure programmes of the Carbon Disclosure Project and other initiatives to improve information to the market on material environmental and social issues.

› Board oversight of E&S issues

We welcome the move by many companies to establish a standing board committee to oversee the company's management of its material environmental and social impacts and to ensure that the company fulfils its reporting obligation to enable shareholders to assess this aspect of the company's performance. We believe that it is increasingly important that boards address this activity as seriously as they do their other functions.

Where we consider that a Board has not managed environmental and social issues appropriately or does not evidence a proper governance of these key risk issues, we will reflect our concerns by voting against relevant directors standing for election or by not supporting the approval of the Reports & Accounts.

› E&S issues and remuneration

A demonstration of the Board's approach to overseeing material environmental and social issues is the inclusion of E&S performance metrics within the remuneration policy. The company's environmental and social performance should be reflected in the Remuneration Committee's decisions on the award of bonuses and shares under the company's long-term share plans.

› Political Donations & Lobbying

The Board of Directors should ensure that charitable and political contributions and membership of trade associations are in line with the long-term interests of the company and its shareholders. In particular, Boards should monitor that the lobbying activities of trade associations are consistent with the company's positioning on environmental, social and governance issues.

ENVIRONMENTAL & SOCIAL ISSUES

DISCLOSURE
- Non-disclosure of quantitative and qualitative information on key environmental and social issues of relevance to the company, particularly in high risk sectors and or where sectorial peers are able to report
- Failure to participate in the CDP disclosure programmes

PERFORMANCE
- A material failure in the management of environmental and social risks with resulting negative impacts on the company and stakeholders including employees, customers and communities
- Material breach of one or more Principles of the UN Global Compact
- Support for lobbying positions contrary to the long-term interests of the company and its investors
- Companies in high risk sectors with no Environmental or Social performance metrics in performance-related pay

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IMPLEMENTATION

› Oversight

In addition, members of our Compliance department are represented on the Committee to ensure that decisions are taken in line with prescribed process, free of conflicts and in the clients' interests. Our Middle Office is also represented on the Committee in view of their important role to ensure that the voting chain and processing of voting instructions works correctly.

The Responsible Investment team implements this policy under the direction of the Committee.

› Company dialogue

AXA IM holds regular discussions with the Board and management of investee companies on a range of topics including the company's strategy, operational performance, acquisition and disposal strategy; executive/Board performance, and management of extra-financial drivers of risk and reward.

Our general policy is to be supportive of companies in which we invest. However, where we have concerns that have not been or cannot be adequately addressed by a company's management, we will bring the issue to the attention of the Chairman and other non-executive directors. We may also act in conjunction with other shareholders.

If we are unable to resolve the issue through engagement, we may consider using our clients' ownership rights to vote against relevant resolutions or, submit resolutions at shareholders' meetings or requisition of an extraordinary general meeting.

› Voting

We believe that voting at company meetings is an important part of the dialogue between a company and its shareholders and a fundamental aspect of our fiduciary duty to our clients. We actively monitor resolutions proposed for shareholder approval at general meetings and exercise voting rights on behalf of our clients. We recognise that practices vary in different jurisdictions and that the companies in which we invest are subject to different local laws and regulations on governance matters. When reviewing resolutions proposed at general meetings we judge resolutions against fundamental principles of good corporate governance, while taking account of best practice standards pertinent to the relevant market and the Company's particular circumstances.
In addition, AXA IM will implement specific voting decisions as instructed by clients.

› Stock lending

› Conflicts of interest

› Reporting

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CORPORATE GOVERNANCE & VOTING POLICY - AXA INVESTMENT MANAGERS • 23

This document is for informational purposes only and does not constitute, on AXA Investment Managers Paris part, an offer to buy or sell or a solicitation or investment advice.

Any reproduction of this information, in whole or in part, is unless otherwise authorised by AXA IM prohibited.
AXA INVESTMENT MANAGERS PARIS, a company incorporated under the laws of France, having its registered office located at Tour Majunga – La Défense 9 – 6, place de la Pyramide – 92800 Puteaux, registered with the Nanterre Trade and Companies Register under number 353 534 506, a Portfolio Management Company, holder of AMF approval no. GP 92-08, issued on 7 April 1992

Design & Production: AXA IM Paris - 02/2017 - 27-09654 - Photos credit: GettyImages

www.axa-im.com

INVESTMENT MANAGERS

AXA Investment Managers: Issued by AXA Investment Managers UK Limited in England n° 01431068
The registered office address is 7 Newgate Street, London EC1A 7NX
Authorised and regulated by the Financial Conduct Authority and a member of the IA

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF

BNY MELLON INVESTMENT ADVISER (DREYFUS CASH INVESTMENT STRATEGIES)

Dreyfus Cash Investment Strategies (“CIS”), a division of BNY Mellon Investment Adviser, Inc. (“BNY Mellon Investment Adviser”), offers to clients money market strategies that invest in high quality money market instruments with short-term maturities issued by companies, institutions, banks and governments. CIS also invests in repurchase agreements and bank deposits. Due to the nature of these investments, CIS does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, the firm will seek to make voting decisions that are consistent with this policy and its procedures.

CIS recognizes its duty to vote proxies in a manner consistent with the best financial and economic interests of its clients. CIS seeks to avoid material conflicts of interest through the application of its adopted detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts. The Voting Guidelines were developed based on internal and external research and recommendations provided by an independent proxy advisor, and without consideration of any BNY Mellon client relationship factors. The Voting Guidelines are designed to effect voting recommendations which over time seek to maximize the economic value of the securities of companies held in client accounts (viewed collectively and not individually) as determined in CIS’s discretion.

On behalf of CIS, BNY Mellon Investment Adviser has retained the services of certain proxy advisors (“the “Proxy Advisors”) to provide comprehensive research, analysis, and voting recommendations. These services are used most frequently in connection with proposals or matters that may be controversial or require a case-by-case analysis in accordance with the Voting Guidelines. BNY Mellon Investment Adviser has engaged ISS to administer the mechanical, non-discretionary elements of proxy voting and reporting for CIS clients. ISS is directed, in an administrative role, to follow the specified Voting Guideline and apply it to each applicable proxy proposal or matter where a shareholder vote is sought. Accordingly, proxy items that can be appropriately categorized and matched either will be voted in accordance with the applicable Voting Guideline or will be referred to CIS if the Voting Guideline so requires. The Voting Guidelines require referral to CIS of all proxy proposals or shareholder voting matters for which there is not an established applicable Voting Guideline, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial (as determined by the firm in its discretion).

For items referred to CIS, the firm may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by the Proxy Advisors, or on any independent research and analysis obtained or generated by our portfolio managers, analysts and involved proxy administrative support personnel.

Clients that have granted CIS with voting authority are not permitted to direct the firm on how to vote in a particular solicitation. Clients that have not granted CIS voting authority over securities held in their accounts and choose either to retain proxy voting authority or to delegate proxy voting authority to another firm (whether such retention or delegation applies to all or only a portion of the securities within the client’s account), either the client’s or such other entity’s chosen proxy voting guidelines will apply to those securities. CIS generally does not provide proxy voting recommendations to clients who have not granted the firm voting authority over their securities.

If CIS receives a proxy from a non-U.S. company, the firm will seek to effect a vote decision through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, CIS may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the Firm’s ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that CIS can hold for clients and the nature of our voting in such securities. The Firm’s ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person: (3) restrictions on a foreigner’s ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients’ economic interest in a company, CIS generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, CIS will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value.

BlackRock Investment Stewardship

Corporate governance and proxy voting guidelines for U.S. securities

January 2020

If you would like additional information, please contact:

ContactStewardship@blackrock.com

Corporate governance and proxy voting guidelines for U.S. securities | i

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance Guidelines  & Engagement Principles.

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots, as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure

•	Mergers, asset sales, and other special transactions

•	Executive compensation

•	Environmental and social issues

•	General corporate governance matters

•	Shareholder protections

Boards and directors

Director elections

In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below.

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.

In particular, common impediments to independence in the U.S. may include:

•	Employment as a senior executive by the company or a subsidiary within the past five years

•	An equity ownership in the company in excess of 20%

Corporate governance and proxy voting guidelines for U.S. securities | 1

•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

We may vote against directors serving on key committees that we do not consider to be independent.

When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

Oversight

We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:

•

Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

•

The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders

•

Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance

•

Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	✓	1	2
Director B		3	4

*	In addition to the company under review

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

•

The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning

Corporate governance and proxy voting guidelines for U.S. securities | 2

•

The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote

•

The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval

•

The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights

•	Members of the compensation committee where the company has repriced options without shareholder approval

•

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee

Board composition and effectiveness

We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.

We encourage boards to disclose their views on:

•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company

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•

The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details

•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process

While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.

Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors / staggered terms

We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain

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circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.

Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

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Separation of chairman and CEO

We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.

The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

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From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Equal voting rights

BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.

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Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

•

The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational, and / or financial rationale for the combination

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expenses for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

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Executive Compensation

We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions

BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.

However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.

Claw back proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of

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equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock [or an unvested award] in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	Whether we believe that the triggering event is in the best interest of shareholders

•	Whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross-up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

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•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.

BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry-specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.

BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:

1)

Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and

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2)

Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.

See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.

We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.

We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:

•	The company has already taken sufficient steps to address the concern

•	The company is in the process of actively implementing a response

•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal

We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect their long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

Climate risk

Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long-term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.

Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as

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our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.

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Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

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Shareholder Protections

Amendment to charter / articles / bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting

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the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

This document is provided for information or educational purposes only and does not constitute legal advice. Professional legal advice should be obtained before taking or refraining from any action as a result of the contents of this document.

The information and opinions contained in this document are as of January 2020 unless it is stated otherwise and may change as subsequent conditions vary. The information and opinions contained in this material are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable, are not necessarily all inclusive and are not guaranteed as to accuracy.

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BlackRock Investment Stewardship

Global Corporate Governance & Engagement Principles

January 2020

If you would like additional information, please contact:

ContactStewardship@blackrock.com

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Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.

Philosophy on corporate governance

BlackRock Investment Stewardship (“BIS”) activities are focused on maximizing long-term value for our clients. BIS does this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.

Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.

We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of our clients, and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.

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Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Compensation and benefits

•	Environmental and social issues

•	General corporate governance matters and shareholder protections

At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long-term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the challenges and opportunities that investee companies are facing and their governance structures. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

BlackRock’s engagements emphasize direct dialogue with corporate leadership on the governance issues identified in these principles that have a material impact on financial performance. These engagements enable us to cast informed votes aligned with clients’ long-term economic interests. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.

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Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure

•

supporting and overseeing management in setting long-term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred

•	ensuring the integrity of financial statements

•	making independent decisions regarding mergers, acquisitions and disposals

•	establishing appropriate executive compensation structures

•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance

There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members. We believe that when a company is not effectively addressing a material issue, its directors should be held accountable.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

•	current or former employment at the company or a subsidiary within the past several years

•	being, or representing, a shareholder with a substantial shareholding in the company

•	interlocking directorships

•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.

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To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.

Auditors and audit-related issues

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.

We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited

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period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.

Compensation and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

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Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Environmental and social issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.

BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry-specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification processes in place should also be disclosed and discussed in this context.

BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:

1)

publish a disclosure in line with industry-specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and

2)

disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.

See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.

We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.

We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors.

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In deciding our course of action, we will assess the company’s disclosures and the nature of our engagement with the company on the issue over time, including whether:

•	The company has already taken sufficient steps to address the concern

•	The company is in the process of actively implementing a response

•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal

We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.

Climate risk

Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long-term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.

Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.

General corporate governance matters and shareholder protections

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

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BlackRock’s oversight of its investment stewardship activities

Oversight

We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.

BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.

Vote execution

We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with

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changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

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•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.

•

Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.

•

Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

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Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.

This document is provided for information purposes only and must not be relied upon as a forecast, research, or investment advice. BlackRock is not making any recommendation or soliciting any action based upon the information contained herein and nothing in this document should be construed as constituting an offer to sell, or a solicitation of any offer to buy, securities in any jurisdiction to any person. This information provided herein does not constitute financial, tax, legal or accounting advice, you should consult your own advisers on such matters.

The information and opinions contained in this document are as of January 2020 unless it is stated otherwise and may change as subsequent conditions vary. The information and opinions contained in this material are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. Although such information is believed to be reliable for the purposes used herein, BlackRock does not assume any responsibility for the accuracy or completeness of such information. Reliance upon information in this material is at the sole discretion of the reader. Certain information contained herein represents or is based upon forward-looking statements or information. BlackRock and its affiliates believe that such statements and information are based upon reasonable estimates and assumptions. However, forward-looking statements are inherently uncertain, and factors may cause events or results to differ from those projected. Therefore, undue reliance should not be placed on such forward-looking statements and information.

Prepared by BlackRock, Inc.

©2020 BlackRock, Inc. All rights reserved.

Global Corporate Governance & Engagement Principles | 12

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC PROXY VOTING POLICY
Proxy Voting Policy

Barrow Hanley has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and under Barrow Hanley’s fiduciary duty, the Firm’s policy is to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. Barrow Hanley has adopted this Proxy Voting Policy, and maintains written procedures for the handling of research, voting, and reporting of the proxy votes, and making appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm’s Proxy Voting is included in Barrow Hanley’s Form ADV Part 2.

To assist in the proxy voting process, Barrow Hanley retains the services of Glass Lewis & Co. Glass Lewis provides:

•	Research on corporate governance, financial statements, business, legal and accounting risks;

•	Proxy voting recommendations, including ESG voting guidelines;

•	Portfolio accounting and reconciliation of shareholdings for voting purposes;

•	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

•

Barrow Hanley’s Proxy Oversight Committee is responsible for implementing and monitoring Barrow Hanley’s proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the CCO/CRO, the Responsible Investing Committee lead, the director of investment operations, the ESG research coordinator, and an at-large portfolio manager.

•

Barrow Hanley’s proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the operations department.

•

Barrow Hanley’s research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.

•

Barrow Hanley’s equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to Barrow Hanley’s Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

•	Proxies for the Diversified Small Cap Value accounts are voted in accordance with the proxy service provider’s recommendations for the following reasons:

•	Investments are based on a quantitative model. Fundamental research is not performed for the holdings.

•	The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

Potential conflicts may arise when:

•

Clients elect to participate in securities lending arrangements; in such cases, the votes follow the shares, and because Barrow Hanley has no information about clients’ shares on loan, the proxies for those shares may not be voted.

•	Barrow Hanley invests in equity securities of corporations who are also clients of the Firm; in such cases, Barrow Hanley seeks to mitigate potential conflicts by:

•	Making voting decisions for the benefit of the shareholder(s), our clients;

•	Uniformly voting every proxy based on Barrow Hanley’s internal research and consideration of Glass Lewis’ recommendations; and

•	Documenting the votes of companies who are also clients of the Firm.

•

If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether Barrow Hanley will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

•	Barrow Hanley sends a daily electronic transfer of equity positions to the proxy service provider.

•	The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	Barrow Hanley sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

•	Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

•	Barrow Hanley’s Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.

•	The proxy coordinators retain the following proxy records for at least seven years:

•	These policies and procedures and any amendments;

•	Proxy statements received regarding our clients’ securities;

•	A record of each proxy voted;

•	Proxy voting reports that are sent to clients annually;

•	Any document Barrow Hanley created that was material to making a decision on how to vote proxies, or that memorializes that decision; and

•	Records of any client’s request for proxy voting information.

Voting Debt and/or Bank Loan Securities

Barrow Hanley has the responsibility to vote proxies and related interests for its clients who have delegated this responsibility to the Firm, which may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to the issuers of securities, including Bank Loan debt instruments. Barrow Hanley votes proxies and related interests in the best interest of the securities’ owners, its clients.

Exceptions

Limited exceptions may be permitted based on a client’s circumstances, such as foreign regulations that create a conflict with U.S. practices, expenses to facilitate the that outweigh the benefit of proxy voting, or other circumstances.

As of December 31, 2019

Capital International, Inc.

Proxy Voting Policy and Procedures

Policy

Capital International, Inc. (“CII”), a U.S. based investment adviser, provides investment management services to clients including institutional retirement plans and U.S and non-U.S. investment funds. CII considers proxy voting an important part of those management services, and as such, CII seeks to vote all the proxies of securities held in client accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CII’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CII’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CII considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CII votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CII believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CII’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CII believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CII votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CII also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CII may vote a) on proxies of portfolio companies that are also clients of CII or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CII or its affiliates to support a particular position. When voting these proxies, CII analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CII Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates on the proxy voting team in CII’s Global Investment Control department or the private equity operations team with respect to the CII managed private equity funds are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting team or the private equity operations team reviews each proxy ballot for routineand non-routine items. Routine proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Routine items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, investment specialists, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CII’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

CII seeks to vote all of its clients’ proxies. In certain circumstances, CII may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CII wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CII to vote and therefore are not voted.

Proxy Voting Guidelines

CII has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CII’s general position related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues is reflected below.

•

Corporate governance. CII supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•

Capital structure. CII generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•

Stock-related remuneration plans. CII supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CII considers, among other things, the following information to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CII supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CII votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CII’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CII’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CII’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where CII has discretion to vote proxies for shares issued by an affiliated mutual fund, CII will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CII does not have discretion to vote proxies.

Allocating Votes for Co-Managed Portfolios

In cases where a portfolio is co-managed and a portfolio company is held by more than one of CII’s equity investment divisions, at CII’s discretion, proxies will be voted by (i) the equity investment division or divisions with the larger position in the portfolio company as of the record date for the shareholder meeting or (ii) all equity investment divisions based on their proportionate holding of the portfolio company; provided, however, in circumstances where voting proportionally by divisional holding is not possible (due to market restrictions, voting deadlines, or type of portfolio), the voting will be pursuant to clause (i) above.

Proxy Voting for Fund-of-Funds

With respect to voting proxies for fund-of-funds, if an underlying fund that is managed by CII or its affiliate has a shareholder meeting, CII will vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. To the extent CII should have to vote a proxy for the fund-of-funds’ portfolios that is not a proxy of an underlying fund, CII will vote in accordance with this Policy.

CII’s Proxy Voting Record

Upon client request, CII will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CII has proxy voting authority.

Annual Assessment

CII will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy.

Effective Date

This policy is effective as of 2 January 2019.

CLEARBRIDGE INVESTMENTS

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF MARCH 2020

CLEARBRIDGE INVESTMENTS

PROXY VOTING POLICIES AND PROCEDURES

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.

ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.

ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.

As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.

A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.

ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.

All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.

The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

•	is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

•	is a member of the company’s nominating committee and there are no women on the board (or currently proposed for election to the board).

*

Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.

We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.

We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.
b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.

If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.

We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.

We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.

We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision — poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1. above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.

We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Shareholder Proposals to Limit Executive and Director Pay

a.

We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

4.	Reports to Assess the Feasibility of Including Sustainability as a Performance Metrice

We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.

We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.

We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.

We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.

We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.

We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

14.	Shareholder Proposals Regarding Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

d.	We vote for shareholder proposals to put option repricing to a shareholder vote.

e.

We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

g.

We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals on Executive Compensation

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

a.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

b.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

c.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

d.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

e.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

f.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

g.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

h.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

i.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1.	Sustainability Reporting

a.	We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

b.	We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.

2.	Diversity & Equality

a.	We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b.	We vote for proposals requesting comprehensive disclosure on board diversity if the frequency is no more than once a year;

c.	We vote for proposals requesting comprehensive disclosure on employee diversity if the frequency is no more than once a year;

d.	We vote for proposals requesting comprehensive reports on gender pay disparity if the frequency is no more than once a year;

e.	We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

3.

As a firm, we strongly support E&S proposals. However, due to significantly divergent approaches and a lack of consistency in wording for many of these proposals, we will vote a case by case basis for the following types of proposals:

a.	Climate proposals seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b.	Climate proposals requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

c.	Climate proposals seeking company disclosure on GHG reduction targets and/or goals;

d.	Animal welfare policies;

e.	Human rights and company policies;

f.	Operations in high-risk or sensitive areas;

g.	Product integrity and marketing.

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions if the frequency is no more than annual.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).
d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

DIAMOND HILL CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Act”), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter “we” or “us” or “our”) has adopted the following Proxy Voting Policy, Procedures and Guidelines (the “Proxy Policy”) with regard to companies in our clients’ investment portfolios.

Key Objective

The key objective of our Proxy Policy is to maximize the value of the securities held in our clients’ portfolios. These policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, we also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company’s performance and to make informed decisions about the purchase and sale of the company’s securities.

Decision Methods

Clients may retain the right to vote on shareholder proposals concerning stocks that we have bought on the client’s behalf. This is a perfectly reasonable request and we will not be offended if a client chooses to vote the shares. In addition, we will not vote the proxy for shares held in a client’s account where we do not have investment authority over the shares. The client can instruct the custodian to forward proxy materials from these issuers directly to the client for voting. Where clients have voting authority we encourage them to exercise their right by conscientiously voting all the shares owned.

Our recommendation, however, is that clients delegate the responsibility of voting on shareholder matters to us. Many clients recognize that good corporate governance and good investment decisions are complementary. Often, the investment manager is uniquely positioned to judge what is in the client’s best economic interest regarding shareholder proposals. Additionally, we can vote in accordance with a client’s wishes on any individual issue or shareholder proposal. Personally, we might believe that implementation of this proposal will diminish shareholder value, but the vote will be made in the manner the client directs. We believe clients are entitled to a statement of our principles and an articulation of our process when we make investment decisions and similarly, we believe clients are entitled to an explanation of our voting principles, as both ultimately affect clients economically.

We have developed the guidelines outlined below to guide our proxy voting. In addition, we generally believe that the investment professionals involved in the selection of securities are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, the portfolio management team whose strategy owns the shares has the authority to override the guidelines. Also, where the guidelines indicate that an issue will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, the portfolio management team whose strategy owns the shares has final authority to direct the vote. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company then vote in keeping with our primary objective of maximizing shareholder value over the long term.

Voting to maximize shareholder value over the long term may lead to an unusual circumstance of votes on the same issue held by different clients may not be the same. For instance, the Small Cap Fund may own a company that is the subject of a takeover bid by a company owned in the Large Cap Fund. Analysis of the bid may show that the bid is in the best interest of the Large Cap Fund but not in the best interest of the Small Cap Fund; therefore the Large Cap Fund may vote for the merger whereas the Small Cap Fund may vote against it.

In addition, when securities are out on loan, our clients collectively hold a significant portion of the company’s outstanding securities, and we learn of a pending proxy vote enough in advance of the record date, we will perform a cost/benefit analysis to determine if there is a compelling reason to recall the securities from loan to enable us to vote.

Conflicts Of Interest

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with this Proxy Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. For example, we might manage money for a plan sponsor and that company’s securities may be held in client investment portfolios. The potential for conflict of interest is imminent since we now would have a vested interest to acquiesce to company management’s recommendations, which may not be in the best interests of clients. Another possible scenario could arise if we held a strong belief in a social cause and felt obligated to vote in this manner, which may not be best for clients. In cases of conflicts of interest that impede our ability to vote, we will refrain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent trustees or directors if we are the investment adviser or to the investment adviser if we are the sub-adviser.

Recordkeeping

We will maintain records documenting how proxies were voted. In addition, when we vote contrary to the Proxy Policy or for votes that the Proxy Policy indicates will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, we will document the rationale for our vote. We will maintain this documentation in accordance with the requirements of the Act and we will provide this information to a client who held the security in question upon the client’s request.

Proxy Voting Principles

1)

We recognize that the right to vote a proxy has economic value.    All else being equal, a share with voting rights is worth more than a share of the same company without voting rights. (Sometimes, investors may observe a company with both a voting class and a non-voting class in which the non-voting class sells at a higher price than the voting, the exact opposite of the expected result described above; typically, this can be attributed to the voting class being relatively illiquid.) Thus, when you buy a share of voting stock, part of the purchase price is for the right to vote in matters concerning your company. If you do not exercise that right, you paid more for that stock than you should have.

2)

We recognize that we incur additional fiduciary responsibility by assuming this proxy voting right.    In general, acting as a fiduciary when dealing with the assets of others means being held to a higher than ordinary standard in each of the following aspects:

Loyalty — We will act only in the best interest of the client. Furthermore, the duty of loyalty extends to the avoidance of conflicts of interest and self-dealing.

Care — We will carefully analyze the issues at hand and bring all the skills, knowledge, and insights a professional in the field is expected to have in order to cast an informed vote.

Prudence — We will make the preservation of assets and the earning of a reasonable return on those assets primary and secondary objectives as a fiduciary.

Impartiality — We will treat all clients fairly.

Discretion — We will keep client information confidential. Information concerning client-specific requests is strictly between the client and us.

3)

We believe that a corporation exists to maximize the value for shareholders.    Absent a specific client directive, we will always vote in the manner (to the extent that it can be determined) that we believe will maximize the share price, and thus shareholder value, in the long-term.

4)

We believe conscientious proxy voting can result in better investment performance.    The presence of an owner-oriented management is a major consideration in many of our investment decisions. As a result, we typically would not expect to find ourselves at odds with management recommendations on major issues. Furthermore, we do not anticipate entering a position intending to be shareholder activists. Yet, cases will arise in which we feel the current management or management’s current strategy is unlikely to result in the maximization of shareholder value. So why would we own the stock? One reason might be that the stock price is at such a significant discount to intrinsic value that the share price need not be “maximized” for us to realize an attractive return. Another reason may be that we believe management will soon face reality and alter company strategy when it becomes apparent that a new strategy is more appropriate. Additionally, we may disagree with management on a specific issue while still holding admiration for a company, its management, or its corporate governance in general. We do not subscribe to the “If you don’t like management or its strategy, sell the stock” philosophy in many instances.

5)

We believe there is relevant and material investment information contained in the proxy statement.    Close attention to this document may reveal insights into management motives, aid in developing quantifiable or objective measures of how a company has managed its resources over a period of time, and, perhaps most importantly, speak volumes about a “corporate culture”.

Proxy Voting Guidelines

Each proposal put to a shareholder vote is different. As a result, each must be considered individually, however, there are several issues that recur frequently in U.S. public companies. Below are brief descriptions of various issues and our position on each. Please note that this list is not meant to be all-inclusive. In the absence of exceptional circumstances, we generally will vote in this manner on such proposals.

I.	Corporate Governance Provisions

A.	Board of Directors

The election of the Board of Directors (the “Board”) is frequently viewed as a “routine item”. Yet, in many ways the election of the Board is the most important issue that comes before shareholders. Inherent conflicts of interest can exist between shareholders (the owners of the company) and management (who run the company). At many companies, plans have been implemented attempting to better align the interests of shareholders and management, including stock ownership requirements and additional compensation systems based on stock performance. Yet, seldom do these perfectly align shareholder and management interests. An independent Board serves the role of oversight on behalf of shareholders. For this reason, we strongly prefer that the majority of the Board be comprised of independent (also referred to as outside or non-affiliated) directors. Furthermore, we also strongly prefer that key committees be comprised entirely of outside directors.

1. Cumulative Voting

Cumulative voting allows the shareholders to distribute the total number of votes they have in any manner they wish when electing directors. In some cases, this may allow a small number of shareholders to elect a minority representative to the corporate board, thus ensuring representation for all sizes of shareholders. Cumulative voting may also allow a dissident shareholder to obtain representation on the Board in a proxy contest. To illustrate the difference between cumulative voting and straight voting, consider the John Smith Corporation. There are 100 total shares outstanding; Jones owns 51 and Wilson owns 49. Three directors are to be elected. Under the straight voting method, each shareholder is entitled to one vote per share and each vacant director’s position is voted on separately. Thus, Jones could elect all the directors since he would vote his 51 shares for his choice on each separately elected director. Under the cumulative voting method, each shareholder has a total number of votes equal to the number of shares owned times the number of directors to be elected. Thus, Jones has 153 votes (51 X 3 = 153) and Wilson has 147 votes (49 X 3). The election of all directors then takes place simultaneously, with the top three vote recipients being elected. Shareholders may group all their votes for one candidate. Thus, Wilson could vote all 147 of his votes for one candidate. This will ensure that Wilson is able to elect at least one director to the board since his candidate is guaranteed to be one of the top three vote recipients.

Since cumulative voting subjects management to the disciplinary effects of outside shareholder involvement, it should encourage management to maximize shareholder value and promote management accountability. Thus, we will vote FOR proposals seeking to permit cumulative voting.

2. Majority vs Plurality Voting

In evaluating majority voting vs. plurality voting we will vote on a case-by-case basis. A majority vote requires a candidate to receive support from a majority of votes cast to be elected. Plurality voting, on the other hand, provides that the winning candidate only garner more votes than a competing candidate. If a director runs unopposed under a plurality voting standard, he or she needs only one vote to be elected, so an “against” vote is meaningless. We feel that directors should be elected to the board by a majority vote simply because it gives us a greater ability to elect board candidates that represent our clients’ best interest. However, in the case where a company adopts a provision in which a board candidate receives more AGAINST votes than FOR votes is required to tender his or her resignation, there is less reason to vote in favor of a majority vote standard.

3. Election of Directors (Absenteeism)

Customarily, schedules for regular board and committee meetings are made well in advance. A person accepting a nomination for a directorship should be prepared to attend meetings. A pattern of high absenteeism (less than 75% attendance) raises sufficient doubt about that director’s ability to effectively represent shareholder interests and contribute experience and guidance to the company. While valid excuses for absences (such as illness) are possible, these are not the norm. Schedule conflicts are not an acceptable reason for absenteeism since it suggests a lack of commitment or an inability to devote sufficient time to make a noteworthy contribution. Thus, we will WITHHOLD our vote for (or vote AGAINST, if that option is provided) any director with a pattern of high absenteeism.

4. Classified Boards

A classified Board separates directors into more than one class, with only a portion of the full Board standing for election each year. For example, if the John Smith Corporation has nine directors on its Board and divides them into three classes, each member will be elected for a term of three years with elections staggered so that only one of the three classes stands for election in a given year. A non-classified Board requires all directors to stand for election every year and serve a one-year term.

Proponents of classified Boards argue that by staggering the election of directors, a certain level of continuity and stability is maintained. However, a classified Board makes it more difficult for shareholders to change control of the Board. A classified Board can delay a takeover advantageous to shareholders yet opposed by management or prevent bidders from approaching a target company if the acquirer fears having to wait more than one year before gaining majority control.

We will vote FOR proposals seeking to declassify the Board and AGAINST proposals to classify the Board.

5. Inside versus Independent (or Non-Affiliated) Directors

We will vote FOR shareholder proposals asking that Boards be comprised of a majority of independent directors.

We will vote FOR shareholder proposals seeking Board nominating committees be comprised exclusively of independent directors.

We will WITHHOLD votes for (or vote AGAINST, if that option is provided) directors who may have an inherent conflict of interest, such as due to receipt of consulting fees from a corporation (affiliated outsiders) if the fees are significant or represent a significant percent of the director’s income.

B.	Confidential Voting

In a system of confidential voting, individual shareholder’s votes are kept confidential. Management and shareholders are only told the vote total. This eliminates the pressure placed on investors to vote with management, especially in cases when a shareholder would desire a business relationship with management. We will vote FOR proposals seeking confidential voting.

C.	Supermajority Votes

Most state corporation laws require that mergers, acquisitions, and amendments to the corporate bylaws or charter be approved by a simple majority of the outstanding shares. A company may, however, set a higher requirement for certain corporate actions. We believe a simple majority should be enough to approve mergers and other business combinations, amend corporate governance provisions, and enforce other issues relevant to all shareholders. Requiring a supermajority vote entrenches management and weakens the governance ability of shareholders. We will vote AGAINST management proposals to require a supermajority vote to enact these changes. In addition, we will vote FOR shareholder proposals seeking to lower supermajority vote requirements.

D.	Shareholder Rights Plans (Poison Pills)

Shareholder rights plans are corporate-sponsored financial devices designed with provisions that, when triggered by a hostile takeover bid, generally result in either: (1) dilution of the acquirer’s equity holdings in the target company; (2) dilution of the acquirer’s voting rights in the target company; or (3) dilution of the acquirer’s equity interest in the post-merger company. This is typically accomplished by distributing share rights to existing shareholders that allow the purchase of stock at a fixed price should a takeover attempt occur.

Proponents of shareholder rights plans argue that they benefit shareholders by forcing potential acquirers to negotiate with the target company’s Board, thus protecting shareholders from unfair coercive offers and often leading to higher premiums in the event of a purchase. Obviously, this argument relies on the assumption of director independence and integrity. Opponents claim that these plans merely lead to the entrenchment of management and discourage legitimate tender offers by making them prohibitively expensive.

We will evaluate these proposals on a case-by-case basis. However, we generally will vote AGAINST proposals seeking to ratify a poison pill in which the expiration of the plan (sunset provision) is unusually long, the plan does not allow for the poison pill to be rescinded in the face of a bona fide offer, or the existing management has a history of not allowing shareholders to consider legitimate offers. Similarly, we generally will vote FOR the rescission of a poison pill where these conditions exist.

We will vote FOR proposals requiring shareholder rights plans be submitted to shareholder vote.

II.	Compensation Plans

Management is an immensely important factor in the performance of a corporation. Management can either create or destroy shareholder value depending on the success it has both operating the business and allocating capital. Well-designed compensation plans can prove essential in setting the right incentives to enhance the probability that both operations and capital allocation are conducted in a rational manner. Ill-designed compensation plans work to the detriment of shareholders in several ways. For instance, there may be outsized compensation for mediocre (or worse) performance, directly reducing the resources available to the company, or misguided incentives could cloud business judgment. Given the variations in compensation plans, most of these proposals must be considered on a case-by-case basis.

A.	Non-Employee Directors

As directors take a more active role in corporate governance, compensation is becoming more performance-based. In general, stock-based compensation will better tie the interests of directors and shareholders than cash-based compensation. The goal is to have directors own enough stock (directly or in the form of a stock derivative) that when faced with a situation in which the interests of shareholders and management differ, rational directors will have incentive to act on behalf of shareholders. However, if the stock compensation or ownership is excessive (especially if management is viewed as the source for this largesse), the plan may not be beneficial.

We will vote FOR proposals to eliminate retirement plans and AGAINST proposals to maintain or expand retirement packages for non-employee directors.

We will vote FOR proposals requiring compensation of non-employee directors to be paid at least half in company stock.

B.	Incentive Compensation subject to Section 162(m)

The Omnibus Budget and Reconciliation Act of 1993 prohibits the deductibility of executive compensation of more than $1 million. The intention was to slow the rise in executive compensation (whether the rise could be economically justified or was “bad” per se is a separate question) and to tie more of the future compensation to performance. However, the law provided exemptions to this $1 million limit in certain circumstances. Included in this exemption was compensation above $1 million that was paid on account of the attainment of one or more performance goals. The IRS required the goals to be established by a compensation committee comprised solely of two or more outside directors. Also, the material terms of the compensation and performance goals must be disclosed to shareholders and approved. The compensation committee must certify that the goals have been attained before any payment is made.

The issue at hand is the qualification for a tax deduction, not whether the executive deserves more than $1 million per year in compensation.

We will vote FOR any such plan submitted for shareholder approval. Voting against an incentive bonus plan is fruitless if the practical result will be to deny the company, and ultimately its shareholders, the potential tax deduction.

C.	Stock Incentive Plans

Stock compensation programs can reward the creation of shareholder value through high payout sensitivity to increases in shareholder value. Of all the recurring issues presented for shareholder approval, these plans typically require the most thorough examination for several reasons. First, their economic significance is large. Second, the prevalence of these plans has grown and is likely to persist in the future. Third, there are many variations in these plans. As a result, we must consider any such plan on a case-by-case basis. However, some general comments are in order.

We recognize that options, stock appreciation rights, and other equity-based grants (whether the grants are made to directors, executive management, employees, or other parties) are a form of compensation. As such, there is a cost to their issuance and the issue boils down to a cost-benefit analysis. If the costs are excessive, then the benefit will be overwhelmed. Factors that are considered in determining whether the costs are too great (in other words, that shareholders are overpaying for the services of management and employees) include: the number of shares involved, the exercise price, the award term, the vesting parameters, and any performance criteria. Additionally, objective measures of company performance (which do not include short-term share price performance) will be factored into what we consider an acceptable amount of dilution. We will also consider past grants in our analysis, as well as the level of the executives’ or directors’ cash compensation.

We will look particularly closely at companies that have repriced options. Repricing stock options may reward poor performance and lessen the incentive such options are supposed to provide. In cases where there is a history of repricing stock options, we will vote AGAINST any plan not expressly prohibiting the future practice of option repricing.

D.	Say-on-Pay

The Securities and Exchange Commission adopted rules on Jan. 25, 2011 which implement requirements in Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which amends the Securities Exchange Act of 1934. The rules concern three separate non-binding shareholder votes on executive compensation:

(1)

Say-on-Pay Votes. The new rule requires public companies subject to the proxy rules to provide their shareholders with an advisory vote on the compensation of the most highly compensated executives. Say-on-pay votes must be held at least once every three years. As stated above, support for or against executive compensation will be determined on a case-by-case basis.

(2)

Frequency Votes. These companies also are required to provide their shareholders with an advisory vote on how often they would like to be presented with the say-on-pay votes – every year, every second year, or every third year. In voting on the frequency of the say-on-pay, we believe that a TRIENNIAL vote is appropriate due to the fact that say-on-pay is a non-binding advisory vote and more frequent votes could reduce the Board’s strategic focus on the business. A three-year time horizon allows the Board to make well-informed decisions regarding executive compensation, evaluate the effectiveness of executive compensation, and increase time spent focusing on long-term shareholder value creation.

(3)

Golden Parachute Disclosures and Votes. These companies are also required to disclose compensation arrangements and understandings with highly compensated executive officers in connection with an acquisition or merger. In certain circumstances, these companies also are required to conduct a shareholder vote to approve the golden parachute compensation arrangements. We have a bias against golden parachutes, but since each merger or acquisition presents unique facts and circumstances, we will determine our votes on golden parachutes on a case-by case basis.

III.	Capital Structure, Classes of Stock, and Recapitalizations

A.	Common Stock Authorization

Corporations increase the supply of common stock for a variety of ordinary business reasons including: to raise new capital to invest in a project; to make an acquisition for stock; to fund a stock compensation program; or to implement a stock split or stock dividend. When proposing an increase in share authorization, corporations typically request an amount that provides a cushion for unexpected financing needs or opportunities. However, unusually large share authorizations create the potential for abuse. An example would be the targeted placement of a large number of common shares to a friendly party in order to deter a legitimate tender offer. Thus, we generally prefer that companies present for shareholder approval all requests for share authorizations that extend beyond what is currently needed, and indicate the specific purpose for which the shares are intended. Generally, we will vote AGAINST any proposal seeking to increase the total number of authorized shares to more than 120% of the current outstanding and reserved but unissued shares, unless there is a specific purpose for the shares with which we agree.

For example, suppose a company has a total share authorization of 100 million. Of the 100 million, 85 million are issued and outstanding and an additional 5 million are reserved but unissued. We would vote against any proposal seeking to increase the share authorization by more than 8 million shares (Total allowable authorization: 1.2 X 90 =108 million; Current authorization: 100 million).

B.	Unequal Voting Rights (Dual Class Exchange Offers/ Dual Class Recapitalizations)

Proposals to issue a class of stock with inferior or even no voting rights are sometimes made. Frequently, this class is given a preferential dividend to coax holders to cede voting power. In general, we will vote AGAINST proposals to authorize or issue voting shares without full voting rights on the grounds that it could entrench management.

IV.	Social and Environmental Issues

Shareholder proposals relating to a company’s activities, policies, or programs concerning a particular social or environmental issue have become prevalent at annual meetings. In some cases, an attempt is made to relate a recommendation for the company’s policies and activity to its financial health. In other cases, the proposal seems tangentially related at best. These issues are often difficult to analyze in terms of their effect on shareholder value. As a result, these proposals must be considered on a case-by-case basis. In cases where we do not believe we can determine the effect, we will ABSTAIN. We will vote FOR any proposal that seeks to have a corporation change its activities or policy and we believe the failure to do so will result in economic harm to the company. Similarly, we will vote AGAINST any policy that requests a change we believe will result in economic harm.

We will vote FOR proposals seeking information that is relatively inexpensive to produce and provide, is not publicly available, and does not reveal sensitive company information that could be harmful if acquired by competitors. If these factors are present, then the issue reduces to freedom of information.

In practice, however, this is seldom the case. Frequently, shareholder proposals call for a company to conduct an exhaustive study of some issue that is only tangentially related to the company’s business interests. Further, the nature of the study proposed often deals with subjective issues in which no conclusive resolution will likely result from the study. We will vote AGAINST such proposals.

V.	Voting Foreign Securities

Voting proxies of foreign issuers can be much different than voting proxies of U.S.-domiciled companies. It can be more expensive (for instance, we could need to hire a translator for the proxy materials or, in some cases votes can only be cast in person so there would be travel costs to attend the meeting) and in some jurisdictions the shares to be voted must be sequestered and cannot be sold until the votes are cast or even until the meeting has been held. In addition, the SEC has acknowledged that in some cases it can be in an investor’s best interests not to vote a proxy, for instance, when the costs of voting outweigh the potential benefits of voting. Therefore, proxy voting for foreign issuers will be evaluated and voted, or not voted, on a case-by-case basis.

Adopted: June 2003

Amended: August 2011

DoubleLine Funds Trust

DoubleLine Equity Funds

DoubleLine Capital LP

DoubleLine Commodity LP

DoubleLine Equity LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

Proxy Voting, Corporate Actions and Class Actions

August 2015

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Commodity LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

II.	Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy.    This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.	Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V.	Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.	Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.	Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds.    In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.	Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.	Additional Procedures for the Funds

A.	Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B.	Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.	Recordkeeping

A.

DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

•

Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.	Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Trustees

•	For limiting the liability of trustees

•	For setting the board size

•	For allowing the trustees to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Case-by-case on assuming stock incentive plans

•

For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•

For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•

For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•

For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring a majority vote to elect trustees

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as trustees.

•	Against seeking to increase board independence

•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by trustees

•	Against providing for union or employee representatives on the board of trustees

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•	For adopting cumulative voting

•	Against requiring trustees to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two trustee candidates for each open board seat

•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against advisory vote on compensation

•	Against restricting executive compensation

•	For enhancing the disclosure of executive compensation

•	Against restricting trustee compensation

•	Against capping executive pay

•	Against calling for trustees to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of trustee retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For creating a compensation committee

•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013 Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

EARNEST Partners, LLC

Proxy Voting

Proxy Policies

As a general rule, EARNEST Partners (the “Adviser”) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:

•	The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•	The Adviser will not announce its voting intentions or the reasons for a particular vote.

•	The Adviser will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•

All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

Proxy Procedures

The Adviser has designated a Proxy Director.    The Proxy Director, in consultation with the investment team, will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners

1180 Peachtree Street NE, Suite 2300

Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

Proxy Voting Guidelines

January 2020

I.	Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds’ investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II.	Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A.	Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity generally will oppose the election of directors if, by way of example:

1.

The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

2.	Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

3.	The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

4.	For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

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B.	Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1.	Management’s track record and strategic plan for enhancing shareholder value;

2.	The long-term performance of the company compared to its industry peers; and

3.	The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C.	Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D.	Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E.	Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F.	Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

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G.	Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H.	Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III.	Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A.	Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1.

The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2.	The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3.	The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1.

Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

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2.

Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B.	Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s stock.

IV.	Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

-

The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

-	The alignment of executive compensation and company performance relative to peers; and

-

The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

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When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A.	Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1.	The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2.	Within the last year, and without shareholder approval, a company’s board of directors or compensation committee has either:

a)	Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b)	Adopted or extended a golden parachute.

B.	Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V.	Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund’s investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

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VI.	Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

-	classified boards;

-	“blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

-	golden parachutes;

-

supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

-	poison pills;

-	restricting the right to call special meetings;

-	provisions restricting the right of shareholders to set board size; and

-	any other provision that eliminates or limits shareholder rights.

A.	Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1.	Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2.	Is integral to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5.	Allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B.	Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders’ right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

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C.	Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders’ right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D.	Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII.	Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

-	All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

-

A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

-

It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII.	Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A.	Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company’s authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

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B.	Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C.	Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX.	Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if “echo voting” is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals.

X.	Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI.	Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies’ business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

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XII.	Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

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FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

Proxy Voting Policies

As an investment sub-adviser with a fiduciary duty to the Fund and its shareholders, the general policy of Federated Global Investment Management Corp. (the “Sub-Adviser”) is to cast proxy votes in favor of management proposals and shareholder proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Sub-Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Sub-Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Sub-Adviser may vote differently if a particular client’s investment objectives differ from those of other clients or if a client explicitly instructs the Sub-Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Sub-Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.

On matters related to the board of directors, generally the Sub-Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Sub-Adviser supported and received more than 50% shareholder support the previous year. In addition, the Sub-Adviser will generally vote in favor of; (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; and (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors.

On other matters of corporate governance, generally the Sub-Adviser will vote in favor of: (1) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (2) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (3) a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (4) a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (5) shareholder proposals to eliminate supermajority requirements in company bylaws; and (6) shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors. The Sub-Adviser will generally withhold support from shareholder proposals to grant shareholders the right to act by written consent.

On environmental and social matters, generally the Sub-Adviser will vote in favor of shareholder proposals calling for: (1) enhanced disclosure of the company’s approach to mitigating climate change and other environmental risks; (2) managing risks related to manufacturing or selling of guns and opioids; (3) monitoring gender pay equity; and (4) achieving and maintaining diversity on the board of directors. Generally, the Sub-Adviser will not support shareholder proposals calling for limitations on political activity by the company, including political contributions, lobbying and memberships in trade associations.

On matters of capital structure, generally the Sub-Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); and (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders. The Sub-Adviser will decide how to vote on proposals to authorize a stock repurchase or special dividend program on a case-by-case basis.

On matters relating to management compensation, generally the Sub-Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Sub-Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Sub-Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Sub-Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.

In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-Adviser will not vote proxies for such shares. In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

If proxies are not delivered in a timely or otherwise appropriate basis, the Sub-Adviser may not be able to vote a particular proxy.

Proxy Voting Procedures

The Sub-Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy voting service, soliciting voting recommendations from the Sub-Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.

The Sub-Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Sub-Adviser has hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy voting services with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser. This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote.

A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Sub-Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Sub-Adviser or its affiliates have influenced proxy votes. Any employee of the Sub-Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. In certain circumstances it may be appropriate for the Sub-Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Sub-Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Sub-Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Sub-Adviser will proportionally vote the Fund’s proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisers’ Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders’ meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Sub-Adviser will take the following steps:

•

A due diligence team made up of employees of the Sub-Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research

•

Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the SEC’s website at www.sec.gov.

FIRST TRUST ADVISORS L.P.

PROXY VOTING GUIDELINES

First Trust Advisors L.P. (the “Adviser”) serves as investment adviser providing discretionary investment advisory services for separate managed accounts, ERISA accounts and open- and closed-end investment companies (the “Clients”). As part of these services, the Adviser may have responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser has adopted the following policies and procedures:

1. It is the Adviser’s policy to seek and to ensure that proxies are voted on securities in a Client’s account consistently and solely in the best economic interests of the Client.

2. The Adviser shall be responsible for the oversight of Client proxy voting processes and shall assign a senior member of its staff to be responsible for this oversight.

3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to the Adviser on the voting of proxies related to securities held by Clients. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

4. The Adviser shall review the ISS recommendations and generally will vote proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the Client. In addition, whenever a conflict of interest arises between ISS and a company subject to a proxy vote, the Adviser will vote the proxy without using the analyses of ISS and will consider the recommendation of the company and what the Adviser believes to be in the best interests of the Client. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Client with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest. With respect to open- and closed-end funds and variable annuity sub-accounts, if there is a conflict of interest between fund shareholders and FTA, the fund’s principal underwriter, or sub-adviser, if applicable, FTA will vote the proxy based on the recommendations of ISS to avoid such conflict of interest.

5. If the Adviser manages the assets or pension fund of a company and any of the Adviser’s Clients hold any securities in that company, the Adviser will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.

6. If a Client requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Client that it is not able to follow the Client’s request.

7. FTA will monitor changes to the ISS guidelines to determine that such guidelines continue to result in a voting policy that is in the best interests of Clients.

8. In certain circumstances, where FTA has determined that it is consistent with the Client’s best interest, FTA will not take steps to ensure that proxies are voted on securities in the Client’s accounts. The following are circumstances where this may occur:

(a) Limited Value. Proxies will not be required to be voted on securities in a Client’s account if the value of the Client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the Client’s account.

(b) Securities Lending Program. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, FTA will not take steps to see that loaned securities are voted. However, where FTA determines that a proxy vote, or other shareholder action, is materially important to the Client’s account, FTA will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

(c) Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, FTA may choose not to vote where the cost of voting a Client’s proxy would exceed any anticipated benefits to the Client of the proxy proposal (e.g. foreign securities).

9. For certain open- or closed-end funds relying on Section 12(d)(1)(F) of the 1940 Act or applicable exemptive relief, FTA will vote on proxies of securities of investment companies held by such funds in the same proportion as all other holders of such securities (i.e. mirror or echo voting) to the extent possible.

Adopted: September 15, 2003

Amended: December 10, 2007

Amended: September 21, 2009

Amended: September 12, 2016

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

*

Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

[1]

For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

[2]	The top 50 vendors will be considered to present a potential conflict of interest.

3.

The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer;[4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the

[3]

The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[4]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
[5]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[6]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest , the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment

Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.

The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.

The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4.

In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.

The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.

After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.

The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.

With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.

The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.

If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.

The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with Legal Staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

13.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.

The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.

The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

*

Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

[1]

For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

[2]	The top 50 vendors will be considered to present a potential conflict of interest.

3.

The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer;[4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the

[3]

The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[4]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
[5]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[6]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment

Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: The Investment Manager will consider shareholder proxy access proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the responsiveness of management, the intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.

The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.

The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4.

In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.

The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.

After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.

The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.

With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.

The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.

If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.

The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with Legal Staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

13.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.

The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.

The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory

Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

GAMCO INVESTORS, INC. AND AFFILIATES

The Voting of Proxies on Behalf of Clients

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.	Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”)—Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.	Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4.

VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.	If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.	In the case of a proxy contest, records are maintained for each opposing entity.

7.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)	The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Policy, Procedures and Guidelines for GSAM Global Proxy Voting

2020 Edition

March 2020

Table of Contents

Part I: Policy and Procedures

A. Guiding Principles	C-270
B. The Proxy Voting Process	C-270
C. Implementation	C-271
D. Conflicts of Interest	C-272

Part II: GSAM Proxy Voting Guidelines Summary

A. U.S. Proxy Items	C-273
Guidelines

B. Non-U.S. Proxy Items	C-284
Guidelines

C. Japan Proxy Items	C-292
Guidelines

For further information, please contact GSAM-Stewardship@ny.email.gs.com.

Part I

GOLDMAN SACHS ASSET MANAGEMENT

(“GSAM”*)

POLICY AND PROCEDURES ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

A.	Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

B.	The Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Fundamental Equity and Energy and Infrastructure Teams

The Fundamental Equity and Energy and Infrastructure Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).

*	For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs Asset Management (Singapore) Pte. Ltd; Goldman Sachs Asset Management (Hong Kong) Limited.; Goldman Sachs Asset Management Co. Ltd.; GSAM Services Private Limited (f/k/a Goldman Sachs Asset Management (India) Private Limited); Goldman Sachs Participacoes Ltda.; Goldman Sachs Participacoes II LTDA. (f/k/a Goldman Sachs Asset Management Brasil LTDA); GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Limited; Goldman Sachs Asset Management Australia Pty Ltd.;; Goldman Sachs Services Pvt Ltd.;Goldman Sachs Global Advisory Products LLC, Goldman Sachs Bank Europe SE, and Goldman Sachs Asset Management Fund Services Limited.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

GS Investment Strategies Portfolio Management

Voting decisions with respect to client investments in the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. To the extent the portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to public and non-publicly traded equity securities held by their clients.

C.	Implementation

GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions. GSAM conducts an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the GSAM Guidelines and to discuss any material changes in the services, operations, staffing or processes.

GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies. In certain circumstances, such as if a security is on loan through a securities lending program, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast the vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

GSAM discloses our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all GSAM US registered mutual funds. In the UK, GSAM publicly discloses its proxy votes quarterly in accordance with the UK Stewardship Code’s guidelines on our website.

D.	Conflicts of Interest

GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a GSAM managed fund, GSAM will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

Part II

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the

“Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A. U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a disclosed valid excuse;

•	Sit on more than five public operating and/or holding company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

Vote AGAINST or WITHHOLD from the Nominating Committee if:

•	The board does not have at least one woman director

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and

•

The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

•	The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors Considered Include:

•	Pay for Performance Disconnect;

-

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;

•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background of the nomination, in cases where there is a shareholder nomination;

•	Qualifications of director nominee(s);

•	Strategic plan related to the nomination and quality of critique against management;

•	Number of boards on which the director nominee already serves; and

•	Likelihood that the board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Shareholder Voting Requirements

In the case of operating and holding companies, vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:
•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.	Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9.	Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (“GHG”) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
B. Non-U.S. Proxy Items1

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

[1]	Excludes Japan public equity investments, please see Section C.

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO o Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.Vote AGAINST the Nominating Committee if the board does not have at least one woman director.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights. Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.	Environmental, Social, Governance (ESG) Issues

Please refer to page 12 for our current approach to these important topics.

C. Japan Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments. Applying these guidelines is not inclusive of all considerations in the Japanese market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio is less than 20%; or

•	The company proposes the payments even though the company posted a net loss for the year under review;

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director and Statutory Auditor Elections

Vote FOR management nominees taking into consideration the following:

•	The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Attendance at less than 75% of the board and committee meetings without a disclosed valid excuse; or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote AGAINST the Nominating Committee if the board does not have at least one woman director. For Japanese boards with statutory auditors or audit committee structure, but no nominating committee, vote AGAINST top executives.

Vote AGAINST top executives when the board consists of more than 15 directors and less than 15% of outside directors.

Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Internal Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Internal Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	Any director who works or worked at companies whose shares are held by the company in question as cross-shareholdings

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

External NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights. Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.	Environmental, Social, Governance (ESG) Issues

Please refer to page 12 for our current approach to these important topics.

Harris Associates L.P.

PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I.	PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20

Harris Associates L.P.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board	of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.

Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote against proposals that mandate an independent board chairman.[1]

4.

Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

5.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

6.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

7.	Harris will normally vote in favor of proposals requiring a majority vote for directors.

8.	Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.

Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

[1]

Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline, but recognizes that a Chairman may be separate but not deemed independent (for example, a former executive of the company).

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20

Harris Associates L.P.

Equity	Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans if they have historically been used to provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding exceeds 5%.

2.	Harris will normally vote in favor of such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding does not exceed 5%.

3.	Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

4.	Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

5.	Harris will normally vote in favor of proposals to require expensing of options.

6.	Harris will normally vote against proposals to permit repricing of underwater options.

7.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

8.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

9.	Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

Corporate	Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of anti-takeover measures.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20

Harris Associates L.P.

8.

Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.

9.	Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.

10.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

11.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Proxy Access Proposals

Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:

•	The shareholders making the proposal have an ownership threshold of 5% of the voting power

•	The shareholders making the proposal each have 3 years of continuous ownership

•	The proposal does not exceed a cap on shareholder nominees of 25% of the board

•	The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20

Harris Associates L.P.

change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.

III.	VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.	BANK HOLDING COMPANY ACT COMPLIANCE

Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A. , an international asset management group based in Paris, France. Natixis Investment Managers S.A. is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.

Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20

Harris Associates L.P.

Upon notification by Natixis that its aggregate control of such securities is approaching the 5% ownership limit established by the BHC Act, Harris could be required to relinquish its proxy voting responsibilities to ISS, such that ISS will vote in accordance with ISS’s standard Proxy Voting Guidelines over securities issued by U.S. Banking Organizations identified by Harris ( a “Vote Divestiture Event”). Pursuant to a Vote Divestiture Event, Harris will not be able to override ISS’s vote. If, subsequent to a Vote Divestiture Event, Natixis’ aggregate control of such securities were to decrease to such a percentage where Harris determines to resume its control of proxy voting, while remaining in compliance with the BHC Act ( a “Vote Return Event”), Harris would direct ISS in writing to return proxy voting responsibilities for the applicable U.S. Banking Organizations to Harris.

V.	CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VI.	VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20

Harris Associates L.P.

The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is comprised of employees of the Security Data Management Team whom are responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations. Harris uses information from ISS as a supplement to its own internal research database regarding the companies in a client’s portfolio. Harris may consider additional information that becomes available regarding a particular proposal such as information conveyed by the issuer or a shareholder proponent. Harris will consider all material information available, whether derived from internal research or from the Proxy Voting Service Provider, when determining how to vote proxies on behalf of clients.

In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures, policies and procedures regarding its conflict of interests for adequacy. The Proxy Administrator shall forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.

To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.

In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error or omission that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error or omission to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error or omission and contact ISS to seek to reduce similar errors or omissions in the future. For purposes of this section, a material factual error or omission means an error or omission of fact that the analyst believes that if corrected would cause ISS to change its recommendation. The Proxy Administrator will periodically assess the extent to which any material errors or omissions materially affected ISS’s research or recommendations used by the Firm.

Voting Decisions. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20

Harris Associates L.P.

research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Voting Ballots.    For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting. Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.

Compliance Testing. The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20

HARRIS ASSOCIATES L.P.

SUPPLEMENTAL PROXY VOTING GUIDELINES

Effective February 2019

1.	Harris will normally vote in accordance with the recommendations of Institutional Shareholder Services (“ISS”) with respect to the election of directors for Japanese companies.

2.

For European companies, Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 80% of current market value

3.

Harris will normally vote in favor of the election of non-independent directors who serve on audit, compensation and nominating committees in cases where the director is deemed non-independent solely because of his or her tenure as a director or status as an employee or shareholder representative where such representatives are required by law to serve on such committees.[2]

[2]

Harris has an existing guideline that states that we will normally vote against the election of non-independent directors who serve on audit, compensation and nominating committees. We do not have a specific guideline that defines “independence”, and ISS defines independence differently depending on the market. For example, for many international markets (primarily in Europe), ISS considers a director to be non-independent after 12 years of service on a board. Additionally, a number of countries mandate by law that shareholder and employee representatives sit on the board and on special committees, and ISS deems these representatives to be non-independent. We believe that, in most cases, it is in the best interests of shareholders to have such individuals serve on these committees and that they should not be deemed non-independent under Harris’ guideline solely for these reasons.

APPENDIX A8

PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION AND OVERVIEW

Horizon Kinetics LLC (“HK”), on behalf of Horizon Kinetics Asset Management LLC (“Horizon”), (Horizon will be referred to as the “Adviser”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. Horizon is the investment adviser to retail and institutional separate accounts, various private funds, and a registered investment company, Kinetics Mutual Funds, Inc., which invests all of its investable assets in a corresponding portfolio series of the Kinetics Portfolio Trust (collectively the investment products managed by the Adviser, referred to herein as the “Clients”). Horizon is also sub-adviser to certain UCITs products, a closed-end fund and acts as sub-adviser to registered investment companies.

Pursuant to these Policies and Procedures, the Adviser shall vote proxies (a) on behalf of Kinetics Portfolios Trust (b) the RENN Fund, Inc. and (c) on behalf of their other Clients, for whom the Adviser has been given and agreed to accept voting authority. The fundamental guideline followed by the Adviser in voting proxies is to ensure that the manner in which shares are voted is in the best interests of their Clients and the values of the investments.

II.	ADMINISTRATION

Proxy Voting Administration Through the Institutional Shareholder Services System: The Adviser has delegated responsibility for the administration of proxy voting to Institutional Shareholder Services Inc. (“ISS”), a Delaware corporation.

Responsibilities of ISS:

a.	process all proxies received in connection with underlying portfolio securities held by the Adviser’s Clients;

b.

apply ISS’ proxy voting procedures (hereinafter, the “ISS Proxy Voting Guidelines”), which the Adviser has reviewed, analyzed, and determined to be consistent with the views of the Adviser on the various types of proxy proposals1; and

c.	maintain appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of ISS.

[1]	In cases where ISS cannot provide a recommendation, they will notify the Adviser, or otherwise will vote “No.”

Responsibilities of the Adviser:

The Adviser’s Policies and Procedures incorporate the ISS Proxy Voting Guidelines, to the extent appropriate. A copy of the current ISS Proxy Voting Guidelines Summary is attached hereto at Appendix A and is incorporated herein by reference.

The Adviser, as appropriate, authorize and instruct each Client’s custodian to forward all proxy statements and ballots directly to ISS, who votes the proxies. The Adviser reviews and updates ISS’ Client list on a periodic basis.

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue, and ISS does not provide a recommendation, ISS notifies the Adviser’s Proxy Administrator and the Legal and Compliance Department. The Proxy Administrator will review the proxy with the Chief Compliance Officer (“CCO”), General Counsel (“GS”) or Chief Investment Strategist (“CIS”), or their delegate(s), to determine whether the Adviser should vote the proxy. In determining whether to vote a particular proxy, the Adviser will consider a variety of factors, including, but not limited to, the costs associated with voting, whether the proxy is in a foreign market and the feasibility of registering in that market, and the potential benefit derived from the vote. If the Adviser determines to vote the proxy, the Proxy Administrator will instruct ISS accordingly

In evaluating how to vote a proxy, the CCO, GC, CIS, or their delegate(s) may consider a variety of factors, including, but not limited to, information from various sources, including management of a company presenting a proposal, shareholder groups, and independent proxy research services. The CCO, GC, CIS, or their delegate(s) will use his or her best judgment in voting proxies on behalf of Clients.

Proxy Administrator. The Adviser designates the General Counsel, or his designee(s) as its Proxy Administrator (“Proxy Administrator”). In addition to the duties described above, the Proxy Administrator also reviews questions and responds to inquiries from Clients and mutual fund shareholders pertaining to proxy issues and corporate responsibility.

Monitoring the ISS Proxy Voting Guidelines. Periodically, on request, the Adviser will require ISS to provide a report and/or representation that all proxies voted by ISS on behalf of the Adviser’s Clients during the applicable period were voted in accordance with the ISS Proxy Voting Guidelines.

The CCO, GC or CIS of the Adviser and the Proxy Administrator shall review the ISS Proxy Voting Guidelines on a yearly basis to determine whether these guidelines continue to be consistent with the Adviser’s views on the various types of proposals covered by the ISS Proxy Voting Guidelines. The CCO, GC or CIS will also review any material changes made by ISS to the ISS Proxy Voting Guidelines.

When reviewing the ISS Proxy Voting Guidelines, the Adviser will consider, among other things, whether the Guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interest of its Clients. The Adviser also shall review the Adviser’s Proxy Policies and Procedures and the ISS Proxy Voting Guidelines to make certain that both comply with any new rules promulgated by, or interpretations issued by, the SEC or other relevant regulatory policies.

Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre- determined proxy voting guidelines, which the Adviser believes is in the best interests of their clients. The adherence to pre-determined proxy voting guidelines by the Adviser and ISS helps reduce conflicts of interests and helps ensure that proxy votes are cast in accordance with the best interests of the Adviser’s Clients.

Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of the Adviser, the proxy will be voted strictly in conformity with the recommendation of ISS.

To the extent ISS has a conflict of interest as it relates to the recommendation of a proxy proposal, the Adviser has established measures reasonably designed to identify and address ISS’ conflicts of interest. The Adviser has contractually agreed with ISS such that ISS is required to immediately notify the Adviser if ISS believes there exists a conflict with its obligation to issue proxy proposal recommendations. Such notice shall contain a disclosure which shall enable the Adviser to (a) understand the relationship or interest and the steps taken by ISS to mitigate the conflict, and (b) make an assessment of the reliability or objectivity of the recommendation. The Adviser shall also periodically review the ISS report detailing the reasoning behind particular proposal recommendations and in instances where the Adviser determines the reasoning is biased or otherwise inconsistent with ISS’ obligations, the Adviser shall review and vote such proxy proposals without regard to ISS’ recommendation. Moreover, the Adviser shall conduct periodic due diligence on ISS, with a goal of identifying any material relationships with publicly traded companies that may create potential conflicts of interest in the future. The Adviser will memorialize instances where they were conflicted and instances where the Adviser or ISS determine that ISS is conflicted.

To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the CCO, GC or CIS of the Adviser. The CCO, GC or CIS of the Adviser would then provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

In the case of Kinetics Portfolios Trust, the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by a Portfolio to the Board of Trustees of Kinetics Portfolios Trust at the next formal meeting of the Portfolio’s Board of Trustees.

In the case of the RENN Fund, Inc., the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by the fund to the Board of Directors of the RENN Fund, Inc. at the next formal meeting of the fund’s Board of Directors.

In the case of accounts and funds other than Kinetics Portfolios Trust and the RENN Fund, Inc., the Adviser: (i) shall maintain an appropriate record of each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by an Other Client.

As a matter of policy, the employees of the Adviser who manages proxy voting through ISS shall not be influenced by outside sources.

III.	REPORTING AND RECORD RETENTION

The Adviser or ISS will maintain the following records relating to proxy votes cast under these Proxy Policies and Procedures.

I.	A copy of these Proxy Policies and Procedures.

II.	A copy of the ISS Proxy Voting Guidelines.

III.

A copy of proxy statements received regarding underlying portfolio securities held by Clients (received through ISS, with either hard copies held by ISS or electronic filings from the SEC’s EDGAR system).

IV.

Records of each vote cast on behalf of Clients including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether the Adviser casts its vote on the matter; (viii) how the Adviser casts their votes (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether the Adviser casts their votes for or against management.

IV.	A copy of any document created by the CCO or Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a Client or that memorialized the basis for the decision.

V.	A copy of each written Client request for proxy voting information and a copy of any written response by the Adviser.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

The most recent copy of the Proxy Policies and Procedures are available on HK’s website at www.horizonkinetics.com, as well as www.kineticsfunds.com. Questions related to the Advisers’ Proxy Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

Horizon Kinetics LLC

Attn: Proxy Administrator

470 Park Avenue South

New York, NY 10016

Updated: January 2012

Updated: October 2014

Updated: July 2017

Updated: July 2019

PROXY VOTING

Most Recently Revised: April 4, 2018

The terms “HSMP,” “Firm,” “we,” “us” and “our” refer to HS Management Partners, LLC.

Background

Rule 206(4)-6 (“Proxy Voting Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires investment advisers that exercise proxy voting authority for client securities to (1) adopt and implement written policies and procedures reasonably designed to ensure that advisers vote proxies in the best interest of clients, including addressing conflicts of interests, (2) describe their proxy voting policies and procedures to clients, and provide them with a copy upon request, and (3) disclose to clients how they may obtain information on how their corresponding proxies were voted. Investment advisers that exercise proxy voting authority for client securities must also comply with certain recordkeeping requirements of Rule 204-2 under the Advisers Act. Furthermore, investment advisers to a registered investment company pursuant to the Investment Company Act of 1940 (“IC Act”) must comply with certain record keeping requirements of Rules 31a-1 through 31a-3 under the IC Act.

HSMP has instituted the following policies and procedures in connection with proxy voting based on its investment strategy and operations. Deviation from them must first be approved by our Chief Compliance Officer (“CCO”) in consultation with our Proxy Voting Committee as appropriate. These policies and procedures aim to serve as guidance and are not intended to codify every step of HSMP’s proxy voting practice.

Policies and Procedures

For the sake of clarity and to avoid confusion as to who has responsibility for voting proxies, investment advisory agreements with clients should aim to specify whether HSMP has proxy voting authority or whether clients have reserved the right to vote their own proxies (for ERISA accounts and non-ERISA accounts). We will only vote proxies for portfolio securities in client accounts under our management, when clients specifically delegate their proxy voting authority to HSMP in their investment advisory agreement with us. There may be cases, however, when the investment advisory agreement is silent as to who has authority to vote proxies; in those cases, we will vote proxy as part of the client’s overall delegation of discretionary authority to us, unless the client instructs us in writing otherwise.

When the investment advisory agreement instructs us to vote proxies or in those cases in which the agreement is silent and we vote proxy as part of the client’s overall delegation of discretionary authority to us, and absent client restrictions or instructions, or other operational issues, we will vote proxies consistent with what we believe is the best interest of our clients or plan participants in the case of ERISA accounts.

Proxy Voting Committee

HSMP has a Proxy Voting Committee. The Committee sets our proxy voting policy and procedures. The members of the Committee are at a minimum: our Chief Investment Officer, our Director of Research, our President, our CCO and a senior member of our operations team. The Committee meets annually to revise and approve our proxy voting policy and procedures, as well as needed when specific issues arise (members can participate in meetings over the phone, and a majority of the members constitutes a quorum for conducting meetings and making decisions). As a member of the Proxy Voting Committee, our CCO leads the annual review and update of our proxy voting policy and procedures.

When HSMP Has Proxy Voting Authority

HSMP maintains a list of all accounts over which it has proxy voting authority (“Proxy Voting List”). The account opening team, in consultation with legal and compliance, reviews the investment advisory agreement to determine whether we have proxy voting authority. The Proxy Voting List is maintained and updated by a designated member of the operations team, and is reviewed semi-annually by our CCO.

Clients may place restrictions on our voting authority or instruct us to vote a proxy in a certain way. Such restrictions or instructions must be clear and reasonable, be received in writing and in a timely fashion, and not be unduly burdensome to our operational processes. We reserve the right to accept or reject any client restriction or instruction at our sole discretion for any reason. Client restrictions or instructions are reviewed by members of the investment and operations teams, in consultation with legal and compliance as appropriate. Our Proxy Voting Committee makes the final determination as to when we reject client restrictions or instructions on how to vote their proxies. Accounts with approved client restrictions or instructions are marked on the Proxy Voting List.

Some members of the operations teams are assigned to the operational tasks associated with casting proxy votes. The designated operations team member is responsible for collecting all proxy voting materials that HSMP receives, promptly forwarding the information to the corresponding members of the investment team for review (along with applicable client restrictions or instructions), timely submitting our votes, reconciling shares held on record date to shares voted, and maintaining appropriate records of said reconciliations. Our CCO reviews reports of those reconciliations quarterly and generally oversees this mechanical part of the voting proxy process to ensure that timely received proxies are voted and submitted as applicable.

Certain members of the investment team are assigned to review proxy materials for specific issuers (proxies are generally assigned to the investment team member in charge of following the company to which the proxy relates). The investment team member assigned to a company’s proxy is responsible for timely reviewing the materials for that proxy, bringing any issue to the attention of the CCO as appropriate, making a voting determination in accordance with our voting guidelines or applicable client restrictions or instructions, and forwarding the vote to the designated member of the operations team in charge of submitting the vote. When evaluating a proxy, the investment team member assigned to a company’s proxy may consider information from different sources, such as company filings or analyst reports. In any event, he/she must follow our voting proxy guidelines and promptly consult with the CCO regarding any conflict of interest that comes to his/her attention.

The following are our main voting guidelines. Any deviation from our guidelines must first be consulted with our CCO and be approved by our Proxy Voting Committee or by a person designed from time to time by the Committee as applicable.

•

Absent client restrictions or instructions, we will vote proxies for portfolio securities consistent with what we believe is the best interest of our clients or plan participants in the case of ERISA accounts. For us, the best interest of our clients or plan participants in the case of ERISA accounts means the best economic interest, in terms of the short- or long-term economic impact, as appropriate, of owning the stock as an investment.

Considering that we invest in companies that we deem to have strong management teams that aim to maximize shareholder value, we believe that recommendations from management (when we refer to company management in this Proxy Voting policies and procedures, we mean the Board of Directors of the corresponding company) should be afforded substantial weight in making a proxy voting decision. Therefore, in practice, we generally vote proxies in favor of company management’s recommendations. However, making a proxy voting decision is not a mechanical exercise as each proxy should be evaluated on its own merit in light of the circumstances at hand. Consequently, we may vote against management proposals if, upon analyzing the proxy materials and given the circumstances, we determine that is in our clients’, or in the plan participants’ (in the case of ERISA accounts), best economic interest to do so.

Proxies should then generally be evaluated on a case by case basis, considering the circumstances and giving significant weight to management recommendations, in terms of the overall effect on shareholder economic value. With this in mind, we generally vote in favor of certain management proposals and against certain shareholder proposals. For example, we generally vote in favor of management proposals related to the election of directors, selection of auditors, and executive compensation. In making a determination regarding these topics we may consider the following factors among others: qualifications and competence, corporate performance and stock price, board composition, key board committees’ composition and independence, potential conflicts, and stock option plan features. Regarding shareholder proposals (such as those related to social, political, economic or environmental considerations), we evaluate whether, in our opinion, the proposal may involve a financial cost to the company or limit management’s ability to operate in a manner that we believe may increase shareholder economic value.

If the investment team member assigned to a specific company’s proxy believes that we should vote with company management’s recommendations, he/she shall timely communicate this decision to the member of operations team internally in charge of operationally casting the vote. Our CCO should also be included in this communication to facilitate our compliance review of adherence to our voting guidelines.

If the investment team member assigned to a specific company’s proxy believes that we should vote against company management’s recommendations, he/she shall promptly inform our CCO and consult with members of our Proxy Voting Committee. If upon this consultation, the investment team member in charge of voting the proxy still believes that we should vote against company management’s recommendations, our Proxy Voting Committee will meet to make a final determination.

•	Absent specific client restrictions or instructions, or other operational issues (see below), we will generally vote proxies from the same company the same way for each client.

Considering our management style, we believe that our clients’ best economic interest is aligned and generally better served when our clients’ shares are voted in block. However, if the investment team member assigned to a specific company’s proxy and/or the member of our operations team exercising proxy voting functions think(s) that we should deviate from this guideline, he/she/they shall promptly inform our CCO and consult with members of our Proxy Voting Committee. If upon this consultation, he/she/they still think(s) that we should deviate from this guideline, our Proxy Voting Committee will meet to make a final determination.

•

Although we believe that voting proxies rather than not voting is generally in the best interest of our clients or of plan participants in the case of ERISA accounts, there may be instances when we decide that refraining from voting is actually in our clients’ best economic interest. Although we aim to generally vote all proxies from the same company the same way for each client, there may be instances when we may not vote all shares or not vote only certain shares if we determine that the impact of voting those shares may exceed the expected benefit to the corresponding client. In any event, such determination should be made after analyzing the proxy materials and/or the particular circumstances at hand.

In our opinion, voting proxies for certain non-U.S. issuers may entail in practice some logistic, administrative or operational issues that may offset the benefit of voting. We have determined that in some cases, absent compelling reasons to the contrary, refraining from voting certain foreign shares is generally in our clients’ best overall economic interest. For example, if we believe that voting proxy could limit our ability to sell a stock, as may be the case for foreign shares that are blocked from selling for a designated period after casting a vote, we typically do not vote these shares, as we think that not limiting our ability to sell a position generally outweighs the benefit of voting. In addition, we typically do not vote foreign shares if we determine that doing so is not feasible because, for example, proxy information is not available in English, or authentication by the consul office is needed, or a local power of attorney should be granted. Furthermore, there may be cases in which we cannot reasonably determine the value of voting proxy for a foreign issuer, such as when the proxy statement is unclear and there is not enough information publicly available from the issuer; in said instances, we typically refrain from voting as we cannot form an informed decision as to the vote.

If the investment team member assigned to a specific company’s proxy and/or the member of our operations team exercising proxy voting functions think(s) that we should not vote all shares or not vote only certain shares, he/she/they shall promptly inform our CCO and consult with members of our Proxy Voting Committee. If upon this consultation, he/she/they still think(s) that we should not vote all shares or not vote only certain shares, our Proxy Voting Committee will meet to make a final determination.

•

We generally do not vote shares for which we do not receive all proxy information and, upon inquiring with the custodian or any other responsible party as applicable, we do not receive the information in a timely manner. This does not mean that we can simply ignore or be negligent in fulfilling our proxy voting responsibilities.

If the member of our operations team exercising proxy voting functions thinks that we may not receive proxy voting information in a timely manner, he/she shall promptly inform our CCO, who may consult with members of our Proxy Voting Committee, for appropriate action.

•	When clients participate in stock loan programs, we may not be able to vote proxy for loaned shares, as we are not a party to the stock loan program and do not recall shares for voting.

If the member of our operations team exercising proxy voting functions thinks that certain shares are on loan, he/she shall promptly inform our CCO, who may consult with members of our Proxy Voting Committee, for appropriate action.

We use a third party’s platform (ProxyEdge, a Broadridge Financial Solutions product) to assist us administratively in the proxy voting process. ProxyEdge alerts us as to an upcoming vote, records the votes we enter, submits the vote on our behalf, and maintains some of our voting records. This system also allows us to produce certain reports related to our proxy votes, which the CCO and other members of the operations team may use as support in performing their functions. The Operations team member in charge of our proxy voting process will annually review the accuracy and timeliness of our voting by ProxyEdge, and will report to the CCO who will share those findings with the Committee.

Conflicts of Interest

Conflicts of interest may arise in various and sometimes unforeseen ways. The following are examples of potential conflicts of interest that may arise between HSMP and our clients with regards to proxy voting:

•

The company soliciting the proxy, or a C-level officer or member of the Board of Directors, or other main proponent of the proxy, if known, is an existing client or in the process of executing an investment advisory agreement with us.

•

One of our employees exercising proxy voting functions, or a family member or other person sharing the same household with our employee, has a close personal or business relationship (other than our advisory relationship) with the company soliciting the proxy, C-level officer or member of the Board of Directors, or other main proponent of the proxy, if known.

•

One of our employees exercising proxy voting functions, or a family member or other person sharing the same household with our employee, owns stock of the company soliciting the proxy in a personal account not managed by HSMP.

Conflicts of interests are generally addressed by our CCO in the first instance. Considering the nature of the proxy voting process and the difficulty of detecting conflicts of interests in every case, we believe that our employees exercising proxy voting functions are better equipped to identify conflicts and promptly bringing them to the attention of our CCO, including if any of our employees exercising proxy voting functions perceives any improper attempt by any other employee to influence the vote. Our CCO will evaluate the case in consultation with members of our Proxy Voting Committee.

If we determine that there is a conflict of interest, we will continue to follow our existing proxy voting guidelines. We believe that following our guidelines helps us maintain our voting impartiality. In this case, the employee involved in the conflict cannot be a part of the proxy voting decision. In addition, the voting decision should be ratified by our Proxy Voting Committee if the company soliciting the proxy, or a C-level officer or member of the Board of Directors, or other main proponent of the proxy, if known, is an existing client or in the process of executing an investment advisory agreement with us, and we decide to vote in favor of their proposal.

If we determine that there is a material conflict of interest, our Proxy Committee and CCO will discuss the appropriate action, and our Proxy Voting Committee will make the final determination as to how to proceed. Generally, we will continue to follow our existing voting guidelines as, as previously noted, we believe that following our guidelines helps us maintain our voting impartiality (in this case and as mentioned above, the employee involved in the conflict cannot be a part of the proxy voting decision). If in the opinion of our Proxy Voting Committee the conflict is such that we deem that voting impartiality is compromised even when following our guidelines, the Committee may decide, as applicable and if time allows, to seek an independent third-party voting recommendation or disclose the conflict and ask clients to direct us on how to vote their shares.

When HSMP Has No Proxy Voting Authority

Clients may choose to retain their voting authority, in which case we do not vote their proxies. Clients who did not delegate their proxy voting authority to HSMP should receive their proxy materials directly from their custodians or the company’s proxy agent. In the event we inadvertently receive proxy materials for these clients, the member of the Firm who receives them should give them to the member of our operations team exercising proxy voting functions, so that the materials can be forwarded to the corresponding client. In such circumstances, we should aim to promptly forward the materials to the corresponding client, but we are not responsible for any adverse impact to a client if proxy materials are not received timely in advance of a scheduled vote.

Although we may discuss proxies with clients as a general matter, we do not advise clients about particular solicitations when they have chosen to vote their own proxies.

Disclosures to Clients

Our Form ADV (Part 2A) contains a description of our proxy voting policy and procedures, and a statement that clients may ask for a complete copy of our proxy voting policy and procedures by sending a request to our CCO at our address. Our Form ADV (Part 2A) also notes that clients may ask for information on how we voted their corresponding shares by sending a request to our CCO at our address of record. Our CCO is responsible for ensuring that these disclosures are contained in our Form ADV (Part 2A) and also for addressing any such client requests. In addressing any such client requests, our CCO should consider our recordkeeping requirements.

Recordkeeping

We retain our proxy records for a period of five-years or six-years (the first two years at our place of business), as applicable under the Advisers Act and the IC Act. Our records generally include: (a) our proxy voting policy and procedures, (b) proxy statements that we receive for our client securities, (c) our votes on behalf of clients, (d) client written requests for information on how we voted their corresponding proxies and our written responses to either a written or an oral client request, and (e) documents prepared by us that were material to making a voting decision or that memorialized the basis for the decision. We may rely on proxy statements filed with the SEC’s EDGAR system instead of keeping our own copies. Along with our internal records, the following information may be kept by ProxyEdge for each proxy vote: issuer’s name, security’s ticker symbol or CUSIP, shareholder meeting date, number of shares that we voted, brief identification of the proxy proposal, whether it was a management’s or a shareholder’s proposal, whether we casted a vote, whether we voted for or against the proposal or whether we abstained, and whether we voted with or against management.

Our Policies and Procedures Manual contains additional information regarding books and records requirements under the Advisers Act and the IC Act (sections Books and Records and Record Retention Requirements under Rules 31a-1 and 31a-2 of the 1940 Act).

Additional Policy and Procedure for Investment Company Clients

When we act as investment adviser or sub-adviser to an Investment Company Client, the Investment Company Client may delegate proxy voting authority to the Firm. Both the Firm’s general fiduciary duties and the SEC’s regulations require the Firm to vote proxies in the best interests of the Investment Company Client and its shareholders. The Firm will act in accordance with this policy or an Investment Company Client’s proxy voting policy as agreed with such Investment Company Client.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds

Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies

Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended

Last ☒ Reviewed ☒ Revised by Compliance for Accuracy	April 19, 2016

Guideline Owner	U.S. Compliance and Legal

Policy Approver	Invesco Advisers, Inc., Invesco Funds Board

Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A.	INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B.	PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C.	USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D.	PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

December, 2019

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market, Index and Legacy OppenheimerFunds Accounts

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), and by accounts managed by legacy OppenheimerFunds investment teams (“legacy accounts”), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies and legacy accounts (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies (other than legacy OppenheimerFunds investment teams), which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies and legacy accounts will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best interest of clients, applying them to vote client proxies should, in most instances, resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund as required by federal securities law or any exemption therefrom. Additionally, Invesco or its Funds may vote proportionally in other cases where required by law.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

[1]

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of ESG. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams annually communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Global Head of ESG and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Such circumstances could include, for example:

•

If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities;

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security; or

•

Some companies require a representative to attend meetings in person to vote a proxy. Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example, Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In other cases, voting may not be practicable due to operational limitations. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company’s business and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A.	Shareholder Access and Treatment of Shareholder Proposals — General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

•	Gender pay gap proposals

•	Political contributions disclosure/political lobbying disclosure/political activities and action

•	Data security, privacy, and internet issues

•	Report on climate change/climate change action

•	Gender diversity on boards

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i.	General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

•	Adopt proxy access right

•	Require independent board chairperson

•	Provide right to shareholders to call special meetings

•	Provide right to act by written consent

•	Submit shareholder rights plan (poison pill) to shareholder vote

•	Reduce supermajority vote requirement

•	Remove antitakeover provisions

•	Declassify the board of directors

•	Require a majority vote for election of directors

•	Require majority of independent directors on the board

•	Approve executive appointment

•	Adopt exclusive forum provision

Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.

ii.	Board of Directors

1.	Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership positions in the company

3.	Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-owned subsidiaries of the parent company.

4.	Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5.	Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

•	a majority of independent directors

•	completely independent key committees

•	committee chairpersons nominated by the independent directors

•	CEO performance reviewed annually by a committee of independent directors

•	established governance guidelines

7.	Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii.	Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i.	Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.	Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.	Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv.	Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case by case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v.	“Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.	Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

•	Provide right to act by written consent

•	Provide right to call special meetings

•	Adopt fair price provision

•	Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

Invesco will generally support proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

Janus Capital Management LLC

Perkins Investment Management LLC

Proxy Voting Procedures

February 2019

The following represents the Proxy Voting Procedures (“Procedures”) for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds and exchange-traded funds (“ETFs”), except for those funds listed on Schedule 1 hereto (the “Participating Affiliate Funds”), advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting. Perkins Investment Management LLC (“Perkins”) has adopted the Procedures.

Each of the Participating Affiliate Funds shall follow the procedures attached as Annex A.

General Policy: Janus seeks to vote proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”).

ERISA Plan Policy: On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee: The Janus Henderson Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of representatives from the Office of the Treasurer, Denver Operations Control, the Governance and Responsible Investing Team, and Compliance, and one or more portfolio management representatives (or their respective designees) who provide input on behalf of the portfolio management team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In formulating proxy voting recommendations, the Committee analyzes proxy proposals from the Proxy Voting Service from the prior year, and evaluates whether those proposals would adversely or beneficially affect clients’ interests. The Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Committee establishes its recommendations and revises the Guidelines, they are distributed to Janus’ portfolio managers1 for review and implementation. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund, ETF, or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by

[1]	All references to portfolio managers include assistant portfolio managers.

multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Securities Operations Group: Denver Operations Control is responsible for administering the proxy voting process as set forth in these procedures, the Guidelines, and as applicable, the Taft-Hartley Guidelines. The Proxy Administrator in Denver Operations Control works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, and as applicable, the Taft-Hartley Guidelines, and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service: Janus has engaged an independent proxy voting service, ISS, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines in all cases and instruct the Proxy Administrator to vote all proxies accordingly pursuant to account-specific procedures approved by the Committee. He or she may also request to review all vote recommendations prior to the meeting cut-off date, or may choose to review only those votes to be cast against management. Notwithstanding the above, with respect to clients who have instructed Janus to vote proxies in accordance with the Taft-Hartley Guidelines, the Proxy Voting Service will process all proxy votes in strict accordance with the Taft-Hartley Guidelines. In all cases, the portfolio managers receive a monthly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service. In the event a portfolio manager is unable to provide input on a proxy item referred to him or her, Janus will abstain from voting the proxy item.

Procedures for Proxy Issues Outside the Guidelines: In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with issuers and proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. In such cases, the Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the clients, the Committee will refer the issue to the appropriate Chief Investment Officer(s) (“CIO”) (or the Director of Research, if such CIO is conflicted or otherwise unavailable) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”: Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”). In addition, Janus advises certain funds of funds that invest in unaffiliated ETFs. The Janus funds may enter into a written participation agreement with an underlying ETF in accordance with an exemptive order obtained by the ETF that allows a Janus fund to own shares of the ETF in excess of what is generally permitted by the 1940 Act. Participation agreements generally require funds whose ownership of the underlying ETF exceeds a certain percentage to agree to “echo-vote” shares of the ETF. Accordingly, if an underlying ETF submits a matter to a vote of its shareholders, votes for and against such matters on behalf of a Janus fund will be echo-voted to the extent required by a participation agreement.

Conflicts of Interest: The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. On a quarterly basis, the Committee reviews records of votes that were cast inconsistently with the Guidelines and the related rationale for such votes. Additionally, and in instances where a portfolio manager has discretion to vote differently than the Guidelines and proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists. Similarly, the Taft-Hartley Guidelines are pre-determined, so application of the Taft-Hartley Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In the unusual circumstance that the Proxy Voting Service seeks direction on any matter, the matter shall be handled in accordance with the Procedures for Proxy Issues Outside the Guidelines set forth above, and reviewed by the Committee.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (e.g., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention: Upon request, on an annual basis, Janus will provide its non-investment company clients with the proxy voting record for that client’s account.

On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund or ETF for the one- year period ending on June 30th on Janus’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at http://www.sec.gov. A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at www.janushenderson.com/proxyvoting.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Except as noted in these Procedures or required by law, Janus does not provide information to anyone on how it voted or intends to vote on a particular matter. Denver Operations Control may confirm to issuers or their agents whether votes have been cast, but will not disclose the size of the position or how the votes were cast. Members of the Janus investment team have the discretion to indicate to issuers or their agents how they voted or intend to vote in the context of discussions with issuers and their management as part of Janus’ ongoing investment analysis process.

Schedule 1

The “Participating Affiliate Funds”

Fund Name

•	Janus Henderson All Asset Fund

•	Janus Henderson Asia Equity Fund

•	Janus Henderson Dividend & Income Builder Fund

•	Janus Henderson Emerging Markets Fund

•	Janus Henderson European Focus Fund

•	Janus Henderson Global Equity Income Fund

•	Janus Henderson Global Real Estate Fund

•	Janus Henderson International Opportunities Fund

•	Janus Henderson International Small Cap Fund

•	Janus Henderson Strategic Income Fund

•	Janus Henderson Emerging Markets Equity Fund LLC

Annex A

Proxy Policies and Procedures

It is the intent of the Participating Affiliates2, to vote proxies in the best interests of the firm’s clients, which include those Participating Affiliate Funds listed on Schedule 1. The Participating Affiliates believe that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out the Participating Affiliates’ approach to corporate governance, corporate responsibility and proxy voting.

1. Responsibilities: The Governance and Responsible Investment Team at Janus Henderson Investors (“Janus Henderson”), acting on behalf of the Participating Affiliates, is responsible for the implementation of the Proxy Voting Policies.

2. Service Providers: The Participating Affiliates have contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

[2]

The portfolio managers that provide investment advisory services to each of the Participating Affiliate Funds listed on Schedule 1 act under a participating affiliate arrangement between Janus Capital Management LLC and each of Henderson Global Investors Limited, Henderson Global Investors (Singapore) Ltd., and Henderson Global Investors (Japan) Ltd. (each a “Participating Affiliate” and together, the “Participating Affiliates”). Each Participating Affiliate is party to a Memorandum of Understanding with Janus Capital Management LLC, dated January 1, 2018.

Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Janus Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

3. Voting Guidelines: The Participating Affiliates have adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Janus Henderson’s approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility with respect to certain products, including the Participating Affiliates Funds. The International Corporate Governance Policy is detailed below.

3.1. International Corporate Governance Policy: International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a ‘one size fits all’ policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.3

3.2. Corporate Objective: The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed.

To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

3.3. Disclosure and Transparency: Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company’s management of corporate responsibility issues should be provided.

Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders – multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4. Boards of Directors: Janus Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

•

Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

•	Monitoring the effectiveness of the company’s governance practices and making changes as needed.

•	Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

•	Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

•	Ensuring a formal and transparent board nomination and election process.

[3]	These Principles are based on the Organisation for Economic Development (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

•	Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

•

Ensuring the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

•	Overseeing the process of disclosure and communications.

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5. Shareholder rights: All shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called “poison pills”, and the equity component of compensation schemes.

We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.

3.6. Audit and internal control: Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7. Remuneration: Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board’s policies on remuneration — and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration — so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

•	the overall potential cost of the scheme, including the level of dilution the issue price of share options relative to the market price

•

the use of performance conditions aligning the interests of participants with shareholders the holding period ie. the length of time from the award date to the earliest date of exercise the level of disclosure.

4. Voting Procedures: The procedure for casting proxy votes is as follows:

a.	Custodians notify ISS of forthcoming company meetings and send proxy materials.

b.	ISS notifies Janus Henderson of meetings via its ProxyExchange website.

c.	ISS provides voting recommendations based on the Participating Affiliates’s Proxy Voting Policies.

d.	The Governance and Responsible Investment Team consults with fund managers and analysts as appropriate.

e.	The Governance and Responsible Investment Team decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.

f.	Voting instructions are sent to custodians via the ProxyExchange website and executed by the custodians.

g.

If at any time during implementation of the above procedures a conflict of interest is identified, the matter, including proposed voting instructions, will be referred for resolution to the Janus Henderson Proxy Voting Committee (the “Committee”) via the Governance and Responsible Investment Team.

5. Shareblocking: In a number of markets in which the funds invest, shares must be suspended from trading (‘blocked’) for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients’ interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, the Participating Affiliates will vote only in exceptional circumstances.

6. Conflicts of interest: For each director, officer and employee of a Participating Affiliate (“Participating Affiliate Person”), the interests of the Participating Affiliate’s clients must come first, ahead of the interest of any Participating Affiliate and any person within the Participating Affiliate’s organization, which includes the Participating Affiliate’s affiliates.

Accordingly, each Participating Affiliate Person must not put “personal benefit”, whether tangible or intangible, before the interests of clients of any Participating Affiliate or otherwise take advantage of the relationship to the Participating Affiliate’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of a Participating Affiliate, as appropriate. It is imperative that each of the Participating Affiliates’ directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of any Participating Affiliate’s clients.

It is the responsibility of each director, officer and employee of the Participating Affiliates to report any actual conflict of interest, including any attempts to improperly influence voting decisions, to the Governance and Responsible Investment Team, who shall present any such information to the Committee. However, once a particular conflict has been reported to the Governance and Responsible Investment Team, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. To the extent a conflict of interest is reported, the Committee will review the proposed voting instructions. If the Committee believes a conflict exists and that the proposed voting instructions are not in the best interests of the clients, the Committee will refer the issue to the appropriate Chief Investment Officer(s) (“CIO”) (or the Director of Research, if such CIO is conflicted or otherwise unavailable) to determine how to vote. Otherwise, the matter will be referred back to the Governance and Responsible Investment Team to be voted in accordance with the proposed voting instructions.

Janus Capital Management LLC

Perkins Investment Management LLC

Proxy Voting Guidelines

February 2019

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except with respect to the Participating Affiliate Funds listed in Schedule 1 hereto and as otherwise noted below. Proxy votes for such Participating Affiliate Funds will be made in accordance with the Proxy Policies and Procedures attached as Annex A to the Procedures. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft- Hartley Guidelines”). Perkins Investment Management LLC has adopted the Guidelines.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including foreign issuer proxies and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers, assistant portfolio managers, and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Denver Operations Control of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager, assistant portfolio manager or analyst will submit a written rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus may abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.

For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals as determined by the proxy voting service;

•	are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);

•	fail to provide appropriate oversight of company’s risk management practices (as determined by the proxy voting service);

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•

are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);

•

are compensation committee members and the company has poor compensation practices (as determined by Janus), or adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service)

•	amend the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders.

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.

Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.

Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position; or (4) the auditors are being changed without explanation or are not named.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

14.

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

The Proxy Voting Service research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. Janus will generally vote against plans if the estimated cost is above the allowable cap and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value.

Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Other Compensation Related Proposals

15.

Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value and/or do not contain other features disadvantageous to shareholders (as determined by the Proxy Voting Service).

16.	Janus will generally vote in favor of proposals requiring the expensing of options.

17.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

18.	Janus will generally oppose proposals regarding the re-pricing of underwater options.

19.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

20.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

21.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

22.	Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

23.	Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless Janus determines problematic pay practices are maintained;

24.

Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

25.	Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes*. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

26.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

27.	Janus will generally vote in favor of proposals relating to the issuance of dividends.

28.	Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

29.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

30.	Janus will generally oppose proposals for different classes of stock with different voting rights.

31.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

32.

Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion.

33.

Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

34.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

35.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

36.	Janus will evaluate plans of reorganization on a case-by-case basis.*

37.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

38.	Janus will generally vote in favor of proposals regarding changes in company name.

39.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

40.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case- by-case basis, including any related advisory votes on golden parachutes.*

41.

Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

42.

Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

43.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

44.	Janus will generally vote in favor of proposals to require that voting be confidential.

45.

Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign), except for proposals designed to insure that the charitable giving does not violate laws on political contributions.

46.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

47.	Janus will generally vote against proposals to approve “other business” when it appears as a voting item.

48.	Janus will evaluate proposals related to proxy access on a case-by-case basis.*

Shareholder Proposals

49.

Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

50.

Janus’ first priority is to act as a fiduciary in the best financial interests of our clients. Janus recognizes that environmental, social, moral or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus strives to balance these issues in a manner consistent with our fiduciary obligations. Janus will generally vote with management on these matters unless we identify areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns. In such instances Janus will review these matters on a case-by-case basis, consistent with our fiduciary obligations to clients.

51.

For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Schedule 1

The “Participating Affiliate Funds”

Fund Name

•	Janus Henderson All Asset Fund

•	Janus Henderson Asia Equity Fund

•	Janus Henderson Dividend & Income Builder Fund

•	Janus Henderson Emerging Markets Fund

•	Janus Henderson European Focus Fund

•	Janus Henderson Global Equity Income Fund

•	Janus Henderson Global Real Estate Fund

•	Janus Henderson International Opportunities Fund

•	Janus Henderson International Small Cap Fund

•	Janus Henderson Strategic Income Fund

•	Janus Henderson Emerging Markets Equity Fund LLC

Global Proxy Voting Procedures and Guidelines

North America, Europe, Middle East, Africa, Central America, South America, and Asia

April 1, 2019

J.P.Morgan
Asset Management

Corporate Governance Policy & Voting Guidelines

C-350

Corporate Governance Policy & Voting Guidelines

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I.	JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below.

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If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase

[1]

The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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(“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

For certain commingled funds that are index replication portfolios, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds. Additionally, where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s recommendation if JPMAM’s guidelines require case by case determination. For separate accounts utilizing the Global Bank Opportunities strategy, JPMAM will delegate its proxy voting to the Independent Voting Service.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

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E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action: removing certain JPMAM personnel from the proxy voting process; “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•

a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

C-355

Corporate Governance Policy & Voting Guidelines

J.P. Morgan Asset Management (Singapore) Limited

JF International Management Inc.

J.P. Morgan Private Investments, Inc.

Bear Stearns Asset Management

C-356

Corporate Governance Policy & Voting Guidelines

II.	Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

A.	North America

1.	Board of Directors

A.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2)

adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)

are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4)

ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

6)	are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.

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7)	are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.

8)

are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)

are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)

are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11)	demonstrated history of poor performance or inadequate risk oversight.

12)	and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.

13)

chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.

14)	for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

B.	CEO Votes

Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C.	Proxy Access

Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 5% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.

We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.

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2.	Proxy Contests

A.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

B.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

•	Majority of board composed of independent directors,

•	Nominating committee composed solely of independent directors,

•	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

•	Absence of superior voting rights for one or more classes of stock,

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•	Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and

•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

B.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

•	Annually elected board,

•	Majority of board composed of independent directors,

•	Nominating committee composed solely of independent directors,

•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

•	Absence of superior voting rights for one or more classes of stock,

•	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

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E.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

A.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

C.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

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E.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

A.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

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B.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

C.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

D.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

E.	Hedging / Pledging of Securities

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

F.	Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G.	Board Composition

We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and ethnic diversity. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.

H.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

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Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

I.	Board Size

Vote for proposals to limit the size of the board to 15 members.

J.	Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

A.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

B.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

C.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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E.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

F.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

G.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

I.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

J.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

K.	Exclusive Venue

Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8.	Capital Structure

A.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

B.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

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C.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

G.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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I.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

A.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

B.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

C.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

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Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

D.	Say on Pay – Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.

In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.

Say on Pay – Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

E.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

F.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

G.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar

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amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

H.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

I.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.

J.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

K.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

L.	Recoup Bonuses

1.

Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

2.

Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.

M.	Two Tiered Compensation

Vote against proposals to adopt a two tiered compensation structure for board directors.

10.	Incorporation

A.	Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B.	Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

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11.	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B.	Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

C.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

D.	Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.	Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F.	Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H.	Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact

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of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—

Issuer Considerations

•	Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations

•	capital deployment of the company

•	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

•	corporate behavior of the company, including whether senior management is incentivized for long-term returns

•	demonstrated capabilities of the company, its strategic planning process, and past performance

•	current level of disclosure of the company and consistency of disclosure across its industry

•	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

•

would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

•

does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices

•	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

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In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

A.	Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

B.	International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

C.	Promote Human Rights

Vote case-by-case on proposals to promote human rights.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

D.	Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

E.	Animal Rights

Vote case-by-case on proposals that deal with animal rights.

F.	Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G.	Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

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H.	Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

I.	High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

J.	Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

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What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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B.	Europe, Middle East, Africa, Central America and South America

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I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

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Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

Responsibility for the formulation of voting policy in each region rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies and to provide a focal point for corporate governance issues. Each Committee is composed of senior analysts, portfolio managers, governance professionals, and can call upon members of legal and compliance, or other specialists, as appropriate. Committees meet at least quarterly, or more frequently as circumstances dictate. Each regional Committee reports, in turn, to a Global Proxy Committee, chaired by the Global Head of Equity, which has overall responsibility for our approach to governance issues worldwide, and for ensuring that regional policies comply with the firm’s global governance principles.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, corporate governance specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. Full details of our Stewardship and Engagement Policy are contained in Part III of this document.

JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Sustainability

JPMAM believes that non-financial issues, such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations. Full details are contained in Part IV of this document.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.

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In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

J.P. Morgan Asset Management

London Proxy Committee

January 2019

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II.	VOTING GUIDELINES

1.	REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.

Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.

see Compensation

2.	DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

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3.	BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.

Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

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Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce.

See Remuneration Report

Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

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Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.

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SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.	COMPENSATION

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.

Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

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Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the

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shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

5.	AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.

Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

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Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

see Audit Committee

6.	ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

7.	MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

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As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.	RELATED-PARTY TRANSACTIONS

Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

9.	VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.

Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

10.	OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of

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a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.

JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered as primary when determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Social and Environmental policy.

see Social and Environmental

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

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J.P. Morgan Asset Management

London Proxy Committee

January 2019

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III.	STEWARDSHIP AND ENGAGEMENT

J.P. Morgan Asset Management (‘JPMAM’) recognises its wider stewardship responsibilities to its clients as a major asset owner. To this end, we support the revised FRC Stewardship Code and the EFAMA Stewardship Code, which set out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses these Codes for its UK and European investments, and supports the Principles as best practice elsewhere. We believe that regular engagement with the companies in which we invest is central to our investment process and we also recognise the importance of being an ‘active’ owner on behalf of our clients. Our approach to the seven Principles of the FRC Code and how we apply them are set out below.

Institutional investors should:

1.	Publicly disclose their policy on how they will discharge their stewardship responsibilities.

JPMAM’s primary activity in the investment chain is as an asset manager for both institutional and retail clients. Although we manage our equity portfolios using a number of different investment processes, we are predominantly a long-term active investor. Our aim is to produce the best risk-adjusted returns that align with our clients’ objectives.

We take a research-driven approach to sustainable investing. Although the precise methodology is tailored to each investment strategy, we believe Environmental, Social and Governance (‘ESG’) considerations, particularly those related to governance, can play a critical role in long-term investment strategy. As an active investment manager, engagement is an important and ongoing component of our investment process, and we view frequent and direct contact with company management as critically important. When considering investment options, we supplement our proprietary thinking with research from a variety of third-party specialist providers and engage directly with companies on a wide array of ESG issues. Our governance specialists regularly attend scheduled one-on-one company meetings alongside investment analysts to help identify and discuss relevant issues.

JPMAM’s investors and corporate governance specialists undertake four broad areas of activity, with the aim of identifying and mitigating ESG risk in our portfolios:

i)	Analysis of the ESG profiles of the companies in which we invest, in order to identify outliers requiring further engagement;

ii)	Engagement with investee companies, in order to understand issues and promote best practice;

iii)	Informed, investor-led proxy voting;

iv)	Reporting to clients

Engagement with companies takes place on a wide range of issues, including strategy, performance, risk, capital structure, and corporate governance issues including strategy, performance, risk, capital structure, and corporate governance issues including board and oversight structures, skills and diversity, culture and remuneration. JPMAM does not outsource any of its engagement activity. Proxy votes are assessed on a case-by-case basis by governance specialists in conjunction with the analyst or portfolio manager where appropriate.

Where a company deviates from the UK Corporate Governance Code (or equivalent overseas codes, where they exist), JPMAM will always give due consideration to the explanation where it is given.

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Copies of our Corporate Governance Policy are available on request, or to download from our website:-

https://am.jpmorgan.com/uk/institutional/corporate-governance

Although these policies apply primarily to investments in the UK and Europe and therefore principally concern accounts managed from the London office, our offices in New York, Tokyo and Hong Kong have similar guidelines, consistent with local law and best practice in these different jurisdictions. Full details are available on request.

2.	Have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

As part of our broader Safeguard Policy, JPMAM has established formal barriers designed to restrict the flow of information between JPMC’s securities lending, investment banking and other divisions to JPMAM’s investment professionals, as well as in order to maintain the integrity and independence of our proxy voting decisions and engagement activity. We have established physical and electronic information barriers which are designed to prevent the exchange or misuse of material, non-public information obtained by various “insider” businesses of JPMC Group. Employees within an “insider” business unit are prohibited from passing on sensitive information to those in an “outside” business unit who cannot access the information. The overarching principle of JPMAM is that it is considered to be a “public area” that invests and trades in securities based upon publicly available market information and, therefore, if any member of JPMAM anywhere in the world is made an “insider”, this restricts the firm globally and may not be in the interests of its clients. Occasionally, inside information may be received, for instance, as part of a pre-sounding for a forthcoming issue of securities. In these instances, we will apply our wall-crossing procedures. However, the period for which JPMAM is an insider should be as short as possible.

Before the start of any meeting or conversation we well make clear to brokers and issuers that, if they inadvertently make JPMAM “insiders”, it will be detrimental to the ongoing relationship. It is therefore a condition that, where JPMAM is made an insider, the broker (or other person) providing the information should give JPMAM the opportunity to decline before being provided with any such information. Where JPMAM is made “inside”, the individual(s) in receipt of such information must contact Compliance immediately. Transactions in the securities of the issuer are prohibited with immediate effect, as well as recommendations of transactions for clients or own personal accounts, and impacted securities are placed on a “Banned List” where trading activity is systematically restricted globally across the JPMAM group. These restrictions are only lifted either once the transaction has been made public, or when confirmation has been received that the information is no longer relevant.

Typical conflicts include where a JPMorgan Affiliate, or another member of the JPMC Group may be involved in a transaction, or have a material interest or relationship with, an investee company, or where JPM personnel sit on portfolio company boards, or where we are casting proxy votes in respect of ‘own’ funds, or inhouse investment trusts. In these situations, we will seek guidance from our Compliance Department and/or call upon an independent third party to make the voting decision.

The full policy document relating to conflicts of interest is available to download from our website:

https://am.jpmorgan.com/uk/institutional/frc-stewardship-code

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3.	Monitor their investee companies.

JPMAM has over 1,200 investment professionals, including over 200 career analysts, tasked with monitoring and engaging with companies and constructing our clients’ portfolios. They are supported by teams of corporate governance specialists, located in the ‘front office’ in order to better interact with investors regarding governance and stewardship issues. Within equities, this currently comprises three professionals in London, two in New York, and two in Asia. We have also nominated ESG co-ordinators and points of contact within other asset classes, including our fixed income and global real assets divisions. We undertake several thousand company visits and one-to-one meetings each year, as well as several hundred meetings specifically to discuss ESG issues.

In London, the team maintains a proprietary database containing detailed governance models for over 700 Pan-European companies, including all FTSE100 and selected FTSE250 and other companies, which evolve over time as we engage with companies and understand issues.

These models are updated regularly, and notes of engagements with companies are retained in order to form a clear audit trail. The corporate governance team also has full access to our main Research Notes database, and publishes notes and company profiles where appropriate which are available to all of our investment professionals. For analyst-driven investment processes in London, these models are used to generate proprietary ESG rankings and ratings, which are incorporated into analysts’ models and stock rankings.

Where JPMAM deems it appropriate, we will enter into active dialogue with companies, except to the extent that we may risk becoming insiders or coming into receipt of material, non-public information, which may preclude us from dealing in the shares of the company concerned (although appropriate wall-crossing procedures do exist, if deemed in the best interests of our clients).

Where appropriate, JPMAM will attend key AGMs where we have a major holding, although it should be noted that JPMAM votes at nearly 8,000 shareholder meetings a year in 80 markets worldwide and, clearly, this is not practicable except in very exceptional circumstances.

4.	Establish clear guidelines on when and how they will escalate their stewardship activities.

JPMAM has established clear guidelines on how we escalate our engagement activities in order to protect our clients’ interests. We meet routinely with the senior executives of our investee companies at least annually; in the event that we are not satisfied with either their responsiveness or strategy, we may seek to meet with the chairman or other independent director(s), or express our concerns through the company’s advisers. Where appropriate, we will hold joint engagement meetings with other investors who share our concerns. We may also use our proxy votes in order to try and bring about management change. In extremis, we will consider submitting a shareholder resolution, or requisitioning an EGM in order to bring about change, or to protect our clients’ interests. We also reserve the right to sell out of a stock completely if the company is unresponsive, if we feel that is in the best interests of our clients.

Decisions to escalate will always be made on a case-by-case basis, in conjunction with the analyst and/or portfolio manager, taking into account the materiality of risk in our view, combined with the direction of travel on the issue as a result of our engagement.

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Catalysts for further engagement can include escalating concerns over management failure in relation to strategy, or a lack of responsiveness in relation to succession planning or board composition, typically where we feel boards are not sufficiently independent, or do not have the right diversity of skills, background and experience.

Material concerns over executive compensation can also be a trigger for escalation, especially where issues persist over more than a year, or where we have been involved in a pay consultation, and our concerns have been ignored. Other triggering events can include a company being added to an alert list by one of our specialist third-party providers, for example where a company is subject to legal fines or censure, or allegations of bribery and corruption, or where a pollution event, or other environmental issue arises.

5.	Be willing to act collectively with other investors where appropriate.

Subject to applicable laws and regulations in the relevant jurisdictions, JPMAM frequently works with other investors in collective engagement exercises with companies where appropriate (for example under the auspices of the UK Investor Forum and other formal and informal bodies), in order to enhance the effectiveness of our engagement. Circumstances where such collective engagement takes place include board succession planning, remuneration and AGM-related issues, as well as broader strategy issues. The named contact for this purpose is available on the Stewardship page of our website.

6.	Have a clear policy on voting and disclosure of voting activity.

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based on our reasonable judgment of what will best serve the long-term interests of our clients. So far as is practicable we will vote at all of the meetings called by companies in which we are invested. We treat every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate.

JPMAM votes at nearly 8,000 shareholder meetings each year, in more than 80 markets worldwide. We endeavour to vote in all markets, wherever possible, unless there are certain technical reasons in overseas markets which preclude us from voting, such as share-blocking or power of attorney requirements, or unless there is a conflict of interest, in which case we may be advised not to vote by our Compliance Department. Votes are investor-led and made on a case-by-case basis, and we do not always support the board. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

We have comprehensive proxy voting policies in each region, covering the United States, the UK & Europe, and Asia Pacific & Emerging Markets, consistent with law and best practice in these different locations. As standards of corporate governance vary widely in overseas markets, we have adopted a principles-based, rather than rules-based approach to voting in international markets, based on local corporate governance codes (where they exist) and internationally recognised standards, such as OECD Guidelines and the guidance of the International Corporate Governance Network (ICGN).

Our voting policy as it relates to UK companies is based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. We are also a member of the UK Investment Association (IA), and take their principles and guidance into account when implementing our policy. If a company

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chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

JPMAM retains the services of the ISS voting agency, although its analyses form only the ‘base case’ voting recommendation and we will frequently take a differing view, based on the results of our engagement activity or our own insights. We also retain the services of MSCI and ISS-Ethix SRI Advisors to assist us with weapons screening and certain social and environmental issues for interested clients.

A decision to vote against can be triggered by a recommendation from our service providers, or concerns from the analyst or portfolio manager, or where a company has been identified as an outlier or lagging its peers, or has been unresponsive in our request to engage. A decision to vote against management or abstain, or to override the recommendations of our voting agent or our proxy voting policy, is always documented, along with a rationale for that decision. Except where a holding is de minimis, we endeavour to inform the company of our decision in advance, in order to give them the opportunity to discuss the issues with us prior to voting.

Overall responsibility for the formulation of voting policy rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies, and to provide an escalation point for voting and corporate governance issues. The Committee is composed of senior analysts, portfolio managers and corporate governance specialists and can call upon members of legal and compliance, or other specialists, as appropriate. There are equivalent Committees in each region which report, in turn, to a Global Proxy Committee, chaired by our Global Head of Equities.

JPMAM has disclosed its proxy voting and engagement activity to its clients for many years. We also disclose selected voting highlights and engagement activity, as well as our detailed voting record, publicly on our website. These can be viewed by following the link:-

https://am.jpmorgan.com/uk/institutional/frc-stewardship-code

JPMAM and its clients may participate in stocklending programmes. It is not the policy of JPMAM to recall stock on loan for routine votes, where the revenue from lending activities is deemed to be of more value to the client than the ability to vote. However, we will recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote. It should be noted that some of our clients participate in third-party lending arrangements directly with their custodians, which may be invisible to JPMAM.

7.	Report periodically on their stewardship and voting activities.

JPMAM maintains a clear record of its proxy voting and engagement activity. We also produce detailed quarterly voting and engagement activity reports for our clients, and publish summary information on our public website. These reports provide qualitative as well as quantitative information, including commentary on our activities in relation to proxy voting, engagement, market developments and social and environmental issues.

The proxy voting function is independently verified by our external auditor as part of the ISAE 3402 review, and oversight of our broader engagement process is also verified in accordance with AAF 01/06 as part of the monitoring stipulated by our UK investment trusts.

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JPMAM believes that public disclosure of certain ongoing engagement with companies would be prejudicial to that engagement activity and would not be in the best interests of our clients. In these circumstances, we may decide not to disclose that activity publicly, or refrain from reporting until after the event.

The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here:

https://am.jpmorgan.com/uk/institutional/frc-stewardship-code

Or follow the link to the FRC website:

https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Stewardship-Code/UK-Stewardship-Code-statements.aspx

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IV.	SOCIAL AND ENVIRONMENTAL

Clients entrust us to manage their portfolios and rely on our deep knowledge of markets, industries and companies. Our investment professionals engage with company management on an ongoing basis to evaluate the drivers of performance, which often include relevant ESG factors. We strive to integrate ESG factors across our investment platforms and increase the transparency around this to our clients. Through our global expertise and industry access, we identify key sustainable investing trends and share best-in-class capabilities from investment approaches to measurement.

JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders in the long-term, as well as broader society and the environment.

We have adopted a positive engagement approach to social, environmental and sustainability issues. Thus, specific assets or types of assets are not excluded from portfolios explicitly on social, environmental or ethical criteria (unless specifically requested by clients, or required by local legislation). Rather, analysts take such issues into account as part of the mainstream analytical and stock selection process.

Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues such as social and environmental factors have the potential to impact the share price, as well as the reputation of companies. Specialists within the ESG Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with non-executive directors, or Corporate Social Responsibility (‘CSR’) specialists (where they exist), or via the company’s broker. Our engagement activity is reported to clients on a quarterly basis.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as ‘unfriendly’.

We expect major listed companies in particular to have established a CSR Committee or similar body with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

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Controversial	Weapons

The only exception to this approach is where investment in a particular sector or activity is prohibited by clients or by local legislation. Investment in landmines, cluster munitions and depleted uranium armour and ammunition (so-called ‘controversial weapons’) is prohibited in certain European jurisdictions and, as a result, these names are excluded from our fund range. Full details are available on request.

Climate	Change and Carbon Disclosure

Scientific research finds that an increasing concentration of greenhouse gases in our atmosphere is warming the planet, posing significant risks to the prosperity and growth of the global economy. In meeting our clients’ needs, we consider a variety of global market risks and investment objectives, including a wide range of environmental risks and impacts they may pose to long-term portfolio returns. We recognize that climate change may create investment risk and opportunity across the various entities in which we invest on behalf of our clients, and companies that fail to manage these risks may subject shareholders to losses. To this end, we now have the capability to calculate the carbon footprint of individual equity portfolios, in order to assist portfolio managers and respond to client questions on carbon emissions.

Climate policy risk has gained focus more recently as climate change-related laws and regulations emerge globally. For further details on our approach to these issues, please see our Investment Perspective on Climate Risk document, copies of which are available to download on our public website.

Principles	of Responsible Investment

J.P. Morgan Asset Management is a signatory to the United Nations-supported Principles of Responsible Investment (‘PRI’), which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure. The Principles and how we deal with them are set out below:

1.	Incorporate ESG into investment analysis and decision-making

JPMAM has a dedicated ESG team in London, located in the ‘front office’ in order to better advise analysts and portfolio managers regarding ESG issues. The ESG Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify outliers. This then drives our proxy voting and engagement activity. This engagement is ongoing and does not only occur at the time of an AGM. Fund managers in each region take non-financial issues into account as part of the investment process where they have the potential to impact the valuation. For investment processes managed in London, our proprietary ESG scores are incorporated into analysts’ ratings and stock rankings.

2.	Be active owners and incorporate ESG into ownership policies and practices

Investment managers in all locations undertake regular contact with senior managers of investee companies to discuss issues and promote the interests of our clients. Investment professionals in all locations also have access to specialist ESG data and resources, in order to assist them in their investment decisions. JPMAM also votes at nearly 8,000 AGMs in over 80 markets worldwide. Votes are investor-led and made on a case-by-case basis. There are ESG policy documents available for each region, as well as a Global Policy, all of which are updated at least annually.

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3.	Seek appropriate ESG disclosure in investee companies

JPMAM participates in a number of initiatives aimed at improving transparency and disclosure at investee companies, as well as stock exchanges, regulators and other bodies worldwide. As investors, we continually scrutinise companies’ Corporate Governance and Corporate Social Responsibility reports and encourage appropriate levels of disclosure.

4.	Promote the Principles

JPMAM works both independently and with trade associations and other industry bodies, as well as other formal and informal networks, to promote the Principles within the industry.

5.	Work together to enhance effectiveness

We also participate in joint investor networks such as ICGN, as well as engagement activity under the auspices of various local trade bodies, in order to enhance our effectiveness. Where appropriate, we also work with our competitors in collective engagement exercises with companies on ESG issues.

6.	Report our activities

JPMAM produces detailed quarterly ESG activity reports for all of its clients, and also publishes summary information on its public website.

Partnerships and Affiliations

JPMAM is also a member of, or participant in, a number of industry initiatives in the Social and Environmental space. For further information, see the dedicated ESG page on our website, where you can download additional material on issues, including our approach to climate change:

www.jpmorgan.com/esg

For more details of the policies of our parent JPMorgan Chase & Co, please visit their dedicated ESG page by following the link:-

www.jpmorganchase.com/corporate/About-JPMC/esg

Produced by:

Robert G Hardy

Managing Director

Head of Corporate Governance

+44 20 7742 5736

robert.g.hardy@jpmorgan.com

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Version 21.00

Published January 2019

For Investment Professional use only – not for retail use or distribution

This document has been produced for information purposes only and as such the views contained herein are not to be taken as an advice or recommendation to buy or sell any investment or interest thereto. Reliance upon information in this material is at the sole discretion of the reader. Any research in this document has been obtained and may have been acted upon by J.P. Morgan Asset Management for its own purpose. The results of such research are being made available as additional information and do not necessarily reflect the views of J.P.Morgan Asset Management. Any forecasts, figures, opinions, statements of financial market trends or investment techniques and strategies expressed are unless otherwise stated, J.P. Morgan Asset Management’s own at the date of this document. They are considered to be reliable at the time of writing, may not necessarily be all-inclusive and are not guaranteed as to accuracy. They may be subject to change without reference or notification to you. Both past performance and yield may not be a reliable guide to future performance and you should be aware that the value of securities and any income arising from them may fluctuate in accordance with market conditions. There is no guarantee that any forecast made will come to pass.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide. You should note that if you contact J.P. Morgan Asset Management by telephone those lines may be recorded and monitored for legal, security and training purposes. You should also take note that information and data from communications with you will be collected, stored and processed by J.P. Morgan Asset Management in accordance with the EMEA Privacy Policy which can be accessed through the following website http://www.jpmorgan.com/pages/privacy.

Issued in Continental Europe by JPMorgan Asset Management (Europe) Société à responsabilité limitée, European Bank & Business Centre, 6 route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, R.C.S. Luxembourg B27900, corporate capital EUR 10.000.000.

Issued in the UK by JPMorgan Asset Management (UK) Limited which is authorised and regulated by the Financial Conduct Authority. Registered in England No. 01161446. Registered address: 25 Bank St, Canary Wharf, London E14 5JP, United Kingdom.

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I.	Corporate Governance Principles

J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.

We have set out herein the main principles which underpin our corporate governance policies and proxy voting activities. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:

Board and Director Responsibilities

Companies should be headed by an effective and responsible board, whose function is to drive the long term success of the company. It should establish the company’s purpose, strategy and values, and define and embody its culture. It should be able to make decisions on behalf of all shareholders, separate from the individual interests of management or controlling shareholders. The board should set strategic objectives and oversee operational performance. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of the company and its shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.

Shareholder Rights

Shareholders should have the opportunity to participate and vote in general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.

Equitable Treatment

All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.

Role of Stakeholders

Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.

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Disclosure and Transparency

Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.

Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support, as long as it meets the standards set out in this document. We are members, inter alia, of the Council of Institutional Investors (CII), the International Corporate Governance Network (ICGN), and the Asian Corporate Governance Association (ACGA), and as such, we take guidance from these groups. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.

II.	Policy and Procedures

Proxy Committee

The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to review JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior personnel from our Investment and Corporate Actions teams, supported by specialists from Legal, Compliance and other relevant groups. The Committee meets quarterly and reports into the IM Asia Risk and Controls Committee, as well as the firm’s Global Proxy Committee. The Global Proxy Committee, chaired by the Global Head of Equity, has overall responsibility for our approach to governance issues worldwide, and for ensuring that all regional policies comply with the firm’s global governance principles.

Proxy Voting

Where authorized to do so, JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset. We vote proxies of shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients. Voting is investor-led and is decided on a case by case basis. So far as is practicable, we vote at all meetings called by companies, in which we are invested.

To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our research insights. Records of our voting activities are maintained by our Corporate Actions group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.

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Certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to exercise our voting responsibilities on clients’ behalf.

We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into improved shareholder returns.

Stewardship and Engagement

As long term owners, active monitoring of company performance and corporate strategy is an essential component of our stewardship. To discharge these responsibilities, we seek to engage actively with the companies in which we invest, to keep abreast of strategic and operating developments and to ensure that our clients’ interests are represented and protected. Where appropriate, our governance specialists will convene meetings with company representatives at boardroom level to debate issues of particular concern. Full details of our stewardship policies and engagement activities are available for download from our website.

Sustainability

JPMAM believes that, in addition to their legal obligations, companies should act in a socially responsible manner. Non-financial environmental and social issues have the potential to seriously impair the economic value of our investments, as well create significant reputational damage. We expect the companies, in which we invest, to behave in an ethical and responsible manner, observing their wider obligations to the societies in which they operate, and to the environment. Companies will only thrive in the long term if they put sustainability at the heart of their governance processes. Details of our approach to Environmental and Social issues are contained in the Appendix to this document.

Conflicts of interest

JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. Procedures are in place to make sure these conflicts can be identified, managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services at that company, or where JPMC connected personnel may sit on this or related company boards.

In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.

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Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Corporate Actions group and is available to clients upon request.

III.	Policy Voting Guidelines

1.	Report and Accounts

Annual Report

Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering inter alia, corporate strategy, operating activities, financial conditions and risk management should accurately detail the company’s position, performance and prospects.

The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non- compliance.

Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.

Remuneration Report

Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long term growth of the company. As such, ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and this is not yet standard practice in Asia.

At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. In the event that remuneration awards fall outside our guidelines, we will endeavor to seek an explanation from the company, and may vote against remuneration reports or members of the Remuneration Committee, if satisfactory explanations are not forthcoming.

Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time and not be continually updated and amended. We would expect votes on remuneration policies to occur every three years, and will seek explanations where companies feel the need to propose changes more frequently. Shareholders should expect clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.

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2.	Dividends

Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long term prospects and solvency.

3.	Board and Directors

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive members. The board is where strategic decisions are made, governance is exercised and risk is overseen. Boards should be comprised of competent, high calibre individuals with the necessary mix of skills and experience to provide objective oversight of management. JPMAM believes that diverse and inclusive boards foster constructive challenge, guard against “group think” and lead to better decision making. We therefore welcome policies that focus on diversity as a key part of board recruitment and planning.

JPMAM is generally in favor of unitary boards, as opposed to tiered board structures, but we note that board structures differ according to jurisdictions and legal traditions. In general we find that unitary boards are the most effective governance structure. With a tiered structure, there is a risk that upper tier supervisory directors can become remote from the specifics of the business, while lower tier directors can lack contact with outsiders of relevant and broad experience. But irrespective of the structure, no director should be excluded from the requirement to submit him/herself for re-election on a regular basis. The ability to shape the composition of boards via the proxy voting mechanism is a visible means for shareholders to exercise their ownership responsibilities.

JPMAM believes that one of the key functions of a board is to set a company’s values and standards, and to create a corporate culture geared to long term sustainable performance. Culture is a key ingredient in the long term success of the company. Moreover the standards of behavior set by the board should resonate throughout the broader organization. We believe there are strong links between high standards of governance, a healthy and robust corporate culture, and superior shareholder returns.

Board Independence

JPMAM believes that a strong independent board is essential to the effective running of a company. The number of independent directors on a board should be sufficient so that their views carry weight in the board’s decision-making processes. Where possible, we would prefer that the majority of members on a board should be independent to encourage the broadest representation of views.

Tests applied to determine “independence” differ from jurisdiction to jurisdiction. In Asia this issue is particularly contentious, given the family relationships that tend to predominate within corporate entities, and the region’s close-knit business culture. We believe that non-executive directors cannot be considered truly independent for the purposes of board or committee composition, if any individual:

•	Is, or has been, an employee of the company or group within the last five years;

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•	Has, or has had a material business relationship with the company, either directly or as a partner, director, or senior employee of a body providing such services;

•	Has close family ties with any of the company’s advisors, directors, or senior employees;

•	Represents a significant shareholder;

•	Has served on the board for more than nine years from the date of first election.

Where we believe there to be an insufficient number of independent directors on a board, we will consider voting against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.

Boards should create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should generally be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.

In instances where a company does not have an independent Chairman or a designated lead director, and where a satisfactory explanation has not been provided, JPMAM will consider voting against the re-election of the Chairman, and other directors, at shareholder meetings.

Board Size

Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually deemed too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees.

Board Diversity

JPMAM is committed to the principle of diversity where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit. Recruiting individuals with unique experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. , We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies, and we will press for evidence of this as we engage with them to fulfil our stewardship responsibilities.

Board Committees

To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to independent committees. The

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Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with a specialist financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and maintaining formal and transparent arrangements for the selection, appointment and re-appointment of directors to the board. The Committee should report on its activities to shareholders in the Annual Report.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Committee should report on its activities to shareholders in the Annual Report. See Remuneration Report above.

Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this committee should give a summary of its activities in the Annual Report.

Director Independence

A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest, and has not been employed in an executive capacity by the company for at least the previous five years.

A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for annual re-election.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances.

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Multiple Directorships

To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold a higher number of directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.

For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.

Meeting Attendance

Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.

Directors’ Liability

In certain markets, shareholders are asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.

Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

4.	Remuneration

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. Special provisions whereby additional payment becomes due, in the event of a change of control, are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of directors’ service contracts vary enormously: to this end, JPMAM will take into account local market practices when making judgments in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director Remuneration

The key purpose of remuneration is to attract, retain and reward key personnel who are fundamental to the long term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any

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one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. At a senior executive level, remuneration should contain both a fixed element—set by reference to the external market—and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.

Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Compensation arrangements should provide for an alignment between managers and shareholders across the cycle, and due consideration should be given to arrangements, such as bonus claw-backs, to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board and company managements. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).

We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary and benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and shares deferred for a defined period of time. Bonus “malus” and/or claw-back arrangements should be a feature of any variable compensation scheme.

For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance

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criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period. There should be no award for below-median performance, and awards for at- median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.

All incentive plans should be clearly explained and disclosed to shareholders, and put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

JPMAM will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We also favor simplicity, both in the number of variable incentive schemes and in their structure. We will vote against payments which we deem are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging, and how they align the interests of recipients with the long term interests of shareholders.

Pension Arrangements

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.

Non-Executive Director Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board.

5.	Auditors

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. JPMAM will vote against the appointment or re- appointment of auditors who are not perceived as independent. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.

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Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.

Auditor Remuneration

We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, particularly if no explanation is given to shareholders.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

6.	Capital Management

Issue of Equity

Company law requires that shareholder approval be obtained to increase the share capital of a company, but any new issue of equity should take into account expected levels of dilution. We will generally vote in favor of equity increases which enhance a company’s long term prospects, but we will vote against issuance terms that we consider excessively dilutive.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).

As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.

We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.

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When seeking shareholder approval for a general mandate, we would expect a company to provide the following details:

•	An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,

•	Details of placements made under the general mandate during the preceding three years,

•	Details of alternative methods of financing that may have been considered by the board.

In particular JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defence tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.

Issue of Debt

JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defence.

Share Repurchase Programs

JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.

7.	Mergers and Acquisitions

Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios.

JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties – see below – we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.

8.	Related Party Transactions

Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

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According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

9.	Voting Rights

JPMAM believes in the fundamental principle of “one share, one vote”. The right to vote at shareholder meetings is the central mechanism through which shareholders can exercise their rights as owners of an entity. Moreover it underpins effective stewardship. We believe that granting special voting rights to certain stakeholders, or permitting voting rights that are disproportionate to a shareholder’s effective economic interest is detrimental to the efficient functioning of markets. At the very least it, it prevents less favored ordinary shareholders from holding managements and boards to account for the use of their capital.

Where possible we will vote to phase out all classes of shares, which either grant special voting rights to certain stakeholders, or permit voting rights that are disproportionate to a shareholder’s effective economic interest. And we will oppose all attempts to introduce new share classes with weighted voting rights (or no voting rights at all!). We are opposed to all mechanisms that skew voting rights, such that one share does not equal one vote. Directors should represent all shareholders equally and voting power should be held in direct proportion to a shareholder’s economic interest in the company.

Where listing rules permit weighted or skewed voting rights to take effect, we will lobby for the introduction of additional safeguards to protect the interests of minority shareholders. As with controlling shareholders, minority shareholders should be protected from abusive actions by shareholders with superior voting rights, and should have effective means of redress.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing management.

9.	Environmental and Social Issues

Companies should conduct their business in a manner which recognizes their responsibilities to employees and other stakeholders, as well as to the environment and broader society. More information on our approach to Environment and Social issues is included as an Appendix to this document.

JPMAM reviews all shareholder proposals concerning environmental and social issues. In normal circumstances, the consideration of such issues within the normal course of business is the duty of management and the board. Nevertheless, from time to time, a company’s response to the circumstances of a particular environmental or social issue may have wider ramifications. In these cases, the economic effects are considered as primary when determining our vote.

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Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Environmental and Social policy framework.

See Appendix—Environmental and Social

10.	Other Corporate Governance Matters

Poison Pills

Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.

Any amendments to a company’s Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.

Shareholder Resolutions

Whilst we recognize the importance of the rights of shareholders to submit proposals to general meetings, we will not support those which are frivolous, or which have otherwise been addressed adequately by management or the board within their remits. But where such proposals demonstrably enhance shareholder rights, or are in the long term interest of all shareholders, they will receive our support.

Charitable Donations

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

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Political Donations

JPMAM does not support the use of shareholder funds for political purposes.

J.P. Morgan Asset Management

Asia ex-Japan Proxy Committee

February 2018

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D.	Japan

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Basic Policy on Corporate Governance

JPMorgan Asset Management (Japan) Ltd adopted the Japanese version of the Stewardship Code in May 2014; subsequently in August 2014, we disclosed the steps we follow with regard to the 7 principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors. We now fully endorse the revised version of the Stewardship Code introduced in May 2017.

We also positively evaluate the Corporate Governance Code effective from June 2015, which we believe will serve to further enhance corporate governance in Japan.

J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.

1.	Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the long term.

2.	Proxy voting principles

•	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

•	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

•

It should be noted that AMJ scrutinises every proxy on a case-by-case basis, keeping in mind the best economic interests of our clients. We seek an improvement in the long term earnings or a prevention of deterioration in earnings of the company concerned.

•

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions. If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

•

Our engagement with a company as a shareholder is not limited to voting at the shareholders’ meeting. In the course of meetings with company management, we encourage the exercise of sound management with due consideration for social, environmental and ethical issues and engagement with shareholders. For example, if an accident / incident or corporate misconduct which could negatively impact the company’s economic value occurs, we will seek the implementation and announcement of improvement plans and timely disclosure to shareholders as deemed appropriate.

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•

We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing long term investment returns for our clients. Therefore, we ask the companies to be open to having investor engagements. Where we believe companies have continuously been reluctant to engage with investors on key management issues, we will consider voting against the re-election of the representative director(s) or the director in charge.

•

If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

This document provides the proxy voting guidelines and policy. It is also meant to encompass activities such as engagement with company management. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important.

31st March 2019

JPMorgan Asset Management (Japan) Ltd.

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Voting Guidelines

1.	Distribution of income/Dividends and share buybacks

As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.

The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.

If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal unless the company has stated its intention of moving to quarterly dividend payments.

2.	Boards and Directors

Election of Directors

We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election

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of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

Number of Directors

Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office

Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure

We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO

AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors/Composition of the Board of Directors

We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company. Therefore, unless one third or more of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. We would like to note that this threshold of one third or more is not the final goal, and in our view, it is desirable for the board to have majority external directors. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.

We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. We expect companies to have due regard to issues such as diversity and consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality or seniority of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. We also expect companies to consider diversity in its widest sense, both at

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the board level and throughout the business such as the senior management tier. We seek to deepen our understanding of the board structure through our engagement with companies.

Independence of external directors

Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external director.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•

Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

•	An external director whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors

In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors

We will generally support the election of statutory auditors. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities.

Independence of external statutory auditors

Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external statutory auditor.

•	Was or is employed at an affiliate company

•	Was or is employed at a large shareholder or major business partner

•

Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

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•	An external statutory auditor whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to candidates for alternate external statutory auditors.

3.	Director’s Remuneration

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

•	Golden parachutes

•	Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options

Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants. We will vote against the proposal if the terms are unclear. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award. We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options. Transaction bonuses, or other retrospective ex-gratia payments, should not be made. In general, we will not support a proposal where the dilution from existing schemes and the new program requiring AGM approval exceeds 10%. AMJ believes that external directors and external statutory auditors, as well as third parties such as clients should not be participants in incentive schemes.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the stock option program, we may oppose the re-election of directors.

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4.	Appointment of external audit firms

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability

Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

5.	Poorly performing companies

During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

6.	Efforts to improve capital efficiency

We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.

7.	Anti-social activities

This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

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8.	Cross-shareholdings

This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.

We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.

9.	Adoption of anti-hostile takeover measures

AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

10.	Capital Structure

Issue of classified stock

We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital

AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

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If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds

AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs

AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

11.	Mergers / Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

12.	Social and Environmental Issues

JPMAM is a signatory to UN PRI based on the belief that due consideration of ESG issues as part of the investment process of evaluating companies is essential in terms of the preservation and creation of shareholder value over the mid to long term. Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. The approach to ESG of investee companies and those companies we research will impact their mid to long term earnings and can impact their reputation; thus, we ask companies to disclose sufficient information on environmental and social issues based on their long-term business strategy in order to make investment decisions reflecting an ESG assessment.

We do believe, however, that where sustainability issues are the subject of a proxy vote, a distinction needs to be made between shareholder proposals which are being used by activist groups to target companies as a means of promoting single-issue agendas which can impair shareholder value and limit the power of management, and those which are constructive with the aim of improving the society and the environment in a meaningful manner. AMJ will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

AMJ does not exclude specific assets or types of assets on purely social, environmental or ethical criteria (unless specifically requested by clients). We do, however, engage with company management on sustainability issues as part of the analytical process.

13.	Conflicts of Interest

In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

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There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

14.	Shareholder proposals

We will apply the same standards for all proposals with the aim of improving shareholder value. Therefore, whether the proposal has been made by management or by a shareholder will not influence our decision making.

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Lazard Proxy Voting Policy and Procedures Overview

Introduction

Lazard Asset Management LLC (Lazard) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of our clients. Lazard’s Proxy Voting Policy has been developed with the goal of maximizing the long term shareholder value.

Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Our policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Policy is also designed to address potential material conflicts of interest associated with proxy voting, and does so principally in setting approved guidelines for various common proposals.

Proxy Operations Department

Lazard’s proxy voting process is administered by members of its Operations Department (Proxy Administration Team). Oversight of the process is provided by Lazard’s Legal/Compliance Department and Lazard’s Proxy Committee (Proxy Committee).

Proxy Committee

Lazard’s Proxy Committee is comprised of senior investment professionals, members of the Legal/Compliance Department and other Lazard personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as needed.

Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services, Inc. (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s investment professionals are ultimately responsible for providing the vote recommendation for a given non-routine proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with the Policy. ISS also provides administrative services related to proxy voting such as a web-based platform for proxy voting, ballot processing, recordkeeping and reporting.

Voting Process

Lazard votes on behalf of our clients according to proxy voting guidelines approved by the Proxy Committee (Approved Guidelines). The Approved Guidelines determine whether a specific agenda item should be voted ‘For,’ ‘Against,’ or is to be considered on a case-by case basis. The Proxy Administration Team ensures that investment professionals responsible for proxy voting are aware of the Approved Guidelines for each proposal. Voting on a proposal in a manner that is inconsistent with an Approved Guideline requires the approval of the Proxy Committee.

With respect to proposals to be voted on a case-by-case basis, the Proxy Administration Team will consult with relevant investment professionals prior to determining how to vote on a proposal. Lazard generally will treat proxy votes and voting intentions as confidential in the period before votes have been cast, and for appropriate time periods thereafter.

Conflicts of Interest

Meetings that pose a potential material conflict of interest for Lazard are voted in accordance with Approved Guidelines. Where the Approved Guideline is to vote on a case-by-case basis, Lazard will vote in accordance with the majority recommendation of the independent proxy services. Potential material conflicts of interest include:

Lazard manages the company’s pension plan;

The proponent of a shareholder proposal is a Lazard client;

An employee of Lazard (or an affiliate) sits on a company’s board of directors;

An affiliate of Lazard serves as financial advisor or provides other services to the company; or

A Lazard employee has a material relationship with the company.

“Conflict Meetings” are voted in accordance with the Lazard Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

Voting Exceptions

It is Lazard’s intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in our view, in the best interests of our clients. Lazard does not generally vote proxies for securities loaned by clients through a custodian’s stock lending program.

Environmental, Social and Corporate Governance

Lazard has an Environmental, Social and Corporate Governance (ESG) Policy, which outlines our approach to ESG and how our investment professionals take ESG issues into account as a part of the investment process. We recognize that ESG issues can affect the valuation of the companies that we invest in on our clients’ behalf. As a result, we take these factors into consideration when voting, and, consistent with our fiduciary duty, vote proposals in a way we believe will increase shareholder value.

LOOMIS, SAYLES & COMPANY

Proxy Voting Policies and Procedures

MARCH 28, 2019

Proxy Voting Policies and Procedures

1.	GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients seeking the greatest risk adjusted long term returns requires the consideration of potential material impacts of proxy proposals associated with ESG Matters in applying the Proxy Voting Procedures.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

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3.

Stated Policies. In the interest of consistency in voting proxies on behalf of its clients, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.

Abstain from Voting. Loomis Sayles’ policy is to vote rather than abstain from voting on issues presented, unless the client’s best interests require abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote, such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account (such as when the client’s shares have been loaned to a third party1), or where Loomis Sayles, pursuant to its best judgment, determines not to vote.

5.

Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6.

Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7.

Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will,

[1]	Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

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upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.	Proxy Committee.

1.

Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer.

2.	Duties. The Proxy Committee’s specific responsibilities include the following:

a.	developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i) annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.	overseeing the proxy voting process, including:

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	engaging and overseeing third-party vendors, such as the Proxy Voting Services, including:

(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

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(b) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii) providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii) receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.	Standards.

a.

When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.

When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

D.	Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interests of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

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E.	Recordkeeping.

Loomis Sayles or its Proxy Voting Services will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

2.	PROXY VOTING

A.	Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B.	Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director	and Officer Indemnification and Liability Protection:

A.

Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) only if the director’s or officer’s legal expenses would be covered.

Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial

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performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.

Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.

Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if less than two-thirds of the board would be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the position of CEO and chairman are not held by separate individuals. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.

Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.

Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

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Multiple Directorships: Vote for a director nominee that is a chair or chief executive officer that sits on fewer than three company boards. Vote against a director nominee that is a chair or chief executive officer that sits on three or more company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.	Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A.	Generally vote for proposals to ratify auditors.

B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

D.	Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable state or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of

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shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.

Vote for plans that amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.

Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.	Vote against proposals to link all executive or director variable compensation to performance goals.

D.	Vote for an annual review of executive compensation.

E.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

F.

For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

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Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

E.	Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

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Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

F.	Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

B.	Change in Control — Will the transaction result in a change in control of the company?

C.	Bankruptcy — Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

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Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account factors, including but not limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company’s domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

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G.	Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of its shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

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Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C.	Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

A.

Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

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H.	Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and its shareholders’ economic interests. Loomis Sayles will support issuer proposals regarding environmental and social issues where it believes they will not subordinate the economic interests of the client to unrelated objectives. Loomis Sayles may consider collateral objectives, such as those that present a material business risk or opportunities that issuers need to manage as part of a business plan, when such objectives are consistent with the client’s economic interests.

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

I.	General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to routine proposals that do not present controversial issues. The impact of these proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name: Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Loomis, Sayles & Company, L.P. March 2019 All Rights Reserved	C-446

Proxy Voting Policies and Procedures

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J.	Mutual Fund Matters

Election of Mutual Fund Trustees: Vote for nominees who oversee fewer than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreements: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Loomis, Sayles & Company, L.P. March 2019 All Rights Reserved	C-447

Proxy Voting Policy and Procedures

April 2020

SUMMARY

Lord Abbett votes proxies on behalf of each client who delegates proxy voting authority to Lord Abbett. Lord Abbett has a fiduciary responsibility to vote shares in the clients’ best economic interests. This Policy sets forth proxy voting standards that conform to Lord Abbett’s approach to support and encourage sound corporate governance.

RISKS ADDRESSED BY THIS POLICY

•	Failure to vote proxies in the best interest of clients and funds;

•	Failure to identify and address conflicts of interest;

•	Failure to provide adequate oversight of Lord Abbett’s third-party proxy service provider;

•	Failure to provide adequate disclosures regarding Lord Abbett’s proxy voting policies and procedures; and

•	Failure to maintain adequate proxy voting records.

1	Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

2	Proxy Voting Process Overview

The Investment Stewardship Council (“ISC”), consisting of representatives from the Investment Department and other areas of the firm appointed by the firm’s Steering Committee, oversees proxy voting and broader issuer engagement. One or more members of the ISC, hereinafter referred to as the “Proxy Group”, are appointed to oversee proxy voting mechanics on a day-to-day basis under the governance of the ISC as a whole. Proxy decisions are typically made by the Proxy Group in accordance with the policies and procedures described in this document and in consultation with the ISC and members of the Investment and Legal Departments. In select cases proxy decisions are referred to the ISC as a whole for resolution.

Lord Abbett has implemented the following approach to the proxy voting process:

•

In cases where we deem any client’s position in a company to be material,[1] the relevant investment team, in consultation with the ISC, is responsible for recommending how to vote the security. Once a voting decision has been made, the Proxy Group is responsible for submitting Lord Abbett’s vote.

•

In cases where we deem all clients’ positions in a company to be non-material, the Proxy Group is responsible for recommending how to vote the security and will seek guidance from the ISC, the relevant investment team, Legal or other resources to determine how to vote.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the relevant investment team or Legal Departments, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

•	When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to

[1]

We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

have the dominant position. The investment team with the dominant position, in consultation with the ISC, will be responsible for determining a vote recommendation. Lord Abbett will vote all shares on behalf of all clients in accordance with that vote recommendation.

3	Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. Such due diligence may be conducted in Lord Abbett’s offices or at the Proxy Service Provider’s offices. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

4	Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

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Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] (the “Proxy Committees”) and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Funds’ Proxy Committees regarding the company.

•

Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount

[2]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.
[3]

The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.

If a Fund owns shares of a company with such a business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members, but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Proxy Committees its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.

•

To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment Department acting on behalf of the second account. Investment Administration, members of an investment team, members of the Proxy Policy Committee, and members of the Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee with respect to any potential conflict of interest arising out of the holdings of multiple clients.

5	Securities Lending

Lord Abbett funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. Lord Abbett will generally attempt to recall all securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. However, Lord Abbett may be unable to recall shares or may choose not to recall shares for a number of reasons, including if timely notice of a meeting is not given or if potential revenue generation is deemed to outweigh the benefits of voting at a specific meeting.

6	Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant. For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO rather than the guidelines described below unless instructed otherwise by the client.

6.1	Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

6.2	Directors

6.2.1	Election of directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. However, in evaluating a director nominee’s candidacy, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees, including overall board diversity; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the total number of outside board positions held by a nominee; (7) the nominee’s investment in the company; (8) the company’s long-term performance relative to a market index; and (9) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

6.2.2	Majority voting

Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

6.2.3	Board classification

A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

6.2.4	Independent board and committee members

An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

6.2.5	Independent board chairman

Proponents of proposals to require independent board chairmen seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. Lord Abbett votes on a case-by-case basis on proposals that call for independent board chairmen, and will consider a variety of factors, including if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

6.3	Compensation and Benefits

6.3.1	General

In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

6.3.2	Incentive compensation plans

An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels. However, Lord Abbett will vote on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Service Provider regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

6.3.3	Say on pay

“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. However, we will evaluate such proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including if we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. Similarly, when evaluating proposals on the frequency of say on pay votes, we will consider the specific facts and circumstances we deem relevant.

6.3.4	Pay for performance

“Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Lord Abbett believes that management generally is in the best position to assess executive compensation. However, we will evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

6.3.5	Clawback provisions

A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Lord Abbett believes that management generally is in the best position to assess executive compensation. However, we will evaluate such proposals on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.3.6	Anti-gross-up policies

Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

6.3.7	Severance agreements and executive death benefits

Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

6.3.8	Executive pay limits

Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. However, Lord Abbett will vote on a case-by-case basis on shareholder proposals that seek to impose limits on executive compensation.

6.3.9	Employee stock purchase plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans, although we generally do not support plans that are dilutive.

6.4	Corporate Matters

6.4.1	Charter amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

6.4.2	Changes to capital structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

6.4.3	Reincorporation

We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

6.4.4	Mergers, acquisitions, and restructurings

A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

6.5	Anti-Takeover Issues and Shareholder Rights

6.5.1	Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett evaluates proposals that seek to allow proxy access based on the merits of each situation. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis, but will tend to vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.

6.5.2	Shareholder rights plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

6.5.3	Chewable pill provisions

A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

6.5.4	Anti-greenmail provisions

An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.5.5	Fair price provisions

A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.5.6	Rights to call special shareholder meetings

Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

6.5.7	Supermajority vote requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

6.5.8	Cumulative voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

6.5.9	Confidential voting

In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

6.5.10	Reimbursing proxy solicitation expenses

Lord Abbett votes on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

6.5.11	Transacting other business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

6.6	Environmental, Social and Governance Issues

Proposals relating to environmental, social and governance (“ESG”) issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett believes ESG factors may have an impact on long-term financial performance and can represent significant risks and costs to a business. We believe that well developed policies and disclosures can help identify and mitigate risks and costs associated with ESG issues. We encourage companies to be transparent about ESG issues and adopt policies and processes to assist in managing risks associated with these factors. Lord Abbett generally favors the disclosure of material data and metrics related to the risks and opportunities associated with these ESG factors, including detailed disclosure of internal ESG policies. We believe companies that are best positioned to manage the risks and opportunities associated with these ESG factors will increase their potential to deliver superior long-term shareholder value.

Lord Abbett evaluates all proposals based on their potential effect on shareholder value. We tend to vote against proposals that we believe are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders, but may support proposals that ask for useful disclosure. We evaluate proposals involving ESG matters on a case-by-case basis, understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, Lord Abbett may vote similar proposals differently based on the particular facts and circumstances. We pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

6.7	Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Responsible Parties

•	CCO

•	Investments

•	Lord Abbett Funds’ Proxy Voting Committee

Documentation

•	Conflicts log

•	Record of Proxy Votes

Compliance Dates/Filings

•	File Form N-PX by August 31st each year for each Lord Abbett Fund

•	Annual due diligence review of third-party service provider

•	Annual Report to CCO regarding the effectiveness of this Policy

Other Policies

•	Record-Keeping Policy

•	Service Provider Oversight Policy

Disclosures

•	ADV

•	RFPs

•	Form N-PX

•	Statement of Additional Information

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2020

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S., Canadian or European company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision. While MFS’ guideline currently pertains to U.S., Canadian and European companies, we generally believe greater female representation on boards is needed globally. As a result, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to other markets to reinforce this expectation.

MFS believes that the size of the board can have an effect on the board’s ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues — Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s).

Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain foreign issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.

Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

c.

If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), a member of the proxy voting team will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will likewise consult with from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

Beginning for the quarter ended March 31, 2020, MFS will publicly disclose its firm-wide proxy voting records.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

September 2019

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

•

With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds.

•

For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

•

For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where a MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

•

In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide a MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Retention and Oversight of Proxy Advisory Firms — Institutional Shareholder Service (ISS) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we review the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending — MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP) will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.	Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.

Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.

We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including gender and ethnicity, in its board composition.

f.

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.

In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.

We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.

We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.

k.

We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.

Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.

Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7.

Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.

Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.

Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.

Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.

Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.

Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.

Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3.

Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.

Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.

In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.

Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.

Social and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. We generally support proposals that if implemented would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Taskforce on Climate-related Financial Disclosures) and proposals that aim to reduce or mitigate a company’s impact on the global climate. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion.

J.

Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4.

One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those Funds (the “Board) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

Also, MSIM maintains voting records of individual agenda items at company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

IV.	RECORDKEEPING

Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

Approved by the Board September 24-25, 2019.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.

Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.

Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Global Proxy Voting Policy Summary

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy1 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian. voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

[1]

Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

[2]

The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

[3]

Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

GLOBAL PROXY VOTING POLICY SUMMARY    |    DECEMBER 2017

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

GLOBAL PROXY VOTING POLICY SUMMARY    |    DECEMBER 2017

Exhibit K

PALISADE CAPITAL MANAGEMENT, L.L.C.

PROXY VOTING PROCEDURES

Revised as of January 2020

General Policy

Palisade will vote Client proxies if a Client specifically requests Palisade to do so and Palisade consents to such agreement in writing. With respect to ERISA accounts, Palisade will vote proxies unless the plan documents or the Client’s Investment Management Agreement with Palisade reserve the plan sponsor’s right to vote proxies. Clients may delegate such authority and responsibility to a properly authorized agent. If Clients delegate such authority to Palisade, this delegation generally is contained in the Client’s Investment Management Agreement with the Client or in a separate written instruction. To direct Palisade to vote a proxy in a particular manner, Clients should (i) contact Palisade by mail at: Palisade Capital Management, L.L.C., One Bridge Plaza North, Suite 695, Fort Lee, New Jersey 07024-7102, Attn: Compliance Department, (ii) call their client service representative at (201) 585-7733, or (iii) send an email to investorrelations@palcap.com. If Palisade agrees in writing to be responsible for voting Client proxies or making elections with respect to issuers of securities held in Client account(s), Palisade will vote proxies in accordance with Clients’ economic interests and in accordance with Palisade’s established policies and procedures. Palisade has contracted with Institutional Shareholder Services, Inc., a third party proxy voting agent (the “Proxy Agent”) to provide research and assist with voting.

Palisade will retain all proxy voting books and records for the required period of time, including a copy of each proxy statement, a record of each vote, a copy of any document created that was used while deciding how to vote, and a copy of each written Client request for information on how Palisade voted. Clients may request information on how proxies for its shares were voted by contacting Palisade as described above.

For accounts where Palisade does not vote proxies, Palisade may provide investment advisory services relative to Client investment assets but Clients will maintain exclusive responsibility for: (i) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Client as of the record date shall be voted, and (ii) making all elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the Client’s investment assets. Clients that vote their own proxies are responsible for instructing each of their custodians to forward to the Client copies of all proxies and shareholder communications relating to the Client’s investment assets. If Palisade receives a proxy for a Client and does not have proxy voting authority, the proxy will be forwarded to the Client for voting as promptly as reasonably possible.

Except as noted in this policy, Palisade has no obligation or authority to vote any Client’s proxy, to render any advice with respect to the voting of proxies, or to make elections solicited by or with respect to issuers of securities held by any Client. Accordingly, Clients will receive their proxies or other solicitations directly from their custodian and are responsible for voting such proxies on their own.

Unless otherwise agreed to in writing, Palisade will neither advise nor act on behalf of a Client in legal proceedings involving companies whose securities are held in such Client’s account(s), including, but not limited to, the filing of “Proofs of Claim” in class action settlements. If desired, Clients may direct Palisade to transmit copies of class action notices to the Client or a third party. Upon such direction, Palisade will make commercially reasonable efforts to forward such notices in a timely manner. Notwithstanding the foregoing, Palisade has contracted with a third party vendor to assist Clients (at a Client’s request and sole expense) with the filing and processing of “Proofs of Claim” in class action settlements.

If Palisade exercises voting authority on behalf of a Palisade Client and maintains investment supervision of such Client’s securities, then the following Proxy Voting Procedures (the “Procedures”) will apply to those Client securities:

Proxy Voting Procedures

The Proxy Agent provides research to Palisade on each proxy issue, along with a proxy voting recommendation. The recommendations are determined in accordance with the Proxy Agent’s guidelines, which Palisade has adopted as its general proxy voting policy (the “Guidelines”). Clients may obtain a copy of the Guidelines by submitting a request to Palisade, as described above.

Palisade’s Compliance Department is responsible for monitoring receipt of research and recommendations from the Proxy Agent, obtaining voting decisions from the appropriate Palisade investment professionals responsible for voting (if necessary), and for ensuring that Client proxies are voted and submitted to the Proxy Agent in a timely manner. However, if Palisade does not send its vote preference to the Proxy Agent before the voting deadline, the Proxy Agent will vote Palisade Client proxies in accordance with its recommendations. If Palisade receives a physical proxy for a Client for whom Palisade has proxy voting authority, such proxy will be voted promptly in accordance with these Procedures and forwarded to the Proxy Agent for recordkeeping purposes.

When the Proxy Agent recommends voting a proxy consistent with the portfolio company management team’s recommendation, such proxy will automatically be voted in accordance with the Proxy Agent’s recommendation.

When the Proxy Agent recommends either withholding, voting contrary to the portfolio company management team’s recommendation, or does not provide a recommendation for a particular ballot issue, the applicable research and recommendation from the Proxy Agent will be forwarded to Palisade Chief Investment Officer Dennison T. Veru and the Investment Team that manages the portfolio owning the issue. If the Investment Team desires to vote the proxy contrary to the Proxy Agent’s recommendation, a member of the Investment Team will provide a brief memorandum to Palisade’s Conflicts of Interest Committee explaining the reasons for their desired vote. The Conflicts of Interest Committee will evaluate whether any material conflict of interest (as discussed below) has influenced the Investment Team’s proxy voting decision and may approve an “override” of the Proxy Agent’s recommendation if the Committee is comfortable that no such material conflict exists. In all cases, overriding consideration will be given to each Client’s stated guidelines or restrictions, if any.

Any attempt to influence the proxy voting process by issuers or others not identified in these policies and Procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

Palisade will not neglect its proxy voting responsibilities, but Palisade may abstain from voting if it deems that abstaining is in its Clients’ best interests. In addition, Palisade may be unable to vote securities that have been lent by a Client’s custodian (under a separate agreement between the Client and its custodian), as such securities generally do not generate a proxy. Because Palisade has no knowledge of when securities are loaned by a Client’s custodian, loaned securities are not subject to these Procedures. Also, proxy voting in certain countries involves “share blocking”, which limits Palisade’s ability to sell the affected security during a blocking period that can last for several weeks. Palisade believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so Palisade generally abstains from voting when share blocking is required. The Compliance Department will prepare and maintain memoranda describing the rationale for any instance when Palisade receives but does not vote a Client’s proxy.

Conflicts of Interest

A conflict of interest exists when Palisade has knowledge of a situation where Palisade, its Supervised Persons or affiliates would enjoy a special or increased benefit from casting a Client proxy vote in a particular way. A conflict of interest may occur in the following cases; however, this list is not all-inclusive:

•	The issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies) is a Palisade client.

•	Palisade is soliciting new business from an issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies).

•

A Palisade Supervised Person (or a Supervised Person of a Palisade affiliate) serves as a director of an issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies).

•	A Private Equity Fund managed by Palisade owns equity or debt of an issuer of securities that Palisade holds in Client accounts (and for which Palisade is required to vote Client proxies).

When a material conflict of interest occurs, the Proxy Agent will be solely responsible for voting the affected Client proxy based on its Guidelines or specific Client restrictions, and Palisade will not be permitted to “override” the recommendation (as described above). When a non-material conflict occurs, Palisade’s Conflicts of Interest Committee will be permitted to “override” the recommendation (as described above). As used above, a conflict of interest is presumed to be “material” if it involves 1% or more of Palisade’s annual revenue. The definition of “material” is subject to change at Palisade’s discretion.

Palisade will document all conflicts of interest, whether or not material, and keep the documentation with the Client’s proxy records. Such documentation will be compiled by the Conflicts of Interest Committee and be attached to the Proxy Agent’s certification and voting statement. All documentation in connection with a Palisade conflict of interest will be sent to the Client for whom there was a conflict.

Palisade maintains a list of securities and issuers (known as the “Restricted List”) that cannot be traded in Client or employee personal accounts. The Restricted List minimizes the possibility of the occurrence of a material conflict of interest by prohibiting the trading of securities of issuers where Palisade possesses non-public information, or where Palisade deems it necessary or prudent for other compliance, business, or regulatory objectives. Palisade updates its Restricted List promptly as needed.

Disclosures to Clients and Investors

Palisade includes a description of its policies and Procedures regarding proxy voting in Part 2A of Form ADV, along with a statement that Clients and investors can contact Palisade to obtain a copy of these policies and Procedures, and/or a record of proxy votes on their behalf.

Palisade generally does not disclose to Clients details regarding how proxies were voted for other Clients except in required regulatory filings.

Disclosures to Unaffiliated Third Parties

Any request for information about proxy voting from an unaffiliated third party should be promptly forwarded to the CCO. As a matter of policy, Palisade does not disclose how it expects to vote on upcoming proxies. Additionally, Palisade does not disclose the way it voted proxies to unaffiliated third parties not having a legitimate need to know such information.

Annual and Ongoing Reviews

The Compliance Department will review, no less frequently than annually, the adequacy of Palisade’s proxy voting policies and Procedures to make sure they have been implemented effectively, including whether the policies and Procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of Clients.

POLEN CAPITAL MANAGEMENT LLC PROXY VOTING POLICY

PROXY VOTING

A.	Proxy Voting Policy

The Company will accept discretionary authority over a client’s proxy if the Company has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Company will not be voting proxies or the client does not retain voting authority. At this time, the Company does accept proxy voting authority for client accounts.

The Company utilizes a third party service provider (Institutional Shareholder Services or “ISS”) for proxy voting matters. The Company, however, has the ultimate responsibility for monitoring corporate actions, ensuring that voting decisions are in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The Company will further ensure that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

In voting proxies, the Company’s votes will generally follow the recommendations of ISS. The Company will rely on ISS to maintain proxy statements and records of proxy votes cast. The Company will obtain an undertaking from ISS to provide a copy of the documents promptly upon request.

The CCO will maintain a list of those companies which issue publicly traded securities and with which the Company (or its affiliates) have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between the Company and its clients. Examples of such a relationship include:

•	Companies affiliated with directors, or immediate family members of directors of the Company or of affiliates of the Company;

•	Companies affiliated with officers, or immediate family members of officers of the Company or of affiliates of the Company; and

•

Companies that maintain significant business relationships with the Company or affiliates of the Company, or with which the Company or an affiliate of the Company is actively seeking a significant business relationship.

In addition, any proxy vote that would result in increased compensation to the Company or an affiliate due to increased or additional fees or other charges to be paid by the client as a result would also be considered a vote where the Company has a conflict of interest. The Portfolio Manager responsible for the particular vote will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Company’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. The Company will perform one the following duties as a result:

1.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Company’s conflict, and obtaining consent before voting;

2.	Employ ISS to advise in the voting of the proxy;

3.	Employ ISS to vote the proxy on behalf of the Company and its clients; or

4.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The CCO will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Company to resolve the conflict of interest, and the vote(s) as a result.

In addition, the CCO or his designee will conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

ISS Due Diligence

On an annual basis the CCO, or his designee, will conduct due diligence on ISS to ascertain, among other things: 1) whether ISS has the capacity and competency to adequately analyze proxy issues; 2) the adequacy and quality of the proxy advisory firm’s staffing and personnel; 3) the robustness of its policies and procedures regarding its ability to ensure that its proxy voting recommendations are based on current and accurate information; and 4) any conflicts of interest and any other considerations that the Company believes would be appropriate in considering the nature and quality of the services provided by ISS. This may be done by downloading and reviewing ISS Due Diligence materials at http://www.issgovernance.com/compliance/due-diligence-materials/

1.	Recordkeeping

The following records will be kept by the Company:

1.	a copy of the Policy

2.	a copy of each proxy statement received with respect to client portfolio securities

3.	a record of each proxy vote cast by the Company on behalf of a client

4.	a copy of any document prepared by the Company that was material to the proxy voting decision

5.	a copy of each written client request for information regarding how the Company voted proxies on behalf of clients and any written response by the Company to any client requests

B.	Class Actions and Other Proceedings Involving Securities Issuers

As a matter of policy, the Company disclaims any responsibility or obligation to monitor for the initiation of any class action or other litigation matters concerning any past or current holdings of client accounts. We also disclaim any responsibility or obligation to issue advice or to prepare, file, or otherwise process proofs of claim or settlement elections regarding any such litigation matters, other than to confirm, upon a client’s request, past account holdings of specific securities.

Should the Company receive any notices or other communications regarding a litigation matter from a client (as opposed to an account custodian, claim administrator, actual or prospective “lead plaintiff”, or any other third party), the CCO, or Designated Supervisor, will, subject to reasonably adequate advance notice, gather and forward to the client all requisite information in the Company’s possession so the client can make the necessary filing or election it wishes in the matter. Any funds received for a client must be brought to the CCO, or Designated Supervisor, who will ensure that the funds are forwarded to the client.

Proxy and Corporate Action Voting Policy

Policy

Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-ended investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote proxies or act on other actions received in sufficient time prior to their deadlines as part of its discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, Post’s decisions will be made in the best interests of its clients overall. Post shall act in a prudent and diligent manner and make voting decisions which Post believes enhance the value of the assets of client accounts overall. With respect to ERISA accounts, plan beneficiaries and participants, voting will be in accordance with ERISA and the U.S. Department of Labor (“DOL”) guidance thereunder.

Purpose

The purpose of this Proxy and Corporate Action Voting Policy (the “Policy”) is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) and ERISA.

Procedures

Post’s Operations Department is ultimately responsible for ensuring that proxies received by Post are voted in a timely manner and voted consistently across portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.

Record Keeping

In accordance with Rule 204-2 under the Advisers Act and DOL Interpretive Bulletin 94-2 issued under ERISA, Post will maintain for the time periods set forth in the Rule 204-2 (i) this Policy, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records, and may rely on proxy statements and records of proxy votes cast by Post that are maintained with a third party such as a proxy voting service, provided that Post has obtained an undertaking from the third party to provide a copy of the documents promptly upon request);

Proxy and Corporate Action Voting Policy, January 1, 2019

(iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Post will describe in its Part 2A of its Form ADV (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of this Policy by written request addressed to Post. Post will coordinate with the relevant mutual fund service providers to assist in the provision of information required to be filed by such mutual funds on Form N-PX.

Guidelines

Each proxy issue will be considered individually, and voted in a manner which Post believes enhances the value of client accounts overall. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements.

Post generally looks unfavorably upon:

•	Issues regarding Board entrenchment and anti-takeover measures such as the following:

•	Proposals to stagger board members’ terms;

•	Proposals to limit the ability of shareholders to call special meetings;

•	Proposals to require super majority votes;

•	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

•	Proposals regarding “fair price” provisions;

•	Proposals regarding “poison pill” provisions; and

•	Permitting “green mail.”

•	Providing cumulative voting rights.

Post generally looks favorably upon:

•	Election of directors recommended by management, except if there is a proxy fight.

•	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

•	Date and place of annual meeting.

•	Rotation of annual meeting place.

•	Limitation on charitable contributions or fees paid to lawyers.

•	Ratification of directors’ actions on routine matters since previous annual meeting.

Proxy and Corporate Action Voting Policy, January 1, 2019

•	Confidential voting.

•	Limiting directors’ liability.

Post assesses the following on a case by case basis:

•	Proposals to:

•	Pay directors solely in stock.

•	Eliminate director mandatory retirement policy.

•	Mandatory retirement age for directors.

•	Rotate annual meeting location/date.

•	Option and stock grants to management and directors.

•	Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

Proxy and Corporate Action Voting Policy, January 1, 2019

QS Investors Proxy Voting Policy

Introduction

QS Investors (“QS”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS. In addition, QS’s Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS.

Responsibilities

Proxy votes are the property of QS’s advisory clients.1 As such, QS’s authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes QS’s advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft Hartley voting Guidelines.

Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.

Clients may in certain instances contract with their custodial agent and notify QS that they wish to engage in securities lending transactions. QS will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.

Policies

Proxy voting activities are conducted in the best economic interest of clients.

QS works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS’s clients. In addition to proxy voting services provided by ISS, QS has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS upon implementation.

While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS and our clients retain the right to instruct ISS to vote differently.

Principles for Responsible Investment

QS generally votes proxies based on the ISS Sustainability Policy, which incorporates environmental, social, and governance (“ESG”) considerations to promote sustainable business practices advocating for stewardship of the environment, fair labor practices, non-discrimination, and the protection of human rights.

[1]

For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS serves as investment adviser or sub-adviser; for which QS votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Generally, ISS’s Sustainability Policy will work within an internationally recognized sustainability framework such as the United Nations Principles for Responsible Investment (“UNPRI”) and the UN Sustainable Development Goals (“SDGs”). In doing so, they look to promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that present new opportunities or mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and advance principles of good corporate governance.

Underlying Funds

Certain QS client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.

QS’s proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.

Manager of Manager Arrangements

QS advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.

Management Oversight

Management is responsible for overseeing QS’s proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS’s discretion. Clients may also obtain information on how their proxies were voted by QS as required by law and otherwise at QS’s discretion; however, QS must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.

ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.

Procedures

Proxy Voting Guidelines

QS will review ISS’s Guidelines as necessary to support the best economic interests of QS’s clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS’s clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.

Proxy Voting of Underlying Funds

Proxy Voting of Affiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS or an affiliate of QS (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.

Proxy Voting of Unaffiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS (including ETFs, open-end mutual funds and closed-end investment companies), QS will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS’s Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.

Specific proxy voting decisions made by Management

Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.

Certain proxy votes may not be cast

In extremely limited cases, QS may determine that it is in the best economic interests of its clients not to vote certain proxies. QS will abstain from voting if:

•	Neither the Guidelines nor specific client instructions cover an issue;

•	ISS does not make a recommendation on the issue; and

•	QS cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).

In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:

•	Proxy ballot was not received from the custodian;

•	Meeting notice was not received with adequate time for processing; or

•	Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.

ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures

QS seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:

•	The issuer is a client of QS;

•	The issuer is a material business partner of QS; or

•	An employee, or an immediate family member of an employee, of QS serves as an officer or director of the issuer.

QS believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS by ISS.

As a general matter, QS takes the position that relationships between a non-QS Legg Mason business unit and an issuer do not present a conflict of interest for QS in voting proxies with respect to such issuer because QS operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS and such business units.

Procedures to Address Conflicts of Interest and Improper Influence

Note: This section addresses the limited circumstances in which items that are referred to QS by ISS.

Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS for input or a voting decision, QS will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS’s clients.2

Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS (and within QS only on a need to know basis).

Conflict Review Procedures: For items that are referred to QS from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS’s decision on the particular vote at issue.

The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS advisory client regarding the vote at issue.

[2]	Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance

If notified that QS has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS shall do so in accordance with the procedures set forth below.

Note: Any QS employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.

At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.

Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS that identifies itself as a QS advisory client, has: (i) requested that QS vote a particular proxy in a certain manner; (ii) attempted to influence QS in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.

Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.

Duty to Report: Any QS employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS advisory client to influence, how QS votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

Other Procedures That Limit Conflicts of Interest

QS has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

Recordkeeping

QS will retain records of client requests for proxy voting information and any written responses thereto provided by QS, and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

QS also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

With respect to QS’s investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.

QS will also maintain the following records relating to proxy voting:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A copy of each proxy statement received by QS;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether QS cast its vote on the matter;

•	How QS cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether QS cast its vote for or against management.

In lieu of keeping copies of proxy statements, QS may rely on proxy statements filed on the EDGAR system. QS also may rely on third party records of proxy statements and votes cast by QS if the third party provides an undertaking to QS to provide such records promptly upon request.

Insights

Asset Stewardship

March 2020

Global Proxy Voting and Engagement Principles

State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in this document.1

Global Proxy Voting and Engagement Principles

State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, the European Union, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with our Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement

At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights. The underlying goal is to maximize shareholder value.

Our Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. We maximize our voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value, for the companies held in our clients’ portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns where appropriate.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer- specific concerns at a company level.

Global Proxy Voting and Engagement Principles

The State Street Global Advisors Asset Stewardship Team may collaborate with members of the Active Fundamental and various other investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies covering various corporate governance and sustainability related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis, and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer-specific corporate governance, sustainability concerns, or more broad industry-related trends. We also consider the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

Active

We use screening tools designed to capture a mix of company-specific data including governance and sustainability profiles to help us focus our voting and engagement activity. We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive

Reactive engagement is initiated by the issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. In order to limit the subjectivity of effectiveness measurement, we actively seek issuer feedback and monitor the actions issuers take post-engagement in order to identify tangible changes. Thus, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending upon the relevant facts and circumstances. Engagements can last as briefly as a single meeting or span multiple years.

Depending upon the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or in-person meetings. We believe active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by us as requiring active engagement. An example of such a forum is a shareholder conference call.

Global Proxy Voting and Engagement Principles

Proxy Voting Procedure

Oversight

The Asset Stewardship Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the State Street Global Advisors Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the State Street Global Advisors Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS’s services in three ways: (1) as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) for applying the Guidelines, and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The Asset Stewardship Team reviews the Guidelines with ISS on an annual basis or on a case- by-case basis. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based upon facts, circumstances consistency with our Principles and accompanying Guidelines.

In some instances, the Asset Stewardship Team may refer significant issues to the PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of State Street Global Advisors or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).

We vote in all markets where it is feasible; however, we may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. We are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

See our standalone Conflict Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards

The election of directors is one of the most important fiduciary duties we perform as a shareholder. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such we seek to vote director elections in a way that we believe will maximize the long-term value of each portfolio’s holdings.

Global Proxy Voting and Engagement Principles

Principally a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit-Related Issues

We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

Global Proxy Voting and Engagement Principles

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation

We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation; we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine

Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Global Proxy Voting and Engagement Principles

Fixed Income Stewardship

The two elements of our fixed income stewardship program are:

Proxy Voting

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

•	Approving amendments to debt covenants and/or terms of issuance

•	Authorizing procedural matters, such as filing of required documents/other formalities

•	Approving debt restructuring plans

•	Abstaining from challenging the bankruptcy trustees

•	Authorizing repurchase of issued debt security

•	Approving the placement of unissued debt securities under the control of directors

•	Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement

We recognize that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, we can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.

Securities on Loan

For funds in which we act as trustee, we may recall securities in instances where we believe that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, we do not receive timely notice, and we are unable to recall the shares on or before the record date. Second, State Street Global Advisors may exercise its discretion and recall shares if it believes that the benefit of voting shares will outweigh the foregone lending income. This determination requires State Street Global Advisors, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given our expertise and vast experience, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

Global Proxy Voting and Engagement Principles

Endnotes

[1]

These Global Proxy Voting and Engagement Guidelines are also applicable to State Street Global Advisors Funds Management, Inc. State Street Global Advisors Funds Management, Inc.is an SEC-registered investment adviser. State Street Global Advisors Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

About State Street Global Advisors

Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

•	Start with rigor

•	Build from breadth

•	Invest as stewards

•	Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 27 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s third-largest asset manager with US $3.12 trillion* under our care.

*

AUM reflects approximately $43.72 billion USD (as of December 31, 2019), with respect to which State Street Global Advisors Funds Distributors, LLC (SSGA FD) serves as marketing agent; SSGA FD and State Street Global Advisors are affiliated.

Global Proxy Voting and Engagement Principles

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia Services Limited (ABN 16 108 671 441) (AFSL Number 274900) (“SSGA, ASL”). Registered office: Level 15, 420 George Street, Sydney, NSW 2000, Australia. T: 612 9240-7600. F: 612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4-4372800. F: +971 (0)4-4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorised and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10-20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorised and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

© 2020 State Street Corporation. All Rights Reserved.

ID181820-3003736.2.1.GLB.RTL 0320 Exp. Date: 03/31/2021

Insights

Asset Stewardship

March 2020

Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This guidance1 is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity

Managing Conflicts of Interest Related to Proxy Voting

State Street Global Advisors has policies and procedures designed to prevent undue influence on State Street Global Advisors’ voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors, State Street Global Advisors affiliates, State Street Global Advisors Funds or State Street Global Advisors Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•

Providing sole voting discretion to members of State Street Global Advisors’ Asset Stewardship team. Members of the Asset Stewardship team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other State Street Corporation or State Street Global Advisors employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the Asset Stewardship team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

•	Exercising a singular vote decision for each ballot item regardless of our investment strategy;

•

Prohibiting members of State Street Global Advisors’ Asset Stewardship team from disclosing State Street Global Advisors’ voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•

Mandatory disclosure by members of the State Street Global Advisors’ Asset Stewardship team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management, serves as a director on the board of a listed company) to the Head of the Asset Stewardship team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

•

In certain instances, client accounts and/or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with State Street Global Advisors Funds Management, Inc. In general, State Street Global Advisors will outsource any voting decision relating to a shareholder meeting of State Street Corporation or other State Street Global Advisors affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“Guidelines”); and

•	Reporting of overrides of Guidelines, if any, to the PRC on a quarterly basis.

In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) State Street Global Advisors determines that voting in accordance with such guidance is not in the best interests of its clients, the Head of the Asset Stewardship team will determine whether a material relationship exists. If so, the matter is referred to the PRC. The PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the IC for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity

Endnotes

1

These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to State Street Global Advisors Funds Management, Inc. State Street Global Advisors Funds Management, Inc. is an SEC-registered investment adviser. State Street Global Advisors Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

About State Street Global Advisors

Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

•	Start with rigor

•	Build from breadth

•	Invest as stewards

•	Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 27 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s third-largest asset manager with US $3.12 trillion* under our care.

*

AUM reflects approximately $43.72 billion USD (as of December 31, 2019), with respect to which State Street Global Advisors Funds Distributors, LLC (SSGA FD) serves as marketing agent; SSGA FD and State Street Global Advisors are affiliated.

Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia Services Limited (ABN 16 108 671 441) (AFSL Number 274900) (“SSGA, ASL”). Registered office: Level 15, 420 George Street, Sydney, NSW 2000, Australia. T: 612 9240-7600. F: 612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4-4372800. F: +971 (0)4-4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorised and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorised and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

© 2020 State Street Corporation. All Rights Reserved.

ID178863-3002323.1.1.GBL.RTL 0320 Exp. Date: 03/31/2021

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Asset Stewardship

March 2020

Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

Overview

Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material environmental and social (sustainability) issues can both create risk as well as generate long-term value in our portfolios. This philosophy provides the foundation for our value-based approach to Asset Stewardship.

We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio.

Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. Engagements are often multi- year exercises. We share our views of key topics and also seek to understand the disclosure and practices of issuers. We leverage our long-term relationship with companies to effect change. Voting on sustainability issues is mainly driven through shareholder proposals. However, we may take voting action against directors even in the absence of shareholder proposals for unaddressed concerns pertaining to sustainability matters.

In this document we provide additional transparency into our approach to engagement and voting on sustainability- related matters.

Our Approach to Assessing Materiality and Relevance of Sustainability Issues

While we believe that sustainability-related factors can expose potential investment risks as well as drive long-term value creation, the materiality of specific sustainability issues varies from industry to industry and company by company. With this in mind, we leverage several distinct frameworks as well as additional resources to inform our views on the materiality of a sustainability issue at a given company including:

•	The Sustainability Accounting Standards Board’s (SASB) Industry Standards

•	The Task Force on Climate-related Financial Disclosures (TCFD) Framework

•	Disclosure expectations in a company’s given regulatory environment

•	Market expectations for the sector and industry

•	Other existing third party frameworks, such as the CDP (formally the Carbon Disclosure Project) or the Global Reporting Initiative

•	Our proprietary R-FactorTM1 score

We expect companies to disclose information regarding their approach to identifying material sustainability-related risks and the management policies and practices in place to address such issues. We support efforts by companies to demonstrate the ways in which sustainability is incorporated into operations, business activities, and most importantly, long-term business strategy.

Approach to Engagement on Sustainability Issues

State Street Global Advisors holds around 12,000 listed equities across its global portfolios. The success of our engagement process is due to our ability to prioritize and optimally allocate resources. Our approach is driven by:

1	Proprietary Screens

We have developed proprietary in-house sustainability screens to help identify companies for proactive engagement. These screens leverage our proprietary R-FactorTM score to identify sector and industry outliers for engagement and voting on sustainability issues.

Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

2	Thematic Prioritization

As part of our annual stewardship planning process we identify thematic sustainability priorities that will be addressed during most engagement meetings. We develop our priorities based upon several factors, including client feedback, emerging sustainability trends, developing macroeconomic conditions, and evolving regulations. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. Insights from these engagements are shared with clients through our publicly available Annual Stewardship Report.

Voting on Sustainability Proposals

Historically, shareholder proposals addressing sustainability-related topics have been most common in the US and Japanese markets. However, we have observed such proposals being filed in additional markets, including Australia, the UK, and continental Europe.

Agnostic of market, sustainability-related shareholder proposals address diverse topics and typically ask companies to either improve sustainability-related disclosure or enhance their practices. Common topics for sustainability-related shareholder proposals include:

•	Climate-related issues

•	Sustainable practices

•	Gender equity

•	Campaign contributions and lobbying

•	Labor and human rights

•	Animal welfare

We take a case-by-case approach to voting on shareholder proposals related to sustainability topics and consider the following when reaching a final vote decision:

•	The materiality of the sustainability topic in the proposal to the company’s business and sector (see “Our Approach to Assessing Materiality and Relevance of Sustainability Issues” above)

•	The content and intent of the proposal

•	Whether the adoption of such a proposal would promote long-term shareholder value in the context of the company’s disclosure and practices

•	The level of board involvement in the oversight of the company’s sustainability practices

•	Quality of engagement and responsiveness to our feedback

•	Binding nature of proposal or prescriptiveness of proposal

Vote Options for Sustainability- Related Proposals

•	State Street Global Advisors votes For (support for proposal) if the issue is material and the company has poor disclosure and/or practices relative to our expectations.

•	State Street Global Advisors votes Abstain (some reservations) if the issue is material and the company’s disclosure and/or practices could be improved relative to our expectations.

•	State Street Global Advisors votes Against (no support for proposal) if the issue is non- material and/or the company’s disclosure and/or practices meet our expectations.

Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

Endnotes

[1]

State Street Global Advisors’ proprietary scoring model, which aligns with SASB’s Sustainability Accounting Standards, and measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

About State Street Global Advisors

Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

•	Start with rigor

•	Build from breadth

•	Invest as stewards

•	Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 27 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s third-largest asset manager with US $3.12 trillion* under our care.

*

AUM reflects approximately $43.72 billion USD (as of December 31, 2019), with respect to which State Street Global Advisors Funds Distributors, LLC (SSGA FD) serves as marketing agent; SSGA FD and State Street Global Advisors are affiliated.

Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia Services Limited (ABN 16 108 671 441) (AFSL Number 274900) (“SSGA, ASL”). Registered offi Level 15, 420 George Street, Sydney, NSW 2000, Australia. T: 612 9240-7600. F: 612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch offi of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered offi is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th fl ), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4-4372800. F: +971 (0)4-4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered offi is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose offi is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorised and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered offi address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered offi is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose offi is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th fl Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch offi of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered offi is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorised and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE- 105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered offi 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

© 2020 State Street Corporation. All Rights Reserved.

ID179700-3002028.1.1.GBL.RTL 0320 Exp. Date: 03/31/2021

Insights

Asset Stewardship

March 2020

Proxy Voting and Engagement Guidelines

Australia and New Zealand

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in Australia and New Zealand. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance related issues.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will best protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines, and corporate governance codes. We may hold companies in such markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagement and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and

Proxy Voting and Engagement Guidelines

refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors.

Our broad criteria for director independence in Australia and New Zealand include factors such as:

•	Participation in related-party transactions and other business relations with the company

•	Employment history with company

•	Relations with controlling shareholders

•	Family ties with any of the company’s advisers, directors, or senior employees

When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against named executive officers who undertake more than two public board memberships. We also consider attendance at board meetings and may withhold votes from directors who attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourages Australian and New Zealand companies to adopt this practice.

While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company- specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.

We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.

Proxy Voting and Engagement Guidelines

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.

Further, we expect boards of ASX 300 listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for four consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee.

Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles requires listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly our voting guidelines accommodate local market practice.

State Street Global Advisors may take voting action against board members at companies on the ASX 100 that are laggards based on their R-FactorTM scores2 and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In

Proxy Voting and Engagement Guidelines

addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Shareholder Rights and Capital-Related Issues Share Issuances

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

Proxy Voting and Engagement Guidelines

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.

Remuneration

Executive Pay

There is a simple underlying philosophy that guides State Street Global Advisors’ analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. State Street Global Advisors may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees generally are not controversial. We generally support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non- executive directors on a company-by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose ways in which the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

Proxy Voting and Engagement Guidelines

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

Endnotes

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

[2]

R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

About State Street Global Advisors

Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

•	Start with rigor

•	Build from breadth

•	Invest as stewards

•	Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 27 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s third-largest asset manager with US $3.12 trillion* under our care.

*

AUM reflects approximately $43.72 billion USD (as of December 31, 2019), with respect to which State Street Global Advisors Funds Distributors, LLC (SSGA FD) serves as marketing agent; SSGA FD and State Street Global Advisors are affiliated.

Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia Services Limited (ABN 16 108 671 441) (AFSL Number 274900) (“SSGA, ASL”). Registered office: Level 15, 420 George Street, Sydney, NSW 2000, Australia. T: 612 9240-7600. F: 612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4-4372800. F: +971 (0)4-4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorised and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorised and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

© 2020 State Street Corporation. All Rights Reserved.

ID178858-3001282.1.1.GBL.RTL 0320 Exp. Date: 03/31/2021

Insights

Asset Stewardship

March 2020

Proxy Voting and Engagement Guidelines

Europe

State Street Global Advisors’ European Proxy Voting and Engagement Guidelines1 cover different corporate governance frameworks and practices in European markets, excluding the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in European markets address areas such as board structure, audit-related issues, capital structure, remuneration, as well as environmental, social and other governance-related issues.

When voting and engaging with companies in European markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term financial value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in European companies, we also consider guidance issued by the European Commission and country-specific governance codes. We proactively monitor companies’ adherence to applicable guidance and requirements. Consistent with the diverse “comply-or-explain” expectations established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagement and providing input on company-specific fundamentals.

State Street Global Advisors is a signatory to the United Nations Principles for Responsible Investment (“UNPRI”). We are committed to sustainable investing; thus, we are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value, and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management, to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

Proxy Voting and Engagement Guidelines

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In principle, we believe independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company

•	Employment history with the company

•	Relations with controlling shareholders

•	Family ties with any of the company’s advisers, directors or senior employees

•	Serving as an employee or government representative and

•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively

•	Company classification of a director as non-independent

While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non-independent if overall board independence is below one-third or if overall independence level is below 50% after excluding employee representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We may withhold support for a proposal to discharge the board if a company fails to meet adequate governance standards or board level independence.

We also assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. However, we may take voting action against the chair or members of the nominating committee at the STOXX Europe 600 companies that have combined the roles of chair and CEO and have not appointed an independent deputy chair or a lead independent director.

When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against named executive officers who undertake more than two public board memberships.

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings. Moreover, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Proxy Voting and Engagement Guidelines

Further, we expect boards of STOXX Europe 600 listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary.

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors if their terms extend beyond four years in certain markets.

We believe companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and/or breach of fiduciary responsibilities).

State Street Global Advisors may take voting action against board members at companies on the DAX 30 and CAC 40 that are laggards based on their R-FactorTM scores2 and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting up an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them

Proxy Voting and Engagement Guidelines

at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.

Limit Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital-Related Issues

In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the one-share, one-vote policy and favors a share structure where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Proxy Voting and Engagement Guidelines

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid to cases in which the payment may damage the company’s long-term financial health.

Related-Party Transactions

Some companies in European markets have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions

Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation and other major changes to the corporation. Proposals will be supported if they are in the best interest of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting.

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppose unlimited share issuance authorizations because they can be used as anti-takeover

Proxy Voting and Engagement Guidelines

devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses, such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the various types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non–Executive Director Pay

In European markets, proposals seeking shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks, as they can change with a changing political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting and thought leadership in order to communicate with issuers and

Proxy Voting and Engagement Guidelines

educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

Endnotes

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

[2]

R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

About State Street Global Advisors

Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

•	Start with rigor

•	Build from breadth

•	Invest as stewards

•	Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 27 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s third-largest asset manager with US $3.12 trillion* under our care.

*

AUM reflects approximately $43.72 billion USD (as of December 31, 2019), with respect to which State Street Global Advisors Funds Distributors, LLC (SSGA FD) serves as marketing agent; SSGA FD and State Street Global Advisors are affiliated.

Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia Services Limited (ABN 16 108 671 441) (AFSL Number 274900) (“SSGA, ASL”). Registered office: Level 15, 420 George Street, Sydney, NSW 2000, Australia. T: 612 9240- 7600. F: 612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4- 4372800. F: +971 (0)4-4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorised and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorised and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

© 2020 State Street Corporation. All Rights Reserved.

ID178878-3001282.1.1 0320 Exp. Date: 03/31/2021

Insights

Asset Stewardship

March 2020

Proxy Voting and Engagement Guidelines

Japan

State Street Global Advisors’ Japan Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in Japan. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Guidelines, which provide a detailed explanation of our approach to voting and engaging with companies and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in Japan address areas including: board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance-related issues.

When voting and engaging with companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects Japanese companies to address conflicts of interest and risk management and to demonstrate an effective process for monitoring management. In our analysis and research regarding corporate governance issues in Japan, we expect all companies at a minimum to comply with Japan’s Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) Investment Teams; the teams collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with Japan’s Stewardship Code and Corporate Governance Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors with a balance of skills, expertise, and independence, provides the foundation for a well governed company. We view board quality

Proxy Voting and Engagement Guidelines

as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests.

Further we expect boards of TOPIX 500 listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role, as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

State Street Global Advisors will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, and breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors; however, we believe there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•

We believe that boards of TOPIX 500 companies should have at least three independent directors or be at least one-third independent, whichever requires fewer independent directors. Otherwise, we may oppose the board leader who is responsible for the director nomination process.

•	For controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, we may oppose the board leader if the board does not have at least two independent directors.

•

For non-controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, State Street Global Advisors may oppose the board leader, if the board does not have at least two outside directors.

For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees. In determining director independence, we consider the following factors:

•	Participation in related-party transactions and other business relations with the company

•	Past employment with the company

•	Professional services provided to the company

Proxy Voting and Engagement Guidelines

•	Family ties with the company

Regardless of board structure, we may oppose the election of a director for the following reasons:

•	Failure to attend board meetings

•	In instances of egregious actions related to a director’s service on the board

State Street Global Advisors may take voting action against board members at companies on the TOPIX 100 that are laggards based on their R-FactorTM scores2 and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.

Audit-Related Items

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.

Ratifying External Auditors

We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Limiting Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization, and Mergers

State Street Global Advisors supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Proxy Voting and Engagement Guidelines

Increase in Authorized Capital

We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100% of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. We will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. We believe the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. We will support proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are deemed to be destructive to shareholders’ rights or financially detrimental are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

Proxy Voting and Engagement Guidelines

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	Offers in which the current market price of the security exceeds the bid price at the time of voting

Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20%, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.

In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers.

Anti-Takeover Measures

In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Compensation

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Adjustments to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best

Proxy Voting and Engagement Guidelines

practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Retirement Bonuses for Directors/Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based upon board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Stock Plans

Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans for poor disclosure. We also oppose plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues

•

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

•

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

Miscellaneous/Routine Items

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the

Proxy Voting and Engagement Guidelines

company’s business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company’s main area of competence that resulted in a decrease of shareholder value.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

Endnotes

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

[2]

R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

About State Street Global Advisors

Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

•	Start with rigor

•	Build from breadth

•	Invest as stewards

•	Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 27 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s third-largest asset manager with US $3.12 trillion* under our care.

*

AUM reflects approximately $43.72 billion USD (as of December 31, 2019), with respect to which State Street Global Advisors Funds Distributors, LLC (SSGA FD) serves as marketing agent; SSGA FD and State Street Global Advisors are affiliated.

Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia Services Limited (ABN 16 108 671 441) (AFSL Number 274900) (“SSGA, ASL”). Registered office: Level 15, 420 George Street, Sydney, NSW 2000, Australia. T: 612 9240- 7600. F: 612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4- 4372800. F: +971 (0)4-4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorised and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10-20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorised and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

© 2020 State Street Corporation. All Rights Reserved.

ID178876-3001933.1.1.GBL.RTL 0320 Exp. Date: 03/31/2021

Insights

Asset Allocation

March 2020

Proxy Voting and Engagement Guidelines

North America

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in the US and Canada. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidance.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines address areas, including board structure, director tenure, audit related issues, capital structure, executive compensation, as well as environmental, social, and other governance-related issues of companies listed on stock exchanges in the US and Canada (“North America”).

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research about corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies’ adherence to the Corporate Governance Principles for US listed companies. Consistent with the “comply-or-explain” expectations established by the principles, we encourage companies to proactively disclose their level of compliance with the principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in North America.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the US Investor Stewardship Group Principles. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management

Proxy Voting and Engagement Guidelines

to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding the director nominee to support, we consider numerous factors.

Director Elections

Our director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor?

•	Does the nominee provide professional services to the issuer?

•	Has the nominee attended an appropriate number of board meetings?

•	Has the nominee received non-board related compensation from the issuer?

In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Proxy Voting and Engagement Guidelines

Additionally, we may withhold votes from directors based on the following:

•

Overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures

•	Directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold

•	NEOs of a public company who sit on more than two public company boards

•	Board chairs or lead independent directors who sit on more than three public company boards

•	Director nominees who sit on more than four public company boards

•	Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting.

•	Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)

•

Directors of companies have unilaterally adopted/amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote

•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period

•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors

•	Directors who appear to have been remiss in their duties

Further, we expect boards of Russell 3000 and TSX listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, for Russell 3000 listed companies, if a company fails to meet this expectation for four consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee.

State Street Global Advisors may take voting action against board members at companies on the S&P 500 that are laggards based on their R-FactorTM scores2 and cannot articulate how they plan to improve their score.

Director Related Proposals

We generally vote for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern

•	Proposals to restore shareholders’ ability in order to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid

Proxy Voting and Engagement Guidelines

We generally vote against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy

•	Proposals requiring two candidates per board seat

Majority Voting

We will generally support a majority vote standard based on votes cast for the election of directors.

We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.

Annual Elections

We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

Cumulative Voting

We do not support cumulative voting structures for the election of directors.

Separation Chair/CEO

We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company’s performance, and the overall governance structure of the company.

However, we may take voting action against the chair or members of the nominating committee at S&P 500 companies that have combined the roles of chair and CEO and have not appointed a lead independent director.

Proxy Access

In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.

We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include the following:

•	The ownership thresholds and holding duration proposed in the resolution

•	The binding nature of the proposal

•	The number of directors that shareholders may be able to nominate each year

Proxy Voting and Engagement Guidelines

•	Company governance structure

•	Shareholder rights

•	Board performance

Age/Term Limits

Generally, we will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non- executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors

Generally, we will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

We generally support annual elections for the board of directors.

Confidential Voting

We will support confidential voting.

Board Size

We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Audit-Related Issues

Ratifying Auditors and Approving Auditor Compensation

We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are

Proxy Voting and Engagement Guidelines

determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.3

Capital-Related Issues

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by- case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, we support share increases for general corporate purposes up to 100% of current authorized stock.

We support increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US and Canadian firms.

When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

We vote on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Proxy Voting and Engagement Guidelines

Mergers and Acquisitions

Mergers or the reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

US We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, we will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions

Proxy Voting and Engagement Guidelines

are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Canada We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.

Special Meetings

We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

•	The company also does not allow shareholders to act by written consent

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares

We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

We will vote for management proposals related to special meetings.

Written Consent

We will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting

•	The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25% of outstanding shares

•	The company has a poor governance profile

We will vote management proposals on written consent on a case-by-case basis.

Super–Majority

We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Remuneration Issues

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

Proxy Voting and Engagement Guidelines

Advisory Vote on Executive Compensation and Frequency

State Street Global Advisors believes executive compensation plays a critical role in aligning executives’ interest with shareholders’, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance.

Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.

Employee Equity Award Plans

We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing We will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

•	Number of participants or eligible employees

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:

•	Grants to individuals or very small groups of participants

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment

•	The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above

•	Below market rate loans to officers to exercise their options

•	The ability to grant options at less than fair market value;

Proxy Voting and Engagement Guidelines

•	Acceleration of vesting automatically upon a change in control

•	Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back.

162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans

We generally vote for stock purchase plans with an exercise price of not less than 85% of fair market value. However, we take market practice into consideration.

Compensation Related Items

We generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

We generally vote against the following proposal:

•	Retirement bonuses for non-executive directors and auditors

Miscellaneous/Routine Items

We generally support the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting-out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder

Proxy Voting and Engagement Guidelines

rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting

•	Exclusive forum provisions

State Street Global Advisors generally does not support the following miscellaneous/routine governance items:

•	Proposals requesting companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as a voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

Proxy Voting and Engagement Guidelines

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

Endnotes

1

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

2

R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

3	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

About State Street Global Advisors

Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

•	Start with rigor

•	Build from breadth

•	Invest as stewards

•	Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 27 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s third-largest asset manager with US $3.12 trillion* under our care.

*

AUM reflects approximately $43.72 billion USD (as of December 31, 2019), with respect to which State Street Global Advisors Funds Distributors, LLC (SSGA FD) serves as marketing agent; SSGA FD and State Street Global Advisors are affiliated.

Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia Services Limited (ABN 16 108 671 441) (AFSL Number 274900) (“SSGA, ASL”). Registered office: Level 15, 420 George Street, Sydney, NSW 2000, Australia. T: 612 9240-7600. F: 612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th floor), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4-4372800. F: +971 (0)4-4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorised and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorised and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

© 2020 State Street Corporation. All Rights Reserved.

ID178872-3001365.1.1.GBL.RTL 0320 Exp. Date: 03/31/2021

Insights

Asset Stewardship

March 2020

Proxy Voting and Engagement Guidelines

United Kingdom and Ireland

State Street Global Advisors’ United Kingdom and Ireland Proxy Voting and Engagement Guidelines1 outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ United Kingdom (“UK”) and Ireland Proxy Voting and Engagement Guidelines address areas including board structure, audit-related issues, capital structure, remuneration, environmental, social and other governance-related issues.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. When we identify that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines, we may hold companies in such markets to our global standards.

In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange, regardless of domicile, to comply with the UK Corporate Governance Code, and proactively monitor companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) Investment teams. We collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

State Street Global Advisors is a signatory to the United Nations Principles for Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of a board of directors is to preserve and enhance shareholder value and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management, and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

Proxy Voting and Engagement Guidelines

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence for UK companies include factors such as:

•	Participation in related-party transactions and other business relations with the company

•	Employment history with company

•	Excessive tenure and a preponderance of long-tenured directors

•	Relations with controlling shareholders

•	Family ties with any of the company’s advisers, directors or senior employees

•	Company classification of a director as non-independent

When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against Named Executive Officers who undertake more than two public board memberships.

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75% of board meetings in a given year without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance- related pay, cross-directorships and significant shareholdings.

We support the annual election of directors.

Further, we expect boards of FTSE 350 listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for four consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee.

While we are generally supportive of having the roles of chair and CEO separated in the UK market, we assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we monitor for circumstances in which a combined chair/CEO is appointed or a former CEO becomes chair.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

Proxy Voting and Engagement Guidelines

We believe companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We will vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

State Street Global Advisors may take voting action against board members at companies listed on the FTSE 350 that are laggards based on their R-FactorTM scores2 and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.

Proxy Voting and Engagement Guidelines

Shareholder Rights and Capital-Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights and are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

Proxy Voting and Engagement Guidelines

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Notice Period to Convene a General Meeting

We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to 14 days.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company-by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk

Proxy Voting and Engagement Guidelines

management process established by senior executives at a company. We allow boards discretion over how they provide oversight in this area. We expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks as they can evolve with a changing political and economic landscape or as companies diversify their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

Endnotes

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

2

R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.12 trillion* under our care.

*

AUM reflects approximately $43.72 billion USD (as of 31 December 2019), with respect to which State Street Global Advisors Funds Distributors, LLC (SSGA FD) serves as marketing agent; SSGA FD and State Street Global Advisors are affiliated.

Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia Services Limited (ABN 16 108 671 441) (AFSL Number 274900) (“SSGA, ASL”). Registered offi Level 15, 420 George Street, Sydney, NSW 2000, Australia. T: 612 9240-7600. F: 612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch offi of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered offi is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th fl ), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4-4372800. F: +971 (0)4-4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered offi is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose offi is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered offi address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered offi is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose offi is at Via Ferrante Aporti, 10-20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th fl Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch offi of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered offi is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorized and regulated by the

Proxy Voting and Engagement Guidelines

Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE- 105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered offi 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2020 State Street Corporation. All Rights Reserved.

ID178865-3002357.1.1.GBL.RTL 0320 Exp. Date: 03/31/2021

Insights

Asset Stewardship

March 2020

Proxy Voting and Engagement Guidelines

Rest of the World

State Street Global Advisors’ Rest of the World Proxy Voting and Engagement Guidelines1 cover different corporate governance frameworks and practices in international markets not covered under specific country/ regional guidelines. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

Proxy Voting and Engagement Guidelines

At State Street Global Advisors, we recognize that markets not covered under specific country/regional guidelines, specifically emerging markets, are disparate in their corporate governance frameworks and practices. While they tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our proxy voting Guidelines are designed to identify and to address specific governance concerns in each market. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include, but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy in Emerging Markets

State Street Global Advisors’ approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus, improving the macro governance framework in a country may help to reduce governance risks and to increase the overall value of our holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship Team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. We are also a member of various investor associations that seek to address broader corporate governance-related policy issues in emerging markets. To help mitigate company-specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

Our proxy voting Guidelines in emerging markets address six broad areas:

•	Directors and Boards

•	Accounting and Audit-Related Issues

•	Shareholder Rights and Capital-Related Issues

•	Remuneration

•	Environmental and Social Issues

•	General/Routine Issues

Directors and Boards

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundation for a well governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.

Proxy Voting and Engagement Guidelines

We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards, as defined in a local corporate governance code or market practice. Therefore, in several countries, we will vote against certain non-independent directors if overall board independence levels do not meet market standards.

Our broad criteria for director independence in emerging market companies include factors such as:

•	Participation in related-party transactions

•	Employment history with company

•	Relations with controlling shareholders and employees

•	Company classification of a director as non-independent

In some countries, market practice calls for the establishment of a board level audit committee. We believe an audit committee should be responsible for monitoring the integrity of the fi statements of a company and appointing external auditors. It should also monitor their qualifications, independence, effectiveness and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee constituted of a majority of independent directors.

Further, we expect boards of Straits Times and Hang Seng listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary.

Audit-Related Issues

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company’s internal controls and the accounting policies, and the overall audit process.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.

Shareholder Rights and Capital-Related Issues

State Street Global Advisors believes that changes to a company’s capital structure, such as changes in authorized share capital, share repurchase and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related-Party Transactions

Most companies in emerging markets have a controlled ownership structure that often includes complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a

Proxy Voting and Engagement Guidelines

high prevalence of related-party transactions between the company and its various stakeholders, such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value and purpose. This also encourages independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations and other major changes to the corporation. Proposals that are in the best interest of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	The current market price of the security exceeds the bid price at the time of voting

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Proxy Voting and Engagement Guidelines

Remuneration

We consider it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration: there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry, and are not overly dilutive to existing shareholders.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine Issues

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

Endnotes

[1]

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

Proxy Voting and Engagement Guidelines

About State Street Global Advisors

Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

•	Start with rigor

•	Build from breadth

•	Invest as stewards

•	Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 27 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s third-largest asset manager with US $3.12 trillion* under our care.

*

AUM reflects approximately $43.72 billion USD (as of December 31, 2019), with respect to which State Street Global Advisors Funds Distributors, LLC (SSGA FD) serves as marketing agent; SSGA FD and State Street Global Advisors are affiliated.

Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, Middle East Branch, 42801, 28, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates. Regulated by ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia Services Limited (ABN 16 108 671 441) (AFSL Number 274900) (“SSGA, ASL”). Registered offi Level 15, 420 George Street, Sydney, NSW 2000, Australia. T: 612 9240-7600. F: 612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch offi of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered offi is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Global Advisors Limited, DIFC Branch, Central Park Towers, Suite 15-38 (15th fl ), P.O Box 26838, Dubai International Financial Centre (DIFC), Dubai, United Arab Emirates. Regulated by the Dubai Financial Services Authority (DFSA). T: +971 (0)4-4372800. F: +971 (0)4-4372818. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered offi is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose offi is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorised and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered offi address 78 Sir John Rogerson’s Quay, Dublin 2. Registered number 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered offi is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose offi is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380 Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345) , Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th fl Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch offi of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorised and regulated by the Central Bank of Ireland, and whose registered offi is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Authorised and regulated by the Eidgenössische Finanzmarktaufsicht (“FINMA”). Registered with the Register of Commerce Zurich CHE- 105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered offi 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, One Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

© 2020 State Street Corporation. All Rights Reserved.

ID178868-3002453.1.1.GBL.RTL 0320 Exp. Date: 03/31/2021

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT

ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and — most importantly — our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost to the client of voting outweigh the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Corporate Governance Team. Our Corporate Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policy for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For most companies, T. Rowe Price generally expects boards to maintain a majority of independent directors. T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. In certain markets where majority-independent boards are uncommon, we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against members of the board’s Compensation Committee. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. Finally, we may oppose Compensation Committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and advisory clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Corporate Governance team in consultation with our Responsible Investment team. T. Rowe Price takes into consideration a company’s existing level of disclosure on matters of a social, environmental, or corporate responsibility nature. If the proposal addresses an issue with substantial investment implications for the company’s business or operations, and those issues have not been adequately addressed by management, T. Rowe Price generally supports calls for additional disclosure.

Global Portfolio Companies — The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets.

Fixed Income and Passively Managed Strategies — Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Templeton Global Advisors Limited (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

*

Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. This includes access to the ISS benchmark policy recommendations and custom sustainability recommendations the Investment Manager developed with ISS, which reflect what the Investment Manager believes to be good corporate governance and behavior. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

[1]

For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

[2]	The top 50 vendors will be considered to present a potential conflict of interest.

3.

The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer;[4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

[3]

The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[4]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
[5]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[6]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.

The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.

The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4.

In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.

The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.

After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.

The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.

With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.

The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.

If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.

The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with Legal Staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

13.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.

The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.

The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

THORNBURG INVESTMENT MANAGEMENT, INC.

THORNBURG INVESTMENT TRUST

Proxy Voting Policy

March 2018

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. (“TIM”) and Thornburg Investment Trust (the “Trust”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 17 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

See the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client and TIM have agreed that TIM shall vote a specific security or all securities in an Account, TIM may abstain from voting or decline to vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value, when TIM believes the costs of voting exceed the likely benefit to the Investment Client, or when TIM believes other factors indicate that the objectives of the Policy are less likely to be realized by voting a security.

It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by agreement with the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a)	Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies;

(b)	If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials; and

(c)	TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a)

Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)

Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d)

Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e)

Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

(f)	Recordkeeping in accordance with “Recordkeeping,” below.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the information similar to the following as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a)	The name of the issuer of the portfolio security;

(b)	An industry standard security identifier;

(d)	The shareholder meeting date;

(e)	A brief identification of the matter voted on;

(f)	Whether a vote was cast on the matter;

(g)	How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and

(h)	Whether we cast the vote for or against management.

TIM may use service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s Fund Administration staff proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit Fund Administration to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website and filed with the SEC. The President may authorize comments in specific cases, in his or her discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his or her discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues except that TIM may substitute its judgment in any specific situation involving a Social Issue as provided in the third paragraph under the caption “Voting Objectives.”

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During a “share blocking” period, shares that will be voted at a meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Client’s custodian bank. TIM may choose not to vote an Investment Client’s shares in a “share blocking” market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this “share blocking” period outweighs the benefit of exercising the vote. TIM will exercise its judgment subject to any specific voting instructions agreed to between TIM and the Investment Client.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. While TIM will make efforts to comply with relevant local market rules, TIM frequently does not provide a power of attorney for the following reasons that include but are not limited to: (i) TIM may not have the required Investment Client information that the local market requires, (ii) TIM may deem the expense too great, or (iii) TIM may determine not to provide a power of attorney based upon advice of legal counsel. Failure to provide an effective power of attorney in a non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.

Periodic Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than once per calendar year, which shall comprise the following elements:

(a)

Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d)

Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e)	Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(a)

A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system or similar accessible database;

(b)	Voting Results for each Investment Client;

(c)	A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(d)

A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client; and

(e)	Communications to Investment Clients respecting Conflicts of Interest.

The Chief Compliance Officer, or a Designated Compliance Officer, shall maintain the following records:

(a)	Copies of this Policy as from time to time is revised or supplemented;

(b)	All written reports arising from annual reviews of policy function; and

(c)	Chronological record of proxy voting records reviewed by quarter.

All records shall be maintained and preserved pursuant to the separately adopted Document Retention and Destruction Policy for the time period indicated in the current Books and Records Matrix. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of TIM.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of TIM, or in the event of his or her unavailability any individual who is a vice president and managing director of TIM.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“TIM” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

For professional and qualified investors only

Proxy Voting

Summary Policy & Procedures UBS Asset Management

Our approach to Stewardship

UBS Asset Management is a large scale asset manager, providing traditional, alternative, real estate, infrastructure and private equity investment solutions to institutional investors, financial intermediaries and private clients worldwide.

At UBS Asset Management we believe that ESG factors can protect and enhance the value of our clients’ investments by adding value to portfolios within the same risk/return profile. Sustainable investing is grounded in the broader use of material ESG information in the investment analysis process and the belief that such information will lead to better informed investment decisions.

Integral to this belief is that effective stewardship of our client assets is an core element of our fiduciary duty. We recognize that our clients expect us to ensure the alignment of our approach with their own investment beliefs, policies and guidelines.

UBS Asset Management’s stewardship policy is our commitment to act as active owners of assets held and managed on behalf of our clients.

In this regard, in addition to being signatories to the UN Principles for Responsible Investment, we are also signatories to codes of best practice in respect of investor stewardship in Hong Kong, Japan, Taiwan and the UK. We have also endorsed the ISG US Stewardship Principles and ICGN Global Stewardship Principles.

Carrying out our stewardship responsibilities involves:

•	Building relationships with companies through regular and on-going engagement;

•	Tracking progress of our dialogue with companies;

•	Voting on all resolutions globally, where practical, in line with clients’ statements of investment principles;

•	Working with other shareholders where appropriate;

•	Reporting to clients.

Engagement practices

We believe that engaging with investee companies enables us to identify longer-term issues that drive company value and contribute to the success of the investment over time.

Our engagements often relate to the governance practices of companies, however there is increasingly a focus on longer-term sustainability trends that have a material impact on company performance, such as climate change, environmental management and human capital performance.

We aim to be engaged shareholders and encourage companies to have strong and effective governance and a high standard of corporate behavior. These efforts involve reaching out to both executive and, ideally, non-executive, board members in order to understand the company strategy and to provide our feedback on which measures can be taken to unlock long-term value and mitigate risk, when deemed necessary from an investment perspective.

Proxy Voting

It is our belief that voting rights have economic value and should be treated accordingly. Where clients of UBS Asset Management have delegated to us the discretion to exercise the voting rights for shares they beneficially own, we have a fiduciary duty to vote such shares in the clients’ best interest and in a manner which achieves the best economic outcome for their investments.

Voting enables us to voice our opinion to a company on a broad range of topics and is a way of encouraging boards to listen to and address investor concerns. As a result we consider voting to be an important part of our oversight role and integral to both the investment process and our overall stewardship approach.

We have been voting on a discretionary basis on behalf of our clients since 1995 and implemented our first internal voting policy in 1998.

We vote globally in over 55 countries across both our actively managed and index/rules based passive strategies. We seek to vote all shares held consistently across our range of investments, in order to maximize the outcome of the vote.

As long-term shareholders we will generally seek to support current management initiatives. However where we have concerns with a company arising from our stewardship and engagement activities, or in relation to a particular resolution that we believe is not in the interests of our clients, we may choose not to support a particular proposal. This includes resolutions put forward by both company management and outside parties.

In some circumstances we may determine that the voting of a particular proxy would not deliver sufficient benefit to clients, in which case we may abstain or choose not to vote. This can include when there is documentation we are unable to provide, a requirement for a representative to physically attend a meeting in order to vote, or if the process of voting restricts our ability to manage a portfolio during the voting period.

Our Environmental, Social and Corporate Governance (ESG) Guidelines

Overview and Key Principles

These guidelines describe the approach of our Equities, Fixed Income, Multi Asset and Investment Solutions investment areas to corporate governance, environmental and social factors during the exercise of voting rights on behalf of our clients (which include funds, individuals, pension schemes and all other advisory clients). They also apply to the listed real estate securities held within the Global Real Estate investment area.

We apply these guidelines globally, however they permit us the discretion to reflect local laws or standards where appropriate and enable us to take into account the diverse nature and investment autonomy of our capabilities.

Underlying our voting and ESG guidelines principles we have two fundamental objectives:

1. To act in the best financial interests of our clients to enhance the long-term value of their investments.

2. To promote best practice in the boardroom and ensure that investee companies are sustainable and successful.

While there is no absolute set of standards that determine appropriate governance under all circumstances, and no set of values that will guarantee ethical board behavior, there are certain principles which we consider are appropriate to protect the economic value of our clients’ investments.

We have outlined below our expectations and will generally exercise voting rights on behalf of clients in accordance with the guidance and principles outlined in this document.

Section 1 — Board of Directors

We believe that good corporate governance should, in the long-term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Roles and responsibilities of the Board

Role of the Board

Key functions for the board include setting the company’s strategy, providing oversight of management and ensuring the long-term sustainability of the company for all stakeholders. When setting the strategy the board should take into account short-term issues as well as long-term trends which may affect the company’s business.

It is therefore essential that the Board operates effectively, is comprised of high caliber individuals with appropriate and diverse experience capable of providing good judgment and diligent oversight of the management of the company, preferably with an independent Chair.

When our view of management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.

Board responsibilities

For effective discharge of board responsibilities:

•	The whole board should be fully involved in endorsing strategy and in all major strategic decisions (e.g. mergers and acquisitions);

•	The non-executive directors should provide a challenging but positive environment for the executive directors;

The board should ensure that at all times:

•	Appropriate management succession plans are in place;

•	The interests of executives and shareholders are aligned;

•	The financial audit is independent and accurate;

•	The brand and reputation of the company is protected and enhanced;

•	A constructive dialogue with shareholders is encouraged;

•	It receives all the information necessary to hold management to account.

Board Structure

Chair/CEO

An effective Chair is key to the success of a company. Our general view is that the positions of Board Chair and Chief Executive Officer should ideally be separated and held by two individuals.

We will usually vote to support proposals seeking to split these key roles where we believe it will lead to better company management.

In the following situations we may choose to support a lead director board structure:

•	Where it is clear that the structure provides an appropriate counterbalance to the Chair/CEO;

•	Where a clear explanation has been provided as to why an alternative structure is appropriate;

•	Where the board meets our threshold for overall level of independence.

We will generally not support the election of an existing CEO moving to the position of Chair of the Board, except as an interim measure in exceptional circumstances when fully explained by the company.

Lead/Senior Independent Director

We will support the appointment of a Senior Independent Director who should be regarded as independent on appointment.

The Lead/Senior Independent Director can act as an intermediary for the other board directors but also as a liaison between the board and the company’s shareholders.

We would expect the Lead/Senior Independent Director to have well defined responsibilities in order to be able to challenge the CEO and other executives.

Board Independence

Boards should have a balance of independent members in order to provide sufficient challenge and oversight of the Board’s decisions and effectiveness. Where we regard less than 50% of the board to be independent according to the criteria outlined below, we may elect to take the following voting actions:

•

We may vote against the Chair of the Nomination Committee, or other Committee responsible for board appointments, in order to provide a signal that further board succession planning and refreshment is appropriate.

•

If the overall average independence of a key board committee falls below our threshold requirements then we may determine that it is appropriate to vote against the Chair of the relevant committee, or a director serving on the committee who we regard to be non-independent

When taking action we will regard a board member to be non-independent if they:

•	Are the founder;

•	Have been an executive of the company or any subsidiary over the last 3 years;

•	Act as a partner, advisor, director or senior employee of a provider of material professional or contractual services to the company, or any of its subsidiaries over the last years ;

•	Have close family ties with any of the company’s directors or senior management;

•	Have cross-directorships or significant links with other directors;

•	Are a significant shareholder, or affiliated to a significant shareholder of the company;

•	Have served on the board for longer than 12 years;

•	Have entitlement to performance related pay, stock options, pensions or benefits via large donations to charities of the director’s choice.

Nomination and Election process

Board committees form an important element of the operations of an effective board and we expect companies to adhere to best practice in relation to the composition and independence of key board committees.

The Nomination Committee may be comprised of both executive and non-executives, however we expect a majority of members of the committee to be independent.

When proposing the election of a director, the company should provide shareholders with sufficient information to enable us to make an informed decision. This should include the name and biography of the nominee, including skillset, experience and background of the nominee.

If details concerning the nominated individual has not been disclosed then we will not support the candidate’s election to the board.

We encourage boards to publish an overall skill matrix for all current and prospective board members, to enable shareholders to determine the mix of experience, background and diversity of the board.

Such a matrix can be beneficial to the Nomination Committee and board in determining where there may be a gaps in knowledge.

Election systems

We support the practice of submitting directors’ election annually on an individual basis. When directors are nominated through alternative slates we will support existing directors provided the board has sufficient independence.

Should that not be the case we will support the list with independent nominees when we believe it will improve the composition of the Board.

When the election of various directors is bundled under one voting item, we may vote against the resolution if we have concerns over the appointment of one or more directors and/or if there is a lack of independence of the board generally.

We will generally support proposals that permit shareholders to nominate directors for election to the board. We will also generally vote in favor of shareholder proposals requesting directors to be elected by a true majority voting system.

Employee representation

Where local market practices require it we will generally support the appointment of employee representatives to the Board.

Directors’ term of contracts, including classified or staggered board systems

We are generally supportive of annual elections of directors and support proposals seeking to declassify the Board.

However, we will factor in local market requirements and practices and may not automatically vote against the election of a director on the sole basis of the duration of their contract.

Gender Diversity

We are strongly supportive of gender diversity at all levels within companies. We encourage companies to develop a policy and implementation plan to increase female representation at board level, in senior positions and in the workforce more widely.

More specifically, we expect all companies globally to have at least one female board member. In addition, in countries where local country specific guidelines are in place in respect of board diversity, we expect companies to meet relevant thresholds.

If either of these criteria is not met, we may vote against the election of the chair of the board nomination committee, or where such a committee is not in place any individual with the responsibility for determining board nomination.

Conflicts of interest and pledging of company stock

Where there is a clear conflict between management and shareholder interests, even in those cases where management has been effective, we may elect not to support company proposals.

We may decide not to support the re-election of a director who has pledged a personal holding against loans or debts representing more than 10% of the issued share capital.

Size

We would generally vote to support proposals which seek to fix the size of the board and/or require shareholder approval to alter the size of the board.

However we will vote against proposals to set the board size of more than 16 and less than 5 members.

Attendance

Attendance at board meetings is a clear requirement for all board members. We understand that there are often extenuating circumstances which may result in not all members being present, however we would usually not support the re-election of a director when the nominee has attended less than 75% of meetings for a second consecutive year without sufficient explanation.

External commitments

We expect that directors of public listed companies should be able to commit the required time to their responsibilities.

Where an individual has a high level of board positions, as an executive and/or non-executive, we will review their overall commitments.

We may examine other measures of effectiveness including attendance levels, relevance of skill set and types of position for a director holding multiple directorships. We will generally not support the election of a director who we consider holds an excessive number of overall positions.

Tenure

We favor boards which have a healthy rate of experience and renewal of non-executive directors. We may examine the circumstances surrounding board tenure when a majority of the directors have been in the current position longer than 12 years.

Succession planning

We would expect a company to have effective plans in place for the succession of both the non-executives and executives on the board. The Chair of the Board should pay particular attention to succession planning as part of their role.

Board discharge and poor practices

We will generally vote in favor of the resolution to discharge the Board unless there are significant concerns with regard to internal control, financial accounts or current investigation against directors.

We will vote against the election of a director convicted of market or accounting manipulation, fraud or corruption.

We will also not support the re-election of a director who received less than 50% of votes in favor when last due for election but who subsequently was retained on the board.

Proxy Contests

We review proxy contests on a case-by-case basis. We will study the rationale put forward by the contestant and each item on the contestant’s agenda. We will carefully review the experience and expertise of the candidates, together with the response of the company. Although we may understand the contestant’s perspective, the potential disruption to the board functioning and the company in general may lead us to support management.

However in cases where we believe that a change to the board would be in the best interests of all stakeholders we will support the nomination of the dissident.

Performance evaluation

We expect the board to maintain and enhance the reputation of the company and we will hold directors to the highest ethical standards.

We also expect the Board to be responsive to shareholders and engage with them regularly.

In cases where the board’s performance has been questionable, or if the board ignored a previous shareholder vote which received majority support, we may abstain or vote against specific proposals or board members.

Section 2 — Shareholders’ Rights

One share-one vote

We believe that votes at a company meeting should be determined on the basis of ‘one share-one vote’. We will not support management initiatives to create dual classes of stock, which may serve to insulate company management from shareholder opinion and action, or which may transfer the full control over the company to one shareholder disproportionally to their economic interest in the company.

We generally support shareholder proposals to eliminate dual class schemes and will not support cumulative voting proposals or the introduction of double voting rights.

Additional shareholder rights

We generally support resolutions which are designed to provide additional rights to shareholders. We will support shareholder proposals to reduce supermajority voting limits and support proposals calling for confidential voting.

We may support proposals that allow shareholders to act by written consent and which give the right to shareholders to call a special meeting, provided they are not overly restrictive.

Poison pills

We are not supportive of anti-takeover mechanisms as they undermine shareholders’ rights to make a decision over their own investments. We believe that poison pills should be voted on by shareholders and we will generally support attempts to bring them before a shareholders’ vote. We may also elect not to support directors who implemented a poison-pill or changed the company’s bylaws without seeking prior shareholder approval.

Similarly, we generally do not support any proposals which authorize the issuance of new stock without defined terms or which have conditions that are intended to thwart a take-over or restrict effective control by shareholders.

Disclosure

Companies should act and disclose information to its shareholders in a manner as transparent as possible.

We expect companies to disclose any relevant materials ahead of a General Meeting, allowing sufficient time for shareholders to review, analyze and engage upon the information disclosed.

In certain instances when we do not have enough information, we may abstain from voting or vote against a particular proposal.

Bundled items

In addition to providing transparent explanations with sufficient time ahead of a General Meeting, companies are expected to submit resolutions on an individual basis and not to bundle items under one resolution. The practice of combining resolutions leaves shareholders with an all or nothing choice.

We will generally vote against proposals which bundle several voting items under one when we have concerns regarding at least one of the items.

Section 3 — Capital

Capital allocation

One of the key responsibilities of the board is to allocate capital appropriately in order to drive forward the company’s business, generate growth and create value for both its shareholders and all stakeholders.

We pay particular attention to the board’s ability to allocate capital well and may vote accordingly when we see that this is not the case.

Share issuances

Any new share issuance should require shareholder approval. We will support only reasonable share issuance authorities that would not lead to significant dilution for existing shareholders. We will generally only support requests for issuance of equity capital up to an aggregate maximum of 20% of existing share capital, of which up to 10% may be issued without pre-emption rights. In specific circumstances we may approve a share issuance in excess of this limit if it is linked to a specific transaction that we are supportive of.

Similarly, we will only support reasonable authorities for the issuance of convertible instruments. Any new debt demand will also be closely monitored and we will generally sanction any potential excessive increase in debt where there is insufficient justification, particularly where convertible instruments may lead to dilution for existing equity shareholders and which exceeds our 20% limit for equity issuance.

Share buy-backs

We will typically support company proposals to implement a share buyback program up to a limit of 15% of the existing issued capital. Ideally share buy-back proposals should lead to cancellation of the shares, to prevent re-issue without authority from shareholders.

Mergers, acquisitions, asset disposals

Each will be considered and reviewed on a case-by-case basis, with a decision taken based upon whether value is being created for shareholders and if the transaction proposed has strategic merit for the company.

Based on our research and analysis, we may then elect to support transactions which increase shareholder value in the longer term, and may vote against proposals that do not.

Dividend policy

We will generally support management proposals to approve the dividend unless we have concerns regarding the overall level set for payment, or balance between return for shareholders and future capital investment.

Section	4 — Audit and Risk Oversight

Board oversight

The board is responsible for the company’s audit and risk structure. It is therefore vital that the board appoints an Audit/Risk Committee.

The Audit/Risk Committee has a key role, with direct responsibility for the integrity of financial statements, audit quality and robustness of internal controls.

Thus, objectivity, independence and accounting/audit/ financial expertise is crucial.

We therefore expect at least 2/3 of the non-executive directors serving on this committee to be regarded as independent. However in the UK we expect the entire committee to be comprised of independent directors. If this is not the case, we may vote against the election of a non-independent director who is a member of the Audit Committee.

Companies which are exposed to significant risks, such as financial institutions, would be expected to appoint a separate Risk Committee.

Internal audit

Companies should have a robust internal audit system with a clear process to identify any potential risks and to manage these risks. We expect companies to have a transparent internal risk reporting process.

External or Statutory auditor

Companies should appoint independent external auditors to review the financial statements and accounts. We will support the appointment by the board of external auditors if we believe auditors are competent and professional, subject to periodic review.

Where it is identified that the external audit company has failed to raise pertinent issues or is under investigation for misstatements we may not approve their re-appointment.

If a company does not rotate the audit partner in line with national best practice requirements then we may elect to vote against the Chair of the Audit Committee. We may also vote against the Chair of the Audit Committee of UK companies when the audit services have not been put to tender after 10 years.

For Japanese companies, we will vote against the appointment of the internal or non-independent outside statutory auditor if less than half of the statutory auditors are classified as independent.

Transparency and financial reporting

Where a company does not provide their Report and Accounts signed off as complete by a qualified auditor ahead of the General Meeting we may decide not to support any proposal to approve the company’s financial statements.

Should the company receive a qualified opinion of the report and accounts we expect the company to provide a full and satisfactory explanation.

If this is not the case we may vote against any proposals to approve the report and accounts, the associated discharge of directors or nomination of members of the audit committee.

Remuneration of auditors

We may not support the re-appointment of auditors or approval of auditor remuneration where the total level of non-audit fees exceeds audit related fees for the second successive year without a valid explanation.

Section 5 — Remuneration

General principles

Fundamental to all schemes and pay structures is the underlying principle that compensation should be aligned with the performance and the strategy of the company and the outcomes for shareholders.

Companies should seek to design their remuneration policies and practices in a manner that suits the needs of the particular company given the sector and business environment it operates in.

We do not require companies to automatically adopt the same approach as peers and will not automatically penalize companies that implement structures that differ from market practice.

However, where remuneration practices differ substantially from usual standards we expect a company to provide a clear explanation of how the structure is in shareholders’ long-term economic interests.

We expect remuneration schemes to:

•	Contain an appropriate level of fixed pay;

•	Include both short and long-term elements in respect of any variable awards. The expected value of long-term awards granted should exceed those of short-term awards;

•

Encourage a long-term perspective — with the measurement period for the long-term bonus element to be at least three years, with executives encouraged to hold shares for a further period, particularly for those in the financial sector;

•	Include stretching performance hurdles that are designed to promote sustainable value creation in line with the strategy of the company, which are not based solely on financial or accounting ratios;

•	Require a high level of personal shareholding to ensure alignment of interest with shareholders;

•	Enable the remuneration committee sufficient flexibility to make adjustments as a result of unintended outcomes from plans.

When determining if we will support a remuneration scheme we will evaluate the above criteria and the overall approach to compensation taken by the company. Where we identify concerns we may not support a remuneration scheme.

Common reasons for this include:

•	When we identify a misalignment either during the reporting year or over a period of time between maximum remuneration outcomes and company performance;

•	When the company has not clearly outlined the correlation between the remuneration scheme and shareholder value;

•	If a salary increase has been awarded of greater than 10% without a reasonable explanation.

•	When disclosure is less than market best practice, including where the company requests permission not to disclose individual director’s remuneration;

•	Where the company uses discretion in awarding a one-off variable pay award without sufficient explanation;

•	Where the company has not disclosed a sufficient explanation for a retention or recruitment payment, or where a recruitment payment is not performance based;

•	If we determine that remuneration is high in relative to peers without appropriate rationale or explanation, including the selection and appropriateness of the company’s selected peers;

•	When vesting conditions are not deemed appropriate or sufficiently challenging;

•	Where no mention of the use of performance criteria for the vesting of long-term awards is provided or the company states there will not be any disclosure of performance criteria;

•	In situations where the long-term incentive plan allows for re-testing, or the company amends performance criteria retrospectively during the term of the scheme;

•	Where less than 50% of a long-term incentive award is subject to performance conditions, or have a vesting period of less than 3 years;

•	If the company has used a benchmarking exercise as an reason to raise the pay of executives without wider explanation;

•	When the salary of an incoming Chief Executive is positioned higher than that of their predecessor without an adequate explanation;

•	If the company does not respond to shareholder concerns that have been raised in a previous vote upon remuneration;

•	Severance packages which exceed 2 years fixed salary plus average bonus pay;

•	Pension contribution rates exceed 30% of fixed salary;

•	When multi-year guarantees for salary increase, bonuses or equity compensation have been provided.

•	In markets where clawback policies are best practice, we may vote against any scheme where a clawback provision is not part of the remuneration scheme.

Remuneration/Compensation Committee

We expect the board to appoint a specific committee to manage the compensation approach of the company.

Compensation should be set according to industry and market standards, taking advice from benefits consultants where appropriate.

The Remuneration/Compensation Committee should be comprised only of non-executive directors and we will generally not support the election of an executive director who serves on this committee.

A majority of the non-executive directors serving on the committee should be regarded as independent, as per the criteria outlined above.

However for UK companies we expect the entire committee to be comprised of independent directors, in line with best practice.

When determining the level of overall compensation to be paid to executives the compensation committee should:

•	Only pay what is necessary and seek to avoid excessive awards;

•

Determine the appropriate compensation level that is required to attract, retain and reward competent directors and executives and who are fundamental to the long-term sustainable growth of the company;

•	Implement a scheme which is simple in structure and able to be explained to shareholders in a concise manner, preferably with only one long-term element;

•	Ensure that changes to executive remuneration are aligned with the remuneration policy of the workforce in general;

•	Disclose how the remuneration policy is aligned with the strategy and incorporate long-term performance measures;

•	Ensure that the remuneration policy is sufficiently aligned with shareholder interests;

•	Take into account shareholder feedback and previous voting results and re-evaluate remuneration plans that did not receive positive shareholder support;

•	Disclose when remuneration consultants have been used, including the cost of retaining such services;

•	Avoid retention awards or appointment inducements where possible and in the event that these are granted provide a clear explanation as to the justification;

•	Only use benchmarking to establish a frame of reference for what competitors are paying, rather than as a mechanism for matching pay to peers;

•	Select peers that are broadly comparable to the company;

•	Explain where discretion has been used to adjust awards upwards or downwards based upon company performance.

Where a company has received greater than 20% of votes against their remuneration votes in 2 consecutive years, we may seek to vote against the Chair of the Remuneration

Committee if the company has made no commitment to make positive changes during that time.

Remuneration transparency

We expect that all senior management and board compensation should be disclosed within the annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

Frequency

Compensation plans should be kept simple and put to shareholders vote on a regular basis, preferably on an annual basis.

Performance Conditions

We would expect part of the compensation package to be attached to stringent performance conditions, with an appropriate balance between fixed and variable elements and between short and long-term incentives.

Share/Options awards

Where we determine that company and/or management’s performance has not been satisfactory we may object to the issuance of additional shares for the purposes of executive remuneration, such that management is rewarded for poor performance or further entrenches its position.

We will also closely monitor the level of share awards granted to Executive Directors and may not support overly dilutive plans.

We will generally only support directors being granted share awards when joining a new company provided that these have been issued on a like-for-like basis of awards foregone at a previous company. Stock option grants should not be open to retesting or awarded at a discount. In order to increase reporting transparency we believe stock options should be expensed.

Workforce remuneration

We would generally support employee share plans unless company disclosure is insufficient for shareholders to make an informed decision, if dilution is outside reasonable limits or should the grant conditions be unsatisfactory.

Golden parachutes

Golden parachutes will be closely scrutinized and we will look at the company’s history of compensation policies as well as the management’s performance. We would expect these plans to have double trigger conditions and not to allow automatic vesting or tax gross-ups.

Non-executive directors’ remuneration

Non-employee or non-executive compensation should ideally be paid via a cash salary. In the event that a company elects to grant shares to non-executives these should not be in the form of stock options or with links to specific performance conditions, in order to maintain the independence and objectivity of the recipient.

We may exceptionally support stock option grants to non- executive directors only when we determine that the company’s circumstances justify it.

Section 6 — Environmental and Social Matters

Board oversight

Environmental, Social and Governance risks can have a significant impact on the reputation and financial stability of a company. It is therefore essential that the Board has a robust policy and control process in place to manage such risks.

The Board should ensure that it is aware of these issues, to enable the company to benefit from any opportunities which may positively impact the company’s business. We are generally supportive of the creation of a specific committee on the Board covering sustainability risks and opportunities.

Environmental and Social issues may not be topics which are regularly submitted on the agenda of General Meetings. However we will often discuss such topics during our meetings with companies where we believe they have economic relevance to the investment.

Shareholder proposals related to ESG factors

We may vote in favor of proposals put forward by shareholders that seek to promote good corporate citizenship and environmental stewardship, while enhancing long-term shareholder and stakeholder value.

Such proposals might refer to, but are not limited to, sustainability disclosure, human capital management, diversity, supply chain’s labor standards, bribery and corruption, climate change, water and deforestation.

In determining votes on shareholder social and environmental proposals, the following factors are considered:

•	Whether the proposal itself is well framed and reasonable;

•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	The percentage of sales, assets and earnings affected;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	What other companies have done in response to the issue;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal.

Companies disclosures on environmental policies and risks

We expect companies to have a strategy for reducing carbon emissions, to be clear about goals, and to report on progress.

We will generally support proposals that require companies to report to shareholders, at a reasonable cost and excluding proprietary data, information concerning their potential liability from operations that contribute to global warming, their policy on climate risks and opportunities and specific targets to reduce emissions (where such targets are not overly restrictive).

We will generally support proposals that require, or request, information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives, including the recommendations of the Financial Stability Board’s Task Force on Climate Related Financial Disclosures (TCFD).

In the following circumstances we may choose not to support specific proposals:

•	When the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	When the company has already responded in an appropriate and sufficient manner in previous years and the requirements are duplicative of existing reporting;

•	Where the proposal request is unduly burdensome or overly prescriptive.

We may choose to vote against the Board Chairman of a company when we determine that sufficient progress has not been made on specific topics raised during our engagement with companies, in particular in relation to climate change matters discussed as part of our climate related engagement program.

Section 7 — General Corporate Governance matters

Country or regional jurisdiction

Where management have chosen to request the approval of shareholders to change the state or country of incorporation of the company we will consider the background to the proposal and background to the change.

If we consider the move is motivated solely to entrench management or restrict effective corporate governance we may not support the request.

Political donations

We will generally not support company proposals allowing companies to make political donations and will support shareholder proposals requiring companies to be transparent concerning such donations.

Corporate Lobbying

In general, we will support seeking greater transparency on company lobbying, except where covered by existing legislation and where the company meets such regulation, unless there is a direct reputational risk.

For UK listed companies we may support proposals put forward by companies to make contributions to industry associations that fall under the technical scope of EU legislation, provided that a defined materiality threshold and limit has been disclosed, in line with market practice.

Financial assistance and related party transactions

We will generally not support management proposals seeking to provide financial assistance to specific third party linked entities, unless a clear rationale has been provided.

We will sanction related party transactions that are not in line with shareholders’ interests and/or when disclosure is below best market practice.

Articles of Association

We will generally not support a resolution when a lack of disclosure results in shareholders not being able to make an informed voting decision.

Shareholder proposals

We will review shareholder proposals not covered elsewhere in this policy on a case-by-case basis and may choose to support a resolution raised if we believe it to be in shareholder’s interests.

We may choose not to support proposals which are too binding or may restrict management’s ability to find an optimal solution. We will also endeavor to assess management’s initiatives to mitigate the issue raised.

Appendix 1

Stewardship	Committee

UBS Asset Management has established a Stewardship Committee. The Committee will be chaired by the Head of Investments, who will set the membership and who may invite other attendees to present information or offer subject matter expertise on pertinent subjects and may appoint other standing attendees.

The Chair is responsible for:

•	Setting the Committee agenda;

•	Leading the Committee activities and meetings;

•	Appointing the Committee Secretary;

•	Following Stewardship Committee approval, facilitating the approval by the UBS AM Executive Committee of any changes to this Proxy Voting policy;

•	Following Stewardship Committee approval, facilitating any further business approval of membership of any organization that UBS AM plans to join in relation to ESG/ Stewardship.

The Committee Chair will escalate risks and issues in a timely and constructive manner to the President of Asset Management and Head of Compliance & Operational Risk Control (C&ORC), as appropriate.

The Chair will further escalate any relevant issues to the appropriate legal entity Management Committee/ Front to Back Committee for specific impacted legal entities, as described in the formal Terms of Reference.

The Stewardship Committee shall have authority over funds and discretionary client mandates where the traditional business of UBS Asset Management has been granted voting authority. Where a fund specific board has underlying responsibility for voting rights this committee will inform the relevant fund board of the decisions and actions taken, upon request.

The Committee Members are responsible for:

•	Approving/ resolving proxy votes that are proposed to deviate from UBS Proxy Voting policy guidelines, including where we vote upon shares held in UBS Group on behalf of client portfolios.

•	Reviewing and approving votes where the Sustainable Investing team is unable to reach consensus with and among the portfolio management teams.

•	Reviewing and approving membership of any organization that UBS Asset Management intends to join in relation to ESG/ Stewardship.

•	Reviewing and approving requests to participate in the filing of a shareholder resolution.

•	Reviewing and approving the Proxy Voting policy annually, including any changes to scope of country coverage, and approving updates as required.

The Committee shall meet quarterly. In addition, ad-hoc meetings may be held at the discretion of the Chair should matters arise that warrants Committee review. The Committee can also perform duties on ad-hoc basis via email, as required, in respect of voting approvals.

Votes in respect of approval of votes proposed to deviate from UBS Proxy Voting policy shall be representative of a majority of votes cast (4 at least out of the 6). If a committee member is not available, a deputy may represent a member in terms of voting, and if no vote is received from either the member or the deputy within the time limit, then the decision will be determined by the majority of votes by the deadline.

The Chair appoints the Secretary of the Committee, who is responsible for preparing and collating the Committee documentation, and maintaining the agenda, minutes, action and risk logs. Minutes record all decisions taken and all actions agreed. Minutes are circulated to Committee members, attendees and such other persons as the Chair determines.

When important or complex matters are to be dealt with at a meeting, the member putting forward the proposal must provide the Committee Secretary with appropriate documentation sufficiently beforehand. The Committee Secretary is responsible for distribution to the Committee. Minutes are formally approved during the course of the immediate following Committee meeting.

Interaction with Company and Board of Directors

In seeking to have a good understanding of the companies in which we invest, we will seek to have regular dialogue and meetings between our investment analysts, portfolio managers, sustainability/governance specialists and company management, including, at times, members of the board of directors.

These meetings enable us to:

•	Have discussions regarding corporate strategy and objectives;

•	Make an assessment of management’s performance;

•	Monitor a particular company’s development over time and assess progress against our expectations as investors; and

•	Outline what our expectations are and explain our view on important issues.

Formal Communications with Company Boards

Nothing in this document should be interpreted as to prevent dialogue with an investee company and/or its advisers by a sector or industry analyst, sustainability/governance specialist or other appropriate senior investment personnel when a company approaches us to discuss governance issues, or resolutions they wish to include in their policy statement.

Where we suspect poor corporate governance standards or sustainability practices may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.

If action is considered necessary, we will attempt to arrange a meeting with one or more non-executive (outside) directors to gather additional information, learn more about the company’s corporate governance practices and communicate our concerns.

If it is determined that appropriate corporate governance practices are not present or are unlikely to be put in place, then we may:

•	Formally communicate our views to the Chair of the Board or the full Board of Directors;

•	Reflect our positions through our votes at the shareholders’ general meeting ;

•	Contact other shareholders regarding our concerns;

•	Divest our position in the company.

Any such steps may only be taken in compliance with applicable legislation.

Contacting the Media

UBS Asset Management generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to the policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, should be directed via our UBS Media Relations / Communications groups, who will determine, in liaison with our Compliance officers, if there is to be an exception to this policy.

Proxy Voting Process

We have established a dedicated Stewardship team to manage our proxy voting process.

The team shall:

•	Take necessary steps to determine that we have received ballots for all accounts over which we have voting authority and where we intend to vote;

•	Instruct relevant parties to recall, if possible and practical, securities that are currently on loan so that they may be voted on controversial proxy matters;

•	Implement procedures to identify potential conflicts and vote such proxies in accordance with our Conflict of Interest process;

•	Implement procedures to vote proxies in accordance with a client direction if applicable;

•

Represent UBS Asset Management on relevant market working groups with the view to improving best practices in the area of governance and voting. Participation in such groups will be approved by the Stewardship Committee.

Proxy Voting Disclosure Guidelines

Upon request or as required by law or regulation, UBS Asset Management will:

•	Inform the company (not their agent) where we have decided to vote against any material resolution at their company. Companies may also be provided with the number of shares we own in them.

•

Respond to a proxy solicitor or company agent acknowledging receipt of the proxy materials, inform them of our intent to vote and if, at that time, whether we have voted or not. We will not disclose the manner in which we have voted or the number of shares we own in a company.

•	Disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the requesting client.

•	Inform a client of our intended vote.

Disclaimer – In some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Compliance & Operational Risk Control Department (C&ORC) will be contacted to ensure adherence to UBS Asset Management Corporate Governance principles.

Other than as described above we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chair of the Stewardship Committee and regional Compliance & Operational Risk Department.

Proxy Voting Reporting

Our aggregated voting record is disclosed on a quarterly basis and available on our website at the following link:

https://www.ubs.com/global/en/asset-management/investment-capabilities/sustainability.html

For our regulated funds in the USA, Canada and Australia we also disclose our voting record on a fund-by-fund basis, which is also posted to our website.

Proxy Voting Conflict of Interest Procedures

UBS Asset Management is a wholly owned subsidiary of UBS Group AG, a leading publically listed financial services group.

We are committed to acting in a consistent and transparent manner. Our principal objective when considering how to vote, or whether to engage with a company, is to ensure that we fulfil our fiduciary duty by acting in the interests of our clients at all times.

Situations where actual and potential conflicts of interest can arise include where:

•	The interests of one client conflict with those of another client of UBS Asset Management;

•	UBS Asset Management invest on behalf of our clients in publically listed shares of UBS Group AG;

•	The listed company whose shareholder meeting is being voted upon is a client UBS Asset Management;

•	Affiliates within the wider UBS Group act as advisor to the company;

•	Board members of UBS Group AG serve on the board of an external company, where UBS Asset Management shall be voting upon their election to the board;

•	The interests of an employee of UBS Asset Management directly conflict with the interests of a client of UBS Asset Management.

In addition to the Proxy Voting Disclosure Guidelines above, UBS Asset Management has implemented the following guidelines to address potential conflicts of interest that arise in connection with our exercise of voting rights.

•	We exercise voting rights in line with UBS guidance and principles and retain a record of any deviation from UBS policies;

•

Where UBS Asset Management is aware of a conflict of interest in voting a particular proxy, a vote will be cast in line with UBS policy guidelines, unless it is identified that such a vote would not be in the best interests of our clients. In that event the Stewardship Committee will be notified of the conflict and will review whether a vote in line with UBS policy guidelines would be in the best interests of clients and remains consistent with UBS Principles. This includes where UBS Asset Management is invested into publically listed shares of UBS Group on behalf of our clients;

•

As it relates to the voting of UBS shares we will vote in accordance with our internal conflict process, as with all other companies we invest in for clients. This is based upon UBS Asset Management policies and principles. We shall document the rationale for our vote. Exceptions to this policy may be appropriate or necessary where the Stewardship Committee determines that it is prudent to engage an independent fiduciary to manage the voting decision and/or process.

•

In the event that UBS Asset Management are responsible for voting rights over a client portfolio that is invested into units of a publically traded UBS investment or mutual fund, any such voting rights will not be exercised in the event that the fund announces a meeting of unitholders. In such cases any voting rights must be exercised directly by the external client or end beneficiary.

•	Under no circumstances will our proxy voting decisions be influenced by our general business, sales or marketing, with impacted functions remaining outside of our voting decision process;

•

UBS Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. UBS officers are not permitted to discuss voting intentions with an Affiliate and if they are contacted by an Affiliate, contrary to our policy, the contact will refer the matter to our Compliance & Operational Risk group. The Chair of the Stewardship Committee will also be advised, who may advise the President, AM. In specific circumstances our Compliance group may discuss the matter with their counterparts at Affiliates;

•	UBS provide specific and periodic training for employees outlining their responsibilities in relation to conflicts of interest;

•	Where UBS Group has provided seed capital to a fund of UBS Asset Management (UK) Ltd any voting rights arising from such capital will not be exercised;

Disclaimer – Legal and Compliance & Risk personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers. In the event of any issue arising in relation to Affiliates, the Chair of the Stewardship Committee must be advised, who will in turn advise the Chief Risk Officer.

Record Keeping

UBS Asset Management will maintain records of proxies voted. Such records include copies of:

•	Our policies and procedures;

•	Proxy statements received;

•	Votes cast per client;

•	Number of shares voted per account;

•	Communications received and internal documents created that were material to the voting decision and;

•	A list of all proxies where it was determined a potential conflict existed and any written rationale created or approved by the Stewardship Committee supporting its voting decision.

Use of proxy voting advisory services

In order for us to meet our stewardship responsibilities it is essential that we have access to accurate information regarding the corporate governance structure, ESG practices and shareholder meetings of operating companies in which we invest on behalf of our clients and funds.

Taking into account the number of operating companies invested across our range of capabilities, we use the services of a specialist provider for a number of services, to supplement our own assessments.

We have selected Institutional Shareholder Services (ISS) to provide proxy advisory services. ISS are a leading proxy advisory firm, with the appropriate competency, capacity and systems to provide this service on a global basis.

The proxy voting related research and recommendations provided to us by ISS are based upon the proxy guidelines contained in this policy document. We do not delegate our voting responsibilities to ISS and retain full discretion when determining how to vote shares held for our clients and funds.

We regularly monitor the services provided to us by ISS and other external vendors, including performing an annual due diligence on the compliance policies, controls, procedures and quality of service provided.

We further require information regarding how the vendor manages any conflicts of interest that may arise through certain affiliations or business practices.

Investment Companies/Funds

The guidelines detailed in this Policy are designed for and intended to apply to the operating companies we invest in on behalf of our clients.

While the principles of this Policy may also apply generally to investment companies or funds that we invest in on behalf of our clients, investment companies and funds often function differently than operating companies, and as a result, the specific guidelines may not apply in the same manner and may not be applicable or followed with respect to investment companies or funds

Appendix 2

Special Disclosure Guidelines for Registered Investment Company Clients (the “Funds”)

Registration Statement

Management is responsible for ensuring the following:

•

That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement;

•

That the SAI disclosure includes the procedures that are used when a vote presents a potential conflict between the interests of Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Funds, their investment adviser, or principal underwriter, on the other;

•

That the SAI disclosure states that information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Funds’ website, or both; and (ii) on the Securities and Exchange Commission’s (Commission) website. If a request for the proxy voting record is received, the Funds must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practical after filing the report with the Commission, and must remain available on the website as long as the Funds disclose that it is available on the website.

Shareholder Annual and Semi-annual Report

Management is responsible for ensuring the following:

•

That the Funds’ shareholder reports contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the Funds’ websites if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Funds must comply within three business days by first class mail;

•

That the report contain a statement that information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Funds’ websites, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Funds must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practical after filing the report with the Commission, and must remain available on the website as long as the Funds disclose that it is available on the website.

Form N-PX

Management is responsible for ensuring the following:

•

That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may simply be included with the filing. The Commission’s preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing;

•

That the N-CSR disclosure includes the procedures that are used when a vote presents a potential conflict between the interests of Funds’ shareholders, on the one hand, and those of the Funds’ investment advisers or principal underwriters, on the other hand.

•

That the securities lending agreement used by the Funds will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund or Funds making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have material effect on the applicable Fund’s investment in the loaned security;

•	That each Fund files its complete proxy voting records on Form N-PX for the 12-month period ended June 30 by no later than August 31 of each year;

•

That any material issues arising in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX are reported to the Funds’ Chief Compliance Officer (“Funds’ CCO”).

Oversight of Disclosure

•

The Funds’ CCO shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ CCO shall recommend to the Fund Boards any changes to these policies and procedures that he or she deems necessary or appropriate to ensure that the Fund complies with relevant federal securities laws.

Appendix 3

Responsible Parties

The Chief Compliance Officer of UBS Asset Management (“Adviser’s CCO”) or his/her designees shall be responsible for monitoring and enforcing this policy.

Documentation

Monitoring and testing of this policy will be documented in the following ways:

•	Annual review by Funds’ CCO and Adviser’s CCO of effectiveness of this policy and associated procedures;

•	Annual Report of Funds’ CCO and Adviser’s CCO regarding the effectiveness of this policy and associated procedures;

•	Periodic review of any proxy service vendor by the Funds’ CCO and Adviser’s CCO;

•	Periodic review of any proxy votes by the Regional Committee for the Americas.

Compliance Dates

•	File Form N-PX by August 31 for each registered investment company client;

•	Annual review by the Funds’ CCO and Adviser’s CCO of the effectiveness of these procedures;

•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable.

Other Policies

Other policies that this policy may affect include:

•	Recordkeeping Policy,

•	Affiliated Transaction Policy,

•	Code of Ethics.

Risks Addressed by this policy

This policy is designed to address the following risks:

•	Failure to provide required disclosures for investment advisers and registered investment companies.

•	Failure to identify and address potential conflicts of interest.

•	Failure to provide adequate oversight of third party service providers.

•	Failure to vote proxies in the best interests of clients and funds.

For further details on all our voting records, please see our website: https://www.ubs.com/global/en/asset-management/investment-capabilities/sustainability.html

For further information on our policies and activities, please contact our Stewardship team:

dl-si-research-stewardship@ubs.com

Scope

UBS Asset Management is a large-scale asset manager, providing traditional, alternative, real estate, infrastructure and private equity investment solutions to private clients, financial intermediaries and institutional investors worldwide. With a number of investment areas and a range of strategies within each area, the approach to ESG issues necessarily varies across the firm and, to some extent, across countries/regions according to local market customs and client needs.

This document focuses on our approach utilized for the overwhelming bulk of our traditional equity capabilities. Our general approach described here is subject always to any client-specific instructions or restrictions and/or following any local laws or standards applicable in the domiciles of assets or funds.

For marketing and information purposes by UBS. For professional clients / qualified / institutional investors only.

This document does not replace portfolio and fund-specific materials. Commentary is at a macro or strategy level and is not with reference to any registered or other mutual fund.

Americas

The views expressed are a general guide to the views of UBS Asset Management as of January 2020. The information contained herein should not be considered a recommendation to purchase or sell securities or any particular strategy or fund. Commentary is at a macro level and is not with reference to any investment strategy, product or fund offered by UBS Asset Management. The information contained herein does not constitute investment research, has not been prepared in line with the requirements of any jurisdiction designed to promote the independence of investment research and is not subject to any prohibition on dealing ahead of the dissemination of investment research. The information and opinions contained in this document have been compiled or arrived at based upon information obtained from sources believed to be reliable and in good faith. All such information and opinions are subject to change without notice. Care has been taken to ensure its accuracy but no responsibility is accepted for any errors or omissions herein. A number of the comments in this document are based on current expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from expectations. The opinions expressed are a reflection of UBS Asset Management’s best judgment at the time this document was compiled, and any obligation to update or alter forward-looking statements as a result of new information, future events or otherwise is disclaimed. Furthermore, these views are not intended to predict or guarantee the future performance of any individual security, asset class or market generally, nor are they intended to predict the future performance of any UBS Asset Management account, portfolio or fund.

EMEA

The information and opinions contained in this document have been compiled or arrived at based upon information obtained from sources believed to be reliable and in good faith, but is not guaranteed as being accurate, nor is it a complete statement or summary of the securities, markets or developments referred to in the document. UBS AG and / or other members of the UBS Group may have a position in and may make a purchase and / or sale of any of the securities or other financial instruments mentioned in this document.

Before investing in a product please read the latest prospectus carefully and thoroughly. Units of UBS funds mentioned herein may not be eligible for sale in all jurisdictions or to certain categories of investors and may not be offered, sold or delivered in the United States. The information mentioned herein is not intended to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Past performance is not a reliable indicator of future results. The performance shown does not take account of any commissions and costs charged when subscribing to and redeeming units. Commissions and costs have a negative impact on performance. If the currency of a financial product or financial service is different from your reference currency, the return can increase or decrease as a result of currency fluctuations. This information pays no regard to the specific or future investment objectives, financial or tax situation or particular needs of any specific recipient.

The details and opinions contained in this document are provided by UBS without any guarantee or warranty and are for the recipient’s personal use and information purposes only. This document may not be reproduced, redistributed or republished for any purpose without the written permission of UBS AG.

This document contains statements that constitute “forward-looking statements”, including, but not limited to, statements relating to our future business development.

While these forward-looking statements represent our judgments and future expectations concerning the development of our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations.

UK

Issued in the UK by UBS Asset Management (UK) Ltd. Authorised and regulated by the Financial Conduct Authority.

APAC

This document and its contents have not been reviewed by, delivered to or registered with any regulatory or other relevant authority in APAC. This document is for informational purposes and should not be construed as an offer or invitation to the public, direct or indirect, to buy or sell securities. This document is intended for limited distribution and only to the extent permitted under applicable laws in your jurisdiction. No representations are made with respect to the eligibility of any recipients of this document to acquire interests in securities under the laws of your jurisdiction.

Using, copying, redistributing or republishing any part of this document without prior written permission from UBS Asset Management is prohibited. Any statements made regarding investment performance objectives, risk and/or return targets shall not constitute a representation or warranty that such objectives or expectations will be achieved or risks are fully disclosed. The information and opinions contained in this document is based upon information obtained from sources believed to be reliable and in good faith but no responsibility is accepted for any misrepresentation, errors or omissions. All such information and opinions are subject to change without notice. A number of comments in this document are based on current expectations and are considered “forward-looking statements”. Actual future results may prove to be different from expectations and any unforeseen risk or event may arise in the future. The opinions expressed are a reflection of UBS Asset Management’s judgment at the time this document is compiled and any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise is disclaimed.

You are advised to exercise caution in relation to this document. The information in this document does not constitute advice and does not take into consideration your investment objectives, legal, financial or tax situation or particular needs in any other respect. Investors should be aware that past performance of investment is not necessarily indicative of future performance. Potential for profit is accompanied by possibility of loss. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

Australia

This document is provided by UBS Asset Management (Australia) Ltd, ABN 31 003 146 290 and AFS License No. 222605.

China

The securities may not be offered or sold directly or indirectly in the People’s Republic of China (the “PRC”). Neither this document or information contained or incorporated by reference herein relating to the securities, which have not been and will not be submitted to or approved/verified by or registered with the China Securities Regulatory Commission (“CSRC”) or other relevant governmental authorities in the PRC pursuant to relevant laws and regulations, may be supplied to the public in the PRC or used in connection with any offer for the subscription or sale of the Securities in the PRC. The securities may only be offered or sold to the PRC investors that are authorized to engage in the purchase of Securities of the type being offered or sold. PRC investors are responsible for obtaining all relevant government regulatory approvals/licenses, verification and/or registrations themselves, including, but not limited to, any which may be required from the CSRC, the State Administration of Foreign Exchange and/or the China Banking Regulatory Commission, and complying with all relevant PRC regulations, including, but not limited to, all relevant foreign exchange regulations and/or foreign investment regulations.

Hong Kong

This document and its contents have not been reviewed by any regulatory authority in Hong Kong. No person may issue any invitation, advertisement or other document relating to the Interests whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to the Interests which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571) and the Securities and Futures (Professional Investor) Rules made thereunder.

Japan

This document is for informational purposes only and is not intended as an offer or a solicitation to buy or sell any specific financial products, or to provide any investment advisory/management services.

Korea

The securities may not be offered, sold and delivered directly or indirectly, or offered or sold to any person for re-offering or resale, directly or indirectly, in Korea or to any resident of Korea except pursuant to the applicable laws and regulations of Korea, including the Capital Market and Financial Investment Business Act and the Foreign Exchange Transaction Law of Korea, the presidential decrees and regulations thereunder and any other applicable laws, regulations or rules of Korea. UBS Asset Management has not been registered with the Financial Services Commission of Korea for a public offering in Korea nor has it been registered with the Financial Services Commission for distribution to non-qualified investors in Korea.

Malaysia

This document is sent to you, at your request, merely for information purposes only. No invitation or offer to subscribe or purchase securities is made by UBS Asset Management as the prior approval of the Securities Commission of Malaysia or other regulatory authorities of Malaysia have not been obtained. No prospectus has or will be filed or registered with the Securities Commission of Malaysia.

Singapore

This document has not been registered with the Monetary Authority of Singapore pursuant to the exemption under Section 304 of the SFA. Accordingly, this document may not be circulated or distributed, nor may the Securities be offered or sold, whether directly or indirectly, to any person in Singapore other than (i) to an institutional investor pursuant to Section 304 of the SFA.

Taiwan

This document and its contents have not been reviewed by, delivered to or registered with any regulatory or other relevant authority in the Republic of China (R.O.C.). This document is for informational purposes and should not be construed as an offer or invitation to the public, direct or indirect, to buy or sell securities. This document is intended for limited distribution and only to the extent permitted under applicable laws in the Republic of China (R.O.C.). No representations are made with respect to the eligibility of any recipients of this document to acquire interests in securities under the laws of the Republic of China (R.O.C.).

Source for all data and charts (if not indicated otherwise): UBS Asset Management.

UK: UBS Asset Management (UK) Ltd is a subsidiary of UBS AG. Registered in England and authorised and regulated by the Financial Conduct Authority: UBS Asset Management (UK) Ltd, UBS Asset Management Funds Ltd. Telephone calls may be recorded.

US: Services to US clients for any strategy herein are provided by UBS Asset Management (Americas) Inc. UBS Asset Management (Americas) Inc. is registered as an investment adviser with the US Securities and Exchange Commission («SEC») under the Investment Advisers Act of 1940.

Using, copying, redistributing or republishing any part of this document without prior written permission from UBS Asset Management is prohibited. Any statements made regarding investment performance objectives, risk and/or return targets shall not constitute a representation or warranty that such objectives or expectations will be achieved or risks are fully disclosed. The information and opinions contained in this document is based upon information obtained from sources believed to be reliable and in good faith but no responsibility is accepted for any misrepresentation, errors or omissions. All such information and opinions are subject to change without notice. A number of comments in this document are based on current expectations and are considered “forward-looking statements”. Actual future results may prove to be different from expectations and any unforeseen risk or event may arise in the future.

The opinions expressed are a reflection of UBS Asset Management’s judgment at the time this document is compiled and any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise is disclaimed.

You are advised to exercise caution in relation to this document. The information in this document does not constitute advice and does not take into consideration your investment objectives, legal, financial or tax situation or particular needs in any other respect. Investors should be aware that past performance of investment is not necessarily indicative of future performance. Potential for profit is accompanied by possibility of loss. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

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UBS Asset Management

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Vaughan Nelson Investment Management, L.P.

Description of Proxy Voting Policy and Procedures

Policy

Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists.

Approach

Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline, reviewed annually, is the work product of Vaughan Nelson’s Investment Team and it considers the nature of it’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm Institutional Shareholder Services (ISS), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances, the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

Vaughan Nelson uses ISS in a limited capacity to collect proxy ballots for clients, provide a platform in which to indicate our vote, provide company research as a point of information and assist our firm in generating proxy voting reports.

Vaughan Nelson, in executing its duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, and the types of securities managed. Notwithstanding, if a conflict of interest arises, we will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part or casting the vote as indicated by the independent third-party research firm, ISS. If a conflict involves ISS, Vaughan Nelson will take that into consideration when evaluating a proxy item that is not addressed in the firm’s recurring Proxy Voting Guideline.

Vaughan Nelson, as an indirect subsidiary of a Bank Holding Company, is restricted from voting the shares it has invested in banking entities on the fund’s behalf in instances where the aggregate ownership of all the Bank Holding Company’s investment management subsidiaries exceed 5% of the outstanding share class of a bank. Where the aggregate ownership described exceeds the 5% threshold, the firm will instruct ISS, an independent third party, to vote the proxies in line with ISS’s recommendation.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds — whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities — whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts — instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) Small Combined Holdings / Unsupervised Securities — where the firm does not have a significant holding or basis on which to offer advice, 5) a security is out on loan (voting rights have been passed to the borrower) or 6) securities held on record date but not held on meeting date.

In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1)

Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•    Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

•    Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•    Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2018

Upon a client’s written request, Wellington Management Company llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and seeks to vote each proposal so that the long- term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of our clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.

Wellington Management Global Proxy Voting Guidelines

Voting guidelines

Composition and role of the board of directors

Elect directors	Case by case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We believe that a diverse board is in the best interest of shareholders, so we consider board diversity as part of our assessment. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Declassify board of directors	For

Adopt director tenure/retirement age (SP)	Against

Adopt director and officer indemnification	For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow special interest representation to board (SP)	Against

Require board independence	For

We believe that boards are best-positioned to represent shareholders’ interests when they have a sufficient quantity of independent directors in the boardroom. We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least two-thirds of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Expressing our support for these levels of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence. To determine the appropriate minimum level of board independence, we look to the prevailing market best practice — for example, one-third independent in Japan, two-thirds independent in the US, and majority independent in the UK and France.

Require key board committees to be independent	For

Key board committees are the nominating, audit, and compensation committees. Exceptions will be made, as above, with respect to local market conventions.

Require a separation of chair and CEO or require a lead director (SP)	For

Approve directors’ fees	Case by case

Approve bonuses for retiring directors	Case by case

Approve board size	For

Elect supervisory board/corporate assembly/statutory auditors	Case by case

Companies in certain markets are governed by multitiered boards, with each tier having different powers and responsibilities. We hold supervisory board members to similar standards described above under “Elect directors,” subject to prevailing local governance best practices.

Wellington Management Global Proxy Voting Guidelines

Majority vote on election of directors (SP)	For

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Adopt proxy access	For

We generally support proposals that allow significant and long-term shareholders the right to nominate director candidates on management’s proxy card. That being said, we may vote against a proxy access proposal if it is shareholder-sponsored and it requests that the company adopt proxy access without reasonable constraints or in a way that markedly differs from prevailing market norms.

Contested director election	Case by case

Compensation

Adopt/amend stock option plans	Case by case

While we believe equity compensation helps align plan participants’ and shareholders’ interests, we will vote against plans that we find excessively dilutive or costly. Additionally, we will generally vote against plans that allow the company to reprice options without shareholder approval. We will also vote against plans that allow the company to add shares to the plan without shareholder approval, otherwise known as an “evergreen provision.

Adopt/amend employee stock purchase plans	Case by case

We generally support employee stock purchase plans, as they may align employees’ interests with the interests of shareholders. That being said, we typically vote against plans that do not offer shares to a broad group of employees (i.e., only executives are allowed to participate) or plans that offer shares at a significant discount.

Approve/amend bonus plans	Case by case

In the US, bonus plans are customarily presented for shareholder approval pursuant to section 162(m) of the omnibus budget reconciliation act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162(m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

Approve remuneration policy	Case by case

Approve compensation packages for named executive officers	Case by case

Wellington Management Global Proxy Voting Guidelines

Determine whether the compensation vote will occur every one, two, or three years	One year

Exchange underwater options	Case by case

We may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or limit severance agreements (golden parachutes)	Case by case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Approve golden parachute arrangements in connection with certain corporate transactions	Case by case

Shareholder approval of future severance agreements covering senior executives (SP)	Case by case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose placing additional limitations on compensation where we feel the board as already demonstrated reasonable respect for industry practice and overall levels of compensation have historically been sensible.

Adopt a clawback policy (SP)	Case by case

We believe that companies should have the ability to recoup incentive compensation from members of management who received awards based on fraudulent activities or an accounting misstatement. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if the company’s existing policies do not cover these circumstances.

Reporting of results

Approve financial statements	For

Set dividends and allocate profits	For

Limit non-audit services provided by auditors (SP)	Case by case

We follow the guidelines established by the public company accounting oversight board regarding permissible levels of non-audit fees payable to auditors.

Ratify selection of auditors and approve their fees	Case by case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Shareholder approval of auditors (SP)	For

Shareholder voting rights

Adopt cumulative voting (SP)	Against

As an exception, we may support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder) or at companies with two-tiered voting rights.

Wellington Management Global Proxy Voting Guidelines

Shareholder rights plans	Case by case

Also known as poison pills, we believe these plans do not encourage strong corporate governance, since they can entrench management and restrict opportunities for takeovers. That being said, we recognize that limited poison pills can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Consequently, we may support plans that include:

• Shareholder approval requirement

• Sunset provision

• Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote)

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

Authorize blank check preferred stock	Case by case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Establish right to call a special meeting	For

A reasonably high ownership threshold should be required to convene special meetings in order to ensure that they address broadly-supported shareholder interests.

Establish the right to act by written consent (SP)	Case by case

We will generally oppose written consent proposals when the company already offers the shareholders the right to call a special meeting.

Increase supermajority vote requirement	Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt anti-greenmail provision	For

Adopt confidential voting (SP)	Case by case

As an exception, we require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Increase authorized common stock	Case by case

We generally support requests for increases up to 100% of the shares currently authorized, so long as the new authority respects preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

Approve merger or acquisition	Case by case

Approve technical amendments to charter	Case by case

Opt out of state takeover statutes	For

Eliminate multiclass voting structure (SP)	For

We believe that shareholders’ voting power should be reflected by their economic stake in a company.

Wellington Management Global Proxy Voting Guidelines

Capital structure

Authorize share repurchase	For

Approve stock splits	Case by case

We approve stock splits and reverse stock splits that preserve the level of authorized but unissued shares.

Approve recapitalization/restructuring	Case by case

Issue stock with or without preemptive rights	Case by case

Issue debt instruments	Case by case

Environmental and social issues

Environmental and social issues typically appear on ballots as shareholder-sponsored proposals. We support these proposals in situations where we believe that doing so will improve the prospects for long-term success of a company and investment returns. For example, we generally support proposals focused on improved assessment and disclosure of climate risks when we believe they may be material to a company’s long-term performance and management has not sufficiently addressed them. At a minimum, we expect companies to comply with applicable laws and regulations with regards to environmental and social standards.	Case by case

Miscellaneous

Approve other business	Against

Approve re-incorporation	Case by case

Approve third-party transactions	Case by case

13 March 2019

©2019 Wellington Management Company LLP. All rights reserved.	G2813_1

Proxy Voting Policies and Procedures

EFFECTIVE AS OF JUNE 2019

Wells Fargo Asset Management (“WFAM”) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the WFAM Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) sets out how WFAM complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”). It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, WFAM also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of WFAM’s other clients. Not all clients delegate proxy-voting authority to WFAM. WFAM will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which WFAM exercises no investment discretion are not voted by WFAM).

Luxembourg Products

WFAML has delegated the portfolio management of the Luxembourg Funds it manages to WFAM and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to WFAM with respect to the Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

WFAM has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of WFAM or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested. WFAM has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator

The proxy voting process is administered by WellsCap’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the WFAM Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

Proxy Committee and Sub-Committees

WFAM Proxy Governance Committee

The WFAM Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy Governance Committee shall coordinate with WFAM Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The WFAM Proxy Governance Committee may delegate certain powers and responsibilities to a proxy voting sub-committee. The WFAM Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub-Committee. Members of the WFAM Proxy Governance Committee also oversee the implementation of WFAM Proxy Governance Committee recommendations for the respective functional areas in WFAM that they represent.

Proxy Voting Sub-Committee

Among other delegated matters, the Proxy Voting Sub-Committee, in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub-Committee escalates issues to the WFAM Proxy Governance Committee that are determined to be material by the Proxy Voting Sub-Committee or otherwise in accordance with these Policies and Procedures. The Proxy Voting Sub-Committee coordinates with Wells Fargo Asset Management Risk and Compliance to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The WFAM Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any sub-committee of the WFAM Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the sub-committee members available at that time. The WFAM Proxy Governance Committee shall also meet at least annually (each calendar year and within 15 months of the last meeting) to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the WFAM Proxy Governance Committee are identified in the WFAM Proxy Charter. Changes to the membership of the WFAM Proxy Governance Committee will be made only with approval of the WFAM Proxy Governance Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance ~~-~~Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	The WFAM Portfolio Risk Management and Analytics team[5] (the “PRMA team”) evaluates the matter for materiality and any other relevant considerations.

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, WFAM shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The WFAM Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the Proxy Voting Sub-Committee (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]

The PRMA team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the WFAM Chief Investment Officer.

b.

If the PRMA team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance ~~Sub-~~Committee) for case-by-case review and vote determination.

c.	If the PRMA team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the WFAM Proxy Governance Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the WFAM Proxy Governance Committee or a sub-committee thereof, the WFAM Proxy Governance Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The WFAM Proxy Governance Committee (and any sub-committee thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the WFAM Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or WFAM Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the Proxy Voting Sub-Committee who will determine, or escalate to the WFAM Proxy Governance Committee, the final voting decision.

Consistent Voting

Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Governance and Oversight

WFAM Top-of-House Proxy Voting Principles/Guidelines.

The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

Boards of Directors

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•

Generally speaking, we believe Directors should sit on no more than 4 public boards at any given time. Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

Practical Limitations to Proxy Voting

While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the WFAM Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. WFAM acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between WFAM and its affiliates and our commitment as a fiduciary to independent judgement. However, when the WFAM Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the WFAM Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;

2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4.	Engaging an independent fiduciary who will direct the vote on such matter,

5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7.	Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its clients.

Vendor Oversight

The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

Other Provisions

Policy Review and Ad Hoc Meetings

The WFAM Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the WFAM Proxy Governance Committee, or WFAM’s Chief Compliance Officer. The WFAM Proxy Governance Committee includes representation from Portfolio Management, Operations, Portfolio Risk Management and Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of WFAM);

•	Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for WFAM’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML and WFAMI Ltd, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (“SRD II”). Specific to WFAML, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on WFAM’s website.

In addition, WFAM will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of WFAM’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

WFAM will provide to clients proxy statements and any records as to how WFAM voted proxies on behalf its client quarterly or upon request. For assistance, clients may contact their relationship manager, call WFAM at 1-800-259-3305 or e-mail wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

WFAM will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the WFAM Proxy Governance Committee: June 2019

Proxy Voting

Introduction

Westfield will offer to vote U.S. exchange traded proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function

Westfield has engaged a third party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. Westfield’s Operations team, with oversight from Compliance, will:

•	oversee the vendor; this includes performing annual audits of the proxy votes and conducting annual due diligence;

•	ensure required proxy records are retained according to applicable rules and regulations and internal policy;

•	distribute proxy reports prepared by the vendor for internal and external requests;

•	review the proxy policy and voting guidelines at least annually; and

•	identify material conflicts of interest that may impair our ability to vote shares in our clients’ best interest.

Proxy Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst or portfolio manager.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes.

Westfield Capital Management Company, L.P. Date Approved: 01/23/2020	C-646

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.

With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time before the votes have been cast. In addition, certain proxy ballots (e.g., contentious proposals) may necessitate further review from the analyst or portfolio manager. Compliance will attempt to identify such ballots and bring them to the analyst’s or portfolio manager’s attention. If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.

Non-U.S. Proxies

With the exception of ADRs and foreign domiciled securities that trade on U.S. exchanges, Westfield will not vote non-U.S. proxies.

Conflicts of Interest

Compliance and Operations are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Since our business is solely focused on providing investment advisory services, it is unlikely that a material conflict will arise in connection with proxy voting. Additionally, per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance and Operations will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Operations teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

•	company name

•	meeting agenda

•	how the account voted on each agenda item

•	how management recommended the vote to be cast on each agenda item

•	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

•	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;

Westfield Capital Management Company, L.P. Date Approved: 01/23/2020	C-647

•

electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	records of each vote cast for each client;

•

documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

•	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

•	disclosure documentation to clients on how they may obtain information on how we voted their securities

Westfield Capital Management Company, L.P. Date Approved: 01/23/2020	C-648

UNITED STATES

Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2020
Published December 11, 2019

ISSGOVERNANCE.COM
© 2019 | Institutional Shareholder Services and/or its affiliates

UNITED STATES CONCISE PROXY VOTING GUIDELINES

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors: General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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UNITED STATES CONCISE PROXY VOTING GUIDELINES

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[4].

Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. Mitigating factors include:

•	Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;

•	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or

•	Other relevant factors as applicable.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

[4]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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UNITED STATES CONCISE PROXY VOTING GUIDELINES

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case- by-case) if:

•

The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a

[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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UNITED STATES CONCISE PROXY VOTING GUIDELINES

company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders’ ability to amend bylaws.

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UNITED STATES CONCISE PROXY VOTING GUIDELINES

Problematic Capital Structure — Newly Public Companies: For newly public companies6, generally vote against or withhold from the entire board (except new nominees 1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.

Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.

Problematic Governance Structure — Newly Public Companies: For newly public companies6, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

•	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

[6]	Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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UNITED STATES CONCISE PROXY VOTING GUIDELINES

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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UNITED STATES CONCISE PROXY VOTING GUIDELINES

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[7]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•	The scope and rationale of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;

•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

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•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•	Evidence that the board has failed to oversee and address material risks facing the company;

•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Shareholder Rights & Defenses

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors: General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

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•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Capital/Restructuring

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.

C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

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D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open- market repurchases, in the absence of company-specific concerns regarding:

•	Greenmail,

•	The use of buybacks to inappropriately manipulate incentive compensation metrics,

•	Threats to the company’s long-term viability, or

•	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

•	Financial issues — company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues — change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
•	Conflict of interest — arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value

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creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation — Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay- for- performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices8, this analysis considers the following:

1.	Peer Group[9] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[10] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay- for- performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation to fixed or discretionary pay;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[11] compared to grant pay; and

[8]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[9]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[10]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[11]	ISS research reports include realizable pay for S&P1500 companies.

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•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay- for- performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay- for- performance philosophy. Please refer to ISS’ U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups);

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U .S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans[12] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

[12]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’s recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a sufficient claw-back policy;

•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it — for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing — for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social and Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

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•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

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•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender, Race, or Ethnicity Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company’s pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and

•	Whether the company’s reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.

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Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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TAFT-HARTLEY PROXY VOTING GUIDELINES

2020 Executive Summary

Published January 06, 2020

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EXECUTIVE SUMMARY 2020 TAFT-HARTLEY U.S. PROXY VOTING GUIDELINES

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EXECUTIVE SUMMARY 2020 TAFT-HARTLEY U.S. PROXY VOTING GUIDELINES

Introduction

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses — all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

•	Corporate policies that affect job security and wage levels;

•	Corporate policies that affect local economic development and stability;

•	Corporate responsibility to employees, communities and the environment; and

•	Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services supports annually elected boards and holds directors to a high standard when voting on their election, qualifications, and compensation.

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Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. In particular, the Taft-Hartley guidelines board independence standards require a two-thirds majority independent board. The Taft-Hartley guidelines also employ a higher bar on director independence classifications, and consider directors who have been on the board for a period exceeding 10 years as non-independent directors. Furthermore, key board committees should be composed entirely of independent directors. Taft-Hartley Advisory Services supports shareholders proposals requesting the separation of the chairman and CEO positions and opposes the election of a non-independent chair.

Taft-Hartley Advisory Services takes into account the attendance records of directors, using a benchmark attendance rate of 75 percent of board and committee meetings. Cases of chronic poor attendance without reasonable justification may also warrant adverse recommendations for nominating/governance committees or the full board. Taft-Hartley Advisory Services will also recommend a vote against a director nominee who is considered overboarded. Furthermore, adverse recommendations for directors may be warranted at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

Board Size

While there is no hard and fast rule among institutional investors as to what may be an optimal board size, a board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals. Taft-Hartley Advisory Services will generally vote against any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

Board Diversity

Taft-Hartley Advisory Services will generally vote against or withhold from the chair of the nominating committee for companies in the Russell 3000 or S&P 1500 indices that lack gender diversity. Taft-Hartley Advisory Services will support shareholder proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of director. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom better reflects a company’s workforce, customers and community, and enhances shareholder value.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This

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voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control. Taft-Hartley Advisory Services generally recommends votes against proposals to eliminate cumulative voting, and for proposals to allow cumulative voting.

Shareholder Access to the Proxy

Many investors view proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While poison pills are evaluated on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services generally recommends votes for proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills.

Proxy Contests — Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Capital Structure

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. Taft-Hartley Advisory Services will recommend a vote for proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. An increase of up to 50 percent is enough to allow a company to meet its capital needs. Taft-Hartley Advisory Services will recommend a vote against proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

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Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level. Taft-Hartley Advisory Services also considers if the reverse stock split is necessary to maintain listing of a company’s stock on the national stock exchanges, or if there is substantial doubt about the company’s ability to continue as a going concern without additional financing.

Taft-Hartley Advisory Services generally supports a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. Taft-Hartley Advisory Services will recommend a vote for a one share, one vote capital structure, and a vote against the creation or continuation of dual class structures.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Taft-Hartley Advisory Services will also consider company-specific factors including past board performance, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Share Repurchase Programs

While most U.S. companies can and do implement share buyback programs via board resolutions without shareholder votes, there are exceptions to this rule. Certain financial institutions, for example, are required by their regulators to receive shareholder approval for buyback programs. In addition, certain U.S.-listed cross-market companies are required by the law of their country of incorporation to receive shareholder approval to grant the board the authority to repurchase shares.

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, Taft-Hartley Advisory Services will vote for management proposals to institute open-market

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share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns. Taft-Hartley Advisory Services will vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Auditor Ratification

Auditor Independence

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, auditor tenure, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Taft-Hartley Advisory Services recommends a vote against the ratification of a company’s auditor if it receives more than one-quarter of its total fees for consulting or if auditor tenure has exceeded seven years. A vote against the election of Audit Committee members will also be recommended when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. Taft-Hartley Advisory Services supports shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

Mergers, Acquisitions, and Restructurings

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. Taft- Hartley Advisory Services opposes corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Mergers and Acquisitions

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Reincorporation

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration both financial and corporate governance concerns including the reasons for reincorporation, a comparison of both the company’s governance practices and provisions prior to and following the reincorporation, and corporation laws of original state and destination state.

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Executive Compensation

Equity Incentive Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. Option plans are evaluated on a case-by-case basis, taking into consideration factors including: exercise price, voting power dilution, equity burn rate, executive concentration ratios, pay-for-performance, and the presence of any repricing provisions.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider recommending against or withholding votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. Taft-Hartley Advisory Services adopts a case-by-case approach to the options backdating issue to differentiate companies that had sloppy administration versus those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Advisory Votes on Executive Compensation — Management Say-on-Pay Proposals (MSOP)

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. Taft-Hartley Advisory Services will vote against MSOP proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Taft-Hartley Advisory Services also supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay- out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft- Hartley Advisory Services recommends votes for shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and evaluates golden parachutes compensation on a case-by-case basis, consistent with Taft-Hartley Advisory Services’ policies on problematic pay practices related to severance packages.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services recommends votes for shareholder proposals that seek additional disclosure of executive and director pay information. Taft-Hartley Advisory Services will also recommend a vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits. Taft-Hartley Advisory Services reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to non-financial factors such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals and performance.

Corporate Responsibility & Accountability

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Taft-Hartley Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company and not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

CERES Roadmap For Sustainability

The CERES Roadmap For Sustainability, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signatory to the CERES Roadmap For Sustainability would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public. Taft-Hartley Advisory Services recommends votes for the adoption of the CERES Principles and for reporting to shareholders on environmental issues.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

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Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Taft-Hartley Advisory Services supports the implementation and reporting on ILO codes of conduct. Taft-Hartley Advisory Services also votes in favor of requests for an assessment of the company’s human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders — at reasonable cost and omitting proprietary information — on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies.

Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

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Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Workplace Safety

Taft-Hartley Advisory Services supports shareholder requests for workplace safety reports, including reports on accident risk reduction effort.

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UNITED STATES

SRI PROXY VOTING GUIDELINES

2020 Executive Summary

Published January 06, 2020

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© 2019 | Institutional Shareholder Services and/or its affiliates

EXECUTIVE SUMMARY 2020 SRI U.S. PROXY VOTING GUIDELINES

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EXECUTIVE SUMMARY 2020 SRI U.S. PROXY VOTING GUIDELINES

INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially and environmentally responsible manner.

The dual objectives carry through to the proxy voting activity, after the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. Social Advisory Services notes that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that Social Advisory Services closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at decisions. Where ISS acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

The guidelines evaluate management and shareholder proposals as follows:

MANAGEMENT PROPOSALS

1.	Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

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Social Advisory Services will generally oppose slates of director nominees that are not composed of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Social Advisory Services will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. Social Advisory Services will also vote against/withhold votes from members of the nominating committee, with the exception of new nominees, where the board lacks at least one woman and one racially diverse director, and when the board is not at least 30 percent diverse. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2.	Board Responsiveness

Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal the received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors including the board’s failure to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

3.	Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

4.	Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given

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the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5.	Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case- by-case basis, taking into account the impact on shareholder rights.

6.	Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

7.	Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk- taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Equity plan proposals are considered on a case-by-case basis using a binomial pricing model that estimates the cost of a company’s stock-based incentive programs. Plan features and any recent controversies surrounding a company’s pay practices are also factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote AGAINST Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

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Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

8.	Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

9.	Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

SHAREHOLDER PROPOSALS

10.	Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

11.	Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

•	The number and variety of shareholder resolutions on social and environmental issues has increased;

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EXECUTIVE SUMMARY 2020 SRI U.S. PROXY VOTING GUIDELINES

•	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

•	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and

•	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image, or reduce its exposure to liabilities and risks.

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EXECUTIVE SUMMARY 2020 SRI U.S. PROXY VOTING GUIDELINES

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit issgovernance.com for more information.

Founded in 1985, the Institutional Shareholder Services group of companies (“ISS”) is the world’s leading provider of corporate governance and responsible investment solutions alongside fund intelligence and services, events, and editorial content for institutional investors, globally. ISS’ solutions include objective governance research and recommendations; responsible investment data, analytics, and research; end-to-end proxy voting and distribution solutions; turnkey securities class-action claims management (provided by Securities Class Action Services, LLC); reliable global governance data and modeling tools; asset management intelligence, portfolio execution and monitoring, fund services, and media. Clients rely on ISS’ expertise to help them make informed investment decisions.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2019 | Institutional Shareholder Services and/or its affiliates

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UNITED STATES

SUSTAINABILITY PROXY VOTING GUIDELINES

2020 Executive Summary

Published January 06, 2020

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© 2019 | Institutional Shareholder Services and/or its affiliates

EXECUTIVE SUMMARY 2020 SUSTAINABILITY U.S. PROXY VOTING GUIDELINES

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EXECUTIVE SUMMARY 2020 SUSTAINABILITY U.S. PROXY VOTING GUIDELINES

INTRODUCTION

ISS’ Sustainability Advisory Services recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment decision making in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

Sustainability Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), CERES Roadmap for Sustainability, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. Sustainability Advisory Services notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that Sustainability Advisory Services closely examines the merits of each proposal and consider relevant information and company- specific circumstances in arriving at decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Sustainability Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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EXECUTIVE SUMMARY 2020 SUSTAINABILITY U.S. PROXY VOTING GUIDELINES

MANAGEMENT PROPOSALS

1.	Board of Directors

ISS’ Sustainability Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Sustainability Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Sustainability Advisory Services will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. Sustainability Advisory Services will also vote against/withhold votes from certain incumbent nominees if the board lacks at least one female director. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

Sustainability Advisory Services also generally supports requests asking for the separation of the positions of chairman and CEO, and shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Sustainability Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2.	Board Responsiveness

Sustainability Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal the received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Sustainability Advisory Services takes into account other factors including the board’s failure to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

3.	Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Sustainability Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit

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EXECUTIVE SUMMARY 2020 SUSTAINABILITY U.S. PROXY VOTING GUIDELINES

panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Sustainability Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit services are excessive.

4.	Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Sustainability Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5.	Miscellaneous Governance Provisions

Sustainability Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case- by-case basis, taking into account the impact on shareholder rights.

6.	Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Sustainability Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Sustainability Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

7.	Executive and Director Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Sustainability Advisory Services will vote AGAINST Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Sustainability Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

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EXECUTIVE SUMMARY 2020 SUSTAINABILITY U.S. PROXY VOTING GUIDELINES

8.	Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

9.	Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Sustainability Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

SHAREHOLDER PROPOSALS

10.	Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Sustainability Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported.

11.	Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

•	The number and variety of shareholder resolutions on social and environmental issues has increased;

•	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

•	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and

•	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

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EXECUTIVE SUMMARY 2020 SUSTAINABILITY U.S. PROXY VOTING GUIDELINES

While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

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EXECUTIVE SUMMARY 2020 SUSTAINABILITY U.S. PROXY VOTING GUIDELINES

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit issgovernance.com for more information.

Founded in 1985, the Institutional Shareholder Services group of companies (“ISS”) is the world’s leading provider of corporate governance and responsible investment solutions alongside fund intelligence and services, events, and editorial content for institutional investors, globally. ISS’ solutions include objective governance research and recommendations; responsible investment data, analytics, and research; end-to-end proxy voting and distribution solutions; turnkey securities class-action claims management (provided by Securities Class Action Services, LLC); reliable global governance data and modeling tools; asset management intelligence, portfolio execution and monitoring, fund services, and media. Clients rely on ISS’ expertise to help them make informed investment decisions.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2019 | Institutional Shareholder Services and/or its affiliates

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APPENDIX D

EQ ADVISORS TRUST

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of a substantial majority of the Trust’s shares as of March 31, 2020. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of March 31, 2020, no persons owned Contracts entitling such persons to give voting instructions regarding more than 25% of the outstanding shares of any Portfolio.

To the Trust’s knowledge, as of March 31, 2020, the following persons owned Contracts entitling such persons to give voting instructions regarding 5% or more of the outstanding shares of any class of any Portfolio.

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Quality Bond PLUS Portfolio — Class IA	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR JERSEY CITY NJ 07310	12,085,401.67	57.63%

EQ/Intermediate Government Bond Portfolio — Class IA	REGIONS HR FINANCIAL SUPPORT ATTN: JULIA R. GARDNER 1900 5TH AVE NORTH, 18TH FLR BIRMINGHAM AL 35203	430,914.09	5.86%

EQ/Money Market Portfolio — Class IA	MI FOREMOST INS CO GRAND RAPIDS 5600 BEECH TREE LN CALEDONIA MI 49316	14,817,475.88	5.06%

EQ/Core Bond Index Portfolio — Class IA	ASPLUNDH DEF COMP PLAN TR DTD 20150 JOSEPH P DWYER 708 BLAIR MILL ROAD WILLOW GROVE PA 19090	277,995.39	9.62%

EQ/Core Bond Index Portfolio — Class IA	BANK OF AMERICA N.A. TRUSTEE FBO PITNEY BOWES INC. ATTN: EBT, 1400 AMERICAN BLVD MAIL STOP NJ2-140-03-50 PENNINGTON NJ 08534-0883	226,476.59	8.08%

EQ/Core Bond Index Portfolio — Class IB	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR JERSEY CITY NJ 07310	11,291,631.17	6.23%

D-1

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

EQ/Large Cap Core Managed Volatility Portfolio — Class IA	J. PETROCELLI CONTRACTING INC 100 COMAC STREET RONKONKOMA NY 11779	24,745.45	5.34%

EQ/Large Cap Core Managed Volatility Portfolio — Class IA	PESCE FAMILY IRR TR 20060425 HENRIETTA PESCE KATHERINE PESCE TTEE 16 VROOM AVENUE SPRING LAKE NJ 07762	30,759.29	6.64%

EQ/ClearBridge Large Cap Growth Portfolio — Class K	STEVEN H. FEIT, DMD. PA 3215 NW 63RD ST BOCA RATON FL 33496-331	21,461.37	5.27%

EQ/Large Cap Growth Index Portfolio — Class K	FOOTHILLS FAMILY DENTAL, PC 1238 E CHANDLER BLVD STE 101 PHOENIX AZ 85048-460	103,799.79	6.89%

1290 VT Socially Responsible Portfolio — Class IA	JAMSHID SOUFIAN 14 PINE DRIVE GREAT NECK NY 11021	948.73	5.95%

1290 VT Socially Responsible Portfolio — Class IA	AZZOPARDI FAM IRR TR 20080105 JOHN C AZZOPARDI 1021 HILLSIDE BLVD NEW HYDE PARK NY 11040 GRAPEVINE TX 76051	829.90	5.21%

1290 VT Socially Responsible Portfolio — Class IA	WEISSENRIEDER 2008 TR DTD 20080826 DIETER WEISSENRIEDER 220 MERRY LN EAST HANOVER NJ 07936	3,617.22	22.71%

1290 VT Socially Responsible Portfolio — Class IA	ROUBENI IRREV TRUST 20080701 AFSOUN NABAVIAN TTE 36 BAYVIEW AVE GREAT NECK NY 11021	1,562.45	9.81%

1290 VT Socially Responsible Portfolio — Class IA	HAYDEN IRR CREDIT TR DTD 19920609 ANN L HAYDEN 4357 FERGUSON DR STE 270 CINCINNATI OH 45245	2,046.32	12.85%

1290 VT Socially Responsible Portfolio — Class IA	JOSEPH D BERGER 2677 W 72ND ST NEWAYGO MI 49337	2,322.98	14.58%

1290 VT Socially Responsible Portfolio — Class IA	PATRICK T MCNULTY 11005 RIVERWOOD DRIVE POTOMAC MD 20854-2085	1,032.43	6.48%

Multimanager Technology Portfolio — Class K	JESAN LIU, D.D.S. 5665 FREEPORT BLVD STE 4 SACRAMENTO CA 95822-351	61,569.90	9.81%

D-2

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

Multimanager Core Bond Portfolio — Class IA	SIMON FAMILY TRUST 20021126 FIDELITY PERSONAL TR CO FSB TTEE UNIT T4R 2 CONTRA WAY MERRIMACK NH 03054	150,191.13	5.39%

Multimanager Core Bond Portfolio — Class IA	WELLS FARGO BANK IOWA, N.A. AS TRUST FOR THE IBP, INC RETIREMENT PLAN MAC N9310-084 550 S 4TH ST. MINNEAPOLIS MN 55415	773,883.76	27.81%

Multimanager Core Bond Portfolio — Class K	PALM DENTAL GROUP, LLC 106 HIGH POINT CTR STE 100 COLCHESTER VT 05446-880	69,218.16	6.06%

1290 VT Equity Income Portfolio — Class IA	BANK OF AMERICA N.A. TRUSTEE FBO PITNEY BOWES INC. ATTN: EBT, 1400 AMERICAN BLVD MAIL STOP NJ2-140-03-50 PENNINGTON NJ 08534-0883	429,174.80	6.88%

1290 VT Equity Income Portfolio — Class IB	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND CO 80539	1,632,280.40	5.18%

1290 VT Equity Income Portfolio — Class K	PHILIP D O’NIEL III DDS., P.C. 1272 INDIAN MOUND TRL BLOOMFLD HLS MI 48301-227	147,325.12	12.52%

1290 VT Equity Income Portfolio — Class K	COX & WALKER DENTISTRY, PLLC. 1516 COLEMAN RD STE 205 KNOXVILLE TN 37909-380	154,622.25	13.14%

1290 VT Equity Income Portfolio — Class K	CAROLINA DENTAL CENTER PO BOX 602 MURRELLS INLT SC 29576-060	61,874.04	5.26%

1290 VT GAMCO Mergers & Acquisitions Portfolio — Class K	EDWARD M. D ERAMO, DMD 69 MALDEN ST REVERE MA 02151-223	20,021.44	11.48%

1290 VT GAMCO Mergers & Acquisitions Portfolio — Class K	GENERAL DENTISTRY OF TOMS RIVER 224 ROUTE 37 E TOMS RIVER NJ 08753-552	10,465.13	6.00%

1290 VT GAMCO Mergers & Acquisitions Portfolio — Class K	BRIAN S. MAYDAY, DDS, PC 21 E MAIN ST MILAN MI 48160-147	10,497.61	6.02%

1290 VT GAMCO Mergers & Acquisitions Portfolio — Class K	PAUL SAARI, DDS 5050 S LAKELAND DR LAKELAND FL 33813-255	9,854.14	5.65%

D-3

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

1290 VT GAMCO Mergers & Acquisitions Portfolio — Class K	DONALD R. WHITLEY DDS, PA 2306 M L KING JR BLVD NEW BERN NC 28562-444	9,284.83	5.32%

EQ/PIMCO Ultra Short Bond Portfolio — Class IB	WELLS FARGO BANK IOWA, N.A. AS TRUST FOR THE IBP, INC RETIREMENT PLAN MAC N9310-084 550 S 4TH ST. MINNEAPOLIS MN 55415	901,732.41	6.63%

EQ/ClearBridge Select Equity Managed Volatility Portfolio — Class IA	C.H.E.N., PR, INC. 401K PERSONAL AND CONFIDENTIAL ATTN. CH 71 SUMMER ST FL 6 BOSTON MA 02110-102	46,630.42	17.66%

EQ/ClearBridge Select Equity Managed Volatility Portfolio — Class IA	ORTHOPAEDIC SPORTS SPECIALISTS PO BOX 28 THIBODAUX LA 70302-002	66,323.79	25.12%

EQ/ClearBridge Select Equity Managed Volatility Portfolio — Class IA	AMERICAN FLOOD RESEARCH INC. 1820 PRESTON PARK BLVD STE 1100 PLANO TX 75093-366	18,078.56	6.84%

EQ/Balanced Strategy Portfolio — Class IA	MR HOWARD S STARR 3606 S OCEAN BLVD APT 201 HIGHLAND BCH FL 33487-3352	4,823.60	100.00%

EQ/Growth Strategy Portfolio — Class IA	MR HOWARD S STARR 3606 S OCEAN BLVD APT 201 HIGHLAND BCH FL 33487-3352	11,259.30	15.40%

EQ/Growth Strategy Portfolio — Class IA	MR CHRISTOPHER M CONDRON 776 BOYLSTON ST UNIT E10A BOSTON MA 02199-7847	43,196.02	59.09%

EQ/Growth Strategy Portfolio — Class IA	MR WILLIAM J MC DERMOTT 35 S CHANCELLOR STREET NEWTOWN PA 18940	11,914.81	16.30%

EQ/Growth Strategy Portfolio — Class IA	PAGE H PENNELL 507 HOPPER AVE WYCKOFF NJ 07481	6,722.38	9.19%

1290 VT DoubleLine Dynamic Allocation Portfolio — Class K	HARVEY J. COHEN, D.M.D. 1087 BEACON ST NEWTON CENTER MA 02459-170	6,035.03	7.27%

1290 VT DoubleLine Dynamic Allocation Portfolio — Class K	DR. JAMES ALAN MICHAELS 819 SUMMIT AVE OCONOMOWOC WI 53066-399	5,783.01	6.97%

1290 VT DoubleLine Dynamic Allocation Portfolio — Class K	GREGORY D. LISKA DDS AND DARREN 1025 EVERGREEN LN N PLYMOUTH MN 55441-486	16,033.45	19.32%

D-4

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

1290 VT DoubleLine Dynamic Allocation Portfolio — Class K	DE PERE FAMILY DENTISTRY LLC 213 PROSPECT PL DE PERE WI 54115-192	10,090.71	12.16%

1290 VT DoubleLine Dynamic Allocation Portfolio — Class K	GEORGE R. COOPER, DDS LLC 2121 E DUPONT RD FORT WAYNE IN 46825-154	9,884.01	11.91%

1290 VT DoubleLine Dynamic Allocation Portfolio — Class K	KELLY M FRANDSEN, DDS & ASSOC. PO BOX 386 75 NORTH 100 EAST GUNNISON UT 84634-038	5,867.92	7.07%

EQ/PIMCO Global Real Return Portfolio — Class K	JOHN W. DAVIS, DDS C/O MRS . DAVIS — EXECUTOR 244 CORNELL AVE DES PLAINES IL 60016-213	21,466.27	5.97%

EQ/PIMCO Global Real Return Portfolio — Class K	HARVEY KATZ DDS 51 MADISON AVE STE 1400 NEW YORK NY 10010-161	31,739.85	8.83%

EQ/PIMCO Global Real Return Portfolio — Class K	MAIN STREET DENTAL PC PO BOX 536 123 S MAIN OLIVET MI 49076-053	20,660.31	5.75%

EQ/PIMCO Global Real Return Portfolio — Class K	JULIE LAVERDIERE BECK 721 PLEASANT LN GLENVIEW IL 60025-192	22,422.36	6.24%

EQ/PIMCO Global Real Return Portfolio — Class K	HARRY Y CANTER JR.,D.D.S, P.A. 556 CYNWOOD DR STE C EASTON MD 21601-388	25,824.84	7.18%

EQ/PIMCO Global Real Return Portfolio — Class K	UPTOWN FAMILY DENTAL 505 SW WESTWOOD DR PORTLAND OR 97239-279	20,439.59	5.68%

1290 VT Energy Portfolio — Class IB	MICHAEL A MORRONE 45 SPOONBILL RD MANALAPAN FL 33462	154,199.04	20.65%

1290 VT Low Volatility Global Equity Portfolio — Class IB	ROBERT MORRIS 108 CATHCART RD GWYNEDD VALLEY PA 19437	17,247.90	5.92%

1290 VT Small Cap Value Portfolio — Class IB	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND CO 80539	115,521.80	14.08%

1290 VT Micro Cap Portfolio — Class IB	JAMES LOBIONDO 931 OCEAN AVENUE SEA BRIGHT NJ 07760	9,844.42	6.35%

1290 VT Micro Cap Portfolio — Class IB	DENISE PACCIONE 3221 HARBOR VIEW DR. SAN DIEGO CA 92106	8,924.67	5.76%

D-5

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

1290 VT Multi-Alternative Strategies Portfolio — Class IB	MRS BHARTI D CHAUHAN 8508 LEVEL CREEK DRIVE GERMANTOWN TN 38139	17,801.43	24.91%

1290 VT Multi-Alternative Strategies Portfolio — Class IB	LAURA WHEELER 1812 ROBERTSON DR OMAHA NE 68114	6,346.13	8.88%

1290 VT Multi-Alternative Strategies Portfolio — Class IB	TIMOTHY I FUERSTENAU 9812 VALVERDE DR LAVISTA NE 68128	4,006.86	5.60%

EQ/Fidelity Institutional AM® Large Cap Portfolio — Class K	LLOYD HOWARD KOLTOV/ASSIGNMENT 24 KNIGHT ROAD FRAMINGHAM MA 01701	2,384.86	5.03%

EQ/Fidelity Institutional AM® Large Cap Portfolio — Class K	LOUIS KEIMACH IRREVOCABLE INS TRUST 5153 BROOKVIEW DRIVE BOYNTON BEACH FL 33437	12,968.32	27.39%

EQ/Fidelity Institutional AM® Large Cap Portfolio — Class K	RONALD J. WEATHER/ASSIGNMENT 24 WENLOCK CIRCLE NORTH EASTON MA 02356	6,441.22	13.60%

EQ/Fidelity Institutional AM® Large Cap Portfolio — Class K	RADIAN GROUP INC SPLIT DOLLAR ENDORSEMENT ATTN: CHRISTINE KERLY 1601 MARKET STREET PHILADELPHIA PA 19103-2337	21,613.23	45.66%

EQ/MFS Utilities Series Portfolio — Class K	RICHARD LAUTERBACH ASSIGNMENT 632 S 10TH AVE. LAGRANGE, IL 60525	261.66	17.46%

EQ/MFS Utilities Series Portfolio — Class K	MARK PAWELSKI 5N985 OAK RUN COURT ST CHARLES, IL 60175	246.66	16.46%

EQ/MFS Utilities Series Portfolio — Class K	AMEWAS INC 44427 AIRPORT ROAD SUITE 200 CALIFORNIA, MD 20619	969.55	64.72%

EQ/Morgan Stanley Small Cap Growth Portfolio — Class IB	WILLIAM FREEDMAN 21 MARIANNA PLACE EMERSON, NJ 07630	795.22	36.03%

EQ/Morgan Stanley Small Cap Growth Portfolio — Class IB	LINGYI YU 14245 SE 60TH ST BELLEVUE, WA 98006	159.04	7.20%

EQ/Morgan Stanley Small Cap Growth Portfolio — Class IB	CLAUDE M PLUVIOSE 3104 CLUB HOUSE CIRCLE WASHINGTON, PA 15301	306.32	13.87%

D-6

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

EQ/Morgan Stanley Small Cap Growth Portfolio — Class IB	LEONARD MAZUR 10 COVE PLACE MOUNTAIN LAKES, NJ 07046	199.72	9.04%

EQ/Morgan Stanley Small Cap Growth Portfolio — Class IB	DEENA HOFFMAN 159 EAST 107TH STREET APT 2 NEW YORK, NY 10029	183.19	8.30%

EQ/Morgan Stanley Small Cap Growth Portfolio — Class IB	SANJAY PATEL 7101 APPALOOSA TR 1027 SAN ANGELO, TX 76901	128.30	5.81%

EQ/All Asset Growth Allocation Portfolio — Class K	DEREK P. CIMLER, D.D.S. 46 NEW HAVEN RD VERGENNES VT 05491-133	8,082.60	5.71%

EQ/All Asset Growth Allocation Portfolio — Class K	GLENBROOK ORAL & MAXILLOFACIAL 3633 W LAKE AVE STE 100 GLENVIEW IL 60026-580	37,401.24	26.45%

EQ/All Asset Growth Allocation Portfolio — Class K	SERGE PAPIERNIK, D.D.S., P.A. 9350 S DIXIE HWY STE 920 MIAMI FL 33156-299	17,715.64	12.53%

To the Trust’s knowledge, as of March 31, 2020, the following Portfolios of the Trust and EQ Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios of EQ Premier VIP Trust (“Allocation Portfolios”) owned shares of record in the following Portfolios of the Trust entitling such Allocation Portfolios to give voting instructions regarding 5% or more of the outstanding shares of any class of such Portfolios:

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
EQ/Conservative Allocation Portfolio	Multimanager Mid Cap Growth	478,821.35	5.38%
	ATM Mid Cap Managed Volatility	2,094,920.26	5.97%
	EQ/Global Bond PLUS	2,366,506.25	12.68%
	EQ/Quality Bond PLUS	3,672,705.19	7.86%
	1290 VT High Yield Bond	1,437,653.69	7.94%
	1290 VT DoubleLine Opportunistic Bond	5,460,815.46	12.12%
	EQ/PIMCO Ultra Short Bond	12,262,268.07	11.29%
	Multimanager Core Bond	4,123,088.78	6.83%

EQ/Conservative-Plus Allocation Portfolio	Multimanager Mid Cap Growth	979,325.29	11.00%
	ATM Mid Cap Managed Volatility	3,386,282.49	9.64%
	EQ/Global Bond PLUS	1,829,548.86	9.80%
	EQ/Quality Bond PLUS	3,813,797.77	8.16%
	1290 VT High Yield Bond	1,090,589.23	6.02%
	1290 VT DoubleLine Opportunistic Bond	4,372,823.82	9.71%
	EQ/PIMCO Ultra Short Bond	9,954,113.14	9.17%
	Multimanager Core Bond	5,389,804.88	8.92%

EQ/Moderate Allocation Portfolio	EQ/Large Cap Growth Managed Volatility	3,860,644.25	24.75%
	EQ/Large Cap Growth Index	480,181.82	13.81%
	EQ/T. Rowe Price Growth Stock	785,397.03	19.53%
	EQ/Loomis Sayles Growth	7,624,370.86	25.93%
	ATM Large Cap Managed Volatility	55,089,861.78	26.99%
	EQ/Large Cap Core Managed Volatility	19,653,179.43	27.26%

D-7

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
	EQ/BlackRock Basic Value Equity	4,130,075.78	23.09%
	EQ/JPMorgan Value Opportunities	5,511,477.55	25.38%
	1290 VT Equity Income	22,846,491.57	26.27%
	EQ/Large Cap Value Managed Volatility	8,737,153.37	25.97%
	EQ/Morgan Stanley Small Cap Growth	5,854,063.89	18.76%
	1290 VT Micro Cap	3,597,535.14	21.81%
	1290 VT Small Cap Value	6,262,666.01	20.55%
	Multimanager Mid Cap Growth	2,130,966.12	23.93%
	Multimanager Mid Cap Value	1,962,826.40	28.58%
	ATM Mid Cap Managed Volatility	11,204,734.23	31.91%
	1290 VT GAMCO Small Company Value	1,927,197.39	18.05%
	EQ/Franklin Small Cap Value Managed Volatility	4,080,002.87	28.29%
	ATM Small Cap Managed Volatility	30,762,924.78	27.15%
	EQ/AB Small Cap Growth	8,952,343.49	23.11%
	EQ/International Core Managed Volatility	11,463,996.98	28.52%
	EQ/International Value Managed Volatility	11,093,193.39	31.15%
	EQ/Global Equity Managed Volatility	10,578,595.02	27.13%
	ATM International Managed Volatility	52,324,859.12	31.00%
	EQ/MFS International Growth	28,799,569.22	26.66%
	EQ/International Equity Index	1,432,394.46	9.07%
	EQ/Global Bond PLUS	8,868,729.52	47.53%
	EQ/Quality Bond PLUS	18,340,152.54	39.26%
	1290 VT High Yield Bond	5,605,422.50	30.96%
	1290 VT DoubleLine Opportunistic Bond	18,063,917.93	40.11%
	EQ/PIMCO Ultra Short Bond	47,808,785.67	44.04%
	EQ/Intermediate Government Bond	99,992,251.38	13.97%
	EQ/Core Bond Index	80,788,644.37	16.56%
	Multimanager Core Bond	27,804,656.11	46.03%

EQ/Moderate-Plus Allocation Portfolio	EQ/Large Cap Growth Managed Volatility	6,094,074.01	39.07%
	EQ/Large Cap Growth Index	943,635.61	27.14%
	EQ/T. Rowe Price Growth Stock	1,024,539.55	25.48%
	EQ/Loomis Sayles Growth	11,052,083.38	37.59%
	ATM Large Cap Managed Volatility	88,887,378.97	43.55%
	EQ/Large Cap Core Managed Volatility	31,609,273.82	43.85%
	EQ/BlackRock Basic Value Equity	7,183,795.81	40.17%
	EQ/JPMorgan Value Opportunities	8,494,979.33	39.12%
	1290 VT Equity Income	35,822,982.64	41.19%
	EQ/Large Cap Value Managed Volatility	14,270,806.86	42.42%
	EQ/Morgan Stanley Small Cap Growth	11,880,447.88	38.08%
	1290 VT Micro Cap	6,464,845.07	39.20%
	1290 VT Small Cap Value	10,303,367.36	33.81%
	Multimanager Mid Cap Growth	3,275,346.70	36.78%
	Multimanager Mid Cap Value	2,401,014.17	34.97%
	ATM Mid Cap Managed Volatility	12,427,298.67	35.39%
	1290 VT GAMCO Small Company Value	3,685,969.08	34.51%
	EQ/Franklin Small Cap Value Managed Volatility	7,116,411.44	49.34%
	ATM Small Cap Managed Volatility	56,000,086.16	49.42%
	EQ/AB Small Cap Growth	18,936,749.70	48.87%

D-8

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
	EQ/International Core Managed Volatility	17,835,965.76	44.38%
	EQ/International Value Managed Volatility	15,340,071.38	43.07%
	EQ/Global Equity Managed Volatility	17,563,567.94	45.05%
	ATM International Managed Volatility	73,336,804.02	43.44%
	EQ/MFS International Growth	43,462,821.59	40.23%
	EQ/International Equity Index	2,444,017.72	15.48%
	EQ/Global Bond PLUS	1,266,896.49	6.79%
	EQ/Quality Bond PLUS	12,294,377.59	26.32%
	1290 VT High Yield Bond	3,859,251.42	21.31%
	1290 VT DoubleLine Opportunistic Bond	12,951,904.86	28.76%
	EQ/PIMCO Ultra Short Bond	32,619,074.17	30.04%
	EQ/Intermediate Government Bond	70,407,197.28	9.84%
	EQ/Core Bond Index	56,122,627.68	11.50%
	Multimanager Core Bond	18,897,141.47	31.28%

EQ/Aggressive Allocation Portfolio	EQ/Large Cap Growth Managed Volatility	3,492,456.92	22.39%
	EQ/Large Cap Growth Index	355,637.36	10.23%
	EQ/T. Rowe Price Growth Stock	334,980.71	8.33%
	EQ/Loomis Sayles Growth	6,958,529.61	23.66%
	ATM Large Cap Managed Volatility	46,281,136.62	22.67%
	EQ/Large Cap Core Managed Volatility	16,243,636.47	22.53%
	EQ/BlackRock Basic Value Equity	4,197,365.64	23.47%
	EQ/JPMorgan Value Opportunities	3,387,453.53	15.60%
	1290 VT Equity Income	19,391,853.86	22.30%
	EQ/Large Cap Value Managed Volatility	8,261,363.17	24.56%
	EQ/Morgan Stanley Small Cap Growth	5,457,821.44	17.49%
	1290 VT Micro Cap	2,705,617.77	16.41%
	1290 VT Small Cap Value	3,460,960.02	11.36%
	Multimanager Mid Cap Growth	1,183,819.56	13.30%
	Multimanager Mid Cap Value	685,207.52	9.98%
	ATM Mid Cap Managed Volatility	6,001,303.20	17.09%
	1290 VT GAMCO Small Company Value	1,413,864.86	13.24%
	EQ/Franklin Small Cap Value Managed Volatility	2,796,091.47	19.39%
	ATM Small Cap Managed Volatility	22,662,961.49	20.00%
	EQ/AB Small Cap Growth	5,970,482.84	15.41%
	EQ/International Core Managed Volatility	7,114,538.88	17.70%
	EQ/International Value Managed Volatility	7,394,632.64	20.76%
	EQ/Global Equity Managed Volatility	7,798,746.86	20.00%
	ATM International Managed Volatility	34,853,375.04	20.65%
	EQ/MFS International Growth	20,656,104.69	19.12%
	EQ/International Equity Index	1,875,053.22	11.87%

EQ/All Asset Growth Allocation Portfolio	EQ/Loomis Sayles Growth	1,841,133.64	6.26%
	EQ/T.Rowe Price Growth Stock	300,756.45	7.48%
	EQ/Invesco Comstock	956,737.51	53.14%
	EQ/International Equity Index	968,429.25	6.13%
	1290 VT Low Volatility Global Equity	731,098.15	84.66%
	EQ/Emerging Markets Equity PLUS	830,346.99	18.81%
	1290 VT Real Estate	1,149,544.92	84.62%
	1290 VT GAMCO Mergers & Acquisitions	1,268,534.50	75.84%

D-9

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
	1290 VT Natural Resources	1,516,298.32	86.25%
	EQ/Global Bond PLUS	1,814,660.23	9.72%
	EQ/PIMCO Global Real Return	1,115,566.74	38.17%
	1290 VT High Yield Bond	956,834.17	5.28%

Target 2015 Allocation Portfolio	Multimanager Aggressive Equity	10,051.16	8.60%

Target 2025 Allocation Portfolio	EQ/Equity 500 Index	980,157.95	14.61%
	Multimanager Aggressive Equity	39,203.08	33.52%
	Multimanager Mid Cap Value	370,861.46	5.40%
	EQ/Small Company Index	1,281,214.73	18.40%
	EQ/Emerging Markets Equity PLUS	999,649.82	22.65%
	EQ/International Equity Index	2,372,570.94	15.02%
	1290 VT High Yield Bond	1,022,676.72	5.65%

Target 2035 Allocation Portfolio	EQ/Equity 500 Index	1,181,358.24	17.61%
	Multimanager Aggressive Equity	28,788.60	24.62%
	EQ/Small Company Index	1,588,955.33	22.83%
	EQ/Emerging Markets Equity PLUS	996,097.82	22.57%
	EQ/International Equity Index	2,440,615.29	15.46%

Target 2045 Allocation Portfolio	EQ/Equity 500 Index	1,079,085.46	16.09%
	Multimanager Aggressive Equity	24,958.83	21.34%
	EQ/Small Company Index	1,378,622.44	19.80%
	EQ/Emerging Markets Equity PLUS	819,646.87	18.57%
	EQ/International Equity Index	2,092,593.17	13.25%

Target 2055 Allocation Portfolio	Multimanager Aggressive Equity	13,938.28	11.92%
	EQ/Small Company Index	462,025.45	6.64%
	EQ/Emerging Markets Equity PLUS	222,528.95	5.04%

EQ/Ultra Conservative Strategy Portfolio	EQ/Intermediate Government Bond	184,060,105.78	25.72%

EQ/Conservative Strategy Portfolio	EQ/Core Bond Index	24,654,273.17	5.05%
	EQ/AB Short Duration Government Bond	7,625,434.52	8.48%

EQ/Conservative Growth Strategy Portfolio	EQ/Core Bond Index	32,108,663.36	6.58%
	EQ/AB Short Duration Government Bond	9,920,112.37	11.04%

EQ/Balanced Strategy Portfolio	EQ/500 Managed Volatility	37,903,179.81	11.98%
	EQ/400 Managed Volatility	2,226,073.59	11.66%
	EQ/2000 Managed Volatility	23,915,629.18	13.49%
	EQ/International Managed Volatility	22,611,331.02	12.72%
	EQ/Core Bond Index	59,866,105.25	12.27%
	EQ/AB Short Duration Government Bond	18,495,891.09	20.58%
	EQ/Intermediate Government Bond	62,719,507.28	8.76%

EQ/Moderate Growth Strategy Portfolio	EQ/500 Managed Volatility	92,148,825.57	29.13%
	EQ/400 Managed Volatility	5,469,364.09	28.65%
	EQ/2000 Managed Volatility	54,379,644.45	30.68%
	EQ/International Managed Volatility	55,378,046.10	31.14%
	EQ/Core Bond Index	95,767,574.91	19.63%
	EQ/AB Short Duration Government Bond	29,563,158.82	32.89%
	EQ/Intermediate Government Bond	98,821,809.55	13.81%

D-10

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K

EQ/Growth Strategy Portfolio	EQ/500 Managed Volatility	78,955,086.50	24.96%
	EQ/400 Managed Volatility	5,066,123.19	26.54%
	EQ/2000 Managed Volatility	47,559,683.03	26.83%
	EQ/International Managed Volatility	46,809,522.26	26.32%
	EQ/Core Bond Index	52,318,817.07	10.72%
	EQ/AB Short Duration Government Bond	16,291,957.54	18.13%
	EQ/Intermediate Government Bond	54,560,896.26	7.62%

EQ/Aggressive Growth Strategy Portfolio	EQ/500 Managed Volatility	71,679,306.43	22.66%
	EQ/400 Managed Volatility	4,553,671.21	23.86%
	EQ/2000 Managed Volatility	37,443,721.99	21.13%
	EQ/International Managed Volatility	39,540,595.45	22.24%
	EQ/Core Bond Index	25,873,053.01	5.30%
	EQ/AB Short Duration Government Bond	7,978,381.69	8.88%

CharterSM Conservative Portfolio	1290 VT Convertible Securities	341,589.28	22.15%
	EQ/Capital Group Research	41,855.73	15.97%
	EQ/ClearBridge Large Cap Growth	37,569.34	5.79%
	EQ/PIMCO Global Real Return	271,817.25	9.30%

CharterSM Moderate Portfolio	1290 VT Convertible Securities	227,990.14	14.78%
	1290 VT Energy	45,590.09	11.74%
	EQ/Capital Group Research	60,663.43	23.15%
	EQ/ClearBridge Large Cap Growth	54,992.96	8.47%
	EQ/PIMCO Global Real Return	160,214.11	5.48%

CharterSM Moderate Growth Portfolio	1290 VT Convertible Securities	159,641.25	10.35%
	1290 VT Energy	65,424.30	16.84%
	EQ/Capital Group Research	66,568.58	25.40%
	EQ/ClearBridge Large Cap Growth	59,774.74	9.21%

CharterSM Growth Portfolio	1290 VT Convertible Securities	80,497.40	5.22%
	1290 VT Energy	86,297.11	22.21%
	EQ/Capital Group Research	52,752.26	20.13%
	EQ/ClearBridge Large Cap Growth	49,394.79	7.61%

CharterSM Aggressive Growth Portfolio	1290 VT Energy	81,081.02	20.87%
	EQ/Capital Group Research	40,215.91	15.35%
	EQ/ClearBridge Large Cap Growth	38,133.41	5.87%

EQ/Core Plus Bond Portfolio	1290 VT High Yield Bond	1,886,932.17	10.42%
	EQ/PIMCO Global Real Return	865,182.46	29.61%
	EQ/Quality Bond PLUS	4,602,213.28	9.85%

CharterSM Small Cap Growth Portfolio	EQ/Morgan Stanley Small Cap Growth	7,142,101.67	22.89%
	1290 VT Micro Cap	2,986,899.46	18.11%

CharterSM Small Cap Value Portfolio	1290 VT Small Cap Value	9,642,666.39	31.64%
	1290 VT GAMCO Small Company Value	887,671.92	8.31%

EQ/Templeton Allocation Managed Volatility Portfolio	EQ/Templeton Global Equity Managed Volatility	30,207,514.18	93.20%
	EQ/Franklin Balanced Managed Volatility	30,662,823.79	100.00%

D-11

APPENDIX E

EQ ADVISORS TRUST

SECURITIES LENDING ACTIVITIES

For the year ended December 31, 2019, the Portfolios listed in the table below received the following amounts of gross income from securities lending activities; paid the following amounts of fees and/or other compensation for securities lending activities; and earned the following amounts of net income from securities lending activities. The Portfolios do not pay cash collateral management fees, administrative fees, indemnification fees, or other fees not reflected below.

Portfolios	Gross income from securities lending activities (including income from cash collateral reinvestment)	Fees paid to securities lending agent from a revenue split	Rebate (Paid to Borrower)	Aggregate fees/compensation for securities lending activities and related services	Net income from securities lending activities

EQ/All Asset Growth Allocation Portfolio	$147,256	$8,291	$64,298	$72,590	$74,666

1290 VT Energy Portfolio	$22,065	$1,671	$5,322	$6,993	$15,072

1290 VT Low Volatility Global Equity Portfolio	$67,249	$5,682	$10,385	$16,068	$51,182

1290 VT Multi-Alternative Strategies Portfolio	$16,007	$947	$6,521	$7,467	$8,540

1290 VT Convertible Securities Portfolio	$18,243	$732	$10,912	$11,644	$6,600

1290 VT DoubeLine Dynamic Allocation Portfolio	$4,092	$159	$2,491	$2,650	$1,442

1290 VT DoubleLine Opportunistic Bond Portfolio	$83,852	$1,770	$66,113	$67,883	$15,970

1290 VT Equity Income Portfolio	$35,959	$1,312	$22,838	$24,150	$11,809

1290 VT GAMCO Mergers & Acquisitions Portfolio	$246,301	$19,838	$47,834	$67,671	$178,629

1290 VT GAMCO Small Company Value Portfolio	$1,707,729	$93,087	$776,235	$869,322	$838,408

1290 VT High Yield Bond Portfolio	$371,558	$12,986	$241,598	$254,585	$116,974

1290 VT Micro Cap Portfolio	$878,540	$75,096	$125,979	$201,075	$677,465

1290 VT Natural Resources Portfolio	$4,957	$283	$2,116	$2,399	$2,558

1290 VT Real Estate Portfolio	$9,489	$378	$5,645	$6,024	$3,465

1290 VT Small Cap Value Portfolio	$251,480	$15,343	$97,060	$112,403	$139,077

1290 VT SmartBeta Equity Portfolio	$6,317	$385	$2,444	$2,829	$3,488

1290 VT Socially Responsible Portfolio	$12,357	$407	$8,186	$8,593	$3,764

ATM Large Cap Managed Volatility Portfolio	$132,542	$7,289	$59,543	$66,832	$65,710

ATM Mid Cap Managed Volatility Portfolio	$75,030	$4,054	$34,149	$38,203	$36,828

ATM Small Cap Managed Volatility Portfolio	$2,176,012	$176,235	$410,302	$586,538	$1,589,475

ATM International Managed Volatility Portfolio	$909,320	$44,597	$463,129	$507,726	$401,594

EQ/500 Managed Volatility Portfolio	$374,447	$19,697	$177,406	$197,103	$177,344

EQ/400 Managed Volatility Portfolio	$227,250	$12,104	$106,032	$118,135	$109,115

EQ/2000 Managed Volatility Portfolio	$6,489,061	$521,764	$1,268,034	$1,789,799	$4,699,262

EQ/International Managed Volatility Portfolio	$1,318,891	$63,666	$682,108	$745,774	$573,117

EQ/AB Dynamic Aggressive Growth Portfolio	$53,216	$1,528	$37,919	$39,446	$13,769

EQ/AB Dynamic Growth Portfolio	$314,938	$13,059	$184,207	$197,266	$117,672

EQ/AB Dynamic Moderate Growth Portfolio	$371,514	$19,072	$180,687	$199,759	$171,755

EQ/AB Short Duration Government Bond Portfolio	$17,345	$277	$14,570	$14,847	$2,498

EQ/AB Small Cap Growth Portfolio	$2,871,042	$206,463	$804,118	$1,010,581	$1,860,461

Portfolios	Gross income from securities lending activities (including income from cash collateral reinvestment)	Fees paid to securities lending agent from a revenue split	Rebate (Paid to Borrower)	Aggregate fees/compensation for securities lending activities and related services	Net income from securities lending activities

EQ/American Century Mid Cap Value Portfolio	$78,190	$3,760	$40,585	$44,345	$33,845

EQ/BlackRock Basic Value Equity Portfolio	$288,210	$14,463	$143,567	$158,030	$130,180

EQ/Capital Group Research Portfolio	$133,381	$7,907	$54,292	$62,198	$71,183

EQ/Clearbridge Large Cap Growth Portfolio	$146,285	$7,832	$67,951	$75,783	$70,501

EQ/Clearbridge Select Equity Managed Volatility Portfolio	$243,729	$20,676	$36,858	$57,533	$186,195

EQ/Common Stock Index Portfolio	$1,841,154	$149,418	$346,049	$495,467	$1,345,688

EQ/Core Bond Index Portfolio	$3,121,823	$131,500	$1,806,440	$1,937,940	$1,183,884

EQ/Emerging Markets Equity PLUS Portfolio	$36,807	$2,697	$9,829	$12,527	$24,281

EQ/Equity 500 Index Portfolio	$263,819	$15,213	$111,614	$126,827	$136,992

EQ/Fidelity Institutional AM® Large Cap Portfolio	$218,299	$13,866	$79,487	$93,353	$124,946

EQ/Franklin Balanced Managed Volatility Portfolio	$933,141	$69,395	$239,010	$308,405	$624,736

EQ/Franklin Rising Dividends Porfolio	$8,088	$406	$4,023	$4,429	$3,659

EQ/Franklin Small Cap Value Managed Volatility Portfolio	$242,625	$18,568	$55,135	$73,703	$168,922

EQ/Franklin Strategic Income Portfolio	$89,271	$4,804	$41,185	$45,989	$43,282

EQ/Global Bond PLUS Portfolio	$89,036	$2,094	$68,064	$70,158	$18,879

EQ/Global Equity Managed Volatility Portfolio	$559,191	$28,136	$277,582	$305,717	$253,474

EQ/Goldman Sachs Mid Cap Value Portfolio	$19,944	$1,202	$7,924	$9,126	$10,818

EQ/Goldman Sachs Moderate Growth Allocation Portfolio	$6,676	$401	$2,643	$3,044	$3,631

EQ/Intermediate Government Bond Portfolio	$3,680,519	$129,433	$2,386,150	$2,515,583	$1,164,936

EQ/International Core Managed Volatility Portfolio	$1,760,611	$105,023	$710,075	$815,098	$945,513

EQ/International Equity Index Portfolio	$961,563	$48,652	$474,650	$523,302	$438,261

EQ/International Value Managed Volatility Portfolio	$609,135	$29,174	$317,085	$346,260	$262,875

EQ/Janus Enterprise Portfolio	$289,143	$17,137	$117,744	$134,881	$154,263

EQ/Large Cap Core Managed Volatility Portfolio	$503,486	$18,753	$315,885	$334,638	$168,848

EQ/Large Cap Growth Index Portfolio	$174,708	$11,016	$64,007	$75,023	$99,685

EQ/Large Cap Growth Managed Volatility Portfolio	$1,058,960	$38,518	$673,543	$712,062	$346,898

EQ/Large Cap Value Index Portfolio	$259,420	$23,473	$24,490	$47,963	$211,456

EQ/Large Cap Value Managed Volatility Portfolio	$1,346,585	$102,860	$317,668	$420,528	$926,057

EQ/Lazard Emerging Markets Equity Portfolio	$17,787	$655	$11,220	$11,875	$5,912

EQ/Legg Mason Moderate Allocation Portfolio	$159,106	$4,704	$112,054	$116,758	$42,347

EQ/Loomis Sayles Growth Portfolio	$48,515	$3,108	$17,425	$20,533	$27,982

EQ/MFS Mid Cap Focused Growth Portfolio	$66,737	$2,270	$44,018	$46,288	$20,450

EQ/Mid Cap Index Portfolio	$709,838	$40,133	$308,268	$348,401	$361,437

EQ/Mid Cap Value Managed Volatility Portfolio	$667,557	$47,038	$196,901	$243,938	$423,618

EQ/Morgan Stanley Small Cap Growth Portoflio	$2,306,187	$202,899	$276,125	$479,024	$1,827,163

EQ/Invesco Global Portfolio	$120,462	$5,794	$62,470	$68,264	$52,198

EQ/PIMCO Global Real Return Portfolio	$74	$1	$65	$66	$8

EQ/PIMCO Real Return Portfolio	$1,445	$30	$1,142	$1,172	$273

EQ/PIMCO Total Return Portfolio	$33,164	$871	$24,445	$25,316	$7,849

Portfolios	Gross income from securities lending activities (including income from cash collateral reinvestment)	Fees paid to securities lending agent from a revenue split	Rebate (Paid to Borrower)	Aggregate fees/compensation for securities lending activities and related services	Net income from securities lending activities

EQ/PIMCO Ultra Short Bond Portfolio	$173,763	$2,842	$145,322	$148,164	$25,599

EQ/Quality Bond PLUS Portfolio	$105,071	$2,448	$80,577	$83,026	$22,046

EQ/MFS Technology II Portfolio	$170,962	$12,231	$48,611	$60,842	$110,120

EQ/Small Company Index Portfolio	$2,273,567	$180,778	$463,753	$644,531	$1,629,037

EQ/T. Rowe Price Growth Stock Portfolio	$188,515	$10,916	$79,335	$90,251	$98,264

EQ/T. Rowe Price Health Sciences Portfolio	$136,532	$7,478	$61,585	$69,062	$67,470

EQ/Templeton Global Equity Managed Volatility Portfolio	$291,377	$16,396	$127,231	$143,627	$147,750

EQ/UBS Growth and Income Portfolio	$8,162	$175	$6,409	$6,583	$1,578

EQ/Wellington Energy Portfolio	$25,538	$885	$16,675	$17,561	$7,978

Multimanager Aggressive Equity Portfolio	$286,230	$16,435	$121,672	$138,107	$148,123

Multimanager Core Bond Portfolio	$104,723	$4,157	$63,067	$67,224	$37,499

Multimanager Mid Cap Growth Portfolio	$276,859	$19,040	$84,444	$103,484	$173,376

Multimanager Mid Cap Value Portfolio	$101,795	$7,760	$22,899	$30,659	$71,137

Multimanager Technology Portfolio	$1,702,233	$127,848	$423,538	$551,385	$1,150,848

1	Gross income from securities lending activities includes any income from cash collateral reinvestment and any negative rebate (i.e., a rebate paid by a borrower to a Portfolio).

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Second Amended and Restated Agreement and Declaration of Trust.[50]

(a)(2)	Certificate of Trust.[1]

(a)(2)(i)	Certificate of Amendment to the Certificate of Trust.[2]

(b)	Third Amended and Restated By-Laws. [55]

(c)	None, other than Exhibits (a)(1) and (b).

(d)	Investment Advisory Contracts

(d)(1)	Investment Advisory Agreement dated as of November 13, 2019 between EQ Advisors Trust (the “Trust”) and AXA Equitable Funds Management Group, LLC (“FMG LLC”).[60]

(d)(2)(i)	Investment Sub-Advisory Agreement between FMG LLC and T. Rowe Price Associates, Inc. (“T. Rowe Price”), dated as of November 13, 2019.[60]

(d)(3)(i)	Investment Sub-Advisory Agreement between FMG LLC and Massachusetts Financial Services Company (doing business as MFS Investment Management) (“MFSIM”), dated as of November 13, 2019.[60]

(d)(3)(ii)	Amendment No. 1 dated November 29, 2019 to the Investment Sub-Advisory Agreement between FMG LLC and MFSIM.[60]

(d)(3)(iii)	Amendment No. 2 dated January 15, 2020 to the Investment Sub-Advisory Agreement between FMG LLC and MFSIM.[60]

(d)(4)(i)	Investment Sub-Advisory Agreement between FMG LLC and Morgan Stanley Investment Management Inc. (“MSIM”), dated as of November 13, 2019.[60]

(d)(5)(i)	Investment Sub-Advisory Agreement between FMG LLC and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), dated as of November 13, 2019.[60]

(d)(6)(i)	Investment Sub-Advisory Agreement between FMG LLC and AllianceBernstein L.P. (“AllianceBernstein”), dated as of November 13, 2019.[60]

(d)(7)(i)	Investment Sub-Advisory Agreement between FMG LLC and Capital International, Inc. (“Capital International”), dated as of November 13, 2019.[60]

(d)(8)(i)	Investment Sub-Advisory Agreement between FMG LLC and Pacific Investment Management Company, LLC (“PIMCO”), dated as of November 13, 2019.[60]

4

(d)(9)(i)	Investment Sub-Advisory Agreement between FMG LLC and Wellington Management Company, LLP (“Wellington”), dated as of November 13, 2019.[60]

(d)(9)(ii)	Amendment No. 1 dated November 18, 2019 to the Investment Sub-Advisory Agreement between FMG LLC and Wellington dated as of November 13, 2019.[60]

(d)(10)(i)	Investment Sub-Advisory Agreement between FMG LLC and GAMCO Asset Management, Inc. (“GAMCO”), dated as of November 13, 2019.[60]

(d)(11)(i)	Investment Sub-Advisory Agreement between FMG LLC and SSgA Funds Management, Inc. (“SSgA FM”), dated as of November 13, 2019.[60]

(d)(12)(i)	Investment Sub-Advisory Agreement between FMG LLC and UBS Asset Management (Americas) (“UBS”), dated as of November 13, 2019.[60]

(d)(13)(i)	Investment Sub-Advisory Agreement between FMG LLC, Wells Capital Management, Inc. and Wells Fargo Asset Management (International)-Limited (“WFAM (International)”), dated as of November 13, 2019.[60]

(d)(14)(i)	Investment Sub-Advisory Agreement between FMG LLC and Lord Abbett & Co. LLC (“Lord Abbett”), dated as of November 13, 2019.[60]

(d)(15)(i)	Investment Sub-Advisory Agreement between FMG LLC and BNY Mellon Investment Adviser, Inc. (“BNY Mellon”), dated as of November 13, 2019.[60]

(d)(16)(i)	Investment Sub-Advisory Agreement between FMG LLC and Franklin Mutual Advisers, LLC (“Franklin Mutual”), dated as of November 13, 2019.[60]

(d)(17)(i)	Investment Sub-Advisory Agreement between FMG LLC and Franklin Advisers, Inc. (“Franklin Advisers”), dated as of November 13, 2019.[60]

(d)(18)(i)	Investment Sub-Advisory Agreement between FMG LLC and BlackRock Investment Management, LLC (“BlackRock Investment”), dated as of November 13, 2019.[60]

(d)(19)(i)	Investment Sub-Advisory Agreement between FMG LLC and Invesco Advisers, Inc. (“Invesco”), dated as of November 13, 2019.[60]

(d)(20)(i)	Investment Sub-Advisory Agreement between FMG LLC and Harris Associates LP (“Harris Associates”), dated as of November 13, 2019.[60]

(d)(21)(i)	Investment Sub-Advisory Agreement between FMG LLC and Templeton Global Advisors Limited (“Templeton Global”), dated as of November 13, 2019.[60]

(d)(22)(i)	Investment Sub-Advisory Agreement between FMG LLC and EARNEST Partners, LLC (“Earnest”), dated as of November 13, 2019.[60]

5

(d)(23)(i)	Investment Sub-Advisory Agreement between FMG LLC and AXA Investment Managers, Inc. (“AXA IM”), dated as of November 13, 2019 [60]

(d)(23)(ii)	Form of Amendment No. 1, dated May 1, 2020 to the Investment Sub-Advisory Agreement between FMG LLC and AXA IM, dated as of November 13, 2019. (filed herewith)

(d)(24)(i)	Investment Sub-Advisory Agreement between FMG LLC and Palisade Capital Management L.L.C. (“Palisade Capital”), dated as of November 13, 2019.[60]

(d)(25)(i)	Investment Sub-Advisory Agreement between FMG LLC and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), dated as of November 13, 2019.[60]

(d)(26)(i)	Investment Sub-Advisory Agreement between FMG LLC and Diamond Hill Capital Management, Inc. (“Diamond Hill”), dated as of November 13, 2019.[60]

(d)(27)(i)	Investment Sub-Advisory Agreement between FMG LLC and Allianz Global Investors U.S. LLC (“Allianz”), dated as of November 13, 2019.[60]

(d)(28)(i)	Investment Sub-Advisory Agreement between FMG LLC and BlackRock Financial Management, Inc. (“BlackRock Financial”), dated as of November 13, 2019.[60]

(d)(29)(i)	Investment Sub-Advisory Agreement between FMG LLC and ClearBridge Investments LLC (“ClearBridge”), dated as of November 13, 2019.[60]

(d)(30)(i)	Investment Sub-Advisory Agreement between FMG LLC and Horizon Kinetics Asset Management, LLC (“Horizon Kinetics”), dated as of November 13, 2019.[60]

(d)(31)(i)	Investment Sub-Advisory Agreement between FMG LLC and Westfield Capital Management Company (“Westfield”), dated as of November 13, 2019.[60]

(d)(32)(i)	Investment Sub-Advisory Agreement between FMG LLC and Post Advisory Group, LLC (“Post”), dated as of November 13, 2019.[60]

(d)(33)(i)	Investment Sub-Advisory Agreement between FMG LLC and Thornburg Investment Management, Inc. (“Thornburg”), dated as of November 13, 2019.[60]

(d)(34)(i)	Investment Sub-Advisory Agreement between FMG LLC and DoubleLine Capital L.P. (“DoubleLine”), dated as of November 13, 2019.[60]

(d)(35)(i)	Investment Sub-Advisory Agreement between FMG LLC and Goldman Sachs Asset Management, L.P. (“Goldman”), dated as of November 13, 2019.[60]

(d)(36)(i)	Investment Sub-Advisory Agreement between FMG LLC and Loomis, Sayles & Company, L.P. (“Loomis”), dated as of November 13, 2019.[60]

(d)(37)(i)	Investment Sub-Advisory Agreement between FMG LLC and QS Investors, LLC (“QS Investors”), dated as of November 13, 2019.[60]

6

(d)(38)(i)	Investment Sub-Advisory Agreement between FMG LLC and Federated Global Investment Management Corp. (“Federated”), dated as of November 13, 2019.[60]

(d)(39)(i)	Investment Sub-Advisory Agreement between FMG LLC and Vaughan Nelson Investment Management (“Vaughan Nelson”), dated as of November 13, 2019.[60]

(d)(40)(i)	Investment Sub-Advisory Agreement between FMG LLC and HS Management Partners, LLC (“HS Management”), dated as of November 13, 2019.[60]

(d)(41)(i)	Investment Sub-Advisory Agreement between FMG LLC and Polen Capital Management, LLC (“Polen Capital”), dated as of November 13, 2019.[60]

(d)(42)(i)	Investment Sub-Advisory Agreement between FMG LLC, DoubleLine Equity LP and DoubleLine Capital LP (“DL Equity and DoubleLine Capital”), dated as of November 13, 2019.[60]

(d)(43)(i)	Investment Sub-Advisory Agreement between FMG LLC and Janus Capital Management LLC (“Janus Capital”), dated as of November 13, 2019.[60]

(d)(44)(i)	Investment Sub-Advisory Agreement between FMG LLC and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), dated as of November 13, 2019.[60]

(d)(45)(i)	Investment Sub-Advisory Agreement between FMG LLC and American Century Investment Management, Inc. (“American Century”), dated as of November 13, 2019.[60]

(d)(46)(i)	Investment Sub-Advisory Agreement between FMG LLC and FIAM LLC (“FIAM”), dated as of November 13, 2019.[60]

(d)(47)(i)	Investment Sub-Advisory Agreement between FMG LLC and Lazard Asset Management LLC (“Lazard”), dated as of November 13, 2019.[60]

(d)(48)(i)	Investment Sub-Advisory Agreement between FMG LLC and First Trust Advisors L.P. (“First Trust”), dated as of November 13, 2019.[60]

(d)(49)(i)	Investment Sub-Advisory Agreement between FMG LLC and 1832 Asset Management U.S. Inc. (“1832 Asset Management”), dated as of November 13, 2019.[60]

(e)	Underwriting Contracts

(e)(1)(i)	Distribution Agreement between the Trust and AXA Distributors, LLC (“AXA Distributors”), dated as of November 13, 2019 with respect to Class IB shares.[60]

7

(e)(2)(i)	Distribution Agreement between the Trust and AXA Distributors, dated as of November 13, 2019 with respect to Class K shares.[60]

(e)(3)(i)	Distribution Agreement between the Trust and AXA Distributors, dated as of November 13, 2019 with respect to Class IA shares.[60]

(f)	Form of Deferred Compensation Plan. [3]

(g)	Custodian Agreements

(g)(1)(i)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[5]

(g)(1)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[7]

(g)(1)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(g)(1)(iv)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(g)(1)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[10]

(g)(1)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [11]

(g)(1)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [14]

(g)(1)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [15]

(g)(1)(ix)	Amendment No. 8 dated April 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [16]

(g)(1)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [17]

(g)(1)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [20]

(g)(1)(xii)	Amendment No. 11 dated July 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [20]

(g)(1)(xiii)	Amendment No. 12 dated January 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [21]

8

(g)(1)(xiv)	Amendment No. 13 dated May 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [22]

(g)(1)(xv)	Amendment No. 14 dated as of September 29, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [24]

(g)(1)(xvi)	Amendment No. 15 dated as of October 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [24]

(g)(1)(xvii)	Amendment No. 16 dated as of August 16, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [27]

(g)(1)(xviii)	Amendment No. 17 dated as of December 15, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [27]

(g)(1)(xix)	Amendment No. 18 dated as of December 7, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [28]

(g)(1)(xx)	Amendment No. 19 dated as of May 1, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [29]

(g)(1)(xxi)	Amendment No. 20 dated as of July 20, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [29]

(g)(1)(xxii)	Amendment No. 21 dated as of April 30, 2012 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [34]

(g)(1)(xxiii)	Amendment No. 22 dated as of June 1, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [39]

(g)(1)(xxiv)	Amendment No. 23 dated as of October 21, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [39]

(g)(1)(xxv)	Amendment No. 24 dated as of April 4, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [43]

(g)(1)(xxvi)	Amendment No. 25 dated as of June 1, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [43]

9

(g)(1)(xxvii)	Amendment No. 26 dated as of July 16, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [44]

(g)(1)(xxviii)	Amendment No. 27 dated as of April 30, 2015 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [46]

(g)(1)(xxvix)	Amendment No. 28 dated as of December 21, 2015 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [48]

(g)(1)(xxx)	Amendment No. 29 dated as of December 9, 2016 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [51]

(g)(1)(xxxi)	Amendment No. 30 dated as of May 1, 2017 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [52]

(g)(1)(xxxii)	Amendment No. 31 dated as of November 1, 2017 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[54]

(g)(1)(xxxiii)	Amendment No. 32 dated as of February 21, 2018 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [56]

(g)(1)(xxxiv)	Amendment No. 33 dated as of June 14, 2018 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [56]

(g)(1)(xxxv)	Amendment No. 34 dated as of December 6, 2018 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[59]

(g)(1)(xxxvi)	Amendment No. 35 dated as of February 19, 2019 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[59]

(h)	Other Material Contracts

(h)(1)(i)	Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [45]

(h)(1)(ii)	Amendment No. 1 dated as of July 14, 2015 to the Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [47]

(h)(1)(iii)	Amendment No. 2 dated as of September 1, 2015 to the Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [47]

10

(h)(1)(iv)	Amendment No. 3 dated as of December 21, 2015 to the Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [48]

(h)(1)(v)	Amendment No. 4 dated as of January 1, 2016 to the Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [48]

(h)(1)(vi)	Amendment No. 5 dated as of October 1, 2016 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [51]

(h)(1)(vii)	Amendment No. 6 dated as of December 9, 2016 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [51]

(h)(1)(viii)	Amendment No. 7 dated as of May 1, 2017 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [52]

(h)(1)(ix)	Amendment No. 8 dated as of September 1, 2017 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [53]

(h)(1)(x)	Amendment No. 9 dated as of November 1, 2017 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [53]

(h)(1)(xi)	Amendment No. 10 dated as of July 12, 2018 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [56]

(h)(1)(xii)	Amendment No. 11 dated as of December 6, 2018, 2018 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [59]

(h)(1)(xiii)	Amendment No. 12 dated as of December 5, 2019 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC.[60]

(h)(2)(i)	Sub-Administration Agreement between FMG LLC and JPMorgan Chase Bank dated May 1, 2011. [29]

(h)(2)(A)(i)	Sub-Administration Agreement dated April 1, 2015 between FMG LLC and JPMorgan Chase Bank. [46]

(h)(3)(i)	Expense Limitation Agreement dated as of November 13, 2019 between the Trust and FMG LLC.[60]

(h)(3)(ii)	Amendment No. 1 dated May 1, 2020 to the Expense Limitation Agreement between FMG LLC and the Trust dated as of November 13, 2019. (filed herewith)

(h)(4)(i)	Amended and Restated Participation Agreement among the Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors and AXA Advisors dated as of July 15, 2002.[6]

(h)(4)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[7]

11

(h)(4)(iii)	Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(h)(4)(iv)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(h)(4)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[10]

(h)(4)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [12]

(h)(4)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [14]

(h)(4)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [15]

(h)(4)(ix)	Amendment No. 8 dated January 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [17]

(h)(4)(x)	Amendment No. 9 dated May 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [20]

(h)(4)(xi)	Amendment No. 10 dated January 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [21]

(h)(4)(xii)	Amendment No. 11 dated May 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [22]

(h)(4)(xiii)	Amendment No. 12 dated September 29, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [24]

(h)(4)(xiv)	Amendment No. 13 dated August 16, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [27]

(h)(4)(xv)	Amendment No. 14 dated as of December 15, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [27]

12

(h)(4)(xvi)	Amendment No. 15 dated June 7, 2011 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [30]

(h)(4)(xvii)	Amendment No. 16 dated as of April 30, 2012 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable and AXA Distributors dated July 15, 2002. [36]

(h)(4)(xviii)	Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [38]

(h)(4)(xix)	Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [39]

(h)(4)(xx)	Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [39]

(h)(4)(xxi)	Amendment No. 3 dated as of April 4, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [43]

(h)(4)(xxii)	Amendment No. 4 dated as of June 1, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [43]

(h)(4)(xxiii)	Amendment No. 5 dated as of July 16, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [44]

(h)(4)(xxiv)	Amendment No. 6 dated as of April 30, 2015 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [45]

(h)(4)(xxv)	Amendment No. 7 dated as of December 21, 2015 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [48]

(h)(4)(xxvi)	Amendment No. 8 dated as of December 9, 2016 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [51]

(h)(4)(xxvii)	Amendment No. 9 dated as of May 1, 2017 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [52]

(h)(4)(xxviii)	Amendment No. 10 dated as of November 1, 2017 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [53]

13

(h)(4)(xxix)	Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [56]

(h)(4)(xxx)	Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.[59]

(h)(5)(i)	Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees, Managers and Agents, and AXA Equitable dated July 10, 2002. [6]

(h)(5)(ii)	Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [36]

(h)(5)(iii)

Amendment No. 1 dated as of September 1, 2014 to the Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [44]

(h)(5)(iv)

Amendment No. 2 dated as of April 30, 2015 to the Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [46]

(h)(6)(i)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY Life”), and AXA Distributors dated as of May 23, 2012. [40]

(h)(6)(ii)	Amendment No. 1 dated June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MONY Life, and AXA Distributors dated as of May 23, 2012. [40]

(h)(6)(iii)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY”) and AXA Distributors effective as of October 1, 2013. [40]

(h)(6)(iv)	Amendment No. 1 dated as of April 4, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [43]

(h)(6)(v)	Amendment No. 2 dated as of June 1, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [43]

(h)(6)(vi)	Amendment No. 3 dated as of July 16, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [44]

(h)(6)(vii)	Amendment No. 4 dated as of April 30, 2015 to the Participation Agreement among the Trust, MONY, and AXA Distributors effective as of October 1, 2013.[47]

(h)(6)(viii)	Amendment No. 5 dated as of December 9, 2016 to the Participation Agreement among the Trust, MONY, and AXA Distributors effective as of October 1, 2013. [51]

14

(h)(6)(ix)	Amendment No. 6 dated as of May 1, 2017 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [54]

(h)(6)(x)	Form of Amendment No. 7 dated as of July 13, 2018 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [56]

(h)(7)(i)	Amended and Restated Participation Agreement among the Trust, MONY Life Insurance Company of America (“MLOA”) and AXA Distributors dated as of May 23, 2012. [40]

(h)(7)(ii)	Amendment No. 1 dated as of June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [40]

(h)(7)(iii)	Amendment No. 2 dated as of October 21, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [40]

(h)(7)(iv)	Amendment No. 3 dated as of November 1, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [42]

(h)(7)(v)	Amendment No. 4 dated as of April 4, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [43]

(h)(7)(vi)	Amendment No. 5 dated as of June 1, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [43]

(h)(7)(vii)	Amendment No. 6 dated as of July 16, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [44]

(h)(7)(viii)	Amendment No. 7 dated as of April 30, 2015 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [45]

(h)(7)(ix)	Amendment No. 8 dated as of December 21, 2015 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [48]

(h)(7)(x)	Amendment No. 9 dated as of December 9, 2016 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [51]

(h)(7)(xi)	Amendment No. 10 dated as of May 1, 2017 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [52]

15

(h)(7)(xii)	Amendment No. 11 dated as of November 1, 2017 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [53]

(h)(7)(xiii)	Amendment No. 12 dated as of July 12, 2018 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [56]

(h)(7)(xiv)	Amendment No. 13 dated as of December 6, 2018 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[59]

(h)(8)	Form of Securities Lending Agreement with JPMorgan Chase Bank National Association. [49]

(i)	Legal Opinion

(i)(1)	Opinion and Consent of K&L Gates LLP. (filed herewith)

Other Consents

(j)(1)	Consent of Independent Registered Public Accounting Firm. (filed herewith)

(k)	None

(l)	None

(m)	Distribution Plans

(m)(1)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares adopted as of July 14, 2010. [26]

(m)(2)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares of the MONY Portfolios adopted as of July 14, 2010. [26]

(m)(3)(a)	Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA shares adopted as of July 12, 2011. [33]

(n)	Multiple Class Plan

(n)(1)	Revised Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act. [29]

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Trust, FMG LLC and AXA Distributors, revised as of March 2020 (filed herewith)

(p)(2)	Revised Code of Ethics of AllianceBernstein, revised June 2019 [60]

(p)(3)	Revised Code of Ethics of Capital International, revised December 2019. (filed herewith)

16

(p)(4)	Revised Code of Ethics of J.P. Morgan, revised December 13, 2019. (filed herewith)

(p)(5)	Revised Code of Ethics of MFSIM, revised December 16, 2019. (filed herewith)

(p)(6)	Code of Ethics of MSIM, revised as of December 12, 2019. (filed herewith)

(p)(7)	Code of Ethics of T. Rowe Price, revised as of December 1, 2019. (filed herewith)

(p)(8)	Code of Ethics of PIMCO, revised as of November 2019. (filed herewith)

(p)(9)	Code of Ethics of Wellington, revised April 2017. [55]

(p)(10)	Code of Ethics of GAMCO, revised as of March 15, 2018.[59]

(p)(11)	Revised Code of Ethics of SSgA FM, revised April 15, 2019 [60]

(p)(12)	Revised Code of Ethics of UBS, revised August 20, 2019 [60]

(p)(13)	Revised Code of Ethics of Wells Capital and WFAM (International) effective July 1, 2018.[59]

(p)(14)	Revised Code of Ethics of Lord Abbett, revised August 2019 [60]

(p)(15)	Revised Code of Ethics of BNY Mellon, effective December 2014. [44]

(p)(16)	Revised Code of Ethics of Franklin Mutual, Franklin Advisers and Templeton Global revised September 16, 2019 [60]

(p)(17)	Code of Ethics of BlackRock Investment and BlackRock Financial, revised as of April 1, 2018.[59]

(p)(18)	Code of Ethics of Invesco, revised as of January 2018. [55]

(p)(19)	Revised Code of Ethics of Harris Associates, revised September 30, 2019 [60]

(p)(20)	Code of Ethics of EARNEST, revised July 10, 2018.[59]

(p)(21)	Code of Ethics of AXA IM, revised as of January 2015. [55]

(p)(22)	Code of Ethics of Palisade Capital, revised as of June 2018.[59]

(p)(23)	Code of Ethics of AXA Rosenberg revised November 2013. [43]

(p)(24)	Code of Ethics of Diamond Hill, revised December 31, 2018.[59]

(p)(25)	Revised Code of Ethics of Allianz, amended October 16, 2018.[59]

(p)(26)	Code of Ethics of ClearBridge. [42]

(p)(27)	Revised Code of Ethics of Horizon, updated January 2018.[59]

17

(p)(28)	Revised Code of Ethics of 1832 Asset Management, revised September 2019 [60]

(p)(29)	Revised Code of Ethics of Westfield, revised August 16, 2019 [60]

(p)(30)	Revised Code of Ethics of Post, revised August 2019 [60]

(p)(31)	Revised Code of Ethics of Thornburg dated March 2016. [52]

(p)(32)	Code of Ethics of DoubleLine and DoubleLine Equity, revised as of September 2017. [55]

(p)(33)	Revised Code of Ethics of Goldman, revised August 29, 2019 [60]

(p)(34)	Code of Ethics of Loomis, revised as of April 2018.[59]

(p)(35)	Code of Ethics of QS Investors, as amended December 2019. (filed herewith)

(p)(36)	Code of Ethics of Federated, effective January 2016. [49]

(p)(37)	Revised Code of Ethics of Vaughan Nelson, revised February 28, 2019 [60]

(p)(38)	Code of Ethics of HS Management. [51]

(p)(39)	Revised Code of Ethics of Janus, revised January 1, 2019 [60]

(p)(40)	Code of Ethics of Polen, revised September 2018.[59]

(p)(41)	Code of Ethics of Barrow Hanley. [54]

(p)(42)	Revised Code of Ethics of American Century, revised August 21, 2019 [60]

(p)(43)	Code of Ethics of FIAM. [56]

(p)(44)	Code of Ethics of Lazard. [56]

(p)(45)	Code of Ethics of First Trust. [57]

Other Exhibits:

Revised Powers of Attorney. (filed herewith)

18

1.	Incorporated by reference to and/or previously filed with Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).
2.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).
3.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).
5.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).
6.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).
7.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).
8.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).
10.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).
11.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005 (File No. 333-17217).
12.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006 (File No. 333-17217).
14.	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2007 (File No. 333-17217).
15.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 (File No. 333-17217).
16.	Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on October 4, 2007 (File No. 333-17217).
17.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on December 27, 2007 (File No. 333-17217).
20.	Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2009 (File No. 333-17217).
21.	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on March 16, 2009 (File No. 333-17217).
22.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed on April 15, 2009 (File No. 333-17217).
24.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2010 (File No. 333-17217).
26.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on October 5, 2010 (File No. 333-17217).
27.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed on February 3, 2011 (File No. 333-17217).
28.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2011 (File No. 333-17217).

19

29.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on August 16, 2011 (File No. 333-17217).
30.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on August 17, 2011 (File No. 333-17217).
31.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2012 (File No. 333-17217).
33.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2012 (File No. 333-17217).
34	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).
36.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed on February 7, 2013 (File No. 333-17217).
38.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 100 to the Registrant’s Registration Statement filed on July 22, 2013 (File No. 333-17217).
39.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on October 1, 2013 (File No. 333-17217).
40.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 103 to the Registrant’s Registration Statement filed on January 10, 2014 (File No. 333-17217).
42.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on April 11, 2014 (File No. 333-17217).
43.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on April 30, 2014 (File No. 333-17217).
44.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on February 5, 2015 (File No. 333-17217).
45.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 113 to the Registrant’s Registration Statement filed on April 17, 2015 (File No. 333-17217).
46.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 114 to the Registrant’s Registration Statement filed on April 24, 2015 (File No. 333-17217).
47.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on December 17, 2015 (File No. 333-17217).\
48.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed on February 11, 2016 (File No. 333-17217).
49.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 121 to the Registrant’s Registration Statement filed on April 25, 2016 (File No. 333-17217).
50.	Incorporated by reference and/or previously filed with Registrant’s Registration Statement on Form N-14 filed on January 17, 2017 (File No. 333-17217).
51.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 123 to the Registrant’s Registration Statement filed on January 31, 2017 (File No. 333-17217).

20

52.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed on April 28, 2017 (File No. 333-17217).
53.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 128 to the Registrant’s Registration Statement filed on October 27, 2017 (File No. 333-17217).
54.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 130 to the Registrant’s Registration Statement filed on January 26, 2018 (File No. 333-17217).
55.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 132 to the Registrant’s Registration Statement filed on April 26, 2018 (File No. 333-17217).
56.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 135 to the Registrant’s Registration Statement filed on July 31, 2018 (File No. 333-17217).
57.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 138 to the Registrant’s Registration Statement filed on December 20, 2018 (File No. 333-17217)
58.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 140 to the Registrant’s Registration Statement filed on February 8, 2019 (File No. 333-17217)
59.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 142 to the Registrant’s Registration Statement filed on April 26, 2019 (File No. 333-17217)
60.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 144 to the Registrant’s Registration Statement filed on February 7, 2020 (File No. 333-17217)

Item 29.	Persons Controlled by or Under Common Control with the Trust

AXA Equitable Life Insurance Company (“AXA Equitable”) controls the Trust by virtue of its ownership of a substantial majority of the Trust’s shares. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters, if applicable. The Trust may in the future offer its shares to insurance companies affiliated and unaffiliated with AXA Equitable, to the AXA Equitable 401(k) Plan, to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC, and to other investors eligible under applicable tax regulations.

AXA Equitable is a New York stock life insurance corporation and is a wholly owned subsidiary of Equitable Holdings, Inc. (“EQH”). EQH is a publicly-owned company. FMG LLC is a wholly owned subsidiary of AXA Equitable.

Item 30.	Indemnification

Registrant’s Second Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”)

Article VII, Section 2 of the Declaration of Trust of EQ Advisors Trust (“Trust”) states, in relevant part, that a “Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any Person, other than to the Trust, a Series or a Shareholder to the extent expressly provided in this Article VII. No person who is or has been a Trustee or officer of the Trust shall be liable to the Trust, or a Series or a Shareholder for any action or failure to act or for any other reason except solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee or officer as described herein, and shall not be liable for errors of judgment or mistakes of fact or law. A Trustee or officer of the Trust shall not be responsible or liable in any event for any neglect or wrongdoing of any person, including any other Trustee, officer, agent, employee, Manager, or Principal Underwriter of the Trust or any Series.” Article VII, Section 4 of the Trust’s Declaration of Trust states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably

21

incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.” Article VII, Section 5 of the Trust’s Declaration of Trust further states:

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the maximum extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust, a Series or any Shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

Registrant’s Investment Advisory Agreement states:

Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.

Registrant’s Investment Sub-Advisory Agreements generally state:

6.    LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or

22

suffered by the Portfolio(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.

Section 14 of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless [the Distributor] from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which [the Distributor] may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by [the Distributor].

[The Distributor] will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other

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misconduct or negligence of [the Distributor] in its capacity as a principal underwriter of the Trust’s Class [IA, IB and/or K] shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that [the Distributor] shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Amended and Restated Mutual Funds Service Agreement states:

(a)    FMG LLC shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or gross negligence on FMG LLC’s part (or on the part of any third party to whom FMG LLC has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by FMG LLC (or by such third party) of its obligations and duties under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party) or, subject to Section 10 below, FMG LLC’s (or such third party) refusal or failure to comply with the terms of this Agreement (in the case of FMG LLC) or an agreement with FMG LLC (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party). In no event shall FMG LLC (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if FMG LLC (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b)    Except to the extent that FMG LLC may be held liable pursuant to Section 6(a) above, FMG LLC shall not be responsible for, and the Trust shall indemnify and hold FMG LLC harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities including, but not limited to, those arising out of or attributable to:

(i)    any and all actions of FMG LLC or its officers or agents required to be taken pursuant to this Agreement;

(ii)    the reliance on or use by FMG LLC or its officers or agents of information, records, or documents which are received by FMG LLC or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii)    the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving gross negligence or willful misfeasance;

(iv)    the breach of any representation or warranty of the Trust hereunder;

(v)    the reliance on or the carrying out by FMG LLC or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi)    any delays, inaccuracies, errors in or omissions from information or data provided to FMG LLC by data services, including data services providing information in connection with any third party computer system licensed to FMG LLC, and by any corporate action services, pricing services or securities brokers and dealers;

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(vii)    the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii)    any failure of the Trust’s Registration Statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix)    except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x)    all actions, inactions, omissions, or errors caused by third parties to whom FMG LLC or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Portfolio, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify FMG LLC pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Article VIII of the Registrant’s Participation Agreement states:

8.1(a). AXA Equitable Life Insurance Company (for the purposes of this Article, “Equitable”) agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses,

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claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or contained in the Equitable Contracts or sales literature for the Equitable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or in the Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by Equitable or persons under its control) or wrongful conduct of Equitable or persons under its control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Equitable; or

(iv) arise as a result of any failure by Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…

8.2(a). Each of the Distributors agrees to indemnify and hold harmless Equitable, and the Trust and each of their directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein

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or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Equitable by or on behalf of the Distributors or the Trust; or

(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…

8.3(a) The Trust agrees to indemnify and hold harmless Equitable and each of its directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…

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Article VII of the Registrant’s Second Amended and Restated Retirement Plan Participation Agreement states:

7.1. Indemnification By the Plan. Except as provided to the contrary in Section 7.4 or 7.5 hereof, AXA Equitable and the Plan shall jointly and severally indemnify and hold harmless the Trust, each member of the Board, the Distributor, the trustees, directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AXA Equitable and the Plan), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon:

(i) the failure (intentional or otherwise) of the Plan at any time to be or to continue to be a Qualified Plan…;

(ii) the sale or acquisition of the Class K shares of the Designated Portfolios and (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact made by AXA Equitable or the Plan or any person under its control or the omission or the alleged omission to state a material fact required to be stated or necessary to make such statements not misleading, unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished by the Trust or the Distributor to AXA Equitable or the Plan for use in connection with the sale or distribution of Class K shares of the Designated Portfolios; or (2) arise out of or as a result of warranties or representations (other than warranties or representations contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust not supplied by the Plan or persons under its control) or wrongful conduct of AXA Equitable or the Plan or any of such, with respect to the sale or distribution of Class K shares of the Designated Portfolios; or (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such a statement or omission was made in reliance upon information furnished to the Trust or the Distributor by AXA Equitable or the Plan or persons under their control; or

(iii) arise as a result of any failure by the Plan to provide the services or furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(iv) arise out of or result from any material breach of any representation and/or warranty made by AXA Equitable or the Plan in this Agreement or arise out of or result from any other material breach of this Agreement by AXA Equitable or the Plan.

7.2. Indemnification by the Distributor. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Distributor shall indemnify and hold harmless the Plan, its trustees, the Trust, the Board and their officers and each person, if any, who controls the Plan within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon

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(i) the sale or acquisition of Class K shares of the Designated Portfolios by the Plan and (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by the Distributor to the Trust for use in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or otherwise for use in connection with the sale or acquisition of Class K shares of the Delegated Portfolios by the Plan; or (2) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, but only if such statement or omission was made in reliance upon information furnished to the Plan or the Trust by the Distributor; or

(ii) any failure by the Distributor to provide the services and furnish the materials required to be provided or furnished by the Distributor under the terms of this Agreement; or

(iii) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

7.3. Indemnification by the Trust. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Trust shall indemnify and hold harmless the Plan and each of its trustees and officers, the Distributor, the directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to, arise out of or are based upon:

(i) any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust….

UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 31.	Business and Other Connections of the Adviser and Sub-Advisers

FMG LLC is a registered investment adviser and serves as investment adviser and administrator for all portfolios of the Registrant. The descriptions of FMG LLC and each of the sub-advisers, as applicable, under the caption “Management of the Trust—The Adviser” or “About the Investment Portfolios” in the Prospectuses and under the caption “Investment Management and Other Services” in the Statements of Additional Information constituting Parts A and B, respectively, of the Trust’s Registration Statement are incorporated herein by reference.

The information as to the directors and officers of FMG LLC is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-72220) and is incorporated herein by reference.

FMG LLC, with the approval of the Registrant’s Board of Trustees, selects advisers for certain portfolios of the Registrant. The following companies, all of which are registered investment advisers, serve as advisers for such portfolios.

The information as to the directors and officers of MFSIM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17352) and is incorporated herein by reference.

The information as to the directors and officers of MSIM is set forth in Morgan Stanley Dean Witter Investment Management Inc.’s Form ADV filed with the Securities and Exchange Commission (File No. 801-15757) and is incorporated herein by reference.

The information as to the directors and officers of J. P. Morgan is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) and is incorporated herein by reference.

The information as to the directors and officers of WFAM (International) is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-42427) and is incorporated herein by reference.

The information as to the directors and officers of AllianceBernstein is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) and is incorporated herein by reference.

The information as to the directors and officers of Capital International is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60145) and is incorporated herein by reference.

The information as to the directors and officers of GAMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-14132) and is incorporated herein by reference.

The information as to the directors and officers of UBS is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-34910) and is incorporated herein by reference.

The information as to the directors and officers of Wellington is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) and is incorporated herein by reference.

The information as to the directors and officers of PIMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) and is incorporated herein by reference.

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The information as to the directors and officers of Lord Abbett is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6997) and is incorporated herein by reference.

The information as to the directors and officers of BNY Mellon is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8147) and is incorporated herein by reference.

The information as to the directors and officers of Franklin Mutual is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-53068) and is incorporated herein by reference.

The information as to the directors and officers of Franklin Advisers is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) and is incorporated herein by reference.

The information as to the directors and officers of BlackRock Investment is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56972) and is incorporated herein by reference.

The information as to the directors and officers of T. Rowe Price is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-856) and is incorporated herein by reference.

The information as to the directors and officers of SSgA FM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60103) and is incorporated herein by reference.

The information as to the directors and officers of Wells Capital is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21122) and is incorporated herein by reference.

The information as to the directors and officers of Invesco is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-33949) and is incorporated herein by reference.

The information as to the directors and officers of EARNEST is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56189) and is incorporated herein by reference.

The information as to the directors and officers of AXA IM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60374) and is incorporated herein by reference.

The information as to the directors and officers of Palisade Capital is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48401) and is incorporated herein by reference.

The information as to the directors and officers of AXA Rosenberg is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) and is incorporated herein by reference.

The information as to the directors and officers of Diamond Hill is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-32176) and is incorporated herein by reference.

The information as to the directors and officers of Allianz is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-69803) and is incorporated herein by reference.

The information as to the directors and officers of BlackRock Financial is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48433) and is incorporated herein by reference.

The information as to the directors and officers of ClearBridge is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-64710) and is incorporated herein by reference.

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The information as to the directors and officers of Horizon Kinetics is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47515) and is incorporated herein by reference.

The information as to the directors and officers of 1832 Asset Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-61257) and is incorporated herein by reference.

The information as to the directors and officers of Westfield is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-69413) and is incorporated herein by reference.

The information as to the directors and officers of Thornburg is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17853) and is incorporated herein by reference.

The information as to the directors and officers of Post is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57939) and is incorporated herein by reference.

The information as to the directors and officers of DoubleLine and DoubleLine Equity is set forth in their Form ADV filed with the Securities and Exchange Commission (File Nos. 801-70942 and 801-77611, respectively) and is incorporated herein by reference.

The information as to the directors and officers of Goldman is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-37591) and is incorporated herein by reference.

The information as to the directors and officers of Loomis is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-170) and is incorporated herein by reference.

The information as to the directors and officers of QS Investors is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-70974) and is incorporated herein by reference.

The information as to the directors and officers of Federated is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-62500) and is incorporated herein by reference.

The information as to the directors and officers of Vaughan Nelson is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-51795) and is incorporated herein by reference.

The information as to the directors and officers of HS Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-68501) and is incorporated herein by reference.

The information as to the directors and officers of Polen is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15180) and is incorporated herein by reference.

The information as to the directors and officers of Janus is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-13991) and is incorporated herein by reference.

The information f as to the directors and officers of Barrow Hanley is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-31237) and is incorporated herein by reference.

The information as to the directors and officers of Templeton Global is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-42343) and is incorporated herein by reference.

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The information as to the directors and officers of American Century is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-08174) and is incorporated herein by reference.

The information as to the directors and officers of FIAM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-63658) and is incorporated herein by reference.

The information as to the directors and officers of Lazard is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-61701) and is incorporated herein by reference.

The information as to the directors and officers of First Trust is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-39950) and is incorporated herein by reference.

The information as to the directors and officers of Harris Associates is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-50333) and is incorporated herein by reference.

Item 32.	Principal Underwriter.

(a)    AXA Distributors is the principal underwriter of the Trust’s shares. AXA Distributors also serves as a principal underwriter for AXA Premier VIP Trust and Separate Account No. 49 of AXA Equitable.

(b)    Set forth below is certain information regarding the directors and officers of AXA Distributors, the principal underwriter of the Trust’s shares. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

AXA Distributurs, LLC
Name	Positions and Offices with AXA Distributors, Inc.	Positions and Offices with the Trust
Directors

Ronald Hermann	Director	None
Robin Raju	Director	None
Nicholas B. Lane	Director	None
Stephen Scanlon	Director	None

Officers

Nicholas B. Lane	Chairman of the Board, President and Chief Executive Officer	None
Perry Golas	Principal Operations Officer	None
Robin Raju	Executive Vice President	None
Graham Day	Senior Vice President	None

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Brett Ford	Senior Vice President	None
Peter D. Golden	Senior Vice President	None
Ronald Hermann	Senior Vice President	None
Evan Hirsch	Senior Vice President	None
David Kahal	Senior Vice President	None
Prabha (“Mary”) Ng	Senior Vice President and Chief Information Security Officer	None
Trey Renolds	Senior Vice President	None
Stephen Scanlon	Senior Vice President	None
Michael Schumacher	Senior Vice President	None
Mark Teitelbaum	Senior Vice President	None
David Veale	Senior Vice President	None
Alfred Ayensu-Ghartey	Vice President and General Counsel	None
Alfred D’Urso	Vice President and Chief Compliance Officer	None
Karen Farley	Vice President	None
Richard Frink	Vice President	None
Michael J. Gass	Vice President	None
Nicholas J. Gismondi	Vice President and Chief Financial Officer	None
Timothy Jaeger	Vice President	None
Laird Johnson	Vice President	None
Gina Jones	Vice President and Financial Crime Officer	None
Joshua Katz	Vice President	None
James Long	Vice President	None
Page W. Long	Vice President	None

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James S. O’Connor	Vice President	None
Samuel Schwartz	Vice President	None
William Sorrentino	Vice President	None
Steven Sutter	Vice President and Assistant Treasurer	None
Sarah Vita	Vice President	None
Jonathan Zales	Vice President	None
Yun (“Julia”) Zhang	Vice President and Treasurer	None
Elizabeth M. Hafez	Assistant Vice President	None
Gregory C. Lashinsky	Assistant Vice President and Financial Operations Principal	None
Enrico Mossa	Assistant Vice President	None
James C. Pazareskis	Assistant Vice President	None
Caitlin Schirripa	Assistant Vice President	None
Denise Tedeschi	Assistant Vice President and Assistant Secretary	None
Francesca Divone	Secretary	None
Christine Medy	Assistant Secretary	None
Justin Francis	Assistant Treasurer	None

(c)    Inapplicable.

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank

270 Park Avenue

New York, New York 10007

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(b)

With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Manager or Sub-Administrator:

AXA Equitable Funds Management Group, LLC* 1290 Avenue of the Americas New York, NY 10104	J.P. Morgan Chase Bank, N.A. 70 Fargo Street Boston, MA 02210

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Adviser or Sub-Advisers:

AXA Equitable Funds Management Group, LLC* 1290 Avenue of the Americas New York, NY 10104	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105

AXA Investment Managers, Inc. One Fawcett Place Greenwich, CT 06830	AXA Rosenberg Investment Management LLC 4 Orinda Way, Building E Orinda, CA 94563

Allianz Global Investors US LLC Four Embarcadero Center San Francisco, CA 94111-4189	Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue, 31st Flr. Dallas, TX 75201-2761

American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111	BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022

BlackRock Investment Management LLC P.O. Box 9011 Princeton, NJ 08543-9011	ClearBridge Advisors LLC 620 Eighth Avenue New York, NY 10018

Capital International, Inc. 11100 Santa Monica Boulevard 17th Floor Los Angeles, CA 90025	BNY Mellon Investment Adviser, Inc. 200 Park Avenue New York, NY 10166

Diamond Hill Capital Management, Inc. 325 John H. McConnell Blvd., Suite 200 Columbus, OH 43215	DoubleLine Capital LP 333 South Grand Avenue, 18th Flr. Los Angeles, CA 90071

DoubleLine Equity LP 505 North Brand Blvd., Suite 860 Glendale, CA 91203	Federated Global Investment Corp. 101 Park Avenue, Suite 4100 New York, NY 10178-0002

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EARNEST Partners, LLC 1180 Peachtree Street, NE Atlanta, GA, 30309	FIAM LLC 900 Salem Street Smithfield, RI 02917

First Trust Advisors, L.P. 120 East Liberty Drive Wheaton, IL 60187	Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078

GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906

Harris Associates LP 111 S. Wacker Drive, Suite 4600 Chicago, IL 60606	Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282

HS Management Partners, LLC 640 Fifth Avenue, New York, NY 10019	Horizon Kinetics Asset Management, LLC 470 Park Avenue South New York, NY 10016

Janus Capital Management LLC 151 Detroit Street, Denver, Colorado 80206-4805	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	JPMorgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036

Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Loomis, Sayles & Company, L.P. One Financial Center Boston, Massachusetts 02111

MFS Investment Management 111 Huntington Avenue Boston, MA 02199	Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020

Post Advisory Group, LLC 11755 Wilshire Boulevard Suite, 1400 Los Angeles, CA 90025	Palisade Capital Management, L.L.C. One Bridge Plaza Fort Lee, NJ 07024

SSgA Funds Management One Lincoln Street Boston, MA 02111	Pacific Investment Management Company, LLC 840 Newport Center Drive Newport Beach, CA 92660

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	Polen Capital Management 1825 NW Corporate Boulevard, Suite 300, Boca Raton, FL 33431

37

Thornburg Investment Management, Inc. 2300 North Ridgetop Road Santa Fe, NM 87506	QS Investors, LLC 880 Third Avenue, 7th Floor New York, New York 10022

Vaughan Nelson Investment Management, LP 600 Travis, Suite 6300 Houston, TX 77002-3071	1832 Asset Management U.S. Inc. 1 Adelaide Street East Toronto, Ontario Canada M5C2V9

UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Templeton Global Advisors Limited Lyford Cay, Nassau, Bahamas

WFAM (International) 33 King William Street London, England, United Kingdon EC4R 9AT	Wells Capital Management 525 Market Street 10th Floor San Francisco, CA 94105

Wellington Management Company LLP 75 State Street Boston, MA 02109

Westfield Capital Management Company One Financial Center Boston, MA 02111

*

AXA Equitable Funds Management Group, LLC may maintain certain books and records at the offices of its parent, AXA Equitable Life Insurance Company, at 525 Washington Blvd, Jersey City, NJ 07310 and 780 Johnson Ferry Road, Suite 600, Atlanta, GA 30342 and at offsite storage facilities, including: (1) EDM Americas, 109 Lakeside Avenue, Delano, PA 18220, W.W. Scranton Office Park, 100 Ernie Preate Dr., Moosic, PA 18507, 199 South St., West Pittston, PA 18643 and 151-15 East Market St., Wilkes-Barre, PA 18701; (2) Iron Mountain 6667 Deere Road, Syracuse, NY 13206-1724, 4500 Steelway Blvd., Liverpool, NY 13090-3514 and 220 Wavel St., Syracuse, NY 13206-1312.

Item 34.	Management Services

None.

Item 35.	Undertakings

Inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 146 to its Registration Statement on Form N-1A (“Post-Effective Amendment”) meets all the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 28th day of April 2020.

EQ ADVISORS TRUST

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	Trustee, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, President and Chief Executive Officer	April 28, 2020

/s/ Christopher P. A. Komisarjevsky* Christopher P.A. Komisarjevsky	Trustee	April 28, 2020

/s/ Gary S. Schpero* Gary S. Schpero	Trustee	April 28, 2020

/s/ Caroline L. Williams* Caroline L. Williams	Trustee	April 28, 2020

/s/ Donald E. Foley* Donald E. Foley	Trustee	April 28, 2020

/s/ H. Thomas McMeekin* H. Thomas McMeekin	Trustee	April 28, 2020

/s/ Thomas W. Brock* Thomas W. Brock	Trustee	April 28, 2020

/s/ Mark A. Barnard* Mark A. Barnard	Trustee	April 28, 2020

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/s/ Gloria D. Reeg* Gloria D. Reeg	Trustee	April 28, 2020

/s/ Michael Clement* Michael Clement	Trustee	April 28, 2020

/s/ Kathleen Stephansen* Kathleen Stephansen	Trustee	April 28, 2020

/s/ Brian Walsh* Brian Walsh	Treasurer and Chief Financial Officer	April 28, 2020

* By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

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